Exhibit 99.C.2

ISSN 0115-0421

SPECIAL EDITION

VOLUME I-B

Official Gazette

Edited at the Office of the President of the Philippines
pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987

VOL. 120 | Manila, Philippines, December 30, 2024 | NO. 53

REPUBLIC OF THE PHILIPPINES

REPUBLIC ACT NO. 12116

GENERAL APPROPRIATIONS ACT

January 1 - December 31, 2025

FISCAL YEAR
2025

ISSN 0115-0421 SPECIAL EDITION VOLUME I-B Office of the President of the Philippines pursuant to No. 638 as amended by the Administrative Code of 1987 VOL. 120 Philippines, December 30, 2024 NO. 53 REPUBLIC OF THE PHILIPPINES GENERAL REPUBLIC APPROPRIATIONS ACT NO. 12116 ACT January 1—December 31, 2025 FISCAL YEAR 2025 AGENDA FOR PROSPERITY Fulfilling the Needs and Aspirations of the Filipino People

R.A. No. 12116

GENERAL APPROPRIATIONS ACT

January 1 - December 31, 2025

VOLUME I-B

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2025

January 1 - December 31, 2025

VOLUME I - B

XXIV.	DEPARTMENT OF TOURISM	264

A.	Office of the Secretary	264
B.	Intramuros Administration	274
C.	National Parks Development Committee	277
D.	Philippine Commission on Sports Scuba Diving	280

XXV.	DEPARTMENT OF TRADE AND INDUSTRY	284

A.	Office of the Secretary	284
B.	Board of Investments	300
C.	Construction Industry Authority of the Philippines	304
D.	Cooperative Development Authority	307
E.	Design Center of the Philippines	317
F.	Philippine Trade Training Center	320

XXVI.	DEPARTMENT OF TRANSPORTATION	324

A.	Office of the Secretary	324
B.	Civil Aeronautics Board	342
C.	Maritime Industry Authority	345
D.	Office of Transportation Cooperatives	349
E.	Office for Transportation Security	351
F.	Philippine Coast Guard	354
G.	Toll Regulatory Board	373

XXVII.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	378

A.	Office of the Secretary	378
B.	Commission on Population and Development	393
C.	Philippine National Volunteer Service Coordinating Agency	401
D.	Public-Private Partnership Center of the Philippines	403
E.	Philippine Statistical Research and Training Institute	406
F.	Philippine Statistics Authority	408
G.	Tariff Commission	438

XXVIII.	Presidential Communications Office	443

A.	Presidential Communications Office (Proper)	443
B.	Bureau of Communications Services	445
C.	National Printing Office	448
D.	News and Information Bureau	450
E.	Philippine Information Agency	453
F.	Presidential Broadcast Service	455
G.	Presidential Broadcast Staff (RTVM)	458

XXIX.	OTHER EXECUTIVE OFFICES	462

A.	Anti-Money Laundering Council	462
B.	Anti-Red Tape Authority	463
C.	Climate Change Commission	466

D.	Commission on Filipinos Overseas	468
E.	Commission on Higher Education	471
F.	Commission on the Filipino Language	478
G.	Dangerous Drugs Board	481
H.	Energy Regulatory Commission	484
I.	Film Development Council of the Philippines	486
J.	Games and Amusements Board	489
K.	Governance Commission for Government-Owned or Controlled Corporations	491
L.	Marawi Compensation Board	494
M.	Mindanao Development Authority	496
N.	Movie and Television Review and Classification Board	499
O.	National Amnesty Commission	501
P.	National Commission for Culture and the Arts	503
P.1	National Commission for Culture and the Arts (Proper)	503
P.2	National Historical Commission of the Philippines	506
P.3	National Library of the Philippines	510
P.4	National Archives of the Philippines	513
Q.	National Commission of Senior Citizens	515
R.	National Commission on Indigenous Peoples	519
S.	National Intelligence Coordinating Agency	528
T.	National Security Council	531
U.	Office of the Presidential Adviser on Peace, Reconciliation and Unity	534
V.	Optical Media Board	537
W.	Philippine Competition Commission	539
X.	Philippine Drug Enforcement Agency	541
Y.	Philippine Racing Commission	544
Z.	Philippine Space Agency	547
AA.	Philippine Sports Commission	549
AB.	Presidential Legislative Liason Office	553
AC.	Presidential Management Staff	555

XXX.	THE JUDICIARY	561

A.	Supreme Court of the Philippines and the Lower Courts	561
B.	Presidential Electoral Tribunal	566
C.	Sandiganbayan	568
D.	Court of Appeals	571
E.	Court of Tax Appeals	574

XXXI.	CIVIL SERVICE COMMISSION	579

A.	Civil Service Commission	579
B.	Career Executive Service Board	590

XXXII.	COMMISSION ON AUDIT	595

XXXIII.	COMMISSION ON ELECTIONS	609

XXXIV.	OFFICE OF THE OMBUDSMAN	617

XXXV.	COMMISSION ON HUMAN RIGHTS	623

A.	Commission on Human Rights	623
B.	Human Rights Violations Victims’ Memorial Commission	626

	SPECIAL PURPOSE FUNDS

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	630

A.	DEPARTMENT OF AGRICULTURE	630

A.1	National Dairy Authority	630
A.2	National Food Authority	631
A.3	Philippine Coconut Authority	633
A.4	Philippine Crop Insurance Corporation	635
A.5	Philippine Fisheries Development Authority	636
A.6	Philippine Rice Research Institute	637
A.7	Sugar Regulatory Administration	638

B.	DEPARTMENT OF ENERGY	640

B.1	National Electrification Administration	640
B.2	National Power Corporation	642

C.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	643

C.1	Local Water Utilities Administration	643
C.2	Metropolitan Waterworks and Sewerage System - Regulatory Office	645

D.	DEPARTMENT OF FINANCE	646

D.1	Philippine Tax Academy	646

E.	DEPARTMENT OF HEALTH	647

E.1	Lung Center of the Philippines	647
E.2	National Kidney and Transplant Institute	648
E.3	Philippine Children’s Medical Center	649
E.4	Philippine Heart Center	650
E.5	Philippine Institute of Traditional and Alternative Health Care	651

F.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	653

F.1	National Home Mortgage Finance Corporation	653
F.2	National Housing Authority	654
F.3	Social Housing Finance Corporation	655

G.	DEPARTMENT OF TOURISM	657

G.1	Tourism Infrastructure and Enterprise Zone Authority	657
G.2	Tourism Promotions Board	658

H.	DEPARTMENT OF TRADE AND INDUSTRY	659

H.1	Aurora Pacific Economic Zone and Freeport Authority	659
H.2	Center for International Trade Expositions and Missions	661
H.3	Small Business Corporation	662

I.	DEPARTMENT OF TRANSPORTATION	663

I.1	Light Rail Transit Authority	663
I.2	Philippine National Railways	664
I.3	Philippine Ports Authority	666

J.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	667

J.1	Development Academy of the Philippines	667
J.2	Philippine Institute for Development Studies	668

K.	Presidential Communications Office	669

K.1	Intercontinental Broadcasting Corporation	669
K.2	People’s Television Network, Incorporated	670

L.	OTHER EXECUTIVE OFFICES	671

L.1	Authority of the Freeport Area of Bataan	671
L.2	Bases Conversion and Development Authority	672
L.3	Cagayan Economic Zone Authority	673
L.4	Cultural Center of the Philippines	674
L.5	National Irrigation Administration	676
L.6	Philippine Center for Economic Development	680
L.7	Southern Philippines Development Authority	681
L.8	Subic Bay Metropolitan Authority	682
L.9	Zamboanga City Special Economic Zone Authority	684

M.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS - OTHERS	685

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	690

A.	Metropolitan Manila Development Authority	690
B.	Special Shares of LGUs in the Proceeds of National Taxes	699
C.	Local Government Support Fund	701
D.	Special Shares of LGUs in the Proceeds of Fire Code Fees	703
E.	Barangay Officials Death Benefits	704
F.	Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	705

XXXVIII	CONTINGENT FUND	708

XXXIX	MISCELLANEOUS PERSONNEL BENEFITS FUND	711

XL.	NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND	714

XLI.	PENSION AND GRATUITY FUND	717

XLII.	Revised AFP Modernization Program	720

XLIII.	UNPROGRAMMED APPROPRIATIONS	722

Budgets of Department of Energy Attached Corporations

I.	National Electrification Administration	728
II.	National Power Corporation	731
III.	Philippine National Oil Company	734

General Provisions		736

President’s Veto Message		753

Summary of FY 2025 New Appropriations		775

Department of Agriculture - Local-funded Projects

	A. Farm-to-Market Roads	791

Department of Education - Non-Implementing Unit Secondary Schools		824

Department of Education - School Building Program		962

Department of Health - Health Facilities Enhancement Program (HFEP)		975

FY 2025 Support to the Barangay Development Program (SBDP)		1009

DECEMBER 30, 2024	OFFICIAL GAZETTE	1
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

XXI. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations including locally-funded and foreign-assisted project(s), as indicated hereunder	₱	1,113,764,447,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	11,124,066,000	₱	1,535,237,000	₱	655,479,000	₱	13,314,782,000
Support to Operations		993,781,000		5,356,623,000		3,994,703,000		10,345,107,000
Operations						1,048,801,608,000		1,048,801,608,000

ASSET PRESERVATION PROGRAM						153,352,134,000		153,352,134,000
NETWORK DEVELOPMENT PROGRAM						104,771,474,000		104,771,474,000
BRIDGE PROGRAM						38,373,207,000		38,373,207,000
FLOOD MANAGEMENT PROGRAM						248,078,271,000		248,078,271,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM						504,226,522,000		504,226,522,000

Total, Regular Programs		12,117,847,000		6,891,860,000		1,053,451,790,000		1,072,461,497,000

B. PROJECTS
Locally-Funded Project(s)						18,302,950,000		18,302,950,000
Foreign-Assisted Project(s)						23,000,000,000		23,000,000,000

Total, Projects						41,302,950,000		41,302,950,000

TOTAL NEW APPROPRIATIONS	₱	12,117,847,000	₱	6,891,860,000	₱	1,094,754,740,000	₱	1,113,764,447,000

Special Provision(s)

I. Assessments and Other Collections. The DPWH is authorized to assess service utilities and franchise holders or any other corporation, entity or person, which may cause damage to public works or highway projects, the estimated amount for the reconstruction, restoration or renovation of the damaged infrastructure. The proceeds therefrom shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

Other collections by the DPWH such as liquidated damages due from suppliers, consultants or contractors shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Public-Private Partnership Infrastructure Projects. The amount appropriated herein for the Public-Private Partnership Strategic Support Fund shall be used for payment of: (i) right-of-way acquisition expenses under R.A. No. 8974 and R.A. No. 10752 and other laws of the land; (ii) fees and charges as may be imposed by BIR in accordance with the existing tax rules; (iii) incidental expenses that may be imposed by national government agencies, GOCCs, LGUs and the courts for the transfer of land titles in the name of the Republic of the Philippines or annotation of its liens and encumbrances, certification fee and fee for issuance of certified true copy of documents; (iv) just compensation and other expenses related to expropriation proceedings, notarization of documents, land appraisal, subdivision and titling of partially affected lots; (v) fees and/or expenses for variation orders, transaction advisors, feasibility studies, business case studies, or independent consultants; and (vi) reimbursements to the Project Development and Monitoring Facility Fund for the following projects:

2	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

(a) Tarlac-Pangasinan-La Union Expressway;

(b) NLEX-SLEX Connector Road Project;

(c) Cavite-Laguna Expressway Project;

(d) Muntinlupa-Cavite Expressway (Daang Hari-SLEX Link Road);

(e) NAIA Expressway;

(f) Quirino Highway Project;

(g) DPWH-Central Office Building;

(h) Central Luzon Link Expressway (CLLEX), Phase II (PPP hybrid modality) (Region III);

(i) North Luzon Expressway East (NLEE) Phase I and II (Region III);

(j) Metro Cebu Expressway (Region VII);

(k) Iloilo-Capiz-Aklan Expressway (ICAX) (Region VI);

(l) Naawan-Opol-Cagayan de Oro-Villanueva Expressway Project (Region X);

(m) Dingalan-Capas-Botolan Expressway Project (Region III);

(n) Pangasinan-Nueva Ecija Expressway (PaNEx) (Region I & III);

(o) Cavite-Tagaytay-Batangas Expressway (CTBex) (Region IV-A);

(p) Tarlac-Pangasinan-La Union Toll Expressway (TPLEX) Extension Project (Region I);

(q) Boracay Bridge Projects (Region VI);

(r) Pacific Eastern Seaboard Expressway (Region III & IV-A);

(s) Mindoro-Batangas Super Bridge (Region IV-A & IV-B);

(t) Rehabilitation/Reconstruction/Improvement, Operation and Maintenance of Kennon Road Project (CAR); and

(u) Such other priority Public-Private Partnership Infrastructure Projects

In no case shall said amount be used for unsolicited projects and payment of the private partner’s financial obligations which the government has guaranteed.

3. Tourism Road Infrastructure Program. The amount appropriated herein for Access Roads Leading to Declared Tourism Destinations under the Tourism Road Infrastructure Program shall be used for the construction, reconstruction, upgrading, and improvement of roads and bridges, identified jointly by the DPWH and the DOT based on the technical criteria and priority areas in support of the National Tourism Development Plan (2023-2028), and which are not yet covered by other funding sources.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

Implementation of this provision shall be subject to the guidelines to be issued by the DPWH and DOT.

4. Road Leveraging Linkages for Industry and Trade (ROLL IT) Program. The amount appropriated herein for the Access Roads Leading to Trades, Industries and Economic Zones under the ROLL IT Program shall be used for the construction, reconstruction, upgrading and improvement of roads and bridges identified jointly by the DPWH and the DTI based on the technical criteria and priority areas in support of the Philippine Inclusive Innovation Industrial Strategy (I3S) and the Comprehensive National Industrial Strategy, and which are not yet covered by other funding sources.

5. Tatag ng Imprastruktura para sa Kapayapaan at Seguridad (TIKAS) Program. The amount appropriated herein for various infrastructure in support of national security under the TIKAS Program shall be used to cover the construction, rehabilitation, upgrading, and improvement of facilities for the military and police identified jointly by the DPWH and DND or PNP, based on the technical criteria and priority areas in order to enhance the facility capability and readiness of the military and police in providing a secured environment conducive for national development and overall increase in quality of life.

6. Basic Infrastructure Program. The amount appropriated herein for the implementation of the Basic Infrastructure Program shall be subject to the following:

(a) engineering and administrative overhead (EAO) expenses shall not exceed one percent (1%) of the project cost; and

(b) compliance with the standards, designs, or specifications set by law, such as Batas Pambansa Blg, 344 (Accessibility Law) and R.A. No. 6541 (National Building Code of the Philippines), and the following agencies: (i) DPWH for local roads and bridges, flood control and drainage systems, multi-purpose buildings or government buildings; or (ii) DPWH and DepEd or CHED, as the case may be, for classrooms, school buildings or academic buildings.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 756, R.A. No. 12116)

7. Water Supply System. The amount appropriated herein for the construction of Water Supply Systems (Levels II and III) shall be used for the construction, reconstruction, upgrading, and improvement of water supply systems based on the technical criteria and guidelines issued by the DPWH, and relevant policies and issuances of the Water Resources Management Office under the DENR. The said amount shall cover all costs for the project, including water source identification and development, and all other project preparation and construction costs.

The implementation of water supply system projects shall be subject to the following

(a) availability of an adequate water source for the particular water supply system project;

(b) availability of project location, which must be government-owned, free from any right-of-way claim or any other claim for resettlement or relocation; and

(c) turnover of the operation and maintenance of the water supply system shall be for the LGU, unless such responsibility is transferred by the local government to another entity in accordance with existing laws.

8. Infrastructure Projects. In the implementation of infrastructure projects, the DPWH may consider the following:

(a) clustering or de-clustering in the procurement of infrastructure projects for cost efficiency and effective management with due compliance with existing government procurement laws, rules and regulations, and the guidelines issued by the GPPB;

(b) adoption of standards for various hazards, global warming or climate change in the feasibility study, design and detailed engineering works of all infrastructure projects, in coordination with the CCC;

(c) provision of pedestrian-safe sidewalks as well as tree planting;

(d) use of available and cost effective Coconet Bio-Engineering Solution for soil erosion control and slope stabilization, and

DECEMBER 30, 2024	OFFICIAL GAZETTE	3
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

(e) integrated flood control management approaches to reduce flood vulnerability and risks.

9. Assessment and Retrofitting of National Bridges. The amount appropriated for retrofitting/strengthening of permanent bridges under the DPWH bridge program shall include the cost of conducting an assessment of the structural strength, repair, and retrofitting of all national bridges in accordance with the structural code of the Philippines and existing DPWH guidelines. In the assessment, repair, and retrofitting of national bridges, priority shall be given to bridges in areas considered highly vulnerable to seismic activities, as identified by the DOST-Philippine Institute of Volcanology and Seismology (PHIVOLCS), and the damaged by typhoons.

10. Integration of Active Transportation and Road Transformation in Infrastructure Projects. Pursuant to E.O. No. 774, s. 2008, NEDA Board Resolution No. 5, s. 2017, the DOH active transport playbook and all other applicable laws, rules and regulations, and executive issuances, the DPWH, in coordination with the DOTr and cities where public transport supply is severely insufficient, shall aim to establish proper public transport stops for the benefit of commuters, and ensure that all projects and activities pertaining to the construction, preventive maintenance, rehabilitation, reconstruction, upgrading, off-carriageway improvement, widening, or paving of primary, secondary, tertiary, bypass, and diversion roads, and the construction, widening or replacement of bridges, shall be so designed and implemented as to allocate, insofar as practicable, at least fifty percent (50%) of the road space for public transport, pedestrians, and bicycles/light mobility devices rather than the throughput of private vehicles.

All pedestrian crossings and/or footpaths and sidewalks to be constructed in accordance with this provision shall, by default, be at grade for the inclusion of persons with disabilities, senior citizens, pregnant women, children with strollers, tourists with luggage, and parents with children, consistent with public health and safety regulations.

For commuter safety and comfort, wherever feasible, all pedestrian and cycling infrastructure to be constructed in accordance with this provision shall be protected or grade-separated and include shaded walkways including urban shade trees, consistent with environmental laws and public health and safety regulations.

The DPWH shall, in coordination with the DOTr, issue or update policies on road use classification, road space allocation, and road design, in accordance with the National Transport Policy or NEDA Board Resolution No. 5, s. of 2017.

The DPWH shall regularly publish the list of road transformation and active transportation infrastructure projects and pertinent details therof on its website and shall furnish copies to the DOTr.

11. Pedestrian Refuge Island. The DPWH shall provide pedestrian refuge islands along existing national roads. For new roads to be constructed, the DPWH shall include the provision for pedestrian refuge island in the design and program cost of road construction projects. The island shall be installed in accident-prone areas and other areas where there are concentrations of pedestrians to provide additional safety measures to pedestrians crossing the national road. This provision shall be subject to the guidelines of DPWH.

12. Restriction on Delegation of Project Implementation. To ensure the efficient implementation of infrastructure projects, the DPWH may delegate in the following instances: (i) the AFP Corps of Engineers in high transportation security risk areas; (ii) inter-department or inter-agency projects; and (iii) LGUs with the capability to implement projects either by administration or contract as determined by DPWH, subject to the overall technical supervision of the DPWH.

In addition, for the National Sewerage and Septage Management Program, the DPWH shall: (i) provide the technical requirements; (ii) ensure that the contractors to be engaged by the LGUs are technically capable; and (iii) regularly monitor the Program.

13. Special Road Fund. Of the amounts appropriated herein, Sixteen Billion Seven Hundred Fifty Five Million Nine Hundred Thirty Five Thousand Pesos (₱16,755,935,000) constituting the amount collected by virtue of R.A. No. 8794, as amended by R.A. No. 11239, shall be automatically credited to a Special Account in the General Fund of the National Treasury, constituted as the Special Road Fund, and shall be earmarked solely for the construction, upgrading, repair, and rehabilitation of roads, bridges, and road drainage. (GENERAL OBSERVATION- President’s Veto Message, December 30, 2024, Volume I-B, page 759, R.A. No. 12116)

14. National Building Code Development Fund. In addition to the amounts appropriated herein, the amount of Thirty Seven Million Five Hundred Twenty Seven Thousand Pesos (₱37,527,000) is appropriated to cover necessary operating expenses of the National Building Code Development Office, sourced from the five percent (5%) share of the DPWH from the building permit fees and other charges nationwide accruing to the DPWH, pursuant to P.D. No. 1096.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

15. Right-of-Way Acquisitions and Payments of Contractual Obligations. The amount appropriated under this provision is designated exclusively for Right-of-Way (ROW) acquisition expenses in accordance with R.A. No. 10752 and for payment of other contractual obligations of the DPWH as they pertain to the execution of infrastructure projects. The DPWH is charged with the responsibility to ensure that all ROW issues are resolved before the initiation of any infrastructure project.

16. Implementation of the Flood Management Program and all other Flood Control Projects. All flood control infrastructure projects funded under this Act shall be subject to the DPWH design guidelines, criteria, and standards, and other pertinent budgeting, accounting, and auditing laws, rules and regulations.

In line with the principles of the Integrated Water Resources Management as outlined in P.D. No. 1067, the DPWH may integrate water management strategies in all its food control projects. In addition to food control, these infrastructure projects may include water impoundment that can be utilized for various purposes such as irrigation, potable water supply, aquaculture, hydropower generation, and other beneficial uses.

17. Construction/Repair/Rehabilitation of Roads. The DPWH shall provide an adequate drainage system and shall take into consideration the increase in the volume of rainfall due to the effect of climate change. It shall ensure the free flow of water to avoid flooding and water stagnation in areas affected by road construction, repair and rehabilitation.

18. Project Related Expenses. For infrastructure projects costing more than One Million Pesos (₱1,000,000), the DPWH is authorized to deduct, but not to exceed the following percentages of the project cost, to be used for: (i) EAO expenses and (ii) MOOE:

(a) three and one half percent (3.5%) for releases to the Central Office;

(b) two and one half percent (2.5%) for releases to the Regional Offices (ROs);

(c) two percent (2%) for releases to the District Engineering Offices (DEOs);

(d) one percent (1%) for infrastructure projects under the Basic Infrastructure Program undertaken by the Central Office, ROs and DEOs; Provided, That the one percent (1%) EAO shall be given only to the implementing unit, regardless where the fund was released; or

4	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

(e) one half percent (0.5%) for infrastructure projects of other agencies undertaken by the Central Office, ROs or DEOs, unless otherwise provided in the special provision of the agency concerned.

For EAO expenses, the same shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Disbursements or expenditures by DPWH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

19. Implementation of Flood Control Projects in the National Capital Region. The DPWH shall implement foreign-assisted flood control projects and transfer the same to the MMDA only upon completion thereof or revision of the loan agreement indicating the MMDA as the implementing agency.

20. Geo-tagging of Infrastructure Projects. The DPWH shall undertake the geo-tagging of all its completed and ongoing infrastructure projects subject to the guidelines issued by DPWH.

The Secretary of Public Works and Highways and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the status of accomplishments, including the geo-tagged photos taken at a spatial resolution of 2-4 em per pixel with time stamp of the sites, are posted in the DPWH website.

21. Quick Response Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Quick Response fund (QRF) shall serve as a standby fund to be used for reconstruction and rehabilitation programs, activities or projects, including pre-positioning of goods and equipment in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities nor for any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

22. Green Evacuation Centers. The amount appropriated herein for the construction, rehabilitation, retrofitting, strengthening, or reconstruction of evacuation centers shall take into account, climate risk, geohazard and vulnerability information, as well as green building standards set forth under the Philippine Green Building Code and other applicable laws, policies, rules and regulations in the siting, design, and construction of evacuation centers.

To ensure the judicious allocation of funds and the safety of evacuees in disaster-prone areas, the DBM shall release the funds to the DPWH and/ or the appropriate implementing unit: Provided, That priority is given to the high-risk areas in the Philippines identified through the Georisk Philippines, a multi-agency initiative led by the DOST-PHIVOLCS.

23. Reporting and Posting Requirements. The DPWH shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DPWH’s website.

The DPWH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

24. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	11,124,066,000	₱	1,535,237,000	₱	655,479,000	₱	13,314,782,000

General Management and Supervision		10,665,221,000		1,535,237,000		655,479,000		12,855,937,000

National Capital Region (NCR)		3,316,423,000		870,129,000		455,479,000		4,642,031,000

Central Office		2,937,177,000		831,177,000		455,479,000		4,223,833,000
NCR Regional Office - Proper		73,640,000		22,536,000				96,176,000
Las Piñas-Muntinlupa District Engineering Office		23,239,000		1,824,000				25,063,000
Malabon-Navotas District Engineering Office		24,040,000		1,824,000				25,864,000
Metro Manila 1st District Engineering Office		41,336,000		1,824,000				43,160,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	5
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Metro Manila 2nd District Engineering Office	32,125,000	1,824,000	33,949,000
Metro Manila 3rd District Engineering Office	32,059,000	1,824,000	33,883,000
North Manila District Engineering Office	33,022,000	1,824,000	34,846,000
Quezon City 1st District Engineering Office	38,394,000	1,824,000	40,218,000
Quezon City 2nd District Engineering Office	41,541,000	1,824,000	43,365,000
South Manila District Engineering Office	39,850,000	1,824,000	41,674,000
Region I - Ilocos	477,671,000	40,512,000	518,183,000

Regional Office I - Proper	123,492,000	22,472,000	145,964,000
Ilocos Norte 1st District Engineering Office	40,683,000	1,804,000	42,487,000
Ilocos Norte 2nd District Engineering Office	38,514,000	1,804,000	40,318,000
Ilocos Sur 1st District Engineering Office	30,857,000	1,804,000	32,661,000
Ilocos Sur 2nd District Engineering Office	39,642,000	1,804,000	41,446,000
La Union 1st District Engineering Office	33,083,000	1,804,000	34,887,000
La Union 2nd District Engineering Office	31,501,000	1,804,000	33,305,000
Pangasinan 1st District Engineering Office	29,796,000	1,804,000	31,600,000
Pangasinan 2nd District Engineering Office	38,487,000	1,804,000	40,291,000
Pangasinan 3rd District Engineering Office	41,948,000	1,804,000	43,752,000
Pangasinan 4th District Engineering Office	29,668,000	1,804,000	31,472,000
Cordillera Administrative Region (CAR)	475,492,000	45,092,000	520,584,000

Regional Office CAR - Proper	91,155,000	23,468,000	114,623,000
Abra District Engineering Office	31,209,000	1,802,000	33,011,000
Apayao 1st District Engineering Office	32,439,000	1,802,000	34,241,000
Apayao 2nd District Engineering Office	28,592,000	1,802,000	30,394,000
Baguio City District Engineering Office	30,369,000	1,802,000	32,171,000
Benguet 1st District Engineering Office	39,231,000	1,802,000	41,033,000
Benguet 2nd District Engineering Office	30,224,000	1,802,000	32,026,000
Ifugao 1st District Engineering Office	31,824,000	1,802,000	33,626,000
Ifugao 2nd District Engineering Office	31,089,000	1,802,000	32,891,000
Lower Kalinga District Engineering Office	39,582,000	1,802,000	41,384,000
Mountain Province 2nd District Engineering Office	30,157,000	1,802,000	31,959,000

6	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mountain Province First District Engineering Office	30,638,000	1,802,000	32,440,000
Upper Kalinga District Engineering Office	28,983,000	1,802,000	30,785,000
Region II - Cagayan Valley	436,636,000	42,219,000	478,855,000

Regional Office II - Proper	64,426,000	22,353,000	86,779,000
Batanes District Engineering Office	23,881,000	1,806,000	25,687,000
Cagayan 1st District Engineering Office	39,999,000	1,806,000	41,805,000
Cagayan 2nd District Engineering Office	38,525,000	1,806,000	40,331,000
Cagayan 3rd District Engineering Office	30,719,000	1,806,000	32,525,000
Isabela 1st District Engineering Office	41,602,000	1,806,000	43,408,000
Isabela 2nd District Engineering Office	32,208,000	1,806,000	34,014,000
Isabela 3rd District Engineering Office	30,599,000	1,806,000	32,405,000
Isabela 4th District Engineering Office	32,436,000	1,806,000	34,242,000
Nueva Vizcaya 2nd District Engineering Office	31,137,000	1,806,000	32,943,000
Nueva Vizcaya District Engineering Office	31,303,000	1,806,000	33,109,000
Quirino District Engineering Office	39,801,000	1,806,000	41,607,000
Region III - Central Luzon	682,262,000	53,198,000	735,460,000

Regional Office III - Proper	195,248,000	27,340,000	222,588,000
Aurora District Engineering Office	41,402,000	1,847,000	43,249,000
Bataan 1st District Engineering Office	30,966,000	1,847,000	32,813,000
Bataan 2nd District Engineering Office	40,550,000	1,847,000	42,397,000
Bulacan 1st District Engineering Office	31,412,000	1,847,000	33,259,000
Bulacan 2nd District Engineering Office	30,827,000	1,847,000	32,674,000
Nueva Ecija 1st District Engineering Office	45,219,000	1,847,000	47,066,000
Nueva Ecija 2nd District Engineering Office	40,132,000	1,847,000	41,979,000
Pampanga 1st District Engineering Office	41,521,000	1,847,000	43,368,000
Pampanga 2nd District Engineering Office	31,275,000	1,847,000	33,122,000
Pampanga 3rd District Engineering Office	24,218,000	1,847,000	26,065,000
Tarlac 2nd District Engineering Office	30,863,000	1,847,000	32,710,000
Tarlac District Engineering Office	41,109,000	1,847,000	42,956,000
Zambales 1st District Engineering Office	32,852,000	1,847,000	34,699,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	7
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zambales 2nd District Engineering Office	24,668,000	1,847,000		26,515,000
Region IVA - CALABARZON	589,122,000	51,679,000	200,000,000	840,801,000

Regional Office IVA - Proper	74,608,000	22,223,000	200,000,000	296,831,000
Batangas 1st District Engineering Office	31,048,000	1,841,000		32,889,000
Batangas 2nd District Engineering Office	31,823,000	1,841,000		33,664,000
Batangas 3rd District Engineering Office	27,982,000	1,841,000		29,823,000
Batangas 4th District Engineering Office	29,456,000	1,841,000		31,297,000
Cavite 2nd District Engineering Office	38,740,000	1,841,000		40,581,000
Cavite District Engineering Office	37,603,000	1,841,000		39,444,000
Cavite Third District Engineering Office	26,420,000	1,841,000		28,261,000
Laguna 1st District Engineering Office	31,137,000	1,841,000		32,978,000
Laguna 2nd District Engineering Office	29,745,000	1,841,000		31,586,000
Laguna 3rd District Engineering Office	29,353,000	1,841,000		31,194,000
Quezon 1st District Engineering Office	30,194,000	1,841,000		32,035,000
Quezon 2nd District Engineering Office	29,538,000	1,841,000		31,379,000
Quezon 3rd District Engineering Office	40,809,000	1,841,000		42,650,000
Quezon 4th District Engineering Office	41,647,000	1,841,000		43,488,000
Rizal 1st District Engineering Office	29,203,000	1,841,000		31,044,000
Rizal 2nd District Engineering Office	29,816,000	1,841,000		31,657,000
Region IVB - MIMAROPA	361,840,000	36,797,000		398,637,000

Regional Office IVB - Proper	86,424,000	22,173,000		108,597,000
Marinduque District Engineering Office	31,327,000	1,828,000		33,155,000
Mindoro Occidental District Engineering Office	39,362,000	1,828,000		41,190,000
Mindoro Oriental District Engineering Office	27,356,000	1,828,000		29,184,000
Palawan 1st District Engineering Office	38,462,000	1,828,000		40,290,000
Palawan 2nd District Engineering Office	38,412,000	1,828,000		40,240,000
Palawan 3rd District Engineering Office	35,591,000	1,828,000		37,419,000
Romblon District Engineering Office	36,759,000	1,828,000		38,587,000
Southern Mindoro District Engineering Office	28,147,000	1,828,000		29,975,000

8	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	567,768,000	49,660,000	617,428,000

Regional Office V - Proper	80,490,000	22,195,000	102,685,000
Albay 1st District Engineering Office	29,894,000	1,831,000	31,725,000
Albay 2nd District Engineering Office	31,708,000	1,831,000	33,539,000
Albay 3rd District Engineering Office	29,154,000	1,831,000	30,985,000
Camarines Norte District Engineering Office	40,303,000	1,831,000	42,134,000
Camarines Sur 1st District Engineering Office	29,570,000	1,831,000	31,401,000
Camarines Sur 2nd District Engineering Office	22,909,000	1,831,000	24,740,000
Camarines Sur 3rd District Engineering Office	30,646,000	1,831,000	32,477,000
Camarines Sur 4th District Engineering Office	39,387,000	1,831,000	41,218,000
Camarines Sur 5th District Engineering Office	30,914,000	1,831,000	32,745,000
Catanduanes District Engineering Office	39,586,000	1,831,000	41,417,000
Masbate 1st District Engineering Office	28,800,000	1,831,000	30,631,000
Masbate 2nd District Engineering Office	31,996,000	1,831,000	33,827,000
Masbate 3rd District Engineering Office	31,536,000	1,831,000	33,367,000
Sorsogon 2nd District Engineering Office	30,072,000	1,831,000	31,903,000
Sorsogon District Engineering Office	40,803,000	1,831,000	42,634,000
Region VI - Western Visayas	581,725,000	49,921,000	631,646,000

Regional Office VI - Proper	83,149,000	22,216,000	105,365,000
Aklan District Engineering Office	32,531,000	1,847,000	34,378,000
Antique District Engineering Office	37,334,000	1,847,000	39,181,000
Bacolod City District Engineering Office	30,366,000	1,847,000	32,213,000
Capiz 1st District Engineering Office	31,232,000	1,847,000	33,079,000
Capiz 2nd District Engineering Office	29,558,000	1,847,000	31,405,000
Guimaras District Engineering Office	28,744,000	1,847,000	30,591,000
Iloilo 1st District Engineering Office	30,106,000	1,847,000	31,953,000
Iloilo 2nd District Engineering Office	37,952,000	1,847,000	39,799,000
Iloilo 3rd District Engineering Office	36,261,000	1,847,000	38,108,000
Iloilo 4th District Engineering Office	30,759,000	1,847,000	32,606,000
Iloilo City District Engineering Office	29,808,000	1,847,000	31,655,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	9
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 1st District Engineering Office	42,227,000	1,847,000	44,074,000
Negros Occidental 2nd District Engineering Office	31,235,000	1,847,000	33,082,000
Negros Occidental 3rd District Engineering Office	38,856,000	1,847,000	40,703,000
Negros Occidental 4th District Engineering Office	31,607,000	1,847,000	33,454,000
Region VII - Central Visayas	532,109,000	50,001,000	582,110,000

Regional Office VII - Proper	101,232,000	22,236,000	123,468,000
Bohol 1st District Engineering Office	25,760,000	1,851,000	27,611,000
Bohol 2nd District Engineering Office	28,814,000	1,851,000	30,665,000
Bohol 3rd District Engineering Office	30,229,000	1,851,000	32,080,000
Cebu 1st District Engineering Office	29,593,000	1,851,000	31,444,000
Cebu 2nd District Engineering Office	28,557,000	1,851,000	30,408,000
Cebu 3rd District Engineering Office	29,072,000	1,851,000	30,923,000
Cebu 4th District Engineering Office	30,003,000	1,851,000	31,854,000
Cebu 5th District Engineering Office	19,459,000	1,851,000	21,310,000
Cebu 6th District Engineering Office	29,293,000	1,851,000	31,144,000
Cebu 7th District Engineering Office	30,384,000	1,851,000	32,235,000
Cebu City District Engineering Office	30,577,000	1,851,000	32,428,000
Negros Oriental 1st District Engineering Office	31,101,000	1,851,000	32,952,000
Negros Oriental 2nd District Engineering Office	32,635,000	1,851,000	34,486,000
Negros Oriental 3rd District Engineering Office	32,099,000	1,851,000	33,950,000
Siquijor District Engineering Office	23,301,000	1,851,000	25,152,000
Region VIII - Eastern Visayas	513,994,000	46,467,000	560,461,000

Regional Office VIII - Proper	99,671,000	22,235,000	121,906,000
Biliran District Engineering Office	31,337,000	1,864,000	33,201,000
Eastern Samar District Engineering Office	39,632,000	1,864,000	41,496,000
Leyte 1st District Engineering Office	29,148,000	1,864,000	31,012,000
Leyte 2nd District Engineering Office	30,488,000	1,864,000	32,352,000
Leyte 3rd District Engineering Office	27,402,000	1,864,000	29,266,000
Leyte 4th District Engineering Office	39,217,000	1,864,000	41,081,000
Leyte 5th District Engineering Office	38,585,000	1,864,000	40,449,000

10	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Northern Samar 1st District Engineering Office	29,313,000	1,864,000	31,177,000
Northern Samar 2nd District Engineering Office	29,097,000	1,864,000	30,961,000
Samar 1st District Engineering Office	29,899,000	1,864,000	31,763,000
Samar 2nd District Engineering Office	24,915,000	1,864,000	26,779,000
Southern Leyte 1st District Engineering Office	40,854,000	1,864,000	42,718,000
Tacloban City District Engineering Office	24,436,000	1,864,000	26,300,000
Region IX - Zamboanga Peninsula	437,685,000	39,720,000	477,405,000

Regional Office IX - Proper	127,401,000	21,180,000	148,581,000
Isabela City District Engineering Office	20,523,000	1,854,000	22,377,000
Zamboanga City 2nd District Engineering Office	30,472,000	1,854,000	32,326,000
Zamboanga del Norte 1st District Engineering Office	37,078,000	1,854,000	38,932,000
Zamboanga del Norte 2nd District Engineering Office	28,952,000	1,854,000	30,806,000
Zamboanga del Norte 3rd District Engineering Office	27,981,000	1,854,000	29,835,000
Zamboanga del Norte 4th District Engineering Office	30,168,000	1,854,000	32,022,000
Zamboanga del Sur 1st District Engineering Office	39,027,000	1,854,000	40,881,000
Zamboanga del Sur 2nd District Engineering Office	38,131,000	1,854,000	39,985,000
Zamboanga Sibugay 1st District Engineering Office	29,668,000	1,854,000	31,522,000
Zamboanga Sibugay 2nd District Engineering Office	28,284,000	1,854,000	30,138,000
Region X - Northern Mindanao	490,214,000	45,464,000	535,678,000

Regional Office X - Proper	78,467,000	22,233,000	100,700,000
Bukidnon 1st District Engineering Office	37,991,000	1,787,000	39,778,000
Bukidnon 2nd District Engineering Office	39,204,000	1,787,000	40,991,000
Bukidnon 3rd District Engineering Office	38,002,000	1,787,000	39,789,000
Cagayan de Oro City 1st District Engineering Office	23,586,000	1,787,000	25,373,000
Cagayan de Oro City 2nd District Engineering Office	24,107,000	1,787,000	25,894,000
Camiguin District Engineering Office	25,080,000	1,787,000	26,867,000
Iligan City District Engineering Office	30,605,000	1,787,000	32,392,000
Lanao del Norte 1st District Engineering Office	33,671,000	1,787,000	35,458,000
Lanao del Norte 2nd District Engineering Office	38,074,000	1,787,000	39,861,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	11
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Occidental 2nd District Engineering Office	27,654,000	1,787,000	29,441,000
Misamis Occidental District Engineering Office	30,939,000	1,787,000	32,726,000
Misamis Oriental 1st District Engineering Office	31,555,000	1,787,000	33,342,000
Misamis Oriental 2nd District Engineering Office	31,279,000	1,787,000	33,066,000
Region XI - Davao	439,646,000	38,927,000	478,573,000

Regional Office XI - Proper	107,483,000	22,223,000	129,706,000
Davao City 2nd District Engineering Office	30,747,000	1,856,000	32,603,000
Davao City District Engineering Office	37,621,000	1,856,000	39,477,000
Davao de Oro 1st District Engineering Office	40,256,000	1,856,000	42,112,000
Davao de Oro 2nd District Engineering Office	37,316,000	1,856,000	39,172,000
Davao del Norte District Engineering Office	37,288,000	1,856,000	39,144,000
Davao del Sur District Engineering Office	39,785,000	1,856,000	41,641,000
Davao Occidental District Engineering Office	38,572,000	1,856,000	40,428,000
Davao Oriental 1st District Engineering Office	31,141,000	1,856,000	32,997,000
Davao Oriental 2nd District Engineering Office	39,437,000	1,856,000	41,293,000
Region XII - SOCCSKSARGEN	378,861,000	36,751,000	415,612,000

Regional Office XII - Proper	81,857,000	22,191,000	104,048,000
Cotabato 1st District Engineering Office	35,712,000	1,820,000	37,532,000
Cotabato 2nd District Engineering Office	38,788,000	1,820,000	40,608,000
Cotabato 3rd District Engineering Office	33,567,000	1,820,000	35,387,000
Sarangani District Engineering Office	38,561,000	1,820,000	40,381,000
South Cotabato 2nd District Engineering Office	40,279,000	1,820,000	42,099,000
South Cotabato 1st District Engineering Office	39,850,000	1,820,000	41,670,000
Sultan Kudarat 1st District Engineering Office	31,015,000	1,820,000	32,835,000
Sultan Kudarat 2nd District Engineering Office	39,232,000	1,820,000	41,052,000
Region XIII - Caraga	383,773,000	38,700,000	422,473,000

Regional Office XIII - Proper	79,789,000	22,239,000	102,028,000
Agusan del Norte District Engineering Office	29,832,000	1,829,000	31,661,000
Agusan del Sur 1st District Engineering Office	39,168,000	1,829,000	40,997,000
Agusan del Sur 2nd District Engineering Office	41,173,000	1,829,000	43,002,000

12	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Butuan City District Engineering Office	29,873,000	1,829,000		31,702,000
Dinagat Islands District Engineering Office	30,369,000	1,829,000		32,198,000
Surigao del Norte 1st District Engineering Office	30,517,000	1,829,000		32,346,000
Surigao del Norte 2nd District Engineering Office	32,367,000	1,829,000		34,196,000
Surigao del Sur 1st District Engineering Office	40,022,000	1,829,000		41,851,000
Surigao del Sur 2nd District Engineering Office	30,663,000	1,829,000		32,492,000
Administration of Personnel Benefits	458,845,000			458,845,000

National Capital Region (NCR)	458,845,000			458,845,000

Central Office	458,845,000			458,845,000

Sub-total, General Administration and Support	11,124,066,000	1,535,237,000	655,479,000	13,314,782,000

Support to Operations
Design of Public Works and Highways Projects	87,837,000	33,157,000		120,994,000

National Capital Region (NCR)	87,837,000	33,157,000		120,994,000

Central Office	87,837,000	33,157,000		120,994,000
Preparation of Manuals for Construction, Rehabilitation and Improvement of Infrastructure Facilities	99,603,000	24,527,000		124,130,000

National Capital Region (NCR)	99,603,000	24,527,000		124,130,000

Central Office	99,603,000	24,527,000		124,130,000
Management of Construction and Maintenance Equipment and Ancillary Facilities	55,194,000	163,039,000		218,233,000

National Capital Region (NCR)	55,194,000	163,039,000		218,233,000

Central Office	55,194,000	163,039,000		218,233,000
Infrastructure Research, Quality Control and Management, Ancillary Facilities	115,498,000	85,754,000		201,252,000

National Capital Region (NCR)	115,498,000	85,754,000		201,252,000

Central Office	115,498,000	85,754,000		201,252,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Bureau Proper	53,886,000	30,139,000		84,025,000

National Capital Region (NCR)	53,886,000	30,139,000		84,025,000

Central Office	53,886,000	30,139,000		84,025,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Roads		1,665,383,000		1,665,383,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	13
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	1,665,383,000	1,665,383,000

Central Office	1,665,383,000	1,665,383,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Bridges	463,106,000	463,106,000

National Capital Region (NCR)	463,106,000	463,106,000

Central Office	463,106,000	463,106,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Operation of Weighbridge Stations and ATOME	113,251,000	113,251,000

National Capital Region (NCR)	113,251,000	113,251,000

Central Office	113,251,000	113,251,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance and Operations of DPWH Floating Equipment	439,893,000	439,893,000

National Capital Region (NCR)	439,893,000	439,893,000

Central Office	439,893,000	439,893,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Repair and Maintenance of Road Safety Facilities	688,631,000	688,631,000

National Capital Region (NCR)	688,631,000	688,631,000

Central Office	688,631,000	688,631,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Services for Automated Traffic Data Collection Program	126,948,000	126,948,000

National Capital Region (NCR)	126,948,000	126,948,000

Central Office	126,948,000	126,948,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Public Buildings	406,485,000	406,485,000

National Capital Region (NCR)	406,485,000	406,485,000

Central Office	406,485,000	406,485,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities	700,000,000	700,000,000

National Capital Region (NCR)	700,000,000	700,000,000

Central Office	700,000,000	700,000,000

14	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Flood Control and Sabo Engineering Center	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - KAMANAVA/VOM Flood Control Structures	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - East and West of Mangahan Flood Control Structures	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Agno Flood Control Structures (Phases I and II)	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Iloilo Flood Control Structures	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Lower Agusan Flood Control Structures	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	15
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Laoag River Basin Flood Control Structures	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Post Ondoy and Pepeng Short Term Infrastructure Project (POPSTIRP)	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Pinatubo Hazard Urgent Mitigation Project (PHUMP)	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Esteros and Creeks Improvement/Maintenance in National Capital Region	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Third River Flood Control Structure	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Manila Bay Rehabilitation Program	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Pasig-Marikina River Channel Improvement Project	25,000,000	25,000,000

16	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)		25,000,000	25,000,000

Central Office		25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Pampanga Delta Development Project		25,000,000	25,000,000

National Capital Region (NCR)		25,000,000	25,000,000

Central Office		25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities Nationwide - Flood Risk Management Project for Cagayan River, Tagoloan River, and Imus River		25,000,000	25,000,000

National Capital Region (NCR)		25,000,000	25,000,000

Central Office		25,000,000	25,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Repair, of Laboratory Equipment		10,700,000	10,700,000

National Capital Region (NCR)		10,700,000	10,700,000

Central Office		10,700,000	10,700,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Operations / Infrastructure Planning of Infrastructure Projects		30,000,000	30,000,000

National Capital Region (NCR)		30,000,000	30,000,000

Central Office		30,000,000	30,000,000
Regional Support (Planning and Design, Construction, Maintenance and Material Quality Control and Hydrology Division)	421,109,000	11,680,000	432,789,000

National Capital Region (NCR)	33,273,000	730,000	34,003,000

NCR Regional Office - Proper	33,273,000	730,000	34,003,000
Region I - Ilocos	10,573,000	730,000	11,303,000

Regional Office I - Proper	10,573,000	730,000	11,303,000
Cordillera Administrative Region (CAR)	43,217,000	730,000	43,947,000

Regional Office CAR - Proper	43,217,000	730,000	43,947,000
Region II - Cagayan Valley	31,286,000	730,000	32,016,000

Regional Office II - Proper	31,286,000	730,000	32,016,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	17
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon		730,000	730,000

Regional Office III - Proper		730,000	730,000
Region IVA - CALABARZON	29,428,000	730,000	30,158,000

Regional Office IVA - Proper	29,428,000	730,000	30,158,000
Region IVB - MIMAROPA	33,693,000	730,000	34,423,000

Regional Office IVB - Proper	33,693,000	730,000	34,423,000
Region V - Bicol	44,075,000	730,000	44,805,000

Regional Office V - Proper	44,075,000	730,000	44,805,000
Region VI - Western Visayas	35,188,000	730,000	35,918,000

Regional Office VI - Proper	35,188,000	730,000	35,918,000
Region VII - Central Visayas	23,480,000	730,000	24,210,000

Regional Office VII - Proper	23,480,000	730,000	24,210,000
Region VIII - Eastern Visayas	20,373,000	730,000	21,103,000

Regional Office VIII - Proper	20,373,000	730,000	21,103,000
Region IX - Zamboanga Peninsula		730,000	730,000

Regional Office IX - Proper		730,000	730,000
Region X - Northern Mindanao	30,708,000	730,000	31,438,000

Regional Office X - Proper	30,708,000	730,000	31,438,000
Region XI - Davao	24,033,000	730,000	24,763,000

Regional Office XI - Proper	24,033,000	730,000	24,763,000
Region XII - SOCCSKSARGEN	40,310,000	730,000	41,040,000

Regional Office XII - Proper	40,310,000	730,000	41,040,000
Region XIII - Caraga	21,472,000	730,000	22,202,000

Regional Office XIII - Proper	21,472,000	730,000	22,202,000
Testing Materials Needed in Road, Bridge and Building Construction and Other Public Works Projects	160,654,000	3,930,000	164,584,000

National Capital Region (NCR)	12,130,000	246,000	12,376,000

NCR Regional Office - Proper	12,130,000	246,000	12,376,000
Region I - Ilocos		251,000	251,000

Regional Office I - Proper		251,000	251,000

18	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	5,003,000	246,000	5,249,000

Regional Office CAR - Proper	5,003,000	246,000	5,249,000
Region II - Cagayan Valley	28,127,000	246,000	28,373,000

Regional Office II - Proper	28,127,000	246,000	28,373,000
Region III - Central Luzon		246,000	246,000

Regional Office III - Proper		246,000	246,000
Region IVA - CALABARZON	10,663,000	246,000	10,909,000

Regional Office IVA - Proper	10,663,000	246,000	10,909,000
Region IVB - MIMAROPA	11,112,000	245,000	11,357,000

Regional Office IVB - Proper	11,112,000	245,000	11,357,000
Region V - Bicol	13,940,000	246,000	14,186,000

Regional Office V - Proper	13,940,000	246,000	14,186,000
Region VI - Western Visayas	7,488,000	236,000	7,724,000

Regional Office VI - Proper	7,488,000	236,000	7,724,000
Region VII - Central Visayas	15,985,000	246,000	16,231,000

Regional Office VII - Proper	15,985,000	246,000	16,231,000
Region VIII - Eastern Visayas	5,845,000	246,000	6,091,000

Regional Office VIII - Proper	5,845,000	246,000	6,091,000
Region IX - Zamboanga Peninsula		246,000	246,000

Regional Office IX - Proper		246,000	246,000
Region X - Northern Mindanao	15,125,000	246,000	15,371,000

Regional Office X - Proper	15,125,000	246,000	15,371,000
Region XI - Davao	7,312,000	246,000	7,558,000

Regional Office XI - Proper	7,312,000	246,000	7,558,000
Region XII - SOCCSKSARGEN	11,007,000	246,000	11,253,000

Regional Office XII - Proper	11,007,000	246,000	11,253,000
Region XIII - Caraga	16,917,000	246,000	17,163,000

Regional Office XIII - Proper	16,917,000	246,000	17,163,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	19
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pre-Feasibility Study/Feasibility Study/Preliminary and Detailed Engineering			1,794,703,000	1,794,703,000

National Capital Region (NCR)			1,794,703,000	1,794,703,000

Central Office			1,794,703,000	1,794,703,000
Payments of Right-of-Way (ROW) -			2,000,000,000	2,000,000,000

National Capital Region (NCR)			2,000,000,000	2,000,000,000

Central Office			2,000,000,000	2,000,000,000
Payments of Contractual Obligations, VAT and Other Taxes - Highways, Flood Control, and Others			200,000,000	200,000,000

National Capital Region			200,000,000	200,000,000

Central Office			200,000,000	200,000,000

Sub-total, Support to Operations	993,781,000	5,356,623,000	3,994,703,000	10,345,107,000

Operations
ASSET PRESERVATION PROGRAM			153,352,134,000	153,352,134,000

Preventive Maintenance - Primary Roads			32,527,103,000	32,527,103,000

Preventive Maintenance - Primary Roads			32,527,103,000	32,527,103,000

National Capital Region (NCR)			30,158,202,000	30,158,202,000

Central Office			29,914,342,000	29,914,342,000
Las Piñas-Muntinlupa District Engineering Office			12,614,000	12,614,000
Metro Manila 1st District Engineering Office			20,439,000	20,439,000
Metro Manila 2nd District Engineering Office			210,807,000	210,807,000
Region I - Ilocos			123,099,000	123,099,000

Ilocos Norte 2nd District Engineering Office			16,573,000	16,573,000
Ilocos Sur 2nd District Engineering Office			24,649,000	24,649,000
La Union 1st District Engineering Office			20,910,000	20,910,000
Pangasinan 3rd District Engineering Office			41,100,000	41,100,000
Pangasinan 4th District Engineering Office			19,867,000	19,867,000
Cordillera Administrative Region (CAR)			175,632,000	175,632,000

Baguio City District Engineering Office			90,337,000	90,337,000
Benguet 1st District Engineering Office			4,650,000	4,650,000

20	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Lower Kalinga District Engineering Office	80,645,000	80,645,000
Region II - Cagayan Valley	101,410,000	101,410,000

Isabela 1st District Engineering Office	40,247,000	40,247,000
Isabela 3rd District Engineering Office	61,163,000	61,163,000
Region III - Central Luzon	376,507,000	376,507,000

Bataan 1st District Engineering Office	5,132,000	5,132,000
Bulacan 1st District Engineering Office	58,106,000	58,106,000
Nueva Ecija 1st District Engineering Office	11,609,000	11,609,000
Pampanga 1st District Engineering Office	215,555,000	215,555,000
Pampanga 2nd District Engineering Office	20,000,000	20,000,000
Tarlac District Engineering Office	66,105,000	66,105,000
Region IVA - CALABARZON	468,472,000	468,472,000

Batangas 3rd District Engineering Office	41,493,000	41,493,000
Cavite District Engineering Office	71,865,000	71,865,000
Cavite Third District Engineering Office	148,901,000	148,901,000
Laguna 2nd District Engineering Office	35,000,000	35,000,000
Laguna 3rd District Engineering Office	68,848,000	68,848,000
Rizal 1st District Engineering Office	102,365,000	102,365,000
Region VI - Western Visayas	495,777,000	495,777,000

Bacolod City District Engineering Office	80,744,000	80,744,000
Capiz 1st District Engineering Office	26,408,000	26,408,000
Negros Occidental 1st District Engineering Office	207,579,000	207,579,000
Negros Occidental 2nd District Engineering Office	81,046,000	81,046,000
Negros Occidental 3rd District Engineering Office	100,000,000	100,000,000
Region VII - Central Visayas	96,058,000	96,058,000

Negros Oriental 2nd District Engineering Office	96,058,000	96,058,000
Region VIII - Eastern Visayas	117,197,000	117,197,000

Leyte 1st District Engineering Office	19,338,000	19,338,000
Leyte 2nd District Engineering Office	46,100,000	46,100,000
Leyte 4th District Engineering Office	28,015,000	28,015,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	21
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Tacloban City District Engineering Office	23,744,000	23,744,000
Region IX - Zamboanga Peninsula	94,569,000	94,569,000

Zamboanga del Norte 3rd District Engineering Office	82,791,000	82,791,000
Zamboanga del Sur 1st District Engineering Office	11,778,000	11,778,000
Region X - Northern Mindanao	184,605,000	184,605,000

Bukidnon 2nd District Engineering Office	50,000,000	50,000,000
Cagayan de Oro City 1st District Engineering Office	50,000,000	50,000,000
Cagayan de Oro City 2nd District Engineering Office	50,871,000	50,871,000
Lanao del Norte 2nd District Engineering Office	33,734,000	33,734,000
Region XI - Davao	20,000,000	20,000,000

Davao Oriental 2nd District Engineering Office	20,000,000	20,000,000
Region XII - SOCCSKSARGEN	89,575,000	89,575,000

Cotabato 2nd District Engineering Office	44,574,000	44,574,000
Sultan Kudarat 1st District Engineering Office	45,001,000	45,001,000
Region XIII - Caraga	26,000,000	26,000,000

Butuan City District Engineering Office	26,000,000	26,000,000
Preventive Maintenance - Secondary Roads	46,603,448,000	46,603,448,000

Preventive Maintenance - Secondary Roads	46,603,448,000	46,603,448,000

National Capital Region (NCR)	39,910,918,000	39,910,918,000

Central Office	39,079,446,000	39,079,446,000
Las Piñas-Muntinlupa District Engineering Office	109,048,000	109,048,000
Metro Manila 2nd District Engineering Office	166,460,000	166,460,000
Metro Manila 3rd District Engineering Office	33,000,000	33,000,000
North Manila District Engineering Office	126,176,000	126,176,000
Quezon City 1st District Engineering Office	217,243,000	217,243,000
Quezon City 2nd District Engineering Office	156,501,000	156,501,000
South Manila District Engineering Office	23,044,000	23,044,000
Region I - Ilocos	118,793,000	118,793,000

Ilocos Sur 2nd District Engineering Office	15,925,000	15,925,000
Pangasinan 1st District Engineering Office	21,245,000	21,245,000

22	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Pangasinan 4th District Engineering Office	81,623,000	81,623,000
Cordillera Administrative Region (CAR)	267,155,000	267,155,000

Baguio City District Engineering Office	71,908,000	71,908,000
Benguet 1st District Engineering Office	37,850,000	37,850,000
Benguet 2nd District Engineering Office	88,605,000	88,605,000
Ifugao 2nd District Engineering Office	23,298,000	23,298,000
Lower Kalinga District Engineering Office	45,494,000	45,494,000
Region II - Cagayan Valley	75,009,000	75,009,000

Isabela 1st District Engineering Office	41,283,000	41,283,000
Quirino District Engineering Office	33,726,000	33,726,000
Region III - Central Luzon	703,812,000	703,812,000

Aurora District Engineering Office	62,991,000	62,991,000
Bataan 1st District Engineering Office	136,968,000	136,968,000
Bataan 2nd District Engineering Office	232,500,000	232,500,000
Nueva Ecija 2nd District Engineering Office	31,180,000	31,180,000
Pampanga 2nd District Engineering Office	30,173,000	30,173,000
Zambales 1st District Engineering Office	210,000,000	210,000,000
Region IVA - CALABARZON	1,555,548,000	1,555,548,000

Batangas 2nd District Engineering Office	110,252,000	110,252,000
Batangas 3rd District Engineering Office	48,997,000	48,997,000
Batangas 4th District Engineering Office	88,235,000	88,235,000
Cavite 5th District Engineering Office	180,000,000	180,000,000
Cavite District Engineering Office	109,470,000	109,470,000
Cavite Third District Engineering Office	130,176,000	130,176,000
Laguna 1st District Engineering Office	125,000,000	125,000,000
Quezon 1st District Engineering Office	160,000,000	160,000,000
Quezon 2nd District Engineering Office	92,700,000	92,700,000
Quezon 3rd District Engineering Office	395,000,000	395,000,000
Rizal 1st District Engineering Office	54,610,000	54,610,000
Rizal 2nd District Engineering Office	61,108,000	61,108,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	23
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVB - MIMAROPA	1,168,217,000	1,168,217,000

Mindoro Oriental District Engineering Office	370,413,000	370,413,000
Mindoro Occidental District Engineering Office	700,000,000	700,000,000
Palawan 1st District Engineering Office	35,304,000	35,304,000
Palawan 3rd District Engineering Office	62,500,000	62,500,000
Region V - Bicol	417,310,000	417,310,000

Albay 1st District Engineering Office	43,467,000	43,467,000
Albay 2nd District Engineering Office	70,417,000	70,417,000
Camarines Norte District Engineering Office	27,838,000	27,838,000
Camarines Sur 5th District Engineering Office	112,978,000	112,978,000
Catanduanes District Engineering Office	42,780,000	42,780,000
Masbate 2nd District Engineering Office	25,602,000	25,602,000
Sorsogon 2nd District Engineering Office	73,319,000	73,319,000
Sorsogon District Engineering Office	20,909,000	20,909,000
Region VI - Western Visayas	650,927,000	650,927,000

Antique District Engineering Office	108,442,000	108,442,000
Bacolod City District Engineering Office	119,785,000	119,785,000
Capiz 1st District Engineering Office	36,500,000	36,500,000
Guimaras District Engineering Office	99,500,000	99,500,000
Iloilo 1st District Engineering Office	58,431,000	58,431,000
Iloilo 2nd District Engineering Office	56,732,000	56,732,000
Iloilo 3rd District Engineering Office	35,081,000	35,081,000
Iloilo City District Engineering Office	23,048,000	23,048,000
Negros Occidental 2nd District Engineering Office	48,500,000	48,500,000
Negros Occidental 3rd District Engineering Office	64,908,000	64,908,000
Region VII - Central Visayas	548,678,000	548,678,000

Bohol 1st District Engineering Office	120,483,000	120,483,000
Bohol 2nd District Engineering Office	78,195,000	78,195,000
Bohol 3rd District Engineering Office	100,000,000	100,000,000
Cebu 4th District Engineering Office	120,000,000	120,000,000

24	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cebu 6th District Engineering Office	130,000,000	130,000,000
Region VIII - Eastern Visayas	204,270,000	204,270,000

Eastern Samar District Engineering Office	81,395,000	81,395,000
Leyte 1st District Engineering Office	26,551,000	26,551,000
Leyte 2nd District Engineering Office	26,990,000	26,990,000
Leyte 3rd District Engineering Office	11,439,000	11,439,000
Northern Samar 2nd District Engineering Office	3,050,000	3,050,000
Samar 2nd District Engineering Office	32,042,000	32,042,000
Tacloban City District Engineering Office	22,803,000	22,803,000
Region IX - Zamboanga Peninsula	232,548,000	232,548,000

Isabela City District Engineering Office	25,687,000	25,687,000
Zamboanga City 2nd District Engineering Office	30,000,000	30,000,000
Zamboanga del Norte 2nd District Engineering Office	141,861,000	141,861,000
Zamboanga del Norte 4th District Engineering Office	35,000,000	35,000,000
Region X - Northern Mindanao	90,000,000	90,000,000

Cagayan de Oro City 2nd District Engineering Office	90,000,000	90,000,000
Region XI - Davao	53,287,000	53,287,000

Davao del Sur District Engineering Office	25,500,000	25,500,000
Davao Oriental 1st District Engineering Office	27,787,000	27,787,000
Region XII - SOCCSKSARGEN	467,500,000	467,500,000

Sarangani District Engineering Office	250,000,000	250,000,000
South Cotabato 2nd District Engineering Office	167,500,000	167,500,000
Sultan Kudarat 1st District Engineering Office	50,000,000	50,000,000
Region XIII - Caraga	139,476,000	139,476,000

Dinagat Islands District Engineering Office	6,100,000	6,100,000
Surigao del Norte 2nd District Engineering Office	110,000,000	110,000,000
Surigao del Sur 1st District Engineering Office	23,376,000	23,376,000
Preventive Maintenance - Tertiary Roads	24,771,097,000	24,771,097,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	25
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Preventive Maintenance - Tertiary Roads	24,771,097,000	24,771,097,000

National Capital Region (NCR)	20,053,294,000	20,053,294,000

Central Office	18,895,760,000	18,895,760,000
Las Piñas - Muntinlupa District Engineering Office	108,357,000	108,357,000
Metro Manila 1st District Engineering Office	224,856,000	224,856,000
Metro Manila 2nd District Engineering Office	107,793,000	107,793,000
Metro Manila 3rd District Engineering Office	79,857,000	79,857,000
North Manila District Engineering Office	256,701,000	256,701,000
Quezon City 1st District Engineering Office	217,666,000	217,666,000
Quezon City 2nd District Engineering Office	145,086,000	145,086,000
South Manila District Engineering Office	17,218,000	17,218,000
Region I - Ilocos	162,300,000	162,300,000

Ilocos Norte 1st District Engineering Office	100,800,000	100,800,000
La Union 1st District Engineering Office	50,000,000	50,000,000
Pangasinan 1st District Engineering Office	11,500,000	11,500,000
Cordillera Administrative Region (CAR)	82,768,000	82,768,000

Baguio City District Engineering Office	21,650,000	21,650,000
Ifugao 2nd District Engineering Office	15,475,000	15,475,000
Lower Kalinga District Engineering Office	45,643,000	45,643,000
Region II - Cagayan Valley	177,181,000	177,181,000

Cagayan 2nd District Engineering Office	21,083,000	21,083,000
Isabela 1st District Engineering Office	34,847,000	34,847,000
Nueva Vizcaya 2nd District Engineering Office	58,383,000	58,383,000
Quirino District Engineering Office	62,868,000	62,868,000
Region III - Central Luzon	1,381,486,000	1,381,486,000

Aurora District Engineering Office	20,466,000	20,466,000
Bataan 1st District Engineering Office	166,433,000	166,433,000
Bataan 2nd District Engineering Office	117,849,000	117,849,000
Bulacan 1st District Engineering Office	6,822,000	6,822,000
Bulacan 2nd District Engineering Office	78,919,000	78,919,000

26	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Bulacan 3rd District Engineering Office	450,000,000	450,000,000
Nueva Ecija 1st District Engineering Office	175,301,000	175,301,000
Nueva Ecija 2nd District Engineering Office	67,943,000	67,943,000
Pampanga 1st District Engineering Office	111,507,000	111,507,000
Tarlac District Engineering Office	174,143,000	174,143,000
Zambales 1st District Engineering Office	12,103,000	12,103,000
Region IVA - CALABARZON	863,371,000	863,371,000

Batangas 2nd District Engineering Office	118,946,000	118,946,000
Batangas 3rd District Engineering Office	46,927,000	46,927,000
Cavite 2nd District Engineering Office	250,000,000	250,000,000
Cavite District Engineering Office	73,860,000	73,860,000
Cavite Third District Engineering Office	56,468,000	56,468,000
Laguna 1st District Engineering Office	36,546,000	36,546,000
Laguna 2nd District Engineering Office	34,706,000	34,706,000
Laguna 3rd District Engineering Office	43,810,000	43,810,000
Quezon 3rd District Engineering Office	90,000,000	90,000,000
Quezon 4th District Engineering Office	7,000,000	7,000,000
Rizal 1st District Engineering Office	46,161,000	46,161,000
Rizal 2nd District Engineering Office	58,947,000	58,947,000
Region IVB - MIMAROPA	407,108,000	407,108,000

Mindoro Occidental District Engineering Office	350,000,000	350,000,000
Palawan 1st District Engineering Office	45,931,000	45,931,000
Palawan 3rd District Engineering Office	11,177,000	11,177,000
Region V - Bicol	119,795,000	119,795,000

Albay 2nd District Engineering Office	38,100,000	38,100,000
Camarines Norte District Engineering Office	15,000,000	15,000,000
Catanduanes District Engineering Office	8,690,000	8,690,000
Masbate 2nd District Engineering Office	22,943,000	22,943,000
Sorsogon 2nd District Engineering Office	35,062,000	35,062,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	27
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	458,382,000	458,382,000

Antique District Engineering Office	163,500,000	163,500,000
Bacolod City Engineering Office	24,035,000	24,035,000
Capiz 1st District Engineering Office	22,250,000	22,250,000
Iloilo 1st District Engineering Office	13,669,000	13,669,000
Iloilo 2nd District Engineering Office	105,000,000	105,000,000
Iloilo City District Engineering Office	13,722,000	13,722,000
Negros Occidental 2nd District Engineering Office	81,000,000	81,000,000
Negros Occidental 4th District Engineering Office	35,206,000	35,206,000
Region VII - Central Visayas	415,755,000	415,755,000

Bohol 1st District Engineering Office	40,000,000	40,000,000
Bohol 3rd District Engineering Office	32,000,000	32,000,000
Cebu 6th District Engineering Office	90,755,000	90,755,000
Cebu City District Engineering Office	253,000,000	253,000,000
Region VIII - Eastern Visayas	194,633,000	194,633,000

Leyte 1st District Engineering Office	14,382,000	14,382,000
Leyte 2nd District Engineering Office	110,000,000	110,000,000
Leyte 4th District Engineering Office	43,948,000	43,948,000
Northern Samar 2nd District Engineering Office	3,003,000	3,003,000
Tacloban City District Engineering Office	23,300,000	23,300,000
Region IX - Zamboanga Peninsula	117,338,000	117,338,000

Zamboanga del Norte 2nd District Engineering Office	3,892,000	3,892,000
Zamboanga Sibugay 1st District Engineering Office	78,838,000	78,838,000
Zamboanga Sibugay 2nd District Engineering Office	34,608,000	34,608,000
Region XII - SOCCSKSARGEN	190,499,000	190,499,000

South Cotabato 2nd District Engineering Office	190,499,000	190,499,000
Region XIII - Caraga	147,187,000	147,187,000

Surigao del Norte 1st District Engineering Office	84,228,000	84,228,000
Surigao del Norte 2nd District Engineering Office	62,959,000	62,959,000

28	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Primary Roads	6,361,206,000	6,361,206,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Primary Roads	6,361,206,000	6,361,206,000

National Capital Region (NCR)	5,509,528,000	5,509,528,000

Central Office	5,350,783,000	5,350,783,000
Metro Manila 2nd District Engineering Office	28,250,000	28,250,000
Metro Manila 3rd District Engineering Office	109,350,000	109,350,000
Quezon City 2nd District Engineering Office	21,145,000	21,145,000
Cordillera Administrative Region (CAR)	56,720,000	56,720,000

Baguio City District Engineering Office	18,200,000	18,200,000
Benguet 1st District Engineering Office	16,380,000	16,380,000
Lower Kalinga District Engineering Office	22,140,000	22,140,000
Region II - Cagayan Valley	67,260,000	67,260,000

Isabela 2nd District Engineering Office	47,991,000	47,991,000
Isabela 3rd District Engineering Office	19,269,000	19,269,000
Region III - Central Luzon	61,139,000	61,139,000

Tarlac District Engineering Office	61,139,000	61,139,000
Region IVA - CALABARZON	80,000,000	80,000,000

Cavite District Engineering Office	80,000,000	80,000,000
Region V - Bicol	9,980,000	9,980,000

Camarines Norte District Engineering Office	9,980,000	9,980,000
Region VI - Western Visayas	92,173,000	92,173,000

Capiz 1st District Engineering Office	10,700,000	10,700,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	29
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 1st District Engineering Office	62,473,000	62,473,000
Negros Occidental 2nd District Engineering Office	19,000,000	19,000,000
Region VII - Central Visayas	138,986,000	138,986,000

Cebu 2nd District Engineering Office	50,000,000	50,000,000
Cebu 3rd District Engineering Office	73,644,000	73,644,000
Negros Oriental 2nd District Engineering Office	15,342,000	15,342,000
Region VIII - Eastern Visayas	26,000,000	26,000,000

Leyte 2nd District Engineering Office	26,000,000	26,000,000
Region X - Northern Mindanao	239,420,000	239,420,000

Bukidnon 2nd District Engineering Office	11,800,000	11,800,000
Bukidnon 3rd District Engineering Office	6,644,000	6,644,000
Iligan City District Engineering Office	108,000,000	108,000,000
Lanao del Norte 2nd District Engineering Office	28,676,000	28,676,000
Misamis Occidental 1st District Engineering Office	52,000,000	52,000,000
Misamis Oriental 2nd District Engineering Office	32,300,000	32,300,000
Region XIII - Caraga	80,000,000	80,000,000

Agusan del Sur 2nd District Engineering Office	80,000,000	80,000,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Secondary Roads	8,682,622,000	8,682,622,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Secondary Roads	8,682,622,000	8,682,622,000

National Capital Region (NCR)	5,364,477,000	5,364,477,000

Central Office	4,506,814,000	4,506,814,000
Malabon-Navotas District Engineering Office	10,000,000	10,000,000

30	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Metro Manila 1st District Engineering Office	50,000,000	50,000,000
Metro Manila 3rd District Engineering Office	27,555,000	27,555,000
North Manila District Engineering Office	7,118,000	7,118,000
Quezon City 1st District Engineering Office	625,000,000	625,000,000
Quezon City 2nd District Engineering Office	25,250,000	25,250,000
South Manila District Engineering Office	112,740,000	112,740,000
Region I - Ilocos	53,465,000	53,465,000

Ilocos Sur 2nd District Engineering Office	22,586,000	22,586,000
Pangasinan 1st District Engineering Office	5,000,000	5,000,000
Pangasinan 2nd District Engineering Office	25,879,000	25,879,000
Cordillera Administrative Region (CAR)	227,074,000	227,074,000

Abra District Engineering Office	9,979,000	9,979,000
Apayao 1st District Engineering Office	14,555,000	14,555,000
Apayao 2nd District Engineering Office	38,000,000	38,000,000
Baguio City District Engineering Office	19,700,000	19,700,000
Benguet 1st District Engineering Office	8,300,000	8,300,000
Benguet 2nd District Engineering Office	27,800,000	27,800,000
Ifugao 2nd District Engineering Office	4,000,000	4,000,000
Mountain Province First District Engineering Office	49,740,000	49,740,000
Upper Kalinga District Engineering Office	55,000,000	55,000,000
Region II - Cagayan Valley	154,119,000	154,119,000

Cagayan 1st District Engineering Office	30,000,000	30,000,000
Quirino District Engineering Office	124,119,000	124,119,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	31
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	260,912,000	260,912,000

Aurora District Engineering Office	52,199,000	52,199,000
Bataan 1st District Engineering Office	18,765,000	18,765,000
Bataan 2nd District Engineering Office	9,500,000	9,500,000
Nueva Ecija 1st District Engineering Office	59,963,000	59,963,000
Nueva Ecija 2nd District Engineering Office	39,640,000	39,640,000
Tarlac District Engineering Office	16,718,000	16,718,000
Zambales 1st District Engineering Office	33,745,000	33,745,000
Zambales 2nd District Engineering Office	30,382,000	30,382,000
Region IVA - CALABARZON	636,924,000	636,924,000

Batangas 2nd District Engineering Office	17,836,000	17,836,000
Batangas 4th District Engineering Office	151,747,000	151,747,000
Cavite District Engineering Office	92,628,000	92,628,000
Laguna 1st District Engineering Office	36,019,000	36,019,000
Quezon 1st District Engineering Office	259,000,000	259,000,000
Quezon 3rd District Engineering Office	45,000,000	45,000,000
Quezon 4th District Engineering Office	30,194,000	30,194,000
Rizal 2nd District Engineering Office	4,500,000	4,500,000
Region IVB - MIMAROPA	186,118,000	186,118,000

Mindoro Occidental District Engineering Office	37,003,000	37,003,000
Palawan 2nd District Engineering Office	31,605,000	31,605,000

32	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Romblon District Engineering Office	117,510,000	117,510,000
Region V - Bicol	626,388,000	626,388,000

Albay 1st District Engineering Office	16,211,000	16,211,000
Albay 2nd District Engineering Office	71,529,000	71,529,000
Albay 3rd District Engineering Office	55,003,000	55,003,000
Camarines Norte District Engineering Office	20,000,000	20,000,000
Camarines Sur 5th District Engineering Office	40,447,000	40,447,000
Catanduanes District Engineering Office	128,173,000	128,173,000
Masbate 1st District Engineering Office	210,580,000	210,580,000
Masbate 2nd District Engineering Office	69,006,000	69,006,000
Masbate 3rd District Engineering Office	15,439,000	15,439,000
Region VI - Western Visayas	305,998,000	305,998,000

Aklan District Engineering Office	12,426,000	12,426,000
Antique District Engineering Office	77,472,000	77,472,000
Capiz 1st District Engineering Office	24,999,000	24,999,000
Guimaras District Engineering Office	6,500,000	6,500,000
Iloilo 2nd District Engineering Office	29,897,000	29,897,000
Iloilo 3rd District Engineering Office	49,024,000	49,024,000
Iloilo 4th District Engineering Office	40,000,000	40,000,000
Iloilo City District Engineering Office	29,079,000	29,079,000
Negros Occidental 2nd District Engineering Office	32,447,000	32,447,000
Negros Occidental 4th District Engineering Office	4,154,000	4,154,000
Region VII - Central Visayas	508,270,000	508,270,000

Bohol 2nd District Engineering Office	15,776,000	15,776,000
Bohol 3rd District Engineering Office	26,584,000	26,584,000
Cebu 3rd District Engineering Office	28,412,000	28,412,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	33
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cebu 7th District Engineering Office	143,233,000	143,233,000
Negros Oriental 3rd District Engineering Office	20,024,000	20,024,000
Siquijor District Engineering Office	274,241,000	274,241,000
Region VIII - Eastern Visayas	44,528,000	44,528,000

Eastern Samar District Engineering Office	7,457,000	7,457,000
Leyte 3rd District Engineering Office	34,350,000	34,350,000
Samar 1st District Engineering Office	2,721,000	2,721,000
Region IX - Zamboanga Peninsula	20,902,000	20,902,000

Isabela City District Engineering Office	20,902,000	20,902,000
Region X - Northern Mindanao	81,188,000	81,188,000

Bukidnon 2nd District Engineering Office	35,900,000	35,900,000
Bukidnon 3rd District Engineering Office	4,000,000	4,000,000
Misamis Oriental 2nd District Engineering Office	41,288,000	41,288,000
Region XI - Davao	50,383,000	50,383,000

Davao Oriental 1st District Engineering Office	50,383,000	50,383,000
Region XII - SOCCSKSARGEN	141,769,000	141,769,000

Cotabato 2nd District Engineering Office	27,900,000	27,900,000
Sultan Kudarat 2nd District Engineering Office	113,869,000	113,869,000
Region XIII - Caraga	20,107,000	20,107,000

Agusan del Sur 1st District Engineering Office	20,107,000	20,107,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Tertiary Roads	5,649,976,000	5,649,976,000

34	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Tertiary Roads	5,649,976,000	5,649,976,000

National Capital Region (NCR)	3,345,100,000	3,345,100,000

Central Office	2,952,822,000	2,952,822,000
Malabon-Navotas District Engineering Office	8,548,000	8,548,000
Metro Manila 2nd District Engineering Office	33,400,000	33,400,000
Metro Manila 3rd District Engineering Office	142,988,000	142,988,000
North Manila District Engineering Office	17,704,000	17,704,000
Quezon City 2nd District Engineering Office	56,000,000	56,000,000
South Manila District Engineering Office	133,638,000	133,638,000
Region I - Ilocos	77,270,000	77,270,000

Ilocos Norte 1st District Engineering Office	18,000,000	18,000,000
Ilocos Sur 2nd District Engineering Office	17,840,000	17,840,000
La Union 1st District Engineering Office	36,025,000	36,025,000
Pangasinan 4th District Engineering Office	5,405,000	5,405,000
Cordillera Administrative Region (CAR)	108,598,000	108,598,000

Abra District Engineering Office	3,026,000	3,026,000
Baguio City District Engineering Office	9,000,000	9,000,000
Benguet 1st District Engineering Office	2,800,000	2,800,000
Ifugao 1st District Engineering Office	22,400,000	22,400,000
Lower Kalinga District Engineering Office	7,372,000	7,372,000
Mountain Province 2nd District Engineering Office	64,000,000	64,000,000
Region II - Cagayan Valley	327,214,000	327,214,000

Batanes District Engineering Office	13,400,000	13,400,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	35
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cagayan 1st District Engineering Office	62,055,000	62,055,000
Isabela 1st District Engineering Office	20,500,000	20,500,000
Nueva Vizcaya 2nd District Engineering Office	231,259,000	231,259,000
Region III - Central Luzon	583,688,000	583,688,000

Bataan 1st District Engineering Office	69,738,000	69,738,000
Bulacan 1st District Engineering Office	41,762,000	41,762,000
Bulacan 2nd District Engineering Office	92,225,000	92,225,000
Nueva Ecija 1st District Engineering Office	2,740,000	2,740,000
Nueva Ecija 2nd District Engineering Office	78,265,000	78,265,000
Pampanga 1st District Engineering Office	147,898,000	147,898,000
Tarlac 2nd District Engineering Office	86,256,000	86,256,000
Tarlac District Engineering Office	27,092,000	27,092,000
Zambales 1st District Engineering Office	37,712,000	37,712,000
Region IVA - CALABARZON	95,942,000	95,942,000

Batangas 2nd District Engineering Office	13,057,000	13,057,000
Cavite Third District Engineering Office	48,133,000	48,133,000
Quezon 4th District Engineering Office	29,506,000	29,506,000
Rizal 2nd District Engineering Office	5,246,000	5,246,000
Region IVB - MIMAROPA	23,400,000	23,400,000

Mindoro Occidental District Engineering Office	23,400,000	23,400,000

36	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	350,682,000	350,682,000

Albay 2nd District Engineering Office	40,220,000	40,220,000
Camarines Norte District Engineering Office	30,000,000	30,000,000
Camarines Sur 5th District Engineering Office	55,850,000	55,850,000
Masbate 1st District Engineering Office	224,612,000	224,612,000
Region VI - Western Visayas	118,273,000	118,273,000

Capiz 1st District Engineering Office	36,444,000	36,444,000
Iloilo 2nd District Engineering Office	19,883,000	19,883,000
Iloilo 4th District Engineering Office	9,373,000	9,373,000
Iloilo City District Engineering Office	8,049,000	8,049,000
Negros Occidental 1st District Engineering Office	14,724,000	14,724,000
Negros Occidental 2nd District Engineering Office	29,800,000	29,800,000
Region VII - Central Visayas	217,489,000	217,489,000

Bohol 1st District Engineering Office	73,730,000	73,730,000
Cebu 7th District Engineering Office	44,505,000	44,505,000
Negros Oriental 1st District Engineering Office	37,083,000	37,083,000
Siquijor District Engineering Office	62,171,000	62,171,000
Region VIII - Eastern Visayas	240,800,000	240,800,000

Leyte 1st District Engineering Office	46,000,000	46,000,000
Leyte 4th District Engineering Office	65,869,000	65,869,000
Northern Samar 2nd District Engineering Office	23,699,000	23,699,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	37
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 1st District Engineering Office	105,232,000	105,232,000
Region IX - Zamboanga Peninsula	46,869,000	46,869,000

Zamboanga del Norte 2nd District Engineering Office	46,869,000	46,869,000
Region X - Northern Mindanao	54,420,000	54,420,000

Bukidnon 3rd District Engineering Office	8,920,000	8,920,000
Iligan City District Engineering Office	45,500,000	45,500,000
Region XI - Davao	19,288,000	19,288,000

Davao del Sur District Engineering Office	19,288,000	19,288,000
Region XII - SOCCKSARGEN	40,943,000	40,943,000

Sarangani District Engineering Office	40,943,000	40,943,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Primary Roads	5,145,831,000	5,145,831,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Primary Roads	5,145,831,000	5,145,831,000

National Capital Region (NCR)	4,362,539,000	4,362,539,000

Central Office	4,362,539,000	4,362,539,000
Region I - Ilocos	3,600,000	3,600,000

Ilocos Sur 1st District Engineering Office	1,750,000	1,750,000
La Union 2nd District Engineering Office	1,850,000	1,850,000
Cordillera Administrative Region (CAR)	28,349,000	28,349,000

Baguio City District Engineering Office	10,649,000	10,649,000
Benguet 1st District Engineering Office	5,700,000	5,700,000
Lower Kalinga District Engineering Office	12,000,000	12,000,000
Region IVA - CALABARZON	98,000,000	98,000,000

Cavite Third District Engineering Office	3,000,000	3,000,000

38	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Rizal 1st District Engineering Office	95,000,000	95,000,000
Region VI - Western Visayas	48,542,000	48,542,000

Negros Occidental 3rd District Engineering Office	48,542,000	48,542,000
Region VII - Central Visayas	64,500,000	64,500,000

Cebu 1st District Engineering Office	32,200,000	32,200,000
Negros Oriental 2nd District Engineering Office	32,300,000	32,300,000
Region VIII - Eastern Visayas	40,000,000	40,000,000

Leyte 2nd District Engineering Office	20,000,000	20,000,000
Leyte 4th District Engineering Office	20,000,000	20,000,000
Region IX - Zamboanga Peninsula	92,628,000	92,628,000

Zamboanga del Norte 3rd District Engineering Office	27,000,000	27,000,000
Zamboanga del Sur 1st District Engineering Office	65,628,000	65,628,000
Region X - Northern Mindanao	195,858,000	195,858,000

Bukidnon 1st District Engineering Office	19,143,000	19,143,000
Bukidnon 2nd District Engineering Office	31,715,000	31,715,000
Iligan City District Engineering Office	25,000,000	25,000,000
Misamis Occidental 1st District Engineering Office	70,000,000	70,000,000
Misamis Oriental 1st District Engineering Office	50,000,000	50,000,000
Region XII - SOCCSKSARGEN	68,800,000	68,800,000

Cotabato 3rd District Engineering Office	68,800,000	68,800,000
Region XIII - Caraga	143,015,000	143,015,000

Surigao del Sur 2nd District Engineering Office	143,015,000	143,015,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Secondary Roads	10,931,159,000	10,931,159,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	39
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Secondary Roads	10,931,159,000	10,931,159,000

National Capital Region (NCR)	7,642,608,000	7,642,608,000

Central Office	7,642,608,000	7,642,608,000
Region I - Ilocos	37,800,000	37,800,000

La Union 2nd District Engineering Office	2,800,000	2,800,000
Pangasinan 1st District Engineering Office	35,000,000	35,000,000
Cordillera Administrative Region (CAR)	565,439,000	565,439,000

Abra District Engineering Office	55,900,000	55,900,000
Apayao 1st District Engineering Office	63,500,000	63,500,000
Apayao 2nd District Engineering Office	51,700,000	51,700,000
Baguio City District Engineering Office	40,464,000	40,464,000
Benguet 1st District Engineering Office	5,800,000	5,800,000
Benguet 2nd District Engineering Office	43,000,000	43,000,000
Ifugao 2nd District Engineering Office	125,162,000	125,162,000
Lower Kalinga District Engineering Office	34,700,000	34,700,000
Mountain Province First District Engineering Office	124,660,000	124,660,000
Upper Kalinga District Engineering Office	20,553,000	20,553,000
Region II - Cagayan Valley	52,000,000	52,000,000

Nueva Vizcaya 2nd District Engineering Office	50,000,000	50,000,000
Quirino District Engineering Office	2,000,000	2,000,000
Region III - Central Luzon	50,468,000	50,468,000

Aurora District Engineering Office	37,468,000	37,468,000
Bataan 1st District Engineering Office	6,000,000	6,000,000
Bataan 2nd District Engineering Office	7,000,000	7,000,000

40	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	260,618,000	260,618,000

Cavite 2nd District Engineering Office	48,000,000	48,000,000
Quezon 3rd District Engineering Office	137,500,000	137,500,000
Quezon 4th District Engineering Office	35,000,000	35,000,000
Rizal 2nd District Engineering Office	40,118,000	40,118,000
Region IVB - MIMAROPA	172,030,000	172,030,000

Marinduque District Engineering Office	11,000,000	11,000,000
Palawan 2nd District Engineering Office	104,900,000	104,900,000
Palawan 3rd District Engineering Office	10,000,000	10,000,000
Southern Mindoro District Engineering Office	46,130,000	46,130,000
Region V - Bicol	189,600,000	189,600,000

Albay 2nd District Engineering Office	49,600,000	49,600,000
Catanduanes District Engineering Office	90,000,000	90,000,000
Masbate 2nd District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	101,725,000	101,725,000

Aklan District Engineering Office	50,000,000	50,000,000
Capiz 1st District Engineering Office	7,500,000	7,500,000
Guimaras District Engineering Office	18,985,000	18,985,000
Negros Occidental 2nd District Engineering Office	23,240,000	23,240,000
Iloilo 3rd District Engineering Office	2,000,000	2,000,000
Region VII - Central Visayas	116,210,000	116,210,000

Bohol 2nd District Engineering Office	21,210,000	21,210,000
Cebu City District Engineering Office	95,000,000	95,000,000
Region VIII - Eastern Visayas	702,535,000	702,535,000

Biliran District Engineering Office	450,000,000	450,000,000
Eastern Samar District Engineering Office	6,860,000	6,860,000
Leyte 3rd District Engineering Office	185,000,000	185,000,000
Leyte 5th District Engineering Office	29,737,000	29,737,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	41
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 1st District Engineering Office	30,938,000	30,938,000
Region IX - Zamboanga Peninsula	230,183,000	230,183,000

Zamboanga del Norte 2nd District Engineering Office	31,000,000	31,000,000
Zamboanga del Norte 3rd District Engineering Office	2,000,000	2,000,000
Zamboanga del Norte 4th District Engineering Office	180,400,000	180,400,000
Zamboanga del Sur 1st District Engineering Office	16,783,000	16,783,000
Region X - Northern Mindanao	266,500,000	266,500,000

Bukidnon 2nd District Engineering Office	96,500,000	96,500,000
Cagayan de Oro City 1st District Engineering Office	50,000,000	50,000,000
Misamis Occidental District Engineering Office	120,000,000	120,000,000
Region XI - Davao	198,146,000	198,146,000

Davao de Oro 2nd District Engineering Office	91,196,000	91,196,000
Davao Oriental 1st District Engineering Office	106,950,000	106,950,000
Region XII - SOCCSKSARGEN	130,757,000	130,757,000

Cotabato 1st District Engineering Office	18,600,000	18,600,000
Cotabato 2nd District Engineering Office	33,912,000	33,912,000
Sultan Kudarat 2nd District Engineering Office	78,245,000	78,245,000
Region XIII - Caraga	214,540,000	214,540,000

Dinagat Islands District Engineering Office	134,540,000	134,540,000
Surigao del Sur 1st District Engineering Office	30,000,000	30,000,000
Surigao del Sur 2nd District Engineering Office	50,000,000	50,000,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Tertiary Roads	5,703,383,000	5,703,383,000

42	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Tertiary Roads	5,703,383,000	5,703,383,000

National Capital Region (NCR)	4,098,706,000	4,098,706,000

Central Office	4,098,706,000	4,098,706,000
Region I - Ilocos	20,000,000	20,000,000

Ilocos Norte 1st District Engineering Office	10,000,000	10,000,000
La Union 1st District Engineering Office	10,000,000	10,000,000
Cordillera Administrative Region (CAR)	700,977,000	700,977,000

Abra District Engineering Office	72,270,000	72,270,000
Apayao 1st District Engineering Office	13,862,000	13,862,000
Apayao 2nd District Engineering Office	180,550,000	180,550,000
Baguio City District Engineering Office	36,061,000	36,061,000
Benguet 1st District Engineering Office	9,500,000	9,500,000
Benguet 2nd District Engineering Office	142,684,000	142,684,000
Ifugao 1st District Engineering Office	42,740,000	42,740,000
Lower Kalinga District Engineering Office	122,000,000	122,000,000
Mountain Province 2nd District Engineering Office	81,310,000	81,310,000
Region II - Cagayan Valley	71,900,000	71,900,000

Batanes District Engineering Office	50,000,000	50,000,000
Isabela 3rd District Engineering Office	17,900,000	17,900,000
Nueva Vizcaya 2nd District Engineering Office	4,000,000	4,000,000
Region III - Central Luzon	10,327,000	10,327,000

Aurora District Engineering Office	2,327,000	2,327,000
Bataan 1st District Engineering Office	8,000,000	8,000,000
Region IVA - CALABARZON	223,760,000	223,760,000

Cavite 2nd District Engineering Office	101,440,000	101,440,000
Laguna 2nd District Engineering Office	37,691,000	37,691,000
Rizal 1st District Engineering Office	30,000,000	30,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	43
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 2nd District Engineering Office	54,629,000	54,629,000
Region IVB - MIMAROPA	56,600,000	56,600,000

Marinduque District Engineering Office	45,000,000	45,000,000
Palawan 2nd District Engineering Office	11,600,000	11,600,000
Region V - Bicol	40,950,000	40,950,000

Camarines Norte District Engineering Office	3,500,000	3,500,000
Camarines Sur 5th District Engineering Office	24,000,000	24,000,000
Masbate 1st District Engineering Office	13,450,000	13,450,000
Region VI - Western Visayas	51,000,000	51,000,000

Iloilo 2nd District Engineering Office	28,000,000	28,000,000
Iloilo 4th District Engineering Office	23,000,000	23,000,000
Region VII - Central Visayas	24,124,000	24,124,000

Bohol 1st District Engineering Office	12,174,000	12,174,000
Bohol 2nd District Engineering Office	11,950,000	11,950,000
Region VIII - Eastern Visayas	49,575,000	49,575,000

Leyte 3rd District Engineering Office	40,000,000	40,000,000
Northern Samar 1st District Engineering Office	9,575,000	9,575,000
Region IX - Zamboanga Peninsula	45,000,000	45,000,000

Zamboanga del Norte 2nd District Engineering Office	15,000,000	15,000,000
Zamboanga del Sur 2nd District Engineering Office	30,000,000	30,000,000
Region X - Northern Mindanao	89,007,000	89,007,000

Cagayan de Oro City 1st District Engineering Office	50,000,000	50,000,000
Lanao del Norte 2nd District Engineering Office	39,007,000	39,007,000
Region XI - Davao	99,807,000	99,807,000

Davao de Oro 2nd District Engineering Office	40,841,000	40,841,000
Davao del Sur District Engineering Office	42,960,000	42,960,000
Davao Occidental District Engineering Office	16,006,000	16,006,000

44	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN	74,650,000	74,650,000

Cotabato 1st District Engineering Office	20,000,000	20,000,000
Cotabato 3rd District Engineering Office	54,650,000	54,650,000
Region XIII - Caraga	47,000,000	47,000,000

Agusan del Norte District Engineering Office	22,000,000	22,000,000
Agusan del Sur 1st District Engineering Office	25,000,000	25,000,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Primary Roads	3,176,110,000	3,176,110,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Primary Roads	3,176,110,000	3,176,110,000

National Capital Region (NCR)	2,327,224,000	2,327,224,000

Central Office	2,327,224,000	2,327,224,000
Region I - Ilocos	62,076,000	62,076,000

Ilocos Sur 2nd District Engineering Office	17,000,000	17,000,000
La Union 1st District Engineering Office	45,076,000	45,076,000
Region III - Central Luzon	67,543,000	67,543,000

Nueva Ecija 2nd District Engineering Office	17,000,000	17,000,000
Pampanga 2nd District Engineering Office	28,543,000	28,543,000
Tarlac District Engineering Office	22,000,000	22,000,000
Region IVA - CALABARZON	148,345,000	148,345,000

Cavite District Engineering Office	76,715,000	76,715,000
Cavite Third District Engineering Office	13,000,000	13,000,000
Laguna 2nd District Engineering Office	30,000,000	30,000,000
Laguna 3rd District Engineering Office	28,630,000	28,630,000
Region VI - Western Visayas	118,010,000	118,010,000

Bacolod City District Engineering Office	9,000,000	9,000,000
Capiz 2nd District Engineering Office	2,000,000	2,000,000
Iloilo 2nd District Engineering Office	7,000,000	7,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	45
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 1st District Engineering Office	61,170,000	61,170,000
Negros Occidental 4th District Engineering Office	38,840,000	38,840,000
Region VII - Central Visayas	94,416,000	94,416,000

Cebu 6th District Engineering Office	15,780,000	15,780,000
Negros Oriental 1st District Engineering Office	16,636,000	16,636,000
Negros Oriental 3rd District Engineering Office	62,000,000	62,000,000
Region IX - Zamboanga Peninsula	80,373,000	80,373,000

Zamboanga del Norte 1st District Engineering Office	15,373,000	15,373,000
Zamboanga del Norte 2nd District Engineering Office	65,000,000	65,000,000
Region X - Northern Mindanao	186,191,000	186,191,000

Bukidnon 2nd District Engineering Office	21,200,000	21,200,000
Cagayan de Oro City 1st District Engineering Office	22,635,000	22,635,000
Cagayan de Oro City 2nd District Engineering Office	99,356,000	99,356,000
Lanao del Norte 1st District Engineering Office	30,000,000	30,000,000
Lanao del Norte 2nd District Engineering Office	13,000,000	13,000,000
Region XI - Davao	27,400,000	27,400,000

Davao Oriental 2nd District Engineering Office	27,400,000	27,400,000
Region XII - SOCCSKSARGEN	64,532,000	64,532,000

Sultan Kudarat 1st District Engineering Office	64,532,000	64,532,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Secondary Roads	2,680,693,000	2,680,693,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Secondary Roads	2,680,693,000	2,680,693,000

National Capital Region (NCR)	1,239,861,000	1,239,861,000

Central Office	1,154,861,000	1,154,861,000
Metro Manila 3rd District Engineering Office	35,000,000	35,000,000
South Manila District Engineering Office	50,000,000	50,000,000

46	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	132,470,000	132,470,000

ILocos Sur 1st District Engineering Office	15,000,000	15,000,000
Pangasinan 1st District Engineering Office	116,000,000	116,000,000
Pangasinan 4th District Engineering Office	1,470,000	1,470,000
Cordillera Administrative Region (CAR)	191,436,000	191,436,000

Baguio City District Engineering Office	15,000,000	15,000,000
Benguet 1st District Engineering Office	19,000,000	19,000,000
Ifugao 1st District Engineering Office	58,394,000	58,394,000
Ifugao 2nd District Engineering Office	55,792,000	55,792,000
Mountain Province First District Engineering Office	43,250,000	43,250,000
Region III - Central Luzon	295,294,000	295,294,000

Bataan 1st District Engineering Office	42,217,000	42,217,000
Bataan 2nd District Engineering Office	43,000,000	43,000,000
Nueva Ecija 2nd District Engineering Office	12,636,000	12,636,000
Pampanga 3rd District Engineering Office	1,441,000	1,441,000
Tarlac 2nd District Engineering Office	40,000,000	40,000,000
Zambales 1st District Engineering Office	25,000,000	25,000,000
Zambales 2nd District Engineering Office	131,000,000	131,000,000
Region IVA - CALABARZON	128,136,000	128,136,000

Batangas 2nd District Engineering Office	20,000,000	20,000,000
Cavite District Engineering Office	17,136,000	17,136,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	47
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cavite Third District Engineering Office	16,000,000	16,000,000
Quezon 1st District Engineering Office	65,000,000	65,000,000
Quezon 2nd District Engineering Office	10,000,000	10,000,000
Region IVB - MIMAROPA	88,876,000	88,876,000

Mindoro Occidental District Engineering Office	8,663,000	8,663,000
Palawan 2nd District Engineering Office	20,668,000	20,668,000
Palawan 3rd District Engineering Office	22,200,000	22,200,000
Romblon District Engineering Office	15,600,000	15,600,000
Southern Mindoro District Engineering Office	21,745,000	21,745,000
Region V - Bicol	136,871,000	136,871,000

Albay 2nd District Engineering Office	35,018,000	35,018,000
Camarines Sur 4th District Engineering Office	25,000,000	25,000,000
Camarines Sur 5th District Engineering Office	6,261,000	6,261,000
Masbate 2nd District Engineering Office	48,092,000	48,092,000
Masbate 3rd District Engineering Office	22,500,000	22,500,000
Region VI - Western Visayas	220,078,000	220,078,000

Aklan District Engineering Office	56,315,000	56,315,000
Bacolod City District Engineering Office	6,999,000	6,999,000
Guimaras District Engineering Office	20,000,000	20,000,000
Iloilo 2nd District Engineering Office	39,427,000	39,427,000
Iloilo 3rd District Engineering Office	14,500,000	14,500,000

48	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Iloilo City District Engineering Office	76,815,000	76,815,000
Negros Occidental 1st District Engineering Office	6,022,000	6,022,000
Region VII - Central Visayas	59,100,000	59,100,000

Bohol 2nd District Engineering Office	20,000,000	20,000,000
Cebu 6th District Engineering Office	39,100,000	39,100,000
Region VIII - Eastern Visayas	123,399,000	123,399,000

Biliran District Engineering Office	57,000,000	57,000,000
Eastern Samar District Engineering Office	39,375,000	39,375,000
Leyte 1st District Engineering Office	20,000,000	20,000,000
Northern Samar 2nd District Engineering Office	7,024,000	7,024,000
Region IX - Zamboanga Peninsula	11,857,000	11,857,000

Zamboanga del Norte 1st District Engineering Office	11,857,000	11,857,000
Region X - Northern Mindanao	41,660,000	41,660,000

Camiguin District Engineering Office	41,660,000	41,660,000
Region XII - SOCCSKSARGEN	11,655,000	11,655,000

South Cotabato 1st District Engineering Office	11,655,000	11,655,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Tertiary Roads	1,119,506,000	1,119,506,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Tertiary Roads	1,119,506,000	1,119,506,000

National Capital Region (NCR)	317,535,000	317,535,000

Central Office	271,854,000	271,854,000
Quezon City 1st District Engineering Office	45,681,000	45,681,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	49
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos	1,700,000	1,700,000

Ilocos Norte 2nd District Engineering Office	1,700,000	1,700,000
Cordillera Administrative Region (CAR)	30,680,000	30,680,000

Ifugao 1st District Engineering Office	30,680,000	30,680,000
Region II - Cagayan Valley	30,000,000	30,000,000

Batanes District Engineering Office	30,000,000	30,000,000
Region III - Central Luzon	280,638,000	280,638,000

Bataan 1st District Engineering Office	41,212,000	41,212,000
Bataan 2nd District Engineering Office	38,000,000	38,000,000
Bulacan 1st District Engineering Office	50,598,000	50,598,000
Bulacan 2nd District Engineering Office	20,000,000	20,000,000
Nueva Ecija 2nd District Engineering Office	74,999,000	74,999,000
Pampanga 1st District Engineering Office	55,829,000	55,829,000
Region IVA - CALABARZON	196,602,000	196,602,000

Cavite 2nd District Engineering Office	30,000,000	30,000,000
Cavite District Engineering Office	2,409,000	2,409,000
Laguna 2nd District Engineering Office	25,740,000	25,740,000
Laguna 3rd District Engineering Office	18,253,000	18,253,000
Quezon 3rd District Engineering Office	20,000,000	20,000,000
Quezon 4th District Engineering Office	42,000,000	42,000,000
Rizal 1st District Engineering Office	25,000,000	25,000,000
Rizal 2nd District Engineering Office	33,200,000	33,200,000

50	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVB - MIMAROPA	17,719,000	17,719,000

Romblon District Engineering Office	17,719,000	17,719,000
Region V - Bicol	44,538,000	44,538,000

Camarines Norte District Engineering Office	6,000,000	6,000,000
Masbate 1st District Engineering Office	38,538,000	38,538,000
Region VI - Western Visayas	58,966,000	58,966,000

Iloilo 2nd District Engineering Office	19,106,000	19,106,000
Iloilo 3rd District Engineering Office	10,000,000	10,000,000
Iloilo City District Engineering Office	10,000,000	10,000,000
Negros Occidental 1st District Engineering Office	19,860,000	19,860,000
Region VII - Central Visayas	60,000,000	60,000,000

Cebu 6th District Engineering Office	40,000,000	40,000,000
Cebu City District Engineering Office	20,000,000	20,000,000
Region VIII - Eastern Visayas	29,308,000	29,308,000

Tacloban City District Engineering Office	29,308,000	29,308,000
Region X - Northern Mindanao	51,820,000	51,820,000

Bukidnon 1st District Engineering Office	40,000,000	40,000,000
Lanao del Norte 2nd District Engineering Office	11,820,000	11,820,000
NETWORK DEVELOPMENT PROGRAM	104,771,474,000	104,771,474,000

Road Widening - Primary Roads	15,435,573,000	15,435,573,000

Road Widening - Primary Roads	15,435,573,000	15,435,573,000

National Capital Region (NCR)	14,371,704,000	14,371,704,000

Central Office	14,371,704,000	14,371,704,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	51
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos	3,592,000	3,592,000

Pangasinan 2nd District Engineering Office	3,592,000	3,592,000
Region III - Central Luzon	16,307,000	16,307,000

Tarlac District Engineering Office	16,307,000	16,307,000
Region IVA - CALABARZON	119,000,000	119,000,000

Cavite District Engineering Office	20,000,000	20,000,000
Cavite Third District Engineering Office	48,818,000	48,818,000
Laguna 1st District Engineering Office	6,150,000	6,150,000
Quezon 4th District Engineering Office	44,032,000	44,032,000
Region VI - Western Visayas	59,814,000	59,814,000

Capiz 2nd District Engineering Office	37,158,000	37,158,000
Negros Occidental 2nd District Engineering Office	22,656,000	22,656,000
Region VII - Central Visayas	138,749,000	138,749,000

Cebu 3rd District Engineering Office	64,651,000	64,651,000
Negros Oriental 2nd District Engineering Office	59,098,000	59,098,000
Negros Oriental 3rd District Engineering Office	15,000,000	15,000,000
Region VIII - Eastern Visayas	27,000,000	27,000,000

Leyte 1st District Engineering Office	1,000,000	1,000,000
Leyte 2nd District Engineering Office	26,000,000	26,000,000
Region IX - Zamboanga Peninsula	376,640,000	376,640,000

Zamboanga del Norte 2nd District Engineering Office	115,120,000	115,120,000
Zamboanga del Norte 3rd District Engineering Office	140,395,000	140,395,000

52	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Zamboanga del Norte 4th District Engineering Office	43,500,000	43,500,000
Zamboanga Sibugay 2nd District Engineering Office	77,625,000	77,625,000
Region X - Northern Mindanao	170,267,000	170,267,000

Bukidnon 3rd District Engineering Office	16,396,000	16,396,000
Cagayan de Oro City 2nd District Engineering Office	5,205,000	5,205,000
Misamis Occidental District Engineering Office	25,000,000	25,000,000
Misamis Oriental 1st District Engineering Office	111,666,000	111,666,000
Misamis Oriental 2nd District Engineering Office	12,000,000	12,000,000
Region XI - Davao	62,500,000	62,500,000

Davao del Sur District Engineering Office	62,500,000	62,500,000
Region XII - SOCCSKSARGEN	50,000,000	50,000,000

Cotabato 1st District Engineering Office	50,000,000	50,000,000
Region XIII - Caraga	40,000,000	40,000,000

Agusan del Norte District Engineering Office	40,000,000	40,000,000
Road Widening - Secondary Roads	12,958,232,000	12,958,232,000

Road Widening - Secondary Roads	12,958,232,000	12,958,232,000

National Capital Region (NCR)	8,718,730,000	8,718,730,000

Central Office	8,684,694,000	8,684,694,000
Metro Manila 1st District Engineering Office	34,036,000	34,036,000
Region I - Ilocos	136,099,000	136,099,000

Pangasinan 1st District Engineering Office	110,594,000	110,594,000
Pangasinan 3rd District Engineering Office	20,026,000	20,026,000
Pangasinan 4th District Engineering Office	5,479,000	5,479,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	53
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	64,251,000	64,251,000

Lower Kalinga District Engineering Office	64,251,000	64,251,000
Region II - Cagayan Valley	83,840,000	83,840,000

Cagayan 1st District Engineering Office	50,000,000	50,000,000
Quirino District Engineering Office	33,840,000	33,840,000
Region III - Central Luzon	151,395,000	151,395,000

Bataan 1st District Engineering Office	6,617,000	6,617,000
Bataan 2nd District Engineering Office	9,000,000	9,000,000
Bulacan 1st District Engineering Office	50,000,000	50,000,000
Nueva Ecija 2nd District Engineering Office	34,862,000	34,862,000
Zambales 1st District Engineering Office	50,916,000	50,916,000
Region IVA - CALABARZON	581,582,000	581,582,000

Batangas 3rd District Engineering Office	40,000,000	40,000,000
Cavite 2nd District Engineering Office	139,465,000	139,465,000
Cavite District Engineering Office	69,465,000	69,465,000
Cavite Third District Engineering Office	31,234,000	31,234,000
Laguna 1st District Engineering Office	40,000,000	40,000,000
Quezon 1st District Engineering Office	10,000,000	10,000,000
Quezon 2nd District Engineering Office	169,000,000	169,000,000
Rizal 1st District Engineering Office	82,418,000	82,418,000

54	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVB - MIMAROPA	1,000,744,000	1,000,744,000

Marinduque District Engineering Office	278,803,000	278,803,000
Mindoro Occidental District Engineering Office	344,275,000	344,275,000
Mindoro Oriental District Engineering Office	59,242,000	59,242,000
Palawan 1st District Engineering Office	123,761,000	123,761,000
Palawan 2nd District Engineering Office	106,305,000	106,305,000
Palawan 3rd District Engineering Office	44,800,000	44,800,000
Southern Mindoro District Engineering Office	43,558,000	43,558,000
Region V - Bicol	728,917,000	728,917,000

Camarines Sur 5th District Engineering Office	94,203,000	94,203,000
Masbate 2nd District Engineering Office	234,524,000	234,524,000
Masbate 3rd District Engineering Office	338,323,000	338,323,000
Sorsogon District Engineering Office	61,867,000	61,867,000
Region VI - Western Visayas	268,745,000	268,745,000

Aklan District Engineering Office	11,960,000	11,960,000
Antique District Engineering Office	50,000,000	50,000,000
Capiz 1st District Engineering Office	8,450,000	8,450,000
Capiz 2nd District Engineering Office	20,000,000	20,000,000
Guimaras District Engineering Office	16,991,000	16,991,000
Iloilo 1st District Engineering Office	9,824,000	9,824,000
Iloilo 2nd District Engineering Office	25,000,000	25,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	55
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Iloilo 4th District Engineering Office	20,000,000	20,000,000
Negros Occidental 4th District Engineering Office	106,520,000	106,520,000
Region VII - Central Visayas	406,315,000	406,315,000

Bohol 2nd District Engineering Office	142,176,000	142,176,000
Bohol 3rd District Engineering Office	103,364,000	103,364,000
Cebu 3rd District Engineering Office	35,349,000	35,349,000
Cebu 5th District Engineering Office	125,426,000	125,426,000
Region VIII - Eastern Visayas	355,089,000	355,089,000

Biliran District Engineering Office	220,000,000	220,000,000
Leyte 1st District Engineering Office	20,000,000	20,000,000
Northern Samar 2nd District Engineering Office	26,050,000	26,050,000
Samar 1st District Engineering Office	35,569,000	35,569,000
Samar 2nd District Engineering Office	23,999,000	23,999,000
Southern Leyte 1st District Engineering Office	29,471,000	29,471,000
Region X - Northern Mindanao	124,760,000	124,760,000

Camiguin District Engineering Office	124,760,000	124,760,000
Region XI - Davao	150,937,000	150,937,000

Davao del Sur District Engineering Office	50,000,000	50,000,000
Davao de Oro 2nd District Engineering Office	50,000,000	50,000,000
Davao Oriental 1st District Engineering Office	50,937,000	50,937,000

56	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN	173,291,000	173,291,000

Sarangani District Engineering Office	84,358,000	84,358,000
South Cotabato 2nd District Engineering Office	9,831,000	9,831,000
Sultan Kudarat 1st District Engineering Office	17,575,000	17,575,000
Sultan Kudarat 2nd District Engineering Office	61,527,000	61,527,000
Region XIII - Caraga	13,537,000	13,537,000

Surigao del Sur 2nd District Engineering Office	13,537,000	13,537,000
Road Widening - Tertiary Roads	3,281,625,000	3,281,625,000

Road Widening - Tertiary Roads	3,281,625,000	3,281,625,000

National Capital Region (NCR)	2,013,139,000	2,013,139,000

Central Office	2,013,139,000	2,013,139,000
Region I - Ilocos	69,500,000	69,500,000

Ilocos Norte 1st District Engineering Office	69,500,000	69,500,000
Cordillera Administrative Region (CAR)	22,991,000	22,991,000

Lower Kalinga District Engineering Office	10,809,000	10,809,000
Mountain Province 2nd District Engineering Office	12,182,000	12,182,000
Region II - Cagayan Valley	57,317,000	57,317,000

Isabela 3rd District Engineering Office	8,646,000	8,646,000
Quirino District Engineering Office	48,671,000	48,671,000
Region III - Central Luzon	104,161,000	104,161,000

Pampanga 1st District Engineering Office	31,115,000	31,115,000
Tarlac 2nd District Engineering Office	19,150,000	19,150,000
Tarlac District Engineering Office	53,896,000	53,896,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	57
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVA - CALABARZON	270,515,000	270,515,000

Batangas 3rd District Engineering Office	40,000,000	40,000,000
Cavite District Engineering Office	11,611,000	11,611,000
Cavite Third District Engineering Office	54,820,000	54,820,000
Rizal 1st District Engineering Office	74,797,000	74,797,000
Rizal 2nd District Engineering Office	89,287,000	89,287,000
Region V - Bicol	86,489,000	86,489,000

Camarines Norte District Engineering Office	1,283,000	1,283,000
Camarines Sur 3rd District Engineering Office	85,206,000	85,206,000
Region VI - Western Visayas	30,936,000	30,936,000

Iloilo 2nd District Engineering Office	30,936,000	30,936,000
Region VII - Central Visayas	14,891,000	14,891,000

Negros Oriental 3rd District Engineering Office	14,891,000	14,891,000
Region VIII - Eastern Visayas	324,715,000	324,715,000

Leyte 1st District Engineering Office	266,798,000	266,798,000
Northern Samar 2nd District Engineering Office	46,000,000	46,000,000
Tacloban City District Engineering Office	11,917,000	11,917,000
Region IX - Zamboanga Peninsula	49,751,000	49,751,000

Zamboanga del Norte 2nd District Engineering Office	32,052,000	32,052,000
Zamboanga del Sur 2nd District Engineering Office	7,529,000	7,529,000
Zamboanga Sibugay 2nd District Engineering Office	10,170,000	10,170,000

58	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI - Davao	80,188,000	80,188,000

Davao Oriental 2nd District Engineering Office	80,188,000	80,188,000
Region XIII - Caraga	157,032,000	157,032,000

Agusan del Norte District Engineering Office	107,032,000	107,032,000
Butuan City District Engineering Office	50,000,000	50,000,000
Construction of By-Pass and Diversion Roads	50,232,193,000	50,232,193,000

Construction of By-Pass and Diversion Roads	50,232,193,000	50,232,193,000

National Capital Region (NCR)	46,885,548,000	46,885,548,000

Central Office	46,885,548,000	46,885,548,000
Region I - Ilocos	20,000,000	20,000,000

Pangasinan 3rd District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	62,380,000	62,380,000

Baguio City District Engineering Office	52,380,000	52,380,000
Ifugao 2nd District Engineering Office	10,000,000	10,000,000
Region II - Cagayan Valley	182,000,000	182,000,000

Cagayan 2nd District Engineering Office	72,000,000	72,000,000
Isabela 2nd District Engineering Office	80,000,000	80,000,000
Isabela 4th District Engineering Office	30,000,000	30,000,000
Region III - Central Luzon	469,953,000	469,953,000

Nueva Ecija 1st District Engineering Office	169,953,000	169,953,000
Nueva Ecija 2nd District Engineering Office	100,000,000	100,000,000
Tarlac District Engineering Office	150,000,000	150,000,000
Zambales 2nd District Engineering Office	50,000,000	50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	59
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVA - CALABARZON	365,000,000	365,000,000

Cavite District Engineering Office	100,000,000	100,000,000
Cavite Third District Engineering Office	50,000,000	50,000,000
Quezon 1st District Engineering Office	50,000,000	50,000,000
Quezon 3rd District Engineering Office	45,000,000	45,000,000
Quezon 4th District Engineering Office	120,000,000	120,000,000
Region V - Bicol	267,728,000	267,728,000

Camarines Norte District Engineering Office	30,000,000	30,000,000
Camarines Sur 2nd District Engineering Office	92,728,000	92,728,000
Camarines Sur 4th District Engineering Office	120,000,000	120,000,000
Sorsogon District Engineering Office	25,000,000	25,000,000
Region VI - Western Visayas	259,200,000	259,200,000

Aklan District Engineering Office	30,000,000	30,000,000
Antique District Engineering Office	100,000,000	100,000,000
Capiz 1st District Engineering Office	5,000,000	5,000,000
Capiz 2nd District Engineering Office	45,000,000	45,000,000
Iloilo 2nd District Engineering Office	79,200,000	79,200,000
Region VII - Central Visayas	191,000,000	191,000,000

Cebu 7th District Engineering Office	150,000,000	150,000,000
Negros Oriental 2nd District Engineering Office	41,000,000	41,000,000
Region VIII - Eastern Visayas	327,884,000	327,884,000

Biliran District Engineering Office	10,000,000	10,000,000
Leyte 2nd District Engineering Office	92,884,000	92,884,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Leyte 5th District Engineering Office	110,000,000	110,000,000

60	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Samar 1st District Engineering Office	65,000,000	65,000,000
Region IX - Zamboanga Peninsula	285,000,000	285,000,000

Zamboanga del Norte 1st District Engineering Office	35,000,000	35,000,000
Zamboanga del Norte 4th District Engineering Office	10,000,000	10,000,000
Zamboanga del Sur 1st District Engineering Office	120,000,000	120,000,000
Zamboanga del Sur 2nd District Engineering Office	120,000,000	120,000,000
Region X - Northern Mindanao	656,500,000	656,500,000

Iligan City District Engineering Office	150,000,000	150,000,000
Misamis Occidental 2nd District Engineering Office	506,500,000	506,500,000
Region XI - Davao	50,000,000	50,000,000

Davao de Oro 2nd District Engineering Office	50,000,000	50,000,000
Region XII - SOCCSKSARGEN	50,000,000	50,000,000

Cotabato 1st District Engineering Office	50,000,000	50,000,000
Region XIII - Caraga	160,000,000	160,000,000

Agusan del Sur 2nd District Engineering Office	30,000,000	30,000,000
Butuan City District Engineering Office	80,000,000	80,000,000
Surigao del Sur 2nd District Engineering Office	50,000,000	50,000,000
Construction of Missing Links/New Roads	17,262,172,000	17,262,172,000

Construction of Missing Links/New Roads	17,262,172,000	17,262,172,000

National Capital Region (NCR)	16,453,233,000	16,453,233,000

Central Office	16,453,233,000	16,453,233,000
Cordillera Administrative Region (CAR)	302,497,000	302,497,000

Apayao 2nd District Engineering Office	38,177,000	38,177,000
Benguet 2nd District Engineering Office	15,000,000	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	61
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Ifugao 1st District Engineering Office	50,000,000	50,000,000
Ifugao 2nd District Engineering Office	16,800,000	16,800,000
Lower Kalinga District Engineering Office	50,000,000	50,000,000
Mountain Province 2nd District Engineering Office	90,000,000	90,000,000
Mountain Province First District Engineering Office	42,520,000	42,520,000
Region II - Cagayan Valley	50,000,000	50,000,000

Batanes District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	160,000,000	160,000,000

Batangas 2nd District Engineering Office	40,000,000	40,000,000
Quezon 3rd District Engineering Office	30,000,000	30,000,000
Quezon 4th District Engineering Office	90,000,000	90,000,000
Region V - Bicol	250,000,000	250,000,000

Masbate 1st District Engineering Office	140,000,000	140,000,000
Masbate 2nd District Engineering Office	110,000,000	110,000,000
Region VIII - Eastern Visayas	46,442,000	46,442,000

Leyte 2nd District Engineering Office	46,442,000	46,442,000
Construction of Flyovers/Interchanges/ Underpasses/Long Span Bridges	1,368,300,000	1,368,300,000

Construction of Flyovers/Interchanges/ Underpasses/Long Span Bridges	1,368,300,000	1,368,300,000

National Capital Region (NCR)	1,368,300,000	1,368,300,000

Central Office	1,368,300,000	1,368,300,000
Off-Carriageway Improvement - Primary Roads	971,632,000	971,632,000

Off-Carriageway Improvement - Primary Roads	971,632,000	971,632,000

National Capital Region (NCR)	758,907,000	758,907,000

Central Office	758,907,000	758,907,000
Cordillera Administrative Region (CAR)	11,828,000	11,828,000

Benguet 1st District Engineering Office	11,828,000	11,828,000

62	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	13,620,000	13,620,000

Pampanga 3rd District Engineering Office	13,620,000	13,620,000
Region IVA - CALABARZON	50,777,000	50,777,000

Laguna 3rd District Engineering Office	50,777,000	50,777,000
Region VI - Western Visayas	106,149,000	106,149,000

Bacolod City District Engineering Office	27,774,000	27,774,000
Negros Occidental 3rd District Engineering Office	78,375,000	78,375,000
Region X - Northern Mindanao	28,900,000	28,900,000

Cagayan de Oro City 2nd District Engineering Office	9,385,000	9,385,000
Lanao del Norte 2nd District Engineering Office	19,515,000	19,515,000
Region XIII - Caraga	1,451,000	1,451,000

Butuan City District Engineering Office	1,451,000	1,451,000
Off-Carriageway Improvement - Secondary Roads	902,061,000	902,061,000

Off-Carriageway Improvement - Secondary Roads	902,061,000	902,061,000

National Capital Region (NCR)	580,550,000	580,550,000

Central Office	480,550,000	480,550,000
North Manila District Engineering Office	100,000,000	100,000,000
Region I - Ilocos	27,123,000	27,123,000

Pangasinan 3rd District Engineering Office	27,123,000	27,123,000
Cordillera Administrative Region (CAR)	92,477,000	92,477,000

Abra District Engineering Office	45,304,000	45,304,000
Benguet 1st District Engineering Office	24,000,000	24,000,000
Mountain Province First District Engineering Office	23,173,000	23,173,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	63
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region III - Central Luzon	77,572,000	77,572,000

Aurora District Engineering Office	2,409,000	2,409,000
Bulacan 1st District Engineering Office	17,249,000	17,249,000
Pampanga 3rd District Engineering Office	57,914,000	57,914,000
Region IVA - CALABARZON	14,652,000	14,652,000

Cavite District Engineering Office	5,760,000	5,760,000
Quezon 2nd District Engineering Office	8,892,000	8,892,000
Region IVB - MIMAROPA	10,559,000	10,559,000

Mindoro Occidental District Engineering Office	3,059,000	3,059,000
Palawan 2nd District Engineering Office	7,500,000	7,500,000
Region VI - Western Visayas	10,300,000	10,300,000

Negros Occidental 4th District Engineering Office	10,300,000	10,300,000
Region VII - Central Visayas	31,000,000	31,000,000

Bohol 1st District Engineering Office	1,000,000	1,000,000
Cebu 6th District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	29,528,000	29,528,000

Biliran District Engineering Office	20,000,000	20,000,000
Leyte 1st District Engineering Office	9,528,000	9,528,000
Region IX - Zamboanga Peninsula	4,000,000	4,000,000

Zamboanga del Norte 1st District Engineering Office	4,000,000	4,000,000
Region X - Northern Mindanao	24,300,000	24,300,000

Bukidnon 2nd District Engineering Office	24,300,000	24,300,000
Off-Carriageway Improvement - Tertiary Roads	587,976,000	587,976,000

Off-Carriageway Improvement - Tertiary Roads	587,976,000	587,976,000

National Capital Region (NCR)	266,566,000	266,566,000

Central Office	256,566,000	256,566,000

64	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

North Manila District Engineering Office	10,000,000	10,000,000
Region I - Ilocos	6,453,000	6,453,000

Ilocos Norte 1st District Engineering Office	6,453,000	6,453,000
Cordillera Administrative Region (CAR)	84,780,000	84,780,000

Abra District Engineering Office	48,780,000	48,780,000
Lower Kalinga District Engineering Office	16,000,000	16,000,000
Mountain Province 2nd District Engineering Office	20,000,000	20,000,000
Region II - Cagayan Valley	4,000,000	4,000,000

Cagayan 3rd District Engineering Office	4,000,000	4,000,000
Region III - Central Luzon	57,105,000	57,105,000

Aurora District Engineering Office	17,150,000	17,150,000
Bulacan 1st District Engineering Office	39,955,000	39,955,000
Region IVA - CALABARZON	73,445,000	73,445,000

Batangas 4th District Engineering Office	25,519,000	25,519,000
Cavite Third District Engineering Office	22,500,000	22,500,000
Laguna 3rd District Engineering Office	25,426,000	25,426,000
Region V - Bicol	12,908,000	12,908,000

Camarines Sur 3rd District Engineering Office	10,000,000	10,000,000
Sorsogon 2nd District Engineering Office	2,908,000	2,908,000
Region VI - Western Visayas	61,386,000	61,386,000

Iloilo 4th District Engineering Office	35,386,000	35,386,000
Negros Occidental 4th District Engineering Office	26,000,000	26,000,000
Region VIII - Eastern Visayas	1,000,000	1,000,000

Tacloban City District Engineering Office	1,000,000	1,000,000
Region X - Northern Mindanao	20,333,000	20,333,000

Lanao del Norte 2nd District Engineering Office	20,333,000	20,333,000
Paving of Unpaved Roads - Secondary Roads	694,577,000	694,577,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	65
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Paving of Unpaved Roads - Secondary Roads	694,577,000	694,577,000

National Capital Region (NCR)	483,480,000	483,480,000

Central Office	483,480,000	483,480,000
Cordillera Administrative Region (CAR)	92,315,000	92,315,000

Abra District Engineering Office	7,315,000	7,315,000
Mountain Province First District Engineering Office	20,000,000	20,000,000
Upper Kalinga District Engineering Office	65,000,000	65,000,000
Region IVA - CALABARZON	25,173,000	25,173,000

Quezon 3rd District Engineering Office	25,173,000	25,173,000
Region IVB - MIMAROPA	32,959,000	32,959,000

Palawan 2nd District Engineering Office	28,700,000	28,700,000
Romblon District Engineering Office	4,259,000	4,259,000
Region IX - Zamboanga Peninsula	59,420,000	59,420,000

Zamboanga del Norte 4th District Engineering Office	59,420,000	59,420,000
Region XIII - Caraga	1,230,000	1,230,000

Agusan del Sur 1st District Engineering Office	1,230,000	1,230,000
Paving of Unpaved Roads - Tertiary Roads	1,077,133,000	1,077,133,000

Paving of Unpaved Roads - Tertiary Roads	1,077,133,000	1,077,133,000

National Capital Region (NCR)	749,362,000	749,362,000

Central Office	749,362,000	749,362,000
Cordillera Administrative Region (CAR)	183,057,000	183,057,000

Abra District Engineering Office	43,767,000	43,767,000
Ifugao 1st District Engineering Office	5,000,000	5,000,000
Ifugao 2nd District Engineering Office	5,500,000	5,500,000
Lower Kalinga District Engineering Office	600,000	600,000

66	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mountain Province 2nd District Engineering Office	76,690,000	76,690,000
Upper Kalinga District Engineering Office	51,500,000	51,500,000
Region V - Bicol	20,000,000	20,000,000

Camarines Norte District Engineering Office	20,000,000	20,000,000
Region VI - Western Visayas	4,152,000	4,152,000

Iloilo 4th District Engineering Office	4,152,000	4,152,000
Region VII - Central Visayas	3,000,000	3,000,000

Negros Oriental 1st District Engineering Office	3,000,000	3,000,000
Region IX - Zamboanga Peninsula	8,800,000	8,800,000

Zamboanga del Sur 2nd District Engineering Office	8,800,000	8,800,000
Region X - Northern Mindanao	22,020,000	22,020,000

Bukidnon 3rd District Engineering Office	22,020,000	22,020,000
Region XII - SOCCSKSARGEN	7,938,000	7,938,000

South Cotabato 2nd District Engineering Office	7,938,000	7,938,000
Region XIII - Caraga	78,804,000	78,804,000

Agusan del Sur 1st District Engineering Office	78,804,000	78,804,000
BRIDGE PROGRAM	38,373,207,000	38,373,207,000

Replacement of Permanent Weak Bridges	6,384,384,000	6,384,384,000

Replacement of Permanent Weak Bridges	6,384,384,000	6,384,384,000

National Capital Region (NCR)	5,425,820,000	5,425,820,000

Central Office	5,385,820,000	5,385,820,000
South Manila District Engineering Office	40,000,000	40,000,000
Region I - Ilocos	31,000,000	31,000,000

Ilocos Sur 2nd District Engineering Office	12,000,000	12,000,000
Pangasinan 3rd District Engineering Office	19,000,000	19,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	67
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	60,000,000	60,000,000

Abra District Engineering Office	30,000,000	30,000,000
Apayao 1st District Engineering Office	30,000,000	30,000,000
Region III - Central Luzon	117,000,000	117,000,000

Aurora District Engineering Office	67,000,000	67,000,000
Bulacan 2nd District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	5,300,000	5,300,000

Cavite District Engineering Office	5,300,000	5,300,000
Region IVB - MIMAROPA	243,600,000	243,600,000

Marinduque District Engineering Office	18,000,000	18,000,000
Mindoro Oriental District Engineering Office	136,000,000	136,000,000
Palawan 2nd District Engineering Office	36,000,000	36,000,000
Palawan 3rd District Engineering Office	53,600,000	53,600,000
Region V - Bicol	66,000,000	66,000,000

Camarines Norte District Engineering Office	66,000,000	66,000,000
Region VII - Central Visayas	160,000,000	160,000,000

Bohol 2nd District Engineering Office	50,000,000	50,000,000
Bohol 3rd District Engineering Office	40,000,000	40,000,000
Cebu 6th District Engineering Office	20,000,000	20,000,000
Cebu 7th District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	80,000,000	80,000,000

Eastern Samar District Engineering Office	50,000,000	50,000,000

68	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Leyte 4th Samar District Engineering Office	30,000,000	30,000,000
Region IX - Zamboanga Peninsula	82,834,000	82,834,000

Zamboanga del Norte 1st District Engineering Office	22,834,000	22,834,000
Zamboanga del Sur 1st District Engineering Office	60,000,000	60,000,000
Region X - Northern Mindanao	91,500,000	91,500,000

Camiguin District District Engineering Office	40,000,000	40,000,000
Lanao del Norte 2nd District Engineering Office	51,500,000	51,500,000
Region XIII - Caraga	21,330,000	21,330,000

Surigao del Norte 1st District Engineering Office	21,330,000	21,330,000
Retrofitting/Strengthening of Permanent Bridges	10,424,105,000	10,424,105,000

Retrofitting/Strengthening of Permanent Bridges	10,424,105,000	10,424,105,000

National Capital Region (NCR)	8,669,995,000	8,669,995,000

Central Office	8,016,995,000	8,016,995,000
Las Piñas-Muntinlupa District Engineering Office	43,000,000	43,000,000
Metro Manila 1st District Engineering Office	100,000,000	100,000,000
Metro Manila 3rd District Engineering Office	20,000,000	20,000,000
North Manila District Engineering Office	110,000,000	110,000,000
Quezon City 1st District Engineering Office	130,000,000	130,000,000
South Manila District Engineering Office	250,000,000	250,000,000
Region I - Ilocos	21,852,000	21,852,000

Ilocos Sur 1st District Engineering Office	21,852,000	21,852,000
Cordillera Administrative Region (CAR)	197,370,000	197,370,000

Abra District Engineering Office	100,000,000	100,000,000
Apayao 1st District Engineering Office	12,000,000	12,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	69
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Benguet 1st District Engineering Office	19,600,000	19,600,000
Ifugao 2nd District Engineering Office	65,770,000	65,770,000
Region III - Central Luzon	92,000,000	92,000,000

Aurora District Engineering Office	30,000,000	30,000,000
Bulacan 1st District Engineering Office	16,000,000	16,000,000
Tarlac 2nd District Engineering Office	10,000,000	10,000,000
Tarlac District Engineering Office	36,000,000	36,000,000
Region IVA - CALABARZON	353,119,000	353,119,000

Batangas 1st District Engineering Office	48,119,000	48,119,000
Cavite 2nd District Engineering Office	22,000,000	22,000,000
Cavite District Engineering Office	15,000,000	15,000,000
Laguna 1st District Engineering Office	3,000,000	3,000,000
Laguna 3rd District Engineering Office	47,000,000	47,000,000
Quezon 1st District Engineering Office	80,000,000	80,000,000
Quezon 3rd District Engineering Office	88,000,000	88,000,000
Rizal 1st District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	370,200,000	370,200,000

Mindoro Occidental District Engineering Office	59,800,000	59,800,000
Mindoro Oriental District Engineering Office	193,400,000	193,400,000
Palawan 1st District Engineering Office	30,000,000	30,000,000
Palawan 2nd District Engineering Office	15,000,000	15,000,000

70	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Romblon District Engineering Office	15,000,000	15,000,000
Southern Mindoro District Engineering Office	57,000,000	57,000,000
Region V - Bicol	137,500,000	137,500,000

Camarines Sur 3rd District Engineering Office	130,000,000	130,000,000
Camarines Sur 4th District Engineering Office	7,500,000	7,500,000
Region VI - Western Visayas	81,600,000	81,600,000

Bacolod City District Engineering Office	59,000,000	59,000,000
Iloilo 3rd District Engineering Office	9,300,000	9,300,000
Negros Occidental 4th District Engineering Office	13,300,000	13,300,000
Region VII - Central Visayas	60,000,000	60,000,000

Bohol 3rd District Engineering Office	25,000,000	25,000,000
Cebu 5th District Engineering Office	35,000,000	35,000,000
Region VIII - Eastern Visayas	138,070,000	138,070,000

Eastern Samar District Engineering Office	50,000,000	50,000,000
Leyte 4th District Engineering Office	55,000,000	55,000,000
Leyte 5th District Engineering Office	13,070,000	13,070,000
Northern Samar 2nd District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	175,000,000	175,000,000

Bukidnon 1st District Engineering Office	32,000,000	32,000,000
Bukidnon 3rd District Engineering Office	82,000,000	82,000,000
Iligan City District Engineering Office	10,000,000	10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	71
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Occidental 1st District Engineering Office	27,000,000	27,000,000
Misamis Occidental 2nd District Engineering Office	24,000,000	24,000,000
Region XIII - Caraga	127,399,000	127,399,000

Agusan del Norte District Engineering Office	35,000,000	35,000,000
Surigao del Norte 1st District Engineering Office	3,000,000	3,000,000
Surigao del Sur 1st District Engineering Office	19,399,000	19,399,000
Surigao del Sur 2nd District Engineering Office	70,000,000	70,000,000
Rehabilitation/Major Repair of Permanent Bridges	4,721,035,000	4,721,035,000

Rehabilitation/Major Repair of Permanent Bridges	4,721,035,000	4,721,035,000

National Capital Region (NCR)	3,111,952,000	3,111,952,000

Central Office	2,928,952,000	2,928,952,000
Malabon-Navotas District Engineering Office	30,000,000	30,000,000
Metro Manila 1st District Engineering Office	75,000,000	75,000,000
Metro Manila 2nd District Engineering Office	16,000,000	16,000,000
North Manila District Engineering Office	42,000,000	42,000,000
Quezon City 2nd District Engineering Office	20,000,000	20,000,000
Region I - Ilocos	82,000,000	82,000,000

Ilocos Norte 1st District Engineering Office	82,000,000	82,000,000
Cordillera Administrative Region (CAR)	10,482,000	10,482,000

Ifugao 2nd District Engineering Office	10,482,000	10,482,000
Region II - Cagayan Valley	30,715,000	30,715,000

Batanes District Engineering Office	10,000,000	10,000,000

72	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Isabela 1st District Engineering Office	1,200,000	1,200,000
Nueva Vizcaya 2nd District Engineering Office	19,515,000	19,515,000
Region III - Central Luzon	85,500,000	85,500,000

Aurora District Engineering Office	39,500,000	39,500,000
Bataan 2nd District Engineering Office	30,000,000	30,000,000
Bulacan 1st District Engineering Office	16,000,000	16,000,000
Region IVA - CALABARZON	126,680,000	126,680,000

Batangas 1st District Engineering Office	89,680,000	89,680,000
Quezon 2nd District Engineering Office	15,000,000	15,000,000
Quezon 3rd District Engineering Office	7,000,000	7,000,000
Quezon 4th District Engineering Office	15,000,000	15,000,000
Region IVB - MIMAROPA	91,400,000	91,400,000

Palawan 1st District Engineering Office	7,000,000	7,000,000
Palawan 2nd District Engineering Office	55,400,000	55,400,000
Palawan 3rd District Engineering Office	29,000,000	29,000,000
Region V - Bicol	67,000,000	67,000,000

Camarines Sur 4th District Engineering Office	25,000,000	25,000,000
Catanduanes District Engineering Office	20,000,000	20,000,000
Masbate 1st District Engineering Office	10,000,000	10,000,000
Sorsogon 2nd District Engineering Office	12,000,000	12,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	73
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	644,156,000	644,156,000

Antique District Engineering Office	248,865,000	248,865,000
Guimaras District Engineering Office	45,000,000	45,000,000
Iloilo 1st District Engineering Office	12,000,000	12,000,000
Iloilo 3rd District Engineering Office	196,791,000	196,791,000
Iloilo 4th District Engineering Office	38,500,000	38,500,000
Negros Occidental 1st District Engineering Office	66,000,000	66,000,000
Negros Occidental 2nd District Engineering Office	37,000,000	37,000,000
Region VII - Central Visayas	102,050,000	102,050,000

Cebu 6th District Engineering Office	15,000,000	15,000,000
Cebu 7th District Engineering Office	25,050,000	25,050,000
Cebu City District Engineering Office	52,000,000	52,000,000
Negros Oriental 1st District Engineering Office	10,000,000	10,000,000
Region X - Northern Mindanao	119,660,000	119,660,000

Bukidnon 2nd District Engineering Office	1,500,000	1,500,000
Bukidnon 3rd District Engineering Office	41,000,000	41,000,000
Lanao del Norte 1st District Engineering Office	4,800,000	4,800,000
Lanao del Norte 2nd District Engineering Office	24,360,000	24,360,000
Misamis Occidental District Engineering Office	8,000,000	8,000,000
Misamis Oriental 1st District Engineering Office	30,000,000	30,000,000
Misamis Oriental 2nd District Engineering Office	10,000,000	10,000,000

74	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI - Davao	141,500,000	141,500,000

Davao Oriental 1st District Engineering Office	61,500,000	61,500,000
Davao Oriental 2nd District Engineering Office	80,000,000	80,000,000
Region XII - SOCCSKSARGEN	68,940,000	68,940,000

Sultan Kudarat 2nd District Engineering Office	68,940,000	68,940,000
Region XIII - Caraga	39,000,000	39,000,000

Agusan del Sur 2nd District Engineering Office	39,000,000	39,000,000
Widening of Permanent Bridges	12,992,738,000	12,992,738,000

Widening of Permanent Bridges	12,992,738,000	12,992,738,000

National Capital Region (NCR)	10,762,059,000	10,762,059,000

Central Office	10,762,059,000	10,762,059,000
Region I - Ilocos	388,274,000	388,274,000

Ilocos Norte 1st District Engineering Office	145,840,000	145,840,000
Ilocos Norte 2nd District Engineering Office	37,000,000	37,000,000
Ilocos Sur 2nd District Engineering Office	24,000,000	24,000,000
La Union 2nd District Engineering Office	11,434,000	11,434,000
Pangasinan 2nd District Engineering Office	170,000,000	170,000,000
Region II - Cagayan Valley	140,482,000	140,482,000

Cagayan 3rd District Engineering Office	51,482,000	51,482,000
Isabela 3rd District Engineering Office	32,000,000	32,000,000
Quirino District Engineering Office	57,000,000	57,000,000
Region IVA - CALABARZON	212,434,000	212,434,000

Cavite District Engineering Office	101,434,000	101,434,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	75
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon 2nd District Engineering Office	42,000,000	42,000,000
Quezon 4th District Engineering Office	24,000,000	24,000,000
Rizal 2nd District Engineering Office	45,000,000	45,000,000
Region IVB - MIMAROPA	143,850,000	143,850,000

Mindoro Occidental District Engineering Office	48,100,000	48,100,000
Palawan 2nd District Engineering Office	95,750,000	95,750,000
Region V - Bicol	264,175,000	264,175,000

Camarines Sur 3rd District Engineering Office	133,000,000	133,000,000
Camarines Sur 5th District Engineering Office	43,175,000	43,175,000
Masbate 2nd District Engineering Office	30,000,000	30,000,000
Masbate 3rd District Engineering Office	58,000,000	58,000,000
Region VI - Western Visayas	204,194,000	204,194,000

Aklan District Engineering Office	59,194,000	59,194,000
Capiz 1st District Engineering Office	93,000,000	93,000,000
Capiz 2nd District Engineering Office	27,000,000	27,000,000
Iloilo 1st District Engineering Office	25,000,000	25,000,000
Region VII - Central Visayas	149,000,000	149,000,000

Bohol 1st District Engineering Office	40,000,000	40,000,000
Bohol 2nd District Engineering Office	20,000,000	20,000,000
Cebu 3rd District Engineering Office	35,000,000	35,000,000
Negros Oriental 3rd District Engineering Office	54,000,000	54,000,000

76	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	206,000,000	206,000,000

Leyte 1st District Engineering Office	11,000,000	11,000,000
Leyte 4th District Engineering Office	54,000,000	54,000,000
Samar 2nd District Engineering Office	90,000,000	90,000,000
Southern Leyte 1st District Engineering Office	51,000,000	51,000,000
Region IX - Zamboanga Peninsula	36,000,000	36,000,000

Zamboanga del Norte 1st District Engineering Office	36,000,000	36,000,000
Region X - Northern Mindanao	239,500,000	239,500,000

Bukidnon 1st District Engineering Office	60,000,000	60,000,000
Bukidnon 2nd District Engineering Office	41,600,000	41,600,000
Bukidnon 3rd District Engineering Office	75,900,000	75,900,000
Camiguin District Engineering Office	10,000,000	10,000,000
Misamis Occidental District Engineering Office	37,000,000	37,000,000
Misamis Oriental 1st District Engineering Office	15,000,000	15,000,000
Region XII - SOCCSKSARGEN	99,150,000	99,150,000

Cotabato 2nd District Engineering Office	15,000,000	15,000,000
Sultan Kudarat 2nd District Engineering Office	84,150,000	84,150,000
Region XIII - Caraga	147,620,000	147,620,000

Agusan del Norte District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	23,500,000	23,500,000
Butuan City District Engineering Office	52,000,000	52,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	77
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Dinagat Islands District Engineering Office	22,120,000	22,120,000
Construction of New Bridges	3,850,945,000	3,850,945,000

Construction of New Permanent Bridges	3,850,945,000	3,850,945,000

National Capital Region (NCR)	3,550,322,000	3,550,322,000

Central Office	3,550,322,000	3,550,322,000
Region I - Ilocos	61,923,000	61,923,000

Ilocos Sur 2nd District Engineering Office	31,923,000	31,923,000
La Union 1st District Engineering Office	30,000,000	30,000,000
Region II - Cagayan Valley	11,000,000	11,000,000

Batanes District Engineering Office	11,000,000	11,000,000
Region IVB - MIMAROPA	85,000,000	85,000,000

Palawan 3rd District Engineering Office	60,000,000	60,000,000
Romblon District Engineering Office	25,000,000	25,000,000
Region V - Bicol	67,000,000	67,000,000

Albay 1st District Engineering Office	22,000,000	22,000,000
Catanduanes District Engineering Office	45,000,000	45,000,000
Region VII - Central Visayas	75,700,000	75,700,000

Negros Oriental 1st District Engineering Office	75,700,000	75,700,000
FLOOD MANAGEMENT PROGRAM	248,078,271,000	248,078,271,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	154,437,746,000	154,437,746,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	154,437,746,000	154,437,746,000

National Capital Region (NCR)	130,664,971,000	130,664,971,000

Central Office	127,344,713,000	127,344,713,000

78	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Malabon-Navotas District Engineering Office	750,000,000	750,000,000
Metro Manila 1st District Engineering Office	238,000,000	238,000,000
Metro Manila 2nd District Engineering Office	546,362,000	546,362,000
Metro Manila 3rd District Engineering Office	555,000,000	555,000,000
North Manila District Engineering Office	440,181,000	440,181,000
Quezon City 1st District Engineering Office	596,537,000	596,537,000
Quezon City 2nd District Engineering Office	164,178,000	164,178,000
South Manila District Engineering Office	30,000,000	30,000,000
Region I - Ilocos	5,729,545,000	5,729,545,000

Ilocos Norte 1st District Engineering Office	2,200,000,000	2,200,000,000
Ilocos Norte 2nd District Engineering Office	230,000,000	230,000,000
Ilocos Sur 1st District Engineering Office	110,000,000	110,000,000
Ilocos Sur 2nd District Engineering Office	230,000,000	230,000,000
La Union 1st District Engineering Office	30,000,000	30,000,000
La Union 2nd District Engineering Office	445,000,000	445,000,000
Pangasinan 1st District Engineering Office	180,000,000	180,000,000
Pangasinan 2nd District Engineering Office	75,000,000	75,000,000
Pangasinan 3rd District Engineering Office	1,541,781,000	1,541,781,000
Pangasinan 4th District Engineering Office	687,764,000	687,764,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	79
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	329,000,000	329,000,000

Abra District Engineering Office	180,000,000	180,000,000
Benguet 2nd District Engineering Office	30,000,000	30,000,000
Ifugao 1st District Engineering Office	15,000,000	15,000,000
Lower Kalinga District Engineering Office	5,000,000	5,000,000
Mountain Province 2nd District Engineering Office	55,000,000	55,000,000
Upper Kalinga District Engineering Office	44,000,000	44,000,000
Region II - Cagayan Valley	563,824,000	563,824,000

Batanes District Engineering Office	178,824,000	178,824,000
Cagayan 1st District Engineering Office	30,000,000	30,000,000
Cagayan 2nd District Engineering Office	130,000,000	130,000,000
Cagayan 3rd District Engineering Office	35,000,000	35,000,000
Isabela 4th District Engineering Office	30,000,000	30,000,000
Nueva Vizcaya District Engineering Office	100,000,000	100,000,000
Nueva Vizcaya 2nd District Engineering Office	30,000,000	30,000,000
Quirino District Engineering Office	30,000,000	30,000,000
Region III - Central Luzon	2,655,192,000	2,655,192,000

Aurora District Engineering Office	30,000,000	30,000,000
Bataan 1st District Engineering Office	30,000,000	30,000,000
Bataan 2nd District Engineering Office	390,346,000	390,346,000
Bulacan 1st District Engineering Office	656,000,000	656,000,000
Bulacan 2nd District Engineering Office	225,752,000	225,752,000
Nueva Ecija 1st District Engineering Office	291,836,000	291,836,000
Nueva Ecija 2nd District Engineering Office	60,000,000	60,000,000
Pampanga 1st District Engineering Office	200,000,000	200,000,000

80	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Pampanga 2nd District Engineering Office	30,000,000	30,000,000
Pampanga 3rd District Engineering Office	155,000,000	155,000,000
Tarlac 2nd District Engineering Office	130,000,000	130,000,000
Tarlac District Engineering Office	293,282,000	293,282,000
Zambales 1st District Engineering Office	52,976,000	52,976,000
Zambales 2nd District Engineering Office	110,000,000	110,000,000
Region IVA - CALABARZON	3,125,117,000	3,125,117,000

Batangas 1st District Engineering Office	125,000,000	125,000,000
Batangas 2nd District Engineering Office	85,000,000	85,000,000
Batangas 4th District Engineering Office	150,000,000	150,000,000
Cavite 2nd District Engineering Office	267,869,000	267,869,000
Cavite District Engineering Office	115,000,000	115,000,000
Cavite Third District Engineering Office	100,000,000	100,000,000
Laguna 1st District Engineering Office	30,000,000	30,000,000
Laguna 2nd District Engineering Office	637,248,000	637,248,000
Laguna 3rd District Engineering Office	70,000,000	70,000,000
Quezon 1st District Engineering Office	30,000,000	30,000,000
Quezon 2nd District Engineering Office	50,000,000	50,000,000
Quezon 3rd District Engineering Office	130,000,000	130,000,000
Quezon 4th District Engineering Office	180,000,000	180,000,000
Rizal 1st District Engineering Office	1,145,000,000	1,145,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	81
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 2nd District Engineering Office	10,000,000	10,000,000
Region IVB - MIMAROPA	1,273,101,000	1,273,101,000

Marinduque District Engineering Office	265,000,000	265,000,000
Mindoro Occidental District Engineering Office	30,000,000	30,000,000
Mindoro Oriental District Engineering Office	360,000,000	360,000,000
Palawan 1st District Engineering Office	30,000,000	30,000,000
Palawan 2nd District Engineering Office	140,000,000	140,000,000
Palawan 3rd District Engineering Office	30,000,000	30,000,000
Romblon District Engineering Office	298,101,000	298,101,000
Southern Mindoro District Engineering Office	120,000,000	120,000,000
Region V - Bicol	2,107,081,000	2,107,081,000

Albay 1st District Engineering Office	15,000,000	15,000,000
Albay 2nd District Engineering Office	631,859,000	631,859,000
Albay 3rd District Engineering Office	10,000,000	10,000,000
Camarines Norte District Engineering Office	130,000,000	130,000,000
Camarines Sur 3rd District Engineering Office	61,000,000	61,000,000
Camarines Sur 4th District Engineering Office	153,164,000	153,164,000
Camarines Sur 5th District Engineering Office	30,000,000	30,000,000
Catanduanes District Engineering Office	440,000,000	440,000,000
Masbate 1st District Engineering Office	327,362,000	327,362,000

82	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Masbate 2nd District Engineering Office	50,000,000	50,000,000
Masbate 3rd District Engineering Office	205,696,000	205,696,000
Sorsogon 2nd District Engineering Office	30,000,000	30,000,000
Sorsogon District Engineering Office	23,000,000	23,000,000
Region VI - Western Visayas	1,745,425,000	1,745,425,000

Aklan District Engineering Office	45,000,000	45,000,000
Antique District Engineering Office	30,000,000	30,000,000
Bacolod City District Engineering Office	316,564,000	316,564,000
Capiz 1st District Engineering Office	130,000,000	130,000,000
Capiz 2nd District Engineering Office	15,000,000	15,000,000
Guimaras District Engineering Office	60,000,000	60,000,000
Iloilo 1st District Engineering Office	251,783,000	251,783,000
Iloilo 2nd District Engineering Office	160,500,000	160,500,000
Iloilo 3rd District Engineering Office	80,000,000	80,000,000
Iloilo 4th District Engineering Office	60,000,000	60,000,000
Iloilo City District Engineering Office	30,000,000	30,000,000
Negros Occidental 1st District Engineering Office	458,399,000	458,399,000
Negros Occidental 3rd District Engineering Office	30,000,000	30,000,000
Negros Occidental 4th District Engineering Office	78,179,000	78,179,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	83
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VII - Central Visayas	1,345,543,000	1,345,543,000

Bohol 1st District Engineering Office	30,000,000	30,000,000
Bohol 2nd District Engineering Office	30,000,000	30,000,000
Bohol 3rd District Engineering Office	30,000,000	30,000,000
Cebu 1st District Engineering Office	150,000,000	150,000,000
Cebu 3rd District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	30,000,000	30,000,000
Cebu 7th District Engineering Office	235,000,000	235,000,000
Cebu City District Engineering Office	212,355,000	212,355,000
Negros Oriental 1st District Engineering Office	228,188,000	228,188,000
Negros Oriental 2nd District Engineering Office	80,000,000	80,000,000
Negros Oriental 3rd District Engineering Office	260,000,000	260,000,000
Siquijor District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	1,593,900,000	1,593,900,000

Biliran District Engineering Office	650,000,000	650,000,000
Leyte 1st District Engineering Office	400,000,000	400,000,000
Leyte 2nd District Engineering Office	15,000,000	15,000,000
Leyte 3rd District Engineering Office	150,000,000	150,000,000
Leyte 4th District Engineering Office	50,000,000	50,000,000
Northern Samar 1st District Engineering Office	55,000,000	55,000,000
Samar 2nd District Engineering Office	133,900,000	133,900,000

84	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Southern Leyte 1st District Engineering Office	115,000,000	115,000,000
Tacloban City District Engineering Office	25,000,000	25,000,000
Region IX - Zamboanga Peninsula	532,332,000	532,332,000

Isabela City District Engineering Office	50,000,000	50,000,000
Zamboanga del Norte 1st District Engineering Office	48,932,000	48,932,000
Zamboanga del Norte 2nd District Engineering Office	30,000,000	30,000,000
Zamboanga del Norte 3rd District Engineering Office	15,000,000	15,000,000
Zamboanga del Norte 4th District Engineering Office	15,000,000	15,000,000
Zamboanga del Sur 1st District Engineering Office	133,400,000	133,400,000
Zamboanga del Sur 2nd District Engineering Office	180,000,000	180,000,000
Zamboanga Sibugay 1st District Engineering Office	30,000,000	30,000,000
Zamboanga Sibugay 2nd District Engineering Office	30,000,000	30,000,000
Region X - Northern Mindanao	1,255,718,000	1,255,718,000

Bukidnon 1st District Engineering Office	25,000,000	25,000,000
Bukidnon 2nd District Engineering Office	50,000,000	50,000,000
Bukidnon 3rd District Engineering Office	100,000,000	100,000,000
Cagayan de Oro City 1st District Engineering Office	43,000,000	43,000,000
Cagayan de Oro City 2nd District Engineering Office	60,000,000	60,000,000
Camiguin District Engineering Office	30,000,000	30,000,000
Iligan City District Engineering Office	130,000,000	130,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	85
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lanao del Norte 1st District Engineering Office	230,000,000	230,000,000
Lanao del Norte 2nd District Engineering Office	30,000,000	30,000,000
Misamis Occidental 1st District Engineering Office	272,718,000	272,718,000
Misamis Occidental 2nd District Engineering Office	40,000,000	40,000,000
Misamis Oriental 1st District Engineering Office	30,000,000	30,000,000
Misamis Oriental 2nd District Engineering Office	215,000,000	215,000,000
Region XI - Davao	175,000,000	175,000,000

Davao de Oro 2nd District Engineering Office	15,000,000	15,000,000
Davao del Sur District Engineering Office	110,000,000	110,000,000
Davao Oriental 1st District Engineering Office	50,000,000	50,000,000
Region XII - SOCCSKSARGEN	996,997,000	996,997,000

Cotabato 1st District Engineering Office	15,000,000	15,000,000
Cotabato 2nd District Engineering Office	389,000,000	389,000,000
Sarangani District Engineering Office	200,000,000	200,000,000
South Cotabato 1st District Engineering Office	49,000,000	49,000,000
South Cotabato 2nd District Engineering Office	343,997,000	343,997,000
Region XIII - Caraga	345,000,000	345,000,000

Agusan del Norte District Engineering Office	30,000,000	30,000,000
Agusan del Sur 1st District Engineering Office	70,000,000	70,000,000
Agusan del Sur 2nd District Engineering Office	30,000,000	30,000,000
Butuan City District Engineering Office	45,000,000	45,000,000

86	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Dinagat Islands District Engineering Office	30,000,000	30,000,000
Surigao del Norte 2nd District Engineering Office	30,000,000	30,000,000
Surigao del Sur 1st District Engineering Office	30,000,000	30,000,000
Surigao del Sur 2nd District Engineering Office	80,000,000	80,000,000
Construction/ Rehabilitation of Flood Mitigation Facilities within Major River Basins and Principal Rivers	93,640,525,000	93,640,525,000

Construction/ Rehabilitation of Flood Mitigation Facilities within Major River Basins and Principal Rivers	93,640,525,000	93,640,525,000

National Capital Region (NCR)	85,686,598,000	85,686,598,000

Central Office	85,396,318,000	85,396,318,000
Quezon City 2nd District Engineering Office	290,280,000	290,280,000
Region I - Ilocos	2,070,000,000	2,070,000,000

Ilocos Norte 1st District Engineering Office	1,065,000,000	1,065,000,000
Ilocos Sur 1st District Engineering Office	50,000,000	50,000,000
La Union 1st District Engineering Office	120,000,000	120,000,000
Pangasinan 2nd District Engineering Office	100,000,000	100,000,000
Pangasinan 3rd District Engineering Office	200,000,000	200,000,000
Pangasinan 4th District Engineering Office	535,000,000	535,000,000
Cordillera Administrative Region (CAR)	617,487,000	617,487,000

Apayao 1st District Engineering Office	12,000,000	12,000,000
Apayao 2nd District Engineering Office	78,200,000	78,200,000
Baguio City District Engineering Office	60,000,000	60,000,000
Benguet 2nd District Engineering Office	139,000,000	139,000,000
Lower Kalinga District Engineering Office	105,000,000	105,000,000
Mountain Province 2nd District Engineering Office	30,000,000	30,000,000
Mountain Province First District Engineering Office	160,287,000	160,287,000
Upper Kalinga District Engineering Office	33,000,000	33,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	87
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region II - Cagayan Valley	315,000,000	315,000,000

Cagayan 1st District Engineering Office	150,000,000	150,000,000
Isabela 3rd District Engineering Office	100,000,000	100,000,000
Quirino District Engineering Office	65,000,000	65,000,000
Region III - Central Luzon	1,089,882,000	1,089,882,000

Bulacan 2nd District Engineering Office	264,882,000	264,882,000
Nueva Ecija 1st District Engineering Office	290,000,000	290,000,000
Nueva Ecija 2nd District Engineering Office	120,000,000	120,000,000
Pampanga 1st District Engineering Office	100,000,000	100,000,000
Tarlac District Engineering Office	65,000,000	65,000,000
Zambales 1st District Engineering Office	250,000,000	250,000,000
Region IVA - CALABARZON	1,160,000,000	1,160,000,000

Cavite 2nd District Engineering Office	80,000,000	80,000,000
Cavite District Engineering Office	80,000,000	80,000,000
Cavite 3rd District Engineering Office	100,000,000	100,000,000
Laguna 1st District Engineering Office	100,000,000	100,000,000
Quezon 1st District Engineering Office	750,000,000	750,000,000
Quezon 4th District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	421,271,000	421,271,000

Mindoro Oriental District Engineering Office	40,000,000	40,000,000
Palawan 2nd District Engineering Office	168,497,000	168,497,000
Palawan 3rd District Engineering Office	50,000,000	50,000,000
Southern Mindoro District Engineering Office	162,774,000	162,774,000
Region V - Bicol	139,900,000	139,900,000

Albay 1st District Engineering Office	139,900,000	139,900,000
Region VI - Western Visayas	234,750,000	234,750,000

Capiz 2nd District Engineering Office	42,750,000	42,750,000

88	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Iloilo 2nd District Engineering Office	102,000,000	102,000,000
Iloilo 4th District Engineering Office	90,000,000	90,000,000
Region VII - Central Visayas	326,139,000	326,139,000

Cebu City District Engineering Office	50,000,000	50,000,000
Negros Oriental 3rd District Engineering Office	276,139,000	276,139,000
Region VIII - Eastern Visayas	483,737,000	483,737,000

Leyte 1st District Engineering Office	15,000,000	15,000,000
Leyte 3rd District Engineering Office	15,000,000	15,000,000
Leyte 4th District Engineering Office	15,000,000	15,000,000
Northern Samar 2nd District Engineering Office	255,000,000	255,000,000
Samar 1st District Engineering Office	153,737,000	153,737,000
Samar 2nd District Engineering Office	30,000,000	30,000,000
Region IX - Zamboanga Peninsula	488,761,000	488,761,000

Zamboanga del Norte 4th District Engineering Office	150,000,000	150,000,000
Zamboanga del Sur 1st District Engineering Office	90,000,000	90,000,000
Zamboanga del Sur 2nd District Engineering Office	50,000,000	50,000,000
Zamboanga Sibugay 1st District Engineering Office	198,761,000	198,761,000
Region X - Northern Mindanao	150,000,000	150,000,000

Misamis Oriental 1st District Engineering Office	50,000,000	50,000,000
Misamis Oriental 2nd District Engineering Office	100,000,000	100,000,000
Region XI - Davao	85,000,000	85,000,000

Davao del Sur District Engineering Office	55,000,000	55,000,000
Davao Oriental 1st District Engineering Office	15,000,000	15,000,000
Davao Oriental 2nd District Engineering Office	15,000,000	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	89
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XII - SOCCSKSARGEN	302,000,000	302,000,000

Cotabato 1st District Engineering Office	15,000,000	15,000,000
Cotabato 2nd District Engineering Office	42,000,000	42,000,000
Cotabato 3rd District Engineering Office	30,000,000	30,000,000
Sarangani District Engineering Office	95,000,000	95,000,000
South Cotabato 1st District Engineering Office	30,000,000	30,000,000
South Cotabato 2nd District Engineering Office	30,000,000	30,000,000
Sultan Kudarat 1st District Engineering Office	30,000,000	30,000,000
Sultan Kudarat 2nd District Engineering Office	30,000,000	30,000,000
Region XIII - Caraga	70,000,000	70,000,000

Agusan del Sur 1st District Engineering Office	70,000,000	70,000,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM	504,026,522,850	504,026,522,000

Rehabilitation of Disaster-Related Infrastructure and Other Facilities	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
Construction/ Improvement of Access Roads leading to Airports	1,098,000,000	1,098,000,000

Construction/ Improvement of Access Roads leading to Airports	1,098,000,000	1,098,000,000

National Capital Region (NCR)	878,000,000	878,000,000

Central Office	878,000,000	878,000,000
Region II - Cagayan Valley	100,000,000	100,000,000

Cagayan 1st District Engineering Office	50,000,000	50,000,000
Isabela 3rd District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	20,000,000	20,000,000

Palawan 1st District Engineering Office	20,000,000	20,000,000
Region VIII - Eastern Visayas	100,000,000	100,000,000

Leyte 4th District Engineering Office	100,000,000	100,000,000

90	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Construction/ Improvement of Access Roads Leading to Seaports	2,633,477,000	2,633,477,000

Construction/ Improvement of Access Roads Leading to Seaports	2,633,477,000	2,633,477,000

National Capital Region (NCR)	2,585,277,000	2,585,277,000

Central Office	2,585,277,000	2,585,277,000
Region II - Cagayan Valley	25,000,000	25,000,000

Batanes District Engineering Office	25,000,000	25,000,000
Region XIII - Caraga	23,200,000	23,200,000

Surigao del Norte 2nd District Engineering Office	23,200,000	23,200,000
Construction/Improvement of Access Roads leading to Declared Tourism Destinations	6,107,767,000	6,107,767,000

Construction/Improvement of Access Roads leading to Declared Tourism Destinations	6,107,767,000	6,107,767,000

National Capital Region (NCR)	1,991,359,000	1,991,359,000

Central Office	1,991,359,000	1,991,359,000
Region I - Ilocos	500,000,000	500,000,000

Ilocos Norte 1st District Engineering Office	140,000,000	140,000,000
Ilocos Norte 2nd District Engineering Office	20,000,000	20,000,000
Ilocos Sur 1st District Engineering Office	5,000,000	5,000,000
Ilocos Sur 2nd District Engineering Office	40,000,000	40,000,000
La Union 1st District Engineering Office	30,000,000	30,000,000
La Union 2nd District Engineering Office	40,000,000	40,000,000
Pangasinan 1st District Engineering Office	40,000,000	40,000,000
Pangasinan 2nd District Engineering Office	15,000,000	15,000,000
Pangasinan 3rd District Engineering Office	10,000,000	10,000,000
Pangasinan 4th District Engineering Office	160,000,000	160,000,000
Cordillera Administrative Region (CAR)	321,220,000	321,220,000

Abra District Engineering Office	15,000,000	15,000,000
Apayao 1st District Engineering Office	25,000,000	25,000,000
Apayao 2nd District Engineering Office	59,658,000	59,658,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	91
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Benguet 1st District Engineering Office	38,720,000	38,720,000
Benguet 2nd District Engineering Office	30,000,000	30,000,000
Ifugao 1st District Engineering Office	40,000,000	40,000,000
Ifugao 2nd District Engineering Office	10,000,000	10,000,000
Lower Kalinga District Engineering Office	20,000,000	20,000,000
Mountain Province 2nd District Engineerimg Office	20,000,000	20,000,000
Mountain Province First District Engineerimg Office	47,842,000	47,842,000
Upper Kalinga District Engineerimg Office	15,000,000	15,000,000
Region II - Cagayan Valley	352,047,000	352,047,000

Batanes District Engineering Office	10,000,000	10,000,000
Cagayan 1st District Engineering Office	110,000,000	110,000,000
Cagayan 2nd District Engineering Office	83,500,000	83,500,000
Cagayan 3rd District Engineering Office	37,500,000	37,500,000
Nueva Vizcaya District Engineering Office	10,000,000	10,000,000
Quirino District Engineering Office	101,047,000	101,047,000
Region III - Central Luzon	175,413,000	175,413,000

Aurora District Engineering Office	15,000,000	15,000,000
Bataan 1st District Engineering Office	5,000,000	5,000,000
Bataan 2nd District Engineering Office	10,000,000	10,000,000
Nueva Ecija 1st District Engineering Office	10,000,000	10,000,000
Nueva Ecija 2nd District Engineering Office	55,413,000	55,413,000
Tarlac 2nd District Engineering Office	10,000,000	10,000,000
Tarlac District Engineering Office	70,000,000	70,000,000
Region IVA - CALABARZON	225,500,000	225,500,000

Batangas 3rd District Engineering Office	72,000,000	72,000,000
Quezon 1st District Engineering Office	20,000,000	20,000,000
Quezon 4th District Engineering Office	133,500,000	133,500,000

92	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVB - MIMAROPA	265,000,000	265,000,000

Mindoro Occidental District Engineering Office	30,000,000	30,000,000
Palawan 1st District Engineering Office	95,000,000	95,000,000
Palawan 2nd District Engineering Office	75,000,000	75,000,000
Romblon District Engineering Office	35,000,000	35,000,000
Southern Mindoro District Engineering Office	30,000,000	30,000,000
Region V - Bicol	262,900,000	262,900,000

Albay 2nd District Engineering Office	32,900,000	32,900,000
Albay 3rd District Engineering Office	15,000,000	15,000,000
Camarines Norte District Engineering Office	10,000,000	10,000,000
Camarines Sur 2nd District Engineering Office	30,000,000	30,000,000
Camarines Sur 3rd District Engineering Office	5,000,000	5,000,000
Catanduanes District Engineering Office	5,000,000	5,000,000
Masbate 1st District Engineering Office	10,000,000	10,000,000
Masbate 2nd District Engineering Office	20,000,000	20,000,000
Masbate 3rd District Engineering Office	40,000,000	40,000,000
Sorsogon 2nd District Engineering Office	60,000,000	60,000,000
Sorsogon District Engineering Office	35,000,000	35,000,000
Region VI - Western Visayas	237,480,000	237,480,000

Antique District Engineering Office	30,000,000	30,000,000
Bacolod City District Engineering Office	10,000,000	10,000,000
Capiz 2nd District Engineering Office	42,480,000	42,480,000
Guimaras District Engineering Office	20,000,000	20,000,000
Iloilo 1st District Engineering Office	60,000,000	60,000,000
Iloilo 2nd District Engineering Office	10,000,000	10,000,000
Iloilo 4th District Engineering Office	20,000,000	20,000,000
Negros Occidental 1st District Engineering Office	25,000,000	25,000,000
Negros Occidental 2nd District Engineering Office	20,000,000	20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	93
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VII - Central Visayas	509,585,000	509,585,000

Bohol 1st District Engineering Office	50,795,000	50,795,000
Bohol 2nd District Engineering Office	69,510,000	69,510,000
Bohol 3rd District Engineering Office	58,580,000	58,580,000
Cebu 3rd District Engineering Office	20,000,000	20,000,000
Cebu 5th District Engineering Office	80,000,000	80,000,000
Cebu 7th District Engineering Office	15,000,000	15,000,000
Negros Oriental 2nd District Engineering Office	90,700,000	90,700,000
Negros Oriental 3rd District Engineering Office	80,000,000	80,000,000
Siquijor District Engineering Office	45,000,000	45,000,000
Region VIII - Eastern Visayas	293,814,000	293,814,000

Biliran District Engineering Office	109,814,000	109,814,000
Eastern Samar District Engineering Office	10,000,000	10,000,000
Leyte 1st District Engineering Office	10,000,000	10,000,000
Leyte 4th District Engineering Office	34,000,000	34,000,000
Leyte 5th District Engineering Office	5,000,000	5,000,000
Northern Samar 1st District Engineering Office	20,000,000	20,000,000
Northern Samar 2nd District Engineering Office	50,000,000	50,000,000
Samar 1st District Engineering Office	20,000,000	20,000,000
Samar 2nd District Engineering Office	20,000,000	20,000,000
Southern Leyte 1st District Engineering Office	15,000,000	15,000,000
Region IX - Zamboanga Peninsula	320,949,000	320,949,000

Zamboanga del Norte 1st District Engineering Office	43,310,000	43,310,000
Zamboanga del Norte 2nd District Engineering Office	70,000,000	70,000,000
Zamboanga del Norte 3rd District Engineering Office	17,000,000	17,000,000

94	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Zamboanga del Sur 1st District Engineering Office	60,000,000	60,000,000
Zamboanga del Sur 2nd District Engineering Office	30,000,000	30,000,000
Zamboanga Sibugay 1st District Engineering Office	38,000,000	38,000,000
Zamboanga Sibugay 2nd District Engineering Office	62,639,000	62,639,000
Region X - Northern Mindanao	35,000,000	35,000,000

Bukidnon 3rd District Engineering Office	5,000,000	5,000,000
Lanao del Norte 1st District Engineering Office	20,000,000	20,000,000
Misamis Oriental 1st District Engineering Office	10,000,000	10,000,000
Region XI - Davao	145,000,000	145,000,000

Davao de Oro 2nd District Engineering Office	5,000,000	5,000,000
Davao del Sur District Engineering Office	45,000,000	45,000,000
Davao Occidental District Engineering Office	30,000,000	30,000,000
Davao Oriental 1st District Engineering Office	35,000,000	35,000,000
Davao Oriental 2nd District Engineering Office	30,000,000	30,000,000
Region XII - SOCCSKSARGEN	179,000,000	179,000,000

Cotabato 1st District Engineering Office	20,000,000	20,000,000
Cotabato 2nd District Engineering Office	30,000,000	30,000,000
Cotabato 3rd District Engineering Office	20,000,000	20,000,000
Sarangani District Engineering Office	48,800,000	48,800,000
South Cotabato 2nd District Engineering Office	50,200,000	50,200,000
Sultan Kudarat 2nd District Engineering Office	10,000,000	10,000,000
Region XIII - Caraga	293,500,000	293,500,000

Agusan del Norte District Engineering Office	25,000,000	25,000,000
Agusan del Sur 1st District Engineering Office	20,000,000	20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	95
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Agusan del Sur 2nd District Engineering Office	20,000,000	20,000,000
Butuan City District Engineering Office	46,500,000	46,500,000
Dinagat Islands District Engineering Office	35,000,000	35,000,000
Surigao del Norte 2nd District Engineering Office	25,000,000	25,000,000
Surigao del Sur 1st District Engineering Office	50,000,000	50,000,000
Surigao del Sur 2nd District Engineering Office	72,000,000	72,000,000
Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones	5,583,560,000	5,583,560,000

Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones (Roads Leveraging Linkages for Industry and Trade Infrastructure Program - ROLL-IT)	5,583,560,000	5,583,560,000

National Capital Region (NCR)	1,988,895,000	1,988,895,000

Central Office	1,928,895,000	1,928,895,000
Metro Manila 3rd District Engineering Office	60,000,000	60,000,000
Region I - Ilocos	138,100,000	138,100,000

Ilocos Norte 1st District Engineering Office	37,500,000	37,500,000
Ilocos Sur 1st District Engineering Office	15,600,000	15,600,000
Ilocos Sur 2nd District Engineering Office	20,000,000	20,000,000
La Union 2nd District Engineering Office	45,000,000	45,000,000
Pangasinan 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	10,000,000	10,000,000
Cordillera Administrative Region (CAR)	529,294,000	529,294,000

Abra District Engineering Office	85,000,000	85,000,000
Apayao 1st District Engineering Office	45,000,000	45,000,000
Apayao 2nd District Engineering Office	95,000,000	95,000,000
Benguet 1st District Engineering Office	35,000,000	35,000,000
Benguet 2nd District Engineering Office	40,000,000	40,000,000
Ifugao 1st District Engineering Office	5,000,000	5,000,000
Ifugao 2nd District Engineering Office	15,000,000	15,000,000

96	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Lower Kalinga District Engineering Office	40,000,000	40,000,000
Mountain Province 2nd District Engineering Office	53,294,000	53,294,000
Mountain Province First District Engineering Office	70,000,000	70,000,000
Upper Kalinga District Engineering Office	46,000,000	46,000,000
Region II - Cagayan Valley	452,320,000	452,320,000

Cagayan 1st District Engineering Office	85,000,000	85,000,000
Cagayan 2nd District Engineering Office	225,320,000	225,320,000
Cagayan 3rd District Engineering Office	15,000,000	15,000,000
Isabela 3rd District Engineering Office	25,000,000	25,000,000
Isabela 4th District Engineering Office	40,000,000	40,000,000
Nueva Vizcaya 2nd District Engineering Office	10,000,000	10,000,000
Nueva Vizcaya District Engineering Office	5,000,000	5,000,000
Quirino District Engineering Office	47,000,000	47,000,000
Region III - Central Luzon	60,000,000	60,000,000

Bataan 2nd District Engineering Office	25,000,000	25,000,000
Bulacan 1st District Engineering Office	15,000,000	15,000,000
Pampanga 3rd District Engineering Office	20,000,000	20,000,000
Region IVA - CALABARZON	105,000,000	105,000,000

Batangas 3rd District Engineering Office	5,000,000	5,000,000
Quezon 4th District Engineering Office	100,000,000	100,000,000
Region IVB - MIMAROPA	105,000,000	105,000,000

Palawan 1st District Engineering Office	75,000,000	75,000,000
Palawan 2nd District Engineering Office	30,000,000	30,000,000
Region V - Bicol	67,500,000	67,500,000

Albay 2nd District Engineering Office	5,000,000	5,000,000
Albay 3rd District Engineering Office	15,000,000	15,000,000
Camarines Norte District Engineering Office	5,000,000	5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	97
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Camarines Sur 2nd District Engineering Office	12,500,000	12,500,000
Masbate 2nd District Engineering Office	30,000,000	30,000,000
Region VI - Western Visayas	130,000,000	130,000,000

Aklan District Engineering Office	30,000,000	30,000,000
Antique District Engineering Office	15,000,000	15,000,000
Bacolod City District Engineering Office	25,000,000	25,000,000
Capiz 2nd District Engineering Office	30,000,000	30,000,000
Iloilo 2nd District Engineering Office	20,000,000	20,000,000
Iloilo 3rd District Engineering Office	10,000,000	10,000,000
Region VII - Central Visayas	312,500,000	312,500,000

Bohol 1st District Engineering Office	80,000,000	80,000,000
Bohol 2nd District Engineering Office	55,000,000	55,000,000
Bohol 3rd District Engineering Office	75,000,000	75,000,000
Cebu 3rd District Engineering Office	40,000,000	40,000,000
Cebu 5th District Engineering Office	12,500,000	12,500,000
Negros Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	95,000,000	95,000,000

Biliran District Engineering Office	90,000,000	90,000,000
Southern Leyte 1st District Engineering Office	5,000,000	5,000,000
Region IX - Zamboanga Peninsula	276,690,000	276,690,000

Zamboanga del Norte 1st District Engineering Office	56,690,000	56,690,000
Zamboanga del Norte 2nd District Engineering Office	65,000,000	65,000,000
Zamboanga del Norte 3rd District Engineering Office	40,000,000	40,000,000
Zamboanga del Sur 1st District Engineering Office	15,000,000	15,000,000
Zamboanga Sibugay 1st District Engineering Office	60,000,000	60,000,000

98	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Zamboanga Sibugay 2nd District Engineering Office	40,000,000	40,000,000
Region X - Northern Mindanao	30,000,000	30,000,000

Bukidnon 3rd District Engineering Office	10,000,000	10,000,000
Lanao del Norte 1st District Engineering Office	15,000,000	15,000,000
Lanao del Norte 2nd District Engineering Office	5,000,000	5,000,000
Region XI - Davao	249,195,000	249,195,000

Davao de Oro 2nd District Engineering Office	50,000,000	50,000,000
Davao del Sur District Engineering Office	64,875,000	64,875,000
Davao Oriental 1st District Engineering Office	51,820,000	51,820,000
Davao Oriental 2nd District Engineering Office	82,500,000	82,500,000
Region XII - SOCCSKSARGEN	825,531,000	825,531,000

Cotabato 1st District Engineering Office	187,841,000	187,841,000
Cotabato 3rd District Engineering Office	225,960,000	225,960,000
Sarangani District Engineering Office	30,000,000	30,000,000
South Cotabato 1st District Engineering Office	170,230,000	170,230,000
South Cotabato 2nd District Engineering Office	65,000,000	65,000,000
Sultan Kudarat 1st District Engineering Office	71,500,000	71,500,000
Sultan Kudarat 2nd District Engineering Office	75,000,000	75,000,000
Region XIII - Caraga	218,535,000	218,535,000

Agusan del Sur 1st District Engineering Office	60,000,000	60,000,000
Agusan del Sur 2nd District Engineering Office	70,000,000	70,000,000
Butuan City District Engineering Office	12,500,000	12,500,000
Dinagat Islands District Engineering Office	38,335,000	38,335,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	99
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Surigao del Sur 2nd District Engineering Office	37,700,000	37,700,000
Construction/Rehabilitation of Water Supply/ Septage and Sewerage/ Rain Water Collector Systems	2,596,677,000	2,596,677,000

Construction/Rehabilitation of Water Supply/ Septage and Sewerage/ Rain Water Collector Systems	2,596,677,000	2,596,677,000

National Capital Region (NCR)	1,999,677,000	1,999,677,000

Central Office	1,999,677,000	1,999,677,000
Region I - Ilocos	15,000,000	15,000,000

Ilocos Norte 1st District Engineering Office	5,000,000	5,000,000
Pangasinan 3rd District Engineering Office	10,000,000	10,000,000
Cordillera Administrative Region (CAR)	40,000,000	40,000,000

Ifugao 1st District Engineering Office	40,000,000	40,000,000
Region II - Cagayan Valley	142,000,000	142,000,000

Isabela 1st District Engineering Office	10,000,000	10,000,000
Nueva Vizcaya District Engineering Office	32,000,000	32,000,000
Quirino District Engineering Office	100,000,000	100,000,000
Region IVA - CALABARZON	32,000,000	32,000,000

Batangas 1st District Engineering Office	32,000,000	32,000,000
Region V - Bicol	126,000,000	126,000,000

Masbate 2nd District Engineering Office	126,000,000	126,000,000
Region VIII - Eastern Visayas	35,000,000	35,000,000

Biliran District Engineering Office	25,000,000	25,000,000
Eastern Samar District Engineering Office	5,000,000	5,000,000
Leyte 1st District Engineering Office	5,000,000	5,000,000
Region XI - Davao	179,000,000	179,000,000

Davao de Oro 1st District Engineering Office	20,000,000	20,000,000
Davao del Sur District Engineering Office	20,000,000	20,000,000
Davao Oriental 1st District Engineering Office	139,000,000	139,000,000
Region XII - SOCCSKSARGEN	10,000,000	10,000,000

South Cotabato 2nd District Engineering Office	10,000,000	10,000,000

100	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga	18,000,000	18,000,000

Dinagat Islands District Engineering Office	10,000,000	10,000,000
Surigao del Sur 1st District Engineering Office	8,000,000	8,000,000
Construction/Improvement of Various Infrastructure in Support of National Security	5,731,500,000	5,731,500,000

Construction/Improvement of Various Infrastructures in Support of National Security (Tatag ng Imprastraktura para sa Kapayapaan at Seguridad Program - TIKAS)	5,731,500,000	5,731,500,000

National Capital Region (NCR)	5,731,500,000	5,731,500,000

Central Office	5,731,500,000	5,731,500,000
Construction/Improvement of Access Roads leading to Railway Stations (Kalsada Tungo sa Paliparan, Riles at Daungan Program - KATUPARAN)	62,350,000	62,350,000

Construction/Improvement of Access Roads leading to Railway Stations	62,350,000	62,350,000

National Capital Region (NCR)	12,350,000	12,350,000

Central Office	12,350,000	12,350,000
Region V - Bicol	50,000,000	50,000,000

Camarines Sur 3rd District Engineering Office	50,000,000	50,000,000
Construction/Rehabilitation/Improvement of Facilities for Persons with Disabilities (PWD) and Elderlies/Senior Citizens, including Gender-Responsive Facilities	480,000,000	480,000,000

Construction/Rehabilitation/Improvement of Facilities for Persons with Disabilities (PWD) and Elderlies/Senior Citizens, including Gender-Responsive Facilities	480,000,000	480,000,000

National Capital Region (NCR)	480,000,000	480,000,000

Central Office	480,000,000	480,000,000
Special Road Fund - Motor Vehicle User’s Charge (MVUC) as per R.A. 11239	34,748,020,000	34,748,020,000

Special Road Fund - Motor Vehicle User’s Charge (MVUC) as per R.A. 11239	34,748,020,000	34,748,020,000

National Capital Region (NCR)	23,420,933,000	23,420,933,000

Central Office	21,871,522,000	21,871,522,000
Metro Manila 1st District Engineering Office	278,282,000	278,282,000
Metro Manila 2nd District Engineering Office	73,508,000	73,508,000
Metro Manila 3rd District Engineering Office	652,800,000	652,800,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	101
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

North Manila District Engineering Office	50,000,000	50,000,000
Quezon City 1st District Engineering Office	1,000,000	1,000,000
South Manila District Engineering Office	493,821,000	493,821,000
Region I - Ilocos	741,242,000	741,242,000

Ilocos Norte 2nd District Engineering Office	150,417,000	150,417,000
Ilocos Sur 2nd District Engineering Office	8,000,000	8,000,000
La Union 1st District Engineering Office	60,000,000	60,000,000
La Union 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 1st District Engineering Office	350,000,000	350,000,000
Pangasinan 2nd District Engineering Office	71,105,000	71,105,000
Pangasinan 3rd District Engineering Office	50,880,000	50,880,000
Pangasinan 4th District Engineering Office	840,000	840,000
Cordillera Administrative Region (CAR)	576,500,000	576,500,000

Apayao 2nd District Engineering Office	75,000,000	75,000,000
Benguet 1st District Engineering Office	100,000,000	100,000,000
Benguet 2nd District Engineering Office	301,500,000	301,500,000
Mountain Province First District Engineering Office	100,000,000	100,000,000
Region II - Cagayan Valley	513,000,000	513,000,000

Cagayan 1st District Engineering Office	50,000,000	50,000,000
Cagayan 3rd District Engineering Office	40,000,000	40,000,000
Isabela 4th District Engineering Office	323,000,000	323,000,000
Quirino District Engineering Office	100,000,000	100,000,000
Region III - Central Luzon	2,971,184,000	2,971,184,000

Bataan 1st District Engineering Office	150,000,000	150,000,000
Bataan 2nd District Engineering Office	90,540,000	90,540,000
Bataan 3rd District Engineering Office	800,000,000	800,000,000
Bulacan 1st District Engineering Office	500,000,000	500,000,000
Bulacan 3rd District Engineering Office	570,000,000	570,000,000
Nueva Ecija 2nd District Engineering Office	100,000,000	100,000,000
Pampanga 1st District Engineering Office	35,000,000	35,000,000

102	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Pampanga 2nd District Engineering Office	20,000,000	20,000,000
Pampanga 3rd District Engineering Office	60,000,000	60,000,000
Tarlac 2nd District Engineering Office	146,567,000	146,567,000
Tarlac District Engineering Office	159,297,000	159,297,000
Zambales 1st District Engineering Office	249,780,000	249,780,000
Zambales 2nd District Engineering Office	90,000,000	90,000,000
Region IVA - CALABARZON	1,139,277,000	1,139,277,000

Batangas 1st District Engineering Office	30,000,000	30,000,000
Batangas 2nd District Engineering Office	140,644,000	140,644,000
Batangas 3rd District Engineering Office	64,333,000	64,333,000
Batangas 4th District Engineering Office	203,000,000	203,000,000
Cavite 2nd District Engineering Office	92,741,000	92,741,000
Cavite District Engineering Office	57,340,000	57,340,000
Cavite Third District Engineering Office	20,000,000	20,000,000
Laguna 1st District Engineering Office	1,697,000	1,697,000
Laguna 3rd District Engineering Office	38,960,000	38,960,000
Quezon 1st District Engineering Office	250,000,000	250,000,000
Quezon 2nd District Engineering Office	60,000,000	60,000,000
Quezon 4th District Engineering Office	40,562,000	40,562,000
Rizal 1st District Engineering Office	140,000,000	140,000,000
Region IVB - MIMAROPA	177,822,000	177,822,000

Marinduque District Engineering Office	1,006,000	1,006,000
Mindoro Oriental District Engineering Office	28,050,000	28,050,000
Palawan 2nd District Engineering Office	25,744,000	25,744,000
Palawan 3rd District Engineering Office	36,600,000	36,600,000
Southern Mindoro District Engineering Office	86,422,000	86,422,000
Region V - Bicol	330,573,000	330,573,000

Albay 2nd District Engineering Office	40,000,000	40,000,000
Camarines Norte District Engineering Office	43,623,000	43,623,000
Camarines Sur 1st District Engineering Office	178,273,000	178,273,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	103
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Masbate 2nd District Engineering Office	68,677,000	68,677,000
Region VI - Western Visayas	1,233,519,000	1,233,519,000

Aklan District Engineering Office	176,998,000	176,998,000
Antique District Engineering Office	7,705,000	7,705,000
Bacolod City District Engineering Office	192,758,000	192,758,000
Capiz 2nd District Engineering Office	156,426,000	156,426,000
Guimaras District Engineering Office	62,000,000	62,000,000
Iloilo 1st District Engineering Office	60,000,000	60,000,000
Iloilo 2nd District Engineering Office	208,371,000	208,371,000
Iloilo 4th District Engineering Office	71,661,000	71,661,000
Iloilo City District Engineering Office	54,785,000	54,785,000
Negros Occidental 1st District Engineering Office	46,009,000	46,009,000
Negros Occidental 2nd District Engineering Office	137,954,000	137,954,000
Negros Occidental 3rd District Engineering Office	36,258,000	36,258,000
Negros Occidental 4th District Engineering Office	22,594,000	22,594,000
Region VII - Central Visayas	1,222,413,000	1,222,413,000

Bohol 1st District Engineering Office	81,858,000	81,858,000
Bohol 2nd District Engineering Office	101,141,000	101,141,000
Bohol 3rd District Engineering Office	389,916,000	389,916,000
Cebu 1st District Engineering Office	52,204,000	52,204,000
Cebu 2nd District Engineering Office	21,479,000	21,479,000
Cebu 4th District Engineering Office	118,817,000	118,817,000
Cebu 5th District Engineering Office	134,746,000	134,746,000
Cebu 6th District Engineering Office	120,000,000	120,000,000
Negros Oriental 1st District Engineering Office	1,093,000	1,093,000
Negros Oriental 2nd District Engineering Office	167,999,000	167,999,000
Negros Oriental 3rd District Engineering Office	33,160,000	33,160,000
Region VIII - Eastern Visayas	473,259,000	473,259,000

Biliran District Engineering Office	60,000,000	60,000,000
Eastern Samar District Engineering Office	470,000	470,000

104	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Leyte 1st District Engineering Office	93,814,000	93,814,000
Leyte 3rd District Engineering Office	56,592,000	56,592,000
Leyte 4th District Engineering Office	55,927,000	55,927,000
Leyte 5th District Engineering Office	93,194,000	93,194,000
Northern Samar 2nd District Engineering Office	50,000,000	50,000,000
Southern Leyte 1st District Engineering Office	49,262,000	49,262,000
Tacloban City District Engineering Office	14,000,000	14,000,000
Region IX - Zamboanga Peninsula	231,187,000	231,187,000

Zamboanga del Norte 1st District Engineering Office	125,237,000	125,237,000
Zamboanga del Norte 2nd District Engineering Office	8,230,000	8,230,000
Zamboanga del Sur 1st District Engineering Office	10,000,000	10,000,000
Zamboanga Sibugay 1st District Engineering Office	87,720,000	87,720,000
Region X - Northern Mindanao	974,880,000	974,880,000

Bukidnon 1st District Engineering Office	60,000,000	60,000,000
Bukidnon 3rd District Engineering Office	68,120,000	68,120,000
Cagayan de Oro City 1st District Engineering Office	100,000,000	100,000,000
Cagayan de Oro City 2nd District Engineering Office	85,404,000	85,404,000
Camiguin District Engineering Office	29,753,000	29,753,000
Iligan City District Engineering Office	136,000,000	136,000,000
Lanao del Norte 2nd District Engineering Office	33,860,000	33,860,000
Misamis Occidental 2nd District Engineering Office	15,000,000	15,000,000
Misamis Occidental District Engineering Office	40,000,000	40,000,000
Misamis Oriental 1st District Engineering Office	96,743,000	96,743,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	105
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Oriental 2nd District Engineering Office	310,000,000	310,000,000
Region XI - Davao	101,310,000	101,310,000

Davao de Oro 2nd District Engineering Office	100,000,000	100,000,000
Davao Oriental 1st District Engineering Office	650,000	650,000
Davao Oriental 2nd District Engineering Office	660,000	660,000
Region XII - SOCCSKSARGEN	187,606,000	187,606,000

Cotabato 1st District Engineering Office	5,000,000	5,000,000
Cotabato 2nd District Engineering Office	41,600,000	41,600,000
Cotabato 3rd District Engineering Office	72,730,000	72,730,000
South Cotabato 1st District Engineering Office	4,300,000	4,300,000
South Cotabato 2nd District Engineering Office	40,976,000	40,976,000
Sultan Kudarat 1st District Engineering Office	23,000,000	23,000,000
Region XIII - Caraga	453,315,000	453,315,000

Agusan del Sur 2nd District Engineering Office	70,000,000	70,000,000
Butuan City District Engineering Office	23,192,000	23,192,000
Dinagat Islands District Engineering Office	67,314,000	67,314,000
Surigao del Norte 1st District Engineering Office	248,184,000	248,184,000
Surigao del Sur 1st District Engineering Office	36,625,000	36,625,000
Surigao del Sur 2nd District Engineering Office	8,000,000	8,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	136,825,483,000	136,825,483,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	136,825,483,000	136,825,483,000

National Capital Region (NCR)	108,898,255,000	108,898,255,000

Central Office	103,401,777,000	103,401,777,000
Las Piñas-Muntinlupa District Engineering Office	74,959,000	74,959,000
Malabon-Navotas District Engineering Office	51,000,000	51,000,000
Metro Manila 1st District Engineering Office	1,028,865,000	1,028,865,000
Metro Manila 2nd District Engineering Office	165,000,000	165,000,000

106	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Metro Manila 3rd District Engineering Office	1,671,392,000	1,671,392,000
North Manila District Engineering Office	236,000,000	236,000,000
Quezon City 1st District Engineering Office	892,000,000	892,000,000
Quezon City 2nd District Engineering Office	1,227,262,000	1,227,262,000
South Manila District Engineering Office	150,000,000	150,000,000
Region I - Ilocos	2,732,476,000	2,732,476,000

Ilocos Norte 1st District Engineering Office	1,655,640,000	1,655,640,000
Ilocos Norte 2nd District Engineering Office	521,500,000	521,500,000
Ilocos Sur 1st District Engineering Office	20,000,000	20,000,000
Pangasinan 2nd District Engineering Office	112,000,000	112,000,000
Pangasinan 3rd District Engineering Office	333,336,000	333,336,000
Pangasinan 4th District Engineering Office	90,000,000	90,000,000
Cordillera Administrative Region (CAR)	1,608,000,000	1,608,000,000

Abra District Engineering Office	1,306,000,000	1,306,000,000
Benguet 1st District Engineering Office	22,000,000	22,000,000
Benguet 2nd District Engineering Office	90,000,000	90,000,000
Ifugao 2nd District Engineering Office	45,000,000	45,000,000
Lower Kalinga District Engineering Office	15,000,000	15,000,000
Mountain Province 2nd District Engineering Office	50,000,000	50,000,000
Upper Kalinga District Engineering Office	80,000,000	80,000,000
Region II - Cagayan Valley	1,001,249,000	1,001,249,000

Cagayan 1st District Engineering Office	20,000,000	20,000,000
Cagayan 3rd District Engineering Office	298,060,000	298,060,000
Isabela 1st District Engineering Office	322,202,000	322,202,000
Isabela 2nd District Engineering Office	5,000,000	5,000,000
Isabela 3rd District Engineering Office	138,987,000	138,987,000
Isabela 4th District Engineering Office	157,000,000	157,000,000
Nueva Vizcaya District Engineering Office	60,000,000	60,000,000
Region III - Central Luzon	3,843,259,000	3,843,259,000

Aurora District Engineering Office	50,000,000	50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	107
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bataan 1st District Engineering Office	180,772,000	180,772,000
Bataan 2nd District Engineering Office	77,055,000	77,055,000
Bulacan 1st District Engineering Office	604,176,000	604,176,000
Bulacan 2nd District Engineering Office	358,000,000	358,000,000
Nueva Ecija 1st District Engineering Office	459,563,000	459,563,000
Nueva Ecija 2nd District Engineering Office	438,000,000	438,000,000
Pampanga 1st District Engineering Office	375,693,850	375,693,000
Pampanga 2nd District Engineering Office	55,000,000	55,000,000
Pampanga 3rd District Engineering Office	180,000,000	180,000,000
Tarlac 2nd District Engineering Office	770,000,000	770,000,000
Tarlac District Engineering Office	45,000,000	45,000,000
Zambales 1st District Engineering Office	250,000,000	250,000,000
Region IVA - CALABARZON	2,997,596,000	2,997,596,000

Batangas 1st District Engineering Office	107,000,000	107,000,000
Batangas 2nd District Engineering Office	53,502,000	53,502,000
Batangas 3rd District Engineering Office	230,000,000	230,000,000
Batangas 4th District Engineering Office	551,000,000	551,000,000
Cavite District Engineering Office	270,000,000	270,000,000
Cavite Third District Engineering Office	150,000,000	150,000,000
Laguna 1st District Engineering Office	15,000,000	15,000,000
Laguna 2nd District Engineering Office	50,000,000	50,000,000
Laguna 3rd District Engineering Office	160,000,000	160,000,000
Quezon 1st District Engineering Office	275,000,000	275,000,000
Quezon 3rd District Engineering Office	205,000,000	205,000,000
Quezon 4th District Engineering Office	45,000,000	45,000,000
Rizal 1st District Engineering Office	701,094,000	701,094,000
Rizal 2nd District Engineering Office	185,000,000	185,000,000
Region IVB - MIMAROPA	895,902,000	895,902,000

Mindoro Occidental District Engineering Office	60,000,000	60,000,000
Mindoro Oriental District Engineering Office	339,575,000	339,575,000

108	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Palawan 1st District Engineering Office	5,000,000	5,000,000
Palawan 2nd District Engineering Office	60,000,000	60,000,000
Palawan 3rd District Engineering Office	121,827,000	121,827,000
Romblon District Engineering Office	124,500,000	124,500,000
Southern Mindoro District Engineering Office	185,000,000	185,000,000
Region V - Bicol	998,894,000	998,894,000

Albay 2nd District Engineering Office	163,000,000	163,000,000
Albay 3rd District Engineering Office	35,997,000	35,997,000
Camarines Sur 4th District Engineering Office	103,000,000	103,000,000
Catanduanes District Engineering Office	90,000,000	90,000,000
Masbate 1st District Engineering Office	13,134,000	13,134,000
Masbate 2nd District Engineering Office	149,330,000	149,330,000
Masbate 3rd District Engineering Office	150,000,000	150,000,000
Sorsogon District Engineering Office	294,433,000	294,433,000
Region VI - Western Visayas	853,157,000	853,157,000

Aklan District Engineering Office	30,000,000	30,000,000
Antique District Engineering Office	66,249,000	66,249,000
Bacolod City District Engineering Office	70,000,000	70,000,000
Capiz 2nd District Engineering Office	65,847,000	65,847,000
Guimaras District Engineering Office	5,000,000	5,000,000
Iloilo 1st District Engineering Office	88,000,000	88,000,000
Iloilo 2nd District Engineering Office	211,500,000	211,500,000
Iloilo 3rd District Engineering Office	100,000,000	100,000,000
Negros Occidental 2nd District Engineering Office	183,561,000	183,561,000
Negros Occidental 3rd District Engineering Office	33,000,000	33,000,000
Region VII - Central Visayas	4,175,346,000	4,175,346,000

Bohol 1st District Engineering Office	192,887,000	192,887,000
Bohol 2nd District Engineering Office	65,589,000	65,589,000
Bohol 3rd District Engineering Office	267,624,000	267,624,000
Cebu 2nd District Engineering Office	81,681,000	81,681,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	109
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cebu 3rd District Engineering Office	368,529,000	368,529,000
Cebu 4th District Engineering Office	695,000,000	695,000,000
Cebu 5th District Engineering Office	650,000,000	650,000,000
Cebu 6th District Engineering Office	247,053,000	247,053,000
Cebu 7th District Engineering Office	183,420,000	183,420,000
Cebu City District Engineering Office	453,000,000	453,000,000
Negros Oriental 1st District Engineering Office	284,406,000	284,406,000
Negros Oriental 2nd District Engineering Office	100,000,000	100,000,000
Negros Oriental 3rd District Engineering Office	390,863,000	390,863,000
Siquijor District Engineering Office	195,294,000	195,294,000
Region VIII - Eastern Visayas	3,732,682,000	3,732,682,000

Biliran District Engineering Office	300,000,000	300,000,000
Eastern Samar District Engineering Office	90,000,000	90,000,000
Leyte 1st District Engineering Office	632,500,000	632,500,000
Leyte 2nd District Engineering Office	426,760,000	426,760,000
Leyte 3rd District Engineering Office	248,129,000	248,129,000
Leyte 4th District Engineering Office	484,878,000	484,878,000
Leyte 5th District Engineering Office	75,000,000	75,000,000
Northern Samar 1st District Engineering Office	254,415,000	254,415,000
Northern Samar 2nd District Engineering Office	140,000,000	140,000,000
Samar 1st District Engineering Office	295,000,000	295,000,000
Samar 2nd District Engineering Office	442,000,000	442,000,000
Southern Leyte 1st District Engineering Office	185,000,000	185,000,000
Tacloban City District Engineering Office	159,000,000	159,000,000
Region IX - Zamboanga Peninsula	719,951,000	719,951,000

Zamboanga del Norte 1st District Engineering Office	110,568,000	110,568,000
Zamboanga del Sur 1st District Engineering Office	344,000,000	344,000,000
Zamboanga del Sur 2nd District Engineering Office	191,383,000	191,383,000
Zamboanga Sibugay 1st District Engineering Office	44,000,000	44,000,000
Zamboanga Sibugay 2nd District Engineering Office	30,000,000	30,000,000

110	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	2,194,405,000	2,194,405,000

Bukidnon 1st District Engineering Office	120,000,000	120,000,000
Bukidnon 2nd District Engineering Office	90,000,000	90,000,000
Bukidnon 3rd District Engineering Office	99,834,000	99,834,000
Cagayan de Oro City 1st District Engineering Office	343,000,000	343,000,000
Cagayan de Oro City 2nd District Engineering Office	300,000,000	300,000,000
Iligan City District Engineering Office	5,500,000	5,500,000
Lanao del Norte 1st District Engineering Office	112,000,000	112,000,000
Lanao del Norte 2nd District Engineering Office	344,071,000	344,071,000
Misamis Occidental 1st District Engineering Office	50,000,000	50,000,000
Misamis Occidental 2nd District Engineering Office	440,000,000	440,000,000
Misamis Oriental 1st District Engineering Office	80,000,000	80,000,000
Misamis Oriental 2nd District Engineering Office	210,000,000	210,000,000
Region XI - Davao	801,711,000	801,711,000

Davao de Oro 1st District Engineering Office	225,000,000	225,000,000
Davao de Oro 2nd District Engineering Office	102,711,000	102,711,000
Davao del Sur District Engineering Office	200,000,000	200,000,000
Davao Oriental 1st District Engineering Office	114,000,000	114,000,000
Davao Oriental 2nd District Engineering Office	160,000,000	160,000,000
Region XII - SOCCSKSARGEN	521,600,000	521,600,000

Cotabato 1st District Engineering Office	76,600,000	76,600,000
Cotabato 2nd District Engineering Office	46,000,000	46,000,000
Sarangani District Engineering Office	150,000,000	150,000,000
South Cotabato 1st District Engineering Office	149,000,000	149,000,000
South Cotabato 2nd District Engineering Office	85,000,000	85,000,000
Sultan Kudarat 2nd District Engineering Office	15,000,000	15,000,000
Region XIII - Caraga	851,000,000	851,000,000

Agusan del Sur 1st District Engineering Office	120,000,000	120,000,000
Agusan del Sur 2nd District Engineering Office	100,000,000	100,000,000
Butuan City District Engineering Office	151,000,000	151,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	111
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Surigao del Sur 1st District Engineering Office	465,000,000	465,000,000
Surigao del Sur 2nd District Engineering Office	15,000,000	15,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Access Roads and/or Bridges from the National Roads connecting to Indigenous People (IP) Communities	786,000,000	786,000,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Access Roads and/or Bridges from the National Roads connecting to Indigenous People (IP) Communities	786,000,000	786,000,000

National Capital Region (NCR)	437,000,000	437,000,000

Central Office	437,000,000	437,000,000
Cordillera Administrative Region (CAR)	139,000,000	139,000,000

Ifugao 1st District Engineering Office	35,000,000	35,000,000
Ifugao 2nd District Engineering Office	13,000,000	13,000,000
Lower Kalinga District Engineering Office	91,000,000	91,000,000
Region II - Cagayan Valley	110,000,000	110,000,000

Isabela 2nd District Engineering Office	10,000,000	10,000,000
Nueva Vizcaya District Engineering Office	100,000,000	100,000,000
Region IX - Zamboanga Peninsula	100,000,000	100,000,000

Zamboanga del Sur 1st District Engineering Office	100,000,000	100,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Interjurisdictional Roads and/or Bridges (roads that traverse multiple LGU jurisdictions)	17,487,514,000	17,487,514,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Interjurisdictional Roads and/or Bridges (roads that traverse multiple LGU jurisdictions)	17,487,514,000	17,487,514,000

National Capital Region (NCR)	16,946,807,000	16,946,807,000

Central Office	16,906,807,000	16,906,807,000
Metro Manila 1st District Engineering Office	40,000,000	40,000,000
Cordillera Administrative Region (CAR)	24,000,000	24,000,000

Baguio City District Engineering Office	14,000,000	14,000,000
Ifugao 1st District Engineering Office	10,000,000	10,000,000
Region VIII - Eastern Visayas	155,000,000	155,000,000

Samar 2nd District Engineering Office	155,000,000	155,000,000

112	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	60,000,000	60,000,000

Zamboanga del Sur 1st District Engineering Office	60,000,000	60,000,000
Region X - Northern Mindanao	69,207,000	69,207,000

Misamis Oriental 2nd District Engineering Office	69,207,000	69,207,000
Region XII - SOCCSKSARGEN	132,500,000	132,500,000

Cotabato 2nd District Engineering Office	30,000,000	30,000,000
South Cotabato 2nd District Engineering Office	102,500,000	102,500,000
Region XIII - Caraga	100,000,000	100,000,000

Agusan del Sur 2nd District Engineering Office	100,000,000	100,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Coastal Roads to Augment Resiliency of Coastal Communities	17,750,677,000	17,750,677,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Coastal Roads to Augment Resiliency of Coastal Communities	17,750,677,000	17,750,677,000

National Capital Region (NCR)	17,512,660,000	17,512,660,000

Central Office	17,512,660,000	17,512,660,000
Region I - Ilocos	10,000,000	10,000,000

Ilocos Norte 1st District Engineering Office	10,000,000	10,000,000
Region V - Bicol	70,000,000	70,000,000

Masbate 2nd District Engineering Office	70,000,000	70,000,000
Region VI - Western Visayas	43,017,000	43,017,000

Iloilo 1st District Engineering Office	43,017,000	43,017,000
Region VII - Central Visayas	65,000,000	65,000,000

Cebu 6th District Engineering Office	65,000,000	65,000,000
Region XIII - Caraga	50,000,000	50,000,000

Dinagat Islands District Engineering Office	50,000,000	50,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Flood Mitigation Structures protecting Major/ Strategic Public Buildings/ Facilities	55,587,568,000	55,587,568,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Flood Mitigation Structures protecting Major/ Strategic Public Buildings/ Facilities	55,587,568,000	55,587,568,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	113
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	48,060,754,000	48,060,754,000

Central Office	46,762,540,000	46,762,540,000
Malabon-Navotas District Engineering Office	583,000,000	583,000,000
Metro Manila 2nd District Engineering Office	100,000,000	100,000,000
Metro Manila 3rd District Engineering Office	248,000,000	248,000,000
North Manila District Engineering Office	100,000,000	100,000,000
Quezon City 1st District Engineering Office	267,214,000	267,214,000
Region I - Ilocos	1,795,000,000	1,795,000,000

Ilocos Norte 1st District Engineering Office	1,255,000,000	1,255,000,000
Ilocos Norte 2nd District Engineering Office	100,000,000	100,000,000
La Union 1st District Engineering Office	40,000,000	40,000,000
La Union 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 4th District Engineering Office	350,000,000	350,000,000
Cordillera Administrative Region (CAR)	10,000,000	10,000,000

Lower Kalinga District Engineering Office	10,000,000	10,000,000
Region II - Cagayan Valley	322,500,000	322,500,000

Cagayan 3rd District Engineering Office	22,500,000	22,500,000
Isabela 4th District Engineering Office	300,000,000	300,000,000
Region III - Central Luzon	1,072,500,000	1,072,500,000

Bulacan 1st District Engineering Office	175,000,000	175,000,000
Nueva Ecija 1st District Engineering Office	60,500,000	60,500,000
Pampanga 1st District Engineering Office	90,000,000	90,000,000
Pampanga 2nd District Engineering Office	295,000,000	295,000,000
Pampanga 3rd District Engineering Office	310,000,000	310,000,000
Tarlac 2nd District Engineering Office	65,000,000	65,000,000
Zambales 1st District Engineering Office	77,000,000	77,000,000
Region IVA - CALABARZON	502,000,000	502,000,000

Batangas 1st District Engineering Office	37,000,000	37,000,000
Batangas 2nd District Engineering Office	30,000,000	30,000,000
Batangas 3rd District Engineering Office	25,000,000	25,000,000

114	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Batangas 4th District Engineering Office	115,000,000	115,000,000
Cavite District Engineering Office	160,000,000	160,000,000
Laguna 1st District Engineering Office	50,000,000	50,000,000
Quezon 1st District Engineering Office	85,000,000	85,000,000
Region IVB - MIMAROPA	471,718,000	471,718,000

Mindoro Occidental District Engineering Office	244,000,000	244,000,000
Palawan 1st District Engineering Office	81,718,000	81,718,000
Romblon District Engineering Office	120,000,000	120,000,000
Southern Mindoro District Engineering Office	26,000,000	26,000,000
Region V - Bicol	575,390,000	575,390,000

Albay 2nd District Engineering Office	480,000,000	480,000,000
Camarines Sur 4th District Engineering Office	45,390,000	45,390,000
Sorsogon 2nd District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	556,994,000	556,994,000

Antique District Engineering Office	20,000,000	20,000,000
Bacolod City District Engineering Office	60,962,000	60,962,000
Negros Occidental 1st District Engineering Office	276,273,000	276,273,000
Negros Occidental 4th District Engineering Office	199,759,000	199,759,000
Region VII - Central Visayas	1,037,095,000	1,037,095,000

Cebu 6th District Engineering Office	150,000,000	150,000,000
Cebu 7th District Engineering Office	660,000,000	660,000,000
Cebu City District Engineering Office	177,095,000	177,095,000
Negros Oriental 3rd District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	100,106,000	100,106,000

Biliran District Engineering Office	70,000,000	70,000,000
Leyte 4th District Engineering Office	6,000,000	6,000,000
Northern Samar 1st District Engineering Office	7,000,000	7,000,000
Samar 1st District Engineering Office	12,106,000	12,106,000
Tacloban City District Engineering Office	5,000,000	5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	115
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IX - Zamboanga Peninsula	100,000,000	100,000,000

Zamboanga Sibugay 2nd District Engineering Office	100,000,000	100,000,000
Region X - Northern Mindanao	253,865,000	253,865,000

Bukidnon 1st District Engineering Office	20,000,000	20,000,000
Cagayan de Oro City 1st District Engineering Office	53,865,000	53,865,000
Cagayan de Oro City 2nd District Engineering Office	30,000,000	30,000,000
Misamis Oriental 1st District Engineering Office	100,000,000	100,000,000
Misamis Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region XI - Davao	120,000,000	120,000,000

Davao del Sur District Engineering Office	10,000,000	10,000,000
Davao Oriental 1st District Engineering Office	10,000,000	10,000,000
Davao Oriental 2nd District Engineering Office	100,000,000	100,000,000
Region XII - SOCCSKSARGEN	269,646,000	269,646,000

Cotabato 1st District Engineering Office	50,000,000	50,000,000
Cotabato 2nd District Engineering Office	33,150,000	33,150,000
Sarangani District Engineering Office	96,496,000	96,496,000
South Cotabato 2nd District Engineering Office	90,000,000	90,000,000
Region XIII - Caraga	340,000,000	340,000,000

Butuan City District Engineering Office	10,000,000	10,000,000
Dinagat Islands District Engineering Office	50,000,000	50,000,000
Surigao del Sur 1st District Engineering Office	280,000,000	280,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Major/Strategic Public Buildings/Facilities	6,059,815,000	6,059,815,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Major/Strategic Public Buildings/Facilities	6,059,815,000	6,059,815,000

National Capital Region (NCR)	4,744,031,000	4,744,031,000

Central Office	4,454,211,000	4,454,211,000
Metro Manila 1st District Engineering Office	255,820,000	255,820,000
Metro Manila 2nd District Engineering Office	34,000,000	34,000,000
Cordillera Administrative Region (CAR)	20,000,000	20,000,000

Baguio City District Engineering Office	20,000,000	20,000,000

116	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	103,203,000	103,203,000

Cagayan 3rd District Engineering Office	103,203,000	103,203,000
Region III - Central Luzon	187,000,000	187,000,000

Nueva Ecija 2nd District Engineering Office	17,000,000	17,000,000
Pampanga 3rd District Engineering Office	20,000,000	20,000,000
Tarlac District Engineering Office	85,000,000	85,000,000
Zambales 1st District Engineering Office	65,000,000	65,000,000
Region IVA - CALABARZON	52,000,000	52,000,000

Batangas 2nd District Engineering Office	10,000,000	10,000,000
Cavite 2nd District Engineering Office	42,000,000	42,000,000
Region IVB - MIMAROPA	104,000,000	104,000,000

Mindoro Oriental District Engineering Office	40,000,000	40,000,000
Palawan 3rd District Engineering Office	64,000,000	64,000,000
Region V - Bicol	20,000,000	20,000,000

Camarines Sur 4th District Engineering Office	20,000,000	20,000,000
Region VI - Western Visayas	90,000,000	90,000,000

Bacolod City District Engineering Office	40,000,000	40,000,000
Guimaras District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	169,581,000	169,581,000

Leyte 1st District Engineering Office	45,000,000	45,000,000
Northern Samar 1st District Engineering Office	97,000,000	97,000,000
Tacloban City District Engineering Office	27,581,000	27,581,000
Region X - Northern Mindanao	278,000,000	278,000,000

Bukidnon 1st District Engineering Office	65,000,000	65,000,000
Bukidnon 2nd District Engineering Office	168,000,000	168,000,000
Cagayan de Oro City 1st District Engineering Office	45,000,000	45,000,000
Region XI - Davao	40,000,000	40,000,000

Davao de Oro 1st District Engineering Office	20,000,000	20,000,000
Davao del Norte District Engineering Office	20,000,000	20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	117
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XIII - Caraga	252,000,000	252,000,000

Butuan City District Engineering Office	202,000,000	202,000,000
Surigao del Sur 1st District Engineering Office	50,000,000	50,000,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Evacuation Centers/Quarantine Facilities/Public Health Facilities	2,592,627,000	2,592,627,000

Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)- Evacuation Centers/Quarantine Facilities/Public Health Facilities	2,592,627,000	2,592,627,000

National Capital Region (NCR)	2,372,627,000	2,372,627,000

Central Office	2,372,627,000	2,372,627,000
Region II - Cagayan Valley	50,000,000	50,000,000

Cagayan 1st District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	30,000,000	30,000,000

Bulacan 1st District Engineering Office	30,000,000	30,000,000
Region IVA - CALABARZON	40,000,000	40,000,000

Quezon 4th District Engineering Office	40,000,000	40,000,000
Region V - Bicol	30,000,000	30,000,000

Albay 2nd District Engineering Office	30,000,000	30,000,000
Region VI - Western Visayas	15,000,000	15,000,000

Negros Occidental 2nd District Engineering Office	15,000,000	15,000,000
Region XI - Davao	35,000,000	35,000,000

Davao Oriental 1st District Engineering Office	35,000,000	35,000,000
Region XIII - Caraga	20,000,000	20,000,000

Surigao del Sur 1st District Engineering Office	20,000,000	20,000,000
Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	48,425,772,000	48,425,772,000

Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Road/s leading to Major/Strategic Public Buildings/Facilities	48,425,772,000	48,425,772,000

National Capital Region (NCR)	24,093,502,000	24,093,502,000

Central Office	22,558,730,000	22,558,730,000

118	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Las Piñas-Muntinlupa District Engineering Office	415,500,000	415,500,000
Malabon-Navotas District Engineering Office	10,452,000	10,452,000
Metro Manila 1st District Engineering Office	383,000,000	383,000,000
Metro Manila 2nd District Engineering Office	165,820,000	165,820,000
Metro Manila 3rd District Engineering Office	106,000,000	106,000,000
North Manila District Engineering Office	135,000,000	135,000,000
Quezon City 1st District Engineering Office	170,000,000	170,000,000
Quezon City 2nd District Engineering Office	90,000,000	90,000,000
South Manila District Engineering Office	59,000,000	59,000,000
Region I - Ilocos	1,464,500,000	1,464,500,000

Ilocos Norte 1st District Engineering Office	30,000,000	30,000,000
Ilocos Norte 2nd District Engineering Office	192,000,000	192,000,000
Ilocos Sur 1st District Engineering Office	141,000,000	141,000,000
Ilocos Sur 2nd District Engineering Office	60,000,000	60,000,000
La Union 1st District Engineering Office	7,500,000	7,500,000
La Union 2nd District Engineering Office	151,000,000	151,000,000
Pangasinan 1st District Engineering Office	130,000,000	130,000,000
Pangasinan 2nd District Engineering Office	159,000,000	159,000,000
Pangasinan 3rd District Engineering Office	524,000,000	524,000,000
Pangasinan 4th District Engineering Office	70,000,000	70,000,000
Cordillera Administrative Region (CAR)	743,000,000	743,000,000

Abra District Engineering Office	100,000,000	100,000,000
Apayao 2nd District Engineering Office	10,000,000	10,000,000
Baguio City District Engineering Office	93,000,000	93,000,000
Benguet 1st District Engineering Office	115,000,000	115,000,000
Benguet 2nd District Engineering Office	100,000,000	100,000,000
Ifugao 1st District Engineering Office	35,000,000	35,000,000
Ifugao 2nd District Engineering Office	42,000,000	42,000,000
Lower Kalinga District Engineering Office	113,000,000	113,000,000
Mountain Province 2nd District Engineering Office	70,000,000	70,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	119
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Mountain Province First District Engineering Office	55,000,000	55,000,000
Upper Kalinga District Engineering Office	10,000,000	10,000,000
Region II - Cagayan Valley	1,754,500,000	1,754,500,000

Batanes District Engineering Office	36,000,000	36,000,000
Cagayan 1st District Engineering Office	265,000,000	265,000,000
Cagayan 2nd District Engineering Office	30,000,000	30,000,000
Cagayan 3rd District Engineering Office	30,000,000	30,000,000
Isabela 1st District Engineering Office	390,000,000	390,000,000
Isabela 2nd District Engineering Office	81,000,000	81,000,000
Isabela 3rd District Engineering Office	318,000,000	318,000,000
Isabela 4th District Engineering Office	391,500,000	391,500,000
Nueva Vizcaya 2nd District Engineering Office	70,000,000	70,000,000
Quirino District Engineering Office	143,000,000	143,000,000
Region III - Central Luzon	3,100,000,000	3,100,000,000

Aurora District Engineering Office	20,000,000	20,000,000
Bataan 1st District Engineering Office	126,000,000	126,000,000
Bataan 2nd District Engineering Office	210,000,000	210,000,000
Bulacan 1st District Engineering Office	707,000,000	707,000,000
Bulacan 2nd District Engineering Office	200,000,000	200,000,000
Bulacan 3rd District Engineering Office	15,000,000	15,000,000
Nueva Ecija 1st District Engineering Office	173,000,000	173,000,000
Nueva Ecija 2nd District Engineering Office	274,000,000	274,000,000
Pampanga 1st District Engineering Office	283,000,000	283,000,000
Pampanga 2nd District Engineering Office	81,000,000	81,000,000
Tarlac 2nd District Engineering Office	131,000,000	131,000,000
Tarlac District Engineering Office	487,000,000	487,000,000
Zambales 1st District Engineering Office	243,000,000	243,000,000
Zambales 2nd District Engineering Office	150,000,000	150,000,000
Region IVA - CALABARZON	3,938,969,000	3,938,969,000

Batangas 1st District Engineering Office	153,000,000	153,000,000

120	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Batangas 2nd District Engineering Office	395,000,000	395,000,000
Batangas 3rd District Engineering Office	414,000,000	414,000,000
Batangas 4th District Engineering Office	602,000,000	602,000,000
Cavite 2nd District Engineering Office	20,000,000	20,000,000
Cavite District Engineering Office	178,000,000	178,000,000
Cavite Third District Engineering Office	291,500,000	291,500,000
Laguna 1st District Engineering Office	49,969,000	49,969,000
Laguna 2nd District Engineering Office	123,000,000	123,000,000
Laguna 3rd District Engineering Office	98,000,000	98,000,000
Quezon 1st District Engineering Office	220,000,000	220,000,000
Quezon 2nd District Engineering Office	134,500,000	134,500,000
Quezon 3rd District Engineering Office	295,000,000	295,000,000
Quezon 4th District Engineering Office	488,000,000	488,000,000
Rizal 1st District Engineering Office	347,000,000	347,000,000
Rizal 2nd District Engineering Office	130,000,000	130,000,000
Region IVB - MIMAROPA	1,063,000,000	1,063,000,000

Marinduque District Engineering Office	22,000,000	22,000,000
Mindoro Occidental District Engineering Office	35,000,000	35,000,000
Mindoro Oriental District Engineering Office	755,000,000	755,000,000
Palawan 1st District Engineering Office	50,000,000	50,000,000
Palawan 2nd District Engineering Office	68,000,000	68,000,000
Romblon District Engineering Office	37,000,000	37,000,000
Southern Mindoro District Engineering Office	96,000,000	96,000,000
Region V - Bicol	3,088,000,000	3,088,000,000

Albay 1st District Engineering Office	10,000,000	10,000,000
Albay 2nd District Engineering Office	105,000,000	105,000,000
Albay 3rd District Engineering Office	72,000,000	72,000,000
Camarines Norte District Engineering Office	265,000,000	265,000,000
Camarines Sur 1st District Engineering Office	20,000,000	20,000,000
Camarines Sur 2nd District Engineering Office	20,000,000	20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	121
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Camarines Sur 3rd District Engineering Office	253,000,000	253,000,000
Camarines Sur 4th District Engineering Office	61,000,000	61,000,000
Camarines Sur 5th District Engineering Office	30,000,000	30,000,000
Catanduanes District Engineering Office	39,000,000	39,000,000
Masbate 1st District Engineering Office	150,000,000	150,000,000
Masbate 2nd District Engineering Office	85,000,000	85,000,000
Masbate 3rd District Engineering Office	108,000,000	108,000,000
Sorsogon 2nd District Engineering Office	315,000,000	315,000,000
Sorsogon District Engineering Office	1,555,000,000	1,555,000,000
Region VI - Western Visayas	1,982,000,000	1,982,000,000

Aklan District Engineering Office	20,000,000	20,000,000
Antique District Engineering Office	420,000,000	420,000,000
Bacolod City District Engineering Office	180,500,000	180,500,000
Capiz 1st District Engineering Office	50,000,000	50,000,000
Capiz 2nd District Engineering Office	140,000,000	140,000,000
Guimaras District Engineering Office	84,000,000	84,000,000
Iloilo 1st District Engineering Office	190,000,000	190,000,000
Iloilo 2nd District Engineering Office	137,000,000	137,000,000
Iloilo 3rd District Engineering Office	60,000,000	60,000,000
Iloilo 4th District Engineering Office	95,000,000	95,000,000
Iloilo City District Engineering Office	175,000,000	175,000,000
Negros Occidental 1st District Engineering Office	168,000,000	168,000,000
Negros Occidental 2nd District Engineering Office	19,500,000	19,500,000
Negros Occidental 3rd District Engineering Office	88,000,000	88,000,000
Negros Occidental 4th District Engineering Office	155,000,000	155,000,000
Region VII - Central Visayas	1,794,000,000	1,794,000,000

Bohol 1st District Engineering Office	179,000,000	179,000,000
Bohol 2nd District Engineering Office	110,000,000	110,000,000
Bohol 3rd District Engineering Office	213,000,000	213,000,000
Cebu 1st District Engineering Office	80,000,000	80,000,000

122	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cebu 2nd District Engineering Office	170,000,000	170,000,000
Cebu 3rd District Engineering Office	195,000,000	195,000,000
Cebu 4th District Engineering Office	40,000,000	40,000,000
Cebu 5th District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	340,000,000	340,000,000
Cebu 7th District Engineering Office	171,000,000	171,000,000
Cebu City District Engineering Office	88,000,000	88,000,000
Negros Oriental 1st District Engineering Office	5,000,000	5,000,000
Negros Oriental 2nd District Engineering Office	113,000,000	113,000,000
Siquijor District Engineering Office	60,000,000	60,000,000
Region VIII - Eastern Visayas	1,130,650,000	1,130,650,000

Biliran District Engineering Office	34,000,000	34,000,000
Eastern Samar District Engineering Office	43,300,000	43,300,000
Leyte 2nd District Engineering Office	124,350,000	124,350,000
Leyte 3rd District Engineering Office	115,000,000	115,000,000
Leyte 4th District Engineering Office	25,000,000	25,000,000
Leyte 5th District Engineering Office	110,000,000	110,000,000
Northern Samar 1st District Engineering Office	208,000,000	208,000,000
Northern Samar 2nd District Engineering Office	75,000,000	75,000,000
Samar 1st District Engineering Office	273,000,000	273,000,000
Samar 2nd District Engineering Office	108,000,000	108,000,000
Southern Leyte District Engineering Office	15,000,000	15,000,000
Region IX - Zamboanga Peninsula	273,000,000	273,000,000

Isabela City District Engineering Office	93,000,000	93,000,000
Zamboanga del Norte 1st District Engineering Office	10,000,000	10,000,000
Zamboanga del Norte 2nd District Engineering Office	35,000,000	35,000,000
Zamboanga del Norte 3rd District Engineering Office	60,000,000	60,000,000
Zamboanga del Sur 2nd District Engineering Office	25,000,000	25,000,000
Zamboanga Sibugay 1st District Engineering Office	20,000,000	20,000,000
Zamboanga Sibugay 2nd District Engineering Office	30,000,000	30,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	123
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region X - Northern Mindanao	1,491,000,000	1,491,000,000

Bukidnon 1st District Engineering Office	35,000,000	35,000,000
Bukidnon 2nd District Engineering Office	90,000,000	90,000,000
Bukidnon 3rd District Engineering Office	15,000,000	15,000,000
Cagayan de Oro City 1st District Engineering Office	195,000,000	195,000,000
Cagayan de Oro City 2nd District Engineering Office	58,000,000	58,000,000
Camiguin District Engineering Office	44,000,000	44,000,000
Iligan City District Engineering Office	132,000,000	132,000,000
Lanao del Norte 1st District Engineering Office	37,000,000	37,000,000
Misamis Occidental District Engineering Office	178,000,000	178,000,000
Misamis Occidental 2nd District Engineering Office	32,000,000	32,000,000
Misamis Oriental 1st District Engineering Office	10,000,000	10,000,000
Misamis Oriental 2nd District Engineering Office	665,000,000	665,000,000
Region XI - Davao	715,000,000	715,000,000

Davao City District Engineering Office	20,000,000	20,000,000
Davao del Norte District Engineering Office	100,000,000	100,000,000
Davao del Sur District Engineering Office	470,000,000	470,000,000
Davao Occidental District Engineering Office	30,000,000	30,000,000
Davao Oriental 1st District Engineering Office	5,000,000	5,000,000
Davao Oriental 2nd District Engineering Office	90,000,000	90,000,000
Region XII - SOCCSKSARGEN	802,060,000	802,060,000

Cotabato 1st District Engineering Office	95,000,000	95,000,000
Cotabato 2nd District Engineering Office	122,060,000	122,060,000
Cotabato 3rd District Engineering Office	79,000,000	79,000,000
Sarangani District Engineering Office	15,000,000	15,000,000
South Cotabato 1st District Engineering Office	269,000,000	269,000,000
South Cotabato 2nd District Engineering Office	150,000,000	150,000,000
Sultan Kudarat 1st District Engineering Office	72,000,000	72,000,000
Region XIII - Caraga	992,591,000	992,591,000

Agusan del Norte District Engineering Office	40,000,000	40,000,000

124	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Agusan del Sur 1st District Engineering Office	220,000,000	220,000,000
Agusan del Sur 2nd District Engineering Office	15,000,000	15,000,000
Butuan City District Engineering Office	140,000,000	140,000,000
Surigao del Norte 1st District Engineering Office	110,000,000	110,000,000
Surigao del Norte 2nd District Engineering Office	145,000,000	145,000,000
Surigao del Sur 1st District Engineering Office	64,000,000	64,000,000
Surigao del Sur 2nd District Engineering Office	258,591,000	258,591,000
Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Roads connecting to Indigenous People (IP) Communities	1,583,000,000	1,583,000,000

Basic Infrastructure Program (BIP) - Access Roads and/or Bridges from the National Roads connecting to Indigenous People (IP) Communities	1,583,000,000	1,583,000,000

National Capital Region (NCR)	1,100,000,000	1,100,000,000

Central Office	1,100,000,000	1,100,000,000
Region I - Ilocos	5,000,000	5,000,000

Pangasinan 2nd District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	171,000,000	171,000,000

Ifugao 1st District Engineering Office	10,000,000	10,000,000
Ifugao 2nd District Engineering Office	5,000,000	5,000,000
Lower Kalinga District Engineering Office	37,500,000	37,500,000
Mountain Province 2nd District Engineering Office	30,000,000	30,000,000
Mountain Province First District Engineering Office	75,000,000	75,000,000
Upper Kalinga District Engineering Office	13,500,000	13,500,000
Region II - Cagayan Valley	57,000,000	57,000,000

Batanes District Engineering Office	57,000,000	57,000,000
Region VIII - Eastern Visayas	70,000,000	70,000,000

Biliran District Engineering Office	70,000,000	70,000,000
Region IX - Zamboanga Peninsula	180,000,000	180,000,000

Zamboanga del Sur 1st District Engineering Office	40,000,000	40,000,000
Zamboanga del Sur 2nd District Engineering Office	140,000,000	140,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	125
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Basic Infrastructure Program (BIP) - Interjurisdictional Roads and/or Bridges (roads that traverse multiple LGU Jurisdictions)	1,164,000,000	1,164,000,000

Basic Infrastructure Program (BIP) - Interjurisdictional Roads and/or Bridges (roads that traverse multiple LGU Jurisdictions)	1,164,000,000	1,164,000,000

National Capital Region (NCR)	620,000,000	620,000,000

Central Office	620,000,000	620,000,000
Region I - Ilocos	15,000,000	15,000,000

La Union 2nd District Engineering Office	15,000,000	15,000,000
Cordillera Administrative Region (CAR)	40,000,000	40,000,000

Ifugao 1st District Engineering Office	22,000,000	22,000,000
Ifugao 2nd District Engineering Office	10,000,000	10,000,000
Lower Kalinga District Engineering Office	8,000,000	8,000,000
Region III - Central Luzon	62,000,000	62,000,000

Nueva Ecija 1st District Engineering Office	62,000,000	62,000,000
Region V - Bicol	50,000,000	50,000,000

Camarines Norte District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	267,000,000	267,000,000

Aklan District Engineering Office	50,000,000	50,000,000
Guimaras District Engineering Office	96,000,000	96,000,000
Negros Occidental 1st District Engineering Office	74,000,000	74,000,000
Negros Occidental 3rd District Engineering Office	37,000,000	37,000,000
Negros Occidental 4th District Engineering Office	10,000,000	10,000,000
Region VIII - Eastern Visayas	60,000,000	60,000,000

Eastern Samar District Engineering Office	60,000,000	60,000,000
Region X - Northern Mindanao	50,000,000	50,000,000

Bukidnon 4th District Engineering Office	50,000,000	50,000,000
Basic Infrastructure Program (BIP) - Coastal Roads to Augment Resiliency of Coastal Communities	930,000,000	930,000,000

Basic Infrastructure Program (BIP) - Coastal Roads to Augment Resiliency of Coastal Communities	930,000,000	930,000,000

126	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)	930,000,000	930,000,000

Central Office	930,000,000	930,000,000
Basic Infrastructure Program (BIP) - Flood Mitigation Structures protecting Major/ Strategic Public Buildings/ Facilities	50,467,675,000	50,467,675,000

Basic Infrastructure Program (BIP) - Flood Mitigation Structures protecting Major/ Strategic Public Buildings/ Facilities	50,467,675,000	50,467,675,000

National Capital Region (NCR)	35,354,025,000	35,354,025,000

Central Office	33,544,025,000	33,544,025,000
Las Piñas-Muntinlupa District Engineering Office	56,000,000	56,000,000
Malabon-Navotas District Engineering Office	360,000,000	360,000,000
Metro Manila 1st District Engineering Office	169,000,000	169,000,000
Metro Manila 2nd District Engineering Office	135,000,000	135,000,000
Metro Manila 3rd District Engineering Office	650,000,000	650,000,000
North Manila District Engineering Office	15,000,000	15,000,000
Quezon City 1st District Engineering Office	325,000,000	325,000,000
Quezon City 2nd District Engineering Office	20,000,000	20,000,000
South Manila District Engineering Office	80,000,000	80,000,000
Region I - Ilocos	1,830,500,000	1,830,500,000

Ilocos Norte 1st District Engineering Office	120,000,000	120,000,000
Ilocos Norte 2nd District Engineering Office	377,000,000	377,000,000
Ilocos Sur 1st District Engineering Office	117,000,000	117,000,000
Ilocos Sur 2nd District Engineering Office	185,000,000	185,000,000
La Union 1st District Engineering Office	227,500,000	227,500,000
La Union 2nd District Engineering Office	75,000,000	75,000,000
Pangasinan 1st District Engineering Office	15,000,000	15,000,000
Pangasinan 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 3rd District Engineering Office	530,000,000	530,000,000
Pangasinan 4th District Engineering Office	134,000,000	134,000,000
Cordillera Administrative Region (CAR)	251,500,000	251,500,000

Abra District Engineering Office	45,000,000	45,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	127
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Apayao 1st District Engineering Office	85,000,000	85,000,000
Apayao 2nd District Engineering Office	20,000,000	20,000,000
Baguio City District Engineering Office	55,000,000	55,000,000
Lower Kalinga District Engineering Office	39,500,000	39,500,000
Upper Kalinga District Engineering Office	7,000,000	7,000,000
Region II - Cagayan Valley	700,000,000	700,000,000

Batanes District Engineering Office	25,000,000	25,000,000
Cagayan 1st District Engineering Office	80,000,000	80,000,000
Cagayan 2nd District Engineering Office	5,000,000	5,000,000
Isabela 1st District Engineering Office	135,000,000	135,000,000
Isabela 2nd District Engineering Office	10,000,000	10,000,000
Isabela 4th District Engineering Office	365,000,000	365,000,000
Nueva Vizcaya District Engineering Office	80,000,000	80,000,000
Region III - Central Luzon	3,233,500,000	3,233,500,000

Bataan 1st District Engineering Office	66,500,000	66,500,000
Bataan 2nd District Engineering Office	325,000,000	325,000,000
Bulacan 1st District Engineering Office	655,000,000	655,000,000
Bulacan 2nd District Engineering Office	139,000,000	139,000,000
Bulacan 3rd District Engineering Office	250,000,000	250,000,000
Nueva Ecija 1st District Engineering Office	37,000,000	37,000,000
Nueva Ecija 2nd District Engineering Office	20,000,000	20,000,000
Pampanga 1st District Engineering Office	86,000,000	86,000,000
Pampanga 2nd District Engineering Office	225,000,000	225,000,000
Pampanga 3rd District Engineering Office	150,000,000	150,000,000
Tarlac 2nd District Engineering Office	75,000,000	75,000,000
Tarlac District Engineering Office	900,000,000	900,000,000
Zambales 1st District Engineering Office	305,000,000	305,000,000
Region IVA - CALABARZON	1,874,000,000	1,874,000,000

Batangas 1st District Engineering Office	185,000,000	185,000,000
Batangas 2nd District Engineering Office	54,000,000	54,000,000

128	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Batangas 3rd District Engineering Office	40,000,000	40,000,000
Batangas 4th District Engineering Office	166,500,000	166,500,000
Cavite District Engineering Office	380,000,000	380,000,000
Cavite Third District Engineering Office	235,000,000	235,000,000
Laguna 1st District Engineering Office	20,000,000	20,000,000
Laguna 2nd District Engineering Office	355,000,000	355,000,000
Quezon 1st District Engineering Office	32,500,000	32,500,000
Quezon 2nd District Engineering Office	15,000,000	15,000,000
Quezon 3rd District Engineering Office	200,000,000	200,000,000
Quezon 4th District Engineering Office	5,000,000	5,000,000
Rizal 1st District Engineering Office	116,000,000	116,000,000
Rizal 2nd District Engineering Office	70,000,000	70,000,000
Region IVB - MIMAROPA	1,485,000,000	1,485,000,000

Marinduque District Engineering Office	50,000,000	50,000,000
Mindoro Occidental District Engineering Office	1,225,000,000	1,225,000,000
Mindoro Oriental District Engineering Office	35,000,000	35,000,000
Palawan 2nd District Engineering Office	20,000,000	20,000,000
Palawan 3rd District Engineering Office	50,000,000	50,000,000
Romblon District Engineering Office	100,000,000	100,000,000
Southern Mindoro District Engineering Office	5,000,000	5,000,000
Region V - Bicol	1,131,000,000	1,131,000,000

Albay 1st District Engineering Office	25,000,000	25,000,000
Albay 2nd District Engineering Office	160,000,000	160,000,000
Albay 3rd District Engineering Office	50,000,000	50,000,000
Camarines Norte District Engineering Office	131,000,000	131,000,000
Camarines Sur 1st District Engineering Office	30,000,000	30,000,000
Camarines Sur 3rd District Engineering Office	66,000,000	66,000,000
Camarines Sur 4th District Engineering Office	58,000,000	58,000,000
Catanduanes District Engineering Office	10,000,000	10,000,000
Masbate 3rd District Engineering Office	11,000,000	11,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	129
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sorsogon 2nd District Engineering Office	135,000,000	135,000,000
Sorsogon District Engineering Office	455,000,000	455,000,000
Region VI - Western Visayas	1,490,000,000	1,490,000,000

Aklan District Engineering Office	15,000,000	15,000,000
Antique District Engineering Office	494,000,000	494,000,000
Bacolod City District Engineering Office	5,000,000	5,000,000
Iloilo 1st District Engineering Office	375,000,000	375,000,000
Iloilo 3rd District Engineering Office	55,000,000	55,000,000
Iloilo 4th District Engineering Office	20,000,000	20,000,000
Iloilo City District Engineering Office	40,000,000	40,000,000
Negros Occidental 1st District Engineering Office	279,000,000	279,000,000
Negros Occidental 2nd District Engineering Office	175,000,000	175,000,000
Negros Occidental 4th District Engineering Office	32,000,000	32,000,000
Region VII - Central Visayas	1,305,000,000	1,305,000,000

Bohol 3rd District Engineering Office	10,000,000	10,000,000
Cebu 2nd District Engineering Office	200,000,000	200,000,000
Cebu 6th District Engineering Office	55,000,000	55,000,000
Cebu 7th District Engineering Office	700,000,000	700,000,000
Cebu City District Engineering Office	60,000,000	60,000,000
Negros Oriental 1st District Engineering Office	10,000,000	10,000,000
Negros Oriental 2nd District Engineering Office	20,000,000	20,000,000
Siquijor District Engineering Office	250,000,000	250,000,000
Region VIII - Eastern Visayas	635,150,000	635,150,000

Biliran District Engineering Office	85,000,000	85,000,000
Eastern Samar District Engineering Office	40,000,000	40,000,000
Leyte 1st District Engineering Office	358,500,000	358,500,000
Leyte 2nd District Engineering Office	11,650,000	11,650,000
Leyte 3rd District Engineering Office	65,000,000	65,000,000
Northern Samar 1st District Engineering Office	40,000,000	40,000,000
Northern Samar 2nd District Engineering Office	10,000,000	10,000,000

130	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Samar 1st District Engineering Office	10,000,000	10,000,000
Southern Leyte 2nd District Engineering Office	5,000,000	5,000,000
Southern Leyte District Engineering Office	10,000,000	10,000,000
Region IX - Zamboanga Peninsula	98,000,000	98,000,000

Zamboanga del Norte 1st District Engineering Office	40,000,000	40,000,000
Zamboanga del Norte 2nd District Engineering Office	15,000,000	15,000,000
Zamboanga del Norte 4th District Engineering Office	23,000,000	23,000,000
Zamboanga del Sur 1st District Engineering Office	15,000,000	15,000,000
Zamboanga Sibugay 2nd District Engineering Office	5,000,000	5,000,000
Region X - Northern Mindanao	555,000,000	555,000,000

Bukidnon 1st District Engineering Office	205,000,000	205,000,000
Cagayan de Oro 1st District Engineering Office	30,000,000	30,000,000
Cagayan de Oro 2nd District Engineering Office	100,000,000	100,000,000
Iligan City District Engineering Office	120,000,000	120,000,000
Misamis Oriental 1st District Engineering Office	50,000,000	50,000,000
Misamis Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region XI - Davao	273,000,000	273,000,000

Davao de Oro 1st District Engineering Office	5,000,000	5,000,000
Davao de Oro 2nd District Engineering Office	50,000,000	50,000,000
Davao del Norte District Engineering Office	13,000,000	13,000,000
Davao Del Sur District Engineering Office	100,000,000	100,000,000
Davao Occidental District Engineering Office	55,000,000	55,000,000
Davao Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region XII - SOCCSKSARGEN	90,000,000	90,000,000

Cotabato 1st District Engineering Office	15,000,000	15,000,000
South Cotabato 1st District Engineering Office	70,000,000	70,000,000
Sultan Kudarat 1st District Engineering Office	5,000,000	5,000,000
Region XIII - Caraga	162,000,000	162,000,000

Agusan del Norte District Engineering Office	10,000,000	10,000,000
Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	131
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Agusan del Sur 2nd District Engineering Office	47,000,000	47,000,000
Butuan City District Engineering Office	5,000,000	5,000,000
Dinagat Islands District Engineering Office	15,000,000	15,000,000
Surigao del Norte 2nd District Engineering Office	10,000,000	10,000,000
Surigao del Sur 1st District Engineering Office	25,000,000	25,000,000
Basic Infrastructure Program (BIP) - Multi-Purpose Buildings/Facilities to support Social Services	96,122,294,000	96,122,294,000

Basic Infrastructure Program (BIP) - Multi-Purpose Buildings/Facilities to support Social Services	96,122,294,000	96,122,294,000

National Capital Region (NCR)	47,768,277,000	47,768,277,000

Central Office	39,119,846,000	39,119,846,000
Las Piñas-Muntinlupa District Engineering Office	776,500,000	776,500,000
Malabon-Navotas District Engineering Office	417,000,000	417,000,000
Metro Manila 1st District Engineering Office	2,603,439,000	2,603,439,000
Metro Manila 2nd District Engineering Office	403,390,000	403,390,000
Metro Manila 3rd District Engineering Office	2,383,000,000	2,383,000,000
North Manila District Engineering Office	538,000,000	538,000,000
Quezon City 1st District Engineering Office	1,125,579,000	1,125,579,000
Quezon City 2nd District Engineering Office	74,000,000	74,000,000
South Manila District Engineering Office	327,523,000	327,523,000
Region I - Ilocos	3,428,000,000	3,428,000,000

Ilocos Norte 1st District Engineering Office	379,500,000	379,500,000
Ilocos Norte 2nd District Engineering Office	629,000,000	629,000,000
Ilocos Sur 1st District Engineering Office	227,000,000	227,000,000

132	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Ilocos Sur 2nd District Engineering Office	240,000,000	240,000,000
La Union 1st District Engineering Office	365,000,000	365,000,000
La Union 2nd District Engineering Office	182,500,000	182,500,000
Pangasinan 1st District Engineering Office	145,000,000	145,000,000
Pangasinan 2nd District Engineering Office	515,000,000	515,000,000
Pangasinan 3rd District Engineering Office	459,000,000	459,000,000
Pangasinan 4th District Engineering Office	286,000,000	286,000,000
Cordillera Administrative Region (CAR)	1,170,500,000	1,170,500,000

Abra District Engineering Office	185,000,000	185,000,000
Apayao 1st District Engineering Office	82,000,000	82,000,000
Apayao 2nd District Engineering Office	111,000,000	111,000,000
Baguio City District Engineering Office	171,000,000	171,000,000
Benguet 1st District Engineering Office	96,000,000	96,000,000
Benguet 2nd District Engineering Office	47,000,000	47,000,000
Ifugao 1st District Engineering Office	99,000,000	99,000,000
Ifugao 2nd District Engineering Office	93,000,000	93,000,000
Lower Kalinga District Engineering Office	43,000,000	43,000,000
Mountain Province 2nd District Engineering Office	20,000,000	20,000,000
Mountain Province First District Engineering Office	65,000,000	65,000,000
Upper Kalinga District Engineering Office	158,500,000	158,500,000
Region II - Cagayan Valley	3,582,525,000	3,582,525,000

Batanes District Engineering Office	156,000,000	156,000,000
Cagayan 1st District Engineering Office	260,000,000	260,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	133
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cagayan 2nd District Engineering Office	329,000,000	329,000,000
Cagayan 3rd District Engineering Office	355,500,000	355,500,000
Isabela Ist District Engineering Office	125,000,000	125,000,000
Isabela 2nd District Engineering Office	219,000,000	219,000,000
Isabela 3rd District Engineering Office	718,500,000	718,500,000
Isabela 4th District Engineering Office	922,025,000	922,025,000
Nueva Vizcaya Engineering Office	142,000,000	142,000,000
Nueva Vizcaya 2nd Engineering Office	150,500,000	150,500,000
Quirino District Engineering Office	205,000,000	205,000,000
Region III - Central Luzon	8,448,543,000	8,448,543,000

Aurora District Engineering Office	150,000,000	150,000,000
Bataan 1st District Engineering Office	200,000,000	200,000,000
Bataan 2nd District Engineering Office	425,500,000	425,500,000
Bulacan 1st District Engineering Office	2,081,000,000	2,081,000,000
Bulacan 2nd District Engineering Office	1,511,000,000	1,511,000,000
Nueva Ecija 1st District Engineering Office	559,000,000	559,000,000
Nueva Ecija 2nd District Engineering Office	189,434,000	189,434,000
Pampanga 1st District Engineering Office	1,124,640,000	1,124,640,000
Pampanga 2nd District Engineering Office	109,000,000	109,000,000
Pampanga 3rd District Engineering Office	73,000,000	73,000,000

134	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Tarlac 2nd District Engineering Office	69,000,000	69,000,000
Tarlac District Engineering Office	832,945,000	832,945,000
Zambales 1st District Engineering Office	624,024,000	624,024,000
Zambales 2nd District Engineering Office	500,000,000	500,000,000
Region IVA - CALABARZON	7,084,294,000	7,084,294,000

Batangas 1st District Engineering Office	488,000,000	488,000,000
Batangas 2nd District Engineering Office	469,400,000	469,400,000
Batangas 3rd District Engineering Office	676,000,000	676,000,000
Batangas 4th District Engineering Office	1,567,380,000	1,567,380,000
Cavite 2nd District Engineering Office	145,000,000	145,000,000
Cavite District Engineering Office	507,000,000	507,000,000
Cavite Third District Engineering Office	232,000,000	232,000,000
Laguna 1st District Engineering Office	423,000,000	423,000,000
Laguna 2nd District Engineering Office	670,000,000	670,000,000
Laguna 3rd District Engineering Office	373,514,000	373,514,000
Quezon 1st District Engineering Office	275,000,000	275,000,000
Quezon 2nd District Engineering Office	296,500,000	296,500,000
Quezon 3rd District Engineering Office	250,000,000	250,000,000
Quezon 4th District Engineering Office	353,000,000	353,000,000
Rizal 1st District Engineering Office	228,500,000	228,500,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	135
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 2nd District Engineering Office	130,000,000	130,000,000
Region IVB - MIMAROPA	1,622,000,000	1,622,000,000

Marinduque District Engineering Office	250,000,000	250,000,000
Mindoro Occidental District Engineering Office	250,000,000	250,000,000
Mindoro Oriental District Engineering Office	408,000,000	408,000,000
Palawan 1st District Engineering Office	10,000,000	10,000,000
Palawan 2nd District Engineering Office	92,000,000	92,000,000
Palawan 3rd District Engineering Office	25,000,000	25,000,000
Romblon District Engineering Office	377,000,000	377,000,000
Southern Mindoro District Engineering Office	210,000,000	210,000,000
Region V - Bicol	4,298,562,000	4,298,562,000

Albay 1st District Engineering Office	125,022,000	125,022,000
Albay 2nd District Engineering Office	174,544,000	174,544,000
Albay 3rd District Engineering Office	118,000,000	118,000,000
Camarines Norte District Engineering Office	84,000,000	84,000,000
Camarines Sur 1st District Engineering Office	145,000,000	145,000,000
Camarines Sur 2nd District Engineering Office	50,000,000	50,000,000
Camarines Sur 3rd District Engineering Office	129,000,000	129,000,000
Camarines Sur 4th District Engineering Office	319,000,000	319,000,000
Camarines Sur 5th District Engineering Office	60,000,000	60,000,000
Catanduanes District Engineering Office	144,000,000	144,000,000

136	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Masbate 1st District Engineering Office	15,000,000	15,000,000
Masbate 2nd District Engineering Office	165,000,000	165,000,000
Masbate 3rd District Engineering Office	88,000,000	88,000,000
Sorsogon 2nd District Engineering Office	1,340,000,000	1,340,000,000
Sorsogon District Engineering Office	1,341,996,000	1,341,996,000
Region VI - Western Visayas	3,753,746,000	3,753,746,000

Aklan District Engineering Office	297,885,000	297,885,000
Antique District Engineering Office	428,250,000	428,250,000
Bacolod City District Engineering Office	227,500,000	227,500,000
Capiz 1st District Engineering Office	160,000,000	160,000,000
Capiz 2nd District Engineering Office	191,000,000	191,000,000
Guimaras District Engineering Office	103,550,000	103,550,000
Iloilo 1st District Engineering Office	123,050,000	123,050,000
Iloilo 2nd District Engineering Office	796,611,000	796,611,000
Iloilo 3rd District Engineering Office	287,500,000	287,500,000
Iloilo 4th District Engineering Office	203,900,000	203,900,000
Iloilo 6th District Engineering Office	27,000,000	27,000,000
Iloilo City District Engineering Office	190,000,000	190,000,000
Negros Occidental 1st District Engineering Office	412,000,000	412,000,000
Negros Occidental 2nd District Engineering Office	152,500,000	152,500,000
Negros Occidental 3rd District Engineering Office	40,000,000	40,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	137
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 4th District Engineering Office	113,000,000	113,000,000
Region VII - Central Visayas	2,522,500,000	2,522,500,000

Bohol 1st District Engineering Office	378,500,000	378,500,000
Bohol 2nd District Engineering Office	198,000,000	198,000,000
Bohol 3rd District Engineering Office	304,000,000	304,000,000
Cebu 1st District Engineering Office	50,000,000	50,000,000
Cebu 2nd District Engineering Office	42,000,000	42,000,000
Cebu 3rd District Engineering Office	112,500,000	112,500,000
Cebu 4th District Engineering Office	35,000,000	35,000,000
Cebu 5th District Engineering Office	243,500,000	243,500,000
Cebu 6th District Engineering Office	557,000,000	557,000,000
Cebu 7th District Engineering Office	70,000,000	70,000,000
Cebu City District Engineering Office	268,000,000	268,000,000
Negros Oriental 1st District Engineering Office	171,000,000	171,000,000
Negros Oriental 2nd District Engineering Office	67,000,000	67,000,000
Siquijor District Engineering Office	26,000,000	26,000,000
Region VIII - Eastern Visayas	2,522,449,000	2,522,449,000

Biliran District Engineering Office	206,000,000	206,000,000
Eastern Samar District Engineering Office	102,551,000	102,551,000
Leyte 1st District Engineering Office	542,796,000	542,796,000
Leyte 2nd District Engineering Office	24,000,000	24,000,000
Leyte 3rd District Engineering Office	140,000,000	140,000,000
Leyte 4th District Engineering Office	250,000,000	250,000,000
Leyte 5th District Engineering Office	85,000,000	85,000,000
Northern Samar 1st District Engineering Office	461,051,000	461,051,000
Northern Samar 2nd District Engineering Office	153,551,000	153,551,000

138	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Samar 1st District Engineering Office	140,000,000	140,000,000
Samar 2nd District Engineering Office	98,000,000	98,000,000
Tacloban City District Engineering Office	319,500,000	319,500,000
Region IX - Zamboanga Peninsula	1,388,500,000	1,388,500,000

Isabela City District Engineering Office	167,000,000	167,000,000
Zamboanga City District Engineering Office	50,000,000	50,000,000
Zamboanga del Norte 1st District Engineering Office	157,000,000	157,000,000
Zamboanga del Norte 2nd District Engineering Office	183,500,000	183,500,000
Zamboanga del Norte 3rd District Engineering Office	124,000,000	124,000,000
Zamboanga del Norte 4th District Engineering Office	19,000,000	19,000,000
Zamboanga del Sur 1st District Engineering Office	152,000,000	152,000,000
Zamboanga del Sur 2nd District Engineering Office	157,000,000	157,000,000
Zamboanga Sibugay 1st District Engineering Office	247,000,000	247,000,000
Zamboanga Sibugay 2nd District Engineering Office	132,000,000	132,000,000
Region X - Northern Mindanao	3,122,897,000	3,122,897,000

Bukidnon 1st District Engineering Office	190,000,000	190,000,000
Bukidnon 2nd District Engineering Office	373,000,000	373,000,000
Bukidnon 3rd District Engineering Office	80,000,000	80,000,000
Cagayan de Oro City 1st District Engineering Office	60,000,000	60,000,000
Cagayan de Oro City 2nd District Engineering Office	102,000,000	102,000,000
Camiguin District Engineering Office	246,000,000	246,000,000
Iligan City District Engineering Office	53,000,000	53,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	139
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lanao del Norte 1st District Engineering Office	173,000,000	173,000,000
Lanao del Norte 2nd District Engineering Office	170,479,000	170,479,000
Misamis Occidental 2nd District Engineering Office	458,000,000	458,000,000
Misamis Occidental District Engineering Office	133,000,000	133,000,000
Misamis Oriental 1st District Engineering Office	457,418,000	457,418,000
Misamis Oriental 2nd District Engineering Office	627,000,000	627,000,000
Region XI - Davao	2,192,200,000	2,192,200,000

Davao City District Engineering Office	50,000,000	50,000,000
Davao de Oro 1st District Engineering Office	453,000,000	453,000,000
Davao de Oro 2nd District Engineering Office	260,000,000	260,000,000
Davao del Norte District Engineering Office	145,000,000	145,000,000
Davao del Sur District Engineering Office	612,000,000	612,000,000
Davao Occidental District Engineering Office	175,000,000	175,000,000
Davao Oriental 1st District Engineering Office	257,200,000	257,200,000
Davao Oriental 2nd District Engineering Office	240,000,000	240,000,000
Region XII - SOCCSKSARGEN	1,523,003,000	1,523,003,000

Cotabato 1st District Engineering Office	45,000,000	45,000,000
Cotabato 2nd District Engineering Office	138,000,000	138,000,000
Cotabato 3rd District Engineering Office	231,000,000	231,000,000
Cotabato City District Engineering Office	10,000,000	10,000,000
Sarangani District Engineering Office	369,000,000	369,000,000
South Cotabato 1st District Engineering Office	307,003,000	307,003,000
South Cotabato 2nd District Engineering Office	120,000,000	120,000,000
Sultan Kudarat 1st District Engineering Office	103,000,000	103,000,000
Sultan Kudarat 2nd District Engineering Office	200,000,000	200,000,000

140	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga	1,694,298,000	1,694,298,000

Agusan del Norte District Engineering Office	191,500,000	191,500,000
Agusan del Sur 1st District Engineering Office	100,000,000	100,000,000
Agusan del Sur 2nd District Engineering Office	133,598,000	133,598,000
Butuan City District Engineering Office	413,000,000	413,000,000
Dinagat Islands District Engineering Office	120,000,000	120,000,000
Surigao del Norte 1st District Engineering Office	260,000,000	260,000,000
Surigao del Norte 2nd District Engineering Office	120,000,000	120,000,000
Surigao del Sur 1st District Engineering Office	306,200,000	306,200,000
Surigao del Sur 2nd District Engineering Office	50,000,000	50,000,000
Basic Infrastructure Program (BIP) - Major/Strategic Public Buildings/Facilities	1,407,000,000	1,407,000,000

Basic Infrastructure Program (BIP) - Major/Strategic Public Buildings/Facilities	1,407,000,000	1,407,000,000

National Capital Region (NCR)	1,100,000,000	1,100,000,000

Central Office	935,000,000	935,000,000
Metro Manila 1st District Engineering Office	105,000,000	105,000,000
North Manila District Engineering Office	60,000,000	60,000,000
Region I - Ilocos	45,000,000	45,000,000

Ilocos Norte 2nd District Engineering Office	35,000,000	35,000,000
La Union 2nd District Engineering Office	5,000,000	5,000,000
Pangasinan 1st District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	5,000,000	5,000,000

Lower Kalinga District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	175,000,000	175,000,000

Isabela 2nd District Engineering Office	40,000,000	40,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	141
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Isabela 3rd District Engineering Office	45,000,000	45,000,000
Isabela 4th District Engineering Office	20,000,000	20,000,000
Nueva Vizcaya District Engineering Office	70,000,000	70,000,000
Region IVA - CALABARZON	17,000,000	17,000,000

Laguna 2nd District Engineering Office	17,000,000	17,000,000
Region V - Bicol	5,000,000	5,000,000

Albay 2nd District Engineering Office	5,000,000	5,000,000
Region VII - Central Visayas	5,000,000	5,000,000

Cebu 6th District Engineering Office	5,000,000	5,000,000
Region VIII - Eastern Visayas	15,000,000	15,000,000

Samar 1st District Engineering Office	15,000,000	15,000,000
Region XIII - Caraga	40,000,000	40,000,000

Dinagat Islands District Engineering Office	10,000,000	10,000,000
Surigao del Norte 2nd District Engineering Office	10,000,000	10,000,000
Surigao del Sur 1st District Engineering Office	20,000,000	20,000,000
Basic Infrastructure Program (BIP) - Evacuation Centers/Quarantine Facilities/ Public Health Facilities	3,439,500,000	3,439,500,000

Basic Infrastructure Program (BIP) - Evacuation Centers/Quarantine Facilities/ Public Health Facilities	3,439,500,000	3,439,500,000

National Capital Region (NCR)	2,016,500,000	2,016,500,000

Central Office	1,841,500,000	1,841,500,000
Metro Manila 3rd District Engineering Office	175,000,000	175,000,000
Region I - Ilocos	100,000,000	100,000,000

Pangasinan 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 4th District Engineering Office	50,000,000	50,000,000
Cordillera Administrative Region (CAR)	13,000,000	13,000,000

Ifugao 1st District Engineering Office	4,000,000	4,000,000
Ifugao 2nd District Engineering Office	9,000,000	9,000,000

142	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	100,000,000	100,000,000

Cagayan 1st District Engineering Office	5,000,000	5,000,000
Isabela 1st District Engineering Office	95,000,000	95,000,000
Region III - Central Luzon	405,000,000	405,000,000

Bulacan 1st District Engineering Office	270,000,000	270,000,000
Bulacan 2nd District Engineering Office	30,000,000	30,000,000
Bulacan 3rd District Engineering Office	15,000,000	15,000,000
Nueva Ecija 2nd District Engineering Office	15,000,000	15,000,000
Tarlac 2nd District Engineering Office	20,000,000	20,000,000
Tarlac District Engineering Office	55,000,000	55,000,000
Region IVA - CALABARZON	238,000,000	238,000,000

Batangas 3rd District Engineering Office	20,000,000	20,000,000
Batangas 4th District Engineering Office	10,000,000	10,000,000
Laguna 1st District Engineering Office	10,000,000	10,000,000
Laguna 2nd District Engineering Office	50,000,000	50,000,000
Quezon 1st District Engineering Office	98,000,000	98,000,000
Quezon 3rd District Engineering Office	50,000,000	50,000,000
Region V - Bicol	295,000,000	295,000,000

Camarines Norte District Engineering Office	50,000,000	50,000,000
Masbate 2nd District Engineering Office	120,000,000	120,000,000
Sorsogon 2nd District Engineering Office	60,000,000	60,000,000
Sorsogon District Engineering Office	65,000,000	65,000,000
Region VI - Western Visayas	32,000,000	32,000,000

Aklan District Engineering Office	17,000,000	17,000,000
Antique District Engineering Office	5,000,000	5,000,000
Negros Occidental 3rd District Engineering Office	10,000,000	10,000,000
Region VII - Central Visayas	80,000,000	80,000,000

Bohol 1st District Engineering Office	3,000,000	3,000,000
Bohol 3rd District Engineering Office	5,000,000	5,000,000
Cebu 6th District Engineering Office	60,000,000	60,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	143
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Oriental 1st District Engineering Office	12,000,000	12,000,000
Region VIII - Eastern Visayas	75,000,000	75,000,000

Eastern Samar District Engineering Office	75,000,000	75,000,000
Region IX - Zamboanga Peninsula	5,000,000	5,000,000

Zamboanga del Norte 1st District Engineering Office	5,000,000	5,000,000
Region X - Northern Mindanao	30,000,000	30,000,000

Misamis Occidental 1st District Engineering Office	30,000,000	30,000,000
Region XI - Davao	30,000,000	30,000,000

Davao City District Engineering Office	15,000,000	15,000,000
Davao del Sur District Engineering Office	5,000,000	5,000,000
Davao Occidental District Engineering Office	10,000,000	10,000,000
Region XIII - Caraga	20,000,000	20,000,000

Dinagat Islands District Engineering Office	10,000,000	10,000,000
Surigao del Norte 2nd District Engineering Office	10,000,000	10,000,000
Basic Infrastructure Program (BIP) - Public Water Supply System	3,556,246,000	3,556,246,000

Basic Infrastructure Program (BIP) - Public Water Supply System	3,556,246,000	3,556,246,000

National Capital Region (NCR)	1,040,500,000	1,040,500,000

Central Office	1,040,500,000	1,040,500,000
Region I - Ilocos	173,000,000	173,000,000

Pangasinan 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	63,000,000	63,000,000
Pangasinan 3rd District Engineering Office	100,000,000	100,000,000
Cordillera Administrative Region (CAR)	167,000,000	167,000,000

Abra District Engineering Office	160,000,000	160,000,000
Apayao 2nd District Engineering Office	7,000,000	7,000,000
Region II - Cagayan Valley	78,000,000	78,000,000

Batanes District Engineering Office	26,000,000	26,000,000
Cagayan 2nd District Engineering Office	10,000,000	10,000,000
Cagayan 3rd District Engineering Office	25,000,000	25,000,000

144	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Isabela 1st District Engineering Office	5,000,000	5,000,000
Isabela 4th District Engineering Office	12,000,000	12,000,000
Region III - Central Luzon	129,500,000	129,500,000

Bulacan 1st District Engineering Office	55,000,000	55,000,000
Nueva Ecija 1st District Engineering Office	29,500,000	29,500,000
Zambales 1st District Engineering Office	25,000,000	25,000,000
Zambales 2nd District Engineering Office	20,000,000	20,000,000
Region IVA - CALABARZON	372,000,000	372,000,000

Batangas 1st District Engineering Office	55,000,000	55,000,000
Batangas 2nd District Engineering Office	75,000,000	75,000,000
Batangas 3rd District Engineering Office	15,000,000	15,000,000
Batangas 4th District Engineering Office	68,000,000	68,000,000
Cavite 2nd District Engineering Office	5,000,000	5,000,000
Quezon 1st District Engineering Office	10,000,000	10,000,000
Quezon 2nd District Engineering Office	124,000,000	124,000,000
Rizal 1st District Engineering Office	20,000,000	20,000,000
Region IVB - MIMAROPA	15,000,000	15,000,000

Mindoro Occidental District Engineering Office	5,000,000	5,000,000
Romblon District Engineering Office	10,000,000	10,000,000
Region V - Bicol	182,300,000	182,300,000

Albay 1st District Engineering Office	8,300,000	8,300,000
Albay 2nd District Engineering Office	20,000,000	20,000,000
Albay 3rd District Engineering Office	10,000,000	10,000,000
Camarines Norte District Engineering Office	10,000,000	10,000,000
Camarines Sur 1st District Engineering Office	5,000,000	5,000,000
Camarines Sur 4th District Engineering Office	55,000,000	55,000,000
Catanduanes District Engineering Office	22,000,000	22,000,000
Masbate 3rd District Engineering Office	20,000,000	20,000,000
Sorsogon 2nd District Engineering Office	25,000,000	25,000,000
Sorsogon District Engineering Office	7,000,000	7,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	145
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	57,000,000	57,000,000

Aklan District Engineering Office	2,000,000	2,000,000
Antique District Engineering Office	25,000,000	25,000,000
Bacolod City District Engineering Office	5,000,000	5,000,000
Negros Occidental 1st District Engineering Office	5,000,000	5,000,000
Negros Occidental 2nd District Engineering Office	10,000,000	10,000,000
Negros Occidental 4th District Engineering Office	10,000,000	10,000,000
Region VII - Central Visayas	390,000,000	390,000,000

Cebu 2nd District Engineering Office	169,000,000	169,000,000
Cebu 4th District Engineering Office	78,000,000	78,000,000
Cebu 5th District Engineering Office	15,000,000	15,000,000
Cebu 7th District Engineering Office	126,000,000	126,000,000
Negros Oriental 1st District Engineering Office	2,000,000	2,000,000
Region VIII - Eastern Visayas	75,000,000	75,000,000

Leyte 3rd District Engineering Office	40,000,000	40,000,000
Leyte 4th District Engineering Office	30,000,000	30,000,000
Leyte 5th District Engineering Office	5,000,000	5,000,000
Region IX - Zamboanga Peninsula	34,500,000	34,500,000

Zamboanga del Norte 1st District Engineering Office	6,000,000	6,000,000
Zamboanga del Norte 2nd District Engineering Office	8,500,000	8,500,000
Zamboanga del Norte 3rd District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	504,673,000	504,673,000

Bukidnon 1st District Engineering Office	170,000,000	170,000,000
Bukidnon 2nd District Engineering Office	65,000,000	65,000,000
Bukidnon 3rd District Engineering Office	92,000,000	92,000,000
Lanao del Norte 1st District Engineering Office	25,000,000	25,000,000
Misamis Occidental 2nd District Engineering Office	30,000,000	30,000,000
Misamis Occidental District Engineering Office	32,000,000	32,000,000
Misamis Oriental 1st District Engineering Office	65,673,000	65,673,000
Misamis Oriental 2nd District Engineering Office	25,000,000	25,000,000

146	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI - Davao			205,000,000	205,000,000

Davao de Oro 1st District Engineering Office			90,000,000	90,000,000
Davao del Norte District Engineering Office			20,000,000	20,000,000
Davao del Sur District Engineering Office			55,000,000	55,000,000
Davao Occidental District Engineering Office			40,000,000	40,000,000
Region XII - SOCCSKSARGEN			64,773,000	64,773,000

Cotabato 2nd District Engineering Office			2,273,000	2,273,000
Cotabato 3rd District Engineering Office			10,000,000	10,000,000
Sarangani District Engineering Office			40,000,000	40,000,000
South Cotabato 1st District Engineering Office			12,500,000	12,500,000
Region XIII - Caraga			68,000,000	68,000,000

Agusan del Norte District Engineering Office			35,000,000	35,000,000
Dinagat Islands District Engineering Office			5,000,000	5,000,000
Surigao del Sur 1st District Engineering Office			23,000,000	23,000,000
Surigao del Sur 2nd District Engineering Office			5,000,000	5,000,000

Sub-total, Operations			1,048,801,608,000	1,048,801,608,000

Sub-total, Programs	12,117,847,000	6,891,860,000	1,053,451,790,000	1,072,461,497,000

PROJECTS
Locally-Funded Project(s)
Buildings and Other Structures - Multipurpose / Facilities - National Building Program			16,904,454,000	16,904,454,000

National Capital Region (NCR)			12,809,432,000	12,809,432,000

Central Office			12,579,432,000	12,579,432,000
Las Piñas-Muntinlupe District Engineering Office			10,000,000	10,000,000
Metro Manila 1st District Engineering Office			80,000,000	80,000,000
Metro Manila 2nd District Engineering Office			30,000,000	30,000,000
Metro Manila 3rd District Engineering Office			25,000,000	25,000,000
North Manila District Engineering Office			50,000,000	50,000,000
Quezon City 2nd District Engineering Office			25,000,000	25,000,000
South Manila District Engineering Office			10,000,000	10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	147
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	180,000,000	180,000,000

Benguet 1st District Engineering Office	50,000,000	50,000,000
Lower Kalinga District Engineering Office	130,000,000	130,000,000
Region II - Cagayan Valley	229,500,000	229,500,000

Batanes District Engineering Office	50,000,000	50,000,000
Cagayan 3rd District Engineering Office	115,500,000	115,500,000
Isabela 1st District Engineering Office	10,000,000	10,000,000
Isabela 2nd District Engineering Office	19,000,000	19,000,000
Nueva Vizcaya District Engineering Office	30,000,000	30,000,000
Quirino District Engineering Office	5,000,000	5,000,000
Region III - Central Luzon	217,860,000	217,860,000

Bataan 2nd District Engineering Office	20,000,000	20,000,000
Bulacan 2nd District Engineering Office	105,000,000	105,000,000
Nueva Ecija 2nd District Engineering Office	37,860,000	37,860,000
Pampanga 1st District Engineering Office	5,000,000	5,000,000
Tarlac 2nd District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	341,000,000	341,000,000

Batangas 1st District Engineering Office	50,000,000	50,000,000
Batangas 3rd District Engineering Office	50,000,000	50,000,000
Batangas 4th District Engineering Office	50,000,000	50,000,000
Cavite Third District Engineering Office	40,000,000	40,000,000
Laguna 3rd District Engineering Office	16,000,000	16,000,000
Quezon 2nd District Engineering Office	50,000,000	50,000,000
Quezon 4th District Engineering Office	35,000,000	35,000,000
Rizal 2nd District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	66,657,000	66,657,000

Mindoro Occidental District Engineering Office	10,000,000	10,000,000
Palawan 2nd District Engineering Office	35,000,000	35,000,000
Palawan 3rd District Engineering Office	21,657,000	21,657,000

148	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	655,624,000	655,624,000

Albay 2nd District Engineering Office	5,000,000	5,000,000
Camarines Sur 1st District Engineering Office	230,000,000	230,000,000
Camarines Sur 2nd District Engineering Office	30,000,000	30,000,000
Camarines Sur 3rd District Engineering Office	59,198,000	59,198,000
Camarines Sur 4th District Engineering Office	63,000,000	63,000,000
Camarines Sur 5th District Engineering Office	50,000,000	50,000,000
Catanduanes District Engineering Office	6,918,000	6,918,000
Masbate 1st District Engineering Office	50,000,000	50,000,000
Masbate 2nd District Engineering Office	100,000,000	100,000,000
Masbate 3rd District Engineering Office	11,508,000	11,508,000
Sorsogon 2nd District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	351,282,000	351,282,000

Aklan District Engineering Office	10,000,000	10,000,000
Antique District Engineering Office	50,000,000	50,000,000
Capiz 1st District Engineering Office	40,000,000	40,000,000
Capiz 2nd District Engineering Office	5,000,000	5,000,000
Guimaras District Engineering Office	60,000,000	60,000,000
Iloilo 3rd District Engineering Office	12,682,000	12,682,000
Iloilo City District Engineering Office	10,000,000	10,000,000
Negros Occidental 1st District Engineering Office	15,000,000	15,000,000
Negros Occidental 2nd District Engineering Office	100,000,000	100,000,000
Negros Occidental 3rd District Engineering Office	40,000,000	40,000,000
Negros Occidental 4th District Engineering Office	8,600,000	8,600,000
Region VII - Central Visayas	669,000,000	669,000,000

Bohol 1st District Engineering Office	30,000,000	30,000,000
Bohol 2nd District Engineering Office	20,000,000	20,000,000
Bohol 3rd District Engineering Office	30,000,000	30,000,000
Cebu City District Engineering Office	220,000,000	220,000,000
Cebu 2nd District Engineering Office	40,000,000	40,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	149
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cebu 4th District Engineering Office	30,000,000	30,000,000
Cebu 5th District Engineering Office	5,000,000	5,000,000
Cebu 6th District Engineering Office	30,000,000	30,000,000
Cebu 7th District Engineering Office	100,000,000	100,000,000
Negros Oriental 3rd District Engineering Office	50,000,000	50,000,000
Siquijor District Engineering Office	114,000,000	114,000,000
Region VIII - Eastern Visayas	300,000,000	300,000,000

Biliran District Engineering Office	150,000,000	150,000,000
Eastern Samar District Engineering Office	20,000,000	20,000,000
Leyte 2nd District Engineering Office	40,000,000	40,000,000
Leyte 3rd District Engineering Office	50,000,000	50,000,000
Southern Leyte 1st District Engineering Office	15,000,000	15,000,000
Tacloban City District Engineering Office	25,000,000	25,000,000
Region IX - Zamboanga Peninsula	167,744,000	167,744,000

Zamboanga del Norte 1st District Engineering Office	5,000,000	5,000,000
Zamboanga del Norte 4th District Engineering Office	20,000,000	20,000,000
Zamboanga del Sur 1st District Engineering Office	30,000,000	30,000,000
Zamboanga del Sur 2nd District Engineering Office	112,744,000	112,744,000
Region X - Northern Mindanao	390,000,000	390,000,000

Bukidnon 1st District Engineering Office	45,000,000	45,000,000
Bukidnon 2nd District Engineering Office	120,000,000	120,000,000
Bukidnon 3rd District Engineering Office	10,000,000	10,000,000
Cagayan de Oro City 1st District Engineering Office	15,000,000	15,000,000
Camiguin District Engineering Office	50,000,000	50,000,000
Misamis Occidental District Engineering Office	50,000,000	50,000,000
Misamis Oriental 1st District Engineering Office	50,000,000	50,000,000
Misamis Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region XI - Davao	196,000,000	196,000,000

Davao de Oro 1st District Engineering Office	70,000,000	70,000,000
Davao de Oro 2nd District Engineering Office	16,000,000	16,000,000

150	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Davao del Norte District Engineering Office	70,000,000	70,000,000
Davao Occidental District Engineering Office	30,000,000	30,000,000
Davao Oriental 1st District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	175,600,000	175,600,000

Cotabato 3rd District Engineering Office	45,000,000	45,000,000
Sarangani District Engineering Office	85,000,000	85,000,000
Sultan Kudarat 2nd District Engineering Office	45,600,000	45,600,000
Region XIII - Caraga	154,755,000	154,755,000

Agusan del Sur 1st District Engineering Office	35,624,000	35,624,000
Butuan City District Engineering Office	45,000,000	45,000,000
Dinagat Islands District Engineering Office	20,000,000	20,000,000
Surigao del Norte 2nd District Engineering Office	50,000,000	50,000,000
Surigao del Sur 1st District Engineering Office	4,131,000	4,131,000
Public-Private Partnership Strategic Support Fund (including ROW, and Variations)	1,398,496,000	1,398,496,000

National Capital Region (NCR)	1,398,496,000	1,398,496,000

Central Office	1,398,496,000	1,398,496,000

Sub-total, Locally-Funded Project(s)	18,302,950,000	18,302,950,000

Foreign Assisted-Project(s)
Mindanao Transport Connectivity Improvement Project, World Bank-Assisted	334,586,000	334,586,000

National Capital Region (NCR)	334,586,000	334,586,000

Central Office	334,586,000	334,586,000

GOP Counterpart	334,586,000	334,586,000
Reconstruction and Development Plan for Greater Marawi, Stage 2, (Bangon Marawi Output 2) ADB Loan No. 3769-PHI	377,018,000	377,018,000

National Capital Region (NCR)	377,018,000	377,018,000

Central Office	377,018,000	377,018,000

GOP Counterpart	34,059,000	34,059,000
Loan Proceeds	342,959,000	342,959,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	151
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Central Luzon Link Expressway (CLLEX),
Phase I, La Paz, Tarlac to Cabanatuan City,
JICA Loan No. PH - P249	24,760,000	24,760,000

National Capital Region (NCR)	24,760,000	24,760,000

Central Office	24,760,000	24,760,000

GOP Counterpart	24,760,000	24,760,000
Arterial Road Bypass Construction Project, Phase III, JICA Loan No. PH - P266	119,677,000	119,677,000

National Capital Region (NCR)	119,677,000	119,677,000

Central Office	119,677,000	119,677,000

GOP Counterpart	66,692,000	66,692,000
Loan Proceeds	52,985,000	52,985,000
Davao City Bypass Construction Project, (South and Center Sections), Package I, JICA Loan No. PH-P261	253,578,000	253,578,000

National Capital Region (NCR)	253,578,000	253,578,000

Central Office	253,578,000	253,578,000

GOP Counterpart	69,773,000	69,773,000
Loan Proceeds	183,805,000	183,805,000
Philippines-Korea Project Preparation Facility (PK-PPF), KEDCF Loan No. PHL - 20, Roads and Bridges Facility	112,102,000	112,102,000

National Capital Region (NCR)	112,102,000	112,102,000

Central Office	112,102,000	112,102,000

GOP Counterpart	20,176,000	20,176,000
Loan Proceeds	91,926,000	91,926,000
Cebu-Mactan Bridge (4th Bridge) and Coastal Road Construction Project JICA, Loan No. PH - P274	1,227,724,000	1,227,724,000

National Capital Region (NCR)	1,227,724,000	1,227,724,000

Central Office	1,227,724,000	1,227,724,000

GOP Counterpart	1,014,865,000	1,014,865,000
Loan Proceeds	212,859,000	212,859,000
Panay-Guimaras-Negros (PGN) Island Bridges Project, KEDCF Loan No. PHL - 23	96,009,000	96,009,000

National Capital Region (NCR)	96,009,000	96,009,000

152	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Central Office	96,009,000	96,009,000

GOP Counterpart	96,009,000	96,009,000
Dalton Pass East Alignment Road Project (East Dalton ByPass Project) - JICA Loan No. PH - P280	80,611,000	80,611,000

National Capital Region (NCR)	80,611,000	80,611,000

Central Office	80,611,000	80,611,000

GOP Counterpart	80,611,000	80,611,000
Bataan-Cavite Interlink Bridge (BCIB) Project, ADB Loan No. 4432 - PHI	2,145,662,000	2,145,662,000

National Capital Region (NCR)	2,145,662,000	2,145,662,000

Central Office	2,145,662,000	2,145,662,000

GOP Counterpart	1,357,337,000	1,357,337,000
Loan Proceeds	788,325,000	788,325,000
Laguna-Lakeshore Road Network (LLRN) Project, ADB	1,078,241,000	1,078,241,000

National Capital Region (NCR)	1,078,241,000	1,078,241,000

Central Office	1,078,241,000	1,078,241,000

GOP Counterpart	1,078,241,000	1,078,241,000
Infrastructure Preparation and Innovation Facility (IPIF), Additional Financing, Output 1: Roads and Bridges ADB Loan No. 3886 - PHI	1,380,000	1,380,000

National Capital Region (NCR)	1,380,000	1,380,000

Central Office	1,380,000	1,380,000

GOP Counterpart	1,380,000	1,380,000
Panglao Island-Tagbilaran City Offshore Bridge Connector (PTCOBC), Main Bridge and Dupinga Bridge, Proposed for French ODA	126,496,000	126,496,000

National Capital Region (NCR)	126,496,000	126,496,000

Central Office	126,496,000	126,496,000

GOP Counterpart	126,496,000	126,496,000
Davao City Bypass Construction Project (II) (South and Center Sections), Package I, JICA Loan No. PH-P273	810,904,000	810,904,000

National Capital Region (NCR)	810,904,000	810,904,000

Central Office	810,904,000	810,904,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	153
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GOP Counterpart	255,347,000	255,347,000
Loan Proceeds	555,557,000	555,557,000
Infrastructure Preparation and Innovation Facility (IPIF), 2nd Additional Financing Output 1: Roads and Bridges, ADB Loan No. 4424 - PHI	310,834,000	310,834,000

National Capital Region (NCR)	310,834,000	310,834,000

Central Office	310,834,000	310,834,000

GOP Counterpart	145,435,000	145,435,000
Loan Proceeds	165,399,000	165,399,000
Davao City Bypass Construction Project (II) (South and Center Sections), Package I, JICA Proposed Supplemental Loan	145,481,000	145,481,000

National Capital Region (NCR)	145,481,000	145,481,000

Central Office	145,481,000	145,481,000

GOP Counterpart	145,481,000	145,481,000
Central Mindanao High Standard Highway, Cagayan de Oro-Malaybalay Section, JICA-Assisted	5,114,000	5,114,000

National Capital Region (NCR)	5,114,000	5,114,000

Central Office	5,114,000	5,114,000

GOP Counterpart	5,114,000	5,114,000
Consolacion - Liloan Bypass Road Project, KEXIM-Assisted	7,874,000	7,874,000

National Capital Region (NCR)	7,874,000	7,874,000

Central Office	7,874,000	7,874,000

GOP Counterpart	7,874,000	7,874,000
Improving Growth Corridors in Mindanao Road Sector Project (IGCMRSP), ADB Loan No. 3631-PHI	964,718,000	964,718,000

National Capital Region (NCR)	964,718,000	964,718,000

Central Office	964,718,000	964,718,000

GOP Counterpart	501,143,000	501,143,000
Loan Proceeds	463,575,000	463,575,000
Samar Pacific Coastal Road, Phase II, (SPCR 2), KEDCF-Assisted	58,673,000	58,673,000

National Capital Region (NCR)	58,673,000	58,673,000

154	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Central Office	58,673,000	58,673,000

GOP Counterpart	58,673,000	58,673,000
Metro Manila Interchange Construction Project, Phase VI (JICA Loan No. PH-P258)	85,204,000	85,204,000

National Capital Region (NCR)	85,204,000	85,204,000

Central Office	85,204,000	85,204,000

GOP Counterpart	65,663,000	65,663,000
Loan Proceeds	19,541,000	19,541,000
Road Network Development Project in Conflict-Affected Areas in Mindanao (RNDP-CAAM) JICA Loan PH-F-P1	244,789,000	244,789,000

National Capital Region (NCR)	244,789,000	244,789,000

Central Office	244,789,000	244,789,000

GOP Counterpart	81,101,000	81,101,000
Loan Proceeds	163,688,000	163,688,000
Metro Manila Priority Bridges Seismic Improvement Project (MMPBSIP) JICA Loan No. PH-P260	600,851,000	600,851,000

National Capital Region (NCR)	600,851,000	600,851,000

Central Office	600,851,000	600,851,000

GOP Counterpart	258,262,000	258,262,000
Loan Proceeds	342,589,000	342,589,000
Priority Bridges Crossing Pasig-Marikina River and Manggahan Floodway Bridges Construction Project, under China Government Financing Facility CEXIM Loan Nos. PBC20220200569 and PBC20220210570 and CIDCA Loan Nos. GCL20220100767 and GCL20220110768	1,823,435,000	1,823,435,000

National Capital Region (NCR)	1,823,435,000	1,823,435,000

Central Office	1,823,435,000	1,823,435,000

GOP Counterpart	1,626,508,000	1,626,508,000
Loan Proceeds	196,927,000	196,927,000
Samal Island-Davao City Connector (SIDC) Project, CEXIM Loan No. GCL20220060763	1,264,202,000	1,264,202,000

National Capital Region (NCR)	1,264,202,000	1,264,202,000

Central Office	1,264,202,000	1,264,202,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	155
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GOP Counterpart	515,221,000	515,221,000
Loan Proceeds	748,981,000	748,981,000
China Aid Localized Project for Davao River Bridge (Bucana Bridge)	53,825,000	53,825,000

National Capital Region (NCR)	53,825,000	53,825,000

Central Office	53,825,000	53,825,000

GOP Counterpart	53,825,000	53,825,000
Accelerated Bridge Construction Project for Greater Economic Mobility and Calamity Response, Proposed for French ODA	609,000	609,000

National Capital Region (NCR)	609,000	609,000

Central Office	609,000	609,000

GOP Counterpart	609,000	609,000
2nd San Juanico Bridge Project, JICA-Assisted	109,899,000	109,899,000

National Capital Region (NCR)	109,899,000	109,899,000

Central Office	109,899,000	109,899,000

GOP Counterpart	109,899,000	109,899,000
Metro Manila Bridges Project, ADB Loan No. 4168-PHI	338,222,000	338,222,000

National Capital Region (NCR)	338,222,000	338,222,000

Central Office	338,222,000	338,222,000

GOP Counterpart	338,222,000	338,222,000
Metro Manila Flood Management Project, Phase I (MMFMP1), AIIB Loan No. 000023-1-PHL	1,615,369,000	1,615,369,000

National Capital Region (NCR)	1,615,369,000	1,615,369,000

Central Office	1,615,369,000	1,615,369,000

GOP Counterpart	806,774,000	806,774,000
Loan Proceeds	808,595,000	808,595,000
Metro Manila Flood Management Project, Phase I (MMFMP1), IBRD Loan No. 8784-PH	837,237,000	837,237,000

National Capital Region (NCR)	837,237,000	837,237,000

Central Office	837,237,000	837,237,000

156	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GOP Counterpart	837,237,000	837,237,000
Flood Risk Management Project for Cagayan de Oro River JICA Loan No. PH-P259	505,526,000	505,526,000

National Capital Region (NCR)	505,526,000	505,526,000

Central Office	505,526,000	505,526,000

GOP Counterpart	505,526,000	505,526,000
Cavite Industrial Area Flood Risk Management Project (CIA-FRMP), JICA Loan No. PH-P265	1,990,598,000	1,990,598,000

National Capital Region (NCR)	1,990,598,000	1,990,598,000

Central Office	1,990,598,000	1,990,598,000

GOP Counterpart	1,776,482,000	1,776,482,000
Loan Proceeds	214,116,000	214,116,000
Pasig - Marikina River Channel Improvement Project (PMRCIP), Phase IV, JICA Loan No. PH - P271	2,555,811,000	2,555,811,000

National Capital Region (NCR)	2,555,811,000	2,555,811,000

Central Office	2,555,811,000	2,555,811,000

GOP Counterpart	1,650,980,000	1,650,980,000
Loan Proceeds	904,831,000	904,831,000
Philippines-Korea Project Preparation Facility (PK-PPF), KEDCF Loan No. PHL-20, Output 2 (Flood Control)	246,629,000	246,629,000

National Capital Region (NCR)	246,629,000	246,629,000

Central Office	246,629,000	246,629,000

GOP Counterpart	92,115,000	92,115,000
Loan Proceeds	154,514,000	154,514,000
Infrastructure Preparation and Innovation Facility (IPIF), Additional Financing, Output 2 (Water Projects) ADB L/A No. 3886 - PHI	104,051,000	104,051,000

National Capital Region (NCR)	104,051,000	104,051,000

Central Office	104,051,000	104,051,000

Loan Proceeds	104,051,000	104,051,000
Integrated Flood Resilience and Adaptation 1 (InFRA I) Project, ADB Loan No. 4345-PHI	1,116,276,000	1,116,276,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	157
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)						1,116,276,000		1,116,276,000

Central Office						1,116,276,000		1,116,276,000

GOP Counterpart						564,714,000		564,714,000
Loan Proceeds						551,562,000		551,562,000
Infrastructure Preparation and Innovation Facility (IPIF), 2nd Additional Financing, Output 2-Water Projects ADB Loan No. 4424 - PHI						235,451,000		235,451,000

National Capital Region (NCR)						235,451,000		235,451,000

Central Office						235,451,000		235,451,000

GOP Counterpart						50,889,000		50,889,000
Loan Proceeds						184,562,000		184,562,000
Philippine Seismic Risk Reduction and Resilience Project (PSRRRP), IBRD Loan No. 9251-PH						990,574,000		990,574,000

National Capital Region (NCR)						990,574,000		990,574,000

Central Office						990,574,000		990,574,000

GOP Counterpart						79,158,000		79,158,000
Loan Proceeds						911,416,000		911,416,000

Sub-total, Foreign-Assisted Project(s)						23,000,000,000		23,000,000,000

Sub-total, Project(s)						41,302,950,000		41,302,950,000

TOTAL NEW APPROPRIATIONS	₱	12,117,847,000	₱	6,891,860,000	₱	1,094,754,740,000	₱	1,113,764,447,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								8,866,948

Total Permanent Positions								8,866,948

Other Compensation Common to All
Personnel Economic Relief Allowance								482,328
Representation Allowance								42,132
Transportation Allowance								39,696
Clothing and Uniform Allowance								140,679

158	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mid-Year Bonus - Civilian	738,906
Year End Bonus	738,906
Cash Gift	100,485
Step Increment	22,169
Productivity Enhancement Incentive	100,485

Total Other Compensation Common to All	2,405,786

Other Benefits
PAG-IBIG Contributions	48,239
PhilHealth Contributions	219,775
Employees Compensation Insurance Premiums	24,124
Loyalty Award-Civilian	18,665
Terminal Leave	458,845

Total Other Benefits	769,648

Non-Permanent Positions	75,465

Total Personnel Services	12,117,847

Maintenance and Other Operating Expenses
Travelling Expenses	169,933
Training and Scholarship Expenses	106,858
Supplies and Materials Expenses	349,448
Utility Expenses	330,274
Communication Expenses	199,424
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,638
Professional Services	22,593
General Services	193,366
Repairs and Maintenance	5,020,105
Taxes, Insurance Premiums and Other Fees	144,031
Other Maintenance and Operating Expenses
Advertising Expenses	3,810
Printing and Publication Expenses	12,340
Representation Expenses	3,554
Transportation and Delivery Expenses	22,808
Rent/Lease Expenses	42,788
Membership Dues and Contributions to Organizations	2,173
Subscription Expenses	189,351
Other Maintenance and Operating Expense	70,366

Total Maintenance and Other Operating Expenses	6,891,860

Total Current Operating Expenditures	19,009,707

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	981,242,513
Buildings and Other Structures	113,056,748
Machinery and Equipment Outlay	455,479

Total Capital Outlays	1,094,754,740

TOTAL NEW APPROPRIATIONS	1,113,764,447

DECEMBER 30, 2024	OFFICIAL GAZETTE	159
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GENERAL SUMMARY

DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	12,117,847,000	₱	6,891,860,000	₱	1,094,754,740,000	₱	1,113,764,447,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	₱	12,117,847,000	₱	6,891,860,000	₱	1,094,754,740,000	₱	1,113,764,447,000

160	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXII. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	7,750,123,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	173,173,000	₱	208,586,000	₱	50,000,000	₱	431,759,000
Support to Operations		46,583,000		42,959,000				89,542,000
Operations		696,071,000		5,955,975,000		466,895,000		7,118,941,000

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM				3,584,140,000				3,584,140,000
S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT		696,071,000		2,371,835,000		466,895,000		3,534,801,000

Total, Regular Programs		915,827,000		6,207,520,000		516,895,000		7,640,242,000

B. PROJECT(S)
Locally-Funded Project(s)						109,881,000		109,881,000

Total, Project(s)						109,881,000		109,881,000

TOTAL NEW APPROPRIATIONS	₱	915,827,000	₱	6,207,520,000	₱	626,776,000	₱	7,750,123,000

Special Provision(s)

1. Priority Research Program. The DOST, in coordination with the CCC, NEDA, and DILG, shall give priority to research on disaster risk reduction and climate change adaptation and mitigation, including climate impact models and climate-related technologies, to ensure that policy and technology development and application are consistent with local and international development initiatives and are based on science and contribute to resilience-building, promote inclusive and sustainable industrialization, and foster innovation.

The DOST shall also facilitate research on integrated approaches for an efficient shift to a low-carbon development.

2. Reporting and Posting Requirements. The DOST shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOST’s website.

The DOST shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	161
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	156,381,000	₱	208,586,000	50,000,000	₱	414,967,000

National Capital Region (NCR)		156,381,000		208,586,000	50,000,000		414,967,000

Central Office		156,381,000		208,586,000	50,000,000		414,967,000
Administration of Personnel Benefits		16,792,000					16,792,000

National Capital Region (NCR)		2,682,000					2,682,000

Central Office		2,682,000					2,682,000
Region IVA - CALABARZON		2,121,000					2,121,000

Regional Office - IVA		2,121,000					2,121,000
Region IVB - MIMAROPA		3,600,000					3,600,000

Regional Office - IVB		3,600,000					3,600,000
Region VII - Central Visayas		2,773,000					2,773,000

Regional Office - VII		2,773,000					2,773,000
Region VIII - Eastern Visayas		1,347,000					1,347,000

Regional Office - VIII		1,347,000					1,347,000
Region X - Northern Mindanao		3,591,000					3,591,000

Regional Office - X		3,591,000					3,591,000
Region XI - Davao		678,000					678,000

Regional Office - XI		678,000					678,000

Sub-total, General Administration and Support		173,173,000		208,586,000	50,000,000		431,759,000

Support to Operations
Planning, Policy Formulation, Monitoring, Evaluation and Management Information Services		46,583,000		2,990,000			49,573,000

National Capital Region (NCR)		46,583,000		2,990,000			49,573,000

Central Office		46,583,000		2,990,000			49,573,000

Conduct of Scientific and Technological Conferences and Exhibitions and International/Local Science and Technological Networking and Other Related Activities				2,422,000			2,422,000

National Capital Region (NCR)				2,422,000			2,422,000

Central Office				2,422,000			2,422,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Health Technology Assessment		37,547,000		37,547,000

National Capital Region (NCR)		37,547,000		37,547,000

Central Office		37,547,000		37,547,000

Sub-total, Support to Operations	46,583,000	42,959,000		89,542,000

Operations
STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM		3,584,140,000		3,584,140,000

Support to the Harmonized National S&T Agenda		3,584,140,000		3,584,140,000

National Capital Region (NCR)		3,584,140,000		3,584,140,000

Central Office		3,584,140,000		3,584,140,000
S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT	696,071,000	2,371,835,000	466,895,000	3,534,801,000

Diffusion and Transfer of Knowledge and Technologies and Other Related Projects and Activities		1,986,565,000		1,986,565,000

National Capital Region (NCR)		162,145,000		162,145,000

Regional Office - NCR		162,145,000		162,145,000
Region I - Ilocos		88,383,000		88,383,000

Regional Office - I		88,383,000		88,383,000
Cordillera Administrative Region (CAR)		95,477,000		95,477,000

Regional Office - CAR		95,477,000		95,477,000
Region II - Cagayan Valley		168,290,000		168,290,000

Regional Office - II		168,290,000		168,290,000
Region III - Central Luzon		167,873,000		167,873,000

Regional Office - III		167,873,000		167,873,000
Region IVA - CALABARZON		151,115,000		151,115,000

Regional Office - IVA		151,115,000		151,115,000
Region IVB - MIMAROPA		98,949,000		98,949,000

Regional Office - IVB		98,949,000		98,949,000
Region V - Bicol		88,693,000		88,693,000

Regional Office - V		88,693,000		88,693,000
Region VI - Western Visayas		136,167,000		136,167,000

Regional Office - VI		136,167,000		136,167,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	163
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region VII - Central Visayas		139,589,000		139,589,000

Regional Office - VII		139,589,000		139,589,000
Region VIII - Eastern Visayas		113,861,000		113,861,000

Regional Office - VIII		113,861,000		113,861,000
Region IX - Zamboanga Peninsula		152,945,000		152,945,000

Regional Office - IX		152,945,000		152,945,000
Region X - Northern Mindanao		109,676,000		109,676,000

Regional Office - X		109,676,000		109,676,000
Region XI - Davao		97,727,000		97,727,000

Regional Office - XI		97,727,000		97,727,000
Region XII - SOCCSKSARGEN		108,688,000		108,688,000

Regional Office - XII		108,688,000		108,688,000
Region XIII - Caraga		106,987,000		106,987,000

Regional Office - XIII		106,987,000		106,987,000
Enhancement of Science and Technology Projects/Activities	696,071,000	385,270,000	466,895,000	1,548,236,000

National Capital Region (NCR)	34,647,000	10,997,000		45,644,000

Regional Office - NCR	34,647,000	10,997,000		45,644,000
Region I - Ilocos	32,427,000	24,774,000		57,201,000

Regional Office - I	32,427,000	24,774,000		57,201,000
Cordillera Administrative Region (CAR)	53,382,000	26,858,000		80,240,000

Regional Office - CAR	53,382,000	26,858,000		80,240,000
Region II - Cagayan Valley	39,791,000	17,629,000		57,420,000

Regional Office - II	39,791,000	17,629,000		57,420,000
Region III - Central Luzon	67,724,000	21,708,000	6,875,000	96,307,000

Regional Office - III	67,724,000	21,708,000	6,875,000	96,307,000
Region IVA - CALABARZON	50,098,000	26,812,000		76,910,000

Regional Office - IVA	50,098,000	26,812,000		76,910,000
Region IVB - MIMAROPA	41,193,000	15,156,000	24,000,000	80,349,000

Regional Office - IVB	41,193,000	15,156,000	24,000,000	80,349,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol		56,695,000		29,946,000				86,641,000

Regional Office - V		56,695,000		29,946,000				86,641,000
Region VI - Western Visayas		46,032,000		24,652,000		10,000,000		80,684,000

Regional Office - VI		46,032,000		24,652,000		10,000,000		80,684,000
Region VII - Central Visayas		44,723,000		25,900,000				70,623,000

Regional Office - VII		44,723,000		25,900,000				70,623,000
Region VIII - Eastern Visayas		47,702,000		23,205,000		80,000,000		150,907,000

Regional Office - VIII		47,702,000		23,205,000		80,000,000		150,907,000
Region IX - Zamboanga Peninsula		29,477,000		31,388,000				60,865,000

Regional Office - IX		29,477,000		31,388,000				60,865,000
Region X - Northern Mindanao		50,231,000		25,742,000		116,730,000		192,703,000

Regional Office - X		50,231,000		25,742,000		116,730,000		192,703,000
Region XI - Davao		40,463,000		26,036,000		229,290,000		295,789,000

Regional Office - XI		40,463,000		26,036,000		229,290,000		295,789,000
Region XII - SOCCSKSARGEN		30,428,000		30,834,000				61,262,000

Regional Office - XII		30,428,000		30,834,000				61,262,000
Region XIII - Caraga		31,058,000		23,633,000				54,691,000

Regional Office - XIII		31,058,000		23,633,000				54,691,000

Sub-total, Operations		696,071,000		5,955,975,000		466,895,000		7,118,941,000

Total, Regular Programs		915,827,000		6,207,520,000		516,895,000		7,640,242,000

PROJECT(S)
Locally-Funded Project(s)
DOST NCR Science and Technology Resource and Incubation Center (STRIC)						109,881,000		109,881,000

National Capital Region (NCR)						109,881,000		109,881,000

Regional Office - NCR						109,881,000		109,881,000

Sub-Total, Locally-Funded Project(s)						109,881,000		109,881,000

Total, Project(s)						109,881,000		109,881,000

TOTAL NEW APPROPRIATIONS	₱	915,827,000	₱	6,207,520,000	₱	626,776,000	₱	7,750,123,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	165
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	521,010

Total Permanent Positions	521,010

Other Compensation Common to All
Personnel Economic Relief Allowance	19,920
Representation Allowance	11,334
Transportation Allowance	10,686
Clothing and Uniform Allowance	5,810
Mid-Year Bonus - Civilian	43,419
Year End Bonus	43,419
Cash Gift	4,150
Productivity Enhancement Incentive	4,150
Step Increment	1,300

Total Other Compensation Common to All	144,188

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	217,474

Total Other Compensation for Specific Groups	217,474

Other Benefits
PAG-IBIG Contributions	1,994
PhilHealth Contributions	12,473
Employees Compensation Insurance Premiums	996
Loyalty Award - Civilian	900
Terminal Leave	16,792

Total Other Benefits	33,155

Total Personnel Services	915,827

Maintenance and Other Operating Expenses
Travelling Expenses	40,315
Training and Scholarship Expenses	18,172
Supplies and Materials Expenses	77,190
Utility Expenses	47,816
Communication Expenses	15,098
Awards/Rewards and Prizes	514
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,366
Professional Services	154,542

166	OFFICIAL GAZETTE	VOL. 120, NO. 53
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General Services	97,289
Repairs and Maintenance	31,239
Financial Assistance/Subsidy	5,570,705
Taxes, Insurance Premiums and Other Fees	10,547
Other Maintenance and Operating Expenses
Advertising Expenses	651
Printing and Publication Expenses	2,227
Representation Expenses	14,173
Transportation and Delivery Expenses	354
Rent/Lease Expenses	8,605
Membership Dues and Contributions to Organizations	701
Subscription Expenses	981
Other Maintenance and Operating Expenses	112,035

Total Maintenance and Other Operating Expenses	6,207,520

Total Current Operating Expenditures	7,123,347

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	576,776
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	30,000

Total Capital Outlays	626,776

TOTAL NEW APPROPRIATIONS	7,750,123

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

For general administration and support, and operations, as indicated hereunder							₱	382,101,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	31,732,000	₱	29,541,000	₱	2,750,000	₱	64,023,000
Operations		42,401,000		275,677,000				318,078,000

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		42,401,000		127,445,000				169,846,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM				148,232,000				148,232,000

TOTAL NEW APPROPRIATIONS	₱	74,133,000	₱	305,218,000	₱	2,750,000	₱	382,101,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	167
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Special Provision(s)

1. Reporting and Posting Requirements. The Advanced Science and Technology Institute (ASTI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ASTI’s website.

The ASTI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,732,000	₱	29,541,000	₱	2,750,000	₱	64,023,000

Sub-total, General Administration and Support		31,732,000		29,541,000		2,750,000		64,023,000

Operations
ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		42,401,000		127,445,000				169,846,000

Scientific Research and Development in the Advanced Fields of Studies including Microelectronics and Information Technology		42,401,000		127,445,000				169,846,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM				148,232,000				148,232,000

Technical Transfer Through Diffusion and Commercialization				148,232,000				148,232,000

Sub-total, Operations		42,401,000		275,677,000				318,078,000

TOTAL NEW APPROPRIATIONS	₱	74,133,000	₱	305,218,000	₱	2,750,000	₱	382,101,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,314

Total Permanent Positions	44,314

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GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	2,016
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	588
Mid-Year Bonus - Civilian	3,693
Year End Bonus	3,693
Cash Gift	420
Productivity Enhancement Incentive	420
Step Increment	111

Total Other Compensation Common to All	11,901

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	16,478

Total Other Compensation for Specific Groups	16,478

Other Benefits
PAG-IBIG Contributions	201
PhilHealth Contributions	1,093
Employees Compensation Insurance Premiums	101
Loyalty Award - Civilian	45

Total Other Benefits	1,440

Total Personnel Services	74,133

Maintenance and Other Operating Expenses
Travelling Expenses	5,961
Training and Scholarship Expenses	5,740
Supplies and Materials Expenses	11,429
Utility Expenses	24,824
Communication Expenses	86,424
Awards/Rewards and Prizes	185
Survey, Research, Exploration and Development Expenses	3,550
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	84,865
General Services	6,175
Repairs and Maintenance	10,740
Taxes, Insurance Premiums and Other Fees	6,395
Labor and Wages	189
Other Maintenance and Operating Expenses
Advertising Expenses	318
Printing and Publication Expenses	660
Representation Expenses	1,745
Transportation and Delivery Expenses	415
Rent/Lease Expenses	38,810
Subscription Expenses	14,577
Other Maintenance and Operating Expenses	2,080

Total Maintenance and Other Operating Expenses	305,218

DECEMBER 30, 2024	OFFICIAL GAZETTE	169
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Total Current Operating Expenditures	379,351

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	2,750

Total Capital Outlays	2,750

TOTAL NEW APPROPRIATIONS	382,101

C. FOOD AND NUTRITION RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	784,804,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	27,320,000	₱	27,345,000	₱	4,311,000	₱	58,976,000
Operations		104,724,000		33,489,000				138,213,000

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM		40,013,000		19,635,000				59,648,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM		29,069,000		3,030,000				32,099,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM		35,642,000		10,824,000				46,466,000

Total, Regular Programs		132,044,000		60,834,000		4,311,000		197,189,000

B. PROJECT(S)
Locally-Funded Project(s)				380,941,000		206,674,000		587,615,000

Total, Project(s)				380,941,000		206,674,000		587,615,000

TOTAL NEW APPROPRIATIONS	₱	132,044,000	₱	441,775,000	₱	210,985,000	₱	784,804,000

Special Provision(s)

1. Reporting and Posting Requirements. The Food and Nutrition Research Institute (FNRI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) FNRI’s website.

The FNRI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

170	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,081,000	₱	27,345,000	₱	4,311,000	₱	56,737,000
Administration of Personnel Benefits		2,239,000						2,239,000

Sub-total, General Administration and Support		27,320,000		27,345,000		4,311,000		58,976,000

Operations
FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM		40,013,000		19,635,000				59,648,000

Scientific Research and Development Services on Basic and Applied Researches on Food and Nutrition		40,013,000		19,635,000				59,648,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM		29,069,000		3,030,000				32,099,000

Nutritional Assessment and Monitoring on Food and Nutrition		29,069,000		3,030,000				32,099,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM		35,642,000		10,824,000				46,466,000

Technical Services on Food and Nutrition		35,642,000		10,824,000				46,466,000

Sub-total, Operations		104,724,000		33,489,000				138,213,000

Total, Regular Programs		132,044,000		60,834,000		4,311,000		197,189,000

PROJECT(S)
Locally-Funded Project(s)
Relocation and Construction of New DOST-FNRI Building						206,674,000		206,674,000
Expanding the Food and Nutrition Research Institute’s Nutrigenomics Laboratory: Towards Establishment of a World Class Philippine Nutrigenomics Center				22,234,000				22,234,000
Expanded National Nutrition Survey				358,707,000				358,707,000

Sub-total, Locally-Funded Project(s)				380,941,000		206,674,000		587,615,000

Total, Project(s)				380,941,000		206,674,000		587,615,000

TOTAL NEW APPROPRIATIONS	₱	132,044,000	₱	441,775,000	₱	210,985,000	₱	784,804,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	171
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	76,422

Total Permanent Positions	76,422

Other Compensation Common to All
Personnel Economic Relief Allowance	3,888
Representation Allowance	504
Transportation Allowance	504
Clothing and Uniform Allowance	1,134
Mid-Year Bonus - Civilian	6,369
Year End Bonus	6,369
Cash Gift	810
Productivity Enhancement Incentive	810
Step Increment	192

Total Other Compensation Common to All	20,580

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	30,168

Total Other Compensation for Specific Groups	30,168

Other Benefits
PAG-IBIG Contributions	389
PhilHealth Contributions	1,901
Employees Compensation Insurance Premiums	195
Loyalty Award - Civilian	150
Terminal Leave	2,239

Total Other Benefits	4,874

Total Personnel Services	132,044

Maintenance and Other Operating Expenses
Travelling Expenses	6,631
Training and Scholarship Expenses	2,560
Supplies and Materials Expenses	88,904
Utility Expenses	14,929
Communication Expenses	4,307
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	4,440
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136

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Professional Services	245,275
General Services	4,560
Repairs and Maintenance	10,077
Taxes, Insurance Premiums and Other Fees	2,315
Other Maintenance and Operating Expenses
Advertising Expenses	97
Printing and Publication Expenses	1,762
Representation Expenses	1,725
Transportation and Delivery Expenses	1,523
Subscription Expenses	320
Other Maintenance and Operating Expenses	51,714

Total Maintenance and Other Operating Expenses	441,775

Total Current Operating Expenditures	573,819

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	206,674
Machinery and Equipment Outlay	500
Transportation Equipment Outlay	3,811

Total Capital Outlays	210,985

TOTAL NEW APPROPRIATIONS	784,804

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	241,066,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	72,731,000	₱	19,266,000	₱	3,000,000	₱	94,997,000
Operations		71,039,000		38,059,000		374,000		109,472,000

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		42,829,000		15,362,000				58,191,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		19,958,000		10,673,000		374,000		31,005,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		8,252,000		12,024,000				20,276,000

Total, Regular Programs		143,770,000		57,325,000		3,374,000		204,469,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	173
DEPARTMENT OF SCIENCE AND TECHNOLOGY

B. PROJECT(S)
Locally-Funded Project(s)				21,197,000		15,400,000		36,597,000

Total, Project(s)				21,197,000		15,400,000		36,597,000

TOTAL NEW APPROPRIATIONS	₱	143,770,000	₱	78,522,000	₱	18,774,000	₱	241,066,000

Special Provision(s)

1. Reporting and Posting Requirements. The Forest Products Research and Development Institute (FPRDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) FPRDI’s website.

The FPRDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	68,165,000	₱	19,266,000	₱	3,000,000	₱	90,431,000
Administration of Personnel Benefits		4,566,000						4,566,000

Sub-total, General Administration and Support		72,731,000		19,266,000		3,000,000		94,997,000

Operations
FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		42,829,000		15,362,000				58,191,000

Scientific Research and Development Services on Wood and Non-Wood Forest Products		42,829,000		15,362,000				58,191,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		19,958,000		10,673,000		374,000		31,005,000

Technology Transfer/Promotion on Wood and Non-Wood Forest Products		19,958,000		10,673,000		374,000		31,005,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		8,252,000		12,024,000				20,276,000

Testing, Analysis and Other Technical Services on Wood and Non-Wood Forest Products		8,252,000		12,024,000				20,276,000

Sub-total, Operations		71,039,000		38,059,000		374,000		109,472,000

Total, Regular Programs		143,770,000		57,325,000		3,374,000		204,469,000

174	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Establishment of Regional Forest Products Innovation and Training Center in the Philippines				19,000,000		10,900,000		29,900,000
Establishment of Fire Testing Laboratory for R&D and S&T Services (Ancillary Civil Works)				2,197,000		4,500,000		6,697,000

Sub-total, Locally-Funded Project(s)				21,197,000		15,400,000		36,597,000

Total, Project(s)				21,197,000		15,400,000		36,597,000

TOTAL NEW APPROPRIATIONS	₱	143,770,000	₱	78,522,000	₱	18,774,000	₱	241,066,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	76,643

Total Permanent Positions	76,643

Other Compensation Common to All
Personnel Economic Relief Allowance	4,176
Representation Allowance	744
Transportation Allowance	744
Clothing and Uniform Allowance	1,218
Mid-Year Bonus - Civilian	6,386
Year End Bonus	6,386
Cash Gift	870
Productivity Enhancement Incentive	870
Step Increment	192

Total Other Compensation Common to All	21,586

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	38,286

Total Other Compensation for Specific Groups	38,286

Other Benefits
PAG-IBIG Contributions	418
PhilHealth Contributions	1,907
Employees Compensation Insurance Premiums	209

DECEMBER 30, 2024	OFFICIAL GAZETTE	175
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Loyalty Award - Civilian	155
Terminal Leave	4,566

Total Other Benefits	7,255

Total Personnel Services	143,770

Maintenance and Other Operating Expenses
Travelling Expenses	10,775
Training and Scholarship Expenses	2,330
Supplies and Materials Expenses	16,612
Utility Expenses	10,355
Communication Expenses	1,894
Survey, Research, Exploration and Development Expenses	2,572
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	7,366
General Services	4,937
Repairs and Maintenance	10,790
Taxes, Insurance Premiums and Other Fees	1,570
Labor and Wages	2,160
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	1,063
Representation Expenses	1,603
Transportation and Delivery Expenses	170
Rent/Lease Expenses	605
Membership Dues and Contributions to Organizations	470
Subscription Expenses	190
Other Maintenance and Operating Expenses	2,904

Total Maintenance and Other Operating Expenses	78,522

Total Current Operating Expenditures	222,292

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,500
Machinery and Equipment Outlay	11,274
Transportation Equipment Outlay	3,000

Total Capital Outlays	18,774

TOTAL NEW APPROPRIATIONS	241,066

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	517,656,000

176	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,153,000	₱	14,070,000	₱		₱	69,223,000
Operations		216,187,000		158,656,000		33,590,000		408,433,000

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		120,971,000		91,344,000		22,790,000		235,105,000
INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM		28,485,000		6,793,000				35,278,000
INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM		66,731,000		60,519,000		10,800,000		138,050,000

Total, Regular Programs		271,340,000		172,726,000		33,590,000		477,656,000

B. PROJECT(S)
Locally-Funded Project(s)						40,000,000		40,000,000

Total, Project(s)						40,000,000		40,000,000

TOTAL NEW APPROPRIATIONS	₱	271,340,000	₱	172,726,000	₱	73,590,000	₱	517,656,000

Special Provision(s)

1. Calibration Fees and Other Metrological Works. Of the amounts appropriated herein, Six Million Pesos (₱6,000,000) shall be used for the enhancement of the capabilities of the National Metrology Laboratory (NML) and modernization of metrological and measurement standard activities sourced from fifty percent (50%) of the fees and charges collected from calibration services and other metrological works of the NML in accordance with Section 18 of R.A. No. 9236.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules and regulations.

2. Reporting and Posting Requirements. The Industrial Technology Development Institute (ITDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ITDI’s website.

The ITDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,371,000	₱	12,212,000	₱	₱	50,583,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	177
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits		4,116,000						4,116,000
Evaluation, Coordination and Monitoring of Industrial Programs/Projects and Management Information System		12,666,000		1,858,000				14,524,000

Sub-total, General Administration and Support		55,153,000		14,070,000				69,223,000

Operations
INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		120,971,000		91,344,000		22,790,000		235,105,000

Research and Development of Technologies in Industrial Manufacturing, Mineral Processing and Energy		120,971,000		91,344,000		22,790,000		235,105,000
INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM		28,485,000		6,793,000				35,278,000

Transfer of Technologies in Industrial Manufacturing, Mineral Processing and Energy				2,876,000				2,876,000
Promotion and Marketing of Industrial Technologies and Services		28,485,000		3,917,000				32,402,000
INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM		66,731,000		60,519,000		10,800,000		138,050,000

Testing and Analysis of Materials/Products, Calibration of Instruments and Apparatus and Other Technical Services		66,731,000		60,519,000		10,800,000		138,050,000

Sub-total, Operations		216,187,000		158,656,000		33,590,000		408,433,000

Total, Regular Programs		271,340,000		172,726,000		33,590,000		477,656,000

PROJECT(S)
Locally-Funded Project(s)
Repair/Renovation and Maintenanace of ITDI Buildings and Facilities						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)						40,000,000		40,000,000

Total, Project(s)						40,000,000		40,000,000

TOTAL NEW APPROPRIATIONS	₱	271,340,000	₱	172,726,000	₱	73,590,000	₱	517,656,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

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GENERAL APPROPRIATIONS ACT, FY 2025

Permanent Positions
Basic Salary	140,355

Total Permanent Positions	140,355

Other Compensation Common to All
Personnel Economic Relief Allowance	7,104
Representation Allowance	552
Transportation Allowance	552
Clothing and Uniform Allowance	2,072
Mid-Year Bonus - Civilian	11,696
Year End Bonus	11,696
Cash Gift	1,480
Productivity Enhancement Incentive	1,480
Step Increment	351

Total Other Compensation Common to All	36,983

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	63,181

Total Other Compensation for Specific Groups	63,181

Other Benefits
PAG-IBIG Contributions	711
PhilHealth Contributions	3,480
Employees Compensation Insurance Premiums	356
Loyalty Award - Civilian	425
Terminal Leave	4,116

Total Other Benefits	9,088

Non-Permanent Positions	21,733

Total Personnel Services	271,340

Maintenance and Other Operating Expenses
Travelling Expenses	6,747
Training and Scholarship Expenses	3,299
Supplies and Materials Expenses	36,975
Utility Expenses	34,734
Communication Expenses	1,935
Survey, Research, Exploration and Development Expenses	13,002
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	18,200
General Services	15,735
Repairs and Maintenance	19,413
Taxes, Insurance Premiums and Other Fees	3,427
Other Maintenance and Operating Expenses
Advertising Expenses	390
Printing and Publication Expenses	450
Representation Expenses	1,068

DECEMBER 30, 2024	OFFICIAL GAZETTE	179
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Transportation and Delivery Expenses		139
Rent/Lease Expenses		315
Membership Dues and Contributions to Organizations		553
Subscription Expenses		12,616
Other Maintenance and Operating Expenses		3,592

Total Maintenance and Other Operating Expenses		172,726

Total Current Operating Expenditures		444,066

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures		40,000
Machinery and Equipment Outlay		33,590

Total Capital Outlays		73,590

TOTAL NEW APPROPRIATIONS		517,656

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER
For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	273,290,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	61,111,000	₱	27,371,000	₱	4,800,000	₱	93,282,000
Operations		115,151,000		37,056,000				152,207,000

METALS INDUSTRY RESEARCH PROGRAM		60,994,000		28,607,000				89,601,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM		26,754,000		3,765,000				30,519,000
METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM		27,403,000		4,684,000				32,087,000

Total, Regular Programs		176,262,000		64,427,000		4,800,000		245,489,000

B. PROJECT(S)
Locally-Funded Project(s)				5,801,000		22,000,000		27,801,000

Total, Project(s)				5,801,000		22,000,000		27,801,000

TOTAL NEW APPROPRIATIONS	₱	176,262,000	₱	70,228,000	₱	26,800,000	₱	273,290,000

180	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Reporting and Posting Requirements. The Metals Industry Research and Development Center (MIRDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) MIRDC’s website.

The MIRDC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,160,000	₱	27,371,000	₱	4,800,000	₱	92,331,000
Administration of Personnel Benefits		951,000						951,000

Sub-total, General Administration and Support		61,111,000		27,371,000		4,800,000		93,282,000

Operations
METALS INDUSTRY RESEARCH PROGRAM		60,994,000		28,607,000				89,601,000

Prototype and Process Development Through Metalcasting, Metalworking and Surface Engineering Processes		60,994,000		17,175,000				78,169,000
Operation and Management of the Mold Technology Support Center (MTSC)				11,432,000				11,432,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM		26,754,000		3,765,000				30,519,000

Technical Assistance and Technology Transfer Through Consultancy, Training and Information Awareness Program		26,754,000		3,765,000				30,519,000
METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM		27,403,000		4,684,000				32,087,000

Testing, Analysis and Calibration Services		27,403,000		4,684,000				32,087,000

Sub-total, Operations		115,151,000		37,056,000				152,207,000

Total, Regular Programs		176,262,000		64,427,000		4,800,000		245,489,000

PROJECT(S)
Locally-Funded Project(s)

DECEMBER 30, 2024	OFFICIAL GAZETTE	181
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Advancement of Information and Communication Technology (ICT) and Implementation of Information Security Management System (ISMS) in MIRDC - (AIM)				5,801,000				5,801,000
Retrofitting and Renovation of Steel Building						16,000,000		16,000,000
Replacement of All Dilapidated Roofing of MIRDC Buildings						6,000,000		6,000,000

Sub-total, Locally-Funded Project(s)				5,801,000		22,000,000		27,801,000

Total, Project(s)				5,801,000		22,000,000		27,801,000

TOTAL NEW APPROPRIATIONS	₱	176,262,000	₱	70,228,000	₱	26,800,000	₱	273,290,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	96,175

Total Permanent Positions	96,175

Other Compensation Common to All
Personnel Economic Relief Allowance	4,968
Representation Allowance	708
Transportation Allowance	708
Clothing and Uniform Allowance	1,449
Mid-Year Bonus - Civilian	8,015
Year End Bonus	8,015
Cash Gift	1,035
Productivity Enhancement Incentive	1,035
Step Increment	240

Total Other Compensation Common to All	26,173

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	47,885

Total Other Compensation for Specific Groups	47,885

Other Benefits
PAG-IBIG Contributions	497
PhilHealth Contributions	2,371
Employees Compensation Insurance Premiums	247
Loyalty Award - Civilian	260
Terminal Leave	951

Total Other Benefits	4,326

182	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Non-Permanent Positions	1,703

Total Personnel Services	176,262

Maintenance and Other Operating Expenses
Travelling Expenses	1,638
Training and Scholarship Expenses	500
Supplies and Materials Expenses	6,167
Utility Expenses	21,250
Communication Expenses	1,119
Survey, Research, Exploration, and Development Expenses	4,670
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	7,270
General Services	9,118
Repairs and Maintenance	4,240
Taxes, Insurance Premiums and Other Fees	5,884
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	175
Representation Expenses	250
Transportation and Delivery Expenses	140
Rent/Lease Expenses	5,070
Membership Dues and Contributions to Organizations	10
Subscription Expenses	2,351
Other Maintenance and Operating Expenses	200

Total Maintenance and Other Operating Expenses	70,228

Total Current Operating Expenditures	246,490

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	22,000
Transportation Equipment Outlay	4,800

Total Capital Outlays	26,800

TOTAL NEW APPROPRIATIONS	273,290

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, as indicated hereunder	₱	150,927,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	183
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,345,000	₱	11,468,000	₱	490,000	₱	24,303,000
Operations		5,925,000		119,899,000		800,000		126,624,000

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		5,925,000		119,899,000		800,000		126,624,000

TOTAL NEW APPROPRIATIONS	₱	18,270,000	₱	131,367,000	₱	1,290,000	₱	150,927,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Academy of Science and Technology (NAST) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NAST’s website.

The NAST shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,345,000	₱	11,468,000	₱	490,000	₱	24,303,000

Sub-total, General Administration and Support		12,345,000		11,468,000		490,000		24,303,000

Operations
SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		5,925,000		119,899,000		800,000		126,624,000

Formulation of Policy Recommendations on Relevant Science and Technology Concerns		4,367,000		23,578,000				27,945,000
Screening of Nominations and Granting of Performance Awards and Achievements Incentives for Exemplary Contributions to the Development of Science and Technology in the Country		779,000		17,112,000				17,891,000
Provision of Benefits and Privileges of National Scientists and Members of the Academy, Including Research Fellowship Grants, Pursuant to the Academy’s Charter				64,169,000				64,169,000

184	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Promotion of S&T Achievements Through the Operation and Maintenance of the Philippine Science Heritage Center		779,000		5,771,000		800,000		7,350,000
Implementation of the Scientific Career System under Executive Order No. 17 s. 2023				9,269,000				9,269,000

Sub-total, Operations		5,925,000		119,899,000		800,000		126,624,000

TOTAL NEW APPROPRIATIONS	₱	18,270,000	₱	131,367,000	₱	1,290,000	₱	150,927,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,276

Total Permanent Positions	10,276

Other Compensation Common to All
Personnel Economic Relief Allowance	384
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	112
Mid-Year Bonus - Civilian	856
Year End Bonus	856
Cash Gift	80
Per Diems	703
Productivity Enhancement Incentive	80
Step Increment	26

Total Other Compensation Common to All	3,625

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	3,755

Total Other Compensation for Specific Groups	3,755

Other Benefits
PAG-IBIG Contributions	38
PhilHealth Contributions	237
Employees Compensation Insurance Premiums	19
Loyalty Award - Civilian	30

Total Other Benefits	324

DECEMBER 30, 2024	OFFICIAL GAZETTE	185
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Non-Permanent Positions	290

Total Personnel Services	18,270

Maintenance and Other Operating Expenses
Travelling Expenses	10,635
Training and Scholarship Expenses	250
Supplies and Materials Expenses	5,380
Utility Expenses	1,203
Communication Expenses	2,194
Awards/Rewards and Prizes	65,529
Survey, Research, Exploration and Development Expenses	4,320
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	15,379
General Services	2,418
Repairs and Maintenance	1,363
Taxes, Insurance Premiums and Other Fees	450
Other Maintenance and Operating Expenses
Advertising Expenses	695
Printing and Publication Expenses	2,754
Representation Expenses	12,295
Transportation and Delivery Expenses	115
Rent/Lease Expenses	642
Membership Dues and Contributions to Organizations	245
Subscription Expenses	2,282
Bank Transaction Fee	16
Other Maintenance and Operating Expenses	3,066

Total Maintenance and Other Operating Expenses	131,367

Total Current Operating Expenditures	149,637

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	490
Furniture, Fixtures and Books Outlay	800

Total Capital Outlays	1,290

TOTAL NEW APPROPRIATIONS	150,927

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

For general administration and support, support to operations, and operations, as indicated hereunder	₱	245,544,000

186	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	23,811,000	₱	12,776,000	₱		₱	36,587,000
Support to Operations		5,199,000		15,474,000		2,885,000		23,558,000
Operations		8,130,000		177,269,000				185,399,000

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		714,000		756,000				1,470,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		7,416,000		176,513,000				183,929,000

TOTAL NEW APPROPRIATIONS	₱	37,140,000	₱	205,519,000	₱	2,885,000	₱	245,544,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Research Council of the Philippines (NRCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NRCP’s website.

The NRCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,170,000	₱	12,776,000	₱		₱	35,946,000
Administration of Personnel Benefits		641,000						641,000

Sub-total, General Administration and Support		23,811,000		12,776,000				36,587,000

Support to Operations
NRCP Library Operation		3,988,000		300,000				4,288,000
IT Support		1,211,000		15,174,000		2,885,000		19,270,000

Sub-total, Support to Operations		5,199,000		15,474,000		2,885,000		23,558,000

Operations
POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		714,000		756,000				1,470,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	187
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Research Based Policy Development for S&T and Issues of National Concern		714,000		756,000				1,470,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		7,416,000		176,513,000				183,929,000

Development, Integration and Coordination of the National Research System for Basic Research		6,168,000		174,515,000				180,683,000
Programming, Monitoring and Evaluation of Basic Research and other Resource Requirements		1,248,000		1,998,000				3,246,000

Sub-total, Operations		8,130,000		177,269,000				185,399,000

TOTAL NEW APPROPRIATIONS	₱	37,140,000	₱	205,519,000	₱	2,885,000	₱	245,544,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,194

Total Permanent Positions	20,194

Other Compensation Common to All
Personnel Economic Relief Allowance	960
Representation Allowance	336
Transportation Allowance	336
Clothing and Uniform Allowance	280
Honoraria	3,000
Mid-Year Bonus - Civilian	1,683
Year End Bonus	1,683
Cash Gift	200
Productivity Enhancement Incentive	200
Step Increment	49

Total Other Compensation Common to All	8,727

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	6,903

Total Other Compensation for Specific Groups	6,903

Other Benefits
PAG-IBIG Contributions	96
PhilHealth Contributions	491
Employees Compensation Insurance Premiums	48

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Loyalty Award - Civilian	40
Terminal Leave	641

Total Other Benefits	1,316

Total Personnel Services	37,140

Maintenance and Other Operating Expenses
Travelling Expenses	4,190
Training and Scholarship Expenses	1,050
Supplies and Materials Expenses	11,234
Utility Expenses	2,800
Communication Expenses	1,283
Awards/Rewards and Prizes	720
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	15,524
General Services	1,725
Repairs and Maintenance	1,848
Financial Assistance/Subsidy	157,429
Taxes, Insurance Premiums and Other Fees	440
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	182
Representation Expenses	5,468
Transportation and Delivery Expenses	15
Rent/Lease Expenses	265
Subscription Expenses	1,050
Other Maintenance and Operating Expenses	10

Total Maintenance and Other Operating Expenses	205,519

Total Current Operating Expenditures	242,659

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,885

Total Capital Outlays	2,885

TOTAL NEW APPROPRIATIONS	245,544

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,931,372,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	189
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	228,454,000	₱	51,106,000	₱		₱	279,560,000
Support to Operations		38,818,000		301,138,000				339,956,000
Operations		341,282,000		333,207,000		2,758,000		677,247,000

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM		280,369,000		236,862,000				517,231,000
FLOOD FORECASTING AND WARNING PROGRAM		18,980,000		66,444,000		2,758,000		88,182,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM		41,933,000		29,901,000				71,834,000

Total, Regular Programs		608,554,000		685,451,000		2,758,000		1,296,763,000

B. PROJECT(S)
Locally-Funded Project(s)				26,340,000		608,269,000		634,609,000

Total, Project(s)				26,340,000		608,269,000		634,609,000

TOTAL NEW APPROPRIATIONS	₱	608,554,000	₱	711,791,000	₱	611,027,000	₱	1,931,372,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Atmospheric, Geophysical and Astronomical Services Administration (PAGASA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PAGASA’s website.

The PAGASA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	214,658,000	₱	51,106,000	₱	₱	265,764,000
Administration of Personnel Benefits		13,796,000					13,796,000

Sub-total, General Administration and Support		228,454,000		51,106,000			279,560,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Operation and Maintenance of Weather Surveillance Radar Network		112,715,000		112,715,000
Installation, Repair and Maintenance of Telemetering Multiplex System for Flood Forecasting and Warning Systems of the 18 Major River Basins		5,201,000		5,201,000
Construction/Repair/Rehabilitation of Damaged Weather Stations and ICT Equipment and Facilities	38,818,000	183,222,000		222,040,000

Sub-total, Support to Operations	38,818,000	301,138,000		339,956,000

Operations
WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM	280,369,000	236,862,000		517,231,000

Typhoon and Weather Warning, Including Marine and Aviation Forecasting and Operation of Meteorological Communication and Regional Forecast Center	61,298,000	23,234,000		84,532,000
Climate Data Management, Agrometeorological and Climate Change Research and Development	30,031,000	13,881,000		43,912,000
Observation, Measurement, Recording and Reporting of Atmospheric, Geophysical and Astronomical Data, Including the Operation and Maintenance of Automated Observational Data from Surface and Upper-Air Observation Network	189,040,000	195,385,000		384,425,000
Operation of Upgraded Meteorological Satellite Receiving and Processing Systems		4,362,000		4,362,000
FLOOD FORECASTING AND WARNING PROGRAM	18,980,000	66,444,000	2,758,000	88,182,000

Flood Forecasting and Hydro-Meteorological Services	18,980,000	23,045,000		42,025,000
Operation and Maintenance of the Flood Forecasting and Warning System for Dam Operation		43,399,000	2,758,000	46,157,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM	41,933,000	29,901,000		71,834,000

Research on Atmospheric, Geophysical and Allied Sciences	41,933,000	26,837,000		68,770,000
Operation and Maintenance of Astronomical Observatories/Planetarium Including the Provisions of Standard Time Services		3,064,000		3,064,000

Sub-total, Operations	341,282,000	333,207,000	2,758,000	677,247,000

Total, Regular Programs	608,554,000	685,451,000	2,758,000	1,296,763,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	191
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PROJECT(S)
Locally-Funded Project(s)
Establishment of New Doppler Weather Radar in Hinatuan, Surigao del Sur						250,000,000		250,000,000
Construction of National Meteorological and Climate Center (NMCC) Building						49,300,000		49,300,000
Integrated Digital Weather Forecasting Project				7,800,000		241,500,000		249,300,000
Development of an Interactive El Niño Response Matrix Tool (ERMat) to Trigger Early Action for Drought				2,135,000		42,800,000		44,935,000
Development of an Early Warning System for Monitoring, Forecasting and Projecting Climate Change Impacts on Heat-Related Health Risks				2,180,000		4,300,000		6,480,000
Establishment of an Integrated Hydrological Data Management System (HDMS) for Flood Forecasters - Phase III				14,225,000		20,369,000		34,594,000

Sub-total, Locally-Funded Project(s)				26,340,000		608,269,000		634,609,000

Total, Project(s)				26,340,000		608,269,000		634,609,000

TOTAL NEW APPROPRIATIONS	₱	608,554,000	₱	711,791,000	₱	611,027,000	₱	1,931,372,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								323,242

Total Permanent Positions								323,242

Other Compensation Common to All
Personnel Economic Relief Allowance								19,488
Representation Allowance								1,170
Transportation Allowance								1,170
Clothing and Uniform Allowance								5,775
Mid-Year Bonus - Civilian								26,938
Year End Bonus								26,938
Cash Gift								4,125
Productivity Enhancement Incentive								4,125
Step Increment								808

Total Other Compensation Common to All								90,537

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Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	150,029
Night Shift Differential Pay	19,196

Total Other Compensation for Specific Groups	169,225

Other Benefits
PAG-IBIG Contributions	1,980
PhilHealth Contributions	8,090
Employees Compensation Insurance Premiums	969
Loyalty Award - Civilian	715
Terminal Leave	13,796

Total Other Benefits	25,550

Total Personnel Services	608,554

Maintenance and Other Operating Expenses
Travelling Expenses	23,928
Training and Scholarship Expenses	24,049
Supplies and Materials Expenses	182,279
Utility Expenses	40,013
Communication Expenses	47,689
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	74,222
General Services	37,019
Repairs and Maintenance	236,897
Taxes, Insurance Premiums and Other Fees	34,617
Other Maintenance and Operating Expenses
Advertising Expenses	170
Printing and Publication Expenses	1,207
Representation Expenses	2,121
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	5,384
Membership Dues and Contributions to Organizations	50
Subscription Expenses	460
Other Maintenance and Operating Expenses	550

Total Maintenance and Other Operating Expenses	711,791

Total Current Operating Expenditures	1,320,345

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	99,300
Machinery and Equipment Outlay	511,727

Total Capital Outlays	611,027

TOTAL NEW APPROPRIATIONS	1,931,372

DECEMBER 30, 2024	OFFICIAL GAZETTE	193
DEPARTMENT OF SCIENCE AND TECHNOLOGY

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	1,658,973,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	71,000,000	₱	39,485,000	₱	15,305,000	₱	125,790,000
Operations		116,289,000		1,416,894,000				1,533,183,000

NATIONAL AANR SECTOR R&D PROGRAM		116,289,000		1,416,894,000				1,533,183,000

TOTAL NEW APPROPRIATIONS	₱	187,289,000	₱	1,456,379,000	₱	15,305,000	₱	1,658,973,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development (PCAARRD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCAARRD’s website.

The PCAARRD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,946,000	₱	39,485,000	₱	15,305,000	₱	118,736,000
Administration of Personnel Benefits		7,054,000						7,054,000

Sub-total, General Administration and Support		71,000,000		39,485,000		15,305,000		125,790,000

Operations
NATIONAL AANR SECTOR R&D PROGRAM		116,289,000		1,416,894,000				1,533,183,000

Development, Integration and Coordination of the National Research System for the AANR Sector		116,289,000		1,416,894,000				1,533,183,000

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Sub-total, Operations		116,289,000		1,416,894,000				1,533,183,000

TOTAL NEW APPROPRIATIONS	₱	187,289,000	₱	1,456,379,000	₱	15,305,000	₱	1,658,973,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	105,875

Total Permanent Positions	105,875

Other Compensation Common to All
Personnel Economic Relief Allowance	5,040
Representation Allowance	1,212
Transportation Allowance	1,212
Clothing and Uniform Allowance	1,470
Honoraria	641
Mid-Year Bonus - Civilian	8,823
Year End Bonus	8,823
Cash Gift	1,050
Productivity Enhancement Incentive	1,050
Step Increment	264

Total Other Compensation Common to All	29,585

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	41,290

Total Other Compensation for Specific Groups	41,290

Other Benefits
PAG-IBIG Contributions	504
PhilHealth Contributions	2,614
Employees Compensation Insurance Premiums	252
Loyalty Award - Civilian	115
Terminal Leave	7,054

Total Other Benefits	10,539

Total Personnel Services	187,289

Maintenance and Other Operating Expenses
Travelling Expenses	20,636
Training and Scholarship Expenses	2,299
Supplies and Materials Expenses	15,269
Utility Expenses	8,800

DECEMBER 30, 2024	OFFICIAL GAZETTE	195
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Communication Expenses	10,863
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	74,682
General Services	16,200
Repairs and Maintenance	12,004
Financial Assistance/Subsidy	1,267,040
Taxes, Insurance Premiums and Other Fees	1,877
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	5,171
Representation Expenses	7,738
Transportation and Delivery Expenses	200
Rent/Lease Expenses	6,519
Subscription Expenses	6,179
Other Maintenance and Operating Expenses	636

Total Maintenance and Other Operating Expenses	1,456,379

Total Current Operating Expenditures	1,643,668

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,305
Transportation Equipment Outlay	7,000

Total Capital Outlays	15,305

TOTAL NEW APPROPRIATIONS	1,658,973

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	883,399,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	19,502,000	₱	5,164,000		₱	24,666,000
Operations		32,660,000		826,073,000			858,733,000

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		32,660,000		826,073,000			858,733,000

TOTAL NEW APPROPRIATIONS	₱	52,162,000	₱	831,237,000		₱	883,399,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Health Research and Development (PCHRD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

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(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PCHRD’s website.

The PCHRD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,819,000	₱	5,164,000		₱	23,983,000
Administration of Personnel Benefits		683,000					683,000

Sub-total, General Administration and Support		19,502,000		5,164,000			24,666,000

Operations
NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		32,660,000		826,073,000			858,733,000

Development, Integration, Management and Coordination of the National Health Research System for Health and Related Fields		32,660,000		826,073,000			858,733,000

Sub-total, Operations		32,660,000		826,073,000			858,733,000

TOTAL NEW APPROPRIATIONS	₱	52,162,000	₱	831,237,000		₱	883,399,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	31,879

Total Permanent Positions	31,879

Other Compensation Common to All
Personnel Economic Relief Allowance	1,464
Representation Allowance	408
Transportation Allowance	408

DECEMBER 30, 2024	OFFICIAL GAZETTE	197
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Clothing and Uniform Allowance	427
Mid-Year Bonus - Civilian	2,656
Year End Bonus	2,656
Cash Gift	305
Per Diems	199
Productivity Enhancement Incentive	305
Step Increment	80

Total Other Compensation Common to All	8,908

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	9,641

Total Other Compensation for Specific Groups	9,641

Other Benefits
PAG-IBIG Contributions	147
PhilHealth Contributions	776
Employees Compensation Insurance Premiums	73
Loyalty Award - Civilian	55
Terminal Leave	683

Total Other Benefits	1,734

Total Personnel Services	52,162

Maintenance and Other Operating Expenses
Travelling Expenses	5,600
Training and Scholarship Expenses	1,039
Supplies and Materials Expenses	1,850
Utility Expenses	3,820
Communication Expenses	3,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	30,850
General Services	3,450
Repairs and Maintenance	650
Financial Assistance/Subsidy	772,154
Taxes, Insurance Premiums and Other Fees	844
Other Maintenance and Operating Expenses
Advertising Expenses	80
Printing and Publication Expenses	800
Representation Expenses	3,150
Rent/Lease Expenses	200
Subscription Expenses	2,100
Other Maintenance and Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	831,237

Total Current Operating Expenditures	883,399

TOTAL NEW APPROPRIATIONS	883,399

198	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder							₱	1,063,326,000

New Appropriations, by Programs/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	31,874,000	₱	13,854,000	₱	2,700,000	₱	48,428,000
Operations		42,568,000		972,330,000				1,014,898,000

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		42,568,000		972,330,000				1,014,898,000

TOTAL NEW APPROPRIATIONS	₱	74,442,000	₱	986,184,000	₱	2,700,000	₱	1,063,326,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Industry, Energy and Emerging Technology Research and Development (PCIEERD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCIEERD’s website.

The PCIEERD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,554,000	₱	13,854,000	₱	2,700,000	₱	48,108,000
Administration of Personnel Benefits		320,000						320,000

Sub-total, General Administration and Support		31,874,000		13,854,000		2,700,000		48,428,000

Operations
NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		42,568,000		972,330,000				1,014,898,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	199
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Development, Integration and Coordination of the National Research System for Industry, Energy and Emerging Technology Sectors		42,568,000		972,330,000				1,014,898,000

Sub-total, Operations		42,568,000		972,330,000				1,014,898,000

TOTAL NEW APPROPRIATIONS	₱	74,442,000	₱	986,184,000	₱	2,700,000	₱	1,063,326,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,843

Total Permanent Positions	41,843

Other Compensation Common to All
Personnel Economic Relief Allowance	1,632
Representation Allowance	738
Transportation Allowance	738
Clothing and Uniform Allowance	476
Honoraria	300
Mid-Year Bonus - Civilian	3,487
Year End Bonus	3,487
Cash Gift	340
Productivity Enhancement Incentive	340
Step Increment	105

Total Other Compensation Common to All	11,643

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	19,300

Total Other Compensation for Specific Groups	19,300

Other Benefits
PAG-IBIG Contributions	163
PhilHealth Contributions	1,022
Employees Compensation Insurance Premiums	81
Loyalty Award - Civilian	70
Terminal Leave	320

Total Other Benefits	1,656

Total Personnel Services	74,442

200	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	204
Training and Scholarship Expenses	100
Supplies and Materials Expenses	1,500
Utility Expenses	1,100
Communication Expenses	2,900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	3,400
General Services	1,980
Repairs and Maintenance	34,106
Financial Assistance/Subsidy	939,147
Taxes, Insurance Premiums and Other Fees	610
Other Maintenance and Operating Expenses
Representation Expenses	501
Rent/Lease Expenses	400
Other Maintenance and Operating Expense	100

Total Maintenance and Other Operating Expenses	986,184

Total Current Operating Expenditures	1,060,626

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,700

Total Capital Outlays	2,700

TOTAL NEW APPROPRIATIONS	1,063,326

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	887,846,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	66,860,000	₱	113,314,000	₱	28,437,000	₱	208,611,000
Support to Operations				1,376,000				1,376,000
Operations		89,047,000		129,060,000		270,535,000		488,642,000

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM		59,041,000		110,043,000		270,535,000		439,619,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	201
DEPARTMENT OF SCIENCE AND TECHNOLOGY

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM		20,714,000		14,299,000				35,013,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM		9,292,000		4,718,000				14,010,000

Total, Regular Programs		155,907,000		243,750,000		298,972,000		698,629,000

B. PROJECT(S)
Locally-Funded Project(s)				82,757,000		106,460,000		189,217,000

Total, Project(s)				82,757,000		106,460,000		189,217,000

TOTAL NEW APPROPRIATIONS	₱	155,907,000	₱	326,507,000	₱	405,432,000	₱	887,846,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Institute of Volcanology and Seismology (PHIVOLCS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PHIVOLCS’ website.

The PHIVOLCS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	65,550,000	₱	113,314,000	₱	28,437,000	₱	207,301,000
Administration of Personnel Benefits		1,310,000						1,310,000

Sub-total, General Administration and Support		66,860,000		113,314,000		28,437,000		208,611,000

Support to Operations
Participation in National and International Scientific and Technological Societies and Conferences/Meetings				1,376,000				1,376,000

Sub-total, Support to Operations				1,376,000				1,376,000

Operations
VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM		59,041,000		110,043,000		270,535,000		439,619,000

202	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations and Development of Volcano Monitoring and Warning Systems	24,735,000	37,790,000	140,535,000	203,060,000
Operations and Development of Earthquake Monitoring and Information Systems	34,306,000	49,081,000	130,000,000	213,387,000
Operations and Development of Tsunami Monitoring and Warning Systems		23,172,000		23,172,000
VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM	20,714,000	14,299,000		35,013,000

Volcanological, Seismological and Geophysical Instrumentation Research and Development		7,029,000		7,029,000
Volcanic, Earthquake and Tsunami Hazard Mapping and Risk Assessment		5,300,000		5,300,000
Geo-Scientific Research and Development and Prediction Studies on Volcanic Systems, Earthquakes and Tsunami	20,714,000	1,970,000		22,684,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM	9,292,000	4,718,000		14,010,000

Information, Education and Communication Activities for the Promotion of Disaster Preparedness and Risk Reduction	9,292,000	4,718,000		14,010,000

Sub-total, Operations	89,047,000	129,060,000	270,535,000	488,642,000

Total, Regular Programs	155,907,000	243,750,000	298,972,000	698,629,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring - Rehabilitation of Volcano Monitoring Stations			25,500,000	25,500,000
Rehabilitation of Earthquake Monitoring Stations			17,800,000	17,800,000
Enhancement of Volcano, Earthquake and Tsunami Warning Systems for Disaster Risk Reduction in the Philippines - Counterpart Fund for JICA Grant Aid Project		12,000,000	23,050,000	35,050,000
DYNASLOPE: Development of Site-Specific Threshold for Deep-seated Landslides and Slope Failures		25,518,000		25,518,000
Measurement of Velocities of Earthquake Faults (MOVE FAULTS)		10,852,000		10,852,000
Geospatial Information and Analysis Project for Hazards and Risk Assessment in the Philippines (GeoRiskPH)		32,221,000	40,110,000	72,331,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	203
DEPARTMENT OF SCIENCE AND TECHNOLOGY

REDAS: Capacity-Building of Philippine Local Communities on the Use of REDAS Software				2,166,000				2,166,000

Sub-total, Locally-Funded Project(s)				82,757,000		106,460,000		189,217,000

Total, Project(s)				82,757,000		106,460,000		189,217,000

TOTAL NEW APPROPRIATIONS	₱	155,907,000	₱	326,507,000	₱	405,432,000	₱	887,846,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	84,490

Total Permanent Positions	84,490

Other Compensation Common to All
Personnel Economic Relief Allowance	4,944
Representation Allowance	306
Transportation Allowance	306
Clothing and Uniform Allowance	1,442
Mid-Year Bonus - Civilian	7,042
Year End Bonus	7,042
Cash Gift	1,030
Productivity Enhancement Incentive	1,030
Step Increment	211

Total Other Compensation Common to All	23,353

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	40,584
Night Shift Differential Pay	3,000

Total Other Compensation for Specific Groups	43,584

Other Benefits
PAG-IBIG Contributions	494
PhilHealth Contributions	2,089
Employees Compensation Insurance Premiums	247
Loyalty Award - Civilian	340
Terminal Leave	1,310

Total Other Benefits	4,480

Total Personnel Services	155,907

204	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	38,190
Training and Scholarship Expenses	7,003
Supplies and Materials Expenses	35,157
Utility Expenses	23,434
Communication Expenses	57,445
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	46,583
General Services	14,332
Repairs and Maintenance	29,804
Taxes, Insurance Premiums and Other Fees	11,683
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	730
Representation Expenses	1,080
Transportation and Delivery Expenses	1,150
Rent/Lease Expenses	35,390
Membership Dues and Contributions to Organizations	100
Subscription Expenses	22,320
Other Maintenance and Operating Expenses	1,900

Total Maintenance and Other Operating Expenses	326,507

Total Current Operating Expenditures	482,414

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	66,350
Machinery and Equipment Outlay	335,682
Furniture, Fixtures and Books Outlay	3,400

Total Capital Outlays	405,432

TOTAL NEW APPROPRIATIONS	887,846

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,021,696,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	75,771,000	₱	92,641,000	₱	3,600,000	₱	172,012,000
Support to Operations				1,028,000				1,028,000
Operations		119,334,000		57,929,000				177,263,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	205
DEPARTMENT OF SCIENCE AND TECHNOLOGY

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM		44,965,000		18,355,000				63,320,000
NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM		54,336,000		38,629,000				92,965,000
NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM		20,033,000		945,000				20,978,000

Total, Regular Programs		195,105,000		151,598,000		3,600,000		350,303,000

B. PROJECT(S)
Locally-Funded Project(s)				30,003,000		641,390,000		671,393,000
Total, Project(s)				30,003,000		641,390,000		671,393,000

TOTAL NEW APPROPRIATIONS	₱	195,105,000	₱	181,601,000	₱	644,990,000	₱	1,021,696,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Nuclear Research Institute (PNRI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PNRI’s website.

The PNRI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	73,039,000	₱	92,454,000	₱	3,600,000	₱	169,093,000
Human Resource Development				187,000				187,000
Administration of Personnel Benefits		2,732,000						2,732,000

Sub-total, General Administration and Support		75,771,000		92,641,000		3,600,000		172,012,000

Support to Operations
Nuclear and Radiation Facilities Utilization				77,000				77,000
Capacity Building for Nuclear S&T under the Framework of Multilateral and Bilateral Cooperation				866,000				866,000

206	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Nuclear Power Program in Support to Presidential Issuances and Relevant Laws		85,000		85,000

Sub-total, Support to Operations		1,028,000		1,028,000

Operations
NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM	44,965,000	18,355,000		63,320,000

Nuclear Research Technology Development and Application	44,965,000	18,355,000		63,320,000
NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM	54,336,000	38,629,000		92,965,000

Nuclear and Allied Services	36,353,000	36,827,000		73,180,000
Diffusion and Transfer of Nuclear Knowledge and Technologies	17,983,000	1,802,000		19,785,000
NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM	20,033,000	945,000		20,978,000

Nuclear Regulations, Licensing, Inspection and Security and Safeguards	20,033,000	945,000		20,978,000

Sub-total, Operations	119,334,000	57,929,000		177,263,000

Total, Regular Programs	195,105,000	151,598,000	3,600,000	350,303,000

PROJECT(S)
Locally-Funded Project(s)
Upgrading of ARC Building			60,000,000	60,000,000
Capacity Building to Utilize the Philippine Research Reactor - I (PRR-I) Triga Fuel Subcritical Assembly to Re-establish Nuclear Science Knowledge and Expertise in the Philippines		4,336,000	28,000,000	32,336,000
Establishment of a Two-Storey Radiation Protection Services Facility		3,243,000		3,243,000
Implementation of Strategic Information Systems for Nuclear Safety and Provision of Nuclear Allied Services in the Philippines		1,872,000		1,872,000
Development of a Web-based Office Information Management System		157,000		157,000
Innovating Nuclear Medicine Research and Services: Development of Emerging PET Radiopharmaceuticals for Early Cancer Staging and Assessment of Biologic Functions in Cancer Cells		20,395,000	478,090,000	498,485,000
Establishment of the National Isotopes Center			75,300,000	75,300,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	207
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Sub-total, Locally-Funded Project(s)				30,003,000		641,390,000		671,393,000

Total, Project(s)				30,003,000		641,390,000		671,393,000

TOTAL NEW APPROPRIATIONS	₱	195,105,000	₱	181,601,000	₱	644,990,000	₱	1,021,696,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	110,486

Total Permanent Positions	110,486

Other Compensation Common to All
Personnel Economic Relief Allowance	5,256
Representation Allowance	804
Transportation Allowance	804
Clothing and Uniform Allowance	1,533
Mid-Year Bonus - Civilian	9,206
Year End Bonus	9,206
Cash Gift	1,095
Productivity Enhancement Incentive	1,095
Step Increment	277

Total Other Compensation Common to All	29,276

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	48,908

Total Other Compensation for Specific Groups	48,908

Other Benefits
PAG-IBIG Contributions	526
PhilHealth Contributions	2,699
Employees Compensation Insurance Premiums	263
Loyalty Award - Civilian	215
Terminal Leave	2,732

Total Other Benefits	6,435

Total Personnel Services	195,105

Maintenance and Other Operating Expenses
Travelling Expenses	3,844
Training and Scholarship Expenses	1,560

208	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Supplies and Materials Expenses	48,685
Utility Expenses	22,224
Communication Expenses	5,143
Awards/Rewards and Prizes	150
Survey, Research, Exploration and Development Expenses	5,678
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	12,646
General Services	12,606
Repairs and Maintenance	12,933
Taxes, Insurance Premiums and Other Fees	4,364
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	304
Representation Expenses	1,875
Transportation and Delivery Expenses	721
Rent/Lease Expenses	46,985
Membership Dues and Contributions to Organizations	312
Subscription Expenses	972
Other Maintenance and Operating Expenses	433

Total Maintenance and Other Operating Expenses	181,601

Total Current Operating Expenditures	376,706

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	97,300
Machinery and Equipment Outlay	544,090
Transportation Equipment Outlay	3,600

Total Capital Outlays	644,990

TOTAL NEW APPROPRIATIONS	1,021,696

O. PHILIPPINE SCIENCE HIGH SCHOOL SYSTEM

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,705,864,000

New Appropriations, by Programs/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	101,233,000	₱	43,173,000	₱	500,000	₱	144,906,000
Operations		1,299,804,000		876,054,000		15,600,000		2,191,458,000

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM		1,298,279,000		854,467,000		15,600,000		2,168,346,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	209
DEPARTMENT OF SCIENCE AND TECHNOLOGY

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM		1,525,000		21,587,000				23,112,000

Total, Regular Programs		1,401,037,000		919,227,000		16,100,000		2,336,364,000

B. PROJECT(S)
Locally-Funded Project(s)						369,500,000		369,500,000

Total, Project(s)						369,500,000		369,500,000

TOTAL NEW APPROPRIATIONS	₱	1,401,037,000	₱	919,227,000	₱	385,600,000	₱	2,705,864,000

Special Provision(s)

1. School Fees. Of the amounts appropriated herein, Four Million One Hundred Thousand Pesos (P4,100,000) shall be used for the improvement of information technology facilities, laboratory and office equipment, and furniture and fixtures sourced from fees collected by each campus in the Philippine Science High School System (PSHSS) for school-related activities in accordance with Section 8 (k) of R.A. No. 9036.

Release of funds shall be subject to the approval of the PSHSS Board of Trustees, and the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Funds for Local Scholarships. In the over-all programming of the scholarship grants, the PSHSS shall ensure that the full requirements of existing scholars shall be considered to ensure continued funding within the period of scholarship grant.

3. Reporting and Posting Requirements. The PSHSS shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PSHSS’ website.

The PSHSS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,336,000	₱	43,173,000	₱	500,000	₱	74,009,000

National Capital Region (NCR)		30,336,000		43,173,000		500,000		74,009,000

Office of the Executive Director (Central Office)		30,336,000		43,173,000		500,000		74,009,000
Administration of Personnel Benefits		70,897,000						70,897,000

National Capital Region (NCR)		6,432,000						6,432,000

Office of the Executive Director (Central Office)		1,981,000						1,981,000
Diliman Campus		4,451,000						4,451,000

210	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	2,819,000			2,819,000

Ilocos Region Campus	2,819,000			2,819,000
Cordillera Administrative Region (CAR)	2,912,000			2,912,000

Cordillera Administrative Region Campus	2,912,000			2,912,000
Region II - Cagayan Valley	853,000			853,000

Cagayan Valley Campus	853,000			853,000
Region III - Central Luzon	1,839,000			1,839,000

Central Luzon Campus	1,839,000			1,839,000
Region IVA - CALABARZON	7,898,000			7,898,000

CALABARZON Region Campus	7,898,000			7,898,000
Region IVB - MIMAROPA	538,000			538,000

MIMAROPA Region Campus	538,000			538,000
Region V - Bicol	7,088,000			7,088,000

Bicol Region Campus	7,088,000			7,088,000
Region VI - Western Visayas	5,511,000			5,511,000

Western Visayas Campus	5,511,000			5,511,000
Region VII - Central Visayas	3,734,000			3,734,000

Central Visayas Campus	3,734,000			3,734,000
Region VIII - Eastern Visayas	11,294,000			11,294,000

Eastern Visayas Campus	11,294,000			11,294,000
Region X - Northern Mindanao	8,301,000			8,301,000

Central Mindanao Campus	8,301,000			8,301,000
Region XI - Davao	3,755,000			3,755,000

Southern Mindanao Campus	3,755,000			3,755,000
Region XII - SOCCSKSARGEN	2,597,000			2,597,000

SOCCSKSARGEN Region Campus	2,597,000			2,597,000
Region XIII - Caraga	5,326,000			5,326,000

Caraga Region Campus	5,326,000			5,326,000

Sub-total, General Administration and Support	101,233,000	43,173,000	500,000	144,906,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	211
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Operations
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM	1,298,279,000	854,467,000	15,600,000	2,168,346,000

Operation of School Campuses	1,295,123,000	843,659,000	15,600,000	2,154,382,000

National Capital Region (NCR)	207,315,000	94,107,000	920,000	302,342,000

Diliman Campus	207,315,000	94,107,000	920,000	302,342,000
Region I - Ilocos	81,710,000	56,509,000	1,850,000	140,069,000

Ilocos Region Campus	81,710,000	56,509,000	1,850,000	140,069,000
Cordillera Administrative Region (CAR)	81,420,000	50,718,000	2,050,000	134,188,000

Cordillera Administrative Region Campus	81,420,000	50,718,000	2,050,000	134,188,000
Region II - Cagayan Valley	81,187,000	38,379,000	200,000	119,766,000

Cagayan Valley Campus	81,187,000	38,379,000	200,000	119,766,000
Region III - Central Luzon	78,956,000	52,304,000	200,000	131,460,000

Central Luzon Campus	78,956,000	52,304,000	200,000	131,460,000
Region IVA - CALABARZON	70,365,000	52,453,000	120,000	122,938,000

CALABARZON Region Campus	70,365,000	52,453,000	120,000	122,938,000
Region IVB - MIMAROPA	39,387,000	26,873,000	100,000	66,360,000

MIMAROPA Region Campus	39,387,000	26,873,000	100,000	66,360,000
Region V - Bicol	78,212,000	54,796,000	3,200,000	136,208,000

Bicol Region Campus	78,212,000	54,796,000	3,200,000	136,208,000
Region VI - Western Visayas	82,829,000	60,062,000	210,000	143,101,000

Western Visayas Campus	82,829,000	60,062,000	210,000	143,101,000
Region VII - Central Visayas	77,469,000	59,951,000	200,000	137,620,000

Central Visayas Campus	77,469,000	59,951,000	200,000	137,620,000
Region VIII - Eastern Visayas	75,129,000	55,179,000	3,200,000	133,508,000

Eastern Visayas Campus	75,129,000	55,179,000	3,200,000	133,508,000
Region IX - Zamboanga Peninsula	44,065,000	38,605,000	100,000	82,770,000

Zamboanga Peninsula Region Campus	44,065,000	38,605,000	100,000	82,770,000

212	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	79,109,000	53,242,000	200,000	132,551,000

Central Mindanao Campus	79,109,000	53,242,000	200,000	132,551,000
Region XI - Davao	83,842,000	47,407,000	2,810,000	134,059,000

Southern Mindanao Campus	83,842,000	47,407,000	2,810,000	134,059,000
Region XII - SOCCSKSARGEN	72,827,000	55,396,000	120,000	128,343,000

SOCCSKSARGEN Region Campus	72,827,000	55,396,000	120,000	128,343,000
Region XIII - Caraga	61,301,000	47,678,000	120,000	109,099,000

Caraga Region Campus	61,301,000	47,678,000	120,000	109,099,000
Policy Formulation, Program Planning and Standards Development	3,156,000	10,808,000		13,964,000

National Capital Region (NCR)	3,156,000	10,808,000		13,964,000

Office of the Executive Director (Central Office)	3,156,000	10,808,000		13,964,000
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM	1,525,000	21,587,000		23,112,000

National Competitive Examination (NCE)	1,525,000	18,045,000		19,570,000

National Capital Region (NCR)	1,525,000	18,045,000		19,570,000

Office of the Executive Director (Central Office)	1,525,000	18,045,000		19,570,000
STEM Promotional Activities		3,542,000		3,542,000

National Capital Region (NCR)		3,542,000		3,542,000

Office of the Executive Director (Central Office)		3,542,000		3,542,000

Sub-total, Operations	1,299,804,000	876,054,000	15,600,000	2,191,458,000

Total, Regular Programs	1,401,037,000	919,227,000	16,100,000	2,336,364,000

PROJECT(S)
Locally-Funded Project(s)
Repair and Improvement of Dormitory Building I			5,000,000	5,000,000

Region XII - SOCCSKSARGEN			5,000,000	5,000,000

SOCCSKSARGEN Region Campus			5,000,000	5,000,000
Construction of Advanced Science and Technology Building			76,000,000	76,000,000

Region IX - Zamboanga Peninsula			76,000,000	76,000,000

Zamboanga Peninsula Region Campus			76,000,000	76,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	213
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Completion of Science Research Facility						15,000,000		15,000,000

Region VII - Central Visayas						15,000,000		15,000,000

Central Visayas Campus						15,000,000		15,000,000
Completion of Student Learning Resource Center						15,000,000		15,000,000

Region III - Central Luzon						15,000,000		15,000,000

Central Luzon Campus						15,000,000		15,000,000
Completion of Dormitory Building II						20,000,000		20,000,000

Region XIII - Caraga						20,000,000		20,000,000

Caraga Region Campus						20,000,000		20,000,000
Completion of Academic Building for Senior High Program						75,000,000		75,000,000

National Capital Region (NCR)						75,000,000		75,000,000

Diliman Campus						75,000,000		75,000,000
Construction of Dormitory Building						3,500,000		3,500,000

Cordillera Administrative Region (CAR)						3,500,000		3,500,000

Cordillera Administrative Region Campus						3,500,000		3,500,000
Construction of Student Dormitory						30,000,000		30,000,000

Region II - Cagayan Valley						30,000,000		30,000,000

Cagayan Valley Campus						30,000,000		30,000,000
Rehabilitation of Community Center 2, Phase 2 (Student Dormitory)						80,000,000		80,000,000

Region I - Ilocos						80,000,000		80,000,000

Ilocos Region Campus						80,000,000		80,000,000
Construction of Covered Pathwalk and Parking Space						20,000,000		20,000,000

National Capital Region (NCR)						20,000,000		20,000,000

Diliman Campus						20,000,000		20,000,000
Construction/Rehabilitation of Auditorium						30,000,000		30,000,000

National Capital Region (NCR)						30,000,000		30,000,000

Diliman Campus						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)						369,500,000		369,500,000

Total, Project(s)						369,500,000		369,500,000

TOTAL NEW APPROPRIATIONS	₱	1,401,037,000	₱	919,227,000	₱	385,600,000	₱	2,705,864,000

214	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	818,299

Total Permanent Positions	818,299

Other Compensation Common to All
Personnel Economic Relief Allowance	33,912
Representation Allowance	5,898
Transportation Allowance	5,898
Clothing and Uniform Allowance	9,891
Honoraria	3,465
Mid-Year Bonus - Civilian	68,191
Year End Bonus	68,191
Cash Gift	7,065
Productivity Enhancement Incentive	7,065
Step Increment	2,046

Total Other Compensation Common to All	211,622

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	264,358
Lump-sum for Filling of Positions - Civilian	67,924
Anniversary Bonus - Civilian	237

Total Other Compensation for Specific Groups	332,519

Other Benefits
PAG-IBIG Contributions	3,390
PhilHealth Contributions	20,299
Employees Compensation Insurance Premiums	1,696
Loyalty Award - Civilian	920
Terminal Leave	2,973

Total Other Benefits	29,278

Non-Permanent Positions	9,319

Total Personnel Services	1,401,037

Maintenance and Other Operating Expenses
Travelling Expenses	35,553
Training and Scholarship Expenses	412,055

DECEMBER 30, 2024	OFFICIAL GAZETTE	215
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Supplies and Materials Expenses	89,198
Utility Expenses	65,126
Communication Expenses	31,062
Awards/Rewards and Prizes	675
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,992
Professional Services	32,255
General Services	155,519
Repairs and Maintenance	25,532
Taxes, Insurance Premiums and Other Fees	40,816
Other Maintenance and Operating Expenses
Advertising Expenses	4,485
Printing and Publication Expenses	5,242
Representation Expenses	7,772
Transportation and Delivery Expenses	597
Rent/Lease Expenses	2,117
Membership Dues and Contributions to Organizations	175
Subscription Expenses	7,276
Other Maintenance and Operating Expenses	1,780

Total Maintenance and Other Operating Expenses	919,227

Total Current Operating Expenditures	2,320,264

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	369,500
Machinery and Equipment Outlay	4,100
Transportation Equipment Outlay	12,000

Total Capital Outlays	385,600

TOTAL NEW APPROPRIATIONS	2,705,864

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	319,340,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	28,692,000	₱	17,174,000	₱	4,800,000	₱	50,666,000
Operations		26,904,000		100,236,000		80,328,000		207,468,000

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		10,816,000		57,891,000		80,328,000		149,035,000

216	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

TEXTILE S&T SERVICES PROGRAM		11,755,000		26,602,000				38,357,000
TEXTILE TECHNOLOGY TRANSFER PROGRAM		4,333,000		15,743,000				20,076,000

Total, Regular Programs		55,596,000		117,410,000		85,128,000		258,134,000

B. PROJECT(S)
Locally-Funded Project(s)				10,700,000		50,506,000		61,206,000

Total, Project(s)				10,700,000		50,506,000		61,206,000

TOTAL NEW APPROPRIATIONS	₱	55,596,000	₱	128,110,000	₱	135,634,000	₱	319,340,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Textile Research Institute (PTRI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PTRI’s website.

The PTRI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,692,000	₱	17,014,000	₱	4,800,000	₱	50,506,000
Human Resource Development				160,000				160,000

Sub-total, General Administration and Support		28,692,000		17,174,000		4,800,000		50,666,000

Operations
TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		10,816,000		57,891,000		80,328,000		149,035,000

Scientific Research Studies on Chemical and Physical Characterization and Optimization of Textile Raw Materials and Textile Product Properties and End-use Diversification		10,816,000		57,891,000		80,328,000		149,035,000
TEXTILE S&T SERVICES PROGRAM		11,755,000		26,602,000				38,357,000

Testing of Raw Materials and Allied Products and Provision of Technical Assistance to the Textile, Garments and Allied Industries on Textile Processing and Machinery Utilization		11,755,000		26,602,000				38,357,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	217
DEPARTMENT OF SCIENCE AND TECHNOLOGY

TEXTILE TECHNOLOGY TRANSFER PROGRAM		4,333,000		15,743,000				20,076,000

Dissemination of Textile Information and Provision of Documentation of Services to Textile Millers and Allied Industries		4,333,000		15,743,000				20,076,000

Sub-total, Operations		26,904,000		100,236,000		80,328,000		207,468,000

Total, Regular Programs		55,596,000		117,410,000		85,128,000		258,134,000

PROJECT(S)
Locally-Funded Project(s)
Rehabilitation and Retrofitting of the Natural Fiber Processing Center (Phase IV)						19,700,000		19,700,000
Repair and Renovation of Innovation Center for Yarns and Textiles (ICYT)						12,006,000		12,006,000
Mapping, Scoping and Profiling BARMM Textiles Towards Developing Textile Inclusive Innovation Ecosystem in BARMM				6,500,000				6,500,000
SusTELAbility FIBERCYCLE: Facilitating Innovative Bottle Recycling for Eco-Friendly Conversion into Yarn for Closed-Loop Production Initiative				2,000,000		8,000,000		10,000,000
Establishment of Silk Production and Processing Center				1,000,000		9,000,000		10,000,000
Establishment of Natural Dye Center				1,200,000		1,800,000		3,000,000

Sub-total, Locally-Funded Project(s)				10,700,000		50,506,000		61,206,000

Total, Project(s)				10,700,000		50,506,000		61,206,000

TOTAL NEW APPROPRIATIONS	₱	55,596,000	₱	128,110,000	₱	135,634,000	₱	319,340,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	31,002

Total Permanent Positions	31,002

Other Compensation Common to All
Personnel Economic Relief Allowance	1,848
Representation Allowance	120
Transportation Allowance	120

218	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Clothing and Uniform Allowance	539
Mid-Year Bonus - Civilian	2,584
Year End Bonus	2,584
Cash Gift	385
Productivity Enhancement Incentive	385
Step Increment	78

Total Other Compensation Common to All	8,643

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	14,864

Total Other Compensation for Specific Groups	14,864

Other Benefits
PAG-IBIG Contributions	185
PhilHealth Contributions	761
Employees Compensation Insurance Premiums	91
Loyalty Award - Civilian	50

Total Other Benefits	1,087

Total Personnel Services	55,596

Maintenance and Other Operating Expenses
Travelling Expenses	14,134
Training and Scholarship Expenses	1,107
Supplies and Materials Expenses	27,952
Utility Expenses	13,521
Communication Expenses	576
Awards/Rewards and Prizes	91
Survey, Research, Exploration and Development Expenses	4,554
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	33,203
General Services	4,711
Repairs and Maintenance	9,014
Taxes, Insurance Premiums and Other Fees	5,144
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	822
Representation Expenses	3,112
Transportation and Delivery Expenses	1,125
Rent/Lease Expenses	18
Subscription Expenses	619
Other Maintenance and Operating Expenses	7,771

Total Maintenance and Other Operating Expenses	128,110

Total Current Operating Expenditures	183,706

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	36,306

DECEMBER 30, 2024	OFFICIAL GAZETTE	219
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Machinery and Equipment Outlay	94,528
Transportation Equipment Outlay	4,800

Total Capital Outlays	135,634

TOTAL NEW APPROPRIATIONS	319,340

Q. SCIENCE EDUCATION INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	7,488,557,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,443,000	₱	18,142,000	₱	5,200,000	₱	41,785,000
Operations		30,762,000		7,384,564,000				7,415,326,000

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		11,875,000		7,315,205,000				7,327,080,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		18,887,000		69,359,000				88,246,000

Total, Regular Programs		49,205,000		7,402,706,000		5,200,000		7,457,111,000

B. PROJECT(S)
Locally-Funded Project(s)				1,446,000		30,000,000		31,446,000

Total, Project(s)				1,446,000		30,000,000		31,446,000

TOTAL NEW APPROPRIATIONS	₱	49,205,000	₱	7,404,152,000	₱	35,200,000	₱	7,488,557,000

Special Provision(s)

1. Funds for Local and Foreign Scholarships. In the over-all programming of the scholarship grants, the Science Education Institute (SEI) shall ensure that the full requirements of existing scholars are considered to guarantee their continued funding.

2. Reporting and Posting Requirements. The SEI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	SEI’s website.

The SEI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

220	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,443,000	₱	18,142,000	₱	5,200,000	₱	41,785,000

Sub-total, General Administration and Support		18,443,000		18,142,000		5,200,000		41,785,000

Operations
SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		11,875,000		7,315,205,000				7,327,080,000

Development and Administration of S&T Scholarship Programs, Awards and Grants for Graduate Level		4,573,000		2,848,959,000				2,853,532,000
Development and Administration of S&T Scholarship Programs, Awards and Grants for Undergraduate Level		7,302,000		4,466,246,000				4,473,548,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		18,887,000		69,359,000				88,246,000

Research, Promotion and Development of S&T Education and Training		18,887,000		69,359,000				88,246,000

Sub-total, Operations		30,762,000		7,384,564,000				7,415,326,000

Total, Regular Programs		49,205,000		7,402,706,000		5,200,000		7,457,111,000

PROJECT(S)
Locally-Funded Project(s)
Design and Construction of the DOST-SEI Office Building						30,000,000		30,000,000
Support to the Presidential Committee Implementing PD 997				1,446,000				1,446,000

Sub-total, Locally-Funded Project(s)				1,446,000		30,000,000		31,446,000

Total, Project(s)				1,446,000		30,000,000		31,446,000

TOTAL NEW APPROPRIATIONS	₱	49,205,000	₱	7,404,152,000	₱	35,200,000	₱	7,488,557,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

DECEMBER 30, 2024	OFFICIAL GAZETTE	221
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Civilian Personnel
Permanent Positions
Basic Salary	30,791

Total Permanent Positions	30,791

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	371
Mid-Year Bonus - Civilian	2,566
Year End Bonus	2,566
Cash Gift	265
Productivity Enhancement Incentive	265
Step Increment	77

Total Other Compensation Common to All	8,426

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,989

Total Other Compensation for Specific Groups	8,989

Other Benefits
PAG-IBIG Contributions	127
PhilHealth Contributions	744
Employees Compensation Insurance Premiums	63
Loyalty Award - Civilian	65

Total Other Benefits	999

Total Personnel Services	49,205

Maintenance and Other Operating Expenses
Travelling Expenses	1,140
Training and Scholarship Expenses	7,378,714
Supplies and Materials Expenses	4,592
Utility Expenses	3,800
Communication Expenses	5,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,270
General Services	2,950
Repairs and Maintenance	670
Taxes, Insurance Premiums and Other Fees	1,200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	30
Subscription Expenses	4,530

222	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Maintenance and Other Operating Expenses	7,404,152

Total Current Operating Expenditures	7,453,357

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Transportation Equipment Outlay	5,200

Total Capital Outlays	35,200

TOTAL NEW APPROPRIATIONS	7,488,557

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	142,706,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,094,000	₱	15,218,000	₱	3,716,000	₱	41,028,000
Operations		25,351,000		66,562,000		9,765,000		101,678,000

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM		25,351,000		66,562,000		9,765,000		101,678,000

TOTAL NEW APPROPRIATIONS	₱	47,445,000	₱	81,780,000	₱	13,481,000	₱	142,706,000

Special Provision(s)

1. Reporting and Posting Requirements. The Science and Technology Information Institute (STII) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	STII’s website.

The STII shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	223
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,094,000	₱	15,218,000	₱	3,716,000	₱	41,028,000

Sub-total, General Administration and Support		22,094,000		15,218,000		3,716,000		41,028,000

Operations
SCIENCE AND TECHNOLOGY INFORMATION PROGRAM		25,351,000		66,562,000		9,765,000		101,678,000

Operation of Science and Technology Center for Information Services		11,696,000		26,258,000		9,765,000		47,719,000
Science and Technology Promotion and Advocacy Services		10,729,000		7,579,000				18,308,000
Operation and Broadcast of DOST Science Technology Channel “DOSTv”		2,926,000		32,725,000				35,651,000

Sub-total, Operations		25,351,000		66,562,000		9,765,000		101,678,000

TOTAL NEW APPROPRIATIONS	₱	47,445,000	₱	81,780,000	₱	13,481,000	₱	142,706,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	27,411

Total Permanent Positions	27,411

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	392
Mid-Year Bonus - Civilian	2,284
Year End Bonus	2,284
Cash Gift	280
Productivity Enhancement Incentive	280
Step Increment	69

Total Other Compensation Common to All	7,461

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,735

Total Other Compensation for Specific Groups	8,735

224	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	134
PhilHealth Contributions	671
Employees Compensation Insurance Premiums	67
Loyalty Award - Civilian	40

Total Other Benefits	912

Non-Permanent Positions	2,926

Total Personnel Services	47,445

Maintenance and Other Operating Expenses
Travelling Expenses	3,089
Training and Scholarship Expenses	2,295
Supplies and Materials Expenses	11,792
Utility Expenses	5,767
Communication Expenses	1,121
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	12,202
General Services	2,500
Repairs and Maintenance	712
Taxes, Insurance Premiums and Other Fees	388
Labor and Wages	7,296
Other Maintenance and Operating Expenses
Advertising Expenses	22,656
Printing and Publication Expenses	3,069
Representation Expenses	5,953
Rent/Lease Expenses	939
Subscription Expenses	1,257
Other Maintenance and Operating Expenses	608

Total Maintenance and Other Operating Expenses	81,780

Total Current Operating Expenditures	129,225

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,210
Machinery and Equipment Outlay	8,242
Furniture, Fixtures and Books Outlay	4,029

Total Capital Outlays	13,481

TOTAL NEW APPROPRIATIONS	142,706

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	230,812,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	225
DEPARTMENT OF SCIENCE AND TECHNOLOGY

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	24,809,000	₱	22,625,000	₱	5,898,000	₱	53,332,000
Operations		35,892,000		131,088,000		10,500,000		177,480,000

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM		35,892,000		131,088,000		10,500,000		177,480,000

TOTAL NEW APPROPRIATIONS	₱	60,701,000	₱	153,713,000	₱	16,398,000	₱	230,812,000

Special Provision(s)

1. Reporting and Posting Requirements. The Technology Application and Promotion Institute (TAPI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	TAPI’s website.

The TAPI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,830,000	₱	22,625,000	₱	5,898,000	₱	52,353,000
Administration of Personnel Benefits		979,000						979,000

Sub-total, General Administration and Support		24,809,000		22,625,000		5,898,000		53,332,000

Operations
TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM		35,892,000		131,088,000		10,500,000		177,480,000

Technology Application, Promotion and Commercialization		23,073,000		42,836,000				65,909,000
Technology and Invention Development Assistance		12,819,000		88,252,000		10,500,000		111,571,000

Sub-total, Operations		35,892,000		131,088,000		10,500,000		177,480,000

TOTAL NEW APPROPRIATIONS	₱	60,701,000	₱	153,713,000	₱	16,398,000	₱	230,812,000

226	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,548

Total Permanent Positions	36,548

Other Compensation Common to All
Personnel Economic Relief Allowance	1,632
Representation Allowance	336
Transportation Allowance	336
Clothing and Uniform Allowance	476
Mid-Year Bonus - Civilian	3,046
Year End Bonus	3,046
Cash Gift	340
Productivity Enhancement Incentive	340
Step Increment	91

Total Other Compensation Common to All	9,643

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	12,362

Total Other Compensation for Specific Groups	12,362

Other Benefits
PAG-IBIG Contributions	163
PhilHealth Contributions	899
Employees Compensation Insurance Premiums	82
Loyalty Award - Civilian	25
Terminal Leave	979

Total Other Benefits	2,148

Total Personnel Services	60,701

Maintenance and Other Operating Expenses
Travelling Expenses	3,740
Training and Scholarship Expenses	2,578
Supplies and Materials Expenses	5,193
Utility Expenses	1,770
Communication Expenses	1,665
Awards/Rewards and Prizes	125
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136

DECEMBER 30, 2024	OFFICIAL GAZETTE	227
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Professional Services	18,095
General Services	2,915
Repairs and Maintenance	2,917
Financial Assistance/Subsidy	97,000
Taxes, Insurance Premiums and Other Fees	640
Labor and Wages	150
Other Maintenance and Operating Expenses
Advertising Expenses	300
Printing and Publication Expenses	350
Representation Expenses	1,100
Transportation and Delivery Expenses	600
Rent/Lease Expenses	8,148
Membership Dues and Contributions to Organizations	75
Subscription Expenses	2,159
Litigation/Acquired Assets Expenses	2,000
Other Maintenance and Operating Expenses	2,057

Total Maintenance and Other Operating Expenses	153,713

Total Current Operating Expenditures	214,414

Capital Outlays
Loans Outlay	10,000
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,898
Furniture, Fixtures and Books Outlay	500

Total Capital Outlays	16,398

TOTAL NEW APPROPRIATIONS	230,812

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GENERAL SUMMARY

DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	915,827,000	₱	6,207,520,000	₱	626,776,000	₱	7,750,123,000
B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE		74,133,000		305,218,000		2,750,000		382,101,000
C. FOOD AND NUTRITION RESEARCH INSTITUTE		132,044,000		441,775,000		210,985,000		784,804,000
D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE		143,770,000		78,522,000		18,774,000		241,066,000
E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE		271,340,000		172,726,000		73,590,000		517,656,000
F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER		176,262,000		70,228,000		26,800,000		273,290,000
G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY		18,270,000		131,367,000		1,290,000		150,927,000
H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES		37,140,000		205,519,000		2,885,000		245,544,000
I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION		608,554,000		711,791,000		611,027,000		1,931,372,000
J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT		187,289,000		1,456,379,000		15,305,000		1,658,973,000
K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT		52,162,000		831,237,000				883,399,000
L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT		74,442,000		986,184,000		2,700,000		1,063,326,000
M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY		155,907,000		326,507,000		405,432,000		887,846,000
N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE		195,105,000		181,601,000		644,990,000		1,021,696,000
O. PHILIPPINE SCIENCE HIGH SCHOOL SYSTEM		1,401,037,000		919,227,000		385,600,000		2,705,864,000
P. PHILIPPINE TEXTILE RESEARCH INSTITUTE		55,596,000		128,110,000		135,634,000		319,340,000
Q. SCIENCE EDUCATION INSTITUTE		49,205,000		7,404,152,000		35,200,000		7,488,557,000
R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE		47,445,000		81,780,000		13,481,000		142,706,000
S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE		60,701,000		153,713,000		16,398,000		230,812,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF SCIENCE AND TECHNOLOGY	₱	4,656,229,000	₱	20,793,556,000	₱	3,229,617,000	₱	28,679,402,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	229
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

XXIII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects, as indicated hereunder	₱	215,818,586,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	370,203,000	₱	1,835,028,000	₱	175,850,000	₱	2,381,081,000
Support to Operations		100,001,000		1,238,416,000		357,410,000		1,695,827,000
Operations		10,026,224,000		167,845,436,000		50,000,000		177,921,660,000

PROMOTIVE SOCIAL WELFARE PROGRAM		8,208,645,000		62,262,390,000				70,471,035,000
PROTECTIVE SOCIAL WELFARE PROGRAM		759,099,000		101,980,225,000				102,739,324,000
DISASTER RESPONSE AND MANAGEMENT PROGRAM				3,378,267,000		50,000,000		3,428,267,000
SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM		30,054,000		44,156,000				74,210,000
SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM		1,028,426,000		180,398,000				1,208,824,000

Total, Regular Programs		10,496,428,000		170,918,880,000		583,260,000		181,998,568,000

B. PROJECT(S)
Locally-Funded Project(s)		127,475,000		32,638,005,000		31,050,000		32,796,530,000
Foreign-Assisted Project(s)				1,010,185,000		13,303,000		1,023,488,000

Total, Project(s)		127,475,000		33,648,190,000		44,353,000		33,820,018,000

TOTAL NEW APPROPRIATIONS	₱	10,623,903,000	₱	204,567,070,000	₱	627,613,000	₱	215,818,586,000

Special Provision(s)

1. Pantawid Pamilyang Pilipino Program. The amount of Sixty Four Billion One Hundred Eighty Five Million Four Hundred Thirty One Thousand Pesos (₱64,185,431,000) appropriated herein for the Pantawid Pamilyang Pilipino Program (4Ps) shall be used to support the poverty reduction and social development strategy of the National Government: Provided , That the 4Ps shall cover the eligible beneficiaries under Section 6 of R.A. No. 11310. The said amount shall cover cash grants, including payment of arrears for FYs 2023 and 2024, rice subsidy, Enhanced Support Services Intervention (ESSI) grants, and cash grants for the first 1,000-day health monitoring during pregnancy until the child has turned two (2) years old: Provided , That the DSWD, in coordination with the DOH, shall issue the implementing guidelines for the first 1,000-day cash grants.

The above-mentioned beneficiaries who are compliant to program conditions shall continue to receive educational and health grants, including the ESSI grants, as well as other social protection programs such as, but not limited to, livelihood assistance and health services through PhilHealth.

The DSWD shall provide beneficiaries direct and secured access to cash grants through an authorized government depository bank (AGDB). In case there is no

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GENERAL APPROPRIATIONS ACT, FY 2025

AGDB in the locality, the DSWD may enter into contracts with rural banks, thrift banks, cooperative banks, and Financial Service Providers (FSPs), including institutions engaged in money remittances, registered with the BSP.

2. Protective Services Program. The amount appropriated herein for Protective Services for Individuals, Families and Communities in Difficult Circumstances shall be used to implement and to provide financial assistance to individuals, families and communities in difficult situations. This includes food assistance, food packs, transportation, medical, burial assistance, assistance to students, cash/food for work, and all other types of assistance to individuals/sectors/communites in especially difficult circumstances who are vulnerable, at risk, and/or affected by disastrous calamities.

The DSWD shall post the following on its official websites: (i) list of cases responded to and the type of intervention provided; and (ii) list of program-beneficiaries, their locations, the specific assistance given to them and the corresponding amounts, subject to the provision of R.A. No. 10173 (Data Privacy Act of 2012). The Secretary of Social Welfare and Development and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that said reports are posted on the official website of the DSWD, which shall be considered compliance with the said reportorial requirements.

Implementation of this provision shall be subject to the guidelines as may be issued for this purpose.

3. Ayuda sa Kapos ang Kita Program (AKAP). The amount of Twenty Six Billion One Hundred Fifty Nine Million Pesos (₱26,159,000,000) appropriated herein under the Ayuda sa Kapos ang Kita Program shall be used to implement and to provide financial assistance to individuals whose income does not exceed the statutory minimum wage and who is severely affected by the rising inflation. The financial assistance shall include but not limited to food, medical, funeral, cash relief assistance, or rice assistance.

The program may also be implemented through the Local Government Units (LGUs), subject to a Memorandum of Agreement (MOA) between the DSWD and the respective LGU.

Implementation of this provision is subject to the guidelines issued by the DSWD and the existing budgeting, accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, pages 755-756, R.A. No. 12116)

4. Sustainable Livelihood Program. The amount appropriated herein for the Sustainable Livelihood Program (SLP) shall be used to support the: (i) Micro-Enterprise Development Track which supports microenterprises in becoming organizationally and economically viable; and (ii) Employment Facilitation Track which assists participants to access appropriate employment. The fund shall be used to provide viable interventions and support to improve the participants’ socio- economic conditions by accessing and acquiring necessary assets to engage in and maintain thriving livelihoods. The DSWD shall establish a list of the program beneficiaries setting out the conditions that qualify them to benefit from the program. In no case shall the amount be used for seminars, training, public information programs, and any other purpose not directly connected with the livelihood program.

5. Quick Response Fund. The amount of One Billion Two Hundred Fifty Million Pesos (₱1,250,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for rehabilitation and relief programs, including the prepositioning of goods and equipment, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

6. Social Pension for Indigent Senior Citizens. The amount of Forty Nine Billion Eight Hundred Seven Million Fifty Thousand Pesos (₱49,807,050,000) appropriated herein for the Social Pension for Indigent Senior Citizens shall be used for the monthly stipend of One Thousand Pesos (₱1,000) to senior citizen beneficiaries, as determined by the DSWD. In no case shall more than five percent (5%) of said amount be used for administrative expenses.

The DSWD shall ensure that the stipend shall be given directly to senior-citizen beneficiaries through an AGDB. In case there is no or limited AGDB in the locality, the DSWD may enter into contracts with banks and non-bank financial institutions licensed or registered with the BSP and other secure means of payments as determined by the DSWD. The DSWD shall issue guidelines for this purpose.

7. Philippine Food STAMP. The amount appropriated herein under Philippine Food STAMP (Strategic Transfer and Alternative Measures Program) shall be used to provide food augmentation to families experiencing involuntary hunger due to extreme poverty: Provided, That the eligible beneficiaries of the program shall be taken from the bottom one million households on the Listahanan 3 generated through the National Household Targeting System for Poverty Reduction: Provided, Further, That poor households receiving regular assistance from the 4Ps shall no longer qualify as eligible beneficiaries under this program. This provision shall be subject to the guidelines to be issued by DSWD

8. PAyapa at MAsaganang PamayaNAn Program. The amount of One Billion Four Hundred Million One Hundred Twelve Thousand Pesos (₱1,400,112,000) appropriated herein for the PAyaga at MAsaganang PamayaNAn (PAMANA) Program shall be used exclusively to implement projects in conflict-affected and conflict- vulnerable areas, including the administrative cost requirement. Out of this amount, Five Hundred Million Pesos (₱500,000,000) shall be used for peace and development case management process that aims to facilitate the healing process of individuals, families and communities over traumas from armed conflict struggles to build their resilience: Provided, That the DSWD shall issue the implementing guidelines for the peace and development case management.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 756, R.A. No. 12116)

9. Allocation for the Bangsamoro Autonomous Region in Muslim Mindanao (BARMM) for Nationally Funded Projects. The DSWD and DBM shall ensure the direct release of the following DSWD program funds allocated for BARMM, particularly to its Ministry of Social Welfare and Development, through the Office of the Chief Minister, with a detailed amount per province, in accordance with existing budgeting, accounting and auditing rules and regulations:

1.	Pantawid Pamilyang Pilipino Program (Administrative Cost);

2.	Sustainable Livelihood Program;

3.	Supplementary Feeding Program; and

4.	Social Pension for Indigent Senior Citizens.

The Governors in the covered BARMM provinces shall be furnished copies of said allocation/release of funds.

The Office of the Chief Minister shall submit to the DBM and the DSWD, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, including the actual beneficiaries served per province in BARMM. The Minister of Social Welfare and Development and government’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the BARMM website.

DECEMBER 30, 2024	OFFICIAL GAZETTE	231
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

10. Trust Receipts from the Proceeds from the Sale of the Welfareville Property. Proceeds derived from the sale of the Welfareville Property, net of lawful expenses, including the cost of relocation of the National Center for Mental Health, Center for Health Development-National Capital Region, and DOJ Correctional Institution for Women shall be used to promote the welfare of indigent children, constituted as the Children’s Welfare and Development Fund in accordance with R.A. No. 5260. Said proceeds shall be deposited with the National Treasury in accordance with E.O. No. 338, s. 1996, and shall be recorded as trust receipts.

11. Supplementary Feeding Program. The amount appropriated herein shall be used to implement Supplementary Feeding Program for undernourished children ages three (3) to five (5) enrolled in LGU-run Child Development Centers (CDCs), those ages two (2) to four (4) enrolled in Supervised Neighborhood Play (SNP), and those five (5) years old not enrolled in DepEd kindergarten but enrolled in CDC or SNP. The feeding program includes the provision of fortified meals such as hot meals, milk supplementation, ready-to-eat/cook foods, and vitamin-enriched bread, including nutribun, five days a week for 120 days.

Implementation of this program shall be subject to the guidelines to be issued by the DSWD, consistent with the provisions of R.A. No. 11037 (Masustansyang Pagkain Para sa Batang Pilipino Act).

12. Reporting and Posting Requirements. The DSWD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	DSWD’s website.

The DSWD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under the existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

13. Appropriations for Programs and Specific Activities. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	348,618,000	₱	1,835,028,000	₱	175,850,000	₱	2,359,496,000

National Capital Region (NCR)		348,618,000		1,361,877,000		156,850,000		1,867,345,000

Central Office		348,618,000		1,302,983,000		156,850,000		1,808,451,000
Regional Office - NCR				58,894,000				58,894,000
Region I - Ilocos				19,881,000				19,881,000

Regional Office - I				19,881,000				19,881,000
Cordillera Administrative Region (CAR)				9,474,000				9,474,000

Regional Office - CAR				9,474,000				9,474,000
Region II - Cagayan Valley				6,580,000				6,580,000

Regional Office - II				6,580,000				6,580,000
Region III - Central Luzon				18,875,000				18,875,000

Regional Office - III				18,875,000				18,875,000
Region IVA - CALABARZON				22,454,000				22,454,000

Regional Office - IVA				22,454,000				22,454,000

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Region IVB - MIMAROPA		15,673,000		15,673,000

Regional Office - IVB		15,673,000		15,673,000
Region V - Bicol		167,021,000		167,021,000

Regional Office - V		167,021,000		167,021,000
Region VI - Western Visayas		4,605,000		4,605,000

Regional Office - VI		4,605,000		4,605,000
Region VII- Central Visayas		5,759,000		5,759,000

Regional Office - VII		5,759,000		5,759,000
Region VIII- Eastern Visayas		161,326,000	19,000,000	180,326,000

Regional Office - VIII		161,326,000	19,000,000	180,326,000
Region IX - Zamboanga Peninsula		10,177,000		10,177,000

Regional Office - IX		10,177,000		10,177,000
Region X - Northern Mindanao		12,692,000		12,692,000

Regional Office - X		12,692,000		12,692,000
Region XI - Davao		4,943,000		4,943,000

Regional Office - XI		4,943,000		4,943,000
Region XII - SOCCSKSARGEN		9,024,000		9,024,000

Regional Office - XII		9,024,000		9,024,000
Region XIII - Caraga		4,667,000		4,667,000

Regional Office - XIII		4,667,000		4,667,000
Administration of Personnel Benefits	21,585,000			21,585,000

National Capital Region (NCR)	21,585,000			21,585,000

Central Office	21,585,000			21,585,000

Sub-total, General Administration and Support	370,203,000	1,835,028,000	175,850,000	2,381,081,000

Support to Operations
Information and Communication Technology Service Management	10,404,000	1,096,396,000	357,410,000	1,464,210,000

National Capital Region (NCR)	10,404,000	1,096,396,000	357,410,000	1,464,210,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	233
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Central Office	10,404,000	1,096,396,000	357,410,000	1,464,210,000
Social Marketing Services	13,262,000	7,412,000		20,674,000

National Capital Region (NCR)	13,262,000	7,412,000		20,674,000

Central Office	13,262,000	7,412,000		20,674,000
Social Technology Development and Enhancement	30,961,000	42,052,000		73,013,000

National Capital Region (NCR)	30,961,000	42,052,000		73,013,000

Central Office	30,961,000	42,052,000		73,013,000
Formulation and Development of Policies and Plans	45,374,000	26,160,000		71,534,000

National Capital Region (NCR)	45,374,000	26,160,000		71,534,000

Central Office	45,374,000	26,160,000		71,534,000
Enhanced Partnership Against Hunger and Poverty-National Program Management Office (EPAHP-NPMO)		66,396,000		66,396,000

National Capital Region (NCR)		66,396,000		66,396,000

Central Office		66,396,000		66,396,000

Sub-total, Support to Operations	100,001,000	1,238,416,000	357,410,000	1,695,827,000

Operations
PROMOTIVE SOCIAL WELFARE PROGRAM	8,208,645,000	62,262,390,000		70,471,035,000

Pantawid Pamilyang Pilipino Program (Implementation of Conditional Cash Transfer)	7,781,767,000	56,403,664,000		64,185,431,000

National Capital Region (NCR)	754,698,000	12,241,049,000		12,995,747,000

Central Office	266,895,000	9,884,259,000		10,151,154,000
Regional Office - NCR	487,803,000	2,356,790,000		2,844,593,000
Region I - Ilocos	375,503,000	2,435,097,000		2,810,600,000

Regional Office - I	375,503,000	2,435,097,000		2,810,600,000
Cordillera Administrative Region (CAR)	185,039,000	618,715,000		803,754,000

Regional Office - CAR	185,039,000	618,715,000		803,754,000
Region II - Cagayan Valley	245,499,000	1,436,556,000		1,682,055,000

Regional Office - II	245,499,000	1,436,556,000		1,682,055,000

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Region III - Central Luzon	598,892,000	3,437,417,000	4,036,309,000

Regional Office - III	598,892,000	3,437,417,000	4,036,309,000
Region IVA - CALABARZON	533,830,000	3,950,096,000	4,483,926,000

Regional Office - IVA	533,830,000	3,950,096,000	4,483,926,000
Region IVB - MIMAROPA	398,163,000	2,537,384,000	2,935,547,000

Regional Office - IVB	398,163,000	2,537,384,000	2,935,547,000
Region V - Bicol	637,054,000	4,432,437,000	5,069,491,000

Regional Office - V	637,054,000	4,432,437,000	5,069,491,000
Region VI - Western Visayas	543,862,000	4,001,459,000	4,545,321,000

Regional Office - VI	543,862,000	4,001,459,000	4,545,321,000
Region VII - Central Visayas	510,257,000	3,503,936,000	4,014,193,000

Regional Office - VII	510,257,000	3,503,936,000	4,014,193,000
Region VIII - Eastern Visayas	501,743,000	3,201,540,000	3,703,283,000

Regional Office - VIII	501,743,000	3,201,540,000	3,703,283,000
Region IX - Zamboanga Peninsula	621,649,000	3,413,974,000	4,035,623,000

Regional Office - IX	621,649,000	3,413,974,000	4,035,623,000
Region X - Northern Mindanao	534,800,000	3,307,473,000	3,842,273,000

Regional Office - X	534,800,000	3,307,473,000	3,842,273,000
Region XI - Davao	465,693,000	3,047,367,000	3,513,060,000

Regional Office - XI	465,693,000	3,047,367,000	3,513,060,000
Region XII - SOCCSKSARGEN	493,576,000	2,540,035,000	3,033,611,000

Regional Office - XII	493,576,000	2,540,035,000	3,033,611,000
Region XIII - Caraga	381,509,000	2,299,129,000	2,680,638,000

Regional Office - XIII	381,509,000	2,299,129,000	2,680,638,000
Sustainable Livelihood Program	426,878,000	5,858,726,000	6,285,604,000

National Capital Region (NCR)	56,067,000	4,703,280,000	4,759,347,000

Central Office	39,541,000	4,661,715,000	4,701,256,000
Regional Office - NCR	16,526,000	41,565,000	58,091,000
Region I - Ilocos	16,192,000	73,452,000	89,644,000

Regional Office - I	16,192,000	73,452,000	89,644,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	235
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Cordillera Administrative Region (CAR)	18,785,000	43,656,000	62,441,000

Regional Office - CAR	18,785,000	43,656,000	62,441,000
Region II - Cagayan Valley	13,442,000	59,786,000	73,228,000

Regional Office - II	13,442,000	59,786,000	73,228,000
Region III - Central Luzon	13,442,000	77,642,000	91,084,000

Regional Office - III	13,442,000	77,642,000	91,084,000
Region IVA - CALABARZON	14,067,000	101,627,000	115,694,000

Regional Office - IVA	14,067,000	101,627,000	115,694,000
Region IVB - MIMAROPA	27,078,000	50,995,000	78,073,000

Regional Office - IVB	27,078,000	50,995,000	78,073,000
Region V - Bicol	26,551,000	97,064,000	123,615,000

Regional Office - V	26,551,000	97,064,000	123,615,000
Region VI - Western Visayas	21,957,000	109,218,000	131,175,000

Regional Office - VI	21,957,000	109,218,000	131,175,000
Region VII - Central Visayas	18,403,000	114,573,000	132,976,000

Regional Office - VII	18,403,000	114,573,000	132,976,000
Region VIII - Eastern Visayas	31,809,000	101,766,000	133,575,000

Regional Office - VIII	31,809,000	101,766,000	133,575,000
Region IX - Zamboanga Peninsula	48,113,000	63,819,000	111,932,000

Regional Office - IX	48,113,000	63,819,000	111,932,000
Region X - Northern Mindanao	33,288,000	97,753,000	131,041,000

Regional Office - X	33,288,000	97,753,000	131,041,000
Region XI - Davao	30,371,000	61,265,000	91,636,000

Regional Office - XI	30,371,000	61,265,000	91,636,000
Region XII - SOCCSKSARGEN	14,152,000	40,716,000	54,868,000

Regional Office - XII	14,152,000	40,716,000	54,868,000
Region XIII - Caraga	43,161,000	62,114,000	105,275,000

Regional Office - XII	43,161,000	62,114,000	105,275,000
PROTECTIVE SOCIAL WELFARE PROGRAM	759,099,000	101,980,225,000	102,739,324,000

236	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM	665,902,000	2,255,280,000	2,921,182,000

Services for Residential and Center-based Clients	665,902,000	2,255,280,000	2,921,182,000

National Capital Region (NCR)	216,832,000	1,592,414,000	1,809,246,000

Central Office		1,236,985,000	1,236,985,000
Regional Office - NCR	216,832,000	355,429,000	572,261,000
Region I - Ilocos	34,925,000	49,381,000	84,306,000

Regional Office -I	34,925,000	49,381,000	84,306,000
Cordillera Administrative Region (CAR)	17,475,000	25,656,000	43,131,000

Regional Office -CAR	17,475,000	25,656,000	43,131,000
Region II - Cagayan Valley	24,343,000	21,915,000	46,258,000

Regional Office -II	24,343,000	21,915,000	46,258,000
Region III - Central Luzon	53,315,000	75,284,000	128,599,000

Regional Office -III	53,315,000	75,284,000	128,599,000
Region IVA - CALABARZON	61,941,000	70,809,000	132,750,000

Regional Office -IVA	61,941,000	70,809,000	132,750,000
Region IVB - MIMAROPA	1,088,000	5,045,000	6,133,000

Regional Office -IVB	1,088,000	5,045,000	6,133,000
Region V - Bicol	21,727,000	23,583,000	45,310,000

Regional Office -V	21,727,000	23,583,000	45,310,000
Region VI - Western Visayas	23,079,000	20,654,000	43,733,000

Regional Office -VI	23,079,000	20,654,000	43,733,000
Region VII - Central Visayas	36,986,000	34,759,000	71,745,000

Regional Office -VII	36,986,000	34,759,000	71,745,000
Region VIII - Eastern Visayas	33,480,000	39,278,000	72,758,000

Regional Office -VIII	33,480,000	39,278,000	72,758,000
Region IX - Zamboanga Peninsula	38,334,000	153,274,000	191,608,000

Regional Office -IX	38,334,000	153,274,000	191,608,000
Region X - Northern Mindanao	23,546,000	36,348,000	59,894,000

Regional Office -X	23,546,000	36,348,000	59,894,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	237
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XI - Davao	50,608,000	59,941,000	110,549,000

Regional Office -XI	50,608,000	59,941,000	110,549,000
Region XII - SOCCSKSARGEN	17,647,000	23,741,000	41,388,000

Regional Office -XII	17,647,000	23,741,000	41,388,000
Region XIII - Caraga	10,576,000	23,198,000	33,774,000

Regional Office -XIII	10,576,000	23,198,000	33,774,000
SUPPLEMENTARY FEEDING SUB-PROGRAM		5,182,950,000	5,182,950,000

Supplementary Feeding Program		5,182,950,000	5,182,950,000

National Capital Region (NCR)		1,664,182,000	1,664,182,000

Central Office		1,460,741,000	1,460,741,000
Regional Office - NCR		203,441,000	203,441,000
Region I - Ilocos		192,446,000	192,446,000

Regional Office - I		192,446,000	192,446,000
Cordillera Administrative Region (CAR)		91,522,000	91,522,000

Regional Office - CAR		91,522,000	91,522,000
Region II - Cagayan Valley		172,527,000	172,527,000

Regional Office - II		172,527,000	172,527,000
Region III - Central Luzon		228,677,000	228,677,000

Regional Office - III		228,677,000	228,677,000
Region IVA - CALABARZON		359,419,000	359,419,000

Regional Office - IVA		359,419,000	359,419,000
Region IVB - MIMAROPA		203,030,000	203,030,000

Regional Office - IVB		203,030,000	203,030,000
Region V - Bicol		335,192,000	335,192,000

Regional Office - V		335,192,000	335,192,000
Region VI - Western Visayas		364,759,000	364,759,000

Regional Office - VI		364,759,000	364,759,000
Region VII - Central Visayas		347,669,000	347,669,000

Regional Office - VII		347,669,000	347,669,000

238	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas		131,685,000	131,685,000

Regional Office - VIII		131,685,000	131,685,000
Region IX - Zamboanga Peninsula		216,731,000	216,731,000

Regional Office - IX		216,731,000	216,731,000
Region X - Northern Mindanao		296,893,000	296,893,000

Regional Office - X		296,893,000	296,893,000
Region XI - Davao		241,894,000	241,894,000

Regional Office - XI		241,894,000	241,894,000
Region XII - SOCCSKSARGEN		197,788,000	197,788,000

Regional Office - XII		197,788,000	197,788,000
Region XIII - Caraga		138,536,000	138,536,000

Regional Office - XIII		138,536,000	138,536,000
SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM	34,236,000	49,772,814,000	49,807,050,000

Social Pension for Indigent Senior Citizens	34,236,000	49,772,814,000	49,807,050,000

National Capital Region (NCR)	8,146,000	4,842,243,000	4,850,389,000

Central Office	6,407,000	2,154,508,000	2,160,915,000
Regional Office - NCR	1,739,000	2,687,735,000	2,689,474,000
Region I - Ilocos	1,739,000	2,511,440,000	2,513,179,000

Regional Office - I	1,739,000	2,511,440,000	2,513,179,000
Cordillera Administrative Region (CAR)	1,739,000	1,336,178,000	1,337,917,000

Regional Office - CAR	1,739,000	1,336,178,000	1,337,917,000
Region II - Cagayan Valley	1,739,000	2,964,574,000	2,966,313,000

Regional Office - II	1,739,000	2,964,574,000	2,966,313,000
Region III - Central Luzon	1,739,000	1,607,219,000	1,608,958,000

Regional Office - III	1,739,000	1,607,219,000	1,608,958,000
Region IVA - CALABARZON	1,739,000	4,047,121,000	4,048,860,000

Regional Office - IVA	1,739,000	4,047,121,000	4,048,860,000
Region IVB - MIMAROPA	1,739,000	2,508,823,000	2,510,562,000

Regional Office - IVB	1,739,000	2,508,823,000	2,510,562,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	239
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region V - Bicol	1,744,000	3,492,440,000	3,494,184,000

Regional Office - V	1,744,000	3,492,440,000	3,494,184,000
Region VI - Western Visayas	1,739,000	4,693,106,000	4,694,845,000

Regional Office - VI	1,739,000	4,693,106,000	4,694,845,000
Region VII - Central Visayas	1,739,000	3,640,525,000	3,642,264,000

Regional Office - VII	1,739,000	3,640,525,000	3,642,264,000
Region VIII - Eastern Visayas	1,739,000	3,540,224,000	3,541,963,000

Regional Office - VIII	1,739,000	3,540,224,000	3,541,963,000
Region IX - Zamboanga Peninsula	1,739,000	2,646,944,000	2,648,683,000

Regional Office - IX	1,739,000	2,646,944,000	2,648,683,000
Region X - Northern Mindanao	1,739,000	2,823,297,000	2,825,036,000

Regional Office - X	1,739,000	2,823,297,000	2,825,036,000
Region XI - Davao	1,739,000	3,473,730,000	3,475,469,000

Regional Office - XI	1,739,000	3,473,730,000	3,475,469,000
Region XII - SOCCSKSARGEN	1,739,000	3,386,473,000	3,388,212,000

Regional Office - XII	1,739,000	3,386,473,000	3,388,212,000
Region XIII - Caraga	1,739,000	2,258,477,000	2,260,216,000

Regional Office - XIII	1,739,000	2,258,477,000	2,260,216,000
PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM	58,961,000	44,692,880,000	44,751,841,000

Protective Services for Individuals and Families in Difficult Circumstances	58,961,000	44,685,266,000	44,744,227,000

National Capital Region (NCR)	58,961,000	44,685,266,000	44,744,227,000

Central Office	58,961,000	40,359,266,000	40,418,227,000
Regional Office - NCR		4,326,000,000	4,326,000,000
Assistance to Persons with Disability		7,614,000	7,614,000

National Capital Region (NCR)		7,614,000	7,614,000

Central Office		7,614,000	7,614,000
SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM		76,301,000	76,301,000

Services to Displaced Persons		52,083,000	52,083,000

240	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)	52,083,000	52,083,000

Central Office	52,083,000	52,083,000
Recovery and Reintegration Program for Trafficked Persons	24,218,000	24,218,000

National Capital Region (NCR)	5,543,000	5,543,000

Central Office	2,517,000	2,517,000
Regional Office - NCR	3,026,000	3,026,000
Region I - Ilocos	937,000	937,000

Regional Office - I	937,000	937,000
Cordillera Administrative Region (CAR)	961,000	961,000

Regional Office - CAR	961,000	961,000
Region II - Cagayan Valley	834,000	834,000

Regional Office - II	834,000	834,000
Region III - Central Luzon	1,306,000	1,306,000

Regional Office - III	1,306,000	1,306,000
Region IVA - CALABARZON	1,058,000	1,058,000

Regional Office - IVA	1,058,000	1,058,000
Region IVB - MIMAROPA	810,000	810,000

Regional Office - IVB	810,000	810,000
Region V - Bicol	840,000	840,000

Regional Office - V	840,000	840,000
Region VI - Western Visayas	943,000	943,000

Regional Office - VI	943,000	943,000
Region VII - Central Visayas	1,985,000	1,985,000

Regional Office - VII	1,985,000	1,985,000
Region VIII - Eastern Visayas	1,367,000	1,367,000

Regional Office - VIII	1,367,000	1,367,000
Region IX - Zamboanga Peninsula	2,977,000	2,977,000

Regional Office - IX	2,977,000	2,977,000
Region X - Northern Mindanao	1,410,000	1,410,000

Regional Office - X	1,410,000	1,410,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	241
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XI - Davao		1,015,000		1,015,000

Regional Office - XI		1,015,000		1,015,000
Region XII - SOCCSKSARGEN		834,000		834,000

Regional Office - XII		834,000		834,000
Region XIII - Caraga		1,398,000		1,398,000

Regional Office - XIII		1,398,000		1,398,000
DISASTER RESPONSE AND MANAGEMENT PROGRAM		3,378,267,000	50,000,000	3,428,267,000

Disaster Response and Rehabilitation Program		2,077,390,000		2,077,390,000

National Capital Region (NCR)		2,077,390,000		2,077,390,000

Central Office		2,077,390,000		2,077,390,000
National Resource Operation		50,877,000	50,000,000	100,877,000

National Capital Region (NCR)		50,877,000	50,000,000	100,877,000

Central Office		50,877,000	50,000,000	100,877,000
Quick Response Fund		1,250,000,000		1,250,000,000

National Capital Region (NCR)		1,250,000,000		1,250,000,000

Central Office		1,250,000,000		1,250,000,000
SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM	30,054,000	44,156,000		74,210,000

Standards-setting, Licensing, Accreditation and Monitoring Services	30,054,000	44,156,000		74,210,000

National Capital Region (NCR)	30,054,000	44,156,000		74,210,000

Central Office	30,054,000	44,156,000		74,210,000
SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM	1,028,426,000	180,398,000		1,208,824,000

Provision of Technical/Advisory Assistance and Other Related Support Services	1,011,433,000	153,872,000		1,165,305,000

National Capital Region (NCR)	91,651,000	113,020,000		204,671,000

Central Office		108,527,000		108,527,000
Regional Office - NCR	91,651,000	4,493,000		96,144,000
Region I - Ilocos	51,517,000	2,480,000		53,997,000

Regional Office - I	51,517,000	2,480,000		53,997,000

242	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region - CAR	52,581,000	2,227,000	54,808,000

Regional Office - CAR	52,581,000	2,227,000	54,808,000
Region II - Cagayan Valley	57,672,000	3,455,000	61,127,000

Regional Office - II	57,672,000	3,455,000	61,127,000
Region III - Central Luzon	70,991,000	4,192,000	75,183,000

Regional Office - III	70,991,000	4,192,000	75,183,000
Region IVA - CALABARZON	63,847,000	2,624,000	66,471,000

Regional Office - IVA	63,847,000	2,624,000	66,471,000
Region IVB - MIMAROPA	56,592,000	3,671,000	60,263,000

Regional Office - IVB	56,592,000	3,671,000	60,263,000
Region V - Bicol	65,181,000	2,257,000	67,438,000

Regional Office - V	65,181,000	2,257,000	67,438,000
Region VI - Western Visayas	61,913,000	2,378,000	64,291,000

Regional Office - VI	61,913,000	2,378,000	64,291,000
Region VII - Central Visayas	63,539,000	2,128,000	65,667,000

Regional Office - VII	63,539,000	2,128,000	65,667,000
Region VIII - Eastern Visayas	56,212,000	2,481,000	58,693,000

Regional Office - VIII	56,212,000	2,481,000	58,693,000
Region IX - Zamboanga Peninsula	68,377,000	3,252,000	71,629,000

Regional Office - IX	68,377,000	3,252,000	71,629,000
Region X - Northern Mindanao	67,961,000	2,199,000	70,160,000

Regional Office - X	67,961,000	2,199,000	70,160,000
Region XI - Davao	60,638,000	2,510,000	63,148,000

Regional Office - XI	60,638,000	2,510,000	63,148,000
Region XII - SOCCSKSARGEN	61,760,000	3,059,000	64,819,000

Regional Office - XII	61,760,000	3,059,000	64,819,000
Region XIII - Caraga	61,001,000	1,939,000	62,940,000

Regional Office - XIII	61,001,000	1,939,000	62,940,000
Provision of Capability Training Program	16,993,000	26,526,000	43,519,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	243
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

National Capital Region (NCR)	16,993,000	26,526,000		43,519,000

Central Office	16,993,000	26,526,000		43,519,000

Sub-total, Operations	10,026,224,000	167,845,436,000	50,000,000	177,921,660,000

Total, Program(s)	10,496,428,000	170,918,880,000	583,260,000	181,998,568,000

PROJECT(S)
Locally-Funded Project(s)
National Household Targeting System for Poverty Reduction	127,475,000	44,573,000		172,048,000

National Capital Region (NCR)	44,286,000	32,943,000		77,229,000

Central Office	39,161,000	32,233,000		71,394,000
Regional Office - NCR	5,125,000	710,000		5,835,000
Region I - Ilocos	5,135,000	710,000		5,845,000

Regional Office - I	5,135,000	710,000		5,845,000
Cordillera Administrative Region (CAR)	5,286,000	710,000		5,996,000

Regional Office - CAR	5,286,000	710,000		5,996,000
Region II - Cagayan Valley	5,125,000	710,000		5,835,000

Regional Office - II	5,125,000	710,000		5,835,000
Region III - Central Luzon	5,276,000	710,000		5,986,000

Regional Office - III	5,276,000	710,000		5,986,000
Region IVA - CALABARZON	5,125,000	710,000		5,835,000

Regional Office IVA	5,125,000	710,000		5,835,000
Region IVB - MIMAROPA	5,125,000	710,000		5,835,000

Regional Office - IVB	5,125,000	710,000		5,835,000
Region V - Bicol	5,125,000	710,000		5,835,000

Regional Office - V	5,125,000	710,000		5,835,000
Region VI - Western Visayas	5,296,000	710,000		6,006,000

Regional Office - VI	5,296,000	710,000		6,006,000
Region VII - Central Visayas	5,125,000	710,000		5,835,000

Regional Office - VII	5,125,000	710,000		5,835,000

244	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	5,276,000	710,000		5,986,000

Regional Office - VIII	5,276,000	710,000		5,986,000
Region IX - Zamboanga Peninsula	7,960,000	1,200,000		9,160,000

Regional Office - IX	7,960,000	1,200,000		9,160,000
Region X - Northern Mindanao	5,125,000	710,000		5,835,000

Regional Office - X	5,125,000	710,000		5,835,000
Region XI - Davao	5,125,000	710,000		5,835,000

Regional Office - XI	5,125,000	710,000		5,835,000
Region XII - SOCCSKSARGEN	7,809,000	1,200,000		9,009,000

Regional Office - XII	7,809,000	1,200,000		9,009,000
Region XIII - Caraga	5,276,000	710,000		5,986,000

Regional Office - XIII	5,276,000	710,000		5,986,000
Kapit-Bisig Laban sa Kahirapan-Comprehensive and Integrated Delivery of Social Services: Kapangyarihan at Kaunlaran sa Barangay (KALAHI-CIDSS-KKB)		2,110,659,000		2,110,659,000

National Capital Region (NCR)		2,110,659,000		2,110,659,000

Central Office		2,110,659,000		2,110,659,000
Reducing Vulnerabilities of Children from Hunger and Malnutrition in BARMM or Bangsamoro Umpungan sa Nutrisyon (BangUN)		157,637,000		157,637,000

National Capital Region (NCR)		157,637,000		157,637,000

Central Office		157,637,000		157,637,000
Philippine Food STAMP (Strategic Transfer and Alternative Measures Program)		1,890,000,000		1,890,000,000

National Capital Region (NCR)		1,890,000,000		1,890,000,000

Central Office		1,890,000,000		1,890,000,000
Pag-Abot Program		776,024,000	31,050,000	807,074,000

National Capital Region (NCR)		776,024,000	31,050,000	807,074,000

Central Office		776,024,000	31,050,000	807,074,000
Implementation and Monitoring of PAyapa at MAsaganang PamayaNAn (PAMANA) Program - Peace and Development Fund		351,071,000		351,071,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	245
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

National Capital Region (NCR)				351,071,000				351,071,000

Central Office				351,071,000				351,071,000
Implementation and Monitoring of PAyapa at MAsaganang PamayaNAn (PAMANA) Program - DSWD/LGU Led Livelihood				1,049,041,000				1,049,041,000

National Capital Region (NCR)				1,049,041,000				1,049,041,000

Central Office				1,049,041,000				1,049,041,000
Ayuda sa Kapos ang Kita Program (AKAP)				26,159,000,000				26,159,000,000

National Capital Region (NCR)				26,159,000,000				26,159,000,000

Central Office				26,159,000,000				26,159,000,000

Liwanag at Tubig Assistance Welfare (LITAW) Program				100,000,000				100,000,000

National Capital Region (NCR)				100,000,000				100,000,000

Central Office				100,000,000				100,000,000

Sub-total, Locally-Funded Project(s)		127,475,000		32,638,005,000		31,050,000		32,796,530,000

Foreign-Assisted Project(s)
Beneficiary FIRST (Fast, Innovative and Responsive Service Transformation) (Emergency Social Protection Project) WB Loan No. 9168-PH				17,620,000		13,303,000		30,923,000

National Capital Region (NCR)				17,620,000		13,303,000		30,923,000

Central Office				17,620,000		13,303,000		30,923,000

Loan Proceeds				17,620,000		13,303,000		30,923,000
Philippine Multi-Sectoral Nutrition Project WB Loan No. 9382-PH				992,565,000				992,565,000

National Capital Region (NCR)				992,565,000				992,565,000

Central Office				992,565,000				992,565,000

Loan Proceeds				12,840,000				12,840,000
GOP Counterpart				979,725,000				979,725,000

Sub-total, Foreign-Assisted Project(s)				1,010,185,000		13,303,000		1,023,488,000

Total, Project(s)		127,475,000		33,648,190,000		44,353,000		33,820,018,000

TOTAL NEW APPROPRIATIONS	₱	10,623,903,000	₱	204,567,070,000	₱	627,613,000	₱	215,818,586,000

246	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,313,688

Total Permanent Position	1,313,688

Other Compensation Common to All
Personnel Economic Relief Allowance	71,112
Representation Allowance	16,020
Transportation Allowance	15,798
Clothing and Uniform Allowance	20,741
Mid-Year Bonus - Civilian	109,476
Year End Bonus	109,476
Cash Gift	14,815
Productivity Enhancement Incentive	14,815
Step Increment	3,283

Total Other Compensation Common to All	375,536

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,506
Magna Carta for Public Social Workers	104,073
Lump-sum for Personnel Services	11,192

Total Other Compensation for Specific Groups	116,771

Other Benefits
PAG-IBIG Contributions	7,108
PhilHealth Contributions	31,512
Employees Compensation Insurance Premiums	3,553
Loyalty Award - Civilian	1,385
Terminal Leave	21,585

Total Other Benefits	65,143

Non-Permanent Positions	8,752,765

Total Personnel Services	10,623,903

Maintenance and Other Operating Expenses
Travelling Expenses	1,553,567
Training and Scholarship Expenses	749,843
Supplies and Materials Expenses	1,623,610
Utility Expenses	286,945
Communication Expenses	609,641
Awards/Rewards and Prizes	17,603
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	18,000
Extraordinary and Miscellaneous Expenses	8,937

DECEMBER 30, 2024	OFFICIAL GAZETTE	247
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Professional Services	7,921,419
General Services	470,348
Repairs and Maintenance	151,668
Financial Assistance/Subsidy	189,160,898
Taxes, Insurance Premiums and Other Fees	100,151
Labor and Wages	19,809
Other Maintenance and Operating Expenses
Advertising Expenses	28,592
Printing and Publication Expenses	198,635
Representation Expenses	271,189
Transportation and Delivery Expenses	162,920
Rent/Lease Expenses	397,615
Membership Dues and Contributions to Organizations	20
Subscription Expenses	472,135
Bank Transaction Fee	88,023
Other Maintenance and Operating Expenses	255,502

Total Maintenance and Other Operating Expenses	204,567,070

Total Current Operating Expenditures	215,190,973

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	370,713
Transportation Equipment Outlay	156,900

Total Capital Outlays	627,613

TOTAL NEW APPROPRIATIONS	215,818,586

B. COUNCIL FOR THE WELFARE OF CHILDREN

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	146,615,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	28,197,000	₱	13,328,000	₱	1,800,000	₱	43,325,000
Operations		11,435,000		62,843,000		12,410,000		86,688,000

CHILD RIGHTS COORDINATION PROGRAM		11,435,000		62,843,000		12,410,000		86,688,000

Total, Regular Programs		39,632,000		76,171,000		14,210,000		130,013,000

B. PROJECT(S)
Locally-Funded Project(s)				16,602,000				16,602,000

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Total, Project(s)				16,602,000				16,602,000

TOTAL NEW APPROPRIATIONS	₱	39,632,000	₱	92,773,000	₱	14,210,000	₱	146,615,000

Special Provision(s)

1. Reporting and Posting Requirements. The Council for the Welfare of Children (CWC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CWC’s website.

The CWC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,197,000	₱	13,328,000	₱	1,800,000	₱	43,325,000

Sub-total, General Administration and Support		28,197,000		13,328,000		1,800,000		43,325,000

Operations
CHILD RIGHTS COORDINATION PROGRAM		11,435,000		62,843,000		12,410,000		86,688,000

Policy Formulation and Coordination of the Implementation of Plans and Programs on the Fulfillment of the Rights of the Child		11,435,000		62,843,000		12,410,000		86,688,000

Sub-total, Operations		11,435,000		62,843,000		12,410,000		86,688,000

Sub-total, Programs		39,632,000		76,171,000		14,210,000		130,013,000

PROJECT(S)
Locally-Funded Project(s)
MAKABATA Helpline				16,602,000				16,602,000

Sub-total, Locally-Funded Project(s)				16,602,000				16,602,000

Total, Project(s)				16,602,000				16,602,000

TOTAL NEW APPROPRIATIONS	₱	39,632,000	₱	92,773,000	₱	14,210,000	₱	146,615,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	249
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,143

Total Permanent Positions	30,143

Other Compensation Common to All
Personnel Economic Relief Allowance	1,320
Representation Allowance	558
Transportation Allowance	288
Clothing and Uniform Allowance	385
Honoraria	368
Mid-Year Bonus - Civilian	2,512
Year End Bonus	2,512
Cash Gift	275
Productivity Enhancement Incentive	275
Step Increment	76

Total Other Compensation Common to All	8,569

Other Benefits
PAG-IBIG Contributions	132
PhilHealth Contributions	712
Employees Compensation Insurance Premiums	66
Loyalty Award - Civilian	10

Total Other Benefits	920

Total Personnel Services	39,632

Maintenance and Other Operating Expenses
Travelling Expenses	1,737
Training and Scholarship Expenses	22,611
Supplies and Materials Expenses	3,511
Utility Expenses	1,234
Communication Expenses	1,838
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	334
Professional Services	45,042
General Services	2,150
Repairs and Maintenance	680
Taxes, Insurance Premiums and Other Fees	408
Other Maintenance and Operating Expenses
Advertising Expenses	1,500
Printing and Publication Expenses	161
Representation Expenses	1,432
Subscription Expenses	10,135

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Total Maintenance and Other Operating Expenses	92,773

Total Current Operating Expenditures	132,405

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	12,410
Transportation Equipment Outlay	1,800

Total Capital Outlays	14,210

TOTAL NEW APPROPRIATIONS	146,615

C. JUVENILE JUSTICE AND WELFARE COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	119,799,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	21,133,000	₱	5,428,000	₱		₱	26,561,000
Operations		22,784,000		66,563,000		3,891,000		93,238,000

JUVENILE JUSTICE AND WELFARE PROGRAM		22,784,000		66,563,000		3,891,000		93,238,000

TOTAL NEW APPROPRIATIONS	₱	43,917,000	₱	71,991,000	₱	3,891,000	₱	119,799,000

Special Provision(s)

1. Reporting and Posting Requirements. The Juvenile Justice and Welfare Council (JJWC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	JJWC’s website.

The JJWC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	251
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,133,000	₱	5,428,000	₱		₱	26,561,000

Sub-total, General Administration and Support		21,133,000		5,428,000				26,561,000

Operations
JUVENILE JUSTICE AND WELFARE PROGRAM		22,784,000		66,563,000		3,891,000		93,238,000

Formulate Policies and Coordinate the Implementation of Plans and Programs on Children at Risk and Children in Conflict with the Law		22,784,000		66,563,000		3,891,000		93,238,000

Sub-total, Operations		22,784,000		66,563,000		3,891,000		93,238,000

TOTAL NEW APPROPRIATIONS	₱	43,917,000	₱	71,991,000	₱	3,891,000	₱	119,799,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	31,270

Total Permanent Positions	31,270

Other Compensation Common to All
Personnel Economic Relief Allowance	1,560
Representation Allowance	144
Transportation Allowance	144
Clothing and Uniform Allowance	455
Mid-Year Bonus - Civilian	2,606
Year End Bonus	2,606
Cash Gift	325
Productivity Enhancement Incentive	325
Step Increment	78

Total Other Compensation Common to All	8,243

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	3,295

Total Other Compensation for Specific Groups	3,295

Other Benefits
PAG-IBIG Contributions	156

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PhilHealth Contributions	765
Employees Compensation Insurance Premiums	78
Loyalty Award - Civilian	110

Total Other Benefits	1,109

Total Personnel Services	43,917

Maintenance and Other Operating Expenses
Travelling Expenses	6,670
Training and Scholarship Expenses	18,000
Supplies and Materials Expenses	7,885
Utility Expenses	875
Communication Expenses	1,410
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	12,000
General Services	2,243
Repairs and Maintenance	230
Taxes, Insurance Premiums and Other Fees	132
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Printing and Publication Expenses	2,000
Representation Expenses	9,000
Transportation and Delivery Expenses	10
Rent/Lease Expenses	4,800
Subscription Expenses	1,100
Other Maintenance and Operating Expenses	4,000

Total Maintenance and Other Operating Expenses	71,991

Total Current Operating Expenditures	115,908

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,591
Transportation Equipment Outlay	2,300

Total Capital Outlays	3,891

TOTAL NEW APPROPRIATIONS	119,799

D. NATIONAL ANTI-POVERTY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	359,058,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	253
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,110,000	₱	38,513,000	₱9,750,000	₱	70,373,000
Operations		43,082,000		241,603,000	4,000,000		288,685,000

SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM		43,082,000		241,603,000	4,000,000		288,685,000

TOTAL NEW APPROPRIATIONS	₱	65,192,000	₱	280,116,000	₱13,750,000	₱	359,058,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Anti-Poverty Commission (NAPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b)	NAPC’s website.

The NAPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,110,000	₱	38,513,000	₱	9,750,000	₱	70,373,000

Sub-total, General Administration and Support		22,110,000		38,513,000		9,750,000		70,373,000

Operations
SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM		43,082,000		241,603,000		4,000,000		288,685,000

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM		24,080,000		53,572,000				77,652,000

Formulation, Prototyping and Monitoring of Policies, Plans and Programs and Inter-Agency and Inter-Stakeholder Coordination Platforms		24,080,000		46,055,000				70,135,000
Provision of Information and Advocacy Support				7,517,000				7,517,000
BASIC SECTOR PARTNERSHIP AND PARTICIPATORY PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM		19,002,000		188,031,000		4,000,000		211,033,000

Support to Consultative and Convergence Platforms		19,002,000		188,031,000		4,000,000		211,033,000

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Sub-total, Operations		43,082,000		241,603,000		4,000,000		288,685,000

TOTAL NEW APPROPRIATIONS	₱	65,192,000	₱	280,116,000	₱	13,750,000	₱	359,058,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,859

Total Permanent Positions	35,859

Other Compensation Common to All
Personnel Economic Relief Allowance	1,032
Representation Allowance	780
Transportation Allowance	780
Clothing and Uniform Allowance	301
Mid-Year Bonus - Civilian	2,988
Year End Bonus	2,988
Cash Gift	215
Per Diems	17,902
Productivity Enhancement Incentive	215
Step Increment	90

Total Other Compensation Common to All	27,291

Other Compensation for Specific Groups
RATA of Sectoral/Alternate Sectoral Representatives	1,100

Total Other Compensation for Specific Groups	1,100

Other Benefits
PAG-IBIG Contributions	103
PhilHealth Contributions	787
Employees Compensation Insurance Premiums	52

Total Other Benefits	942

Total Personnel Services	65,192

Maintenance and Other Operating Expenses
Travelling Expenses	82,019
Training and Scholarship Expenses	22,409
Supplies and Materials Expenses	22,718
Utility Expenses	3,100
Communication Expenses	5,422
Confidential, Intelligence and Extraordinary Expenses

DECEMBER 30, 2024	OFFICIAL GAZETTE	255
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Extraordinary and Miscellaneous Expenses	320
Professional Services	54,713
General Services	4,000
Repairs and Maintenance	2,699
Taxes, Insurance Premiums and Other Fees	256
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,055
Representation Expenses	73,430
Rent/Lease Expenses	6,000
Subscription Expenses	475
Other Maintenance and Operating Expenses	1,500

Total Maintenance and Other Operating Expenses	280,116

Total Current Operating Expenditures	345,308

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,000
Transportation Equipment Outlay	9,750

Total Capital Outlays	13,750

TOTAL NEW APPROPRIATIONS	359,058

E. NATIONAL AUTHORITY FOR CHILD CARE

For general administration and support, and operations, as indicated hereunder	₱	567,998,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	54,618,000	₱	74,683,000	₱	13,320,000	₱	142,621,000
Operations		117,566,000		307,811,000				425,377,000

INTER-COUNTRY ADOPTION REGULATORY PROGRAM		40,555,000		5,258,000				45,813,000
INTER-COUNTRY ADOPTION PROGRAM		39,526,000		20,825,000				60,351,000
ALTERNATIVE CHILD CARE REGULATORY PROGRAM		37,485,000		1,349,000				38,834,000
ALTERNATIVE CHILD CARE PROGRAM				280,379,000				280,379,000

TOTAL NEW APPROPRIATIONS	₱	172,184,000	₱	382,494,000	₱	13,320,000	₱	567,998,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Authority for Child Care (NACC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

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(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NACC’s website.

The NACC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,618,000	₱	74,683,000	₱	13,320,000	₱	142,621,000

Sub-total, General Administration and Support		54,618,000		74,683,000		13,320,000		142,621,000

Operations
INTER-COUNTRY ADOPTION REGULATORY PROGRAM		40,555,000		5,258,000				45,813,000

Accredit/Authorize Foreign Adoption Agencies and Child Caring Agencies as Liaison Service Agencies		40,555,000		5,258,000				45,813,000
INTER-COUNTRY ADOPTION PROGRAM		39,526,000		20,825,000				60,351,000

Adjudication/Entrustment of Children for Inter-Country Adoption		39,526,000		20,825,000				60,351,000
ALTERNATIVE CHILD CARE REGULATORY PROGRAM		37,485,000		1,349,000				38,834,000

Accreditation/Autorization of Foreign Adoption Agencies and Child Caring Agencies as Liaison Service Agencies		37,485,000		1,349,000				38,834,000
ALTERNATIVE CHILD CARE PROGRAM				280,379,000				280,379,000

Adjudication/Entrustment of Children for Adoption and Other Alternative Child Care				280,379,000				280,379,000

Sub-total, Operations		117,566,000		307,811,000				425,377,000

TOTAL NEW APPROPRIATIONS	₱	172,184,000	₱	382,494,000	₱	13,320,000	₱	567,998,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

DECEMBER 30, 2024	OFFICIAL GAZETTE	257
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Civilian Personnel
Permanent Positions
Basic Salary	133,224

Total Permanent Positions	133,224

Other Compensation Common to All
Personnel Economic Relief Allowance	6,600
Representation Allowance	432
Transportation Allowance	432
Clothing and Uniform Allowance	1,925
Mid-Year Bonus - Civilian	11,102
Year End Bonus	11,102
Cash Gift	1,375
Productivity Enhancement Incentive	1,375
Step Increment	332

Total Other Compensation Common to All	34,675

Other Benefits
PAG-IBIG Contributions	660
PhilHealth Contributions	3,284
Employees Compensation Insurance Premiums	331
Loyalty Award - Civilian	10

Total Other Benefits	4,285

Total Personnel Services	172,184

Maintenance and Other Operating Expenses
Travelling Expenses	34,714
Training and Scholarship Expenses	66,460
Supplies and Materials Expenses	26,331
Utility Expenses	8,156
Communication Expenses	10,806
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	498
Professional Services	69,503
General Services	19,776
Repairs and Maintenance	5,700
Financial Assitance/Subsidy	81,028
Taxes, Insurance Premiums and Other Fees	1,700
Other Maintenance and Operating Expenses
Advertising Expenses	1,606
Printing and Publication Expenses	1,089
Representation Expenses	17,855
Rent/Lease Expenses	27,547
Subscription Expenses	3,922
Donations	200
Other Maintenance and Operating Expenses	5,603

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Total Maintenance and Other Operating Expenses	382,494

Total Current Operating Expenditures	554,678

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,320

Total Capital Outlays	13,320

TOTAL NEW APPROPRIATIONS	567,998

F. NATIONAL COUNCIL ON DISABILITY AFFAIRS

For general administration and support, and operations, as indicated hereunder	₱	122,391,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	7,957,000	₱	9,246,000	₱		₱	17,203,000
Operations		24,295,000		27,500,000		53,393,000		105,188,000

PERSONS WITH DISABILITY RIGHTS PROGRAM		24,295,000		27,500,000		53,393,000		105,188,000

TOTAL NEW APPROPRIATIONS	₱	32,252,000	₱	36,746,000	₱	53,393,000	₱	122,391,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Council on Disability Affairs (NCDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NCDA’s website.

The NCDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	259
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	7,957,000	₱	9,246,000	₱		₱	17,203,000

Sub-total, General Administration and Support		7,957,000		9,246,000				17,203,000

Operations
PERSONS WITH DISABILITY RIGHTS PROGRAM		24,295,000		27,500,000		53,393,000		105,188,000

Policy Formulation and Coordination for the Implementation of Plans and Programs on the Realization of the Rights of Persons with Disabilities to Achieve the Sustainable Development Goals by 20230		24,295,000		27,500,000		53,393,000		105,188,000

Sub-total, Operations		24,295,000		27,500,000		53,393,000		105,188,000

TOTAL NEW APPROPRIATIONS	₱	32,252,000	₱	36,746,000	₱	53,393,000	₱	122,391,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								24,620

Total Permanent Positions								24,620

Other Compensation Common to All
Personnel Economic Relief Allowance								1,128
Representation Allowance								336
Transportation Allowance								336
Clothing and Uniform Allowance								329
Honoraria								46
Mid-Year Bonus - Civilian								2,052
Year End Bonus								2,052
Cash Gift								235
Productivity Enhancement Incentive								235
Step Increment								62

Total Other Compensation Common to All								6,811

Other Benefits
PAG-IBIG Contributions								113
PhilHealth Contributions								602
Employees Compensation Insurance Premiums								56
Loyalty Award - Civilian								50

Total Other Benefits								821

Total Personnel Services								32,252

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Maintenance and Other Operating Expenses
Travelling Expenses	2,045
Training and Scholarship Expenses	2,600
Supplies and Materials Expenses	2,848
Utility Expenses	2,500
Communication Expenses	2,676
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	5,845
General Services	3,624
Repairs and Maintenance	2,070
Taxes, Insurance Premiums and Other Fees	1,050
Other Maintenance and Operating Expenses
Printing and Publication Expenses	750
Representation Expenses	4,875
Transportation and Delivery Expenses	900
Subscription Expenses	2,492
Donations	1,500
Other Maintenance and Operating Expenses	835

Total Maintenance and Other Operating Expenses	36,746

Total Current Operating Expenditures	68,998

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,000
Machinery and Equipment Outlay	50,593
Transportation Equipment Outlay	1,800

Total Capital Outlays	53,393

TOTAL NEW APPROPRIATIONS	122,391

G. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

For general administration and support, and operations, as indicated hereunder	₱	205,675,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	31,889,000	₱	40,451,000	₱	5,800,000	₱	78,140,000
Operations		64,930,000		62,605,000				127,535,000

URBAN POOR COORDINATION AND SUPPORT PROGRAM		64,930,000		62,605,000				127,535,000

TOTAL NEW APPROPRIATIONS	₱	96,819,000	₱	103,056,000		5,800,000	₱	205,675,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	261
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Commission for the Urban Poor (PCUP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PCUP’s website.

The PCUP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,041,000	₱	40,451,000	₱	5,800,000	₱	77,292,000
Administration of Personnel Benefits		848,000						848,000

Sub-total, General Administration and Support		31,889,000		40,451,000		5,800,000		78,140,000

Operations
URBAN POOR COORDINATION AND SUPPORT PROGRAM		64,930,000		62,605,000				127,535,000

Coordination and Monitoring of Programs and
Projects for the Urban Poor		64,930,000		62,605,000				127,535,000

Sub-total, Operations		64,930,000		62,605,000				127,535,000

TOTAL NEW APPROPRIATIONS	₱	96,819,000	₱	103,056,000	₱	5,800,000	₱	205,675,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,991

Total Permanent Positions	71,991

Other Compensation Common to All
Personnel Economic Relief Allowance	3,624

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Representation Allowance	798
Transportation Allowance	798
Clothing and Uniform Allowance	1,057
Mid-Year Bonus - Civilian	5,999
Year End Bonus	5,999
Cash Gift	755
Productivity Enhancement Incentive	755
Step Increment	180

Total Other Compensation Common to All	19,965

Other Benefits
PAG-IBIG Contributions	363
PhilHealth Contributions	1,729
Employees Compensation Insurance Premiums	181
Loyalty Award - Civilian	230
Terminal Leave	848

Total Other Benefits	3,351

Non-Permanent Positions	1,512

Total Personnel Services	96,819

Maintenance and Other Operating Expenses
Travelling Expenses	12,500
Training and Scholarship Expenses	33,850
Supplies and Materials Expenses	8,828
Utility Expenses	3,950
Communication Expenses	3,900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	664
Professional Services	12,258
General Services	7,000
Repairs and Maintenance	1,570
Taxes, Insurance Premiums and Other Fees	550
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	632
Rent/Lease Expenses	13,957
Subscription Expenses	3,197

Total Maintenance and Other Operating Expenses	103,056

Total Current Operating Expenditures	199,875

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	5,800

Total Capital Outlays	5,800

TOTAL NEW APPROPRIATIONS	205,675

DECEMBER 30, 2024	OFFICIAL GAZETTE	263
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

GENERAL SUMMARY

DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	10,623,903,000	₱	204,567,070,000	₱	627,613,000	₱	215,818,586,000
B. COUNCIL FOR THE WELFARE OF CHILDREN		39,632,000		92,773,000		14,210,000		146,615,000
C. JUVENILE JUSTICE AND WELFARE COUNCIL		43,917,000		71,991,000		3,891,000		119,799,000
D. NATIONAL ANTI-POVERTY COMMISSION		65,192,000		280,116,000		13,750,000		359,058,000
E. NATIONAL AUTHORITY FOR CHILD CARE		172,184,000		382,494,000		13,320,000		567,998,000
F. NATIONAL COUNCIL ON DISABILITY AFFAIRS		32,252,000		36,746,000		53,393,000		122,391,000
G. PRESIDENTIAL COMMISSION FOR THE URBAN POOR		96,819,000		103,056,000		5,800,000		205,675,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	₱	11,073,899,000	₱	205,534,246,000	₱	731,977,000	₱	217,340,122,000

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XXIV. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	3,142,541,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	387,192,000	₱	464,219,000	₱		₱	851,411,000
Support to Operations		33,648,000		39,606,000				73,254,000
Operations		193,776,000		1,805,724,000		118,376,000		2,117,876,000

TOURISM POLICY FORMULATION AND PLANNING PROGRAM		110,623,000		432,007,000		118,376,000		661,006,000
TOURISM INDUSTRY TRAINING PROGRAM		11,953,000		240,073,000				252,026,000
STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM		52,229,000		37,766,000				89,995,000
MARKET AND PRODUCT DEVELOPMENT PROGRAM		18,971,000		1,095,878,000				1,114,849,000

Total, Regular Programs		614,616,000		2,309,549,000		118,376,000		3,042,541,000

B. PROJECTS
Locally-Funded Project(s)				100,000,000				100,000,000

Total, Project(s)				100,000,000				100,000,000

TOTAL NEW APPROPRIATIONS	₱	614,616,000	₱	2,409,549,000	₱	118,376,000	₱	3,142,541,000

Special Provision(s)

1. Tourism Development Fund. In addition to the amounts appropriated herein, Four Million Five Hundred Seventy Eight Thousand Pesos (₱4,578,000) shall be used for the development, promotion, and marketing of tourism in the country sourced from accreditation, identification card, sticker and code fees, constituted into the Tourism Development Fund in accordance with Section 16 of R.A. No. 9593.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Trust Receipts from Income in Merchandising Operations. The amount of Two Hundred Forty Three Million Seven Hundred Eighty Five Thousand Pesos (₱243,785,000) sourced from the net profits of the merchandising operations of the Duty Free Philippines shall be used for tourism related projects and activities in accordance with E.O. No. 46, s. 1986. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

Disbursements or expenditures by the DOT in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

3. Income and Unexpended Funds for Expositions and Similar Events. All income and any unexpended funds in connection with government participation in expositions and other similar events shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

DECEMBER 30, 2024	OFFICIAL GAZETTE	265
DEPARTMENT OF TOURISM

4. Priority Areas for Tourism Promotion. The DOT shall prioritize for tourism promotion the following:

(a) Areas for ecotourism;

(b) Protected and biodiversity conservation areas;

(c) Heritage tourism sites;

(d) Agro-tourism areas, and

(e) Traditional art and craft, which includes weaving, artisan crafts, and other Schools of Living Traditions.

The DOT shall coordinate with the concerned agencies of government, including, but not limited to, the National Commission for Culture and the Arts (NCCA), the Department of Environment and Natural Resources, and local government units for the implementation of this provision.

5. Green Establishments. The DOT shall promote ecotourism along with the greening of hotels, accommodation facilities, restaurants and other tourism establishments, including activities on offsetting the carbon footprint of tourists, water and energy conservation, and the implementation of ecological solid waste management under R.A. No. 9003.

6. Philippine Experience Program: Culture, Heritage, and Arts. The DOT, in coordination with the Intramuros Administration, the National Museum, the NCCA, and other relevant government entities, shall ensure the integration of cultural and nature tourism experiences in the implementation of the Philippine Experience Program: Culture, Heritage, and Arts.

7. Promotion and Development of Tourism Enterprises. The DOT shall ensure that adequate support and assistance are provided to Micro, Small, and Medium Enterprises (MSMEs) engaged in the tourism industry in order to strengthen their competitiveness and generate more employment and revenue in the sector.

The DOT shall coordinate with the Department of Trade and Industry (DTI) to ensure that programs on branding and promotions, marketing, design, mentorship, and product development and enhancement, among others, are made available to tourism enterprises, especially MSMEs. Implementation of this provision shall be subject to the guidelines to be issued by DOT and DTI.

8. Tourism Industry Training Program. In developing the skills, competencies, and employability of workers in the tourism industry, the DOT training program shall be conducted in collaboration with the Department of Labor and Employment, the Technical Education and Skills Development Authority, and other relevant agencies that provide similar training programs.

9. Reporting and Posting Requirements. The DOT shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following

(a) Unified Reporting System (UBS) or other electronic means for reports not covered by the URS; and

(b) DOT’s website.

The DOT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	218,213,000	₱	318,442,000		₱	536,655,000

National Capital Region (NCR)		151,433,000		243,076,000			394,509,000

Central Office		147,106,000		231,884,000			378,990,000
Regional Office - NCR		4,327,000		11,192,000			15,519,000
Region I - Ilocos		4,541,000		4,894,000			9,435,000

Regional Office - I		4,541,000		4,894,000			9,435,000
Cordillera Administrative Region (CAR)		4,294,000		3,222,000			7,516,000

Regional Office - CAR		4,294,000		3,222,000			7,516,000

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Region II - Cagayan Valley	5,418,000	1,867,000	7,285,000

Regional Office - II	5,418,000	1,867,000	7,285,000
Region III - Central Luzon	4,185,000	6,110,000	10,295,000

Regional Office - III	4,185,000	6,110,000	10,295,000
Region IVA - CALABARZON	3,930,000	4,695,000	8,625,000

Regional Office - IVA	3,930,000	4,695,000	8,625,000
Region IVB - MIMAROPA	6,424,000	12,432,000	18,856,000

Regional Office - IVB	6,424,000	12,432,000	18,856,000
Region V - Bicol	6,371,000	2,348,000	8,719,000

Regional Office - V	6,371,000	2,348,000	8,719,000
Region VI - Western Visayas	6,067,000	3,139,000	9,206,000

Regional Office - VI	6,067,000	3,139,000	9,206,000
Region VII - Central Visayas	1,550,000	6,636,000	8,186,000

Regional Office - VII	1,550,000	6,636,000	8,186,000
Region VIII - Eastern Visayas	3,230,000	9,268,000	12,498,000

Regional Office - VIII	3,230,000	9,268,000	12,498,000
Region IX - Zamboanga Peninsula	3,840,000	4,747,000	8,587,000

Regional Office - IX	3,840,000	4,747,000	8,587,000
Region X - Northern Mindanao	3,430,000	5,919,000	9,349,000

Regional Office - X	3,430,000	5,919,000	9,349,000
Region XI - Davao	2,783,000	4,231,000	7,014,000

Regional Office - XI	2,783,000	4,231,000	7,014,000
Region XII - SOCCSKSARGEN	6,420,000	3,482,000	9,902,000

Regional Office - XII	6,420,000	3,482,000	9,902,000
Region XIII - CARAGA	4,297,000	2,376,000	6,673,000

Regional Office - XIII	4,297,000	2,376,000	6,673,000
Human Resource and Development		1,647,000	1,647,000

National Capital Region (NCR)		1,647,000	1,647,000

Central Office		1,647,000	1,647,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	267
DEPARTMENT OF TOURISM

Administration of Personnel Benefits	5,597,000			5,597,000

National Capital Region (NCR)	5,288,000			5,288,000

Central Office	5,018,000			5,018,000
Regional Office - NCR	270,000			270,000
Region V - Bicol	309,000			309,000

Regional Office - V	309,000			309,000
Maintenance of Foreign Offices	163,382,000	144,130,000		307,512,000

National Capital Region (NCR)	163,382,000	144,130,000		307,512,000

Central Office	163,382,000	144,130,000		307,512,000

Sub-total, General Administration and Support	387,192,000	464,219,000		851,411,000

Support to Operations
Media and Communication Service	11,802,000	4,781,000		16,583,000

National Capital Region (NCR)	11,802,000	4,781,000		16,583,000

Central Office	11,802,000	4,781,000		16,583,000
Legal Services	9,339,000	2,544,000		11,883,000

National Capital Region (NCR)	9,339,000	2,544,000		11,883,000

Central Office	9,339,000	2,544,000		11,883,000
Legislation, Policy Coordination and Special Concerns	12,507,000	32,281,000		44,788,000

National Capital Region (NCR)	12,507,000	32,281,000		44,788,000

Central Office	12,507,000	32,281,000		44,788,000

Sub-total, Support to Operations	33,648,000	39,606,000		73,254,000

Operations
TOURISM POLICY FORMULATION AND PLANNING PROGRAM	110,623,000	432,007,000	118,376,000	661,006,000

Tourism Planning	110,623,000	432,007,000	118,376,000	661,006,000

National Capital Region (NCR)	28,125,000	399,507,000	118,376,000	546,008,000

Central Office	22,314,000	397,507,000	118,376,000	538,197,000
Regional Office - NCR	5,811,000	2,000,000		7,811,000
Region I - Ilocos	4,300,000	1,000,000		5,300,000

Regional Office - I	4,300,000	1,000,000		5,300,000

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Cordillera Administrative Region (CAR)	5,168,000	2,000,000	7,168,000

Regional Office - CAR	5,168,000	2,000,000	7,168,000
Region II - Cagayan Valley	6,468,000	1,000,000	7,468,000

Regional Office - II	6,468,000	1,000,000	7,468,000
Region III - Central Luzon	4,313,000	1,000,000	5,313,000

Regional Office - III	4,313,000	1,000,000	5,313,000
Region IVA - CALABARZON	8,598,000	1,000,000	9,598,000

Regional Office - IVA	8,598,000	1,000,000	9,598,000
Region IVB - MIMAROPA	8,594,000	1,200,000	9,794,000

Regional Office - IVB	8,594,000	1,200,000	9,794,000
Region V - Bicol	4,164,000	1,000,000	5,164,000

Regional Office - V	4,164,000	1,000,000	5,164,000
Region VI - Western Visayas	4,270,000	8,800,000	13,070,000

Regional Office - VI	4,270,000	8,800,000	13,070,000
Region VII - Central Visayas	5,270,000	1,500,000	6,770,000

Regional Office - VII	5,270,000	1,500,000	6,770,000
Region VIII - Eastern Visayas	5,634,000	9,000,000	14,634,000

Regional Office - VIII	5,634,000	9,000,000	14,634,000
Region IX - Zamboanga Peninsula	5,934,000	1,000,000	6,934,000

Regional Office - IX	5,934,000	1,000,000	6,934,000
Region X - Northern Mindanao	3,919,000	1,000,000	4,919,000

Regional Office - X	3,919,000	1,000,000	4,919,000
Region XI - Davao	5,149,000	1,000,000	6,149,000

Regional Office - XI	5,149,000	1,000,000	6,149,000
Region XII - SOCCSKSARGEN	4,120,000	1,000,000	5,120,000

Regional Office - XII	4,120,000	1,000,000	5,120,000
Region XIII - CARAGA	6,597,000	1,000,000	7,597,000

Regional Office - XIII	6,597,000	1,000,000	7,597,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	269
DEPARTMENT OF TOURISM

TOURISM INDUSTRY TRAINING PROGRAM	11,953,000	240,073,000	252,026,000

Tourism Industry Training	11,953,000	240,073,000	252,026,000

National Capital Region (NCR)	11,953,000	193,909,000	205,862,000

Central Office	11,953,000	193,141,000	205,094,000
Regional Office - NCR		768,000	768,000
Region I - Ilocos		1,634,000	1,634,000

Regional Office - I		1,634,000	1,634,000
Cordillera Administrative Region (CAR)		1,877,000	1,877,000

Regional Office - CAR		1,877,000	1,877,000
Region II - Cagayan Valley		512,000	512,000

Regional Office - II		512,000	512,000
Region III - Central Luzon		1,693,000	1,693,000

Regional Office - III		1,693,000	1,693,000
Region IVA - CALABARZON		5,224,000	5,224,000

Regional Office - IVA		5,224,000	5,224,000
Region IVB - MIMAROPA		554,000	554,000

Regional Office - IVB		554,000	554,000
Region V - Bicol		534,000	534,000

Regional Office - V		534,000	534,000
Region VI - Western Visayas		6,399,000	6,399,000

Regional Office - VI		6,399,000	6,399,000
Region VII - Central Visayas		1,598,000	1,598,000

Regional Office - VII		1,598,000	1,598,000
Region VIII - Eastern Visayas		20,671,000	20,671,000

Regional Office - VIII		20,671,000	20,671,000
Region IX - Zamboanga Peninsula		1,016,000	1,016,000

Regional Office - IX		1,016,000	1,016,000
Region X - Northern Mindanao		888,000	888,000

Regional Office - X		888,000	888,000

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Region XI - Davao		1,862,000	1,862,000

Regional Office - XI		1,862,000	1,862,000
Region XII - SOCCSKSARGEN		781,000	781,000

Regional Office - XII		781,000	781,000
Region XIII - CARAGA		921,000	921,000

Regional Office - XIII		921,000	921,000
STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM	52,229,000	37,766,000	89,995,000

Tourism Standards Development, Regulation and Accreditation, Monitoring and Enforcement	49,411,000	37,450,000	86,861,000

National Capital Region (NCR)	23,274,000	18,775,000	42,049,000

Central Office	16,345,000	18,047,000	34,392,000
Regional Office - NCR	6,929,000	728,000	7,657,000
Region I - Ilocos	4,963,000	1,122,000	6,085,000

Regional Office - I	4,963,000	1,122,000	6,085,000
Cordillera Administrative Region (CAR)		934,000	934,000

Regional Office - CAR		934,000	934,000
Region II - Cagayan Valley		984,000	984,000

Regional Office - II		984,000	984,000
Region III - Central Luzon	6,605,000	1,033,000	7,638,000

Regional Office - III	6,605,000	1,033,000	7,638,000
Region IVA - CALABARZON		1,119,000	1,119,000

Regional Office - IVA		1,119,000	1,119,000
Region IVB - MIMAROPA	431,000	1,720,000	2,151,000

Regional Office - IVB	431,000	1,720,000	2,151,000
Region V - Bicol		1,286,000	1,286,000

Regional Office - V		1,286,000	1,286,000
Region VI - Western Visayas	4,636,000	3,160,000	7,796,000

Regional Office - VI	4,636,000	3,160,000	7,796,000
Region VII - Central Visayas	5,498,000	1,795,000	7,293,000

Regional Office - VII	5,498,000	1,795,000	7,293,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	271
DEPARTMENT OF TOURISM

Region VIII - Eastern Visayas		1,625,000	1,625,000

Regional Office - VIII		1,625,000	1,625,000
Region IX - Zamboanga Peninsula		434,000	434,000

Regional Office - IX		434,000	434,000
Region X - Northern Mindanao		403,000	403,000

Regional Office - X		403,000	403,000
Region XI - Davao	4,004,000	1,234,000	5,238,000

Regional Office - XI	4,004,000	1,234,000	5,238,000
Region XII - SOCCSKSARGEN		670,000	670,000

Regional Office - XII		670,000	670,000
Region XIII - CARAGA		1,156,000	1,156,000

Regional Office - XIII		1,156,000	1,156,000
Projects and Investments Evaluation	2,818,000	316,000	3,134,000

National Capital Region (NCR)	2,818,000	316,000	3,134,000

Central Office	2,818,000	316,000	3,134,000
MARKET AND PRODUCT DEVELOPMENT PROGRAM	18,971,000	1,095,878,000	1,114,849,000

Market and Product Development	18,971,000	1,095,878,000	1,114,849,000

National Capital Region (NCR)	18,971,000	767,907,000	786,878,000

Central Office	18,971,000	752,307,000	771,278,000
Regional Office - NCR		15,600,000	15,600,000
Region I - Ilocos		16,400,000	16,400,000

Regional Office - I		16,400,000	16,400,000
Cordillera Administrative Region (CAR)		18,183,000	18,183,000

Regional Office - CAR		18,183,000	18,183,000
Region II - Cagayan Valley		12,500,000	12,500,000

Regional Office - II		12,500,000	12,500,000
Region III - Central Luzon		12,500,000	12,500,000

Regional Office - III		12,500,000	12,500,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON		19,600,000		19,600,000

Regional Office - IVA		19,600,000		19,600,000
Region IVB - MIMAROPA		16,400,000		16,400,000

Regional Office - IVB		16,400,000		16,400,000
Region V - Bicol		14,200,000		14,200,000

Regional Office - V		14,200,000		14,200,000
Region VI - Western Visayas		30,899,000		30,899,000

Regional Office - VI		30,899,000		30,899,000
Region VII - Central Visayas		19,220,000		19,220,000

Regional Office - VII		19,220,000		19,220,000
Region VIII - Eastern Visayas		88,335,000		88,335,000

Regional Office - VIII		88,335,000		88,335,000
Region IX - Zamboanga Peninsula		16,434,000		16,434,000

Regional Office - IX		16,434,000		16,434,000
Region X - Northern Mindanao		14,700,000		14,700,000

Regional Office - X		14,700,000		14,700,000
Region XI - Davao		17,400,000		17,400,000

Regional Office - XI		17,400,000		17,400,000
Region XII - SOCCSKSARGEN		16,500,000		16,500,000

Regional Office - XII		16,500,000		16,500,000
Region XIII - CARAGA		14,700,000		14,700,000

Regional Office - XIII		14,700,000		14,700,000

Sub-total, Operations	193,776,000	1,805,724,000	118,376,000	2,117,876,000

Total, Regular Programs	614,616,000	2,309,549,000	118,376,000	3,042,541,000

PROJECTS
Locally-Funded Project(s)
Branding Campaign Program		100,000,000		100,000,000

National Capital Region (NCR)		100,000,000		100,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	273
DEPARTMENT OF TOURISM

Central Office				100,000,000				100,000,000

Sub-total, Locally-Funded Project(s)				100,000,000				100,000,000

Total, Project(s)				100,000,000				100,000,000

TOTAL NEW APPROPRIATIONS	₱	614,616,000	₱	2,409,549,000	₱	118,376,000	₱	3,142,541,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	348,346

Total Permanent Positions	348,346

Other Compensation Common to All
Personnel Economic Relief Allowance	13,104
Representation Allowance	8,718
Transportation Allowance	7,782
Clothing and Uniform Allowance	3,822
Mid-Year Bonus - Civilian	29,031
Year End Bonus	29,031
Cash Gift	2,730
Productivity Enhancement Incentive	2,730
Step Increment	870

Total Other Compensation Common to All	97,818

Other Compensation for Specific Groups
Overseas Allowance	147,596

Total Other Compensation for Specific Groups	147,596

Other Benefits
PAG-IBIG Contributions	1,306
PhilHealth Contributions	7,961
Employees Compensation Insurance Premiums	657
Loyalty Award - Civilian	395
Terminal Leave	5,597

Total Other Benefits	15,916

Non-Permanent Positions	4,940

Total Personnel Services	614,616

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Maintenance and Other Operating Expenses
Travelling Expenses	198,243
Training and Scholarship Expenses	511,497
Supplies and Materials Expenses	66,080
Utility Expenses	20,098
Communication Expenses	30,084
Awards/Rewards and Prizes	1,160
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,796
Professional Services	429,124
General Services	30,917
Repairs and Maintenance	7,213
Financial Assistance/Subsidy	76,060
Taxes, Insurance Premiums and Other Fees	4,904
Other Maintenance and Operating Expenses
Advertising Expenses	331,276
Printing and Publication Expenses	21,043
Representation Expenses	184,934
Transportation and Delivery Expenses	4,111
Rent/Lease Expenses	237,307
Membership Dues and Contributions to Organizations	1,213
Subscription Expenses	95,764
Donations	2,006
Bank Transaction Fee	1,149
Other Maintenance and Operating Expenses	149,570

Total Maintenance and Other Operating Expenses	2,409,549

Total Current Operating Expenditures	3,024,165

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	118,376

Total Capital Outlays	118,376

TOTAL NEW APPROPRIATIONS	3,142,541

B. INTRAMUROS ADMINISTRATION

For general administration and support, support to operations and operations, as indicated hereunder	₱	296,102,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,784,000	₱	18,869,000	₱	35,200,000	₱	67,853,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	275
DEPARTMENT OF TOURISM

Support to Operations		3,890,000		3,792,000		5,000,000		12,682,000
Operations		14,205,000		170,878,000		30,484,000		215,567,000

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM		3,879,000		84,603,000		20,000,000		108,482,000
INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM		3,773,000		187,000				3,960,000
INTRAMUROS TOURISM PROMOTIONS PROGRAM		2,242,000		31,600,000				33,842,000
INTRAMUROS REGULATORY PROGRAM		4,311,000		54,488,000		10,484,000		69,283,000

TOTAL NEW APPROPRIATIONS	₱	31,879,000	₱	193,539,000	₱	70,684,000	₱	296,102,000

Special Provision(s)

1. Revolving Fund for the Operations of Intramuros Administration. The revolving fund constituted from the revenues generated from operations and commercial transactions of the Intramuros Administration (IA) shall be used for expenses incurred in such commercial operations, including minor repairs of buildings and other structures and facilities used directly in its commercial operations, subject to the provisions of P.D. No. 1616, and N.B.C. No. 377 dated August 27, 1984.

Disbursements or expenditures by the IA in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Walking Tour Series. The IA shall coordinate with the DOT for the inclusion of its Walking Tour Series in the Philippine Experience Program: Culture, Heritage, and Arts of the DOT.

3. Seminar and Training on Ecological Solid Waste Management. The IA shall conduct training and seminars for the business establishments, government entities, and residents of the barangays within the IA’s jurisdiction on the implementation of the Ecological Solid Waste Management under R.A. No. 9003 to ensure that the walled city and its surroundings are maintained clean and safe for tourists.

4. Reporting and Posting Requirements. The IA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	IA’s website.

The IA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,591,000	₱	18,869,000	₱	35,200,000	₱	67,660,000
Administration of Personnel Benefits		193,000						193,000

Sub-total, General Administration and Support		13,784,000		18,869,000		35,200,000		67,853,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Planning		3,890,000		3,792,000		5,000,000		12,682,000

Sub-total, Support to Operations		3,890,000		3,792,000		5,000,000		12,682,000

Operations
INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM		3,879,000		84,603,000		20,000,000		108,482,000

Cultural Properties Conservation		3,879,000		84,603,000		20,000,000		108,482,000
INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM		3,773,000		187,000				3,960,000

Business Management		3,773,000		187,000				3,960,000
INTRAMUROS TOURISM PROMOTIONS PROGRAM		2,242,000		31,600,000				33,842,000

Tourism Marketing and Promotions		2,242,000		31,600,000				33,842,000
INTRAMUROS REGULATORY PROGRAM		4,311,000		54,488,000		10,484,000		69,283,000

Urban Planning and Community Development		4,311,000		54,488,000		10,484,000		69,283,000

Sub-total, Operations		14,205,000		170,878,000		30,484,000		215,567,000

TOTAL NEW APPROPRIATIONS	₱	31,879,000	₱	193,539,000	₱	70,684,000	₱	296,102,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,952

Total Permanent Positions	23,952

Other Compensation Common to All
Personnel Economic Relief Allowance	1,104
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	322
Mid-Year Bonus - Civilian	1,996
Year End Bonus	1,996
Cash Gift	230
Productivity Enhancement Incentive	230
Step Increment	60

Total Other Compensation Common to All	6,958

DECEMBER 30, 2024	OFFICIAL GAZETTE	277
DEPARTMENT OF TOURISM

Other Benefits
PAG-IBIG Contributions	109
PhilHealth Contributions	573
Employees Compensation Insurance Premiums	54
Loyalty Award - Civilian	40
Terminal Leave	193

Total Other Benefits	969

Total Personnel Services	31,879

Maintenance and Other Operating Expenses
Travelling Expenses	730
Training and Scholarship Expenses	1,025
Supplies and Materials Expenses	2,730
Utility Expenses	3,656
Communication Expenses	1,061
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	6,832
General Services	59,264
Repairs and Maintenance	3,669
Taxes, Insurance Premiums and Other Fees	350
Other Maintenance and Operating Expenses
Advertising Expenses	510
Printing and Publication Expenses	96
Representation Expenses	625
Rent/Lease Expenses	157
Subscription Expenses	100
Other Maintenance and Operating Expenses	112,536

Total Maintenance and Other Operating Expenses	193,539

Total Current Operating Expenditures	225,418

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	24,021
Machinery and Equipment Outlay	5,149
Transportation Equipment Outlay	41,514

Total Capital Outlays	70,684

TOTAL NEW APPROPRIATIONS	296,102

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

For general administration and support and operations, as indicated hereunder	₱	379,378,000

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New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	27,442,000	₱	22,190,000	₱	43,891,000	₱	93,523,000
Operations		29,095,000		147,941,000		108,819,000		285,855,000

PARKS MANAGEMENT PROGRAM		21,497,000		132,518,000		108,819,000		262,834,000
CULTURAL AND EVENTS PROGRAM		7,598,000		15,423,000				23,021,000

TOTAL NEW APPROPRIATIONS	₱	56,537,000	₱	170,131,000	₱	152,710,000	₱	379,378,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Parks Development Committee (NPDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NPDC’s website.

The NPDC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,626,000	₱	22,190,000	₱	43,891,000	₱	92,707,000
Administration of Personnel Benefits		816,000						816,000

Sub-total, General Administration and Support		27,442,000		22,190,000		43,891,000		93,523,000

Operations
PARKS MANAGEMENT PROGRAM		21,497,000		132,518,000		108,819,000		262,834,000

Development, Beautification, Preservation and Maintenance of the Rizal Park and Satellite Parks		21,497,000		92,373,000		108,819,000		222,689,000
Provision of Park Security Services				40,145,000				40,145,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	279
DEPARTMENT OF TOURISM

CULTURAL AND EVENTS PROGRAM		7,598,000		15,423,000				23,021,000

Promotion of Arts and Cultural Activities in the Parks		7,598,000		15,423,000				23,021,000

Sub-total, Operations		29,095,000		147,941,000		108,819,000		285,855,000

TOTAL NEW APPROPRIATIONS	₱	56,537,000	₱	170,131,000	₱	152,710,000	₱	379,378,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,831

Total Permanent Positions	40,831

Other Compensation Common to All
Personnel Economic Relief Allowance	2,832
Representation Allowance	594
Transportation Allowance	594
Clothing and Uniform Allowance	826
Mid-Year Bonus - Civilian	3,403
Year End Bonus	3,403
Cash Gift	590
Productivity Enhancement Incentive	590
Step Increment	102

Total Other Compensation Common to All	12,934

Other Benefits
PAG-IBIG Contributions	284
PhilHealth Contributions	995
Employees Compensation Insurance Premiums	142
Loyalty Award - Civilian	535
Terminal Leave	816

Total Other Benefits	2,772

Total Personnel Services	56,537

Maintenance and Other Operating Expenses
Travelling Expenses	607
Training and Scholarship Expenses	2,186
Supplies and Materials Expenses	11,936

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Utility Expenses	28,460
Communication Expenses	3,960
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	300
Professional Services	29,315
General Services	81,038
Repairs and Maintenance	5,424
Taxes, Insurance Premiums and Other Fees	1,680
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	60
Representation Expenses	720
Rent/Lease Expenses	672
Subscription Expenses	3,573

Total Maintenance and Other Operating Expenses	170,131

Total Current Operating Expenditures	226,668

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	28,200
Buildings and Other Structures	68,509
Machinery and Equipment Outlay	43,891
Transportation Equipment Outlay	12,110

Total Capital Outlays	152,710

TOTAL NEW APPROPRIATIONS	379,378

D. PHILIPPINE COMMISSION ON SPORTS SCUBA DIVING

For general administration and support and operations, as indicated hereunder	₱	24,434,000

New Appropriations, by Program

	Personnel Expenses		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	5,097,000	₱	4,901,000	₱	3,700,000	₱	13,698,000
Operations		5,761,000		4,975,000				10,736,000

STANDARDS AND REGULATORY PROGRAM		3,978,000		4,099,000				8,077,000
PLANNING AND DEVELOPMENT PROGRAM		1,783,000		876,000				2,659,000

TOTAL NEW APPROPRIATIONS	₱	10,858,000	₱	9,876,000	₱	3,700,000	₱	24,434,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	281
DEPARTMENT OF TOURISM

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Commission on Sports Scuba Diving (PCSSD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PCSSD’s website.

The PCSSD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	5,097,000	₱	4,901,000	₱	3,700,000	₱	13,698,000

Sub-total, General Administration and Support		5,097,000		4,901,000		3,700,000		13,698,000

Operations
STANDARDS AND REGULATORY PROGRAM		3,978,000		4,099,000				8,077,000

Standards and Regulatory Program		3,978,000		4,099,000				8,077,000
PLANNING AND DEVELOPMENT PROGRAM		1,783,000		876,000				2,659,000

Planning and Development Program		1,783,000		876,000				2,659,000

Sub-total, Operations		5,761,000		4,975,000				10,736,000

TOTAL NEW APPROPRIATIONS	₱	10,858,000	₱	9,876,000	₱	3,700,000	₱	24,434,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,335

Total Permanent Positions	8,335

282	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	288
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	84
Mid-Year Bonus—Civilian	694
Year End Bonus	694
Cash Gift	60
Productivity Enhancement Incentive	60
Step Increment	22

Total Other Compensation Common to All	2,286

Other Benefits
PAG-IBIG Contributions	29
PhilHealth Contributions	194
Employees Compensation Insurance Premiums	14

Total Other Benefits	237

Total Personnel Services	10,858

Maintenance and Other Operating Expenses
Travelling Expenses	2,581
Training and Scholarship Expenses	105
Supplies and Materials Expenses	3,380
Communication Expenses	269
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,647
Taxes, Insurance Premiums and Other Fees	40
Other Maintenance and Operating Expenses
Printing and Publication Expenses	5
Representation Expenses	230
Transportation and Delivery Expenses	160
Rent/Lease Expenses	100
Subscription Expenses	23
Other Maintenance and Operating Expenses	200

Total Maintenance and Other Operating Expenses	9,876

Total Current Operating Expenditures	20,734

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	3,700

Total Capital Outlays	3,700

TOTAL NEW APPROPRIATIONS	24,434

DECEMBER 30, 2024	OFFICIAL GAZETTE	283
DEPARTMENT OF TOURISM

GENERAL SUMMARY

DEPARTMENT OF TOURISM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	614,616,000	₱	2,409,549,000	₱	118,376,000	₱	3,142,541,000
B. INTRAMUROS ADMINISTRATION		31,879,000		193,539,000		70,684,000		296,102,000
C. NATIONAL PARKS DEVELOPMENT COMMITTEE		56,537,000		170,131,000		152,710,000		379,378,000
D. PHILIPPINE COMMISSION ON SPORTS SCUBA DIVING		10,858,000		9,876,000		3,700,000		24,434,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TOURISM	₱	713,890,000	₱	2,783,095,000	₱	345,470,000	₱	3,842,455,000

284	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXV. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

For general administration and support, and operations, including locally-funded project(s), and foreign-assisted project(s), as indicated hereunder	₱	7,169,671,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	505,817,000	₱	1,407,522,000	₱	274,549,000	₱	2,187,888,000
Operations		1,554,027,000		1,506,821,000				3,060,848,000

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM		431,018,000		471,282,000				902,300,000
INDUSTRY DEVELOPMENT PROGRAM		277,364,000		377,203,000				654,567,000
MSME DEVELOPMENT PROGRAM		444,598,000		455,683,000				900,281,000
CONSUMER PROTECTION PROGRAM		383,769,000		141,510,000				525,279,000
CONSUMER EDUCATION AND ADVOCACY PROGRAM		17,278,000		61,143,000				78,421,000

Total, Regular Programs		2,059,844,000		2,914,343,000		274,549,000		5,248,736,000

B. PROJECT(S)
Locally-Funded Project(s)				888,395,000		536,350,000		1,424,745,000
Foreign-Assisted Project(s)				496,190,000				496,190,000

Total, Project(s)				1,384,585,000		536,350,000		1,920,935,000

TOTAL NEW APPROPRIATIONS	₱	2,059,844,000	₱	4,298,928,000	₱	810,899,000	₱	7,169,671,000

Special Provision(s)

1. Micro, Small and Medium Enterprise Development Council Fund. In addition to the amounts appropriated herein, Twenty One Million Three Hundred Twenty One Thousand Pesos (₱21,321,000) shall be used for the development of the Micro, Small and Medium Enterprises (MSMEs) sector sourced from ninety percent (90%) of the total penalties collected by the BSP from lending institutions, constituted into the MSME Development Council Fund in accordance with Section 20 of R.A. No. 9501.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Remedies Fund. In addition to the amounts appropriated herein, Two Million One Hundred Thousand Pesos (₱2,100,000) shall be used for the implementation of remedies or safeguard measures for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

DECEMBER 30, 2024	OFFICIAL GAZETTE	285
DEPARTMENT OF TRADE AND INDUSTRY

3. Fees and Other Receipts of the Intellectual Property Office of the Philippines. The income of the Intellectual Property Office of the Philippines (IPOPHIL) shall be used for its operational requirements, including acquisition of office space and equipment, upgrading of facilities, and human resource development sourced from fees, fines, royalties, and other charges in accordance with Section 14.1 of R.A. No. 8293, as amended.

Disbursements or expenditures by the IPOPHIL in violation of the above requirement shall render any disbursement from said income void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

4. Comprehensive Agrarian Reform Program. The amount of One Hundred Twenty One Million One Hundred Sixty Six Thousand Pesos (₱121,166,000) appropriated herein shall be used in support of the Program Beneficiaries Development component of the Comprehensive Agrarian Reform Program.

5. Implementation of Shared Service Facilities. The amount of Six Hundred Forty Six Million Seven Hundred Fourteen Thousand Pesos (₱646,714,000) appropriated herein for the implementation of the Shared Service Facilities (SSF) shall be used for projects that aim to improve the quality and productivity of MSMEs. Its implementation shall be primarily based on priority industry clusters identified by the Department of Trade and Industry (DTI) in consultation with key stakeholders.

Upon the procurement of the equipment for the SSF, the DTI shall turn over the management thereof to the Cooperators, which shall commit to shoulder maintenance and repair costs upon acceptance thereof. After the period of two years, the DTI may either: (i) transfer ownership of the SSF to the Cooperators that demonstrated successful management of the facilities; (ii) extend the usufruct period for another two years if the Cooperator needs additional period to establish the successful operation of the SSF; or (iii) transfer the management of the SSF equipment to another Cooperator for failure to secure, operate, properly maintain, or repair the SSF equipment upon acceptance.

6. Negosyo Centers. The amount of Four Hundred Fifty Four Million Two Hundred Sixty Four Thousand Pesos (₱454,264,000) appropriated herein shall be used for the establishment and management of Negosyo Centers in accordance with Section 3 of R.A. No. 10644. All existing similar activities undertaken by the DTI shall now be implemented by the Negosyo Centers.

7. Competitiveness Enhancement Measures Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be utilized for the issuance of grants relative to the implementation of non-agricultural programs, projects, and activities that promote the competitiveness of the domestic industries affected by increased imports, sourced from fifty percent (50%) of the revenues collected from fees, charges and safeguard duties, constituted into the Competitiveness Enhancement Measures Fund in accordance with Section 34 of R.A. No. 8800.

Administration of the fund shall be subject to DA and DTI J.M.C. No. 23-01 dated March 22, 2023, and such other guidelines that may be issued for the purpose.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

8. Support for the Promotion and Development of Tourism Enterprises. The DTI, in order to strengthen the competitiveness and to generate more employment and revenues for the establishments in the tourism sector, shall provide support to the Department of Tourism (DOT) by ensuring that programs on branding and promotions, marketing, design, mentorship, and product development and enhancement, among others, are made available to tourism enterprises, especially MSMEs.

Implementation of this provision shall be subject to the guidelines to be issued by DTI and DOT.

9. Reporting and Posting Requirements. The DTI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	DTI’s website.

The DTI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	464,470,000	₱	1,407,522,000	₱	274,549,000	₱	2,146,541,000

National Capital Region (NCR)		218,968,000		1,210,605,000		251,249,000		1,680,822,000

Central Office		218,968,000		1,210,605,000		251,249,000		1,680,822,000

286	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Region I - Ilocos	14,536,000	13,130,000		27,666,000

Regional Office - I	14,536,000	13,130,000		27,666,000
Cordillera Administrative Region (CAR)	19,733,000	11,460,000		31,193,000

Regional Office - CAR	19,733,000	11,460,000		31,193,000
Region II - Cagayan Valley	16,577,000	12,770,000		29,347,000

Regional Office - II	16,577,000	12,770,000		29,347,000
Region III - Central Luzon	13,758,000	7,073,000		20,831,000

Regional Office - III	13,758,000	7,073,000		20,831,000
Region IVA - CALABARZON	23,742,000	14,049,000		37,791,000

Regional Office - IVA	23,742,000	14,049,000		37,791,000
Region IVB - MIMAROPA	15,528,000	8,271,000		23,799,000

Regional Office - IVB	15,528,000	8,271,000		23,799,000
Region V - Bicol	11,742,000	11,214,000		22,956,000

Regional Office - V	11,742,000	11,214,000		22,956,000
Region VI - Western Visayas	22,816,000	14,223,000		37,039,000

Regional Office - VI	22,816,000	14,223,000		37,039,000
Region VII - Central Visayas	13,355,000	16,564,000		29,919,000

Regional Office - VII	13,355,000	16,564,000		29,919,000
Region VIII - Eastern Visayas	13,493,000	10,054,000	23,300,000	46,847,000

Regional Office - VIII	13,493,000	10,054,000	23,300,000	46,847,000
Region IX - Zamboanga Peninsula	20,084,000	10,520,000		30,604,000

Regional Office - IX	20,084,000	10,520,000		30,604,000
Region X - Northern Mindanao	11,817,000	15,355,000		27,172,000

Regional Office - X	11,817,000	15,355,000		27,172,000
Region XI - Davao	14,970,000	23,877,000		38,847,000

Regional Office - XI	14,970,000	23,877,000		38,847,000
Region XII - SOCCSKSARGEN	5,051,000	16,205,000		21,256,000

Regional Office - XII	5,051,000	16,205,000		21,256,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	287
DEPARTMENT OF TRADE AND INDUSTRY

Region XIII - Caraga	28,300,000	12,152,000		40,452,000

Regional Office - XIII	28,300,000	12,152,000		40,452,000
Administration of Personnel Benefits	41,347,000			41,347,000

National Capital Region (NCR)	30,798,000			30,798,000

Central Office	30,798,000			30,798,000
Region IVA - CALABARZON	1,873,000			1,873,000

Regional Office - IVA	1,873,000			1,873,000
Region VI - Western Visayas	4,663,000			4,663,000

Regional Office - VI	4,663,000			4,663,000
Region VIII - Eastern Visayas	2,027,000			2,027,000

Regional Office - VIII	2,027,000			2,027,000
Region XI - Davao	1,986,000			1,986,000

Regional Office - XI	1,986,000			1,986,000

Sub-total, General Administration and Support	505,817,000	1,407,522,000	274,549,000	2,187,888,000

Operations
EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM	431,018,000	471,282,000		902,300,000

Formulation of Strategic Plans, Programs and Policies on Exports and Investments		13,818,000		13,818,000

National Capital Region (NCR)		13,818,000		13,818,000

Central Office		13,818,000		13,818,000
Development, Facilitation, and Promotion of Exports and Investments, Domestic and Foreign	431,018,000	457,464,000		888,482,000

National Capital Region (NCR)	261,191,000	418,217,000		679,408,000

Central Office	261,191,000	418,217,000		679,408,000
Region I - Ilocos	6,395,000	930,000		7,325,000

Regional Office - I	6,395,000	930,000		7,325,000
Cordillera Administrative Region (CAR)	16,909,000	533,000		17,442,000

Regional Office - CAR	16,909,000	533,000		17,442,000
Region II - Cagayan Valley	14,267,000	2,476,000		16,743,000

Regional Office - II	14,267,000	2,476,000		16,743,000

288	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Region III - Central Luzon	23,412,000	863,000	24,275,000

Regional Office - III	23,412,000	863,000	24,275,000
Region IVA - CALABARZON	4,154,000	2,512,000	6,666,000

Regional Office - IVA	4,154,000	2,512,000	6,666,000
Region IVB - MIMAROPA	6,235,000	1,712,000	7,947,000

Regional Office - IVB	6,235,000	1,712,000	7,947,000
Region V - Bicol	10,301,000	3,049,000	13,350,000

Regional Office - V	10,301,000	3,049,000	13,350,000
Region VI - Western Visayas	3,809,000	835,000	4,644,000

Regional Office - VI	3,809,000	835,000	4,644,000
Region VII - Central Visayas	14,004,000	2,347,000	16,351,000

Regional Office - VII	14,004,000	2,347,000	16,351,000
Region VIII - Eastern Visayas	19,520,000	7,319,000	26,839,000

Regional Office - VIII	19,520,000	7,319,000	26,839,000
Region IX - Zamboanga Peninsula	7,151,000	5,309,000	12,460,000

Regional Office - IX	7,151,000	5,309,000	12,460,000
Region X - Northern Mindanao	8,393,000	1,216,000	9,609,000

Regional Office - X	8,393,000	1,216,000	9,609,000
Region XI - Davao	13,299,000	3,562,000	16,861,000

Regional Office - XI	13,299,000	3,562,000	16,861,000
Region XII - SOCCSKSARGEN	14,815,000	3,223,000	18,038,000

Regional Office - XII	14,815,000	3,223,000	18,038,000
Region XIII - Caraga	7,163,000	3,361,000	10,524,000

Regional Office - XIII	7,163,000	3,361,000	10,524,000
INDUSTRY DEVELOPMENT PROGRAM	277,364,000	377,203,000	654,567,000

Formulation of Strategic Plans, Programs, and Policies to Develop Competitive Industries	236,781,000	348,832,000	585,613,000

National Capital Region (NCR)	150,776,000	287,900,000	438,676,000

Central Office	150,776,000	287,900,000	438,676,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	289
DEPARTMENT OF TRADE AND INDUSTRY

Region I - Ilocos		2,101,000	2,101,000

Regional Office - I		2,101,000	2,101,000
Cordillera Administrative Region (CAR)	714,000	5,753,000	6,467,000

Regional Office - CAR	714,000	5,753,000	6,467,000
Region II - Cagayan Valley		1,973,000	1,973,000

Regional Office - II		1,973,000	1,973,000
Region III - Central Luzon	7,946,000	2,327,000	10,273,000

Regional Office - III	7,946,000	2,327,000	10,273,000
Region IVA - CALABARZON	7,885,000	3,156,000	11,041,000

Regional Office - IVA	7,885,000	3,156,000	11,041,000
Region IVB - MIMAROPA	4,189,000	792,000	4,981,000

Regional Office - IVB	4,189,000	792,000	4,981,000
Region V - Bicol	8,033,000	3,923,000	11,956,000

Regional Office - V	8,033,000	3,923,000	11,956,000
Region VI - Western Visayas		3,177,000	3,177,000

Regional Office - VI		3,177,000	3,177,000
Region VII - Central Visayas	2,300,000	3,283,000	5,583,000

Regional Office - VII	2,300,000	3,283,000	5,583,000
Region VIII - Eastern Visayas	2,501,000	14,744,000	17,245,000

Regional Office - VIII	2,501,000	14,744,000	17,245,000
Region IX - Zamboanga Peninsula	10,941,000	2,749,000	13,690,000

Regional Office - IX	10,941,000	2,749,000	13,690,000
Region X - Northern Mindanao	6,971,000	3,757,000	10,728,000

Regional Office - X	6,971,000	3,757,000	10,728,000
Region XI - Davao	10,595,000	5,058,000	15,653,000

Regional Office - XI	10,595,000	5,058,000	15,653,000
Region XII - SOCCSKSARGEN	13,264,000	3,267,000	16,531,000

Regional Office - XII	13,264,000	3,267,000	16,531,000

290	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XIII - Caraga	10,666,000	4,872,000	15,538,000

Regional Office - XIII	10,666,000	4,872,000	15,538,000
Promotion of Competitiveness through Administration of Awards Program, Voluntary Certification and Accreditation Programs	40,583,000	28,371,000	68,954,000

National Capital Region (NCR)	40,583,000	28,371,000	68,954,000

Central Office	40,583,000	28,371,000	68,954,000
MSME DEVELOPMENT PROGRAM	444,598,000	455,683,000	900,281,000

Formulation of Strategic Plans, Programs and Policies on MSME Development	7,065,000	4,870,000	11,935,000

National Capital Region (NCR)	7,065,000	4,870,000	11,935,000

Central Office	7,065,000	4,870,000	11,935,000
Implementation of the MSME Development Plan and Other Initiatives to Promote the Growth of Micro, Small and Medium Enterprises	343,613,000	423,567,000	767,180,000

National Capital Region (NCR)	82,085,000	123,695,000	205,780,000

Central Office	82,085,000	123,695,000	205,780,000
Region I - Ilocos	31,747,000	12,344,000	44,091,000

Regional Office - I	31,747,000	12,344,000	44,091,000
Cordillera Administrative Region (CAR)	16,250,000	18,911,000	35,161,000

Regional Office - CAR	16,250,000	18,911,000	35,161,000
Region II - Cagayan Valley	14,848,000	16,606,000	31,454,000

Regional Office - II	14,848,000	16,606,000	31,454,000
Region III - Central Luzon	26,276,000	21,325,000	47,601,000

Regional Office - III	26,276,000	21,325,000	47,601,000
Region IVA - CALABARZON	15,925,000	14,220,000	30,145,000

Regional Office - IVA	15,925,000	14,220,000	30,145,000
Region IVB - MIMAROPA	16,246,000	17,007,000	33,253,000

Regional Office - IVB	16,246,000	17,007,000	33,253,000
Region V - Bicol	26,541,000	12,779,000	39,320,000

Regional Office - V	26,541,000	12,779,000	39,320,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	291
DEPARTMENT OF TRADE AND INDUSTRY

Region VI - Western Visayas	18,430,000	14,677,000	33,107,000

Regional Office - VI	18,430,000	14,677,000	33,107,000
Region VII - Central Visayas	15,821,000	13,778,000	29,599,000

Regional Office - VII	15,821,000	13,778,000	29,599,000
Region VIII - Eastern Visayas	17,337,000	88,896,000	106,233,000

Regional Office - VIII	17,337,000	88,896,000	106,233,000
Region IX - Zamboanga Peninsula	8,453,000	13,598,000	22,051,000

Regional Office - IX	8,453,000	13,598,000	22,051,000
Region X - Northern Mindanao	13,255,000	9,771,000	23,026,000

Regional Office - X	13,255,000	9,771,000	23,026,000
Region XI - Davao	16,501,000	17,909,000	34,410,000

Regional Office - XI	16,501,000	17,909,000	34,410,000
Region XII - SOCCSKSARGEN	11,137,000	13,462,000	24,599,000

Regional Office - XII	11,137,000	13,462,000	24,599,000
Region XIII - Caraga	12,761,000	14,589,000	27,350,000

Regional Office - XIII	12,761,000	14,589,000	27,350,000
For the Requirements of the Program Beneficiaries Development Component of the Comprehensive Agrarian Reform Program	93,920,000	27,246,000	121,166,000

National Capital Region (NCR)	93,920,000	27,246,000	121,166,000

Central Office	93,920,000	27,246,000	121,166,000
CONSUMER PROTECTION PROGRAM	383,769,000	141,510,000	525,279,000

Formulation of Strategic Plans, Programs, and Policies on Consumer Protection		5,049,000	5,049,000

National Capital Region (NCR)		5,049,000	5,049,000

Central Office		5,049,000	5,049,000
Monitoring and Enforcement of FTL including Consumer Complaints Handling	189,915,000	123,903,000	313,818,000

National Capital Region (NCR)	28,451,000	92,269,000	120,720,000

Central Office	28,451,000	92,269,000	120,720,000

292	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	7,921,000	699,000	8,620,000

Regional Office - I	7,921,000	699,000	8,620,000
Cordillera Administrative Region (CAR)	9,324,000	2,119,000	11,443,000

Regional Office - CAR	9,324,000	2,119,000	11,443,000
Region II - Cagayan Valley	16,570,000	842,000	17,412,000

Regional Office - II	16,570,000	842,000	17,412,000
Region III - Central Luzon	16,882,000	2,206,000	19,088,000

Regional Office - III	16,882,000	2,206,000	19,088,000
Region IVA - CALABARZON	14,515,000	1,949,000	16,464,000

Regional Office - IVA	14,515,000	1,949,000	16,464,000
Region IVB - MIMAROPA	9,453,000	505,000	9,958,000

Regional Office - IVB	9,453,000	505,000	9,958,000
Region V - Bicol	10,508,000	721,000	11,229,000

Regional Office - V	10,508,000	721,000	11,229,000
Region VI - Western Visayas	10,540,000	1,140,000	11,680,000

Regional Office - VI	10,540,000	1,140,000	11,680,000
Region VII - Central Visayas	9,555,000	1,758,000	11,313,000

Regional Office - VII	9,555,000	1,758,000	11,313,000
Region VIII - Eastern Visayas	4,704,000	13,429,000	18,133,000

Regional Office - VIII	4,704,000	13,429,000	18,133,000
Region IX - Zamboanga Peninsula	11,799,000	680,000	12,479,000

Regional Office - IX	11,799,000	680,000	12,479,000
Region X - Northern Mindanao	7,803,000	1,995,000	9,798,000

Regional Office - X	7,803,000	1,995,000	9,798,000
Region XI - Davao	14,022,000	495,000	14,517,000

Regional Office - XI	14,022,000	495,000	14,517,000
Region XII - SOCCSKSARGEN	10,187,000	1,656,000	11,843,000

Regional Office - XII	10,187,000	1,656,000	11,843,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	293
DEPARTMENT OF TRADE AND INDUSTRY

Region XIII - Caraga	7,681,000	1,440,000	9,121,000

Regional Office - XIII	7,681,000	1,440,000	9,121,000
Accreditation and Issuance of Business Licenses, Permits, Registration and Authorities	193,854,000	12,558,000	206,412,000

National Capital Region (NCR)	89,580,000	5,259,000	94,839,000

Central Office	89,580,000	5,259,000	94,839,000
Region I - Ilocos	4,563,000	620,000	5,183,000

Regional Office - I	4,563,000	620,000	5,183,000
Cordillera Administrative Region (CAR)	10,304,000		10,304,000

Regional Office - CAR	10,304,000		10,304,000
Region II - Cagayan Valley	8,161,000	384,000	8,545,000

Regional Office - II	8,161,000	384,000	8,545,000
Region III - Central Luzon	9,463,000	1,550,000	11,013,000

Regional Office - III	9,463,000	1,550,000	11,013,000
Region IVA - CALABARZON	9,814,000	999,000	10,813,000

Regional Office - IVA	9,814,000	999,000	10,813,000
Region IVB - MIMAROPA	5,879,000	216,000	6,095,000

Regional Office - IVB	5,879,000	216,000	6,095,000
Region V - Bicol	8,010,000	138,000	8,148,000

Regional Office - V	8,010,000	138,000	8,148,000
Region VI - Western Visayas	3,781,000	417,000	4,198,000

Regional Office - VI	3,781,000	417,000	4,198,000
Region VII - Central Visayas	7,423,000	432,000	7,855,000

Regional Office - VII	7,423,000	432,000	7,855,000
Region VIII - Eastern Visayas	5,162,000	384,000	5,546,000

Regional Office - VIII	5,162,000	384,000	5,546,000
Region IX - Zamboanga Peninsula	2,208,000	134,000	2,342,000

Regional Office - IX	2,208,000	134,000	2,342,000
Region X - Northern Mindanao	14,796,000	188,000	14,984,000

Regional Office - X	14,796,000	188,000	14,984,000

294	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI - Davao	4,683,000	384,000	5,067,000

Regional Office - XI	4,683,000	384,000	5,067,000
Region XII - SOCCSKSARGEN	6,976,000	800,000	7,776,000

Regional Office - XII	6,976,000	800,000	7,776,000
Region XIII - Caraga	3,051,000	653,000	3,704,000

Regional Office - XIII	3,051,000	653,000	3,704,000
CONSUMER EDUCATION AND ADVOCACY PROGRAM	17,278,000	61,143,000	78,421,000

Formulation of Strategic Plans, Programs, and Policies on Consumer Education, Awareness and Advocacy	17,278,000	7,090,000	24,368,000

National Capital Region (NCR)	17,278,000	7,090,000	24,368,000

Central Office	17,278,000	7,090,000	24,368,000
Implementation of Plans, Projects and Activities on Consumer Awareness, Education, and Advocacy		54,053,000	54,053,000

National Capital Region (NCR)		18,152,000	18,152,000

Central Office		18,152,000	18,152,000
Region I - Ilocos		838,000	838,000

Regional Office - I		838,000	838,000
Cordillera Administrative Region (CAR)		1,864,000	1,864,000

Regional Office - CAR		1,864,000	1,864,000
Region II - Cagayan Valley		1,081,000	1,081,000

Regional Office - II		1,081,000	1,081,000
Region III - Central Luzon		2,615,000	2,615,000

Regional Office - III		2,615,000	2,615,000
Region IVA - CALABARZON		2,852,000	2,852,000

Regional Office - IVA		2,852,000	2,852,000
Region IVB - MIMAROPA		2,792,000	2,792,000

Regional Office - IVB		2,792,000	2,792,000
Region V - Bicol		3,199,000	3,199,000

Regional Office - V		3,199,000	3,199,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	295
DEPARTMENT OF TRADE AND INDUSTRY

Region VI - Western Visayas		2,387,000		2,387,000

Regional Office - VI		2,387,000		2,387,000
Region VII - Central Visayas		2,699,000		2,699,000

Regional Office - VII		2,699,000		2,699,000
Region VIII - Eastern Visayas		4,192,000		4,192,000

Regional Office - VIII		4,192,000		4,192,000
Region IX - Zamboanga Peninsula		3,384,000		3,384,000

Regional Office - IX		3,384,000		3,384,000
Region X - Northern Mindanao		1,850,000		1,850,000

Regional Office - X		1,850,000		1,850,000
Region XI - Davao		3,177,000		3,177,000

Regional Office - XI		3,177,000		3,177,000
Region XII - SOCCSKSARGEN		1,949,000		1,949,000

Regional Office - XII		1,949,000		1,949,000
Region XIII - Caraga		1,022,000		1,022,000

Regional Office - XIII		1,022,000		1,022,000

Sub-total, Operations	1,554,027,000	1,506,821,000		3,060,848,000

Total, Regular Programs	2,059,844,000	2,914,343,000	274,549,000	5,248,736,000

PROJECT(S)
Locally-Funded Project(s)
Go Lokal		6,767,000		6,767,000

National Capital Region (NCR)		6,767,000		6,767,000

Central Office		6,767,000		6,767,000
Malikhaing Pinoy Program		100,000,000		100,000,000

National Capital Region		100,000,000		100,000,000

Central Office		100,000,000		100,000,000
Philippine Innovation Hub (Marikina Enterprise Startup Hub)		110,000,000		110,000,000

National Capital Region		110,000,000		110,000,000

Central Office		110,000,000		110,000,000

296	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Pangkabuhayan sa Pagbangon at Ginhawa (PPG)	67,000,000	67,000,000

National Capital Region	42,000,000	42,000,000

Central Office	42,000,000	42,000,000
Region VIII - Eastern Visayas	25,000,000	25,000,000

Regional Office - VIII	25,000,000	25,000,000
Livelihood Seeding Program - Negosyo Serbisyo sa Barangay (LSP-NSB)	40,000,000	40,000,000

Region VIII - Eastern Visayas	40,000,000	40,000,000

Regional Office - VIII	40,000,000	40,000,000
Establishment of Negosyo Centers	454,264,000	454,264,000

National Capital Region (NCR)	17,513,000	17,513,000

Central Office	17,513,000	17,513,000
Region I - Ilocos	22,134,000	22,134,000

Regional Office - I	22,134,000	22,134,000
Cordillera Administrative Region (CAR)	21,431,000	21,431,000

Regional Office - CAR	21,431,000	21,431,000
Region II - Cagayan Valley	29,251,000	29,251,000

Regional Office - II	29,251,000	29,251,000
Region III - Central Luzon	33,289,000	33,289,000

Regional Office - III	33,289,000	33,289,000
Region IVA - CALABARZON	44,995,000	44,995,000

Regional Office - IVA	44,995,000	44,995,000
Region IVB - MIMAROPA	20,172,000	20,172,000

Regional Office - IVB	20,172,000	20,172,000
Region V - Bicol	33,642,000	33,642,000

Regional Office - V	33,642,000	33,642,000
Region VI - Western Visayas	40,462,000	40,462,000

Regional Office - VI	40,462,000	40,462,000
Region VII - Central Visayas	26,867,000	26,867,000

Regional Office - VII	26,867,000	26,867,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	297
DEPARTMENT OF TRADE AND INDUSTRY

Region VIII - Eastern Visayas	39,627,000		39,627,000

Regional Office - VIII	39,627,000		39,627,000
Region IX - Zamboanga Peninsula	20,278,000		20,278,000

Regional Office - IX	20,278,000		20,278,000
Region X - Northern Mindanao	30,132,000		30,132,000

Regional Office - X	30,132,000		30,132,000
Region XI - Davao	27,051,000		27,051,000

Regional Office - XI	27,051,000		27,051,000
Region XII - SOCCSKSARGEN	23,205,000		23,205,000

Regional Office - XII	23,205,000		23,205,000
Region XIII - Caraga	24,215,000		24,215,000

Regional Office - XIII	24,215,000		24,215,000
Shared Service Facilities (SSF) Project	110,364,000	536,350,000	646,714,000

National Capital Region (NCR)	12,069,000	54,700,000	66,769,000

Central Office	12,069,000	54,700,000	66,769,000
Region I - Ilocos	6,110,000	9,000,000	15,110,000

Regional Office - I	6,110,000	9,000,000	15,110,000
Cordillera Administrative Region (CAR)	4,919,000	6,300,000	11,219,000

Regional Office - CAR	4,919,000	6,300,000	11,219,000
Region II - Cagayan Valley	8,737,000	24,184,000	32,921,000

Regional Office - II	8,737,000	24,184,000	32,921,000
Region III - Central Luzon	6,830,000	50,510,000	57,340,000

Regional Office - III	6,830,000	50,510,000	57,340,000
Region IVA - CALABARZON	4,531,000	18,259,000	22,790,000

Regional Office - IVA	4,531,000	18,259,000	22,790,000
Region IVB - MIMAROPA	5,851,000	6,500,000	12,351,000

Regional Office - IVB	5,851,000	6,500,000	12,351,000
Region V - Bicol	5,438,000	150,000,000	155,438,000

Regional Office - V	5,438,000	150,000,000	155,438,000

298	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas				4,534,000		6,500,000		11,034,000

Regional Office - VI				4,534,000		6,500,000		11,034,000
Region VII - Central Visayas				3,637,000		12,000,000		15,637,000

Regional Office - VII				3,637,000		12,000,000		15,637,000
Region VIII - Eastern Visayas				14,980,000		6,350,000		21,330,000

Regional Office - VIII				14,980,000		6,350,000		21,330,000
Region IX - Zamboanga Peninsula				3,487,000		32,000,000		35,487,000

Regional Office - IX				3,487,000		32,000,000		35,487,000
Region X - Northern Mindanao				8,188,000		34,750,000		42,938,000

Regional Office - X				8,188,000		34,750,000		42,938,000
Region XI - Davao				5,666,000		2,897,000		8,563,000

Regional Office - XI				5,666,000		2,897,000		8,563,000
Region XII - SOCCSKSARGEN				4,272,000				4,272,000

Regional Office - XII				4,272,000				4,272,000
Region XIII - Caraga				11,115,000		122,400,000		133,515,000

Regional Office - XIII				11,115,000		122,400,000		133,515,000

Sub-total, Locally-Funded Project(s)				888,395,000		536,350,000		1,424,745,000

Foreign-Assisted Project(s)
Rural Agro-Enterprise Partnership for Inclusive Development (RAPID) Growth IFAD Loan No. 2000002109				496,190,000				496,190,000

National Capital Region (NCR)				496,190,000				496,190,000

Central Office				496,190,000				496,190,000

Loan Proceeds				469,710,000				469,710,000
GOP Counterpart				26,480,000				26,480,000

Sub-total, Foreign-Assisted Project(s)				496,190,000				496,190,000

Total, Projects				1,384,585,000		536,350,000		1,920,935,000

TOTAL NEW APPROPRIATIONS	₱	2,059,844,000	₱	4,298,928,000	₱	810,899,000	₱	7,169,671,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	299
DEPARTMENT OF TRADE AND INDUSTRY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,291,278

Total Permanent Positions	1,291,278

Other Compensation Common to All
Personnel Economic Relief Allowance	53,040
Representation Allowance	24,984
Transportation Allowance	24,678
Clothing and Uniform Allowance	15,470
Mid-Year Bonus - Civilian	107,605
Year End Bonus	107,605
Cash Gift	11,050
Productivity Enhancement Incentive	11,050
Step Increment	3,229

Total Other Compensation Common to All	358,711

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	4,486
Overseas Allowance	176,447

Total Other Compensation for Specific Groups	180,933

Other Benefits
PAG-IBIG Contributions	5,304
PhilHealth Contributions	30,882
Employees Compensation Insurance Premiums	2,646
Terminal Leave	41,347

Total Other Benefits	80,179

Non-Permanent Positions	148,743

Total Personnel Services	2,059,844

Maintenance and Other Operating Expenses
Travelling Expenses	287,711
Training and Scholarship Expenses	261,590
Supplies and Materials Expenses	159,246
Utility Expenses	80,088
Communication Expenses	202,165
Awards/Rewards and Prizes	12,088
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,128

300	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Professional Services	833,830
General Services	295,139
Repairs and Maintenance	106,004
Financial Assistance/ Subsidy	90,000
Taxes, Insurance Premiums and Other Fees	23,083
Other Maintenance and Operating Expenses
Advertising Expenses	23,305
Printing and Publication Expenses	30,496
Representation Expenses	154,606
Transportation and Delivery Expenses	29,069
Rent/Lease Expenses	876,423
Membership Dues and Contributions to Organizations	269
Subscription Expenses	180,548
Other Maintenance and Operating Expenses	645,140

Total Maintenance and Other Operating Expenses	4,298,928

Total Current Operating Expenditures	6,358,772

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	721,155
Transportation Equipment Outlay	45,085
Intangible Assets Outlay	44,659

Total Capital Outlays	810,899

TOTAL NEW APPROPRIATIONS	7,169,671

B. BOARD OF INVESTMENTS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	863,342,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,657,000	₱	222,506,000	₱	39,850,000	₱	318,013,000
Operations		109,917,000		90,701,000		2,200,000		202,818,000

INDUSTRY DEVELOPMENT PROGRAM		36,088,000		20,906,000				56,994,000
INVESTMENT PROMOTION PROGRAM		73,829,000		69,795,000		2,200,000		145,824,000

Total, Regular Programs		165,574,000		313,207,000		42,050,000		520,831,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	301
DEPARTMENT OF TRADE AND INDUSTRY

B. PROJECT(S)
Locally-Funded Project(s)		342,511,000		342,511,000

Total, Project(s)		342,511,000		342,511,000

TOTAL NEW APPROPRIATIONS	₱165,574,000	₱655,718,000	₱42,050,000	₱863,342,000

Special Provision(s)

1. Comprehensive Automotive Resurgence Strategy (CARS) Program. The amount of Eighty Seven Million Nine Hundred Seventy Two Thousand Pesos (₱87,972,000) appropriated under the Fiscal Support Arrearages for Comprehensive Automotive Resurgence Strategy (CARS) Program shall be used for the payment of the issued Tax Payment Certificates to registered and eligible participants pursuant to E.O. No. 182, s. 2015.

2. Program on Revitalizing the Automotive Industry for Competitiveness Enhancement. The amount of Two Hundred Fifty Million Pesos (₱250,000,000) appropriated herein under the Revitalizing the Automotive Industry for Competitiveness Enhancement (RACE) program shall be used to implement and provide fiscal support, as evidenced by a non-transferrable tax payment certificate or through any other appropriate mechanism, to newly registered and qualified participating car makers.

Implementation of the program shall be subject to the guidelines to be issued jointly by the DTI, DOF, and DBM and to other pertinent budgeting, accounting, and auditing laws, rules and regulations.

3. Reporting and Posting Requirements. The Board of Investments (BOI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	BOI’s website.

The BOI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee an Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,163,000	₱	222,506,000	₱	39,850,000	₱	316,519,000
Administration of Personnel Benefits		1,494,000						1,494,000

Sub-total, General Administration and Support		55,657,000		222,506,000		39,850,000		318,013,000

Operations
INDUSTRY DEVELOPMENT PROGRAM		36,088,000		20,906,000				56,994,000

Policy Analysis and Advocacy Formulation		10,605,000		10,451,000				21,056,000
Implementation of the Comprehensive National Industrial Strategy		25,483,000		10,455,000				35,938,000

302	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

INVESTMENT PROMOTION PROGRAM		73,829,000		69,795,000		2,200,000		145,824,000

Promotion of Foreign Investments		12,668,000		43,338,000				56,006,000
Promotion of Local Investments		17,282,000		13,655,000				30,937,000
Registration and Supervision of Investment Projects		23,183,000		1,123,000				24,306,000
Dispensation of Incentives		11,934,000		2,470,000				14,404,000
Provision of Investment Counselling and Aftercare Services		8,762,000		9,209,000		2,200,000		20,171,000

Sub-total, Operations		109,917,000		90,701,000		2,200,000		202,818,000

Total, Regular Programs		165,574,000		313,207,000		42,050,000		520,831,000

PROJECT(S)
Locally-Funded Project(s)
Industry Development Program				3,073,000				3,073,000
Comprehensive Automotive Resurgence Strategy (CARS)				1,466,000				1,466,000
Fiscal Support Arrearages for Comprehensive Automotive Resurgence Strategy (CARS) Program				87,972,000				87,972,000
Revitalizing the Automotive Industry for Competitiveness Enhancement (RACE) Program				250,000,000				250,000,000

Sub-total, Locally-Funded Project(s)				342,511,000				342,511,000

Total, Project(s)				342,511,000				342,511,000

TOTAL NEW APPROPRIATIONS	₱	165,574,000	₱	655,718,000	₱	42,050,000	₱	863,342,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	126,194

Total Permanent Positions	126,194

Other Compensation Common to All
Personnel Economic Relief Allowance	4,776
Representation Allowance	2,286
Transportation Allowance	2,286

DECEMBER 30, 2024	OFFICIAL GAZETTE	303
DEPARTMENT OF TRADE AND INDUSTRY

Clothing and Uniform Allowance	1,393
Mid-Year Bonus - Civilian	10,516
Year End Bonus	10,516
Cash Gift	995
Productivity Enhancement Incentive	995
Step Increment	316

Total Other Compensation Common to All	34,079

Other Benefits
PAG-IBIG Contributions	477
PhilHealth Contributions	2,977
Employees Compensation Insurance Premiums	238
Loyalty Award - Civilian	115
Terminal Leave	1,494

Total Other Benefits	5,301

Total Personnel Services	165,574

Maintenance and Other Operating Expenses
Travelling Expenses	26,929
Training and Scholarship Expenses	4,590
Supplies and Materials Expenses	13,862
Utility Expenses	9,981
Communication Expenses	10,371
Awards/Rewards and Prizes	880
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,220
Professional Services	38,043
General Services	51,799
Repairs and Maintenance	2,499
Financial Assistance/Subsidy	337,972
Taxes, Insurance Premiums and Other Fees	1,053
Other Maintenance and Operating Expenses
Advertising Expenses	73
Printing and Publication Expenses	1,298
Representation Expenses	16,456
Transportation and Delivery Expenses	760
Rent/Lease Expenses	84,473
Subscription Expenses	52,459

Total Maintenance and Other Operating Expenses	655,718

Total Current Operating Expenditures	821,292

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	32,250
Transportation Equipment Outlay	9,300
Furniture, Fixtures and Books Outlay	500

Total Capital Outlays	42,050

TOTAL NEW APPROPRIATIONS	863,342

304	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	157,811,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,078,000	₱	62,428,000	₱	3,414,000	₱	83,920,000
Operations		59,178,000		14,713,000				73,891,000

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM		30,975,000		13,604,000				44,579,000
CONSTRUCTION INDUSTRY REGULATORY PROGRAM		28,203,000		1,109,000				29,312,000

TOTAL NEW APPROPRIATIONS	₱	77,256,000	₱	77,141,000	₱	3,414,000	₱	157,811,000

Special Provision(s)

1. Fees, Fines, and Other Charges of the Philippine Contractors Accreditation Board. The amount collected by the Construction Industry Authority of the Philippines (CIAP) - Philippine Contractors Accreditation Board (PCAB) from fees, fines, and other charges in accordance with Section 4 of R.A. No. 11711, shall be deposited and maintained in a separate account to be used for its accreditation and licensing operations.

The use of income shall be in accordance with the DBM-CIAP-PCAB J.M.C. No. 1, dated September 15, 2023, and such other guidelines that may be issued for the purpose.

Disbursements or expenditures by the PCAB in violation of the above requirement shall render any disbursement from said income void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The PCAB shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year.

2. Reporting and Posting Requirements. The CIAP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CIAP’s website.

The CIAP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	305
DEPARTMENT OF TRADE AND INDUSTRY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,110,000	₱	62,428,000	₱	3,414,000	₱	81,952,000
Administration of Personnel Benefits		1,968,000						1,968,000

Sub-total, General Administration and Support		18,078,000		62,428,000		3,414,000		83,920,000

Operations
CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM		30,975,000		13,604,000				44,579,000

Domestic and Overseas Construction Service Promotion and Development		4,993,000		2,061,000				7,054,000
Industry Policy Development		14,898,000		3,589,000				18,487,000
Capacity Building for Human Resources in the Construction Industry		11,084,000		7,954,000				19,038,000
CONSTRUCTION INDUSTRY REGULATORY PROGRAM		28,203,000		1,109,000				29,312,000

Licensing, Accreditation and Registration of Construction Contractors (Domestic and Overseas) and Issuance of Overseas Project Authorization		16,280,000						16,280,000
Investigation and Litigation of Violations on Contractors License Law		6,320,000		609,000				6,929,000
Resolution of Claims and Disputes under Construction Contract through Arbitration and Mediation		5,603,000		500,000				6,103,000

Sub-total, Operations		59,178,000		14,713,000				73,891,000

TOTAL NEW APPROPRIATIONS	₱	77,256,000	₱	77,141,000	₱	3,414,000	₱	157,811,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	56,024

Total Permanent Positions	56,024

Other Compensation Common to All
Personnel Economic Relief Allowance	2,400

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Representation Allowance	864
Transportation Allowance	864
Clothing and Uniform Allowance	700
Mid-Year Bonus - Civilian	4,669
Year End Bonus	4,669
Cash Gift	500
Per Diems	1,921
Productivity Enhancement Incentive	500
Step Increment	140

Total Other Compensation Common to All	17,227

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	291

Total Other Compensation for Specific Groups	291

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	1,355
Employees Compensation Insurance Premiums	121
Loyalty Award - Civilian	30
Terminal Leave	1,968

Total Other Benefits	3,714

Total Personnel Services	77,256

Maintenance and Other Operating Expenses
Travelling Expenses	3,857
Training and Scholarship Expenses	6,296
Supplies and Materials Expenses	3,408
Utility Expenses	3,311
Communication Expenses	1,902
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	678
Professional Services	16,901
General Services	3,383
Repairs and Maintenance	1,453
Taxes, Insurance Premiums and Other Fees	622
Other Maintenance and Operating Expenses
Advertising Expenses	31
Printing and Publication Expenses	141
Representation Expenses	3,626
Rent/Lease Expenses	29,200
Subscription Expenses	2,332

Total Maintenance and Other Operating Expenses	77,141

Total Current Operating Expenditures	154,397

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,414

DECEMBER 30, 2024	OFFICIAL GAZETTE	307
DEPARTMENT OF TRADE AND INDUSTRY

Total Capital Outlays	3,414

TOTAL NEW APPROPRIATIONS	157,811

D. COOPERATIVE DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	954,424,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	150,525,000	₱	149,861,000	₱	53,674,000	₱	354,060,000
Support to Operations		22,405,000		8,643,000				31,048,000
Operations		311,530,000		252,786,000				564,316,000

COOPERATIVE DEVELOPMENT PROGRAM		218,371,000		174,396,000				392,767,000
COOPERATIVE REGULATION PROGRAM		93,159,000		78,390,000				171,549,000

Total, Regular Programs		484,460,000		411,290,000		53,674,000		949,424,000

B. PROJECT(S)
Locally-Funded Project(s)				5,000,000				5,000,000

Total, Project(s)				5,000,000				5,000,000

TOTAL NEW APPROPRIATIONS	₱	484,460,000	₱	416,290,000	₱	53,674,000	₱	954,424,000

Special Provision(s)

1. Requirements of the Cooperative Development Authority and Reversion of Balances from Revolving Funds. The amounts appropriated herein for the programs, activities and projects of the Cooperative Development Authority (CDA) shall be used exclusively for regulation of cooperatives and provision of technical advisory services. In no case shall said amounts be used for providing credit services in accordance with E.O. No. 138, s. 1999.

Balances of the Cooperative Development Loan Fund, Cooperative Marketing Project Fund, Cooperative Support Fund, and Cooperative Rehabilitation Development Fund, including payments from debtors arising from outstanding loans shall revert to the unappropriated surplus of the General Fund pursuant to Section 45, Chapter 5, Book VI of E.O. No. 292.

2. Reporting and Posting Requirements. The CDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CDA’s website.

The CDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	145,892,000	₱	149,861,000	₱	53,674,000	₱	349,427,000

National Capital Region (NCR)		85,150,000		108,556,000		53,674,000		247,380,000

Central Office		81,329,000		101,284,000		53,674,000		236,287,000
Manila Extension Office		3,821,000		7,272,000				11,093,000
Region I - Ilocos		4,372,000		3,026,000				7,398,000

Dagupan Extension Office		4,372,000		3,026,000				7,398,000
Cordillera Administrative Region (CAR)		4,591,000		2,834,000				7,425,000

Cordillera Extension Office		4,591,000		2,834,000				7,425,000
Region II - Cagayan Valley		4,017,000		2,522,000				6,539,000

Tuguegarao Extension Office		4,017,000		2,522,000				6,539,000
Region III - Central Luzon		5,068,000		2,586,000				7,654,000

Pampanga Extension Office		5,068,000		2,586,000				7,654,000
Region IVA - CALABARZON		4,458,000		3,478,000				7,936,000

Calamba Extension Office		4,458,000		3,478,000				7,936,000
Region IVB - MIMAROPA		3,947,000		2,619,000				6,566,000

MIMAROPA Extension Office		3,947,000		2,619,000				6,566,000
Region V - Bicol		3,167,000		2,302,000				5,469,000

Naga Extension Office		3,167,000		2,302,000				5,469,000
Region VI - Western Visayas		2,826,000		2,358,000				5,184,000

Iloilo Extension Office		2,826,000		2,358,000				5,184,000
Region VII - Central Visayas		2,794,000		2,906,000				5,700,000

Cebu Extension Office		2,794,000		2,906,000				5,700,000
Region VIII - Eastern Visayas		4,730,000		2,811,000				7,541,000

Tacloban Extension Office		4,730,000		2,811,000				7,541,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	309
DEPARTMENT OF TRADE AND INDUSTRY

Region IX - Zamboanga Peninsula	4,041,000	2,528,000		6,569,000

Pagadian Extension Office	4,041,000	2,528,000		6,569,000
Region X - Northern Mindanao	3,592,000	3,031,000		6,623,000

Cagayan de Oro City Extension Office	3,592,000	3,031,000		6,623,000
Region XI - Davao	3,646,000	3,243,000		6,889,000

Davao Extension Office	3,646,000	3,243,000		6,889,000
Region XII - SOCCSKSARGEN	4,582,000	2,519,000		7,101,000

Kidapawan Extension Office	4,582,000	2,519,000		7,101,000
Region XIII - Caraga	4,911,000	2,542,000		7,453,000

Caraga Extension Office	4,911,000	2,542,000		7,453,000
Administration of Personnel Benefits	4,633,000			4,633,000

National Capital Region (NCR)	4,633,000			4,633,000

Central Office	4,633,000			4,633,000

Sub-total, General Administration and Support	150,525,000	149,861,000	53,674,000	354,060,000

Support to Operations
Formulation of Plans and Programs including Monitoring and Evaluation, Maintenance of Management Information System (MIS) and Quality Management System (QMS)	22,405,000	8,643,000	0	31,048,000

National Capital Region (NCR)	7,729,000	5,793,000		13,522,000

Central Office	7,729,000	5,578,000		13,307,000
Manila Extension Office		215,000		215,000
Region I - Ilocos	1,069,000	200,000		1,269,000

Dagupan Extension Office	1,069,000	200,000		1,269,000
Cordillera Administrative Region (CAR)	2,214,000	180,000		2,394,000

Cordillera Extension Office	2,214,000	180,000		2,394,000
Region II - Cagayan Valley	1,069,000	188,000		1,257,000

Tuguegarao Extension Office	1,069,000	188,000		1,257,000
Region III - Central Luzon		197,000		197,000

Pampanga Extension Office		197,000		197,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	1,100,000	195,000	1,295,000

Calamba Extension Office	1,100,000	195,000	1,295,000
Region IVB - MIMAROPA	1,085,000	70,000	1,155,000

MIMAROPA Extension Office	1,085,000	70,000	1,155,000
Region V - Bicol	1,069,000	200,000	1,269,000

Naga Extension Office	1,069,000	200,000	1,269,000
Region VI - Western Visayas	1,069,000	221,000	1,290,000

Iloilo Extension Office	1,069,000	221,000	1,290,000
Region VII - Central Visayas	1,069,000	205,000	1,274,000

Cebu Extension Office	1,069,000	205,000	1,274,000
Region VIII - Eastern Visayas		185,000	185,000

Tacloban Extension Office		185,000	185,000
Region IX - Zamboanga Peninsula	1,085,000	208,000	1,293,000

Pagadian Extension Office	1,085,000	208,000	1,293,000
Region X - Northern Mindanao	1,678,000	210,000	1,888,000

Cagayan de Oro City Extension Office	1,678,000	210,000	1,888,000
Region XI - Davao	1,100,000	150,000	1,250,000

Davao Extension Office	1,100,000	150,000	1,250,000
Region XII - SOCCSKSARGEN	1,069,000	221,000	1,290,000

Kidapawan Extension Office	1,069,000	221,000	1,290,000
Region XIII - Caraga		220,000	220,000

Caraga Extension Office		220,000	220,000

Sub-total, Support to Operations	22,405,000	8,643,000	31,048,000

Operations
COOPERATIVE DEVELOPMENT PROGRAM	218,371,000	174,396,000	392,767,000

Provision of Technical Assistance on Cooperative Development, Research Communication and Advocacy, Standard Setting and Accreditation, Awards and Recognition and Documentation of Best Practices, Capability Building Program for Cooperatives, and Project Development Assistance	218,371,000	174,396,000	392,767,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	311
DEPARTMENT OF TRADE AND INDUSTRY

National Capital Region (NCR)	27,007,000	136,444,000	163,451,000

Central Office	5,959,000	133,947,000	139,906,000
Manila Extension Office	21,048,000	2,497,000	23,545,000
Region I - Ilocos	13,141,000	2,572,000	15,713,000

Dagupan Extension Office	13,141,000	2,572,000	15,713,000
Cordillera Administrative Region (CAR)	8,302,000	2,408,000	10,710,000

Cordillera Extension Office	8,302,000	2,408,000	10,710,000
Region II - Cagayan Valley	11,063,000	2,360,000	13,423,000

Tuguegarao Extension Office	11,063,000	2,360,000	13,423,000
Region III - Central Luzon	19,196,000	2,717,000	21,913,000

Pampanga Extension Office	19,196,000	2,717,000	21,913,000
Region IVA - CALABARZON	20,575,000	2,795,000	23,370,000

Calamba Extension Office	20,575,000	2,795,000	23,370,000
Region IVB - MIMAROPA	7,062,000	2,361,000	9,423,000

MIMAROPA Extension Office	7,062,000	2,361,000	9,423,000
Region V - Bicol	17,723,000	2,445,000	20,168,000

Naga Extension Office	17,723,000	2,445,000	20,168,000
Region VI - Western Visayas	15,431,000	2,694,000	18,125,000

Iloilo Extension Office	15,431,000	2,694,000	18,125,000
Region VII - Central Visayas	12,468,000	2,496,000	14,964,000

Cebu Extension Office	12,468,000	2,496,000	14,964,000
Region VIII - Eastern Visayas	15,480,000	2,654,000	18,134,000

Tacloban Extension Office	15,480,000	2,654,000	18,134,000
Region IX - Zamboanga Peninsula	7,798,000	2,469,000	10,267,000

Pagadian Extension Office	7,798,000	2,469,000	10,267,000
Region X - Northern Mindanao	11,050,000	2,557,000	13,607,000

Cagayan de Oro City Extension Office	11,050,000	2,557,000	13,607,000
Region XI - Davao	12,083,000	2,432,000	14,515,000

Davao Extension Office	12,083,000	2,432,000	14,515,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN	8,310,000	2,525,000	10,835,000

Kidapawan Extension Office	8,310,000	2,525,000	10,835,000
Region XIII - Caraga	11,682,000	2,467,000	14,149,000

Caraga Extension Office	11,682,000	2,467,000	14,149,000
COOPERATIVE REGULATION PROGRAM	93,159,000	78,390,000	171,549,000

Registration of Cooperatives and Amendments	36,414,000	5,322,000	41,736,000

National Capital Region (NCR)	4,131,000	2,330,000	6,461,000

Central Office	2,977,000	2,145,000	5,122,000
Manila Extension Office	1,154,000	185,000	1,339,000
Region I - Ilocos	3,450,000	237,000	3,687,000

Dagupan Extension Office	3,450,000	237,000	3,687,000
Cordillera Administrative Region (CAR)	1,152,000	103,000	1,255,000

Cordillera Extension Office	1,152,000	103,000	1,255,000
Region II - Cagayan Valley	1,146,000	137,000	1,283,000

Tuguegarao Extension Office	1,146,000	137,000	1,283,000
Region III - Central Luzon	1,001,000	309,000	1,310,000

Pampanga Extension Office	1,001,000	309,000	1,310,000
Region IVA - CALABARZON	2,462,000	221,000	2,683,000

Calamba Extension Office	2,462,000	221,000	2,683,000
Region IVB - MIMAROPA		219,000	219,000

MIMAROPA Extension Office		219,000	219,000
Region V - Bicol	1,146,000	155,000	1,301,000

Naga Extension Office	1,146,000	155,000	1,301,000
Region VI - Western Visayas	2,593,000	299,000	2,892,000

Iloilo Extension Office	2,593,000	299,000	2,892,000
Region VII - Central Visayas	3,045,000	141,000	3,186,000

Cebu Extension Office	3,045,000	141,000	3,186,000
Region VIII - Eastern Visayas	4,326,000	261,000	4,587,000

Tacloban Extension Office	4,326,000	261,000	4,587,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	313
DEPARTMENT OF TRADE AND INDUSTRY

Region IX - Zamboanga Peninsula	2,288,000	171,000	2,459,000

Pagadian Extension Office	2,288,000	171,000	2,459,000
Region X - Northern Mindanao	3,636,000	184,000	3,820,000

Cagayan de Oro City Extension Office	3,636,000	184,000	3,820,000
Region XI - Davao	3,597,000	180,000	3,777,000

Davao Extension Office	3,597,000	180,000	3,777,000
Region XII - SOCCSKSARGEN	2,010,000	218,000	2,228,000

Kidapawan Extension Office	2,010,000	218,000	2,228,000
Region XIII - Caraga	431,000	157,000	588,000

Caraga Extension Office	431,000	157,000	588,000
Regulation of Cooperatives, Formulation of Guidelines, Rules and Regulations	37,363,000	55,986,000	93,349,000

National Capital Region (NCR)	17,463,000	15,971,000	33,434,000

Central Office	15,298,000	12,904,000	28,202,000
Manila Extension Office	2,165,000	3,067,000	5,232,000
Region I - Ilocos	720,000	2,625,000	3,345,000

Dagupan Extension Office	720,000	2,625,000	3,345,000
Cordillera Administrative Region (CAR)	2,917,000	2,599,000	5,516,000

Cordillera Extension Office	2,917,000	2,599,000	5,516,000
Region II - Cagayan Valley	2,150,000	2,445,000	4,595,000

Tuguegarao Extension Office	2,150,000	2,445,000	4,595,000
Region III - Central Luzon	1,441,000	2,842,000	4,283,000

Pampanga Extension Office	1,441,000	2,842,000	4,283,000
Region IVA - CALABARZON	714,000	3,134,000	3,848,000

Calamba Extension Office	714,000	3,134,000	3,848,000
Region IVB - MIMAROPA	1,435,000	2,641,000	4,076,000

MIMAROPA Extension Office	1,435,000	2,641,000	4,076,000
Region V - Bicol	720,000	2,537,000	3,257,000

Naga Extension Office	720,000	2,537,000	3,257,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas	2,037,000	2,671,000	4,708,000

Iloilo Extension Office	2,037,000	2,671,000	4,708,000
Region VII - Central Visayas	1,283,000	2,615,000	3,898,000

Cebu Extension Office	1,283,000	2,615,000	3,898,000
Region VIII - Eastern Visayas	2,006,000	2,582,000	4,588,000

Tacloban Extension Office	2,006,000	2,582,000	4,588,000
Region IX - Zamboanga Peninsula		2,654,000	2,654,000

Pagadian Extension Office		2,654,000	2,654,000
Region X - Northern Mindanao	1,307,000	2,906,000	4,213,000

Cagayan de Oro City Extension Office	1,307,000	2,906,000	4,213,000
Region XI - Davao	579,000	2,630,000	3,209,000

Davao Extension Office	579,000	2,630,000	3,209,000
Region XII - SOCCSKSARGEN	720,000	2,555,000	3,275,000

Kidapawan Extension Office	720,000	2,555,000	3,275,000
Region XIII - Caraga	1,871,000	2,579,000	4,450,000

Caraga Extension Office	1,871,000	2,579,000	4,450,000
Investigation, Hearing of Cases and Legal Actions, and Alternative Dispute Resolution	19,382,000	17,082,000	36,464,000

National Capital Region (NCR)	6,805,000	14,910,000	21,715,000

Central Office	5,736,000	14,804,000	20,540,000
Manila Extension Office	1,069,000	106,000	1,175,000
Region I - Ilocos		157,000	157,000

Dagupan Extension Office		157,000	157,000
Cordillera Administrative Region (CAR)	961,000	190,000	1,151,000

Cordillera Extension Office	961,000	190,000	1,151,000
Region II - Cagayan Valley	989,000	83,000	1,072,000

Tuguegarao Extension Office	989,000	83,000	1,072,000
Region III - Central Luzon	961,000	181,000	1,142,000

Pampanga Extension Office	961,000	181,000	1,142,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	315
DEPARTMENT OF TRADE AND INDUSTRY

Region IVA - CALABARZON	989,000	147,000		1,136,000

Calamba Extension Office	989,000	147,000		1,136,000
Region IVB - MIMAROPA	961,000	88,000		1,049,000

MIMAROPA Extension Office	961,000	88,000		1,049,000
Region V - Bicol	961,000	130,000		1,091,000

Naga Extension Office	961,000	130,000		1,091,000
Region VI - Western Visayas		173,000		173,000

Iloilo Extension Office		173,000		173,000
Region VII - Central Visayas	989,000	113,000		1,102,000

Cebu Extension Office	989,000	113,000		1,102,000
Region VIII - Eastern Visayas	961,000	193,000		1,154,000

Tacloban Extension Office	961,000	193,000		1,154,000
Region IX - Zamboanga Peninsula	961,000	145,000		1,106,000

Pagadian Extension Office	961,000	145,000		1,106,000
Region X - Northern Mindanao	961,000	162,000		1,123,000

Cagayan de Oro City Extension Office	961,000	162,000		1,123,000
Region XI - Davao	961,000	60,000		1,021,000

Davao Extension Office	961,000	60,000		1,021,000
Region XII - SOCCSKSARGEN	961,000	196,000		1,157,000

Kidapawan Extension Office	961,000	196,000		1,157,000
Region XIII - Caraga	961,000	154,000		1,115,000

Caraga Extension Office	961,000	154,000		1,115,000

Sub-total, Operations	311,530,000	252,786,000		564,316,000

Total, Regular Programs	484,460,000	411,290,000	53,674,000	949,424,000

PROJECT(S)
Locally-Funded Project(s)
Funding Support for Cooperatives in Valenzuela City		5,000,000		5,000,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Locally-Funded Project(s)				5,000,000				5,000,000

Total, Project(s)				5,000,000				5,000,000

TOTAL NEW APPROPRIATIONS	₱	484,460,000	₱	416,290,000	₱	53,674,000	₱	954,424,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	365,293

Total Permanent Positions	365,293

Other Compensation Common to All
Personnel Economic Relief Allowance	16,968
Representation Allowance	3,612
Transportation Allowance	3,612
Clothing and Uniform Allowance	4,949
Mid-Year Bonus - Civilian	30,446
Year End Bonus	30,446
Cash Gift	3,535
Productivity Enhancement Incentive	3,535
Step Increment	910

Total Other Compensation Common to All	98,013

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	2,145

Total Other Compensation for Specific Groups	2,145

Other Benefits
PAG-IBIG Contributions	1,686
PhilHealth Contributions	8,765
Employees Compensation Insurance Premiums	840
Loyalty Award - Civilian	750
Terminal Leave	4,633

Total Other Benefits	16,674

Non-Permanent Positions	2,335

Total Personnel Services	484,460

DECEMBER 30, 2024	OFFICIAL GAZETTE	317
DEPARTMENT OF TRADE AND INDUSTRY

Maintenance and Other Operating Expenses
Travelling Expenses	87,534
Training and Scholarship Expenses	74,836
Supplies and Materials Expenses	30,548
Utility Expenses	9,925
Communication Expenses	23,519
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,764
Professional Services	10,259
General Services	22,042
Repairs and Maintenance	4,421
Financial Assistance/Subsidy	80,000
Taxes, Insurance Premiums and Other Fees	3,883
Other Maintenance and Operating Expenses
Advertising Expenses	775
Printing and Publication Expenses	1,453
Representation Expenses	25,114
Transportation and Delivery Expenses	130
Rent/Lease Expenses	11,840
Membership Dues and Contributions to Organizations	646
Subscription Expenses	24,519
Other Maintenance and Operating Expenses	2,082

Total Maintenance and Other Operating Expenses	416,290

Total Current Operating Expenditures	900,750

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	33,879
Transportation Equipment Outlay	19,795

Total Capital Outlays	53,674

TOTAL NEW APPROPRIATIONS	954,424

E. DESIGN CENTER OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	172,486,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	14,989,000	₱	54,037,000	₱	8,449,000	₱	77,475,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Operations		41,912,000		53,099,000				95,011,000

DESIGN INNOVATION, PROMOTION AND
INDUSTRY DEVELOPMENT PROGRAM		41,912,000		53,099,000				95,011,000

TOTAL NEW APPROPRIATIONS	₱	56,901,000	₱	107,136,000	₱	8,449,000	₱	172,486,000

Special Provision(s)

1. Design Innovation. As the design innovation arm of the government, the Design Center of the Philippines (DCP) shall conduct continuing research and development on the different design strengths and assets of the Philippines to create innovative and globally competitive Philippine products, while advocating for economic and environmental sustainability. This shall be implemented through: (i) materials research and development; (ii) design research and development; and (iii) product development.

The DCP shall work with relevant stakeholders from both the design and manufacturing industries who have extensive experience in design, materials and market exploration in the optimum development of these materials and utilization of the same into innovative and market competitive products.

2. Reporting and Posting Requirements. The DCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) DCP’s website.

The DCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,989,000	₱	54,037,000	₱	8,449,000	₱	77,475,000

Sub-total, General Administration and Support		14,989,000		54,037,000		8,449,000		77,475,000

Operations
DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM		41,912,000		53,099,000				95,011,000

Planning, Policy Formulation and Review		5,325,000		7,773,000				13,098,000
Design Innovation		22,298,000		16,485,000				38,783,000
Design Promotion and Industry Development		14,289,000		28,841,000				43,130,000

Sub-total, Operations		41,912,000		53,099,000				95,011,000

TOTAL NEW APPROPRIATIONS	₱	56,901,000	₱	107,136,000	₱	8,449,000	₱	172,486,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	319
DEPARTMENT OF TRADE AND INDUSTRY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	43,593

Total Permanent Positions	43,593

Other Compensation Common to All
Personnel Economic Relief Allowance	1,848
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	539
Mid-Year Bonus - Civilian	3,632
Year End Bonus	3,632
Cash Gift	385
Productivity Enhancement Incentive	385
Step Increment	109

Total Other Compensation Common to All	11,574

Other Benefits
PAG-IBIG Contributions	185
PhilHealth Contributions	1,064
Employees Compensation Insurance Premiums	92
Loyalty Award - Civilian	15

Total Other Benefits	1,356

Non-Permanent Positions	378

Total Personnel Services	56,901

Maintenance and Other Operating Expenses
Travelling Expenses	4,800
Training and Scholarship Expenses	5,749
Supplies and Materials Expenses	7,762
Utility Expenses	7,582
Communication Expenses	16,003
Awards/Rewards and Prizes	90
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	23,279
General Services	4,167
Repairs and Maintenance	350
Taxes, Insurance Premiums and Other Fees	344

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Other Maintenance and Operating Expenses
Advertising Expenses	600
Printing and Publication Expenses	800
Representation Expenses	1,287
Transportation and Delivery Expenses	600
Rent/Lease Expenses	8,883
Membership Dues and Contributions to Organizations	6
Subscription Expenses	23,698

Total Maintenance and Other Operating Expenses	107,136

Total Current Operating Expenditures	164,037

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,449

Total Capital Outlays	8,449

TOTAL NEW APPROPRIATIONS	172,486

F. PHILIPPINE TRADE TRAINING CENTER

For general administration and support, and operations, as indicated hereunder	₱	78,818,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	17,153,000	₱	2,848,000	₱	1,800,000	₱	21,801,000
Operations		19,263,000		30,842,000		6,912,000		57,017,000

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM		19,263,000		30,842,000		6,912,000		57,017,000

TOTAL NEW APPROPRIATIONS	₱	36,416,000	₱	33,690,000	₱	8,712,000	₱	78,818,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Trade Training Center (PTTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PTTC’s website.

The PTTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	321
DEPARTMENT OF TRADE AND INDUSTRY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,114,000	₱	2,848,000	₱	1,800,000	₱	20,762,000
Administration of Personnel Benefits		1,039,000						1,039,000

Sub-total, General Administration and Support		17,153,000		2,848,000		1,800,000		21,801,000

Operations
TRADE BUSINESS MANAGEMENT TRAINING PROGRAM		19,263,000		30,842,000		6,912,000		57,017,000

Planning, Policy Formulation and Provision of Trade Related Training Research		6,846,000		9,086,000				15,932,000
Development and Implementation of Training Modules		9,426,000		9,825,000				19,251,000
Management and Maintenance of Facilities for
Training, Exhibitions, Conferences and Other Activities		2,991,000		11,931,000		6,912,000		21,834,000

Sub-total, Operations		19,263,000		30,842,000		6,912,000		57,017,000

TOTAL NEW APPROPRIATIONS	₱	36,416,000	₱	33,690,000	₱	8,712,000	₱	78,818,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,945

Total Permanent Positions	26,945

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	336

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Mid-Year Bonus - Civilian	2,246
Year End Bonus	2,246
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	67

Total Other Compensation Common to All	7,571

Other Benefits
PAG-IBIG Contributions	116
PhilHealth Contributions	647
Employees Compensation Insurance Premiums	58
Loyalty - Award Civilian	40
Terminal Leave	1,039

Total Other Benefits	1,900

Total Personnel Services	36,416

Maintenance and Other Operating Expenses
Travelling Expenses	781
Training and Scholarship Expenses	515
Supplies and Materials Expenses	2,936
Utility Expenses	4,047
Communication Expenses	2,813
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	102
Professional Services	11,936
General Services	6,272
Repairs and Maintenance	748
Taxes, Insurance Premiums and Other Fees	677
Other Maintenance and Operating Expenses
Advertising Expenses	95
Printing and Publication Expenses	523
Representation Expenses	176
Rent/Lease Expenses	57
Membership Dues and Contributions to Organizations	4
Subscription Expenses	1,408
Other Maintenance and Operating Expenses	600

Total Maintenance and Other Operating Expenses	33,690

Total Current Operating Expenditures	70,106

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,912
Transportation Equipment Outlay	1,800

Total Capital Outlays	8,712

TOTAL NEW APPROPRIATIONS	78,818

DECEMBER 30, 2024	OFFICIAL GAZETTE	323
DEPARTMENT OF TRADE AND INDUSTRY

GENERAL SUMMARY

DEPARTMENT OF TRADE AND INDUSTRY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,059,844,000	₱	4,298,928,000	₱	810,899,000	₱	7,169,671,000
B. BOARD OF INVESTMENTS		165,574,000		655,718,000		42,050,000		863,342,000
C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES		77,256,000		77,141,000		3,414,000		157,811,000
D. COOPERATIVE DEVELOPMENT AUTHORITY		484,460,000		416,290,000		53,674,000		954,424,000
E. DESIGN CENTER OF THE PHILIPPINES		56,901,000		107,136,000		8,449,000		172,486,000
F. PHILIPPINE TRADE TRAINING CENTER		36,416,000		33,690,000		8,712,000		78,818,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TRADE AND INDUSTRY	₱	2,880,451,000	₱	5,588,903,000	₱	927,198,000	₱	9,396,552,000

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GENERAL APPROPRIATIONS ACT, FY 2025

XXVI. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted project(s), as indicated hereunder	₱	50,661,403,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,465,742,000	₱	2,073,784,000	₱	7,068,000	₱	1,035,232,000	₱	4,581,826,000
Support to Operations		109,130,000		9,714,000				3,739,665,000		3,858,509,000
Operations		1,320,634,000		2,891,878,000				167,884,000		4,380,396,000

RAIL TRANSPORT PROGRAM		338,567,000		1,074,781,000						1,413,348,000
MOTOR VEHICLE REGULATORY PROGRAM		758,164,000		1,523,009,000						2,281,173,000
LAND PUBLIC TRANSPORTATION PROGRAM		223,903,000		294,088,000				167,884,000		685,875,000

Total, Regular Programs		2,895,506,000		4,975,376,000		7,068,000		4,942,781,000		12,820,731,000

B. PROJECT(S)
Locally-Funded Project(s)				4,145,792,000				13,031,986,000		17,177,778,000
Foreign-Assisted Project(s)				1,325,356,000				19,337,538,000		20,662,894,000

Total, Project(s)				5,471,148,000				32,369,524,000		37,840,672,000

TOTAL NEW APPROPRIATIONS	₱	2,895,506,000	₱	10,446,524,000	₱	7,068,000	₱	37,312,305,000	₱	50,661,403,000

Special Provision(s)

1. Seat Belt Use Promotions and Child Restraint Systems Installation, Use and Maintenance Promotions. In addition to the amounts appropriated for the Land Transportation Office (LTO), Sixty Nine Million Six Hundred Fifty One Thousand Pesos (₱69,651,000) shall be used for the implementation of the provisions of R.A. No. 8750 and R.A. No. 11229, including the necessary promotion campaigns on the use of seat belt devices and the installation, use and maintenance of child restraint systems sourced from fines imposed by LTO against drivers, operators, vehicle owners, manufacturers, assemblers, importers or distributors for violation of the rules and regulations on the use and installation of seat belts in accordance with Section 13 of R.A. No. 8750, and Sections 11 and 14 of R.A. No. 11229.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Servicing of Metro Rail Transit Obligations. The amount needed for the payment of equity rental, maintenance fees and current year’s obligations due to the Metro Rail Transit Corporation (MRTC), as specified in the build-lease-and-transfer agreement between the DOTr and MRTC, shall be charged against the fare box revenue and all non-rail collections or income of the MRT 3.

DECEMBER 30, 2024	OFFICIAL GAZETTE	325
DEPARTMENT OF TRANSPORTATION

3. Engineering and Administrative Overhead Expenses. The DOTr is authorized to deduct engineering and administrative overhead (EAO) expenses for infrastructure projects costing more than Five Million Pesos (₱5,000,000) but not to exceed three percent (3%) of the project cost.

The authorized EAO expenses shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Disbursements or expenditures by the DOTr in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

4. Construction of Various Airports and Navigational Facilities. The amount appropriated herein for the construction of various airports and navigational facilities, and acquisition of navigational equipment shall be recorded in the books of accounts of the DOTr and transferred to the Civil Aviation Authority of the Philippines as equity contribution of the National Government in accordance with Section 14 of R.A. No. 9497.

5. Inventory of Rail System Spare Parts. The DOTr, Philippine National Railways, Light Rail Transit Authority, and all other rail offices and agencies are authorized to maintain and ensure continued availability of adequate spare parts inventory. The purchase of spare parts exceeding the agency’s one-year requirement shall be subject to the approval of the President of the Philippines, upon the joint recommendation of the Chairperson of the COA and the Secretary of the DOTr.

6. Right-of-Way Acquisition. The amount of Two Billion Seven Hundred Eighty Nine Million Six Hundred Sixty Five Thousand Pesos (₱2,789,665,000) appropriated herein shall be used exclusively for Right-of-Way expenses authorized under R.A. No. 10752, relative to the implementation of infrastructure projects of the DOTr.

7. Fuel Subsidy to Transport Sector Affected by Rising Fuel Prices. The amount of Two Billion Five Hundred Million Pesos (₱2,500,000,000) appropriated herein shall be used to provide financial assistance/fuel vouchers to qualified public utility vehicle (PUV), taxi, tricycle, and full-time ride hailing and delivery services drivers nationwide: Provided, That the identification and validation of beneficiaries shall be facilitated by the following: (i) Land Transportation Franchising and Regulatory Board for PUVs, taxis, and full-time ride hailing services; (ii) DILG for tricycles; and (iii) DICT/DTI for delivery services drivers: Provided, further , That no more than one and one half percent (1.5%) of the total amount appropriated herein shall be used for the overhead and administrative costs.

The distribution of the fuel subsidy by the DOTr shall be subject to the guidelines to be issued by the DOTr and DOE.

The grant of the subsidy to the intended beneficiaries shall be subject to the issuance by the DOE of a certification that the actual average price, for one (1) calendar month, of Dubai Crude Oil based on Mean of Platts Singapore per barrel has reached eighty dollars (USD 80).

8. Active Transport Bike Share System and Safe Pathways Program. The amount of Sixty Million Pesos (₱60,000,000) appropriated herein for the active transport program in metropolitan areas, highly urbanized cities, independent component cities and municipalities shall be used to construct, maintain, and improve protected bike lanes and pedestrian walkways, procure bike racks, construct and improve end-of-trip cycling and other support facilities, and upgrade existing pop-up bike lanes to permanent bike lanes in accordance with DOTr D.O. No. 2020-014, DPWH D.O. No. 263, s. 2022, and other applicable guidelines promoting and prioritizing active transportation. This shall include the planting of urban shade trees consistent with environmental laws.

The DOTr, in coordination with the DPWH, shall also establish proper public transport stops for the benefit of commuters, and ensure that all projects pertaining to the construction, preventive maintenance, rehabilitation, reconstruction, upgrading, off-carriageway improvement, widening and/or paving of primary, secondary, tertiary, bypass and diversion roads, and the construction, widening, or replacement of bridges, shall be so designed and implemented so as to allocate, insofar as practicable, at least fifty percent (50%) of the road space for public transport, pedestrians, and bicycles/light mobility devices.

Bike lanes should have smooth pavement, be free of hazards, and with durable physical separation from mixed traffic lanes. Pedestrian walkways and pedestrian crossings shall, by default, be at-grade for the inclusion of persons with disability, senior citizens, pregnant women, children with strollers, tourists with luggage, and parents with children. For commuter safety and comfort, pedestrian and cycling infrastructure shall be protected or grade-separated and include shaded walkways and urban shade trees wherever feasible.

9. Public Transport Modernization Program and its Components. The amount of One Billion Six Hundred Million Pesos (₱1,600,000,000) appropriated herein for the Public Transport Modernization Program (PTMP) shall be used for: (i) the grant of subsidy for the acquisition or rebuilding of modern units of transport service entities who choose to upgrade to a more environmentally friendly and Philippine National Standards (PNS) compliant vehicles with preference for local manufacturers, assemblers, or builders offering units with designs in keeping with the spirit of jeepneys as cultural icons; (ii) the conduct of route rationalization studies and approval of fifty percent (50%) of Local Public Transport Route Plans (LPTRPs) by the end of 2025; (iii) the strengthening of local capacities of Local Government Units (LGUs) for the creation and updating of LPTRPs and the necessary technical staff for the conduct of such activities nationwide; (iv) the provision of incentives to industry partners for the responsible disposal of end-of-life or pollutive Public Utility Jeepneys (PUJs) under the Vehicle Useful Life (VUL) component; (v) the provision of social safety net, training, employment, and other social assistance to drivers, operators, allied workers, and their dependents through the DOTr-TESDA Tsuper Iskolar Program and the DOTr-DOLE EnTSUPERneur Program; (vi) the monitoring and evaluation of the program; (vii) the conduct of communications activities and efforts to catalyze the objectives/goals, benefits, and opportunities provided by the PTMP; and (viii) other support activities for the implementation and institutionalization of the program.

No more than five percent (5%) of the total amount appropriated herein shall be used for the overhead and administrative costs of the PTMP-National Program Management Office (NPMO) under the DOTr and the Program Implementing Units (PIUs) under the LTFRB and Office of Transportation Cooperatives (OTC), in addition to the aforementioned technical staff in Item (iii).

To ensure transparency and accountability in the use of funds, a real-time public dashboard displaying the outputs and outcomes of the use of the PTMP fund shall be made available on the official websites and related social media pages of the PTMP, DOTr, LTFRB, and OTC.

Implementation of this provision shall be subject to the guidelines to be issued by the DOTr and other concerned agencies.

10. Payment of Arrears of the Land Transportation Office for Information Technology Services. The amount of Four Hundred Twenty Eight Million Two Hundred Ninety Three Thousand Pesos (₱428,293,000) appropriated herein under the General Management and Supervision of the LTO-Central Office shall be used exclusively to cover the payment of arrears of LTO IT services (IT fees) actually rendered by Stradcom Corporation.

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11. Socialized and Low-Cost Housing and Ancillary Facilities in the Vicinity of Transit Stations. The DOTr shall work with the Department of Human Settlements and Urban Development (DHSUD) and the National Economic and Development Authority (NEDA) in increasing the scope for socialized and low-cost housing in the vicinity of transit stations and along roads leading to transit stations. Among other things, the DOTr may request NEDA to:

1. Update the definition of project footprints for DOTr transit projects to include the specification of land parcels to be used for the following: (a) resettlement of persons and communities displaced by government possession of project right-of-way; (b) other priority housing programs of the government; (c) facilities ancillary to the usage of the transit stations, like parking plazas and terminals; and (d) other public facilities needed by settlements such as health and education facilities, and police and fire stations; and

2. Specify NG-LGU cost-sharing rules for projects that contribute both to increased transit ridership and urban development around and toward transit stations.

12. Reporting and Posting Requirements. The DOTr shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	DOTr’s website.

The DOTr shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

13. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,356,470,000	₱	2,073,374,000	₱	7,068,000	₱	1,035,232,000	₱	4,472,144,000

National Capital Region (NCR)		619,948,000		1,533,024,000		7,068,000		1,028,032,000		3,188,072,000

Central Office		366,617,000		541,802,000		7,068,000		14,164,000		929,651,000
Central Office (LTFRB)		26,664,000		17,730,000						44,394,000
Central Office (LTO)		110,336,000		882,618,000				1,013,868,000		2,006,822,000
Regional Office - NCR (LTO)		116,331,000		90,874,000						207,205,000
Region I - Ilocos		54,908,000		35,564,000						90,472,000

Regional Office - I (LTO)		54,908,000		35,564,000						90,472,000
Cordillera Administrative Region (CAR)		27,857,000		12,550,000						40,407,000

Regional Office - CAR		27,857,000		12,550,000						40,407,000
Region II - Cagayan Valley		39,165,000		33,238,000						72,403,000

Regional Office - II (LTO)		39,165,000		33,238,000						72,403,000
Region III - Central Luzon		85,914,000		57,910,000						143,824,000

Regional Office - III (LTO)		85,914,000		57,910,000						143,824,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	327
DEPARTMENT OF TRANSPORTATION

Region IVA - CALABARZON	91,226,000	91,000,000		182,226,000

Regional Office - IVA (LTO)	91,226,000	91,000,000		182,226,000
Region IVB - MIMAROPA	32,261,000	23,753,000		56,014,000

Regional Office - IVB (LTO)	32,261,000	23,753,000		56,014,000
Region V - Bicol	47,038,000	35,153,000	7,200,000	89,391,000

Regional Office - V (LTO)	47,038,000	35,153,000	7,200,000	89,391,000
Region VI - Western Visayas	65,996,000	32,003,000		97,999,000

Regional Office - VI (LTO)	65,996,000	32,003,000		97,999,000
Region VII - Central Visayas	50,171,000	49,845,000		100,016,000

Regional Office - VII (LTO)	50,171,000	49,845,000		100,016,000
Region VIII - Eastern Visayas	54,272,000	30,318,000		84,590,000

Regional Office - VIII (LTO)	54,272,000	30,318,000		84,590,000
Region IX - Zamboanga Peninsula	30,018,000	25,163,000		55,181,000

Regional Office - IX (LTO)	30,018,000	25,163,000		55,181,000
Region X - Northern Mindanao	47,169,000	37,522,000		84,691,000

Regional Office - X (LTO)	47,169,000	37,522,000		84,691,000
Region XI - Davao	40,015,000	32,235,000		72,250,000

Regional Office - XI (LTO)	40,015,000	32,235,000		72,250,000
Region XII - SOCCSKSARGEN	39,125,000	28,510,000		67,635,000

Regional Office - XII (LTO)	39,125,000	28,510,000		67,635,000
Region XIII - Caraga	31,387,000	15,586,000		46,973,000

Regional Office - XIII	31,387,000	15,586,000		46,973,000
Operation of the DOTr Action/ Monitoring Center	14,762,000	115,000		14,877,000

National Capital Region (NCR)	14,762,000	115,000		14,877,000

Central Office	14,762,000	115,000		14,877,000
Conduct of Conferences, Seminars and Trainings, Including the Granting of Scholarships	7,371,000	295,000		7,666,000

National Capital Region (NCR)	7,371,000	295,000		7,666,000

Central Office	7,371,000	295,000		7,666,000

328	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Administration of Personnel Benefits	87,139,000				87,139,000

National Capital Region (NCR)	80,955,000				80,955,000

Central Office	4,041,000				4,041,000
Central Office (LTFRB)	13,088,000				13,088,000
Central Office (LTO)	63,826,000				63,826,000
Cordillera Administrative Region (CAR)	1,996,000				1,996,000

Regional Office - CAR	1,996,000				1,996,000
Region XIII - Caraga	4,188,000				4,188,000

Regional Office - XIII	4,188,000				4,188,000

Sub-total, General Administration and Support	1,465,742,000	2,073,784,000	7,068,000	1,035,232,000	4,581,826,000

Support to Operations
Program Planning and Standards Development for Transportation and Communications Services, Including Infrastructure Projects	74,134,000	929,000			75,063,000

National Capital Region (NCR)	74,134,000	929,000			75,063,000

Central Office	74,134,000	929,000			75,063,000
Feasibility Studies including Pre- Feasibility and Development Research Studies/Project Management/ Preliminary Detailed Engineering and Design of Transportation Infrastructure Projects				950,000,000	950,000,000

National Capital Region (NCR)				950,000,000	950,000,000

Central Office				950,000,000	950,000,000
Payment of Right-of-Way				2,789,665,000	2,789,665,000

National Capital Region (NCR)				2,789,665,000	2,789,665,000

Central Office				2,789,665,000	2,789,665,000
Operation of the Philippine Railways Institute		34,996,000	8,785,000		43,781,000

National Capital Region (NCR)		34,996,000	8,785,000		43,781,000

Central Office		34,996,000	8,785,000		43,781,000

Sub-total, Support to Operations		109,130,000	9,714,000	3,739,665,000	3,858,509,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	329
DEPARTMENT OF TRANSPORTATION

Operations
RAIL TRANSPORT PROGRAM	338,567,000	1,074,781,000	1,413,348,000

METRO RAIL TRANSIT (MRT)
SUB-PROGRAM	338,567,000	1,074,781,000	1,413,348,000

Operation and Maintenance of the Metro Rail Transit	338,567,000	1,074,781,000	1,413,348,000

National Capital Region (NCR)	338,567,000	1,074,781,000	1,413,348,000

Central Office	338,567,000	1,074,781,000	1,413,348,000
MOTOR VEHICLE REGULATORY
PROGRAM	758,164,000	1,523,009,000	2,281,173,000

Motor Vehicle Registration System	361,091,000	973,387,000	1,334,478,000

National Capital Region (NCR)	67,732,000	818,186,000	885,918,000

Central Office (LTO)	9,995,000	704,170,000	714,165,000
Regional Office - NCR (LTO)	57,737,000	114,016,000	171,753,000
Region I - Ilocos	16,371,000	12,978,000	29,349,000

Regional Office - I (LTO)	16,371,000	12,978,000	29,349,000
Cordillera Administrative Region (CAR)	30,218,000	15,652,000	45,870,000

Regional Office - CAR	30,218,000	15,652,000	45,870,000
Region II - Cagayan Valley	11,566,000	4,949,000	16,515,000

Regional Office - II (LTO)	11,566,000	4,949,000	16,515,000
Region III - Central Luzon	41,480,000	37,590,000	79,070,000

Regional Office - III (LTO)	41,480,000	37,590,000	79,070,000
Region IVA - CALABARZON	50,256,000	3,500,000	53,756,000

Regional Office - IVA (LTO)	50,256,000	3,500,000	53,756,000
Region IVB - MIMAROPA	10,410,000	4,601,000	15,011,000

Regional Office - IVB (LTO)	10,410,000	4,601,000	15,011,000
Region V - Bicol	15,006,000	3,097,000	18,103,000

Regional Office - V (LTO)	15,006,000	3,097,000	18,103,000
Region VI - Western Visayas	22,254,000	12,447,000	34,701,000

Regional Office - VI (LTO)	22,254,000	12,447,000	34,701,000

330	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	14,437,000	12,059,000	26,496,000

Regional Office - VII (LTO)	14,437,000	12,059,000	26,496,000
Region VIII - Eastern Visayas	7,904,000	6,017,000	13,921,000

Regional Office - VIII (LTO)	7,904,000	6,017,000	13,921,000
Region IX - Zamboanga Peninsula	11,321,000	14,435,000	25,756,000

Regional Office - IX (LTO)	11,321,000	14,435,000	25,756,000
Region X - Northern Mindanao	9,923,000	2,550,000	12,473,000

Regional Office - X (LTO)	9,923,000	2,550,000	12,473,000
Region XI - Davao	11,458,000	11,392,000	22,850,000

Regional Office - XI (LTO)	11,458,000	11,392,000	22,850,000
Region XII - SOCCSKSARGEN	12,777,000	4,030,000	16,807,000

Regional Office - XII (LTO)	12,777,000	4,030,000	16,807,000
Region XIII - Caraga	27,978,000	9,904,000	37,882,000

Regional Office - XIII	27,978,000	9,904,000	37,882,000
Law Enforcement and Adjudication	169,780,000	35,330,000	205,110,000

National Capital Region (NCR)	59,688,000	24,600,000	84,288,000

Central Office (LTO)	45,367,000	24,100,000	69,467,000
Regional Office - NCR (LTO)	14,321,000	500,000	14,821,000
Region I - Ilocos	9,247,000	500,000	9,747,000

Regional Office - I (LTO)	9,247,000	500,000	9,747,000
Region II - Cagayan Valley	8,211,000	500,000	8,711,000

Regional Office - II (LTO)	8,211,000	500,000	8,711,000
Region III - Central Luzon	11,037,000	500,000	11,537,000

Regional Office - III (LTO)	11,037,000	500,000	11,537,000
Region IVA - CALABARZON	8,101,000	500,000	8,601,000

Regional Office - IVA (LTO)	8,101,000	500,000	8,601,000
Region IVB - MIMAROPA	2,912,000	500,000	3,412,000

Regional Office - IVB (LTO)	2,912,000	500,000	3,412,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	331
DEPARTMENT OF TRANSPORTATION

Region V - Bicol	8,550,000	500,000	9,050,000

Regional Office - V (LTO)	8,550,000	500,000	9,050,000
Region VI - Western Visayas	9,920,000	500,000	10,420,000

Regional Office - VI (LTO)	9,920,000	500,000	10,420,000
Region VII - Central Visayas	11,144,000	500,000	11,644,000

Regional Office - VII (LTO)	11,144,000	500,000	11,644,000
Region VIII - Eastern Visayas	5,892,000	500,000	6,392,000

Regional Office - VIII (LTO)	5,892,000	500,000	6,392,000
Region IX - Zamboanga Peninsula	7,793,000	600,000	8,393,000

Regional Office - IX (LTO)	7,793,000	600,000	8,393,000
Region X - Northern Mindanao	10,064,000	550,000	10,614,000

Regional Office - X (LTO)	10,064,000	550,000	10,614,000
Region XI - Davao	9,417,000	1,850,000	11,267,000

Regional Office - XI (LTO)	9,417,000	1,850,000	11,267,000
Region XII - SOCCSKSARGEN	7,235,000	3,230,000	10,465,000

Regional Office - XII (LTO)	7,235,000	3,230,000	10,465,000
Region XIII - Caraga	569,000		569,000

Regional Office - XIII	569,000		569,000
Issuance of Driver’s License and Permits	227,293,000	514,292,000	741,585,000

National Capital Region (NCR)	69,308,000	473,381,000	542,689,000

Central Office (LTO)		428,771,000	428,771,000
Regional Office - NCR (LTO)	69,308,000	44,610,000	113,918,000
Region I - Ilocos	9,991,000	3,958,000	13,949,000

Regional Office - I (LTO)	9,991,000	3,958,000	13,949,000
Region II - Cagayan Valley	7,474,000	2,313,000	9,787,000

Regional Office - II (LTO)	7,474,000	2,313,000	9,787,000
Region III - Central Luzon	24,115,000	6,000,000	30,115,000

Regional Office - III (LTO)	24,115,000	6,000,000	30,115,000

332	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	35,459,000	5,000,000		40,459,000

Regional Office - IVA (LTO)	35,459,000	5,000,000		40,459,000
Region IVB - MIMAROPA	3,450,000	2,146,000		5,596,000

Regional Office - IVB (LTO)	3,450,000	2,146,000		5,596,000
Region V - Bicol	9,310,000	1,250,000		10,560,000

Regional Office - V (LTO)	9,310,000	1,250,000		10,560,000
Region VI - Western Visayas	19,767,000	550,000		20,317,000

Regional Office - VI (LTO)	19,767,000	550,000		20,317,000
Region VII - Central Visayas	9,180,000	2,596,000		11,776,000

Regional Office - VII (LTO)	9,180,000	2,596,000		11,776,000
Region VIII - Eastern Visayas	5,485,000	4,165,000		9,650,000

Regional Office - VIII (LTO)	5,485,000	4,165,000		9,650,000
Region IX - Zamboanga Peninsula	6,604,000	2,802,000		9,406,000

Regional Office - IX (LTO)	6,604,000	2,802,000		9,406,000
Region X - Northern Mindanao	9,345,000	1,378,000		10,723,000

Regional Office - X (LTO)	9,345,000	1,378,000		10,723,000
Region XI - Davao	6,398,000	4,523,000		10,921,000

Regional Office - XI (LTO)	6,398,000	4,523,000		10,921,000
Region XII - SOCCSKSARGEN	8,540,000	4,230,000		12,770,000

Regional Office - XII (LTO)	8,540,000	4,230,000		12,770,000
Region XIII - Caraga	2,867,000			2,867,000

Regional Office - XIII	2,867,000			2,867,000
LAND PUBLIC TRANSPORTATION PROGRAM	223,903,000	294,088,000	167,884,000	685,875,000

Issuance of Certificate of Public Convenience, Granting of Permits and Establishment of Routes	223,903,000	294,088,000	167,884,000	685,875,000

National Capital Region (NCR)	87,960,000	157,766,000	63,700,000	309,426,000

Central Office (LTFRB)	76,336,000	139,748,000	63,700,000	279,784,000
Regional Office - NCR (LTFRB)	11,624,000	18,018,000		29,642,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	333
DEPARTMENT OF TRANSPORTATION

Region I - Ilocos	10,166,000	6,469,000			16,635,000

Regional Office - I (LTFRB)	10,166,000	6,469,000			16,635,000
Region II - Cagayan Valley	9,906,000	7,748,000			17,654,000

Regional Office - II (LTFRB)	9,906,000	7,748,000			17,654,000
Region III - Central Luzon	10,699,000	11,865,000		22,000,000	44,564,000

Regional Office - III (LTFRB)	10,699,000	11,865,000		22,000,000	44,564,000
Region IVA - CALABARZON	10,382,000	12,759,000			23,141,000

Regional Office - IVA (LTFRB)	10,382,000	12,759,000			23,141,000
Region IVB - MIMAROPA	10,124,000	6,322,000		2,734,000	19,180,000

Regional Office - IVB (LTFRB)	10,124,000	6,322,000		2,734,000	19,180,000
Region V - Bicol	11,609,000	9,574,000			21,183,000

Regional Office - V (LTFRB)	11,609,000	9,574,000			21,183,000
Region VI - Western Visayas	11,754,000	9,969,000			21,723,000

Regional Office - VI (LTFRB)	11,754,000	9,969,000			21,723,000
Region VII - Central Visayas	11,976,000	11,064,000			23,040,000

Regional Office - VII (LTFRB)	11,976,000	11,064,000			23,040,000
Region VIII - Eastern Visayas	11,782,000	20,687,000		79,450,000	111,919,000

Regional Office - VIII (LTFRB)	11,782,000	20,687,000		79,450,000	111,919,000
Region IX - Zamboanga Peninsula	9,131,000	9,415,000			18,546,000

Regional Office - IX (LTFRB)	9,131,000	9,415,000			18,546,000
Region X - Northern Mindanao	10,471,000	10,188,000			20,659,000

Regional Office - X (LTFRB)	10,471,000	10,188,000			20,659,000
Region XI - Davao	9,210,000	11,157,000			20,367,000

Regional Office - XI (LTFRB)	9,210,000	11,157,000			20,367,000
Region XII - SOCCSKSARGEN	8,733,000	9,105,000			17,838,000

Regional Office - XII (LTFRB)	8,733,000	9,105,000			17,838,000

Sub-total, Operations	1,320,634,000	2,891,878,000		167,884,000	4,380,396,000

Total, Regular Programs	2,895,506,000	4,975,376,000	7,068,000	4,942,781,000	12,820,731,000

334	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Construction, Rehabilitation and
Improvement of Other Transportation
Infrastructure - Railways	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Aviation	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
Laoag International Airport	750,000,000	750,000,000

National Capital Region (NCR)	750,000,000	750,000,000

Central Office	750,000,000	750,000,000
Virac Airport	280,000,000	280,000,000

National Capital Region (NCR)	280,000,000	280,000,000

Central Office	280,000,000	280,000,000
Tacloban Airport	2,300,000,000	2,300,000,000

National Capital Region (NCR)	2,300,000,000	2,300,000,000

Central Office	2,300,000,000	2,300,000,000
Busuanga Airport	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
Central Mindanao (M’lang) Airport	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Bukidnon Airport	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	335
DEPARTMENT OF TRANSPORTATION

New Zamboanga International Airport	130,000,000	130,000,000

National Capital Region (NCR)	130,000,000	130,000,000

Central Office	130,000,000	130,000,000
New Manila International Airport	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
Candon Airport	250,000,000	250,000,000

National Capital Region (NCR)	250,000,000	250,000,000

Central Office	250,000,000	250,000,000
Camiguin Airport Development Project	180,000,000	180,000,000

National Capital Region (NCR)	180,000,000	180,000,000

Central Office	180,000,000	180,000,000
Construction of Camotes Airport Runway	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
Construction, Rehabilitation and Improvement of Bacon Airport, Sorsogon	360,000,000	360,000,000

National Capital Region (NCR)	360,000,000	360,000,000

Central Office	360,000,000	360,000,000
Airport Development/ Expansion of Pag-Asa Island Airport	1,650,000,000	1,650,000,000

National Capital Region (NCR)	1,650,000,000	1,650,000,000

Central Office	1,650,000,000	1,650,000,000
Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Maritime	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000

336	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Brgy. Mualbual Port Development
Project (Brgy. Mualbual, Zumarraga)	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Pag-Asa Sheltered Port Project	300,000,000	300,000,000

National Capital Region (NCR)	300,000,000	300,000,000

Central Office	300,000,000	300,000,000
Construction of Sheltered Port at
Lawak Island, Municipality of
Kalayaan, Palawan (Phase 2)	1,080,000,000	1,080,000,000

National Capital Region (NCR)	1,080,000,000	1,080,000,000

Central Office	1,080,000,000	1,080,000,000
Construction of Sheltered Port
at the Reclaimed Area, Caticlan,
Malay, Aklan	810,000,000	810,000,000

National Capital Region (NCR)	810,000,000	810,000,000

Central Office	810,000,000	810,000,000
Construction of PCG Academy, Cagraray
Island, Bacacay, Albay Phase 2	750,000,000	750,000,000

National Capital Region (NCR)	750,000,000	750,000,000

Central Office	750,000,000	750,000,000
Purchase of Body Worn Cameras for
Transport Security	450,000,000	450,000,000

National Capital Region (NCR)	450,000,000	450,000,000

Central Office	450,000,000	450,000,000
Development of Legazpi City Cruise
Terminal with Expansion of Lightcraft
Facilities, Package 2	990,000,000	990,000,000

National Capital Region (NCR)	990,000,000	990,000,000

Central Office	990,000,000	990,000,000
Development of Legazpi City Cruise
Terminal with Expansion of Lightcraft
Facilities, Package 3	170,000,000	170,000,000

National Capital Region (NCR)	170,000,000	170,000,000

Central Office	170,000,000	170,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	337
DEPARTMENT OF TRANSPORTATION

Purchase of Passive Body Scanners for
Tranport Security		800,000,000	800,000,000

National Capital Region (NCR)		800,000,000	800,000,000

Central Office		800,000,000	800,000,000
Construction, Rehabilitation and
Improvement of Other Transportation
Infrastructure - Land Public
Transportation		1,000,000	1,000,000

National Capital Region (NCR)		1,000,000	1,000,000

Central Office		1,000,000	1,000,000
EDSA Busway Project	45,792,000	17,986,000	63,778,000

National Capital Region (NCR)	45,792,000	17,986,000	63,778,000

Central Office	45,792,000	17,986,000	63,778,000
Fuel Subsidy to Transport Sector
Affected by Rising Fuel Prices	2,500,000,000		2,500,000,000

National Capital Region (NCR)	2,500,000,000		2,500,000,000

Central Office	2,500,000,000		2,500,000,000
Southwest Integrated Transport System
Project - Annual Grantor’s Payment		100,000,000	100,000,000

National Capital Region (NCR)		100,000,000	100,000,000

Central Office		100,000,000	100,000,000
Active Transport Bike Share System
and Safe Pathways Program		60,000,000	60,000,000

National Capital Region (NCR)		60,000,000	60,000,000

Central Office		60,000,000	60,000,000
Public Transport Modernization
Program (PTMP)	1,600,000,000		1,600,000,000

National Capital Region (NCR)	1,600,000,000		1,600,000,000

Central Office	1,600,000,000		1,600,000,000

Sub-total, Locally-Funded Projects	4,145,792,000	13,031,986,000	17,177,778,000

Foreign-Assisted Project(s)
Infrastructure Preparation and Innovation
Facility (IPIF) - Second Additional
Financing ADB Loan No. 4424-PHI		127,378,000	127,378,000

338	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)		127,378,000	127,378,000

Central Office		127,378,000	127,378,000

GOP Counterpart		127,378,000	127,378,000
Metro Rail Transit (MRT) Line 3 Rehabilitation Project JICA Loan Nos. PH-P269 and PH-P278	1,325,356,000		1,325,356,000

National Capital Region (NCR)	1,325,356,000		1,325,356,000

Central Office	1,325,356,000		1,325,356,000

Loan Proceeds	995,610,000		995,610,000
GOP Counterpart	329,746,000		329,746,000
Metro Manila Subway Project (MMSP) Phase I JICA Loan Nos. PH-P267 and PH-P275		7,861,323,000	7,861,323,000

National Capital Region (NCR)		7,861,323,000	7,861,323,000

Central Office		7,861,323,000	7,861,323,000

Loan Proceeds		4,000,000,000	4,000,000,000
GOP Counterpart		3,861,323,000	3,861,323,000
North-South Commuter Railway (NSCR) System ADB Loan Nos. 3796-PHI and 4188-PHI, and JICA Loan Nos. PH-P262, PH-P270, PH-P277 and PH-P276		9,442,224,000	9,442,224,000

National Capital Region (NCR)		9,442,224,000	9,442,224,000

Central Office		9,442,224,000	9,442,224,000

Loan Proceeds		3,750,000,000	3,750,000,000
GOP Counterpart		5,692,224,000	5,692,224,000
New Dumaguete Airport Development Project (NDADP)		200,000,000	200,000,000

National Capital Region (NCR)		200,000,000	200,000,000

Central Office		200,000,000	200,000,000

GOP Counterpart		200,000,000	200,000,000
New Bohol Airport Construction and Sustainable Environment Protection Project (NBACSEPP)-II JICA Loan No. PH-P268		52,102,000	52,102,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	339
DEPARTMENT OF TRANSPORTATION

National Capital Region (NCR)	52,102,000	52,102,000

Central Office	52,102,000	52,102,000

GOP Counterpart	52,102,000	52,102,000
Maritime Safety Capability Improvement Project (MSCIP) Phase 1 JICA Loan No. PH-P257	202,267,000	202,267,000

National Capital Region (NCR)	202,267,000	202,267,000

Central Office	202,267,000	202,267,000

GOP Counterpart	202,267,000	202,267,000
Cebu Bus Rapid Transit (BRT) Project IBRD Loan No. 8444-PH, CTF Loan No. TF017646-PH and AFD Loan No. CPH 1007 02 R	289,457,000	289,457,000

National Capital Region (NCR)	289,457,000	289,457,000

Central Office	289,457,000	289,457,000

GOP Counterpart	289,457,000	289,457,000
Davao Public Transport Modernization Project (DPTMP) ADB Loan Nos. 4324-PHI, 8450-PHI and 8449-PHI	294,550,000	294,550,000

National Capital Region (NCR)	294,550,000	294,550,000

Central Office	294,550,000	294,550,000

GOP Counterpart	294,550,000	294,550,000
LRT Line 1 Cavite Extension Project	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

GOP Counterpart	100,000,000	100,000,000
MRT Line 4 Project	80,000,000	80,000,000

National Capital Region (NCR)	80,000,000	80,000,000

Central Office	80,000,000	80,000,000

GOP Counterpart	80,000,000	80,000,000
PNR South-Long Haul Project	250,000,000	250,000,000

National Capital Region (NCR)	250,000,000	250,000,000

Central Office	250,000,000	250,000,000

340	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GOP Counterpart								250,000,000		250,000,000
Mindanao Railway Project								200,000,000		200,000,000

National Capital Region (NCR)								200,000,000		200,000,000

Central Office								200,000,000		200,000,000

GOP Counterpart								200,000,000		200,000,000
EDSA Greenways Project								68,237,000		68,237,000

National Capital Region (NCR)								68,237,000		68,237,000

Central Office								68,237,000		68,237,000

GOP Counterpart								68,237,000		68,237,000
New Cebu International Container Port Project								150,000,000		150,000,000

National Capital Region (NCR)								150,000,000		150,000,000

Central Office								150,000,000		150,000,000

GOP Counterpart								150,000,000		150,000,000
Maritime Safety Enhancement Project (MSEP)								20,000,000		20,000,000

National Capital Region (NCR)								20,000,000		20,000,000

Central Office								20,000,000		20,000,000

GOP Counterpart								20,000,000		20,000,000

Sub-total, Foreign-Assisted Projects				1,325,356,000				19,337,538,000		20,662,894,000

Total, Project(s)				5,471,148,000				32,369,524,000		37,840,672,000

TOTAL NEW APPROPRIATIONS	₱	2,895,506,000	₱	10,446,524,000	₱	7,068,000	₱	37,312,305,000	₱	50,661,403,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,811,329

Total Permanent Positions	1,811,329

DECEMBER 30, 2024	OFFICIAL GAZETTE	341
DEPARTMENT OF TRANSPORTATION

Other Compensation Common to All
Personnel Economic Relief Allowance	114,288
Representation Allowance	28,512
Transportation Allowance	28,368
Clothing and Uniform Allowance	33,334
Mid-Year Bonus - Civilian	150,948
Year End Bonus	150,948
Cash Gift	23,810
Productivity Enhancement Incentive	23,810
Step Increment	4,529

Total Other Compensation Common to All	558,547

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,524
Other Personnel Benefits	648

Total Other Compensation for Specific Groups	2,172

Other Benefits
PAG-IBIG Contributions	11,430
PhilHealth Contributions	44,481
Employees Compensation Insurance Premiums	5,711
Loyalty Award - Civilian	525
Terminal Leave	87,139

Total Other Benefits	149,286

Non-Permanent Positions	374,172

Total Personnel Services	2,895,506

Maintenance and Other Operating Expenses
Travelling Expenses	80,124
Training and Scholarship Expenses	57,873
Supplies and Materials Expenses	1,293,930
Utility Expenses	761,686
Communication Expenses	111,178
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,860
Professional Services	228,802
General Services	1,433,292
Repairs and Maintenance	1,718,365
Financial Assistance/Subsidy	2,500,000
Taxes, Insurance Premiums and Other Fees	187,724
Labor and Wages	58,863
Other Maintenance and Operating Expenses
Advertising Expenses	6,658
Printing and Publication Expenses	14,035
Representation Expenses	29,499
Transportation and Delivery Expenses	27,451
Rent/Lease Expenses	85,502

342	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Membership Dues and Contributions to Organizations	6,328
Subscription Expenses	63,766
Other Maintenance and Operating Expenses	1,774,588

Total Maintenance and Other Operating Expenses	10,446,524

Financial Expenses
Bank Charges	7,068

Total Financial Expenses	7,068

Total Current Operating Expenditures	13,349,098

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	34,866,389
Buildings and Other Structures	22,000
Machinery and Equipment Outlay	2,273,876
Transportation Equipment Outlay	124,460
Furniture, Fixtures and Books Outlay	25,580

Total Capital Outlays	37,312,305

TOTAL NEW APPROPRIATIONS	50,661,403

B. CIVIL AERONAUTICS BOARD

For general administration and support, and operations, as indicated hereunder	₱	249,804,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	23,710,000	₱	36,184,000	₱	24,000,000	₱	83,894,000
Operations		134,581,000		31,329,000				165,910,000

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM		37,741,000		482,000				38,223,000
AIR PASSENGER BILL OF RIGHTS PROGRAM		96,840,000		30,847,000				127,687,000

TOTAL NEW APPROPRIATIONS	₱	158,291,000	₱	67,513,000	₱	24,000,000	₱	249,804,000

Special Provision(s)

1. Reporting and Posting Requirements. The Civil Aeronautics Board (CAB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) CAB’s website.

DECEMBER 30, 2024	OFFICIAL GAZETTE	343
DEPARTMENT OF TRANSPORTATION

The CAB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,710,000	₱	36,184,000	₱	24,000,000	₱	83,894,000

Sub-total, General Administration and Support		23,710,000		36,184,000		24,000,000		83,894,000

Operations
AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM		37,741,000		482,000				38,223,000

Air Transport Policy Formulation and Implementation		18,402,000		161,000				18,563,000
Air Transport Regulatory Services		10,663,000		161,000				10,824,000
Other Organizational and System Improvement		8,676,000		160,000				8,836,000
AIR PASSENGER BILL OF RIGHTS PROGRAM		96,840,000		30,847,000				127,687,000

Implementation and Monitoring of APBR pursuant to DOTC-DTI JAO No. 1		96,840,000		30,847,000				127,687,000

Sub-total, Operations		134,581,000		31,329,000				165,910,000

TOTAL NEW APPROPRIATIONS	₱	158,291,000	₱	67,513,000	₱	24,000,000	₱	249,804,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	53,520

Total Permanent Positions	53,520

344	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	2,472
Representation Allowance	624
Transportation Allowance	624
Clothing and Uniform Allowance	721
Mid-Year Bonus - Civilian	4,459
Year End Bonus	4,459
Cash Gift	515
Productivity Enhancement Incentive	515
Step Increment	133

Total Other Compensation Common to All	14,522

Other Benefits
PAG-IBIG Contributions	247
PhilHealth Contributions	1,314
Employees Compensation Insurance Premiums	123

Total Other Benefits	1,684

Non-Permanent Positions	73,125

Military/Uniformed Personnel
Other Compensation for Specific Groups
Flying Pay	15,440

Total Other Compensation for Specific Groups	15,440

Total Personnel Services	158,291

Maintenance and Other Operating Expenses
Travelling Expenses	8,000
Training and Scholarship Expenses	5,000
Supplies and Materials Expenses	12,397
Utility Expenses	2,800
Communication Expenses	8,320
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	15,203
General Services	4,175
Repairs and Maintenance	1,500
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	200
Representation Expenses	5,000
Rent/Lease Expenses	400
Subscription Expenses	182
Other Maintenance and Operating Expenses	4,000

Total Maintenance and Other Operating Expenses	67,513

Total Current Operating Expenditures	225,804

DECEMBER 30, 2024	OFFICIAL GAZETTE	345
DEPARTMENT OF TRANSPORTATION

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,000
Machinery and Equipment Outlay	9,000

Total Capital Outlays	24,000

TOTAL NEW APPROPRIATIONS	249,804

C. MARITIME INDUSTRY AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,313,032,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	84,069,000	₱	126,859,000	₱		₱	210,928,000
Support to Operations		10,593,000		122,293,000		90,525,000		223,411,000
Operations		395,888,000		439,404,000		43,401,000		878,693,000

MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		14,697,000		17,179,000				31,876,000
MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM		381,191,000		422,225,000		43,401,000		846,817,000

TOTAL NEW APPROPRIATIONS	₱	490,550,000	₱	688,556,000	₱	133,926,000	₱	1,313,032,000

Special Provision(s)

1. Tonnage Fees. In addition to the amounts appropriated herein, Twenty Three Million Nine Hundred Ninety Three Thousand Pesos (P23,993,000) shall be used for the promotion and development of the domestic shipping industry, enhancement of maritime safety, and promotion of the ship building and ship repair industry in the country sourced from the annual tonnage fees collected by the Maritime Industry Authority (MARINA) from ship owners or operators in accordance with Section 17, Chapter VII of R.A. No. 9295.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The MARINA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	MARINA’s website.

The MARINA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

346	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	77,145,000	₱	126,859,000	₱		₱	204,004,000

National Capital Region (NCR)		77,145,000		126,859,000				204,004,000

Central Office		77,145,000		126,859,000				204,004,000
Administration of Personnel Benefits		6,924,000						6,924,000

National Capital Region (NCR)		6,924,000						6,924,000

Central Office		6,924,000						6,924,000

Sub-total, General Administration and Support		84,069,000		126,859,000				210,928,000

Support to Operations
Implementation of the Management Information System		10,593,000		122,293,000		90,525,000		223,411,000

National Capital Region (NCR)		10,593,000		122,293,000		90,525,000		223,411,000

Central Office		10,593,000		122,293,000		90,525,000		223,411,000

Sub-total, Support to Operations		10,593,000		122,293,000		90,525,000		223,411,000

Operations
MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		14,697,000		17,179,000				31,876,000

Formulation of Policies, Projects and Programs for the Promotion and Development of the Maritime Industry		14,697,000		17,179,000				31,876,000

National Capital Region (NCR)		14,697,000		17,179,000				31,876,000

Central Office		14,697,000		17,179,000				31,876,000
MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM		381,191,000		422,225,000		43,401,000		846,817,000

Registration and Provision of Authority for Ships and Shipyards; Certification and Documentation for Seafarers; Accreditation of Training Programs, Faculty and Other Maritime Enterprises		362,482,000		417,096,000		43,401,000		822,979,000

National Capital Region (NCR)		207,448,000		266,213,000				473,661,000

Central Office		207,448,000		266,213,000				473,661,000
Region I - Ilocos		8,625,000		8,849,000				17,474,000

Regional Office - I		8,625,000		8,849,000				17,474,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	347
DEPARTMENT OF TRANSPORTATION

Region IVA - CALABARZON		20,605,000		18,838,000		4,400,000		43,843,000

Regional Office - IVA		20,605,000		18,838,000		4,400,000		43,843,000
Region V - Bicol		11,328,000		8,246,000				19,574,000

Regional Office - V		11,328,000		8,246,000				19,574,000
Region VI - Western Visayas		14,733,000		16,555,000				31,288,000

Regional Office - VI		14,733,000		16,555,000				31,288,000
Region VII - Central Visayas		21,356,000		20,586,000				41,942,000

Regional Office - VII		21,356,000		20,586,000				41,942,000
Region VIII - Eastern Visayas		14,998,000		37,409,000		39,001,000		91,408,000

Regional Office - VIII		14,998,000		37,409,000		39,001,000		91,408,000
Region IX - Zamboanga Peninsula		14,965,000		8,661,000				23,626,000

Regional Office - IX		14,965,000		8,661,000				23,626,000
Region X - Northern Mindanao		12,014,000		8,290,000				20,304,000

Regional Office - X		12,014,000		8,290,000				20,304,000
Region XI - Davao		13,808,000		10,862,000				24,670,000

Regional Office - XI		13,808,000		10,862,000				24,670,000
Region XII - SOCCSKSARGEN		11,384,000		6,069,000				17,453,000

Regional Office - XII		11,384,000		6,069,000				17,453,000
Region XIII - Caraga		11,218,000		6,518,000				17,736,000

Regional Office - XIII		11,218,000		6,518,000				17,736,000
Monitoring and Enforcement of Maritime Laws and Regulations		18,709,000		5,129,000				23,838,000

National Capital Region (NCR)		18,709,000		5,129,000				23,838,000

Central Office		18,709,000		5,129,000				23,838,000

Sub-total, Operations		395,888,000		439,404,000		43,401,000		878,693,000

TOTAL NEW APPROPRIATIONS	₱	490,550,000	₱	688,556,000	₱	133,926,000	₱	1,313,032,000

348	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	351,695

Total Permanent Positions	351,695

Other Compensation Common to All
Personnel Economic Relief Allowance	15,912
Representation Allowance	6,192
Transportation Allowance	6,192
Clothing and Uniform Allowance	4,641
Honoraria	21,948
Mid-Year Bonus - Civilian	29,311
Year End Bonus	29,311
Cash Gift	3,315
Productivity Enhancement Incentive	3,315
Step Increment	879

Total Other Compensation Common to All	121,016

Other Benefits
PAG-IBIG Contributions	1,592
PhilHealth Contributions	8,526
Employees Compensation Insurance Premiums	797
Terminal Leave	6,924

Total Other Benefits	17,839

Total Personnel Services	490,550

Maintenance and Other Operating Expenses
Travelling Expenses	89,929
Training and Scholarship Expenses	23,400
Supplies and Materials Expenses	151,176
Utility Expenses	29,568
Communication Expenses	10,099
Awards/Rewards and Prizes	239
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,839
Professional Services	33,079
General Services	32,152
Repairs and Maintenance	56,552
Taxes, Insurance Premiums and Other Fees	8,010
Labor and Wages	85,504
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,236
Representation Expenses	67,784
Transportation and Delivery Expenses	1,379
Rent/Lease Expenses	22,767
Subscription Expenses	57,933
Other Maintenance and Operating Expenses	12,910

Total Maintenance and Other Operating Expenses	688,556

DECEMBER 30, 2024	OFFICIAL GAZETTE	349
DEPARTMENT OF TRANSPORTATION

Total Current Operating Expenditures	1,179,106

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	93,026
Transportation Equipment Outlay	18,900
Furniture, Fixtures and Books Outlay	22,000

Total Capital Outlays	133,926

TOTAL NEW APPROPRIATIONS	1,313,032

D. OFFICE OF TRANSPORTATION COOPERATIVES

For general administration and support, and operations, as indicated hereunder	₱	37,219,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,884,000	₱	5,884,000		₱	18,768,000
Operations		12,546,000		5,905,000			18,451,000

TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM		12,546,000		5,905,000			18,451,000

TOTAL NEW APPROPRIATIONS	₱	25,430,000	₱	11,789,000		₱	37,219,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of Transportation Cooperatives (OTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	OTC’s website.

The OTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,794,000	₱	5,884,000		₱	18,678,000

350	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Administration of Personnel Benefits		90,000				90,000

Sub-total, General Administration and Support		12,884,000		5,884,000		18,768,000

Operations
TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM		12,546,000		5,905,000		18,451,000

Transportation Cooperative Promotion and Accreditation Services		5,605,000		2,345,000		7,950,000
Transportation Cooperative Development Services		6,941,000		3,560,000		10,501,000

Sub-total, Operations		12,546,000		5,905,000		18,451,000

TOTAL NEW APPROPRIATIONS	₱	25,430,000	₱	11,789,000	₱	37,219,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	18,789

Total Permanent Positions	18,789

Other Compensation Common to All
Personnel Economic Relief Allowance	912
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	266
Mid-Year Bonus - Civilian	1,566
Year End Bonus	1,566
Cash Gift	190
Per Diems	306
Productivity Enhancement Incentive	190
Step Increment	47

Total Other Compensation Common to All	5,943

Other Benefits
PAG-IBIG Contributions	91
PhilHealth Contributions	446
Employees Compensation Insurance Premiums	46
Loyalty Award - Civilian	25
Terminal Leave	90

Total Other Benefits	698

Total Personnel Services	25,430

DECEMBER 30, 2024	OFFICIAL GAZETTE	351
DEPARTMENT OF TRANSPORTATION

Maintenance and Other Operating Expenses
Travelling Expenses	1,500
Training and Scholarship Expenses	400
Supplies and Materials Expenses	900
Utility Expenses	700
Communication Expenses	614
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	558
Repairs and Maintenance	422
Taxes, Insurance Premiums and Other Fees	419
Other Maintenance and Operating Expenses
Representation Expenses	312
Rent/Lease Expenses	5,454
Subscription Expenses	400

Total Maintenance and Other Operating Expenses	11,789

Total Current Operating Expenditures	37,219

TOTAL NEW APPROPRIATIONS	37,219

E. OFFICE FOR TRANSPORTATION SECURITY

For general administration and support, and operations, as indicated hereunder	₱	1,668,734,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	43,093,000	₱	452,031,000	₱	90,429,000	₱	585,553,000
Operations		102,559,000		71,782,000		908,840,000		1,083,181,000

TRANSPORTATION SECURITY PROGRAM		102,559,000		71,782,000		908,840,000		1,083,181,000

TOTAL NEW APPROPRIATIONS	₱	145,652,000	₱	523,813,000	₱	999,269,000	₱	1,668,734,000

Special Provision(s)

1. Aviation Security Fees. In addition to the amounts appropriated herein, Three Hundred Sixty Five Million Two Hundred Twenty Two Thousand Pesos (₱365,222,000) shall be used for the operating requirements of the National Civil Aviation Security Committee sourced from the collections of aviation security fees in accordance with L.O.I. No. 414-A dated June 17, 1976, as amended.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The Office for Transportation Security (OTS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	OTS’ website.

The OTS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

352	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,181,000	₱	452,031,000	₱	90,429,000	₱	579,641,000
Administration of Personnel Benefits		5,912,000						5,912,000

Sub-total, General Administration and Support		43,093,000		452,031,000		90,429,000		585,553,000

Operations
TRANSPORTATION SECURITY PROGRAM		102,559,000		71,782,000		908,840,000		1,083,181,000

Assessment of the Risk Vulnerability of Transport Facilities and Infrastructure and Issuance of Threat Advisories		31,246,000		68,311,000		908,840,000		1,008,397,000
Evaluation of Capability of Transport Security Trainors and Personnel and Accreditation of Transport Security Training Institutions for Issuance of Compliance Certificates		12,299,000		331,000				12,630,000
Policy Formulation and Development		6,372,000		831,000				7,203,000
Audit Compliance/Non-Compliance to Security Programs and Plans		35,596,000		1,158,000				36,754,000
Evaluation of Security Plans for Issuance of Compliance Certificates		17,046,000		1,151,000				18,197,000

Sub-total, Operations		102,559,000		71,782,000		908,840,000		1,083,181,000

TOTAL NEW APPROPRIATIONS	₱	145,652,000	₱	523,813,000	₱	999,269,000	₱	1,668,734,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	353
DEPARTMENT OF TRANSPORTATION

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	106,419

Total Permanent Positions	106,419

Other Compensation Common to All
Personnel Economic Relief Allowance	4,536
Representation Allowance	1,746
Transportation Allowance	1,746
Clothing and Uniform Allowance	1,323
Mid-Year Bonus - Civilian	8,868
Year End Bonus	8,868
Cash Gift	945
Productivity Enhancement Incentive	945
Step Increment	266

Total Other Compensation Common to All	29,243

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	537

Total Other Compensation for Specific Groups	537

Other Benefits
PAG-IBIG Contributions	453
PhilHealth Contributions	2,565
Employees Compensation Insurance Premiums	228
Loyalty Award - Civilian	295
Terminal Leave	5,912

Total Other Benefits	9,453

Total Personnel Services	145,652

Maintenance and Other Operating Expenses
Travelling Expenses	26,540
Training and Scholarship Expenses	5,338
Supplies and Materials Expenses	148,875
Utility Expenses	8,210
Communication Expenses	43,883
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	2,290
Extraordinary and Miscellaneous Expenses	894
Professional Services	9,176
General Services	106,977
Repairs and Maintenance	126,480
Taxes, Insurance Premiums and Other Fees	4,371
Other Maintenance and Operating Expenses
Advertising Expenses	539
Printing and Publication Expenses	1,802
Representation Expenses	10,600
Transportation and Delivery Expenses	463
Rent/Lease Expenses	4,356

354	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Membership Dues and Contributions to Organizations	859
Subscription Expenses	16,880
Other Maintenance and Operating Expenses	5,280

Total Maintenance and Other Operating Expenses	523,813

Total Current Operating Expenditures	669,465

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	987,469
Transportation Equipment Outlay	11,800

Total Capital Outlays	999,269

TOTAL NEW APPROPRIATIONS	1,668,734

F. PHILIPPINE COAST GUARD

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	33,251,928,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	9,097,255,000	₱	1,740,373,000	₱		₱	10,837,628,000
Support to Operations		4,379,593,000		122,230,000				4,501,823,000
Operations		9,623,933,000		5,174,316,000		2,520,519,000		17,318,768,000

MARITIME SEARCH AND RESCUE PROGRAM		2,241,845,000		178,674,000		1,650,000,000		4,070,519,000
MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM		4,053,381,000		4,579,490,000		381,814,000		9,014,685,000
MARINE ENVIRONMENTAL PROTECTION PROGRAM		1,825,104,000		99,786,000				1,924,890,000
MARITIME SAFETY PROGRAM		1,503,603,000		316,366,000		488,705,000		2,308,674,000

Total, Regular Programs		23,100,781,000		7,036,919,000		2,520,519,000		32,658,219,000

B. PROJECT(S)
Locally-Funded Project(s)				50,000,000		543,709,000		593,709,000

Total, Project(s)				50,000,000		543,709,000		593,709,000

TOTAL NEW APPROPRIATIONS	₱	23,100,781,000	₱	7,086,919,000	₱	3,064,228,000	₱	33,251,928,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	355
DEPARTMENT OF TRANSPORTATION

Special Provisions

1. Rice Subsidy. The amount of Two Hundred Eighty One Million Nine Hundred Sixty Six Thousand Pesos (₱281,966,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the Philippine Coast Guard (PCG).

2. Quick Response Fund. The amount of Seventy Five Million Pesos (₱75,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the relief, rehabilitation, and search and rescue programs, in order that the situation and living conditions of people living in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as the conduct of training, insurance of assets, and public information and education initiatives, or for any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

3. Reporting and Posting Requirements. The PCG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and
(b)	PCG’s website.

The PCG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	5,376,081,000	₱	1,740,373,000		₱	7,116,454,000

National Capital Region (NCR)		5,376,081,000		1,622,109,000			6,998,190,000

Central Office		5,376,081,000		1,613,805,000			6,989,886,000
Regional Office - NCR				8,304,000			8,304,000
Region I - Ilocos				8,263,000			8,263,000

Region I - Northwestern Luzon				8,263,000			8,263,000
Region II - Cagayan Valley				6,560,000			6,560,000

Region II - Northeastern Luzon				6,560,000			6,560,000
Region IVA - CALABARZON				12,442,000			12,442,000

Region IV-A - Southern Tagalog				12,442,000			12,442,000
Region IVB - MIMAROPA				12,736,000			12,736,000

Region IV-B - Palawan				12,736,000			12,736,000
Region V - Bicol				6,972,000			6,972,000

Region V - Bicol				6,972,000			6,972,000

356	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas		11,458,000	11,458,000

Region VI - Western Visayas		11,458,000	11,458,000
Region VII - Central Visayas		13,914,000	13,914,000

Region VII - Central Visayas		13,914,000	13,914,000
Region VIII - Eastern Visayas		6,924,000	6,924,000

Region VIII - Eastern Visayas		6,924,000	6,924,000
Region IX - Zamboanga Peninsula		9,635,000	9,635,000

Region IX - Southwestern Mindanao		9,635,000	9,635,000
Region X - Northern Mindanao		8,306,000	8,306,000

Region X - Northern Mindanao		8,306,000	8,306,000
Region XI - Davao		8,346,000	8,346,000

Region XI - Southeastern Mindanao		8,346,000	8,346,000
Region XII - SOCCSKSARGEN		4,336,000	4,336,000

Region XII - Southern Mindanao		4,336,000	4,336,000
Region XIII - Caraga		4,305,000	4,305,000

Region XIII - Northeastern Mindanao		4,305,000	4,305,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,067,000	4,067,000

Regional Office - BARMM		4,067,000	4,067,000
Administration of Personnel Benefits	3,721,174,000		3,721,174,000

National Capital Region (NCR)	3,721,174,000		3,721,174,000

Central Office	3,721,174,000		3,721,174,000

Sub-total, General Administration and Support	9,097,255,000	1,740,373,000	10,837,628,000

Support to Operations
Conduct Coast Guard Training Courses	4,379,593,000	122,230,000	4,501,823,000

National Capital Region (NCR)	4,379,593,000	118,288,000	4,497,881,000

Central Office	4,379,593,000	117,420,000	4,497,013,000
Regional Office - NCR		868,000	868,000
Region I - Ilocos		176,000	176,000

Region I - Northwestern Luzon		176,000	176,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	357
DEPARTMENT OF TRANSPORTATION

Region II - Cagayan Valley		366,000		366,000

Region II - Northeastern Luzon		366,000		366,000
Region IVA - CALABARZON		200,000		200,000

Region IV-A - Southern Tagalog		200,000		200,000
Region IVB - MIMAROPA		420,000		420,000

Region IV-B - Palawan		420,000		420,000
Region V - Bicol		300,000		300,000

Region V - Bicol		300,000		300,000
Region VI - Western Visayas		500,000		500,000

Region VI - Western Visayas		500,000		500,000
Region VII - Central Visayas		299,000		299,000

Region VII - Central Visayas		299,000		299,000
Region VIII - Eastern Visayas		200,000		200,000

Region VIII - Eastern Visayas		200,000		200,000
Region IX - Zamboanga Peninsula		322,000		322,000

Region IX - Southwestern Mindanao		322,000		322,000
Region X - Northern Mindanao		300,000		300,000

Region X - Northern Mindanao		300,000		300,000
Region XI - Davao		200,000		200,000

Region XI - Southeastern Mindanao		200,000		200,000
Region XII - SOCCSKSARGEN		200,000		200,000

Region XII - Southern Mindanao		200,000		200,000
Region XIII - Caraga		200,000		200,000

Region XIII - Northeastern Mindanao		200,000		200,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		259,000		259,000

Regional Office - BARMM		259,000		259,000

Sub-total, Support to Operations	4,379,593,000	122,230,000		4,501,823,000

Operations
MARITIME SEARCH AND RESCUE PROGRAM	2,241,845,000	178,674,000	1,650,000,000	4,070,519,000

358	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maritime Search and Rescue Operations	1,120,215,000	138,392,000	1,650,000,000	2,908,607,000

National Capital Region (NCR)	1,120,215,000	134,492,000	1,650,000,000	2,904,707,000

Central Office	1,120,215,000	133,477,000	1,650,000,000	2,903,692,000
Regional Office - NCR		1,015,000		1,015,000
Region I - Ilocos		200,000		200,000

Region I - Northwestern Luzon		200,000		200,000
Region II - Cagayan Valley		200,000		200,000

Region II - Northeastern Luzon		200,000		200,000
Region IVA - CALABARZON		453,000		453,000

Region IV-A - Southern Tagalog		453,000		453,000
Region IVB - MIMAROPA		300,000		300,000

Region IV-B - Palawan		300,000		300,000
Region V - Bicol		200,000		200,000

Region V - Bicol		200,000		200,000
Region VI - Western Visayas		1,092,000		1,092,000

Region VI - Western Visayas		1,092,000		1,092,000
Region VII - Central Visayas		170,000		170,000

Region VII - Central Visayas		170,000		170,000
Region VIII - Eastern Visayas		100,000		100,000

Region VIII - Eastern Visayas		100,000		100,000
Region IX - Zamboanga Peninsula		205,000		205,000

Region IX - Southwestern Mindanao		205,000		205,000
Region X - Northern Mindanao		200,000		200,000

Region X - Northern Mindanao		200,000		200,000
Region XI - Davao		300,000		300,000

Region XI - Southeastern Mindanao		300,000		300,000
Region XII - SOCCSKSARGEN		180,000		180,000

Region XII - Southern Mindanao		180,000		180,000
Region XIII - Caraga		100,000		100,000

Region XIII - Northeastern Mindanao		100,000		100,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	359
DEPARTMENT OF TRANSPORTATION

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		200,000	200,000

Regional Office - BARMM		200,000	200,000
Disaster Response Operations	1,121,630,000	40,282,000	1,161,912,000

National Capital Region (NCR)	1,121,630,000	34,254,000	1,155,884,000

Central Office	1,121,630,000	33,900,000	1,155,530,000
Regional Office - NCR		354,000	354,000
Region I - Ilocos		584,000	584,000

Region I - Northwestern Luzon		584,000	584,000
Region II - Cagayan Valley		329,000	329,000

Region II - Northeastern Luzon		329,000	329,000
Region IVA - CALABARZON		611,000	611,000

Region IV-A - Southern Tagalog		611,000	611,000
Region IVB - MIMAROPA		619,000	619,000

Region IV-B - Palawan		619,000	619,000
Region V - Bicol		436,000	436,000

Region V - Bicol		436,000	436,000
Region VI - Western Visayas		366,000	366,000

Region VI - Western Visayas		366,000	366,000
Region VII - Central Visayas		388,000	388,000

Region VII - Central Visayas		388,000	388,000
Region VIII - Eastern Visayas		285,000	285,000

Region VIII - Eastern Visayas		285,000	285,000
Region IX - Zamboanga Peninsula		447,000	447,000

Region IX - Southwestern Mindanao		447,000	447,000
Region X - Northern Mindanao		456,000	456,000

Region X - Northern Mindanao		456,000	456,000
Region XI - Davao		619,000	619,000

Region XI - Southeastern Mindanao		619,000	619,000

360	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN		388,000		388,000

Region XII - Southern Mindanao		388,000		388,000
Region XIII - Caraga		200,000		200,000

Region XIII - Northeastern Mindanao		200,000		200,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		300,000		300,000

Regional Office - BARMM		300,000		300,000
MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM	4,053,381,000	4,579,490,000	381,814,000	9,014,685,000

Operate the National Coast Watch Center	42,796,000	7,439,000		50,235,000

National Capital Region (NCR)	42,796,000	7,439,000		50,235,000

Central Office	42,796,000	7,439,000		50,235,000
Shore Operations	1,724,042,000	515,201,000		2,239,243,000

National Capital Region (NCR)	1,724,042,000	509,753,000		2,233,795,000

Central Office	1,724,042,000	508,794,000		2,232,836,000
Regional Office - NCR		959,000		959,000
Region I - Ilocos		295,000		295,000

Region I - Northwestern Luzon		295,000		295,000
Region II - Cagayan Valley		432,000		432,000

Region II - Northeastern Luzon		432,000		432,000
Region IVA - CALABARZON		500,000		500,000

Region IV-A - Southern Tagalog		500,000		500,000
Region IVB - MIMAROPA		200,000		200,000

Region IV-B - Palawan		200,000		200,000
Region V - Bicol		598,000		598,000

Region V - Bicol		598,000		598,000
Region VI - Western Visayas		761,000		761,000

Region VI - Western Visayas		761,000		761,000
Region VII - Central Visayas		437,000		437,000

Region VII - Central Visayas		437,000		437,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	361
DEPARTMENT OF TRANSPORTATION

Region VIII - Eastern Visayas		249,000		249,000

Region VIII - Eastern Visayas		249,000		249,000
Region IX - Zamboanga Peninsula		228,000		228,000

Region IX - Southwestern Mindanao		228,000		228,000
Region X - Northern Mindanao		550,000		550,000

Region X - Northern Mindanao		550,000		550,000
Region XI - Davao		541,000		541,000

Region XI - Southeastern Mindanao		541,000		541,000
Region XII - SOCCSKSARGEN		219,000		219,000

Region XII - Southern Mindanao		219,000		219,000
Region XIII - Caraga		219,000		219,000

Region XIII - Northeastern Mindanao		219,000		219,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		219,000		219,000

Regional Office - BARMM		219,000		219,000
Sea Based Operations	2,286,543,000	4,056,850,000	381,814,000	6,725,207,000

National Capital Region (NCR)	2,286,543,000	4,050,711,000	381,814,000	6,719,068,000

Central Office	2,286,543,000	4,050,078,000	381,814,000	6,718,435,000
Regional Office - NCR		633,000		633,000
Region I - Ilocos		244,000		244,000

Region I - Northwestern Luzon		244,000		244,000
Region II - Cagayan Valley		361,000		361,000

Region II - Northeastern Luzon		361,000		361,000
Region IVA - CALABARZON		450,000		450,000

Region IV-A - Southern Tagalog		450,000		450,000
Region IVB - MIMAROPA		700,000		700,000

Region IV-B - Palawan		700,000		700,000
Region V - Bicol		1,376,000		1,376,000

Region V - Bicol		1,376,000		1,376,000

362	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas		572,000	572,000

Region VI - Western Visayas		572,000	572,000
Region VII - Central Visayas		500,000	500,000

Region VII - Central Visayas		500,000	500,000
Region VIII - Eastern Visayas		337,000	337,000

Region VIII - Eastern Visayas		337,000	337,000
Region IX - Zamboanga Peninsula		492,000	492,000

Region IX - Southwestern Mindanao		492,000	492,000
Region X - Northern Mindanao		200,000	200,000

Region X - Northern Mindanao		200,000	200,000
Region XI - Davao		300,000	300,000

Region XI - Southeastern Mindanao		300,000	300,000
Region XII - SOCCSKSARGEN		157,000	157,000

Region XII - Southern Mindanao		157,000	157,000
Region XIII - Caraga		157,000	157,000

Region XIII - Northeastern Mindanao		157,000	157,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		293,000	293,000

Regional Office - BARMM		293,000	293,000
MARINE ENVIRONMENTAL PROTECTION PROGRAM	1,825,104,000	99,786,000	1,924,890,000

Site Inspections	538,096,000	26,214,000	564,310,000

National Capital Region (NCR)	538,096,000	23,152,000	561,248,000

Central Office	538,096,000	22,891,000	560,987,000
Regional Office - NCR		261,000	261,000
Region I - Ilocos		425,000	425,000

Region I - Northwestern Luzon		425,000	425,000
Region II - Cagayan Valley		200,000	200,000

Region II - Northeastern Luzon		200,000	200,000
Region IVA - CALABARZON		261,000	261,000

Region IV-A - Southern Tagalog		261,000	261,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	363
DEPARTMENT OF TRANSPORTATION

Region IVB - MIMAROPA		100,000	100,000

Region IV-B - Palawan		100,000	100,000
Region V - Bicol		177,000	177,000

Region V - Bicol		177,000	177,000
Region VI - Western Visayas		150,000	150,000

Region VI - Western Visayas		150,000	150,000
Region VII - Central Visayas		300,000	300,000

Region VII - Central Visayas		300,000	300,000
Region VIII - Eastern Visayas		200,000	200,000

Region VIII - Eastern Visayas		200,000	200,000
Region IX - Zamboanga Peninsula		166,000	166,000

Region IX - Southwestern Mindanao		166,000	166,000
Region X - Northern Mindanao		150,000	150,000

Region X - Northern Mindanao		150,000	150,000
Region XI - Davao		283,000	283,000

Region XI - Southeastern Mindanao		283,000	283,000
Region XII - SOCCSKSARGEN		150,000	150,000

Region XII - Southern Mindanao		150,000	150,000
Region XIII - Caraga		250,000	250,000

Region XIII - Northeastern Mindanao		250,000	250,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		250,000	250,000

Regional Office - BARMM		250,000	250,000
Site Recovery Activities	570,199,000	29,793,000	599,992,000

National Capital Region (NCR)	570,199,000	26,140,000	596,339,000

Central Office	570,199,000	24,978,000	595,177,000
Regional Office - NCR		1,162,000	1,162,000
Region I - Ilocos		81,000	81,000

Region I - Northwestern Luzon		81,000	81,000

364	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley		340,000	340,000

Region II - Northeastern Luzon		340,000	340,000
Region IVA - CALABARZON		682,000	682,000

Region IV-A - Southern Tagalog		682,000	682,000
Region IVB - MIMAROPA		260,000	260,000

Region IV-B - Palawan		260,000	260,000
Region V - Bicol		222,000	222,000

Region V - Bicol		222,000	222,000
Region VI - Western Visayas		600,000	600,000

Region VI - Western Visayas		600,000	600,000
Region VII - Central Visayas		196,000	196,000

Region VII - Central Visayas		196,000	196,000
Region VIII - Eastern Visayas		200,000	200,000

Region VIII - Eastern Visayas		200,000	200,000
Region IX - Zamboanga Peninsula		100,000	100,000

Region IX - Southwestern Mindanao		100,000	100,000
Region X - Northern Mindanao		200,000	200,000

Region X - Northern Mindanao		200,000	200,000
Region XI - Davao		82,000	82,000

Region XI - Southeastern Mindanao		82,000	82,000
Region XII - SOCCSKSARGEN		200,000	200,000

Region XII - Southern Mindanao		200,000	200,000
Region XIII - Caraga		226,000	226,000

Region XIII - Northeastern Mindanao		226,000	226,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		264,000	264,000

Regional Office - BARMM		264,000	264,000
Enforce Laws, Rules and Regulations for the Protection of Marine Environment	716,809,000	43,779,000	760,588,000

National Capital Region (NCR)	716,809,000	40,993,000	757,802,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	365
DEPARTMENT OF TRANSPORTATION

Central Office	716,809,000	40,715,000	757,524,000
Regional Office - NCR		278,000	278,000
Region I - Ilocos		198,000	198,000

Region I - Northwestern Luzon		198,000	198,000
Region II - Cagayan Valley		191,000	191,000

Region II - Northeastern Luzon		191,000	191,000
Region IVA - CALABARZON		278,000	278,000

Region IV-A - Southern Tagalog		278,000	278,000
Region IVB - MIMAROPA		191,000	191,000

Region IV-B - Palawan		191,000	191,000
Region V - Bicol		230,000	230,000

Region V - Bicol		230,000	230,000
Region VI - Western Visayas		200,000	200,000

Region VI - Western Visayas		200,000	200,000
Region VII - Central Visayas		181,000	181,000

Region VII - Central Visayas		181,000	181,000
Region VIII - Eastern Visayas		325,000	325,000

Region VIII - Eastern Visayas		325,000	325,000
Region IX - Zamboanga Peninsula		175,000	175,000

Region IX - Southwestern Mindanao		175,000	175,000
Region X - Northern Mindanao		155,000	155,000

Region X - Northern Mindanao		155,000	155,000
Region XI - Davao		112,000	112,000

Region XI - Southeastern Mindanao		112,000	112,000
Region XII - SOCCSKSARGEN		175,000	175,000

Region XII - Southern Mindanao		175,000	175,000
Region XIII - Caraga		175,000	175,000

Region XIII - Northeastern Mindanao		175,000	175,000

366	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		200,000		200,000

Regional Office - BARMM		200,000		200,000
MARITIME SAFETY PROGRAM	1,503,603,000	316,366,000	488,705,000	2,308,674,000

Salvage Operations	350,754,000	49,450,000		400,204,000

National Capital Region (NCR)	350,754,000	46,322,000		397,076,000

Central Office	350,754,000	45,905,000		396,659,000
Regional Office - NCR		417,000		417,000
Region I - Ilocos		138,000		138,000

Region I - Northwestern Luzon		138,000		138,000
Region II - Cagayan Valley		159,000		159,000

Region II - Northeastern Luzon		159,000		159,000
Region IVA - CALABARZON		100,000		100,000

Region IV-A - Southern Tagalog		100,000		100,000
Region IVB - MIMAROPA		183,000		183,000

Region IV-B - Palawan		183,000		183,000
Region V - Bicol		439,000		439,000

Region V - Bicol		439,000		439,000
Region VI - Western Visayas		212,000		212,000

Region VI - Western Visayas		212,000		212,000
Region VII - Central Visayas		200,000		200,000

Region VII - Central Visayas		200,000		200,000
Region VIII - Eastern Visayas		235,000		235,000

Region VIII - Eastern Visayas		235,000		235,000
Region IX - Zamboanga Peninsula		394,000		394,000

Region IX - Southwestern Mindanao		394,000		394,000
Region X - Northern Mindanao		300,000		300,000

Region X - Northern Mindanao		300,000		300,000
Region XI - Davao		244,000		244,000

Region XI - Southeastern Mindanao		244,000		244,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	367
DEPARTMENT OF TRANSPORTATION

Region XII - SOCCSKSARGEN		150,000		150,000

Region XII - Southern Mindanao		150,000		150,000
Region XIII - Caraga		150,000		150,000

Region XIII - Northeastern Mindanao		150,000		150,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		224,000		224,000

Regional Office - BARMM		224,000		224,000
Provision of Aids to Navigation, Vessel Traffic System and Maritime Communications	473,210,000	49,738,000	488,705,000	1,011,653,000

National Capital Region (NCR)	473,210,000	43,205,000	488,705,000	1,005,120,000

Central Office	473,210,000	42,280,000	488,705,000	1,004,195,000
Regional Office - NCR		925,000		925,000
Region I - Ilocos		415,000		415,000

Region I - Northwestern Luzon		415,000		415,000
Region II - Cagayan Valley		355,000		355,000

Region II - Northeastern Luzon		355,000		355,000
Region IVA - CALABARZON		730,000		730,000

Region IV-A - Southern Tagalog		730,000		730,000
Region IVB - MIMAROPA		780,000		780,000

Region IV-B - Palawan		780,000		780,000
Region V - Bicol		358,000		358,000

Region V - Bicol		358,000		358,000
Region VI - Western Visayas		320,000		320,000

Region VI - Western Visayas		320,000		320,000
Region VII - Central Visayas		530,000		530,000

Region VII - Central Visayas		530,000		530,000
Region VIII - Eastern Visayas		485,000		485,000

Region VIII - Eastern Visayas		485,000		485,000
Region IX - Zamboanga Peninsula		581,000		581,000

Region IX - Southwestern Mindanao		581,000		581,000

368	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao		383,000	383,000

Region X - Northern Mindanao		383,000	383,000
Region XI - Davao		321,000	321,000

Region XI - Southeastern Mindanao		321,000	321,000
Region XII - SOCCSKSARGEN		469,000	469,000

Region XII - Southern Mindanao		469,000	469,000
Region XIII - Caraga		428,000	428,000

Region XIII - Northeastern Mindanao		428,000	428,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		378,000	378,000

Regional Office - BARMM		378,000	378,000
Enforce Flag and Port State Control Inspections	369,347,000	191,085,000	560,432,000

National Capital Region (NCR)	369,347,000	183,844,000	553,191,000

Central Office	369,347,000	181,721,000	551,068,000
Regional Office - NCR		2,123,000	2,123,000
Region I - Ilocos		900,000	900,000

Region I - Northwestern Luzon		900,000	900,000
Region II - Cagayan Valley		382,000	382,000

Region II - Northeastern Luzon		382,000	382,000
Region IVA - CALABARZON		594,000	594,000

Region IV-A - Southern Tagalog		594,000	594,000
Region IVB - MIMAROPA		861,000	861,000

Region IV-B - Palawan		861,000	861,000
Region V - Bicol		568,000	568,000

Region V - Bicol		568,000	568,000
Region VI - Western Visayas		1,051,000	1,051,000

Region VI - Western Visayas		1,051,000	1,051,000
Region VII - Central Visayas		254,000	254,000

Region VII - Central Visayas		254,000	254,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	369
DEPARTMENT OF TRANSPORTATION

Region VIII - Eastern Visayas		300,000	300,000

Region VIII - Eastern Visayas		300,000	300,000
Region IX - Zamboanga Peninsula		520,000	520,000

Region IX - Southwestern Mindanao		520,000	520,000
Region X - Northern Mindanao		550,000	550,000

Region X - Northern Mindanao		550,000	550,000
Region XI - Davao		475,000	475,000

Region XI - Southeastern Mindanao		475,000	475,000
Region XII - SOCCSKSARGEN		176,000	176,000

Region XII - Southern Mindanao		176,000	176,000
Region XIII - Caraga		430,000	430,000

Region XIII - Northeastern Mindanao		430,000	430,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		180,000	180,000

Regional Office - BARMM		180,000	180,000
Enforce Salvage Regulations	310,292,000	26,093,000	336,385,000

National Capital Region (NCR)	310,292,000	23,717,000	334,009,000

Central Office	310,292,000	23,517,000	333,809,000
Regional Office - NCR		200,000	200,000
Region I - Ilocos		81,000	81,000

Region I - Northwestern Luzon		81,000	81,000
Region II - Cagayan Valley		125,000	125,000

Region II - Northeastern Luzon		125,000	125,000
Region IVA - CALABARZON		199,000	199,000

Region IV-A - Southern Tagalog		199,000	199,000
Region IVB - MIMAROPA		150,000	150,000

Region IV-B - Palawan		150,000	150,000
Region V - Bicol		124,000	124,000

Region V - Bicol		124,000	124,000

370	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas		218,000		218,000

Region VI - Western Visayas		218,000		218,000
Region VII - Central Visayas		131,000		131,000

Region VII - Central Visayas		131,000		131,000
Region VIII - Eastern Visayas		160,000		160,000

Region VIII - Eastern Visayas		160,000		160,000
Region IX - Zamboanga Peninsula		235,000		235,000

Region IX - Southwestern Mindanao		235,000		235,000
Region X - Northern Mindanao		250,000		250,000

Region X - Northern Mindanao		250,000		250,000
Region XI - Davao		177,000		177,000

Region XI - Southeastern Mindanao		177,000		177,000
Region XII - SOCCSKSARGEN		200,000		200,000

Region XII - Southern Mindanao		200,000		200,000
Region XIII - Caraga		160,000		160,000

Region XIII - Northeastern Mindanao		160,000		160,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		166,000		166,000

Regional Office - BARMM		166,000		166,000

Sub-total, Operations	9,623,933,000	5,174,316,000	2,520,519,000	17,318,768,000

Total, Regular Programs	23,100,781,000	7,036,919,000	2,520,519,000	32,658,219,000

PROJECT(S)
Locally-Funded Project(s)
Construction of Coast Guard First
Responder and Nursing Service
Facility			90,009,000	90,009,000

National Capital Region (NCR)			90,009,000	90,009,000

Central Office			90,009,000	90,009,000
Construction of Three-Storey Building at Coast Guard Station Guimaras			43,000,000	43,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	371
DEPARTMENT OF TRANSPORTATION

National Capital Region (NCR)						43,000,000		43,000,000

Central Office						43,000,000		43,000,000
Philippine Coast Guard
General Hospital						385,700,000		385,700,000

National Capital Region (NCR)						385,700,000		385,700,000

Central Office						385,700,000		385,700,000
Quick Response Fund				50,000,000		25,000,000		75,000,000

National Capital Region (NCR)				50,000,000		25,000,000		75,000,000

Central Office				50,000,000		25,000,000		75,000,000

Sub-total, Locally-Funded Projects				50,000,000		543,709,000		593,709,000

Total, Project(s)				50,000,000		543,709,000		593,709,000

TOTAL NEW APPROPRIATIONS	₱	23,100,781,000	₱	7,086,919,000	₱	3,064,228,000	₱	33,251,928,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	99,545

Total Permanent Positions	99,545

Other Compensation Common to All
Personnel Economic Relief Allowance	9,312
Clothing and Uniform Allowance	2,716
Mid-Year Bonus - Civilian	8,295
Year End Bonus	8,295
Cash Gift	1,940
Productivity Enhancement Incentive	1,940
Step Increment	249

Total Other Compensation Common to All	32,747

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	19,741

Total Other Compensation for Specific Groups	19,741

372	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	931
PhilHealth Contributions	2,489
Employees Compensation Insurance Premiums	466
Terminal Leave	3,841

Total Other Benefits	7,727

Non-Permanent Positions	2,192

Total Civilian Personnel	161,952

Military/Uniformed Personnel
Basic Pay
Base Pay	11,357,296
Creation of New Positions	599,912

Total Basic Pay	11,957,208

Other Compensation Common to All
Personnel Economic Relief Allowance	730,320
Clothing/Uniform Allowance	160,849
Subsistence Allowance	1,666,044
Laundry Allowance	12,171
Quarters Allowance	159,703
Longevity Pay	1,534,970
Mid-Year Bonus - Military/Uniformed Personnel	946,444
Year-end Bonus	946,444
Cash Gift	152,150
Productivity Enhancement Incentive	152,150

Total Other Compensation Common to All	6,461,245

Other Compensation for Specific Groups
High Risk Duty Pay	5,342
Hazardous Duty Pay	389,073
Flying Pay	39,556
Overseas Allowance	15,150
Sea Duty Pay	273,063
Hazard Duty Pay	197,187
Instructor’s Duty Pay	87,954
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	2,863,472

Total Other Compensation for Specific Groups	3,870,797

Other Benefits
Special Group Term Insurance	2,190
PAG-IBIG Contributions	73,032
PhilHealth Contributions	283,898

DECEMBER 30, 2024	OFFICIAL GAZETTE	373
DEPARTMENT OF TRANSPORTATION

Employees Compensation Insurance Premiums	36,510
Retirement Gratuity	105,500
Terminal Leave	148,449

Total Other Benefits	649,579

Total Military/Uniformed Personnel	22,938,829

Total Personnel Services	23,100,781

Maintenance and Other Operating Expenses
Travelling Expenses	41,488
Training and Scholarship Expenses	46,960
Supplies and Materials Expenses	3,522,392
Utility Expenses	197,259
Communication Expenses	37,052
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	400,000
Professional Services	22,185
General Services	7
Repairs and Maintenance	2,001,063
Financial Assistance/Subsidy	281,966
Taxes, Insurance Premiums and Other Fees	142,300
Other Maintenance and Operating Expenses
Advertising Expenses	434
Printing and Publication Expenses	4,406
Representation Expenses	171,894
Transportation and Delivery Expenses	19
Rent/Lease Expenses	100,111
Subscription Expenses	4,879
Other Maintenance and Operating Expenses	112,504

Total Maintenance and Other Operating Expenses	7,086,919

Total Current Operating Expenditures	30,187,700

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	518,709
Machinery and Equipment Outlay	560,519
Transportation Equipment Outlay	1,985,000

Total Capital Outlays	3,064,228

TOTAL NEW APPROPRIATIONS	33,251,928

G. TOLL REGULATORY BOARD

For general administration and support, and operations, as indicated hereunder	₱	62,406,000

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GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	11,080,000	₱	20,974,000	₱	5,395,000	₱	37,449,000
Operations		10,182,000		12,125,000		2,650,000		24,957,000

TOLLWAY REGULATORY PROGRAM		10,182,000		12,125,000		2,650,000		24,957,000

TOTAL NEW APPROPRIATIONS	₱	21,262,000	₱	33,099,000	₱	8,045,000	₱	62,406,000

Special Provision(s)

1. Reporting and Posting Requirements. The Toll Regulatory Board (TRB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	TRB’s website.

The TRB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,997,000	₱	20,974,000	₱	5,395,000	₱	35,366,000
Administration of Personnel Benefits		2,083,000						2,083,000

Sub-total, General Administration and Support		11,080,000		20,974,000		5,395,000		37,449,000

Operations
TOLLWAY REGULATORY PROGRAM		10,182,000		12,125,000		2,650,000		24,957,000

Evaluation and Granting of Tollway Franchise and/or Tollway Operation Permits/Certificates		1,469,000		2,171,000				3,640,000
Regulation and Examination of Tollway Operations and Maintenance		4,658,000		3,942,000		2,650,000		11,250,000
Regulation and Construction Supervision of Tollways, Toll Facilities and BOT Projects		3,312,000		4,565,000				7,877,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	375
DEPARTMENT OF TRANSPORTATION

Toll Rate Setting and Adjustment		743,000		1,447,000				2,190,000

Sub-total, Operations		10,182,000		12,125,000		2,650,000		24,957,000

TOTAL NEW APPROPRIATIONS	₱	21,262,000	₱	33,099,000	₱	8,045,000	₱	62,406,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	14,589

Total Permanent Positions	14,589

Other Compensation Common to All
Personnel Economic Relief Allowance	648
Representation Allowance	258
Transportation Allowance	258
Clothing and Uniform Allowance	189
Mid-Year Bonus - Civilian	1,216
Year End Bonus	1,216
Cash Gift	135
Productivity Enhancement Incentive	135
Step Increment	37

Total Other Compensation Common to All	4,092

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	356
Employees Compensation Insurance Premiums	33
Loyalty Award - Civilian	45
Terminal Leave	2,083

Total Other Benefits	2,581

Total Personnel Services	21,262

Maintenance and Other Operating Expenses
Travelling Expenses	892
Training and Scholarship Expenses	600
Supplies and Materials Expenses	1,883
Utility Expenses	3,512
Communication Expenses	379
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	5,872
General Services	1,993

376	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Repairs and Maintenance	820
Taxes, Insurance Premiums and Other Fees	528
Other Maintenance and Operating Expenses
Representation Expenses	500
Rent/Lease Expenses	15,744
Subscription Expenses	240

Total Maintenance and Other Operating Expenses	33,099

Total Current Operating Expenditures	54,361

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,745
Transportation Equipment Outlay	5,300

Total Capital Outlays	8,045

TOTAL NEW APPROPRIATIONS	62,406

DECEMBER 30, 2024	OFFICIAL GAZETTE	377
DEPARTMENT OF TRANSPORTATION

GENERAL SUMMARY

DEPARTMENT OF TRANSPORTATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,895,506,000	₱	10,446,524,000	₱	7,068,000	₱	37,312,305,000	₱	50,661,403,000
B. CIVIL AERONAUTICS BOARD		158,291,000		67,513,000				24,000,000		249,804,000
C. MARITIME INDUSTRY AUTHORITY		490,550,000		688,556,000				133,926,000		1,313,032,000
D. OFFICE OF TRANSPORTATION COOPERATIVES		25,430,000		11,789,000						37,219,000
E. OFFICE FOR TRANSPORTATION SECURITY		145,652,000		523,813,000				999,269,000		1,668,734,000
F. PHILIPPINE COAST GUARD		23,100,781,000		7,086,919,000				3,064,228,000		33,251,928,000
G. TOLL REGULATORY BOARD		21,262,000		33,099,000				8,045,000		62,406,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TRANSPORTATION	₱	26,837,472,000	₱	18,858,213,000	₱	7,068,000	₱	41,541,773,000	₱	87,244,526,000

378	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXVII. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder .	₱	2,794,958,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	335,383,000	₱	512,488,000	₱	748,132,000	₱	1,596,003,000
Support to Operations		72,296,000		14,955,000				87,251,000
Operations		599,755,000		321,426,000				921,181,000

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM		315,334,000		238,116,000				553,450,000
NATIONAL INVESTMENT PROGRAMMING PROGRAM		149,530,000		9,245,000				158,775,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM		134,891,000		74,065,000				208,956,000

Total, Regular Programs		1,007,434,000		848,869,000		748,132,000		2,604,435,000

B. PROJECT(S)
Locally-Funded Project(s)				190,337,000		186,000		190,523,000

Total, Project(s)				190,337,000		186,000		190,523,000

TOTAL NEW APPROPRIATIONS	₱	1,007,434,000	₱	1,039,206,000	₱	748,318,000	₱	2,794,958,000

Special Provision(s)

1. Public-Private Partnership Projects and Official Development Assistance. The NEDA shall evaluate public-private partnership projects and official development assistance loan-funded projects to determine their technical, financial, economic and social viability.

2. Appropriations for Regional Development Councils. The amount appropriated herein for the Regional Development Councils (RDCs) shall be allocated among, and released directly to, the fifteen (15) RDCs to be used for their operations, including the monitoring of development projects undertaken by agencies and special development authorities in their respective regions.

3. Public Investment Program. The NEDA shall submit a copy of the Public Investment Program and its updates, to the House Committee on Appropriations, Senate Committee on Finance, and Committees on Economic Affairs of both Houses of Congress.

4. Gross National Happiness. The NEDA shall ensure that the implementation of projects and activities authorized under this Act should contribute towards the improvement of the level of happiness in the country as measured through the four pillars of the Bhutanese concept of gross national happiness - good governance, sustainable socio-economic development, preservation and promotion of culture, and environmental conservation.

5. Grants for Innovation Programs, Activities, and Projects. Of the amount appropriated herein for the Establishment of Innovation Fund, One Hundred Million Pesos (P100,000,000) shall be contributed to the Revolving Fund - Innovation Fund to be deposited in authorized government depository banks to be used for the issuance of grants for innovation programs, activities, and projects in accordance with Section 21 of R.A. No. 11293. Public-Private Partnership shall also be encouraged in the development and implementation of innovation initiatives in the sphere of research, development and extension, education, product development and testing, among others.

The implementation of this provision shall be subject to the guidelines to be issued by the NEDA and confirmed by the National Innovation Council.

DECEMBER 30, 2024	OFFICIAL GAZETTE	379
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

6. Reporting and Posting Requirements. The NEDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	NEDA’s website.

The NEDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	329,439,000	₱	511,442,000	₱	748,132,000	₱	1,589,013,000

National Capital Region (NCR)		137,628,000		337,416,000		575,627,000		1,050,671,000

Central Office		137,628,000		337,416,000		575,627,000		1,050,671,000
Region I - Ilocos		14,031,000		5,322,000		1,480,000		20,833,000

Regional Office - I		14,031,000		5,322,000		1,480,000		20,833,000
Cordillera Administrative Region (CAR)		11,594,000		5,700,000		72,300,000		89,594,000

Regional Office - CAR		11,594,000		5,700,000		72,300,000		89,594,000
Region II - Cagayan Valley		14,121,000		9,209,000		417,000		23,747,000

Regional Office - II		14,121,000		9,209,000		417,000		23,747,000
Region III - Central Luzon		13,442,000		12,987,000		1,676,000		28,105,000

Regional Office - III		13,442,000		12,987,000		1,676,000		28,105,000
Region IVA - CALABARZON		12,007,000		7,423,000		3,318,000		22,748,000

Regional Office - IVA		12,007,000		7,423,000		3,318,000		22,748,000
Region IVB - MIMAROPA		12,927,000		8,839,000		3,050,000		24,816,000

Regional Office - IVB		12,927,000		8,839,000		3,050,000		24,816,000
Region V - Bicol		11,478,000		6,228,000		7,598,000		25,304,000

Regional Office - V		11,478,000		6,228,000		7,598,000		25,304,000

380	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VI - Western Visayas	14,382,000	15,421,000	18,835,000	48,638,000

Regional Office - VI	14,382,000	15,421,000	18,835,000	48,638,000
Region VII - Central Visayas	13,027,000	21,027,000	1,951,000	36,005,000

Regional Office - VII	13,027,000	21,027,000	1,951,000	36,005,000
Region VIII - Eastern Visayas	12,792,000	34,232,000	30,310,000	77,334,000

Regional Office - VIII	12,792,000	34,232,000	30,310,000	77,334,000
Region IX - Zamboanga Peninsula	10,969,000	10,079,000	9,147,000	30,195,000

Regional Office - IX	10,969,000	10,079,000	9,147,000	30,195,000
Region X - Northern Mindanao	12,585,000	6,418,000	2,525,000	21,528,000

Regional Office - X	12,585,000	6,418,000	2,525,000	21,528,000
Region XI - Davao	14,169,000	11,419,000	10,710,000	36,298,000

Regional Office - XI	14,169,000	11,419,000	10,710,000	36,298,000
Region XII - SOCCSKSARGEN	13,675,000	11,442,000	4,226,000	29,343,000

Regional Office - XII	13,675,000	11,442,000	4,226,000	29,343,000
Region XIII - Caraga	10,612,000	8,280,000	4,962,000	23,854,000

Regional Office - XIII	10,612,000	8,280,000	4,962,000	23,854,000
Legislative Liaison Services	4,565,000	370,000		4,935,000

National Capital Region (NCR)	4,565,000	370,000		4,935,000

Central Office	4,565,000	370,000		4,935,000
Human Resource Development		676,000		676,000

National Capital Region (NCR)		676,000		676,000

Central Office		676,000		676,000
Administration of Personnel Benefits	1,379,000			1,379,000

National Capital Region (NCR)	350,000			350,000

Central Office	350,000			350,000
Cordillera Administrative Region (CAR)	905,000			905,000

Regional Office - CAR	905,000			905,000
Region II - Cagayan Valley	124,000			124,000

Regional Office - II	124,000			124,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	381
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Sub-total, General Administration and Support	335,383,000	512,488,000	748,132,000	1,596,003,000

Support to Operations
Internal Planning and Management Services	12,229,000	2,747,000		14,976,000

National Capital Region (NCR)	12,229,000	2,747,000		14,976,000

Central Office	12,229,000	2,747,000		14,976,000
Public Relations, Multimedia Development, and Knowledge Management	12,962,000	9,512,000		22,474,000

National Capital Region (NCR)	12,962,000	9,512,000		22,474,000

Central Office	12,962,000	9,512,000		22,474,000
Internal Information and Communications Technology (ICT) Services	30,121,000	1,591,000		31,712,000

National Capital Region (NCR)	15,042,000	1,591,000		16,633,000

Central Office	15,042,000	1,591,000		16,633,000
Region I - Ilocos	1,076,000			1,076,000

Regional Office - I	1,076,000			1,076,000
Cordillera Administrative Region (CAR)	1,076,000			1,076,000

Regional Office - CAR	1,076,000			1,076,000
Region II - Cagayan Valley	1,076,000			1,076,000

Regional Office - II	1,076,000			1,076,000
Region III - Central Luzon	1,076,000			1,076,000

Regional Office - III	1,076,000			1,076,000
Region IVA - CALABARZON	1,076,000			1,076,000

Regional Office - IVA	1,076,000			1,076,000
Region IVB - MIMAROPA	1,088,000			1,088,000

Regional Office - IVB	1,088,000			1,088,000
Region V - Bicol	1,076,000			1,076,000

Regional Office - V	1,076,000			1,076,000
Region VII - Central Visayas	1,076,000			1,076,000

Regional Office - VII	1,076,000			1,076,000

382	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	1,076,000		1,076,000

Regional Office - VIII	1,076,000		1,076,000
Region IX - Zamboanga Peninsula	1,076,000		1,076,000

Regional Office - IX	1,076,000		1,076,000
Region X - Northern Mindanao	1,076,000		1,076,000

Regional Office - X	1,076,000		1,076,000
Region XI - Davao	1,079,000		1,079,000

Regional Office - XI	1,079,000		1,079,000
Region XII - SOCCSKSARGEN	1,076,000		1,076,000

Regional Office - XII	1,076,000		1,076,000
Region XIII - Caraga	1,076,000		1,076,000

Regional Office - XIII	1,076,000		1,076,000
Legal Services	16,984,000	1,105,000	18,089,000

National Capital Region (NCR)	16,984,000	1,105,000	18,089,000

Central Office	16,984,000	1,105,000	18,089,000

Sub-total, Support to Operations	72,296,000	14,955,000	87,251,000

Operations
SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM	315,334,000	238,116,000	553,450,000

Coordination of Formulation and Updating of National, Inter-Regional, Regional and Sectoral Socio-economic, Physical and Development Policies and Plans	161,421,000	102,052,000	263,473,000

National Capital Region (NCR)	77,318,000	70,718,000	148,036,000

Central Office	77,318,000	70,718,000	148,036,000
Region I - Ilocos	6,118,000	1,917,000	8,035,000

Regional Office - I	6,118,000	1,917,000	8,035,000
Cordillera Administrative Region (CAR)	4,550,000	1,711,000	6,261,000

Regional Office - CAR	4,550,000	1,711,000	6,261,000
Region II - Cagayan Valley	6,098,000	2,807,000	8,905,000

Regional Office - II	6,098,000	2,807,000	8,905,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	383
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region III - Central Luzon	5,626,000	1,055,000	6,681,000

Regional Office - III	5,626,000	1,055,000	6,681,000
Region IVA - CALABARZON	6,007,000	1,659,000	7,666,000

Regional Office - IVA	6,007,000	1,659,000	7,666,000
Region IVB - MIMAROPA	6,055,000	2,331,000	8,386,000

Regional Office - IVB	6,055,000	2,331,000	8,386,000
Region V - Bicol	6,145,000	3,089,000	9,234,000

Regional Office - V	6,145,000	3,089,000	9,234,000
Region VI - Western Visayas	6,054,000	3,796,000	9,850,000

Regional Office - VI	6,054,000	3,796,000	9,850,000
Region VII - Central Visayas	4,876,000	777,000	5,653,000

Regional Office - VII	4,876,000	777,000	5,653,000
Region VIII - Eastern Visayas	5,242,000	1,453,000	6,695,000

Regional Office - VIII	5,242,000	1,453,000	6,695,000
Region IX - Zamboanga Peninsula	6,245,000	2,426,000	8,671,000

Regional Office - IX	6,245,000	2,426,000	8,671,000
Region X - Northern Mindanao	4,959,000	3,311,000	8,270,000

Regional Office - X	4,959,000	3,311,000	8,270,000
Region XI - Davao	6,090,000	414,000	6,504,000

Regional Office - XI	6,090,000	414,000	6,504,000
Region XII - SOCCSKSARGEN	4,008,000	1,421,000	5,429,000

Regional Office - XII	4,008,000	1,421,000	5,429,000
Region XIII - Caraga	6,030,000	3,167,000	9,197,000

Regional Office - XIII	6,030,000	3,167,000	9,197,000
Provision of Technical and Secretariat Support
Services to the NEDA Board and its Committees and Other Inter-Agency Committees	10,729,000	56,263,000	66,992,000

National Capital Region (NCR)	10,729,000	50,527,000	61,256,000

Central Office	10,729,000	50,527,000	61,256,000

384	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	115,000	115,000

Regional Office - I	115,000	115,000
Cordillera Administrative Region (CAR)	115,000	115,000

Regional Office - CAR	115,000	115,000
Region II - Cagayan Valley	155,000	155,000

Regional Office - II	155,000	155,000
Region III - Central Luzon	136,000	136,000

Regional Office - III	136,000	136,000
Region IVA - CALABARZON	115,000	115,000

Regional Office - IVA	115,000	115,000
Region IVB - MIMAROPA	182,000	182,000

Regional Office - IVB	182,000	182,000
Region V - Bicol	233,000	233,000

Regional Office - V	233,000	233,000
Region VI - Western Visayas	236,000	236,000

Regional Office - VI	236,000	236,000
Region VII - Central Visayas	155,000	155,000

Regional Office - VII	155,000	155,000
Region VIII - Eastern Visayas	155,000	155,000

Regional Office - VIII	155,000	155,000
Region IX - Zamboanga Peninsula	240,000	240,000

Regional Office - IX	240,000	240,000
Region X - Northern Mindanao	155,000	155,000

Regional Office - X	155,000	155,000
Region XI - Davao	348,000	348,000

Regional Office - XI	348,000	348,000
Region XII - SOCCSKSARGEN	3,241,000	3,241,000

Regional Office - XII	3,241,000	3,241,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	385
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region XIII - Caraga		155,000	155,000

Regional Office - XIII		155,000	155,000
Provision of Support Services to Regional Development Councils	19,743,000	71,308,000	91,051,000

National Capital Region (NCR)		6,867,000	6,867,000

Central Office		6,867,000	6,867,000
Region I - Ilocos	2,097,000	3,975,000	6,072,000

Regional Development Council - I	2,097,000	3,975,000	6,072,000
Cordillera Administrative Region (CAR)	1,626,000	8,660,000	10,286,000

Regional Office - CAR		46,000	46,000
Regional Development Council - CAR	1,626,000	8,614,000	10,240,000
Region II - Cagayan Valley	588,000	4,181,000	4,769,000

Regional Office - II		44,000	44,000
Regional Development Council - II	588,000	4,137,000	4,725,000
Region III - Central Luzon	490,000	3,295,000	3,785,000

Regional Office - III		23,000	23,000
Regional Development Council - III	490,000	3,272,000	3,762,000
Region IVA - CALABARZON	1,481,000	4,402,000	5,883,000

Regional Office - IVA		70,000	70,000
Regional Development Council - IVA	1,481,000	4,332,000	5,813,000
Region IVB - MIMAROPA	808,000	4,019,000	4,827,000

Regional Office - IVB		58,000	58,000
Regional Development Council - IVB	808,000	3,961,000	4,769,000
Region V - Bicol	766,000	4,245,000	5,011,000

Regional Office - V		69,000	69,000
Regional Development Council - V	766,000	4,176,000	4,942,000
Region VI - Western Visayas	1,223,000	3,936,000	5,159,000

Regional Office - VI		35,000	35,000
Regional Development Council - VI	1,223,000	3,901,000	5,124,000

386	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	1,218,000	4,313,000	5,531,000

Regional Development Council - VII	1,218,000	4,313,000	5,531,000
Region VIII - Eastern Visayas	1,857,000	4,532,000	6,389,000

Regional Office - VIII		144,000	144,000
Regional Development Council - VIII	1,857,000	4,388,000	6,245,000
Region IX - Zamboanga Peninsula	1,712,000	3,170,000	4,882,000

Regional Office - IX		156,000	156,000
Regional Development Council - IX	1,712,000	3,014,000	4,726,000
Region X - Northern Mindanao	1,563,000	4,004,000	5,567,000

Regional Office - X		98,000	98,000
Regional Development Council - X	1,563,000	3,906,000	5,469,000
Region XI - Davao	956,000	3,775,000	4,731,000

Regional Office - XI		34,000	34,000
Regional Development Council - XI	956,000	3,741,000	4,697,000
Region XII - SOCCSKSARGEN	1,642,000	3,918,000	5,560,000

Regional Office - XII		32,000	32,000
Regional Development Council - XII	1,642,000	3,886,000	5,528,000
Region XIII - Caraga	1,716,000	4,016,000	5,732,000

Regional Office - XIII		79,000	79,000
Regional Development Council - XIII	1,716,000	3,937,000	5,653,000
Provision of Advisory Services and Assistance to the President, Cabinet, Congress, Inter-Agency Bodies, and Other Government Entities and Instrumentalities on Socio-Economic and Development Matters	122,863,000	8,213,000	131,076,000

National Capital Region (NCR)	39,288,000	4,920,000	44,208,000

Central Office	39,288,000	4,920,000	44,208,000
Region I - Ilocos	5,427,000	459,000	5,886,000

Regional Office - I	5,427,000	459,000	5,886,000
Cordillera Administrative Region (CAR)	6,231,000	307,000	6,538,000

Regional Office - CAR	6,231,000	307,000	6,538,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	387
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region II - Cagayan Valley	5,636,000	75,000	5,711,000

Regional Office - II	5,636,000	75,000	5,711,000
Region III - Central Luzon	5,644,000	200,000	5,844,000

Regional Office - III	5,644,000	200,000	5,844,000
Region IVA - CALABARZON	6,022,000	511,000	6,533,000

Regional Office - IVA	6,022,000	511,000	6,533,000
Region IVB - MIMAROPA	6,082,000	139,000	6,221,000

Regional Office - IVB	6,082,000	139,000	6,221,000
Region V - Bicol	6,107,000	240,000	6,347,000

Regional Office - V	6,107,000	240,000	6,347,000
Region VI - Western Visayas	3,767,000	181,000	3,948,000

Regional Office - VI	3,767,000	181,000	3,948,000
Region VII - Central Visayas	5,730,000	376,000	6,106,000

Regional Office - VII	5,730,000	376,000	6,106,000
Region VIII - Eastern Visayas	6,718,000	394,000	7,112,000

Regional Office - VIII	6,718,000	394,000	7,112,000
Region IX - Zamboanga Peninsula	3,444,000	163,000	3,607,000

Regional Office - IX	3,444,000	163,000	3,607,000
Region X - Northern Mindanao	5,604,000	78,000	5,682,000

Regional Office - X	5,604,000	78,000	5,682,000
Region XI - Davao	6,099,000	80,000	6,179,000

Regional Office - XI	6,099,000	80,000	6,179,000
Region XII - SOCCSKSARGEN	4,992,000	50,000	5,042,000

Regional Office - XII	4,992,000	50,000	5,042,000
Region XIII - Caraga	6,072,000	40,000	6,112,000

Regional Office - XIII	6,072,000	40,000	6,112,000
Provision of Technical and Secretariat Support Services to the LEDAC and its Sub-Committee and Technical Working Group	578,000	280,000	858,000

National Capital Region (NCR)	578,000	280,000	858,000

Central Office	578,000	280,000	858,000

388	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

NATIONAL INVESTMENT PROGRAMMING PROGRAM	149,530,000	9,245,000	158,775,000

Provision of Technical and Secretariat Support Services to the Investment Coordination Committee and the Infrastructure Committee	3,783,000	794,000	4,577,000

National Capital Region (NCR)	3,783,000	794,000	4,577,000

Central Office	3,783,000	794,000	4,577,000
Coordination of the Formulation and Updating of Public Investment Programs	118,000,000	5,745,000	123,745,000

National Capital Region (NCR)	35,543,000	1,600,000	37,143,000

Central Office	35,543,000	1,600,000	37,143,000
Region I - Ilocos	5,338,000	387,000	5,725,000

Regional Office - I	5,338,000	387,000	5,725,000
Cordillera Administrative Region (CAR)	6,153,000	284,000	6,437,000

Regional Office - CAR	6,153,000	284,000	6,437,000
Region II - Cagayan Valley	6,064,000	133,000	6,197,000

Regional Office - II	6,064,000	133,000	6,197,000
Region III - Central Luzon	5,667,000	227,000	5,894,000

Regional Office - III	5,667,000	227,000	5,894,000
Region IVA - CALABARZON	4,569,000	482,000	5,051,000

Regional Office - IVA	4,569,000	482,000	5,051,000
Region IVB - MIMAROPA	6,083,000	375,000	6,458,000

Regional Office - IVB	6,083,000	375,000	6,458,000
Region V - Bicol	5,647,000	183,000	5,830,000

Regional Office - V	5,647,000	183,000	5,830,000
Region VI - Western Visayas	4,527,000	114,000	4,641,000

Regional Office - VI	4,527,000	114,000	4,641,000
Region VII - Central Visayas	4,628,000	419,000	5,047,000

Regional Office - VII	4,628,000	419,000	5,047,000
Region VIII - Eastern Visayas	5,458,000	536,000	5,994,000

Regional Office - VIII	5,458,000	536,000	5,994,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	389
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region IX - Zamboanga Peninsula	4,641,000	159,000	4,800,000

Regional Office - IX	4,641,000	159,000	4,800,000
Region X - Northern Mindanao	5,420,000	350,000	5,770,000

Regional Office - X	5,420,000	350,000	5,770,000
Region XI - Davao	6,131,000	140,000	6,271,000

Regional Office - XI	6,131,000	140,000	6,271,000
Region XII - SOCCSKSARGEN	6,071,000	289,000	6,360,000

Regional Office - XII	6,071,000	289,000	6,360,000
Region XIII - Caraga	6,060,000	67,000	6,127,000

Regional Office - XIII	6,060,000	67,000	6,127,000
Appraisal of Proposed Projects for Official Development Assistance, Local Financing, and for Public-Private Partnership Implementation	13,675,000	709,000	14,384,000

National Capital Region (NCR)	13,675,000	709,000	14,384,000

Central Office	13,675,000	709,000	14,384,000
Coordination of the Programming of Official Development Assistance in the Form of Grants and Concessional Loans	14,072,000	1,997,000	16,069,000

National Capital Region (NCR)	14,072,000	1,997,000	16,069,000

Central Office	14,072,000	1,997,000	16,069,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM	134,891,000	74,065,000	208,956,000

Monitoring and Evaluation of the Implementation of Plans, Programs, Policies and Projects	134,891,000	74,032,000	208,923,000

National Capital Region (NCR)	50,769,000	55,814,000	106,583,000

Central Office	50,769,000	55,814,000	106,583,000
Region I - Ilocos	6,030,000	1,449,000	7,479,000

Regional Office - I	6,030,000	376,000	6,406,000
Regional Development Council - I		1,073,000	1,073,000
Cordillera Administrative Region (CAR)	4,581,000	2,570,000	7,151,000

Regional Office - CAR	4,581,000	147,000	4,728,000
Regional Development Council - CAR		2,423,000	2,423,000

390	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region II - Cagayan Valley	6,041,000	467,000	6,508,000

Regional Office - II	6,041,000	74,000	6,115,000
Regional Development Council - II		393,000	393,000
Region III - Central Luzon	6,058,000	1,016,000	7,074,000

Regional Office - III	6,058,000	197,000	6,255,000
Regional Development Council - III		819,000	819,000
Region IVA - CALABARZON	4,797,000	1,353,000	6,150,000

Regional Office - IVA	4,797,000	163,000	4,960,000
Regional Development Council - IVA		1,190,000	1,190,000
Region IVB - MIMAROPA	5,396,000	1,084,000	6,480,000

Regional Office - IVB	5,396,000	186,000	5,582,000
Regional Development Council - IVB		898,000	898,000
Region V - Bicol	5,454,000	1,193,000	6,647,000

Regional Office - V	5,454,000	163,000	5,617,000
Regional Development Council - V		1,030,000	1,030,000
Region VI - Western Visayas	6,030,000	934,000	6,964,000

Regional Office - VI	6,030,000	168,000	6,198,000
Regional Development Council - VI		766,000	766,000
Region VII - Central Visayas	5,349,000	1,182,000	6,531,000

Regional Office - VII	5,349,000	272,000	5,621,000
Regional Development Council - VII		910,000	910,000
Region VIII - Eastern Visayas	6,040,000	1,616,000	7,656,000

Regional Office - VIII	6,040,000	252,000	6,292,000
Regional Development Council - VIII		1,364,000	1,364,000
Region IX - Zamboanga Peninsula	5,593,000	1,046,000	6,639,000

Regional Office - IX	5,593,000	75,000	5,668,000
Regional Development Council - IX		971,000	971,000
Region X - Northern Mindanao	4,575,000	1,262,000	5,837,000

Regional Office - X	4,575,000	74,000	4,649,000
Regional Development Council - X		1,188,000	1,188,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	391
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region XI - Davao		6,092,000		1,166,000				7,258,000

Regional Office - XI		6,092,000		64,000				6,156,000
Regional Development Council - XI				1,102,000				1,102,000
Region XII - SOCCSKSARGEN		6,079,000		1,031,000				7,110,000

Regional Office - XII		6,079,000		33,000				6,112,000
Regional Development Council - XII				998,000				998,000
Region XIII - Caraga		6,007,000		849,000				6,856,000

Regional Office - XIII		6,007,000		51,000				6,058,000
Regional Development Council - XIII				798,000				798,000
Evaluation Services Pursuant to Laws, Rules and Regulations, and other Issuances				33,000				33,000

National Capital Region (NCR)				33,000				33,000

Central Office				33,000				33,000

Sub-total, Operations		599,755,000		321,426,000				921,181,000

Total, Regular Programs		1,007,434,000		848,869,000		748,132,000		2,604,435,000

PROJECT(S)
Locally-Funded Project(s)
Implementation of the Management Information System				32,492,000		186,000		32,678,000

National Capital Region (NCR)				32,492,000		186,000		32,678,000

Central Office				32,492,000		186,000		32,678,000

Establishment of Innovation Fund Pursuant to Section 21 of Republic Act No. 11293 Including Provision of Secretariat Services to the National Innovation Council				157,845,000				157,845,000

National Capital Region (NCR)				157,845,000				157,845,000

Central Office				157,845,000				157,845,000

Sub-total, Locally-Funded Project(s)				190,337,000		186,000		190,523,000

Total, Project(s)				190,337,000		186,000		190,523,000

TOTAL NEW APPROPRIATIONS	₱	1,007,434,000	₱	1,039,206,000	₱	748,318,000	₱	2,794,958,000

392	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	741,006

Total Permanent Positions	741,006

Other Compensation Common to All
Personnel Economic Relief Allowance	29,112
Representation Allowance	14,460
Transportation Allowance	14,460
Clothing and Uniform Allowance	8,491
Mid-Year Bonus - Civilian	61,752
Year End Bonus	61,752
Cash Gift	6,065
Per Diems	33,718
Productivity Enhancement Incentive	6,065
Step Increment	1,854

Total Other Compensation Common to All	237,729

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	3,642

Total Other Compensation for Specific Groups	3,642

Other Benefits
PAG-IBIG Contributions	2,910
PhilHealth Contributions	17,717
Employees Compensation Insurance Premiums	1,433
Loyalty Award - Civilian	1,040
Terminal Leave	1,379

Total Other Benefits	24,479

Non-Permanent Positions	578

Total Personnel Services	1,007,434

Maintenance and Other Operating Expenses
Travelling Expenses	70,384
Training and Scholarship Expenses	43,416
Supplies and Materials Expenses	76,451
Utility Expenses	33,516
Communication Expenses	30,663
Survey, Research, Exploration and Development Expenses	15,072
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,346
Professional Services	98,901
General Services	86,536
Repairs and Maintenance	24,626

DECEMBER 30, 2024	OFFICIAL GAZETTE	393
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Financial Assistance/Subsidy	130,000
Taxes, Insurance Premiums and Other Fees	11,821
Other Maintenance and Operating Expenses
Advertising Expenses	194
Printing and Publication Expenses	9,190
Representation Expenses	77,997
Transportation and Delivery Expenses	253
Rent/Lease Expenses	203,364
Membership Dues and Contributions to Organizations	459
Subscription Expenses	100,794
Other Maintenance and Operating Expenses	19,223

Total Maintenance and Other Operating Expenses	1,039,206

Total Current Operating Expenditures	2,046,640

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	6,000
Infrastructure Outlay	8,000
Buildings and Other Structures	460,702
Machinery and Equipment Outlay	92,637
Transportation Equipment Outlay	40,300
Furniture, Fixtures and Books Outlay	140,679

Total Capital Outlays	748,318

TOTAL NEW APPROPRIATIONS	2,794,958

B. COMMISSION ON POPULATION AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	522,181,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	106,734,000	₱	99,221,000	₱	6,626,000	₱	212,581,000
Operations		104,802,000		204,798,000				309,600,000

PHILIPPINE POPULATION MANAGEMENT PROGRAM		104,802,000		204,798,000				309,600,000

TOTAL NEW APPROPRIATIONS	₱	211,536,000	₱	304,019,000	₱	6,626,000	₱	522,181,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission on Population and Development (CPD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CPD’s website.

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The CPD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	105,067,000	₱	99,221,000	₱	6,626,000	₱	210,914,000

National Capital Region (NCR)		41,114,000		46,859,000		1,050,000		89,023,000

Central Office		38,396,000		43,748,000		1,000,000		83,144,000
National Capital Region		2,718,000		3,111,000		50,000		5,879,000
Region I - Ilocos		4,518,000		3,483,000		50,000		8,051,000

Regional Office - I		4,518,000		3,483,000		50,000		8,051,000
Cordillera Administrative Region (CAR)		4,636,000		4,324,000		50,000		9,010,000

Regional Office - CAR		4,636,000		4,324,000		50,000		9,010,000
Region II - Cagayan Valley		4,339,000		4,693,000		50,000		9,082,000

Regional Office - II		4,339,000		4,693,000		50,000		9,082,000
Region III - Central Luzon		4,452,000		4,179,000		1,150,000		9,781,000

Regional Office - III		4,452,000		4,179,000		1,150,000		9,781,000
Region IVA - CALABARZON		4,649,000		4,955,000		50,000		9,654,000

Regional Office - IVA		4,649,000		4,955,000		50,000		9,654,000
Region IVB - MIMAROPA		3,459,000		2,142,000		50,000		5,651,000

Regional Office - IVB		3,459,000		2,142,000		50,000		5,651,000
Region V - Bicol		4,447,000		2,381,000		50,000		6,878,000

Regional Office - V		4,447,000		2,381,000		50,000		6,878,000
Region VI - Western Visayas		3,206,000		2,433,000		1,276,000		6,915,000

Regional Office - VI		3,206,000		2,433,000		1,276,000		6,915,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	395
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region VII - Central Visayas	4,539,000	4,327,000	50,000	8,916,000

Regional Office - VII	4,539,000	4,327,000	50,000	8,916,000
Region VIII - Eastern Visayas	4,153,000	3,745,000	2,550,000	10,448,000

Regional Office - VIII	4,153,000	3,745,000	2,550,000	10,448,000
Region IX - Zamboanga Peninsula	4,031,000	3,471,000	50,000	7,552,000

Regional Office - IX	4,031,000	3,471,000	50,000	7,552,000
Region X - Northern Mindanao	4,620,000	3,410,000	50,000	8,080,000

Regional Office - X	4,620,000	3,410,000	50,000	8,080,000
Region XI - Davao	4,556,000	2,038,000	50,000	6,644,000

Regional Office - XI	4,556,000	2,038,000	50,000	6,644,000
Region XII - SOCCSKSARGEN	3,940,000	3,990,000	50,000	7,980,000

Regional Office - XII	3,940,000	3,990,000	50,000	7,980,000
Region XIII - Caraga	4,408,000	2,791,000	50,000	7,249,000

Regional Office - XIII	4,408,000	2,791,000	50,000	7,249,000
Administration of Personnel Benefits	1,667,000			1,667,000

National Capital Region (NCR)	203,000			203,000

Central Office	203,000			203,000
Cordillera Administrative Region (CAR)	273,000			273,000

Regional Office - CAR	273,000			273,000
Region XI - Davao	699,000			699,000

Regional Office - XI	699,000			699,000
Region XII - SOCCSKSARGEN	492,000			492,000

Regional Office - XII	492,000			492,000

Sub-total, General Administration and Support	106,734,000	99,221,000	6,626,000	212,581,000

Operations
PHILIPPINE POPULATION MANAGEMENT PROGRAM	104,802,000	204,798,000		309,600,000

Coordination and Development of Population Policy and Programs	66,481,000	50,523,000		117,004,000

National Capital Region (NCR)	14,403,000	13,644,000		28,047,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Central Office	11,028,000	11,069,000	22,097,000
National Capital Region	3,375,000	2,575,000	5,950,000
Region I - Ilocos	4,401,000	1,516,000	5,917,000

Regional Office - I	4,401,000	1,516,000	5,917,000
Cordillera Administrative Region (CAR)	2,577,000	1,662,000	4,239,000

Regional Office - CAR	2,577,000	1,662,000	4,239,000
Region II - Cagayan Valley	3,147,000	2,323,000	5,470,000

Regional Office - II	3,147,000	2,323,000	5,470,000
Region III - Central Luzon	3,514,000	2,102,000	5,616,000

Regional Office - III	3,514,000	2,102,000	5,616,000
Region IVA - CALABARZON	2,591,000	4,805,000	7,396,000

Regional Office - IVA	2,591,000	4,805,000	7,396,000
Region IVB - MIMAROPA	4,986,000	1,731,000	6,717,000

Regional Office - IVB	4,986,000	1,731,000	6,717,000
Region V - Bicol	863,000	1,820,000	2,683,000

Regional Office - V	863,000	1,820,000	2,683,000
Region VI - Western Visayas	3,938,000	3,192,000	7,130,000

Regional Office - VI	3,938,000	3,192,000	7,130,000
Region VII - Central Visayas	3,933,000	1,416,000	5,349,000

Regional Office - VII	3,933,000	1,416,000	5,349,000
Region VIII - Eastern Visayas	4,360,000	1,269,000	5,629,000

Regional Office - VIII	4,360,000	1,269,000	5,629,000
Region IX - Zamboanga Peninsula	2,716,000	1,356,000	4,072,000

Regional Office - IX	2,716,000	1,356,000	4,072,000
Region X - Northern Mindanao	3,791,000	1,749,000	5,540,000

Regional Office - X	3,791,000	1,749,000	5,540,000
Region XI - Davao	3,147,000	2,515,000	5,662,000

Regional Office - XI	3,147,000	2,515,000	5,662,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	397
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region XII - SOCCSKSARGEN	3,160,000	5,161,000	8,321,000

Regional Office - XII	3,160,000	5,161,000	8,321,000
Region XIII - Caraga	4,954,000	4,262,000	9,216,000

Regional Office - XIII	4,954,000	4,262,000	9,216,000
Support to the Implementation of Approved National, Sectoral, Regional and Local Population Plans and Programs	38,321,000	94,251,000	132,572,000

National Capital Region (NCR)	15,959,000	44,476,000	60,435,000

Central Office	15,959,000	41,636,000	57,595,000
National Capital Region		2,840,000	2,840,000
Region I - Ilocos		4,713,000	4,713,000

Regional Office - I		4,713,000	4,713,000
Cordillera Administrative Region (CAR)	1,719,000	3,384,000	5,103,000

Regional Office - CAR	1,719,000	3,384,000	5,103,000
Region II - Cagayan Valley	1,719,000	2,662,000	4,381,000

Regional Office - II	1,719,000	2,662,000	4,381,000
Region III - Central Luzon	1,719,000	3,284,000	5,003,000

Regional Office - III	1,719,000	3,284,000	5,003,000
Region IVA - CALABARZON	1,724,000	1,215,000	2,939,000

Regional Office - IVA	1,724,000	1,215,000	2,939,000
Region IVB - MIMAROPA		5,577,000	5,577,000

Regional Office - IVB		5,577,000	5,577,000
Region V - Bicol	1,719,000	3,596,000	5,315,000

Regional Office - V	1,719,000	3,596,000	5,315,000
Region VI - Western Visayas	1,719,000	7,531,000	9,250,000

Regional Office - VI	1,719,000	7,531,000	9,250,000
Region VII - Central Visayas	1,719,000	1,510,000	3,229,000

Regional Office - VII	1,719,000	1,510,000	3,229,000
Region VIII - Eastern Visayas	1,719,000	3,145,000	4,864,000

Regional Office - VIII	1,719,000	3,145,000	4,864,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	1,719,000	4,567,000	6,286,000

Regional Office - IX	1,719,000	4,567,000	6,286,000
Region X - Northern Mindanao	1,719,000	3,240,000	4,959,000

Regional Office - X	1,719,000	3,240,000	4,959,000
Region XI - Davao	1,719,000	1,242,000	2,961,000

Regional Office - XI	1,719,000	1,242,000	2,961,000
Region XII - SOCCSKSARGEN	1,729,000	2,755,000	4,484,000

Regional Office - XII	1,729,000	2,755,000	4,484,000
Region XIII - Caraga	1,719,000	1,354,000	3,073,000

Regional Office - XIII	1,719,000	1,354,000	3,073,000
Provision of Grants, Subsidies and Contributions in Support of Population Programs		60,024,000	60,024,000

National Capital Region (NCR)		17,443,000	17,443,000

Central Office		15,433,000	15,433,000
National Capital Region		2,010,000	2,010,000
Region I - Ilocos		1,649,000	1,649,000

Regional Office - I		1,649,000	1,649,000
Cordillera Administrative Region (CAR)		849,000	849,000

Regional Office - CAR		849,000	849,000
Region II - Cagayan Valley		1,467,000	1,467,000

Regional Office - II		1,467,000	1,467,000
Region III - Central Luzon		1,850,000	1,850,000

Regional Office - III		1,850,000	1,850,000
Region IVA - CALABARZON		2,328,000	2,328,000

Regional Office - IVA		2,328,000	2,328,000
Region IVB - MIMAROPA		1,690,000	1,690,000

Regional Office - IVB		1,690,000	1,690,000
Region V - Bicol		5,745,000	5,745,000

Regional Office - V		5,745,000	5,745,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	399
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region VI - Western Visayas				1,644,000				1,644,000

Regional Office - VI				1,644,000				1,644,000
Region VII - Central Visayas				4,116,000				4,116,000

Regional Office - VII				4,116,000				4,116,000
Region VIII - Eastern Visayas				5,000,000				5,000,000

Regional Office - VIII				5,000,000				5,000,000
Region IX - Zamboanga Peninsula				1,259,000				1,259,000

Regional Office - IX				1,259,000				1,259,000
Region X - Northern Mindanao				4,723,000				4,723,000

Regional Office - X				4,723,000				4,723,000
Region XI - Davao				4,329,000				4,329,000

Regional Office - XI				4,329,000				4,329,000
Region XII - SOCCSKSARGEN				2,452,000				2,452,000

Regional Office - XII				2,452,000				2,452,000
Region XIII - Caraga				3,480,000				3,480,000

Regional Office - XIII				3,480,000				3,480,000

Sub-total, Operations		104,802,000		204,798,000				309,600,000

TOTAL NEW APPROPRIATIONS	₱	211,536,000	₱	304,019,000	₱	6,626,000	₱	522,181,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	129,096

Total Permanent Positions	129,096

Other Compensation Common to All
Personnel Economic Relief Allowance	6,624
Representation Allowance	2,556
Transportation Allowance	2,484
Clothing and Uniform Allowance	1,932

400	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mid-Year Bonus - Civilian	10,759
Year End Bonus	10,759
Cash Gift	1,380
Productivity Enhancement Incentive	1,380
Step Increment	318

Total Other Compensation Common to All	38,192

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	38,286

Total Other Compensation for Specific Groups	38,286

Other Benefits
PAG-IBIG Contributions	654
PhilHealth Contributions	3,178
Employees Compensation Insurance Premiums	323
Loyalty Award - Civilian	140
Terminal Leave	1,667

Total Other Benefits	5,962

Total Personnel Services	211,536

Maintenance and Other Operating Expenses
Travelling Expenses	25,116
Training and Scholarship Expenses	76,041
Supplies and Materials Expenses	25,864
Utility Expenses	11,415
Communication Expenses	8,138
Awards/Rewards and Prizes	527
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,092
Professional Services	76,317
General Services	18,701
Repairs and Maintenance	10,972
Financial Assistance/Subsidy	17,755
Taxes, Insurance Premiums and Other Fees	1,993
Other Maintenance and Operating Expenses
Advertising Expenses	847
Printing and Publication Expenses	1,933
Representation Expenses	9,328
Transportation and Delivery Expenses	8,518
Rent/Lease Expenses	4,592
Membership Dues and Contributions to Organizations	46
Subscription Expenses	2,961
Other Maintenance and Operating Expenses	863

Total Maintenance and Other Operating Expenses	304,019

Total Current Operating Expenditures	515,555

DECEMBER 30, 2024	OFFICIAL GAZETTE	401
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,826
Machinery and Equipment Outlay	1,800

Total Capital Outlays	6,626

TOTAL NEW APPROPRIATIONS	522,181

C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

For general administration and support, and operations, as indicated hereunder	₱	32,084,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	7,823,000	₱	11,197,000		₱	19,020,000
Operations		9,631,000		3,433,000			13,064,000

NATIONAL VOLUNTEER SERVICE PROGRAM		9,631,000		3,433,000			13,064,000

TOTAL NEW APPROPRIATIONS	₱	17,454,000	₱	14,630,000		₱	32,084,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine National Volunteer Service Coordinating Agency (PNVSCA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PNVSCA’s website.

The PNVSCA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	7,823,000	₱	11,197,000		₱	19,020,000

Sub-total, General Administration and Support		7,823,000		11,197,000			19,020,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Operations
NATIONAL VOLUNTEER SERVICE PROGRAM		9,631,000		3,433,000		13,064,000

Policy Advocacy and Technical Assistance		4,650,000		2,819,000		7,469,000
Program Coordination, Partnership Monitoring and Evaluation		4,981,000		614,000		5,595,000

Sub-total, Operations		9,631,000		3,433,000		13,064,000

TOTAL NEW APPROPRIATIONS	₱	17,454,000	₱	14,630,000	₱	32,084,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	13,214

Total Permanent Positions	13,214

Other Compensation Common to All
Personnel Economic Relief Allowance	624
Representation Allowance	264
Transportation Allowance	264
Clothing and Uniform Allowance	182
Mid-Year Bonus - Civilian	1,102
Year End Bonus	1,102
Cash Gift	130
Productivity Enhancement Incentive	130
Step Increment	33

Total Other Compensation Common to All	3,831

Other Benefits
PAG-IBIG Contributions	62
PhilHealth Contributions	316
Employees Compensation Insurance Premiums	31

Total Other Benefits	409

Total Personnel Services	17,454

Maintenance and Other Operating Expenses
Travelling Expenses	1,319
Training and Scholarship Expenses	309
Supplies and Materials Expenses	2,162

DECEMBER 30, 2024	OFFICIAL GAZETTE	403
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Utility Expenses	792
Communication Expenses	657
Awards/Rewards and Prizes	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	218
General Services	1,814
Repairs and Maintenance	495
Taxes, Insurance Premiums and Other Fees	114
Other Maintenance and Operating Expenses
Printing and Publication Expenses	155
Representation Expenses	1,586
Rent/Lease Expenses	3,568
Subscription Expenses	1,205
Other Maintenance and Operating Expenses	50

Total Maintenance and Other Operating Expenses	14,630

Total Current Operating Expenditures	32,084

TOTAL NEW APPROPRIATIONS	32,084

D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	264,915,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	35,698,000	₱	100,280,000	₱		₱	135,978,000
Operations		84,384,000		26,283,000		18,270,000		128,937,000

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		84,384,000		26,283,000		18,270,000		128,937,000

TOTAL NEW APPROPRIATIONS	₱	120,082,000	₱	126,563,000	₱	18,270,000	₱	264,915,000

Special Provision(s)

1. Project Development and Monitoring Facility Fund. All income of the Public-Private Partnership Center of the Philippines (PPPCP) sourced from reasonable fees and reimbursements of expenses incurred for pre-investment activities and monitoring of Public-Private Partnership (PPP) project implementation, constituted into a Project Development and Monitoring Facility (PDMF) Fund, shall be used for the preparation and conduct of business case, pre-feasibility and feasibility studies, preparation of tender documents, monitoring of their implementation, and other activities in the preparation of PPP projects, in accordance with the policies, procedures, and guidelines prescribed by the PDMF Committee and such other issuances as may be issued thereon.

Disbursements or expenditures by the PPPCP in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

404	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2. Reporting and Posting Requirements. The PPPCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PPPCP’s website.

The PPPCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,698,000	₱	100,280,000	₱		₱	135,978,000

Sub-total, General Administration and Support		35,698,000		100,280,000				135,978,000

Operations
PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		84,384,000		26,283,000		18,270,000		128,937,000

Project Development and Advisory Assistance		17,185,000		670,000				17,855,000
Management and Administration of the Project Development and Monitoring Facility (PDMF) Funds		9,729,000		394,000				10,123,000
Public-Private Partnership Policy Formulation and Advocacy, and Project Monitoring and Evaluation		25,929,000		796,000				26,725,000
Provision of Capacity Building, Knowledge Management Services, Legal Services and ICT Services		31,541,000		24,423,000		18,270,000		74,234,000

Sub-total, Operations		84,384,000		26,283,000		18,270,000		128,937,000

TOTAL NEW APPROPRIATIONS	₱	120,082,000	₱	126,563,000	₱	18,270,000	₱	264,915,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 30, 2024	OFFICIAL GAZETTE	405
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Permanent Positions
Basic Salary	92,400

Total Permanent Positions	92,400

Other Compensation Common to All
Personnel Economic Relief Allowance	3,096
Representation Allowance	2,298
Transportation Allowance	1,830
Clothing and Uniform Allowance	903
Mid-Year Bonus - Civilian	7,699
Year End Bonus	7,699
Cash Gift	645
Productivity Enhancement Incentive	645
Step Increment	231

Total Other Compensation Common to All	25,046

Other Benefits
PAG-IBIG Contributions	309
PhilHealth Contributions	2,121
Employees Compensation Insurance Premiums	156
Loyalty Award - Civilian	50

Total Other Benefits	2,636

Total Personnel Services	120,082

Maintenance and Other Operating Expenses
Travelling Expenses	6,310
Training and Scholarship Expenses	5,580
Supplies and Materials Expenses	4,222
Utility Expenses	7,222
Communication Expenses	4,332
Awards/Rewards and Prizes	336
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,194
Professional Services	154
General Services	10,989
Repairs and Maintenance	7,647
Taxes, Insurance Premiums and Other Fees	1,236
Other Maintenance and Operating Expenses
Printing and Publication Expenses	835
Representation Expenses	4,092
Transportation and Delivery Expenses	465
Rent/Lease Expenses	59,149
Subscription Expenses	12,800

Total Maintenance and Other Operating Expenses	126,563

Total Current Operating Expenditures	246,645

406	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	18,270

Total Capital Outlays	18,270

TOTAL NEW APPROPRIATIONS	264,915

E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	99,401,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,233,000	₱	40,682,000	₱	3,601,000	₱	57,516,000
Operations		21,079,000		20,806,000				41,885,000

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		14,303,000		6,978,000				21,281,000
STATISTICAL RESEARCH PROGRAM		6,776,000		13,828,000				20,604,000

TOTAL NEW APPROPRIATIONS	₱	34,312,000	₱	61,488,000	₱	3,601,000	₱	99,401,000

Special Provision(s)

1. Philippine Statistical Research and Training Institute Endowment Fund. In addition to the amounts appropriated herein, Five Million Seven Hundred Thousand Pesos (₱5,700,000) shall be used by the Philippine Statistical Research and Training Institute (PSRTI) for its MOOE and Capital Outlay requirements sourced from interest earnings of the PSRTI Endowment Fund in accordance with Section 21 of R.A. No. 10625.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The PSRTI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PSRTI’s website.

The PSRTI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	407
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,233,000	₱	40,682,000	₱	3,601,000	₱	57,516,000

Sub-total, General Administration and Support		13,233,000		40,682,000		3,601,000		57,516,000

Operations
PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		14,303,000		6,978,000				21,281,000

Development, Promotion, Implementation and Enhancement of Statistical Training		14,303,000		6,978,000				21,281,000
STATISTICAL RESEARCH PROGRAM		6,776,000		13,828,000				20,604,000

Development, Promotion, Implementation and Enhancement of Statistical Research		6,776,000		13,828,000				20,604,000

Sub-total, Operations		21,079,000		20,806,000				41,885,000

TOTAL NEW APPROPRIATIONS	₱	34,312,000	₱	61,488,000	₱	3,601,000	₱	99,401,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,856

Total Permanent Positions	25,856

Other Compensation Common to All
Personnel Economic Relief Allowance	1,176
Representation Allowance	336
Transportation Allowance	336
Clothing and Uniform Allowance	343
Mid-Year Bonus - Civilian	2,155
Year End Bonus	2,155
Cash Gift	245
Productivity Enhancement Incentive	245
Step Increment	65

Total Other Compensation Common to All	7,056

Other Benefits
PAG-IBIG Contributions	118

408	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PhilHealth Contributions	633
Employees Compensation Insurance Premiums	59
Loyalty Award - Civilian	10

Total Other Benefits	820

Non-Permanent Positions	580

Total Personnel Services	34,312

Maintenance and Other Operating Expenses
Travelling Expenses	6,731
Training and Scholarship Expenses	4,918
Supplies and Materials Expenses	3,432
Utility Expenses	1,975
Communication Expenses	3,482
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	7,437
General Services	2,327
Repairs and Maintenance	200
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	51
Representation Expenses	580
Transportation and Delivery Expenses	60
Rent/Lease Expenses	27,574
Membership Dues and Contributions to Organizations	265
Subscription Expenses	1,496
Other Maintenance and Operating Expenses	64

Total Maintenance and Other Operating Expenses	61,488

Total Current Operating Expenditures	95,800

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,601

Total Capital Outlays	3,601

TOTAL NEW APPROPRIATIONS	99,401

F. PHILIPPINE STATISTICS AUTHORITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	8,516,459,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	409
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	483,429,000	₱	1,035,505,000	₱	45,200,000	₱	1,564,134,000
Support to Operations		81,349,000		243,095,000		173,485,000		497,929,000
Operations		1,211,755,000		1,113,815,000				2,325,570,000

NATIONAL STATISTICS DEVELOPMENT PROGRAM		887,229,000		679,569,000				1,566,798,000
STATISTICAL POLICY AND COORDINATION PROGRAM		165,639,000		152,731,000				318,370,000
CIVIL REGISTRATION PROGRAM		158,887,000		281,515,000				440,402,000

Total, Regular Programs		1,776,533,000		2,392,415,000		218,685,000		4,387,633,000

B. PROJECT(S)
Locally Funded Project(s)				3,510,288,000		618,538,000		4,128,826,000

Total, Project(s)				3,510,288,000		618,538,000		4,128,826,000

TOTAL NEW APPROPRIATIONS	₱	1,776,533,000	₱	5,902,703,000	₱	837,223,000	₱	8,516,459,000

Special Provision(s)

1. Philippine Identification System. The amount of One Billion Nine Hundred Twenty Four Million Seven Hundred Forty Eight Thousand Pesos (₱1,924,748,000) appropriated herein for the Philippine Identification System shall be used for the continuing operation of a single national identification system for all citizens and resident aliens of the Philippines pursuant to R.A. No. 11055. The Philippine Statistics Authority (PSA) shall set a timetable for the proper implementation of the Philippine Identification System, including the printing and issuance of one hundred fifteen million six hundred seventy thousand (115,670,000) physical PhilIDs within the agency’s committed timeline of not later than December 31, 2028.

2. Reporting and Posting Requirements. The PSA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PSA’s website.

The PSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	458,712,000	₱	1,035,505,000	₱	45,200,000	₱	1,539,417,000

National Capital Region (NCR)		240,551,000		600,503,000		45,200,000		886,254,000

Central Office		137,133,000		507,518,000		45,200,000		689,851,000
Regional Statistical Services Office - NCR		103,418,000		92,985,000				196,403,000

410	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	12,705,000	23,084,000	35,789,000

Regional Statistical Services Office - I	12,705,000	23,084,000	35,789,000
Cordillera Administrative Region (CAR)	16,642,000	23,977,000	40,619,000

Regional Statistical Services Office - CAR	16,642,000	23,977,000	40,619,000
Region II - Cagayan Valley	12,856,000	20,203,000	33,059,000

Regional Statistical Services Office - II	12,856,000	20,203,000	33,059,000
Region III - Central Luzon	15,247,000	29,106,000	44,353,000

Regional Statistical Services Office - III	15,247,000	29,106,000	44,353,000
Region IVA - CALABARZON	14,090,000	38,372,000	52,462,000

Regional Statistical Services Office - IVA	14,090,000	38,372,000	52,462,000
Region IVB - MIMAROPA	13,375,000	30,056,000	43,431,000

Regional Statistical Services Office - IVB	13,375,000	30,056,000	43,431,000
Region V - Bicol	16,418,000	36,972,000	53,390,000

Regional Statistical Services Office - V	16,418,000	36,972,000	53,390,000
Region VI - Western Visayas	17,141,000	35,495,000	52,636,000

Regional Statistical Services Office - VI	17,141,000	35,495,000	52,636,000
Region VII - Central Visayas	10,745,000	25,716,000	36,461,000

Regional Statistical Services Office - VII	10,745,000	25,716,000	36,461,000
Region VIII - Eastern Visayas	16,738,000	31,022,000	47,760,000

Regional Statistical Services Office - VIII	16,738,000	31,022,000	47,760,000
Region IX - Zamboanga Peninsula	10,469,000	16,895,000	27,364,000

Regional Statistical Services Office - IX	10,469,000	16,895,000	27,364,000
Region X - Northern Mindanao	12,428,000	25,916,000	38,344,000

Regional Statistical Services Office - X	12,428,000	25,916,000	38,344,000
Region XI - Davao	11,578,000	28,772,000	40,350,000

Regional Statistical Services Office - XI	11,578,000	28,772,000	40,350,000
Region XII - SOCCSKSARGEN	12,532,000	26,212,000	38,744,000

Regional Statistical Services Office - XII	12,532,000	26,212,000	38,744,000
Region XIII - Caraga	13,511,000	21,029,000	34,540,000

Regional Statistical Services Office - XIII	13,511,000	21,029,000	34,540,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	411
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	11,686,000	22,175,000		33,861,000

Regional Statistical Services Office - BARMM	11,686,000	22,175,000		33,861,000
Administration of Personnel Benefits	24,717,000			24,717,000

National Capital Region (NCR)	24,717,000			24,717,000

Central Office	24,717,000			24,717,000

Sub-total, General Administration and Support	483,429,000	1,035,505,000	45,200,000	1,564,134,000

Support to Operations
Provision of Management and Corporate Planning and Legal Services	17,037,000	24,509,000	4,715,000	46,261,000

National Capital Region (NCR)	17,037,000	24,509,000	4,715,000	46,261,000

Central Office	17,037,000	24,509,000	4,715,000	46,261,000
Coordination and Formulation of Policies on International Cooperation in Statistics and Civil Registration	5,736,000	2,188,000		7,924,000

National Capital Region (NCR)	5,736,000	2,188,000		7,924,000

Central Office	5,736,000	2,188,000		7,924,000
Development and Maintenance of Information Systems and Databases	54,692,000	211,529,000	168,770,000	434,991,000

National Capital Region (NCR)	54,692,000	211,529,000	168,770,000	434,991,000

Central Office	54,692,000	211,529,000	168,770,000	434,991,000
Coordination in the Development of Statistical Methodologies and Survey Designs	3,884,000	4,869,000		8,753,000

National Capital Region (NCR)	3,884,000	4,869,000		8,753,000

Central Office	3,884,000	4,869,000		8,753,000

Sub-total, Support to Operations	81,349,000	243,095,000	173,485,000	497,929,000

Operations
NATIONAL STATISTICS DEVELOPMENT PROGRAM	887,229,000	679,569,000		1,566,798,000

Conduct of Censuses and Surveys on the Agriculture, Fisheries, Industry and Services Sectors	726,766,000	555,392,000		1,282,158,000

National Capital Region (NCR)	115,248,000	244,095,000		359,343,000

Central Office	115,248,000	200,892,000		316,140,000
Regional Statistical Services Office - NCR		43,203,000		43,203,000

412	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	34,748,000	15,208,000	49,956,000

Regional Statistical Services Office - I	34,748,000	15,208,000	49,956,000
Cordillera Administrative Region (CAR)	32,431,000	14,061,000	46,492,000

Regional Statistical Services Office - CAR	32,431,000	14,061,000	46,492,000
Region II - Cagayan Valley	33,029,000	15,947,000	48,976,000

Regional Statistical Services Office - II	33,029,000	15,947,000	48,976,000
Region III - Central Luzon	51,639,000	24,325,000	75,964,000

Regional Statistical Services Office - III	51,639,000	24,325,000	75,964,000
Region IVA - CALABARZON	68,561,000	25,481,000	94,042,000

Regional Statistical Services Office - IVA	68,561,000	25,481,000	94,042,000
Region IVB - MIMAROPA	31,055,000	21,511,000	52,566,000

Regional Statistical Services Office - IVB	31,055,000	21,511,000	52,566,000
Region V - Bicol	38,315,000	21,894,000	60,209,000

Regional Statistical Services Office - V	38,315,000	21,894,000	60,209,000
Region VI - Western Visayas	44,681,000	26,390,000	71,071,000

Regional Statistical Services Office - VI	44,681,000	26,390,000	71,071,000
Region VII - Central Visayas	41,658,000	22,929,000	64,587,000

Regional Statistical Services Office - VII	41,658,000	22,929,000	64,587,000
Region VIII - Eastern Visayas	39,095,000	23,907,000	63,002,000

Regional Statistical Services Office - VIII	39,095,000	23,907,000	63,002,000
Region IX - Zamboanga Peninsula	24,608,000	15,335,000	39,943,000

Regional Statistical Services Office - IX	24,608,000	15,335,000	39,943,000
Region X - Northern Mindanao	37,209,000	19,355,000	56,564,000

Regional Statistical Services Office - X	37,209,000	19,355,000	56,564,000
Region XI - Davao	39,185,000	17,821,000	57,006,000

Regional Statistical Services Office - XI	39,185,000	17,821,000	57,006,000
Region XII - SOCCSKSARGEN	29,958,000	12,635,000	42,593,000

Regional Statistical Services Office - XII	29,958,000	12,635,000	42,593,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	413
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region XIII - Caraga	33,505,000	14,740,000	48,245,000

Regional Statistical Services Office - XIII	33,505,000	14,740,000	48,245,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	31,841,000	19,758,000	51,599,000

Regional Statistical Services Office - BARMM	31,841,000	19,758,000	51,599,000
Conduct of Household-Based Censuses and Surveys	160,463,000	116,959,000	277,422,000

National Capital Region (NCR)	41,874,000	20,474,000	62,348,000

Central Office	33,470,000	7,566,000	41,036,000
Regional Statistical Services Office - NCR	8,404,000	12,908,000	21,312,000
Region I - Ilocos	6,842,000	3,837,000	10,679,000

Regional Statistical Services Office - I	6,842,000	3,837,000	10,679,000
Cordillera Administrative Region (CAR)	7,972,000	6,456,000	14,428,000

Regional Statistical Services Office - CAR	7,972,000	6,456,000	14,428,000
Region II - Cagayan Valley	8,254,000	4,607,000	12,861,000

Regional Statistical Services Office - II	8,254,000	4,607,000	12,861,000
Region III - Central Luzon	6,887,000	8,458,000	15,345,000

Regional Statistical Services Office - III	6,887,000	8,458,000	15,345,000
Region IVA - CALABARZON	9,018,000	6,015,000	15,033,000

Regional Statistical Services Office - IVA	9,018,000	6,015,000	15,033,000
Region IVB - MIMAROPA	7,803,000	6,173,000	13,976,000

Regional Statistical Services Office - IVB	7,803,000	6,173,000	13,976,000
Region V - Bicol	9,034,000	5,838,000	14,872,000

Regional Statistical Services Office - V	9,034,000	5,838,000	14,872,000
Region VI - Western Visayas	9,035,000	7,434,000	16,469,000

Regional Statistical Services Office - VI	9,035,000	7,434,000	16,469,000
Region VII - Central Visayas	8,667,000	6,010,000	14,677,000

Regional Statistical Services Office - VII	8,667,000	6,010,000	14,677,000
Region VIII - Eastern Visayas	8,331,000	6,582,000	14,913,000

Regional Statistical Services Office - VIII	8,331,000	6,582,000	14,913,000

414	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IX - Zamboanga Peninsula	7,642,000	3,909,000	11,551,000

Regional Statistical Services Office - IX	7,642,000	3,909,000	11,551,000
Region X - Northern Mindanao	7,972,000	6,650,000	14,622,000

Regional Statistical Services Office - X	7,972,000	6,650,000	14,622,000
Region XI - Davao	6,575,000	6,178,000	12,753,000

Regional Statistical Services Office - XI	6,575,000	6,178,000	12,753,000
Region XII - SOCCSKSARGEN	7,804,000	5,533,000	13,337,000

Regional Statistical Services Office - XII	7,804,000	5,533,000	13,337,000
Region XIII - Caraga		5,432,000	5,432,000

Regional Statistical Services Office - XIII		5,432,000	5,432,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,753,000	7,373,000	14,126,000

Regional Statistical Services Office - BARMM	6,753,000	7,373,000	14,126,000
Generation/Compilation of Administrative-Based Statistics and Derived Indicators		7,218,000	7,218,000

National Capital Region (NCR)		7,218,000	7,218,000

Central Office		7,218,000	7,218,000
STATISTICAL POLICY AND COORDINATION PROGRAM	165,639,000	152,731,000	318,370,000

Statistical Planning, Programming, Budgeting, Monitoring and Evaluation	12,763,000	26,972,000	39,735,000

National Capital Region (NCR)	12,763,000	26,972,000	39,735,000

Central Office	12,763,000	26,972,000	39,735,000
Development and Improvement of Statistical Frameworks and Standards	51,596,000	115,134,000	166,730,000

National Capital Region (NCR)	51,596,000	96,071,000	147,667,000

Central Office	51,596,000	95,206,000	146,802,000
Regional Statistical Services Office - NCR		865,000	865,000
Region I - Ilocos		1,111,000	1,111,000

Regional Statistical Services Office - I		1,111,000	1,111,000
Cordillera Administrative Region (CAR)		1,254,000	1,254,000

Regional Statistical Services Office - CAR		1,254,000	1,254,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	415
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region II - Cagayan Valley	1,231,000	1,231,000

Regional Statistical Services Office - II	1,231,000	1,231,000
Region III - Central Luzon	1,458,000	1,458,000

Regional Statistical Services Office - III	1,458,000	1,458,000
Region IVA - CALABARZON	1,301,000	1,301,000

Regional Statistical Services Office - IVA	1,301,000	1,301,000
Region IVB - MIMAROPA	1,177,000	1,177,000

Regional Statistical Services Office - IVB	1,177,000	1,177,000
Region V - Bicol	1,358,000	1,358,000

Regional Statistical Services Office - V	1,358,000	1,358,000
Region VI - Western Visayas	1,393,000	1,393,000

Regional Statistical Services Office - VI	1,393,000	1,393,000
Region VII - Central Visayas	1,121,000	1,121,000

Regional Statistical Services Office - VII	1,121,000	1,121,000
Region VIII - Eastern Visayas	1,523,000	1,523,000

Regional Statistical Services Office - VIII	1,523,000	1,523,000
Region IX - Zamboanga Peninsula	507,000	507,000

Regional Statistical Services Office - IX	507,000	507,000
Region X - Northern Mindanao	871,000	871,000

Regional Statistical Services Office - X	871,000	871,000
Region XI - Davao	1,358,000	1,358,000

Regional Statistical Services Office - XI	1,358,000	1,358,000
Region XII - SOCCSKSARGEN	1,259,000	1,259,000

Regional Statistical Services Office - XII	1,259,000	1,259,000
Region XIII - Caraga	1,308,000	1,308,000

Regional Statistical Services Office - XIII	1,308,000	1,308,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	833,000	833,000

Regional Statistical Services Office - BARMM	833,000	833,000

416	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Coordination of Statistical Activities at the National and Local Levels	101,280,000	10,625,000	111,905,000

National Capital Region (NCR)	101,280,000	3,640,000	104,920,000

Central Office	101,280,000	3,376,000	104,656,000
Regional Statistical Services Office - NCR		264,000	264,000
Region I - Ilocos		501,000	501,000

Regional Statistical Services Office - I		501,000	501,000
Cordillera Administrative Region (CAR)		338,000	338,000

Regional Statistical Services Office - CAR		338,000	338,000
Region II - Cagayan Valley		278,000	278,000

Regional Statistical Services Office - II		278,000	278,000
Region III - Central Luzon		382,000	382,000

Regional Statistical Services Office - III		382,000	382,000
Region IVA - CALABARZON		595,000	595,000

Regional Statistical Services Office - IVA		595,000	595,000
Region IVB - MIMAROPA		473,000	473,000

Regional Statistical Services Office - IVB		473,000	473,000
Region V - Bicol		422,000	422,000

Regional Statistical Services Office - V		422,000	422,000
Region VI - Western Visayas		429,000	429,000

Regional Statistical Services Office - VI		429,000	429,000
Region VII - Central Visayas		295,000	295,000

Regional Statistical Services Office - VII		295,000	295,000
Region VIII - Eastern Visayas		439,000	439,000

Regional Statistical Services Office - VIII		439,000	439,000
Region IX - Zamboanga Peninsula		352,000	352,000

Regional Statistical Services Office - IX		352,000	352,000
Region X - Northern Mindanao		605,000	605,000

Regional Statistical Services Office - X		605,000	605,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	417
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region XI - Davao		327,000	327,000

Regional Statistical Services Office - XI		327,000	327,000
Region XII - SOCCSKSARGEN		603,000	603,000

Regional Statistical Services Office - XII		603,000	603,000
Region XIII - Caraga		434,000	434,000

Regional Statistical Services Office - XIII		434,000	434,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		512,000	512,000

Regional Statistical Services Office - BARMM		512,000	512,000
CIVIL REGISTRATION PROGRAM	158,887,000	281,515,000	440,402,000

Processing and Archiving of Civil Registry Documents	138,055,000	134,386,000	272,441,000

National Capital Region (NCR)	36,819,000	81,862,000	118,681,000

Central Office	31,017,000	80,809,000	111,826,000
Regional Statistical Services Office - NCR	5,802,000	1,053,000	6,855,000
Region I - Ilocos	6,879,000	3,332,000	10,211,000

Regional Statistical Services Office - I	6,879,000	3,332,000	10,211,000
Cordillera Administrative Region (CAR)	5,644,000	1,696,000	7,340,000

Regional Statistical Services Office - CAR	5,644,000	1,696,000	7,340,000
Region II - Cagayan Valley	5,809,000	3,443,000	9,252,000

Regional Statistical Services Office - II	5,809,000	3,443,000	9,252,000
Region III - Central Luzon	5,611,000	4,807,000	10,418,000

Regional Statistical Services Office - III	5,611,000	4,807,000	10,418,000
Region IVA - CALABARZON	6,887,000	4,923,000	11,810,000

Regional Statistical Services Office - IVA	6,887,000	4,923,000	11,810,000
Region IVB - MIMAROPA	7,427,000	3,445,000	10,872,000

Regional Statistical Services Office - IVB	7,427,000	3,445,000	10,872,000
Region V - Bicol	5,934,000	2,533,000	8,467,000

Regional Statistical Services Office - V	5,934,000	2,533,000	8,467,000
Region VI - Western Visayas	7,418,000	3,146,000	10,564,000

Regional Statistical Services Office - VI	7,418,000	3,146,000	10,564,000

418	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	7,113,000	2,619,000	9,732,000

Regional Statistical Services Office - VII	7,113,000	2,619,000	9,732,000
Region VIII - Eastern Visayas	5,611,000	6,337,000	11,948,000

Regional Statistical Services Office - VIII	5,611,000	6,337,000	11,948,000
Region IX - Zamboanga Peninsula	5,148,000	1,308,000	6,456,000

Regional Statistical Services Office - IX	5,148,000	1,308,000	6,456,000
Region X - Northern Mindanao	5,580,000	2,664,000	8,244,000

Regional Statistical Services Office - X	5,580,000	2,664,000	8,244,000
Region XI - Davao	5,936,000	3,270,000	9,206,000

Regional Statistical Services Office - XI	5,936,000	3,270,000	9,206,000
Region XII - SOCCSKSARGEN	7,080,000	5,875,000	12,955,000

Regional Statistical Services Office - XII	7,080,000	5,875,000	12,955,000
Region XIII - Caraga	5,750,000	1,617,000	7,367,000

Regional Statistical Services Office - XIII	5,750,000	1,617,000	7,367,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	7,409,000	1,509,000	8,918,000

Regional Statistical Services Office - BARMM	7,409,000	1,509,000	8,918,000
Issuance of Civil Registration Certification/Authentications of Documents	20,832,000	143,975,000	164,807,000

National Capital Region (NCR)	20,832,000	94,661,000	115,493,000

Central Office	20,832,000	92,259,000	113,091,000
Regional Statistical Services Office - NCR		2,402,000	2,402,000
Region I - Ilocos		2,093,000	2,093,000

Regional Statistical Services Office - I		2,093,000	2,093,000
Cordillera Administrative Region (CAR)		2,093,000	2,093,000

Regional Statistical Services Office - CAR		2,093,000	2,093,000
Region II - Cagayan Valley		2,385,000	2,385,000

Regional Statistical Services Office - II		2,385,000	2,385,000
Region III - Central Luzon		3,263,000	3,263,000

Regional Statistical Services Office - III		3,263,000	3,263,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	419
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region IVA - CALABARZON		3,555,000		3,555,000

Regional Statistical Services Office - IVA		3,555,000		3,555,000
Region IVB - MIMAROPA		2,093,000		2,093,000

Regional Statistical Services Office - IVB		2,093,000		2,093,000
Region V - Bicol		2,677,000		2,677,000

Regional Statistical Services Office - V		2,677,000		2,677,000
Region VI - Western Visayas		4,145,000		4,145,000

Regional Statistical Services Office - VI		4,145,000		4,145,000
Region VII - Central Visayas		2,386,000		2,386,000

Regional Statistical Services Office - VII		2,386,000		2,386,000
Region VIII - Eastern Visayas		2,974,000		2,974,000

Regional Statistical Services Office - VIII		2,974,000		2,974,000
Region IX - Zamboanga Peninsula		2,681,000		2,681,000

Regional Statistical Services Office - IX		2,681,000		2,681,000
Region X - Northern Mindanao		2,093,000		2,093,000

Regional Statistical Services Office - X		2,093,000		2,093,000
Region XI - Davao		3,263,000		3,263,000

Regional Statistical Services Office - XI		3,263,000		3,263,000
Region XII - SOCCSKSARGEN		5,028,000		5,028,000

Regional Statistical Services Office - XII		5,028,000		5,028,000
Region XIII - Caraga		2,385,000		2,385,000

Regional Statistical Services Office - XIII		2,385,000		2,385,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		6,200,000		6,200,000

Regional Statistical Services Office - BARMM		6,200,000		6,200,000
Technical Supervision over Local Civil Registrars		3,154,000		3,154,000

National Capital Region (NCR)		3,154,000		3,154,000

Central Office		3,154,000		3,154,000

Sub-total, Operations	1,211,755,000	1,113,815,000		2,325,570,000

Total, Regular Programs	1,776,533,000	2,392,415,000	218,685,000	4,387,633,000

420	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PROJECT(S)
Locally-Funded Project(s)
Construction of Building for PSA Sorsogon Provincial Office		30,000,000	30,000,000

Region V - Bicol		30,000,000	30,000,000

Regional Statistical Services Office - V		30,000,000	30,000,000
Construction of PSA Apayao Office		56,450,000	56,450,000

Cordillera Administrative Region (CAR)		56,450,000	56,450,000

Regional Statistical Services Office - CAR		56,450,000	56,450,000
Construction of PSA Samar Office		40,000,000	40,000,000

Region VIII - Eastern Visayas		40,000,000	40,000,000

Regional Statistical Services Office - VIII		40,000,000	40,000,000
Construction of PSA Ilocos Sur Provincial Statistical Office		90,000,000	90,000,000

Region I - Ilocos		90,000,000	90,000,000

Regional Statistical Services Office - I		90,000,000	90,000,000
Construction of PSA Cagayan Office		63,200,000	63,200,000

Region II - Cagayan Valley		63,200,000	63,200,000

Regional Statistical Services Office - II		63,200,000	63,200,000
Census of Agriculture and Fisheries	13,058,000		13,058,000

National Capital Region (NCR)	13,058,000		13,058,000

Central Office	13,058,000		13,058,000
Census of Philippine Business and Industry	29,544,000		29,544,000

National Capital Region (NCR)	14,923,000		14,923,000

Central Office	13,071,000		13,071,000
Regional Statistical Services Office - NCR	1,852,000		1,852,000
Region I - Ilocos	931,000		931,000

Regional Statistical Services Office - I	931,000		931,000
Cordillera Administrative Region (CAR)	617,000		617,000

Regional Statistical Services Office - CAR	617,000		617,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	421
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region II - Cagayan Valley	765,000	765,000

Regional Statistical Services Office - II	765,000	765,000
Region III - Central Luzon	1,506,000	1,506,000

Regional Statistical Services Office - III	1,506,000	1,506,000
Region IVA - CALABARZON	1,674,000	1,674,000

Regional Statistical Services Office - IVA	1,674,000	1,674,000
Region IVB - MIMAROPA	625,000	625,000

Regional Statistical Services Office - IVB	625,000	625,000
Region V - Bicol	916,000	916,000

Regional Statistical Services Office - V	916,000	916,000
Region VI - Western Visayas	1,170,000	1,170,000

Regional Statistical Services Office - VI	1,170,000	1,170,000
Region VII - Central Visayas	1,000,000	1,000,000

Regional Statistical Services Office - VII	1,000,000	1,000,000
Region VIII - Eastern Visayas	1,041,000	1,041,000

Regional Statistical Services Office - VIII	1,041,000	1,041,000
Region IX - Zamboanga Peninsula	680,000	680,000

Regional Statistical Services Office - IX	680,000	680,000
Region X - Northern Mindanao	872,000	872,000

Regional Statistical Services Office - X	872,000	872,000
Region XI - Davao	766,000	766,000

Regional Statistical Services Office - XI	766,000	766,000
Region XII - SOCCSKSARGEN	750,000	750,000

Regional Statistical Services Office - XII	750,000	750,000
Region XIII - Caraga	681,000	681,000

Regional Statistical Services Office - XIII	681,000	681,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	627,000	627,000

Regional Statistical Services Office - BARMM	627,000	627,000

422	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Annual Survey of Philippine Business and Industry	71,965,000	2,170,000	74,135,000

National Capital Region (NCR)	29,022,000	2,170,000	31,192,000

Central Office	15,455,000	2,170,000	17,625,000
Regional Statistical Services Office - NCR	13,567,000		13,567,000
Region I - Ilocos	2,305,000		2,305,000

Regional Statistical Services Office - I	2,305,000		2,305,000
Cordillera Administrative Region (CAR)	1,563,000		1,563,000

Regional Statistical Services Office - CAR	1,563,000		1,563,000
Region II - Cagayan Valley	1,710,000		1,710,000

Regional Statistical Services Office - II	1,710,000		1,710,000
Region III - Central Luzon	4,989,000		4,989,000

Regional Statistical Services Office - III	4,989,000		4,989,000
Region IVA - CALABARZON	6,687,000		6,687,000

Regional Statistical Services Office - IVA	6,687,000		6,687,000
Region IVB - MIMAROPA	1,653,000		1,653,000

Regional Statistical Services Office - IVB	1,653,000		1,653,000
Region V - Bicol	2,183,000		2,183,000

Regional Statistical Services Office - V	2,183,000		2,183,000
Region VI - Western Visayas	3,323,000		3,323,000

Regional Statistical Services Office - VI	3,323,000		3,323,000
Region VII - Central Visayas	4,490,000		4,490,000

Regional Statistical Services Office - VII	4,490,000		4,490,000
Region VIII - Eastern Visayas	1,866,000		1,866,000

Regional Statistical Services Office - VIII	1,866,000		1,866,000
Region IX - Zamboanga Peninsula	1,676,000		1,676,000

Regional Statistical Services Office - IX	1,676,000		1,676,000
Region X - Northern Mindanao	2,400,000		2,400,000

Regional Statistical Services Office - X	2,400,000		2,400,000
Region XI - Davao	3,175,000		3,175,000

Regional Statistical Services Office - XI	3,175,000		3,175,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	423
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region XII - SOCCSKSARGEN	2,289,000	2,289,000

Regional Statistical Services Office - XII	2,289,000	2,289,000
Region XIII - Caraga	1,624,000	1,624,000

Regional Statistical Services Office - XIII	1,624,000	1,624,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,010,000	1,010,000

Regional Statistical Services Office - BARMM	1,010,000	1,010,000
National Migration Survey	76,030,000	76,030,000

National Capital Region (NCR)	20,519,000	20,519,000

Central Office	16,377,000	16,377,000
Regional Statistical Services Office - NCR	4,142,000	4,142,000
Region I - Ilocos	3,428,000	3,428,000

Regional Statistical Services Office - I	3,428,000	3,428,000
Cordillera Administrative Region (CAR)	3,428,000	3,428,000

Regional Statistical Services Office - CAR	3,428,000	3,428,000
Region II - Cagayan Valley	3,428,000	3,428,000

Regional Statistical Services Office - II	3,428,000	3,428,000
Region III - Central Luzon	4,091,000	4,091,000

Regional Statistical Services Office - III	4,091,000	4,091,000
Region IVA - CALABARZON	3,428,000	3,428,000

Regional Statistical Services Office - IVA	3,428,000	3,428,000
Region IVB - MIMAROPA	3,428,000	3,428,000

Regional Statistical Services Office - IVB	3,428,000	3,428,000
Region V - Bicol	3,428,000	3,428,000

Regional Statistical Services Office - V	3,428,000	3,428,000
Region VI - Western Visayas	3,428,000	3,428,000

Regional Statistical Services Office - VI	3,428,000	3,428,000
Region VII - Central Visayas	3,428,000	3,428,000

Regional Statistical Services Office - VII	3,428,000	3,428,000

424	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	3,428,000	3,428,000

Regional Statistical Services Office - VIII	3,428,000	3,428,000
Region IX - Zamboanga Peninsula	3,428,000	3,428,000

Regional Statistical Services Office - IX	3,428,000	3,428,000
Region X - Northern Mindanao	3,428,000	3,428,000

Regional Statistical Services Office - X	3,428,000	3,428,000
Region XI - Davao	3,428,000	3,428,000

Regional Statistical Services Office - XI	3,428,000	3,428,000
Region XII - SOCCSKSARGEN	3,428,000	3,428,000

Regional Statistical Services Office - XII	3,428,000	3,428,000
Region XIII - Caraga	3,428,000	3,428,000

Regional Statistical Services Office - XIII	3,428,000	3,428,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	3,428,000	3,428,000

Regional Statistical Services Office - BARMM	3,428,000	3,428,000
Establishment of Philippine Economic - Environmental and Natural Resources Accounts (PEENRA) Unit Towards the Compilation of Green GDP of the Philippines	33,662,000	33,662,000

National Capital Region (NCR)	10,047,000	10,047,000

Central Office	8,785,000	8,785,000
Regional Statistical Services Office - NCR	1,262,000	1,262,000
Region I - Ilocos	1,813,000	1,813,000

Regional Statistical Services Office - I	1,813,000	1,813,000
Cordillera Administrative Region (CAR)	1,351,000	1,351,000

Regional Statistical Services Office - CAR	1,351,000	1,351,000
Region II - Cagayan Valley	1,813,000	1,813,000

Regional Statistical Services Office - II	1,813,000	1,813,000
Region III - Central Luzon	1,346,000	1,346,000

Regional Statistical Services Office - III	1,346,000	1,346,000
Region IVA - CALABARZON	1,347,000	1,347,000

Regional Statistical Services Office - IVA	1,347,000	1,347,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	425
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region IVB - MIMAROPA	1,351,000		1,351,000

Regional Statistical Services Office - IVB	1,351,000		1,351,000
Region V - Bicol	1,351,000		1,351,000

Regional Statistical Services Office - V	1,351,000		1,351,000
Region VI - Western Visayas	1,351,000		1,351,000

Regional Statistical Services Office - VI	1,351,000		1,351,000
Region VII - Central Visayas	1,402,000		1,402,000

Regional Statistical Services Office - VII	1,402,000		1,402,000
Region VIII - Eastern Visayas	1,813,000		1,813,000

Regional Statistical Services Office - VIII	1,813,000		1,813,000
Region IX - Zamboanga Peninsula	1,933,000		1,933,000

Regional Statistical Services Office - IX	1,933,000		1,933,000
Region X - Northern Mindanao	1,351,000		1,351,000

Regional Statistical Services Office - X	1,351,000		1,351,000
Region XI - Davao	1,402,000		1,402,000

Regional Statistical Services Office - XI	1,402,000		1,402,000
Region XII - SOCCSKSARGEN	1,351,000		1,351,000

Regional Statistical Services Office - XII	1,351,000		1,351,000
Region XIII - Caraga	1,351,000		1,351,000

Regional Statistical Services Office - XIII	1,351,000		1,351,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,289,000		1,289,000

Regional Statistical Services Office - BARMM	1,289,000		1,289,000
Annual Survey of Information and Communication Tecchnology	45,660,000	614,000	46,274,000

National Capital Region (NCR)	19,571,000	614,000	20,185,000

Central Office	14,221,000	614,000	14,835,000
Regional Statistical Services Office - NCR	5,350,000		5,350,000
Region I - Ilocos	1,081,000		1,081,000

Regional Statistical Services Office - I	1,081,000		1,081,000

426	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	921,000	921,000

Regional Statistical Services Office - CAR	921,000	921,000
Region II - Cagayan Valley	756,000	756,000

Regional Statistical Services Office - II	756,000	756,000
Region III - Central Luzon	2,338,000	2,338,000

Regional Statistical Services Office - III	2,338,000	2,338,000
Region IVA - CALABARZON	3,201,000	3,201,000

Regional Statistical Services Office - IVA	3,201,000	3,201,000
Region IVB - MIMAROPA	693,000	693,000

Regional Statistical Services Office - IVB	693,000	693,000
Region V - Bicol	955,000	955,000

Regional Statistical Services Office - V	955,000	955,000
Region VI - Western Visayas	1,783,000	1,783,000

Regional Statistical Services Office - VI	1,783,000	1,783,000
Region VII - Central Visayas	6,020,000	6,020,000

Regional Statistical Services Office - VII	6,020,000	6,020,000
Region VIII - Eastern Visayas	931,000	931,000

Regional Statistical Services Office - VIII	931,000	931,000
Region IX - Zamboanga Peninsula	820,000	820,000

Regional Statistical Services Office - IX	820,000	820,000
Region X - Northern Mindanao	1,202,000	1,202,000

Regional Statistical Services Office - X	1,202,000	1,202,000
Region XI - Davao	3,169,000	3,169,000

Regional Statistical Services Office - XI	3,169,000	3,169,000
Region XII - SOCCSKSARGEN	1,270,000	1,270,000

Regional Statistical Services Office - XII	1,270,000	1,270,000
Region XIII - Caraga	652,000	652,000

Regional Statistical Services Office - XIII	652,000	652,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	427
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	297,000	297,000

Regional Statistical Services Office - BARMM	297,000	297,000
Family Income and Expenditures Survey	324,131,000	324,131,000

National Capital Region (NCR)	62,367,000	62,367,000

Central Office	21,096,000	21,096,000
Regional Statistical Services Office - NCR	41,271,000	41,271,000
Region I - Ilocos	10,094,000	10,094,000

Regional Statistical Services Office - I	10,094,000	10,094,000
Cordillera Administrative Region (CAR)	16,612,000	16,612,000

Regional Statistical Services Office - CAR	16,612,000	16,612,000
Region II - Cagayan Valley	12,301,000	12,301,000

Regional Statistical Services Office - II	12,301,000	12,301,000
Region III - Central Luzon	24,690,000	24,690,000

Regional Statistical Services Office - III	24,690,000	24,690,000
Region IVA - CALABARZON	15,582,000	15,582,000

Regional Statistical Services Office - IVA	15,582,000	15,582,000
Region IVB - MIMAROPA	16,496,000	16,496,000

Regional Statistical Services Office - IVB	16,496,000	16,496,000
Region V - Bicol	15,901,000	15,901,000

Regional Statistical Services Office - V	15,901,000	15,901,000
Region VI - Western Visayas	20,787,000	20,787,000

Regional Statistical Services Office - VI	20,787,000	20,787,000
Region VII - Central Visayas	16,731,000	16,731,000

Regional Statistical Services Office - VII	16,731,000	16,731,000
Region VIII - Eastern Visayas	19,116,000	19,116,000

Regional Statistical Services Office - VIII	19,116,000	19,116,000
Region IX - Zamboanga Peninsula	10,280,000	10,280,000

Regional Statistical Services Office - IX	10,280,000	10,280,000

428	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	18,119,000	18,119,000

Regional Statistical Services Office - X	18,119,000	18,119,000
Region XI - Davao	17,515,000	17,515,000

Regional Statistical Services Office - XI	17,515,000	17,515,000
Region XII - SOCCSKSARGEN	14,068,000	14,068,000

Regional Statistical Services Office - XII	14,068,000	14,068,000
Region XIII - Caraga	14,543,000	14,543,000

Regional Statistical Services Office - XIII	14,543,000	14,543,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	18,929,000	18,929,000

Regional Statistical Services Office - BARMM	18,929,000	18,929,000
National Demographic Health Survey	67,534,000	67,534,000

National Capital Region (NCR)	32,933,000	32,933,000

Central Office	31,031,000	31,031,000
Regional Statistical Services Office - NCR	1,902,000	1,902,000
Region I - Ilocos	2,265,000	2,265,000

Regional Statistical Services Office - I	2,265,000	2,265,000
Cordillera Administrative Region (CAR)	1,902,000	1,902,000

Regional Statistical Services Office - CAR	1,902,000	1,902,000
Region II - Cagayan Valley	2,717,000	2,717,000

Regional Statistical Services Office - II	2,717,000	2,717,000
Region III - Central Luzon	2,265,000	2,265,000

Regional Statistical Services Office - III	2,265,000	2,265,000
Region IVA - CALABARZON	2,354,000	2,354,000

Regional Statistical Services Office - IVA	2,354,000	2,354,000
Region IVB - MIMAROPA	1,902,000	1,902,000

Regional Statistical Services Office - IVB	1,902,000	1,902,000
Region V - Bicol	2,265,000	2,265,000

Regional Statistical Services Office - V	2,265,000	2,265,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	429
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region VI - Western Visayas	1,902,000		1,902,000

Regional Statistical Services Office - VI	1,902,000		1,902,000
Region VII - Central Visayas	1,902,000		1,902,000

Regional Statistical Services Office - VII	1,902,000		1,902,000
Region VIII - Eastern Visayas	2,265,000		2,265,000

Regional Statistical Services Office - VIII	2,265,000		2,265,000
Region IX - Zamboanga Peninsula	2,265,000		2,265,000

Regional Statistical Services Office - IX	2,265,000		2,265,000
Region X - Northern Mindanao	1,902,000		1,902,000

Regional Statistical Services Office - X	1,902,000		1,902,000
Region XI - Davao	1,902,000		1,902,000

Regional Statistical Services Office - XI	1,902,000		1,902,000
Region XII - SOCCSKSARGEN	2,265,000		2,265,000

Regional Statistical Services Office - XII	2,265,000		2,265,000
Region XIII - Caraga	2,264,000		2,264,000

Regional Statistical Services Office - XIII	2,264,000		2,264,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,264,000		2,264,000

Regional Statistical Services Office - BARMM	2,264,000		2,264,000
Census of Population and Housing	172,996,000	80,695,000	253,691,000

National Capital Region (NCR)	168,879,000	80,695,000	249,574,000

Central Office	168,586,000	80,695,000	249,281,000
Regional Statistical Services Office - NCR	293,000		293,000
Region I - Ilocos	218,000		218,000

Regional Statistical Services Office - I	218,000		218,000
Cordillera Administrative Region (CAR)	255,000		255,000

Regional Statistical Services Office - CAR	255,000		255,000
Region II - Cagayan Valley	255,000		255,000

Regional Statistical Services Office - II	255,000		255,000

430	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region III - Central Luzon	255,000	255,000

Regional Statistical Services Office - III	255,000	255,000
Region IVA - CALABARZON	255,000	255,000

Regional Statistical Services Office - IVA	255,000	255,000
Region IVB - MIMAROPA	255,000	255,000

Regional Statistical Services Office - IVB	255,000	255,000
Region V - Bicol	255,000	255,000

Regional Statistical Services Office - V	255,000	255,000
Region VI - Western Visayas	255,000	255,000

Regional Statistical Services Office - VI	255,000	255,000
Region VII - Central Visayas	218,000	218,000

Regional Statistical Services Office - VII	218,000	218,000
Region VIII - Eastern Visayas	292,000	292,000

Regional Statistical Services Office - VIII	292,000	292,000
Region IX - Zamboanga Peninsula	218,000	218,000

Regional Statistical Services Office - IX	218,000	218,000
Region X - Northern Mindanao	292,000	292,000

Regional Statistical Services Office - X	292,000	292,000
Region XI - Davao	292,000	292,000

Regional Statistical Services Office - XI	292,000	292,000
Region XII - SOCCSKSARGEN	292,000	292,000

Regional Statistical Services Office - XII	292,000	292,000
Region XIII - Caraga	255,000	255,000

Regional Statistical Services Office - XIII	255,000	255,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	255,000	255,000

Regional Statistical Services Office - BARMM	255,000	255,000
Functional Literacy, Education and Mass Media (FLEMM)	9,494,000	9,494,000

National Capital Region (NCR)	5,438,000	5,438,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	431
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Central Office	5,228,000	5,228,000
Regional Statistical Services Office - NCR	210,000	210,000
Region I - Ilocos	242,000	242,000

Regional Statistical Services Office - I	242,000	242,000
Cordillera Administrative Region (CAR)	258,000	258,000

Regional Statistical Services Office - CAR	258,000	258,000
Region II - Cagayan Valley	250,000	250,000

Regional Statistical Services Office - II	250,000	250,000
Region III - Central Luzon	266,000	266,000

Regional Statistical Services Office - III	266,000	266,000
Region IVA - CALABARZON	250,000	250,000

Regional Statistical Services Office - IVA	250,000	250,000
Region IVB - MIMAROPA	250,000	250,000

Regional Statistical Services Office - IVB	250,000	250,000
Region V - Bicol	258,000	258,000

Regional Statistical Services Office - V	258,000	258,000
Region VI - Western Visayas	258,000	258,000

Regional Statistical Services Office - VI	258,000	258,000
Region VII - Central Visayas	242,000	242,000

Regional Statistical Services Office - VII	242,000	242,000
Region VIII - Eastern Visayas	258,000	258,000

Regional Statistical Services Office - VIII	258,000	258,000
Region IX - Zamboanga Peninsula	242,000	242,000

Regional Statistical Services Office - IX	242,000	242,000
Region X - Northern Mindanao	258,000	258,000

Regional Statistical Services Office - X	258,000	258,000
Region XI - Davao	258,000	258,000

Regional Statistical Services Office - XI	258,000	258,000

432	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN	250,000		250,000

Regional Statistical Services Office - XII	250,000		250,000
Region XIII - Caraga	250,000		250,000

Regional Statistical Services Office - XIII	250,000		250,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	266,000		266,000

Regional Statistical Services Office - BARMM	266,000		266,000
Development/Enhancement of the Design of Statistical Frame Integrating Geospatial Information	750,748,000	2,315,000	753,063,000

National Capital Region (NCR)	750,748,000	2,315,000	753,063,000

Central Office	750,748,000	2,315,000	753,063,000
Generation/Compilation of Community-Based Statistics	211,120,000	25,973,000	237,093,000

National Capital Region (NCR)	61,374,000	25,973,000	87,347,000

Central Office	52,320,000	25,973,000	78,293,000
Regional Statistical Services Office - NCR	9,054,000		9,054,000
Region I - Ilocos	11,922,000		11,922,000

Regional Statistical Services Office - I	11,922,000		11,922,000
Cordillera Administrative Region (CAR)	8,486,000		8,486,000

Regional Statistical Services Office - CAR	8,486,000		8,486,000
Region II - Cagayan Valley	7,790,000		7,790,000

Regional Statistical Services Office - II	7,790,000		7,790,000
Region III - Central Luzon	10,467,000		10,467,000

Regional Statistical Services Office - III	10,467,000		10,467,000
Region IVA - CALABARZON	9,481,000		9,481,000

Regional Statistical Services Office - IVA	9,481,000		9,481,000
Region IVB - MIMAROPA	7,865,000		7,865,000

Regional Statistical Services Office - IVB	7,865,000		7,865,000
Region V - Bicol	9,793,000		9,793,000

Regional Statistical Services Office - V	9,793,000		9,793,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	433
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region VI - Western Visayas	13,496,000		13,496,000

Regional Statistical Services Office - VI	13,496,000		13,496,000
Region VII - Central Visayas	9,239,000		9,239,000

Regional Statistical Services Office - VII	9,239,000		9,239,000
Region VIII - Eastern Visayas	11,155,000		11,155,000

Regional Statistical Services Office - VIII	11,155,000		11,155,000
Region IX - Zamboanga Peninsula	6,428,000		6,428,000

Regional Statistical Services Office - IX	6,428,000		6,428,000
Region X - Northern Mindanao	12,666,000		12,666,000

Regional Statistical Services Office - X	12,666,000		12,666,000
Region XI - Davao	7,263,000		7,263,000

Regional Statistical Services Office - XI	7,263,000		7,263,000
Region XII - SOCCSKSARGEN	6,298,000		6,298,000

Regional Statistical Services Office - XII	6,298,000		6,298,000
Region XIII - Caraga	7,696,000		7,696,000

Regional Statistical Services Office - XIII	7,696,000		7,696,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	9,701,000		9,701,000

Regional Statistical Services Office - BARMM	9,701,000		9,701,000
Survey on Tourism Establishments in the Philippines (STEP)	1,594,000		1,594,000

National Capital Region (NCR)	1,594,000		1,594,000

Central Office	1,594,000		1,594,000
Occupational Wages Survey (OWS) / Integrated Survey on Labor and Employment (ISLE)	5,004,000	121,000	5,125,000

National Capital Region (NCR)	1,839,000	121,000	1,960,000

Central Office	1,138,000	121,000	1,259,000
Regional Statistical Services Office - NCR	701,000		701,000
Region I - Ilocos	94,000		94,000

Regional Statistical Services Office - I	94,000		94,000

434	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	91,000	91,000

Regional Statistical Services Office - CAR	91,000	91,000
Region II - Cagayan Valley	95,000	95,000

Regional Statistical Services Office - II	95,000	95,000
Region III - Central Luzon	488,000	488,000

Regional Statistical Services Office - III	488,000	488,000
Region IVA - CALABARZON	249,000	249,000

Regional Statistical Services Office - IVA	249,000	249,000
Region IVB - MIMAROPA	111,000	111,000

Regional Statistical Services Office - IVB	111,000	111,000
Region V - Bicol	156,000	156,000

Regional Statistical Services Office - V	156,000	156,000
Region VI - Western Visayas	171,000	171,000

Regional Statistical Services Office - VI	171,000	171,000
Region VII - Central Visayas	479,000	479,000

Regional Statistical Services Office - VII	479,000	479,000
Region VIII - Eastern Visayas	163,000	163,000

Regional Statistical Services Office - VIII	163,000	163,000
Region IX - Zamboanga Peninsula	113,000	113,000

Regional Statistical Services Office - IX	113,000	113,000
Region X - Northern Mindanao	158,000	158,000

Regional Statistical Services Office - X	158,000	158,000
Region XI - Davao	447,000	447,000

Regional Statistical Services Office - XI	447,000	447,000
Region XII - SOCCSKSARGEN	135,000	135,000

Regional Statistical Services Office - XII	135,000	135,000
Region XIII - Caraga	115,000	115,000

Regional Statistical Services Office - XIII	115,000	115,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	435
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	100,000		100,000

Regional Statistical Services Office - BARMM	100,000		100,000
Philippine Identification System	1,697,748,000	227,000,000	1,924,748,000

National Capital Region (NCR)	1,568,419,000	227,000,000	1,795,419,000

Central Office	1,559,904,000	227,000,000	1,786,904,000
Regional Statistical Services Office - NCR	8,515,000		8,515,000
Region I - Ilocos	7,058,000		7,058,000

Regional Statistical Services Office - I	7,058,000		7,058,000
Cordillera Administrative Region (CAR)	9,970,000		9,970,000

Regional Statistical Services Office - CAR	9,970,000		9,970,000
Region II - Cagayan Valley	8,309,000		8,309,000

Regional Statistical Services Office - II	8,309,000		8,309,000
Region III - Central Luzon	11,221,000		11,221,000

Regional Statistical Services Office - III	11,221,000		11,221,000
Region IVA - CALABARZON	8,515,000		8,515,000

Regional Statistical Services Office - IVA	8,515,000		8,515,000
Region IVB - MIMAROPA	8,515,000		8,515,000

Regional Statistical Services Office - IVB	8,515,000		8,515,000
Region V - Bicol	9,970,000		9,970,000

Regional Statistical Services Office - V	9,970,000		9,970,000
Region VI - Western Visayas	9,970,000		9,970,000

Regional Statistical Services Office - VI	9,970,000		9,970,000
Region VII - Central Visayas	7,058,000		7,058,000

Regional Statistical Services Office - VII	7,058,000		7,058,000
Region VIII - Eastern Visayas	9,970,000		9,970,000

Regional Statistical Services Office - VIII	9,970,000		9,970,000
Region IX - Zamboanga Peninsula	7,058,000		7,058,000

Regional Statistical Services Office - IX	7,058,000		7,058,000

436	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao				8,515,000				8,515,000

Regional Statistical Services Office - X				8,515,000				8,515,000
Region XI - Davao				6,365,000				6,365,000

Regional Statistical Services Office - XI				6,365,000				6,365,000
Region XII - SOCCSKSARGEN				5,338,000				5,338,000

Regional Statistical Services Office - XII				5,338,000				5,338,000
Region XIII - Caraga				6,365,000				6,365,000

Regional Statistical Services Office - XIII				6,365,000				6,365,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)				5,132,000				5,132,000

Regional Statistical Services Office - BARMM				5,132,000				5,132,000

Sub-total, Locally-Funded Project(s)				3,510,288,000		618,538,000		4,128,826,000

Total, Project(s)				3,510,288,000		618,538,000		4,128,826,000

TOTAL NEW APPROPRIATIONS	₱	1,776,533,000	₱	5,902,703,000	₱	837,223,000	₱	8,516,459,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,239,793

Total Permanent Positions	1,239,793

Other Compensation Common to All
Personnel Economic Relief Allowance	66,024
Representation Allowance	12,870
Transportation Allowance	12,870
Clothing and Uniform Allowance	19,257
Mid-Year Bonus - Civilian	103,311
Year End Bonus	103,311
Cash Gift	13,755
Productivity Enhancement Incentive	13,755
Step Increment	3,100

Total Other Compensation Common to All	348,253

DECEMBER 30, 2024	OFFICIAL GAZETTE	437
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Other Benefits
PAG-IBIG Contributions	6,603
PhilHealth Contributions	30,731
Employees Compensation Insurance Premiums	3,299
Loyalty Award - Civilian	1,680
Terminal Leave	24,717

Total Other Benefits	67,030

Non-Permanent Positions	121,457

Total Personnel Services	1,776,533

Maintenance and Other Operating Expenses
Travelling Expenses	362,809
Training and Scholarship Expenses	275,666
Supplies and Materials Expenses	211,354
Utility Expenses	157,752
Communication Expenses	299,279
Survey, Research, Exploration and Development Expenses	1,845,391
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,160
Professional Services	266,700
General Services	1,273,871
Repairs and Maintenance	50,133
Financial Assistance/Subsidy	28,438
Taxes, Insurance Premiums and Other Fees	97,443
Other Maintenance and Operating Expenses
Advertising Expenses	44,481
Printing and Publication Expenses	167,846
Representation Expenses	56,624
Transportation and Delivery Expenses	491
Rent/Lease Expenses	476,063
Membership Dues and Contributions to Organizations	117
Subscription Expenses	275,639
Other Maintenance and Operating Expenses	7,446

Total Maintenance and Other Operating Expenses	5,902,703

Total Current Operating Expenditures	7,679,236

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	279,650
Machinery and Equipment Outlay	532,373
Transportation Equipment Outlay	25,200

Total Capital Outlays	837,223

TOTAL NEW APPROPRIATIONS	8,516,459

438	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

G. TARIFF COMMISSION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	122,255,000

New Appropriations, by Programs/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	32,975,000	₱	18,006,000	₱	3,700,000	₱	54,681,000
Support to Operations		4,083,000		8,349,000		25,060,000		37,492,000
Operations		24,178,000		5,904,000				30,082,000

TARIFF ADMINISTRATION PROGRAM		16,422,000		2,925,000				19,347,000
INTERNATIONAL TRADE AND TARIFF
NEGOTIATIONS PROGRAM		3,218,000		1,540,000				4,758,000
TRADE REMEDY MEASURES PROGRAM		4,538,000		1,439,000				5,977,000

TOTAL NEW APPROPRIATIONS	₱	61,236,000	₱	32,259,000	₱	28,760,000	₱	122,255,000

Special Provision(s)

1. Remedies Fund. In addition to the amounts appropriated herein, Two Million Five Hundred Thousand Pesos (₱2,500,000) shall be used in the implementation of remedies or safeguard measures for the protection of the domestic industries and producers from increased imports which cause or threaten to cause injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The Tariff Commission (TC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	TC’s website.

The TC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	439
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,653,000	₱	18,006,000	₱	3,700,000	₱	54,359,000
Administration of Personnel Benefits		322,000						322,000

Sub-total, General Administration and Support		32,975,000		18,006,000		3,700,000		54,681,000

Support to Operations
Planning and Program Development and Monitoring		2,253,000		56,000				2,309,000
Information, Packaging and Dissemination		1,051,000						1,051,000
Information System Development and Maintenance		779,000		8,293,000		25,060,000		34,132,000

Sub-total, Support to Operations		4,083,000		8,349,000		25,060,000		37,492,000

Operations
TARIFF ADMINISTRATION PROGRAM		16,422,000		2,925,000				19,347,000

Conduct of Investigations and Public Hearings on Petitions for Tariff Modification		4,656,000		2,059,000				6,715,000
Issuance of Rulings and Opinions on Applications for Tariff Classification		10,475,000		404,000				10,879,000
Conduct of Studies on the Impact of Tariff Policies and Programs on National Competitiveness and Consumer Welfare in Line with the Economic Objectives of the Government		1,291,000		462,000				1,753,000
INTERNATIONAL TRADE AND TARIFF
NEGOTIATIONS PROGRAM		3,218,000		1,540,000				4,758,000

Conduct of Investigations and Public Consultations on Tariff Concessions to be Granted by the Philippines under Multilateral, Regional, Bilateral and other International Trade Agreements		720,000		474,000				1,194,000
Participation in International Trade and Tariff Negotiations including Review of the Trade Agreements for Negotiation and Trade Agreements Entered into by the Philippines				536,000				536,000
Administration, Updating and Conduct of Consultations on the ASEAN Harmonized Tariff Nomenclature		2,498,000		530,000				3,028,000
TRADE REMEDY MEASURES PROGRAM		4,538,000		1,439,000				5,977,000

Adjudication of Cases on the Application of Trade Remedies Against Imports		4,538,000		1,439,000				5,977,000

Sub-total, Operations		24,178,000		5,904,000				30,082,000

TOTAL NEW APPROPRIATIONS	₱	61,236,000	₱	32,259,000	₱	28,760,000	₱	122,255,000

440	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	46,448

Total Permanent Positions	46,448

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	1,086
Transportation Allowance	1,086
Clothing and Uniform Allowance	518
Mid-Year Bonus - Civilian	3,870
Year End Bonus	3,870
Cash Gift	370
Productivity Enhancement Incentive	370
Step Increment	117

Total Other Compensation Common to All	13,063

Other Benefits
PAG-IBIG Contributions	177
PhilHealth Contributions	1,067
Employees Compensation Insurance Premiums	89
Loyalty Award - Civilian	70
Terminal Leave	322

Total Other Benefits	1,725

Total Personnel Services	61,236

Maintenance and Other Operating Expenses
Travelling Expenses	3,646
Training and Scholarship Expenses	830
Supplies and Materials Expenses	1,480
Utility Expenses	1,800
Communication Expenses	1,965
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	440
Professional Services	3,550
General Services	4,050
Repairs and Maintenance	475
Taxes, Insurance Premiums and Other Fees	280
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	600
Representation Expenses	90

DECEMBER 30, 2024	OFFICIAL GAZETTE	441
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Rent/Lease Expenses	11,100
Membership Dues and Contributions to Organizations	10
Subscription Expenses	1,835
Donations	8

Total Maintenance and Other Operating Expenses	32,259

Total Current Operating Expenditures	93,495

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,060
Transportation Equipment Outlay	3,700

Intangible Assets Outlay	15,000

Total Capital Outlays	28,760

TOTAL NEW APPROPRIATIONS	122,255

442	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,007,434,000	₱	1,039,206,000	₱	748,318,000	₱	2,794,958,000
B. COMMISSION ON POPULATION AND DEVELOPMENT		211,536,000		304,019,000		6,626,000		522,181,000
C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY		17,454,000		14,630,000				32,084,000
D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES		120,082,000		126,563,000		18,270,000		264,915,000
E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE		34,312,000		61,488,000		3,601,000		99,401,000
F. PHILIPPINE STATISTICS AUTHORITY		1,776,533,000		5,902,703,000		837,223,000		8,516,459,000
G. TARIFF COMMISSION		61,236,000		32,259,000		28,760,000		122,255,000

TOTAL NEW APPROPRIATIONS, NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	₱	3,228,587,000	₱	7,480,868,000	₱	1,642,798,000	₱	12,352,253,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	443
PRESIDENTIAL COMMUNICATIONS OFFICE

XXVIII. PRESIDENTIAL COMMUNICATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OFFICE (PROPER)

For general administration and support, and operations, as indicated hereunder	₱	694,971,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	194,794,000	₱	122,661,000	₱	14,010,000	₱	331,465,000
Operations		7,495,000		356,011,000				363,506,000

PRESIDENTIAL COMMUNICATIONS PROGRAM		7,495,000		356,011,000				363,506,000

TOTAL NEW APPROPRIATIONS	₱	202,289,000	₱	478,672,000	₱	14,010,000	₱	694,971,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Communications Office (PCO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	PCO’s website.

The PCO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	194,794,000	₱	122,661,000	₱	14,010,000	₱	331,465,000

Sub-total, General Administration and Support		194,794,000		122,661,000		14,010,000		331,465,000

444	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
PRESIDENTIAL COMMUNICATIONS PROGRAM		7,495,000		356,011,000				363,506,000

Formulation, Coordination and Implementation of Integrated Public Information Plans and Programs		7,495,000		356,011,000				363,506,000

Sub-total, Operations		7,495,000		356,011,000				363,506,000

TOTAL NEW APPROPRIATIONS	₱	202,289,000	₱	478,672,000	₱	14,010,000	₱	694,971,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	152,879

Total Permanent Positions	152,879

Other Compensation Common to All
Personnel Economic Relief Allowance	4,752
Representation Allowance	3,654
Transportation Allowance	3,444
Clothing and Uniform Allowance	1,386
Mid - Year Bonus - Civilian	12,740
Year - End Bonus	12,740
Cash Gift	990
Productivity Enhancement Incentive	990
Step Increment	865

Total Other Compensation Common to All	41,561

Other Compensation for Specific Groups
Night Shift Differential Pay	3,333

Total Other Compensation for Specific Groups	3,333

Other Benefits
PAG-IBIG Contributions	475
PhilHealth Contributions	3,160
Employees Compensation Insurance Premiums	237
Loyalty Award - Civilian	20

Total Other Benefits	3,892

Non - Permanent Positions	624

Total Personnel Services	202,289

DECEMBER 30, 2024	OFFICIAL GAZETTE	445
PRESIDENTIAL COMMUNICATIONS OFFICE

Maintenance and Other Operating Expenses
Travelling Expenses	66,585
Training and Scholarship Expenses	19,297
Supplies and Materials Expenses	49,443
Utility Expenses	7,029
Communication Expenses	37,258
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,642
Professional Services	43,508
General Services	8,778
Repairs and Maintenance	2,692
Taxes, Insurance Premiums and Other Fees	1,401
Other Maintenance and Operating Expenses
Advertising Expenses	4,247
Representation Expenses	50,137
Rent/Lease Expenses	58,853
Subscription Expenses	12,234
Other Maintenance and Operating Expenses	113,568

Total Maintenance and Other Operating Expenses	478,672

Total Current Operating Expenditures	680,961

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	14,010

Total Capital Outlays	14,010

TOTAL NEW APPROPRIATIONS	694,971

B. BUREAU OF COMMUNICATIONS SERVICES

For general administration and support, and operations, as indicated hereunder	₱	77,071,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	10,033,000	₱	21,194,000	₱	13,200,000	₱	44,427,000
Operations		21,411,000		11,233,000				32,644,000

GOVERNMENT COMMUNICATIONS PROGRAM		21,411,000		11,233,000				32,644,000

TOTAL NEW APPROPRIATIONS	₱	31,444,000	₱	32,427,000	₱	13,200,000	₱	77,071,000

446	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Reporting and Posting Requirements. The Bureau of Communications Services (BCS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	BCS’ website.

The BCS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,535,000	₱	21,194,000	₱	13,200,000	₱	43,929,000
Administration of Personnel Benefits		498,000						498,000

Sub-total, General Administration and Support		10,033,000		21,194,000		13,200,000		44,427,000

Operations
GOVERNMENT COMMUNICATIONS PROGRAM		21,411,000		11,233,000				32,644,000

Development and Production of Special Publications and Audio-Visual Information/Communication Materials		13,342,000		5,047,000				18,389,000
Production and Dissemination of Print Publications		8,069,000		4,057,000				12,126,000
Research, Planning and Evaluation				2,129,000				2,129,000

Sub-total, Operations		21,411,000		11,233,000				32,644,000

TOTAL NEW APPROPRIATIONS	₱	31,444,000	₱	32,427,000	₱	13,200,000	₱	77,071,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	447
PRESIDENTIAL COMMUNICATIONS OFFICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,480

Total Permanent Positions	23,480

Other Compensation Common to All
Personnel Economic Relief Allowance	1,488
Clothing and Uniform Allowance	434
Overtime Pay	130
Mid - Year Bonus - Civilian	1,957
Year - End Bonus	1,957
Cash Gift	310
Productivity Enhancement Incentive	310
Step Increment	59

Total Other Compensation Common to All	6,645

Other Benefits
PAG-IBIG Contributions	149
PhilHealth Contributions	587
Employees Compensation Insurance Premiums	75
Loyalty Award - Civilian	10
Terminal Leave	498

Total Other Benefits	1,319

Total Personnel Services	31,444

Maintenance and Other Operating Expenses
Travelling Expenses	610
Training and Scholarship Expenses	867
Supplies and Materials Expenses	3,885
Utility Expenses	3,280
Communication Expenses	2,515
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,392
General Services	1,010
Repairs and Maintenance	4,923
Taxes, Insurance Premiums and Other Fees	280
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,288
Transportation and Delivery Expenses	72
Rent/Lease Expenses	5,834
Subscription Expenses	2,628
Other Maintenance and Operating Expenses	2,707

Total Maintenance and Other Operating Expenses	32,427

Total Current Operating Expenditures	63,871

448	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,200

Total Capital Outlays	13,200

TOTAL NEW APPROPRIATIONS	77,071

C. NATIONAL PRINTING OFFICE

For general administration and support, and operations, as indicated hereunder	₱	20,848,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	10,709,000			₱	10,709,000
Operations		10,139,000				10,139,000

NATIONAL PRINTING PROGRAM		10,139,000				10,139,000

TOTAL NEW APPROPRIATIONS	₱	20,848,000			₱	20,848,000

Special Provision(s)

1. Revolving Fund for the National Printing Office. The revolving fund constituted from income derived from the production and other printing activities of the National Printing Office (NPO) shall be used to cover its operating requirements consistent with Section 3 of E.O. No. 378, s. 2004. Disbursements shall be made in accordance with budgeting, accounting and auditing rules and regulations.

2. Appropriations for the National Printing Office. The amount of Twenty Million Eight Hundred Forty Eight Thousand Pesos (₱20,848,000) appropriated herein for Personnel Services shall be used exclusively for deficiencies in the payment of regular pay, allowances and benefits of NPO personnel. In no case shall said amount be used for any other purpose.

3. Reporting and Posting Requirements. The National Printing Office (NPO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NPO’s website.

The NPO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	449
PRESIDENTIAL COMMUNICATIONS OFFICE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,547,000			₱	2,547,000
Administration of Personnel Benefits		8,162,000				8,162,000

Sub-total, General Administration and Support		10,709,000				10,709,000

Operations
NATIONAL PRINTING PROGRAM		10,139,000				10,139,000

Production, Planning and Control of Printing and Binding Activities		980,000				980,000
Maintenance and Repair of Printing Machines		668,000				668,000
Type Setting, Monotyping and Photolithographic Services		2,582,000				2,582,000
Press Operation and Cutting into Standard Forms and Binding of Printed Materials		5,085,000				5,085,000
Storing, Shipping and Trucking of Finished Products		824,000				824,000

Sub-total, Operations		10,139,000				10,139,000

TOTAL NEW APPROPRIATIONS	₱	20,848,000			₱	20,848,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,503

Total Permanent Positions	9,503

Other Compensation Common to All
Personnel Economic Relief Allowance	648
Representation Allowance	65
Transportation Allowance	65
Clothing and Uniform Allowance	191
Mid - Year Bonus - Civilian	792
Year - End Bonus	792

450	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cash Gift	136
Productivity Enhancement Incentive	136
Step Increment	24

Total Other Compensation Common to All	2,849

Other Benefits
PAG-IBIG Contributions	65
PhilHealth Contributions	237
Employees Compensation Insurance Premiums	32
Terminal Leave	8,162

Total Other Benefits	8,496

Total Personnel Services	20,848

Total Current Operating Expenditures	20,848

TOTAL NEW APPROPRIATIONS	20,848

D. NEWS AND INFORMATION BUREAU

For general administration and support, and operations, as indicated hereunder	₱	138,305,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,295,000	₱	12,761,000	₱	1,190,000	₱	36,246,000
Operations		71,964,000		30,095,000				102,059,000

GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM		71,964,000		30,095,000				102,059,000

TOTAL NEW APPROPRIATIONS	₱	94,259,000	₱	42,856,000	₱	1,190,000	₱	138,305,000

Special Provision(s)

1. Reporting and Posting Requirements. The News and Information Bureau (NIB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NIB’s website.

The NIB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	451
PRESIDENTIAL COMMUNICATIONS OFFICE

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,052,000	₱	12,761,000	₱	1,190,000	₱	36,003,000
Administration of Personnel Benefits		243,000						243,000

Sub-total, General Administration and Support		22,295,000		12,761,000		1,190,000		36,246,000

Operations
GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM		71,964,000		30,095,000				102,059,000

Provision of Media Coverage of Presidential Activities and Media Relations and Accreditation		23,160,000		13,822,000				36,982,000
Provision of Daily News and Services to Both Local and Foreign Public on the Activities of the Government and the Presidency		48,804,000		16,273,000				65,077,000

Sub-total, Operations		71,964,000		30,095,000				102,059,000

TOTAL NEW APPROPRIATIONS	₱	94,259,000	₱	42,856,000	₱	1,190,000	₱	138,305,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,590

Total Permanent Positions	71,590

Other Compensation Common to All
Personnel Economic Relief Allowance	3,624
Representation Allowance	522

452	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Transportation Allowance	522
Clothing and Uniform Allowance	1,057
Mid - Year Bonus - Civilian	5,966
Year - End Bonus	5,966
Cash Gift	755
Productivity Enhancement Incentive	755
Step Increment	178

Total Other Compensation Common to All	19,345

Other Benefits
PAG-IBIG Contributions	363
PhilHealth Contributions	1,766
Employees Compensation Insurance Premiums	181
Loyalty Award - Civilian	160
Terminal Leave	243

Total Other Benefits	2,713

Non - Permanent Positions	611

Total Personnel Services	94,259

Maintenance and Other Operating Expenses
Travelling Expenses	8,238
Training and Scholarship Expenses	655
Supplies and Materials Expenses	8,655
Utility Expenses	3,996
Communication Expenses	7,476
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	9,101
General Services	1,113
Repairs and Maintenance	799
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Advertising Expenses	1
Printing and Publication Expenses	438
Transportation and Delivery Expenses	108
Rent/Lease Expenses	1,554
Membership Dues and Contributions to Organizations	6
Other Maintenance and Operating Expenses	530

Total Maintenance and Other Operating Expenses	42,856

Total Current Operating Expenditures	137,115

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,190

Total Capital Outlays	1,190

TOTAL NEW APPROPRIATIONS	138,305

DECEMBER 30, 2024	OFFICIAL GAZETTE	453
PRESIDENTIAL COMMUNICATIONS OFFICE

E. PHILIPPINE INFORMATION AGENCY

For general administration and support, and operations, as indicated hereunder							₱	435,517,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	66,446,000	₱	68,732,000	₱		₱	135,178,000
Operations		181,681,000		111,888,000		6,770,000		300,339,000

DEVELOPMENT COMMUNICATION PROGRAM		181,681,000		111,888,000		6,770,000		300,339,000

TOTAL NEW APPROPRIATIONS	₱	248,127,000	₱	180,620,000	₱	6,770,000	₱	435,517,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Information Agency (PIA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PIA’s website.

The PIA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,149,000	₱	63,770,000	₱	₱	119,919,000
Training of PIA Personnel		6,701,000		4,962,000			11,663,000
Administration of Personnel Benefits		3,596,000					3,596,000

Sub-total, General Administration and Support		66,446,000		68,732,000			135,178,000

454	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Operations
DEVELOPMENT COMMUNICATION PROGRAM		181,681,000		111,888,000		6,770,000		300,339,000

Coordination, Monitoring and Evaluation		6,802,000		1,323,000				8,125,000
Communication Research		10,179,000		3,378,000				13,557,000
Production of Developmental Information		14,945,000		17,893,000		1,800,000		34,638,000

National Capital Region		14,945,000		1,789,000				16,734,000

Central Office		14,945,000		1,789,000				16,734,000
Region V				16,104,000		1,800,000		17,904,000

Regional Office - V				16,104,000		1,800,000		17,904,000
Information Systems Development and Maintenance		8,249,000		11,486,000		4,970,000		24,705,000
Dissemination of Developmental Information		131,635,000		76,711,000				208,346,000
Institutional Networking and Capability Building		9,871,000		1,097,000				10,968,000

Sub-total, Operations		181,681,000		111,888,000		6,770,000		300,339,000

TOTAL NEW APPROPRIATIONS	₱	248,127,000	₱	180,620,000	₱	6,770,000	₱	435,517,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,474

Total Permanent Positions	186,474

Other Compensation Common to All
Personnel Economic Relief Allowance	8,976
Representation Allowance	2,502
Transportation Allowance	2,502
Clothing and Uniform Allowance	2,618
Mid - Year Bonus - Civilian	15,538
Year - End Bonus	15,538
Cash Gift	1,870
Productivity Enhancement Incentive	1,870
Step Increment	466

Total Other Compensation Common to All	51,880

DECEMBER 30, 2024	OFFICIAL GAZETTE	455
PRESIDENTIAL COMMUNICATIONS OFFICE

Other Benefits
PAG-IBIG Contributions	898
PhilHealth Contributions	4,510
Employees Compensation Insurance Premiums	449
Loyalty Award - Civilian	320
Terminal Leave	3,596

Total Other Benefits	9,773

Total Personnel Services	248,127

Maintenance and Other Operating Expenses
Travelling Expenses	11,099
Training and Scholarship Expenses	630
Supplies and Materials Expenses	27,113
Utility Expenses	20,445
Communication Expenses	17,210
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	900
Professional Services	24,044
General Services	13,618
Repairs and Maintenance	5,081
Taxes, Insurance Premiums and Other Fees	2,814
Other Maintenance and Operating Expenses
Advertising Expenses	2,520
Printing and Publication Expenses	118
Representation Expenses	13,952
Transportation and Delivery Expenses	5,037
Rent/Lease Expenses	8,818
Membership Dues and Contributions to Organizations	94
Subscription Expenses	7,064
Other Maintenance and Operating Expenses	20,063

Total Maintenance and Other Operating Expenses	180,620

Total Current Operating Expenditures	428,747

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,970
Transportation Equipment Outlay	1,800

Total Capital Outlays	6,770

TOTAL NEW APPROPRIATIONS	435,517

F. PRESIDENTIAL BROADCAST SERVICE - BUREAU OF BROADCAST SERVICES

For general administration and support, and operations, as indicated hereunder	₱	466,203,000

456	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	59,992,000	₱	52,935,000	₱		₱	112,927,000
Operations		234,687,000		105,052,000		13,537,000		353,276,000

PUBLIC RADIO BROADCASTING PROGRAM		234,687,000		105,052,000		13,537,000		353,276,000

TOTAL NEW APPROPRIATIONS	₱	294,679,000	₱	157,987,000	₱	13,537,000	₱	466,203,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Broadcast Service - Bureau of Broadcast Services (PBS - BBS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PBS - BBS’ website.

The PBS - BBS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,483,000	₱	52,935,000	₱		₱	103,418,000
Administration of Personnel Benefits		9,509,000						9,509,000

Sub-total, General Administration and Support		59,992,000		52,935,000				112,927,000

Operations
PUBLIC RADIO BROADCASTING PROGRAM		234,687,000		105,052,000		13,537,000		353,276,000

Production and Transmission of Various Types of Radio Programs, Including News and Other Special Features		148,307,000		52,786,000				201,093,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	457
PRESIDENTIAL COMMUNICATIONS OFFICE

Maintenance and Operation of Radio Stations Nationwide		86,380,000		46,752,000		13,537,000		146,669,000
Provision of Creative Services for the Production of Radio Dramas and Other Special Programs				5,514,000				5,514,000

Sub-total, Operations		234,687,000		105,052,000		13,537,000		353,276,000

TOTAL NEW APPROPRIATIONS	₱	294,679,000	₱	157,987,000	₱	13,537,000	₱	466,203,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	218,218

Total Permanent Positions	218,218

Other Compensation Common to All
Personnel Economic Relief Allowance	12,504
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	3,647
Mid - Year Bonus - Civilian	18,185
Year - End Bonus	18,185
Cash Gift	2,605
Productivity Enhancement Incentive	2,605
Step Increment	546

Total Other Compensation Common to All	59,321

Other Benefits
PAG-IBIG Contributions	1,250
PhilHealth Contributions	5,431
Employees Compensation Insurance Premiums	625
Loyalty Award - Civilian	325
Terminal Leave	9,509

Total Other Benefits	17,140

Total Personnel Services	294,679

Maintenance and Other Operating Expenses
Travelling Expenses	6,336

458	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	11,875
Utility Expenses	35,044
Communication Expenses	14,779
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	36,074
General Services	32,800
Repairs and Maintenance	7,745
Taxes, Insurance Premiums and Other Fees	2,370
Other Maintenance and Operating Expenses
Advertising Expenses	90
Printing and Publication Expenses	70
Representation Expenses	2,995
Transportation and Delivery Expenses	500
Rent/Lease Expenses	2,290
Membership Dues and Contribution to Organizations	500
Subscription Expenses	1,134
Donations	50
Other Maintenance and Operating Expenses	2,199

Total Maintenance and Other Operating Expenses	157,987

Total Current Operating Expenditures	452,666

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,537

Total Capital Outlays	13,537

TOTAL NEW APPROPRIATIONS	466,203

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

For general administration and support, and operations, as indicated hereunder	₱	251,155,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,089,000	₱	15,064,000	₱		₱	27,153,000
Operations		47,136,000		121,955,000		54,911,000		224,002,000

PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM		47,136,000		121,955,000		54,911,000		224,002,000

TOTAL NEW APPROPRIATIONS	₱	59,225,000	₱	137,019,000	₱	54,911,000	₱	251,155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	459
PRESIDENTIAL COMMUNICATIONS OFFICE

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Broadcast Staff (RTVM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PBS’ (RTVM) website.

The PBS (RTVM) shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,005,000	₱	15,064,000	₱		₱	27,069,000
Administration of Personnel Benefits		84,000						84,000

Sub-total, General Administration and Support		12,089,000		15,064,000				27,153,000

Operations
PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM		47,136,000		121,955,000		54,911,000		224,002,000

Provision of Audio/Video Coverage of Presidential Events and the Executives for Documentation and Broadcast Dissemination; and Production of Developmental Communication Programs for Public Information		47,136,000		121,955,000		54,911,000		224,002,000

Sub-total, Operations		47,136,000		121,955,000		54,911,000		224,002,000

TOTAL NEW APPROPRIATIONS	₱	59,225,000	₱	137,019,000	₱	54,911,000	₱	251,155,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	45,055

Total Permanent Positions	45,055

460	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	2,592
Representation Allowance	216
Transportation Allowance	216
Clothing and Uniform Allowance	756
Mid - Year Bonus - Civilian	3,754
Year - End Bonus	3,754
Cash Gift	540
Productivity Enhancement Incentive	540
Step Increment	113

Total Other Compensation Common to All	12,481

Other Benefits
PAG-IBIG Contributions	259
PhilHealth Contributions	1,126
Employees Compensation Insurance Premiums	130
Loyalty Award - Civilian	90
Terminal Leave	84

Total Other Benefits	1,689

Total Personnel Services	59,225

Maintenance and Other Operating Expenses
Travelling Expenses	84,595
Training and Scholarship Expenses	2,598
Supplies and Materials Expenses	10,732
Utility Expenses	1,512
Communication Expenses	5,065
Professional Services	7,029
General Services	4,656
Repairs and Maintenance	10,434
Taxes, Insurance Premiums and Other Fees	4,164
Other Maintenance and Operating Expenses
Printing and Publication Expenses	390
Representation Expenses	300
Rent/Lease Expenses	3,480
Subscription Expenses	2,064

Total Maintenance and Other Operating Expenses	137,019

Total Current Operating Expenditures	196,244

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	54,911

Total Capital Outlays	54,911

TOTAL NEW APPROPRIATIONS	251,155

DECEMBER 30, 2024	OFFICIAL GAZETTE	461
PRESIDENTIAL COMMUNICATIONS OFFICE

GENERAL SUMMARY

PRESIDENTIAL COMMUNICATIONS OFFICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PRESIDENTIAL COMMUNICATIONS OFFICE (PROPER)	₱	202,289,000	₱	478,672,000	₱	14,010,000	₱	694,971,000
B. BUREAU OF COMMUNICATIONS SERVICES		31,444,000		32,427,000		13,200,000		77,071,000
C. NATIONAL PRINTING OFFICE		20,848,000						20,848,000
D. NEWS AND INFORMATION BUREAU		94,259,000		42,856,000		1,190,000		138,305,000
E. PHILIPPINE INFORMATION AGENCY		248,127,000		180,620,000		6,770,000		435,517,000
F. PRESIDENTIAL BROADCAST SERVICE - BUREAU OF BROADCAST SERVICES		294,679,000		157,987,000		13,537,000		466,203,000
G. PRESIDENTIAL BROADCAST STAFF (RTVM)		59,225,000		137,019,000		54,911,000		251,155,000

TOTAL NEW APPROPRIATIONS, PRESIDENTIAL COMMUNICATIONS OFFICE	₱	950,871,000	₱	1,029,581,000	₱	103,618,000	₱	2,084,070,000

462	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXIX. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

For the operations, as indicated hereunder	₱	163,328,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations		₱	136,328,000	₱	27,000,000	₱	163,328,000

ANTI-MONEY LAUNDERING PROGRAM			136,328,000		27,000,000		163,328,000

TOTAL NEW APPROPRIATIONS		₱	136,328,000	₱	27,000,000	₱	163,328,000

Special Provision(s)

1. Reporting and Posting Requirements. The Anti-Money Laundering Council (AMLC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	AMLC’s website.

The AMLC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
Operations
ANTI-MONEY LAUNDERING PROGRAM		₱	136,328,000	₱	27,000,000	₱	163,328,000

Implementation of Anti-Money Laundering Program			136,328,000		27,000,000		163,328,000

Sub-total, Operations			136,328,000		27,000,000		163,328,000

TOTAL NEW APPROPRIATIONS		₱	136,328,000	₱	27,000,000	₱	163,328,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	463
OTHER EXECUTIVE OFFICES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Travelling Expenses	2,142
Supplies and Materials Expenses	2,972
Utility Expenses	4,621
Communication Expenses	6,056
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	7,500
Professional Services	10,002
General Services	9,713
Repairs and Maintenance	5,076
Taxes, Insurance Premiums and Other Fees	1,298
Other Maintenance and Operating Expenses
Advertising Expenses	943
Representation Expenses	2,189
Rent/Lease Expenses	2,993
Membership Dues and Contributions to Organizations	4,196
Subscription Expenses	75,818
Other Maintenance and Operating Expenses	809

Total Maintenance and Other Operating Expenses	136,328

Total Current Operating Expenditures	136,328

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	27,000

Total Capital Outlays	27,000

TOTAL NEW APPROPRIATIONS	163,328

B. ANTI-RED TAPE AUTHORITY

For general administration and support, and operations, as indicated hereunder	₱	383,632,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,461,000	₱	120,637,000	₱	17,450,000	₱	198,548,000
Operations		125,125,000		59,319,000		640,000		185,084,000

EASE OF DOING BUSINESS AND EFFICIENT
DELIVERY OF GOVERNMENT SERVICES PROGRAM		125,125,000		59,319,000		640,000		185,084,000

TOTAL NEW APPROPRIATIONS	₱	185,586,000	₱	179,956,000	₱	18,090,000	₱	383,632,000

464	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Reporting and Posting Requirements. The Anti-Red Tape Authority (ARTA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	ARTA’s website.

The ARTA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,461,000	₱	120,637,000	₱	17,450,000	₱	198,548,000

Sub-total, General Administration and Support		60,461,000		120,637,000		17,450,000		198,548,000

Operations
EASE OF DOING BUSINESS AND EFFICIENT
DELIVERY OF GOVERNMENT SERVICES PROGRAM		125,125,000		59,319,000		640,000		185,084,000

Monitor and Evaluate Compliance to R.A. 11032		65,289,000		26,827,000		160,000		92,276,000
Institutionalize Regulatory Management System and EODB Reforms		27,392,000		13,927,000		160,000		41,479,000
Provide Legal Services and Public Assistance		32,444,000		18,565,000		320,000		51,329,000

Sub-total, Operations		125,125,000		59,319,000		640,000		185,084,000

TOTAL NEW APPROPRIATIONS	₱	185,586,000	₱	179,956,000	₱	18,090,000	₱	383,632,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	142,207

Total Permanent Positions	142,207

DECEMBER 30, 2024	OFFICIAL GAZETTE	465
OTHER EXECUTIVE OFFICES

Other Compensation Common to All
Personnel Economic Relief Allowance	5,184
Representation Allowance	3,180
Transportation Allowance	3,180
Clothing and Uniform Allowance	1,512
Mid-Year Bonus - Civilian	11,851
Year End Bonus	11,851
Cash Gift	1,080
Productivity Enhancement Incentive	1,080
Step Increment	356

Total Other Compensation Common to All	39,274

Other Benefits
PAG-IBIG Contributions	518
PhilHealth Contributions	3,329
Employees Compensation Insurance Premiums	258

Total Other Benefits	4,105

Total Personnel Services	185,586

Maintenance and Other Operating Expenses
Travelling Expenses	5,749
Training and Scholarship Expenses	3,805
Supplies and Materials Expenses	12,613
Utility Expenses	11,000
Communication Expenses	8,114
Awards/Rewards and Prizes	1,875
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,627
Professional Services	49,324
General Services	9,400
Repairs and Maintenance	1,535
Taxes, Insurance Premiums and Other Fees	1,970
Other Maintenance and Operating Expenses
Representation Expenses	3,861
Rent/Lease Expenses	54,083
Subscription Expenses	12,840
Other Maintenance and Operating Expenses	2,160

Total Maintenance and Other Operating Expenses	179,956

Total Current Operating Expenditures	365,542

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	18,090

Total Capital Outlays	18,090

TOTAL NEW APPROPRIATIONS	383,632

466	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

C. CLIMATE CHANGE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	255,475,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	39,723,000	₱	72,552,000	₱	7,900,000	₱	120,175,000
Operations		11,773,000		123,527,000				135,300,000

CLIMATE CHANGE POLICY AND ADVISORY PROGRAM		7,433,000		119,732,000				127,165,000
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		4,340,000		3,795,000				8,135,000

TOTAL NEW APPROPRIATIONS	₱	51,496,000	₱	196,079,000	₱	7,900,000	₱	255,475,000

Special Provision(s)

1. Technical Assistance and Capacity Building on Climate Risk Assessment and Development of Climate Change Adaptation and Mitigation Policies, Plans and Programs. The Climate Change Commission (CCC), pursuant to its mandate, shall extend the necessary technical and capacity building assistance to all agencies of the government and LGUs in the conduct of climate risk assessment and in the development of climate change adaptation and mitigation policies, plans and programs. For this purpose, the CCC may also utilize the services of the international experts under the country’s official development assistance portfolio.

2. Reporting and Posting Requirements. The CCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CCC’s website.

The CCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,966,000	₱	72,552,000	₱	7,900,000	₱	119,418,000
Administration of Personnel Benefits		757,000						757,000

Sub-total, General Administration and Support		39,723,000		72,552,000		7,900,000		120,175,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	467
OTHER EXECUTIVE OFFICES

Operations
CLIMATE CHANGE POLICY AND ADVISORY PROGRAM		7,433,000		119,732,000				127,165,000

Coordination Meetings with Stakeholders		3,376,000		4,847,000				8,223,000
Policy Development		1,638,000		59,936,000				61,574,000
Community Liaison		2,419,000		7,459,000				9,878,000
Training Course Development				47,000				47,000
Production of Training and Information Materials/Knowledge Management				4,058,000				4,058,000
Delivery of Training Workshops				43,385,000				43,385,000
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		4,340,000		3,795,000				8,135,000

Review of Project Proposals		4,340,000		3,603,000				7,943,000
Monitoring of Research Projects-in-Progress				30,000				30,000
Publication and Dissemination of Results of Completed Projects				162,000				162,000

Sub-total, Operations		11,773,000		123,527,000				135,300,000

TOTAL NEW APPROPRIATIONS	₱	51,496,000	₱	196,079,000	₱	7,900,000	₱	255,475,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	38,980

Total Permanent Positions	38,980

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	912
Transportation Allowance	912
Clothing and Uniform Allowance	392
Mid-Year Bonus - Civilian	3,247
Year End Bonus	3,247
Cash Gift	280
Productivity Enhancement Incentive	280
Step Increment	97

468	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Other Compensation Common to All	10,711

Other Benefits
PAG-IBIG Contributions	135
PhilHealth Contributions	846
Employees Compensation Insurance Premiums	67
Terminal Leave	757

Total Other Benefits	1,805

Total Personnel Services	51,496

Maintenance and Other Operating Expenses
Travelling Expenses	10,423
Training and Scholarship Expenses	45,677
Supplies and Materials Expenses	6,454
Utility Expenses	2,321
Communication Expenses	5,478
Awards/Rewards and Prizes	2,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	900
Professional Services	68,976
General Services	4,795
Repairs and Maintenance	3,335
Taxes, Insurance Premiums and Other Fees	389
Other Maintenance and Operating Expenses
Printing and Publication Expenses	5,600
Representation Expenses	13,889
Transportation and Delivery Expenses	4
Rent/Lease Expenses	22,654
Subscription Expenses	2,539
Other Maintenance and Operating Expenses	145

Total Maintenance and Other Operating Expenses	196,079

Total Current Operating Expenditures	247,575

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,940
Intangible Assets Outlay	960

Total Capital Outlays	7,900

TOTAL NEW APPROPRIATIONS	255,475

D. COMMISSION ON FILIPINOS OVERSEAS

For general administration and support, and operations, as indicated hereunder	₱	244,206,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	469
OTHER EXECUTIVE OFFICES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	30,284,000	₱	39,068,000	₱	12,451,000	₱	81,803,000

Operations		33,950,000		116,972,000		11,481,000		162,403,000

OVERSEAS FILIPINO WELFARE PROGRAM		33,950,000		116,972,000		11,481,000		162,403,000

TOTAL NEW APPROPRIATIONS	₱	64,234,000	₱	156,040,000	₱	23,932,000	₱	244,206,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission on Filipinos Overseas (CFO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CFO’s website.

The CFO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,284,000	₱	39,068,000	₱	12,451,000	₱	81,803,000

Sub-total, General Administration and Support		30,284,000		39,068,000		12,451,000		81,803,000

Operations
OVERSEAS FILIPINO WELFARE PROGRAM		33,950,000		116,972,000		11,481,000		162,403,000

Policy Formulation, Coordination, Plan Implementation of the Filipinos Overseas Program		33,950,000		116,972,000		11,481,000		162,403,000

Sub-total, Operations		33,950,000		116,972,000		11,481,000		162,403,000

TOTAL NEW APPROPRIATIONS	₱	64,234,000	₱	156,040,000	₱	23,932,000	₱	244,206,000

470	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	48,110

Total Permanent Positions	48,110

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	738
Transportation Allowance	738
Clothing and Uniform Allowance	553
Mid-Year Bonus - Civilian	4,009
Year End Bonus	4,009
Cash Gift	395
Productivity Enhancement Incentive	395
Step Increment	120

Total Other Compensation Common to All	12,853

Other Compensation for Specific Groups
Lump-sum for Personnel Services	1,642
Anniversary Bonus - Civilian	213

Total Other Compensation for Specific Groups	1,855

Other Benefits
PAG-IBIG Contributions	189
PhilHealth Contributions	1,112
Employees Compensation Insurance Premiums	95
Loyalty Award - Civilian	20

Total Other Benefits	1,416

Total Personnel Services	64,234

Maintenance and Other Operating Expenses
Travelling Expenses	6,873
Training and Scholarship Expenses	25,717
Supplies and Materials Expenses	13,131
Utility Expenses	5,953
Communication Expenses	11,619
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	552
Professional Services	40,542
General Services	2,642
Repairs and Maintenance	3,720
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	2,934

DECEMBER 30, 2024	OFFICIAL GAZETTE	471
OTHER EXECUTIVE OFFICES

Printing and Publication Expenses	2,625
Representation Expenses	500
Rent/Lease Expenses	27,022
Subscription Expenses	9,480
Other Maintenance and Operating Expenses	2,530

Total Maintenance and Other Operating Expenses	156,040

Total Current Operating Expenditures	220,274

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	23,932

Total Capital Outlays	23,932

TOTAL NEW APPROPRIATIONS	244,206

E. COMMISSION ON HIGHER EDUCATION

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	33,310,278,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	81,448,000	₱	55,921,000	₱		₱	137,369,000
Support to Operations		7,468,000		1,716,000				9,184,000
Operations		365,460,000		31,291,360,000		24,000,000		31,680,820,000

HIGHER EDUCATION REGULATION PROGRAM		327,731,000		225,902,000		24,000,000		577,633,000
HIGHER EDUCATION DEVELOPMENT PROGRAM		37,729,000		31,065,458,000				31,103,187,000

Total, Regular Programs		454,376,000		31,348,997,000		24,000,000		31,827,373,000

B. PROJECT(S)
Locally-Funded Project(s)				1,480,589,000		2,316,000		1,482,905,000

Total, Project(s)				1,480,589,000		2,316,000		1,482,905,000

TOTAL NEW APPROPRIATIONS	₱	454,376,000	₱	32,829,586,000	₱	26,316,000	₱	33,310,278,000

Special Provision(s)

1. Higher Education Development Fund. In addition to the amounts appropriated herein, One Billion Five Hundred Thirty Two Million Ninety Eight Thousand Pesos (₱1,532,098,000) shall be used for the MOOE requirements of the Commission, sourced from the following in accordance with Section 10 of R.A. No. 7722:

(i)	Travel tax collections of the Tourism Infrastructure and Enterprise Zone Authority;

472	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

(ii)	Sales from the lotto operations of PCSO; and

(iii)	Collections of the Professional Regulation Commission.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules and regulations.

In the overall programming of Higher Education Development Fund (HEDF), the CHED shall ensure that the full requirements of existing scholars are considered to guarantee their continuing funding. The CHED En Banc is authorized to use the HEDF to fund qualified new tertiary education subsidy (TES) grantees, prioritizing those from low income households consistent with R.A. No. 10931, who cannot be covered by the current year’s appropriations for TES. The CHED shall likewise prioritize courses aligned with global innovation platforms of Science, Technology, Engineering, Agri-fisheries, and Mathematics (STEAM), as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure and other priority manufacturing industries in the grant of scholarships.

2. Rationalization of State Universities and Colleges and Local Universities and Colleges Programs and Course Offerings. The CHED shall evaluate and rationalize all existing programs and course offerings of the SUCs and local universities and colleges (LUCs), particularly LUCs-beneficiaries of R.A. No. 10931, prioritizing programs which are oversubscribed or programs identified by the National Government to be priority programs, to ensure that they are directly aligned with the SUCs’/LUCs’ core mandate, consistent with its supervisory and regulatory functions. The CHED shall also ensure that the number of students admitted by the SUCs and LUCs does not exceed the optimal number of students that can be enrolled in each program offered and the number of students that the existing resources and capacity of the SUCs and LUCs can carry, based on predetermined parameters to be determined by the CHED. The CHED shall likewise evaluate applications for the opening of new programs and course offerings if they are within the core mandate of the SUCs/LUCs or fall under the fields of the priority programs.

3. Universal Access to Quality Tertiary Education. The amount appropriated for Universal Access to Quality Tertiary Education (UAQTE) shall be used to cover the cost of tertiary education for all Filipino students enrolled in SUCs, LUCs, and private higher education institutions (HEIs), subject to prioritization and availability of funds, pursuant to R.A. No. 10931 and its IRR: Provided, That it shall also be used to cover the education benefits provided under R.A. No. 11861 (Expanded Solo Parents Welfare Act).

The Unified Student Financial Assistance System for Tertiary Education (UniFAST) Board shall administer the amount appropriated herein: Provided , That the same shall be used to cover tuition and other school fees based on 2024 rates: Provided, further , That in no case shall more than one and one half percent (1.5%) of the amount for TES and student loan program be used for administrative cost.

In the selection of new UAQTE-TES grantees, the UniFAST shall, pursuant to Section 7 of R.A. No. 10931, prioritize students under Listahanan 3.0, including students from 4Ps households, and other students from low-income households but not part of Listahanan 3.0: Provided , That such students submit proof of income to the UniFAST.

The implementation of UAQTE-TES shall likewise cover the existing grantees under the Tulong Dunong Program, subject to the prioritization as reiterated in the preceding paragraph. A list of participating HEIs in the TES shall be posted in the UniFAST website.

The CHED shall ensure that the enrollment capacity is strictly observed by the LUCs in the implementation of this program. In the case of SUCs, the free higher education program of the UAQTE shall be lodged in their respective budgets.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

4. Free Higher Education in Local Universities and Colleges. The amount required for the implementation of the Free Higher Education (FHE) Program, as determined by the respective governing boards of LUCs based on the actual number of enrollees for each academic year, shall be immediately released to such LUCs: Provided, That such determination of the actual number of enrollees and the amount to be reimbursed shall be subject to the validation of CHED.

5. Scholarship Grants for Dependents of Sugar Industry Workers. The amount of Sixty Five Million One Hundred Forty Seven Thousand Pesos (₱65,147,000) under Provision of Assistance and Incentives, Scholarships and Grants through Student Financial Assistance Programs shall be used as scholarship grants for dependents of sugar industry workers and small farmers pursuant to R.A. No. 10659.

6. Agriculture and Fisheries Modernization Program. The amount of Fifteen Million Three Hundred Ninety Seven Thousand Pesos (₱15,397,000) appropriated herein under the Development of Standards of Excellence for Higher Education Programs and Institutions shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program.

7. Reporting and Posting Requirements. The CHED shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CHED’s website.

The CHED shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	473
OTHER EXECUTIVE OFFICES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,855,000	₱	54,456,000	₱		₱	117,311,000

National Capital Region (NCR)		62,855,000		54,456,000				117,311,000

Central Office		62,855,000		54,456,000				117,311,000
Administration of Personnel Benefits		10,813,000						10,813,000

National Capital Region (NCR)		4,879,000						4,879,000

Central Office		3,664,000						3,664,000
Regional Office - NCR		1,215,000						1,215,000
Region VI - Western Visayas		1,772,000						1,772,000

Regional Office - VI		1,772,000						1,772,000
Region IX - Zamboanga Peninsula		2,966,000						2,966,000

Regional Office - IX		2,966,000						2,966,000
Region X - Northern Mindanao		1,196,000						1,196,000

Regional Office - X		1,196,000						1,196,000
Management of Receipts and Payments in Relation to Higher Education Development Fund		7,780,000		1,465,000				9,245,000

National Capital Region (NCR)		7,780,000		1,465,000				9,245,000

Central Office		7,780,000		1,465,000				9,245,000

Sub-total, General Administration and Support		81,448,000		55,921,000				137,369,000

Support to Operations
Provision of Legal Service		7,468,000		1,716,000				9,184,000

National Capital Region (NCR)		7,468,000		1,716,000				9,184,000

Central Office		7,468,000		1,716,000				9,184,000

Sub-total, Support to Operations		7,468,000		1,716,000				9,184,000

Operations
HIGHER EDUCATION REGULATION PROGRAM		327,731,000		225,902,000		24,000,000		577,633,000

Monitoring and Evaluation of Performance of Higher Education Programs		265,885,000		124,002,000		24,000,000		413,887,000

National Capital Region (NCR)		18,937,000		11,568,000				30,505,000

Regional Office - NCR		18,937,000		11,568,000				30,505,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Region I - Ilocos	17,591,000	5,201,000		22,792,000

Regional Office - I	17,591,000	5,201,000		22,792,000
Cordillera Administrative Region (CAR)	17,895,000	3,870,000		21,765,000

Regional Office - CAR	17,895,000	3,870,000		21,765,000
Region II - Cagayan Valley	11,387,000	3,528,000		14,915,000

Regional Office - II	11,387,000	3,528,000		14,915,000
Region III - Central Luzon	14,836,000	3,746,000		18,582,000

Regional Office - III	14,836,000	3,746,000		18,582,000
Region IVA - CALABARZON	19,180,000	4,743,000		23,923,000

Regional Office - IVA	19,180,000	4,743,000		23,923,000
Region IVB - MIMAROPA	14,165,000	3,135,000		17,300,000

Regional Office - IVB	14,165,000	3,135,000		17,300,000
Region V - Bicol	18,210,000	4,036,000		22,246,000

Regional Office - V	18,210,000	4,036,000		22,246,000
Region VI - Western Visayas	21,537,000	4,312,000		25,849,000

Regional Office - VI	21,537,000	4,312,000		25,849,000
Region VII - Central Visayas	19,483,000	6,371,000		25,854,000

Regional Office - VII	19,483,000	6,371,000		25,854,000
Region VIII - Eastern Visayas	18,950,000	54,354,000	24,000,000	97,304,000

Regional Office - VIII	18,950,000	54,354,000	24,000,000	97,304,000
Region IX - Zamboanga Peninsula	12,264,000	3,911,000		16,175,000

Regional Office - IX	12,264,000	3,911,000		16,175,000
Region X - Northern Mindanao	17,687,000	4,363,000		22,050,000

Regional Office - X	17,687,000	4,363,000		22,050,000
Region XI - Davao	17,527,000	3,562,000		21,089,000

Regional Office - XI	17,527,000	3,562,000		21,089,000
Region XII - SOCCSKSARGEN	15,162,000	3,409,000		18,571,000

Regional Office - XII	15,162,000	3,409,000		18,571,000
Region XIII - CARAGA	11,074,000	3,893,000		14,967,000

Regional Office - XIII	11,074,000	3,893,000		14,967,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	475
OTHER EXECUTIVE OFFICES

Development of Standards of Excellence for Higher Education Programs and Institutions	48,478,000	31,196,000	79,674,000

National Capital Region (NCR)	48,478,000	31,196,000	79,674,000

Central Office	48,478,000	31,196,000	79,674,000
Development of Standards and Monitoring of Expanded Tertiary Education Equivalency Accreditation Program (ETEEAP) and Ladderized Education Program and Other Non-Conventional Higher Education Programs	2,669,000	2,381,000	5,050,000

National Capital Region (NCR)	2,669,000	2,381,000	5,050,000

Central Office	2,669,000	2,381,000	5,050,000
Provision of Appropriate Incentives to Quality HEIs and Programs	10,699,000	1,474,000	12,173,000

National Capital Region (NCR)	10,699,000	1,474,000	12,173,000

Central Office	10,699,000	1,474,000	12,173,000
Legal Education Regulation Program		66,849,000	66,849,000

National Capital Region (NCR)		66,849,000	66,849,000

Central Office		66,849,000	66,849,000
HIGHER EDUCATION DEVELOPMENT PROGRAM	37,729,000	31,065,458,000	31,103,187,000

Formulation of Higher Education Plans, Directions, Priorities and Policies	20,558,000	17,011,000	37,569,000

National Capital Region (NCR)	20,558,000	17,011,000	37,569,000

Central Office	20,558,000	17,011,000	37,569,000
Development of Strategies and Schemes to Establish Linkages with International Institutions of Higher Learning	3,945,000	41,781,000	45,726,000

National Capital Region (NCR)	3,945,000	41,781,000	45,726,000

Central Office	3,945,000	41,781,000	45,726,000
Provision of Assistance and Incentives, Scholarships and Grants Through Student Financial Assistance Programs		1,516,929,000	1,516,929,000

National Capital Region (NCR)		1,516,929,000	1,516,929,000

Central Office		1,516,929,000	1,516,929,000
Formulation of Policies and Guidelines on Student Affairs and Provision of Student Services	9,826,000	21,554,000	31,380,000

National Capital Region (NCR)	9,826,000	21,554,000	31,380,000

Central Office	9,826,000	21,554,000	31,380,000

476	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Development of Policies for Unified Student Financial Assistance System in Tertiary Education Program	3,400,000	13,189,000		16,589,000

National Capital Region (NCR)	3,400,000	13,189,000		16,589,000

Central Office	3,400,000	13,189,000		16,589,000
Universal Access to Quality Tertiary Education - Tertiary Education Subsidy		21,724,918,000		21,724,918,000

National Capital Region (NCR)		21,724,918,000		21,724,918,000

Central Office		21,724,918,000		21,724,918,000
Universal Access to Quality Tertiary Education - Free Higher Education		5,522,826,000		5,522,826,000

National Capital Region (NCR)		5,522,826,000		5,522,826,000

Central Office		5,522,826,000		5,522,826,000
Tulong Dunong Program		2,057,250,000		2,057,250,000

National Capital Region (NCR)		2,057,250,000		2,057,250,000

Central Office		2,057,250,000		2,057,250,000
Seed Fund for Development of Medical Schools in SUCs		150,000,000		150,000,000

National Capital Region (NCR)		150,000,000		150,000,000

Central Office		150,000,000		150,000,000

Sub-total, Operations	365,460,000	31,291,360,000	24,000,000	31,680,820,000

Total, Regular Programs	454,376,000	31,348,997,000	24,000,000	31,827,373,000

PROJECT(S)
Locally-Funded Project(s)
Subsidy for Tuition Fees of Medical Students in State Universities and Colleges		794,000		794,000

National Capital Region (NCR)		794,000		794,000

Central Office		794,000		794,000
Financial Assistance for Post Graduate Students		505,000,000		505,000,000

National Capital Region (NCR)		505,000,000		505,000,000

Central Office		505,000,000		505,000,000
Medical Scholarship and Return Service Program		909,994,000		909,994,000

National Capital Region (NCR)		909,994,000		909,994,000

Central Office		909,994,000		909,994,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	477
OTHER EXECUTIVE OFFICES

Generation of Higher Education Statistics, Mapping of Higher Education Institutions				13,274,000				13,274,000

National Capital Region (NCR)				13,274,000				13,274,000

Central Office				13,274,000				13,274,000
Access and Success of Equity Target Groups: Development of Databases				2,148,000				2,148,000

National Capital Region (NCR)				2,148,000				2,148,000

Central Office				2,148,000				2,148,000
Restructuring and Refurbishing of the Existing CHEDRO VII Building (Administrative Building)						2,316,000		2,316,000

Region VII - Central Visayas						2,316,000		2,316,000

Regional Office - VII						2,316,000		2,316,000
Athlete Support Program for ROTC Games				49,379,000				49,379,000

National Capital Region (NCR)				49,379,000				49,379,000

Central Office				49,379,000				49,379,000

Sub-total, Locally-Funded Project(s)				1,480,589,000		2,316,000		1,482,905,000

Total, Project(s)				1,480,589,000		2,316,000		1,482,905,000

TOTAL NEW APPROPRIATIONS	₱	454,376,000	₱	32,829,586,000	₱	26,316,000	₱	33,310,278,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	339,784

Total Permanent Positions	339,784

Other Compensation Common to All
Personnel Economic Relief Allowance	12,408
Representation Allowance	7,134
Transportation Allowance	7,134
Clothing and Uniform Allowance	3,619
Honoraria	722
Mid-Year Bonus - Civilian	28,315
Year End Bonus	28,315
Cash Gift	2,585
Productivity Enhancement Incentive	2,585
Step Increment	851

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GENERAL APPROPRIATIONS ACT, FY 2025

Total Other Compensation Common to All	93,668

Other Benefits
PAG-IBIG Contributions	1,241
PhilHealth Contributions	7,841
Employees Compensation Insurance Premiums	619
Loyalty Award - Civilian	410
Terminal Leave	10,813

Total Other Benefits	20,924

Total Personnel Services	454,376

Maintenance and Other Operating Expenses
Travelling Expenses	38,034
Training and Scholarship Expenses	16,032
Supplies and Materials Expenses	38,618
Utility Expenses	18,625
Communication Expenses	10,120
Awards/Rewards and Prizes	124
Demolition/Relocation and Desilting/Dredging Expenses	135
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,823
Professional Services	150,728
General Services	30,762
Repairs and Maintenance	5,325
Taxes, Insurance Premiums and Other Fees	4,901
Other Maintenance and Operating Expenses
Advertising Expenses	86
Printing and Publication Expenses	1,500
Representation Expenses	45,733
Transportation and Delivery Expenses	743
Rent/Lease Expenses	52,139
Membership Dues and Contributions to Organizations	184
Subscription Expenses	1,337
Donations	32,358,957
Other Maintenance and Operating Expenses	49,680

Total Maintenance and Other Operating Expenses	32,829,586

Total Current Operating Expenditures	33,283,962

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,816
Machinery and Equipment Outlay	2,500
Transportation Equipment Outlay	5,000
Furniture, Fixtures and Books Outlay	15,000

Total Capital Outlays	26,316

TOTAL NEW APPROPRIATIONS	33,310,278

F. COMMISSION ON THE FILIPINO LANGUAGE

For general administration and support, and operations, as indicated hereunder	₱	100,471,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	479
OTHER EXECUTIVE OFFICES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	8,856,000	₱	20,463,000		₱	29,319,000
Operations		37,216,000		33,936,000			71,152,000

FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM		37,216,000		33,936,000			71,152,000

TOTAL NEW APPROPRIATIONS	₱	46,072,000	₱	54,399,000		₱	100,471,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission on the Filipino Language (CFL) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CFL’s website.

The CFL shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,856,000	₱	20,463,000		₱	29,319,000

Sub-total, General Administration and Support		8,856,000		20,463,000			29,319,000

Operations
FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM		37,216,000		33,936,000			71,152,000

Policy Advisory on Filipino and Other Philippine Languages		22,512,000		3,837,000			26,349,000
Promotion and Enrichment of Filipino and Other Philippine Languages		14,704,000		30,099,000			44,803,000

Sub-total, Operations		37,216,000		33,936,000			71,152,000

480	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

TOTAL NEW APPROPRIATIONS	₱	46,072,000	₱	54,399,000	₱	100,471,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,210

Total Permanent Positions	35,210

Other Compensation Common to All
Personnel Economic Relief Allowance	1,176
Representation Allowance	966
Transportation Allowance	966
Clothing and Uniform Allowance	343
Mid-Year Bonus - Civilian	2,934
Year End Bonus	2,934
Cash Gift	245
Productivity Enhancement Incentive	245
Step Increment	88

Total Other Compensation Common to All	9,897

Other Benefits
PAG-IBIG Contributions	117
PhilHealth Contributions	759
Employees Compensation Insurance Premiums	59
Loyalty Award - Civilian	30

Total Other Benefits	965

Total Personnel Services	46,072

Maintenance and Other Operating Expenses
Travelling Expenses	11,324
Training and Scholarship Expenses	750
Supplies and Materials Expenses	5,873
Utility Expenses	1,800
Communication Expenses	1,250
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	600
Professional Services	11,499
General Services	1,460
Repairs and Maintenance	150
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	2,216

DECEMBER 30, 2024	OFFICIAL GAZETTE	481
OTHER EXECUTIVE OFFICES

Representation Expenses	550
Transportation and Delivery Expenses	303
Rent/Lease Expenses	13,120
Subscription Expenses	350
Other Maintenance and Operating Expenses	2,054

Total Maintenance and Other Operating Expenses	54,399

Total Current Operating Expenditures	100,471

TOTAL NEW APPROPRIATIONS	100,471

G. DANGEROUS DRUGS BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	421,370,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	38,476,000	₱	49,919,000	₱	56,650,000	₱	145,045,000
Support to Operations		7,662,000		88,373,000				96,035,000
Operations		23,588,000		156,702,000				180,290,000

DRUG ABUSE PREVENTION AND CONTROL PROGRAM		23,588,000		156,702,000				180,290,000

TOTAL NEW APPROPRIATIONS	₱	69,726,000	₱	294,994,000	₱	56,650,000	₱	421,370,000

Special Provision(s)

1. Collections for Drug Rehabilitation Activities. In addition to the amounts appropriated herein, the following shall be the fund sources of the Board and shall be utilized accordingly:

(a)	Twenty five percent (25%) gross receipts from breakage by the Metro Manila Turf Club, Inc. under R.A. No. 7978, as amended, for the rehabilitation of drug dependents;

(b)

Ten percent (10%) of unclaimed and forfeited sweepstakes and lotto prizes of the PCSO for the implementation of R.A. No. 9165, except for operating expenses of the Board and other agencies concerned. At least fifty percent (50%) thereof shall be reserved for assistance to government-owned or operated rehabilitation centers; and

(c)

Five Million Pesos (₱5,000,000) a month from the National Government share in the income of the PAGCOR for the establishment, maintenance and operations of drug rehabilitation centers in accordance with Section 87 of R.A. No. 9165.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The Dangerous Drugs Board (DDB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	DDB’s website.

The DDB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts or conditions:

482	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,616,000	₱	49,919,000	₱	56,650,000	₱	141,185,000
Administration of Personnel Benefits		3,860,000						3,860,000

Sub-total, General Administration and Support		38,476,000		49,919,000		56,650,000		145,045,000

Support to Operations
Program Monitoring and Evaluation		7,662,000		88,373,000				96,035,000

Sub-total, Support to Operations		7,662,000		88,373,000				96,035,000

Operations
DRUG ABUSE PREVENTION AND CONTROL PROGRAM		23,588,000		156,702,000				180,290,000

Policy Formulation and Other Issuances Through the Conduct of Surveys / Researches / Studies on Drug Related Issues and Concerns		12,069,000		94,797,000				106,866,000
Development and Implementation of Advocacies / Information Programs and Production of IEC Materials on Drug Abuse Prevention and Control		5,343,000		42,577,000				47,920,000
Conduct of Capacity Building Programs for Stakeholders		6,176,000		19,328,000				25,504,000

Sub-total, Operations		23,588,000		156,702,000				180,290,000

TOTAL NEW APPROPRIATIONS	₱	69,726,000	₱	294,994,000	₱	56,650,000	₱	421,370,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	49,300

Total Permanent Positions	49,300

DECEMBER 30, 2024	OFFICIAL GAZETTE	483
OTHER EXECUTIVE OFFICES

Other Compensation Common to All
Personnel Economic Relief Allowance	2,424
Representation Allowance	762
Transportation Allowance	474
Clothing and Uniform Allowance	707
Mid-Year Bonus - Civilian	4,109
Year End Bonus	4,109
Cash Gift	505
Per Diems	70
Productivity Enhancement Incentive	505
Step Increment	123

Total Other Compensation Common to All	13,788

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,230

Total Other Compensation for Specific Groups	1,230

Other Benefits
PAG-IBIG Contributions	243
PhilHealth Contributions	1,124
Employees Compensation Insurance Premiums	121
Loyalty Award - Civilian	60
Terminal Leave	3,860

Total Other Benefits	5,408

Total Personnel Services	69,726

Maintenance and Other Operating Expenses
Travelling Expenses	6,802
Training and Scholarship Expenses	105,059
Supplies and Materials Expenses	12,649
Utility Expenses	10,268
Communication Expenses	5,869
Survey, Research, Exploration and Development Expenses	1,941
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,248
Professional Services	57,814
General Services	12,182
Repairs and Maintenance	9,279
Taxes, Insurance Premiums and Other Fees	695
Other Maintenance and Operating Expenses
Advertising Expenses	6,754
Printing and Publication Expenses	6,909
Representation Expenses	26,816
Rent/Lease Expenses	11,905
Subscription Expenses	12,712
Other Maintenance and Operating Expenses	6,092

Total Maintenance and Other Operating Expenses	294,994

Total Current Operating Expenditures	364,720

484	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,500
Machinery and Equipment Outlay	31,850
Transportation Equipment Outlay	16,300

Total Capital Outlays	56,650

TOTAL NEW APPROPRIATIONS	421,370

H. ENERGY REGULATORY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	902,084,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	148,682,000	₱	298,591,000	₱	5,562,000	₱	452,835,000
Operations		173,967,000		231,307,000		43,975,000		449,249,000

ELECTRIC POWER INDUSTRY REGULATORY PROGRAM		173,967,000		231,307,000		43,975,000		449,249,000

TOTAL NEW APPROPRIATIONS	₱	322,649,000	₱	529,898,000	₱	49,537,000	₱	902,084,000

Special Provision(s)

1. Reporting and Posting Requirements. The Energy Regulatory Commission (ERC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	ERC’s website.

The ERC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	148,348,000	₱	298,591,000	₱	5,562,000	₱	452,501,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	485
OTHER EXECUTIVE OFFICES

Administration of Personnel Benefits		334,000						334,000

Sub-total, General Administration and Support		148,682,000		298,591,000		5,562,000		452,835,000

Operations
ELECTRIC POWER INDUSTRY REGULATORY PROGRAM		173,967,000		231,307,000		43,975,000		449,249,000

Regulation of Energy Related Industries
Through Screening and Registration		45,347,000		115,746,000		2,425,000		163,518,000
Enforcement of Rules and Regulations		29,922,000		7,769,000				37,691,000
Monitoring of Regulated Entities		37,694,000		58,091,000				95,785,000
Consumer Education and Protection Program		61,004,000		49,701,000		41,550,000		152,255,000

Sub-total, Operations		173,967,000		231,307,000		43,975,000		449,249,000

TOTAL NEW APPROPRIATIONS	₱	322,649,000	₱	529,898,000	₱	49,537,000	₱	902,084,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	253,946

Total Permanent Positions	253,946

Other Compensation Common to All
Personnel Economic Relief Allowance	7,320
Representation Allowance	3,216
Transportation Allowance	3,216
Clothing and Uniform Allowance	2,135
Mid-Year Bonus - Civilian	21,161
Year End Bonus	21,161
Cash Gift	1,525
Productivity Enhancement Incentive	1,525
Step Increment	233

Total Other Compensation Common to All	61,492

Other Benefits
PAG-IBIG Contributions	730
PhilHealth Contributions	5,650
Employees Compensation Insurance Premiums	367
Loyalty Award - Civilian	130
Terminal Leave	334

Total Other Benefits	7,211

486	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Personnel Services	322,649

Maintenance and Other Operating Expenses
Travelling Expenses	62,167
Training and Scholarship Expenses	12,961
Supplies and Materials Expenses	33,138
Utility Expenses	19,678
Communication Expenses	24,277
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,200
Professional Services	111,059
General Services	33,673
Repairs and Maintenance	1,000
Taxes, Insurance Premiums and Other Fees	500
Other Maintenance and Operating Expenses
Advertising Expenses	1,840
Printing and Publication Expenses	50
Rent/Lease Expenses	130,062
Subscription Expenses	97,293

Total Maintenance and Other Operating Expenses	529,898

Total Current Operating Expenditures	852,547

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	49,537

Total Capital Outlays	49,537

TOTAL NEW APPROPRIATIONS	902,084

I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	504,568,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	16,244,000	₱	36,462,000	₱	39,000,000	₱	91,706,000
Operations		8,997,000		389,450,000		14,415,000		412,862,000

FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		7,859,000		375,931,000				383,790,000
FILM HERITAGE PRESERVATION PROGRAM		1,138,000		13,519,000		14,415,000		29,072,000

TOTAL NEW APPROPRIATIONS	₱	25,241,000	₱	425,912,000	₱	53,415,000	₱	504,568,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	487
OTHER EXECUTIVE OFFICES

Special Provision(s)

1. Reporting and Posting Requirements. The Film Development Council of the Philippines (FDCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	FDCP’s website.

The FDCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,244,000	₱	36,462,000	₱	39,000,000	₱	91,706,000

Sub-total, General Administration and Support		16,244,000		36,462,000		39,000,000		91,706,000

Operations
FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		7,859,000		375,931,000				383,790,000

Film Industry Promotion and Development		7,859,000		375,931,000				383,790,000
FILM HERITAGE PRESERVATION PROGRAM		1,138,000		13,519,000		14,415,000		29,072,000

Film Preservation		1,138,000		13,519,000		14,415,000		29,072,000

Sub-total, Operations		8,997,000		389,450,000		14,415,000		412,862,000

TOTAL NEW APPROPRIATIONS	₱	25,241,000	₱	425,912,000	₱	53,415,000	₱	504,568,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	14,919

Total Permanent Positions	14,919

488	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	552
Representation Allowance	486
Transportation Allowance	486
Clothing and Uniform Allowance	161
Mid-Year Bonus - Civilian	1,243
Year End Bonus	1,243
Cash Gift	115
Productivity Enhancement Incentive	115
Step Increment	37

Total Other Compensation Common to All	4,438

Other Benefits
PAG-IBIG Contributions	55
PhilHealth Contributions	332
Employees Compensation Insurance Premiums	27

Total Other Benefits	414

Non-Permanent Positions	5,470

Total Personnel Services	25,241

Maintenance and Other Operating Expenses
Travelling Expenses	52,963
Training and Scholarship Expenses	1,078
Supplies and Materials Expenses	9,941
Utility Expenses	3,769
Communication Expenses	3,929
Awards/Rewards and Prizes	2,096
Professional Services	36,471
General Services	4,420
Repairs and Maintenance	6,184
Financial Assistance/Subsidy	194,752
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Printing and Publication Expenses	11,474
Representation Expenses	4,587
Rent/Lease Expenses	26,324
Membership Dues and Contributions to Organizations	120
Subscription Expenses	983
Other Maintenance and Operating Expenses	66,521

Total Maintenance and Other Operating Expenses	425,912

Total Current Operating Expenditures	451,153

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structure	27,900
Machinery and Equipment Outlay	14,415
Transportation Equipment Outlay	11,100

Total Capital Outlays	53,415

TOTAL NEW APPROPRIATIONS	504,568

DECEMBER 30, 2024	OFFICIAL GAZETTE	489
OTHER EXECUTIVE OFFICES

J. GAMES AND AMUSEMENTS BOARD

For general administration and support, and operations, as indicated hereunder	₱	141,485,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	37,590,000	₱	51,159,000	₱	2,990,000	₱	91,739,000
Operations		42,274,000		7,472,000				49,746,000

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM		42,274,000		7,472,000				49,746,000

TOTAL NEW APPROPRIATIONS	₱	79,864,000	₱	58,631,000	₱	2,990,000	₱	141,485,000

Special Provision(s)

1. Income from Admission Receipts and Radio, Television and Motion Picture Rights. In addition to the amounts appropriated herein, Nine Million Five Hundred Thousand Pesos (₱9,500,000) shall be used to augment the MOOE of Games and Amusements Board (GAB) sourced from three percent (3%) of the gross gate receipts and income from television, radio and motion picture rights of all professional games under the supervision and regulation of the GAB in accordance with Section 8 of P.D. No. 871.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules and regulations.

2. Reporting and Posting Requirements. The GAB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	GAB’s website.

The GAB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,590,000	₱	51,159,000	₱	2,990,000	₱	91,739,000

Sub-total, General Administration and Support		37,590,000		51,159,000		2,990,000		91,739,000

Operations
PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM		42,274,000		7,472,000				49,746,000

490	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Supervision of Professional Games and Amusements		25,052,000		6,330,000				31,382,000
Supervision of Betting During Horse Racing		17,222,000		1,142,000				18,364,000

Sub-total, Operations		42,274,000		7,472,000				49,746,000

TOTAL NEW APPROPRIATIONS	₱	79,864,000	₱	58,631,000	₱	2,990,000	₱	141,485,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	57,362

Total Permanent Positions	57,362

Other Compensation Common to All
Personnel Economic Relief Allowance	3,168
Representation Allowance	738
Transportation Allowance	738
Clothing and Uniform Allowance	924
Mid-Year Bonus - Civilian	4,780
Year End Bonus	4,780
Cash Gift	660
Productivity Enhancement Incentive	660
Step Increment	143

Total Other Compensation Common to All	16,591

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	809

Total Other Compensation for Specific Groups	809

Other Benefits
PAG-IBIG Contributions	317
PhilHealth Contributions	1,384
Employees Compensation Insurance Premiums	159
Loyalty Award - Civilian	100
Terminal Leave	1,124

Total Other Benefits	3,084

Non-Permanent Positions	2,018

Total Personnel Services	79,864

Maintenance and Other Operating Expenses

DECEMBER 30, 2024	OFFICIAL GAZETTE	491
OTHER EXECUTIVE OFFICES

Travelling Expenses	12,800
Training and Scholarship Expenses	3,020
Supplies and Materials Expenses	7,474
Utility Expenses	1,720
Communication Expenses	2,344
Awards, Rewards and Prizes	3,908
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	4,000
Extraordinary and Miscellaneous Expenses	150
Professional Services	4,475
General Services	2,500
Repairs and Maintenance	4,860
Taxes, Insurance Premiums and Other Fees	750
Other Maintenance and Operating Expenses
Advertising Expenses	3,000
Printing and Publication Expenses	150
Representation Expenses	700
Rent/Lease Expenses	3,583
Subscription Expenses	508
Bank Transaction Fee	30
Other Maintenance and Operating Expenses	2,659

Total Maintenance and Other Operating Expenses	58,631

Total Current Operating Expenditures	138,495

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,990

Total Capital Outlays	2,990

TOTAL NEW APPROPRIATIONS	141,485

K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

For general administration and support, and operations, as indicated hereunder	₱	254,270,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	91,963,000	₱	108,663,000	₱	10,000,000	₱	210,626,000
Operations		35,942,000		7,702,000				43,644,000

GOCC REGULATORY PROGRAM		35,942,000		7,702,000				43,644,000

TOTAL NEW APPROPRIATIONS	₱	127,905,000	₱	116,365,000	₱	10,000,000	₱	254,270,000

492	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Submission of Annual Report. The Governance Commission for Government-Owned or Controlled Corporations (GCG) shall submit to the Office of the President, the House of Representatives, the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, an annual report on the performance of the GOCCs under its coverage pursuant to Section 4 of R.A. No. 10149. Said annual report shall contain the following information on the GOCCs concerned: (i) FY 2024 performance targets and accomplishments; (ii) GCG performance assessment for FY 2024; (iii) summary of year-end financial statements; (iv) dividends remitted to the National Government; and (v) FYs 2023 and 2024 comparative report on basic salaries, allowances, benefits, and incentives received by members of the boards of directors or trustees, officers and personnel of GOCCs.

2. Reporting and Posting Requirements. The GCG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	GCG’s website.

The GCG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	91,963,000	₱	108,663,000	₱	10,000,000	₱	210,626,000

Sub-total, General Administration and Support		91,963,000		108,663,000		10,000,000		210,626,000

Operations
GOCC REGULATORY PROGRAM		35,942,000		7,702,000				43,644,000

CORPORATE STANDARDS SERVICES SUB-PROGRAM		7,387,000		3,508,000				10,895,000

GOCC Compensation and Position
Classification Services		2,712,000		1,015,000				3,727,000
GOCC Leadership Management		4,675,000		2,493,000				7,168,000
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM		28,555,000		4,194,000				32,749,000

Performance Monitoring and Evaluation Services		14,203,000		2,128,000				16,331,000
GOCC Rationalization Services		14,352,000		2,066,000				16,418,000

Sub-total, Operations		35,942,000		7,702,000				43,644,000

TOTAL NEW APPROPRIATIONS	₱	127,905,000	₱	116,365,000	₱	10,000,000	₱	254,270,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	493
OTHER EXECUTIVE OFFICES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	97,475

Total Permanent Positions	97,475

Other Compensation Common to All
Personnel Economic Relief Allowance	3,288
Representation Allowance	2,820
Transportation Allowance	2,820
Clothing and Uniform Allowance	959
Mid Year Bonus - Civilian	8,124
Year End Bonus	8,124
Cash Gift	685
Productivity Enhancement Incentive	685
Step Increment	244

Total Other Compensation Common to All	27,749

Other Benefits
PAG-IBIG Contributions	329
PhilHealth Contributions	2,188
Employees Compensation Insurance Premiums	164

Total Other Benefits	2,681

Total Personnel Services	127,905

Maintenance and Other Operating Expenses
Travelling Expenses	4,698
Training and Scholarship Expenses	10,552
Supplies and Materials Expenses	3,094
Utility Expenses	2,600
Communication Expenses	11,220
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,714
Professional Services	350
General Services	7,194
Repairs and Maintenance	920
Taxes, Insurance Premiums and Other Fees	1,759
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	350
Representation Expenses	3,225
Rent/Lease Expenses	36,345
Subscription Expenses	9,530
Other Maintenance and Operating Expenses	22,764

Total Maintenance and Other Operating Expenses	116,365

Total Current Operating Expenditures	244,270

494	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	254,270

L. MARAWI COMPENSATION BOARD

For general administration and support, and operations, as indicated hereunder	₱	1,154,729,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	104,729,000	₱	50,000,000		₱	154,729,000
Operations				1,000,000,000			1,000,000,000

MARAWI SIEGE VICTIMS COMPENSATION PROGRAM				1,000,000,000			1,000,000,000

TOTAL NEW APPROPRIATIONS	₱	104,729,000	₱	1,050,000,000		₱	1,154,729,000

Special Provision(s)

1. Marawi Siege Victims Compensation Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein shall be used for the compensation to: (i) any lawful owner of a residential, cultural, commercial structures, and other properties in Marawi’s Main Affected Areas or Other Affected Areas destroyed or damaged, either totally or partially, on the occasion of the Marawi Siege; (ii) owners of private properties demolished pursuant to the implementation of the Marawi Recovery, Rehabilitation, and Reconstruction Program; or (iii) the heirs of those who died or are legally presumed dead, in accordance with R.A. No. 11696 and guidelines to be promulgated by the Marawi Compensation Board (MCB).

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The MCB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	MCB’s website.

The MCB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	495
OTHER EXECUTIVE OFFICES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	104,729,000	₱	50,000,000		₱	154,729,000

Sub-total, General Administration and Support		104,729,000		50,000,000			154,729,000

Operations
MARAWI SIEGE VICTIMS COMPENSATION PROGRAM				1,000,000,000			1,000,000,000

Awarding of Monetary Compensation				1,000,000,000			1,000,000,000

Sub-total, Operations				1,000,000,000			1,000,000,000

TOTAL NEW APPROPRIATIONS	₱	104,729,000	₱	1,050,000,000		₱	1,154,729,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,401

Total Permanent Positions	78,401

Other Compensation Common to All
Personnel Economic Relief Allowance	2,688
Representation Allowance	1,692
Transportation Allowance	1,692
Clothing and Uniform Allowance	784
Mid-Year Bonus - Civilian	6,533
Year End Bonus	6,533
Cash Gift	560
Productivity Enhancement Incentive	560
Step Increment	196

Total Other Compensation Common to All	21,238

Other Benefits
PAG-IBIG Contributions	269
PhilHealth Contributions	1,668
Employees Compensation Insurance Premiums	134

Total Other Benefits	2,071

Non-Permanent Positions	3,019

Total Personnel Services	104,729

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Maintenance and Other Operating Expenses
Travelling Expenses	10,000
Training and Scholarship Expenses	5,000
Supplies and Materials Expenses	7,530
Utility Expenses	630
Communication Expenses	760
Awards/Rewards and Prizes	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,175
Professional Services	4,480
General Services	4,010
Repairs and Maintenance	1,500
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	215
Labor and Wages	4,000
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	1,000
Representation Expenses	3,000
Rent/Lease Expenses	3,000
Subscription Expenses	200
Other Maintenance and Operating Expenses	3,100

Total Maintenance and Other Operating Expenses	1,050,000

Total Current Operating Expenditures	1,154,729

TOTAL NEW APPROPRIATIONS	1,154,729

M. MINDANAO DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	606,687,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	52,840,000	₱	81,006,000	₱	173,163,000	₱	307,009,000
Support to Operations		10,270,000		49,588,000		20,200,000		80,058,000
Operations		40,701,000		164,679,000		14,240,000		219,620,000

MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM		12,775,000		67,708,000		6,090,000		86,573,000
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM		16,824,000		28,495,000		7,500,000		52,819,000
MINDANAO INVESTMENTS PROMOTION PROGRAM		11,102,000		68,476,000		650,000		80,228,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	497
OTHER EXECUTIVE OFFICES

TOTAL NEW APPROPRIATIONS	₱	103,811,000	₱	295,273,000	₱	207,603,000	₱	606,687,000

Special Provision(s)

1. Reporting and Posting Requirements. The Mindanao Development Authority (MinDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	MinDA’s website.

The MinDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,840,000	₱	81,006,000	173,163,000	₱	307,009,000

Sub-total, General Administration and Support		52,840,000		81,006,000	173,163,000		307,009,000

Support to Operations
Performance Management/ Operations Audit Service (OAS)				3,451,000			3,451,000
Technical Support on Program Communication and Knowledge Management		9,309,000		45,972,000	20,200,000		75,481,000
Legal Services		961,000		165,000			1,126,000

Sub-total, Support to Operations		10,270,000		49,588,000	20,200,000		80,058,000

Operations
MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM		12,775,000		67,708,000	6,090,000		86,573,000

Planning and Policy Development		10,864,000		530,000			11,394,000
Project Development and Resource Generation		1,911,000		67,178,000	6,090,000		75,179,000
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM		16,824,000		28,495,000	7,500,000		52,819,000

Institutional Strengthening		16,824,000		28,495,000	7,500,000		52,819,000
MINDANAO INVESTMENTS PROMOTION PROGRAM		11,102,000		68,476,000	650,000		80,228,000

Investment Promotion		7,434,000		36,275,000	650,000		44,359,000
BIMP-EAGA and Other International Trade Cooperations		3,668,000		32,201,000			35,869,000

Sub-total, Operations		40,701,000		164,679,000	14,240,000		219,620,000

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GENERAL APPROPRIATIONS ACT, FY 2025

TOTAL NEW APPROPRIATIONS	₱	103,811,000	₱	295,273,000	₱	207,603,000	₱	606,687,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	79,176

Total Permanent Positions	79,176

Other Compensation Common to All
Personnel Economic Relief Allowance	2,808
Representation Allowance	2,112
Transportation Allowance	2,112
Clothing and Uniform Allowance	819
Mid-Year Bonus - Civilian	6,597
Year End Bonus	6,597
Cash Gift	585
Productivity Enhancement Incentive	585
Step Increment	198

Total Other Compensation Common to All	22,413

Other Benefits
PAG-IBIG Contributions	281
PhilHealth Contributions	1,801
Employees Compensation Insurance Premiums	140

Total Other Benefits	2,222

Total Personnel Services	103,811

Maintenance and Other Operating Expenses
Travelling Expenses	18,715
Training and Scholarship Expenses	2,378
Supplies and Materials Expenses	8,434
Utility Expenses	4,680
Communication Expenses	2,592
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,116
Professional Services	24,529
General Services	11,509
Repairs and Maintenance	3,900
Taxes, Insurance Premiums and Other Fees	1,020
Other Maintenance and Operating Expenses
Advertising Expenses	550
Printing and Publication Expenses	728
Representation Expenses	41,133
Rent/Lease Expenses	22,478

DECEMBER 30, 2024	OFFICIAL GAZETTE	499
OTHER EXECUTIVE OFFICES

Subscription Expenses	340
Other Maintenance and Operating Expenses	151,171

Total Maintenance and Other Operating Expenses	295,273

Total Current Operating Expenditures	399,084

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	152,237
Machinery and Equipment Outlay	39,876
Transportation Equipment Outlay	12,000
Furniture, Fixtures and Books Outlay	300
Intangible Assets	3,190

Total Capital Outlays	207,603

TOTAL NEW APPROPRIATIONS	606,687

N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

For general administration and support, and operations, as indicated hereunder	₱	44,652,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	17,167,000			₱	17,167,000
Operations		27,485,000				27,485,000

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM		27,485,000				27,485,000

TOTAL NEW APPROPRIATIONS	₱	44,652,000			₱	44,652,000

Special Provision(s)

1. Fees, Charges and Assessments. In addition to the amounts appropriated herein, One Hundred Sixteen Million Five Hundred Thirty Three Thousand Pesos (₱116,533,000) shall be used for the MOOE and capital outlay requirements of the Movie and Television Review and Classification Board (MTRCB) sourced from fees and charges levied, assessed, and collected by the MTRCB in the conduct of its operations, in accordance with Section 20 of P.D. No. 1986.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The MTRCB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	MTRCB’s website.

The MTRCB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,167,000			₱	17,167,000

Sub-total, General Administration and Support		17,167,000				17,167,000

Operations
MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM		27,485,000				27,485,000

Registration of Entities; Review and Classification of Movies, Television Programs, Publicity and Optical Media Material		19,469,000				19,469,000
Monitoring and Enforcement of Movies and Television Programs		6,357,000				6,357,000
Implementation of Awareness, Information Dissemination, Advocacy Campaigns and Partnerships		1,659,000				1,659,000

Sub-total, Operations		27,485,000				27,485,000

TOTAL NEW APPROPRIATIONS	₱	44,652,000			₱	44,652,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,099

Total Permanent Positions	24,099

Other Compensation Common to All
Personnel Economic Relief Allowance	1,224
Representation Allowance	468
Transportation Allowance	468
Clothing and Uniform Allowance	357
Mid-Year Bonus - Civilian	2,008
Year End Bonus	2,008

DECEMBER 30, 2024	OFFICIAL GAZETTE	501
OTHER EXECUTIVE OFFICES

Cash Gift	255
Per Diems	6,324
Productivity Enhancement Incentive	255
Step Increment	60

Total Other Compensation Common to All	13,427

Other Compensation for Specific Groups
RATA of Sectoral/Alternate Sectoral Representatives	6,324

Total Other Compensation for Specific Groups	6,324

Other Benefits
PAG-IBIG Contributions	122
PhilHealth Contributions	573
Employees Compensation Insurance Premiums	62
Loyalty Award - Civilian	45

Total Other Benefits	802

Total Personnel Services	44,652

Total Current Operating Expenditures	44,652

TOTAL NEW APPROPRIATIONS	44,652

O. NATIONAL AMNESTY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	120,001,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	32,508,000	₱	3,896,000	₱	2,400,000	₱	38,804,000
Operations				81,197,000				81,197,000

AMNESTY GRANT PROGRAM				81,197,000				81,197,000

TOTAL NEW APPROPRIATIONS	₱	32,508,000	₱	85,093,000	₱	2,400,000	₱	120,001,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Amnesty Commission (NAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NAC’s website.

The NAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

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2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,508,000	₱	3,896,000	₱	2,400,000	₱	38,804,000

Sub-total, General Administration and Support		32,508,000		3,896,000		2,400,000		38,804,000

Operations
AMNESTY GRANT PROGRAM				81,197,000				81,197,000

Processing and Issuance of Amnesty Grants				81,197,000				81,197,000

Sub-total, Operations				81,197,000				81,197,000

TOTAL NEW APPROPRIATIONS	₱	32,508,000	₱	85,093,000	₱	2,400,000	₱	120,001,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	32,508

Total Personnel Services	32,508

Maintenance and Other Operating Expenses
Travelling Expenses	10,848
Training and Scholarship Expenses	511
Supplies and Materials Expenses	5,901
Utility Expenses	1,880
Communication Expenses	925
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	751
Professional Services	26,039
Repairs and Maintenance	292
Other Maintenance and Operating Expenses
Printing and Publication Expenses	405
Representation Expenses	10,629
Rent/Lease Expenses	22,242
Transportation and Delivery Expenses	55

DECEMBER 30, 2024	OFFICIAL GAZETTE	503
OTHER EXECUTIVE OFFICES

Subscription Expenses	331
Other Maintenance and Operating Expenses	4,284

Total Maintenance and Other Operating Expenses	85,093

Total Current Operating Expenditures	117,601

Capital Outlays
Property, Plant and Equipment
Transportation Equipment Outlay	2,400

Total Current Operating Expenditures	2,400

TOTAL NEW APPROPRIATIONS	120,001

P. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

P.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	154,470,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	9,045,000	₱		₱	5,200,000	₱	14,245,000
Support to Operations		3,981,000						3,981,000
Operations		21,407,000						21,407,000

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM		17,016,000						17,016,000
NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM		4,391,000						4,391,000

Total, Regular Programs		34,433,000				5,200,000		39,633,000

B. PROJECT(S)
Locally-Funded Project(s)				114,837,000				114,837,000

Total, Project(s)				114,837,000				114,837,000

TOTAL NEW APPROPRIATIONS	₱	34,433,000	₱	114,837,000	₱	5,200,000	₱	154,470,000

Special Provision(s)

1. National Endowment Fund for Culture and Arts. In addition to the amounts appropriated herein, Five Hundred Seventy Five Million Three Hundred Fifteen Thousand Pesos (₱575,315,000) shall be used for the operating requirements of the National Commission for Culture and the Arts (NCCA) sourced from the contributions of PAGCOR and share from travel tax collections, constituted into the National Endowment Fund for Culture and Arts (NEFCA) in accordance with Section 20 of R.A. No. 7356. In no case shall more than twenty percent (20%) of said amount be used for Personnel Services.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

504	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Release of funds shall be subject to the Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules and regulations.

2. Revolving Fund for Fabrication of Cultural Items and Printing Publications. The revolving fund in the amount of Five Hundred Thousand Pesos (₱500,000) constituted from the sale of cultural items and publications shall be used to cover the fabrication of cultural items and printing of publications. The income collected in excess of said amount shall be deposited with the National Treasury as income of the General Fund pursuant to Section 22 of R.A. No. 7356.

Disbursements or expenditures by the NCCA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 s. 1987, and to appropriate criminal action under existing penal laws.

3. Reporting and Posting Requirements. The NCCA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NCCA’s website.

The NCCA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,045,000		₱	5,200,000	₱	14,245,000

Sub-total, General Administration and Support		9,045,000			5,200,000		14,245,000

Support to Operations
Project Monitoring and Evaluation Services		3,981,000					3,981,000

Sub-total, Support to Operations		3,981,000					3,981,000

Operations
NATIONAL CULTURE AND ARTS COORDINATION PROGRAM		17,016,000					17,016,000

Formulation and Development of Plans and Policies and Coordination with Affiliated Cultural Agencies		17,016,000					17,016,000
NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM		4,391,000					4,391,000

Administration and Supervision of the NEFCA Funds		4,391,000					4,391,000

Sub-total, Operations		21,407,000					21,407,000

Total, Regular Programs		34,433,000			5,200,000		39,633,000

PROJECT(S)
Locally-Funded Project(s)

DECEMBER 30, 2024	OFFICIAL GAZETTE	505
OTHER EXECUTIVE OFFICES

Operations, Maintenance and Continued Conservation of the Metropolitan Theater (MET)				31,837,000				31,837,000
Guest of Honor at Frankfurt Book Fair 2025				30,000,000				30,000,000
Venice Biennale				40,000,000				40,000,000
Independence Day Activities (Philippine Embassy Tokyo, Japan)				3,000,000				3,000,000
Planning, Programming, and Curatorial Activities Including Build and Design for the Northern Mindanao Center for Culture and the Arts				10,000,000				10,000,000

Sub-total, Locally-Funded Project(s)				114,837,000				114,837,000

Total, Project(s)				114,837,000				114,837,000

TOTAL NEW APPROPRIATIONS	₱	34,433,000	₱	114,837,000	₱	5,200,000	₱	154,470,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,694

Total Permanent Positions	25,694

Other Compensation Common to All
Personnel Economic Relief Allowance	1,008
Representation Allowance	708
Transportation Allowance	708
Clothing and Uniform Allowance	294
Mid-Year Bonus - Civilian	2,141
Year End Bonus	2,141
Cash Gift	210
Per Diems	486
Productivity Enhancement Incentive	210
Step Increment	64

Total Other Compensation Common to All	7,970

Other Benefits
PAG-IBIG Contributions	101
PhilHealth Contributions	608
Employees Compensation Insurance Premiums	50
Loyalty Award - Civilian	10

Total Other Benefits	769

Total Personnel Services	34,433

506	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Utility Expenses	4,927
Communication Expenses	1,710
General Services	17,650
Taxes, Insurance Premiums and Other Fees	7,550
Financial Assistance/Subsidy	83,000

Total Maintenance and Other Operating Expenses	114,837

Total Current Operating Expenditures	149,270

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	5,200

Total Capital Outlays	5,200

TOTAL NEW APPROPRIATIONS	154,470

P.2. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	441,975,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	24,008,000	₱	12,917,000	₱		₱	36,925,000
Support to Operations		1,188,000		14,081,000		1,225,000		16,494,000
Operations		73,163,000		162,003,000		7,800,000		242,966,000

HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM		61,165,000		111,057,000		7,800,000		180,022,000
HISTORICAL COMMEMORATION AND PROMOTION PROGRAM		11,998,000		50,946,000				62,944,000

Total, Regular Programs		98,359,000		189,001,000		9,025,000		296,385,000

B. PROJECT(S)
Locally-Funded Project(s)				39,423,000		106,167,000		145,590,000

Total, Project(s)				39,423,000		106,167,000		145,590,000

TOTAL NEW APPROPRIATIONS	₱	98,359,000	₱	228,424,000	₱	115,192,000	₱	441,975,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	507
OTHER EXECUTIVE OFFICES

Special Provision(s)

1. Revolving Fund for Projects of the National Historical Commission of the Philippines. The revolving fund in the amount of One Million Pesos (₱1,000,000) constituted from the fees and other charges collected by the National Historical Commission of the Philippines (NHCP) shall be used to cover implementation of projects where the income was derived. The income in excess of the said amount shall be deposited with the National Treasury as income of the General Fund in accordance with Section 24 of R.A. No. 10086.

Disbursements or expenditures by the NHCP in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The NHCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NHCP’s website.

The NHCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,263,000	₱	12,917,000	₱		₱	35,180,000
Administration of Personnel Benefits		1,745,000						1,745,000

Sub-total, General Administration and Support		24,008,000		12,917,000				36,925,000

Support to Operations
Formulation of Plans and Policies		714,000		776,000				1,490,000
Development and Maintenance of the Information System		474,000		13,305,000		1,225,000		15,004,000

Sub-total, Support to Operations		1,188,000		14,081,000		1,225,000		16,494,000

Operations
HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM		61,165,000		111,057,000		7,800,000		180,022,000

Maintenance and Administration of National Shrines, Museums and Landmarks		38,970,000		104,036,000		7,800,000		150,806,000
Restoration, Preservation, Survey and Documentation of Historic Structures, Edifices, Ancestral Houses and Maintenance of the National Registry of Historical Structures of the Philippines		13,442,000		3,292,000				16,734,000

508	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Restoration, Preservation and Conservation of Relics of National Heroes and Other Illustrious Filipinos		8,753,000		3,729,000				12,482,000
HISTORICAL COMMEMORATION AND PROMOTION PROGRAM		11,998,000		50,946,000				62,944,000

Design and Supervision of Heraldry Objects		2,124,000		822,000				2,946,000
Research and Production of Educational Materials on Philippine History and Translation of Philippine Historical Works		4,840,000		7,821,000				12,661,000
Publication of Result of Historical Researches and Studies		1,334,000		1,662,000				2,996,000
Maintenance of Historical Data Bank		1,545,000		637,000				2,182,000
Conduct of Commemorative Activities including Lectures, Symposia and Exhibits on Historical Events and Personages for the Public		2,155,000		40,004,000				42,159,000

Sub-total, Operations		73,163,000		162,003,000		7,800,000		242,966,000

Total, Regular Programs		98,359,000		189,001,000		9,025,000		296,385,000

PROJECT(S)
Locally-Funded Project(s)
Restoration of Leon Church, Iloilo (Phase I)				1,225,000		33,775,000		35,000,000
Restoration of Cariño House in Candon, Ilocos Sur				464,000		3,574,000		4,038,000
Restoration of Sarrat Church, Ilocos Norte (Phase I)				1,318,000		42,218,000		43,536,000
Procurement of Handheld X-ray Fluorescence						4,000,000		4,000,000
Milestone Commemoration of the 125th Anniversary of the Philippine Independence and Nationhood				13,000,000		2,000,000		15,000,000
Philippine Muslim History Project				15,000,000				15,000,000
Philippine Mindanao History Book Project				2,000,000				2,000,000
Restoration of Cape Santiago, Calatagan, Batangas						10,000,000		10,000,000
Philippine-Spain (Catalonia, Aragon, Balearic Islands, Valencia) Cultural and Historical Initiatives				6,000,000				6,000,000
Improvement of Museo Ning Angeles				416,000		10,600,000		11,016,000

Sub-total, Locally-Funded Project(s)				39,423,000		106,167,000		145,590,000

Total, Project(s)				39,423,000		106,167,000		145,590,000

TOTAL NEW APPROPRIATIONS	₱	98,359,000	₱	228,424,000	₱	115,192,000	₱	441,975,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	509
OTHER EXECUTIVE OFFICES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	72,687

Total Permanent Positions	72,687

Other Compensation Common to All
Personnel Economic Relief Allowance	4,320
Representation Allowance	600
Transportation Allowance	600
Clothing and Uniform Allowance	1,260
Honoraria	558
Mid-Year Bonus - Civilian	6,058
Year End Bonus	6,058
Cash Gift	900
Productivity Enhancement Incentive	900
Step Increment	182

Total Other Compensation Common to All	21,436

Other Benefits
PAG-IBIG Contributions	431
PhilHealth Contributions	1,767
Employees Compensation Insurance Premiums	218
Loyalty Award - Civilian	75
Terminal Leave	1,745

Total Other Benefits	4,236

Total Personnel Services	98,359

Maintenance and Other Operating Expenses
Travelling Expenses	20,035
Training and Scholarship Expenses	1,725
Supplies and Materials Expenses	27,853
Utility Expenses	16,993
Communication Expenses	8,554
Awards/Rewards and Prizes	250
Survey, Research, Exploration and Development Expenses	618
Professional Services	9,763
General Services	47,778
Repairs and Maintenance	7,777
Taxes, Insurance Premiums and Other Fees	52,170
Other Maintenance and Operating Expenses
Printing and Publication Expenses	6,312
Transportation and Delivery Expenses	600
Representation Expenses	16,094
Rent/Lease Expenses	3,237
Membership Dues and Contributions to Organizations	1,150
Subscription Expenses	7,515

510	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Total Maintenance and Other Operating Expenses	228,424

Total Current Operating Expenditures	326,783

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,165
Heritage Assets	109,967
Intangible Assets Outlay	60

Total Capital Outlays	115,192

TOTAL NEW APPROPRIATIONS	441,975

P.3. NATIONAL LIBRARY OF THE PHILIPPINES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	295,266,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	20,725,000	₱	68,364,000	₱	58,672,000	₱	147,761,000
Operations		58,697,000		58,137,000		26,489,000		143,323,000

NATIONAL LIBRARY PROGRAM		51,221,000		39,473,000		20,539,000		111,233,000
LIBRARY EXTENSION PROGRAM		7,476,000		18,664,000		5,950,000		32,090,000

Total, Regular Programs		79,422,000		126,501,000		85,161,000		291,084,000

B. PROJECT(S)
Locally-Funded Project(s)				4,182,000				4,182,000

Total, Project(s)				4,182,000				4,182,000

TOTAL NEW APPROPRIATIONS	₱	79,422,000	₱	130,683,000	₱	85,161,000	₱	295,266,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Library of the Philippines (NLP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NLP’s website.

The NLP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	511
OTHER EXECUTIVE OFFICES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,021,000	₱	68,364,000	₱	58,672,000	₱	146,057,000
Administration of Personnel Benefits		1,704,000						1,704,000

Sub-total, General Administration and Support		20,725,000		68,364,000		58,672,000		147,761,000

Operations
NATIONAL LIBRARY PROGRAM		51,221,000		39,473,000		20,539,000		111,233,000

Acquisition, Organization and Access of Library Materials		20,806,000		10,563,000				31,369,000
Preservation and Conservation of Filipiniana Collection		12,768,000		5,065,000		12,200,000		30,033,000
Improvement and Maintenance of Information Systems		4,847,000		22,369,000		8,339,000		35,555,000
Library Promotional, Educational and Cultural Activities		6,577,000		966,000				7,543,000
Research and Publication of Library and Information, Sources, Services, Methods and New Practices		6,223,000		510,000				6,733,000
LIBRARY EXTENSION PROGRAM		7,476,000		18,664,000		5,950,000		32,090,000

Development and Support to Affiliated Public Libraries		7,476,000		18,664,000		5,950,000		32,090,000

Sub-total, Operations		58,697,000		58,137,000		26,489,000		143,323,000

Total, Regular Programs		79,422,000		126,501,000		85,161,000		291,084,000

PROJECT(S)
Locally-Funded Project(s)
Operation of Congressional Library in Tayuman, Tondo, Manila				2,404,000				2,404,000
Operation of Congressional Library in Balilihan, Bohol				640,000				640,000
Operation of Batanes Provincial Library in Basco, Batanes				1,138,000				1,138,000

Sub-total, Locally-Funded Project(s)				4,182,000				4,182,000

Total, Project(s)				4,182,000				4,182,000

TOTAL NEW APPROPRIATIONS	₱	79,422,000	₱	130,683,000	₱	85,161,000	₱	295,266,000

512	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	58,794

Total Permanent Positions	58,794

Personnel Economic Relief Allowance	3,072
Representation Allowance	882
Transportation Allowance	882
Clothing and Uniform Allowance	896
Mid-Year Bonus - Civilian	4,899
Year End Bonus	4,899
Cash Gift	640
Productivity Enhancement Incentive	640
Step Increment	148

Total Other Compensation Common to All	16,958

Other Benefits
PAG-IBIG Contributions	307
PhilHealth Contributions	1,444
Employees Compensation Insurance Premiums	155
Loyalty Award - Civilian	60
Terminal Leave	1,704

Total Other Benefits	3,670

Total Personnel Services	79,422

Maintenance and Other Operating Expenses
Travelling Expenses	7,807
Training and Scholarship Expenses	8,060
Supplies and Materials Expenses	33,146
Utility Expenses	16,943
Communication Expenses	8,514
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,443
General Services	22,300
Repairs and Maintenance	6,000
Taxes, Insurance Premiums and Other Fees	5,350
Other Maintenance and Operating Expenses
Printing and Publication Expenses	700
Representation Expenses	1,500
Transportation and Delivery Expense	300
Membership Dues and Contributions to Organizations	200
Subscription Expenses	9,925
Other Maintenance and Operating Expenses	8,359

DECEMBER 30, 2024	OFFICIAL GAZETTE	513
OTHER EXECUTIVE OFFICES

Total Maintenance and Other Operating Expenses	130,683

Total Current Operating Expenditures	210,105

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	82,711
Transportation Equipment Outlay	1,450
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	85,161

TOTAL NEW APPROPRIATIONS	295,266

P.4. NATIONAL ARCHIVES OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	676,155,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,714,000	₱	64,075,000	₱	489,113,000	₱	571,902,000
Operations		53,171,000		51,082,000				104,253,000

GOVERNMENT RECORDS MANAGEMENT PROGRAM		32,148,000		22,563,000				54,711,000
GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM		21,023,000		28,519,000				49,542,000

TOTAL NEW APPROPRIATIONS	₱	71,885,000	₱	115,157,000	₱	489,113,000	₱	676,155,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Archives of the Philippines (NAP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NAP’s website.

The NAP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

514	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,505,000	₱	64,075,000	₱	489,113,000	₱	568,693,000
Administration of Personnel Benefits		3,209,000						3,209,000

Sub-total, General Administration and Support		18,714,000		64,075,000		489,113,000		571,902,000

Operations
GOVERNMENT RECORDS MANAGEMENT PROGRAM		32,148,000		22,563,000				54,711,000

Training for Government Agencies on the Creation, Maintenance, Disposal and Retirement of All Government Records		18,560,000		16,817,000				35,377,000
Management of Transference of Records of All Government Including those of Abolished Offices		9,544,000		5,424,000				14,968,000
Conduct of Research Studies, Promulgation of Policies, Rules and Regulations on the Creation, Maintenance, and Disposition of All Government Records		4,044,000		322,000				4,366,000
GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM		21,023,000		28,519,000				49,542,000

Maintenance, Preservation, Rehabilitation and Servicing of Archival Holdings		21,023,000		28,519,000				49,542,000

Sub-total, Operations		53,171,000		51,082,000				104,253,000

TOTAL NEW APPROPRIATIONS	₱	71,885,000	₱	115,157,000	₱	489,113,000	₱	676,155,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	51,284

Total Permanent Positions	51,284

Other Compensation Common to All
Personnel Economic Relief Allowance	2,952
Representation Allowance	912
Transportation Allowance	912
Clothing and Uniform Allowance	861
Mid-Year Bonus - Civilian	4,274
Year End Bonus	4,274
Cash Gift	615

DECEMBER 30, 2024	OFFICIAL GAZETTE	515
OTHER EXECUTIVE OFFICES

Productivity Enhancement Incentive	615
Step Increment	128

Total Other Compensation Common to All	15,543

Other Benefits
PAG-IBIG Contributions	296
PhilHealth Contributions	1,245
Employees Compensation Insurance Premiums	148
Loyalty Award - Civilian	160
Terminal Leave	3,209

Total Other Benefits	5,058

Total Personnel Services	71,885

Maintenance and Other Operating Expenses
Travelling Expenses	3,597
Training and Scholarship Expenses	9,089
Supplies and Materials Expenses	14,577
Utility Expenses	10,445
Communication Expenses	7,415
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	920
General Services	31,237
Repairs and Maintenance	2,916
Taxes, Insurance Premiums and Other Fees	3,165
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	231
Representation Expenses	1,305
Transportation and Delivery Expenses	100
Rent/Lease Expenses	22,087
Membership Dues and Contributions to Organizations	40
Subscription Expenses	7,785

Total Maintenance and Other Operating Expenses	115,157

Total Current Operating Expenditures	187,042

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	480,000
Machinery and Equipment Outlay	5,545
Transportation Equipment Outlay	3,568

Total Capital Outlays	489,113

TOTAL NEW APPROPRIATIONS	676,155

Q. NATIONAL COMMISSION OF SENIOR CITIZENS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	3,189,729,000

516	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	105,515,000	₱	43,386,000		₱	148,901,000
Support to Operations		1,350,000		3,300,000			4,650,000
Operations		20,702,000		3,015,476,000			3,036,178,000

SENIOR CITIZENS POLICY DEVELOPMENT AND PLANNING PROGRAM		4,892,000		4,340,000			9,232,000
SENIOR CITIZENS ACTION FOR DEVELOPMENT AND NATION BUILDING PROGRAM		11,255,000		4,364,000			15,619,000
SENIOR CITIZENS WELFARE DEVELOPMENT SERVICES PROGRAM		4,555,000		3,006,772,000			3,011,327,000

TOTAL NEW APPROPRIATIONS	₱	127,567,000	₱	3,062,162,000		₱	3,189,729,000

Special Provision(s)

1. Cash Gifts for Octogenarians, Nonagenarians, and Centenarians. The amount of Three Billion Eight Million Twenty Seven Thousand Pesos (₱3,008,027,000) appropriated herein under Implementation of the Expanded Centenarians Act pursuant to Republic Act No. 11982 shall be used to provide cash gift of Ten Thousand Pesos (₱10,000) to Filipino octogenarians and nonagenarians upon reaching the milestone ages of 80, 85, 90, and 95 years old, and cash gift of One Hundred Thousand Pesos (₱100,000) to Filipino centenarians upon reaching the age of one hundred (100) years old, as determined by the National Commission of Senior Citizens (NCSC) based on the Elderly Data Management System, in accordance with R.A. No. 11982. In no case shall more than five percent (5%) of said amount be used for administrative expenses.

Implementation of this provision shall be subject to the guidelines to be issued by the NCSC.

2. Reporting and Posting Requirements. The NCSC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NCSC’s website.

The NCSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	100,480,000	₱	43,386,000		₱	143,866,000

National Capital Region (NCR)		100,480,000		43,386,000			143,866,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	517
OTHER EXECUTIVE OFFICES

Central Office	100,480,000	43,386,000	143,866,000
Administration of Personnel Benefits	5,035,000		5,035,000

National Capital Region (NCR)	5,035,000		5,035,000

Central Office	5,035,000		5,035,000

Sub-total, General Administration and Support	105,515,000	43,386,000	148,901,000

Support to Operations
Information and Communication Technology Service Management	1,350,000		1,350,000

National Capital Region (NCR)	1,350,000		1,350,000

Central Office	1,350,000		1,350,000
Legal Services		3,300,000	3,300,000

National Capital Region (NCR)		3,300,000	3,300,000

Central Office		3,300,000	3,300,000

Sub-total, Support to Operations	1,350,000	3,300,000	4,650,000

Operations
SENIOR CITIZENS POLICY DEVELOPMENT AND PLANNING PROGRAM	4,892,000	4,340,000	9,232,000

Conduct of Researches, Policy Formulation and Development of Plans and Programs for the Protection, Welfare and Development of Senior Citizens	4,892,000	4,340,000	9,232,000

National Capital Region (NCR)	4,892,000	4,340,000	9,232,000

Central Office	4,892,000	4,340,000	9,232,000
SENIOR CITIZENS ACTION FOR DEVELOPMENT AND NATION BUILDING PROGRAM	11,255,000	4,364,000	15,619,000

Implementation of Programs for the Empowerment of Senior Citizens’ Participation in Nation Building	11,255,000	4,364,000	15,619,000

National Capital Region (NCR)	11,255,000	4,364,000	15,619,000

Central Office	11,255,000	4,364,000	15,619,000

SENIOR CITIZENS WELFARE DEVELOPMENT SERVICES PROGRAM	4,555,000	3,006,772,000	3,011,327,000

Implementation of the Expanded Centenarians Act pursuant to Republic Act No. 11982	4,555,000	3,003,472,000	3,008,027,000

National Capital Region (NCR)	4,555,000	3,003,472,000	3,008,027,000

518	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Central Office		4,555,000		3,003,472,000		3,008,027,000

Assistance to Older Persons				3,300,000		3,300,000

National Capital Region (NCR)				3,300,000		3,300,000

Central Office				3,300,000		3,300,000

Sub-total, Operations		20,702,000		3,015,476,000		3,036,178,000

TOTAL NEW APPROPRIATIONS	₱	127,567,000	₱	3,062,162,000	₱	3,189,729,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	89,282

Total Permanent Positions	89,282

Other Compensation Common to All
Personnel Economic Relief Allowance	3,120
Representation Allowance	1,356
Transportation Allowance	1,356
Clothing and Uniform Allowance	910
Mid-Year Bonus - Civilian	7,441
Year End Bonus	7,441
Cash Gift	650
Productivity Enhancement Incentive	650
Step Increment	223

Total Other Compensation Common to All	23,147

Other Benefits
PAG-IBIG Contributions	312
PhilHealth Contributions	1,979
Employees Compensation Insurance Premiums	156
Terminal Leave	5,035

Total Other Benefits	7,482

Non-Permanent Positions	7,656

Total Personnel Services	127,567

Maintenance and Other Operating Expenses
Travelling Expenses	63,142
Training and Scholarship Expenses	3,750

DECEMBER 30, 2024	OFFICIAL GAZETTE	519
OTHER EXECUTIVE OFFICES

Supplies and Materials Expenses	5,755
Utility Expenses	1,394
Communication Expenses	1,786
Awards/Rewards and Prizes	250
Survey, Research, Exploration and Development Expenses	20
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,000
Professional Services	8,400
General Services	3,300
Repairs and Maintenance	2,051
Financial Assistance/Subsidy	2,947,880
Taxes, Insurance Premiums and Other Fees	563
Labor and Wages	50
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	350
Representation Expenses	1,112
Transportation and Delivery Expenses	200
Rent/Lease Expenses	5,000
Subscription Expenses	80
Other Maintenance and Operating Expenses	14,879

Total Maintenance and Other Operating Expenses	3,062,162

Total Current Operating Expenditures	3,189,729

TOTAL NEW APPROPRIATIONS	3,189,729

R. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,201,598,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	225,374,000	₱	70,476,000		₱	295,850,000
Support to Operations		214,651,000		31,452,000			246,103,000
Operations		413,625,000		246,020,000			659,645,000

ANCESTRAL DOMAINS PROGRAM		105,800,000		6,649,000			112,449,000
SELF-GOVERNANCE AND EMPOWERMENT PROGRAM		170,321,000		236,242,000			406,563,000
SOCIAL JUSTICE AND HUMAN RIGHTS PROGRAM		106,632,000		2,912,000			109,544,000
CULTURAL INTEGRITY PROGRAM		30,872,000		217,000			31,089,000

TOTAL NEW APPROPRIATIONS	₱	853,650,000	₱	347,948,000		₱	1,201,598,000

520	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. PAyapa at MAsaganang PamayaNAn Program. The amount of Fifty Seven Million One Hundred Twenty Thousand Pesos (₱57,120,000) appropriated herein for the PAyapa at MAsaganang PamayaNAn (PAMANA) Program shall be used exclusively to implement projects in conflict-affected areas already identified by OPAPRU.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Climate-Resilient Livelihood for Indigenous Peoples. Under the integrated climate adaptation and resillience approach, the National Commission on Indigenous Peoples (NCIP) shall develop and implement climate-resilient livelihood programs and projects for indigenous peoples, including sustainable bamboo propagation and processing, traditional weaving, and handicraft-making.

3. Reporting and Posting Requirements. The (NCIP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NCIP’s website.

The NCIP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	219,132,000	₱	70,476,000		₱	289,608,000

National Capital Region (NCR)		67,372,000		31,183,000			98,555,000

Central Office		67,372,000		31,183,000			98,555,000
Region I - Ilocos		10,821,000		2,936,000			13,757,000

Regional Office - I		10,821,000		2,936,000			13,757,000
Cordillera Administrative Region (CAR)		18,272,000		4,577,000			22,849,000

Regional Office - CAR		18,272,000		4,577,000			22,849,000
Region II - Cagayan Valley		13,385,000		2,459,000			15,844,000

Regional Office - II		13,385,000		2,459,000			15,844,000
Region III - Central Luzon		15,172,000		2,137,000			17,309,000

Regional Office - III		15,172,000		2,137,000			17,309,000
Region IVA - CALABARZON		7,289,000		2,049,000			9,338,000

Regional Office - IVA		7,289,000		2,049,000			9,338,000
Region IVB - MIMAROPA		8,756,000		3,087,000			11,843,000

Regional Office - IVB		8,756,000		3,087,000			11,843,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	521
OTHER EXECUTIVE OFFICES

Region V - Bicol	9,972,000	2,083,000	12,055,000

Regional Office - V	9,972,000	2,083,000	12,055,000
Region VI - Western Visayas	6,171,000	3,100,000	9,271,000

Regional Office - VI	6,171,000	3,100,000	9,271,000
Region VII - Central Visayas	2,003,000		2,003,000

Regional Office - VII	2,003,000		2,003,000
Region IX - Zamboanga Peninsula	11,151,000	1,830,000	12,981,000

Regional Office - IX	11,151,000	1,830,000	12,981,000
Region X - Northern Mindanao	8,674,000	2,961,000	11,635,000

Regional Office - X	8,674,000	2,961,000	11,635,000
Region XI - Davao	13,174,000	4,656,000	17,830,000

Regional Office - XI	13,174,000	4,656,000	17,830,000
Region XII - SOCCSKSARGEN	15,537,000	4,020,000	19,557,000

Regional Office - XII	15,537,000	4,020,000	19,557,000
Region XIII - Caraga	11,383,000	3,398,000	14,781,000

Regional Office - XIII	11,383,000	3,398,000	14,781,000
Administration of Personnel Benefits	6,242,000		6,242,000

National Capital Region (NCR)	3,781,000		3,781,000

Central Office	3,781,000		3,781,000
Region V - Bicol	392,000		392,000

Regional Office - V	392,000		392,000
Region IX - Zamboanga Peninsula	592,000		592,000

Regional Office - IX	592,000		592,000
Region XI - Davao	290,000		290,000

Regional Office - XI	290,000		290,000
Region XII - SOCCSKSARGEN	1,187,000		1,187,000

Regional Office - XII	1,187,000		1,187,000

Sub-total, General Administration and Support	225,374,000	70,476,000	295,850,000

522	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Policy Formulation, Planning and Coordination of Programs and Projects	214,651,000	31,452,000	246,103,000

National Capital Region (NCR)	49,051,000	31,452,000	80,503,000

Central Office	49,051,000	31,452,000	80,503,000
Region I - Ilocos	11,962,000		11,962,000

Regional Office - I	11,962,000		11,962,000
Cordillera Administrative Region (CAR)	27,842,000		27,842,000

Regional Office - CAR	27,842,000		27,842,000
Region II - Cagayan Valley	19,674,000		19,674,000

Regional Office - II	19,674,000		19,674,000
Region III - Central Luzon	16,604,000		16,604,000

Regional Office - III	16,604,000		16,604,000
Region IVA - CALABARZON	6,306,000		6,306,000

Regional Office - IVA	6,306,000		6,306,000
Region V - Bicol	8,544,000		8,544,000

Regional Office - V	8,544,000		8,544,000
Region VI - Western Visayas	5,604,000		5,604,000

Regional Office - VI	5,604,000		5,604,000
Region VII - Central Visayas	5,070,000		5,070,000

Regional Office - VII	5,070,000		5,070,000
Region IX - Zamboanga Peninsula	12,594,000		12,594,000

Regional Office - IX	12,594,000		12,594,000
Region X - Northern Mindanao	9,883,000		9,883,000

Regional Office - X	9,883,000		9,883,000
Region XI - Davao	17,295,000		17,295,000

Regional Office - XI	17,295,000		17,295,000
Region XII - SOCCSKSARGEN	10,695,000		10,695,000

Regional Office - XII	10,695,000		10,695,000
Region XIII - Caraga	13,527,000		13,527,000

Regional Office - XIII	13,527,000		13,527,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	523
OTHER EXECUTIVE OFFICES

Sub-total, Support to Operations	214,651,000	31,452,000	246,103,000

Operations
ANCESTRAL DOMAINS PROGRAM	105,800,000	6,649,000	112,449,000

Domain/Land Recognition, Management and Development Services	105,800,000	6,649,000	112,449,000

National Capital Region (NCR)		3,290,000	3,290,000

Central Office		3,290,000	3,290,000
Region I - Ilocos	5,733,000	111,000	5,844,000

Regional Office - I	5,733,000	111,000	5,844,000
Cordillera Administrative Region (CAR)	12,624,000	54,000	12,678,000

Regional Office - CAR	12,624,000	54,000	12,678,000
Region II - Cagayan Valley	6,940,000	61,000	7,001,000

Regional Office - II	6,940,000	61,000	7,001,000
Region III - Central Luzon	6,201,000	464,000	6,665,000

Regional Office - III	6,201,000	464,000	6,665,000
Region IVA - CALABARZON	2,771,000	23,000	2,794,000

Regional Office - IVA	2,771,000	23,000	2,794,000
Region IVB - MIMAROPA	28,912,000	164,000	29,076,000

Regional Office - IVB	28,912,000	164,000	29,076,000
Region V - Bicol	4,023,000	6,000	4,029,000

Regional Office - V	4,023,000	6,000	4,029,000
Region VI - Western Visayas	3,976,000	12,000	3,988,000

Regional Office - VI	3,976,000	12,000	3,988,000
Region VII - Central Visayas	1,477,000	29,000	1,506,000

Regional Office - VII	1,477,000	29,000	1,506,000
Region IX - Zamboanga Peninsula	4,718,000	462,000	5,180,000

Regional Office - IX	4,718,000	462,000	5,180,000
Region X - Northern Mindanao	4,998,000	56,000	5,054,000

Regional Office - X	4,998,000	56,000	5,054,000
Region XI - Davao	11,374,000	1,101,000	12,475,000

Regional Office - XI	11,374,000	1,101,000	12,475,000

524	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XII - SOCCSKSARGEN	5,821,000	190,000	6,011,000

Regional Office - XII	5,821,000	190,000	6,011,000
Region XIII - Caraga	6,232,000	626,000	6,858,000

Regional Office - XIII	6,232,000	626,000	6,858,000
SELF-GOVERNANCE AND EMPOWERMENT PROGRAM	170,321,000	236,242,000	406,563,000

IP Governance and Empowerment Services	170,321,000	236,242,000	406,563,000

National Capital Region (NCR)		80,187,000	80,187,000

Central Office		80,187,000	80,187,000
Region I - Ilocos	13,246,000	16,536,000	29,782,000

Regional Office - I	13,246,000	16,536,000	29,782,000
Cordillera Administrative Region (CAR)	27,264,000	26,009,000	53,273,000

Regional Office - CAR	27,264,000	26,009,000	53,273,000
Region II - Cagayan Valley	17,324,000	14,718,000	32,042,000

Regional Office - II	17,324,000	14,718,000	32,042,000
Region III - Central Luzon	17,730,000	4,151,000	21,881,000

Regional Office - III	17,730,000	4,151,000	21,881,000
Region IV - CALABARZON	5,466,000	1,542,000	7,008,000

Regional Office - IVA	5,466,000	1,542,000	7,008,000
Region IVB - MIMAROPA	2,948,000	7,781,000	10,729,000

Regional Office - IVB	2,948,000	7,781,000	10,729,000
Region V - Bicol	8,593,000	3,270,000	11,863,000

Regional Office - V	8,593,000	3,270,000	11,863,000
Region VI - Western Visayas	4,665,000	4,166,000	8,831,000

Regional Office - VI	4,665,000	4,166,000	8,831,000
Region VII - Central Visayas	4,568,000	2,015,000	6,583,000

Regional Office - VII	4,568,000	2,015,000	6,583,000
Region IX - Zamboanga Peninsula	11,210,000	33,440,000	44,650,000

Regional Office - IX	11,210,000	33,440,000	44,650,000
Region X - Northern Mindanao	11,857,000	6,730,000	18,587,000

Regional Office - X	11,857,000	6,730,000	18,587,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	525
OTHER EXECUTIVE OFFICES

Region XI - Davao	17,539,000	20,697,000	38,236,000

Regional Office - XI	17,539,000	20,697,000	38,236,000
Region XII - SOCCSKSARGEN	14,366,000	6,813,000	21,179,000

Regional Office - XII	14,366,000	6,813,000	21,179,000
Region XIII - Caraga	13,545,000	8,187,000	21,732,000

Regional Office - XIII	13,545,000	8,187,000	21,732,000
SOCIAL JUSTICE AND HUMAN RIGHTS PROGRAM	106,632,000	2,912,000	109,544,000

IP Human Rights, Legal and Basic Social Services	106,632,000	2,912,000	109,544,000

National Capital Region (NCR)	3,931,000	903,000	4,834,000

Central Office	3,931,000	903,000	4,834,000
Region I - Ilocos	9,618,000	176,000	9,794,000

Regional Office - I	9,618,000	176,000	9,794,000
Cordillera Administrative Region (CAR)	16,221,000	621,000	16,842,000

Regional Office - CAR	16,221,000	621,000	16,842,000
Region II - Cagayan Valley	10,172,000	79,000	10,251,000

Regional Office - II	10,172,000	79,000	10,251,000
Region III - Central Luzon	12,128,000	24,000	12,152,000

Regional Office - III	12,128,000	24,000	12,152,000
Region IVA - CALABARZON	1,168,000	292,000	1,460,000

Regional Office - IVA	1,168,000	292,000	1,460,000
Region IVB - MIMAROPA		165,000	165,000

Regional Office - IVB		165,000	165,000
Region V - Bicol	6,325,000		6,325,000

Regional Office - V	6,325,000		6,325,000
Region VI - Western Visayas	2,410,000	17,000	2,427,000

Regional Office - VI	2,410,000	17,000	2,427,000
Region VII - Central Visayas	2,604,000		2,604,000

Regional Office - VII	2,604,000		2,604,000
Region IX - Zamboanga Peninsula	6,848,000	200,000	7,048,000

Regional Office - IX	6,848,000	200,000	7,048,000

526	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao	7,432,000		7,432,000

Regional Office - X	7,432,000		7,432,000
Region XI - Davao	10,935,000	179,000	11,114,000

Regional Office - XI	10,935,000	179,000	11,114,000
Region XII - SOCCSKSARGEN	6,493,000	102,000	6,595,000

Regional Office - XII	6,493,000	102,000	6,595,000
Region XIII - Caraga	10,347,000	154,000	10,501,000

Regional Office - XIII	10,347,000	154,000	10,501,000
CULTURAL INTEGRITY PROGRAM	30,872,000	217,000	31,089,000

IP Cultural Services	30,872,000	217,000	31,089,000

National Capital Region (NCR)		4,000	4,000

Central Office		4,000	4,000
Region I - Ilocos	2,327,000	61,000	2,388,000

Regional Office - I	2,327,000	61,000	2,388,000
Cordillera Administrative Region (CAR)	5,632,000	100,000	5,732,000

Regional Office - CAR	5,632,000	100,000	5,732,000
Region II - Cagayan Valley	3,642,000		3,642,000

Regional Office - II	3,642,000		3,642,000
Region III - Central Luzon	3,024,000	2,000	3,026,000

Regional Office - III	3,024,000	2,000	3,026,000
Region IVA - CALABARZON	654,000		654,000

Regional Office - IVA	654,000		654,000
Region IVB - MIMAROPA		44,000	44,000

Regional Office - IVB		44,000	44,000
Region V - Bicol	1,004,000		1,004,000

Regional Office - V	1,004,000		1,004,000
Region VI - Western Visayas	654,000		654,000

Regional Office - VI	654,000		654,000
Region VII - Central Visayas	658,000		658,000

Regional Office - VII	658,000		658,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	527
OTHER EXECUTIVE OFFICES

Region IX - Zamboanga Peninsula		2,005,000				2,005,000

Regional Office - IX		2,005,000				2,005,000
Region X - Northern Mindanao		2,673,000				2,673,000

Regional Office - X		2,673,000				2,673,000
Region XI - Davao		3,331,000		4,000		3,335,000

Regional Office - XI		3,331,000		4,000		3,335,000
Region XII - SOCCSKSARGEN		2,939,000				2,939,000

Regional Office - XII		2,939,000				2,939,000
Region XIII - Caraga		2,329,000		2,000		2,331,000

Regional Office - XIII		2,329,000		2,000		2,331,000

Sub-total, Operations		413,625,000		246,020,000		659,645,000

TOTAL NEW APPROPRIATIONS	₱	853,650,000	₱	347,948,000	₱	1,201,598,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	614,116

Total Permanent Positions	614,116

Other Compensation Common to All
Personnel Economic Relief Allowance	34,008
Representation Allowance	9,504
Transportation Allowance	9,264
Clothing and Uniform Allowance	9,919
Mid Year Bonus - Civilian	51,180
Year End Bonus	51,180
Cash Gift	7,085
Productivity Enhancement Incentive	7,085
Step Increment	1,532

Total Other Compensation Common to All	180,757

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	31,038

Total Other Compensation for Specific Groups	31,038

528	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Benefits
PAG-IBIG Contributions	3,401
PhilHealth Contributions	14,769
Employees Compensation Insurance Premiums	1,697
Loyalty Award - Civilian	1,630
Terminal Leave	6,242

Total Other Benefits	27,739

Total Personnel Services	853,650

Maintenance and Other Operating Expenses
Training and Scholarship Expenses	235,990
Utility Expenses	14,322
Communication Expenses	13,424
Survey, Research, Exploration and Development Expenses	2,000
General Services	15,668
Financial Assistance/Subsidy	5,587
Taxes, Insurance Premiums and Other Fees	4,567
Other Maintenance and Operating Expenses
Rent/Lease Expenses	39,988
Subscription Expenses	16,402

Total Maintenance and Other Operating Expenses	347,948

Total Current Operating Expenditures	1,201,598

TOTAL NEW APPROPRIATIONS	1,201,598

S. NATIONAL INTELLIGENCE COORDINATING AGENCY

For general administration and support, and operations, as indicated hereunder	₱	2,189,259,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	180,481,000	₱	26,855,000	₱		₱	207,336,000
Operations		618,389,000		1,254,061,000		109,473,000		1,981,923,000

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM		618,389,000		1,254,061,000		109,473,000		1,981,923,000

TOTAL NEW APPROPRIATIONS	₱	798,870,000	₱	1,280,916,000	₱	109,473,000	₱	2,189,259,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Intelligence Coordinating Agency (NICA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NICA’s website.

DECEMBER 30, 2024	OFFICIAL GAZETTE	529
OTHER EXECUTIVE OFFICES

The NICA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	174,254,000	₱	26,855,000	₱		₱	201,109,000
Administration of Personnel Benefits		6,227,000						6,227,000

Sub-total, General Administration and Support		180,481,000		26,855,000				207,336,000

Operations
NATIONAL INTELLIGENCE MANAGEMENT PROGRAM		618,389,000		1,254,061,000		109,473,000		1,981,923,000

Direction, Coordination, Collection and Production of Intelligence Pertaining to National Security		613,106,000		1,239,573,000		109,473,000		1,962,152,000
Provision of Secretariat Services to the Anti-Terrorism Council		5,283,000		14,488,000				19,771,000

Sub-total, Operations		618,389,000		1,254,061,000		109,473,000		1,981,923,000

TOTAL NEW APPROPRIATIONS	₱	798,870,000	₱	1,280,916,000	₱	109,473,000	₱	2,189,259,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	446,890

Total Permanent Positions	446,890

Other Compensation Common to All
Personnel Economic Relief Allowance	21,840
Representation Allowance	12,138
Transportation Allowance	12,138
Clothing and Uniform Allowance	6,370

530	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Mid-Year Bonus - Civilian	37,241
Year End Bonus	37,241
Cash Gift	4,550
Productivity Enhancement Incentive	4,550

Total Other Compensation Common to All	136,068

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	145
Quarters Allowance	14,195
Overseas Allowance	21,013
Longevity Pay	154,432

Total Other Compensation for Specific Groups	189,785

Other Benefits
PAG-IBIG Contributions	2,184
PhilHealth Contributions	10,841
Employees Compensation Insurance Premiums	1,092
Loyalty Award-Civilian	500
Terminal Leave	6,227

Total Other Benefits	20,844

Non-Permanent Positions	5,283

Total Personnel Services	798,870

Maintenance and Other Operating Expenses
Travelling Expenses	23,575
Training and Scholarship Expenses	12,488
Supplies and Materials Expenses	56,671
Utility Expenses	32,948
Communication Expenses	29,219
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	351,000
Extraordinary and Miscellaneous Expenses	4,457
Intelligence Expenses	640,200
Professional Services	6,258
Repairs and Maintenance	27,778
Taxes, Insurance Premiums and Other Fees	3,964
Other Maintenance and Operating Expenses
Printing and Publication Expenses	48
Representation Expenses	69,766
Transportation and Delivery Expenses	1,426
Rent/Lease Expenses	7,342
Subscription Expenses	6,624
Donations	10
Other Maintenance and Operating Expenses	7,142
Total Maintenance and Other Operating Expenses	1,280,916

Total Current Operating Expenditures	2,079,786

DECEMBER 30, 2024	OFFICIAL GAZETTE	531
OTHER EXECUTIVE OFFICES

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	78,873
Transportation Equipment Outlay	30,600
Total Capital Outlays	109,473

TOTAL NEW APPROPRIATIONS	2,189,259

T. NATIONAL SECURITY COUNCIL

For general administration and support, support to operations, and operations, as indicated hereunder	₱	887,141,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	59,031,000	₱	350,761,000	₱	35,233,000	₱	445,025,000
Support to Operations		16,545,000		101,569,000		108,112,000		226,226,000
Operations		42,007,000		173,883,000				215,890,000

NATIONAL SECURITY POLICY ADVISORY PROGRAM		31,000,000		166,330,000				197,330,000
NATIONAL SECURITY MANAGEMENT PROGRAM		11,007,000		7,553,000				18,560,000

TOTAL NEW APPROPRIATIONS	₱	117,583,000	₱	626,213,000	₱	143,345,000	₱	887,141,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Security Council (NSC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NSC’s website.

The NSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

532	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,614,000	₱	350,761,000	₱	35,233,000	₱	438,608,000
Administration of Personnel Benefits		6,417,000						6,417,000

Sub-total, General Administration and Support		59,031,000		350,761,000		35,233,000		445,025,000

Support to Operations
Information and Communications Technology Management Services		10,545,000		87,035,000		108,112,000		205,692,000
Agency Planning and Management Services		2,454,000		13,303,000				15,757,000
Legislative and Legal Services		3,546,000		1,231,000				4,777,000

Sub-total, Support to Operations		16,545,000		101,569,000		108,112,000		226,226,000

Operations
NATIONAL SECURITY POLICY ADVISORY PROGRAM		31,000,000		166,330,000				197,330,000

National Security Strategic Planning		5,086,000		30,449,000				35,535,000
National Security Policy and Strategic Studies		17,874,000		82,881,000				100,755,000
National Security Situational Awareness		8,040,000		53,000,000				61,040,000
NATIONAL SECURITY MANAGEMENT PROGRAM		11,007,000		7,553,000				18,560,000

Guidance and Supervision to the NICA and the Intelligence Community		3,255,000		7,553,000				10,808,000
Crisis Management Support Services		3,508,000						3,508,000
Secretariat Support to the National Security Council and Cabinet Cluster for Security, Justice and Peace, and Other Meetings of the NSC Secretariat		4,244,000						4,244,000

Sub-total, Operations		42,007,000		173,883,000				215,890,000

TOTAL NEW APPROPRIATIONS	₱	117,583,000	₱	626,213,000	₱	143,345,000	₱	887,141,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	81,782

Total Permanent Positions	81,782

DECEMBER 30, 2024	OFFICIAL GAZETTE	533
OTHER EXECUTIVE OFFICES

Other Compensation Common to All
Personnel Economic Relief Allowance	2,496
Representation Allowance	2,724
Transportation Allowance	2,724
Clothing and Uniform Allowance	728
Mid-Year Bonus - Civilian	6,815
Year End Bonus	6,815
Cash Gift	520
Productivity Enhancement Incentive	520
Step Increment	204

Total Other Compensation Common to All	23,546

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	309

Total Other Compensation for Specific Groups	309

Other Benefits
PAG-IBIG Contributions	250
PhilHealth Contributions	1,763
Employees Compensation Insurance Premiums	126
Terminal Leave	6,417

Total Other Benefits	8,556

Non-Permanent Positions	3,390

Total Personnel Services	117,583

Maintenance and Other Operating Expenses
Travelling Expenses	81,379
Training and Scholarship Expenses	24,235
Supplies and Materials Expenses	35,063
Utility Expenses	12,223
Communication Expenses	30,062
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	250,000
Extraordinary and Miscellaneous Expenses	2,797
Professional Services	55,265
Repairs and Maintenance	10,477
Taxes, Insurance Premiums and Other Fees	1,455
Other Maintenance and Operating Expenses
Representation Expenses	26,027
Rent/Lease Expenses	1,512
Subscription Expenses	93,475
Other Maintenance and Operating Expenses	2,243

Total Maintenance and Other Operating Expenses	626,213

Total Current Operating Expenditures	743,796

534	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,000
Machinery and Equipment Outlay	100,121
Transportation Equipment Outlay	4,582
Furniture, Fixtures and Books Outlay	28,642

Total Capital Outlays	143,345

TOTAL NEW APPROPRIATIONS	887,141

U. OFFICE OF THE PRESIDENTIAL ADVISER ON PEACE, RECONCILIATION AND UNITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	7,094,978,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	133,411,000	₱	249,036,000	₱	21,169,000	₱	403,616,000
Operations		75,480,000		408,618,000				484,098,000

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM		75,480,000		408,618,000				484,098,000

Total, Regular Programs		208,891,000		657,654,000		21,169,000		887,714,000

B. PROJECT(S)
Locally-Funded Project(s)		28,361,000		1,230,463,000		4,948,440,000		6,207,264,000

Total, Project(s)		28,361,000		1,230,463,000		4,948,440,000		6,207,264,000

TOTAL NEW APPROPRIATIONS	₱	237,252,000	₱	1,888,117,000	₱	4,969,609,000	₱	7,094,978,000

Special Provision(s)

1. PAyapa at MAsaganang PamayaNAn Program. The Office of the Presidential Adviser on Peace, Reconciliation and Unity (OPAPRU) shall validate the quarterly reports on the status of the implementation of the PAyapa at MAsaganang PamayaNAn (PAMANA) Program within ten (10) calendar days from the submission thereof by the following implementing agencies and evaluate the progress, results and outcome of the Program to ensure its proper implementation:

Implementing Agency	Amount
DSWD	₱	1,400,112,000
NCIP		57,120,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	535
OTHER EXECUTIVE OFFICES

2. Implementation of PAMANA Program. The amount of Five Billion Two Hundred Fifty Eight Million Two Hundred Thousand Pesos (₱5,258,200,000) appropriated herein for the PAMANA Program shall be used exclusively by OPAPRU to implement the following projects in conflict-affected and conflict-vulnerable areas:

Project Type	Project Cost
Social Protection	₱	258,200,000
Roads and Bridges		4,209,252,000
Water Supply Systems		569,167,000
Flood Control Systems		10,152,000
Evacuation Center		101,151,000
Fish Port		35,278,000
Implementation Support		75,000,000

Total	₱	5,258,200,000

In no case shall these amounts be used for any purpose other than those specifically identified herein.

Of the Five Billion Pesos (₱5,000,000,000) allotted above for infrastructure projects, the OPAPRU shall be allowed to utilize not more than one and one half percent (1.5%) for coordination, monitoring, and evaluation activities.

In the implementation of the projects, the OPAPRU may enter into a MOA with the DPWH, or other appropriate government agency, or LGU with capability to implement the project, subject to Section 94 of the General Provisions in this Act.

3. Normalization Program in the Bangsamoro. The amount of Nine Hundred Twelve Million Nine Hundred Eighty Four Thousand Pesos (₱912,984,000) appropriated herein shall be used exclusively for the implementation of the Normalization Program in the Bangsamoro, subject to the execution of a MOA between the OPAPRU and other government agency concerned.

4. Government of the Philippines-Moro National Liberation Front Peace Process Program. The amount of Thirty Six Million Eighty Thousand Pesos (₱36,080,000) appropriated herein shall be used exclusively for the socio-economic development assistance to the former Moro National Liberation Front (MNLF) combatants in pursuit of the Government of the Philippines-MNLF Peace Process Program, subject to the execution of a MOA between the OPAPRU and other government agency concerned.

5. Reporting and Posting Requirements. The OPAPRU shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	OPAPRU’s website.

The OPAPRU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	132,462,000	₱	249,036,000	₱	21,169,000	₱	402,667,000
Administration of Personnel Benefits		949,000						949,000

Sub-total, General Administration and Support		133,411,000		249,036,000		21,169,000		403,616,000

Operations
TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM		75,480,000		408,618,000				484,098,000

Management and Supervision of the Comprehensive Peace Process		75,480,000		408,618,000				484,098,000

536	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Sub-total, Operations		75,480,000		408,618,000				484,098,000

Total, Regular Programs		208,891,000		657,654,000		21,169,000		887,714,000

PROJECT(S)
Locally-Funded Project(s)
Normalization Program in the Bangsamoro		28,361,000		884,623,000				912,984,000
PAMANA Program				309,760,000		4,948,440,000		5,258,200,000
Government of the Philippines - Moro National Liberation Front Peace Process Program				36,080,000				36,080,000

Sub-total, Locally-Funded Project(s)		28,361,000		1,230,463,000		4,948,440,000		6,207,264,000

Total, Project(s)		28,361,000		1,230,463,000		4,948,440,000		6,207,264,000

TOTAL NEW APPROPRIATIONS	₱	237,252,000	₱	1,888,117,000	₱	4,969,609,000	₱	7,094,978,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Benefits
Terminal Leave	949

Total Other Benefits	949

Non-Permanent Positions	236,303

Total Personnel Services	237,252

Maintenance and Other Operating Expenses
Travelling Expenses	121,007
Training and Scholarship Expenses	15,253
Supplies and Materials Expenses	71,656
Utility Expenses	19,301
Communication Expenses	8,931
Awards/Rewards and Prizes	45
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	60,000
Extraordinary and Miscellaneous Expenses	4,327
Professional Services	202,020
General Services	11,639
Repairs and Maintenance	3,626
Financial Assistance/Subsidy	1,196,225
Taxes, Insurance Premiums and Other Fees	1,268
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	5,617

DECEMBER 30, 2024	OFFICIAL GAZETTE	537
OTHER EXECUTIVE OFFICES

Representation Expenses	63,560
Transportation and Delivery Expenses	137
Rent/Lease Expenses	99,324
Subscription Expenses	2,637
Bank Transaction Fee	271
Other Maintenance and Operating Expenses	1,223

Total Maintenance and Other Operating Expenses	1,888,117

Total Current Operating Expenditures	2,125,369

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	4,925,000
Machinery and Equipment Outlay	20,300
Transportation Equipment Outlay	24,094
Furniture, Fixtures and Books Outlay	215

Total Capital Outlays	4,969,609

TOTAL NEW APPROPRIATIONS	7,094,978

V. OPTICAL MEDIA BOARD

For general administration and support, and operations, as indicated hereunder	₱	53,028,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	8,291,000	₱	11,031,000		₱	19,322,000
Operations		23,710,000		9,996,000			33,706,000

OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM		23,710,000		9,996,000			33,706,000

TOTAL NEW APPROPRIATIONS	₱	32,001,000	₱	21,027,000		₱	53,028,000

Special Provision(s)

1. Reporting and Posting Requirements. The Optical Media Board (OMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	OMB’s website.

The OMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

538	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,291,000	₱	11,031,000		₱	19,322,000

Sub-total, General Administration and Support		8,291,000		11,031,000			19,322,000

Operations
OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM		23,710,000		9,996,000			33,706,000

Regulatory Services for Optical Media Industry		23,710,000		9,996,000			33,706,000

Sub-total, Operations		23,710,000		9,996,000			33,706,000

TOTAL NEW APPROPRIATIONS	₱	32,001,000	₱	21,027,000		₱	53,028,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,930

Total Permanent Positions	23,930

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	216
Transportation Allowance	216
Clothing and Uniform Allowance	378
Honoraria	564
Mid-Year Bonus - Civilian	1,994
Year End Bonus	1,994
Cash Gift	270
Productivity Enhancement Incentive	270
Step Increment	60

Total Other Compensation Common to All	7,258

Other Benefits
PAG-IBIG Contributions	130
PhilHealth Contributions	598

DECEMBER 30, 2024	OFFICIAL GAZETTE	539
OTHER EXECUTIVE OFFICES

Employees Compensation Insurance Premiums	65
Loyalty Award - Civilian	20

Total Other Benefits	813

Total Personnel Services	32,001

Maintenance and Other Operating Expenses
Travelling Expenses	3,880
Training and Scholarship Expenses	1,148
Supplies and Materials Expenses	3,615
Utility Expenses	1,620
Communication Expenses	632
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	2,360
General Services	1,720
Repairs and Maintenance	1,910
Taxes, Insurance Premiums and Other Fees	490
Other Maintenance and Operating Expenses
Representation Expenses	3,052
Other Maintenance and Operating Expenses	480

Total Maintenance and Other Operating Expenses	21,027

Total Current Operating Expenditures	53,028

TOTAL NEW APPROPRIATIONS	53,028

W. PHILIPPINE COMPETITION COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	448,384,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	114,567,000	₱	158,608,000		₱	273,175,000
Operations		108,283,000		66,926,000			175,209,000

COMPETITION POLICY ENFORCEMENT PROGRAM		108,283,000		66,926,000			175,209,000

TOTAL NEW APPROPRIATIONS	₱	222,850,000	₱	225,534,000		₱	448,384,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Competition Commission (PCC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PCC’s website.

540	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

The PCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	114,567,000	₱	158,608,000		₱	273,175,000

Sub-total, General Administration and Support		114,567,000		158,608,000			273,175,000

Operations
COMPETITION POLICY ENFORCEMENT PROGRAM		108,283,000		66,926,000			175,209,000

Enforcement of Rules and Regulations, Review of Mergers and Acquisition, and Policy Research and Advocacy/Capacity Building Program		108,283,000		66,926,000			175,209,000

Sub-total, Operations		108,283,000		66,926,000			175,209,000

TOTAL NEW APPROPRIATIONS	₱	222,850,000	₱	225,534,000		₱	448,384,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	174,128

Total Permanent Positions	174,128

Other Compensation Common to All
Personnel Economic Relief Allowance	4,896
Representation Allowance	3,246
Transportation Allowance	3,246
Clothing and Uniform Allowance	1,428
Mid-Year Bonus - Civilian	14,510
Year End Bonus	14,510
Cash Gift	1,020
Productivity Enhancement Incentive	1,020
Step Increment	369

Total Other Compensation Common to All	44,245

Other Benefits
PAG-IBIG Contributions	490

DECEMBER 30, 2024	OFFICIAL GAZETTE	541
OTHER EXECUTIVE OFFICES

PhilHealth Contributions		3,642
Employees Compensation Insurance Premiums		245
Loyalty Award - Civilian		100

Total Other Benefits		4,477

Total Personnel Services		222,850

Maintenance and Other Operating Expenses
Travelling Expenses		4,427
Training and Scholarship Expenses		13,308
Supplies and Materials Expenses		4,809
Utility Expenses		7,060
Communication Expenses		7,040
Survey, Research, Exploration and Development Expenses		7,210
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses		2,246
Professional Services		48,854
General Services		22,800
Repairs and Maintenance		5,230
Taxes, Insurance Premiums and Other Fees		4,739
Other Maintenance and Operating Expenses
Advertising Expenses		267
Printing and Publication Expenses		735
Representation Expenses		5,968
Rent/Lease Expenses		71,435
Membership Dues and Contributions to Organizations		5
Subscription Expenses		19,401

Total Maintenance and Other Operating Expenses		225,534

Total Current Operating Expenditures		448,384

TOTAL NEW APPROPRIATIONS		448,384

X. PHILIPPINE DRUG ENFORCEMENT AGENCY

For general administration and support, and operations, as indicated hereunder	₱	3,828,266,000

542	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	161,730,000	₱	136,513,000	₱	141,020,000	₱	439,263,000
Operations		1,692,614,000		1,310,009,000		386,380,000		3,389,003,000

DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM		1,692,614,000		1,310,009,000		386,380,000		3,389,003,000

TOTAL NEW APPROPRIATIONS	₱	1,854,344,000	₱	1,446,522,000	₱	527,400,000	₱	3,828,266,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Drug Enforcement Agency (PDEA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PDEA’s website.

The PDEA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	159,924,000	₱	136,513,000	₱	141,020,000	₱	437,457,000

National Capital Region (NCR)		159,924,000		136,513,000		141,020,000		437,457,000

Central Office		159,924,000		136,513,000		141,020,000		437,457,000
Administration of Personnel Benefits		1,806,000						1,806,000

National Capital Region (NCR)		1,806,000						1,806,000

Central Office		1,806,000						1,806,000

Sub-total, General Administration and Support		161,730,000		136,513,000		141,020,000		439,263,000

Operations
DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM		1,692,614,000		1,310,009,000		386,380,000		3,389,003,000

Operations Planning, Support and Supervision Services		222,235,000		60,390,000				282,625,000

National Capital Region (NCR)		222,235,000		60,390,000				282,625,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	543
OTHER EXECUTIVE OFFICES

Central Office		222,235,000		60,390,000				282,625,000
Anti-Drug Operations		1,470,379,000		1,249,619,000		386,380,000		3,106,378,000

National Capital Region (NCR)		1,470,379,000		1,249,619,000		386,380,000		3,106,378,000

Central Office		1,470,379,000		1,249,619,000		386,380,000		3,106,378,000

Sub-total, Operations		1,692,614,000		1,310,009,000		386,380,000		3,389,003,000

TOTAL NEW APPROPRIATIONS	₱	1,854,344,000	₱	1,446,522,000	₱	527,400,000	₱	3,828,266,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,361,654

Total Permanent Positions	1,361,654

Other Compensation Common to All
Personnel Economic Relief Allowance	70,632
Representation Allowance	16,926
Transportation Allowance	16,926
Clothing and Uniform Allowance	20,601
Mid-Year Bonus - Civilian	113,476
Year End Bonus	113,476
Cash Gift	14,715
Productivity Enhancement Incentive	14,715
Step Increment	3,405

Total Other Compensation Common to All	384,872

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	75
Magna Carta for Science & Technology Personnel	9,666
Hazard Duty Pay	49,008
Special Counsel Allowance	1,000

Total Other Compensation for Specific Groups	59,749

Other Benefits
PAG-IBIG Contributions	7,069
PhilHealth Contributions	33,547
Employees Compensation Insurance Premiums	3,537
Loyalty Award - Civilian	2,110
Terminal Leave	1,806

Total Other Benefits	48,069

Total Personnel Services	1,854,344

544	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenses
Travelling Expenses	23,917
Training and Scholarship Expenses	38,319
Supplies and Materials Expenses	345,283
Utility Expenses	24,961
Communication Expenses	16,186
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	500,000
Extraordinary and Miscellaneous Expenses	2,700
Professional Services	18,553
General Services	65,535
Repairs and Maintenance	29,214
Taxes, Insurance Premiums and Other Fees	380
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,779
Representation Expenses	271,162
Rent/Lease Expenses	70,952
Subscription Expenses	33,393
Other Maintenance and Operating Expenses	1,188

Total Maintenance and Other Operating Expenses	1,446,522

Total Current Operating Expenditures	3,300,866

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	49,837
Machinery and Equipment Outlay	407,740
Transportation Equipment Outlay	64,200
Furniture, Fixtures and Books Outlay	5,623

Total Capital Outlays	527,400

TOTAL NEW APPROPRIATIONS	3,828,266

Y. PHILIPPINE RACING COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	191,095,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	20,475,000	₱	9,932,000	₱	5,150,000	₱	35,557,000
Operations		24,370,000		131,168,000				155,538,000

HORSE RACING INCENTIVE PROGRAM				124,303,000				124,303,000
HORSE RACING REGULATORY PROGRAM		24,370,000		6,865,000				31,235,000

TOTAL NEW APPROPRIATIONS	₱	44,845,000	₱	141,100,000	₱	5,150,000	₱	191,095,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	545
OTHER EXECUTIVE OFFICES

Special Provision(s)

1. Trust Receipts on Share from Breakages. Breakages or the fraction of ten (10) centavos eliminated from the dividends paid to the winning tickets remitted by the Metro Manila Turf Club, Inc. under R.A. No. 7978, as amended, shall be used exclusively for the payment of additional prizes for races sponsored by the Philippine Racing Commission (PhilRaCom) and for the necessary Capital Outlays and other expenses relative to the horse-breeding activities of the Commission. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Reporting and Posting Requirements. The PhilRaCom shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PhilRaCom’s website.

The PhilRaCom shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,475,000	₱	9,932,000	₱	5,150,000	₱	35,557,000

Sub-total, General Administration and Support		20,475,000		9,932,000		5,150,000		35,557,000

Operations
HORSE RACING INCENTIVE PROGRAM				124,303,000				124,303,000

Granting of Racing Incentives for the Promotion of Racing Industry Including Prizes in Stakes Races				124,303,000				124,303,000
HORSE RACING REGULATORY PROGRAM		24,370,000		6,865,000				31,235,000

Formulation and Implementation of Policies and Rules on Horse Racing and Regulation of Horse Racing Operations		24,370,000		6,865,000				31,235,000

Sub-total, Operations		24,370,000		131,168,000				155,538,000

TOTAL NEW APPROPRIATIONS	₱	44,845,000	₱	141,100,000	₱	5,150,000	₱	191,095,000

546	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,833

Total Permanent Positions	32,833

Other Compensation Common to All
Personnel Economic Relief Allowance	1,728
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	504
Mid-Year Bonus - Civilian	2,736
Year End Bonus	2,736
Cash Gift	360
Per Diems	1,441
Productivity Enhancement Incentive	360
Step Increment	82

Total Other Compensation Common to All	10,907

Other Benefits
PAG-IBIG Contributions	173
PhilHealth Contributions	805
Employees Compensation Insurance Premiums	87
Loyalty Award - Civilian	40

Total Other Benefits	1,105

Total Personnel Services	44,845

Maintenance and Other Operating Expenses
Travelling Expenses	1,750
Training and Scholarship Expenses	300
Supplies and Materials Expenses	6,160
Utility Expenses	1,335
Communication Expenses	1,625
Awards/Rewards and Prizes	124,303
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	1,340
General Services	700
Repairs and Maintenance	217
Taxes, Insurance Premiums and Other Fees	150
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	1,300
Rent/Lease Expenses	500
Other Maintenance and Operating Expenses	1,120

Total Maintenance and Other Operating Expenses	141,100

Total Current Operating Expenditures	185,945

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,150

Total Capital Outlays	5,150

TOTAL NEW APPROPRIATIONS	191,095

DECEMBER 30, 2024	OFFICIAL GAZETTE	547
OTHER EXECUTIVE OFFICES

Z. PHILIPPINE SPACE AGENCY

For general administration and support, and operations, as indicated hereunder	₱	913,509,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	48,718,000	₱	136,865,000		₱	185,583,000
Operations		75,365,000		652,561,000			727,926,000

SPACE SCIENCE AND TECHNOLOGY APPLICATION (SSTA) PROGRAM		75,365,000		652,561,000			727,926,000

TOTAL NEW APPROPRIATIONS	₱	124,083,000	₱	789,426,000		₱	913,509,000

Special Provision(s)

1. Philippine Space Development Fund. In addition to the amounts appropriated herein, the amount of One Hundred Twenty Six Million Three Hundred Seventeen Thousand Pesos (₱126,317,000) is hereby allocated to the Philippine Space Development Fund and shall be used exclusively for the capital outlay requirements of the Philippine Space Agency (PhiLSA), consistent with Section 22(a) of R.A. No. 11363.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

Release of funds shall be subject to the submission of a Special Budget request and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Reporting and Posting Requirements. The Philippine Space Agency (PhilSA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PhilSA’s website.

The PhilSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

548	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,718,000	₱	136,865,000		₱	185,583,000

Sub-total, General Administration and Support		48,718,000		136,865,000			185,583,000

Operations
SPACE SCIENCE AND TECHNOLOGY APPLICATION (SSTA) PROGRAM		75,365,000		652,561,000			727,926,000

Research and Development and Capacity Building		34,487,000		603,033,000			637,520,000
Technical Operations and Services		27,394,000		26,778,000			54,172,000
Promotion, Policy Planning and International Cooperation		13,484,000		22,750,000			36,234,000

Sub-total, Operations		75,365,000		652,561,000			727,926,000

TOTAL NEW APPROPRIATIONS	₱	124,083,000	₱	789,426,000		₱	913,509,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	93,886

Total Permanent Positions	93,886

Other Compensation Common to All
Personnel Economic Relief Allowance	3,288
Representation Allowance	1,848
Transportation Allowance	1,848
Clothing and Uniform Allowance	959
Mid-Year Bonus - Civilian	7,825
Year End Bonus	7,825
Cash Gift	685
Productivity Enhancement Incentive	685
Step Increment	235

Total Other Compensation Common to All	25,198

Other Benefits
PAG-IBIG Contributions	329
PhilHealth Contributions	2,155
Employees Compensation Insurance Premiums	165

Total Other Benefits	2,649

DECEMBER 30, 2024	OFFICIAL GAZETTE	549
OTHER EXECUTIVE OFFICES

Non-Permanent Positions	2,350

Total Personnel Services	124,083

Maintenance and Other Operating Expenses
Travelling Expenses	12,382
Training and Scholarship Expenses	11,331
Supplies and Materials Expenses	6,787
Utility Expenses	8,962
Communication Expenses	7,672
Awards/Rewards and Prizes	100
Survey, Research, Exploration and Development Expenses	585,269
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,761
Professional Services	35,102
General Services	2,100
Repairs and Maintenance	7,760
Financial Assistance/Subsidy	12,226
Taxes, Insurance Premiums and Other Fees	8,016
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,000
Representation Expenses	3,563
Transportation and Delivery Expenses	315
Rent/Lease Expenses	74,186
Subscription Expenses	9,894

Total Maintenance and Other Operating Expenses	789,426

Total Current Operating Expenditures	913,509

TOTAL NEW APPROPRIATIONS	913,509

AA. PHILIPPINE SPORTS COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,275,155,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	45,435,000	₱	107,066,000	₱	160,000,000	₱	312,501,000
Operations		30,452,000		147,797,000				178,249,000

AMATEUR SPORTS DEVELOPMENT PROGRAM		30,452,000		147,797,000				178,249,000

Total, Regular Programs		75,887,000		254,863,000		160,000,000		490,750,000

B. PROJECTS
Locally-Funded Project(s)				764,405,000		20,000,000		784,405,000

Total, Project(s)				764,405,000		20,000,000		784,405,000

TOTAL NEW APPROPRIATIONS	₱	75,887,000	₱	1,019,268,000	₱	180,000,000	₱	1,275,155,000

550	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. National Sports Development Fund. In addition to the amounts appropriated herein, the National Sports Development Fund (NSDF) shall be used for the National Sports Development Program sourced from the following, in accordance with Section 26 of R.A. No. 6847:

(a)

Twenty Nine Million Eight Hundred Twenty Six Thousand Pesos (₱29,826,000) from taxes on horse races during special holidays, share from all taxes collected on imported athletic equipment and proceeds from the sale of stamps depicting sports events. Said amount shall be deposited with the National Treasury and released subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules and regulations; and

(b)

Proceeds of sweepstakes or lottery draws of the PCSO and the Philippine Sports Commission’s (PSC) share from the gross income of the PAGCOR which shall be deposited with an authorized government depository bank.

The NSDF shall likewise be used for the following purposes:

(a)	At least Six Million Pesos (₱6,000,000) for the research, promotion, development and implementation of Sports Science and Sports Medicine in the country;

(b)	Assistance to national sports associations, private associations and entities, civil service organizations and individuals relative to the implementation of the National Physical Fitness and Sports;

(c)

Training and preparation of national athletes and coaches, as well as the selection of individual athletes at the elementary and high school levels for individual sports events and for maintenance of the training venues for the national athletes and coaches; and

(d)	Payment of cash incentives and retirement benefits to national athletes and coaches in accordance with the provisions of R.A. No. 10699.

In no case shall the foregoing amounts be used for any other purpose.

2. Appropriations for the Philippine Sports Commission. The amounts appropriated herein shall be used for the following:

(a)	Three Hundred Twelve Million One Hundred Seventy Three Thousand Pesos (₱312,173,000) for General Management and Supervision;

(b)	Eighty Eight Million Six Hundred Twenty Thousand Pesos (₱88,620,000) for Policy and Program Formulation and Amateur Sports Development and Promotion; and

(c)	Eighty Nine Million Six Hundred Twenty Nine Thousand Pesos (₱89,629,000) for National Sport for All-Grassroot Centerpiece Program.

In no case shall said amounts be used as assistance to national sports associations and entities, civil service organizations, and individuals.

3. Basic and Meal Allowances of Athletes. The PSC shall ensure that all qualified national athletes are uniformly granted basic and meal allowances which should be charged against the NSDF. For this purpose, regular national athletes shall receive the following monthly basic allowance based on their classification:

(a)	Class A - Thirty Thousand Pesos (₱30,000);

(b)	Class B - Twenty Seven Thousand Pesos (₱27,000);

(c)	Class C - (i) Silver Medalist - Twenty Four Thousand Pesos (₱24,000); and (ii) Bronze Medalist - Twenty One Thousand Pesos (₱21,000);

(d)	Team Sports - Seventeen Thousand Pesos (₱17,000); and

(e)	Training Pool - (i) Non-medalist/downgraded - Twelve Thousand Six Hundred Pesos (₱12,600); and (ii) New Entries/Alternates/Sparring Partners -Ten Thousand Two Hundred Pesos (₱10,200)

For athletes who garnered medals during international competition for the year shall be allowed the following allowance scheme under the Priority Athletes Program of the Commission, with the following rates:

(a)	Platinum - Forty Five Thousand Pesos (₱45,000);

(b)	Priority A - Forty Three Thousand Pesos (₱43,000);

(c)	Priority B - Thirty Six Thousand Pesos (₱36,000); and

(d)	Priority C - Thirty Three Thousand Pesos (₱33,000).

The scheme shall cover athletes who are qualified and endorsed by their respective National Sports Associations to be part of the said program.

Implementation of this provision shall be in accordance with PSC Resolution No. 400-2019 dated March 21, 2019, PSC Board Resolution No. 493-2020 dated March 2, 2020, and such other guidelines that may be issued for the purpose.

4. Reporting and Posting Requirements. The PSC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PSC’s website.

The PSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	551
OTHER EXECUTIVE OFFICES

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,107,000	₱	107,066,000	₱	160,000,000	₱	312,173,000
Administration of Personnel Benefits		328,000						328,000

Sub-total, General Administration and Support		45,435,000		107,066,000		160,000,000		312,501,000

Operations
AMATEUR SPORTS DEVELOPMENT PROGRAM		30,452,000		147,797,000				178,249,000

Policy and Program Formulation and Amateur Sport Development and Promotion		30,452,000		58,168,000				88,620,000
National Sport for All-Grassroot Centerpiece Program				89,629,000				89,629,000

Sub-total, Operations		30,452,000		147,797,000				178,249,000

Total, Regular Programs		75,887,000		254,863,000		160,000,000		490,750,000

PROJECT(S)
Locally-Funded Project(s)
Preparation, Training and Participation for the Southeast Asian Games (SEA GAMES)				175,093,000				175,093,000
Preparation, Training and Participation in the Asian Winter Games, Harbin, China (February 7-14, 2025)				56,666,000				56,666,000
Preparation, Training and Participation for the FY 2025 Brunei-Indonesia-Malaysia-Philippines-Northern Territory-East ASEAN Growth Area (BIMPNT-EAGA) Friendship Games				11,274,000				11,274,000
Preparation, Training and Participation in the Asian Youth Para Games				11,972,000				11,972,000
Financial Assistance to Athletes including Community Sports Development, Sportsfests and Sports Activities				404,400,000				404,400,000
Preparation and Conduct of Philippine National Games				20,000,000				20,000,000
Procurement of Sports Equipment						20,000,000		20,000,000
ROTC Games				80,000,000				80,000,000
Support to Samahang Kickboxing ng Pilipinas				5,000,000				5,000,000

Sub-total, Locally-Funded Project(s)				764,405,000		20,000,000		784,405,000

Total, Project(s)				764,405,000		20,000,000		784,405,000

TOTAL NEW APPROPRIATIONS	₱	75,887,000	₱	1,019,268,000	₱	180,000,000	₱	1,275,155,000

552	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	56,889

Total Permanent Positions	56,889

Other Compensation Common to All
Personnel Economic Relief Allowance	2,520
Representation Allowance	1,410
Transportation Allowance	1,338
Clothing and Uniform Allowance	735
Mid-Year Bonus - Civilian	4,741
Year End Bonus	4,741
Cash Gift	525
Productivity Enhancement Incentive	525
Step Increment	142

Total Other Compensation Common to All	16,677

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	306

Total Other Compensation for Specific Groups	306

Other Benefits
PAG-IBIG Contributions	252
PhilHealth Contributions	1,279
Employees Compensation Insurance Premiums	126
Loyalty Award - Civilian	30
Terminal Leave	328

Total Other Benefits	2,015

Total Personnel Services	75,887

Maintenance and Other Operating Expenses
Travelling Expenses	184,035
Training and Scholarship Expenses	35,523
Supplies and Materials Expenses	111,705
Utility Expenses	20,100
Communication Expenses	2,716
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,130
Professional Services	70,860
General Services	35,000
Repairs and Maintenance	550

DECEMBER 30, 2024	OFFICIAL GAZETTE	553
OTHER EXECUTIVE OFFICES

Financial Assistance/Subsidy	409,400
Taxes, Insurance Premiums and Other Fees	5,827
Other Maintenance and Operating Expenses
Advertising Expenses	500
Representation Expenses	2,000
Transportation and Delivery Expenses	4,100
Rents/Lease Expenses	17,100
Subscription Expenses	200
Other Maintenance and Operating Expenses	118,522

Total Maintenance and Other Operating Expenses	1,019,268

Total Current Operating Expenditures	1,095,155

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	160,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	180,000

TOTAL NEW APPROPRIATIONS	1,275,155

AB. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

For general administration and support, and operations, as indicated hereunder	₱	148,491,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,463,000	₱	15,308,000		₱	27,771,000
Operations		43,510,000		77,210,000			120,720,000

LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM		43,510,000		77,210,000			120,720,000

TOTAL NEW APPROPRIATIONS	₱	55,973,000	₱	92,518,000		₱	148,491,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Legislative Liaison Office (PLLO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PLLO’s website.

The PLLO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

554	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,185,000	₱	15,308,000		₱	26,493,000
Administration of Personnel Benefits		1,278,000					1,278,000

Sub-total, General Administration and Support		12,463,000		15,308,000			27,771,000

Operations
LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM		43,510,000		77,210,000			120,720,000

Formulation and Implementation of Advocacy Strategies and Strategic Interventions Towards Stakeholders Consensus-Building on Congressional Initiatives Consistent with the Policy Reform and Development Programs of the Administration		43,510,000		77,210,000			120,720,000

Sub-total, Operations		43,510,000		77,210,000			120,720,000

TOTAL NEW APPROPRIATIONS	₱	55,973,000	₱	92,518,000		₱	148,491,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,789

Total Permanent Positions	40,789

Other Compensation Common to All
Personnel Economic Relief Allowance	960
Representation Allowance	1,572
Transportation Allowance	1,572
Clothing and Uniform Allowance	280
Mid-Year Bonus - Civilian	3,399
Year End Bonus	3,399
Cash Gift	200
Productivity Enhancement Incentive	200
Step Increment	102

DECEMBER 30, 2024	OFFICIAL GAZETTE	555
OTHER EXECUTIVE OFFICES

Total Other Compensation Common to All	11,684

Other Benefits
PAG-IBIG Contributions	96
PhilHealth Contributions	819
Employees Compensation Insurance Premiums	48
Loyalty Award - Civilian	5
Terminal Leave	1,273

Total Other Benefits	2,241

Non-Permanent Positions	1,259

Total Personnel Services	55,973

Maintenance and Other Operating Expenses
Travelling Expenses	3,513
Training and Scholarship Expenses	8,396
Supplies and Materials Expenses	8,548
Utility Expenses	632
Communication Expenses	2,081
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,399
Professional Services	17,958
General Services	634
Repairs and Maintenance	1,150
Taxes, Insurance Premiums and Other Fees	590
Other Maintenance and Operating Expenses
Representation Expenses	40,438
Transportation and Delivery Expenses	25
Rent/Lease Expenses	6,135
Subscription Expenses	640
Bank Transaction Fee	4
Other Maintenance and Operating Expenses	375

Total Maintenance and Other Operating Expenses	92,518

Total Current Operating Expenditures	148,491

TOTAL NEW APPROPRIATIONS	148,491

AC. PRESIDENTIAL MANAGEMENT STAFF

For general administration and support, support to operations, and operations, as indicated hereunder	₱	850,464,000

556	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	85,599,000	₱	407,018,000	₱	49,340,000	₱	541,957,000
Support to Operations		10,760,000		53,727,000				64,487,000
Operations		167,329,000		76,691,000				244,020,000

PRESIDENTIAL STAFF SUPPORT PROGRAM		167,329,000		76,691,000				244,020,000

TOTAL NEW APPROPRIATIONS	₱	263,688,000	₱	537,436,000	₱	49,340,000	₱	850,464,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Management Staff (PMS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PMS’ website.

The PMS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,557,000	₱	407,018,000	₱	49,340,000	₱	540,915,000

National Capital Region (NCR)		84,557,000		407,018,000		49,340,000		540,915,000

Central Office		84,557,000		407,018,000		49,340,000		540,915,000
Administration of Personnel Benefits		1,042,000						1,042,000

National Capital Region (NCR)		1,042,000						1,042,000

Central Office		1,042,000						1,042,000

Sub-total, General Administration and Support		85,599,000		407,018,000		49,340,000		541,957,000

Support to Operations
Provision of Legal and Information Communication Technology (ICT) Services		10,760,000		53,727,000				64,487,000

National Capital Region (NCR)		10,760,000		53,727,000				64,487,000

Central Office		10,760,000		53,727,000				64,487,000

Sub-total, Support to Operations		10,760,000		53,727,000				64,487,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	557
OTHER EXECUTIVE OFFICES

Operations
PRESIDENTIAL STAFF SUPPORT PROGRAM		167,329,000		76,691,000				244,020,000

Provision of Decision Inputs for the Presidency and the Conduct of Policy Research and Complete Staff Work in Support of the President’s Priority Development Agenda		53,365,000		11,294,000				64,659,000

National Capital Region (NCR)		53,365,000		11,294,000				64,659,000

Central Office		53,365,000		11,294,000				64,659,000
Monitoring and Evaluation of and Facilitation Work on Presidential Directives, Priority Programs, and Projects		40,213,000		41,385,000				81,598,000

National Capital Region (NCR)		40,213,000		41,385,000				81,598,000

Central Office		40,213,000		41,385,000				81,598,000
Management of Presidential Engagements and Provision of Secretariat Support to Various Presidential Bodies		73,751,000		24,012,000				97,763,000

National Capital Region (NCR)		73,751,000		24,012,000				97,763,000

Central Office		73,751,000		24,012,000				97,763,000

Sub-total, Operations		167,329,000		76,691,000				244,020,000

TOTAL NEW APPROPRIATIONS	₱	263,688,000	₱	537,436,000	₱	49,340,000	₱	850,464,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	184,960

Total Permanent Positions	184,960

Other Compensation Common to All
Personnel Economic Relief Allowance	6,432
Representation Allowance	5,328
Transportation Allowance	5,328
Clothing and Uniform Allowance	1,876
Mid-Year Bonus - Civilian	15,412
Year End Bonus	15,412
Cash Gift	1,340
Productivity Enhancement Incentive	1,340
Step Increment	463

558	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Other Compensation Common to All	52,931

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	19,680

Total Other Compensation for Specific Groups	19,680

Other Benefits
PAG-IBIG Contributions	642
PhilHealth Contributions	4,111
Employees Compensation Insurance Premiums	322
Terminal Leave	1,042

Total Other Benefits	6,117

Total Personnel Services	263,688

Maintenance and Other Operating Expenses
Travelling Expenses	62,787
Training and Scholarship Expenses	12,060
Supplies and Materials Expenses	84,392
Utility Expenses	27,334
Communication Expenses	14,947
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	50,142
General Services	76,196
Repairs and Maintenance	80,061
Taxes, Insurance Premiums and Other Fees	5,400
Other Maintenance and Operating Expenses
Printing and Publication Expenses	8,000
Representation Expenses	20,893
Rent/Lease Expenses	16,562
Subscription Expenses	76,701
Other Maintenance and Operating Expenses	1,825

Total Maintenance and Other Operating Expenses	537,436

Total Current Operating Expenditures	801,124

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	47,540
Transportation Equipment Outlay	1,800

Total Capital Outlays	49,340

TOTAL NEW APPROPRIATIONS	850,464

DECEMBER 30, 2024	OFFICIAL GAZETTE	559
OTHER EXECUTIVE OFFICES

GENERAL SUMMARY

OTHER EXECUTIVE OFFICES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. ANTI-MONEY LAUNDERING COUNCIL	₱		₱	136,328,000	₱	27,000,000	₱	163,328,000
B. ANTI-RED TAPE AUTHORITY		185,586,000		179,956,000		18,090,000		383,632,000
C. CLIMATE CHANGE COMMISSION		51,496,000		196,079,000		7,900,000		255,475,000
D. COMMISSION ON FILIPINOS OVERSEAS		64,234,000		156,040,000		23,932,000		244,206,000
E. COMMISSION ON HIGHER EDUCATION		454,376,000		32,829,586,000		26,316,000		33,310,278,000
F. COMMISSION ON THE FILIPINO LANGUAGE		46,072,000		54,399,000				100,471,000
G. DANGEROUS DRUGS BOARD		69,726,000		294,994,000		56,650,000		421,370,000
H. ENERGY REGULATORY COMMISSION		322,649,000		529,898,000		49,537,000		902,084,000
I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES		25,241,000		425,912,000		53,415,000		504,568,000
J. GAMES AND AMUSEMENTS BOARD		79,864,000		58,631,000		2,990,000		141,485,000
K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS		127,905,000		116,365,000		10,000,000		254,270,000
L. MARAWI COMPENSATION BOARD		104,729,000		1,050,000,000				1,154,729,000
M. MINDANAO DEVELOPMENT AUTHORITY		103,811,000		295,273,000		207,603,000		606,687,000
N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD		44,652,000						44,652,000
O. NATIONAL AMNESTY COMMISSION		32,508,000		85,093,000		2,400,000		120,001,000
P. NATIONAL COMMISSION FOR CULTURE AND THE ARTS
P.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)		34,433,000		114,837,000		5,200,000		154,470,000
P.2. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES		98,359,000		228,424,000		115,192,000		441,975,000
P.3. NATIONAL LIBRARY OF THE PHILIPPINES		79,422,000		130,683,000		85,161,000		295,266,000
P.4. NATIONAL ARCHIVES OF THE PHILIPPINES		71,885,000		115,157,000		489,113,000		676,155,000

SUB-TOTAL, NATIONAL COMMISSION FOR CULTURE AND THE ARTS		284,099,000		589,101,000		694,666,000		1,567,866,000

Q. NATIONAL COMMISSION OF SENIOR CITIZENS		127,567,000		3,062,162,000				3,189,729,000
R. NATIONAL COMMISSION ON INDIGENOUS PEOPLES		853,650,000		347,948,000				1,201,598,000
S. NATIONAL INTELLIGENCE COORDINATING AGENCY		798,870,000		1,280,916,000		109,473,000		2,189,259,000

560	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

T. NATIONAL SECURITY COUNCIL		117,583,000		626,213,000		143,345,000		887,141,000
U. OFFICE OF THE PRESIDENTIAL ADVISER ON PEACE, RECONCILIATION AND UNITY		237,252,000		1,888,117,000		4,969,609,000		7,094,978,000
V. OPTICAL MEDIA BOARD		32,001,000		21,027,000				53,028,000
W. PHILIPPINE COMPETITION COMMISSION		222,850,000		225,534,000				448,384,000
X. PHILIPPINE DRUG ENFORCEMENT AGENCY		1,854,344,000		1,446,522,000		527,400,000		3,828,266,000
Y. PHILIPPINE RACING COMMISSION		44,845,000		141,100,000		5,150,000		191,095,000
Z. PHILIPPINE SPACE AGENCY		124,083,000		789,426,000				913,509,000
AA. PHILIPPINE SPORTS COMMISSION		75,887,000		1,019,268,000		180,000,000		1,275,155,000
AB. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE		55,973,000		92,518,000				148,491,000
AC. PRESIDENTIAL MANAGEMENT STAFF		263,688,000		537,436,000		49,340,000		850,464,000

TOTAL NEW APPROPRIATIONS, OTHER EXECUTIVE OFFICES	₱	6,805,541,000	₱	48,475,842,000	₱	7,164,816,000	₱	62,446,199,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	561
THE JUDICIARY

XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

For general administration and support, support to operations, and operations, including the requirements of the Strategic Plan for Judicial Innovations and locally-funded project(s), as indicated hereunder	₱	53,534,113,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	11,554,542,000	₱	4,314,680,000	₱	1,221,143,000	₱	17,090,365,000
Support to Operations		178,602,000		395,701,000		49,020,000		623,323,000
Operations		24,065,826,000		4,052,507,000		21,754,000		28,140,087,000

ADJUDICATION PROGRAM		24,065,826,000		4,052,507,000		21,754,000		28,140,087,000

Total, Regular Programs		35,798,970,000		8,762,888,000		1,291,917,000		45,853,775,000

B. PROJECT(S)
Locally-Funded Project(s)				2,400,265,000		5,280,073,000		7,680,338,000

Total, Project(s)				2,400,265,000		5,280,073,000		7,680,338,000

TOTAL NEW APPROPRIATIONS	₱	35,798,970,000	₱	11,163,153,000	₱	6,571,990,000	₱	53,534,113,000

Special Provision(s)

1. Judiciary Development Fund. In addition to the amounts appropriated herein, all income derived from increase in the legal fees prescribed in the amendments to Rule 141 of the Rules of Court promulgated by the Supreme Court of the Philippines after July 18, 1984, constituted into the Judiciary Development Fund (JDF), shall be used to augment the allowances of the members and personnel of the Judiciary and finance the acquisition, maintenance and repair of office equipment and facilities in accordance with Sections 1 and 3 of P.D. No. 1949. At least eighty percent (80%) of said amount shall be used for the payment of cost of living allowances and not more than twenty percent (20%) for the purchase of office equipment and facilities of the courts.

The COA shall audit the receipts, revenues, uses, disbursements and expenditures of the JDF every quarter and submit the appropriate report in writing to the Chief Justice of the Supreme Court, the Presiding Justice of the Court of Appeals and all Executive Judges.

2. Special Allowance of Justices and Judges. Considering that the special allowance of Justices, Judges and all other positions in the Judiciary with equivalent rank of Justices of the Court of Appeals and Judges of the Regional Trial Court under R.A. No. 9227, has already been fully integrated into their salaries as of June 1, 2012, the amount of Six Hundred Eighty Million Seven Hundred Thirty Seven Thousand Three Hundred Fifty Six Pesos (₱680,737,356) corresponding to the Special Allowance for the Judiciary component of their salaries shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987. Once deposited, the salary being received by the members of the Judiciary shall be sourced and funded from the General Fund.

3. Administration of Appropriations. The appropriations provided herein for the Supreme Court of the Philippines and the Lower Courts shall be administered by the Chief Justice of the Supreme Court, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292, and other budgeting, accounting and auditing rules and regulations.

4. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chief Justice of the Supreme Court as Head of the Judiciary and as Chairperson of the Presidential Electoral Tribunal is hereby authorized to:

(a) formulate and implement the organizational structure of the Judiciary and the Presidential Electoral Tribunal;

(b) fix and determine the salaries, allowances and other benefits of the personnel of the Judiciary and the Presidential Electoral Tribunal in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c) create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

562	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the Judiciary and the Presidential Electoral Tribunal.

5. Use of Savings. The Chief Justice of the Supreme Court is authorized to use savings to augment actual deficiencies in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

6. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Judiciary’s appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

7. Maintenance and Other Operating Expenses of the Lower Courts. The amount of Three Billion Two Hundred Forty Four Million One Hundred Eighty Eight Thousand Pesos (₱3,244,188,000) appropriated herein for the MOOE of the lower courts shall be equitably allocated by the Supreme Court based on the standards prescribed for the lower courts by the Supreme Court.

To facilitate the utilization of said MOOE allocation and ensure that the requirements of lower courts are readily available and provided, the Procurement Service (PS), through its Regional Depots, shall provide an easy access facility for lower courts to source all their MOOE requirements from the PS.

The Court’s web administrator or his/her equivalent shall be responsible for ensuring that the utilization of funds allocated for each lower court is posted on the Supreme Court website. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 757, R.A. No. 12116)

8. Expenses for Official Travel. The Chief Justice of the Supreme Court may authorize the reimbursement of actual and reasonable expenses incurred during official travel in carrying out the supervisory functions of the Supreme Court over the lower courts, subject to the limits prescribed under E.O. No. 77, s. 2019 and duly supported by receipts pursuant to accounting and auditing rules and regulations.

9. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices and Judges shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

10. Public-Private Partnership for Major Infrastructure Projects and/or Procurements. The Supreme Court may consider entering into Public-Private Partnership arrangements with respect to its major infrastructure projects and/or procurements, as may be appropriate or allowed by law, in order to facilitate the attainment of its objectives for a more efficient, innovative and accessible judicial system.

11. Reporting and Posting Requirements. The Supreme Court shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	Supreme Court’s website.

The Supreme Court shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	511,337,000	₱	3,629,995,000	₱	998,828,000	₱	5,140,160,000
Administration of Personnel Benefits		10,578,596,000						10,578,596,000
Supervision of Lower Courts		464,609,000		684,685,000		222,315,000		1,371,609,000

Sub-total, General Administration and Support		11,554,542,000		4,314,680,000		1,221,143,000		17,090,365,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	563
THE JUDICIARY

Support to Operations
Judicial Bar Council	56,104,000	32,009,000	3,900,000	92,013,000
Operations of Philippine Judicial Academy (PHILJA)	109,716,000	106,328,000	28,230,000	244,274,000
Operations of Mandatory Continuing Legal Education (MCLE)	12,782,000	7,364,000	16,890,000	37,036,000
Philippine Judicial Marshal Service		250,000,000		250,000,000

Sub-total, Support to Operations	178,602,000	395,701,000	49,020,000	623,323,000

Operations
ADJUDICATION PROGRAM	24,065,826,000	4,052,507,000	21,754,000	28,140,087,000

Adjudication of Regional Trial Court Cases	12,995,334,000	1,583,181,000		14,578,515,000
Adjudication of Metropolitan Court Cases	1,154,329,000	167,632,000		1,321,961,000
Adjudication of Municipal Trial Court Cases in Cities	2,215,229,000	347,215,000		2,562,444,000
Adjudication of Municipal Circuit Court Cases	2,763,822,000	490,419,000		3,254,241,000
Adjudication of Municipal Court Cases	2,401,630,000	421,983,000		2,823,613,000
Adjudication of Shari’a District Court Cases	26,241,000	12,299,000		38,540,000
Adjudication of Shari’a Circuit Court Cases	160,300,000	29,738,000		190,038,000
Adjudication of Child and Family Court Cases	1,193,992,000	191,721,000		1,385,713,000
Adjudication of Supreme Court Cases	1,154,949,000	508,319,000	21,754,000	1,685,022,000
Adjudication of Supreme Court Cases - Offices of the Chief Justice and Associate Justices		300,000,000		300,000,000

Sub-total, Operations	24,065,826,000	4,052,507,000	21,754,000	28,140,087,000

Total, Regular Programs	35,798,970,000	8,762,888,000	1,291,917,000	45,853,775,000

PROJECT(S)
Locally-Funded Project(s)
Subsidy to Integrated Bar of the Philippines (IBP)		130,900,000		130,900,000
Construction/Completion and/or Repair/Rehabilitation of the Halls of Justice Nationwide (JUSIP)			720,288,000	720,288,000
Justice Sector Convergence Program		115,355,000	218,310,000	333,665,000
Strategic Plan for Judicial Innovations		1,097,400,000	4,341,475,000	5,438,875,000
2025 Bar Examinations		843,610,000		843,610,000

564	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2025 Shari’a Bar Examinations				113,000,000				113,000,000
Developmental and Social Lawyering				100,000,000				100,000,000

Sub-total, Locally-Funded Project(s)				2,400,265,000		5,280,073,000		7,680,338,000

Total, Project(s)				2,400,265,000		5,280,073,000		7,680,338,000

TOTAL NEW APPROPRIATIONS	₱	35,798,970,000	₱	11,163,153,000	₱	6,571,990,000	₱	53,534,113,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	12,933,264
Creation of New Positions	1,059,471

Total Permanent Positions	13,992,735

Other Compensation Common to All
Personnel Economic Relief Allowance	651,108
Representation Allowance	358,398
Transportation Allowance	358,212
Clothing and Uniform Allowance	189,910
Mid-Year Bonus - Civilian	1,077,773
Year End Bonus	1,077,773
Cash Gift	135,650
Productivity Enhancement Incentive	135,650
Step Increment	32,334

Total Other Compensation Common to All	4,016,808

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	14,350
Magna Carta for Public Social Workers	16,181
Longevity Pay	327,702
Lump-sum for Filling of Positions - Civilian	7,010,657
Other Personnel Benefits	432,309

Total Other Compensation for Specific Groups	7,801,199

Other Benefits
PAG-IBIG Contributions	65,113
PhilHealth Contributions	280,006
Employees Compensation Insurance Premiums	32,555
Retirement Gratuity	1,706,025

DECEMBER 30, 2024	OFFICIAL GAZETTE	565
THE JUDICIARY

Loyalty Award - Civilian	23,145
Terminal Leave	1,861,914

Total Other Benefits	3,968,758

Other Personnel Benefits
Pension, Civilian Personnel	5,486,032

Total Other Personnel Benefits	5,486,032

Non-Permanent Positions	533,438

Total Personnel Services	35,798,970

Maintenance and Other Operating Expenses
Travelling Expenses	315,183
Training and Scholarship Expenses	352,679
Supplies and Materials Expenses	2,117,211
Utility Expenses	641,245
Communication Expenses	422,604
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	442,031
Professional Services	1,153,055
General Services	425,000
Repairs and Maintenance	716,683
Financial Assistance/Subsidy	161,801
Taxes, Insurance Premiums and Other Fees	85,829
Other Maintenance and Operating Expenses
Advertising Expenses	14,171
Printing and Publication Expenses	1,363
Representation Expenses	60,892
Transportation and Delivery Expenses	112,033
Rent/Lease Expenses	830,386
Subscription Expenses	1,147,343
Other Maintenance and Operating Expenses	2,163,644

Total Maintenance and Other Operating Expenses	11,163,153

Total Current Operating Expenditures	46,962,123

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	720,288
Machinery and Equipment Outlay	465,699
Transportation Equipment Outlay	110,523
Furniture, Fixtures and Books Outlay	26,638
Intangible Assets Outlay	5,248,842

Total Capital Outlays	6,571,990

TOTAL NEW APPROPRIATIONS	53,534,113

566	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. PRESIDENTIAL ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	160,263,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

A. REGULAR PROGRAMS
General Administration and Support	₱	84,720,000	₱	8,502,000	₱	8,000,000	₱	101,222,000
Operations		53,563,000		5,478,000				59,041,000

ADJUDICATION OF PRESIDENTIAL AND VICE-PRESIDENTIAL ELECTORAL PROTEST PROGRAM		53,563,000		5,478,000				59,041,000

TOTAL NEW APPROPRIATIONS	₱	138,283,000	₱	13,980,000	₱	8,000,000	₱	160,263,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Electoral Tribunal (PET) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	PET’s website.

The PET shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,714,000	₱	8,502,000	₱	8,000,000	₱	25,216,000
Administration of Personnel Benefits		76,006,000						76,006,000

Sub-total, General Administration and Support		84,720,000		8,502,000		8,000,000		101,222,000

Operations
ADJUDICATION OF PRESIDENTIAL AND VICE-PRESIDENTIAL ELECTORAL PROTEST PROGRAM		53,563,000		5,478,000				59,041,000

Adjudication of Electoral Cases/Contests Involving the President and Vice President of the Republic		53,563,000		5,478,000				59,041,000

Sub-total, Operations		53,563,000		5,478,000				59,041,000

TOTAL NEW APPROPRIATIONS	₱	138,283,000	₱	13,980,000	₱	8,000,000	₱	160,263,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	567
THE JUDICIARY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,630

Total Permanent Positions	47,630

Other Compensation Common to All
Personnel Economic Relief Allowance	1,728
Representation Allowance	1,080
Transportation Allowance	1,080
Clothing and Uniform Allowance	504
Mid-Year Bonus - Civilian	3,969
Year End Bonus	3,969
Cash Gift	360
Productivity Enhancement Incentive	360
Step Increment	120

Total Other Compensation Common to All	13,170

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	71,949
Other Personnel Benefits	4,057

Total Other Compensation for Specific Groups	76,006

Other Benefits
PAG-IBIG Contributions	173
PhilHealth Contributions	1,177
Employees Compensation Insurance Premiums	87
Loyalty Award - Civilian	40

Total Other Benefits	1,477

Total Personnel Services	138,283

Maintenance and Other Operating Expenses
Supplies and Materials Expenses	253
Utility Expenses	355
Communication Expenses	784

568	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Repairs and Maintenance	91
Taxes, Insurance Premiums and Other Fees	39
Other Maintenance and Operating Expenses
Transportation and Delivery Expenses	41
Rent/Lease Expenses	716
Other Maintenance and Operating Expenses	11,701

Total Maintenance and Other Operating Expenses	13,980

Total Current Operating Expenditures	152,263

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	7,000
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	8,000

TOTAL NEW APPROPRIATIONS	160,263

C. SANDIGANBAYAN

For general administration and support, support to operations, and operations, as indicated hereunder	₱	2,339,733,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	668,306,000	₱	593,427,000	₱	448,967,000	₱	1,710,700,000
Support to Operations		12,459,000		13,900,000		24,379,000		50,738,000
Operations		361,293,000		164,773,000		52,229,000		578,295,000

SANDIGANBAYAN ADJUDICATION PROGRAM		361,293,000		164,773,000		52,229,000		578,295,000

TOTAL NEW APPROPRIATIONS	₱	1,042,058,000	₱	772,100,000	₱	525,575,000	₱	2,339,733,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Sandiganbayan shall be administered by the Presiding Justice of the Sandiganbayan, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292, and other budgeting, accounting, and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Sandiganbayan’s appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

DECEMBER 30, 2024	OFFICIAL GAZETTE	569
THE JUDICIARY

4. Reporting and Posting Requirements. The Sandiganbayan shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Sandiganbayan’s website.

The Sandiganbayan shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	248,771,000	₱	593,427,000	₱	448,967,000	₱	1,291,165,000
Administration of Personnel Benefits		419,535,000						419,535,000

Sub-total, General Administration and Support		668,306,000		593,427,000		448,967,000		1,710,700,000

Support to Operations
Legal and Compliance Services		12,459,000		13,900,000		24,379,000		50,738,000

Sub-total, Support to Operations		12,459,000		13,900,000		24,379,000		50,738,000

Operations
SANDIGANBAYAN ADJUDICATION PROGRAM		361,293,000		164,773,000		52,229,000		578,295,000

CASE MANAGEMENT SUB-PROGRAM		58,079,000		37,014,000		19,901,000		114,994,000

Docketing, Processing, Reporting and Calendaring of Cases for Hearing and Conduct of Proceedings		58,079,000		37,014,000		19,901,000		114,994,000
TRIAL MANAGEMENT SUB-PROGRAM		43,996,000		15,068,000		7,041,000		66,105,000

Trial of Cases, Preparation and Promulgation of Decisions and Issuance Processes		43,996,000		15,068,000		7,041,000		66,105,000
CASE DISPOSITION MANAGEMENT SUB-PROGRAM		259,218,000		112,691,000		25,287,000		397,196,000

Review of Case Records, Drafting and Promulgation of Decisions or Resolutions Disposing Cases		259,218,000		112,691,000		25,287,000		397,196,000

Sub-total, Operations		361,293,000		164,773,000		52,229,000		578,295,000

TOTAL NEW APPROPRIATIONS	₱	1,042,058,000	₱	772,100,000	₱	525,575,000	₱	2,339,733,000

570	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	313,831
Creation of New Positions	5,584
Reclassification of Positions	34,587

Total Permanent Positions	354,002

Other Compensation Common to All
Personnel Economic Relief Allowance	11,856
Representation Allowance	12,192
Transportation Allowance	12,192
Clothing and Uniform Allowance	3,458
Honoraria	5,880
Overtime Pay	22,124
Mid-Year Bonus - Civilian	26,153
Year End Bonus	26,153
Cash Gift	2,470
Productivity Enhancement Incentive	2,470
Step Increment	785

Total Other Compensation Common to All	125,733

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	855
Longevity Pay	10,955
Night Shift Differential Pay	2,375
Lump-sum for Filling of Positions - Civilian	66,326
Other Personnel Benefits	37,631

Total Other Compensation for Specific Groups	118,142

Other Benefits
PAG-IBIG Contributions	1,186
PhilHealth Contributions	6,759
Employees Compensation Insurance Premiums	593
Retirement Gratuity	187,364
Loyalty Award - Civilian	435
Terminal Leave	125,674

Total Other Benefits	322,011

Other Personnel Benefits
Pension, Civilian Personnel	71,433

DECEMBER 30, 2024	OFFICIAL GAZETTE	571
THE JUDICIARY

Total Other Personnel Benefits	71,433

Non-Permanent Positions	50,737

Total Personnel Services	1,042,058

Maintenance and Other Operating Expenses
Travelling Expenses	72,725
Training and Scholarship Expenses	37,061
Supplies and Materials Expenses	126,409
Utility Expenses	29,368
Communication Expenses	23,012
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,038
Professional Services	18,770
General Services	25,015
Repairs and Maintenance	121,103
Taxes, Insurance Premiums and Other Fees	7,055
Other Maintenance and Operating Expenses
Advertising Expenses	289
Printing and Publication Expenses	352
Representation Expenses	7,512
Transportation and Delivery Expenses	153
Rent/Lease Expenses	171,379
Subscription Expenses	7,646
Donations	5
Other Maintenance and Operating Expenses	119,208

Total Maintenance and Other Operating Expenses	772,100

Total Current Operating Expenditures	1,814,158

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	415,000
Machinery and Equipment Outlay	77,650
Transportation Equipment Outlay	27,195
Furniture, Fixtures and Books Outlay	5,730

Total Capital Outlays	525,575

TOTAL NEW APPOPRIATIONS	2,339,733

D. COURT OF APPEALS

For general administration and support, and operations, as indicated hereunder	₱	5,089,249,000

572	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,959,247,000	₱	1,720,809,000	₱	472,418,000	₱	4,152,474,000
Operations		469,549,000		412,734,000		54,492,000		936,775,000

APPELLATE ADJUDICATION PROGRAM		469,549,000		412,734,000		54,492,000		936,775,000

TOTAL NEW APPROPRIATIONS	₱	2,428,796,000	₱	2,133,543,000	₱	526,910,000	₱	5,089,249,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Court of Appeals shall be administered by the Presiding Justice of the Court of Appeals, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292, and other budgeting, accounting, and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Court of Appeals’ appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The Court of Appeals shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Court of Appeals’ website.

The Court of Appeals shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,450,856,000	₱	1,720,809,000	₱	472,418,000	₱	3,644,083,000
Administration of Personnel Benefits		508,391,000						508,391,000

Sub-total, General Administration and Support		1,959,247,000		1,720,809,000		472,418,000		4,152,474,000

Operations
APPELLATE ADJUDICATION PROGRAM		469,549,000		412,734,000		54,492,000		936,775,000

Adjudication of Appealed and Other Court Cases		469,549,000		412,734,000		54,492,000		936,775,000

Sub-total, Operations		469,549,000		412,734,000		54,492,000		936,775,000

TOTAL NEW APPROPRIATIONS	₱	2,428,796,000	₱	2,133,543,000	₱	526,910,000	₱	5,089,249,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	573
THE JUDICIARY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,066,282

Total Permanent Positions	1,066,282

Other Compensation Common to All
Personnel Economic Relief Allowance	36,624
Representation Allowance	32,778
Transportation Allowance	32,778
Clothing and Uniform Allowance	10,682
Honoraria	3,001
Overtime Pay	4,000
Mid-Year Bonus - Civilian	88,857
Year End Bonus	88,857
Cash Gift	7,630
Productivity Enhancement Incentive	7,630
Step Increment	2,666

Total Other Compensation Common to All	315,503

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,044
Longevity Pay	32,616
Night Shift Differential Pay	1,500
Lump-sum for Filling of Positions - Civilian	180,510
Other Personnel Benefits	97,767

Total Other Compensation for Specific Groups	315,437

Other Benefits
PAG-IBIG Contributions	3,663
PhilHealth Contributions	23,331
Employees Compensation Insurance Premiums	1,831
Retirement Gratuity	114,888
Loyalty Award - Civilian	1,490
Terminal Leave	212,993

Total Other Benefits	358,196

Other Personnel Benefits
Pension, Civilian Personnel	356,952

Total Other Personnel Benefits	356,952

Non-Permanent Positions	16,426

Total Personnel Services	2,428,796

574	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Maintenance and Other Operating Expenditures
Travelling Expenses	99,434
Training and Scholarship Expenses	67,698
Supplies and Materials Expenses	443,654
Utility Expenses	261,678
Communication Expenses	94,923
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	19,860
Professional Services	108,438
General Services	176,993
Repairs and Maintenance	185,502
Taxes, Insurance Premiums and Other Fees	13,385
Other Maintenance and Operating Expenses
Advertising Expenses	4,200
Printing and Publication Expenses	1,947
Representation Expenses	19,094
Transportation and Delivery Expenses	1,854
Rent/Lease Expenses	85,903
Membership Dues and Contributions to Organizations	130
Subscription Expenses	348,850
Other Maintenance and Operating Expenses	200,000

Total Maintenance and Other Operating Expenses	2,133,543

Total Current Operating Expenditures	4,562,339

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	111,120
Machinery and Equipment Outlay	354,109
Transportation Equipment Outlay	60,492
Furniture, Fixtures and Books Outlay	1,189

Total Capital Outlays	526,910

TOTAL NEW APPROPRIATIONS	5,089,249

E. COURT OF TAX APPEALS

For general administration and support, and operations, as indicated hereunder	₱	993,274,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	424,765,000	₱	150,161,000	₱	171,990,000	₱	746,916,000
Operations		137,976,000		108,382,000				246,358,000

TAX APPELLATE ADJUDICATION PROGRAM		137,976,000		108,382,000				246,358,000

TOTAL NEW APPROPRIATIONS	₱	562,741,000	₱	258,543,000	₱	171,990,000	₱	993,274,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	575
THE JUDICIARY

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Court of Tax Appeals shall be administered by the Presiding Justice of the Court of Tax Appeals, subject to the provisions of P.D. No. 985, as amended, E.O. No. 292, and other budgeting, accounting, and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Court of Tax Appeals’ appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The Court of Tax Appeals shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Court of Tax Appeals’ website.

The Court of Tax Appeals shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	236,506,000	₱	150,161,000	₱	171,990,000	₱	558,657,000
Administration of Personnel Benefits		188,259,000						188,259,000

Sub-total, General Administration and Support		424,765,000		150,161,000		171,990,000		746,916,000

Operations
TAX APPELLATE ADJUDICATION PROGRAM		137,976,000		108,382,000				246,358,000

Adjudication of Tax, Customs and Assessment Cases		137,976,000		108,382,000				246,358,000

Sub-total, Operations		137,976,000		108,382,000				246,358,000

TOTAL NEW APPROPRIATIONS	₱	562,741,000	₱	258,543,000	₱	171,990,000	₱	993,274,000

576	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	215,427
Creation of New Positions	11,005
Reclassification of Positions	5,009

Total Permanent Positions	231,441

Other Compensation Common to All
Personnel Economic Relief Allowance	7,092
Representation Allowance	7,140
Transportation Allowance	7,140
Clothing and Uniform Allowance	2,072
Overtime Pay	9,511
Mid-Year Bonus - Civilian	17,952
Year End Bonus	17,952
Cash Gift	1,480
Productivity Enhancement Incentive	1,480
Step Increment	538

Total Other Compensation Common to All	72,357

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,187
Longevity Pay	4,737
Lump-sum for Filling of Positions - Civilian	34,450
Other Personnel Benefits	26,842

Total Other Compensation for Specific Groups	67,216

Other Benefits
PAG-IBIG Contributions	711
PhilHealth Contributions	4,819
Employees Compensation Insurance Premiums	355
Retirement Gratuity	67,077
Loyalty Award - Civilian	267
Terminal Leave	70,718

Total Other Benefits	143,947

Other Personnel Benefits
Pension, Civilian Personnel	43,950

Total Other Personnel Benefits	43,950

Non-Permanent Positions	3,830

Total Personnel Services	562,741

DECEMBER 30, 2024	OFFICIAL GAZETTE	577
THE JUDICIARY

Maintenance and Other Operating Expenses
Travelling Expenses	49,739
Training and Scholarship Expenses	24,130
Supplies and Materials Expenses	42,896
Utility Expenses	22,101
Communication Expenses	12,087
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,206
Professional Services	2,909
General Services	29,246
Repairs and Maintenance	18,131
Taxes, Insurance Premiums and Other Fees	5,632
Other Maintenance and Operating Expenses
Advertising Expenses	1,435
Printing and Publication Expenses	205
Representation Expenses	24,379
Transportation and Delivery Expenses	3,543
Rent/Lease Expenses	13,658
Membership Dues and Contributions to Organizations	314
Subscription Expenses	3,406
Other Maintenance and Operating Expenses	1,526

Total Maintenance and Other Operating Expenses	258,543

Total Current Operating Expenditures	821,284

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	54,000
Machinery and Equipment Outlay	17,740
Furniture, Fixtures and Books Outlay	79,200
Intangible Assets Outlay	21,050

Total Capital Outlays	171,990

TOTAL NEW APPROPRIATIONS	993,274

578	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

THE JUDICIARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS	₱	35,798,970,000	₱	11,163,153,000	₱	6,571,990,000	₱	53,534,113,000
B. PRESIDENTIAL ELECTORAL TRIBUNAL		138,283,000		13,980,000		8,000,000		160,263,000
C. SANDIGANBAYAN		1,042,058,000		772,100,000		525,575,000		2,339,733,000
D. COURT OF APPEALS		2,428,796,000		2,133,543,000		526,910,000		5,089,249,000
E. COURT OF TAX APPEALS		562,741,000		258,543,000		171,990,000		993,274,000

TOTAL NEW APPROPRIATIONS, THE JUDICIARY	₱	39,970,848,000	₱	14,341,319,000	₱	7,804,465,000	₱	62,116,632,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	579
CIVIL SERVICE COMMISSION

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

For general administration and support, support to operations, and operations, including locally funded project(s), as indicated hereunder	₱	2,657,876,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	652,155,000	₱	305,350,000	₱	32,455,000	₱	989,960,000
Support to Operations		44,079,000		273,790,000		453,534,000		771,403,000
Operations		784,031,000		70,225,000				854,256,000

CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM		34,258,000		24,878,000				59,136,000
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM		588,835,000		37,280,000				626,115,000
ADMINISTRATIVE JUSTICE PROGRAM		160,938,000		8,067,000				169,005,000

Total, Regular Programs		1,480,265,000		649,365,000		485,989,000		2,615,619,000

B. PROJECT(S)
Locally-Funded Project(s)				42,257,000				42,257,000

Total, Project(s)				42,257,000				42,257,000

TOTAL NEW APPROPRIATIONS	₱	1,480,265,000	₱	691,622,000	₱	485,989,000	₱	2,657,876,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of the Civil Service Commission (CSC) is hereby authorized to:

(a)	formulate and implement the CSC’s organizational structure;

(b)

fix and determine the salaries, allowances and other benefits of personnel of the CSC in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the CSC.

2. Use of Savings. The Chairperson of CSC is hereby authorized to use savings to augment actual deficiencies in its appropriations in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

3. Reporting and Posting Requirements. The CSC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	CSC’s website.

580	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

The CSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	397,991,000	₱	305,350,000	₱	32,455,000	₱	735,796,000

National Capital Region (NCR)		251,494,000		221,134,000				472,628,000

Central Office		236,540,000		214,766,000				451,306,000
Regional Office - NCR		14,954,000		6,368,000				21,322,000
Region I - Ilocos		10,675,000		4,786,000				15,461,000

Regional Office - I		10,675,000		4,786,000				15,461,000
Cordillera Administrative Region (CAR)		8,154,000		4,942,000		17,455,000		30,551,000

Regional Office - CAR		8,154,000		4,942,000		17,455,000		30,551,000
Region II - Cagayan Valley		7,376,000		8,070,000				15,446,000

Regional Office - II		7,376,000		8,070,000				15,446,000
Region III - Central Luzon		10,833,000		5,949,000				16,782,000

Regional Office - III		10,833,000		5,949,000				16,782,000
Region IVA - CALABARZON		13,691,000		8,068,000				21,759,000

Regional Office - IVA		13,691,000		8,068,000				21,759,000
Region V - Bicol		10,175,000		5,202,000				15,377,000

Regional Office - V		10,175,000		5,202,000				15,377,000
Region VI - Western Visayas		9,506,000		4,695,000				14,201,000

Regional Office - VI		9,506,000		4,695,000				14,201,000
Region VII - Central Visayas		6,806,000		5,707,000				12,513,000

Regional Office - VII		6,806,000		5,707,000				12,513,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	581
CIVIL SERVICE COMMISSION

Region VIII - Eastern Visayas	11,742,000	5,689,000	15,000,000	32,431,000

Regional Office - VIII	11,742,000	5,689,000	15,000,000	32,431,000
Region IX - Zamboanga Peninsula	8,886,000	2,649,000		11,535,000

Regional Office - IX	8,886,000	2,649,000		11,535,000
Region X - Northern Mindanao	7,031,000	4,234,000		11,265,000

Regional Office - X	7,031,000	4,234,000		11,265,000
Region XI - Davao	10,862,000	14,551,000		25,413,000

Regional Office - XI	10,862,000	14,551,000		25,413,000
Region XII - SOCCSKSARGEN	8,995,000	2,454,000		11,449,000

Regional Office - XII	8,995,000	2,454,000		11,449,000
Region XIII - Caraga	11,357,000	4,795,000		16,152,000

Regional Office - XIII	11,357,000	4,795,000		16,152,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	10,408,000	2,425,000		12,833,000

Regional Office - BARMM	10,408,000	2,425,000		12,833,000
Administration of Personnel Benefits	254,164,000			254,164,000

National Capital Region (NCR)	254,164,000			254,164,000

Central Office	254,164,000			254,164,000

Sub-total, General Administration and Support	652,155,000	305,350,000	32,455,000	989,960,000

Support to Operations
Corporate Communication, Internal Planning, Internal Audit, ICT Management, and Commission Secretariat and Legislative/ External Relations Activities	44,079,000	273,790,000	453,534,000	771,403,000

National Capital Region (NCR)	44,079,000	273,790,000	453,534,000	771,403,000

Central Office	44,079,000	273,790,000	453,534,000	771,403,000

Sub-total, Support to Operations	44,079,000	273,790,000	453,534,000	771,403,000

Operations
CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM	34,258,000	24,878,000		59,136,000

CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM	21,848,000	18,835,000		40,683,000

HR Accreditation and HR Policy Research Development, Implementation, and Monitoring and Evaluation	20,748,000	17,881,000		38,629,000

582	OFFICIAL GAZETTE	VOL. 120, NO. 53
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National Capital Region (NCR)	20,748,000	7,195,000	27,943,000

Central Office	20,748,000	5,916,000	26,664,000
Regional Office - NCR		1,279,000	1,279,000
Region I - Ilocos		648,000	648,000

Regional Office - I		648,000	648,000
Cordillera Administrative Region (CAR)		719,000	719,000

Regional Office - CAR		719,000	719,000
Region II - Cagayan Valley		663,000	663,000

Regional Office - II		663,000	663,000
Region III - Central Luzon		984,000	984,000

Regional Office - III		984,000	984,000
Region IVA - CALABARZON		1,371,000	1,371,000

Regional Office - IVA		1,371,000	1,371,000
Region V - Bicol		746,000	746,000

Regional Office - V		746,000	746,000
Region VI - Western Visayas		962,000	962,000

Regional Office - VI		962,000	962,000
Region VII - Central Visayas		661,000	661,000

Regional Office - VII		661,000	661,000
Region VIII - Eastern Visayas		790,000	790,000

Regional Office - VIII		790,000	790,000
Region IX - Zamboanga Peninsula		484,000	484,000

Regional Office - IX		484,000	484,000
Region X - Northern Mindanao		625,000	625,000

Regional Office - X		625,000	625,000
Region XI - Davao		757,000	757,000

Regional Office - XI		757,000	757,000
Region XII - SOCCSKSARGEN		346,000	346,000

Regional Office - XII		346,000	346,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	583
CIVIL SERVICE COMMISSION

Region XIII - Caraga		507,000	507,000

Regional Office - XIII		507,000	507,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		423,000	423,000

Regional Office - BARMM		423,000	423,000
Government HR Records Management and Government HR Inventory	1,100,000	954,000	2,054,000

National Capital Region (NCR)	1,100,000	954,000	2,054,000

Central Office	1,100,000	954,000	2,054,000
PUBLIC ASSISTANCE SUB-PROGRAM	12,410,000	6,043,000	18,453,000

Public Assistance and Contact Center ng Bayan Operations/Services	12,410,000	6,043,000	18,453,000

National Capital Region (NCR)	12,410,000	6,043,000	18,453,000

Central Office	12,410,000	6,043,000	18,453,000
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM	588,835,000	37,280,000	626,115,000

CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM	429,457,000	23,812,000	453,269,000

Grant of Eligibility (Via Eligibility Examinations and Special Laws), Appointments Validation/Attestation and Rewards and Recognition/Honor Awards	429,457,000	23,812,000	453,269,000

National Capital Region (NCR)	92,870,000	20,517,000	113,387,000

Central Office	29,577,000	20,072,000	49,649,000
Regional Office - NCR	63,293,000	445,000	63,738,000
Region I - Ilocos	24,317,000	345,000	24,662,000

Regional Office - I	24,317,000	345,000	24,662,000
Cordillera Administrative Region (CAR)	19,904,000	205,000	20,109,000

Regional Office - CAR	19,904,000	205,000	20,109,000
Region II - Cagayan Valley	20,772,000	196,000	20,968,000

Regional Office - II	20,772,000	196,000	20,968,000
Region III - Central Luzon	28,462,000	265,000	28,727,000

Regional Office - III	28,462,000	265,000	28,727,000
Region IVA - CALABARZON	33,354,000	305,000	33,659,000

Regional Office - IVA	33,354,000	305,000	33,659,000

584	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region V - Bicol	23,116,000	215,000	23,331,000

Regional Office - V	23,116,000	215,000	23,331,000
Region VI - Western Visayas	26,656,000	201,000	26,857,000

Regional Office - VI	26,656,000	201,000	26,857,000
Region VII - Central Visayas	23,743,000	205,000	23,948,000

Regional Office - VII	23,743,000	205,000	23,948,000
Region VIII - Eastern Visayas	23,533,000	212,000	23,745,000

Regional Office - VIII	23,533,000	212,000	23,745,000
Region IX - Zamboanga Peninsula	16,838,000	208,000	17,046,000

Regional Office - IX	16,838,000	208,000	17,046,000
Region X - Northern Mindanao	17,788,000	152,000	17,940,000

Regional Office - X	17,788,000	152,000	17,940,000
Region XI - Davao	23,700,000	158,000	23,858,000

Regional Office - XI	23,700,000	158,000	23,858,000
Region XII - SOCCSKSARGEN	19,734,000	256,000	19,990,000

Regional Office - XII	19,734,000	256,000	19,990,000
Region XIII - Caraga	16,914,000	127,000	17,041,000

Regional Office - XIII	16,914,000	127,000	17,041,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	17,756,000	245,000	18,001,000

Regional Office - BARMM	17,756,000	245,000	18,001,000
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM	143,145,000	11,561,000	154,706,000

Competency-Based Learning and Development Including GAD Mainstreaming	143,145,000	11,561,000	154,706,000

National Capital Region (NCR)	30,759,000	6,119,000	36,878,000

Central Office	23,609,000	5,544,000	29,153,000
Regional Office - NCR	7,150,000	575,000	7,725,000
Region I - Ilocos	9,341,000	341,000	9,682,000

Regional Office - I	9,341,000	341,000	9,682,000
Cordillera Administrative Region (CAR)	6,149,000	278,000	6,427,000

Regional Office - CAR	6,149,000	278,000	6,427,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	585
CIVIL SERVICE COMMISSION

Region II - Cagayan Valley	8,374,000	243,000	8,617,000

Regional Office - II	8,374,000	243,000	8,617,000
Region III - Central Luzon	9,551,000	560,000	10,111,000

Regional Office - III	9,551,000	560,000	10,111,000
Region IVA - CALABARZON	4,751,000	678,000	5,429,000

Regional Office - IVA	4,751,000	678,000	5,429,000
Region V - Bicol	6,819,000	342,000	7,161,000

Regional Office - V	6,819,000	342,000	7,161,000
Region VI - Western Visayas	6,668,000	416,000	7,084,000

Regional Office - VI	6,668,000	416,000	7,084,000
Region VII - Central Visayas	6,953,000	415,000	7,368,000

Regional Office - VII	6,953,000	415,000	7,368,000
Region VIII - Eastern Visayas	8,884,000	344,000	9,228,000

Regional Office - VIII	8,884,000	344,000	9,228,000
Region IX - Zamboanga Peninsula	8,815,000	281,000	9,096,000

Regional Office - IX	8,815,000	281,000	9,096,000
Region X - Northern Mindanao	5,647,000	348,000	5,995,000

Regional Office - X	5,647,000	348,000	5,995,000
Region XI - Davao	9,445,000	311,000	9,756,000

Regional Office - XI	9,445,000	311,000	9,756,000
Region XII - SOCCSKSARGEN	8,164,000	290,000	8,454,000

Regional Office - XII	8,164,000	290,000	8,454,000
Region XIII - Caraga	6,983,000	296,000	7,279,000

Regional Office - XIII	6,983,000	296,000	7,279,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,842,000	299,000	6,141,000

Regional Office - BARMM	5,842,000	299,000	6,141,000
PUBLIC SECTOR UNIONISM SUB-PROGRAM	16,233,000	1,907,000	18,140,000

Promoting and Harnessing Public Sector Unionism	16,233,000	1,907,000	18,140,000

National Capital Region (NCR)	16,233,000	1,214,000	17,447,000

586	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Central Office	16,233,000	1,126,000	17,359,000
Regional Office - NCR		88,000	88,000
Region I - Ilocos		40,000	40,000

Regional Office - I		40,000	40,000
Cordillera Administrative Region (CAR)		30,000	30,000

Regional Office - CAR		30,000	30,000
Region II - Cagayan Valley		30,000	30,000

Regional Office - II		30,000	30,000
Region III - Central Luzon		50,000	50,000

Regional Office - III		50,000	50,000
Region IVA - CALABARZON		65,000	65,000

Regional Office - IVA		65,000	65,000
Region V - Bicol		40,000	40,000

Regional Office - V		40,000	40,000
Region VI - Western Visayas		50,000	50,000

Regional Office - VI		50,000	50,000
Region VII - Central Visayas		40,000	40,000

Regional Office - VII		40,000	40,000
Region VIII - Eastern Visayas		40,000	40,000

Regional Office - VIII		40,000	40,000
Region IX - Zamboanga Peninsula		40,000	40,000

Regional Office - IX		40,000	40,000
Region X - Northern Mindanao		50,000	50,000

Regional Office - X		50,000	50,000
Region XI - Davao		50,000	50,000

Regional Office - XI		50,000	50,000
Region XII - SOCCSKSARGEN		88,000	88,000

Regional Office - XII		88,000	88,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	587
CIVIL SERVICE COMMISSION

Region XIII - Caraga		40,000	40,000

Regional Office - XIII		40,000	40,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		40,000	40,000

Regional Office - BARMM		40,000	40,000
ADMINISTRATIVE JUSTICE PROGRAM	160,938,000	8,067,000	169,005,000

Efficient and Effective Administrative Justice	160,938,000	8,067,000	169,005,000

National Capital Region (NCR)	59,235,000	4,004,000	63,239,000

Central Office	52,048,000	3,554,000	55,602,000
Regional Office - NCR	7,187,000	450,000	7,637,000
Region I - Ilocos	7,487,000	149,000	7,636,000

Regional Office - I	7,487,000	149,000	7,636,000
Cordillera Administrative Region (CAR)	6,385,000	148,000	6,533,000

Regional Office - CAR	6,385,000	148,000	6,533,000
Region II - Cagayan Valley	8,410,000	141,000	8,551,000

Regional Office - II	8,410,000	141,000	8,551,000
Region III - Central Luzon	7,276,000	261,000	7,537,000

Regional Office - III	7,276,000	261,000	7,537,000
Region IVA - CALABARZON	8,417,000	497,000	8,914,000

Regional Office - IVA	8,417,000	497,000	8,914,000
Region V - Bicol	7,296,000	240,000	7,536,000

Regional Office - V	7,296,000	240,000	7,536,000
Region VI - Western Visayas	7,448,000	244,000	7,692,000

Regional Office - VI	7,448,000	244,000	7,692,000
Region VII - Central Visayas	7,266,000	240,000	7,506,000

Regional Office - VII	7,266,000	240,000	7,506,000
Region VIII - Eastern Visayas	6,577,000	240,000	6,817,000

Regional Office - VIII	6,577,000	240,000	6,817,000
Region IX - Zamboanga Peninsula	6,896,000	240,000	7,136,000

Regional Office - IX	6,896,000	240,000	7,136,000

588	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region X - Northern Mindanao		8,052,000		240,000				8,292,000

Regional Office - X		8,052,000		240,000				8,292,000
Region XI - Davao		7,332,000		250,000				7,582,000

Regional Office - XI		7,332,000		250,000				7,582,000
Region XII - SOCCSKSARGEN		2,850,000		571,000				3,421,000

Regional Office - XII		2,850,000		571,000				3,421,000
Region XIII - Caraga		6,248,000		402,000				6,650,000

Regional Office - XIII		6,248,000		402,000				6,650,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		3,763,000		200,000				3,963,000

Regional Office - BARMM		3,763,000		200,000				3,963,000

Sub-total, Operations		784,031,000		70,225,000				854,256,000

Total, Regular Programs		1,480,265,000		649,365,000		485,989,000		2,615,619,000

PROJECT(S)
Locally-Funded Project(s)
Implementation of R.A. No. 9485, otherwise known as the “Anti-Red Tape Act of 2007”, as amended by R.A. No. 11032, otherwise known as the “Ease of Doing Business and Efficient Government Service Delivery Act of 2018”				42,257,000				42,257,000

National Capital Region (NCR)				42,257,000				42,257,000

Central Office				42,257,000				42,257,000

Sub-total, Locally-Funded Project(s)				42,257,000				42,257,000

Total, Project(s)				42,257,000				42,257,000

TOTAL NEW APPROPRIATIONS	₱	1,480,265,000	₱	691,622,000	₱	485,989,000	₱	2,657,876,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	879,550

Total Permanent Positions	879,550

DECEMBER 30, 2024	OFFICIAL GAZETTE	589
CIVIL SERVICE COMMISSION

Other Compensation Common to All
Personnel Economic Relief Allowance	29,472
Representation Allowance	24,258
Transportation Allowance	22,932
Clothing and Uniform Allowance	8,596
Mid-Year Bonus - Civilian	73,295
Year End Bonus	73,295
Cash Gift	6,140
Productivity Enhancement Incentive	6,140
Step Increment	2,196

Total Other Compensation Common to All	246,324

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	217,795
Anniversary Bonus - Civilian	4,404

Total Other Compensation for Specific Groups	222,199

Other Benefits
PAG-IBIG Contributions	2,951
PhilHealth Contributions	20,484
Employees Compensation Insurance Premiums	1,472
Retirement Gratuity	14,334
Terminal Leave	22,035

Total Other Benefits	61,276

Other Personnel Benefits
Pension, Civilian Personnel	39,821

Total Other Personnel Benefits	39,821

Non-Permanent Positions	31,095

Total Personnel Services	1,480,265

Maintenance and Other Operating Expenses
Travelling Expenses	40,919
Training and Scholarship Expenses	16,590
Supplies and Materials Expenses	56,338
Utility Expenses	60,876
Communication Expenses	39,595
Awards/Rewards and Prizes	24,165
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,478
Professional Services	22,706
General Services	61,037
Repairs and Maintenance	36,195
Financial Assistance/Subsidy	3,300
Taxes, Insurance Premiums and Other Fees	7,196
Labor and Wages	28,095

590	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Maintenance and Operating Expenses
Advertising Expenses	6,197
Printing and Publication Expenses	4,908
Representation Expenses	12,862
Transportation and Delivery Expenses	4,963
Rent/Lease Expenses	4,471
Membership Dues and Contributions to Organizations	109
Subscription Expenses	253,622

Total Maintenance and Other Operating Expenses	691,622

Total Current Operating Expenditures	2,171,887

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,455
Machinery and Equipment Outlay	453,534

Total Capital Outlays	485,989

TOTAL NEW APPROPRIATIONS	2,657,876

B. CAREER EXECUTIVE SERVICE BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	96,725,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,311,000	₱	19,072,000	₱		₱	37,383,000
Support to Operations		7,150,000		13,487,000		500,000		21,137,000
Operations		13,793,000		24,412,000				38,205,000

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM		13,793,000		24,412,000				38,205,000

TOTAL NEW APPROPRIATIONS	₱	39,254,000	₱	56,971,000	₱	500,000	₱	96,725,000

Special Provision(s)

1. Reporting and Posting Requirements. The Career Executive Service Board (CESB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	CESB’s website.

The CESB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	591
CIVIL SERVICE COMMISSION

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,311,000	₱	19,072,000	₱		₱	37,383,000

Sub-total, General Administration and Support		18,311,000		19,072,000				37,383,000

Support to Operations
Formulation, Implementation and Monitoring of Policies, Regulations, Rulings or Legal Opinions on the CES		4,315,000		1,806,000				6,121,000
Information Systems Development and Management		2,835,000		11,681,000		500,000		15,016,000

Sub-total, Support to Operations		7,150,000		13,487,000		500,000		21,137,000

Operations
CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM		13,793,000		24,412,000				38,205,000

CES Eligibility Process and Appointment/ Promotion in CESO Rank		5,023,000		9,431,000				14,454,000
CES Capacity Building		4,065,000		7,237,000				11,302,000
CES Performance Management and External Relations		4,705,000		7,744,000				12,449,000

Sub-total, Operations		13,793,000		24,412,000				38,205,000

TOTAL NEW APPROPRIATIONS	₱	39,254,000	₱	56,971,000	₱	500,000	₱	96,725,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	27,268

Total Permanent Positions	27,268

592	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Compensation Common to All
Personnel Economic Relief Allowance	960
Representation Allowance	654
Transportation Allowance	654
Clothing and Uniform Allowance	280
Mid-Year Bonus - Civilian	2,273
Year End Bonus	2,273
Cash Gift	200
Per Diems	427
Productivity Enhancement Incentive	200
Step Increment	69

Total Other Compensation Common to All	7,990

Other Benefits
PAG-IBIG Contributions	96
PhilHealth Contributions	641
Employees Compensation Insurance Premiums	48

Total Other Benefits	785

Non-Permanent Positions	3,211

Total Personnel Services	39,254

Maintenance and Other Operating Expenses
Travelling Expenses	2,654
Training and Scholarship Expenses	8,626
Supplies and Materials Expenses	6,556
Utility Expenses	1,972
Communication Expenses	2,625
Awards/Rewards and Prizes	801
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	383
Professional Services	15,731
General Services	3,830
Repairs and Maintenance	5,288
Taxes, Insurance Premiums and Other Fees	974
Other Maintenance and Operating Expenses
Advertising Expenses	481
Printing and Publication Expenses	812
Representation Expenses	2,228
Transportation and Delivery Expenses	28
Membership Dues and Contributions to Organizations	27
Subscription Expenses	3,951
Bank Transaction Fee	4

Total Maintenance and Other Expenses	56,971

Total Current Operating Expenditures	96,225

DECEMBER 30, 2024	OFFICIAL GAZETTE	593
CIVIL SERVICE COMMISSION

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	500

Total Capital Outlays	500

TOTAL NEW APPROPRIATIONS	96,725

594	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

CIVIL SERVICE COMMISSION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. CIVIL SERVICE COMMISSION	₱	1,480,265,000	₱	691,622,000	₱	485,989,000	₱	2,657,876,000
B. CAREER EXECUTIVE SERVICE BOARD		39,254,000		56,971,000		500,000		96,725,000

TOTAL NEW APPROPRIATIONS, CIVIL SERVICE COMMISSION	₱	1,519,519,000	₱	748,593,000	₱	486,489,000	₱	2,754,601,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	595
COMMISSION ON AUDIT

XXXII. COMMISSION ON AUDIT

For general administration and support, support to operations, and operations, as indicated hereunder	₱	12,571,539,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	4,954,440,000	₱	849,523,000	₱	111,763,000	₱	5,915,726,000
Support to Operations		413,908,000		15,426,000				429,334,000
Operations		6,136,981,000		89,498,000				6,226,479,000

GOVERNMENT AUDITING PROGRAM		5,877,304,000		86,322,000				5,963,626,000
GOVERNMENT ACCOUNTANCY PROGRAM		62,966,000		940,000				63,906,000
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM		196,711,000		2,236,000				198,947,000

TOTAL NEW APPROPRIATIONS	₱	11,505,329,000	₱	954,447,000	₱	111,763,000	₱	12,571,539,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of the Commission on Audit (COA) is hereby authorized to:

(a)	formulate and implement the COA’s organizational structure;

(b)

fix and determine the salaries, allowances and other benefits of the COA personnel in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the COA.

2. Use of Savings. The Chairperson of COA is hereby authorized to use savings to augment actual deficiencies in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

3. Appropriations for Auditing Services to Local Government Units (LGUs). The amounts appropriated herein include the requirements for the audit of LGU accounts. The cost of auditing services rendered to LGUs shall be deducted from the national tax collections and recorded in the National Treasury as income of the General Fund in accordance with Section 24(3) of P.D. No. 1445.

4. Assessments from Auditing Services to Government-Owned or-Controlled Corporations (GOCCs). The COA shall assess GOCCs for the cost of audit services rendered in accordance with the provisions of E.O. No. 271, s. 1987. Proceeds from such assessments, including receipts derived from other sources authorized under P.D. No. 1445 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

5. Submission of Annual Financial Reports of the Commission on Audit. The COA shall submit within one hundred twenty (120) days after the end of every fiscal year, the Annual Report on Appropriations, Allotments, Obligations, and Disbursements (ARAAOD) of National Government Agencies (NGAs) and Government Corporations (GCs) receiving subsidies from the national government and maintaining special accounts in the General Fund, which includes the approved budget, utilizations, and disbursements for off-budgetary funds and trust receipts, to the Congress and the President of the Philippines.

Furthermore, the COA shall submit the Annual Financial Reports (AFRs) for national government, local government, and GCs, including recommended measures necessary to improve their effectiveness and efficiency, on or before September 30 of each fiscal year.

The Chairperson of COA and the Commission’s web administrator or his/her equivalent shall ensure the posting of the ARAAOD (including approved budget, utilizations, and disbursements for off-budgetary funds and trust receipts), and AFRs on the COA website.

596	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

6. Reporting and Posting Requirements. The COA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	COA’s website.

The COA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	838,666,000	₱	849,523,000	₱	111,763,000	₱	1,799,952,000

National Capital Region (NCR)		574,016,000		670,758,000		66,763,000		1,311,537,000

Central Office		574,016,000		670,758,000		66,763,000		1,311,537,000
Region I - Ilocos		19,138,000		11,502,000				30,640,000

Regional Office - I		19,138,000		11,502,000				30,640,000
Cordillera Administrative Region (CAR)		14,319,000		12,740,000		30,000,000		57,059,000

Regional Office - CAR		14,319,000		12,740,000		30,000,000		57,059,000
Region II - Cagayan Valley		13,754,000		12,596,000				26,350,000

Regional Office - II		13,754,000		12,596,000				26,350,000
Region III - Central Luzon		18,595,000		10,995,000				29,590,000

Regional Office - III		18,595,000		10,995,000				29,590,000
Region IVA - CALABARZON		13,616,000		8,735,000				22,351,000

Regional Office - IVA		13,616,000		8,735,000				22,351,000
Region IVB - MIMAROPA		17,267,000		6,906,000				24,173,000

Regional Office - IVB		17,267,000		6,906,000				24,173,000
Region V - Bicol		16,196,000		12,895,000				29,091,000

Regional Office - V		16,196,000		12,895,000				29,091,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	597
COMMISSION ON AUDIT

Region VI - Western Visayas	16,981,000	13,086,000		30,067,000

Regional Office - VI	16,981,000	13,086,000		30,067,000
Region VII - Central Visayas	16,339,000	12,680,000		29,019,000

Regional Office - VII	16,339,000	12,680,000		29,019,000
Region VIII - Eastern Visayas	18,217,000	10,737,000		28,954,000

Regional Office - VIII	18,217,000	10,737,000		28,954,000
Region IX - Zamboanga Peninsula	19,249,000	10,487,000		29,736,000

Regional Office - IX	19,249,000	10,487,000		29,736,000
Region X - Northern Mindanao	16,847,000	10,658,000	15,000,000	42,505,000

Regional Office - X	16,847,000	10,658,000	15,000,000	42,505,000
Region XI - Davao	15,446,000	11,815,000		27,261,000

Regional Office - XI	15,446,000	11,815,000		27,261,000
Region XII - SOCCSKSARGEN	16,109,000	10,608,000		26,717,000

Regional Office - XII	16,109,000	10,608,000		26,717,000
Region XIII - Caraga	17,635,000	12,022,000		29,657,000

Regional Office - XIII	17,635,000	12,022,000		29,657,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	14,942,000	10,303,000		25,245,000

Regional Office - BARMM	14,942,000	10,303,000		25,245,000
Administration of Personnel Benefits	4,115,774,000			4,115,774,000

National Capital Region (NCR)	4,115,774,000			4,115,774,000

Central Office	4,115,774,000			4,115,774,000

Sub-total, General Administration and Support	4,954,440,000	849,523,000	111,763,000	5,915,726,000

Support to Operations
Legal Assistance Services	133,920,000	410,000		134,330,000

National Capital Region (NCR)	9,705,000	268,000		9,973,000

Central Office	9,705,000	268,000		9,973,000
Region I - Ilocos	7,420,000	10,000		7,430,000

Regional Office - I	7,420,000	10,000		7,430,000

598	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cordillera Administrative Region (CAR)	4,662,000	10,000	4,672,000

Regional Office - CAR	4,662,000	10,000	4,672,000
Region II - Cagayan Valley	11,945,000	10,000	11,955,000

Regional Office - II	11,945,000	10,000	11,955,000
Region III - Central Luzon	7,928,000	10,000	7,938,000

Regional Office - III	7,928,000	10,000	7,938,000
Region IVA - CALABARZON	8,474,000	6,000	8,480,000

Regional Office - IVA	8,474,000	6,000	8,480,000
Region IVB - MIMAROPA	9,765,000	6,000	9,771,000

Regional Office - IVB	9,765,000	6,000	9,771,000
Region V - Bicol	9,790,000	10,000	9,800,000

Regional Office - V	9,790,000	10,000	9,800,000
Region VI - Western Visayas	7,523,000	10,000	7,533,000

Regional Office - VI	7,523,000	10,000	7,533,000
Region VII - Central Visayas	7,410,000	10,000	7,420,000

Regional Office - VII	7,410,000	10,000	7,420,000
Region VIII - Eastern Visayas	9,878,000	10,000	9,888,000

Regional Office - VIII	9,878,000	10,000	9,888,000
Region IX - Zamboanga Peninsula	9,157,000	9,000	9,166,000

Regional Office - IX	9,157,000	9,000	9,166,000
Region X - Northern Mindanao	7,863,000	10,000	7,873,000

Regional Office - X	7,863,000	10,000	7,873,000
Region XI - Davao	7,861,000	10,000	7,871,000

Regional Office - XI	7,861,000	10,000	7,871,000
Region XII - SOCCSKSARGEN	3,786,000	7,000	3,793,000

Regional Office - XII	3,786,000	7,000	3,793,000
Region XIII - Caraga	4,630,000	7,000	4,637,000

Regional Office - XIII	4,630,000	7,000	4,637,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	599
COMMISSION ON AUDIT

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,123,000	7,000	6,130,000

Regional Office - BARMM	6,123,000	7,000	6,130,000
Development, Installation and Maintenance of In-House Financial and Other Management Information Systems	77,151,000	11,411,000	88,562,000

National Capital Region (NCR)	77,151,000	11,411,000	88,562,000

Central Office	77,151,000	11,411,000	88,562,000
Comprehensive Training Program for Commission Personnel, Including the Provision of Auditing Materials and the Dissemination of Information Including Laws, Rules, and Regulations	56,046,000	3,193,000	59,239,000

National Capital Region (NCR)	56,046,000	3,193,000	59,239,000

Central Office	56,046,000	3,193,000	59,239,000
Technical Assistance Rendered to the Commission	146,791,000	412,000	147,203,000

Region I - Ilocos	8,464,000	27,000	8,491,000

Regional Office - I	8,464,000	27,000	8,491,000
Cordillera Administrative Region (CAR)	8,553,000	30,000	8,583,000

Regional Office - CAR	8,553,000	30,000	8,583,000
Region II - Cagayan Valley	7,731,000	27,000	7,758,000

Regional Office - II	7,731,000	27,000	7,758,000
Region III - Central Luzon	10,977,000	27,000	11,004,000

Regional Office - III	10,977,000	27,000	11,004,000
Region IVA - CALABARZON	11,650,000	27,000	11,677,000

Regional Office - IVA	11,650,000	27,000	11,677,000
Region IVB - MIMAROPA	9,814,000	27,000	9,841,000

Regional Office - IVB	9,814,000	27,000	9,841,000
Region V - Bicol	11,278,000	27,000	11,305,000

Regional Office - V	11,278,000	27,000	11,305,000
Region VI - Western Visayas	9,122,000	26,000	9,148,000

Regional Office - VI	9,122,000	26,000	9,148,000
Region VII - Central Visayas	7,491,000	26,000	7,517,000

Regional Office - VII	7,491,000	26,000	7,517,000

600	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VIII - Eastern Visayas	9,377,000	26,000	9,403,000

Regional Office - VIII	9,377,000	26,000	9,403,000
Region IX - Zamboanga Peninsula	11,267,000	26,000	11,293,000

Regional Office - IX	11,267,000	26,000	11,293,000
Region X - Northern Mindanao	10,907,000	26,000	10,933,000

Regional Office - X	10,907,000	26,000	10,933,000
Region XI - Davao	9,585,000	26,000	9,611,000

Regional Office - XI	9,585,000	26,000	9,611,000
Region XII - SOCCSKSARGEN	3,550,000	26,000	3,576,000

Regional Office - XII	3,550,000	26,000	3,576,000
Region XIII - Caraga	12,875,000	26,000	12,901,000

Regional Office - XIII	12,875,000	26,000	12,901,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	4,150,000	12,000	4,162,000

Regional Office - BARMM	4,150,000	12,000	4,162,000

Sub-total, Support to Operations	413,908,000	15,426,000	429,334,000

Operations
GOVERNMENT AUDITING PROGRAM	5,877,304,000	86,322,000	5,963,626,000

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM	776,057,000	27,501,000	803,558,000

Audit of Accounts and Transactions of National Government Agencies, Including Government Operations in Foreign Countries, Conduct of Fraud Audit and Audit of Public Debts; Custody and Preservation of Vouchers and Other Supporting Documents	676,131,000	25,599,000	701,730,000

National Capital Region (NCR)	676,131,000	5,408,000	681,539,000

Central Office	676,131,000	5,408,000	681,539,000
Region I - Ilocos		1,166,000	1,166,000

Regional Office - I		1,166,000	1,166,000
Cordillera Administrative Region (CAR)		1,273,000	1,273,000

Regional Office - CAR		1,273,000	1,273,000
Region II - Cagayan Valley		1,492,000	1,492,000

Regional Office - II		1,492,000	1,492,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	601
COMMISSION ON AUDIT

Region III - Central Luzon		1,268,000	1,268,000

Regional Office - III		1,268,000	1,268,000
Region IVA - CALABARZON		1,303,000	1,303,000

Regional Office - IVA		1,303,000	1,303,000
Region IVB - MIMAROPA		1,272,000	1,272,000

Regional Office - IVB		1,272,000	1,272,000
Region V - Bicol		1,401,000	1,401,000

Regional Office - V		1,401,000	1,401,000
Region VI - Western Visayas		1,203,000	1,203,000

Regional Office - VI		1,203,000	1,203,000
Region VII - Central Visayas		1,303,000	1,303,000

Regional Office - VII		1,303,000	1,303,000
Region VIII - Eastern Visayas		1,367,000	1,367,000

Regional Office - VIII		1,367,000	1,367,000
Region IX - Zamboanga Peninsula		993,000	993,000

Regional Office - IX		993,000	993,000
Region X - Northern Mindanao		1,561,000	1,561,000

Regional Office - X		1,561,000	1,561,000
Region XI - Davao		1,566,000	1,566,000

Regional Office - XI		1,566,000	1,566,000
Region XII - SOCCSKSARGEN		1,003,000	1,003,000

Regional Office - XII		1,003,000	1,003,000
Region XIII - Caraga		1,187,000	1,187,000

Regional Office - XIII		1,187,000	1,187,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		833,000	833,000

Regional Office - BARMM		833,000	833,000
Formulation and Development of Operating Standards and Administrative Techniques for the Implementation of Accounting and Auditing Rules and Regulations in National Offices/Agencies	99,926,000	1,902,000	101,828,000

602	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)	99,926,000	1,902,000	101,828,000

Central Office	99,926,000	1,902,000	101,828,000
CORPORATE GOVERNMENT AUDITING SUB-PROGRAM	518,401,000	29,951,000	548,352,000

Audit of Accounts and Transactions of Corporate Government Agencies and their Subsidiaries, Including Government Operations in Foreign Countries; Custody and Preservation of Vouchers and Other Supporting Documents	457,874,000	27,783,000	485,657,000

National Capital Region (NCR)	457,874,000	7,114,000	464,988,000

Central Office	457,874,000	7,114,000	464,988,000
Region I - Ilocos		1,604,000	1,604,000

Regional Office - I		1,604,000	1,604,000
Cordillera Administrative Region (CAR)		1,224,000	1,224,000

Regional Office - CAR		1,224,000	1,224,000
Region II - Cagayan Valley		1,717,000	1,717,000

Regional Office - II		1,717,000	1,717,000
Region III - Central Luzon		1,251,000	1,251,000

Regional Office - III		1,251,000	1,251,000
Region IVA - CALABARZON		1,002,000	1,002,000

Regional Office - IVA		1,002,000	1,002,000
Region IVB - MIMAROPA		1,133,000	1,133,000

Regional Office - IVB		1,133,000	1,133,000
Region V - Bicol		1,636,000	1,636,000

Regional Office - V		1,636,000	1,636,000
Region VI - Western Visayas		1,562,000	1,562,000

Regional Office - VI		1,562,000	1,562,000
Region VII - Central Visayas		1,223,000	1,223,000

Regional Office - VII		1,223,000	1,223,000
Region VIII - Eastern Visayas		1,040,000	1,040,000

Regional Office - VIII		1,040,000	1,040,000
Region IX - Zamboanga Peninsula		1,414,000	1,414,000

Regional Office - IX		1,414,000	1,414,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	603
COMMISSION ON AUDIT

Region X - Northern Mindanao		1,272,000	1,272,000

Regional Office - X		1,272,000	1,272,000
Region XI - Davao		1,581,000	1,581,000

Regional Office - XI		1,581,000	1,581,000
Region XII - SOCCSKSARGEN		1,088,000	1,088,000

Regional Office - XII		1,088,000	1,088,000
Region XIII - Caraga		1,163,000	1,163,000

Regional Office - XIII		1,163,000	1,163,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		759,000	759,000

Regional Office - BARMM		759,000	759,000
Formulation and Development of Operating Standards and Administrative Techniques for the Implementation of Accounting and Auditing Rules and Regulations in Corporate Government Offices/ Agencies	60,527,000	2,168,000	62,695,000

National Capital Region (NCR)	60,527,000	2,168,000	62,695,000

Central Office	60,527,000	2,168,000	62,695,000
LOCAL GOVERNMENT AUDITING SUB-PROGRAM	4,321,121,000	14,311,000	4,335,432,000

Audit of Accounts and Transactions of Local Government Units; Custody and Preservation of Vouchers and Other Supporting Documents	4,307,672,000	13,113,000	4,320,785,000

National Capital Region (NCR)	156,755,000	5,704,000	162,459,000

Central Office	156,755,000	5,704,000	162,459,000
Region I - Ilocos	322,511,000	462,000	322,973,000

Regional Office - I	322,511,000	462,000	322,973,000
Cordillera Administrative Region (CAR)	277,100,000	557,000	277,657,000

Regional Office - CAR	277,100,000	557,000	277,657,000
Region II - Cagayan Valley	273,191,000	490,000	273,681,000

Regional Office - II	273,191,000	490,000	273,681,000
Region III - Central Luzon	316,586,000	362,000	316,948,000

Regional Office - III	316,586,000	362,000	316,948,000

604	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region IVA - CALABARZON	329,549,000	360,000	329,909,000

Regional Office - IVA	329,549,000	360,000	329,909,000
Region IVB - MIMAROPA	205,861,000	469,000	206,330,000

Regional Office - IVB	205,861,000	469,000	206,330,000
Region V - Bicol	327,324,000	377,000	327,701,000

Regional Office - V	327,324,000	377,000	327,701,000
Region VI - Western Visayas	316,704,000	484,000	317,188,000

Regional Office - VI	316,704,000	484,000	317,188,000
Region VII - Central Visayas	216,296,000	574,000	216,870,000

Regional Office - VII	216,296,000	574,000	216,870,000
Region VIII - Eastern Visayas	257,270,000	489,000	257,759,000

Regional Office - VIII	257,270,000	489,000	257,759,000
Region IX - Zamboanga Peninsula	199,100,000	468,000	199,568,000

Regional Office - IX	199,100,000	468,000	199,568,000
Region X - Northern Mindanao	280,725,000	367,000	281,092,000

Regional Office - X	280,725,000	367,000	281,092,000
Region XI - Davao	251,907,000	557,000	252,464,000

Regional Office - XI	251,907,000	557,000	252,464,000
Region XII - SOCCSKSARGEN	206,001,000	474,000	206,475,000

Regional Office - XII	206,001,000	474,000	206,475,000
Region XIII - Caraga	227,552,000	547,000	228,099,000

Regional Office - XIII	227,552,000	547,000	228,099,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	143,240,000	372,000	143,612,000

Regional Office - BARMM	143,240,000	372,000	143,612,000
Formulation and Development of Operating Standards and Administrative Techniques for the Implementation of Accounting and Auditing Rules and Regulations in Local Government Offices/Agencies	13,449,000	1,198,000	14,647,000

National Capital Region (NCR)	13,449,000	1,198,000	14,647,000

Central Office	13,449,000	1,198,000	14,647,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	605
COMMISSION ON AUDIT

SPECIAL AUDIT SUB-PROGRAM	145,283,000	11,047,000	156,330,000

Special Audit, Fraud Audit and Performance Audit Conducted on Some Government Agencies, as well as to Non-Government Entities, Concerning Subsidies and Fund Transfers From the National Government, Payment of Levies or Government Shares and Financial Operations of Public Utilities for Rate Determination Purposes	145,283,000	11,047,000	156,330,000

National Capital Region (NCR)	145,283,000	11,047,000	156,330,000

Central Office	145,283,000	11,047,000	156,330,000
TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM	116,442,000	3,512,000	119,954,000

Technical Services Necessary for the Discharge of the Commission’s Functions Including Monitoring, Analysis and Evaluation of Prices of Goods and Services Purchased by Government Agencies	105,921,000	3,466,000	109,387,000

National Capital Region (NCR)	105,921,000	3,466,000	109,387,000

Central Office	105,921,000	3,466,000	109,387,000
Information System/Technology Audit Conducted on Government Agencies with Computerized Environment		23,000	23,000

National Capital Region (NCR)		23,000	23,000

Central Office		23,000	23,000
Consultancy Services Rendered to Government Agencies Related to the Design/Development and Installation of Internal Control Systems	10,521,000	23,000	10,544,000

National Capital Region (NCR)	10,521,000	23,000	10,544,000

Central Office	10,521,000	23,000	10,544,000
GOVERNMENT ACCOUNTANCY PROGRAM	62,966,000	940,000	63,906,000

Preparation of Annual and Other Financial Reports as may be Required of the Commission	57,191,000	438,000	57,629,000

National Capital Region (NCR)	57,191,000	438,000	57,629,000

Central Office	57,191,000	438,000	57,629,000
Formulation and Development of Accounting Standards, Policies, Rules and Regulations for Implementation in Government Agencies		138,000	138,000

National Capital Region (NCR)		138,000	138,000

Central Office		138,000	138,000
Development, Installation and Maintenance of Accounting-Related Information System for Implementation in Government Agencies		30,000	30,000

606	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

National Capital Region (NCR)				30,000				30,000

Central Office				30,000				30,000
Maintenance of the General Accounts of the Government		5,775,000		334,000				6,109,000

National Capital Region (NCR)		5,775,000		334,000				6,109,000

Central Office		5,775,000		334,000				6,109,000
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM		196,711,000		2,236,000				198,947,000

Adjudication of Cases Concerning Settlement of All Accounts Pertaining to the Revenue and Receipts, and Expenditures or Uses of Funds and Property in the National, Local and Corporate Agencies, as well as, Money Claims Against the Government		196,711,000		2,236,000				198,947,000

National Capital Region (NCR)		196,711,000		2,236,000				198,947,000

Central Office		196,711,000		2,236,000				198,947,000

Sub-total, Operations		6,136,981,000		89,498,000				6,226,479,000

TOTAL NEW APPROPRIATIONS	₱	11,505,329,000	₱	954,447,000	₱	111,763,000	₱	12,571,539,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	5,515,031

Total Permanent Positions	5,515,031

Other Compensation Common to All
Personnel Economic Relief Allowance	193,560
Representation Allowance	52,476
Transportation Allowance	52,476
Clothing and Uniform Allowance	56,455
Mid-Year Bonus - Civilian	459,587
Year End Bonus	459,587
Cash Gift	40,325
Productivity Enhancement Incentive	40,325
Step Increment	13,787

Total Other Compensation Common to All	1,368,578

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	4,115,774

DECEMBER 30, 2024	OFFICIAL GAZETTE	607
COMMISSION ON AUDIT

Total Other Compensation for Specific Groups	4,115,774

Other Benefits
PAG-IBIG Contributions	19,353
PhilHealth Contributions	134,752
Employees Compensation Insurance Premiums	9,676
Loyalty Award - Civilian	10,360
Terminal Leave	277,806

Total Other Benefits	451,947

Other Personnel Benefits
Pension, Civilian Personnel	53,999

Total Other Personnel Benefits	53,999

Total Personnel Services	11,505,329

Maintenance and Other Operating Expenses
Travelling Expenses	242,744
Training and Scholarship Expenses	26,252
Supplies and Materials Expenses	106,912
Utility Expenses	121,225
Communication Expenses	163,381
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	10,337
General Services	156,497
Repairs and Maintenance	38,459
Taxes, Insurance Premiums and Other Fees	14,507
Other Maintenance and Operating Expenses
Advertising Expenses	1,020
Printing and Publication Expenses	171
Representation Expenses	26,878
Rent/Lease Expenses	3,786
Membership Dues and Contributions to Organizations	248
Subscription Expenses	32,030

Total Maintenance and Other Operating Expenses	954,447

Total Current Operating Expenditures	12,459,776

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	63,561
Transportation Equipment Outlay	3,202

Total Capital Outlays	111,763

TOTAL NEW APPROPRIATIONS	12,571,539

608	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

COMMISSION ON AUDIT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. COMMISSION ON AUDIT	₱	11,505,329,000	₱	954,447,000	₱	111,763,000	₱	12,571,539,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON AUDIT	₱	11,505,329,000	₱	954,447,000	₱	111,763,000	₱	12,571,539,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	609
COMMISSION ON ELECTIONS

XXXIII. COMMISSION ON ELECTIONS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	35,222,935,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,203,284,000	₱	381,950,000	₱		₱	1,585,234,000
Operations		2,367,014,000		409,968,000		452,926,000		3,229,908,000

ELECTION ADMINISTRATION PROGRAM		2,307,207,000		409,010,000		452,926,000		3,169,143,000
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM		59,807,000		958,000				60,765,000

Total, Regular Programs		3,570,298,000		791,918,000		452,926,000		4,815,142,000

B. PROJECT(S)
Locally-Funded Project(s)		2,427,768,000		24,241,926,000		3,738,099,000		30,407,793,000

Total, Project(s)		2,427,768,000		24,241,926,000		3,738,099,000		30,407,793,000

TOTAL NEW APPROPRIATIONS	₱	5,998,066,000	₱	25,033,844,000	₱	4,191,025,000	₱	35,222,935,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of the Commission on Elections (COMELEC) is hereby authorized to:

(a)	formulate and implement the COMELEC’s organizational structure;

(b)

fix and determine the salaries, allowances and other benefits of personnel of the COMELEC in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the COMELEC.

2. Use of Savings. The Chairperson of COMELEC is authorized to use savings to augment actual deficiencies in accordance with Section 25(5), Article VI of the Constitution and the General Provisions of this Act.

3. Special Audit of Printing Expenditures. The amounts appropriated herein for registration, plebiscite, referendum and election related expenditures, including those incurred for printing of ballots and similar paraphernalia shall be used exclusively for said purposes. A special audit on all expenditures incurred for printing jobs and materials used during said activities shall be undertaken by the COA within six (6) months from the conduct thereof.

The COA shall submit to the DBM, the Speaker of the House of Representatives and the President of the Senate of the Philippines, copies of the COA Special Audit Report within one (1) month after the said audit.

4. Reporting and Posting Requirements. The COMELEC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	COMELEC’s website.

610	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

The COMELEC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	640,984,000	₱	381,950,000	₱		₱	1,022,934,000

National Capital Region (NCR)		640,984,000		381,950,000				1,022,934,000

Central Office		640,984,000		381,950,000				1,022,934,000
Administration of Personnel Benefits		562,300,000						562,300,000

National Capital Region (NCR)		562,300,000						562,300,000

Central Office		562,300,000						562,300,000

Sub-total, General Administration and Support		1,203,284,000		381,950,000				1,585,234,000

Operations
ELECTION ADMINISTRATION PROGRAM		2,307,207,000		409,010,000		452,926,000		3,169,143,000

VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM		17,313,000		824,000				18,137,000

Conduct of Voter’s Education and Information Campaign Through Print/Radio/Television and Social Media		17,313,000		824,000				18,137,000

National Capital Region (NCR)		17,313,000		824,000				18,137,000

Central Office		17,313,000		824,000				18,137,000
ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM		2,289,894,000		408,186,000		452,926,000		3,151,006,000

Preparation of Maps of Territorial Units of Voting Centers, the Establishment of New Voting Centers, and the Transfer, Merger or Abolition of Existing Ones		26,881,000		1,934,000				28,815,000

National Capital Region (NCR)		26,881,000		1,934,000				28,815,000

Central Office		26,881,000		1,934,000				28,815,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	611
COMMISSION ON ELECTIONS

Development of Software System and Procedures	35,177,000	328,740,000	452,926,000	816,843,000

National Capital Region (NCR)	35,177,000	328,740,000	452,926,000	816,843,000

Central Office	35,177,000	328,740,000	452,926,000	816,843,000
Monitoring the Implementation of the Conduct of Election and Other Political Exercises and Development of Measures to Improve the Registration and Election Systems Including the Dissemination of Election Results of Previous Elections	15,270,000	529,000		15,799,000

National Capital Region (NCR)	14,296,000	529,000		14,825,000

Central Office	14,296,000	529,000		14,825,000
Region XII - SOCCSKSARGEN	974,000			974,000

Regional Office XII	974,000			974,000
Conduct and Supervision of Elections, Referenda, Recall Votes and Plebiscites	2,179,833,000	76,089,000		2,255,922,000

National Capital Region (NCR)	125,431,000	2,335,000		127,766,000

Central Office	23,090,000			23,090,000
Regional Office - NCR	102,341,000	2,335,000		104,676,000
Region I - Ilocos	138,531,000	4,074,000		142,605,000

Regional Office - I	138,531,000	4,074,000		142,605,000
Cordillera Administrative Region (CAR)	101,450,000	2,386,000		103,836,000

Regional Office - CAR	101,450,000	2,386,000		103,836,000
Region II - Cagayan Valley	116,168,000	3,523,000		119,691,000

Regional Office - II	116,168,000	3,523,000		119,691,000
Region III - Central Luzon	177,407,000	7,937,000		185,344,000

Regional Office - III	177,407,000	7,937,000		185,344,000
Region IVA - CALABARZON	186,267,000	11,668,000		197,935,000

Regional Office - IVA	186,267,000	11,668,000		197,935,000
Region IVB - MIMAROPA	87,150,000	4,376,000		91,526,000

Regional Office - IVB	87,150,000	4,376,000		91,526,000
Region V - Bicol	154,317,000	4,718,000		159,035,000

Regional Office - V	154,317,000	4,718,000		159,035,000
Region VI - Western Visayas	176,992,000	4,424,000		181,416,000

Regional Office - VI	176,992,000	4,424,000		181,416,000

612	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region VII - Central Visayas	161,810,000	3,741,000	165,551,000

Regional Office - VII	161,810,000	3,741,000	165,551,000
Region VIII - Eastern Visayas	171,190,000	4,149,000	175,339,000

Regional Office - VIII	171,190,000	4,149,000	175,339,000
Region IX - Zamboanga Peninsula	92,676,000	4,202,000	96,878,000

Regional Office - IX	92,676,000	4,202,000	96,878,000
Region X - Northern Mindanao	115,694,000	4,463,000	120,157,000

Regional Office - X	115,694,000	4,463,000	120,157,000
Region XI - Davao	78,515,000	3,126,000	81,641,000

Regional Office - XI	78,515,000	3,126,000	81,641,000
Region XII - SOCCSKSARGEN	204,839,000	6,714,000	211,553,000

Regional Office - BARMM	127,235,000	3,411,000	130,646,000
Regional Office - XII	77,604,000	3,303,000	80,907,000
Region XIII - Caraga	91,396,000	4,253,000	95,649,000

Regional Office - XIII	91,396,000	4,253,000	95,649,000
Maintenance, Updating and Safekeeping of Voter Registration Records, Election Statistics, Results and Records for Record Services	32,733,000	894,000	33,627,000

National Capital Region (NCR)	32,733,000	894,000	33,627,000

Central Office	32,733,000	894,000	33,627,000
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM	59,807,000	958,000	60,765,000

Legal Research and Issuance of Rulings and Opinions	6,283,000	324,000	6,607,000

National Capital Region (NCR)	6,283,000	324,000	6,607,000

Central Office	6,283,000	324,000	6,607,000
Investigation and Prosecution of Violations of Election Laws	20,791,000	115,000	20,906,000

National Capital Region (NCR)	20,791,000	115,000	20,906,000

Central Office	20,791,000	115,000	20,906,000
Processing and Control of Election Records/Paraphernalia Subject to Contests	7,250,000		7,250,000

National Capital Region (NCR)	7,250,000		7,250,000

Central Office	7,250,000		7,250,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	613
COMMISSION ON ELECTIONS

Hearing/Trial of Cases	25,483,000	519,000		26,002,000

National Capital Region (NCR)	25,483,000	519,000		26,002,000

Central Office	25,483,000	519,000		26,002,000

Sub-total, Operations	2,367,014,000	409,968,000	452,926,000	3,229,908,000

Total, Regular Programs	3,570,298,000	791,918,000	452,926,000	4,815,142,000

PROJECT(S)
Locally-Funded Project(s)
National and Local Elections	1,087,364,000	13,871,429,000		14,958,793,000

National Capital Region (NCR)	1,087,364,000	13,871,429,000		14,958,793,000

Central Office	1,087,364,000	13,871,429,000		14,958,793,000
Sangguniang Kabataan and Barangay Elections	1,281,236,000	10,310,753,000		11,591,989,000

National Capital Region (NCR)	1,281,236,000	10,310,753,000		11,591,989,000

Central Office	1,281,236,000	10,310,753,000		11,591,989,000
Overseas Absentee Voting Continuing Registration	58,609,000	53,303,000		111,912,000

National Capital Region (NCR)	58,609,000	53,303,000		111,912,000

Central Office	58,609,000	53,303,000		111,912,000
Construction of Main and Integrated Field Office Building			3,713,099,000	3,713,099,000

National Capital Region (NCR)			3,713,099,000	3,713,099,000

Central Office			3,713,099,000	3,713,099,000
Construction of COMELEC Regional Office XI Building, Regional Government Center, Bago Oshiro, Davao City			20,000,000	20,000,000

Region XI - Davao			20,000,000	20,000,000

Regional Office - XI			20,000,000	20,000,000
Construction of COMELEC Building in Island Garden City of Samal			5,000,000	5,000,000

Region XI - Davao			5,000,000	5,000,000

Regional Office - XI			5,000,000	5,000,000

614	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Conduct of Plebicite for the Renaming of the Municipality of San Isidro, Davao del Norte to Municipality of Sawata, Davao del Norte		559,000		6,441,000				7,000,000

Region XI - Davao		559,000		6,441,000				7,000,000

Regional Office - XI		559,000		6,441,000				7,000,000

Sub-total, Locally-Funded Project(s)		2,427,768,000		24,241,926,000		3,738,099,000		30,407,793,000

Total, Project(s)		2,427,768,000		24,241,926,000		3,738,099,000		30,407,793,000

TOTAL NEW APPROPRIATIONS	₱	5,998,066,000	₱	25,033,844,000	₱	4,191,025,000	₱	35,222,935,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,007,078

Total Permanent Positions	2,007,078

Other Compensation Common to All
Personnel Economic Relief Allowance	116,064
Representation Allowance	14,262
Transportation Allowance	14,262
Clothing and Uniform Allowance	33,852
Honoraria	58,609
Overtime Pay	2,369,159
Mid-Year Bonus - Civilian	167,257
Year End Bonus	167,257
Cash Gift	24,180
Productivity Enhancement Incentive	24,180
Step Increment	5,016

Total Other Compensation Common to All	2,994,098

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	428,685

Total Other Compensation for Specific Groups	428,685

Other Benefits
PAG-IBIG Contributions	11,606
PhilHealth Contributions	48,733
Employees Compensation Insurance Premiums	5,804

DECEMBER 30, 2024	OFFICIAL GAZETTE	615
COMMISSION ON ELECTIONS

Retirement Gratuity	28,669
Terminal Leave	104,946

Total Other Benefits	199,758

Other Personnel Benefits
Pension, Civilian Personnel	93,936

Total Other Personnel Benefits	93,936

Non-Permanent Positions	274,511

Total Personnel Services	5,998,066

Maintenance and Other Operating Expenses
Travelling Expenses	482,829
Training and Scholarship Expenses	4,186,271
Supplies and Materials Expenses	719,730
Utility Expenses	48,779
Communication Expenses	122,821
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,727
Professional Services	16,864,628
General Services	40,975
Repairs and Maintenance	148,529
Taxes, Insurance Premiums and Other Fees	17,818
Other Maintenance and Operating Expenses
Advertising Expenses	23,475
Printing and Publication Expenses	1,174,882
Representation Expenses	17,947
Transportation and Delivery Expenses	128,482
Rent/Lease Expenses	206,180
Subscription Expenses	18,841
Donations	903
Other Maintenance and Operating Expenses	826,027

Total Maintenance and Other Operating Expenses	25,033,844

Total Current Operating Expenditures	31,031,910

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,738,099
Machinery and Equipment Outlay	452,926

Total Capital Outlays	4,191,025

TOTAL NEW APPROPRIATIONS	35,222,935

616	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

COMMISSION ON ELECTIONS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. COMMISSION ON ELECTIONS	₱	5,998,066,000	₱	25,033,844,000	₱	4,191,025,000	₱	35,222,935,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON ELECTIONS	₱	5,998,066,000	₱	25,033,844,000	₱	4,191,025,000	₱	35,222,935,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	617
OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	5,738,865,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,217,959,000	₱	1,266,264,000	₱	515,129,000	₱	3,999,352,000
Support to Operations		15,505,000		48,538,000				64,043,000
Operations		922,482,000		643,988,000				1,566,470,000

ANTI-CORRUPTION INVESTIGATION PROGRAM		527,057,000		260,852,000				787,909,000
ANTI-CORRUPTION ENFORCEMENT PROGRAM		323,200,000		266,140,000				589,340,000
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM		30,883,000		58,302,000				89,185,000
CORRUPTION PREVENTION PROGRAM		41,342,000		58,694,000				100,036,000

Total, Regular Programs		3,155,946,000		1,958,790,000		515,129,000		5,629,865,000

B. PROJECT(S)
Locally-Funded Project(s)				109,000,000				109,000,000

Total, Project(s)				109,000,000				109,000,000

TOTAL NEW APPROPRIATIONS	₱	3,155,946,000	₱	2,067,790,000	₱	515,129,000	₱	5,738,865,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Ombudsman is hereby authorized to:

(a)	formulate and implement the Office of the Ombudsman’s organizational structure;

(b)

fix and determine the salaries, allowances and other benefits of personnel of the Office of the Ombudsman in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards of the DBM; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the Office of the Ombudsman.

2. Non-Recurring Expenses. All non-recurring appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Office of the Ombudsman’s appropriations that may not be reduced by Congress under Section 38 of R.A. No. 6770.

3. Use of Savings. The Ombudsman is authorized to use savings from the appropriations of the Office of the Ombudsman to augment actual deficiencies in any item of its appropriations for the current year, which may include the following purposes: (i) printing and/or publications of decisions, resolutions, and training information materials; (ii) repair, maintenance and improvement of central and regional offices, facilities and equipment; (iii) purchase of equipment, books, journals, and

618	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

periodicals; (iv) necessary expenses for the employment of temporary, contractual and casual employees; and (v) payment of extraordinary and miscellaneous expenses, representation and transportation allowances, and other authorized benefits of its officials and employees, subject to pertinent budgeting, accounting, and auditing rules and regulations.

4. Use of Income. The Office of the Ombudsman may use the income generated from fees collected by it, subject to the conditions under pertinent sections in the General Provisions of this Act and for purposes as may be specifically authorized therein or by applicable provisions of law.

5. Payment of Retirement Benefits and Pensions. The Ombudsman and his or her Deputies, the Special Prosecutor, and all qualified officials and employees of the Office of the Ombudsman with Salary Grade 26 to 29 covered under Section 2 of R.A. No. 11059 (Retirement Law of the Office of the Ombudsman) shall after thirty (30) days following the date of retirement shall receive a monthly pension pursuant to the amounts appropriated for payment of pensions under Section 3 of R.A. No. 11059.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 756, R.A. No. 12116)

6. Release of Payment of Retirement Benefits and Pensions. Appropriations authorized for the payment of retirement benefits and pensions of the Ombudsman and his or her Deputies, the Special Prosecutor, and all qualified officials and employees of the Office of the Ombudsman with Salary Grade 26 to 29 covered under Section 2 of R.A. So. 11059 (Retirement Law of the Office of the Ombudsman) shall be released directly to the Office of the Ombudsman, subject to the computation and conditions prescribed in applicable retirement laws, rules and regulations.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, pages 756-757, R.A. No. 12116)

7. Reporting and Posting Requirements. The Office of the Ombudsman shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	Office of the Ombudsman’s website.

The Office of the Ombudsman shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice of said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	445,661,000	₱	1,266,264,000	₱	515,129,000	₱	2,227,054,000
Administration of Personnel Benefits		1,772,298,000						1,772,298,000

Sub-total, General Administration and Support		2,217,959,000		1,266,264,000		515,129,000		3,999,352,000

Support to Operations
Operation and Maintenance of Computerized Management Information System		12,660,000		46,623,000				59,283,000
Statistical Services		2,845,000		1,915,000				4,760,000

Sub-total, Support to Operations		15,505,000		48,538,000				64,043,000

Operations
ANTI-CORRUPTION INVESTIGATION PROGRAM		527,057,000		260,852,000				787,909,000

Conduct of Fact-Finding Investigation and Lifestyle Check for Case Build-up Against Erring Public Officials		511,680,000		225,801,000				737,481,000
Preliminary Investigation of Criminal and Forfeiture Cases Against Erring Public Officials		15,377,000		35,051,000				50,428,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	619
OFFICE OF THE OMBUDSMAN

ANTI-CORRUPTION ENFORCEMENT PROGRAM		323,200,000		266,140,000				589,340,000

Adjudication on Administrative Cases Against Erring Public Officials to Enforce Anti-Corruption Laws		106,555,000		44,357,000				150,912,000
Prosecution of Criminal and Forfeiture Cases Filed Against Erring Public Officials with the Sandiganbayan and Regional Trial Courts		199,300,000		221,051,000				420,351,000
Advocacy of Ombudsman Cases Appealed to the Court of Appeals and Supreme Court Including the Filing of Special Civil Actions with the Supreme Court		17,345,000		732,000				18,077,000
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM		30,883,000		58,302,000				89,185,000

Delivery of Responsive and Meaningful Public Assistance to Address Red Tape in the Bureaucracy		30,883,000		58,302,000				89,185,000
CORRUPTION PREVENTION PROGRAM		41,342,000		58,694,000				100,036,000

Development and Implementation of Integrity Promotion Programs to Generate a Critical Mass of Anti-Corruption Advocates in the Campaign Against Official Abuse		9,281,000		32,922,000				42,203,000
Conduct of Integrity Assessments and Corruption Diagnostics to Reduce the Vulnerability of Government Agencies to Corruption, Inefficiency, and Red Tape		32,061,000		25,772,000				57,833,000

Sub-total, Operations		922,482,000		643,988,000				1,566,470,000

Total, Regular Programs		3,155,946,000		1,958,790,000		515,129,000		5,629,865,000

PROJECT(S)
Locally-Funded Project(s)
Whistleblower Account/Reward				10,000,000				10,000,000
Counterpart Fund for the “Aral and Asal” Project per Memorandum of Understanding (MOU) Between the Office of the Ombudsman, the Commission on Higher Education (CHED), and the University of the Philippines System (UPS) Signed on September 26, 2019				99,000,000				99,000,000

Sub-total, Locally-Funded Project(s)				109,000,000				109,000,000

Total, Project(s)				109,000,000				109,000,000

TOTAL NEW APPROPRIATIONS	₱	3,155,946,000	₱	2,067,790,000	₱	515,129,000	₱	5,738,865,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

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Civilian Personnel
Permanent Positions
Basic Salary	960,920

Total Permanent Positions	960,920

Other Compensation Common to All
Personnel Economic Relief Allowance	29,088
Representation Allowance	44,640
Transportation Allowance	44,640
Clothing and Uniform Allowance	8,484
Honoraria	6,038
Overtime Pay	3,776
Mid-Year Bonus - Civilian	80,077
Year End Bonus	80,077
Cash Gift	6,060
Productivity Enhancement Incentive	6,060
Step Increment	2,401

Total Other Compensation Common to All	311,341

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	551
Lump-sum for Filling of Positions - Civilian	1,288,315

Total Other Compensation for Specific Groups	1,288,866

Other Benefits
PAG-IBIG Contributions	2,910
PhilHealth Contributions	20,243
Employees Compensation Insurance Premiums	1,454
Retirement Gratuity	411,472
Loyalty Award - Civilian	1,150
Terminal Leave	72,511

Total Other Benefits	509,740

Other Personnel Benefits
Pension, Civilian Personnel	85,079

Total Other Personnel Benefits	85,079

Total Personnel Services	3,155,946

Maintenance and Other Operating Expenses
Travelling Expenses	246,194
Training and Scholarship Expenses	164,444
Supplies and Materials Expenses	582,147
Utility Expenses	180,697
Communication Expenses	96,153
Awards/Rewards and Prizes	10,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	621
OFFICE OF THE OMBUDSMAN

Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	26,865
Professional Services	47,931
General Services	234,755
Repairs and Maintenance	74,732
Taxes, Insurance Premiums and Other Fees	18,995
Other Maintenance and Operating Expenses
Advertising Expenses	14,825
Printing and Publication Expenses	10,903
Representation Expenses	21,375
Transportation and Delivery Expenses	9,055
Rent/Lease Expenses	63,299
Subscription Expenses	48,618
Other Maintenance and Operating Expenses	215,802

Total Maintenance and Other Operating Expenses	2,067,790

Total Current Operating Expenditures	5,223,736

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	279,340
Transportation Equipment Outlay	36,130
Furniture, Fixtures and Books Outlay	91,670
Other Property, Plant and Equipment Outlay	18,980
Intangible Assets Outlay	39,009

Total Capital Outlays	515,129

TOTAL NEW APPROPRIATIONS	5,738,865

622	OFFICIAL GAZETTE	VOL. 120, NO. 53
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GENERAL SUMMARY

OFFICE OF THE OMBUDSMAN

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE OMBUDSMAN	₱	3,155,946,000	₱	2,067,790,000	₱	515,129,000	₱	5,738,865,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE OMBUDSMAN	₱	3,155,946,000	₱	2,067,790,000	₱	515,129,000	₱	5,738,865,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	623
COMMISSION ON HUMAN RIGHTS

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,096,788,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	172,003,000	₱	151,295,000	₱	74,081,000	₱	397,379,000
Support to Operations		24,310,000		95,164,000		77,750,000		197,224,000
Operations		313,582,000		188,603,000				502,185,000

HUMAN RIGHTS PROTECTION PROGRAM		230,089,000		99,616,000				329,705,000
HUMAN RIGHTS PROMOTION PROGRAM		50,246,000		44,397,000				94,643,000
HUMAN RIGHTS POLICY ADVISORY PROGRAM		33,247,000		44,590,000				77,837,000

Total, Regular Programs		509,895,000		435,062,000		151,831,000		1,096,788,000

TOTAL NEW APPROPRIATIONS	₱	509,895,000	₱	435,062,000	₱	151,831,000	₱	1,096,788,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission on Human Rights (CHR) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	CHR’s website.

The CHR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	169,568,000	₱	151,295,000	₱	74,081,000	₱	394,944,000
Administration of Personnel Benefits		2,435,000						2,435,000

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Sub-total, General Administration and Support		172,003,000		151,295,000		74,081,000		397,379,000

Support to Operations
Formulation, Coordination, Monitoring and Evaluation of Agency Plans, Policies, Programs and Projects; Management of Databank; Information Systems; and Corporate Communications		24,310,000		95,164,000		77,750,000		197,224,000

Sub-total, Support to Operations		24,310,000		95,164,000		77,750,000		197,224,000

Operations
HUMAN RIGHTS PROTECTION PROGRAM		230,089,000		99,616,000				329,705,000

Documentation and Management of Complaints of Human Rights Violations (HRVs), Forensic and Medico-Legal Services, Legal Assistance and Counseling, Financial Assistance, Witness Security and Other Adjunct Protection Services		219,691,000		82,558,000				302,249,000
Conduct of Regular Visitations in Places of Detention and Rehabilitation Facilities and Preventive Monitoring of Human Rights Conditions Herein		10,398,000		17,058,000				27,456,000
HUMAN RIGHTS PROMOTION PROGRAM		50,246,000		44,397,000				94,643,000

Implementation of a Continuing Program of Research, Education and Information		50,246,000		44,397,000				94,643,000
HUMAN RIGHTS POLICY ADVISORY PROGRAM		33,247,000		44,590,000				77,837,000

Formulation and Advocacy of Human Rights Policies, Plans and Programs; and Monitoring the Implementation of International Human Rights Instruments		33,247,000		44,590,000				77,837,000

Sub-total, Operations		313,582,000		188,603,000				502,185,000

Total, Regular Programs		509,895,000		435,062,000		151,831,000		1,096,788,000

TOTAL NEW APPROPRIATIONS	₱	509,895,000	₱	435,062,000	₱	151,831,000	₱	1,096,788,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	367,474

Total Permanent Positions	367,474

Other Compensation Common to All
Personnel Economic Relief Allowance	15,624

DECEMBER 30, 2024	OFFICIAL GAZETTE	625
COMMISSION ON HUMAN RIGHTS

Representation Allowance	4,356
Transportation Allowance	4,356
Clothing and Uniform Allowance	4,557
Mid-Year Bonus - Civilian	30,624
Year End Bonus	30,624
Cash Gift	3,255
Productivity Enhancement Incentive	3,255
Step Increment	919

Total Other Compensation Common to All	97,570

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,293

Total Other Compensation for Specific Groups	1,293

Other Benefits
PAG-IBIG Contributions	1,562
PhilHealth Contributions	8,816
Employees Compensation Insurance Premiums	782
Loyalty Award - Civilian	540
Terminal Leave	2,435

Total Other Benefits	14,135

Other Personnel Benefits
Pension, Civilian Personnel	16,960

Total Other Personnel Benefits	16,960

Non-Permanent Positions	12,463

Total Personnel Services	509,895

Maintenance and Other Operating Expenses
Travelling Expenses	64,900
Training and Scholarship Expenses	52,700
Supplies and Materials Expenses	46,865
Utility Expenses	19,620
Communication Expenses	27,131
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	3,334
Professional Services	61,983
General Services	61,841
Repairs and Maintenance	5,494
Financial Assistance/Subsidy	19,981
Taxes, Insurance Premiums and Other Fees	1,828
Other Maintenance and Operating Expenses
Advertising Expenses	143
Printing and Publication Expenses	12,809
Representation Expenses	9,983

626	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Transportation and Delivery Expenses	2,699
Rent/Lease Expenses	10,450
Membership Dues and Contributions to Organizations	450
Subscription Expenses	7,517
Donations	21,200
Bank Transaction Fee	10
Other Maintenance and Operating Expenses	3,124

Total Maintenance and Other Operating Expenses	435,062

Total Current Operating Expenditures	944,957

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,581
Machinery and Equipment Outlay	77,750
Transportation Equipment Outlay	48,500

Total Capital Outlays	151,831

TOTAL NEW APPROPRIATIONS	1,096,788

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	53,550,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	11,631,000	₱	21,929,000	₱	4,100,000	₱	37,660,000
Operations		8,554,000		7,336,000				15,890,000

HUMAN RIGHTS EDUCATION PROGRAM		8,554,000		7,336,000				15,890,000

TOTAL NEW APPROPRIATIONS	₱	20,185,000	₱	29,265,000	₱	4,100,000	₱	53,550,000

Special Provision(s)

1. Release of Trust Receipts. Pursuant to Section 26 of R.A. No. 10368 (Human Rights Victims Reparation and Recognition Act of 2013), the Bureau of the Treasury (BTr) and the Department of Budget and Management (DBM) shall release to the Human Rights Violations Victims’ Memorial Commission (HRVVMC) the accrued interest of Five Hundred Ninety Five Million Two Hundred Forty One Thousand Three Hundred Fourteen Pesos and Seventy Seven Centavos (₱595,241,314.77) as of October 31, 2024, notwithstanding the expiration of the balance of the said principal of Ten Billion Pesos (₱10,000,000,000) Reparation Fund as of December 31, 2019. The said interest, which is constituted as a trust fund in the National Treasury for the HRVVMC, shall be released upon request of the Memorial Commission to support its budgetary requirements for the establishment and operation of Human Rights Violations Victims’ Memorial, Museum, Library and Compendium until the fund is fully utilized subject to budgeting, accounting and auditing rules and regulations.

2. Reporting and Posting Requirements. The Human Rights Violations Victims’ Memorial Commission (HRVVMC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	HRVVMC’s website.

DECEMBER 30, 2024	OFFICIAL GAZETTE	627
COMMISSION ON HUMAN RIGHTS

The HRVVMC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,631,000	₱	21,929,000	₱	4,100,000	₱	37,660,000

Sub-total, General Administration and Support		11,631,000		21,929,000		4,100,000		37,660,000

Operations
HUMAN RIGHTS EDUCATION PROGRAM		8,554,000		7,336,000				15,890,000

Memorialization of the Lessons of the Martial Law Atrocities		8,554,000		7,336,000				15,890,000

Sub-total, Operations		8,554,000		7,336,000				15,890,000

TOTAL NEW APPROPRIATIONS	₱	20,185,000	₱	29,265,000	₱	4,100,000	₱	53,550,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	15,312

Total Permanent Positions	15,312

Other Compensation Common to All
Personnel Economic Relief Allowance	552
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	161
Mid-Year Bonus - Civilian	1,276
Year End Bonus	1,276

628	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Cash Gift	115
Productivity Enhancement Incentive	115
Step Increment	38

Total Other Compensation Common to All	4,433

Other Benefits
PAG-IBIG Contributions	55
PhilHealth Contributions	358
Employees Compensation Insurance Premiums	27

Total Other Benefits	440

Total Personnel Services	20,185

Maintenance and Other Operating Expenses
Travelling Expenses	973
Training and Scholarship Expenses	2,549
Supplies and Materials Expenses	2,214
Utility Expenses	681
Communication Expenses	680
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	162
Professional Services	4,408
General Services	8,188
Other Maintenance and Operating Expenses
Advertising Expenses	27
Printing and Publication Expenses	84
Representation Expenses	88
Rent/Lease Expenses	8,499
Subscription Expenses	712

Total Maintenance and Other Operating Expenses	29,265

Total Current Operating Expenditures	49,450

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	400
Transportation Equipment Outlay	3,700

Total Capital Outlays	4,100

TOTAL NEW APPROPRIATIONS	53,550

DECEMBER 30, 2024	OFFICIAL GAZETTE	629
COMMISSION ON HUMAN RIGHTS

GENERAL SUMMARY

COMMISSION ON HUMAN RIGHTS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. COMMISSION ON HUMAN RIGHTS	₱	509,895,000	₱	435,062,000	₱	151,831,000	₱	1,096,788,000
B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION		20,185,000		29,265,000		4,100,000		53,550,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON HUMAN RIGHTS	₱	530,080,000	₱	464,327,000	₱	155,931,000	₱	1,150,338,000

630	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A.1. NATIONAL DAIRY AUTHORITY

For subsidy requirements in accordance with the program, as indicated hereunder	₱	537,813,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	22,584,000		₱	22,584,000
Support to Operations			56,532,000			56,532,000
Operations			458,697,000			458,697,000

DAIRY INDUSTRY DEVELOPMENT PROGRAM			458,697,000			458,697,000

TOTAL NEW APPROPRIATIONS		₱	537,813,000		₱	537,813,000

Special Provision(s)

1. Subsidy to the National Dairy Authority. The amount of Four Hundred Fifty Eight Million Six Hundred Ninety Seven Thousand Pesos (₱458,697,000) appropriated herein under the subsidy to the National Dairy Authority (NDA) shall be used for the implementation of the Dairy Industry Development Program.

The NDA shall ensure that implementation of the foregoing shall directly benefit farmers registered under the Registry System for Basic Sectors in Agriculture, with priority given to the provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

2. Dairy Enterprise Development. Of the amount appropriated herein under the Dairy Industry Development Program, the amount of One Hundred Seventy One Million Thirty Three Thousand Pesos (₱171,033,000) shall be allocated to the Dairy Enterprise Development Program. These funds shall be utilized to ensure the marketability of locally produced milk and the long-term viability and sustainability of local dairy enterprises. Specifically, the funds shall be used for the following:

(a)	Capability building;

(b)	Market development;

(c)	Milk processing support services;

(d)	Support for the milk feeding program; and

(e)	Dairy regulatory program.

Provided , That priority shall be given to the following projects:

i.	Strengthening Dairy Food Safety: Establishing Reference and Regional Laboratories for Dairy; and

ii.	The Milk Feeding Program.

3. Dairy Herd Build-Up. Of the amount appropriated herein under the Dairy Industry Development Program, the amount of Two Hundred Eighty Seven Million Six Hundred Sixty Four Thousand Pesos (₱287,664,000) appropriated under the Dairy Herd Build-Up shall be used to ensure the increase in both local dairy stocks and local milk production: Provided , That regular programs of the NDA shall be implemented:

(a)	Production of dairy animals through artificial insemination;

(b)	Dairy animal health services;

(c)	Dairy animal nutritional services: Provided , That, part of this activity shall be for the forage and silage production that will ensure that the best nutrition is provided to dairy animals;

(d)	Procurement of dairy animals for the NDA stock farms: Provided , That the NDA stock farm project shall be prioritized; and

(e)

Enhancement/development of dairy farms and other dairy facilities including maintenance of the NDA stock farms; Provided , That climate change adaptation projects will be implemented including assistance on the installation of solar-powered systems to power dairy farms assisted by the NDA and solid waste and water treatment facilities, alongside solid-liquid waste separators that will not only hel₱manage dairy animal manure effectively but also facilitate its conversion into valuable byproducts like fertilizers.

DECEMBER 30, 2024	OFFICIAL GAZETTE	631
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

4. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NDA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	22,584,000		₱	22,584,000

Sub-total, General Administration and Support			22,584,000			22,584,000

Support to Operations
Industry Support Program			56,532,000			56,532,000

Sub-total, Support to Operations			56,532,000			56,532,000

Operations
DAIRY INDUSTRY DEVELOPMENT PROGRAM			458,697,000			458,697,000

Sub-total, Operations			458,697,000			458,697,000

TOTAL NEW APPROPRIATIONS		₱	537,813,000		₱	537,813,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	537,813

Total Maintenance and Other Operating Expenses	537,813

Total Current Operating Expenditures	537,813

TOTAL NEW APPROPRIATIONS	537,813

A.2. NATIONAL FOOD AUTHORITY

For subsidy requirements in accordance with the program and project(s), indicated hereunder	₱	14,453,000,000

New Appropriations, by Programs/Projects

632	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	9,000,000,000		₱	9,000,000,000

BUFFER STOCKING PROGRAM			9,000,000,000			9,000,000,000

Total, Regular Programs			9,000,000,000			9,000,000,000

B. PROJECT(S)
Locally-Funded Project(s)			5,453,000,000			5,453,000,000

Total, Project(s)			5,453,000,000			5,453,000,000

TOTAL NEW APPROPRIATIONS		₱	14.453.000.000		₱	14,453,000,000

Special Provision(s)

1. Subsidy to the National Food Authority. The amount of Fourteen Billion Four Hundred Fifty Three Million Pesos (₱14,453,000,000) appropriated herein as subsidy to the National Food Authority (NFA) shall be used for the following: (a) Five Billion Three Hundred Sixty Three Million Pesos (₱5,363,000,000) for the establishment of rice drying and milling facility in support to Buffer Stocking Program; (b) Nine Billion Pesos (₱9,000,000,000) for the implementation of the Buffer Stocking Program of the NFA in times of calamities, fortuitous events, or shortfall in production; (c) Forty Million Pesos (₱40,000,000) for the implementation of the Targeted Rice Distribution Program; and (d) Fifty Million Pesos (₱50,000,000) for the Establishment of Regional Food Terminals (RFTs). Sufficient rice buffer stock shall be sourced solely from local farmers.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government corporations-others shall be observed by the NFA.

New Appropriations. by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
BUFFER STOCKING PROGRAM		₱	9,000,000,000		₱	9,000,000,000

Sub-total, Operations			9,000,000,000			9,000,000,000

Total, Regular Programs			9,000,000,000			9,000,000,000

PROJECT(S)
Locally-Funded Project(s)
Establishment of Rice Drying and Milling Facility in Support to Buffer Stocking Program			5,363,000,000			5,363,000,000
Targeted Rice Distribution Program			40,000,000			40,000,000
Establishment of Regional Food Terminals (RFTs)			50,000,000			50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	633
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Sub-total, Locally-Funded Project(s)		5,453,000,000		5,453,000,000

Total, Project(s)		5,453,000,000		5,453,000,000

TOTAL NEW APPROPRIATIONS	₱	14,453,000,000	₱	14,453,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	14,453,000

Total Maintenance and Other Operating Expenses	14,453,000

Total Current Operating Expenditures	14,453,000

TOTAL NEW APPROPRIATIONS	14,453,000

A.3. PHILIPPINE COCONUT AUTHORITY

For subsidy requirements in accordance with the programs and project(s), as indicated hereunder	₱	1,209,997,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	320,932,000		₱	320,932,000
Operations			284,905,000			284,905,000

COCONUT INDUSTRY DEVELOPMENT PROGRAM			284,905,000			284,905,000

Total, Regular Programs			605,837,000			605,837,000

B. PROJECT(S)
Locally-Funded Project(s)			604,160,000			604,160,000

Total, Project(s)			604,160,000			604,160,000

TOTAL NEW APPROPRIATIONS		₱	1,209,997,000		₱	1,209,997,000

Special Provision(s)

1. Coconut Development Fund and Coconut Consumers Stabilization Fund. In addition to the amounts appropriated herein, Seventy Million Four Hundred Thousand Pesos (₱70,400,000) shall be used for the development of the coconut industry sourced from service fees on desiccated coconut and from levies on copra rececada, constituted into the Coconut Development Fund and Coconut Consumers Stabilization Fund in accordance with Section 14 of R.A. No. 1145 and Section 1, Article III of P.D. No. 1468, respectively.

Implementation of this provision shall be subject to judicious programming based on actual collections and utilization of funds.

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Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

The Philippine Coconut Authority (PCA) shall monitor and evaluate the progress of the programs, activities and projects relative to the use of the fund and submit a written quarterly progress report thereon, which shall be submitted to the Congressional Oversight Committee on Agricultural and Fisheries Modernization (COCAFM), the House Committee on Appropriations, and the Senate Committee on Finance.

2. Subsidy to the Philippine Coconut Authority. The amount of One Billion Two Hundred Nine Million Nine Hundred Ninety Seven Thousand Pesos (₱1,209,997,000) appropriated herein under subsidy for the Philippine Coconut Authority (PCA) shall be used for the implementation of the Coconut and Oil Palm Industry Development Program.

In the implementation of said projects, the PCA shall give priority to major coconut producing provinces and other provinces identified in the Focus Geographical Areas in accordance with National Budget Memorandum No. 126 dated April 4, 2016.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	320,932,000		₱	320,932,000

Sub-total, General Administration and Support			320,932,000			320,932,000

Operations
COCONUT INDUSTRY DEVELOPMENT PROGRAM			284,905,000			284,905,000

Coconut Productivity Enhancement (CPE) Sub-program			236,011,000			236,011,000
Coconut Research and Development Sub-program			48,894,000			48,894,000

Sub-total, Operations			284,905,000			284,905,000

Total, Regular Programs			605,837,000			605,837,000

PROJECT(S)
Locally-Funded Project(s)
Coconut Fertilization Project			153,333,000			153,333,000
Coconut Village Development Project			65,000,000			65,000,000
Planting and Replanting of Local Cultivars Project			306,827,000			306,827,000
Smallholders Oil Palm Plantation Development Project			79,000,000			79,000,000

Sub-total, Locally-Funded Project(s)			604,160,000			604,160,000

Total, Project(s)			604,160,000			604,160,000

TOTAL NEW APPROPRIATIONS		₱	1,209,997,000		₱	1,209,997,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	635
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,209,997

Total Maintenance and Other Operating Expenses	1,209,997

Total Current Operating Expenditures	1,209,997

TOTAL NEW APPROPRIATIONS	1,209,997

A.4. PHILIPPINE CROP INSURANCE CORPORATION

For subsidy requirements in accordance with the program, as indicated hereunder	₱	4,500,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	4,500,000,000		₱	4,500,000,000

CROP INSURANCE PROGRAM			4,500,000,000			4,500,000,000

TOTAL NEW APPROPRIATIONS		₱	4,500,000,000		₱	4,500,000,000

Special Provision(s)

1. Subsidy to the Philippine Crop Insurance Corporation. The amount of Four Billion Five Hundred Million Pesos (₱4,500,000,000) appropriated herein under the subsidy to the Philippine Crop Insurance Corporation (PCIC) shall be used for the full insurance premiums of subsistence farmers and fisherfolk to cover crops, livestock, fisheries and non-crop agricultural assets. The PCIC shall ensure that the beneficiaries identified are registered under the Registry System for Basic Sectors in Agriculture (RSBSA) and are not insured for the same type of insurance, with priority given to those in localities declared as critical geo-hazard areas or no build zones identified by the Mines and Geo-Sciences Bureau.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements, in accordance with applicable laws, rules, and regulations, and including the list of subsistence farmers and fisherfolk duly endorsed by the DA.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCIC.

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
CROP INSURANCE PROGRAM		₱	4,500,000,000		₱	4,500,000,000

Sub-total, Operations			4,500,000,000			4,500,000,000

TOTAL NEW APPROPRIATIONS		₱	4,500,000,000		₱	4,500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	4,500,000

Total Maintenance and Other Operating Expenses	4,500,000

Total Current Operating Expenditures	4,500,000

TOTAL NEW APPROPRIATIONS	4,500,000

A.5. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

For the subsidy requirements in accordance with the program and project(s), as indicated hereunder	₱	5,525,549,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PROJECT(S)
Locally-Funded Projects		₱	5,525,549,000		₱	5,525,549,000

TOTAL NEW APPROPRIATIONS		₱	5,525,549,000		₱	5,525,549,000

Special Provision(s)

1. Subsidy to the Philippine Fisheries Development Authority. The amount of Five Billion Five Hundred Twenty Five Million Five Hundred Forty Nine Thousand Pesos (₱5,525,549,000) appropriated herein as subsidy to the Philippine Fisheries Development Authority (PFDA) shall be used for the implementation of Fisheries Infrastructure Development Program.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements, in accordance with applicable laws, rules, and regulations, including updated work program and financial plan for each project.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PFDA.

DECEMBER 30, 2024	OFFICIAL GAZETTE	637
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROJECT(S)
Locally-Funded Project(s)
Construction/Rehabilitation/Improvement of Fish Ports		₱	5,525,549,000		₱	5,525,549,000

Sub-total, Locally-Funded Project(s)			5,525,549,000			5,525,549,000

Total, Project(s)			5,525,549,000			5,525,549,000

TOTAL NEW APPROPRIATIONS		₱	5,525,549,000		₱	5,525,549,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	5,525,549

Total Maintenance and Other Operating Expenses	5,525,549

Total Current Operating Expenditures	5,525,549

TOTAL NEW APPROPRIATIONS	5,525,549

A.6. PHILIPPINE RICE RESEARCH INSTITUTE

For subsidy requirements in accordance with the program, as indicated hereunder	₱	954,392,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PROGRAMS
General Administration and Support		₱	328,286,000		₱	328,286,000
Operations			626,106,000			626,106,000

RESEARCH AND DEVELOPMENT PROGRAM			626,106,000			626,106,000

TOTAL NEW APPROPRIATIONS		₱	954,392,000		₱	954,392,000

Special Provision(s)

1. Subsidy to the Philippine Rice Research Institute. The amount of Six Hundred Twenty Six Million One Hundred Six Thousand Pesos (₱626,106,000) appropriated herein under the subsidy to Philippine Rice Research Institute (PhilRice) shall be used for its Rice Research and Development Program, consistent with the National Rice Program of the DA.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PhilRice.

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	328,286,000		₱	328,286,000

Sub-total, General Administration and Support			328,286,000			328,286,000

Operations
RESEARCH AND DEVELOPMENT PROGRAM			626,106,000			626,106,000

Sub-total, Operations			626,106,000			626,106,000

TOTAL NEW APPROPRIATIONS		₱	954,392,000		₱	954,392,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	954,392

Total Maintenance and Other Operating Expenses	954,392

Total Current Operating Expenditures	954,392

TOTAL NEW APPROPRIATIONS	954,392

A.7. SUGAR REGULATORY ADMINISTRATION

For subsidy requirements in accordance with the programs and project(s), as indicated hereunder	₱	1,000,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PROJECT(S)
Locally-Funded Project(s)		₱	1,000,000,000		₱	1,000,000,000

TOTAL NEW APPROPRIATIONS		₱	1,000,000,000		₱	1,000,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	639
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1. Subsidy to the Sugar Regulatory Administration. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein under the subsidy to the Sugar Regulatory Administration (SRA) shall be used for the implementation of the Sugarcane Industry Development Program.

2. Farm-to-Mill Roads and Bridges Construction Projects. Of the amounts appropriated herein, Five Hundred Million Pesos (₱500,000,000) shall be used for Farm-to-Mill Road (FMR) and bridges construction projects which shall be released directly to the DPWH for the construction or rehabilitation of FMRs and bridges in key sugarcane producing provinces in accordance with the approved FMR Master Plan. For this purpose, the SRA shall ensure that: (i) the Master Plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMRs and bridges, as well as the list of priority FMR projects and bridges, which, for FMRs, must be connected to the national highways or arterial roads leading to sugarcane plantations, farms, and areas of influence; and (ii) the FMR and bridges implemented are properly geo-tagged.

The approved Master Plan shall be regularly updated to prioritize: (a) sugarcane plantations of at least one hundred (100) hectares which lead to block farms, small farms, and expansion areas; (b) sugarcane farms and expansion areas of at least one hundred (100) hectares regardless of farm sizes and ownership; and (c) sugarcane area of influence of at least ten (10) hectares.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations, including submission of a MOA between SRA and DPWH which shall contain the project description coverage, outline of milestones, measures of success, bill of materials and its corresponding costs.

Upon completion of the construction or rehabilitation of the FMRs and bridges, the DPWH shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the operations, repair, and maintenance costs thereof.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SRA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROJECT(S)
Locally-Funded Project(s)
Construction of Farm-to-Mill Roads		₱	490,000,000		₱	490,000,000
Bridge Construction			10,000,000			10,000,000
Socialized Credit			150,000,000			150,000,000
Block Farm Program			150,000,000			150,000,000
Scholarship			50,000,000			50,000,000
Conduct of Research, Development and Extension Services			150,000,000			150,000,000

Sub-total, Locally-Funded Project(s)			1,000,000,000			1,000,000,000

Total, Project(s)			1,000,000,000			1,000,000,000

TOTAL NEW APPROPRIATIONS		₱	1,000,000,000		₱	1,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses

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GENERAL APPROPRIATIONS ACT, FY 2025

Financial Assistance/Subsidy	1,000,000

Total Maintenance and Other Operating Expenses	1,000,000

Total Current Operating Expenditures	1,000,000

TOTAL NEW APPROPRIATIONS	1,000,000

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

For subsidy and equity requirements in accordance with the program and project(s), as indicated hereunder	₱	5,842,337,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations
NATIONAL RURAL ELECTRIFICATION PROGRAM		₱	1,627,500,000	₱	795,000,000	₱	2,422,500,000

Total, Regular Programs			1,627,500,000		795,000,000		2,422,500,000

B. PROJECT(S)
Locally-Funded Project(s)			3,419,837,000				3,419,837,000

Total, Project(s)			3,419,837,000				3,419,837,000

TOTAL NEW APPROPRIATIONS		₱	5,047,337,000	₱	795,000,000	₱	5,842,337,000

Special Provision(s)

1. Subsidy to the National Electrification Administration. The amount of Five Billion Forty Seven Million Three Hundred Thirty Seven Thousand Pesos (₱5,047,337,000) appropriated herein under the subsidy to NEA shall be used for the implementation of the National Rural Electrification Program.

The NEA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding three percent (3%) of the project cost. The authorized EAO expenses shall be limited to: (i) pre-construction activities after detailed engineering; (ii) construction project management; (iii) testing and quality control; (iv) acquisition, rehabilitation and repair of related equipment and parts; and (v) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

In the implementation of the Strategized Rural Electrification and Operational Reliability for Electric Cooperatives Projects, the NEA shall observe the following:

(a)

Prioritize sitios where the absolute number of indigents and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA as well as those with the high probability of being energized;

(b)

Loans outlay to electric cooperatives shall be recorded as equity contribution of the National Government to NEA when its authorized capitalization is increased by law, while grants thereto remain to be treated as subsidy;

DECEMBER 30, 2024	OFFICIAL GAZETTE	641
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

(c)

Release funds only to electric cooperatives which have fully liquidated funds from previous years’ electrification projects: Provided , That non-delinquent electric cooperatives with ongoing projects that are not yet due for liquidation are entitled to a release of subsidy upon a new memorandum of agreement with NEA subject to COA Circular No. 2012-001: Provided, further , That electric cooperatives must completely liquidate the subsidy within three (3) months from project completion: Provided , finally , That in cases where the electric cooperatives are not qualified to implement projects for barangay and sitio electrification, the NEA is authorized to download the subsidy to qualified electric cooperatives in strategically located neighboring areas consistent with the National Rural Electrification Program. The electric cooperative that implements the program shall liquidate the subsidy within three (3) months from project completion; and

(d)	Prohibition on the use of subsidy for the payment of salaries, allowances, incentives, separation or retirement benefits.

Release of funds for Strategized Rural Electrification and Operational Reliability for Electric Cooperatives Projects shall be subject to the following: (i) submission of National Total Electrification Roadmap as certified by the DOE; (ii) submission of parameters for the selection of beneficiary sitios as certified by the DOE; and (iii) submission of a certification from the Barangay Chairperson on the population and number of houses per sitio, map of the municipality or city indicating the sitios and barangays to be energized, and cost of energizing a sitio.

2. Electric Cooperatives Emergency and Resiliency Fund. The amount of Two Hundred Million Pesos (₱200,000,000) appropriated herein shall be used exclusively for the Electric Cooperatives Emergency and Resiliency Fund pursuant to R.A. No. 11039.

3. Equity from National Government. The amount of Seven Hundred Ninety Five Million Pesos (₱795,000,000) shall be used as loans outlay to electric cooperatives and shall be recorded as equity contribution of the National Government to NEA.

4. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NEA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
Operations
NATIONAL RURAL ELECTRIFICATION PROGRAM		₱	1,627,500,000	₱	795,000,000	₱	2,422,500,000

Sub-total, Operations			1,627,500,000		795,000,000		2,422,500,000

Total, Regular Programs			1,627,500,000		795,000,000		2,422,500,000

PROJECT(S)
Locally-Funded Project(s)
Electric Cooperatives Emergency and Resiliency Fund			200,000,000				200,000,000
Additional Fund for Sitio Electrification, Brgy. Line Enhancement Program, PV Mainstreaming Program			2,000,000,000				2,000,000,000
Construction of Sub-Transmission, Substation at Pioduran, Banquerohan, Tiwi, Bagacay, Camalig, Guinobatan & Oas and Substation Upgrading at Tabaco and Malinao and Distribution Line Enhancement/Rehabilitation at Oas, Daraga Pioduran, Camalig, Ligao City and Legazpi City			822,321,000				822,321,000
Construction of Sub-Transmission and Substations at Pilar, Sorsogon			373,516,000				373,516,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Installation of Solar Power System at Isabela City Hall, Isabela City, Basilan		4,000,000				4,000,000
Construction of Distribution Line, Bukidnon Airport, Maraymaray, Don Carlos, Bukidnon		20,000,000				20,000,000

Sub-total, Locally-Funded Project(s)		3,419,837,000				3,419,837,000

Total, Project(s)		3,419,837,000				3,419,837,000

TOTAL NEW APPROPRIATIONS	₱	5,047,337,000	₱	795,000,000	₱	5,842,337,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	5,047,337

Total Maintenance and Other Operating Expenses	5,047,337

Total Current Operating Expenditures	5,047,337

Capital Outlays
Investment Outlay	795,000

Total Capital Outlays	795,000

TOTAL NEW APPROPRIATIONS	5,842,337

B.2. NATIONAL POWER CORPORATION

For subsidy requirements in accordance with the program, as indicated hereunder	₱	870,905,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	870,905,000		₱	870,905,000

MISSIONARY ELECTRIFICATION PROGRAM			870,905,000			870,905,000

TOTAL NEW APPROPRIATIONS		₱	870,905,000		₱	870,905,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	643
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1. Subsidy to the National Power Corporation. The amount of Eight Hundred Seventy Million Nine Hundred Five Thousand Pesos (₱870,905,000) appropriated herein under the subsidy to NPC shall be used for the requirements of the Missionary Electrification Program.

The implementation of this provision shall be subject to the submission of: (i) program of work for each Small Power Utilities Group plant covered indicating the project description and implementation schedule; and (ii) originating letter request from electric cooperatives which shall contain the description of work.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NPC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
MISSIONARY ELECTRIFICATION PROGRAM		₱	870,905,000		₱	870,905,000

Sub-total, Operations			870,905,000			870,905,000

TOTAL NEW APPROPRIATIONS		₱	870,905,000		₱	870,905,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	870,905

Total Maintenance and Other Operating Expenses	870,905

Total Current Operating Expenditures	870,905

TOTAL NEW APPROPRIATIONS	870,905

C. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

C.1. LOCAL WATER UTILITIES ADMINISTRATION

For subsidy requirements in accordance with the programs, and project(s) as indicated hereunder	₱	395,170,000

644	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	29,550,000		₱	29,550,000

WATER SUPPLY AND SANITATION PROGRAM			29,550,000			29,550,000

B. PROJECT(S)
Locally-Funded Project(s)			365,620,000			365,620,000

Total, Project(s)			365,620,000			365,620,000

TOTAL NEW APPROPRIATIONS		₱	395,170,000		₱	395,170,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Local Water Utilities Administration.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
WATER SUPPLY AND SANITATION PROGRAM		₱	29,550,000		₱	29,550,000

Sub-total, Operations			29,550,000			29,550,000

PROJECT(S)
Locally-Funded Project(s)
Expansion of Service Area Coverage and Operationalization of Non-Operational Water Districts			365,620,000			365,620,000

Sub-total, Locally-Funded Project(s)			365,620,000			365,620,000

Total, Projects			365,620,000			365,620,000

TOTAL NEW APPROPRIATIONS		₱	395,170,000		₱	395,170,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	395,170

Total Maintenance and Other Operating Expenses	395,170

Total Current Operating Expenditures	395,170

TOTAL NEW APPROPRIATIONS	395,170

DECEMBER 30, 2024	OFFICIAL GAZETTE	645
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

C.2. METROPOLITAN WATERWORKS AND SEWERAGE SYSTEM - REGULATORY OFFICE

For subsidy requirements in accordance with the program, as indicated hereunder	₱	169,583,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	169,583,000		₱	169,583,000

CONCESSION MONITORING PROGRAM			169,583,000			169,583,000

TOTAL NEW APPROPRIATIONS		₱	169,583,000		₱	169,583,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Metropolitan Waterworks and Sewerage System-Regulatory Office.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
CONCESSION MONITORING PROGRAM		₱	169,583,000		₱	169,583,000

Sub-total, Operations			169,583,000			169,583,000

TOTAL NEW APPROPRIATIONS		₱	169,583,000		₱	169,583,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	169,583

Total Maintenance and Other Operating Expenses	169,583

Total Current Operating Expenditures	169,583

TOTAL NEW APPROPRIATIONS	169,583

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GENERAL APPROPRIATIONS ACT, FY 2025

D. DEPARTMENT OF FINANCE

D.1. PHILIPPINE TAX ACADEMY

For subsidy requirements in accordance with the program, as indicated hereunder	₱	58,227,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	58,227,000		₱	58,227,000

SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM			58,227,000			58,227,000

TOTAL NEW APPROPRIATIONS		₱	58,227,000		₱	58,227,000

Special Provision(s)

1. Subsidy to the Philippine Tax Academy. The amount of Fifty Eight Million Two Hundred Twenty Seven Thousand Pesos (₱58,227,000) appropriated herein under the subsidy to the Philippine Tax Academy (PTA) shall be used for the implementation of the Specialized Tax Training and Education Management Program.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PTA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM		₱	58,227,000		₱	58,227,000

Sub-total, Operations			58,227,000			58,227,000

TOTAL NEW APPROPRIATIONS		₱	58,227,000		₱	58,227,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	58,227

DECEMBER 30, 2024	OFFICIAL GAZETTE	647
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Maintenance and Other Operating Expenses	58,227

Total Current Operating Expenditures	58,227

TOTAL NEW APPROPRIATIONS	58,227

E. DEPARTMENT OF HEALTH

E.1. LUNG CENTER OF THE PHILIPPINES

For subsidy requirements in accordance with the program, as indicated hereunder	₱	713,585,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	713,585,000		₱	713,585,000

HOSPITAL SERVICES PROGRAM			713,585,000			713,585,000

TOTAL NEW APPROPRIATIONS		₱	713,585,000		₱	713,585,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Lung Center of the Philippines.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
HOSPITAL SERVICES PROGRAM		₱	713,585,000		₱	713,585,000

Sub-total, Operations			713,585,000			713,585,000

TOTAL NEW APPROPRIATIONS		₱	713,585,000		₱	713,585,000

648	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	713,585

Total Maintenance and Other Operating Expenses	713,585

Total Current Operating Expenditures	713,585

TOTAL NEW APPROPRIATIONS	713,585

E.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

For subsidy requirements in accordance with the program, as indicated hereunder	₱	1,491,386,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	1,491,386,000		₱	1,491,386,000

HOSPITAL SERVICES PROGRAM			1,491,386,000			1,491,386,000

TOTAL NEW APPROPRIATIONS		₱	1,491,386,000		₱	1,491,386,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the National Kidney and Transplant Institute.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
HOSPITAL SERVICES PROGRAM		₱	1,491,386,000		₱	1,491,386,000

Sub-total, Operations			1,491,386,000			1,491,386,000

TOTAL NEW APPROPRIATIONS		₱	1,491,386,000		₱	1,491,386,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	649
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,491,386

Total Maintenance and Other Operating Expenses	1,491,386

Total Current Operating Expenditures	1,491,386

TOTAL NEW APPROPRIATIONS	1,491,386

E.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

For subsidy requirements in accordance with the programs and project(s), as indicated hereunder	₱	1,399,466,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	1,242,496,000		₱	1,242,496,000

HOSPITAL SERVICES PROGRAM			1,071,272,000			1,071,272,000

TRAINING AND RESEARCH DEVELOPMENT PROGRAM			171,224,000			171,224,000

Total, Regular Programs			1,242,496,000			1,242,496,000

B. PROJECT(S)
Locally-Funded Project(s)			156,970,000			156,970,000

Total, Project(s)			156,970,000			156,970,000

TOTAL NEW APPROPRIATIONS		₱	1,399,466,000		₱	1,399,466,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Children’s Medical Center.

650	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
HOSPITAL SERVICES PROGRAM		₱	1,071,272,000		₱	1,071,272,000
TRAINING AND RESEARCH DEVELOPMENT PROGRAM			171,224,000			171,224,000

Sub-total, Operations			1,242,496,000			1,242,496,000

Total, Regular Programs			1,242,496,000			1,242,496,000

PROJECT(S)
Locally-Funded Project(s)
Subsidy for Medium-Term Information and Communications Technology Harmonization Initiative (MITHI)			156,970,000			156,970,000

Sub-total, Locally-Funded Project(s)			156,970,000			156,970,000

Total, Project(s)			156,970,000			156,970,000

TOTAL NEW APPROPRIATIONS		₱	1,399,466,000		₱	1,399,466,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,399,466

Total Maintenance and Other Operating Expenses	1,399,466

Total Current Operating Expenditures	1,399,466

TOTAL NEW APPROPRIATIONS	1,399,466

E.4. PHILIPPINE HEART CENTER

For subsidy requirements in accordance with the program, as indicated hereunder	₱	2,317,420,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	651
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	2,317,420,000		₱	2,317,420,000

HOSPITAL SERVICES PROGRAM			2,317,420,000			2,317,420,000

TOTAL NEW APPROPRIATIONS		₱	2,317,420,000		₱	2,317,420,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Heart Center.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
HOSPITAL SERVICES PROGRAM		₱	2,317,420,000		₱	2,317,420,000

Sub-total, Operations			2,317,420,000			2,317,420,000

TOTAL NEW APPROPRIATIONS		₱	2,317,420,000		₱	2,317,420,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	2,317,420

Total Maintenance and Other Operating Expenses	2,317,420

Total Current Operating Expenditures	2,317,420

TOTAL NEW APPROPRIATIONS	2,317,420

E.5. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

For subsidy requirements in accordance with the program, as indicated hereunder	₱	154,726,000

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GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	116,669,000		₱	116,669,000
Operations			38,057,000			38,057,000

TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM			38,057,000			38,057,000

TOTAL NEW APPROPRIATIONS		₱	154,726,000		₱	154,726,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Institute of Traditional and Alternative Health Care.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	116,669,000		₱	116,669,000

Sub-total, General Administration and Support			116,669,000			116,669,000

Operations
TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM			38,057,000			38,057,000

Sub-total, Operations			38,057,000			38,057,000

TOTAL NEW APPROPRIATIONS		₱	154,726,000		₱	154,726,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	154,726

DECEMBER 30, 2024	OFFICIAL GAZETTE	653
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Maintenance and Other Operating Expenses	154,726

Total Current Operating Expenditures	154,726

TOTAL NEW APPROPRIATIONS	154,726

F. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

F.1. NATIONAL HOME MORTGAGE FINANCE CORPORATION

For subsidy requirements in accordance with the program, as indicated hereunder	₱	450,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	450,000		₱	450,000

SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM			450,000			450,000

TOTAL NEW APPROPRIATIONS		₱	450,000		₱	450,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the National Home Mortgage Finance Corporation.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM		₱	450,000		₱	450,000

Sub-total, Operations			450,000			450,000

TOTAL NEW APPROPRIATIONS		₱	450,000		₱	450,000

654	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	450

Total Maintenance and Other Operating Expenses	450

Total Current Operating Expenditures	450

TOTAL NEW APPROPRIATIONS	450

F.2. NATIONAL HOUSING AUTHORITY

For subsidy requirements in accordance with the program and project(s), as indicated hereunder	₱	2,450,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	1,000,000,000		₱	1,000,000,000

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM			1,000,000,000			1,000,000,000

Total, Regular Programs			1,000,000,000			1,000,000,000

B. PROJECT(S)
Locally-Funded Project(s)			1,450,000,000			1,450,000,000

Total, Project(s)			1,450,000,000			1,450,000,000

TOTAL NEW APPROPRIATIONS		₱	2,450,000,000		₱	2,450,000,000

Special Provision(s)

1. Subsidy to the National Housing Authority. The amount of Two Billion Four Hundred Fifty Million Pesos (₱2,450,000,000) appropriated herein under the subsidy to the NHA shall be used in support of the implementation of priority programs and projects under the Lot Development and Provision of Housing and Community Facilities Sub-program in accordance with R.A. Nos. 7279 and 7835.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NHA.

DECEMBER 30, 2024	OFFICIAL GAZETTE	655
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM		₱	1,000,000,000		₱	1,000,000,000

Lot Development and Provision of Housing and Community Facilities Sub-program			1,000,000,000			1,000,000,000

Sub-total, Operations			1,000,000,000			1,000,000,000

Total, Regular Programs			1,000,000,000			1,000,000,000

PROJECT(S)
Locally-Funded Project(s)
Resettlement Program for ISFs Affected by the Supreme Court’s Mandamus to Clean-Up the Manila Bay Area			1,000,000,000			1,000,000,000
Emergency Housing Assistance Program			200,000,000			200,000,000
Resettlement Project - Maanyag Maramag Pabahay in Brgy. Anahawon, Maramag, Bukidnon			125,000,000			125,000,000
Resettlement Project - Quezon Residences Phase 1 in Brgy. Poblacion, Quezon, Bukidnon			125,000,000			125,000,000

Sub-total, Locally-Funded Project(s)			1,450,000,000			1,450,000,000

Total, Project(s)			1,450,000,000			1,450,000,000

TOTAL NEW APPROPRIATIONS		₱	2,450,000,000		₱	2,450,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	2,450,000

Total Maintenance and Other Operating Expenses	2,450,000

Total Current Operating Expenditures	2,450,000

TOTAL NEW APPROPRIATIONS	2,450,000

F.3. SOCIAL HOUSING FINANCE CORPORATION

For subsidy requirements in accordance with the programs and project(s), as indicated hereunder	₱	121,036,000

656	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	45,044,000		₱	45,044,000

COMMUNITY MORTGAGE PROGRAM			45,044,000			45,044,000

Total, Regular Programs			45,044,000			45,044,000

B. PROJECT(S)
Locally-Funded Project(s)			75,992,000			75,992,000

Total, Project(s)			75,992,000			75,992,000

TOTAL NEW APPROPRIATIONS		₱	121,036,000		₱	121,036,000

Special Provision(s)

1. Subsidy to the Social Housing Finance Corporation. The amount of Seventy Five Million Nine Hundred Ninety Two Thousand Pesos (₱75,992,000) appropriated herein under the subsidy for the Social Housing Finance Corporation (SHFC) shall be used for the High Density Housing Program-the Housing Program for Informal Settler Families Residing in Danger Areas in Metro Manila.

Release of funds shall be subject to the submission of the SHFC Board-approved People’s Plan, list of community associations, number of targeted beneficiaries, and the total amount of estimated housing loan to be availed of. For this purpose, the People’s Plan shall be prepared in coordination with the Presidential Commission for the Urban Poor, the NAPC and their partner civil society organizations.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SHFC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
COMMUNITY MORTGAGE PROGRAM		₱	45,044,000		₱	45,044,000

Sub-total, Operations			45,044,000			45,044,000

Total, Regular Programs			45,044,000			45,044,000

PROJECT(S)
Locally-Funded Project(s)
Housing Program for Informal Settler Families
Residing in Danger Areas in Metro Manila			75,992,000			75,992,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	657
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Sub-total, Locally-Funded Project(s)		75,992,000		75,992,000

Total, Project(s)		75,992,000		75,992,000

TOTAL NEW APPROPRIATIONS	₱	121,036,000	₱	121,036,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	121,036

Total Maintenance and Other Operating Expenses	121,036

Total Current Operating Expenditures	121,036

TOTAL NEW APPROPRIATIONS	121,036

G. DEPARTMENT OF TOURISM

G.1. TOURISM INFRASTRUCTURE AND ENTERPRISE ZONE AUTHORITY

For subsidy requirements in accordance with the project(s) as indicated hereunder	₱	1,545,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PROJECT(S)
Locally-Funded Project(s)			1,545,000,000			1,545,000,000

Total, Project(s)			1,545,000,000			1,545,000,000

TOTAL NEW APPROPRIATIONS		₱	1,545,000,000		₱	1,545,000,000

Special Provision(s)

1 . Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations, enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Tourism Infrastructure and Enterprise Zone Authority (TIEZA).

658	OFFICIAL GAZETTE	VOL. 120, NO. 53
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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROJECT(S)
Locally-Funded Project(s)
Construction of Baywalk in the Cruise Port located in Brgy. Poblacion, Puerto Galera, Oriental Mindoro			10,000,000			10,000,000
Mayon Volcano Heritage Aesthetic Lighting - Phase 2			750,000,000			750,000,000
Construction of Bicol International Sports Stadium - Phase 1			390,000,000			390,000,000
Construction of Tacloban International Sports Stadium - Phase 1			395,000,000			395,000,000

Sub-total, Locally-Funded Project(s)			1,545,000,000			1,545,000,000

Total, Project(s)			1,545,000,000			1,545,000,000

TOTAL NEW APPROPRIATIONS		₱	1,545,000,000		₱	1,545,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,545,000

Total Maintenance and Other Operating Expenses	1,545,000

Total Current Operating Expenditures	1,545,000

TOTAL NEW APPROPRIATIONS	1,545,000

G.2. TOURISM PROMOTIONS BOARD

For subsidy requirements in accordance with the program(s) as indicated hereunder	₱	40,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	40,000,000		₱	40,000,000

MARKETING AND PROMOTIONS PROGRAM			40,000,000			40,000,000

TOTAL NEW APPROPRIATIONS		₱	40,000,000		₱	40,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	659
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1. Tourism Promotions Fund. In addition to the amounts appropriated herein, the amount of One Billion Three Hundred Eighteen Million Six Hundred Sixteen Thousand Pesos (₱1,318,616,000) shall be used for tourism promotions and marketing activities of the Tourism Promotions Board (TPB) sourced from the following and constituted into the Tourism Promotions Fund in accordance with Section 55 of R.A. No. 9593:

(a)	At least twenty five percent (25%) of the National Government share from PAGCOR; and

(b)	At least twenty five percent (25%) of the National Government share from international airports and seaports.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the TPB.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
MARKETING AND PROMOTIONS PROGRAM		₱	40,000,000		₱	40,000,000

Sub-total, Operations			40,000,000			40,000,000

TOTAL NEW APPROPRIATIONS		₱	40,000,000		₱	40,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	40,000

Total Maintenance and Other Operating Expenses	40,000

Total Current Operating Expenditures	40,000

TOTAL NEW APPROPRIATIONS	40,000

H. DEPARTMENT OF TRADE AND INDUSTRY

H.1. AURORA PACIFIC ECONOMIC ZONE AND FREEPORT AUTHORITY

For subsidy and equity requirements as indicated hereunder	₱	256,018,000

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New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support		₱	125,858,000	₱		₱	125,858,000
Operations					130,160,000		130,160,000

ECOZONE DEVELOPMENT PROGRAM					130,160,000		130,160,000

TOTAL NEW APPROPRIATIONS		₱	125,858,000	₱	130,160,000	₱	256,018,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Aurora Pacific Economic Zone and Freeport Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	125,858,000	₱	₱	125,858,000

Sub-total, General Administration and Support			125,858,000			125,858,000

Operations
ECOZONE DEVELOPMENT PROGRAM				130,160,000		130,160,000

Sub-total, Operations				130,160,000		130,160,000

TOTAL NEW APPROPRIATIONS		₱	125,858,000	₱130,160,000	₱	256,018,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	125,858

Total Maintenance and Other Operating Expenses	125,858

Total Current Operating Expenditures	125,858

DECEMBER 30, 2024	OFFICIAL GAZETTE	661
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Capital Outlays
Investment Outlay	130,160

Total Capital Outlays	130,160

TOTAL NEW APPROPRIATIONS	256,018

H.2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

For subsidy requirements in accordance with the program, as indicated hereunder	₱	289,608,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	35,171,000		₱	35,171,000
Support to Operations			53,416,000			53,416,000
Operations			201,021,000			201,021,000

EXPORT/TRADE PROMOTION PROGRAM			201,021,000			201,021,000

TOTAL NEW APPROPRIATIONS		₱	289,608,000		₱	289,608,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Center for International Trade Expositions and Missions.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	35,171,000		₱	35,171,000

Sub-total, General Administration and Support			35,171,000			35,171,000

Support to Operations
Institutional Promotion and Information
Services Management			53,416,000			53,416,000

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Sub-total, Support to Operations		53,416,000		53,416,000

Operations
EXPORT/TRADE PROMOTION PROGRAM		201,021,000		201,021,000

Sub-total, Operations		201,021,000		201,021,000

TOTAL NEW APPROPRIATIONS	₱	289,608,000	₱	289,608,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	289,608

Total Maintenance and Other Operating Expenses	289,608

Total Current Operating Expenditures	289,608

TOTAL NEW APPROPRIATIONS	289,608

H.3. SMALL BUSINESS CORPORATION

For subsidy requirements in accordance with the program, as indicated hereunder	₱	500,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	500,000,000		₱	500,000,000

PONDO SA PAGBABAGO AT PAG-ASENSO PROGRAM			500,000,000			500,000,000

TOTAL NEW APPROPRIATIONS		₱	500,000,000		₱	500,000,000

Special Provision(s)

1. Pondo sa Pagbabago at Pag-Asenso. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein as subsidy to the Small Business Corporation (SBC) shall be used for the implementation of the Pondo sa Pagbabago at Pag-Asenso Program, which is a microfinancing program for Micro, Small, and Medium Scale Enterprises (MSMEs). The amount shall be set-up as a separate fund and the transactions thereon shall be recorded and maintained in a separate book by the SBC.

The Secretary of Trade and Industry shall approve the program mechanics and components including the selection criteria for beneficiaries and such other factors in the implementation of the program, which shall be in accordance with R.A. No. 6977, as amended. The DTI shall prioritize the provinces where the absolute number of indigents and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA, MSMEs of indigenous people, and sustainable rural livelihood.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SBC.

DECEMBER 30, 2024	OFFICIAL GAZETTE	663
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
PONDO SA PAGBABAGO AT PAG-ASENSO PROGRAM		₱	500,000,000		₱	500,000,000

Sub-total, Operations			500,000,000			500,000,000

TOTAL NEW APPROPRIATIONS		₱	500,000,000		₱	500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	500,000

Total Maintenance and Other Operating Expenses	500,000

Total Current Operating Expenditures	500,000

TOTAL NEW APPROPRIATIONS	500,000

I. DEPARTMENT OF TRANSPORTATION

I.1. LIGHT RAIL TRANSIT AUTHORITY

For subsidy requirements in accordance with the program and project(s), as indicated hereunder	₱	890,326,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	172,231,000		₱	172,231,000

Total, Regular Programs			172,231,000			172,231,000

B. PROJECT(S)
Locally-Funded Project(s)			718,095,000			718,095,000

Total, Project(s)			718,095,000			718,095,000

TOTAL NEW APPROPRIATIONS		₱	890,326,000		₱	890,326,000

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Special Provision(s)

1. Subsidy to the Light Rail Transit Authority. The amount of Eight Hundred Ninety Million Three Hundred Twenty Six Thousand Pesos (₱890,326,000) appropriated herein as subsidy to the Light Rail Transit Authority (LRTA) shall be used for its operating requirements and Systems and Facilities Improvement, Rehabilitation and Modernization Program.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the LRTA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	172,231,000		₱	172,231,000

Sub-total, General Administration and Support			172,231,000			172,231,000

Total, Regular Programs			172,231,000			172,231,000

PROJECT(S)
Locally-Funded Project(s)
Systems and Facilities Improvement			718,095,000			718,095,000

Sub-total, Locally-Funded Project(s)			718,095,000			718,095,000

Total, Project(s)			718,095,000			718,095,000

TOTAL NEW APPROPRIATIONS		₱	890,326,000		₱	890,326,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	890,326

Total Maintenance and Other Operating Expenses	890,326

Total Current Operating Expenditures	890,326

TOTAL NEW APPROPRIATIONS	890,326

I.2. PHILIPPINE NATIONAL RAILWAYS

For subsidy requirements in accordance with the program, as indicated hereunder	₱	341,380,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	665
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	300,619,000		₱	300,619,000
Operations			40,761,000			40,761,000

RAILWAY SYSTEM MAINTENANCE PROGRAM			40,761,000			40,761,000

TOTAL NEW APPROPRIATIONS		₱	341,380,000		₱	341,380,000

Special Provision(s)

1. Subsidy to the Philippine National Railways. The amount of Three Hundred Forty One Million Three Hundred Eighty Thousand Pesos (₱341,380,000) appropriated herein under the subsidy for the Philippine National Railways (PNR) shall be used for its operating requirements and railway system maintenance.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PNR.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	300,619,000		₱	300,619,000

Sub-total, General Administration and Support			300,619,000			300,619,000

Operations
RAILWAY SYSTEM MAINTENANCE PROGRAM			40,761,000			40,761,000

Sub-total, Operations			40,761,000			40,761,000

TOTAL NEW APPROPRIATIONS		₱	341,380,000		₱	341,380,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	341,380

Total Maintenance and Other Operating Expenses	341,380

Total Current Operating Expenditures	341,380

TOTAL NEW APPROPRIATIONS	341,380

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I.3. PHILIPPINE PORTS AUTHORITY

For subsidy requirements in accordance with the project(s), as indicated hereunder	₱	1,350,000,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PROJECT(S)
Locally-Funded Project(s)		₱	1,350,000,000		₱	1,350,000,000

Total, Project(s)			1,350,000,000			1,350,000,000

TOTAL NEW APPROPRIATIONS		₱	1,350,000,000		₱	1,350,000,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Ports Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROJECT(S)
Locally-Funded Project(s)
Development of Legazpi City Cruise Terminal with Expansion of Lightcraft Facilities, Package 1		₱	810,000,000		₱	810,000,000
Construction of Breakwater in the Port of Lucena			540,000,000			540,000,000

Sub-total, Locally-Funded Project(s)			1,350,000,000			1,350,000,000

Total Projects			1,350,000,000			1,350,000,000

TOTAL NEW APPROPRIATIONS		₱	1,350,000,000		₱	1,350,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,350,000

Total Maintenance and Other Operating Expenses	1,350,000

Total Current Operating Expenditures	1,350,000

TOTAL NEW APPROPRIATIONS	1,350,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	667
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

J. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

J.1. DEVELOPMENT ACADEMY OF THE PHILIPPINES

For subsidy requirements in accordance with the programs, as indicated hereunder	₱	437,269,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	437,269,000		₱	437,269,000

EDUCATION AND TRAINING PROGRAM			303,117,000			303,117,000
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM			134,152,000			134,152,000

TOTAL NEW APPROPRIATIONS		₱	437,269,000		₱	437,269,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Development Academy of the Philippines.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
EDUCATION AND TRAINING PROGRAM		₱	303,117,000		₱	303,117,000
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM			134,152,000			134,152,000

Sub-total, Operations			437,269,000			437,269,000

TOTAL NEW APPROPRIATIONS		₱	437,269,000		₱	437,269,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	437,269

Total Maintenance and Other Operating Expenses	437,269

Total Current Operating Expenditures	437,269

TOTAL NEW APPROPRIATIONS	437,269

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J.2. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

For subsidy requirements in accordance with the programs, as indicated hereunder	₱	291,537,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	70,882,000		₱	70,882,000
Support to Operations			21,674,000			21,674,000
Operations			198,981,000			198,981,000

SOCIO-ECONOMIC POLICY RESEARCH PROGRAM			198,981,000			198,981,000

TOTAL NEW APPROPRIATIONS		₱	291,537,000		₱	291,537,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Institute for Development Studies.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	70,882,000		₱	70,882,000

Sub-total, General Administration and Support			70,882,000			70,882,000

Support to Operations
Operations of the Philippine APEC Study Center Network (PASCN)			3,022,000			3,022,000
Publication, Seminars, Information and Communications Technology Services, and Research Program Management			18,652,000			18,652,000

Sub-total, Support to Operations			21,674,000			21,674,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	669
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Operations
SOCIO-ECONOMIC POLICY RESEARCH PROGRAM		198,981,000		198,981,000

Sub-total, Operations		198,981,000		198,981,000

TOTAL NEW APPROPRIATIONS	₱	291,537,000	₱	291,537,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	291,537

Total Maintenance and Other Operating Expenses	291,537

Total Current Operating Expenditures	291,537

TOTAL NEW APPROPRIATIONS	291,537

K. PRESIDENTIAL COMMUNICATIONS OFFICE

K.1. INTERCONTINENTAL BROADCASTING CORPORATION

For subsidy requirements as indicated hereunder	₱	1,100,600,000

New Appropriations, by Program/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱1,100,600,000		₱1,100,600,000

TOTAL NEW APPROPRIATIONS		₱1,100,600,000		₱1,100,600,000

Special Provision(s)

1. Subsidy to the Intercontinental Broadcasting Corporation. The amount of One Billion One Hundred Million Six Hundred Thousand Pesos (₱1,100,600,000) appropriated herein under the subsidy for the Intercontinental Broadcasting Corporation (IBC) shall be used for its operating requirements. Of this amount, Two Hundred Seventy Million Pesos (₱270,000,000) shall be used for the reorganization of IBC and Sixty Six Million Five Hundred Thousand Pesos (₱66,500,000) shall be used for the payment of unpaid overtime and medical reimbursements of IBC Personnel from 2009-2024.

Implementation of this provision shall be subject to the submission of necessary requirements by the IBC to the Governance Commission for GOCCs for review and evaluation considering relevant laws, rules, and regulations.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Intercontinental Broadcasting Corporation.

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	1,100,600,000		₱	1,100,600,000

Sub-total, General Administration and Support			1,100,600,000			1,100,600,000

TOTAL NEW APPROPRIATIONS		₱	1,100,600,000		₱	1,100,600,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,100,600

Total Maintenance and Other Operating Expenses	1,100,600

Total Current Operating Expenditures	1,100,600

TOTAL NEW APPROPRIATIONS	1,100,600

K.2. PEOPLE’S TELEVISION NETWORK, INCORPORATED

For subsidy requirements as indicated hereunder	₱	215,257,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	215,257,000		₱	215,257,000

TOTAL NEW APPROPRIATIONS		₱	215,257,000		₱	215,257,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the People’s Television Network, Incorporated.

New Appropriations, by Programs/Activities/Projects

DECEMBER 30, 2024	OFFICIAL GAZETTE	671
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	215,257,000		₱	215,257,000

Sub-total, General Administration and Support			215,257,000			215,257,000

TOTAL NEW APPROPRIATIONS		₱	215,257,000		₱	215,257,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	215,257

Total Maintenance and Other Operating Expenses	215,257

Total Current Operating Expenditures	215,257

TOTAL NEW APPROPRIATIONS	215,257

L. OTHER EXECUTIVE OFFICES

L.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

For equity requirements in accordance with the program, as indicated hereunder	₱	200,000,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. REGULAR PROGRAMS
Operations			₱	200,000,000	₱	200,000,000

ECOZONE DEVELOPMENT PROGRAM				200,000,000		200,000,000

TOTAL NEW APPROPRIATIONS			₱	200,000,000	₱	200,000,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Authority of the Freeport Area of Bataan.

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
REGULAR PROGRAMS
Operations
ECOZONE DEVELOPMENT PROGRAM			₱	200,000,000	₱	200,000,000

Sub-total, Operations				200,000,000		200,000,000

TOTAL NEW APPROPRIATIONS			₱	200,000,000	₱	200,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Capital Outlays
Investment Outlay	200,000

Total Capital Outlays	200,000

TOTAL NEW APPROPRIATIONS	200,000

L.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

For subsidy requirements in accordance with the program and project(s), as indicated hereunder	₱	2,490,215,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	2,101,865,000		₱	2,101,865,000
INFRASTRUCTURE DEVELOPMENT PROGRAM			2,101,865,000			2,101,865,000

Total, Regular Programs			2,101,865,000			2,101,865,000

B. PROJECTS
Locally-Funded Project(s)			388,350,000			388,350,000

Total, Project(s)			388,350,000			388,350,000

TOTAL NEW APPROPRIATIONS		₱	2,490,215,000		₱	2,490,215,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	673
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1. Subsidy to the Bases Conversion and Development Authority. The amount of Two Billion Four Hundred Ninety Million Two Hundred Fifteen Thousand Pesos (₱2,490,215,000) appropriated herein under the subsidy to the Bases Conversion and Development Authority (BCDA) shall be used for the implementation of the Infrastructure Development Program of the BCDA.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the BCDA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
INFRASTRUCTURE DEVELOPMENT PROGRAM		₱	2,101,865,000		₱	2,101,865,000

Sub-total, Operations			2,101,865,000			2,101,865,000

Total, Regular Programs			2,101,865,000			2,101,865,000

PROJECT(S)
Locally-Funded Project(s)
New Clark City Integrated Development Phase 1, Capas, Tarlac			388,350,000			388,350,000

Sub-total, Locally-Funded Project(s)			388,350,000			388,350,000

Total, Project(s)			388,350,000			388,350,000

TOTAL NEW APPROPRIATIONS		₱	2,490,215,000		₱	2,490,215,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	2,490,215

Total Maintenance and Other Operating Expenses	2,490,215

Total Current Operating Expenditures	2,490,215

TOTAL NEW APPROPRIATIONS	2,490,215

L.3. CAGAYAN ECONOMIC ZONE AUTHORITY

For equity requirements in accordance with the program, as indicated hereunder	₱	324,427,000

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New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. REGULAR PROGRAMS
Operations			₱	324,427,000	₱	324,427,000

ECOZONE DEVELOPMENT PROGRAM				324,427,000		324,427,000

TOTAL NEW APPROPRIATIONS			₱	324,427,000	₱	324,427,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Cagayan Economic Zone Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
REGULAR PROGRAMS
Operations
ECOZONE DEVELOPMENT PROGRAM			₱	324,427,000	₱	324,427,000

Sub-total, Operations				324,427,000		324,427,000

TOTAL NEW APPROPRIATIONS			₱	324,427,000	₱	324,427,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Capital Outlays
Investment Outlay	324,427

Total Capital Outlays	324,427

TOTAL NEW APPROPRIATIONS	324,427

L.4. CULTURAL CENTER OF THE PHILIPPINES

For subsidy requirements in accordance with the program and project(s), as indicated hereunder	₱	1,558,339,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	675
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support			₱	314,359,000	₱	314,359,000
Operations				214,871,000		214,871,000

PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM				214,871,000		214,871,000

Total, Regular Programs				529,230,000		529,230,000

B. PROJECT(S)
Locally-Funded Project(s)				1,029,109,000		1,029,109,000

Total, Project(s)				1,029,109,000		1,029,109,000

TOTAL NEW APPROPRIATIONS			₱	1,558,339,000	₱	1,558,339,000

Special Provision(s)

1. Tobacco Inspection Fees. In addition to the amounts appropriated herein, Four Million Seven Hundred Forty Eight Thousand Pesos (₱4,748,000) shall be used by the Cultural Center of the Philippines (CCP) to augment its MOOE sourced from fifty percent (50%) of the tobacco inspection fees collected in accordance with Section 143 of P.D. No. 1158, as amended.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the CCP.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	314,359,000		₱	314,359,000

Sub-total, General Administration and Support			314,359,000			314,359,000

Operations
PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM			214,871,000			214,871,000

Sub-total, Operations			214,871,000			214,871,000

Total, Regular Programs			529,230,000			529,230,000

PROJECT(S)
Locally-Funded Project(s)
Restoration/Rehabilitation of CCP Building			1,029,109,000			1,029,109,000

Sub-total, Locally-Funded Project(s)			1,029,109,000			1,029,109,000

Total, Project(s)			1,029,109,000			1,029,109,000

TOTAL NEW APPROPRIATIONS		₱	1,558,339,000		₱	1,558,339,000

676	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,558,339

Total Maintenance and Other Operating Expenses	1,558,339

Total Current Operating Expenditures	1,558,339

TOTAL NEW APPROPRIATIONS	1,558,339

L.5. NATIONAL IRRIGATION ADMINISTRATION

For subsidy requirements in accordance with the programs and project(s), as indicated hereunder	₱	69,368,217,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	10,614,812,000		₱	10,614,812,000
Support to Operations			2,333,600,000			2,333,600,000
Operations			39,084,143,000			39,084,143,000

IRRIGATION SYSTEMS RESTORATION PROGRAM			12,618,707,000			12,618,707,000
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM			26,465,436,000			26,465,436,000

Total, Regular Programs			52,032,555,000			52,032,555,000

B. PROJECT(S)
Locally-Funded Project(s)			17,335,662,000			17,335,662,000

Total, Project(s)			17,335,662,000			17,335,662,000

TOTAL NEW APPROPRIATIONS		₱	69,368,217,000		₱	69,368,217,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	677
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1. Subsidy for Operating Requirements. The amount of Nine Billion Six Hundred Three Million Three Hundred Sixty Four Thousand Pesos (₱9,603,364,000) appropriated herein shall be used to cover the operating requirements of National Irrigation Administration (NIA) and the cost for the operations and maintenance of existing irrigation facilities.

In no case shall NIA collect irrigation service fees from farmers with landholdings of eight (8) hectares and below in accordance with Section 3 of R.A. No. 10969.

2. Right-of-Way and Feasibility Studies. The amounts of Two Hundred Million Pesos (₱200,000,000) and Two Hundred Twenty Seven Million One Hundred Fifty Eight Thousand Pesos (₱227,158,000) appropriated herein shall be used for: (i) right-of-way expenses authorized under R.A. No. 10752; and (ii) feasibility study and detailed engineering design, respectively, relative to the implementation of projects of NIA.

The implementation of this provision shall be subject to the guidelines issued by NIA for the purpose.

3. Comprehensive Agrarian Reform Program. The amount of Eight Hundred Eighty Two Million One Hundred Eighty Eight Thousand Pesos (₱882,188,000) appropriated herein under the subsidy for NIA shall be used for Other Irrigation Sub-Program in support of the Program Beneficiaries Development component of the Comprehensive Agrarian Reform Program.

4. Subsidy for National Irrigation Systems and Communal Irrigation Systems. The amount of Twenty Six Billion Nine Hundred Seventy Six Million Nine Hundred Seven Thousand Pesos (₱26,976,907,000) appropriated herein shall be used for expenses directly related to the implementation of National Irrigation Systems and Communal Irrigation Systems. The NIA shall ensure that the master plan for irrigation projects gives priority to key production areas in major rice producing provinces and irrigation projects are undertaken by qualified irrigators associations consistent with the standard specifications set by DPWH, taking into account climate risk information, and using coconut bio-engineering solutions and high-density polyethylene pipes.

In no case shall said amount be used for administrative expenses or for the payment of Personnel Services or MOOE requirements.

5. Subsidy for Small Irrigation Projects. The amount of Two Billion Ninety Nine Million Five Hundred Thousand Pesos (₱2,099,500,000) appropriated herein under the Special Irrigation Sub-Program for Small Irrigation Projects (SIPs) shall be used for the implementation of irrigation projects that will generate new service areas within a year and the construction of dams or intake structures and canals, and drainage structures and facilities.

Upon completion of the construction of the SIPs, NIA may turn over its operation and maintenance to capable Irrigators Association concerned, which shall commit to shoulder the costs thereof. Implementation of this provision shall be subject to the guidelines issued by NIA.

6. Subsidy for Quick Response Fund. The amount of Three Hundred Million Pesos (₱300,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for reconstruction and rehabilitation programs, activities or projects in order that the situation and living conditions of people in communities or areas stricken by calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Implementation of this provision shall be subject to the guidelines to be issued by the OCD and DBM.

7. Reportorial Requirement. The NIA shall submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, including the master plan of irrigation projects and inventory of all existing and ongoing irrigation projects. The Administrator of NIA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the NIA website.

8. Special Provisions Applicable to All Government Corporations. In addition to the foregoing provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NIA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
Operating Subsidy		₱	9,603,364,000		₱	9,603,364,000
Operation and Maintenance of NIS Pump Irrigation Systems			911,448,000			911,448,000
Operation and Maintenance of CIS Pump Irrigation Systems			100,000,000			100,000,000

Sub-total, General Administration and Support			10,614,812,000			10,614,812,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Support to Operations
Payment for Right-of-Way (ROW), Completion Works and Unpaid Claims and Damages of Completed Projects	200,000,000	200,000,000
Heavy Equipment Procurement for Irrigation System	800,000,000	800,000,000
Feasibility Study and Detailed Engineering (FSDE) and Pre-Engineering Activities of Various Projects - Proper	227,158,000	227,158,000
Irrigation Management Transfer Support Services-Proper	396,442,000	396,442,000
Quick Response Fund	300,000,000	300,000,000
Farming Services Support Program	100,000,000	100,000,000
Pre-construction Activities for Irrigation Projects	310,000,000	310,000,000

Sub-total, Support to Operations	2,333,600,000	2,333,600,000

Operations
IRRIGATION SYSTEMS RESTORATION PROGRAM	12,618,707,000	12,618,707,000

National Irrigation System Sub-program	8,231,425,000	8,231,425,000
Communal Irrigation System Sub-program	3,756,677,000	3,756,677,000
Other Irrigation Systems Sub-program	630,605,000	630,605,000
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM	26,465,436,000	26,465,436,000

Extension/Expansion of Existing Irrigation System Sub-program	601,248,000	601,248,000
Establishment of Pump Irrigation Sub-Program	22,882,500,000	22,882,500,000

Establishment of Pump Irrigation Project (EPIP)	22,882,500,000	22,882,500,000
Special Irrigation Sub-program	2,099,500,000	2,099,500,000

Small Irrigation Project (SIP), Nationwide	2,099,500,000	2,099,500,000
Other Irrigation Systems Sub-program	882,188,000	882,188,000

Sub-total, Operations	39,084,143,000	39,084,143,000

Total, Regular Programs	52,032,555,000	52,032,555,000

PROJECT(S)
Locally-Funded Project(s)
New National Irrigation Sub-Program	14,387,557,000	14,387,557,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	679
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Balog - Balog Multipurpose Project Phase II, Tarlac	2,750,000,000	2,750,000,000
Lebak Integrated River Irrigation Project, Sultan Kudarat	150,000,000	150,000,000
Tanjay - Bais River Irrigation Project, Negros Oriental	236,958,000	236,958,000
Manat Irrigation Project, Davao de Oro	100,599,000	100,599,000
Libang River Irrigation Project, Agusan del Sur	165,000,000	165,000,000
Bayabas Irrigation Project, Bulacan	300,000,000	300,000,000
Ilocos Norte - Ilocos Sur - Abra Irrigation Project, Stage 2	7,985,000,000	7,985,000,000
Upi Integrated River Irrigation Project, Maguindanao	200,000,000	200,000,000
Lower Apayao River Irrigation Project, Apayao	100,000,000	100,000,000
Imelda Irrigation Project (formerly Lower Sibuguey II
RIS Extension Project), Zamboanga Sibugay	100,000,000	100,000,000
Lusod Integrated National Irrigation Project, Quirino	200,000,000	200,000,000
Tumauini River Multipurpose Project, Isabela	2,100,000,000	2,100,000,000
Small Reservoir Irrigation Sub-Program	2,948,105,000	2,948,105,000

Bagtingon Small Reservoir Irrigation Project (SRIP), Marinduque	100,000,000	100,000,000
Santa Rita Small Reservoir Irrigation Project (SRIP), Western Samar	132,000,000	132,000,000
Bayuyan Small Reservoir Irrigation Project (SRIP), Capiz	69,750,000	69,750,000
Cabano Small Reservoir Irrigation Project (SRIP), Guimaras	100,000,000	100,000,000
Calunasan Small Reservoir Irrigation Project (SRIP), Bohol	16,355,000	16,355,000
Hibale Small Reservoir Irrigation Project (SRIP), Bohol	100,000,000	100,000,000
Tulunan Small Reservoir Irrigation Project (SRIP), North Cotabato	300,000,000	300,000,000
Dumuloc Small Reservoir Irrigation Project (SRIP), Pangasinan	50,000,000	50,000,000
Calapangan Small Reservoir Irrigation Project (SRIP), Cagayan	400,000,000	400,000,000
Cabacanan Small Reservoir Irrigation Project (SRIP), Ilocos Norte	100,000,000	100,000,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Lopez Small Reservoir Irrigation Project (SRIP), Quezon		400,000,000		400,000,000
San Felipe Small Reservoir Irrigation Project (SRIP), La Union		50,000,000		50,000,000
Waras Small Reservoir Irrigation Project, (SRIP) boundary between Baao and Iriga City, Camarines Sur		630,000,000		630,000,000
Cabangan Small Reservoir Irrigation Project (SRIP), Zambales		500,000,000		500,000,000

Sub-total, Locally-Funded Project(s)		17,335,662,000		17,335,662,000

Total, Project(s)		17,335,662,000		17,335,662,000

TOTAL NEW APPROPRIATIONS	₱	69,368,217,000	₱	69,368,217,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	69,368,217

Total Maintenance and Other Operating Expenses	69,368,217

Total Current Operating Expenditures	69,368,217

TOTAL NEW APPROPRIATIONS	69,368,217

L.6. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

For subsidy requirements in accordance with the program, as indicated hereunder	₱	56,828,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	56,828,000		₱	56,828,000

TEACHING AND RESEARCH PROGRAM			56,828,000			56,828,000

TOTAL NEW APPROPRIATIONS		₱	56,828,000		₱	56,828,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	681
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1. Subsidy to the Philippine Center for Economic Development. The amount of Fifty Six Million Eight Hundred Twenty Eight Thousand Pesos (₱56,828,000) appropriated herein under the subsidy to the Philippine Center for Economic Development (PCED) shall be used for the implementation of the Teaching and Research Program of the PCED.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCED.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
TEACHING AND RESEARCH PROGRAM		₱	56,828,000		₱	56,828,000

Sub-total, Operations			56,828,000			56,828,000

TOTAL NEW APPROPRIATIONS		₱	56,828,000		₱	56,828,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	56,828

Total Maintenance and Other Operating Expenses	56,828

Total Current Operating Expenditures	56,828

TOTAL NEW APPROPRIATIONS	56,828

L.7. SOUTHERN PHILIPPINES DEVELOPMENT AUTHORITY

For subsidy requirements as indicated hereunder	₱	83,029,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support		₱	83,029,000		₱	83,029,000

TOTAL NEW APPROPRIATIONS		₱	83,029,000		₱	83,029,000

682	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Southern Philippines Development Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	83,029,000		₱	83,029,000

Sub-total, General Administration and Support			83,029,000			83,029,000

TOTAL NEW APPROPRIATIONS		₱	83,029,000		₱	83,029,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	83,029

Total Maintenance and Other Operating Expenses	83,029

Total Current Operating Expenditures	83,029

TOTAL NEW APPROPRIATIONS	83,029

L.8. SUBIC BAY METROPOLITAN AUTHORITY

For subsidy requirements in accordance with the program and project(s), as indicated hereunder	₱	1,587,464,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations		₱	587,464,000		₱	587,464,000

ECOZONE DEVELOPMENT PROGRAM			587,464,000			587,464,000

Total, Regular Programs			587,464,000			587,464,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	683
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

B. PROJECTS
Locally-Funded Project(s)		1,000,000,000		1,000,000,000

Total, Project(s)		1,000,000,000		1,000,000,000

TOTAL NEW APPROPRIATIONS	₱	1,587,464,000	₱	1,587,464,000

Special Provision(s)

1. Subsidy to the Subic Bay Metropolitan Authority. The amount of One Billion Five Hundred Eighty Seven Million Four Hundred Sixty Four Thousand Pesos (₱1,587,464,000) appropriated herein as subsidy to the Subic Bay Metropolitan Authority (SBMA) shall be used for its ecozone infrastructure development.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SBMA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
ECOZONE DEVELOPMENT PROGRAM		₱	587,464,000		₱	587,464,000

Sub-total, Operations			587,464,000			587,464,000

Total, Regular Programs			587,464,000			587,464,000

PROJECT(S)
Locally-Funded Project(s)
Digital Infrastructure and Technology Enhancement Program			1,000,000,000			1,000,000,000

Sub-total, Locally-Funded Project(s)			1,000,000,000			1,000,000,000

Total, Project(s)			1,000,000,000			1,000,000,000

TOTAL NEW APPROPRIATIONS		₱	1,587,464,000		₱	1,587,464,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,587,464

684	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Maintenance and Other Operating Expenses	1,587,464

Total Current Operating Expenditures	1,587,464

TOTAL NEW APPROPRIATIONS	1,587,464

L.9. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

For subsidy and equity requirements in accordance with the program, as indicated hereunder	₱	308,350,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support		₱	43,350,000	₱		₱	43,350,000

Operations					265,000,000		265,000,000

ECOZONE DEVELOPMENT PROGRAM					265,000,000		265,000,000

TOTAL NEW APPROPRIATIONS		₱	43,350,000	₱	265,000,000	₱	308,350,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Zamboanga City Special Economic Zone Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision		₱	43,350,000	₱		₱	43,350,000

Sub-total, General Administration and Support			43,350,000				43,350,000

Operations
ECOZONE DEVELOPMENT PROGRAM					265,000,000		265,000,000

Sub-total, Operations					265,000,000		265,000,000

TOTAL NEW APPROPRIATIONS		₱	43,350,000	₱	265,000,000	₱	308,350,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	685
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	43,350

Total Maintenance and Other Operating Expenses	43,350

Total Current Operating Expenditures	43,350

Capital Outlays
Investment Outlay	265,000

Total Capital Outlays	265,000

TOTAL NEW APPROPRIATIONS	308,350

M. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS - OTHERS

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	28,606,000		₱	28,606,000

Special Provision(s) Applicable to All Government-Owned or -Controlled Corporations

1. Budgetary Support to Government Corporations. Income and revenues collected by GOCCs from all sources shall be used to cover all its operating requirements. Any deficiency may be augmented by the budgetary support from the National Government, which may either be:

(a)

Subsidy, which shall be used in accordance with the purposes identified in this Act: Provided , That unless otherwise stated in the special provisions, subsidy releases may be used by GOCCs which are financially unable to pay for the separation or retirement benefits and incentives resulting from an approved reorganization, merger, streamlining, abolition, or privatization plan under R.A. No. 10149, and other laws and issuances.

(b)

Equity, which shall be used as capital investment of the National Government in accordance with the capitalization requirement under pertinent laws. In no case shall equity investments be used for the payment of salaries, allowances, incentives, and retirement and separation benefits, except in cases authorized by the DBM.

2. Offsets Against Budgetary Support to Government Corporations. The appropriations authorized herein may be offset by the BTr against the: (i) corporate payments of cash dividends under R.A. No. 7656; (ii) guarantee fees; (iii) advances for loans relent to corporations; (iv) obligations which are guaranteed by the National Government; and (v) other receivables of the government from the GOCCs.

If the total level of actual revenues at the end of the immediately preceding year, including income from liquid assets such as, but not limited to, interest in cash deposits, short-term and bond investments, and other fund sources of the GOCC, exceed the corresponding projections considered in the formulation of the current year’s budgetary support program, the excess may be deducted from said program and the budgetary support may be reduced to the extent of such favorable result.

3. Prior Years’ Subsidy Releases from the National Government. The GOCCs concerned are hereby authorized to use subsidy released for programs and projects in prior years to cover the additional funding requirements of activities or projects covered by the programs or sub-programs indicated in this Act. Accordingly, they shall prepare a work and financial plan covering the projects or activities to be funded from prior years’ subsidies subject to the endorsement of the GOCC’s governing board, to be submitted to the DBM for approval.

Implementation of this provision shall be subject to the guidelines to be issued by the DBM.

686	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

4. Payment of Compensation and Benefits. Payment of basic salaries, allowances, benefits, and incentives by GOCCs shall be made in accordance with applicable laws, rules and regulations such as, but not limited to, P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, E.O. No. 150, s. 2021, Memorandum Order No. 20, s. 2001, and Corporate Compensation Circular No. 10 dated February 15, 1999. In addition, payment of separation or retirement benefits shall be computed in accordance with the rates, conditions, and procedure prescribed under existing separation or retirement laws, and such pertinent guidelines issued thereon.

5. Submission of Corporate Operating Budgets and Other Related Financial Statements. All GOCCs, including GFIs, whether or not receiving budgetary support from the National Government, shall prepare their FY 2025 Corporate Operating Budgets (COBs) in accordance with E.O. No. 518, s. 1979, and the procedures and guidelines prescribed by the DBM. Said COBs, together with their supporting financial statements, shall be approved by their governing boards, and submitted to the Secretary of Budget and Management for review and evaluation as part of the budget process pursuant to Section 10, Chapter 4, Title XVII, Book IV of E.O. No. 292, s. 1987. The NEA, NPC, and PNOC shall be governed further by the provisions of R.A. No. 7638.

6. Implementation of Infrastructure Projects. The respective heads of GOCCs shall comply with the restrictions on critical geo-hazard areas or no-build zones identified by the Mines and Geosciences Bureau and such other conditions provided under Section 27 of the General Provisions of this Act. In the case of housing projects, the shelter agencies shall likewise adopt and promote the use of new and innovative housing technologies and materials to bring down the cost of housing and reduce any adverse impact of construction on the environment.

7. Tobacco Fund. The amount of Five Hundred Fifty Million Five Hundred Four Thousand Pesos (₱550,504,000) shall be used by the National Tobacco Administration (NTA) for its operating requirements sourced from the forty percent (40%) of the balance of the entire collection from the specific taxes on locally-manufactured Virginia-type cigarettes and tariff duties on imported leaf tobacco, after setting aside the share of the LGUs and BIR, in accordance with Section 5 of R.A. No. 4155, as amended by Section 3 of R.A. No. 5447.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

8. Proceeds from the Exploration, Development and Exploitation of Energy Resources. The amount of Eight Billion Pesos (₱8,000,000,000) shall be used for the payment of stranded contract costs and stranded debts transferred to and assumed by the Power Sector Assets and Liabilities Management Corporation (PSALM), including anticipated shortfalls in accordance with Section 4 of R.A. No. 11371, sourced from the proceeds of the net national government share from the Malampaya Fund under Section 8 of P.D. No. 910.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

9. Remittance of Cash Dividends. Cash Dividends equivalent to at least fifty percent (50%) of the annual net earnings of GOCCs shall be remitted to the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

10. Transparency Seal. To enhance transparency and enforce accountability, all GOCCs shall maintain a Transparency Seal to be posted on their websites. The Transparency Seal shall contain the following: (i) corporation’s mandate and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustment; (iv) annual procurement plan/s and contracts awarded with the winning supplier, contractor or consultant; (v) major programs and projects and their target beneficiaries; (vi) status of implementation, evaluation and/or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Updated People’s Freedom of Information (FOI) Manual signed by head of agency, Updated One-Page FOI Manual, and Agency FOI Reports; and (ix) year-end financial reports for the last three (3) fiscal years.

The respective heads of GOCCs and their web administrators or equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of GOCCs.

11. Fund Releases. Funds appropriated herein shall be under the administration of the DBM and released directly to the recipient GOCCs through the BTr, subject to the submission of a Special Budget Request, and other relevant budgetary requirements, as applicable, in accordance with applicable laws, rules, and regulations. All requests for fund release either as subsidy or equity investment to GOCCs shall be included in the GOCCs’ COB duly approved by their respective governing boards.

12. Reporting and Posting Requirements. The GOCCs shall submit quarterly reports on their financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	GOCCs’ websites.

The GOCCs shall send written notice when said reports have been submitted or posted on their websites to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	687
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
BSGC - Others
1. Rest of Budgetary Support to Government-Owned and/or Controlled Corporations, subject to Section 35, Chapter 5, Book VI of E.O. No. 292 and Letter of Implementation No. 29		₱	28,606,000		₱	28,606,000

Sub-total, BSGC-Others			28,606,000			28,606,000

TOTAL NEW APPROPRIATIONS		₱	28,606,000		₱	28,606,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	28,606

Total Maintenance and Other Operating Expenses	28,606

Total Current Operating Expenditures	28,606

TOTAL NEW APPROPRIATIONS	28,606

688	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. DEPARTMENT OF AGRICULTURE (DA)
A.1. National Dairy Authority		₱	537,813,000	₱		₱	537,813,000
A.2. National Food Authority			14,453,000,000				14,453,000,000
A.3. Philippine Coconut Authority			1,209,997,000				1,209,997,000
A.4. Philippine Crop Insurance Corporation			4,500,000,000				4,500,000,000
A.5. Philippine Fisheries Development Authority			5,525,549,000				5,525,549,000
A.6. Philippine Rice Research Institute			954,392,000				954,392,000
A.7. Sugar Regulatory Administration			1,000,000,000				1,000,000,000

Sub-total, DEPARTMENT OF AGRICULTURE (DA)			28,180,751,000				28,180,751,000

B. DEPARTMENT OF ENERGY (DOE)
B.1. National Electrification Administration			5,047,337,000		795,000,000		5,842,337,000
B.2. National Power Corporation			870,905,000				870,905,000

Sub-total, DEPARTMENT OF ENERGY (DOE)			5,918,242,000		795,000,000		6,713,242,000

C. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES (DENR)
C.1. Local Water Utilities Administration			395,170,000				395,170,000
C.2. Metropolitan Waterworks and Sewerage System - Regulatory Office			169,583,000				169,583,000

Sub-total, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES (DENR)			564,753,000				564,753,000

D. DEPARTMENT OF FINANCE (DOF)
D.1. Philippine Tax Academy			58,227,000				58,227,000

Sub-total, DEPARTMENT OF FINANCE (DOF)			58,227,000				58,227,000

E. DEPARTMENT OF HEALTH (DOH)
E.1. Lung Center of the Philippines			713,585,000				713,585,000
E.2. National Kidney and Transplant Institute			1,491,386,000				1,491,386,000
E.3. Philippine Children’s Medical Center			1,399,466,000				1,399,466,000
E.4. Philippine Heart Center			2,317,420,000				2,317,420,000
E.5. Philippine Institute of Traditional and Alternative Health Care			154,726,000				154,726,000

Sub-total, DEPARTMENT OF HEALTH (DOH)			6,076,583,000				6,076,583,000

F. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT (DHSUD)
F.1. National Home Mortgage Finance Corporation			450,000				450,000
F.2. National Housing Authority			2,450,000,000				2,450,000,000
F.3. Social Housing Finance Corporation			121,036,000				121,036,000

Sub-total, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT (DHSUD)			2,571,486,000				2,571,486,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	689
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

G. DEPARTMENT OF TOURISM (DOT)
G.1. Tourism Infrastructure and Enterprise Zone Authority		1,545,000,000				1,545,000,000
G.2. Tourism Promotions Board		40,000,000				40,000,000

Sub-total, DEPARTMENT OF TOURISM (DOT)		1,585,000,000				1,585,000,000

H. DEPARTMENT OF TRADE AND INDUSTRY (DTI)
H.1. Aurora Pacific Economic Zone and Freeport Authority		125,858,000		130,160,000		256,018,000
H.2. Center for International Trade Expositions and Missions		289,608,000				289,608,000
H.3. Small Business Corporation		500,000,000				500,000,000

Sub-total, DEPARTMENT OF TRADE AND INDUSTRY (DTI)		915,466,000		130,160,000		1,045,626,000

I. DEPARTMENT OF TRANSPORTATION (DOTr)
I.1. Light Rail Transit Authority		890,326,000				890,326,000
I.2. Philippine National Railways		341,380,000				341,380,000
I.3. Philippine Ports Authority		1,350,000,000				1,350,000,000

Sub-total, DEPARTMENT OF TRANSPORTATION (DOTr)		2,581,706,000				2,581,706,000

J. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY (NEDA)
J.1. Development Academy of the Philippines		437,269,000				437,269,000
J.2. Philippine Institute for Development Studies		291,537,000				291,537,000

Sub-total, NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY (NEDA)		728,806,000				728,806,000

K. PRESIDENTIAL COMMUNICATIONS OFFICE (PCO)
K.1. Intercontinental Broadcasting Corporation		1,100,600,000				1,100,600,000
K.2. People’s Television Network, Incorporated		215,257,000				215,257,000

Sub-total, PRESIDENTIAL COMMUNICATIONS OFFICE (PCO)		1,315,857,000				1,315,857,000

L. OTHER EXECUTIVE OFFICES (OEOs)
L.1. Authority of the Freeport Area of Bataan				200,000,000		200,000,000
L.2. Bases Conversion and Development Authority		2,490,215,000				2,490,215,000
L.3. Cagayan Economic Zone Authority				324,427,000		324,427,000
L.4. Cultural Center of the Philippines		1,558,339,000				1,558,339,000
L.5. National Irrigation Administration		69,368,217,000				69,368,217,000
L.6. Philippine Center for Economic Development		56,828,000				56,828,000
L.7. Southern Philippines Development Authority		83,029,000				83,029,000
L.8. Subic Bay Metropolitan Authority		1,587,464,000				1,587,464,000
L.9. Zamboanga City Special Economic Zone Authority		43,350,000		265,000,000		308,350,000

Sub-total, OTHER EXECUTIVE OFFICES (OEOs)		75,187,442,000		789,427,000		75,976,869,000

M. BSGC - OTHERS		28,606,000				28,606,000

TOTAL NEW APPROPRIATIONS, BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	₱	125,712,925,000	₱	1,714,587,000	₱	127,427,512,000

690	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

For subsidy requirements and operations, including locally-funded project(s), in accordance with the programs indicated hereunder	₱	8,851,746,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations	₱	63,040,000	₱	2,595,515,000	₱		₱	2,658,555,000

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM				1,989,973,000				1,989,973,000
METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM				67,277,000				67,277,000
METROPOLITAN MANILA FLOOD CONTROL PROGRAM		63,040,000		538,265,000				601,305,000

Total, Regular Programs		63,040,000		2,595,515,000				2,658,555,000

B. PROJECT(S)
Locally-Funded Project(s)				304,714,000		5,888,477,000		6,193,191,000

Total, Projects				304,714,000		5,888,477,000		6,193,191,000

TOTAL NEW APPROPRIATIONS	₱	63,040,000	₱	2,900,229,000	₱	5,888,477,000	₱	8,851,746,000

Special Provision(s)

1. Operating Requirements of the Metropolitan Manila Development Authority. All income and revenues collected by the MMDA from all sources, including the national tax allotment and the mandatory remittances of component LGUs, shall be used to cover all of its operating requirements. The subsidy appropriated in this Act for MMDA shall be used only to augment any deficiency from its income and revenues to cover valid and authorized expenditures.

The MMDA shall submit to the DBM, not later than November 15 of the preceding year, its detailed and consolidated operating budget for the current fiscal year. The detailed and consolidated operating budget shall reflect the MMDA’s income and revenues from all sources, including its national tax allotment and the mandatory remittances of component LGUs, as well as its projected expenditures, targeted program, activities and projects.

The MMDA shall likewise submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, an annual report on financial and physical accomplishments. The Chairperson of MMDA and the Authority’s web administrator or his/her equivalent shall be responsible for ensuring that said report shall likewise be posted on the MMDA’s website.

2. Cost Allocation of Flood Control Projects. In the implementation of flood control projects, the MMDA shall conform with the master plan approved by the Metro Manila Council and shall adopt the cost allocation being used by DPWH for its flood control projects.

3. Promotion of People Mobility. The MMDA shall promote people mobility through road sharing projects and activities as well as the use of non-motorized modes of transportation. The amount appropriated herein for the Traffic Management Program shall be used to cover the funding requirements for the promotion of people mobility.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 30, 2024	OFFICIAL GAZETTE	691
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
Operations	₱	63,040,000	₱	2,595,515,000	₱		₱	2,658,555,000

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM				1,989,973,000				1,989,973,000

Solid Waste Disposal and Management of Designated Sanitary Landfill Facilities for the Payment of Disposal Fees				1,989,973,000				1,989,973,000
METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM				67,277,000				67,277,000

Operation and Maintenance of Various Transport Facilities and Infrastructures				67,277,000				67,277,000
METROPOLITAN MANILA FLOOD CONTROL PROGRAM		63,040,000		538,265,000				601,305,000

Flood Control and Management Personnel		63,040,000						63,040,000
Operation and Maintenance of Various Flood Control Structures, Facilities, Equipment and Waterways				538,265,000				538,265,000

Sub-total, Operations		63,040,000		2,595,515,000				2,658,555,000

Total, Regular Programs		63,040,000		2,595,515,000				2,658,555,000

PROJECT(S)
Locally-Funded Project(s)
MMDA Roadside Maintenance Program - Out-of-School Youth Towards Economic Recovery Program (OYSTERS)				180,574,000				180,574,000
Operation and Maintenance of the Traffic Discipline Office - Traffic Personnel				45,140,000				45,140,000
Operation of Pasig River Ferry Service				79,000,000				79,000,000
Design and Construction of Ferry Station at Intramuros, Manila						24,100,000		24,100,000
Rehabilitation of 12 Ferry Stations (Guadalupe, Pinagbuhatan, Kalawaan, San Joaquin, Maybunga, Escolta, Quinta, Lawton, Sta. Ana, Lambingan, Valenzuela, and Hulo)						60,000,000		60,000,000
Rehabilitation of Existing PUP Ferry Station and Docking Station Pontoon						25,300,000		25,300,000
Dredging of San Juan River						200,000,000		200,000,000
Dredging of San Francisco River and Tributaries						150,000,000		150,000,000

692	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Dredging of Pasig River Vicinity of 14 Ferry Stations	243,800,000	243,800,000
Remaining Works for the Completion of the Upgrading of the Traffic Signal System	93,000,000	93,000,000
Dredging of Pasig River	150,000,000	150,000,000
Rehabilitation of Drainage System along Purok 4 and Vicinity, Brgy. Pineda, District I, Pasig City	3,500,000	3,500,000
Rehabilitation of Drainage System along Jasmin St. and Vicinity, Brgy. Pineda, District I, Pasig City	3,500,000	3,500,000
Rehabilitation of Drainage System along Camia St., Orchids St. and Vicinity, Brgy. Pineda, District I, Pasig City	5,500,000	5,500,000
Rehabilitation of Drainage System along Gate 1 Chason Townhouse, Pearl St., Greenland and Vicinity, Brgy. Rosario, District II, Pasig City	2,500,000	2,500,000
Rehabilitation of Drainage System along Mercury St., Jupiter St., Earth St. and Vicinity, Brgy. Rosario, District II, Pasig City	17,493,000	17,493,000
Drainage Improvement along Aquilina St. and Vicinity (Phase I), Brgy. Sto. Niño, District I, Marikina City	32,493,000	32,493,000
Drainage Improvement along Block 4 St. and Vicinity, Brgy. Tumana, District II, Marikina City	15,000,000	15,000,000
Drainage Improvement along Bukang Liwayway St. and Vicinity, Brgy. Tumana, District II, Marikina City	17,493,000	17,493,000
Rehabilitation of Maytunas Creek (Phase II), Mandaluyong City	5,493,000	5,493,000
Rehabilitation of Buhangin Creek (Phase III), Mandaluyong City	7,000,000	7,000,000
Drainage Improvement at Brgy. Plainview, Mandaluyong City	15,000,000	15,000,000
Drainage Improvement at Brgy. Addition Hills, Mandaluyong City	5,000,000	5,000,000
Installation of Pumps at Relief Pumping Station, Brgy. Salapan, San Juan City	17,000,000	17,000,000
Rehabilitation of Maytunas Creek (Phase II), San Juan City	10,493,000	10,493,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	693
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Drainage Improvement at Brgy. Batis, San Juan City	5,000,000	5,000,000
Drainage Improvement at Brgy. Napindan (Phase II), District I, Taguig City	7,493,000	7,493,000
Rehabilitation of Sto. Rosario River (Phase V), District I, Pateros	15,000,000	15,000,000
Drainage Improvement at Brgy. Sta. Ana (Phase II), District I, Taguig City	10,000,000	10,000,000
Rehabilitation of Pinagsama Creek (Phase II), District II, Taguig City	15,000,000	15,000,000
Desilting of Pinagsama Drainage Main (Phase II), District II, Taguig City	6,000,000	6,000,000
Drainage Improvement at Brgy. Western Bicutan (Phase II), District II, Taguig City	5,493,000	5,493,000
Reinforced Concrete Box Culvert at Brgy. Pinagsama (Phase IV), District II, Taguig City	6,000,000	6,000,000
Drainage Improvement at Brgy. Bungad, District I, Quezon City	15,000,000	15,000,000
Drainage Improvement at Brgy. Damayan, District I, Quezon City	5,000,000	5,000,000
Improvement of San Francisco River, District I, Quezon City	12,493,000	12,493,000
Drainage Improvement at Brgy. Payatas, District II, Quezon City	15,000,000	15,000,000
Drainage Improvement at Brgy. Bagong Silangan, District II, Quezon City	17,493,000	17,493,000
Drainage Improvement at Brgy. Capri, District V, Quezon City	5,000,000	5,000,000
Drainage Improvement at Brgy. Fairview, District V, Quezon City	7,493,000	7,493,000
Drainage Improvement at Brgy. San Bartolome, District V, Quezon City	15,000,000	15,000,000
Drainage Improvement at Brgy. Sta. Monica, District V, Quezon City	5,000,000	5,000,000
Drainage Improvement at Brgy. Sangandaan, District VI, Quezon City	17,493,000	17,493,000
Drainage Improvement at Brgy. Sauyo, District VI, Quezon City	15,000,000	15,000,000

694	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Drainage Improvement along Kamias Road and its Vicinity, District III, Quezon City	7,493,000	7,493,000
Drainage Improvement along Castro St. and its Vicinity, District III, Quezon City	10,000,000	10,000,000
Drainage Improvement along EDSA near Aurora Blvd. and its Vicinity, District III, Quezon City	15,000,000	15,000,000
Drainage Improvement along Sct. Gandia St. and its Vicinity, District IV, Quezon City	10,000,000	10,000,000
Drainage Improvement along Sct. Limbaga St. and its Vicinity, District IV, Quezon City	7,493,000	7,493,000
Drainage Improvement at Brgy. South Triangle, District IV, Quezon City	15,000,000	15,000,000
Improvement/Maintenance of Drainage System along Oroquieta St. and Vicinity (Phase II), Sta. Cruz, District III, Manila	15,000,000	15,000,000
Improvement/Maintenance of Drainage System along Leonor Rivera St. and Vicinity, Sta. Cruz, District III, Manila	7,500,000	7,500,000
Improvement/Maintenance of Drainage System along Claro M. Recto Ave. and Vicinity, Quiapo, District III, Manila	9,993,000	9,993,000
Improvement/Maintenance of Drainage System along España Blvd. and Vicinity, Sampaloc, District IV, Manila	15,000,000	15,000,000
Improvement/Maintenance of Drainage System along Algeciras St. and Vicinity, Sampaloc, District IV, Manila	7,500,000	7,500,000
Improvement/Maintenance of Drainage System along P. Florentino St. and Vicinity, Sampaloc, District IV, Manila	9,993,000	9,993,000
Improvement of Estero de Sunog Apog, Tondo (Phase II), District I, Manila	20,000,000	20,000,000
Drainage Improvement along Rodriguez St. and Vicinity (Phase I), Tondo, District I, Manila	12,493,000	12,493,000
Bank Improvement of Estero de San Lazaro, Sta.Cruz (Phase II), District II, Manila	17,493,000	17,493,000
Drainage Improvement along North Antipolo St. and Vicinity (Phase I), Tondo, District II, Manila	15,000,000	15,000,000
Deepening/Improvement of Estero de Paco and Vicinity, District V, Manila	15,000,000	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	695
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Rehabilitation/Improvement and Maintenance of Drainage System along Figueroa St. and Vicinity, Paco, District V, Manila	10,000,000	10,000,000
Rehabilitation/Improvement and Maintenance of Drainage System along Perez St. and Vicinity, Paco, District V, Manila	7,493,000	7,493,000
Rehabilitation/Improvement and Maintenance of Drainage System along Magsaysay Blvd. and Vicinity (Phase II), Sta. Mesa, District VI, Manila	15,000,000	15,000,000
Rehabilitation/Improvement and Maintenance of Drainage System along Quirino Ave. and Vicinity, Pandacan, District VI, Manila	10,000,000	10,000,000
Rehabilitation/Improvement and Maintenance of Drainage System along New Panaderos St. and Vicinity, Sta. Ana, District VI, Manila	7,493,000	7,493,000
Deepening of Catmon-Niugan Creek (Phase I), Malabon City	22,493,000	22,493,000
Deepening of Longos /Pinagsabugan-Letre Creek and Vicinity, Brgys. Longos and Tonsuya, Malabon City	10,000,000	10,000,000
Deepening of Marala River, Brgys. NBBS and San Rafael Village (Phase I), Navotas City	22,493,000	22,493,000
Deepening of Navotas River, Brgy. Bangkulasi, Navotas City	10,000,000	10,000,000
Drainage Improvement along Cadaing Compound, District I, Caloocan City	15,000,000	15,000,000
Improvement along Susano Creek (Phase II), District I, Caloocan City	17,493,000	17,493,000
Drainage Improvement along Dagat-Dagatan Ave. and Vicinity (Phase II) District II, Caloocan City	10,000,000	10,000,000
Drainage Improvement along C3 Road and Vicinity, District II, Caloocan City	22,493,000	22,493,000
Improvement along Tributary of Marilao River, District III, Caloocan City	12,493,000	12,493,000
Drainage Improvement along Quirino Highway and Vicinity, District III, Caloocan City	20,000,000	20,000,000
Improvement along Canumay Creek (Phase III), District I, Valenzuela City	17,000,000	17,000,000
Improvement along Santolan River (Phase III), District I, Valenzuela City	15,493,000	15,493,000

696	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Drainage Improvement along Sampaguita St. and Vicinity, District II, Valenzuela City	22,501,000	22,501,000
Improvement along Canumay Creek (Phase IV), District II, Valenzuela City	10,000,000	10,000,000
Rehabilitation of Fence/Dredging along Estero Tripa De Gallina, Pasay City	15,000,000	15,000,000
Deepening/Desilting along Cutcut Creek, Pasay City	5,000,000	5,000,000
Desilting along Sto. Niño Creek and Declogging of Drainage Laterals within the Vicinity, Pasay City	5,000,000	5,000,000
Desilting along Nayong Pilipino Creek and Declogging of Drainage Laterals within the Vicinity, Pasay City	2,493,000	2,493,000
Desilting along Maricaban Creek, Pasay City	5,000,000	5,000,000
Deepening along Estero Tripa De Gallina, District I, Makati City	15,000,000	15,000,000
Deepening along Maricaban Creek, District I, Makati City	10,000,000	10,000,000
Desilting along Ayala Creek (Calatagan), District I, Makati City	4,000,000	4,000,000
Desilting along PNR Canal, District I, Makati City	3,493,000	3,493,000
Deepening along Makati - Pateros River, District II, Makati City	15,000,000	15,000,000
Desilting along San Jose Creek, District II, Makati City	8,746,000	8,746,000
Desilting along Balisampan Creek, District II, Makati City	8,747,000	8,747,000
Deepening along Roxas Blvd. Open Canal, Brgy. Baclaran, District I, Parañaque City	7,493,000	7,493,000
Deepening along Macapagal Inland Channel (Phase II), Brgy. Tambo, District I, Parañaque City	10,000,000	10,000,000
Deepening along San Dionisio River, Brgy. San Dionisio, District I, Parañaque City	15,000,000	15,000,000
Deepening/Improvement along Sun Valley Creek at Annex 35, Brgy. Don Bosco, District II, Parañaque City	7,493,000	7,493,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	697
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Deepening/Improvement along Villanueva Creek at Jackielou Ville Subd., Brgy. BF Homes, District II, Parañaque City	15,000,000	15,000,000
Deepening along Sapang Buwaya Creek, SAV 8, Brgy. San Antonio, District II, Parañaque City	10,000,000	10,000,000
Deepening/Improvement along Pasong Cobra Creek, Brgy. Talon Dos and Brgy. Talon Kuatro, Las Piñas City	7,493,000	7,493,000
Deepening/Improvement along Almanza Creek, Brgy. Almanza Uno, Las Piñas City	10,000,000	10,000,000
Deepening along Hay Kanti River, Brgy. Pulang Lupa Uno, Las Piñas City	15,000,000	15,000,000
Deepening/Improvement along Tunasan River, Brgy. Tunasan, Muntinlupa City	15,000,000	15,000,000
Deepening/Improvement along Balimbing River and Vicinity, Brgy. Putatan, Muntinlupa City	10,000,000	10,000,000
Deepening along Alabang River, Brgy. Alabang, Muntinlupa City	7,493,000	7,493,000
MMDA IT Disaster Recovery Site Project (Enhancing Resilience)	300,000,000	300,000,000
Disaster Risk Reduction Equipment	200,000,000	200,000,000
Acquisition of All Terrain Amphibious Rescue Vehicles	750,000,000	750,000,000
Metro Manila Smart City Infrastructure for Network Resilience	900,000,000	900,000,000
Rehabilitation and Improvement of Redemptorist Channel, Roxas Canal and Macapagal Inland Channel, Parañaque City	283,500,000	283,500,000
Rehabilitation and Improvement along the mouth of Napindan Channel confluence to Marikina River and Pasig River, Pasig City	324,000,000	324,000,000
Rehabilitation and Improvement of Retarding Pond at Tapayan Pumping Station and Tributaries, Pasig City	162,000,000	162,000,000
Rehabilitation and Improvement along San Juan River from mouth of Pasig River to Sevilla Bridge, Manila and Mandaluyong City	162,000,000	162,000,000
Rehabilitation and Improvement along Manggahan Floodway Channel, Pasig City	243,000,000	243,000,000

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GENERAL APPROPRIATIONS ACT, FY 2025

Rehabilitation and Improvement along Parañaque River System, Parañaque City						202,500,000		202,500,000
Rehabilitation and Improvement along Lower Marikina River, Marikina City						243,000,000		243,000,000
Rehabilitation of MMDA Retarding Pond - Hagonoy Pumping Station, C-6, Brgy. Hagonoy, Taguig City						50,000,000		50,000,000
Rehabilitation of MMDA Retarding Pond - Wawa Pumping Station, C-6, Brgy. Wawa, Taguig City						50,000,000		50,000,000

Sub-total, Locally-Funded Project(s)				304,714,000		5,888,477,000		6,193,191,000

Total, Project(s)				304,714,000		5,888,477,000		6,193,191,000

TOTAL NEW APPROPRIATIONS	₱	63.040.000	₱	2,900,229,000	₱	5.888.477.000	₱	8.851.746.000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	48,254

Total Permanent Positions	48,254

Other Compensation Common to All
Personnel Economic Relief Allowance	2,760
Representation Allowance	144
Transportation Allowance	144
Clothing and Uniform Allowance	805
Mid-Year Bonus - Civilian	4,021
Year End Bonus	4,021
Cash Gift	575
Productivity Enhancement Incentive	575
Step Increment	121

Total Other Compensation Common to All	13,166

Other Benefits
PAG-IBIG Contributions	276
PhilHealth Contributions	1,206
Employees Compensation Insurance Premiums	138

Total Other Benefits	1,620

Total Personnel Services	63,040

DECEMBER 30, 2024	OFFICIAL GAZETTE	699
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Maintenance and Other Operating Expenses
Supplies and Materials Expenses	282,506
Utility Expenses	127,144
Communication Expenses	446
Professional Services	282,713
General Services	2,081,629
Repairs and Maintenance	119,651
Taxes, Insurance Premiums and Other Fees	5,700
Other Maintenance and Operating Expenses
Advertising Expenses	60
Representation Expenses	180
Litigation/Acquired Assets Expenses	100
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	2,900,229

Total Current Operating Expenditures	2,963,269

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	4,745,477
Machinery and Equipment Outlay	393,000
Transportation Equipment Outlay	750,000

Total Capital Outlays	5,888,477

TOTAL NEW APPROPRIATIONS	8,851,746

B. SPECIAL SHARES OF LOCAL GOVERNMENT UNITS IN THE PROCEEDS OF NATIONAL TAXES

For apportionment of the shares of local government units in the proceeds of other national taxes in accordance with the purposes as indicated hereunder	₱	32,655,520,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	32,655,520,000		₱	32,655,520,000

Special Provision(s)

1. National Tax Allotment of Local Government Units. In addition to the LGU shares appropriated herein, One Trillion Thirty Four Billion Six Hundred Four Million Eight Hundred Sixty Nine Thousand Pesos (₱1,034,604,869,000) is automatically appropriated for the LGU share in the national taxes in accordance with Section 4 of R.A. No. 9358 and shall be allocated pursuant to Section 285 of R.A. No. 7160, as amended by R.A. No. 11683, and Section 96 of the General Provisions in this Act.

2. Shares in National Wealth. The amount of Ten Billion Six Hundred Thirty Five Million One Hundred Sixty Eight Thousand Pesos (₱10,635,168,000) appropriated herein for the LGU share in mining taxes, royalties from mineral reservations, forestry charges, and fees and revenues collected from energy resources in the utilization and development of national wealth, including prior years, shall be subject to the following:

(a)	Use - in accordance with Section 294 of R.A. No. 7160;

(b)	Allocation - pursuant to Section 292 of R.A. No. 7160; and

(c)	Release - upon certification of actual collections by the revenue collecting agencies concerned and remittance to the BTr.

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3. Shares in Excise Taxes from Locally Manufactured Virginia-type Cigarettes. The amount of Seventeen Billion Pesos (₱17,000,000,000) is appropriated herein for the LGU share in excise taxes from locally manufactured Virginia-type cigarettes.

The allocation, release, and utilization of the herein LGU share in excise taxes from locally manufactured Virginia-type cigarettes shall be subject to the provisions of R.A. No. 11346, as implemented by DA-DBM-National Tobacco Administration (NTA) J.M.C. No. 2020-1 dated June 25, 2020, and other guidelines to be issued for the purpose.

4. Shares in Excise Taxes from Burley and Native Tobacco Products. The amount of Four Billion Pesos (₱4,000,000,000) is appropriated herein for the LGU share in excise taxes from burley and native tobacco products.

The allocation, release, and utilization of the herein LGU share in excise taxes from burley and native tobacco products shall be subject to the provisions of R.A. No. 11346, as implemented by DA-DBM-NTA J.M.C. No. 2020-1 dated June 25, 2020, and other guidelines to be issued for the purpose.

5. Shares in Incremental Collections from Value-Added Tax. The amount of One Billion Sixteen Million Two Hundred Eighty Eight Thousand Pesos (₱1,016,288,000) appropriated herein for the LGU share in incremental collections from value-added tax authorized under R.A. No. 7643, R.A. No. 8424, and R.A. No. 9337 shall be subject to the following:

(a)

Use - Fifty percent (50%) of the LGU’s share shall be used exclusively for the purposes specified under Section 21 (D) of R.A. No. 9337, while the remaining 50% shall be subject to Section 308 of R.A. No. 7160;

(b)	Allocation - in accordance with Section 150 of R.A. No. 7160, as implemented by DBM-DOF-DILG J.C. No. 1-02 dated February 6, 2002; and

(c)	Release - upon certification of actual collections by the BIR and remittance to the BTr.

6. Shares in Gross Income Tax Paid by all Businesses and Enterprises within the Economic Zones. The amount of Four Million Sixty Four Thousand Pesos (₱4,064,000) appropriated herein for the LGU share in the gross income tax paid by all businesses and enterprises located within the economic zones shall be subject to the following: (a) Allocation - in accordance with the provisions of R.A. No. 7922; and (b) Release - upon certification of actual collections by the BIR and actual remittance to the BTr.

7. Direct Release of all Local Government Unit Shares. The national tax allotment, and all LGU shares appropriated herein, shall be released directly by the BTr to the beneficiary LGUs through authorized government servicing banks.

The LGU shall submit quarterly reports on the utilization of the LGU shares through other electronic means and the LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PURPOSE(S)
Special Shares of LGUs in the Proceeds of National Taxes		₱	32,655,520,000		₱	32,655,520,000
Share in Tobacco Excise Tax Pursuant to R.A. No. 7171 (Virginia Tobacco)			17,000,000,000			17,000,000,000
Share in Tobacco Excise Tax Pursuant to R.A. No. 8240, as amended by R.A. No. 10351 (Burley and Native Tobacco)			4,000,000,000			4,000,000,000
Share in the Utilization and Development of National Wealth under R.A. No. 7160 and R.A. No. 9513			10,635,168,000			10,635,168,000
Share in the Gross Income Taxes paid by all Businesses and Enterprises within the ECOZONES pursuant to R.A. No. 7922			4,064,000			4,064,000
Share in Incremental Collections from Value Added Tax pursuant to R.A. Nos. 7643 and 8424			1,016,288,000			1,016,288,000

TOTAL NEW APPROPRIATIONS		₱	32,655,520,000		₱	32,655,520,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	701
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	32,655,520

Total Maintenance and Other Operating Expenses	32,655,520

TOTAL NEW APPROPRIATIONS	32,655,520

C. LOCAL GOVERNMENT SUPPORT FUND

For financial subsidy to local government units, as indicated hereunder	₱	22,999,970,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	22,999,970,000		₱	22,999,970,000

Special Provision(s)

1. Financial Assistance to Local Government Units. The amount appropriated herein under Financial Assistance to Local Government Units shall be used for financial assistance to LGUs for the following projects: (i) implementation of agriculture-related programs and projects, such as: (a) provision of agricultural support services, which include planting materials distribution system and operation of farm produce collection and buying stations; (b) extension of on-site research services and facilities related to agriculture and fishery activities; (c) construction, restoration, and improvement of infrastructure facilities, including farm-to-market roads, slaughterhouses, small water impounding projects, fish ports, and water supply systems; and (d) provision of various production inputs for crops, livestock and poultry, and fisheries; (ii) implementation of programs, projects, and activities to support the cotton and textile industry and development of local arts and crafts; (iii) support to women-led social enterprises; (iv) implementation of programs, projects and activities for the protection, preservation and promotion of cultural heritage, including restoration, rehabilitation, repair, improvement and/or maintenance of national heritage structures and sites; (v) Information and Communications Technology systems and infrastructure development, such as, but not limited to, establishment of Integrated Business Permit and Licensing System, digitalization of payments for collections and disbursements, and purchase and installation of Closed-Circuit Television (CCTV) Surveillance System; (vi) construction, concreting, rehabilitation, repair, improvement, expansion or upgrading of any of the following: (a) local roads or bridges; (b) public markets; (c) multi-purpose buildings; (d) water supply and sanitation projects; (e) evacuation centers; and (f) public cemeteries; (vii) purchase of equipment to support evacuation and camp management operations; (viii) establishment of Materials Recovery Facility with sorting station, drop-off center, composting facility, and recycling facility; (ix) implementation of programs, projects and activities for disaster response, rehabilitation, and recovery, which include procurement/acquisition of disaster equipment and vehicles for disaster response and rescue activities; (x) adaptation and mitigation projects; (xi) purchase of ambulance, mobile medical vehicle with apparatus/equipment, trucks, including mini firetrucks, and multi-purpose vehicles; (xii) construction, supply, delivery, installation, and commissioning of electric vehicle charging stations (EVCS) from the Department of Energy accredited EVCS providers; and (xiii) assistance to indigent individuals or families in any of the following forms: (a) medical; (b) funeral, which includes burial or cremation; (c) transportation; (d) food assistance; (e) educational assistance/scholarship; and (f) purchase of construction or repair materials for houses destroyed during human induced or natural calamities, upon endorsement by the local social welfare and development office or equivalent of partially/totally destroyed houses.

Disbursement and utilization by the LGUs shall be subject to the pertinent provisions of existing government procurement laws, applicable budgeting, accounting and auditing rules and regulations, and such other guidelines to be issued for the purpose.

2. Support to the Barangay Development Program of the National Task Force to End Local Communist Armed Conflict. The amount appropriated herein under Support to the Barangay Development Program of the National Task Force to End Local Communist Armed Conflict (NTF-ELCAC) shall be used for the implementation of specific programs and projects of the NTF-ELCAC for the seven hundred eighty (780) cleared barangays as certified by the NTF-ELCAC, listed in Volume I-B of this Act: Provided , That each cleared barangay shall be allocated with an amount to be used for the following projects: (i) farm-to-market road; (ii) school building; (iii) water and sanitation system; (iv) health stations; and (v) electrification.

The release of funds shall be subject to the guidelines to be issued by the DBM, in coordination with the NTF-ELCAC.

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3. Green Green Green Program. The amount appropriated herein under the Green Green Green Program shall be allocated to provinces, cities, and municipalities to fund the construction, rehabilitation, repair or improvement of the following projects: (i) green open spaces such as public parks and plazas, nature and family/recreational parks, arboretum, botanical gardens and river esplanades; and (ii) infrastructure for active mobility such as (a) physically separated bicycle lanes; (b) bike racks; (c) elevated or at-grade pedestrian footpaths and walkways; (d) sports facilities; and (e) recreational trails.

Implementation of this provision shall be subject to the guidelines to be issued by the DBM.

4. Support and Assistance Fund to Participatory Budgeting. The amount appropriated herein under Support and Assistance Fund to Participatory Budgeting shall be used for the following activities identified through local participatory budgeting process: (i) construction, expansion, and upgrading of water supply system projects; and (ii) construction, improvement or enhancement, and rehabilitation of climate-smart evacuation centers.

Consistent with Sustainable Development Goal Nos. 6 and 13, the program shall contribute to ensuring access to safely managed and resilient water supply and sanitation services, and strengthening disaster resilience and accelerating climate action, respectively.

The fund shall be used to support eligible municipalities based on the following criteria:

(a)

Accelerating the access to safely managed and resilient water supply and sanitation services of the identified lagging municipalities. These focus municipalities are determined based on the following criteria:

(i)	Municipalities that belong to the low-income classes based on the applicable income classification of the DOF; and/or

(ii)

With established municipality-managed water utility and project ready as validated by the DILG (with Municipal Water Supply Sanitation and Hygiene Master Plan duly endorsed by accredited Civil Society Organization (CSO) and adopted by the municipality, and with identified feasible water sources).

(b)	Accelerating climate action and strengthening disaster resilience through climate-smart evacuation centers. The eligible municipalities will be determined based on the following criteria:

(i)	Municipalities within the top eighteen (18) most at-risk provinces in the country as identified in the National Adaptation Plan of the Philippines 2023-2050;

(ii)	Municipalities with no designated permanent evacuation centers based on submitted evacuation center inventory;

(iii)	Two-thirds of the municipalities with highest poverty incidence; and

(iv)	Construction of the said center is determined as priority of the municipality as reflected in their development plan in which CSO is actively involved in the prioritization process.

Implementation, monitoring and evaluation, and progress reporting of the program shall be subject to the guidelines to be issued by the DBM and the DILG.

Disbursement and utilization by the municipalities concerned shall be subject to the pertinent provisions of existing government procurement laws, applicable budgeting, accounting and auditing rules and regulations, and such other guidelines to be issued for the purpose.

5. Growth Equity Fund. The amount appropriated herein under the Growth Equity Fund shall be used as financial assistance to assist low-income LGUs and those with fiscal gaps arising from the devolution, as well as to augment provincial resources for inter-municipal programs, projects, and activities, to gradually enable the full and efficient implementation of the functions and services of concerned LGUs as provided under Section 17 of R.A. No. 7160.

Release of funds shall be subject to the guidelines to be issued by the DBM, DOF and NEDA.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PURPOSE(S)
Local Government Support Fund		₱	22,999,970,000		₱	22,999,970,000
Financial Assistance to Local Government Units			18,949,970,000			18,949,970,000
Support to the Barangay Development Program of the National Task Force to End Local Communist Armed Conflict (NTF-ELCAC)			1,950,000,000			1,950,000,000
Growth Equity Fund			700,000,000			700,000,000
Green Green Green Program			700,000,000			700,000,000
Support and Assistance Fund to Participatory Budgeting			700,000,000			700,000,000

TOTAL NEW APPROPRIATIONS		₱	22,999,970,000		₱	22,999,970,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	703
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	22,999,970

Total Maintenance and Other Operating Expenses	22,999,970

TOTAL NEW APPROPRIATIONS	22,999,970

D. SPECIAL SHARES OF LOCAL GOVERNMENT UNITS IN THE PROCEEDS OF FIRE CODE FEES

For the operation and maintenance of local fire stations, as indicated hereunder	₱	1,111,052,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	1,111,052,000		₱	1,111,052,000

Special Provision(s)

1. Use and Release of Local Government Unit Shares in the Fire Code Fees. The amount of One Billion One Hundred Eleven Million Fifty Two Thousand Pesos (₱1,111,052,000) appropriated herein for the LGU shares in the taxes, fees and fines collected by the Bureau of Fire Protection pursuant to Section 13 of R.A. No. 9514 shall be used by the LGUs for the operation and maintenance of local fire stations. The amounts shall be released in accordance with DOF-DBM-DILG J.C. No. 2015-1 dated February 12, 2015, as amended by DBM-DILG-DOF J.C. No. 1 dated April 17, 2023.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PURPOSE(S)
Special Shares of LGUs in the Proceeds of Fire Code Fees		₱	1,111,052,000		₱	1,111,052,000
Share in Fire Code Fees pursuant to R.A. No. 9514 (Revised Fire Code)			1,111,052,000			1,111,052,000

TOTAL NEW APPROPRIATIONS		₱	1,111,052,000		₱	1,111,052,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses

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GENERAL APPROPRIATIONS ACT, FY 2025

Financial Assistance/Subsidy	1,111,052

Total Maintenance and Other Operating Expenses	1,111,052

TOTAL NEW APPROPRIATIONS	1,111,052

E. BARANGAY OFFICIALS DEATH BENEFITS

For payment of death benefits of barangay officials who died during their term of office as indicated hereunder	₱	50,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	50,000,000		₱	50,000,000

Special Provision(s)

1. Payment of Barangay Officials Death Benefits. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein shall be used for the payment of death benefits to barangay officials, namely: the punong barangay, regular and ex-officio members of the sangguniang barangay, including Indigenous Peoples representative, barangay secretary and treasurer, who died during their term of office.

Release of funds shall be made through the DILG.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PURPOSE(S)
Barangay Officials Death Benefits		₱	50,000,000		₱	50,000,000

For payment of Death Benefits of Barangay Officials Namely: the Punong Barangay, Regular and Ex-officio Members of the Sangguniang Barangay, including Indigenous People Representatives, Barangay Secretary and Treasurer, who died during their term of office			50,000,000			50,000,000

TOTAL NEW APPROPRIATIONS		₱	50,000,000		₱	50,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	50,000

Total Maintenance and Other Operating Expenses	50,000

TOTAL NEW APPROPRIATIONS	50,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	705
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

F. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO

For financial subsidy to local government units, as indicated hereunder	₱	10,989,878,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	10,989,878,000		₱	10,989,878,000

Special Provision(s)

1. Annual Block Grant. In addition to the BARMM shares appropriated herein, the amount of Eighty Three Billion Four Hundred Twenty One Million Seven Hundred Ninety Thousand Pesos (₱83,421,790,000) is automatically appropriated for the share of the BARMM in the national internal revenue tax collections of the BIR and the collections of the BOC, including prior years, in accordance with Sections 15 to 18, Article XII of R.A. No. 11054.

2. Special Development Fund. The amount of Five Billion Pesos (₱5,000,000,000) is appropriated for the rebuilding, rehabilitation, and development of the conflict-affected communities in the BARMM in accordance with Section 2, Article XIV of R.A. No. 11054.

Release of funds shall be subject to submission of the Bangsamoro Development Plan (BDP) adopted by the Bangsamoro Government, and the utilization thereof shall be in accordance with the BDP, as provided in Section 6, Article XIII of R.A. No. 11054.

3. Share in Taxes, Fees and Charges Collected in the Bangsamoro Autonomous Region. The amount of Five Billion Nine Hundred Eighty Nine Million Eight Hundred Seventy Eight Thousand Pesos (₱5,989,878,000) appropriated herein for the shares of the BARMM in taxes, fees, and charges under Section 10, Article XII of R.A. No. 11054 shall be subject to the following:

(a)

Allocation - in accordance with Section 10 (a) and (b), Article XII of R.A. No. 11054, which state that twenty five percent (25%) shall pertain to the National Government share and seventy five percent (75%) shall be the share of the Bangsamoro Government, inclusive of the shares of the constituent LGUs: Provided , That for the first ten (10) years from the effectivity of the said law, the twenty five percent (25%) share of the National Government shall accrue to the Bangsamoro Government; and

(b)	Release - upon certification of actual collections by the revenue collecting agencies concerned and remittance to the BTr.

4. Direct Release to Bangsamoro Autonomous Region in Muslim Mindanao. The amounts under Special Provisions Nos. 1, 2 and 3 shall be released directly by the BTr to the Bangsamoro Government through an authorized government servicing bank, subject to cash programming by the National Government.

The Bangsamoro Government shall submit quarterly reports on the utilization of its shares to the COA through other electronic means and post the required reports on the BARMM’s website.

The Bangsamoro Government shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Failure or refusal of the responsible officials or employees to submit and post the required reports without any justifiable cause may be a ground for administrative disciplinary action, subject to the pertinent provisions under the Bangsamoro Civil Service Code.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PURPOSE(S)
Bangsamoro Autonomous Region in Muslim Mindanao		₱	10,989,878,000		₱	10,989,878,000

Special Development Fund			5,000,000,000			5,000,000,000
Share in National Taxes			5,989,878,000			5,989,878,000

TOTAL NEW APPROPRIATIONS		₱	10,989,878,000		₱	10,989,878,000

706	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	10,989,878

Total Maintenance and Other Operating Expenses	10,989,878

TOTAL NEW APPROPRIATIONS	10,989,878

DECEMBER 30, 2024	OFFICIAL GAZETTE	707
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

GENERAL SUMMARY

ALLOCATIONS TO LOCAL GOVERNMENT UNITS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY	₱	63,040,000	₱	2,900,229,000	₱	5,888,477,000	₱	8,851,746,000
B. SPECIAL SHARES OF LGUS IN THE PROCEEDS OF NATIONAL TAXES				32,655,520,000				32,655,520,000
C. LOCAL GOVERNMENT SUPPORT FUND (FORMERLY FINANCIAL SUBSIDY TO LGUS)				22,999,970,000				22,999,970,000
D. SPECIAL SHARES OF LGUS IN THE PROCEEDS OF FIRE CODE FEES				1,111,052,000				1,111,052,000
E. BARANGAY OFFICIALS DEATH BENEFITS				50,000,000				50,000,000
F. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)				10,989,878,000				10,989,878,000

TOTAL NEW APPROPRIATIONS, ALLOCATIONS TO LOCAL GOVERNMENT UNITS	₱	63,040,000	₱	70,706,649,000	₱	5,888,477,000	₱	76,658,166,000

708	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXXVIII. CONTINGENT FUND

Fund subsidies for contingencies	₱	13,000,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
TOTAL NEW APPROPRIATIONS		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

Special Provision(s)

1. Contingent Fund. The amount of Thirteen Billion Pesos (₱13,000,000,000) appropriated herein shall cover the funding requirements of new or urgent activities or projects of national government agencies, GOCCs, and LGUs that need to be implemented or paid during the year, such as, but not limited to the following: (i) legal obligation of the government arising from final and executory decisions of competent authorities, such as compromise agreements, arbitral awards, mediation settlement agreements, and professional services in connection thereto; (ii) requirements of newly created offices; or (iii) deficiencies in the appropriations for local and external travels of the President of the Philippines.

In no case shall this Fund be used for: (i) the provision of confidential and intelligence funds to civilian departments and agencies with no mandate to perform security and intelligence-related functions unless the President certifies as to the extreme necessity thereof; or (ii) the purchase of motor vehicles, including any improvements thereon.

Release of funds shall be made directly to the agencies concerned, except for GOCCs and LGUs which shall be made through the BTr, subject to the approval by the President of the Philippines, other than payment resulting from final and executory decisions of competent authorities, which shall be subject to the approval of the DBM.

The DBM shall include information on the releases from the Contingent Fund in its quarterly and annual reports submitted to Congress.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PURPOSE(S)
Fund Subsidies for Contingencies		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

TOTAL NEW APPROPRIATIONS		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	8,000,000

Total Maintenance and Other Operating Expenses	8,000,000

Total Current Operating Expenditures	8,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	709
CONTINGENT FUND

Capital Outlays
Property, Plant and Equipment Outlay Infrastructure Outlay	5,000,000

Total Capital Outlays	5,000,000

TOTAL NEW APPROPRIATIONS	13,000,000

710	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

CONTINGENT FUND

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. CONTINGENT FUND		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

TOTAL NEW APPROPRIATIONS, CONTINGENT FUND		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	711
MISCELLANEOUS PERSONNEL BENEFITS FUND

XXXIX. MISCELLANEOUS PERSONNEL BENEFITS FUND

For payment of miscellaneous personnel benefits to or on behalf of national government officials and employees	₱	109,127,872,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS	₱	108,927,872,000	₱	200,000,000		₱	109,127,872,000

Special Provision(s)

1. Payment of Personnel Benefits. The amount of One Hundred Seven Billion Nine Hundred Fifty Two Million Eight Hundred Ninety Seven Thousand Pesos (₱107,952,897,000) appropriated herein for the payment of personnel benefits shall be used for the following: (i) deficiencies in authorized salaries, bonuses, allowances, associated premiums and other similar personnel benefits of National Government personnel, including Personnel Services requirements for filling of, and creation of positions, and compensation adjustments, as may be authorized by law, the President of the Philippines, or the DBM; and (ii) grant of medical allowance as subsidy to qualified employees in the National Government, pursuant to Section 58 of the General Provisions of this Act, for the availment of Health Maintenance Organization (HMO)-type benefits. Implementation of this program shall be subject to the guidelines to be issued by the DBM, in coordination with the agencies concerned.

Release of funds shall be subject to the determination by the DBM that the Personnel Services requirements cannot be accommodated within the agency’s Personnel Services appropriations as authorized under Section 53 of the General Provisions of this Act.

2. Legal Defense Fund. The amount of Two Hundred Million Pesos (₱200,000,000) appropriated herein for the Legal Defense Fund shall be used for the actual expenses, including payment of premiums for posting of bail bonds and cash advance for expense of officials and employees of departments, bureaus and offices, in relation to the defense of administrative, civil or criminal cases filed against them in courts for acts committed in the performance of their actual functions.

The claims that may be charged against this Fund shall include the claims duly filed starting FY 2016, which have not been released without the fault of the claimant, and limited to the amounts provided in the guidelines issued for this purpose. The maximum allowable amounts shall be applied per case and consolidated cases shall be considered as one case.

The amount of legal expenses charged against this Fund shall be refunded to the government when the claimant is found guilty by final judgment by the Court in relation to the offense charged.

Implementation of this special provision shall be subject to the provisions of N.B.C. No. 566 dated December 15, 2016, as amended by N.B.C. No. 582 dated December 29, 2020, and such other guidelines issued thereon.

3. Adjustment in Overseas and Other Allowances of Foreign Service Personnel. The amount of Nine Hundred Seventy Four Million Nine Hundred Seventy Five Thousand Pesos (₱974,975,000) appropriated herein shall be used for the adjustment in the rates of overseas, living quarters, representation, family, and other authorized allowances of foreign service personnel of the DFA and other government agencies posted abroad pursuant to E.O. No. 73, s. 2024.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PURPOSE(S)
1. Performance-Based Bonus	₱	8,000,000,000	₱			₱	8,000,000,000
2. Funding Requirements for the Filling up of Unfilled Positions		6,505,382,000					6,505,382,000
3. Legal Defense Fund				200,000,000			200,000,000

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GENERAL APPROPRIATIONS ACT, FY 2025

4. For Payment of Other Personnel Benefits		11,040,505,000				11,040,505,000
5. For Payment of Compensation Adjustment		70,000,000,000				70,000,000,000
6. Funding Requirements for Staffing Modifications and Upgrading of Salaries		12,407,010,000				12,407,010,000
7. For Adjustment in Overseas and Other Allowances		974,975,000				974,975,000

TOTAL NEW APPROPRIATIONS	₱	108,927,872,000	₱	200,000,000	₱	109,127,872,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation Common to All
Overtime Pay	1,442,422
Performance Based Bonus	8,000,000
Step Increment	27,620

Total Other Compensation Common to All	9,470,042

Other Compensation for Specific Groups
Overseas Allowance	974,975
Lump-sum for Compensation Adjustment	70,000,000
Lump-sum for filling of Positions - Civilian	6,505,382
Lump-sum for Personnel Services	12,407,010
Other Personnel Benefits	9,570,463

Total Other Compensation for Specific Groups	99,457,830

Total Personnel Services	108,927,872

Maintenance and Other Operating Expenses
Professional Services	200,000

Total Maintenance and Other Operating Expenses	200,000

Total Current Operating Expenditures	109,127,872

TOTAL NEW APPROPRIATIONS	109,127,872

DECEMBER 30, 2024	OFFICIAL GAZETTE	713
MISCELLANEOUS PERSONNEL BENEFITS FUND

GENERAL SUMMARY

MISCELLANEOUS PERSONNEL BENEFITS FUND

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. MISCELLANEOUS PERSONNEL BENEFITS FUND	₱	108,927,872,000	₱	200,000,000		₱	109,127,872,000

TOTAL NEW APPROPRIATIONS, MISCELLANEOUS PERSONNEL BENEFITS FUND	₱	108,927,872,000	₱	200,000,000		₱	109,127,872,000

714	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XL. NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND (CALAMITY FUND)

For aid, relief and rehabilitation services to communities/areas affected by human-induced and natural calamities, and repair and reconstruction of permanent structures, including other capital expenditures for disaster operation, and rehabilitation activities, as indicated hereunder	₱	21,000,000,000

New Appropriations, by Purpose

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱11,685,250,000	₱9,314,750,000	₱21,000,000,000

Special Provision(s)

1. National Disaster Risk Reduction and Management Program. The amount of Twenty Billion Pesos (₱20,000,000,000) appropriated herein for Purposes 1 and 2 may be used for, and released in accordance with the following:

(a)

Reconstruction, rehabilitation, repair, aid, relief and other works or services, including pre-disaster activities, in connection with the occurrence of natural or human-induced calamities, epidemics as declared by the DOH, crises resulting from armed conflicts, insurgency, terrorism, and other catastrophes occurring in the current or two (2) preceding years: Provided, That releases from this Fund shall be made directly by the DBM to the appropriate implementing agencies within fifteen (15) days upon the approval of the President of the Philippines, subject to the submission of complete documentary requirements by the requesting implementing agencies to the DBM.

Reconstruction or rehabilitation projects shall be implemented by the appropriate department, agency, or LGUs with the capability to implement the projects concerned and subject to the guidelines provided under Section 97 of the General Provisions of this Act; and

(b)

Additional funding source to the Quick Response Fund (QRF) of the implementing agency concerned when the balance thereof has reached fifty percent (50%), subject to the approval of the DBM, copy furnished the NDRRMC.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 757, R.A. No. 12116)

2. Quick Response Fund. The QRF allocations authorized in this Act shall be exclusively limited to those under the budgets of the following agencies:

DA – OSEC	₱	1,000,000,000
DepEd – OSEC		3,000,000,000
DOH – OSEC		500,000,000
DILG – BFP		50,000,000
DILG – PNP		50,000,000
DND – OCD		500,000,000
DPWH – OSEC		1,000,000,000
DSWD – OSEC		1,250,000,000
DOTr – PCG		75,000,000
BSGC-OEO-NIA		300,000,000

TOTAL	₱	7,725,000,000

3. People’s Survival Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for Purpose 3 shall be used in support of the adaptation projects and activities of LGUs and community organization as may be approved by the People’s Survival Fund Board in accordance with Sections 20 and 21 of R.A. No. 9729, as amended.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations.

Implementation of this provision shall be subject to the guidelines to be issued by the People’s Survival Fund Board.

4. Reporting and Posting Requirements. The implementing agencies shall submit quarterly reports on their financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	Implementing agencies’ websites.

DECEMBER 30, 2024	OFFICIAL GAZETTE	715
NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

The implementing agencies shall send written notice when said reports have been submitted or posted on their websites to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations under the National Disaster Risk Reduction and Management Fund. The DBM is hereby authorized to approve the following:

(a)	Modification of amounts within the authorized purposes; and

(b)	Use of amounts in any of the purposes of the NDRRMF to cover the deficiencies in the amounts authorized in any of the other purposes under the NDRRMF.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PURPOSE(S)
1. Aid, Relief and Rehabilitation Services to Communities/Areas Affected by Calamities, including Training of Personnel, and Other Pre-disaster Activities		₱	10,685,250,000	₱		₱	10,685,250,000
2. Repair and Reconstruction of Permanent Structures, including Capital Expenditures for Pre-disaster Operations, Rehabilitation and Other Related Activities					9,314,750,000		9,314,750,000
3. Adaptation Projects and Activities of Local Government Units and Community Organizations			1,000,000,000				1,000,000,000

TOTAL NEW APPROPRIATIONS		₱	11,685,250,000	₱	9,314,750,000	₱	21,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	11,685,250

Total Maintenance and Other Operating Expenses	11,685,250

Total Current Operating Expenditures	11,685,250

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	9,314,750

Total Capital Outlays	9,314,750

TOTAL NEW APPROPRIATIONS	21,000,000

716	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL SUMMARY

NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND (CALAMITY FUND)

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND (CALAMITY FUND)		₱11,685,250,000	₱9,314,750,000	₱21,000,000,000

TOTAL NEW APPROPRIATIONS, NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND (CALAMITY FUND)		₱11,685,250,000	₱9,314,750,000	₱21,000,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	717
PENSION AND GRATUITY FUND

XLI. PENSION AND GRATUITY FUND

For payment of pension and retirement gratuity and terminal leave benefits, including separation benefits and/or incentives, as indicated hereunder	₱	144,724,175,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS	₱	144,696,104,000	₱	28,071,000		₱	144,724,175,000

Special Provision(s)

1. Pension and Gratuity Fund. The amount of One Hundred Forty Four Billion Seven Hundred Twenty Four Million One Hundred Seventy Five Thousand Pesos (₱144,724,175,000) appropriated herein shall cover the payment of the following:

(a)

Pension of: (i) AFP retirees; (ii) war or military veterans of the DND; (iii) retired uniformed personnel of the DILG, including those for retired PNP uniformed personnel to be paid by the National Police Commission pursuant to R.A. No. 6975, as amended by R.A. No. 8551, Police Constabulary-Integrated National Police (PC-INP), NAMRIA and Philippine Coast Guard; and (iv) other retirees of the National Government;

(b)

Retirement benefits of: (i) optional retirees of the National Government; (ii) retired personnel of GOCCs, which are financially unable to pay said benefits, subject to the submission of the streamlining program and measures that will enhance efficiency and effectiveness; and (iii) personnel devolved to LGUs in accordance with N.B.C. Nos. 429 and 429-A dated September 30, 1993 and December 29, 1993, respectively;

(c)

Separation benefits or incentives of affected personnel pursuant to the implementation of: (i) reorganization, streamlining, rightsizing, merger/consolidation, abolition, privatization, and other forms of organizational restructuring authorized under applicable laws, rules and regulations; (ii) abolition of the Autonomous Regional Government in Muslim Mindanao pursuant to R.A. No. 11054;

(d)

Monetization of leave credits of National Government personnel and transferred leave credits of National Government personnel devolved to the LGUs in accordance with R.A. No. 7160, as implemented by E.O. No. 503, s. 1992 and N.B.C. Nos. 429 and 429-A; and

(e)	Other deficiencies in the authorized appropriations for retirement and terminal leave benefits.

In no case shall this Fund be used to pay any additional compensation component of pension or retirement and terminal leave benefits, such as year-end bonus, cash gifts, bonuses, per diems, allowances, overtime pay or such other benefits, unless otherwise specifically authorized under existing laws.

2. Retirement Benefits and Pension Differentials of Philippine Constabulary - Integrated National Police Retirees. The payment of retirement benefits and pension differential of the PC-INP retirees pursuant to the Supreme Court Decision in DBM vs. Manila’s Finest Retirees Association, Inc., G.R. No. 169466 promulgated on May 9, 2007 shall be based on the list of eligible PC-INP retirees with the corresponding computation of their respective retirement benefits and pensions. Said list shall be duly authenticated by the PNP and submitted to the DBM for validation of computed benefits. The computation shall exclude retirement benefits and pension previously paid to, or currently being received by, said retirees.

3. Release of Funds. Release of funds shall be made directly to the agencies concerned except for GOCCs and LGUs which shall be made through the BTr.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PURPOSE(S)
1. For payment of pension	₱	142,404,529,000	₱			₱	142,404,529,000
2. For payment of retirement and terminal leave benefits		743,564,000		26,188,000			769,752,000
3. For payment of separation benefits and/or incentives		600,000,000					600,000,000
4. For payment of monetization of leave credits		948,011,000		1,883,000			949,894,000

TOTAL NEW APPROPRIATIONS	₱	144,696,104,000	₱	28,071,000		₱	144,724,175,000

718	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Other Personnel Benefits	600,000

Total Other Compensation for Specific Groups	600,000

Other Benefits
Retirement Gratuity	383,477
Terminal Leave	710,896

Total Other Benefits	1,094,373

Other Personnel Benefits
Pension, Civilian Personnel	835,290

Total Other Personnel Benefits	835,290

Military/Uniformed Personnel
Other Benefits
Retirement Gratuity	328,473
Terminal Leave	268,729

Total Other Benefits	597,202

Other Personnel Benefits
Pension, Military/Uniformed Personnel	132,308,285
Pension, Veterans	9,260,954

Total Other Personnel Benefits	141,569,239

Total Personnel Services	144,696,104

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	28,071

Total Maintenance and Other Operating Expenses	28,071

Total Current Operating Expenditures	144,724,175

TOTAL NEW APPROPRIATIONS	144,724,175

DECEMBER 30, 2024	OFFICIAL GAZETTE	719
PENSION AND GRATUITY FUND

GENERAL SUMMARY

PENSION AND GRATUITY FUND

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PENSION AND GRATUITY FUND	₱	144,696,104,000	₱	28,071,000		₱	144,724,175,000

TOTAL NEW APPROPRIATIONS, PENSION AND GRATUITY FUND	₱	144,696,104,000	₱	28,071,000		₱	144,724,175,000

720	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XLII. REVISED AFP MODERNIZATION PROGRAM

For the Revised AFP Modernization Program in accordance with R.A. No. 10349, as indicated hereunder	₱	35,000,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
TOTAL NEW APPROPRIATIONS			₱	35,000,000,000	₱	35,000,000,000

Special Provision(s)

1. Release and Use of Fund. The amount of Thirty Five Billion Pesos (₱35,000,000,000) appropriated herein for the Revised AFP Modernization Program shall be used exclusively to support the funding requirements for the modernization projects of the AFP and shall be administered by the Secretary of National Defense in accordance with R.A. No. 10349.

The allotment for the purpose shall be issued only upon submission by the DND of the recommendation by the appropriate bids and awards committee of the award of contracts for the modernization projects.

2. Reporting and Posting Requirements. The AFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	AFP’s website.

The AFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PURPOSE(S)
Revised AFP Modernization Program
For the Acquisition and Upgrading of AFP Equipment/ System under the Revised AFP Modernization Program			₱	35,000,000,000	₱	35,000,000,000

Sub-total, Purpose(s)				35,000,000,000		35,000,000,000

TOTAL NEW APPROPRIATIONS			₱	35,000,000,000	₱	35,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	35,000,000

Total Capital Outlays	35,000,000

TOTAL NEW APPROPRIATIONS	35,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	721
REVISED AFP MODERNIZATION PROGRAM

GENERAL SUMMARY

REVISED AFP MODERNIZATION PROGRAM

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. REVISED AFP MODERNIZATION PROGRAM			₱	35,000,000,000	₱	35,000,000,000

TOTAL NEW APPROPRIATIONS, REVISED AFP MODERNIZATION PROGRAM			₱	35,000,000,000	₱	35,000,000,000

722	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XLIII. UNPROGRAMMED APPROPRIATIONS

For fund requirements in accordance with the purposes indicated hereunder	₱	531,665,456,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
TOTAL NEW APPROPRIATIONS	₱	15,000,000,000	₱	215,500,950,000	₱	301,164,506,000	₱	531,665,456,000

Special Provision(s)

1. Availment of the Unprogrammed Appropriations. The amounts authorized herein for Purpose Nos. 1 and 3-25 may be used when any of the following exists:

(a)	Excess revenue collections in any one of the identified non-tax revenue sources from its corresponding revenue collection target, as reflected in the BESF;

(b)	New revenue collections or those arising from new tax or non-tax sources which are not part of, nor included in, the original revenue sources reflected in the BESF; or

(c)	Approved loans for foreign-assisted projects.

Release of funds shall be subject to the submission of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations, and the following: (i) for excess revenue collections, issuance of a certification that remitted collections to the BTr from a particular revenue source has exceeded the corresponding revenue collections target; or (ii) for new revenue collections, issuance of a certification that remitted collections identified were not part of, nor included in, the original revenue collection targets reflected.

In the case of approved loans for foreign-assisted projects, the issuance of allotment covering the loan proceeds shall be subject to: (i) validation by the DBM of the perfection of the loan agreement; or (ii) submission by the agency concerned of a Special Budget Request, together with the physical and financial plan, project profile, and a copy of the perfected loan agreement, as approved in accordance with pertinent laws, rules, regulations, and guidelines issued thereon.

Nevertheless, prioritization of funding of the purposes under the Unprogrammed Appropriations may be as follows, presented from top priority:

(a)	Not requiring excess/new revenue collections:

(i)	Support to foreign-assisted projects; and

(ii)	Budgetary Support to GOCCs;

(b)	Requiring excess/new revenue collections:

(i)	Personnel benefits;

(ii)	Social services;

(iii)	Government of the Philippines counterpart of foreign-assisted projects;

(iv)	Infrastructure projects; and

(v)	Other priority projects authorized within Purpose Nos. 1 and 3 - 25.

Notwithstanding the foregoing, the order of priority may be modified to support the funding of urgent or implementation-ready projects which are: (1) based on commitments to international/multilateral organizations; or (2) in furtherance of (i) the Philippine Development Plan 2023-2028, (ii) the Medium-Term Fiscal Framework, (iii) the 8-Point Socioeconomic Agenda, and (iv) those that may be identified as key budget priorities.

In view of the nature of the sources of funding for Unprogrammed Appropriations, the validity period of releases covering Unprogrammed Appropriations shall be until December 31, 2025, while obligations and disbursements therefrom shall be subject to the rule under Section 70 of the General Provisions in this Act.

2. Strengthening Assistance for Government Infrastructure and Social Programs. The amount appropriated herein chargeable against Purpose No. 1, shall be used in support for infrastructure projects and social programs.

Release of funds shall be subject to Special Provision No. 1 hereof and the guidelines issued by the agencies concerned.

3. Conversion of National Government Advances into Subsidy for Government-Owned or -Controlled Corporations. The amount of Six Billion Two Hundred Sixty Nine Million Pesos (₱6,269,000,000) used to cover the National Government advances for debt servicing of loan obligations of GOCCs and interest on the National Government advances, shall be converted into subsidy. Such conversion shall require the issuance of SARO for book entry purposes chargeable against Purpose No. 2.

4. Support to Foreign-Assisted Projects. The amount appropriated herein chargeable against Purpose No. 3 shall be used to support foreign-assisted programs and projects, such as but not limited to the following:

(i)	Pang-Agraryong Tulay Para sa Bagong Bayanihan ng Magsasaka (PBBM Bridges);

(ii)	Support to Parcelization of Lands for Individual Titling (SPLIT) Project;

(iii)	Philippine Digital Infrastructure Project (PDIP);

(iv)	Light Rail Transit (LRT) Line 1 Cavite Extension Project JICA Loan No. PH-P255;

DECEMBER 30, 2024	OFFICIAL GAZETTE	723
UNPROGRAMMED APPROPRIATIONS

(v)	MRT Line 4 Project;

(vi)	New Cebu International Container Port (NCICP), KEDCF Loan No. PHL-19;

(vii)	Maritime Safety Enhancement Project (MSEP), KEDCF Loan No. PHL-21;

(viii)	Maritime Safety Capability Improvement Project (MSCIP) Phases II and III;

(ix)	EDSA Greenways Project ADB Loan Nos. 8391-PHI and 4043-PHI;

(x)	Metro Manila Flood Management Project, Phase I (MMFMP1) Loan Proceeds-000023-1-PH and Loan Proceeds-8784-PH;

(xi)	Philippine Seismic Risk Reduction and Resilience Project (PSRRRP);

(xii)	Arterial Road Bypass Construction Project, Phase III;

(xiii)	Bataan-Cavite Interlink Bridge Project;

(xiv)	Cebu-Mactan Bridge and Coastal Road Construction Project;

(xv)	Davao City Bypass Construction Project (South and Center Sections), PH-P261;

(xvi)	Davao City Bypass Construction Project (South and Center Sections), PH-P273;

(xvii)	Improving Growth Corridors in Mindanao Road Sector Project (IGCMRSP);

(xviii)	Infrastructure Preparation and Innovation Facility (IPIF) - Second Additional Financing (AF-2), Output 1: Roads and Bridges;

(xix)	Metro Manila Interchange Construction Project, Phase VI;

(xx)	Metro Manila Priority Bridges Seismic Design Improvement Project (MMPBSIP);

(xxi)	Philippines-Korea Project Preparation Facility (PK-PPF), Output 3 (Roads and Bridges);

(xxii)	Priority Bridges Crossing Pasig-Marikina River and Manggahan Floodway Bridges;

(xxiii)	Reconstruction and Development Plan for Greater Marawi, Stage 2 (Bangon Marawi Output 2);

(xxiv)	Road Network Development Project in Conflict-Affected Areas in Mindanao (RNDPCAAM);

(xxv)	Samal Island Davao City Connector Project;

(xxvi)	Cavite Industrial Area Flood Risk Management Project (CIA-FRMP);

(xxvii)	Davao City Flood Control and Drainage Project - Priority Projects for Riverine Flood in Davao City;

(xxviii)	Infrastructure Preparation and Innovation Facility (IPIF) - Additional Financing, Output 2 (Water Projects);

(xxix)	Infrastructure Preparation and Innovation Facility (IPIF) - Second Additional Financing (AF-2), Output 2: Water Projects;

(xxx)	Integrated Flood Resilience and Adaptation 1 (Infra 1) Project;

(xxxi)	Pasig-Marikina River Channel Improvement Project (PMRCIP), Phase IV;

(xxxii)	Philippines-Korea Project Preparation Facility (PK-PPF), Output 2 (Flood Control);

(xxxiii)	Rural Agro-Enterprise Partnership for Inclusive Development and Growth (RAPID Growth);

(xxxiv)	Cebu Bus Rapid Transit (BRT) Project;

(xxxv)	Davao Public Transport Modernization Project (DPTMP);

(xxxvi)	Infrastructure Preparation and Innovation Facility (IPIF) - Second Additional Financing (AF-2);

(xxxvii)	Maritime Safety Capability Improvement Project (MSCIP) Phase I JICA Loan Nos. PH-257, PHJ-263 and PH-P281;

(xxxviii)	Metro Manila Subway Project (MMSP) Phase I;

(xxxix)	Metro Rail Transit (MRT) Line 3 Rehabilitation Project;

(xl)	New Dumaguete Airport Development Project; and

(xli)	North-South Commuter Railway System.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 756, R.A. No. 12116)

5. Risk Management Program. The amount of One Billion Pesos (₱1,000,000,000) chargeable against Purpose No. 4 shall be used for the government’s Risk Management Program to cover commitments made by, and obligations of, the National Government in the agreements covering Public-Private Partnership (PPP) projects, subject to the following:

(a)	Compliance with the conditions for the release of the Unprogrammed Appropriations under Special Provision No. 1 hereof;

(b)

Approval of the PPP projects by the NEDA Board or the Investment Coordination Committee, in accordance with R.A. No. 11966. In case of obligations assumed by GOCCs, issuance or execution of a performance undertaking or other similar instrument by the agency concerned confirming that the National Government will assume said obligations in case of default by the GOCC; and

(c)	Approval of the use of the Unprogrammed Appropriations by the DBCC upon recommendation by the head of the agency concerned and the DBCC-Technical Working Group on Contingent Liabilities.

Implementation of this provision shall be subject to guidelines that may be issued for the purpose.

6. Refund of the Service Development Fee for the Right to Develop the Nampeidai Property in Tokyo, Japan. The amount of Two Hundred Ten Million Five Hundred Seventy Nine Thousand Pesos (₱210,579,000) chargeable against Purpose No. 5 shall be used exclusively for the Refund of the Service Development Fee on the right to develop the Nampeidai Property in Tokyo, Japan to Nagayama-Taisei Consortium (NTC), pursuant to the Notice of Termination dated June 11, 2009 issued by the Secretary of Finance cancelling the award to NTC on the right to develop the Nampeidai Property.

Release for the refund shall be subject to Special Provision No. 1 hereof, prior endorsement by the Secretary of Finance that the conditions, if any, for the refund have been complied with, and submission by the DOF of certification from the BTr that the amount corresponding to the Service Development Fee has actually been deposited with the National Treasury as income of the General Fund.

7. Comprehensive Automotive Resurgence Strategy (CARS) Program. The amount of Three Hundred Sixty Four Million Ninety Nine Thousand Pesos (₱364,099,000) appropriated under the Fiscal Support Arrearages for Comprehensive Automotive Resurgence Strategy (CARS) Program chargeable against Purpose No. 7, shall be used for payment of the issued tax payment certificates to registered and eligible participants pursuant to E.O. No. 182, s. 2015.

Release of funds for the purpose shall be subject to Special Provision No. 1 hereof.

724	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

~~[8. Rice Competitiveness Enhancement Fund. The amount of Five Billion Pesos (₱5,000,000,000) chargeable against Purpose No. 11 shall be credited to a Special Account in the General Fund, constituted as the Rice Competitiveness Enhancement Fund (RCEF), pursuant to Hi. No. 11203, as amended by R.A. Ho. 12078. The amount shall be released directly to the implementing agencies and used for the attainment of the objectives and plans of the Rice Industry Roadmap, subject to the guidelines issued thereon, in accordance with the following allocation:~~

~~(a)~~

~~Rice Farm Machineries and Equipment - sixty percent (60%) of the fund shall be released to and implemented by the Philippine Center for Postharvest Development and Mechanization (PHilMech) as grant in kind to eligible fanners associations, registered rice cooperatives and LGUs according to their choice, in the form of rice farm equipment, such as tillers, tractors, seeders, threshers, rice planters, harvesters, irrigation pumps, small solar irrigation, reapers, dryers, millers and postharvest and processing facilities such as warehouses, grain storage facilities, and drying facilities: Provided, That the PHilMech shall procure from accredited manufacturers and local machine fabricators to spur the establishment of farm level fabrication, repair, and maintenance of farm implements and equipment and to assist in the promotion of locally manufactured farm machineries and equipment and ensure their maximum utilization: Provided, further, That five percent (5%) of the allocation for rice farm machineries and equipment under this subparagraph shall be allotted for the promotion, establishment, support and development of fabrication, repair, and maintenance centers (FARM Cs) of farm machinery, equipment and tools, including grants to be given every year to at least two (2) FARM Cs in each RCEF rice producing province. The PHilMech shall continuously collaborate with existing and emerging FARM-Cs nationwide. For this purpose, FARM C shall refer to setting up of machine shops and fabrication hubs in rural areas which shall repair the existing agricultural equipment of farmers cooperatives, associations, and LGUs given under RCEF.~~

~~(b)~~

~~Rice Seed Development, Propagation and Promotion - forty percent (40%) of the fund shall be released to and implemented by the PhilRice, and shall be used for the development, propagation, distribution, and promotion of high quality inbred seeds to rice farmers and the organization of rice farmers into seed growers associations and/or cooperatives engaged in seed production and trade.~~

~~Release of funds for the purpose shall bo subject to Special Provision No. 1 hereof.~~

~~The BOC and the DA shall submit separate reports on the annual remittance and disbursement of funds to the Senate Committee on Agriculture, Food and Agrarian Reform and the House Committee on Agriculture and Food.~~] (DIRECT VETO- President’s veto Message, December 30, 2024, Volume I-B, page 755, R.A. No. 12116)

9. Use of Excess Revenue from the Total Annual Tariff Revenue from Rice Importation. The amount under Purpose No. 1 may also be utilized for the authorized purpose/s provided under Section 13 of R.A. Ho. 11203, as amended by R.A. No. 12078, and Section 3 of R.A. No. 11598.

Release of funds shall be subject to collection of annual tariff revenue from rice importation of the preceding year in excess of Ten Billion Pesos (₱l0,000,000,000) pursuant to Section 13 of R.A. No. 11203, as amended by R.A. No. 12078, based on the certification of the BOC on the tariff revenue collection on rice importation. The Permanent Steering Committee shall submit to the Congressional Oversight Committee on Agricultural and Fisheries Modernization a yearly report on the usage of excess tariff collection, including their impact.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 30, 2024, Volume I-B, page 757, R.A. No. 12116)

10. Amounts under the Unprogrammed Appropriations. The DBM is hereby authorized to approve the following:

(a)	Modification of amounts within the authorized purposes; and

(b)

Use of amounts in any of the Purposes of the Unprogrammed Appropriations, except the Budgetary Support to GOCCs and the Support to Foreign-Assisted Projects, as additional appropriations to cover deficiencies in the amounts authorized in any of the other purposes under the Unprogrammed Appropriations.

The DBM shall post on its website the status of monthly releases charged against the Unprogrammed Appropriations.

11. Reportorial Requirement. The DBM shall submit to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on releases from the Unprogrammed Appropriations.

New Appropriations. by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PURPOSE(S)
1. Strengthening Assistance for Government Infrastructure and Social Programs	₱	₱	63,743,068,000	₱	96,379,456,000	₱	160,122,524,000
2. Budgetary Support to Government-Owned and/or -Controlled Corporations			6,269,000,000				6,269,000,000
3, Support to Foreign-Assisted Projects			6,531,556,000		105,627,050,000		112,158,606,000
4. Risk Management Program			1,000,000,000				1,000,000,000
5. Refund of the Service Development Fee for the Right to Develop the Nampeidai Property in Tokyo, Japan			210,579,000				210,579,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	725
UNPROGRAMMED APPROPRIATIONS

6. Revised AFP Modernization Program						40,000,000,000		40,000,000,000
7. Fiscal Support Arrearages for Comprehensive Automotive Resurgence Strategy (CARS) Program				364,099,000				364,099,000
8. Marawi Siege Victims Compensation Program				2,000,000,000				2,000,000,000

[~~9. Priority Social Programs for Health (including Health Facilities Enhancement Program), Social Welfare and Development, Higher Education, and Technical and Vocational Education, and Other Social Programs~~

				~~71,132,648,000~~		~~5,858,000,000~~		~~76,990,648,000~~	]
10. For Government Counterpart of Foreign-Assisted Projects						26,300,000,000		26,300,000,000
[~~11. Rice Competitiveness Enhancement Fund~~				~~2,000,000,000~~		~~3,000,000,000~~		~~5,000,000,000~~	]
[~~12. Asset Preservation Program~~						~~10,000,000,000~~		~~10,000,000,000~~	]
[~~13. For Payment of Right-of-Way~~						~~7,500,000,000~~		~~7,500,000,000~~	]
[~~14. Pre-Feasibility Studies/Preliminary and Detailed Engineering~~						~~2,500,000,000~~		~~2,500,000,000~~	]
[~~15. Public Private Partnership - Strategic Support Fund (including Right-of-Way and Subsidy)~~						~~1,000,000,000~~		~~1,000,000,000~~	]
[~~16. Maintenance, Repair and Rehabilitation of Infrastructure Facilities Roads (Routine Maintenance of National Roads)~~				~~2,000,000,000~~				~~2,000,000,000~~	]
[~~17. Infrastructure Flagship Projects (IFP)/High Impact Projects~~						~~3,000,000,000~~		~~3,000,000,000~~
18. For Payment of Personnel Services Requirements		15,000,000,000						15,000,000,000
[~~19. Pambansang Pabahay Para sa Pilipino (4PH) Program~~				~~1,000,000,000~~				~~1,000,000,000~~	]
[~~20. Social Pension for Indigent Senior Citizens~~				~~1,000,000,000~~				~~1,000,000,000~~	]
[~~21. DepEd Computerization Program~~				~~5,000,000,000~~				~~5,000,000,000~~	]
[~~22. Public Health Emergeny Benefits and Allowances for Healthcare and Non-Healthcare Workers~~				~~2,000,000,000~~				~~2,000,000,000~~	]
[~~23. Pantawid Pamilyang Pilipino Program (4Ps)~~				~~50,000,000,000~~				~~50,000,000,000~~	]
[~~24. Community Mortgage Program of the Social Housing Finance Corporation~~				~~500,000,000~~				~~500,000,000~~	]
[~~25. Revitalizing the Automotive Industry for Competitiveness Enhancement (RACE) Program~~				~~750,000,000~~				~~750,000,000~~	]

TOTAL NEW APPROPRIATIONS	₱	15,000,000,000	₱	215,500,950,000	₱	301,164,506,000	₱	531,665,456,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

726	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Current Operating Expenditures

Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Other Personnel Benefits	15,000,000

Total Other Compensation for Specific Groups	15,000,000

Total Personnel Services	15,000,000

Maintenance and Other Operating Expenses
Travelling Expenses	91,196
Training and Scholarship Expenses	333,848
Supplies and Materials Expenses	5,029,294
Utility Expenses	2,825
Communication Expenses	3,825
Survey, Research, Exploration and Development Expenses	3,218,608
Professional Services	762,914
Repairs and Maintenance	2,005,380
Financial Assistance/Subsidy	162,394,436
Taxes, Insurance Premiums and Other Fees	80,000
Other Maintenance and Operating Expenses
Representation Expenses	7,547
Transportation and Delivery Expenses	22,800
Rent/Lease Expenses	565,079
Subscription Expenses	192,505
Other Maintenance and Operating Expenses	40,790,693

Total Maintenance and Other Operating Expenses	215,500,950

Total Current Operating Expenditures	230,500,950

Capital Outlays
Loans Outlay	500,000
Property, Plant and Equipment Outlay
Land Outlay	230,000
Infrastructure Outlay	245,098,507
Buildings and Other Structures	446,804
Machinery and Equipment Outlay	54,481,035
Transportation Equipment Outlay	408,160

Total Capital Outlays	301,164,506

TOTAL NEW APPROPRIATIONS	531,665,456

DECEMBER 30, 2024	OFFICIAL GAZETTE	727
UNPROGRAMMED APPROPRIATIONS

GENERAL SUMMARY

UNPROGRAMMED APPROPRIATIONS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. UNPROGRAMMED APPROPRIATIONS	₱	15,000,000,000	₱	215,500,950,000	₱	301,164,506,000	₱	531,665,456,000

TOTAL NEW APPROPRIATIONS, UNPROGRAMMED APPROPRIATIONS	₱	15,000,000,000	₱	215,500,950,000	₱	301,164,506,000	₱	531,665,456,000

DECEMBER 30, 2024	OFFICIAL GAZETTE
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

BUDGETS OF DEPARTMENT OF ENERGY

ATTACHED CORPORATIONS

FISCAL YEAR 2025

728	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025

(In Thousand Pesos)

SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses a/		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	809,450	₱	285,874	₱		₱	1,095,324
2. Support to Operations						163,309		163,309
3. Operations
a. National Rural Electrification Program				5,047,337				5,047,337
b. Loans to Electric Cooperatives						2,095,000		2,095,000
4. Prior Years’ Subsidy				37,335				37,335

GRAND TOTAL	₱	809,450	₱	5,370,546	₱	2,258,309	₱	8,438,305

a/ Net of depreciation expense

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025	Schedule I
(In Thousand Pesos)
NATIONAL GOVERNMENT EQUITY AND/OR SUBSIDY

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. Operations
a. National Rural Electrification Program		₱	5,047,337	₱		₱	5,047,337
b. Loans to Electric Cooperatives					795,000		795,000
2. Prior Years’ Subsidy			37,335				37,335

TOTAL		₱	5,084,672	₱	795,000	₱	5,879,672

DECEMBER 30, 2024	OFFICIAL GAZETTE	729
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025	Schedule II
(In Thousand Pesos)
CORPORATE FUNDS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses a/		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	809,450	₱	285,874	₱		₱	1,095,324
2. Support to Operations						163,309		163,309
3. Operations
a. Loans to Electric Cooperatives						1,300,000		1,300,000

TOTAL	₱	809,450	₱	285,874	₱	1,463,309	₱	2,558,633

a/ Net of depreciation expense

Special Provision(s)

1. Approval of the FY 2025 Corporate Operating Budget of the National Electrification Administration under R.A. No. 7638. The FY 2025 Corporate Operating Budget (COB) of the NEA is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, A.O. No. 14 dated December 10, 2018, Budget Circular (B.C.) No. 2022-1 dated February 11, 2022, B.C. No. 2022-1A dated March 1, 2023, and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances, and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, Memorandum Order No. 20, s. 2001, E.O. No. 150, s. 2021, and such other guidelines issued by the GCG.

4. Payment of Terminal Leave Benefits. Payment of terminal leave benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amount of Fifty Three Million Nine Hundred Seventy One Thousand Pesos (₱53,971,000) shall be used exclusively for the payment of terminal leave benefits to the affected NEA personnel.

5. Budget Flexibility. The NEA Board of Administrators is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the NEA’s control such as, but not be limited to: (i) currency depreciation; (ii) inflation; (iii) change in interest rates; (iv) change in programs or projects; and (v) change in schedule of project implementation.

In the exercise of said authority, the NEA shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources, which shall include, but not limited to, MOOE and Capital Outlays.

6. Augmentation Beyond Approved Corporate Operating Budget. The NEA Board of Administrators is authorized to augment and disburse funds beyond the total amount approved in this Act for the continuous implementation of the Strategized Rural Electrification and Operational Reliability for Electric Cooperatives (ECs) Projects, and the rehabilitation, repair or reconstruction of distribution facilities damaged by natural and human-induced calamities, and provision for EC’s capital requirements through loans outlay. The funds shall be sourced from the unutilized balances of prior years’ subsidy by the National Government, new funding sources as certified by the Chief Accountant and Administrator of NEA, and available corporate funds to finance loans outlay to ECs.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

730	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

7. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the NEA shall be deposited with the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

8. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

9. Transparency Seal. To enhance transparency and enforce accountability, the NEA shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects and their target beneficiaries; (vi) status of implementation, evaluation and/or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Updated People’s Freedom of Information (FOI) Manual signed by head of agency, Updated One-Page FOI Manual and Agency FOI Reports; and (ix) year-end financial reports for the last three (3) fiscal years.

The Administrator of the NEA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE	731
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025

(In Thousand Pesos)

SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses a/		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	691,551	₱	585,683	₱	357,780	₱	1,635,014
2. Support to Operations				191,124				191,124
3. Operations
Missionary Electrification Program		1,366,013		13,709,456		1,777,484		16,852,953
4. Debt Servicing				2,238,116				2,238,116
5. Other Expenditures		25,178		15,284,637				15,309,815
6. As Operator of PSALM’s Assets		941,519		705,910				1,647,429
7. Prior Years’ Subsidy						1,414,481		1,414,481

GRAND TOTAL	₱	3,024,261	₱	32,714,926	₱	3,549,745	₱	39,288,932

a/ Net of depreciation expense

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025	Schedule I
(In Thousand Pesos)
NATIONAL GOVERNMENT SUBSIDY

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. Operations
Missionary Electrification Program			₱	870,905	₱	870,905

732	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2. Prior Years’ Subsidy		1,414,481		1,414,481

TOTAL	₱	2,285,386	₱	2,285,386

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025	Schedule II
(In Thousand Pesos)
CORPORATE FUNDS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses a/		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	691,551	₱	585,683	₱	357,780	₱	1,635,014
2. Support to Operations				191,124				191,124
3. Operations
Missionary Electrification Program		1,366,013		13,709,456		906,579		15,982,048
4. Debt Servicing				2,238,116				2,238,116
5. Other Expenditures		25,178		15,284,637				15,309,815
6. As Operator of PSALM’s Assets		941,519		705,910				1,647,429

TOTAL	₱	3,024,261	₱	32,714,926	₱	1,264,359	₱	37,003,546

a/ Net of depreciation expense

Special Provision(s)

1. Approval of the FY 2025 Corporate Operating Budget of the National Power Corporation under R.A. No. 7638. The FY 2025 Corporate Operating Budget (COB) of the NPC is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, A.O. No. 14 dated December 10, 2018, Budget Circular (B.C.) No. 2022-1 dated February 11, 2022, B.C. No. 2022-1A dated March 1, 2023, and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances, and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, Memorandum Order No. 20, s. 2001, E.O. No. 150, s. 2021, and such other guidelines issued by the GCG.

4. Payment of Terminal Leave Benefits. Payment of terminal leave benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amount of Two Hundred Forty One Million Two Hundred Eighty Five Thousand Pesos (₱241,285,000) shall be used exclusively for the payment of terminal leave benefits to the affected NPC personnel.

DECEMBER 30, 2024	OFFICIAL GAZETTE	733
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

5. Budget Flexibility. The NPC Board of Directors is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the NPC’s control such as, but not limited to: (i) occurrence of natural calamities; (ii) currency depreciation; (iii) inflation; (iv) change in interest rates; (v) increase in oil, steam, coal or natural gas prices; (vi) change in generation mix and demand including purchased power; (vii) change in generation or transmission system plan or program; (viii) change in programs or projects; (ix) change in schedule of project implementation; (x) transfer or elimination of projects or installations that are hazardous to the health or safety of inhabitants; and (xi) reorganization, subsidiarization or privatization should conditions warrant.

In the exercise of said authority, the NPC shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

6. Augmentation Beyond Approved Corporate Operating Budget. The NPC Board of Directors is authorized to augment and disburse funds beyond the total amount approved in this Act exclusively for the MOOE and Capital Outlay requirements related to missionary electrification, and rehabilitation and management of watershed areas due to the effects of peso devaluation, fuel price increase in the market, improvement or changes in power generation activities or demand of customers, electrification of new areas, increase in taxes and production costs, or imposition of new taxes.

The fund shall be sourced from new funding sources, such as income arising from increase in universal and generation charges approved by the Energy Regulatory Commission or grant of financial assistance by LGUs and other sources as authorized under existing laws, guidelines and issuances such as, but not limited to, R.A. No. 9136 and its IRR, as certified by the Chief Accountant and President of NPC.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

7. Collection of Delinquent Receivables from Electric Cooperatives under the Small Power Utilities Group. In order to augment the fund sources necessary to support the budgetary requirements of the NPC and ensure the viability of its operations, the NPC Board of Directors is hereby authorized to act with finality, without further need of confirmation, appraisal, or assessment from other government agencies, the settlement and compromise of accrued penalties, interest and other charges due from electric cooperatives. In all cases, the NPC Board of Directors shall ensure that the approved settlement and compromise shall not be against provisions of law or public policy, and shall be consistent with public interest and redound to the benefit of the National Government.

8. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the NPC shall be deposited with the National Treasury as income of the General Fund pursuant to R. A. No. 7656.

9. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

10. Transparency Seal. To enhance transparency and enforce accountability, the NPC shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects and their target beneficiaries; (vi) status of implementation, evaluation and/or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Updated People’s Freedom of Information (FOI) Manual signed by the head of agency, Updated One-Page FOI Manual and Agency FOI Reports; and (ix) year-end financial reports for the last three (3) fiscal years.

The President of the NPC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

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GENERAL APPROPRIATIONS ACT, FY 2025

III. PHILIPPINE NATIONAL OIL COMPANY

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025

(In Thousand Pesos)

SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses a/		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	143,488	₱	361,662	₱	53,690	₱	558,840
2. Support to Operations		27,857		7,951				35,808
3. Operations		55,751		476,852		118,368		650,971

GRAND TOTAL	₱	227,096	₱	846,465	₱	172,058	₱	1,245,619

a/ Net of depreciation expense

III. PHILIPPINE NATIONAL OIL COMPANY

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2025	Schedule I
(In Thousand Pesos)
CORPORATE FUNDS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses a/		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	143,488	₱	361,662	₱	53,690	₱	558,840
2. Support to Operations		27,857		7,951				35,808
3. Operations		55,751		476,852		118,368		650,971

TOTAL	₱	227,096	₱	846,465	₱	172,058	₱	1,245,619

a/ Net of depreciation expense

Special Provision(s)

1. Approval of the FY 2025 Corporate Operating Budget of the Philippine National Oil Company under R.A. No. 7638. The FY 2025 Corporate Operating Budget (COB) of the PNOC is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

DECEMBER 30, 2024	OFFICIAL GAZETTE	735
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, A.O. No. 14 dated December 10, 2018, Budget Circular (B.C.) No. 2022-1 dated February 11, 2022, B.C. No. 2022-1A dated March 1, 2023, and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances, and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, Memorandum Order No. 20, s. 2001, E.O. No. 150, s. 2021, and such other guidelines issued by the GCG.

4. Payment of Terminal Leave, Separation or Retirement Benefits. Payment of terminal leave, separation or retirement benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amounts of Seven Million Three Hundred Twenty Three Thousand Pesos (₱7,323,000) and Nine Hundred Ninety Nine Thousand Pesos (₱999,000) shall be used exclusively for the payment of terminal leave and separation benefits, respectively, to the affected PNOC personnel based on the list submitted by PNOC to the DBM. In no case shall said amounts be used to pay affected personnel who are eligible to receive separation or retirement benefits under applicable laws.

5. Budget Flexibility. The PNOC Board of Directors is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the PNOC’s control such as, but not limited to: (i) currency depreciation; (ii) inflation; (iii) change in interest rates; (iv) change in programs or projects; (v) increase in taxes; (vi) increase in costs associated with the privatization of subsidiaries; and (vii) payment of obligations as a result of final judgment of the court.

In the exercise of said authority, PNOC shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

6. Funds for Capital Outlays. Notwithstanding the provisions of Special Provision No. 5, the PNOC and its subsidiaries shall utilize Capital Outlays provided herein for the primary purposes of exploration, exploitation and development of energy resources as well as the production, refining, tankerage and/or shipping, storage, and transport of oil or petroleum operations: Provided , That any use of funds for Capital Outlay for production, refining, tankerage, and/or shipping, storage, and transport of oil or petroleum operations shall be subject to a detailed feasibility study.

An amount not exceeding One Billion Pesos (₱1,000,000,000) in the aggregate and with equity investment not to exceed thirty-six percent (36%) of the outstanding capital stock may be invested in entities not engaged in the above primary purposes but are engaged in any of PNOC’s purposes as specified in Section 4 of P.D. No. 334, as amended.

In no case shall Capital Outlays be used as loans or advances to entities not engaged in the above primary purposes.

7. PNOC Renewables Corporation. The PNOC shall not provide funds for additional investment, capitalization, loans or advances to the PNOC Renewables Corporation unless it is for the purpose of winding down of the latter.

8. Augmentation Beyond Approved Corporate Operating Budget. The PNOC is hereby authorized to augment and disburse funds beyond the total amount approved in this Act, using corporate funds, for the payment of monetary claims, tax deficiency assessments, damages, and all other judgment obligations pursuant to any final and executory decision that may be rendered during the year.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

9. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the PNOC shall be deposited with the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

10. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

11. Transparency Seal. To enhance transparency and enforce accountability, the PNOC shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects and their target beneficiaries; (vi) status of implementation, evaluation and/or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Updated People’s Freedom of Information (FOI) Manual signed by the head of agency, Updated One-Page FOI Manual and Agency FOI Reports; and (ix) year-end financial reports for the last three (3) fiscal years.

The President of the PNOC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

DECEMBER 30, 2024	OFFICIAL GAZETTE
GENERAL PROVISIONS

GENERAL PROVISIONS

FISCAL YEAR 2025

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GENERAL APPROPRIATIONS ACT, FY 2025

GENERAL PROVISIONS

Sec. 2. FY 2025 Budget with Unified Accounts Code Structure. All items of appropriations in this Act shall be given account codes by the DBM pursuant to the Unified Accounts Code Structure. These account codes shall be used in the release of the appropriations in this Act for a unified accounting, auditing, and reporting of all the financial transactions of the government.

Sec. 3. The General Appropriations Act as the Allotment Order. The General Appropriations Act (GAA), upon its effectivity, shall be considered the allotment authorizing agencies to obligate in accordance with its provisions, except for the following:

(a)	Appropriations that by virtue of law, general or special provisions, and rules and regulations have conditions or requirements before release; and

(b)	Lump-sum appropriations in the agency budget and special purpose funds that have no details necessary for release.

In the case of automatic appropriations, the allotment shall be issued by the DBM upon compliance with the conditions provided by law.

The DBM shall identify the items of appropriations in the GAA which are not covered by the GAA as the allotment order and submit a copy thereof to the Speaker of the House of Representatives, President of the Senate of the Philippines, House Committee on Appropriations, and Senate Committee on Finance.

RECEIPTS AND INCOME

Sec. 4. Receipts or Revenues Collected by Agencies. As a general rule, all fees, charges, assessments, and other receipts or revenues collected by departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy in the exercise of their mandated functions, at such rates as are now or may be approved by the appropriate approving authority shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987, and Section 65 of P.D. No. 1445.

Exceptions to the foregoing are:

(a)

Receipts authorized by law to be recorded as a Special Account in the General Fund, Trust Fund, or a fund other than the General Fund which shall be established in accordance with rules and regulations as may be issued by the Permanent Committee created under Section 45, Chapter 5, Book VI of E.O. No. 292. The said special funds may be made available for expenditure, subject to any special provision of the agencies concerned; and

(b)	Other instances authorized by law.

Disbursements or expenditures by agencies from use or retention of income absent the above legal authority or from income deposited outside of the National Treasury without legal basis shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing laws.

All agencies shall ensure that fees, charges and assessments collected cover the costs of services delivered to the public. They may be allowed to raise their fees and charges in accordance with A.O. No. 31, s. 2012, DOF-DBM-NEDA J.C. No. 1-2013 dated January 30, 2013, and such other guidelines issued by the agencies concerned. The schedule of fees, charges and assessments collectible by any government agency, as well as any updates thereon, shall be posted on their respective websites and in big bold characters in a conspicuous place within the agency, including its regional, provincial, field or extension offices.

Sec. 5. Donations. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs may accept donations, contributions, grants, bequests or gifts, in cash or in kind, from various sources, domestic or foreign, for purposes relevant to their functions. In the case of grants, in cash or in kind, from governments of foreign countries, their agencies and instrumentalities or multilateral institutions or organizations, acceptance thereof shall be subject to the prior clearance and approval by the President or his authorized representative based on the recommendation of the Secretary of Finance. On the other hand, other donations, in cash or in kind, from foreign governments shall require prior clearance and approval by the President or his authorized representative based on the recommendation of the Secretary of Foreign Affairs.

Receipts from donations, whether in cash or in kind, shall be accounted for in the books of the donee-government agency in accordance with accounting and auditing rules and regulations. The receipts from cash donations and proceeds from sale of donated commodities shall be deposited with the National Treasury and recorded as a Special Account in the General Fund and shall be available to the implementing agency concerned through a Special Budget Request, and other relevent budgetary requirements in accordance with applicable laws, rules, and regulations.

The cash value of the donations shall be deemed automatically appropriated for the purpose specified by the donor. Donations with a term not exceeding one (1) year shall be treated as trust receipts in accordance with Section 6 hereof.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The donee-agency concerned shall submit its quarterly reports of all donations received, whether in cash or in kind, and expenditures or disbursements thereon, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The donee-agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 6. Trust Receipts. The following shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996, as implemented by COA-DBM-DOF J.C. No. 1-97 dated January 2, 1997, and such other guidelines issued thereon:

(a)

Receipts collected or received by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs: (i) from non-tax sources, such as insurance proceeds, acting as trustee, agent or administrator; (ii) as a guaranty for the fulfillment of an obligation; or (iii) from donations authorized by law or contract with a term not exceeding one (1) year; and

DECEMBER 30, 2024	OFFICIAL GAZETTE	737
GENERAL PROVISIONS

(b)	Those classified by law or regulations as trust receipts.

Trust receipts shall be disbursed in accordance with the purpose for which it is created, subject to the applicable special provisions and accounting and auditing rules and regulations.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 7. Performance Bonds and Deposits. Performance bonds and deposits filed or posted by private persons or entities with departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, as implemented by COA-DBM-DOF J.C. No. 1-97, and such other guidelines issued thereon.

Upon faithful performance of the undertaking or termination of the obligation for which the bond or deposit was required, any amount due shall be returned by the agency concerned to the filing party, withdrawable in accordance with accounting and auditing rules and regulations.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 8. Receipts from Public-Private Partnership Projects. Receipts collected or received by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs and GOCCs, such as toll fees, charges and other revenues arising from public sector projects implemented through build-operate-and-transfer arrangement and other variants pursuant to R.A. No. 11966, intended for the private proponent, shall be deposited in an authorized government depository bank. Said receipts shall be booked as trust liability account of the agency concerned, notwithstanding the provisions of Section 4 hereof, subject to the guidelines to be issued by the Permanent Committee.

The National Government share from receipts arising from Public-Private Partnership (PPP) projects, if any, including interests earned thereon, shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 9. Revolving Funds. The following receipts may be constituted, established, and maintained as revolving funds:

(a)	Those expressly created and authorized by law;

(b)

Rentals for the use of buildings and facilities or from fees imposed for board and lodging, by agencies to be used for the MOOE or Capital Outlay requirements of said buildings and facilities, subject to any guidelines issued by the agency concerned and to budgeting, accounting, and auditing rules and regulations; and

(c)

Other business-type activities of agencies, including sale of products, which are authorized by the Permanent Committee to be utilized for the operational expenses of said business-type activity, subject to any conditions prescribed under the special provision of the agency concerned and the rules and regulations as may be prescribed by the Permanent Committee.

Revolving funds shall be separately recorded and deposited in an authorized government depository bank, and considered self-perpetuating and self-liquidating. All eligible obligations or expenditures incurred for the operations of the foregoing activities shall be charged against the revolving fund. In no case shall said fund be used for the payment of discretionary and representation expenses.

Disbursements or expenditures by agencies in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports on income and expenditure, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

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GENERAL APPROPRIATIONS ACT, FY 2025

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 10. Revolving Fund for Research and Development, Science and Technology Capability Building, and Technology Transfer Activities. All income generated from commercialization of intellectual property and/or intellectual property rights from research and development funded by public funds shall be constituted as a revolving fund for use of the research and development institutes or institutions undertaking technology transfer, deposited in an authorized government depository bank, subject to accounting and auditing rules and regulations: Provided, That said income shall be used to defray intellectual property management costs and expenses and to fund research and development, science and technology capability building, and technology transfer activities, including operation of technology licensing offices: Provided, further, That no amount of said income shall be used for payment of salaries and other allowances: Provided, finally, That the use of said income shall be subject to the limitations provided under Section 18 of R.A. No. 10055.

Disbursements or expenditures by agencies in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports on income and expenditure, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 11. Reversion, Closure, and Transfer of Balances of Special Accounts, Fiduciary or Trust Funds, Revolving Funds, and Unauthorized Accounts. Executive agencies, such as, but not limited to, departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, and GOCCs shall immediately assess the status of all Special Accounts, Fiduciary or Trust Funds, and Revolving Funds and submit assessment reports to the Permanent Committee within ninety (90) days from the issuance of the guidelines for the purpose.

The agency shall, based on its assessment, close and revert all balances of Special Accounts, Fiduciary or Trust Funds, and Revolving Funds to the General Fund in any of the following instances: (i) when there is no legal basis for its creation; (ii) when their terms have expired; (iii) when they are no longer necessary for the attainment of the purposes for which said funds were established; (iv) when their purpose is duplicative or unnecessarily overlaps with the purposes of other funds; (v) when their purposes are fulfilled or accomplished; (vi) when they have remained dormant for an unreasonable length of time; or (vii) when their purposes are funded under this Act.

In case an agency fails or refuses to implement such closure, reversion or transfer, the Permanent Committee may recommend for approval of the President the closure, reversion or transfer of Special Accounts, Fiduciary or Trust Funds, Revolving Funds and Unauthorized Accounts, as the case may be, on any applicable grounds, to wit: (i) in the cases above-mentioned; (ii) when used in violation of the rules and regulations issued by the Permanent Committee; or (iii) when needed by the General Fund in times of emergency.

Said agencies shall likewise transfer to the National Treasury all balances of unauthorized accounts with any banking institution. Unauthorized Accounts shall refer to cash account balances maintained by agencies without legal basis or those while legally authorized are maintained outside of the National Treasury in violation of law.

Implementation of this Section shall be subject to Permanent Committee J.C. No. 4-2012 dated September 11, 2012, and such other guidelines to be issued by the Permanent Committee.

Sec. 12. Transparency on Public Funds. Consistent with the State policy on full public disclosure of government transactions, the BTr shall post on its official website information relating to all Special Accounts and Funds deposited with the National Treasury, which shall include, but not limited to the following: (i) agency under whose name the account or fund was constituted or created; (ii) funding source/s of the account or fund; (iii) legal basis for the creation of the account or fund; (iv) allowable uses/purposes of the account or fund; (v) monthly balances of each account or fund; and (vi) such other pertinent information as may be reasonably required to be posted on the BTr website.

In like manner, departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, and GOCCs shall post on their respective official websites information relating to public funds deposited, maintained, and invested by them with any banking or financial institution which shall include, but not limited to the following: (i) name of the banking or financial institution/s where public funds are deposited, maintained or invested; (ii) specific income or fund sources; (iii) legal basis for depositing, maintaining or investing said income/fund source/s with the bank/s or financial institution/s; (iv) allowable uses/purposes of the income or fund; (v) monthly balances of each account or fund; and (vi) such other pertinent information as may be reasonably required to be posted by the agency concerned on its website.

The head of the agency concerned and the agency’s web administrator or his/her equivalent shall be responsible for ensuring compliance with the foregoing requirements.

Agencies shall ensure that posts in their website are searchable for public’s easy access of information regarding matters on public funds.

Sec. 13. Conduct of Seminar, Conference, Training, and Oath Taking Programs. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy which conduct seminar, conference, training, and oath taking programs in relation to their mandated functions are authorized to collect fees from government and private agency participants for said activities. The proceeds derived from each seminar, conference, training, and oath taking activities shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

However, the agencies which do not have appropriations in their budgets for the purpose may use the proceeds for the conduct of the said seminar, conference, training, and oath taking activities subject to budgeting, accounting and auditing rules and regulations. Any excess proceeds shall be deposited with the National Treasury as income of the General Fund.

DECEMBER 30, 2024	OFFICIAL GAZETTE	739
GENERAL PROVISIONS

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 14. Sale of Official Publications. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy are authorized to sell their official publications whether electronically or through other means.

The proceeds derived from such sale shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292. However, the agencies which do not have appropriations in their budgets for the purpose may use said proceeds to defray the cost of preparing, printing and disseminating such official publications, subject to budgeting, accounting and auditing rules and regulations. Any excess proceeds shall be deposited with the National Treasury as income of the General Fund.

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 15. Sale of Unserviceable, Obsolete or Unnecessary Equipment. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy are hereby authorized to sell unserviceable, obsolete, or unnecessary equipment, including motor vehicles in accordance with Section 79 of P.D. No. 1445, E.O. No. 309, s. 1996, COA-DBM J.C. No. 2024-1 dated January 30, 2024, and such other guidelines issued thereon. The proceeds from the sale of such equipment shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 16. National Internal Revenue Taxes and Import Duties. The amounts pertaining to the following taxes and duties shall be considered as both revenue and expenditure of the government, and are deemed automatically appropriated:

(a)

National internal revenue taxes and import duties payable or assumed by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs to the Government arising from foreign donations, grants and loans;

(b)

Non-cash tax transactions of the following government agencies: (i) the BTr for documentary stamp taxes on the issuance of foreign and domestic securities, and foreign currency acquisition for payment of debt service; (ii) DND and PNP on importations of military hardware, software, munitions, arms and equipment; (iii) Bureau of Fire Protection on importations of fire-fighting equipment, rescue equipment, and personal protective gears; (iv) the DOTr for the Metro Rail Transit Line 3 System incurred starting FY 1997 in accordance with the provisions of the Build-Lease-Transfer Agreement executed thereon; (v) Philippine Coast Guard and National Coast Watch Center of the Office of the President of the Philippines on importation, grants, and donations of hardware, software, munitions, arms, and equipment for maritime security and law enforcement, marine environmental protection, maritime safety, maritime communications, maritime domain awareness, and search and rescue; (vi) special hospitals, specialty hospitals, DOH-retained hospitals and SUC hospitals on importation of health equipment; (vii) Office of the President on donations of electric vehicles to the government; and (viii) other tax obligations assumed by the National Government pursuant to a valid PPP agreement; and

(c)

Tax expenditure subsidies approved by the Fiscal Incentives Review Board, which include, among others, the AFP Commissary and Exchange Service, the PNP Service Store System, and the Procurement Service Exchange Marts or PX Marts, in accordance with E.O. No. 93, s. 1986, as amended, R.A. No. 11534, and other pertinent laws, rules, and regulations issued thereon.

Implementation of this Section shall be subject to the guidelines issued by the DOF and DBM, and such other guidelines issued by the agencies concerned.

Sec. 17. Loan Agreements. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs and GOCCs, except those engaged in banking, shall in no case enter into foreign or domestic loan agreements, whether in cash or in kind, unless the following conditions, as may be applicable are complied with:

(a)	Prior approval of the President of the Philippines;

(b)	Concurrence of the Monetary Board;

(c)	Conditions provided by pertinent laws; and

(d)

Issuance of Forward Obligational Authority (FOA) by the DBM for project loans or issuance of a DBCC resolution covering the full amount in the case of program loans, and an equivalent document for those undertaken by GOCCs. In the issuance of a FOA, the DBM shall consider the budgetary implications of foreign-assisted projects.

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The Monetary Board shall, within thirty (30) days from the end of every quarter, submit to the Congress a report of its decisions on applications for loans to be contracted or guaranteed by the government or GOCCs which have the effect of increasing the foreign debt.

EXPENDITURE

Sec. 18. Use of Government Funds. Government funds shall be utilized in accordance with the appropriations authorized for the purpose and comply with applicable laws, rules, and regulations, such as, but not limited to the following:

(a)	Purchase of goods, infrastructure projects, and consulting services, including common-use supplies, shall be made in accordance with the existing government procurement laws, rules, and regulations;

(b)

Purchase of motor vehicles shall be made pursuant to A.O. No. 14, s. 2018, GPPB Resolution No. 20-2019 dated September 5, 2019, Budget Circular (B.C.) No. 2022-1 dated February 11, 2022, B.C. No. 2022-1A dated March 1, 2023, and such other pertinent guidelines;

(c)	Purchase of electric vehicles in compliance with the targets of the Comprehensive Roadmap for the Electric Vehicle Industry pursuant to R.A. No. 11697, its IRR, and other pertinent guidelines;

(d)

Payment of foreign travel expenses of any government official and employee for training, seminar or conference abroad when the foreign mission cannot effectively represent our country or travels necessitated by authorized international commitments, in accordance with E.O. No. 77, s. 2019, and such other issuances as may be issued thereon: Provided, That no official or employee may be sent to foreign training when they are due to retire within one (1) year after the said foreign travel; and

(e)

Provisions for fuel, parts, repair and maintenance of government vehicles. In case of transport crisis, such as that occasioned by street demonstrations, welgang bayan , floods, typhoons and other emergencies, government vehicles of any type may be made available to meet the emergency and may be utilized to transport, for free, commuters on a round-the-clock basis.

In the implementation of programs, activities or projects authorized in this Act, all heads of agencies of the government, including GOCCs, GFIs, SUCs, and LGUs, are responsible for all government funds and property pertaining to their agencies, consistent with Section 51, Chapter 9, Subtitle B, Title I, Book V of E.O. No. 292.

In case of multiple entries for an item of appropriation, it shall be implemented provided that the total amount released shall not exceed the total project cost and the total amount appropriated.

Sec. 19. Prohibition on the Display and/or Affixture of the Name, Image, and Likeness of Public Officials on Government Projects. The display and/or affixture of the name, picture, image, motto, logo, color motif, initials, or other symbol or graphic representation associated with any public official, whether elected or appointed, on signboards for all programs, activities, and projects funded under this Act shall be considered as unnecessary pursuant to COA Circular No. 2013-004 dated January 30, 2013, as amended, and therefore, prohibited.

Sec. 20. Strict Adherence to Procurement Laws, Rules, and Regulations. All agencies of the government shall strictly adhere to the provisions of existing government procurement laws, rules, and regulations in the procurement of goods, infrastructure projects, and consulting services.

To promote transparency and achieve efficiency in the procurement process, the Philippine Government Electronic Procurement System (PhilGEPS) shall be the primary source of information and channel in the conduct of all procurement activities of the government.

Sec. 21. Early Procurement Activities. Notwithstanding the mandatory procurement timelines under existing government procurement laws, rules, and regulations, agencies are authorized to undertake early procurement activities as soon as the proposed national budget is submitted to Congress. However, agencies may only proceed with the issuance of notice of award of contract upon approval or enactment of their respective appropriations and issuance of budget authorization document and based on the amount authorized therein.

For foreign-assisted projects, agencies may undertake early procurement activities, subject to the guidelines prescribed under GPPB Circular No. 06-2019 dated July 17, 2019, and such other guidelines issued thereon.

Sec. 22. Procurement of Common-Use Supplies and Equipment. Consistent with A.O. No. 17, s. 2011, all national government agencies, GOCCs, GFIs, SUCs, and LGUs shall procure their common-use supplies and equipment from the Procurement Service (PS).

Common-Use Supplies and Equipment shall refer to goods, materials, and equipment included in the Electronic Catalogue of the PhilGEPS, and those which shall be regularly updated to include all items commonly procured by agencies of the government.

Sec. 23. Printing Expenditures. All agencies of the government shall engage the services of the National Printing Office, BSP, and APO Production Unit as Recognized Government Printers (RGPs) for the printing of accountable forms and sensitive, high quality or high volume requirements, subject to the following:

(a)	The RGPs shall undertake the printing requirements themselves and shall not sub-contract any portion thereof to other printers; and

(b)

An agency may be allowed to engage private printers for the printing of accountable forms and sensitive, high quality or high volume requirements upon certification by the RGPs that they are unable to service the said requirements. Said engagement of private printers shall be in accordance with existing government procurement laws, rules, and regulations.

Sec. 24. Use and Procurement of Information Technology Equipment. The amounts authorized in this Act for Information and Communications Technology (ICT) equipment shall be used for the provision of personal computers inclusive of operating systems, basic software and other essential electronic devices to their respective officials and employees. Said ICT equipment, if included in the electronic catalogue of the PhilGEPS, shall be procured exclusively from the PS as common-use supplies and equipment, pursuant to L.O.I. No. 755, E.O. No. 359, and A.O. No. 17.

Sec. 25. Compliance with the Information Systems Strategic Plan. The amounts authorized in this Act for ICT requirements shall be used in accordance with the agency’s Information Systems Strategic Plan, which shall be consistent with the policies and guidelines relative to the Medium-Term Information and Communication Technology Harmonization Initiative.

Sec. 26. Inventory of Supplies, Materials, and Equipment Spare Parts. The inventory of supplies, materials, and equipment spare parts to be procured shall not exceed the agency’s two-month requirement.

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The head of agencies may increase their inventory of critical supplies, materials and equipment spare parts to be procured in any of the following instances: (i) in anticipation of cost increases; (ii) necessitated by a national emergency; (iii) when there is an impending shortage; and (iv) when otherwise authorized in this Act or in the charter of the agency concerned. The purchase of stocks exceeding an agency’s one-year requirement shall be subject to approval by the President of the Philippines, upon the joint recommendation of the Chairperson of the COA and the agency head concerned.

Sec. 27. Implementation of Infrastructure Projects. The following requirements shall be observed in the implementation of infrastructure projects:

(a)	The location, areas or sites of all infrastructure projects are not included in the critical geo-hazard areas or no build zones identified or certified by the Mines and Geosciences Bureau;

(b)

The standards of construction, rehabilitation, improvement or repair of all infrastructure projects in all areas and zones, including the standards on rehabilitation or construction of government buildings or office spaces, and the acquisition or outright purchase of lots and buildings, are consistent with the pertinent rules and regulations determined by the DPWH and/or other relevant agencies, which shall consider, among others, the structural strength and climate and disaster resilience required for infrastructure projects in all areas and zones; and

(c)

The planning and construction of all infrastructure projects to be implemented within the National Integrated Protected Area System are done in a way that eliminates or minimizes the risk of biodiversity loss while the specifications thereon are in accordance with those determined by the DPWH, in coordination with the DENR. Major infrastructure projects may only be undertaken in said areas if intended to enhance biodiversity. The DPWH shall consider climate data and risk assessment and green building standards in the planning, designing, construction, engineering, and renovation of government buildings and facilities.

Sec. 28. Installation of Rainwater Collection System. Rainwater collection system (RWCS) shall be installed in public markets, school sites, and government buildings and sites as an adaptation measure to combat climate change and to ensure sufficient water supply, which shall be in accordance with the prescribed design of DPWH. In no case shall the RWCS be constructed in private lots or privately-owned or operated market places.

Sec. 29. Certification of Availability of Funds. No obligations chargeable against any authorized allotment shall be incurred by departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, GOCCs, and LGUs, without first securing a certification of availability of funds (CAF) for the purpose from the agency chief accountant, subject to Section 40, Chapter 5, and Section 58, Chapter 7, Book VI of E.O. No. 292. The CAF sufficient to cover the cost of the contracted activities shall be contained in, and made part of, the contract duly signed by the chief accountant of the contracting agency.

For multi-year projects, the CAF shall be issued annually based on the budget for the year. In case of multi-year projects with no funding requirement on any given year, instead of the CAF, the chief accountant shall issue a certification that no fund is needed for the year, as indicated in the approved multi-year contractual authority (MYCA).

Sec. 30. Multi-Year Contracts. The issuance of a MYCA or any similar document shall be required before agencies may enter into multi-year contracts, subject to the requirements and guidelines prescribed by the DBM: Provided, That for foreign-assisted projects funded by foreign loans, the issuance of a MYCA shall no longer be necessary.

In the procurement of multi-year projects, the MYCA or any similar document shall be required prior to commencement of any procurement activity.

In the case of GOCCs, they shall secure prior authority from their respective governing boards before entering into multi-year contracts.

For LGUs, they shall secure any equivalent document issued by their respective sanggunian authorizing them to enter into multi-year contracts.

For the multi-year PPP projects with government undertakings authorized under R.A. No. 11966, the same shall be covered by a letter of commitment issued in accordance with the guidelines issued by the DBM.

The implementing agency shall ensure that the annual funding requirements for the multi-year projects shall be included in its budget proposals for the covered years, consistent with the funding schedule in the MYCA and equivalent authorities, and letter of commitment. In the case of national government agencies and qualified GOCCs, the DBM shall ensure that the funding requirement for the multi-year projects are included in the National Expenditure Program to be submitted to Congress who shall give due consideration of the said proposal. In the case of GOCCs and LGUs, due consideration shall be given by the governing board of GOCCs and the sanggunian of the LGUs, respectively.

In all instances, the disbursements to be incurred for multi-year contracts shall in no case exceed the cash appropriations for the purpose during the year. Procurement of multi-year projects shall be subject to the provisions of existing government procurement laws, rules, and regulations.

Sec. 31. Harmonized National Research and Development Agenda. All government agencies shall align their research and development agenda programs under the Harmonized National Research and Development Agenda for funding amounting to Ten Million Pesos (₱10,000,000) and above.

The DOST, in coordination with government research institutions and other agencies, shall facilitate dissemination of all output programs and projects under the Harmonized National Research and Development Agenda to appropriate government agencies, LGUs, academe, industry and communities, whenever applicable.

A copy of the progress report shall also be submitted to the DBM, Speaker of the House of Representatives, President of the Senate of the Philippines, House Committee on Appropriations and Senate Committee on Finance, either in printed form or by way of electronic document.

Sec. 32. Programs and Projects Related to Gender and Development. All agencies of the government shall formulate a Gender and Development (GAD) Plan designed to address gender issues within their concerned sectors or mandate and implement the applicable provisions under R.A. No. 9710, Convention on the Elimination of All Forms of Discrimination Against Women, the Beijing Platform for Action, the Philippine Plan for Gender-Responsive Development (1995-2025) and the Philippine Development Plan (2023-2028).

The GAD Plan shall be integrated in the regular activities of the agencies, which shall be at least five percent (5%) of their budgets. For this purpose, activities currently being undertaken by agencies which relate to GAD or those that contribute to poverty alleviation, economic empowerment especially of marginalized women, protection, promotion, and fulfilment of women’s human rights, and practice of gender-responsive governance are considered sufficient compliance with said requirement. Utilization of GAD budget shall be evaluated based on the GAD performance indicators identified by said agencies.

The annual GAD Plan and the annual GAD Accomplishment Report, prepared in accordance with the guidelines issued by the agencies concerned, shall be submitted to the Philippine Commission on Women and the DBM.

Said reports shall be used in the development of a Gender Financing Framework which shall serve as a roadmap to the Philippine compliance with the international standards of Gender and Development Budgeting.

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Sec. 33. Programs and Projects Related to Senior Citizens and Persons with Disability. All agencies of the government shall formulate plans, programs and projects intended to address the concerns of senior citizens and persons with disability, insofar as it relates to their mandated functions, and integrate the same in their regular activities.

Moreover, all government infrastructures and facilities shall provide architectural or structural features, designs or facilities that will reasonably enhance the mobility, safety and welfare of persons with disability pursuant to Batas Pambansa Blg. 344 and R.A. No. 7277, as amended.

Sec. 34. Projects Related to the Youth. All agencies of the government are encouraged to provide allocations for youth development projects and activities within the framework of the Philippine Youth Development Plan (2023-2028).

Sec. 35. Institutional Linkage with the National Cultural Agencies. In the implementation of their activities or projects authorized in this Act, agencies identified under Section 32 of R.A. No. 10066, as amended, shall consult, coordinate and work closely with the National Commission for Culture and the Arts (NCCA) to ensure that their respective responsibilities embodied under the said law are implemented.

Sec. 36. Protection of Built Heritage, Cultural Properties, and Cultural Landscapes. Alteration, renovation or demolition of government buildings and open spaces declared or presumed to be important cultural properties by government cultural agencies concerned shall be undertaken only upon prior approval of the said government cultural agencies and proper consultation with stakeholders and cultural groups to be administered by the NCCA. This includes the protection of the sight line with regard to built heritage, cultural properties, and cultural landscapes.

In addition, the DPWH shall be responsible in the planning, design, construction, and maintenance of national roads and bridges as they impact on heritage structures or aspects or heritage conservation pursuant to R.A. No. 10066, as amended.

Sec. 37. Disaster Risk Reduction and Climate Change Adaptation and Mitigation Measures Incorporated in All Agencies Projects. All agencies of the government should implement projects incorporating risk reduction, climate change adaptation, and where feasible, climate change mitigation.

To ensure that the disaster risk reduction and climate change adaptation measures are appropriate in the light of intensifying hazards, all national government projects should be subjected to multi-scenario probabilistic analysis. For this purpose, the CCC shall extend the necessary technical and capacity building assistance to all agencies of the government in the conduct of risk assessment, as well as adaptation and mitigation planning.

Agencies shall likewise integrate energy-saving solutions and consider climate resilience in the planning and implementation of all infrastructure projects, office programs, and activities, as well as assess their organizational carbon footprint and pursue appropriate emission reduction measure, to mitigate and adapt to the effects of climate change pursuant to the provisions of R.A. No. 9729, as amended.

Sec. 38. Climate Budget Tagging. All national government agencies, SUCs and GOCCs shall tag their budgets for climate change adaptation and mitigation in accordance with the DBM-CCC J.M.C. No. 2015-01 dated March 24, 2015, and the LGUs shall tag their climate budget in their Annual Investment Plans pursuant to DBM-CCC-DILG J.M.C. No. 2015-01 dated July 23, 2015. The results of the budget tagging shall guide the formulation of subsequent budgets to mainstream climate change adaptation and mitigation strategies in the national development process.

Sec. 39. Government Compliance to the Electric Vehicle Industry Development Act. All government entities (GEs), including national government agencies, LGUs, GOCCs, Constitutional Offices enjoying fiscal autonomy, as well as the Legislative and Judicial branches, shall comply with R.A. No. 11697 and its IRR. All GEs shall ensure that at least five percent (5%) of their fleet, whether owned or leased, shall be electric vehicles within the time frame indicated in the Comprehensive Roadmap for the Electric Vehicle Development Industry: Provided , That only recognized electric vehicles shall be purchased based on guidelines issued by DOE and subject to the provisions of existing government procurement laws, rules, and regulations.

All GEs, through their head offices, shall inform the DOE of the new electric vehicle purchases for government use. GEs shall also ensure regular updating of their fleets through the Government Energy Management Program (GEMP) online system.

Sec. 40. Energy Efficiency. All national government agencies, LGUs and GOCCs shall comply with the GEMP, and existing laws, rules and regulations on energy efficiency and conservation. These energy efficiency measures may include the adoption of a standard thermostat level based on the DOE’s energy conservation program, and the use of energy efficient lighting, such as light-emitting diode (LED) lamps, in their office buildings, school buildings, hospitals, markets, parks, street lights and other public places, and the use of inverter type air-conditioning units or similar equivalent technologies in their office buildings, school buildings, hospitals, and similar facilities.

Sec. 41. Maintenance and Operation of Dams. As part of the disaster risk reduction program of the government, agencies and GOCCs that have control or supervision over the major dams shall ensure that said dams are properly maintained, managed, and operated with updated and promulgated protocols. The agencies and GOCCs concerned shall take into account climate change and extreme weather events and ensure coordination with the Philippine Atmospheric, Geophysical and Astronomical Services Administration on precipitation forecast. They shall also establish and maintain an efficient and effective early flood warning system and functional water level monitoring system that is periodically tested together with the LGUs and communities at risk of flooding from dam water releases.

Sec. 42. Multi-Hazard Impact-Based Forecasting and Early Warning Systems for Climate and Disaster Resilience. The National Government shall promote the establishment of multi-hazard impact-based forecasting and early warning systems and services, including the development and enhancement of protocols for climate, weather, and risk communication, early warning dissemination, and implementation of early action procedures, to prevent and minimize loss and damage from impacts of extreme weather and slow onset events in communities. Such instrumentation, communication, and implementation protocols should be actionable and verifiable to the last mile, reaching the most vulnerable.

Sec. 43. Protection of Biodiversity. All agencies of the government, including LGUs, SUCs, and GOCCs, shall endeavor to support the Kunming-Montreal Global Biodiversity Framework and ensure that protection of biological diversity is integrated and mainstreamed into their development programs and projects. Agencies shall likewise prioritize the conservation and restoration of natural ecosystems.

Sec. 44. Mainstreaming Green Practices. All national government agencies, LGUs, SUCs and GOCCs shall, as much as possible, institute practices that promote the protection and conservation of the environment. Day-to-day operations of agencies shall be guided by principles directed towards sustainability and mitigation of the effects of climate change.

Agencies shall, in the implementation of their respective programs, activities, and projects, practice energy efficiency and conservation, recycling initiatives, and explore alternative solutions that promote conservation of natural resources.

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GENERAL PROVISIONS

Sec. 45. Repair and Retrofitting of Government Structures. The government agencies concerned shall prioritize the repair and retrofitting of government structures in areas considered highly vulnerable to seismic activity and shall ensure that the retrofitting shall result in structural strength required for the area concerned in accordance with R.A. No. 10121, R.A. No. 11285, and the National Structural Code of the Philippines.

Sec. 46. Materials Recovery Facility. All government agencies shall establish a materials recovery facility (MRF) in a suitable open space within the office premises to promote environmental awareness and action. The design of the MRF shall be pursuant to the guidelines under R.A. No. 9003 (Ecological Solid Waste Management Act of 2000).

Sec. 47. Philippine Open Government Partnership. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, GOCCs, and LGUs, shall adopt the open government partnership values of transparency, accountability, citizen participation, and leveraging on technology in the implementation of their programs, activities, and projects, as institutionalized under E.O. No. 31, s. 2023.

The Philippine Open Government Partnership (PH-OGP) Steering Committee shall embed open government values in government policies and programs and promote open and participatory governance through advocacy and outreach programs, activities, and projects. Funding for the implementation of the PH-OGP programs, activities, and projects shall be in accordance with Section 7 of E.O. No. 31.

The implementation of this provision shall be consistent with E.O. No. 31, the strategies identified under the Philippine Development Plan (2023-2028), and the applicable guidelines to be issued by the DBM, in coordination with other agencies concerned.

Sec. 48. Use of Alternative Dispute Resolution (ADR). Pursuant to Section 2 of R.A. No. 9285 (Alternative Dispute Resolution Act of 2004), all government agencies shall continually promote and provide the means for the use of ADR as an efficient tool and alternative procedure for the resolution of appropriate cases to achieve speedy and impartial justice and declog court dockets, including the enlistment of active private sector participation.

Agencies in the Executive branch, including departments, administrative offices, quasi-judicial bodies and government-owned and -controlled corporations, shall align their ADR programs with their respective administrative/regulatory functions and external/internal services shall be developed, funded, implemented, and reported in accordance with E.O. No. 97, s. 2012 and applicable issuances of the Department of Justice, the Office for Alternative Dispute Resolution, and other concerned agencies.

PERSONNEL BENEFITS

Sec. 49. Employment of Contractual Personnel. Contractual personnel may be hired by agencies as part of their organization in order to perform agency functions or specific vital activities or services which cannot be provided by the regular or permanent staff of the hiring agency, subject to compliance with the organizational, staffing and compensation standards set by DBM. The total annual Personnel Services requirement for contractual personnel, to cover salaries, and other personnel benefits and fixed expenditures, shall in no case exceed the lump-sum appropriations for the purpose, except when there is an urgent need to hire contractual personnel in the implementation of the priority activities or projects, subject to approval of the DBM. In which case, the payment for contractual personnel shall be sourced from the Miscellaneous Personnel Benefits Fund.

Contractual personnel shall be considered as an employee of the hiring agency but only during the period when their services are reasonably required. Existing qualified contractual employees shall be considered by the government agencies for appointment to their vacant positions, subject to existing civil service laws, rules, and regulations, as well as the CSC-approved Merit Selection Plan of agencies concerned.

Sec. 50. Extraordinary and Miscellaneous Expenses. Appropriations authorized in this Act may be used for the annual extraordinary expenses of the following officials with the following ranks and their equivalent, as may be determined by the DBM or by the GCG for GOCCs/GFls covered by R.A. No. 10149, not exceeding the amounts indicated:

(a)	₱264,000 for each Department Secretary;

(b)	₱108,000 for each Department Undersecretary;

(c)	₱60,000 for each Department Assistant Secretary;

(d)	₱45,600 for each head of bureau or organization of equivalent rank, and for each head of a Department Regional Office including General Manager of Local Water District in Categories A and B; and

(e)	₱26,400 for each head of a Bureau Regional Office or organization of equivalent rank including General Manager of Local Water District in Categories C and D.

In addition, annual miscellaneous expenses not exceeding Ninety Thousand Pesos (₱90,000) for each of the offices under the above-named officials and their equivalent are authorized herein.

For the purpose of this Section, extraordinary and miscellaneous expenses include, but not be limited to, expenses incurred for:

(a) Meetings, seminars and conferences;

(b) Official entertainment;

(c) Public relations;

(d) Educational, athletic and cultural activities;

(e) Contributions to civic or charitable institutions;

(f) Membership in government associations;

(g) Membership in national professional organizations duly accredited by the Professional Regulation Commission;

(h) Membership in the Integrated Bar of the Philippines;

(i) Subscription to professional technical journals and informative magazines, library books and materials;

(j) Office equipment and supplies; and

(k) Other similar expenses not supported by the regular budget allocation.

In case of deficiency, the requirements for the foregoing purposes shall be charged against available allotments of the agency concerned. No portion of the amounts authorized herein shall be used for the payment of salaries, allowances and other benefits, and confidential and intelligence expenses.

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Sec. 51. Cultural and Athletic Activities. An amount not exceeding One Thousand Five Hundred Pesos (₱1,500) in a year, may be used for the purchase of uniform or costume and other related expenses in the conduct of cultural and athletic activities per employee-participant.

Sec. 52. Funding of Personnel Benefits. Notwithstanding any provision of law to the contrary, all personnel benefits costs of government personnel shall be chargeable against the funds from which their salaries are paid. If the personnel benefits costs, in whatever form, are partly sourced from the General Fund and partly from other sources, only the portion attributed to the personnel benefits costs chargeable against the General Fund shall be sourced therefrom in the payment of retirement and terminal leave benefits and pension.

In no case shall personnel benefits costs drawn from Special Accounts, Trust Funds or other sources of funds be chargeable against the General Fund of the National Government.

The personnel benefits costs of officials and employees on detail to other offices, including the representatives and support personnel of auditing units assigned to serve other offices or agencies, shall be chargeable against the appropriations of their parent agencies, except as otherwise authorized by the DBM.

Personnel benefits costs shall include salary increases, step increments, all kinds of authorized allowances, benefits and incentives, monetized vacation and sick leave credits, government share in retirement and life insurance premiums, employees compensation insurance premiums, health insurance premiums and Home Development Mutual Fund (HDMF) contributions, and other authorized benefits.

Sec. 53. Appropriations for Personnel Services. The appropriations for Personnel Services under this Act shall be used for the payment of personnel benefits authorized by law to be given to National Government personnel. Any available allotment for Personnel Services within a department or agency may be utilized by said department or agency for the payment of deficiencies in authorized personnel benefits.

Implementation of this Section shall be subject to guidelines issued by the DBM.

Sec. 54. Remittance of Compulsory Contributions. The government and employee shares in the compulsory contributions to the Employees’ Compensation Commission, PhilHealth, GSIS and HDMF pursuant to P.D. No. 626, as amended, R.A. No. 6111, R.A. No. 7875, as amended, R.A. No. 8291, and R.A. No. 9679, respectively, shall be remitted directly by departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs to the respective recipient agencies unless a different arrangement is agreed upon in writing between the DBM and the recipient agency.

Any proposed increase in government and employee compulsory contributions may only be implemented after consultation by the agency concerned with the DBM in order that the budgetary implications of such proposal be duly considered. The implementation of any increase in government and employee compulsory contributions, after said consultation, shall be made effective only upon inclusion thereof in an appropriations law.

Sec. 55. Authorized Deductions. Deductions from salaries and other benefits accruing to any government employee, chargeable against the appropriations for Personnel Services, may be allowed for the payment of an individual employee’s contributions or obligations due the following:

(a)	The BIR, PhilHealth, GSIS, and HDMF;

(b)	The National Government, as decreed in a final and executory decision of COA;

(c)	Non-stock savings and loans associations and mutual benefit associations duly operating under existing laws and cooperatives which are managed by and/or for the benefit of government employees;

(d)	Associations or Provident Funds organized and managed by government employees for their benefit and welfare;

(e)	GFls and authorized government depository banks authorized by law and accredited by appropriate government regulating bodies to engage in lending;

(f)	Licensed insurance companies; and

(g)	Thrift banks or rural banks accredited by the BSP.

Obligations due to the BIR, contributions due to the PhilHealth, GSIS, and HDMF shall be satisfied ahead of all other obligations. The remaining obligations due to other entities listed above shall be satisfied in the order in which they were incurred.

In no case shall the foregoing deductions reduce the employee’s monthly net take home pay to an amount lower than Five Thousand Pesos (₱5,000).

Sec. 56. Personnel Economic Relief Allowance. In order to supplement the salaries of government personnel covered by R.A. No. 6758, as amended, Personnel Economic Relief Allowance (PERA), in the amount of Two Thousand Pesos (₱2,000) per month, is granted to the following:

(a)	Civilian government personnel stationed in the Philippines, whether occupying regular, contractual or casual positions, appointive or elective; and

(b)	Military and uniformed personnel.

Government personnel stationed abroad shall be granted overseas allowances to defray the cost of their living expenses and shall no longer be entitled to receive PERA for the duration of their station abroad.

The grant of PERA shall be subject to the rules and regulations prescribed under B.C. No. 2009-3 dated August 18, 2009, as amended, and such other guidelines issued by the DBM or by the GCG for GOCCs/GFIs covered by R.A. No. 10149.

Sec. 57. Uniform or Clothing Allowance. An amount not exceeding Seven Thousand Pesos (₱7,000) per year is hereby authorized for the payment of uniform or clothing allowance to each qualified government employee, subject to B.C. No. 2024-1 dated April 4, 2024, and such other guidelines issued by the DBM.

Sec. 58. Medical Allowance for the Availment of Health Maintenance Organization (HMO)-type Benefit. An amount not exceeding Seven Thousand Pesos (₱7,000) per year is hereby authorized for the grant of Medical Allowance as subsidy to qualified government employees for the availment of HMO-type benefits, subject to the guidelines to be issued by the DBM for the purpose.

Sec. 59. Magna Carta Benefits. The payment of magna carta benefits of public health workers, school teachers, social workers, scientists, engineers and researchers, and other science and technology personnel in the government shall be subject to the guidelines of the DBM.

Sec. 60. Special Counsel Allowance. Government lawyers assigned in the legal staff of the agencies are hereby authorized an allowance of Five Thousand Pesos (₱5,000) for each appearance or attendance to court hearings, subject to the following:

(a)

The government lawyer has been deputized by the Office of the Solicitor General (OSG) or authorized by the head of agency to assist the OSG, prosecutors, or provide legal representation to the agency or its personnel as its counsel, as the case may be;

(b)	The court appearance is not pursuant to motions for extension or postponement of hearing; and

(c)	The aggregate allowance per month shall not exceed fifty percent (50%) of the government lawyer’s monthly basic salary.

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GENERAL PROVISIONS

Court as used in this Section shall pertain to those under the Judiciary. In no case shall special counsel allowance be granted to government lawyers appearing before quasi-judicial and administrative agencies.

Sec. 61. Hazard Duty Pay. Hazard duty pay shall be granted only to government personnel who are actually assigned to, and performing their duties in, strife-torn or embattled areas as may be determined and certified by the Secretary of National Defense and for the duration of such assignment.

The grant of hazard duty pay shall be subject to the rules and regulations prescribed under B.C. No. 2005-4 dated July 13, 2005, and such other guidelines issued by the DBM.

Sec. 62. Night Shift Differential Pay. Night shift differential pay at a rate not exceeding twenty percent (20%) of the hourly basic rate of the employee, as determined by the head of the agency, for each hour of work performed between 6:00PM and 6:00AM of the following day, shall be granted to eligible government employees, who are occupying Division Chief positions and below, or their equivalent, including those in GOCCs, whether the nature of their employment is permanent, contractual, temporary, or casual, pursuant to R.A. No. 11701. The grant of night shift differential pay shall be subject to the rules and regulations prescribed under CSC, DBM and GCG J.C. No. 1 dated August 1, 2023, and such other guidelines that may be issued for the purpose.

For LGUs, the amount for the payment of night shift differential pay shall be charged against their respective funds, subject to the provisions of Sections 325 and 331 of R.A. No. 7160. While for GOCCs and their subsidiaries, the amount shall be charged against their respective corporate funds.

Sec. 63. Honoraria. Honoraria may be paid only to the following:

(a)

Teaching personnel of the DepEd, TESDA, SUCs and other educational institutions, engaged in actual classroom teaching, whose teaching load is outside of the regular office hours or in excess of the regular load;

(b)	Those who act as lecturers, resource persons, coordinators and facilitators in seminars, training programs, and other similar activities in training institutions;

(c)

Chairpersons and members of commissions, boards, councils, and other similar entities, including personnel thereof who are not paid salaries nor per diems but compensated in the form of honoraria as provided by laws, rules and regulations;

(d)	Those who are involved in science and technological activities and render services beyond their regular workload;

(e)	Officials and employees assigned to special projects, subject to the following conditions:

(i)

Said special projects are reform-oriented or developmental, contribute to the improvement of service delivery and enhancement of the performance of the core functions of the agency, and have specific timeframes and deliverables in accomplishing objectives and milestones set by the agency for the year; and

(ii)

Such assignment entails rendition of work in addition to, or over and above, their regular workload. In these instances, the rates of honoraria shall depend on the level of responsibilities, nature of work rendered, and extent of individual contribution to produce the desired outputs. The total honoraria received from all special projects shall not exceed twenty five percent (25%) of the annual basic salaries; and

(f)	Officials and employees authorized to received honoraria under existing government procurement laws, rules, and regulations.

The grant of honoraria to the foregoing shall be subject to the guidelines prescribed under B.C. No. 2003-5 dated September 26, 2003, as amended by B.C. No. 2007-1 dated April 23, 2007 and N.B.C. No. 2007-510 dated May 8, 2007, B.C. No. 2007-2 dated October 1, 2007, B.C. No. 2004-5A dated October 7, 2005, as amended by B.C. No. 2007-3 dated November 29, 2007, DBM and DOST J.C. No. 1 dated June 25, 2013, and such other guidelines issued by the DBM.

Sec. 64. Representation and Transportation Allowances. Government officials with the following ranks and their equivalent, as determined by the DBM or by the GCG for GOCCs/GFIs covered by R.A. No. 10149, while in the actual performance of their respective functions, are hereby authorized monthly commutable representation and transportation allowances at the rates indicated below, for each type of allowance:

(a)	₱15,500 for Department Secretaries;

(b)	₱12,500 for Department Undersecretaries;

(c)	₱11,500 for Department Assistant Secretaries;

(d)	₱10,000 for Bureau Directors and Department Regional Directors;

(e)	₱9,500 for Assistant Bureau Directors, Department Assistant Regional Directors, Bureau Regional Directors, and Department Service Chiefs;

(f)	₱8,500 for Assistant Bureau Regional Directors; and

(g)	₱6,000 for Chief of Divisions, identified as such in the Personnel Services Itemization and Plantilla of Personnel.

The grant of representation and transportation allowances, shall be subject to the following:

(a)

Transportation allowance, whether in full or partial amounts, shall not be granted to officials who are assigned or actually using government motor transportation. Officials who are assigned government motor transportation, but are not able to use said vehicle for justifiable reasons, as determined by the DBM, may be granted transportation allowance during the said period;

(b)

Representation and transportation allowances of local government officials who are of equivalent rank to the foregoing officials, as determined by the DBM, shall be at the same percentages of the salary rates authorized for their corresponding income classification in accordance with Section 10 of R.A. No. 6758 and subject to the Personnel Services limitations under Section 325(a) of R.A. No. 7160;

(c)

No amount of representation or transportation allowances, whether commutable or reimbursable, which exceed the rates authorized under this Section may be granted to the foregoing officials. Previous administrative authorizations inconsistent with the rates and conditions specified herein shall no longer be valid and payment shall not be allowed; and

(d)	The pertinent provisions of N.B.C. No. 593 and Local Budget Circular No. 157, both dated May 3, 2024, and such other guidelines issued by the DBM.

Sec. 65. Officials Authorized to Use Government Motor Vehicles. Government motor transportation may be used by the following officials with costs chargeable to the appropriations authorized for their respective offices:

(a)	The President of the Philippines;

(b)	The Vice-President;

(c)	The President of the Senate;

(d)	The Speaker of the House of Representatives;

(e)	The Chief Justice and Associate Justices of the Supreme Court;

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(f)	The Presiding Justices of the Court of Appeals, Court of Tax Appeals, and the Sandiganbayan;

(g)	The Department Secretaries, Undersecretaries, Assistant Secretaries, and officials of equivalent rank;

(h)	Ambassadors, Ministers Plenipotentiary and Consuls in charge of consulates, in their respective stations abroad;

(i)	The Chief of Staff, the Vice-Chief of Staff, and the Commanding Generals of the Major Services of the AFP;

(j)	Heads of Constitutional Commissions and the Ombudsman;

(k)	Bureau Directors, Department Regional Directors and Bureau Regional Directors; and

(I)

Those who may be specifically authorized by the President of the Philippines, with respect to the Executive branch, the Senate President, with respect to the Senate, the Speaker, with respect to the House of Representatives, and the Chief Justice, in the case of the Judiciary.

Sec. 66. Quarters Privileges. Officials who are transferred from one station to another by virtue of agency policies on reshuffling or rotation of personnel and do not own houses or rooms therein, shall be provided free quarters within their office premises.

Where there are no available quarters, the agency may rent rooms which shall serve as quarters for said officials, subject to the rules and regulations prescribed under N.B.C. No. 571 dated December 4, 2017. For those who opt for more expensive quarters other than those rented by their agencies, such preferred quarters may be secured provided that the difference in amount between the one preferred by the officials and that rented by their respective agencies shall be paid by the officials concerned.

Government personnel who are not entitled to quarters privileges but are allowed to use government quarters shall be charged the corresponding cost of rentals subject to guidelines as may be issued by the DBM.

Sec. 67. Mid-year Bonus. The Mid-year Bonus equivalent to one (1) month basic salary, shall be granted to all National Government personnel, whether under regular, temporary, casual, or contractual status, on full-time or part-time basis, subject to the following:

(a)

Personnel have rendered at least a total or an aggregate of four (4) months of service from July 1 of the immediately preceding year to May 15 of the current year and who are still in the government service as of May 15 of the current year;

(b)	Personnel have obtained at least a satisfactory performance rating in the immediately preceding rating period; and

(c)	The provisions of R.A. No. 11466 dated January 8, 2020, B.C. No. 2017-2 dated May 8, 2017, B.C. No. 2019-4 dated July 5, 2019, and such other guidelines issued by the DBM.

Personnel of GOCCs covered by the Compensation and Position Classification System (CPCS) under R.A. No. 6758, as amended, and LGUs are likewise entitled to Mid -year Bonus chargeable against their respective corporate and local funds.

Sec. 68. Year-end Bonus and Cash Gift. The Year-end Bonus equivalent to one (1) month basic salary and additional cash gift of Five Thousand Pesos (₱5,000) provided under R.A. No. 6686, as amended by R.A. No. 8441, shall be granted to all National Government personnel, whether under regular, temporary, casual, or contractual status, on full-time or part-time basis, subject to the following:

(a)

At least a total of four (4) months of service including leaves of absence with pay from January 1 to October 31 have been rendered during the current year, and who are still in the service by October 31 of the same year;

(b)

Those who have rendered at least a total or an aggregate of four (4) months of service from January 1 of the current year but who have retired or separated from government service before October 31 of the same year shall be granted within the month of retirement or separation, a prorated share of the Year-end Bonus based on the monthly basic pay immediately preceding the date of retirement or separation and a Cash Gift of ₱5,000; and

(c)	The provisions of B.C. No. 2016-4 dated April 28, 2016, and such other guidelines issued by the DBM.

Personnel of GOCCs covered by the CPCS under R.A. No. 6758, as amended, and LGUs are likewise entitled to Year-end Bonus and Cash Gift chargeable against their respective corporate and local funds.

Such Year-end Bonus and Cash Gift shall be given in November of each year pursuant to R.A. No. 11466.

Sec. 69. Use of Appropriations for Retirement Gratuity and Terminal Leave. Appropriations authorized in this Act to cover the payment of retirement benefits shall be released directly to the agencies concerned computed based on the provisions of, and subject to the conditions prescribed in, applicable retirement laws, rules and regulations.

Unless authorized by law and duly covered by guidelines issued by the DBM, public funds shall not be used for the payment of salary increases or adjustments resulting from automatic promotions with the intent of increasing the retirement and terminal leave benefits of government personnel as provided in CSC-DBM J.C. No. 3 dated November 8, 1991.

The payment of any unauthorized retirement benefits shall be null and void and shall accordingly be refunded by the beneficiary-employee. The officials and employees who authorized, allowed, or connived with others in the payment of any unauthorized retirement benefits shall be subject to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

RELEASE AND USE OF FUNDS

Sec. 70. Cash Budgeting System. All appropriations authorized in this Act shall be available for release and obligation for the purpose specified, and under the same general and special provisions applicable thereto, until December 31, 2026, except for Personnel Services which shall be available for release, obligation, and disbursement until December 31, 2025.

The construction of infrastructure projects, delivery of goods and services, and inspection of infrastructure Capital Outlays, MOOE, and other Capital Outlays shall be made not later than December 31, 2026.

After the end of validity period, all unreleased appropriations, unobligated allotments, and obligated allotments for goods/services/projects not yet delivered, rendered, or completed, and accepted shall revert to the unappropriated surplus of the General Fund in accordance with Section 28, Chapter 4, Book VI of E.O. No. 292 and shall not thereafter be available for expenditure except by subsequent legislative enactment. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy, and SUCs shall strictly observe the validity of appropriations and the reversion of funds.

DECEMBER 30, 2024	OFFICIAL GAZETTE	747
GENERAL PROVISIONS

Notwithstanding this provision and any other issuance, subsidies released to LGUs and GOCCs under this Act shall be valid until fully expended.

All funds transferred between national government agencies, or by national government agencies to GOCCs and vice versa, or by national government agencies to LGUs shall not be considered disbursed under this Section by the source agency until the transferred amounts have been actually utilized to pay for completed construction, goods delivered, and services rendered, inspected and accepted within the validity period. It is understood that transfer of funds shall strictly be in accordance with pertinent budgeting, accounting, auditing, and existing government procurement laws, rules, and regulations.

The DBM is authorized to issue the necessary guidelines for the continued implementation of the cash budgeting system.

Sec. 71. Prohibition Against lmpoundment of Appropriations. No appropriations authorized under this Act shall be impounded, unless in accordance with the rules and regulations issued by the DBM and when there is unmanageable National Government budget deficit.

Unmanageable National Government budget deficit as used in this Section shall be construed to mean that: (i) the actual National Government budget deficit has exceeded the quarterly budget deficit targets consistent with the full-year target deficit as indicated in the BESF submitted by the President and approved by Congress pursuant to Section 22, Article VII of the Constitution; or (ii) there are clear economic indications of an impending occurrence of such condition, as determined by the DBCC and approved by the President.

Sec. 72. Prohibition Against Retention or Deduction of Funds. Fund releases from appropriations provided in this Act shall be transmitted to the agency concerned, subject to Section 3 hereof, applicable special and general provisions, and budgeting rules and regulations. No retention or deduction as reserves or overhead shall be made, except as authorized by law, the general or special provisions in this Act.

Sec. 73. Direct Release of Funds to Regional Offices and Operating Units. Funds appropriated in this Act shall be released directly to the Regional Offices (ROs) and Operating Units (OUs) of agencies where funds are specifically appropriated to the ROs and OUs of agencies, except non-implementing units.

Sec. 74. Lump-Sum Appropriations. Release of lump-sum appropriations shall be made upon compliance with the requirements under the applicable general and/or special provisions and submission by the agency concerned of a Special Budget Request, and other relevant budgetary requirements in accordance with applicable laws, rules, and regulations. The Special Budget Request shall include the complete details of the activities or projects covering the lump-sum appropriations with the corresponding cost up to the lowest level, i.e., provincial, city or municipal level, as the case may be.

Sec. 75. Fund Transfers to Civil Society Organizations. A government agency may transfer public funds to a Civil Society Organization (CSO) only if all of the following conditions are present:

(a)	The CSO is either:

(i)	implementing a government program or project jointly with the government agency; or

(ii)	a beneficiary of a government program or project.

(b)	There is an appropriation in the GAA or some other appropriation law for such government program or project.

(c)	The government agency has accredited the CSO in accordance with its guidelines. The guidelines shall include, as a minimum, the following requirements:

(i)	The presence of the CSO in its stated address and area of operation has been validated;

(ii)	The CSO has an identified membership and leadership and defined organizational structure;

(iii)	The CSO is in good standing with all government agencies from which the CSO has received public funds;

(iv)	The CSO is not in default or in delay in liquidating any public funds received from any government agency;

(v)

For implementing CSOs, the CSO must have a proven track record and good standing in undertaking civil society works; the CSO must not have any Director, Trustee, Officer or key personnel related within the fourth civil degree of consanguinity or affinity to any official involved in the processing of its accreditation, or any official of the government agency funding or implementing the program or project to be implemented by the CSO; and the CSO must have proven legal existence; and

(vi)	For beneficiary CSOs, the CSO must have the appropriate social preparation from the government agency providing the grant of financial assistance.

In case of a cooperative who wishes to become a CSO partner, the submission of certificate of registration and certificate of compliance as issued by the Cooperative Development Authority specifically for that purpose including meeting the minimum requirements as stated herein shall be sufficient for it to qualify as a CSO partner.

Government agencies shall post the lists of their accredited CSOs in their respective websites, and shall update such lists quarterly. A government agency may opt to consider a CSO accredited by another government agency as deemed accredited for its purpose.

(d)

The CSO has liquidated in accordance with existing COA regulations all fund transfers due for liquidation. Only CSOs with proven absorptive capacity and good track records to implement several projects at the same time shall be considered as implementing CSO of multiple projects.

(e)	The CSO was selected by the government agency in accordance with existing government procurement laws, rules, and regulations.

To ensure the CSOs comply with all pertinent rules and regulations covering the transfer, use, liquidation, and audit of public funds, government agencies shall put into place the needed monitoring, evaluation, and reporting mechanisms. Government agencies shall remain accountable for funds transferred to CSOs in accordance with government accounting and auditing rules and regulations.

Government agencies shall submit to the DBM, Speaker of the House of Representatives, President of the Senate of the Philippines, House Committee on Appropriations, and Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on funds transferred and the government programs or projects involved. The head of the respective government agencies and their web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on their websites.

Sec. 76. Authority to Use Savings. The President of the Philippines, the President of the Senate of the Philippines, the Speaker of the House of Representatives, the Chief Justice of the Supreme Court, the Heads of the Civil Service Commission, the COMELEC, and the COA are hereby authorized to augment a deficiency in any existing item of their respective appropriations in this Act.

The foregoing constitutional officers authorized to use savings shall be responsible for ensuring that a semestral and annual report on their respective use of savings shall be submitted to the President of the Senate of the Philippines and the Speaker of the House of Representatives, copy furnished the DBM. The report shall indicate, among others, the amount of savings generated, the sources and grounds used therefor, and the existing program, activity, or project in their respective appropriations augmented. They shall likewise ensure that said reports are posted on their respective websites.

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Sec. 77. Meaning of Savings. Savings refer to portions or balances of any released appropriations in this Act which have not been obligated as a result of any of the following:

(a)	Completion, final discontinuance, or abandonment of a program, activity, or project for which the appropriation is authorized; or

(b)

Implementation of measures resulting in improved systems and efficiencies and thus enabled an agency to meet and deliver the required or planned targets, programs, and services approved in this Act at a lesser cost.

In case final discontinuance or abandonment is used as basis in the declaration of savings, such discontinued or abandoned program, activity, or project shall no longer be proposed for funding in the next two (2) fiscal years.

Allotments that were not obligated due to the fault of the agency concerned shall not be considered savings.

Sec. 78. Rules on Augmentation. Augmentation is the act of the constitutional officers authorized to use savings in their respective appropriations in this Act to cover actual deficiencies in any existing item of appropriation within their respective offices in the current year. A deficiency in an item of appropriation may result from:

(a)	Unforeseen modifications or adjustments in the program, activity, or project; or

(b)	Re-assessment in the use, prioritization, and/or distribution of resources.

An item of appropriation shall pertain to the amount appropriated for an activity or project authorized in this Act. The particulars of the expenditures to be funded from savings should be within the scope of, or covered by, an existing activity or project. The existence of an activity or project regardless of the availability of allotment class/es is sufficient for the purpose of augmentation.

In no case shall a non-existent activity or project be funded by augmentation from savings or by the use of appropriations authorized in this Act.

Sec. 79. Priority in the Use of Savings. In the use of savings, priority shall be given to the payment of compensation, year-end bonus and cash gift, retirement gratuity, terminal leave benefits, old-age pension of veterans, and other personnel benefits authorized by law and in this Act, including the payment of CNA incentives and other negotiated benefits, subject to the provisions of Section 82 of this Act.

(GENERAL OBSERVATION- President’s Veto Message, December 30, 2024, Volume I-B, page 759, R.A. No. 12116)

Sec. 80. Rules on Modification in the Allotment. As a general rule, departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy, and SUCs shall spend what is programmed in their respective appropriations in this Act. In exceptional circumstances, agencies may modify the allotment issued within an activity or project subject to approval of the following ensued by the timely submission of reports by all offices concerned:

(a)

The heads of agencies or their duly authorized representatives who shall be the official next-in-rank, for the following: (i) change in the details of an activity or project without changing its nature and within the same operating unit; and (ii) change in the object of expenditure (travelling expenses or investment outlays) within an allotment class (MOOE or Capital Outlays);

(b)	The DBM, in the following modifications: (i) from one allotment class to another; and (ii) from one operating unit to another; and

(c)	The President of the Philippines, for the payment of intelligence funds within the Executive branch.

All modification in the allotment shall not entail any increase in the total amount appropriated for an activity or project.

Sec. 81. Use of Appropriations within the Special Purpose Funds. As a general rule, the amounts appropriated for Special Purpose Funds shall be utilized in accordance with the purposes specified in this Act: Provided , That in exceptional cases, any available amount in one purpose may be used to cover a deficiency in another purpose within the same Special Purpose Fund, subject to the approval of the DBM.

Sec. 82. Rules in the Grant of Collective Negotiation Agreement Incentive. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy, and SUCs may grant Collective Negotiation Agreement (CNA) Incentive sourced from the allowable MOOE allotments identified by the DBM, subject to the following:

(a)

There is a valid CNA executed between the agency and the recognized employee organization which includes a provision on cost-cutting measures to be undertaken collectively by the agency and its personnel;

(b)	The one-time annual payment of CNA Incentive shall be made through a written resolution signed by agency representatives from both labor and management, and approved by the agency head;

(c)	The CNA Incentive that may be granted shall be limited to the amount determined by the DBM; and

(d)

The use of MOOE for the payment of CNA Incentive shall be subject to approval by the agency head and made only during the validity of appropriations. Any excess amounts therefrom after payment of the CNA Incentive shall revert to the General Fund.

GOCCs and LGUs may likewise grant CNA Incentive to their respective personnel, subject to the policies, rules and regulations issued by the DBM.

Sec. 83. Mandatory Expenditures. The amounts programmed for petroleum, oil and lubricants, water, illumination and power services, telephone and other communication services, and rental expenses shall be disbursed exclusively for such items of expenditures. Any available allotment from these items after taking into consideration the agency’s full year requirements may be modified only in the last quarter and subject to the provisions of Section 80 hereof.

Disbursements or expenditures of agencies in violation of this Section shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

Sec. 84. Expenditures for Business-type Activities. Funds for the procurement of supplies and materials intended to be utilized in the conduct of business-type activities shall be disbursed exclusively for such business-type activity. In no case shall said appropriations be used for any other purpose.

Disbursements or expenditures by agencies in violation of this Section shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

Sec. 85. Intelligence Funds. No appropriations authorized in this Act as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

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GENERAL PROVISIONS

Intelligence expenses refer to those related to intelligence information gathering activities of uniformed and military personnel, and intelligence practitioners that have direct impact to national security.

Agencies utilizing intelligence funds shall submit to the President of the Philippines a quarterly report on the accomplishments in the use of said funds.

Implementation of this Section shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued thereon.

Sec. 86. Confidential Funds. Confidential funds authorized in this Act shall be released or disbursed only upon approval of the Department Secretary concerned.

Confidential expenses refer to those related to surveillance activities in civilian government agencies that are intended to support the mandate or operations of the agency.

Agencies utilizing confidential funds shall submit to the President of the Philippines and both Houses of Congress a quarterly report on the accomplishments in the use of said funds.

Implementation of this Section shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued thereon.

Sec. 87. Limitations on Cash Advance and Reportorial Requirements. Notwithstanding any provision of law to the contrary, cash advances shall not be granted until such time that the earlier cash advances availed of by the officials or employees concerned shall have been liquidated in accordance with accounting and auditing rules and regulations.

For this purpose, the head of the agency and the COA auditor shall be jointly responsible for the preparation and submission to the House Committee on Appropriations and Senate Committee on Finance, either in printed form or by way of electronic document, the Annual Report on Cash Advances indicating the names of the recipients, the items of expenditures for which said cash advances were disbursed, and the dates of liquidation as reflected in the Agency Books of Accounts.

Sec. 88. Use of Funds for Foreign-Assisted Projects. The amounts appropriated in this Act for the implementation of foreign-assisted projects, composed of loan proceeds and peso counterpart components shall be utilized in accordance with the rules and regulations prescribed under DBM-COA-DOF J.C. No. 2-97 dated March 21, 1997, N.B.C. No. 581 dated December 27, 2020, and such other guidelines that may be issued thereon.

Sec. 89. Disbursement of Funds. Public funds for obligations incurred with proper authorization shall be disbursed only through the BTr or authorized government servicing banks under the Modified Disbursement System, subject to guidelines issued thereon.

Sec. 90. lncurrence or Payment of Unauthorized or Unlawful Obligation or Expenditure. Disbursements or expenditures incurred in violation of existing laws, rules and regulations shall be rendered void. Any and all public officials or employees who will authorize, allow or permit, as well as those who are negligent in the performance of their duties and functions which resulted in the incurrence or payment of unauthorized and unlawful obligation or expenditure shall be, personally liable to the government for the full amount committed or expended and subject to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292.

ADMINISTRATIVE PROCEDURES

Sec. 91. Institutional Strengthening and Productivity Improvement in Agency Organization and Operations. Heads of departments, bureaus, offices, and instrumentalities under the Executive branch shall adopt institutional strengthening measures to enhance productivity and improve service delivery. For this purpose, they shall: (i) conduct a comprehensive review of their respective mandates, missions, objectives and functions, systems and procedures, programs, activities and projects, and corresponding human resource system; and (ii) identify areas where improvements are necessary and more resources need to be rechanneled.

In pursuit of said institutional strengthening efforts, the DBM, in consultation with the agencies, shall determine the functions, programs, activities, and projects that could be strengthened, scaled down, phased out or abolished and recommend the corresponding structural, functional and operational adjustments to streamline the organization and operations of the agency and improve its performance and productivity.

Accordingly, the DBM may recommend the: (i) creation, abolition, renaming, consolidation or merger of bureaus, offices and units; or (ii) creation, abolition, reclassification, conversion or transfer of existing positions, from one unit to another.

The President of the Philippines or the DBM, as the case may be, is authorized to approve the organizational and staffing modifications needed in streamlining and improving productivity in agency organization and operations, in accordance with Section 93 hereof.

Sec. 92. Data Privacy Protection. All agencies of the government shall ensure personal data protection and privacy in its data processing activities in accordance with R.A. No. 10173 (Data Privacy Act of 2012) and other relevant laws and regulations.

Sec. 93. Organizational Structure and Staffing Pattern Changes. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the President of the Philippines is authorized to create new offices and modify the existing organizational structure of the agencies in the Executive branch, as well as create new positions or modify existing ones whenever public interest so requires.

The DBM may approve minor changes in the organizational structure and staffing pattern of agencies, and create positions up to a division chief and equivalent level under the Executive branch. It may likewise determine the organizational structure and provide positions in the organizational units of agencies or offices created or reorganized pursuant to law.

Sec. 94. Foreign Travel of Government Officials. In order to ensure that the delivery of services and the operations of the agency is not hampered, all personal and official foreign travels of Department Secretaries or those of equivalent rank in the Executive Department, Chairpersons and Members of Governing Boards, and Chief Executive Officers of GOCCs and GFls under or attached to the Office of the President, as well as the heads of national government agencies under or attached thereto, shall require clearance from the Office of the President prior to foreign travel, pursuant to Section 10 of E.O. No. 77, s. 2019.

Sec. 95. Allocation for Reorganized Departments, Bureaus and Offices of the National Government, including Constitutional Offices Enjoying Fiscal Autonomy and State Universities and Colleges. The amount appropriated in this Act for departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, which were reorganized during the immediately preceding fiscal year and the current year, shall be released to the successor agency subject to any transitory provision in the issuance authorizing its reorganization, and budgeting, accounting, and auditing rules and regulations.

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Sec. 96. National Tax Allotment of Local Government Units. The national tax allotment which is automatically appropriated in accordance with Section 4 of R.A. No. 9358 shall be apportioned among LGUs, including those created, approved, and ratified in FY 2024 in accordance with the allocation formula prescribed under Section 285 of R.A. No. 7160, taking into consideration the following:

(a)

The land area shall be based on the FY 2001 Land Management Bureau (LMB) certified Masterlist of Land Area unless the latest LMB certified Masterlist of Land Area has been validated by the DILG, NAMRIA, and representatives of the Leagues of Provinces, Cities and Municipalities, and endorsed by the Secretary of DENR and the Chief Minister of the BARMM to DBM on or before December 31, 2024; and

(b)	The population shall be based on the FY 2020 Census of Population by Province, City, Municipality and Barangay, as approved under Presidential Proclamation No. 1179 dated July 6, 2021.

All valid adjustments, changes, modifications, or alterations in any of the factors affecting the computation of national tax allotment that occurred or happened, including final and executory court decisions, and new certifications relative to the aformentioned items (a) and (b), which were made effective during the current fiscal year, shall only be considered and implemented by the DBM in the subsequent fiscal year from receipt by the DBM of the notice of said change.

LGUs shall include in their budgets income from both local and external sources, including the amount of their national tax allotment, based on the allocation by the DBM, and receipts from borrowings, which shall be approved by their respective sanggunian.

Enforcement of the Personnel Services limitations under Sections 325(a) and 331(b) of R.A. No. 7160 shall be waived to enable LGUs to: (i) absorb the cost of hospital services transferred from provinces to newly created cities; (ii) pay the CNA incentives of their employees upon compliance with the rules and regulations issued by the DBM; (iii) pay the retirement and terminal leave benefits, including the monetization of leave credits of their employees; (iv) pay the minimum year-end bonus of One Thousand Pesos (₱1,000) for the punong barangay and Six Hundred Pesos (₱600) for other mandatory barangay officials, and their cash gifts; (v) pay the salaries and benefits of health/medical personnel that may be hired to perform functions related to emergency situations; (vi) pay the special benefits that may be authorized to be granted to LGU personnel during emergency situations; (vii) pay the salary differentials of LGU-hired public health workers to fully implement the provisions of R.A. No. 7305; (viii) pay the salaries and other benefits of additional personnel that may be hired by the LGUs to implement the full devolution of certain functions of the Executive branch to LGUs, subject to the guidelines to be issued by the DBM; (ix) pay the increases in salaries pursuant to the implementation of authorized salary adjustment, if any; and (x) pay the medical allowance in an amount not exceeding Seven Thousand Pesos (₱7,000) per annum to each qualified government personnel as a subsidy for the availment of Health Maintenance Organization (HMO)-type benefits. The waiver of the enforcement of the Personnel Services limitation shall be implemented in accordance with the guidelines to be issued by the DBM.

The national tax allotment, and all LGU shares appropriated herein, shall be directly released by the BTr to the LGU beneficiaries through authorized government servicing banks.

Sec. 97. Implementation of Nationally Funded Projects. Pursuant to Section 17(c) of R.A. No. 7160, the national government agencies, such as DPWH, DA, NIA, DOH, DSWD, DepEd, DENR, DILG, and DOTr, may designate LGUs as implementing agencies for public works and infrastructure projects and other programs, services and facilities, including the construction of local roads and facilities appropriated in this Act, subject to the following:

(a)

The LGU has the capability to implement the foregoing by administration or contract and in accordance with the design, plan, specifications, and such other standards and policies of the National Government;

(b)	The LGU-recipient of nationally funded public works and infrastructure projects and other programs, services and facilities shall commit to fund the cost of maintenance and repairs thereof; and

(c)

The amounts appropriated for the nationally funded projects to be implemented by LGUs shall be released during the fiscal year to be deposited in a trust fund and shall be made available for disbursement for the purpose specified until December 31, 2026.

After the end of validity period, all unreleased appropriations, unobligated allotments, and obligated allotments for goods/services/projects not yet delivered, rendered, or completed, and accepted shall revert to the unappropriated surplus of the General Fund in accordance with Section 28, Chapter 4, Book VI of E.O. No. 292 and shall not thereafter be available for expenditure except by subsequent legislative enactment.

The LGU shall submit quarterly reports on fund utilization and accomplishments through other electronic means and LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 98. Digital Payments for Government Financial Transactions. All national government agencies, SUCs, GOCCs, and LGUs shall utilize safe and efficient digital disbursements in the payment of goods, services and other disbursements, such as government purchase cards, and offer a digital mode of collecting payments for taxes, fees, tolls, and other charges and impositions, in accordance with E.O. No. 170, s. 2022. The agencies may use facilities of government servicing banks and engage the services of established Financial Service Providers registered with the BSP: Provided, That only interoperable digital payment solutions which are compliant with the National Retail Payment System Framework shall be availed, subject to the existing procurement laws, rules, and regulations.

Sec. 99. Submission of Annual Reports and Audited Financial Statements on Accounts Deposited Outside of the National Treasury. All departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs authorized by law to retain or use income and deposit the same outside of the National Treasury shall submit their respective audited financial statements, annual reports and narrative report stating therein a detailed description of the utilization of funds through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The statement and report shall include the beginning balance, income collected and its sources, expenditures, and ending balance for the preceding fiscal year.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

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Sec. 100. Report on Commission on Audit Observations and Recommendation. Within sixty (60) days from receipt of the COA Annual Audit Report, agencies concerned shall submit to the COA, either in printed form or by way of electronic document, a status report on the actions taken on said audit observations and recommendations using the form prescribed by the COA. The COA shall likewise furnish a copy of said reports, either in printed form or electronic document, to the following offices:

(a)	President of the Philippines;

(b)	President of the Senate;

(c)	Speaker of the House of Representatives;

(d)	Chairperson, Senate Committee on Finance;

(e)	Chairperson, House Committee on Appropriations;

(f)	Secretary of the DBM; and

(g)	GCG.

Further, the Chairperson of COA and the Commision’s web administrator or his/her equivalent shall ensure that the status report on actions taken by agencies on audit observations are included in the posting of the annual audit reports: Provided , That the COA shall issue a disclaimer that a particular audit observation is not yet final.

Sec. 101. Financial and Physical Accountability Reports. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, shall submit reports on its financial and physical accomplishments, on a monthly, quarterly, or yearly basis, as required under existing guidelines through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

The DBM shall likewise submit to the Speaker of the House of Representatives, President of the Senate of the Philippines, House Committee on Appropriations, and Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on releases from, obligations incurred, liquidated and unliquidated obligations, total disbursements and balances of, regular agency fund including Special Purpose Funds, Supplemental Appropriations, Continuing Appropriations, and Automatic Appropriations as well as modification of funds approved by it pursuant to the General Provisions of this Act.

Failure to comply with any of the foregoing shall result in the automatic suspension of the salaries of the responsible official or employee until they have complied with the above requirements pursuant to Section 57, Chapter 6, Book VI of E.O. No. 292.

Repeated failure or refusal of said official or employee to submit the above reports without any justifiable cause may be ground for administrative disciplinary action, subject to pertinent civil service rules and regulations. The head of agency shall be responsible for ensuring compliance with this penalty provision.

Sec. 102. Submission of Post FY 2025 Budget Status. The DBM shall submit to the Speaker of the House of Representatives, President of the Senate of the Philippines, House Committee on Appropriations, and Senate Committee on Finance a post FY 2025 budget status report not later than May 31, 2026. The report shall indicate a brief accomplishment on all programs, activities, and projects of agencies of the government as reflected in this Act and including specific activities or projects funded from lump-sum appropriations and special purpose funds.

The DBM shall post the said report on its website. The heads of the agencies and the agencies’ web administrators or their equivalent shall be responsible for ensuring that the portion of the status report pertinent to them are likewise posted on their respective websites.

Sec. 103. Transparency in Infrastructure Projects. All agencies of the government shall post the following on their respective websites, within the period indicated:

(a)

The project title, location and detailed description; detailed estimates in arriving at the Approved Budget for the Contract; and winning contractor and the detailed estimates of the bid as awarded, within thirty (30) calendar days from entering into contract; and

(b)	The detailed actual cost of the project; and variation orders issued, if any, within thirty (30) calendar days from the issuance of a certificate of completion.

Further, all agencies shall post updates on the financial and physical status of infrastructure projects in the Project Digital Information for Monitoring and Evaluation (DIME) transparency website, subject to the guidelines that may be issued by the DBM.

The heads of the agencies and web administrators or their equivalent shall be responsible for ensuring compliance with this Section.

Sec. 104. Transparency Seal. To enhance transparency and enforce accountability, all agencies of the government shall maintain a Transparency Seal to be posted on their websites. The Transparency Seal shall contain the following: (i) the agency’s mandates and functions, names of its officials with their position and designation, and contact information; (ii) approved budgets and corresponding targets, immediately upon approval of this Act; (iii) modifications made pursuant to the general and special provisions in this Act; (iv) annual procurement plan/s and contracts awarded with the winning supplier, contractor or consultant; (v) major activities or projects and their target beneficiaries; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Updated People’s Freedom of Information (FOI) Manual signed by head of agency, Updated One-Page FOI Manual and Agency FOI Reports; and (ix) annual reports on the status of income authorized by law to be retained or used and be deposited outside of the National Treasury, which shall include the legal basis for its retention or use, the beginning balance, income collected and its sources, expenditures, and ending balance for the preceding fiscal year.

The heads of the agencies and their web administrators or their equivalent shall ensure complete compliance with this Section.

The DBM shall post on its website the status of compliance by all agencies of the government. The agencies are responsible in ensuring that the contents and data of their posts in their respective official websites and communication channels are searchable for the public’s easy access to information regarding matters on public funds.

Sec. 105. Joint Congressional Oversight Committee on Public Expenditures. The Senate and the House of Representatives shall constitute a Joint Congressional Oversight Committee on Public Expenditures which shall primarily monitor compliance by agencies with the requirements or conditions in the utilization of public funds under this Act and pertinent laws.

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The Joint Congressional Oversight Committee shall be co-chaired by the Chairperson of the Committee on Finance of the Senate and the Chairperson of the Committee on Appropriations of the House of Representatives. The President of the Senate and the Speaker of the House of Representatives shall each designate seven (7) Senators and seven (7) members of the House of Representatives, respectively, as members of the Joint Congressional Oversight Committee. The minority group in the Senate and the House of Representatives shall each have at least one (1) seat in the Joint Congressional Oversight Committee.

The Joint Congressional Oversight Committee on Public Expenditures shall not intervene, participate, or undertake any role or function in any of the various post-enactment stages of the budget execution, such as, but not limited to, project identification or modification, fund releases, and other activities beyond its congressional oversight functions as defined under applicable laws or jurisprudence.

Sec. 106. Exemption from Garnishment, Levy and Execution. Any court, agency or office is hereby cautioned from garnishing or subjecting to levy and execution all public funds, especially the amounts appropriated under this Act.

Sec. 107. Separability Clause. If for any reason, any section or provision of this Act is declared unconstitutional or invalid, other sections or provisions which are not affected thereby shall continue to be in full force and effect.

Sec. 108. Effectivity. The provisions of this Act, detailed in Volume Nos. I-A, I-B, I-C and II shall take effect on January One, Two Thousand and Twenty Five, unless otherwise provided herein.

Approved,

This Act which originated from the House of Representatives was passed by the House of Representatives and the Senate of the Philippines on December 11, 2024.

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FISCAL YEAR 2025

PRESIDENT’S VETO MESSAGE

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MALACAÑAN PALACE MANILA

30 December 2024

THE HONORABLE SPEAKER

LADIES AND GENTLEMEN OF

THE HOUSE OF REPRESENTATIVES

By the power vested in me by the 1987 Constitution, I hereby sign into law Republic Act (RA) No. 12116, the General Appropriations Act (GAA) for Fiscal Year (FY) 2025, entitled -

AN ACT APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY-ONE, TWO THOUSAND AND TWENTY-FIVE.

Building on the progress of the previous two years, the National Budget is anchored on the three pillars of the Philippine Development Plan (PDP) 2023-2028:

Develop and Protect the Capabilities of Individuals and Families, including initiatives to promote human and social development, reduce vulnerabilities and protect purchasing power, and increase the income-earning ability of Filipinos;

Transform Production Sectors to Generate More Quality Jobs and Competitive Products by modernizing agriculture and agri-business, revitalizing industry, reinvigorating services, and advancing research and development, technology, and innovation; and

Create an Enabling Environment by strengthening good governance, improving bureaucratic efficiency, ensuring peace and security, enhancing the administration of justice, expanding and upgrading infrastructure, ensuring macroeconomic stability, expanding inclusive and innovative finance, accelerating climate action, and strengthening disaster resilience.

THE PRESIDENT OF THE PHILIPPINES

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I.	GENERAL COMMENTS

The total programmed appropriations for FY 2025 amounts to Php 6.326 trillion, equivalent to 22.0 percent of gross domestic product (GDP) and higher by 9.7 percent compared to FY 2024.

Strong capital formation accompanied by accelerated government spending will continue to be pursued, with infrastructure spending strategically maintained at 5.0 to 6.0 percent of GDP to sustain a high growth trajectory. This will have a multiplier effect on the economy, improve the ease of doing business, and facilitate the creation of more jobs. It will also support efforts to modernize agriculture and agribusinesses, promote trade and investments, reinvigorate services, and advance research and development.

Towards meeting our Sustainable Development Goals, we have scaled up sustainable and green investments aligned with the National Climate Change Action Plan (NCCAP) 2011-2028, ensuring that the National Budget is not only growth-enhancing but also disaster-responsive and climate-resilient.

Prudent debt management will be observed to bolster the high-rating affirmations from different global credit rating agencies that will enable us to borrow at lower costs, providing more fiscal space to support infrastructure development and other growth-enhancing programs and projects.

Fiscal discipline will be enforced to ensure the optimal utilization of this Budget to achieve our Agenda for Prosperity despite limitations.

II.	DIRECT VETO

As I have emphasized in my Budget Message accompanying the FY 2025 National Expenditure Program (NEP), the aim of this Administration in our Medium-Term Fiscal Program is to ensure that government targets will respond more directly to the needs of the Filipino people as strategic growth-enhancing fiscal consolidation is pursued. We must be clearly driven by this goal because much as we want to do everything we wish for our people immediately and all at the same time, our finite resources compel us to exercise sound judgment to ensure our fiscal sustainability—we must not compromise our future, thus, the imperative need to program our priorities.

It is in this light that I am duty bound to veto certain items of appropriation which are not consistent with our programmed priorities.

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A.	PROGRAMS/PROJECTS OF THE DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

The programs, projects, and activities that we have programmed in the FY 2025 NEP under the budget of the Department of Public Works and Highways (DPWH) are consistent with the Build Better More infrastructure program of our government, and were carefully considered taking into account urgency of need, implementation-readiness, and agency absorptive capacity. In this regard, the items of appropriation under the DPWH which are not consistent with the foregoing, as listed in Annex A hereof, in the total amount of ₱26,065,700,000.00, are hereby vetoed and marked accordingly in the Details of DPWH’s Programs/Projects, Volume I-C of the FY 2025 GAA.

B.	UNPROGRAMMED APPROPRIATIONS

Unprogrammed Appropriations (UA) serve as standby authority to incur additional agency obligations for priority programs and projects, subject to the existence of revenue sources which are yet to be realized. It is to be noted, however, that expenditures should generally be within the parameters of programmed resources as envisioned by our fiscal planners. Hence, the inclusion of the UA and its purposes in the FY 2025 NEP was the result of meticulous consideration of the priorities and the agencies’ capacity for implementation, balanced with the judicious programming of existing and anticipated resources.

Guided by this, I veto the items of appropriation under the UA listed in Annex B hereof and marked accordingly in Volume I-B of this Act, in the total amount of ₱168,240,648,000.00. Relatedly, I veto UA, Special Provision No. 8, “Rice Competitiveness Enhancement Fund,” Volume I-B, page 724, considering the veto of the item of appropriation pertaining thereto.

III.	CONDITIONAL IMPLEMENTATION

The prudent stewardship of public funds is a mere rhetoric if the same is not translated into effective and responsive public services. Hence, it is the shared fiscal responsibility of the whole government to ensure that the people’s funds are utilized in accordance with their authorized purposes, and that the programs, projects, and activities are implemented in compliance with laws, policies, rules, and regulations. Accordingly, I am obliged to subject the implementation of certain provisions in this Act to specified conditions, as follows:

A.	STRICT ADHERENCE TO LAWS, POLICIES, RULES, AND REGULATIONS

1.	Implementation of National Programs

Per Department of Social Welfare and Development (DSWD)-Office of the Secretary (OSEC), Special Provision No. 3, “Ayuda sa Kapos ang Kita

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Program (AKAP),” Volume I-B, page 230, the AKAP intends to address the significant strain posed by the rising inflation on the financial capacity of those who earn less than minimum wage. However, to ensure that the government assistance is not merely a provisional solution to a persistent issue, I am compelled to subject the implementation thereof to the convergence of efforts of the DSWD, Department of Labor and Employment (DOLE), and National Economic and Development Authority (NEDA), geared towards more strategic interventions leading to the long-term improvement of the lives of the qualified beneficiaries, while guarding against misuse, and duplicative and fragmented benefits. In this regard, the implementation of the AKAP shall be in strict compliance with pertinent laws, rules, regulations, and jurisprudence, and in accordance with the guidelines to be issued jointly by the DSWD, DOLE, and NEDA.

Similarly, in order to maintain a cohesive approach to the Philippine peace process, the implementation of DSWD-OSEC, Special Provision No. 8, “PAyapa at MAsaganang PamayaNAn Program,” Volume I-B, page 230, shall be subject to the guidelines to be issued jointly by the DSWD and Office of the Presidential Adviser on Peace, Reconciliation and Unity (OPAPRU). Moreover, in the execution of the Program, the DSWD shall collaborate with the OPAPRU considering its functions under Executive Order (EO) No. 158, s. 2021 (Strengthening the Policy Framework on Peace, Reconciliation and Unity, and Reorganizing the Government’s Administrative Structure for the Purpose).

Moreover, in line with the government’s ongoing efforts to promote the decentralization of public service delivery, the implementation of infrastructure projects, including the maintenance and repairs thereof, under DPWH-OSEC, Special Provision No. 6, “Basic Infrastructure Program,” Volume I-B, page 2, shall be subject to RA No. 7160 (Local Government Code of 1991), and other pertinent laws, rules, regulations, and guidelines.

2.	Foreign-Assisted Projects

As in recent years, the Congress identified specific foreign-assisted projects (FAPs) under UA, Special Provision No. 4, “Support to Foreign-Assisted Projects,” Volume I-B, pages 722-723, chargeable against Purpose No. 3. Nevertheless, it must be emphasized that such identification of the specific FAPs shall not limit the authority of the President to contract foreign loans in accordance with Section 20, Article VII of the 1987 Constitution.

3.	Payment of Retirement Benefits and Pensions

The payment of the retirement benefits and pensions for the Office of the Ombudsman is governed by the provisions of RA No. 11059 (Retirement Law of the Office of the Ombudsman). Hence, Office of the Ombudsman, Special Provision No. 5, “Payment of Retirement Benefits and Pensions,” Volume I-B, page 618, shall be in accordance with Sections 2 and 3 of the said law. This is underscored in Office of the Ombudsman, Special Provision No. 6, “Release

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of Payment of Retirement Benefits and Pensions,” Volume I-B, page 618, which explicitly stated that the release of payment of retirement benefits and pensions shall be “subject to the computation and conditions prescribed in applicable retirement laws, rules and regulations.”

4.	Maintenance and Other Operating Expenses

I reaffirm my commitment towards judicial independence and the efficient administration of justice. Therefore, I remain confident that the Supreme’ Court shall continuously ensure the equitable allocation and immediate release of Maintenance and Other Operating Expenses to its lower courts in the implementation of The Judiciary-Supreme Court of the Philippines and the Lower Courts, Special Provision No. 7, “Maintenance and Other Operating Expenses of the Lower Courts,” Volume I-B, page 562.

5.	Receipts and Revenues Collected from the Importation of Rice

As I have highlighted in my approval of RA No. 12078 (An Act Amending Republic Act No. 8178 or the Agricultural Tariffication Act, as amended by Republic Act No. 11203), this Administration’s thrust is to help sustain the significant impact achieved in enhancing the livelihood of our rice farmers, ensuring food security, and attaining a productive rice industry. In order to provide a seamless transition from the implementation of RA No. 11203 (An Act Liberalizing the Importation, Exportation and Trading of Rice, Lifting for the Purpose the Quantitative Import Restriction on Rice, and For Other Purposes) to RA No. 12078, it is imperative that Department of Agriculture (DA)-OSEC, Special Provision No. 19, “Rice Competitiveness Enhancement Fund,” Volume I-A, page 82, and UA, Special Provision No. 9, “Use of Excess Revenue from the Total Annual Tariff Revenue from Rice Importation,” Volume I-B, page 724, shall be subject to the guidelines to be issued by the DA, Department of Finance (DOF), and/or other relevant agencies, as the case may be.

6.	National Disaster Risk Reduction and Management Fund

To effectively prepare for, reduce or mitigate the risks of, and respond to, disasters and calamities, the judicious utilization of the National Disaster Risk Reduction and Management Fund (NDRRMF) must be ensured taking into account the need for maintaining an optimum balance between the allocation and replenishments of the Quick Response Funds (QRFs), and the provisions for disaster risk reduction and management programs, projects, and activities. Consequently, the implementation of NDRRMF (Calamity Fund), Special Provision No. 1, item (b), “National Disaster Risk Reduction and Management Program,” Volume I-B, page 714, shall be subject to the guidelines to be issued by the Office of Civil Defense and Department of Budget and Management (DBM).

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7.	Rewards and Incentives Fund

The Bureau of Customs (BOC) has been strongly encouraged to improve its revenue collection performance through the creation of a Rewards and Incentives Fund under RA No. 9335 (Attrition Act of 2005). It is noted, however, that DOF-BOC, Special Provision No. 3, “Rewards and Incentives Fund,” Volume I-A, page 927, indicated that the grant of rewards and incentives to the officials and employees of the BOC shall cover the excess in its revenue collection targets from prior years. In this regard, it must be clarified that the implementation of this Special Provision shall be in accordance with Section 4 of RA No. 9335 and Section 9 of its Implementing Rules and Regulations.

Further, inasmuch as this Fund is treated as a Special Account in the General Fund which is part of the total expenditure program for the fiscal year, the implementation of this Special Provision shall be subject to judicious programming based on actual collections and utilization of funds.

B.	SHARED FISCAL RESPONSIBILITY

Section 29 (1) of Article VI of the 1987 Constitution states that no money shall be paid out of the Treasury except in pursuance of an appropriation made by law, and Section 32, Chapter 5, Book VI of EO No. 292, s. 1987 (Administrative Code of 1987) provides that all moneys appropriated for functions, activities, projects, and programs shall be available solely for the specific purposes for which these are appropriated. Hence, similar to previous years, I am placing Congress of the Philippines, Special Provision No. 6, “Availability of Appropriations and Cash Allocations,” Volume I-A, page 15, under conditional implementation to emphasize that the use and disbursements of funds shall be for the specified purposes and within the period of availability as prescribed under the General Provision on Cash Budgeting System in this Act.

IV.	GENERAL OBSERVATION

Consistent with the aim of this National Budget to help the Philippines achieve long-term economic and social transformation, I hereby convey my standpoint on the implementation of certain provisions for the guidance of all concerned.

A.	ORGANIZATIONAL STRUCTURE

We have always emphasized the importance of complying with salary standardization and compensation laws, rules, and regulations, including policies on the use of appropriations or savings for creating new positions and providing retirement benefits and separation pay. The scrap and build policy in the adjustment and modification of organizational structure, and other existing organization, staffing, compensation, and position classification standards of the

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DBM aims to ensure a stable organizational structure across all government agencies. With this, I believe that the Congress will continue to uphold Section 8, Article IX-B of the 1987 Constitution which prohibits the payment of additional compensation, and I trust that the Congress will prudently implement Congress of the Philippines, Special Provision No. 2, “Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments,” Volume I-A, page 15.

B.	ITEM OF APPROPRIATION

As recognized by the Supreme Court in Araullo, et al. v. Aquino III, et al., G.R. No. 209287 (Resolution), February 3, 2015, “an item of appropriation must be an item characterized by singular correspondence—meaning an allocation of a specified singular amount for a specified singular purpose, otherwise known as a ‘line-item.’ xxx The item referred to by Section 25(5), [Article VI] of the Constitution is the last and indivisible purpose of a program in the appropriation law.” Accordingly, the amount under DPWH-OSEC, Special Provision No. 13, “Special Road Fund,” Volume I-B, page 3, should be understood to pertain to the amount under the line item, “Special Road Fund—Motor Vehicle User’s Charge (MVUC) as per RA No. 11239.”

C.	COMPLIANCE WITH THE REQUIREMENTS UNDER EXISTING LAWS, RULES, AND REGULATIONS

As the delivery of quality healthcare services is a major priority of my Administration, I expect that the warehouses to be established under Department of Health-OSEC, Special Provision No. 5, “Health Facilities Enhancement Program,” Volume I-A, page 987, shall be based on utmost necessity and consistent with RA No. 11223 (Universal Health Care Act).

Further, I have always supported the policy that personnel benefits are prioritized in the utilization of savings of the government as authorized in Section 79, General Provisions, “Priority in the Use of Savings,” Volume I-B, page 748. However, it must be noted that the “other negotiated benefits” referred to in the same General Provision are not included in the Total Compensation Framework under Congress Joint Resolution No. 4 dated June 17, 2009, as well as other existing compensation laws.

V.	IMPLEMENTATION OF NATIONALLY FUNDED PROJECTS IN THE BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO

The release of funds for the implementation of the nationally funded projects for the Bangsamoro Autonomous Region in Muslim Mindanao (BARMM) is understood to be subject to the Supreme Court ruling in the case of Province of Sulu v. Executive Secretary,

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et at., G.R. Nos. 242255, 243246, and 243693, September 9, 2024. It is to be noted that per Resolution dated November 26, 2024 on the Motions for Partial Reconsideration on the same cases, the Supreme Court expounded that “all decisions, policies and actions taken in reliance on the Province of Sulu’s status as part of BARMM during this period shall not be summarily nullified by our ruling. Instead, they shall be addressed in a manner that respects their established impacts on governance, financial allocation, and administrative framework within the Province of Sulu. Appropriate mechanisms must be applied to validate, adapt, or conclude these projects and programs in a way that minimizes potential disruptions to the public interest, maintains stability, and protects the welfare of the people of Sulu.”

VI.	INCREASES IN APPROPRIATIONS AND NEW BUDGETARY ITEMS

In the exercise of the budget execution function vested upon the Executive Branch, it is understood that the increases in appropriations and new budgetary items introduced by the Congress in this Budget shall be subject to the National Government’s cash programming, observance of prudent fiscal management, applicable budget execution rules and procedures, and approval by the President based on the programmed priorities of the government.

Therefore, considering that such increases in appropriations and new budgetary items will have corresponding effects on the outputs and outcomes of the agencies concerned, the DBM shall inform the said agencies of the changes in their respective appropriations and require the submission of their revised performance targets.

VII.	CLOSING STATEMENTS

The FY 2025 National Budget is a result of the liberal exercise of the Congress’ power of the purse, even as we seek to ensure that the goals set in our PDP 2023-2028 continue to be met amidst our limited fiscal space.

I call on the conscientious utilization of this Budget with the end in mind of sustaining the country’s high-growth trajectory and managing inflation while accelerating the implementation of well-targeted social services and structural reforms geared towards achieving our medium-term goals of reducing poverty incidence, decreasing unemployment rates, and achieving upper middle-income status.

While the final version of the National Budget has significant distinctions from the President’s proposed Budget, we remain determined to pursue the continued implementation and innovation of reforms in public financial management, procurement, and digitalization through a whole-of-government and a whole-of-society approach for a more efficient and transparent public service.

DECEMBER 30, 2024	OFFICIAL GAZETTE	761
PRESIDENT’S VETO MESSAGE

While we have attained much thus far, we still have a long way to go in achieving a truly inclusive, sustainable and future-proof economy. Inspired by the citizens we serve, let us leverage the FY 2025 National Budget to advance undeterred, focused on the mission to propel our economic and social transformation and meet our goal of a Bagong Pilipinas where the needs and aspirations of every Filipino are fulfilled.

Very truly yours,

Copy furnished:

SEN. FRANCIS “CHIZ” G. ESCUDERO

Senate President

Senate of the Philippines

GSIS Building, Pasay City

SECRETARY MARK LLANDRO L. MENDOZA

Presidential Adviser on Legislative Affairs and Head

Presidential Legislative Liaison Office

2/F New Executive Building

Malacañang, Manila

762	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARTICULARS	AMOUNT (Php)
OPERATIONS	26,065,700,000

ORGANIZATIONAL OUTCOME 2 : Protect Lives and Properties Against Major Floods	7,473,500,000

Flood Management Program	7,473,500,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	4,585,000,000

National Capital Region	4,385,000,000

Central Office	4,385,000,000

National Capital Region	1,650,000,000

Rehabilitation and Improvement along Lower Marikina River	300,000,000
Rehabilitation and Improvement along Manggahan Floodway Channel	300,000,000
Rehabilitation and Improvement along Napindan Channel confluence to Marikina River and Pasig River	400,000,000
Rehabilitation and Improvement along Parañaque River System	250,000,000
Rehabilitation and Improvement along San Juan River	200,000,000
Water Resources Management and Construction of Flood Mitigation Structure along San Juan River, Phase 3, Manila City	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along San Juan River, Phase 4, Manila City	100,000,000
Region I	500,000,000

Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Package 1), Barangay Lloren, Tubao, La Union	60,000,000
Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Package 2), Barangay Lloren, Tubao, La Union	60,000,000
Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Package 3), Barangay Lloren, Tubao, La Union	60,000,000
Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Package 4), Barangay Lloren, Tubao, La Union	60,000,000
Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Package 5), Barangay Lloren, Tubao, La Union	60,000,000
Construction of Water Resources Management and Flood Mitigation Structure along Balingcaguing River (Bangan-Oda Section I), Brgy. Bangan Oda, Agno, Pangasinan	100,000,000
Construction of Water Resources Management and Flood Mitigation Structure along Casolming Bridge (L/S Segment B), Barangay Cabatuan, Alaminos, Pangasinan	100,000,000
Region III	870,000,000

Construction of Flood Mitigation Structure including Irrigation System Integration along Hagonoy River and Its Tributaries (Package A), Purok 6, Barangay Sagrada Familia, Hagonoy, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Hagonoy River and Its Tributaries (Package B), Purok 6, Barangay Sagrada Familia, Hagonoy, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Kalero River (Package B), Barangay Canalate, City of Malolos, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Kalero River (Package C), Barangay Canalate, City of Malolos, Bulacan	80,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	763
PRESIDENT’S VETO MESSAGE

PARTICULARS	AMOUNT (Php)
Construction of Flood Mitigation Structure including Irrigation System Integration along Labangan Channel (Package A), Barangay Iba - Barangay Iba-Ibayo - Barangay Abulalas, Hagonoy, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Labangan Channel (Package B), Barangay Iba - Barangay Iba-Ibayo - Barangay Abulalas, Hagonoy, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Labangan Channel (Tributary) at Lantad - Binakod (Package A), Paombong, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Labangan Channel to Manila Bay (Package A), Barangay Masukol, Paombong, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Labangan Channel to Manila Bay (Package A), Barangay Santa Cruz, Paombong, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Malolos River to Manila Bay (Package A), Barangay Pamarawan, City of Malolos, Bulacan	75,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Malolos River to Manila Bay (Package B), Barangay Pamarawan, City of Malolos, Bulacan	75,000,000
Region V	1,265,000,000

Construction of Integrated Flood and Water Resource Management Structure along Bicol River (Downstream) within Bicol River Basin, Barangay Baliuag Nuevo, Minalabac, Camarines Sur	140,000,000
Construction of Integrated Flood and Water Resource Management Structure along Cabilogan River (South Quinale RIS) Upstream and Downstream Face, Barangay Busac, Oas, Albay	140,000,000
Construction of Integrated Flood and Water Resource Management Structure along Libmanan River (Left Side) within Bicol River, Barangay Inalahan, Libmanan, Camarines Sur	140,000,000
Construction of Integrated Flood and Water Resource Management Structure along Libmanan River (Left Side) within Bicol River, Barangay Mambalite, Libmanan, Camarines Sur	145,000,000
Construction of Integrated Flood and Water Resource Management Structure, HIBIGA DAM RIS, Barangay Balinad, Polangui, Albay	150,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Balasbas, Package 1, Manito, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Balasbas, Package 2, Manito, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Cullat-Malobago River Tributary, Package 2, Daraga, Albay	100,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Libod-Sua, Package 1, Daraga, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Libod-Sua, Package 2, Daraga, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Malabog, Tributary D, Package 1, Daraga, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Malabog, Tributary D, Package 2, Daraga, Albay	75,000,000

764	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARTICULARS	AMOUNT (Php)
Region VII	100,000,000

Construction of Riverbank Structure including Irrigation System Integration along Polo River at Sitio Lawaan (Upstream Right Side), Moalboal, Cebu (Package 3)	100,000,000
Region I	200,000,000

La Union 2nd District Engineering Office	200,000,000

Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Section 11), Tubao, La Union	50,000,000
Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Section 12), Tubao, La Union	50,000,000
Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Section 13), Tubao, La Union	50,000,000
Construction of Slope Protection Structure including Irrigation System Integration along Aringay River Basin (Section 14), Tubao, La Union	50,000,000
Construction/ Rehabilitation of Flood Mitigation Facilities within Major River Basins and Principal Rivers	2,888,500,000

National Capital Region	2,738,500,000

Central Office	2,738,500,000

Region I	300,000,000

Construction of Water Resources Management and Flood Mitigation Structure along Alaminos River (Palamis Section), Sta. 016 + 584 - Sta. 016 + 967.6, Barangay Palamis, Alaminos City, Pangasinan	100,000,000
Construction of Water Resources Management and Flood Mitigation Structure along Alaminos River (San Jose Section), Sta. 008 + 358.6 - Sta. 008 + 852.8, Barangay San Jose, Alaminos City, Pangasinan	100,000,000
Construction of Water Resources Management and Flood Mitigation Structure along Alaminos River (San Jose Section), Sta. 008 + 852.8 - Sta. 009 + 347, Barangay San Jose, Alaminos City, Pangasinan	100,000,000
Region II	148,500,000

Construction of Water Management for Food Security along Sta. Fe River R/S Facing Downstream, Barangay Bone South, Aritao, Nueva Vizcaya	148,500,000
Region III	1,840,000,000

Construction of Water Management for Food Security, Casiguran River Control (Section 3), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security, Casiguran River Control (Section 4), Casiguran, Aurora	150,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Angat River (Package A), Purok 2, Barangay Rueda, Plaridel, Bulacan	100,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Angat River (Package A), Purok 6, Barangay Sipat, Plaridel, Bulacan	100,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Angat River (Package B), Barangay Taal, Pulilan, Bulacan	75,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Angat River (Package C), Barangay Taal, Pulilan, Bulacan	75,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Angat River (Tributary) Purok 1, Barangay Piel, Baliuag, Bulacan	100,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	765
SUMMARY OF FY 2024 NEW APPROPRIATIONS

PARTICULARS	AMOUNT (Php)
Construction of Flood Mitigation Structure including Irrigation System Integration along Angat River (Tributary), Package C, Purok 3, Barangay San Roque, Baliuag, Bulacan	100,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Angat River (Tributary), Package D, Purok 3, Barangay San Roque, Baliuag, Bulacan	100,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Pampanga River (Package A), Barangay San Miguel - Barangay Meysulao, Calumpit, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Pampanga River (Package B), Barangay San Miguel - Barangay Meysulao, Calumpit, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Pampanga River (Package C), Barangay San Miguel - Barangay Meysulao, Calumpit, Bulacan	80,000,000
Construction of Water Management for Food Security at Casiguran River (Section 1), Casiguran, Aurora	100,000,000
Construction of Water Management for Food Security at Casiguran River (Section 2), Casiguran, Aurora	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along Eroded Pampanga River Bank (Phase II) at Barangay Cansinala, Apalit, Pampanga	150,000,000
Water Resources Management and Construction of Flood Mitigation Structure along Eroded Pampanga River Bank (Phase III) at Barangay Cansinala, Apalit, Pampanga	150,000,000
Water Resources Management and Construction of Flood Mitigation Structure of Pampanga River Bank (Phase II) at Barangay Sucad, Apalit, Pampanga	150,000,000
Region IV-A	150,000,000

Construction of Water Management for Food Security along Maling River (Package A), Atimonan, Quezon	75,000,000
Construction of Water Management for Food Security along Maling River (Package B), Atimonan, Quezon	75,000,000
Region VI	300,000,000

Construction of Water Management for Food Security/ Flood Control Structure along Aklan River, Barangay Polo, Banga, Aklan (Section A)	100,000,000
Construction of Water Management for Food Security/ Flood Control Structure along Aklan River, Barangay Polo, Banga, Aklan (Section B)	100,000,000
Construction of Water Management of Food Security/ Flood Control Structure along Aklan River, Barangay Bachaw Sur, Kalibo, Aklan (Section A)	100,000,000
Region II	150,000,000

Cagayan 1st District Engineering Office	150,000,000

Water Resources Management and Flood Mitigation Structure along Barangay Takiki along Dummun River, Gattaran, Cagayan	50,000,000
Water Resources Management and Flood Mitigation Structure along Dummun River, Gattaran, Cagayan	50,000,000
Water Resources Management and Flood Mitigation Structure along San Jose Phase II along Pared River, Baggao, Cagayan	50,000,000

766	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARTICULARS	AMOUNT (Php)
CONVERGENCE AND SPECIAL SUPPORT PROGRAM	18,042,200,000

Construction/ Rehabilitation of Water Supply/ Septage and Sewerage/ Rain Water Collectors	182,700,000

Water Supply System	182,700,000

National Capital Region	182,700,000

Central Office	182,700,000

Region V	182,700,000

Construction of Water Resource System of Legazpi City package 1, Albay	49,800,000
Construction of Water Resource System of Legazpi City package 2, Albay	58,000,000
Construction of Water Resource System of Legazpi City package 3, Albay	74,900,000
Sustainable Infrastructure Projects Alleviating Gaps (SIPAG)	9,796,500,000

SIPAG - Flood Mitigation Structures protecting Major/ Strategic Public Buildings/ Facilities	9,096,500,000

National Capital Region	8,646,500,000

Central Office	8,646,500,000

National Capital Region	100,000,000

Water Resources Management and Construction of Flood Mitigation Structure along Cutcut Creek (Right Side), Phase 2, Pasay City	100,000,000
Region I	100,000,000

Water Management for Food Security , Sitio Cadaanan, Barangay Balioeg, Banna, Ilocos Norte	100,000,000
Region II	2,851,500,000

Construction of Water Management for Food Security along Angadanan River (TMP1), Barangay Runruno, Quezon, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along Angadanan River (TMP2), Barangay Runruno, Quezon, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along Angadanan River (TMP3), Barangay Runruno, Quezon, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along Angadanan River (TMP4), Barangay Runruno, Quezon, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along Marang River L/S Facing Upstream (Section 1), Barangay Comon, Aritao, Nueva Vizcaya	148,000,000
Construction of Water Management for Food Security along Marang River L/S Facing Upstream (Section 1), Barangay Tucanon, Aritao, Nueva Vizcaya	140,000,000
Construction of Water Management for Food Security along Marang River L/S Facing Upstream (Section 2), Barangay Comon, Aritao, Nueva Vizcaya	143,500,000
Construction of Water Management for Food Security along Marang River L/S Facing Upstream (Section 2), Barangay Tucanon, Aritao, Nueva Vizcaya	140,000,000
Construction of Water Management for Food Security along San Fernando River (TMP10), Sitio Orang, Barangay San Fernando, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along San Fernando River (TMP11), Sitio Orang, Barangay San Fernando, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along San Fernando River (TMP12), Sitio Orang, Barangay San Fernando, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along San Fernando River (TMP13), Barangay San Fernando, Bambang, Nueva Vizcaya	100,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	767
SUMMARY OF FY 2024 NEW APPROPRIATIONS

PARTICULARS	AMOUNT (Php)
Construction of Water Management for Food Security along San Fernando River (TMP14), Barangay Macate, Bambang, Nueva Vizcaya	100,000,000
Construction of Water Management for Food Security along San Fernando River (TMP5), Barangay Macate - Barangay Abian, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along San Fernando River (TMP6), Barangay Macate - Barangay Abian, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along San Fernando River (TMP7), Barangay Abian, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along San Fernando River (TMP8), Barangay Abian, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along San Fernando River (TMP9), Barangay Abian, Bambang, Nueva Vizcaya	150,000,000
Construction of Water Management for Food Security along Sta. Cruz River L/S Downstream of Bridge, Barangay Pingkian, Kayapa, Nueva Vizcaya	140,000,000
Construction of Water Management for Food Security along Sta. Cruz River R/S Facing Upstream (Section 1), Barangay Pingkian, Kayapa, Nueva Vizcaya	140,000,000
Region III	4,290,000,000

Construction of Flood Mitigation Structure including Irrigation System Integration along Maycapiz-Taliptip River (Tributary), Package A, Barangay Bambang - Barangay Perez, Bulakan, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Maycapiz-Taliptip River (Tributary), Package B, Barangay Bambang - Barangay Perez, Bulakan, Bulacan	80,000,000
Construction of Flood Mitigation Structure including Irrigation System Integration along Maycapiz-Taliptip River (Tributary), Package C, Barangay Bambang - Barangay Perez, Bulakan, Bulacan	80,000,000
Construction of Integrated Flood and Water Resource Management Structure including Agricultural Waterway Expansion Barangay Bulihan, Purok 2, Plaridel, Bulacan	100,000,000
Construction of Integrated Flood and Water Resource Management Structure including Agricultural Waterway Expansion Barangay Culianin, Purok 1, Plaridel, Bulacan	100,000,000
Construction of Integrated Flood and Water Resource Management Structure including Agricultural Waterway Expansion Barangay Piel, Purok 2, Package B, Baliuag, Bulacan	100,000,000
Construction of Integrated Flood and Water Resource Management Structure including Agricultural Waterway Expansion Barangay San Jose, Sitio Santan, Plaridel, Bulacan	100,000,000
Construction of Water Impounding Structure including Improvement of Irrigation System (Package A - Left Side), Purok 1, Barangay Sapang Bayan, Calumpit, Bulacan	100,000,000
Construction of Water Impounding Structure including Improvement of Irrigation System (Package A - Left Side), Purok 2, Barangay Sapang Bayan, Calumpit, Bulacan	100,000,.000
Construction of Water Impounding Structure including Improvement of Irrigation System (Package B - Left Side), Purok 1, Barangay Sapang Bayan, Calumpit, Bulacan	100,000,000
Construction of Water Impounding Structure including Improvement of Irrigation System (Package B - Left Side), Purok 2, Barangay Sapang Bayan, Calumpit, Bulacan	100,000,000

768	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARTICULARS	AMOUNT (Php)
Construction of Water Impounding Structure including Improvement of Irrigation System (Package C - Left Side), Purok 1, Barangay Sapang Bayan, Calumpit, Bulacan	100,000,000
Construction of Water Management for Food Security at Calabgan River (Section 1), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Calabgan River (Section 2), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Calabgan River (Section 3), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Calabgan River (Section 4), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Minanga River (Section 1), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Minanga River (Section 2), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Minanga River (Section 3), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Minanga River (Section 4), Casiguran, Aurora	150,000,000
Construction of Water Management for Food Security at Pinamacan River (Section 1), Dilasag, Aurora	150,000,000
Construction of Water Management for Food Security at Pinamacan River (Section 2), Dilasag, Aurora	150,000,000
Construction of Water Management for Food Security at Pinamacan River (Section 3), Dilasag, Aurora	150,000,000
Construction of Water Management for Food Security at Pinamacan River (Section 4), Dilasag, Aurora	150,000,000
Water Resources Management and Construction of Flood Mitigation Structure along Bulo River Control Purok 5, Barangay Malibay, San Miguel, Bulacan (Segment F)	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along Bulo River Control Purok 5, Barangay Malibay, San Miguel, Bulacan (Segment G)	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along Bulo River Control Purok 5, Barangay Malibay, San Miguel, Bulacan (Segment H)	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along Bulo River Control Purok 5, Barangay Malibay, San Miguel, Bulacan (Segment I)	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along Bulo River Control Purok 5, Barangay Malibay, San Miguel, Bulacan (Segment J)	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along San Jose River, Sta. 06+640 - Sta. 06+900 (Catmon - Bulac Section), Santa Maria, Bulacan	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along San Jose River, Sta. 06+660- Sta. 06+920 (Parada - San Vicente Section) Santa Maria, Bulacan	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along San Jose River, Sta. 06+900 - Sta. 07+ 160 (Catmon - Bulac Section), Santa Maria, Bulacan	100,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	769
SUMMARY OF FY 2024 NEW APPROPRIATIONS

PARTICULARS	AMOUNT (Php)
Water Resources Management and Construction of Flood Mitigation Structure along San Jose River, Sta. 06+920 - Sta. 07+180 (Parada - San Vicente Section) Santa Maria, Bulacan	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure along San Jose River, Sta. 07+160 - Sta. 07+420 (Catmon - Bulac Section), Santa Maria, Bulacan	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure of Creek at Barangay Paligui and Barangay Sampaloc, Apalit, Pampanga	100,000,000
Water Resources Management and Construction of Flood Mitigation Structure of Eroded Pampanga River Bank along Barangay Tabuyuc to Barangay Cansinala, Apalit, Pampanga	150,000,000
Water Resources Management and Construction of Flood Mitigation Structure of Sapang Are Creek at Apalit, Pampanga	100,000,000
Region IV-A	75,000,000

Water Resources Management and Construction of Flood Mitigation Structure along Siniloan River, Siniloan, Laguna	75,000,000
Region IV-B	250,000,000

Construction of Water Management for food security, Malambunga River, Barangay Punta Baja, Jose P, Rizal, Palawan	250,000,000
Region V	980,000,000

Construction of Flood Water Management in support to Irrigation Facilities along Barangay Malobago, Daraga, Albay	100,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Quirangay, Camalig, Albay	100,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Sua (Upstream), Package 1, Camalig, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Sua (Upstream), Package 2, Camalig, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Purok 5, Barangay Bagong Abre, Daraga, Albay	100,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Sua River, Package 1, Barangay Sua, Camalig, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Sua River, Package 2, Barangay Sua, Camalig, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Tumpa River, Package 1, Barangay Tumpa, Camalig, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Tumpa River, Package 2, Barangay Tumpa, Camalig, Albay	75,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Tumpa River, Package 3, Barangay Tumpa, Camalig, Albay	100,000,000
Construction of Lagonoy River Water Management for Food Security, Barangay Santa Maria, Lagonoy, Camarines Sur	130,000,000
Region I	100,000,000

Ilocos Norte 2nd District Engineering Office	100,000,000

Water Management for Food Security, Padsan River, Barangay Daquioag, Marcos, Ilocos Norte	50,000,000

770	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARTICULARS	AMOUNT (Php)
Water Management for Food Security, Padsan River, Barangay Tabucbuc, Marcos, Ilocos Norte	50,000,000
Region II	150,000,000

Isabela 4th District Engineering Office	150,000,000

Water Resources Management and Flood Mitigation Structure along Duminit, Sta. 0+000 - Sta. 0+620, Cauayan City, Isabela	50,000,000
Water Resources Management and Flood Mitigation Structure along Duminit, Sta. 0+620 - Sta. 1+240, Cauayan City, Isabela	50,000,000
Water Resources Management and Flood Mitigation Structure along Gagabutan, Sta. 0+000 - Sta. 0+620, Cauayan City, Isabela	50,000,000
Region IV-A	50,000,000

Laguna 1st District Engineering Office	50,000,000

Water Resources Management and Construction of Flood Mitigation Structure along Pila Lakeshore, Pila, Laguna	50,000,000
Region V	150,000,000

Albay 2nd District Engineering Office	150,000,000

Construction of Flood Water Management in support to Irrigation Facilities along Barangay Balasbas, Manito, Albay	50,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Manumbalay, Manito, Albay	50,000,000
Construction of Flood Water Management in support to Irrigation Facilities along Barangay Nagotgot, Manito, Albay	50,000,000
SIPAG - Major/Strategic Public Buildings/Facilities	700,000,000

National Capital Region	700,000,000

Central Office	700,000,000

Region V	400,000,000

Construction of Bicol University Medical institute and Other Facilities, Main Campus, Legazpi City, Albay	400,000,000
Region X	300,000,000

Construction of Airport Facility (Camiguin Airport Runway), Barangay Lumad, Mambajao, Camiguin (Phase 4)	100,000,000
Construction of Airport Facility (Camiguin Airport Runway), Barangay Lumad, Mambajao, Camiguin (Phase 5)	100,000,000
Construction of Airport Facility (Camiguin Airport Runway), Barangay Lumad, Mambajao, Camiguin (Phase 6)	100,000,000
Basic Infrastruture Program CBIP)	8,063,000,000

BIP - Evacuation Centers/ Quarantine Facilities/ Public Health Facilities	50,000,000

Region V	50,000,000

Camarines Norte District Engineering Office	50,000,000

Construction of Hospital Building of Camarines Norte Medical Center (Phase 2)	50,000,000
BIP - Flood Mitigation Structures protecting Major/ Strategic Public Buildings/ Facilities	150,000,000

National Capital Region	150,000,000

Central Office	150,000,000

Region V	150,000,000

Construction of Flood Mitigation Structure with Water Management Features, Brgy. Incarizan, Magallanes, Sorsogon	150,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	771
SUMMARY OF FY 2024 NEW APPROPRIATIONS

PARTICULARS	AMOUNT (Php)
BIP - Major/Strategic Public Buildings/Facilities	800,000,000

National Capital Region	800,000,000

Central Office	800,000,000

Cordillera Administrative Region	800,000,000

Construction of Multi-Purpose Building (Government Center), Barangay Gaddani, Tayum, Abra	800,000,000
BIP - Multi-Purpose Buildings/ Facilities to Support Social Services	7,033,000,000

National Capital Region	7,033,000,000

Central Office	6,973,000,000

National Capital Region	1,500,000,000

Construction of Multi-Purpose Facilities including Site Development, Phase 1, Barangay Ugong Norte, Quezon City	300,000,000
Construction of Multi-Purpose Building, Crisis Intervention Building, DSWD Central Office, Quezon City	250,000,000
Construction of Multi-Purpose Building of DSWD NCR Crisis Intervention Section Office , Dalupan St., Sampaloc, Manila	250,000,000
Construction of Multi-Purpose Building of DSWD Region 4A Field Office, Alabang-Zapote Road, Muntinlupa	250,000,000
Construction of Multi-Purpose Facilities, Barangay Lingunan, Valenzuela City	450,000,000
Region I	660,000,000

Construction of Multi-Purpose Facilities including Site Development, Dagupan City, Pangasinan	300,000,000
Construction of Cultural Center and Museum, San Carlos City, Pangasinan	360,000,000
Region III	2,000,000,000

Construction of Multi-Purpose Building (Community Hospital), City of San Fernando, Pampanga	500,000,000
Construction of Pampanga Provincial Capitol Building, Bacolor, Pampanga	1,500,000,000
Region IV-A	800,000,000

Construction of Multi-Purpose Building (University of the Philippines) in Dasmariñas, Cavite	400,000,000
Construction of Tagaytay Tourist (Iconic Tower), Barangay Kaybagal South, Tagaytay City, Cavite (Phase 11)	400,000,000
Region IV-B	718,000,000

Construction of Multi-Purpose Facilities including Site Development, Puerto Princesa, Palawan	468,000,000
Construction of Cruise Port and Facilities Package I, Puerto Princesa City, Palawan	250,000,000
Region VI	645,000,000

Construction of Multi-Purpose Facility (Iloilo Airport), Iloilo	645,000,000
Region VIII	400,000,000

Construction of Multi-Purpose Building (Sports Center), Phase 2, Tolosa, Leyte	400,000,000
Region XI	250,000,000

Construction of Multi-Purpose Building (Station for Medical Assistance, Recovery and Training), Davao Regional Medical Center, Barangay Apokon, Tagum City, Davao del Norte	250,000,000

772	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

PARTICULARS	AMOUNT (Php)
Metro Manila 3rd District Engineering Office	60,000,000

Renovation of Multi-Purpose Building (Valenzuela City Astrodome), Brgy. Dalandanan, Valenzuela City	60,000,000
BIP - Public Water Supply System	30,000,000

Region XIII	30,000,000

Agusan del Norte District Engineering Office	30,000,000

Construction of Solar Powered Submersible Pump as Irrigation Source, Barangay Humilog, Remedios T. Romualdez, Agusan del Norte	30,000,000
LOCALLY-FUNDED PROJECTS	550,000,000

National Building Program	550,000,000

Buildings And Other Structures	550,000,000

Multipurpose I Facilities
National Capital Region	550,000,000

Central Office	550,000,000

Construction of Multi-Purpose Building at DSWD NCR Region Office, 339 San Rafael cor Legarda Street, Quiapo, Manila	550,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	773
SUMMARY OF FY 2024 NEW APPROPRIATIONS

ANNEX B

UNPROGRAMMED APPROPRIATIONS, FY 2025 GAA
	AMOUNT (in thousand pesos)
	MOOE	CO	TOTAL
PURPOSE
9 Priority Social Programs for Health (including Health Facilities Enhancement Program), Social Welfare and Development, Higher Education, and Technical and Vocational Education, and Other Social Programs	71,132,648	5,858,000	76,990,648
11 Rice Competitiveness Enhancement Fund	2,000,000	3,000,000	5,000,000
12 Asset Preservation Program		10,000,000	10,000,000
13 For Payment of Right-of-Way		7,500,000	7,500,000
14 Pre-Feasibility Studies/Preliminary and Detailed Engineering		2,500,000	2,500,000
15 Public Private Partnership - Strategic Support Fund (including Right-of-Way and Subsidy)		1,000,000	1,000,000
16 Maintenance, Repair and Rehabilitation of Infrastructure Facilities Roads (Routine Maintenance of National Roads)	2,000,000	-	2,000,000
17 Infrastructure Flagship Projects (IFP)/High Impact Projects		3,000,000	3,000,000
19 Pambansang Pabahay Para sa Pilipino (4PH) Program	1,000,000	-	1,000,000
20 Social Pension for Indigent Senior Citizens	1,000,000	-	1,000,000
21 DepEd Computerization Proggram	5,000,000	-	5,000,000
22 Public Health Emergecy Benefits and Allowances for Healthcare and Non-Healthcare Workers	2,000,000	-	2,000,000
23 Pantawid Pamilyang Pilipino Program (4Ps)	50,000,000	-	50,000,000
24 Community Mortgage Program of the Social Housing Finance Corporation	500,000	-	500,000
25 Revitalizing the Automotive Industry for Competitiveness Enhancement (RACE) Program	750,000	-	750,000

TOTAL	135,382,648	32,858,000	168,240,648

DECEMBER 30, 2024	OFFICIAL GAZETTE
SUMMARY OF FY 2024 NEW APPROPRIATIONS

SUMMARY OF FISCAL YEAR

FISCAL YEAR 2025

DECEMBER 30, 2024	OFFICIAL GAZETTE	775
SUMMARY OF FY 2024 NEW APPROPRIATIONS

SUMMARY OF FY 2025 NEW APPROPRIATIONS

Amount, In Thousand Pesos

DEPARTMENTS		3,720,292,646

I.	CONGRESS OF THE PHILIPPINES	50,087,682

A.	Senate	13,930,174
B.	Senate Electoral Tribunal	311,977
C.	Commission on Appointments	1,684,910
D.	House of Representatives	33,670,000
E.	House of Representatives Electoral Tribunal	490,621

II.	OFFICE OF THE PRESIDENT	15,846,475

A.	The President’s Offices	15,846,475

III.	OFFICE OF THE VICE-PRESIDENT	733,198

A.	Office of the Vice-President	733,198

IV.	DEPARTMENT OF AGRARIAN REFORM	10,442,038

A.	Office of the Secretary	10,442,038

V.	DEPARTMENT OF AGRICULTURE	124,437,141

A.	Office of the Secretary	107,671,435
B.	Agricultural Credit Policy Council	2,860,974
C.	Bureau of Fisheries and Aquatic Resources	10,442,197
D.	Fertilizer and Pesticide Authority	275,102
E.	National Fisheries Research and Development Institute	613,639
F.	National Meat Inspection Service	504,173
G.	Philippine Carabao Center	845,788
H.	Philippine Center for Post Harvest Development and Mechanization	439,749
I.	Philippine Council for Agriculture and Fisheries	215,933
J.	Philippine Fiber Industry Development Authority	568,151

776	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

VI.	DEPARTMENT OF BUDGET AND MANAGEMENT	3,107,583

A.	Office of the Secretary	2,985,871
B.	Government Procurement Policy Board - Technical Support Office	121,712

VII.	DEPARTMENT OF EDUCATION	737,084,501

A.	Office of the Secretary	734,187,794
B.	Early Childhood Care and Development Council	418,980
C.	National Academy of Sports	303,396
D.	National Book Development Board	344,389
E.	National Council for Children’s Television	110,593
F.	National Museum of the Philippines	1,569,015
G.	Philippine High School for the Arts	150,334

VIII.	STATE UNIVERSITIES AND COLLEGES	122,158,321

A.	University of the Philippines System (The National University)	22,763,213

A.1	University of the Philippines System	22,695,748
A.2	Philippine Energy Research and Policy Institute	67,465

B.	National Capital Region	8,179,171

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	461,432
B.2	Marikina Polytechnic College	256,192
B.3	Philippine Normal University	1,229,196
B.4	Philippine State College of Aeronautics	491,511
B.5	Polytechnic University of the Philippines	3,425,804
B.6	Rizal Technological University	908,894
B.7	Technological University of the Philippines	1,406,142

C.	Region I – ILOCOS	5,329,690

C.1	Don Mariano Marcos Memorial State University	1,489,150
C.2	Ilocos Sur Polytechnic State College	557,915
C.3	Mariano Marcos State University	1,051,743
C.4	Pangasinan State University	1,458,305
C.5	University of Northern Philippines	772,577

DECEMBER 30, 2024	OFFICIAL GAZETTE	777
SUMMARY OF FY 2024 NEW APPROPRIATIONS

D.	CORDILLERA ADMINISTRATIVE REGION	4,688,349

D.1	Abra State Institute of Sciences and Technology	700,256
D.2	Apayao State College	406,394
D.3	Benguet State University	945,962
D.4	Ifugao State University	617,611
D.5	Kalinga State University	560,869
D.6	Mountain Province State University	1,457,257

E.	Region II – CAGAYAN VALLEY	4,076,899

E.1	Batanes State College	104,875
E.2	Cagayan State University	1,320,938
E.3	Isabela State University	1,508,321
E.4	Nueva Vizcaya State University	729,943
E.5	Quirino State University	412,822

F.	Region III – CENTRAL LUZON	10,691,067

F.1	Aurora State College of Technology	284,320
F.2	Bataan Peninsula State University	940,143
F.3	Bulacan Agricultural State College	1,311,772
F.4	Bulacan State University	1,718,696
F.5	Central Luzon State University	1,259,830
F.6	Don Honorio Ventura State University	1,121,915
F.7	Nueva Ecija University of Science and Technology	1,113,068
F.8	Pampanga State Agricultural University	500,794
F.9	Philippine Merchant Marine Academy	438,886
F.10	President Ramon Magsaysay State University	636,017
F.11	Tarlac Agricultural University	451,040
F.12	Tarlac State University	914,586

G.	Region IV-A – CALABARZON	6,634,400

G.1	Batangas State University	1,953,615
G.2	Cavite State University	2,178,590
G.3	Laguna State Polytechnic University	973,682
G.4	Southern Luzon State University	654,640
G.5	University of Rizal System	873,873

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GENERAL APPROPRIATIONS ACT, FY 2025

H.	Region IV-B – MIMAROPA	3,476,438

H.1	Marinduque State University	370,442
H.2	Mindoro State University	453,594
H.3	Occidental Mindoro State College	622,849
H.4	Palawan State University	970,306
H.5	Romblon State University	515,812
H.6	Western Philippines University	543,435

I.	Region V – BICOL	6,097,508

I.1	Bicol State College of Applied Sciences and Technology	265,985
I.2	Bicol University	1,419,026
I.3	Camarines Norte State College	581,486
I.4	Camarines Sur Polytechnic Colleges	571,029
I.5	Catanduanes State University	711,167
I.6	Central Bicol State University of Agriculture	1,195,471
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	295,597
I.8	Partido State University	477,340
I.9	Sorsogon State University	580,407

J.	Region VI – WESTERN VISAYAS	8,916,739

J.1	Aklan State University	620,266
J.2	Capiz State University	1,111,757
J.3	Carlos Hilado Memorial State University	640,137
J.4	Central Philippines State University	549,352
J.5	Guimaras State University	349,926
J.6	Iloilo Science and Technology University	1,033,318
J.7	Iloilo State University of Fisheries Science and Technology	551,035
J.8	Northern Iloilo State University	680,706
J.9	State University of Northern Negros	513,956
J.10	University of Antique	754,838
J.11	West Visayas State University	2,111,448

K.	Region VII – CENTRAL VISAYAS	5,095,178

K.1	Bohol Island State University	832,224
K.2	Cebu Normal University	538,545
K.3	Cebu Technological University	2,508,538
K.4	Negros Oriental State University	1,034,889
K.5	Siquijor State College	180,982

DECEMBER 30, 2024	OFFICIAL GAZETTE	779
SUMMARY OF FY 2024 NEW APPROPRIATIONS

L.	Region VIII – EASTERN VISAYAS	6,901,119

L.1	Biliran Province State University	543,218
L.2	Eastern Samar State University	950,724
L.3	Eastern Visayas State University	842,263
L.4	Leyte Normal University	446,038
L.5	Northwest Samar State University	460,952
L.6	Palompon Polytechnic State University	323,793
L.7	Samar State University	656,731
L.8	Southern Leyte State University	655,186
L.9	University of Eastern Philippines	843,911
L.10	Visayas State University	1,178,303

M.	Region IX – ZAMBOANGA PENINSULA	5,389,591

M.1	Basilan State College	348,784
M.2	J.H. Cerilles State College	421,958
M.3	Jose Rizal Memorial State University	1,754,778
M.4	Western Mindanao State University	2,080,132
M.5	Zamboanga Peninsula Polytechnic State University	496,842
M.6	Zamboanga State College of Marine Sciences and Technology	287,097

N.	Region X – NORTHERN MINDANAO	5,562,896

N.1	Bukidnon State University	915,684
N.2	Camiguin Polytechnic State College	151,703
N.3	Central Mindanao University	980,087
N.4	MSU – Iligan Institute of Technology	1,402,488
N.5	Northern Bukidnon State College	191,884
N.6	Northwestern Mindanao State College of Science and Technology	472,528
N.7	University of Science and Technology of Southern Philippines – Cagayan de Oro Campus	1,093,219
N.8	University of Science and Technology of Southern Philippines – Claveria Campus	355,303

O.	Region XI – DAVAO	3,225,509

O.1	Davao de Oro State College	481,491
O.2	Davao del Norte State College	298,750
O.3	Davao del Sur State College	259,821
O.4	Davao Oriental State University	667,591
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	289,421
O.6	University of Southeastern Philippines	1,228,435

780	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

P.	Region XII – SOCCSKSARGEN	2,158,103

P.1	Cotabato Foundation College of Science and Technology	342,567
P.2	South Cotabato State College	184,773
P.3	Sultan Kudarat State University	596,047
P.4	University of Southern Mindanao	1,034,716

Q.	REGION XIII – CARAGA	3,259,528

Q.1	Agusan del Sur State College of Agriculture and Technology	548,952
Q.2	Caraga State University	1,182,172
Q.3	North Eastern Mindanao State University	952,197
Q.4	Surigao del Norte State University	576,207

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	9,712,923

R.1	Adiong Memorial State College	108,746
R.2	Cotabato State University	303,191
R.3	Mindanao State University	6,990,450
R.4	MSU-Tawi-Tawi College of Technology and Oceanography	1,717,251
R.5	Sulu State College	362,787
R.6	Tawi-Tawi Regional Agricultural College	230,498

IX.	DEPARTMENT OF ENERGY	2,127,058

A.	Office of the Secretary	2,127,058

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	26,189,138

A.	Office of the Secretary	19,269,643
B.	Environmental Management Bureau	2,942,580
C.	Mines and Geosciences Bureau	1,715,845
D.	National Mapping and Resource Information Authority	1,883,554
E.	National Water Resources Board	259,877
F.	Palawan Council for Sustainable Development Staff	117,639

DECEMBER 30, 2024	OFFICIAL GAZETTE	781
SUMMARY OF FY 2024 NEW APPROPRIATIONS

XI.	DEPARTMENT OF FINANCE	29,011,416

A.	Office of the Secretary	932,742
B.	Bureau of Customs	4,083,895
C.	Bureau of Internal Revenue	16,893,296
D.	Bureau of Local Government Finance	417,370
E.	Bureau of the Treasury	6,419,394
F.	Central Board of Assessment Appeals	16,826
G.	Insurance Commission	6
H.	National Tax Research Center	136,830
I.	Privatization and Management Office	111,057

XII.	DEPARTMENT OF FOREIGN AFFAIRS	27,611,331

A.	Office of the Secretary	27,370,729
B.	Foreign Service Institute	152,485
C.	Technical Cooperation Council of the Philippines	4,968
D.	UNESCO National Commission of the Philippines	39,639
E.	Presidential Commission on Visiting Forces	43,510

XIII.	DEPARTMENT OF HEALTH	247,923,571

A.	Office of the Secretary	247,560,194
B.	National Nutrition Council	313,093
C.	Philippine National AIDS Council	50,284

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	3,659,496

A.	Office of the Secretary	2,978,178
B.	Human Settlements Adjudication Commission	681,318

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	12,495,776

A.	Office of the Secretary	10,270,579
B.	Cybercrime Investigation and Coordination Center	1,309,656
C.	National Privacy Commission	362,511
D.	National Telecommunications Commission	553,030

782	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	280,101,858

A.	Office of the Secretary	8,094,506
B.	Bureau of Fire Protection	31,062,275
C.	Bureau of Jail Management and Penology	29,351,768
D.	Local Government Academy	526,118
E.	National Commission on Muslim Filipinos	1,132,889
F.	National Police Commission	2,460,537
G.	National Youth Commission	632,426
H.	Philippine Commission on Women	175,882
I.	Philippine National Police	205,679,798
J.	Philippine Public Safety College	985,659

XVII.	DEPARTMENT OF JUSTICE	39,361,622

A.	Office of the Secretary	10,526,004
B.	Bureau of Corrections	9,204,544
C.	Bureau of Immigration	5,686,941
D.	Land Registration Authority	1,239,422
E.	National Bureau of Investigation	3,867,952
F.	Office for Alternative Dispute Resolution.	160,349
G.	Office of the Government Corporate Counsel	288,119
H.	Office of the Solicitor General	1,649,160
I.	Parole and Probation Administration	1,139,252
J.	Presidential Commission on Good Government	175,154
K.	Public Attorney’s Office	5,424,725

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	51,204,256

A.	Office of the Secretary	25,488,215
B.	Institute for Labor Studies	95,564
C.	National Conciliation and Mediation Board	329,274
D.	National Labor Relations Commission	1,496,869
E.	National Wages and Productivity Commission	351,209
F.	Professional Regulation Commission	2,707,939
G.	Technical Education and Skills Development Authority	20,735,186

XIX.	DEPARTMENT OF MIGRANT WORKERS	8,081,178

A.	Office of the Secretary	4,703,672
B.	Overseas Workers Welfare Administration	3,377,506

DECEMBER 30, 2024	OFFICIAL GAZETTE	783
SUMMARY OF FY 2024 NEW APPROPRIATIONS

XX.	DEPARTMENT OF NATIONAL DEFENSE	271,924,071

A.	Office of the Secretary - Proper	2,239,205
B.	Government Arsenal	2,564,999
C.	National Defense College of the Philippines	331,289
D.	Office of Civil Defense	2,518,428
E.	Philippine Veterans Affairs Office (PVAO) - Proper	1,136,828
F.	Veterans Memorial Medical Center	2,894,501

G.	Armed Forces of the Philippines	260,238,821

G.1	Philippine Army (Land Forces)	138,228,293
G.2	Philippine Air Force (Air Forces)	51,574,221
G.3	Philippine Navy (Naval Forces)	51,034,628
G.4	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUS)	19,401,679

XXI.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	1,113,764,447

A.	Office of the Secretary	1,113,764,447

XXII.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	28,679,402

A.	Office of the Secretary	7,750,123
B.	Advanced Science and Technology Institute	382,101
C.	Food and Nutrition Research Institute	784,804
D.	Forest Products Research and Development Institute	241,066
E.	Industrial Technology Development Institute	517,656
F.	Metals Industry Research and Development Center	273,290
G.	National Academy of Science and Technology	150,927
H.	National Research Council of the Philippines	245,544
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	1,931,372
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	1,658,973
K.	Philippine Council for Health Research and Development	883,399
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	1,063,326
M.	Philippine Institute of Volcanology and Seismology	887,846
N.	Philippine Nuclear Research Institute	1,021,696
O.	Philippine Science High School System	2,705,864
P.	Philippine Textile Research Institute	319,340
Q.	Science Education Institute	7,488,557
R.	Science and Technology Information Institute	142,706
S.	Technology Application and Promotion Institute	230,812

784	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXIII.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	217,340,122

A.	Office of the Secretary	215,818,586
B.	Council for the Welfare of Children	146,615
C.	Juvenile Justice and Welfare Council	119,799
D.	National Anti-Poverty Commission	359,058
E.	National Authority for Child Care	567,998
F.	National Council on Disability Affairs	122,391
G.	Presidential Commission for the Urban Poor	205,675

XXIV.	DEPARTMENT OF TOURISM	3,842,455

A.	Office of the Secretary	3,142,541
B.	Intramuros Administration	296,102
C.	National Parks Development Committee	379,378
D.	Philippine Commission on Sports Scuba Diving	24,434

XXV.	DEPARTMENT OF TRADE AND INDUSTRY	9,396,552

A.	Office of the Secretary	7,169,671
B.	Board of Investments	863,342
C.	Construction Industry Authority of the Philippines	157,811
D.	Cooperative Development Authority	954,424
E.	Design Center of the Philippines	172,486
F.	Philippine Trade Training Center	78,818

XXVI.	DEPARTMENT OF TRANSPORTATION	87,244,526

A.	Office of the Secretary	50,661,403
B.	Civil Aeronautics Board	249,804
C.	Maritime Industry Authority	1,313,032
D.	Office of Transportation Cooperatives	37,219
E.	Office for Transportation Security	1,668,734
F.	Philippine Coast Guard	33,251,928
G.	Toll Regulatory Board	62,406

DECEMBER 30, 2024	OFFICIAL GAZETTE	785
SUMMARY OF FY 2024 NEW APPROPRIATIONS

XXVII.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	12,352,253

A.	Office of the Secretary	2,794,958
B.	Commission on Population and Development	522,181
C.	Philippine National Volunteer Service Coordinating Agency	32,084
D.	Public-Private Partnership Center of the Philippines	264,915
E.	Philippine Statistical Research and Training Institute	99,401
F.	Philippine Statistics Authority	8,516,459
G.	Tariff Commission	122,255

XXVIII.	PRESIDENTIAL COMMUNICATIONS OFFICE	2,084,070

A.	Presidential Communications Office (Proper)	694,971
B.	Bureau of Communications Services	77,071
C.	National Printing Office	20,848
D.	News and Information Bureau	138,305
E.	Philippine Information Agency	435,517
F.	Presidential Broadcast Service-Bureau of Broadcast Services	466,203
G.	Presidential Broadcast Staff (RTVM).	251,155

XXIX.	OTHER EXECUTIVE OFFICES	62,446,199

A.	Anti-Money Laundering Council	163,328
B.	Anti-Red Tape Authority	383,632
C.	Climate Change Commission	255,475
D.	Commission on Filipinos Overseas	244,206
E.	Commission on Higher Education	33,310,278
F.	Commission on the Filipino Language	100,471
G.	Dangerous Drugs Board	421,370
H.	Energy Regulatory Commission	902,084
I.	Film Development Council of the Philippines	504,568
J.	Games and Amusements Board	141,485
K.	Governance Commission for Government-Owned or Controlled Corporations	254,270
L.	Marawi Compensation Board	1,154,729
M.	Mindanao Development Authority	606,687
N.	Movie and Television Review and Classification Board	44,652
O.	National Amnesty Commission	120,001

786	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

P.	National Commission for Culture and the Arts	1,567,866

P.1	National Commission for Culture and the Arts (Proper)	154,470
P.2	National Historical Commission of the Philippines	441,975
P.3	National Library of the Philippines	295,266
P.4	National Archives of the Philippines	676,155

Q.	National Commission of Senior Citizens	3,189,729
R.	National Commission on Indigenous Peoples	1,201,598
S.	National Intelligence Coordinating Agency	2,189,259
T.	National Security Council	887,141
U.	Office of the Presidential Adviser on Peace, Reconciliation and Unity	7,094,978
V.	Optical Media Board	53,028
W.	Philippine Competition Commission	448,384
X.	Philippine Drug Enforcement Agency	3,828,266
Y.	Philippine Racing Commission	191,095
Z.	Philippine Space Agency	913,509
AA.	Philippine Sports Commission	1,275,155
AB.	Presidential Legislative Liason Office	148,491
AC.	Presidential Management Staff	850,464

XXX.	THE JUDICIARY	62,116,632

A.	Supreme Court of the Philippines and the Lower Courts	53,534,113
B.	Presidential Electoral Tribunal	160,263
C.	Sandiganbayan	2,339,733
D.	Court of Appeals	5,089,249
E.	Court of Tax Appeals	993,274

XXXI.	CIVIL SERVICE COMMISSION	2,754,601

A.	Civil Service Commission	2,657,876
B.	Career Executive Service Board	96,725

XXXII.	COMMISSION ON AUDIT	12,571,539

XXXIII.	COMMISSION ON ELECTIONS	35,222,935

DECEMBER 30, 2024	OFFICIAL GAZETTE	787
SUMMARY OF FY 2024 NEW APPROPRIATIONS

XXXIV.	OFFICE OF THE OMBUDSMAN	5,738,865

XXXV.	COMMISSION ON HUMAN RIGHTS	1,150,338

A.	Commission on Human Rights	1,096,788
B.	Human Rights Violations Victims’ Memorial Commission	53,550

SPECIAL PURPOSE FUNDS		1,058,603,181

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	127,427,512

A.	DEPARTMENT OF AGRICULTURE	28,180,751

A.1	National Dairy Authority	537,813
A.2	National Food Authority	14,453,000
A.3	Philippine Coconut Authority	1,209,997
A.4	Philippine Crop Insurance Corporation	4,500,000
A.5	Philippine Fisheries Development Authority	5,525,549
A.6	Philippine Rice Research Institute	954,392
A.7	Sugar Regulatory Administration	1,000,000

B.	DEPARTMENT OF ENERGY	6,713,242

B.1	National Electrification Administration	5,842,337
B.2	National Power Corporation	870,905

C.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	564,753

C.1	Local Water Utilities Administration	395,170
C.2	Metropolitan Waterworks and Sewerage System – Regulatory Office	169,583

D.	DEPARTMENT OF FINANCE	58,227

D.1	Philippine Tax Academy	58,227

788	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

E.	DEPARTMENT OF HEALTH	6,076,583

E.1	Lung Center of the Philippines	713,585
E.2	National Kidney and Transplant Institute	1,491,386
E.3	Philippine Children’s Medical Center	1,399,466
E.4	Philippine Heart Center	2,317,420
E.5	Philippine Institute of Traditional and Alternative Health Care	154,726

F.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	2,571,486

F.1	National Home Mortgage Finance Corporation	450
F.2	National Housing Authority	2,450,000
F.3	Social Housing Finance Corporation	121,036

G.	DEPARTMENT OF TOURISM	1,585,000

G.1	Tourism Infrastructure and Enterprise Zone Authority	1,545,000
G.2	Tourism Promotions Board	40,000

H.	DEPARTMENT OF TRADE AND INDUSTRY	1,045,626

H.1	Aurora Pacific Economic Zone and Freeport Authority	256,018
H.2	Center for International Trade Expositions and Missions	289,608
H.3	Small Business Corporation	500,000

I.	DEPARTMENT OF TRANSPORTATION	2,581,706

I.1	Light Rail Transit Authority	890,326
I.2	Philippine National Railways	341,380
I.3	Philippine Ports Authority	1,350,000

J.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	728,806

J.1	Development Academy of the Philippines	437,269
J.2	Philippine Institute for Development Studies	291,537

K.	PRESIDENTIAL COMMUNICATIONS OFFICE	1,315,857

K.1	Intercontinental Broadcasting Corporation	1,100,600
K.2	People’s Television Network, Incorporated	215,257

DECEMBER 30, 2024	OFFICIAL GAZETTE	789
SUMMARY OF FY 2024 NEW APPROPRIATIONS

L.	OTHER EXECUTIVE OFFICES	75,976,869

L.1	Authority of the Freeport Area of Bataan	200,000
L.2	Bases Conversion and Development Authority	2,490,215
L.3	Cagayan Economic Zone Authority	324,427
L.4	Cultural Center of the Philippines	1,558,339
L.5	National Irrigation Administration.	69,368,217
L.6	Philippine Center for Economic Development	56,828
L.7	Southern Philippines Development Authority	83,029
L.8	Subic Bay Metropolitan Authority	1,587,464
L.9	Zamboanga City Special Economic Zone Authority	308,350

M.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS – OTHERS	28,606

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	76,658,166

A.	Metropolitan Manila Development Authority	8,851,746
B.	Special Shares of LGUs in the Proceeds of National Taxes	32,655,520
C.	Local Government Support Fund	22,999,970
D.	Special Shares of LGUs in the Proceeds of Fire Code Fees	1,111,052
E.	Barangay Officials Death Benefits	50,000
F.	Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	10,989,878

XXXVIII.	CONTINGENT FUND	13,000,000

XXXIX.	MISCELLANEOUS PERSONNEL BENEFITS FUND	109,127,872

XL.	NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND	21,000,000

XLI.	PENSION AND GRATUITY FUND	144,724,175

XLII.	REVISED AFP MODERNIZATION PROGRAM	35,000,000

XLIII.	UNPROGRAMMED APPROPRIATIONS	531,665,456

	TOTAL NEW APPROPRIATIONS	4,778,895,827

790	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Budgets of Department of Energy Attached Corporations
I.	National Electrification Administration	8,438,305
II.	National Power Corporation	39,288,932
III.	Philippine National Oil Company	1,245,619

	Total	48,972,856

DECEMBER 30, 2024	OFFICIAL GAZETTE
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

DEPARTMENT OF AGRICULTURE

FARM-TO-MARKET ROADS

DECEMBER 30, 2024	OFFICIAL GAZETTE	791
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

DEPARTMENT OF AGRICULTURE
LOCALLY-FUNDED PROJECTS
FARM-TO-MARKET ROADS

NAME OF PROJECTS	AMOUNT IN PESOS
REPAIR/ REHABILITATION AND CONSTRUCTION OF FARM-TO-MARKET ROADS IN DESIGNATED KEY PRODUCTION AREAS	23,241,250,000

Region I - ILOCOS	1,731,375,000

Concreting and Road Opening of Brgy. Sta. Maria FMR, Brgy. Sta. Maria, Vintar, Ilocos Norte	15,000,000
Concreting of Sitio Palaw-Sitio Guinaang, Brgy. Adams (Poblacion) FMR, Brgy. Adams, Adams, Ilocos Norte	15,000,000
Concreting of Brgy. Baresbes FMR, Brgy. Baresbes, Dingras, Ilocos Norte	15,000,000
Concreting of Brgy. San Agustin FMR, Brgy. San Agustin, San Nicolas, Ilocos Norte	15,000,000
Concreting of Brgy. Tamorong FMR, Brgy. Tamorong, Santa Catalina, Ilocos Sur	15,000,000
Concreting of Brgy. Sagayaden FMR, Brgy. Sagayaden, Cabugao, Ilocos Sur	15,000,000
Concreting of Brgy. Tampugo-Brgy. Besalan-Sitio Ubbog, Brgy. Camangaan FMR, Brgy. Tampugo, Sta. Cruz, Ilocos Sur	15,000,000
Concreting of Brgy. Bugbuga-Brgy. Coscosnong FMR, Brgy. Bugbuga, Sta. Cruz, Ilocos Sur	15,000,000
Concreting of Sitio Sasaig, Brgy. Daking FMR, Brgy. Daking, San Gabriel, La Union	15,000,000
Concreting of Sitio Talalang, Brgy. Lacong FMR, Brgy. Lacong, San Gabriel, La Union	15,000,000
Concreting of Brgy. Macabato to Brgy. San Antonio FMR, Brgy. Macabato, Aringay, La Union	15,000,000
Concreting of Brgy. Cataguintingan to Brgy. Benteng FMR, Brgy. Cataguintingan, Rosario, La Union	15,000,000
Concreting of Alternate Rd., Brgy. Catuday FMR, Brgy. Catuday, Bolinao, Pangasinan	15,000,000
Concreting of Purok Agnanayon, Brgy. Aloleng FMR, Brgy. Aloleng, Agno, Pangasinan	15,000,000
Concreting of Brgy. Dulig FMR, Brgy. Dulig, Labrador, Pangasinan	5,000,000
Concreting of Brgy. Laois FMR, Brgy. Laois, Labrador, Pangasinan	5,000,000
Concreting of Brgy. Calsib FMR, Brgy. Calsib, Aguilar, Pangasinan	5,000,000
Concreting of Brgy. Galarin FMR, Brgy. Galarin, Urbiztondo, Pangasinan	5,000,000
Concreting of Brgy. Lomboy FMR, Brgy. Lomboy, Binmaley, Pangasinan	5,000,000
Concreting of Brgy. Pototan FMR, Brgy. Pototan, Binmaley, Pangasinan	5,000,000
Concreting of Brgy. Balite FMR, Brgy. Balite, Malasiqui, Pangasinan	15,000,000
Concreting of Brgy. Matagdem FMR, Brgy. Matagdem, San Carlos City, Pangasinan	15,000,000
Concreting of Brgy. Bantayan to Brgy. Talogtog FMR, Brgy. Bantayan and Brgy. Talogtog, Mangaldan, Pangasinan	15,000,000
Concreting of Brgy. Malabago-Brgy. Alitaya Service Road FMR, Brgy. Malabago, Mangaldan, Pangasinan	15,000,000
Concreting of Brgy. Caaringayan FMR, Brgy. Caaringayan, Laoac, Pangasinan	15,000,000
Concreting of Brgy. Banuar-Brgy. Casanestebanan FMR, Brgy. Banuar, Laoac, Pangasinan	15,000,000
Concreting of Brgy. Lagasit to Brgy. Zamora FMR, Brgy. Lagasit, San Quintin, Pangasinan	15,000,000
Concreting of FMR at Brgy. Malioer, Bayambang, Pangasinan	10,000,000
Concreting of FMR at Brgy. Inirangan, Bayambang, Pangasinan	10,000,000
Concreting of FMR at Brgy. Mangayao, Bayambang, Pangasinan	10,000,000
Concreting of Brgy. Tupa FMR, Brgy. Tupa, Bolinao, Pangasinan	15,000,000
Concreting of Brgy. Catuday-San Roque FMR, Brgy. Catuday and Brgy. San Roque, Bolinao, Pangasinan	15,000,000
Concreting of Brgy. Salaan FMR, Brgy. Salaan, Mangaldan, Pangasinan	15,000,000

792	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Brgy. Sta. Ines FMR, Brgy. Sta. Ines, Manaoag, Pangasinan	15,000,000
Concreting of Brgy. Nagcullooban FMR, Brgy. Nagcullooban, Sinait, Ilocos Sur	15,000,000
Concreting of Brgy. Pug-os to Nagsantaan FMR, Brgy. Pug-os and Brgy. Nagsantaan, Cabugao, Ilocos Sur	15,000,000
Concreting of Sigay-Sta Cruz FMR, Brgy. Abaccan, Sigay, Ilocos Sur	20,000,000
Concreting of Brgy. Darao to Brgy. Cacandungan FMR, Brgy. Darao and Brgy. Cacandungan, San Juan, Ilocos Sur	10,000,000
Concreting of Bagani Gabor-Tocgo-Daldagan-Oaig Daya FMR, Galimuyod, Ilocos Sur	10,000,000
Concreting of San Felipe-Salpad FMR, Brgy. San Felipe and Brgy. Salpad, San Nicolas, Pangasinan	15,000,000
Concreting of Brgy. Bago FMR, Brgy. Bago, Vintar, Ilocos Norte	18,000,000
Concreting of Brgy. 34 Cabaruan FMR, Brgy. Cabaruan, Bacarra, Ilocos Norte	40,000,000
Concreting of Brgy. 20 FMR, Brgy. 20, Bacarra, Ilocos Norte	20,000,000
Concreting of Brgy. Tambidao-Brgy. Pulangi-Brgy. Libtong FMR, Bacarra, Ilocos Norte	30,000,000
Concreting of Brgy. Casilian FMR, Brgy. Casilian, Bacarra, Ilocos Norte	20,000,000
Concreting of Sitio Dasar-Sitio Gubang FMR, Brgy. Isic-Isic and Brgy. Canaam, Vintar, Ilocos Norte	10,000,000
Concreting of Brgy. Cabusligan-Brgy. Duripes FMR, Bacarra, Ilocos Norte	30,000,000
Concreting of Brgy. Pasngal-Brgy. Cadaratan FMR, Bacarra, Ilocos Norte	20,000,000
Concreting of Brgy. Caruan FMR, Brgy. Caruan, Pasuquin, Ilocos Norte	50,000,000
Concreting of Brgy. Libanaoan-Brgy. Lagandit FMR, Brgy. Libnaoan and Brgy. Lagandit, Piddig, Ilocos Norte	30,000,000
Concreting of Brgy. Margaay FMR, Brgy. Margaay, Vintar, Ilocos Norte	20,000,000
Concreting of Sitio Udapa, Brgy. Paayas FMR, Burgos, Ilocos Norte	50,000,000
Concreting of Brgy. Tanap-Brgy. Nagsurot FMR, Burgos, Ilocos Norte	10,000,000
Concreting of Brgy. Poblacion FMR, Brgy. Poblacion, Burgos, Ilocos Norte	15,000,000
Concreting of Sitio Matangra, Brgy. Agaga FMR, Brgy. Agaga, Burgos, Ilocos Norte	15,000,000
Concreting of Brgy. Lagui-Sail-Brgy. Lataag FMR, Laoag City, Ilocos Norte	20,000,000
Concreting of Cadaanan West FMR, Brgy. Pancian, Pagudpud, Ilocos Norte	10,000,000
Concreting of Brgy. Lagui-Sail FMR, Brgy. Lagui-Sail, Laoag City, Ilocos Norte	50,000,000
Concreting of Brgy. Salet-Bulangon FMR, Brgy. Salet-Bulangon, Laoag City, Ilocos Norte	10,000,000
Concreting of Brgy. Lataag FMR, Brgy. Lataag, Laoag City, Ilocos Norte	20,000,000
Concreting of Brgy. Rioeng FMR, Brgy. Rioeng, Laoag City, Ilocos Norte	30,000,000
Concreting of Brgy. Bacsil South FMR, Brgy. Bacsil South, Laoag City, Ilocos Norte	20,000,000
Concreting of Tanap-Dakkel, Brgy. Tanap FMR, Pagudpud, Ilocos Norte	10,000,000
Concreting of Saguigui FMR, Brgy. Saguigui, Pagudpud, Ilocos Norte	10,000,000
Concreting of Brgy. Dampig FMR, Brgy. Dampig, Pagudpud, Ilocos Norte	50,000,000
Concreting of Brgy. Carusikis FMR, Brgy. Carusikis, Pasuquin, Ilocos Norte	30,000,000
Concreting of Brgy. Estancia-Brgy. Nalvo FMR, Pasuquin, Ilocos Norte	100,000,000
Concreting of Zamboanga - Cavit FMR, Brgy. Zamboanga and Brgy. Cavit, Laoag City, Ilocos Norte	7,000,000
Concreting of Brgy. Sta. Maria FMR, Brgy. Sta. Maria, Piddig, Ilocos Norte	10,000,000
Concreting of Brgy. San Antonio FMR, Brgy. San Antonio, Piddig, Ilocos Norte	15,000,000
Concreting of Brgy. Tangaoan FMR, Brgy. Tangaoan, Piddig, Ilocos Norte	30,000,000
Concreting of Brgy. Gayamat-Brgy. Maruaya FMR, Piddig, Ilocos Norte	30,000,000
Concreting of Brgy. Calambeg-Brgy. Anao FMR, Piddig, Ilocos Norte	5,000,000
Concreting of Brgy. Dupitac FMR, Brgy. Dupitac, Piddig, Ilocos Norte	40,000,000
Concreting of Brgy. Lagandit FMR, Brgy. Lagandit, Piddig, Ilocos Norte	30,000,000
Concreting of Brgy. Arua-ay FMR, Brgy. Arua-ay, Piddig, Ilocos Norte	5,000,000
Concreting of Brgy. Abucay FMR, Brgy. Abucay, Piddig, Ilocos Norte	20,000,000
Concreting of Brgy. San Pedro FMR, Brgy. San Pedro, Sarrat, Ilocos Norte	5,000,000
Concreting of Brgy. San Miguel FMR, Brgy. San Miguel, Sarrat, Ilocos Norte	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	793
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. 29-Brgy. 30 FMR, Brgy. San Jose and Brgy. Sto. Tomas, Vintar, Ilocos Norte	5,000,000
Concreting of Caparispisan FMR, Brgy. Caparispisan, Pagudpud, Ilocos Norte	10,000,000
Concreting of Brgy. Cabangaran FMR, Vintar, Ilocos Norte	10,000,000
Concreting of Brgy. Abkir FMR, Brgy. Abkir, Vintar, Ilocos Norte	10,000,000
Concreting of Brgy. Parut FMR, Brgy. Parut, Vintar, Ilocos Norte	5,000,000
Concreting of Brgy. Namoroc FMR, Brgy. Namoroc, Vintar, Ilocos Norte	10,000,000
Concreting of Brgy. Camangaan to Brgy. Pangaoan FMR, Brgy. Camangaan and Brgy. Pangaoan, Rosales, Pangasinan	20,000,000
Concreting of Brgy. San Isidro FMR, Brgy. San Isidro, Rosales, Pangasinan	10,000,000
Concreting of Purok Timpuyog, Brgy. Nagbacalan to Purok Taknir, Brgy. Suba FMR, Brgy. Nagbacalan and Brgy. Suba, Paoay, Ilocos Norte	15,000,000
Concreting of Brgy. Palina East FMR, Brgy. Palina East, Urdaneta City, Pangasinan	15,000,000
Concreting of Brgy. Macayo FMR, Brgy. Macayo, Alcala, Pangasinan	10,000,000
Concreting of Brgy. San Pedro Apartado FMR, Brgy. San Pedro Apartado, Alcala, Pangasinan	10,000,000
Concreting of FMR at Brgy. Camanang, Urdaneta City, Pangasinan	10,000,000
Concreting of FMR at Camil-Bucutan, Brgy. San Fermin, Caba, La Union	21,000,000
Concreting of Brgy. Imelda FMR, Brgy. Imelda, Burgos, La Union	10,000,000
Concreting of Brgy. Libtong FMR, Brgy. Libtong, Burgos, La Union	10,000,000
Concreting of Brgy. Agpay FMR, Brgy. Agpay, Burgos, La Union	10,000,000
Concreting/ Rehabilitation of Concepcion - San Vicente FMR, Brgy. Concepcion and Brgy. San Vicente, Umingan, Pangasinan	10,000,000
Concreting of Brgy. Tebag FMR, Brgy. Tebag, San Carlos City, Pangasinan	13,875,000
Concreting of Brgy. Hose - Brgy. Calabeng FMR, Brgy. Hose and Brgy. Calabeng, Bani, Pangasinan	10,000,000
Concreting of Brgy. Bani FMR, Brgy. Bani, San Carlos City, Pangasinan	16,500,000
Concreting of Brgy. Sarmingan to Brgy. Casilagan to Brgy. Cadacad FMR, Narvacan, Ilocos Sur	10,000,000
Concreting of Brgy. Dalumpinas- Brgy. Lungao- Brgy. Malilion FMR, Brgys. Dalumpinas, Lungao, Dalumpinas, San Nicolas, Pangasinan	10,000,000

CORDILLERA ADMINISTRATIVE REGION (CAR)	395,000,000

Concreting of Brgy. Silet FMR, Brgy. Silet , San Juan, Abra	15,000,000
Concreting of Kirsodan, Brgy. San Isidro FMR, Brgy. San Isidro, Lagangilang, Abra	15,000,000
Concreting of Brgy. Barocboc to Brgy. Emiliana FMR, Brgy. Emiliana, Sta. Marcela, Apayao	15,000,000
Concreting of Sitio Gassud, Brgy. Karikitan to Sitio Gangan, Brgy. Mawigue FMR, Brgy. Karikitan, Conner, Apayao	15,000,000
Improvement/Concreting of Tama-ang-Talete, Brgy. Bayabas FMR, Brgy. Bayabas, Sablan, Benguet	15,000,000
Concreting of Bad-ayan-Cayapas-Deckan-BPI, Brgy. Baculongan Sur FMR, Brgy. Baculongan Sur, Buguias, Benguet	15,000,000
Concreting of Sitio Banaaw to Sitio Tammangan, Brgy. Wangwang FMR, Brgy. Wangwang, Tinoc, Ifugao	15,000,000
Concreting of Sitio Nangkattengey, Brgy. Namal FMR, Brgy. Namal, Asipulo, Ifugao	15,000,000
Concreting of Brgy. Mabaca FMR, Brgy. Mabaca, Balbalan, Kalinga	15,000,000
Concreting of Sitio Kasot, Purok Bayog to Purok Nalbuan FMR, Brgy. Malagnat, Pinukpuk, Kalinga	15,000,000
Concreting of Brgy. Saliok to Brgy. Madacuyan FMR, (Phase II), Brgy. Saliok, Natonin, Mountain Province	15,000,000
Concreting of Brgy. Saclit FMR, Brgy. Saclit, Sadanga, Mountain Province	15,000,000

794	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting and Opening of Sitio Namagpagan, Brgy. Poblacion FMR, Brgy. Poblacion, La Paz, Abra	30,000,000
Concreting of Brgy. Bolo-Brgy. Pudong FMR, Brgy. Pudong, Kapangan, Benguet	15,000,000
Concreting of San Juan-Bacut FMR, Santa Marcela, Apayao	15,000,000
Concreting of Brgy. Ala-Bolog FMR, Brgy. Ala-Bolog, Kiangan, Ifugao	15,000,000
Concreting of Baggas, Brgy. Calaocan FMR, Brgy. Calaocan, Rizal, Kalinga	15,000,000
Concreting of Brgy. Lacmaan FMR, Brgy. Lacmaan, Besao, Mt. Province	15,000,000
Improvement of Centro - Balewasan-Mangkinge, Brgy. Bangao FMR, Buguias, Benguet	15,000,000
Concreting of Sitio Banauan, Brgy. Banban to Sitio Guedeged, Brgy. Buluan FMR, Brgy. Banban, Conner, Apayao	10,000,000
Improvement of Brgy. Agawa to Brgy. Ambagiw FMR, Brgy. Agawa and Brgy. Ambagiw, Besao, Mountain Province	10,000,000
Concreting of FMR at Umalbong-Luhadan Municipality, Hingyon, Ifugao	5,000,000
Concreting of Brgy. Poblacion to Brgy. Dananao to Brgy. Tulgao FMR Phase II, Tinglayan, Kalinga	30,000,000
Concreting of Malundon FMR at Brgy. Bulo, Tabuk City, Kalinga	20,000,000
Concreting of Sitio Dep-ang to Sitio Bilis, Brgy. Santo Tomas FMR Phase III, Brgy. Santo Tomas, Baguio City	10,000,000
Concreting of Brgy. Mabaca FMR Phase II, Brgy. Mabaca, Balbalan, Kalinga	10,000,000

Region II - CAGAYAN VALLEY	1,456,888,000

Concreting of Viedeck-Sitio Pasduxan FMR, Brgy. Sta. Rosa, Itbayat, Batanes	15,000,000
Concreting of Gi-Arañi-Vadinaran FMR, Brgy. Kayuganan, Uyugan, Batanes	15,000,000
Concreting of Carallangan (Sitio Labbut) FMR, Brgy. Carallangan, Alcala, Cagayan	15,000,000
Concreting of Brgy. Tallang FMR, Brgy. Tallang, Baggao, Cagayan	15,000,000
Concreting of Brgy. Zitanga-Nararagan FMR, Brgy. Zitanga-Nararagan, Ballesteros, Cagayan	15,000,000
Concreting of Brgy. Mabuttal West FMR, Brgy. Mabuttal West, Ballesteros, Cagayan	15,000,000
Concreting of Brgy. Liwan Norte-San Antonio, Enrile, Cagayan to Ubong, Solana, Cagayan FMR, Brgy. Liwan Norte-San Antonio, Enrile, Cagayan to Ubong, Solana, Cagayan	15,000,000
Concreting of Brgys. Annafatan-Namuccauan-Calintaan-Masical-Pacac-Pequeno-Pacac Grande FMR, Amulung, Cagayan	15,000,000
Concreting of Malasi-San Antonio FMR, Brgy. Sitio Malasi, Brgy. San Antonio, Cabagan, Isabela	15,000,000
Concreting of Bubug FMR (Phase I), Brgy. Bubug, Sto. Tomas, Isabela	15,000,000
Concreting of Sta. Victoria FMR, Brgy. Sta. Victoria, Naguilian, Isabela	15,000,000
Concreting of Balliao FMR, Brgy. Balliao, Benito Soliven, Isabela	15,000,000
Concreting of Purok 4-7, Brgy. Bagnos FMR, Brgy. Bagnos, Alicia, Isabela	15,000,000
Concreting of Bugalion Proper Norte-Burgos FMR, Brgy. Bugalion Proper Norte-Burgos, Ramon, Isabela	15,000,000
Concreting of Limmubong, Papan Este FMR, Brgy. Limmubong, Papan Este, Jones, Isabela	15,000,000
Concreting of Gawad Kalinga-Lopez Street, Rizal FMR, Gawad Kalinga-Lopez Street, Brgy. Rizal, Santiago City, Isabela	15,000,000
Concreting of Holy Friday-Mananao FMR, Brgy. Holy Friday-Mananao, Mallig, Isabela	15,000,000
Concreting of Maligaya-Rang Ayan FMR, Brgy. Maligaya-Rang Ayan, Mallig, Isabela	15,000,000
Concreting of Naganacan-Alinam FMR, Brgy. Naganacan, Cauayan City, Isabela	15,000,000
Concreting of Santa Luciana-San Francisco FMR, Brgy. Santa Luciana-San Francisco, Cauayan City, Isabela	15,000,000
Concreting of Cabayo-Balete FMR, Brgy. Cabayo-Balete, Kayapa, Nueva Vizcaya	15,000,000
Concreting of Baretbet-Pogonsino Section FMR, Brgy. Baretbet-Pogonsino, Bagabag, Nueva Vizcaya	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	795
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Divisoria FMR, Brgy. Divisoria Norte, Maddela, Quirino	15,000,000
Concreting of Gamis-Tres Reyes FMR, Brgy. Gamis-Tres Reyes, Saguday, Quirino	15,000,000
Concreting of Brgy. Del Pilar FMR, Brgy. Del Pilar, Cabarroguis, Quirino	30,000,000
Concreting of Brgy. Dinili FMR, Brgy. Calaocan, Bambang, Nueva Vizcaya	10,000,000
Concreting of Brgy. Commonal FMR, Brgy. Commonal, Solano, Nueva Vizcaya	10,000,000
Concreting of Nantawakan FMR, Brgy. Nantawakan, Kasibu, Nueva Vizcaya	10,000,000
Concreting of Sitio Calagui, Brgy. San Pablo FMR, Brgy. San Pablo, Cauayan City, Isabela	10,000,000
Concreting of Brgy. Dianao FMR, Brgy. Dianao, Cauayan City, Isabela	5,000,000
Concreting of Brgy. San Francisco to Brgy. Dabburab FMR, Brgy. San Francisco and Brgy. Dabburab, Cauayan City, Isabela	5,000,000
Concreting of Brgy. Linglingay FMR, Brgy. Linglingay, Cauayan City, Isabela	5,000,000
Concreting of Purok 2, Brgy. Villa Concepcion FMR, Brgy. Villa Concepcion, Cauayan City, Isabela	10,000,000
Concreting of Brgy. Pangal Norte FMR, Brgy. Pangal Norte, Echague, Isabela	5,000,000
Concreting of Villa Victoria to Villa Fermin FMR, Brgys. Villa Victoria and Villa Fermin, Echague, Isabela	5,000,000
Concreting of Brgy. Bagnos-Bagong Sikat FMR, Brgy. Bagnos and Brgy. Bagong Sikat, Alicia, Isabela	10,000,000
Concreting of Brgy. Linglingay-Paddad FMR, Brgy. Linglingay and Brgy. Paddad, Alicia, Isabela	10,000,000
Concreting of Brgy. Pagrang-ayan FMR, Brgy. Pagrang-ayan, Ramon, Isabela	10,000,000
Concreting of Ibujan-Junction Buyasan FMR, Brgy. Buyasan San Mariano, Isabela	15,000,000
Concreting of Macayucayu-Ibujan FMR, Brgy. Ibujan, San Mariano, Isabela	15,000,000
Concreting of Malacabibi-Agguirit, Amulung, Cagayan	15,000,000
Concreting of Brgy. Iraga-Malacabibi, Solana, Cagayan	15,000,000
Concreting of Brgy. Santa Maria to Villa Concepcion FMR, Brgy. Santa Maria and Brgy. Villa Concepcion, Cauayan City, Isabela	10,000,000
Concreting of Brgy. Malasin to Caliguin FMR, Brgy. Malasin and Brgy. Caliguin, Burgos, Isabela	10,000,000
Concreting of Brgy. Guiddam FMR (Phase II), Brgy. Guiddam, Abulug, Cagayan	10,000,000
Concreting of Brgy. San Julian FMR, Brgy. San Julian, Abulug, Cagayan	15,000,000
Concreting of Brgy. Tallag Proper-Sitio Punta FMR, Brgy. Tallag, Cabagan, Isabela	30,000,000
Concreting of Brgy. Macayucayu to Brgy. Balliao FMR, Brgy. Balliao, Benito Soliven, Isabela	15,000,000
Concreting of Brgy. Libertad FMR, Brgy. Libertad, Abulug, Cagayan	15,000,000
Concreting of Brgy. Cabayu-Basao FMR, Brgy. Cabayu, Gattaran, Cagayan	15,000,000
Concreting of Brgy. Bubug FMR (Phase II), Brgy. Bubug, Sto. Tomas, Isabela	20,000,000
Concreting of Brgy. Barumbong FMR, Brgy. Barumbong, Sto. Tomas, Isabela	15,000,000
Concreting of Brgy. Gangalan FMR, Brgy. Gangalan, San Mariano, Isabela	15,000,000
Concreting of Brgy. Libertad FMR, Brgy. Libertad, San Mariano, Isabela	15,000,000
Concreting of Brgy. Dicamay to Brgy. Guilingan FMR, Brgy. Dicamay, San Mariano, Isabela	10,000,000
Concreting of Bagabag-Biga Oriental FMR (Phase II), Brgy. Bagabag-Biga Oriental, Sto. Tomas, Isabela	15,000,000
Concreting of Bayabo East FMR, Brgy. Bayabo East, Tumauini, Isabela	15,000,000
Concreting of Villa Imelda FMR, Brgy. Villa Imelda, Ilagan City, Isabela	20,000,000
Concreting of Brgy. Calanigan Norte FMR, Brgy. Calanigan Norte, Sto. Tomas, Isabela	15,000,000
Concreting of Sitio Villa-Sitio Colunguan FMR, Brgy. Barumbong, Sto. Tomas, Isabela	15,000,000
Concreting of Caligayan FMR, Brgy. Caligayan, Tumauini, Isabela	15,000,000
Concreting of Brgy. Villa Paredes to Brgy. San Nicolas FMR, Brgy. Villa Paredes and Brgy. San Nicolas, Delfin Albano, Isabela	15,000,000
Concreting of Brgy. Pilig Alto FMR, Brgy. Pilig Alto, Cabagan, Isabela	20,000,000
Concreting of Sitio Pelo, Brgy. Cansan FMR, Brgy. Cansan, Cabagan, Isabela	15,000,000

796	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Rodeo Arena Poblacion-Sitio Antagan FMR, Brgy. Poblacion and Brgy. Dalena, San Pablo, Isabela	15,000,000
Concreting of Brgy. Malasin-Brgy. Fely FMR, Brgy. Malasin and Brgy. Fely, Maconacon, Isabela	15,000,000
Concreting of Brgy. Gayong-Gayong Sur FMR, Brgy. Gayong-Gayong Sur, City of Ilagan, Isabela	15,000,000
Concreting of Brgy. San Isidro West to Brgy. Divisoria FMR, Brgy. San Isidro West and Brgy. Divisoria, Sta. Maria, Isabela	20,000,000
Concreting of Fusina-Sta. Teresa FMR, Lal-lo, Cagayan	10,000,000
Concreting of Malanao-Logac FMR, Lal-lo, Cagayan	10,000,000
Concreting of Buyun FMR (Rambo Drive), Santa Teresita, Cagayan	10,888,000
Concreting of Provincial Road Rizal-Salvacion Road, San Jose-Sta. Rosa FMR, Brgy. San Jose and Brgy. Sta. Rosa, Santiago City, Isabela	20,000,000
Concreting of Dalibubon to Payac FMR, Brgy. Dalibubon, Jones, Isabela	10,000,000
Concreting of Purok 1 and 2, Cadaanan Road, Brgy. Malapat FMR, Brgy. Malapat, Cordon, Isabela	10,000,000
Concreting of Brgy. Dallao FMR, Brgy. Dallao, Cordon, Isabela	20,000,000
Opening and Concreting of Tay-a-Santor FMR, Brgy. Murong, Bagabag, Nueva Vizcaya	20,000,000
Opening and Concreting of FMR at Brgy. Quirino-San Geronimo, Bagabag, Nueva Vizcaya	30,000,000
Upgrading of Baretbet-Dumayop-Masina FMR, Brgy. Baretbet, Bagabag, Nueva Vizcaya	20,000,000
Upgrading of Santiago Road (FMR), Sitio Amballo North-Amballo South, Brgy. Baretbet, Bagabag, Nueva Vizcaya	30,000,000
Concreting of Nabbuan-Sinili FMR, Brgy. Nabbuan and Brgy. Sinili, Santiago City, Isabela	21,000,000
Concreting of Brgy. Guiddam FMR, Brgy. Guiddam, Abulug, Cagayan	10,000,000
Concreting of Brgy. San Pedro to Battalion FMR, Brgy. San Pedro, Lasam, Cagayan	10,000,000
Concreting of Brgy. Aggasian - Brgy. Salindingan FMR, Brgy. Aggasian and Brgy. Salindingan, Ilagan City, Isabela	10,000,000
Concreting of Brgy. Annanuman - Brgy. Dalena FMR Phase III, Brgy. Annanuman, San Pablo, Isabela	10,000,000
Concreting of Brgy. Cansan to Brgy. Balasig FMR, Brgy. Cansan and Brgy. Balasig, Cabagan, Isabela	10,000,000
Concreting of Brgy. Calamagui North FMR Phase II, Brgy. Calamagui North, Santa Maria, Isabela	10,000,000
Rehabilitation/Concreting of Purok 2 to Purok 3, Brgy. Rang Ayan Sikat FMR, Brgy. Rang Ayan Sikat, Naguilian, Isabela	10,000,000
Improvement/Concreting of Brgy. Aurora West FMR, Brgy. Aurora West, Diffun, Quirino	15,000,000
Improvement/Concreting of Brgy. Rizal FMR, Brgy. Rizal, Diffun, Quirino	15,000,000
Improvement/Concreting of Brgy. Burgos FMR, Brgy. Burgos, Cabarroguis, Quirino	10,000,000
Improvement/Concreting of Brgy. San Marcos FMR, Brgy. San Marcos, Cabarroguis, Quirino	10,000,000
Concreting of Brgy. Sotero Nuesa FMR, Brgy. Sotero Nuesa, Roxas, Isabela	10,000,000
Concreting of Brgy. San Andres FMR, Brgy. San Andres, Sanchez Mira, Cagayan	10,000,000
Improvement/Concreting of Brgy. Andres Bonifacio FMR, Brgy. Andres Bonifacio, Diffun, Quirino	30,000,000
Improvement/Concreting of Brgy. Aurora East FMR, Brgy. Aurora East, Diffun, Quirino	30,000,000
Improvement/Concreting of Brgy. Zamora FMR, Brgy. Zamora, Cabarroguis, Quirino	30,000,000
Improvement/Concreting of Brgy. Gundaway FMR, Brgy. Gundaway, Cabarroguis, Quirino	10,000,000
Concreting of Zone 4, Brgy. Toran FMR, Brgy. Toran, Aparri, Cagayan	15,000,000
Concreting of Brgy. Labben to Brgy. Utan FMR, Brgy. Labben and Brgy. Utan, Allcapan, Cagayan	15,000,000
Concreting of Brgy. Mambacag FMR, Brgy. Mambacag, Tuao, Cagayan	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	797
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Region III - CENTRAL LUZON	4,016,530,000

Concreting of Brgy. Bayabas to Ipil FMR, Brgy. Bayabas and Ipil, Dipaculao, Aurora	15,000,000
Concreting of Calao Debucao FMR, Brgy. Wenceslao, Maria Aurora, Aurora	15,000,000
Concreting of FMR at Brgy. Pandatun, Hermosa, Bataan	15,000,000
Concreting of FMR at Sitio Baliteng Pula, Brgy. Pagasa, Orani, Bataan	15,000,000
Concreting of Sitio Nuyugan, Brgy. Cataning FMR, Brgy. Cataning, Balanga City, Bataan	15,000,000
Concreting of Brgy. Nagwaling-Diwa FMR, Brgy. Nagwaling to Brgy. Diwa, Pilar, Bataan	15,000,000
Concreting of Sitio Maangay, Brgy. Balon-Anito FMR, Brgy. Balon-Anito, Mariveles, Bataan	15,000,000
Concreting of Sitio Cairing, Brgy. Pagalanggang FMR, Brgy. Pagalanggang, Dinalupihan, Bataan	15,000,000
Concreting of Brgy. Sto. Cristo FMR, Brgy. Sto. Cristo, San Jose del Monte, Bulacan	30,000,000
Upgrading/Rehabilitation of FMR at Brgy. Sta. Monica, Hagonoy, Bulacan	15,000,000
Concreting of Brgy. San Agustin FMR, Brgy. San Agustin, Hagonoy, Bulacan	15,000,000
Concreting of Brgy. Bonga Mayor FMR, Brgy. Bonga Mayor, Bustos, Bulacan	15,000,000
Concreting of Brgy. Dampol FMR, Brgy. Dampol, Plaridel, Bulacan	15,000,000
Concreting of Brgy. Pulong Bayabas going to Brgy. Bubulong Munti FMR, Brgy. Pulong Bayabas, San Miguel, Bulacan	15,000,000
Concreting of Brgy. Sta. Lucia FMR, Brgy. Sta. Lucia, San Miguel, Bulacan	15,000,000
Concreting of Brgy. Ubihan FMR, Brgy. Ubihan, Meycauayan, Bulacan	30,000,000
Upgrading/Rehabilitation of Purok 6, Brgy. Pritil FMR, Brgy. Pritil, Guiguinto, Bulacan	15,000,000
Concreting of Brgy. Bagong Barrio FMR, Brgy. Bagong Barrio, Pandi, Bulacan	15,000,000
Concreting of Sitio Daang Madre FMR, Brgy. Encanto, Angat, Bulacan	15,000,000
Concreting of Brgy. Bangkal FMR, Brgy. Bangkal, Norzagaray, Bulacan	15,000,000
Concreting of Brgy. Umangan to Brgy. San Juan FMR, Aliaga, Nueva Ecija	15,000,000
Concreting of Brgy. Bued to Brgy. Luna FMR, Cuyapo, Nueva Ecija	15,000,000
Concreting of Burgos, Lupao to Brgy. Mangandingay FMR, Science City Muñoz, Nueva Ecija	15,000,000
Concreting of Brgy. Paco Roman FMR, Brgy. Paco Roman, Rizal, Nueva Ecija	15,000,000
Concreting of Brgy. Macatbong to Brgy. Kalikid Norte FMR, Brgy. Macatbong to Brgy. Kalikid Norte, Cabanatuan City, Nueva Ecija	30,000,000
Concreting of Brgy. Sta. Isabel FMR (Phase II), Cabiao, Nueva Ecija	15,000,000
Concreting of Brgy. Sta. Barbara FMR, Brgy. Sta. Barbara, San Antonio, Nueva Ecija	15,000,000
Concreting of Brgy. San Miguel to Brgy. Bucanan to Brgy. San Ildefonso FMR, Magalang, Pampanga	15,000,000
Concreting of Brgy. San Roque FMR, Brgy. San Roque, Magalang, Pampanga	15,000,000
Concreting of Brgy. San Jose to Brgy. San Isidro FMR, Brgy. San Jose and Brgy. San Isidro, Sta. Rita, Pampanga	15,000,000
Concreting of Purok 6, Brgy. San Roque Arbol FMR, Brgy. San Roque Arbol, Lubao, Pampanga	15,000,000
Concreting of Bry. Matamo FMR, Brgy. Matamo, Arayat, Pampanga	25,000,000
Concreting of Brgy. Arenas FMR, Brgy. Arenas, Arayat, Pampanga	10,000,000
Concreting of Purok 2, Brgy. Cansinala FMR (Phase I), Brgy. Cansinala, Apalit, Pampanga	15,000,000
Concreting of Sitio Mindanao, Brgy. Esteban FMR, Brgy. Esteban, Macabebe, Pampanga	15,000,000
Concreting of Brgy. Bacabac FMR, Brgy. Bacabac, Camiling, Tarlac	15,000,000
Concreting of Brgy. Bobon 1st FMR, Brgy. Bobon 1st, Camiling, Tarlac	15,000,000
Concreting of Brgy. Cruz-Rio Chico FMR, Brgy. Cruz, Victoria, Tarlac	15,000,000
Concreting of Brgy. Magaspac to Brgy. Carbonel FMR, Brgy. Magaspac, Gerona, Tarlac	15,000,000
Concreting of Brgy. Sto. Niño FMR, Brgy. Sto. Niño, Bamban, Tarlac	15,000,000
Concreting of Brgy. San Rafael FMR, Brgy. San Rafael, Bamban, Tarlac	15,000,000
Concreting of Sitio Malaya FMR at Brgy. Aningway Subic, Zambales	15,000,000
Concreting of Sitio Malingaw, Brgy. Cawag FMR, Brgy. Cawag, Subic, Zambales	15,000,000

798	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Sitio Matayar a Banga, Brgy. Bulawen FMR, Brgy. Bulawen, Palauig, Zambales	15,000,000
Concreting of Sitio Tiaong, Brgy. Carael to Brgy. Bangan FMR, Brgy. Carael, Botolan, Zambales	15,000,000
Concreting of Brgy. Canaan West FMR, Brgy. Canaan West, Rizal, Nueva Ecija	15,000,000
Concreting of Brgy. Kaliwanagan to Brgy. Tayabo FMR, Brgy. Kaliwanagan and Brgy. Tayabo, San Jose City, Nueva Ecija	15,000,000
Concreting of Brgy. La Paz Turu FMR, Brgy. La Paz Turu, Arayat, Pampanga	25,000,000
Concreting of Brgy. Lomboy FMR, Brgy. Lomboy, Sta. Cruz, Zambales	15,000,000
Concreting of Brgy. Old Cabalan FMR, Brgy. Old Cabalan, Olongapo City, Zambales	10,000,000
Concreting of Brgy. San Isidro to Brgy. Sta. Cruz to Brgy. Pantoc FMR, Zaragoza, Nueva Ecija	10,000,000
Concreting of Brgy. Bagumbayan FMR, Brgy. Bagumbayan, Bulakan, Bulacan	10,000,000
Concreting of Brgy. San Juan to Brgy. Umangan FMR, Aliaga, Nueva Ecija	30,000,000
Concreting of Brgy. Tampac I to Brgy. Caballero FMR, Guimba, Nueva Ecija	30,000,000
Concreting of Brgy. Simimbaan to Brgy. Nagcuralan FMR, Cuyapo, Nueva Ecija	45,000,000
Concreting of Brgy. Pacac to Brgy. Yuson FMR, Guimba, Nueva Ecija	30,000,000
Concreting of Brgy. Sampaloc to Brgy. La Torre FMR, Talavera, Nueva Ecija	45,000,000
Concreting of Brgy. Baloc to Brgy. Sto. Rosario FMR, Sto. Domingo, Nueva Ecija	30,000,000
Concreting of Brgy. Bakal II Talavera to Brgy. Casulucan FMR, Sto. Domingo, Nueva Ecija	30,000,000
Concreting of Brgy. Sto. Rosario to Brgy. Del Pilar FMR, Zaragoza, Nueva Ecija	30,000,000
Concreting of Brgy. Macatcatuit to Brgy. Calem FMR, Guimba, Nueva Ecija	30,000,000
Concreting of Brgy. Mandasig FMR, Brgy. Mandasig, Candaba, Pampanga	20,000,000
Concreting of Brgy. Dulong Ilog FMR, Brgy. Dulong Ilog, Candaba, Pampanga	25,000,000
Concreting of Brgy. Paralaya/Gulap FMR, Brgy. Paralaya and Brgy. Gulap, Candaba, Pampanga	46,000,000
Concreting of Brgy. Pulong Gubat FMR, Brgy. Pulong Gubat, Candaba, Pampanga	10,000,000
Concreting of Brgy. Lanang FMR, Brgy. Lanang, Candaba, Pampanga	40,000,000
Concreting of Brgy. Vizal San Pablo FMR, Brgy. Vizal San Pablo, Candaba, Pampanga	45,000,000
Concreting of Brgy. Bahay Pare FMR, Brgy. Bahay Pare, Candaba, Pampanga	30,000,000
Concreting of Brgy. Gulap FMR, Brgy. Gulap, Candaba, Pampanga	35,000,000
Concreting of Brgy. Pulong Palazan FMR, Brgy. Pulong Palazan, Candaba, Pampanga	15,000,000
Concreting of Brgy. Magumbali to Brgy. Barangca FMR, Brgy. Magumbali and Brgy. Barangca, Candaba, Pampanga	24,000,000
Concreting of Brgy. Anyatam to Brgy. Mapanique FMR, Brgy. Anyatam and Brgy. Mapanique, San Ildefonso, Bulacan	30,000,000
Concreting of Brgy. Bagong Pag-asa-Cuayang Bugtong FMR, Brgy. Bagong Pag-asa-Cuayang Bugtong, San Miguel, Bulacan	30,000,000
Concreting of Brgy. Bulualto FMR, Brgy. Bulualto, San Miguel, Bulacan	10,000,000
Concreting of Sitio Talamsi I FMR, Brgy. Kalawakan, Doña Remedios Trinidad, Bulacan	30,000,000
Concreting of Sitio Arin FMR, Brgy. San Isidro, Botolan, Zambales	15,000,000
Concreting of Sitio Olpoy FMR, Brgy. Amungan, Iba, Zambales	30,000,000
Concreting of Purok 4 and Purok 6 FMR, Brgy. Beddeng, San Narciso, Zambales	30,000,000
Concreting of Brgy. Guisguis FMR, Brgy. Guisguis, Sta. Cruz, Zambales	25,000,000
Concreting of FMR at Brgy. Turu, Magalang, Pampanga	35,000,000
Concreting of FMR at Brgy. San Pablo to Brgy. San Agustin, Magalang, Pampanga	35,000,000
Concreting of FMR at Brgy. Escaler Road (Phase II), Magalang, Pampanga	35,000,000
Concreting of FMR at Brgy. Pala-Pala, San Ildefonso, Bulacan	25,000,000
Concreting of Brgy. Pinaod-Sitio Bakbakan FMR, Brgy. Pinaod, San Ildefonso, Bulacan	25,000,000
Concreting of Brgy. Pasong Bangkal FMR, Brgy. Pasong Bangkal, San Ildefonso, Bulacan	25,000,000
Concreting of Tukod-Casalat FMR, Brgy. Casalat, San Ildefonso, Bulacan	25,000,000
Concreting of FMR at Brgy. Mangga, Candaba, Pampanga	25,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	799
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. Pulong Palazan-Brgy. Vizal FMR, Brgy. Pulong Palazan and Brgy. Vizal, Sto. Niño, Candaba, Pampanga	30,000,000
Concreting of FMR at Brgy. Barit, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. Dalayap, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. Pasig, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. Pansinao, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. San Agustin, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. Pescadores, Candaba, Pampanga	25,000,000
Concreting of FMR at Sitio 2 Brgy. Gulap, Candaba, Pampanga	25,000,000
Concreting of Brgy. Bagong Barrio FMR Phase I, Brgy. Bagong Barrio, San Ildefonso, Bulacan	15,000,000
Concreting of Brgy. Telapatio FMR (Phase I), Brgy. Telapatio, San Ildefonso, Bulacan	15,000,000
Concreting of Brgy. San Juan FMR, Brgy. San Juan, San Miguel, Bulacan	5,000,000
Concreting of Brgy. Labne FMR, Brgy. Labne, San Miguel, Bulacan	5,000,000
Concreting of Brgy. Masalipit FMR, Brgy. Masalipit, San Miguel, Bulacan	5,000,000
Concreting of Brgy. Balaong FMR (Phase I), Brgy. Balaong, San Miguel, Bulacan	5,000,000
Concreting of Brgy. Pulong Bayabas FMR, Brgy. Pulong Bayabas, San Miguel, Bulacan	5,000,000
Concreting of Brgy. Sacdalan FMR, Brgy. Sacdalan, San Miguel, Bulacan	5,000,000
Concreting of Brgy. Alagao FMR, Brgy. Alagao, San Ildefonso, Bulacan	5,000,000
Concreting of Brgy. Telepatio FMR (Phase II), Brgy. Telepatio, San Ildefonso, Bulacan	5,000,000
Concreting of Brgy. Maasim FMR, Brgy. Maasim, San Ildefonso, Bulacan	5,000,000
Concreting of Brgy. Mataas na Parang FMR, Brgy. Mataas na Parang, San Ildefonso, Bulacan	5,000,000
Concreting of Sitio Matike, Brgy. La Paz Turu FMR, Brgy. La Paz Turu, Arayat, Pampanga	5,000,000
Concreting of Purok 2, Brgy. Cansinala FMR Phase II, Brgy. Cansinala, Apalit, Pampanga	5,000,000
Concreting of Caduang Tete to Brgy. Saplad David FMR, Brgy. Caduang Tete and Brgy. Saplad David, Macabebe, Pampanga	5,000,000
Concreting of Brgy. Bebe Matua FMR, Brgy. Bebe Matua, Masantol, Pampanga	5,000,000
Concreting of Purok 2, Brgy. Bambang FMR, Brgy. Bambang, Candaba, Pampanga	5,000,000
Concreting of Brgy. San Isidro-San Miguel FMR, Brgy. San Isidro, San Luis, Pampanga	5,000,000
Concreting of Brgy. San Juan FMR, Brgy. San Juan, San Luis, Pampanga	5,000,000
Concreting of Brgy. Sta. Catalina FMR, Brgy. Sta. Catalina, San Luis, Pampanga	5,000,000
Concreting of Sitio Duyong, Brgy. Concepcion FMR, Brgy. Concepcion, San Simon, Pampanga	5,000,000
Concreting of Brgy. San Miguel to Sta. Cruz FMR, Brgy. San Miguel and Brgy. Sta. Cruz, San Simon, Pampanga	5,000,000
Concreting of Sitio Pandapug, Brgy. San Miguel FMR, Brgy. San Miguel, San Simon, Pampanga	5,000,000
Concreting of Brgy. Concepcion FMR, Brgy. Concepcion, San Simon, Pampanga	5,000,000
Concreting of Brgy. Cadmang Baculi FMR, Brgy. Cadmang Baculi, Cabangan, Zambales	20,000,000
Concreting of Brgy. Sto. Niño to Sitio Maporak New San Juan FMR, Brgy. Sto. Niño, Cabangan, Zambales	20,000,000
Concreting of Danao-Masambique FMR, Brgy. Apostol, San Felipe, Zambales	50,000,000
Concreting of Bantay Carmen to Sagpat FMR, Brgy. Maloma, San Felipe, Zambales	50,000,000
Concreting of Sitio Lalec and Fajotina St. to Bucas Road, Brgy. Sindol FMR, Brgy. Sindol, San Felipe, Zambales	20,000,000
Concreting of Frenza-Gayater FMR, Brgy. Sta. Barbara, Iba, Zambales	20,000,000
Concreting of Sta. Rita FMR, Brgy. Bangantalinga, Iba, Zambales	20,000,000
Concreting of FMR at Brgy. Mandili, Candaba, Pampanga	35,000,000
Concreting of FMR at Brgy. Mapaniqui, Candaba, Pampanga	35,000,000
Concreting of FMR at Brgy. Salapungan, Candaba, Pampanga	30,000,000
Concreting of FMR at Brgy. Balaong (Phase II), San Miguel, Bulacan	25,000,000
Concreting of FMR at Brgy. Pinambaran, San Miguel, Bulacan	15,000,000

800	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of FMR at Brgy. Biclat, San Miguel, Bulacan	15,000,000
Concreting of FMR at Brgy. Buliran, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Cambio, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Magmarale, San Miguel, Bulacan	25,000,000
Concreting of FMR at Brgy. Bagong Silang, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Batasan Matanda, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Lambakin, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Paliwasan, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Biak na Bato, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Partida, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Santa Lucia, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Maligaya, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Sapang, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Tartaro, San Miguel, Bulacan	20,000,000
Concreting of FMR at Sitio Mainay, Brgy. Sta. Ines, San Miguel, Bulacan	20,000,000
Concreting of FMR at Brgy. Vizal Sto. Cristo, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. Paligui, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. Bambang, Candaba, Pampanga	20,000,000
Concreting of FMR at Brgy. Sto. Rosario, Candaba, Pampanga	20,000,000
Concreting of FMR at Brgy. Tenejero, Candaba, Pampanga	20,000,000
Concreting of FMR at Brgy. Talang, Candaba, Pampanga	20,000,000
Concreting of FMR at Brgy. Lourdes, Candaba, Pampanga	20,000,000
Concreting of FMR at Brgy. Cuayan Bugtong, Candaba, Pampanga	20,000,000
Concreting of FMR at Brgy. Tagulod, Candaba, Pampanga	20,000,000
Concreting of FMR at Brgy. Calantipe, Apalit, Pampanga	25,000,000
Concreting of FMR at Brgy. Paligue, Apalit, Pampanga	25,000,000
Concreting of FMR at Brgy. San Juan, Apalit, Pampanga	25,000,000
Concreting of Sitio Libis to Sitio Centro FMR, Brgy. Tagulod, Candaba, Pampanga	25,000,000
Concreting of Brgy. San Agustin to Brgy. Dolores FMR, Brgy. San Agustin and Brgy. Dolores, Sto. Domingo, Nueva Ecija	20,000,000
Concreting of FMR at Purok Maharlika, Brgy. Balbaloto, Victoria, Tarlac	10,000,000
Concreting of FMR at Brgy. Coral, Ramos, Tarlac	10,000,000
Concreting of FMR at Brgy. Salapungan-Lourdes-Mandili Road, Candaba, Pampanga	75,000,000
Concreting of FMR at Sitio Pulung Aga Brgy. Magumbali, Candaba, Pampanga	25,000,000
Concreting of FMR at Brgy. Pangclara, Candaba, Pampanga	25,000,000
Concreting of FMR at Sitio Control, Brgy. Mandasig, Candaba, Pampanga	25,000,000
Concreting of Sitio Sto. Niño, Brgy. Baculong FMR, Brgy. Baculong, Victoria,Tarlac	4,000,000
Concreting of Mitay St., Brgy. Mapulang Lupa FMR, Brgy. Mapulang Lupa, Pandi, Bulacan	10,000,000
Concreting of Brgy. Catacte FMR Brgy. Catacte, Bustos, Bulacan	5,000,000
Concreting of Brgy. Matictic FMR, Brgy. Matictic, Norzagaray, Bulacan	20,000,000
Concreting of FMR at Brgy. Pulung Santol, Porac, Pampanga	20,000,000
Concreting of Purok 3 Brgy. Sto. Niño Tabuan FMR, Brgy. Sto. Niño Tabuan, Arayat, Pampanga	30,000,000
Concreting of Cupang to San Nicolas FMR, Brgy. Cupang and Brgy. San Nicolas, Arayat, Pampanga	25,000,000
Concreting of FMR at Sitio Tagulod, Brgy. Magumbali, Candaba, Pampanga	50,000,000
Concreting of FMR at Lourdes-Mandili,Candaba, Pampanga	50,000,000
Improvement of Purok 1, Suluukan St., Brgy. Buhol na Mangga FMR, Brgy. Buhol na Mangga, San Ildefonso, Bulacan	100,000,000
Concreting of Brgy. Pinaod FMR, Brgy. Pinaod, San Ildefonso, Bulacan	15,000,000
Concreting of Purok 1, Brgy. Sta. Catalina Bata FMR, Brgy. Sta. Catalina Bata, San Ildefonso, Bulacan	9,300,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	801
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Purok 2, Brgy. Sapang Putik FMR, Brgy. Sapang Putik, San Ildefonso, Bulacan	15,000,000
Concreting of Brgy. Baritan FMR, Brgy. Baritan, San Miguel, Bulacan	15,000,000
Concreting of Brgy. King Kabayo FMR, Brgy. King Kabayo, San Miguel, Bulacan	10,000,000
Concreting of Brgy. Pasong Bangkal FMR, Brgy. Pasong Bangkal, San Rafael, Bulacan	16,500,000
Upgrading/Rehabilitation of Purok 5, Brgy. Pasong Intsik FMR, Brgy. Pasong Intsik, San Rafael, Bulacan	16,500,000
Concreting of Brgy. Gabihan FMR, Brgy. Gabihan, San Ildefonso, Bulacan	15,000,000
Concreting of Brgy. Bubulong Munti FMR, Brgy. Bubulong Munti, San Ildefonso, Bulacan	15,000,000
Concreting of Brgy. Bardias FMR, Brgy. Bardias, San Miguel, Bulacan	15,000,000
Concreting of Zone 6 Lukong, Brgy. Mandile to Sitio 26 FMR, Brgy. Mandile, San Miguel, Bulacan	5,000,000
Concreting of Purok 7, Brgy. Umpucan FMR, Brgy. Umpucan, San Ildefonso, Bulacan	22,000,000
Concreting of Sitio Duplas, Brgy. Kalawakan FMR, Brgy. Kalawakan, Doña Remedios Trinidad, Bulacan	15,000,000
Rehabilitation of Brgy. Sta. Catalina Matanda FMR, Brgy. Sta. Catalina Matanda, San Ildefonso, Bulacan	15,000,000
Concreting of Brgy. Bubulong Malaki FMR, Brgy. Bubulong Malaki, San Ildefonso, Bulacan	15,000,000
Concreting of Brgy. Sapang Dayap FMR, Brgy. Sapang Dayap, San Ildefonso, Bulacan	9,030,000
Rehabilitation of Brgy. Bulusukan FMR, Brgy. Bulusukan, San Ildefonso, Bulacan	8,200,000
Concreting of Brgy. Coral na Bato Going to Brgy. Bagong Barrio FMR, Brgy. Coral na Bato, San Rafael, Bulacan	6,000,000
Concreting of Lateral B, Brgy. San Nicolas FMR, Brgy. San Nicolas, San Luis, Pampanga	20,000,000
Concreting of Brgy. Castillo FMR, Brgy. Castillo, Concepcion, Tarlac	50,000,000
Concreting of Brgy. Tiaong to Brgy. Tabe FMR, Brgys. Tiaong and Tabe, Guiguinto, Bulacan	12,000,000
Concreting of Brgy. Pulong Duhat FMR, Brgy. Pulong Duhat, San Miguel, Bulacan	15,000,000
Concreting of Brgy. Cupang to Brgy. Bagong Barrio FMR, Brgy. Cupang, Pandi, Bulacan	18,000,000
Concreting of Brgy. Bagong Barrio FMR Phase II, Brgy. Bagong Barrio, San Ildefonso, Bulacan	10,000,000
Concreting of Brgy. Balibago II FMR, Brgy. Balibago II, Tarlac City	5,000,000
Concreting of Zone 6, Brgy. Bora FMR, Brgy. Bora, Tarlac City, Tarlac	5,000,000
Concreting of Brgy. Balingcanaway FMR, Brgy. Balingcanaway, Tarlac City, Tarlac	5,000,000
Concreting of Brgy. San Isidro to Brgy. Dolores FMR, Brgy. San Isidro, Tarlac City, Tarlac	5,000,000
Concreting of Brgy. Gen Luna FMR, Brgy. Gen Luna, Rizal, Nueva Ecija	10,000,000

Region IVA - CALABARZON	2,427,750,000

Concreting of Brgy. J. Leviste FMR, Brgy. J. Leviste, Laurel, Batangas	15,000,000
Concreting of Brgy. Iba FMR, Brgy. Iba, Silang, Cavite	15,000,000
Opening and Concreting of Brgy. Malabag FMR, Brgy. Malabag, Silang, Cavite	6,000,000
Concreting of Brgy. Daine FMR, Brgy. Daine, Indang, Cavite	12,000,000
Opening and Concreting of Brgy. Tambong Balagbag FMR, Brgy. Tambong Balagbag, Indang, Cavite	15,000,000
Concreting of Brgy. Kaymisas FMR, Brgy. Kaymisas, Gen. Emilio Aguinaldo, Cavite	15,000,000
Concreting of Brgy. Caluangan FMR (Phase I), Brgy. Caluangan, Magallanes, Cavite	15,000,000
Concreting of Brgy. Mabacan FMR, Brgy. Mabacan, Calauan, Laguna	15,000,000
Opening and Concreting of Brgy. Culoy to Brgy. Bayate FMR, Brgy. Culoy and Brgy. Bayate, Liliw, Laguna	15,000,000
Concreting of Brgy. Sisilmin to Brgy. Tibatib FMR, Brgy. Sisilmin to Brgy. Tibatib, Cavinti, Laguna	15,000,000
Concreting of Brgy. Matalingting FMR, Brgy. Matalingting, Sta. Maria, Laguna	15,000,000
Concreting of Brgy. Sta. Ana FMR, Brgy. Sta. Ana, Calatagan, Batangas	15,000,000

802	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Opening and Concreting of Brgy. Pook FMR, Brgy. Pook, Balayan, Batangas	15,000,000
Concreting of Brgy. Laurel to Brgy. Sto. Tomas FMR, Brgy. Laurel and Brgy. Sto. Tomas, Mabini, Batangas	10,000,000
Concreting of Sitio Gulod, Brgy. Nag-iba FMR, Brgy. Nag-iba, Mabini, Batangas	5,000,000
Concreting of Sitio Naambon, Brgy. Nag-iba FMR, Brgy. Nag-iba, Mabini, Batangas	5,000,000
Concreting of Purok 7 Brgy. Luya FMR, Brgy. Luya, San Luis, Batangas	10,000,000
Opening and Concreting of Brgy. Lumang Lipa FMR, Brgy. Lumang Lipa, Mataas na Kahoy, Batangas	15,000,000
Opening and Concreting of Brgy. San Luis FMR, Brgy. San Luis, Laurel, Batangas	15,000,000
Concreting of Brgy. Maraykit FMR, Brgy. Maraykit, San Juan, Batangas	10,000,000
Concreting of Brgy. Banay-Banay 1st FMR, Brgy. Banay Banay 1st, San Jose, Batangas	10,000,000
Concreting of Brgy. Calubcub 1st FMR, Brgy. Calubcub 1st, San Juan, Batangas	10,000,000
Concreting of Brgy. Talahib Payapa FMR, Brgy. Talahib Payapa, Batangas City, Batangas	15,000,000
Concreting of Brgy. Cumba FMR, Brgy. Cumba, Batangas City, Batangas	15,000,000
Concreting of Sitio Tuoy, Brgy. Cuyambay FMR, Brgy. Cuyambay, Tanay, Rizal	15,000,000
Concreting of Brgy. Quisao FMR, Brgy. Quisao, Pililla, Rizal	15,000,000
Concreting of Sitio Mainit, Brgy. San Jose FMR, Brgy. San Jose, Antipolo City, Rizal	12,000,000
Concreting of Sitio Pangolorin, Brgy. San Jose FMR, Brgy. San Jose, Antipolo City, Rizal	10,000,000
Concreting of Brgy. Pamplona FMR, Brgy. Pamplona, General Nakar, Quezon	10,000,000
Concreting of Brgy. Catablingan FMR, Brgy. Catablingan, General Nakar, Quezon	10,000,000
Concreting of Brgy. Canaway FMR, Brgy. Canaway, General Nakar, Quezon	10,000,000
Concreting of Brgy. Manggalang Tulo-Tulo FMR, Brgy. Manggalang Tulo-Tulo, Sariaya, Quezon	15,000,000
Concreting of Brgy. Sta. Lucia FMR, Brgy. Sta. Lucia, Dolores, Quezon	15,000,000
Concreting of Brgy. Balagtas to Brgy. Mabini FMR, Brgy. Bonifacio to Brgy. Balagtas, Unisan, Quezon	15,000,000
Concreting of Poblacion to Sitio Banaba, Brgy. Pansoy FMR, Brgy. Pansoy, San Andres, Quezon	15,000,000
Concreting of Brgy. San Roque Ilaya FMR, Brgy. San Roque Ilaya, Calauag, Quezon	10,000,000
Concreting of Brgy. Cabong Norte FMR, Brgy. Cabong Norte, Guinayangan, Quezon	15,000,000
Concreting of Brgy. Caluangan FMR (Phase II), Brgy. Caluangan, Magallanes, Cavite	10,000,000
Concreting of Brgy. San Jose FMR, Brgy. San Jose, San Antonio, Quezon	10,000,000
Opening and Concreting of Brgy. Tandang Kutyo FMR, Brgy. Tandang Kutyo, Tanay, Rizal	10,000,000
Concreting of Brgy. Lubo FMR, Brgy. Lubo, Jala-Jala, Rizal	15,000,000
Concreting of Sitio Dayapa, Brgy. Sampaloc FMR, Brgy. Sampaloc, Tanay, Rizal	15,000,000
Opening and Concreting of Brgy. Nagtaluntong FMR, at Sitio Hambulang Aso, Brgy. Nagtaluntong, Lobo, Batangas	30,000,000
Concreting of Brgy. Guis-guis Talon-Lutucan Bata-Bignay 1 FMR, Brgy. Guis-guis Talon, Brgy. Lutucan Bata and Brgy. Bignay 1, Sariaya, Quezon	15,000,000
Concreting of Brgy. Sta. Catalina Sur FMR, Brgy. Sta. Catalina Sur, Candelaria, Quezon	15,000,000
Concreting of Brgy. San Andres, Candelaria to Brgy. Manggalang Tulu-tulo FMR, Brgy. San Andres, Candelaria and Brgy. Manggalang Tulu-tulo, Sariaya, Quezon	15,000,000
Concreting of Brgy. San Juan-St. Francis FMR, Brgy. San Juan, Tiaong, Quezon	15,000,000
Concreting of Sitio Makuweteb, Brgy. Laiya Aplaya FMR, Brgy. Laiya Aplaya, San Juan, Batangas	15,000,000
Concreting of Brgy. Malainin FMR, Brgy. Malainin, Ibaan, Batangas	15,000,000
Concreting of Brgy. Bancod FMR, Brgy. Bancod, Indang, Cavite	10,000,000
Concreting of Brgy. Poblacion 5 to Poblacion 12 FMR, Brgy. Poblacion 5 to Poblacion 12, Amadeo, Cavite	5,000,000
Concreting of Brgy. Pangil FMR, Brgy. Pangil, Amadeo, Cavite	5,000,000
Concreting of Brgy. Tabason-Sto. Tomas-San Vicente FMR (Phase II), Tagkawayan, Quezon	10,000,000
Concreting of Brgy. Tulo FMR, Brgy. Tulo, Batangas City, Batangas	10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	803
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Opening and Concreting of Brgy. San Cristobal FMR, Brgy. San Cristobal, San Pablo, Laguna	15,000,000
Concreting of Brgy. San Jose FMR, Brgy. San Jose, San Pablo, Laguna	15,000,000
Concreting of Brgy. Santo Angel FMR, Brgy. Santo Angel, San Pablo, Laguna	15,000,000
Opening and Concreting of Brgy. Ilayang Wasay to Brgy. Ibabang Wasay to Brgy. Pinamasagan FMR, Brgys. Ilayang Wasay, Ibabang Wasay and Pinamasagan, Buenavista, Quezon	40,000,000
Concreting of Brgy. Quezon FMR, Brgy. Quezon, Pitogo, Quezon	30,000,000
Concreting of Brgy. San Roque-Brgy. Anahawan FMR, Calauag, Quezon	25,000,000
Concreting of San Luis I-San Luis II FMR, Brgys. San Luis I and Brgy. San Luis II, Guinayangan, Quezon	25,000,000
Concreting of Manggalang-Lubigan FMR, Brgys. Lubigan and Brgy. Manggalang, Guinayangan, Quezon	30,000,000
Concreting of Brgy. Sta. Maria FMR, Brgy. Sta. Maria, Laurel, Batangas	20,000,000
Concreting of Brgy. San Gregorio FMR, Brgy. San Gregorio, Laurel, Batangas	20,000,000
Concreting of FMR at Brgy. Caloocan, Talisay, Batangas	10,000,000
Opening and Concreting of Brgy. Tranca FMR, Brgy. Tranca, Talisay, Batangas	10,000,000
Concreting of FMR at Brgy. Balagbag, Cuenca, Batangas	20,000,000
Opening and Concreting of Brgy. Bugaan West FMR, Brgy. Bugaan West, Laurel, Batangas	10,000,000
Concreting of Brgy. Gulod FMR, Brgy. Gulod, Laurel, Batangas	10,000,000
Concreting of Brgy. Sinturisan FMR, Brgy. Sinturisan, San Nicoloas, Batangas	20,000,000
Opening and Concreting of Brgy. Barigon to Brgy. Adia FMR, Brgy. Barigon to Brgy. Adia, Agoncillo, Batangas	20,000,000
Concreting of FMR at Brgy. Santor, Tanauan City, Batangas	20,000,000
Opening and Concreting of Brgy. Aya FMR, Brgy. Aya, Talisay, Batangas	20,000,000
Concreting of FMR at Brgy. Janopol Oriental, Tanauan City, Batangas	10,000,000
Concreting of FMR at Brgy. Bangin, San Nicolas, Batangas	10,000,000
Concreting of Brgy. San Felix FMR, Brgy. San Felix, Sto.Tomas, Batangas	10,000,000
Concreting of FMR at Brgy. Maabud South, San Nicolas, Batangas	10,000,000
Opening and Concreting of Brgy. Bancoro FMR, Brgy. Bancoro, San Nicolas, Batangas	10,000,000
Concreting of FMR at Brgy. Laurel, Tanauan City, Batangas	20,000,000
Concreting of FMR at Brgy. Calumayin, Cuenca, Batangas	20,000,000
Opening and Concreting of Brgy. San Luis FMR, Brgy. San Luis, Sto. Tomas, Batangas	20,000,000
Opening and Concreting of Brgy. Janopol Occidental FMR, Brgy. Janopol Occidental, Tanauan City, Batangas	20,000,000
Concreting of FMR at Brgy. As-Is, Laurel, Batangas	20,000,000
Opening and Concreting of Brgy. Banyaga FMR, Brgy. Banyaga, Agoncillo, Batangas	20,000,000
Concreting of Brgy. Bulo Ilaya to Brgy. Burgos to Brgy. Mairok Ilaya to Brgy. Mairok Ibaba FMR, Unisan, Quezon	25,000,000
Concreting of Brgy. Cabulihan to Brgy. Sumag Weste to Brgy. Sumag Este FMR, Brgy. Cabulihan, Sumag Weste and Sumag Este, Pitogo, Quezon	25,000,000
Concreting of Brgy. Mambaling FMR, Brgy. Mambaling Calauag, Quezon	25,000,000
Concreting of Brgy. Mabunga-Bungahan FMR, Brgy. Mabunga and Brgy. Bungahan, Gumaca, Quezon	25,000,000
Concreting of Sto. Domingo - Bangkuruhan - Mulay FMR, Calauag, Quezon	25,000,000
Concreting of Brgy. Tulay A FMR, Brgy. Tulay A, Maragondon, Cavite	20,000,000
Concreting of Brgy. Poblacion 12 FMR, Brgy. Poblacion 12, Amadeo, Cavite	5,000,000
Concreting of Brgy. Talon FMR, Brgy. Talon, Amadeo, Cavite	5,000,000
Concreting of Brgy. Calantas FMR, Brgy. Calantas, Rosario, Batangas	15,000,000
Concreting of Brgy. Sabang FMR, Brgy. Sabang, Ibaan, Batangas	15,000,000
Concreting of Brgy. Itlugan FMR, Brgy. Itlugan, Rosario, Batangas	10,000,000
Concreting of FMR at MAFC, Balete, Batangas	10,000,000
Concreting of Brgy. Ambulong FMR, Brgy. Ambulong, Tanauan, Batangas	10,000,000

804	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Brgy. San Nicolas FMR, Brgy. San Nicolas, Lobo, Batangas	25,000,000
Concreting of Brgy. Nagtaluntong FMR (Phase I), Brgy. Nagtaluntong, Lobo, Batangas	15,000,000
Concreting of Brgy. Nagtaluntong FMR (Phase II), Brgy. Nagtaluntong, Lobo, Batangas	16,000,000
Concreting of Brgy. San Miguel FMR, Brgy. San Miguel, Lobo, Batangas	9,000,000
Concreting of Sitio Hulo, Brgy. Biga FMR (Phase II), Brgy. Biga, Lobo, Batangas	24,000,000
Opening and Concreting of Brgy. Estrella to Brgy. Laurel FMR, Brgy. Estrella and Brgy. Laurel, Mabini, Batangas	8,500,000
Concreting of Brgy. Lagadlarin FMR, Brgy. Lagadlarin, Lobo, Batangas	5,000,000
Concreting of Brgy. Sawang FMR, Brgy. Sawang, Lobo, Batangas	12,000,000
Concreting of Brgy. Banalo FMR, Brgy. Banalo, Lobo, Batangas	7,500,000
Concreting of Brgy. Malalim na Sanog FMR, Brgy. Malalim na Sanog, Lobo, Batangas	5,000,000
Concreting of Brgy. Calo FMR, Brgy. Calo, Lobo, Batangas	15,000,000
Concreting of Brgy. Nagtoctoc FMR, Brgy. Nagtoctoc, Lobo, Batangas	8,000,000
Concreting of Brgy. Balibago FMR, Brgy. Balibago, Rosario, Batangas	15,000,000
Concreting of Brgy. San Isidro FMR, Brgy. Isidro, Rosario, Batangas	15,000,000
Concreting of Brgy. Pandanan - Brgy. Tikiwan FMR, Calauag, Quezon	25,000,000
Concreting of Villafuerte - Bantad - Gayagayaan FMR, Gumaca, Quezon	25,000,000
Concreting of Brgy. San Rafael - Brgy. Cawayan FMR, Gumaca, Quezon	25,000,000
Concreting of Brgy. Mahanandiong FMR, Brgy. Mahanandiong, Taysan, Batangas	10,000,000
Concreting of Brgy. San Isidro Bukal FMR, Brgy. San Isidro Bukal, Taysan, Batangas	5,000,000
Opening and Concreting of Brgy. Palingowak FMR, Brgy. Palingowak, San Juan, Batangas	25,000,000
Concreting of Brgy. San Rafael FMR, Brgy. San Rafael, Mauban, Quezon	10,000,000
Concreting of Brgy. Ipilan FMR, Brgy. Ipilan, Tayabas, Quezon	10,000,000
Concreting of Brgy. Tamlong FMR, Brgy. Tamlong, Tayabas, Quezon	10,000,000
Concreting of Brgy. Ilayang Nangka FMR, Brgy. Ilayang Nangka, Tayabas, Quezon	10,000,000
Concreting of Brgy. Bukal FMR, Bry. Bukal Pagbilao, Quezon	10,000,000
Concreting of Brgy. lbabang Palsabangon FMR, Brgy. Ibabang Palsabangon, Pagbilao, Quezon	10,000,000
Concreting of Brgy. Mahabang Parang to Brgy. Aliliw FMR, Brgy. Mahabang Parang and Brgy. Aliliw, Lucban, Quezon	20,000,000
Concreting of Brgy. 5-Brgy. Tinamnan-Brgy. Palola FMR, Brgy. 5-Brgy. Tinamnan-Brgy. Palola, Lucban, Quezon	10,000,000
Concreting of Brgy. Igang FMR, Brgy. Igang, Lucban, Quezon	10,000,000
Concreting of Brgy. May-It FMR, Brgy. May-it, Lucban, Quezon	10,000,000
Concreting of Brgy. Taquico FMR, Brgy. Taquico, Sampaloc, Quezon	10,000,000
Concreting of Brgy. Alitas FMR, Brgy. Alitas, Infanta, Quezon	10,000,000
Concreting of Brgy. Gumian FMR, Brgy.Gumian, Infanta, Quezon	10,000,000
Concreting of Brgy. Ilog FMR, Brgy. Ilog, Infanta, Quezon	5,000,000
Concreting of Brgys. Bato-Pag-Itan-Libo FMR, Panukulan, Quezon	10,000,000
Concreting of Brgys. Bucao-Sabang-Bislian FMR, Polillo, Quezon	10,000,000
Concreting of Brgy. Bonbon FMR, Brgy. Bonbon, Panukulan, Quezon	10,000,000
Concreting of Brgy. Calasumanga FMR, Brgy. Calasumanga, Panukulan, Quezon	10,000,000
Concreting of Brgy. Pinaglubayan-Pilion, Polillo- Caniwan, Burdeos FMR, Brgy. Pinaglubayan-Pilion, Polillo and Brgy. Caniwan, Burdeos, Polillo, Quezon	15,000,000
Concreting of Brgy. Cabangaan FMR, Brgy. Cabangaan, Silang, Cavite	35,000,000
Concreting of Masin Norte FMR, Brgy. Masin Norte, Candelaria, Quezon	15,000,000
Concreting of Brgy. San Mateo FMR, Brgy. San Mateo, Dolores, Quezon	15,000,000
Concreting of Brgy. Ayusan II FMR, Brgy. Ayusan II, Tiaong, Quezon	15,000,000
Concreting of Brgy. Bula FMR, Brgy. Bula, Tiaong, Quezon	10,000,000
Concreting of Sitio San Ysiro, Brgy. San Jose FMR Phase 6, Brgy. San Jose, Antipolo City Rizal	15,000,000
Concreting of Sitio Mainit, Brgy. San Jose FMR Phase 3, Brgy. San Jose, Antipolo City, Rizal	20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	805
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Sitio Nangka, Brgy. Vigo Central FMR, Brgy. Vigo Central, San Narciso, Quezon	25,000,000
Concreting of Brgy. Pook ni Banal FMR, Brgy. Pook ni Banal, San Pascual, Batangas	5,000,000
Concreting of Brgy. San Pablo FMR, Brgy. San Pablo, Bauan, Batangas	5,000,000
Concreting of Brgy. Bulacan FMR, Brgy. Bulacan, Mabini, Batangas	5,000,000
Concreting of Brgy. Balagtasin FMR, Brgy. Balagtasin, San Luis, Batangas	10,000,000
Concreting of Brgy. Sampaguita FMR, Brgy. Sampaguita, Bauan, Batangas	5,000,000
Concreting of Brgy. Sta. Ana FMR, Brgy. Sta. Ana, Mabini, Batangas	5,000,000
Concreting of Sitio 7 Brgy. Balite FMR, Sitio 7 Brgy. Balite, San Luis, Batangas	5,000,000
Concreting of Brgy. Calumpit FMR, Brgy. Calumpit, Lobo, Batangas	5,000,000
Concreting of Brgy. Ilat North FMR, Brgy. Ilat North, San Pascual, Batangas	5,000,000
Concreting of Sitio Kaykuli, Brgy. Kaypaaba FMR, Brgy. Kaypaaba, General Emilio Aguinaldo, Cavite	4,500,000
Concreting of Sitio Gumihan, Brgy. Maytoong FMR Phase II, Brgy. Maytoong, Paete, Laguna	5,550,000
Opening and Concreting of Brgy. San Diego FMR, Brgy. San Diego, Luisiana, Laguna	8,000,000
Concreting of Brgy. Bambang FMR, Brgy. Bambang, Calaca, Batangas	3,750,000
Concreting of Brgy. Putol FMR, Brgy. Putol, Tuy, Batangas	7,950,000
Concreting of Brgy. Panaon Ilaya to Brgy. Tubigan FMR, Brgy. Panaon Ilaya and Brgy. Tubigan, Unisan, Quezon	16,000,000
Concreting of Brgy. Mairok Ibaba FMR, Brgy. Mairok Ibaba, Unisan, Quezon	28,200,000
Concreting of Brgy. Maputat FMR, Brgy. Maputat, Unisan, Quezon	15,800,000
Opening and Concreting of Brgy. Bilog-Bilog FMR, Brgy. Bilog-Bilog, Tanauan City, Batangas	8,000,000
Opening and Concreting of Brgy. Tabangao Ambulong FMR, Brgy. Tabangao Ambulong, Batangas City, Batangas	10,000,000
Concreting of Purok Casunugan, Sitio San Ysiro, Brgy. San Jose FMR, Brgy. San Jose, Antipolo City, Rizal	15,000,000
Concreting of Brgy. Calantas FMR, Brgy. Calantas, Tayabas City, Quezon	15,000,000
Opening and Concreting of Brgy. Mangas 1 to Brgy. Marahan 1 FMR, Brgy. Mangas 1 and Brgy. Marahan 1, Alfonso, Cavite	30,000,000
Concreting of Brgy. Batas Dao to Brgy. Kabulusan FMR, Brgy. Batas Dao and Brgy. Kabulusan, General Emilio Aguinaldo, Cavite	15,000,000
Concreting of Sitio Kaytigbak, Brgy. San Agustin FMR, Brgy. San Agustin, Magallanes, Cavite	15,000,000
Concreting of Brgy. Pantihan FMR, Brgy. Pantihan, Maragondon, Cavite	15,000,000
Concreting of Brgy. Tabora FMR, Brgy. Tabora, General Emilio Aguinaldo, Cavite	10,000,000
Concreting of Sitio Pintong Gubat, Brgy. Urdaneta FMR, Brgy. Urdaneta, Magallanes, Cavite	15,000,000
Concreting of Brgy. Pangil FMR, Brgy. Pangil, Majayjay, Laguna	5,000,000
Concreting of Brgy. Silangang Maligaya FMR, Brgy. Silangang Maligaya, Agdanan, Quezon	5,000,000
Opening and Concreting of Brgy. Manggahan FMR, Brgy. Manggahan, Dolores, Quezon	5,000,000
Concreting of Brgy. Lipata to Brgy. Bonbon FMR, Brgy. Lipata and Brgy. Bonbon, Panukalan, Quezon	5,000,000
Concreting of Brgy. Sto. Niño FMR, Brgy. Sto. Niño, Taysan, Batangas	5,000,000
Concreting of Brgy. Bambang FMR Phase II, Brgy. Bambang, Calaca, Batangas	10,000,000
Opening and Concreting of Brgy. Vigo Central FMR, Brgy. Vigo Central, San Narciso, Quezon	10,000,000

Region IVB - MIMAROPA	996,845,000

Concreting of Sitio Alahag, Brgy. Danao FMR, Brgy. Danao, Cajidiocan, Romblon	40,000,000

806	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Canyayo-Mat-I FMR, Brgy. Canyayo and Brgy. Mat-I, Sta. Fe, Romblon	45,000,000
Concreting of Brgy. Labo to Brgy. San Antonio FMR, Brgy. Labo, Sta. Cruz, Marinduque	15,000,000
Concreting of Brgy. Kay Duke FMR, Brgy. Kay Duke, Torrijos, Marinduque	15,000,000
Concreting of Brgy. Gapasan FMR, Brgy. Gapasan, Magsaysay, Occidental Mindoro	15,000,000
Concreting of Brgy. Salvacion FMR, Brgy. Salvacion, Rizal, Occidental Mindoro	15,000,000
Concreting of Brgy. Catwiran I FMR, Brgy. Catwiran I, Baco,Oriental Mindoro	15,000,000
Concreting of Pahilahan FMR (Phase II), Brgy. Pahilahan, Pola, Oriental Mindoro	15,000,000
Concreting of Sitio Maranlao, Brgy. Tenegueban FMR, Brgy. Tenegueban, El Nido, Palawan	15,000,000
Concreting of Sitio Lower Samban FMR, Brgy. Malcampo, Roxas, Palawan	15,000,000
Concreting of Brgy. Samariñana FMR, Brgy. Samariñana, Brooke’s Point, Palawan	15,000,000
Concreting of Brgy. Malatgao FMR, Brgy. Malatgao, Quezon, Palawan	15,000,000
Concreting of Sitio Tagbarasan FMR, Brgy. Isaub, Aborlan, Palawan	15,000,000
Concreting of Brgy. Manalo FMR, Brgy. Manalo, Puerto Princesa City, Palawan	15,000,000
Concreting of Sitio Tangguya, Brgy. Manhac FMR, Brgy. Manhac, Looc, Romblon	15,000,000
Concreting of Brgy. Taguilos FMR, Brgy. Taguilos, Cajidiocan, Romblon	15,000,000
Concreting of Brgy. Agot FMR, Brgy. Agot, Boac, Marinduque	15,000,000
Concreting of Brgy. Mampaitan FMR, Brgy. Mampaitan, Mogpog, Marinduque	15,000,000
Concreting of Brgy. Tagusao FMR, Brgy. Tagusao, Municipality of Quezon, Palawan	15,000,000
Concreting of Brgy. Bunog FMR, Brgy. Bunog, Municipality of Jose P. Rizal, Palawan	15,000,000
Concreting of Sitio Magpantay, Brgy. G. Antonino FMR, Brgy. G. Antonino, Gloria, Oriental Mindoro	10,000,000
Concreting of Sitio Palayan-Biyaya, Brgy. Guimbonan FMR, Brgy.Guimbonan, Gloria, Oriental Mindoro	10,000,000
Concreting of Brgy. Sagana-Vicente-San Juan FMR, Brgys. Sagana, Vicente, San Juan and Luna, Bongabong, Oriental Mindoro	5,000,000
Concreting of Brgy. Hagupit-Formon-Mapang FMR, Brgys. Hagupit, Formon and Mapang, Bongabong, Oriental Mindoro	5,000,000
Concreting of Brgy. Calsapa FMR, Brgy. Calsapa, San Teodoro, Oriental Mindoro	10,000,000
Concreting of Agtagsing FMR, Brgy. Binonga-an, San Agustin, Romblon	50,000,000
Concreting of San Juan Village - Mainit FMR, Odiongan, Romblon	50,000,000
Concreting of Batiano-Gabawan FMR, Odiongan, Romblon	50,000,000
Concreting of Brgy. Agojo FMR, Brgy. Agojo, Looc, Romblon	50,000,000
Concreting of Brgy. Makulapnit FMR, Brgy. Makulapnit, Santa Cruz, Marinduque	25,000,000
Concreting of Brgy. Masalukot FMR, Brgy. Masalukot, Santa Cruz, Marinduque	25,000,000
Concreting of Brgy. Bahi-Tapuyan FMR, Gasan, Marinduque	50,000,000
Concreting of Sitio Cawayan-Sitio Tanawan FMR, Brgy. Botilao, Santa Cruz, Marinduque	50,000,000
Concreting of Brgy. Labo FMR, Brgy. Labo, Santa Cruz, Marinduque	50,000,000
Concreting of Brgy. Dulangan I FMR, Brgy. Dulangan I, Baco, Oriental Mindoro	10,000,000
Concreting of Brgy. Sta. Maria to Brgy. G. Antonino FMR, Brgy. Sta. Maria and Brgy. G. Antonino, Gloria, Oriental Mindoro	10,000,000
Concreting of Brgy. Papandungin to Brgy. Malayong FMR, Brgy. Papandungin and Brgy. Malayong Gloria, Oriental Mindoro	10,000,000
Concreting of Brgy. Ogbot FMR, Bongabong, Oriental Mindoro	10,000,000
Concreting of Sitio Camia to Sitio Rose, Brgy. Bacungan FMR, Brgy. Bacungan, Pinamalayan, Oriental Mindoro	10,000,000
Concreting of Sitio Little Camandag, Brgy. Camandag FMR, Brgy. Camandag, Looc, Occidental Mindoro	12,000,000
Concreting of Brgy. Tagum to Angas FMR, Brgys. Tagum and Angas, Santa Cruz, Marinduque	10,845,000
Concreting of Sitio Dalandan II, Brgy. A. Bonifacio FMR, Brgy. A. Bonifacio, Gloria, Oriental Mindoro	10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	807
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Sitio Sawmil to Sitio Manacsi, Brgy. Malo FMR, Brgy. Malo, Bansud, Oriental Mindoro	10,000,000
Concreting of Sitio Riverside, Brgy. Mina de Oro FMR, Brgy. Mina de Oro, Bongabong, Oriental Mindoro	10,000,000
Concreting of Brgy. Salcedo - Rosacara FMR, Brgy. Salcedo - Rosacara, Bansud, Oriental Mindoro	5,000,000
Concreting of Sitio Sinungaya, Brgy. Odiong FMR, Brgy. Odiong, Roxas, Oriental Mindoro	5,000,000
Concreting of Sitio Cigaras to Sitio Lower Tiloy FMR, Brgy. Ilvita, Sablayan, Occidental Mindoro	10,000,000
Concreting of Sitio Dike Tiloy to Upper Tiloy FMR, Brgy. Ilvita, Sablayan, Occidental Mindoro	5,000,000
Concreting of Sitio Pawikan - Sitio Upper Yunot, Brgy. Nasukob FMR, Brgy. Nasukob, Bulalacao, Oriental Mindoro	15,000,000
Concreting of Sitio Gatol - Sitio Agong, Brgy. San Roque FMR, Brgy. San Roque, Bulalacao, Oriental Mindoro	15,000,000
Concreting of Brgy. Santa Maria - Brgy. Balugo FMR, Brgy. Santa Maria and Brgy. Balugo, Mansalay, Oriental Mindoro	22,500,000
Concreting of Brgy. Villa Celestial to Brgy. Roma FMR, Brgy. Villa Celestial and Brgy. Roma, Mansalay, Oriental Mindoro	16,500,000
Concreting of Sitio Sanghiran, Brgy. Agpudlos FMR, Brgy. Agpudlos, San Andres, Romblon	5,000,000

Region V - BICOL	2,609,362,000

Concreting of Brgy. Bactas, Basud, Camarines Norte to Brgy. Mambalite FMR, Brgy. Mambalite, Daet, Camarines Norte	20,000,000
Concreting of FMR at Brgy. Binatagan, Basud, Camarines Norte	30,000,000
Concreting of Purok 1 to Purok 6 FMR, Brgy. Napilihan, Vinzons, Camarines Norte	50,000,000
Concreting of Brgy. Bonga FMR, Brgy. Bonga, Bacacay, Albay	15,000,000
Concreting of Brgy. Bagatangki FMR, Brgy. Bagatangki, Malinao, Albay	15,000,000
Concreting of Brgy. Taplacon FMR, Brgy. Taplacon, Camalig, Albay	15,000,000
Concreting of Brgy. Libod-Tumpa FMR, Camalig, Albay	15,000,000
Rehabilitation and Concreting of Brgy. Lourdes to Brgy. La Purisima FMR, Polangui, Albay	15,000,000
Concreting of Brgy. Napo-Sitio Matamis, Brgy. Ponso FMR, Brgy. Napo and Brgy. Ponso, Polangui, Albay	15,000,000
Concreting of Brgy. Maybato FMR, Brgy. Maybato, Paracale, Camarines Norte	15,000,000
Concreting of Brgy. San Antonio to Brgy. Lugui FMR (Phase II), Brgy. San Antonio and Brgy. Lugui, Labo, Camarines Norte	15,000,000
Concreting of Casa to Bolo, Brgy. Pambuhan FMR, Brgy. Pambuhan, Mercedes, Camarines Norte	15,000,000
Concreting of Brgy. San Jose FMR, Brgy. San Jose, Basud, Camarines Norte	15,000,000
Concreting of Brgy. Tible, Sitio Marilag, Sipocot, Camarines Sur	15,000,000
Concreting of Sitio Bansuray FMR, Brgy. Belwan, Lupi, Camarines Sur	15,000,000
Concreting of Zone 5-6 Brgy. Sagrada Familia FMR, Brgy. Sagrada Familia, Minalabac, Camarines Sur	15,000,000
Concreting of Brgy. Del Pilar FMR, Brgy. Del Pilar, San Fernando, Camarines Sur	15,000,000
Concreting of Brgy. Manguiring NHA to Camuning Road FMR, Brgy. Manguiring, Calabanga, Camarines Sur	15,000,000
Concreting of Brgy. San Francisco to Brgy. Iquin FMR, Brgy. San Francisco, Canaman, Camarines Sur	15,000,000
Concreting of Brgy. Lamon to Brgy. Salog FMR, Brgy. Lamon and Brgy. Salog, Goa, Camarines Sur	15,000,000
Concreting of Brgy. Balaynan to San Isidro West FMR, Goa, Camarines Sur	15,000,000
Concreting of Brgy. San Roque FMR, Brgy. San Roque, Bato, Camarines Sur	15,000,000

808	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Arangon St., Zone 2 FMR, Brgy. Salvacion, Iriga City, Camarines Sur	15,000,000
Concreting of Sitio Kaamolongan, Purok 2, Brgy. Cabugao FMR, Brgy. Cabugao, Bato, Catanduanes	15,000,000
Concreting of Brgy. Rizal FMR, Brgy. Rizal, Viga, Catanduanes	15,000,000
Concreting of Brgy. Ki-buaya FMR, Brgy. Ki-buaya, San Pascual, Masbate	15,000,000
Concreting of Brgy. Rizal FMR, Brgy. Rizal, Batuan, Masbate	15,000,000
Concreting of JNR to Brgy. Salvacion FMR, Brgy. Salvacion, Balud, Masbate	15,000,000
Concreting of Can-Omoy FMR (Phase II), Can-Omoy, Mandaon, Masbate	15,000,000
Concreting of Brgy. Magsaysay, Esperanza to Brgy. Mabuhay, Pio V. Corpuz FMR, Esperanza, Masbate	15,000,000
Concreting of Brgy. Magsaysay to Brgy. San Mateo FMR, Brgy. Magsaysay, Uson, Masbate	15,000,000
Concreting of Brgy. Tongdol FMR, Brgy. Tongdol, Donsol, Sorsogon	15,000,000
Concreting of Brgy. Pawik FMR, Brgy. Pawik, Magallanes, Sorsogon	15,000,000
Concreting of Brgy. Salvacion FMR, Brgy. Salvacion, Irosin, Sorsogon	15,000,000
Concreting of Lajong to Biriran FMR, Brgy. Lajong and Brgy. Biriran, Juban, Sorsogon	15,000,000
Concreting of Brgy. Liguan FMR (Phase II), Brgy. Liguan, Rapu-Rapu, Albay	40,000,000
Concreting of Brgy. Lomacao FMR, Brgy. Lomacao, Guinobatan, Albay	10,000,000
Concreting of Brgy. Balogo-Busay FMR, Brgy. Balogo and Brgy. Busay, Ligao City, Albay	10,000,000
Concreting of Brgy. Tagpo FMR (Phase II), Brgy, Tagpo, Ligao City, Albay	10,000,000
Concreting of FMR at Brgy. Namantao to Brgy. Burgos - Brgy. Bascaran, Daraga, Albay	30,000,000
Concreting of Zone 7 Sitio Mapanag, Brgy. Caraycayon-Brgy. May-Anao FMR, Brgy. Caraycayon and Brgy. May-Anao, Tigaon, Camarines Sur	15,000,000
Concreting of Zone 5-Zone 7, Brgy. San Jose FMR, Brgy. San Jose, Tinambac, Camarines Sur	15,000,000
Concreting of Brgy. Bariw FMR, Brgy. Bariw, Malinao, Albay	15,000,000
Concreting of Benticayan-Macutal FMR, Brgy. Macutal, Baras, Catanduanes	15,000,000
Concreting of Brgy. San Antonio FMR, Brgy. San Antonio, Donsol, Sorsogon	10,000,000
Concreting of FMR at Sitio Kapirokuhan, Brgy. San Isidro, Bulusan, Sorsogon	10,000,000
Concreting of Brgy. Añog to Brgy. Bacolod FMR, Brgy. Añog and Brgy. Bacolod, Juban, Sorsogon	11,000,000
Concreting of Sitio Bilwang to Sitio Jagusara, Brgy. Lajong FMR, Brgy. Lajong, Juban, Sorsogon	10,000,000
Concreting of Purok 3 to Purok 7, Brgy. Catanagan FMR, Brgy. Catanagan, Juban, Sorsogon	10,000,000
Concreting of Zone 6 to Zone 7, Brgy. Quinale FMR, Brgy. Quinale, Calabanga, Camarines Sur	10,000,000
Concreting of Brgy. Talahib - Brgy. Mariawa FMR, Brgy. Talahib, Daraga, Albay	50,000,000
Rehabilitation of Brgy. Cabaloaon - Ongo FMR, Guinobatan, Albay	50,000,000
Rehabilitation of Brgy. Cuyaoyao - Brgy. Flores FMR, Pio Duran, Albay	50,000,000
Concreting of Brgy. Palapas - Brgy. Tibabo FMR, Brgy. Palapas and Brgy. Tibabo, Pio Duran, Albay	50,000,000
Rehabilitation of Brgy. Ongo - Balite FMR, Guinobatan, Albay	50,000,000
Concreting of Brgy. Tinocawan FMR (Phase II), Brgy. Tinocawan, Rapu-Rapu, Albay	50,000,000
Concreting of Brgy. Bilbao FMR, Brgy. Bilbao, Rapu-Rapu, Albay	50,000,000
Concreting of Brgy. Calanaga FMR, Brgy. Calanaga, Rapu-Rapu, Albay	50,000,000
Concreting of Brgy. Manila FMR Phase II, Brgy. Manila, Rapu-Rapu, Albay	50,000,000
Concreting of Brgy. Bogtong FMR, Brgy. Bogtong, Rapu-Rapu, Albay	50,000,000
Concreting of Sitio Palayan to Brgy. Tabgon FMR, Brgy. Tabgon, Goa, Camarines Sur	50,000,000
Concreting of Brgy. Lamon to Brgy. Pinamihagan FMR, Brgy. Lamon, Goa, Camarines Sur	50,000,000
Rehabilitation of Brgy. Sinungtan - Batbat FMR , Guinobatan, Albay	50,000,000
Concreting of Brgy. Morocborocan FMR, Rapu-Rapu, Albay	50,000,000
Concreting of Malbog-Hipanao FMR, Brgy. Malbog, Pilar, Sorsogon	50,000,000
Concreting of Brgy. Mananao FMR, Rapu-Rapu, Albay	50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	809
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Matiway-Salunguigi FMR, Naga City, Camarines Sur	10,000,000
Concreting of Sitio Costanera, Namo FMR, Brgy. Namo, Bulan, Sorsogon	15,000,000
Concreting of Sitio Cawilihan, Brgy. Magsaysay FMR, Brgy. Magsaysay, Bulan, Sorsogon	15,000,000
Concreting of Brgy. Agban FMR, Brgy Agban, Baras, Catanduanes	23,362,000
Concreting of Sitio Ilaya to Sitio Gabon FMR, Brgy. Genitligan, Baras, Catanduanes	15,000,000
Concreting of Brgy. Balaton to Sitio Tingtingon, Genorangan FMR, Lagonoy, Camarines Sur	100,000,000
Concreting of Brgy. Batobalani FMR, Brgy. Batobalani, Paracale, Camarines Norte	62,500,000
Concreting of Brgy. Nagpangyan FMR, Brgy. Nagpangyan, Pambulan, Camarines Norte	50,000,000
Concreting of Brgy. Maisog FMR Phase II, Brgy. Maisog, San Lorenzo Ruiz, Camarines Norte	50,000,000
Concreting of Brgy. Salvacion FMR, Brgy. Salvacion, Sta. Elena, Camarines Norte	50,000,000
Concreting of Brgy. Man-ogob FMR Phase II, Brgy. Man-ogob, San Vicente, Camarines Norte	50,000,000
Concreting of Brgy. Cahabaan to Brgy. Gabon FMR, Brgy. Cahabaan and Brgy. Gabon, Talisay, Camarines Norte	50,000,000
Concreting of Brgy. Mataque FMR, Brgy. Mataque, Capalonga, Camarines Norte	50,000,000
Concreting of Brgy. San Martin FMR, Brgy. San Martin, Jose Panganiban, Camarines Norte	50,000,000
Concreting of Brgy. San Rafael FMR, Brgy. San Rafael, Jose Panganiban, Camarines Norte	50,000,000
Concreting of Brgy. Tamisan FMR, Brgy. Tamisan, Jose Panganiban, Camarines Norte	50,000,000
Concreting of FMR at Sitio Malapat, Brgy. Baay, Labo, Camarines Norte	15,000,000
Concreting of Bantonan-Palanog FMR, Brgy. Bantonan and Brgy. Palanog, Camalig, Albay	25,000,000
Concreting of Mina-Tagoytoy FMR, Brgy. Mina Camalig, Albay	25,000,000
Concreting of Brgy. Quenartilan FMR, Brgy. Quenartilan, Camalig, Albay	5,000,000
Concreting of Brgy. Caguiba FMR, Brgy. Caguiba, Camalig, Albay	5,000,000
Concreting of Brgy. Lacag FMR, Brgy. Lacag, Daraga, Albay	5,000,000
Concreting of Sitio Bayawas, Brgy. Salvacion FMR Phase Il, Brgy. Salvacion, Magallanes, Sorsogon	25,000,000
Concreting of Brgy. Gogon FMR Phase Il, Brgy. Gogon, Donsol, Sorsogon	15,000,000
Concreting of Sitio Bantaron, Brgy. San Antonio FMR, Brgy. San Antonio, Donsol, Sorsogon	10,000,000
Concreting of Brgy. San Rafael FMR, Brgy. San Rafael, Donsol, Sorsogon	15,000,000
Concreting of Brgy. Tuba FMR, Brgy. Tuba, Donsol, Sorsogon	25,000,000
Concreting of Brgy. Tres Marias to Brgy. Ogod FMR, Brgy. Tres Marias and Brgy. Ogod, Donsol, Sorsogon	25,000,000
Concreting of Sitio Sto. Niño, Brgy. Macalaya FMR, Brgy. Macalaya, Castilla, Sorsogon	15,000,000
Concreting of Purok Rosal, Brgy. Cumadcad, Castilla to Brgy. Malbog, Pilar FMR, Brgy. Cumadcad, Castilla and Brgy. Malbog, Pilar, Sorsogon	15,000,000
Concreting of Brgy. Bayawas FMR, Brgy. Bayawas, Pilar, Sorsogon	15,000,000
Concreting of Sitio Bacolod, Brgy. Esperanza FMR, Brgy. Esperanza, Pilar, Sorsogon	15,000,000
Concreting of Sitio Bayawas, Brgy. Salvacion FMR Phase III, Brgy. Salvacion, Magallanes, Sorsogon	15,000,000
Concreting of Brgy. Tucao FMR, Brgy. Tucao, San Miguel, Catanduanes	15,000,000
Concreting of Sitio Rawis to Brgy. Igang FMR, Brgy. Igang, Masbate City, Masbate	22,500,000
Concreting of Sitio Mabacong, Brgy. Sta. Justina FMR, Brgy. Sta. Justina, Buhi, Camarines Sur	10,000,000

Region VI - WESTERN VISAYAS	1,727,500,000

Concreting of Brgy. Alangilan FMR Phase II, Brgy. Alangilan, Bacolod City, Negros Occidental	15,000,000
Concreting of Purok Palma to Purok Langka, Brgy. Kumaliskis FMR, Brgy. Kumaliskis, Don Salvador Benedicto, Negros Occidental	15,000,000

810	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Brgy. Agmailig FMR, Brgy. Agmailig, Libacao, Aklan	15,000,000
Concreting of Brgy. Singay FMR, Brgy. Singay, Madalag, Aklan	15,000,000
Concreting of Brgy. Rizal FMR, Brgy. Rizal, Nabas, Aklan	15,000,000
Concreting of Sitio Liong, Brgy. Calimbajan FMR, Makato, Aklan	15,000,000
Concreting of Brgy. Lapak FMR, Brgy. Lapak, San Remigio, Antique	15,000,000
Concreting of Brgy. Tagudtud FMR, Brgy. Tagudtud, Bugasong, Antique	15,000,000
Concreting of Sitio Mabalang, Brgy. Capagao FMR, Brgy. Capagao, Panitan, Capiz	15,000,000
Concreting of Brgy. Intampilan FMR, Brgy. Intampilan, Panitan, Capiz	15,000,000
Concreting of Brgy. Jambad to Brgy. Tinaytayan FMR, Brgy. Jambad and Brgy. Tinaytayan, Dumarao, Capiz	15,000,000
Concreting of Brgy. Senonod FMR, Brgy. Senonod, Tapaz, Capiz	15,000,000
Concreting of Brgy. Maabay to Brgy. Dasal FMR, Brgy. Maabay and Brgy. Dasal, Sibunag, Guimaras	15,000,000
Concreting of Brgy. Aguilar to Brgy. Costancia FMR, Brgy. Aguilar and Brgy. Costancia, San Lorenzo, Guimaras	15,000,000
Concreting of Sitio Hatol to Sitio Katiklan, Brgy. Nanga FMR, Brgy. Nanga, Guimbal, Iloilo	15,000,000
Concreting of Brgy. Bitas FMR, Brgy. Bitas, Tigbauan, Iloilo	15,000,000
Concreting of Brgy. Jibao-an, Sta. Barbara to Brgy. San Jose, San Miguel FMR, Brgy. Jibao-an, Sta. Barbara and Brgy. San Jose, San Miguel, Iloilo	15,000,000
Concreting of Brgy. Pajo FMR, Brgy. Pajo, Zarraga, Iloilo	15,000,000
Concreting of Brgy. Tuy-an FMR, Brgy. Tuy-an, Cabatuan, Iloilo	15,000,000
Concreting of Brgy. Alabidhan FMR, Brgy. Alabidhan, Bingawan, Iloilo	15,000,000
Concreting of Brgy. Sambag Culob to Brgy. Agbatuan FMR, Brgy. Sambag Culob to Brgy. Agbatuan, Anilao, Iloilo	15,000,000
Concreting of Brgy. Lacadon FMR, Brgy. Lacadon, Dueñas, Iloilo	15,000,000
Concreting of Brgy. Amayong to Purok 3, Brgy. Batuan FMR, Brgy. Amayong and Brgy. Batuan, San Dionisio, Iloilo	15,000,000
Concreting of Brgy. Bakabak FMR, Brgy. Bakabak, Sara, Iloilo	15,000,000
Concreting of Brgy. Granada FMR Phase II, Brgy. Granada, Bacolod City, Negros Occidental	15,000,000
Concreting of Brgy. Vista Alegre FMR, Brgy. Vista Alegre, Bacolod City, Negros Occidental	15,000,000
Concreting of Brgy. Buenavista FMR, Brgy. Buenavista, Escalante City, Negros Occidental	15,000,000
Concreting of Brgy. Prosperidad FMR, Brgy. Prosperidad, San Carlos City, Negros Occidental	15,000,000
Concreting of Brgy. Celestino Villacin FMR (Phase II), Brgy. Celestino Villacin, Cadiz City, Negros Occidental	15,000,000
Concreting of Brgy. Puey FMR (Phase II), Brgy. Puey, Sagay City, Negros Occidental	15,000,000
Concreting of Brgy. Alegria FMR, Brgy. Alegria, Murcia, Negros Occidental	15,000,000
Concreting of Brgy. Lopez Jaena FMR, Brgy. Lopez Jaena, Murcia, Negros Occidental	15,000,000
Concreting of Brgy. Balabag-Hda. San Antonio, Brgy. Balabag FMR, Brgy. Balabag, La Carlota City, Negros Occidental	15,000,000
Concreting of Brgy. Ayungon FMR, Brgy. Ayungon, Valladolid, Negros Occidental	15,000,000
Concreting of Brgy. Lima-Lima FMR, Brgy. Lima-Lima, Isabela, Negros Occidental	15,000,000
Concreting of Sitio Alulong, Brgy. Buenavista FMR, Brgy. Buenavista, Himamaylan City, Negros Occidental	15,000,000
Concreting of Brgy. Lumbia FMR, Brgy. Lumbia, Cauayan, Negros Occidental	15,000,000
Concreting of Brgy. Bulwangan FMR, Brgy. Bulwangan, Hinoba-an, Negros Occidental	15,000,000
Concreting of Brgy. Alangilan FMR Phase I, Brgy. Alangilan, Bacolod City	15,000,000
Concreting of Brgy. Granada FMR Phase I, Brgy. Granada, Bacolod City	15,000,000
Concreting of Brgy. Tabat to Ambarihon FMR, Brgy. Tabat and Brgy. Ambarihon, Tubungan, Iloilo	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	811
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. Olo Barroc FMR, Brgy. Olo Barroc, Tigbauan, Iloilo	15,000,000
Concreting of Brgy. Puso FMR, Brgy. Puso, La Castellana, Negros Occidental	30,000,000
Concreting of Brgy. Cag-an FMR, Brgy. Cag-an, Anilao, Iloilo	15,000,000
Concreting of Brgy. Bolo FMR, Brgy. Bolo, Maasin, Iloilo	15,000,000
Concreting of Brgy. Kinagdan FMR (Phase II), Brgy. Kinagdan, Igbaras, Iloilo	15,000,000
Concreting of Brgy. San Martin FMR, Brgy. San Martin, Dumalag, Capiz	10,000,000
Concreting of CARP-Passion FMR, Brgy. San Miguel, Jordan, Guimaras	15,000,000
Concreting of Brgy. Buluangan - Brgy. Ravina FMR, Brgy. Buluangan, Jordan and Brgy. Ravina, Sibunag, Guimaras	15,000,000
Concreting of Brgy. Sinuagan FMR, Brgy. Sinuagan, Pototan, Iloilo	10,000,000
Concreting of FMR at Brgy. Tagubong PRDP Road Section to Sitio Pangimnan going to chapel, Passi City, Iloilo	10,000,000
Concreting of FMR at Brgy. Tagubong, Sitio Agbariri, Passi City, Iloilo	10,000,000
Concreting of FMR at Brgy. Tagubong, Sitio Agbatuan, Passi City, Iloilo	10,000,000
Concreting of Sitio Proper, Brgy. Tagubong Road FMR, Brgy. Tagubong, Passi City, Iloilo	5,000,000
Concreting of FMR at Brgy. Dalicanan, Sitio Mabang Sapa, Passi City, Iloilo	15,000,000
Concreting of Sitio Batuyanan, Brgy. Gemumua-Agahon FMR, Brgy. Gemumua-Agahon, Passi City, Iloilo	10,000,000
Concreting of FMR at Brgy. Malapula to Bita-ogan, Sitio Libtog, Passi City, Iloilo	40,000,000
Concreting of Brgy. Sohoton-Brgy. Bagongbong FMR, Barotac Nuevo, Iloilo	50,000,000
Concreting of Brgy. Janipa-an West FMR, Brgy. Janipa-an West, Mina, Iloilo	25,000,000
Concreting of Brgy. Dalusan-Brgy. Tuy-an West FMR, Maasin, Iloilo	25,000,000
Concreting of Sitio Napaturan, Brgy. Codcod FMR, Brgy. Codcod, San Carlos City, Negros Occidental	20,000,000
Concreting of Brgy. Lalong FMR, Brgy. Lalong, Calatrava, Negros Occidental	20,000,000
Concreting of Jct. National Road to Purok Agbalasyang, Brgy. Bago FMR, Don Salvador Benedicto, Negros Occidental	20,000,000
Concreting of Brgy. E. Lopez FMR, Brgy. E. Lopez, Silay City, Negros Occidental	30,000,000
Concreting of Brgy. Mambiranan FMR, Brgy. Mambiranan, Passi City, Iloilo	10,000,000
Concreting of Brgy. Libo-o FMR, Brgy. Libo-o, Passi City, Iloilo	25,000,000
Concreting of Brgy. Nueva Union FMR, Brgy. Nueva Union, Passi City, Iloilo	35,000,000
Concreting of Brgy. Cadilang to Brgy. Punong FMR, Brgy. Cadilang and Brgy. Punong, Passi City, Iloilo	15,000,000
Concreting of Brgy. Pagaypay to Brgy. Bagacay FMR, Brgy. Pagaypay and Brgy. Bagacay, Passi City, Iloilo	15,000,000
Concreting of Brgy. Codingle FMR, Brgy. Codingle, Dumarao, Capiz	25,000,000
Concreting of Brgy. Dacuton FMR, Brgy. Dacuton, Dumarao, Capiz	25,000,000
Concreting of Brgy. Sagrada Familia FMR, Brgy. Sagrada Familia, Dumarao, Capiz	25,000,000
Concreting of Brgy. Bungsuan FMR, Brgy. Bungsuan, Dumarao, Capiz	25,000,000
Concreting of Brgy. Bagtic FMR, Brgy. Bagtic, Silay City, Negros Occidental	30,000,000
Concreting of Brgy. Macagahay FMR, Brgy. Macagahay, Moises Padilla, Negros Occidental	30,000,000
Concreting of FMR at Sitio Villarin-Sitio Ilawod, Brgy. Cabungahan, Maayon, Capiz	20,000,000
Concreting of Sitio Pinamantawan, Brgy. Quezon FMR, Brgy. Quezon, San Carlos City, Negros Occidental	20,000,000
Concreting of Sitio Lagha, Brgy. Quezon FMR, Brgy. Quezon, San Carlos City, Negros Occidental	20,000,000
Concreting of Brgy. Capagao FMR, Brgy. Capagao, Panitan, Capiz	32,500,000
Concreting of Brgy. Daga-Bago Grande FMR, Brgy. Daga-Bago Grande, Panay, Capiz	30,000,000
Concreting of Igdalaquit-Maasin FMR, Sibalom, Maasin, Antique	5,000,000
Concreting of Brgy. Poblacion 6 to Brgy. Poblacion 4 FMR, Brgy. Poblacion 6 and Brgy. Poblacion 4, Igbaras, Iloilo	20,000,000
Concreting of Brgy. Lopez Vito to Brgy. Igcabutong FMR, Brgy. Lopez Vito to Brgy. Igcabutong, San Joaquin, Iloilo	20,000,000

812	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Brgy. Nagba FMR, Brgy. Nagba, Tigbauan, Iloilo	10,000,000
Concreting of Brgy. Badiangan to Brgy. Agmanaphao FMR, Brgy. Badiangan and Brgy. Agmanaphao, Mina, Iloilo	20,000,000
Concreting of Brgy. Ilaya 1st FMR, Brgy. Ilaya 1st, Dumangas, Iloilo	10,000,000
Concreting of Brgy. Bantud FMR, Brgy. Bantud, Dumangas, Iloilo	10,000,000
Concreting of Brgy. Bantud Fabrica FMR, Brgy. Bantud Fabrica, Dumangas, Iloilo	10,000,000
Concreting of Brgy. Cali to Capaliz FMR, Brgy. Cali, Dumangas, Iloilo	10,000,000
Concreting of Brgy. Cayos to Brgy. Bantud Fabrica FMR, Brgy. Cayos, Dumangas, Iloilo	5,000,000
Concreting Sitio Molada, Brgy. Rizal FMR, Brgy. Rizal, Nabas, Aklan	10,000,000
Concreting of Sitio Tacubi, Brgy. Castillo FMR, Brgy. Castillo, Makato, Aklan	10,000,000
Concreting of Sitio Eoho, Brgy. Tugas FMR, Brgy. Tugas, Makato, Aklan	5,000,000
Concreting of Brgy. Bato FMR, Brgy. Bato, Hinigaran, Negros Occidental	25,000,000
Concreting of Brgy. Candumarao FMR, Brgy. Candumarao, Hinigaran, Negros Occidental	25,000,000
Concreting of Brgy. Madanlog FMR, Brgy. Madanlog, San Dionisio, Iloilo	5,000,000
Concreting of Hda. Patlagan to Hda. Hermanos, Brgy. Purisima FMR, Brgy. Purisima, Manapla, Negros Occidental	30,000,000
Concreting of Brgy. Oracon to Brgy. Bangkiling FMR, Brgy. Oracon and Brgy. Bangkiling, Nueva Valencia, Guimaras	25,000,000
Concreting of Brgy. Dumiles Proper to Sitio Lagtang, Brgy. Mapili FMR, Brgy. Dumiles and Brgy. Mapili, San Enrique, Iloilo	25,000,000
Concreting of Brgy. Camindangan FMR, Brgy. Camindangan, Cauayan,
Negros Occidental	10,000,000
Concreting of Brgy. Dumiles FMR, Brgy. Dumiles, San Enrique, Iloilo	10,000,000

Region VII - CENTRAL VISAYAS	1,420,000,000

Concreting of Brgy. Martilo Proper-Brgy. Pangca FMR, Brgy. Martilo Proper and Brgy. Pangca, La Libertad, Negros Oriental	15,000,000
Concreting of Sitio Layawan-Brgy. Poblacion FMR, Brgy. Sitio Layawan and Brgy. Poblacion, Guihulngan City, Negros Oriental	15,000,000
Concreting of FMR at Brgy. Lutac to Brgy. Cogon, Naga City, Cebu	30,000,000
Concreting of FMR at Brgy. Lutac to Brgy. Jaquimit, Naga City, Cebu	30,000,000
Concreting of Brgy. Kanghumaod FMR, Brgy. Kanghumaod, Dumanjug, Cebu	30,000,000
Concreting of Brgy. Panlaan FMR, Brgy. Panlaan, Dumanjug, Cebu	30,000,000
Concreting of Brgy. San Isidro to Brgy. Libertad FMR, Brgy. San Isidro, Baclayon, Bohol	15,000,000
Concreting of Brgy. Cogon to Boyog Sur FMR, Brgy. Cogon, Balilihan, Bohol	15,000,000
Concreting of Brgy. Lonoy Roma FMR, Brgy. Lonoy Roma, Inabanga, Bohol	15,000,000
Concreting of Sitio Chinese Brgy. Lapacan Sur FMR, Brgy. Lapacan Sur, Inabanga, Bohol	15,000,000
Concreting of Brgy. Mawi FMR, Brgy. Mawi, Duero, Bohol	15,000,000
Concreting of Brgy. Catungawan Sur FMR, Brgy. Catungawan Sur, Guindulman, Bohol	15,000,000
Concreting of Brgy. Guba FMR, Brgy. Guba, Cebu City, Cebu	15,000,000
Concreting of Brgy. San Jose FMR, Brgy. San Jose, Cebu City, Cebu	15,000,000
Concreting of Brgy. Tagba-o FMR (Phase II), Brgy. Tagba-o, Cebu City, Cebu	15,000,000
Concreting of Brgy. Sudlon II FMR (Phase II), Brgy. Sudlon II, Cebu City, Cebu	15,000,000
Concreting of Brgy. Tubod FMR, Brgy. Tubod, San Fernando, Cebu	15,000,000
Concreting of Brgy. Cagay FMR, Brgy. Cagay, Sibonga, Cebu	15,000,000
Concreting of Brgy. El Pardo FMR, Brgy. El Pardo, Boljoon, Cebu	15,000,000
Concreting of Brgy. Salug to Brgy. Manlapay FMR, Brgy. Manlapay, Dalaguete, Cebu	15,000,000
Concreting of Brgy. Cabasiangan FMR (Phase II), Brgy. Cabasiangan, Balamban, Cebu	15,000,000
Concreting of Brgy. Villahermosa FMR, Brgy. Villahermosa, Pilar, Cebu	15,000,000
Concreting of Brgy. Managase FMR, Brgy. Managase, Borbon, Cebu	15,000,000
Concreting of Brgy. Ubogon to Magcalape FMR, Brgy. Ubogon, Asturias, Cebu	15,000,000
Concreting of Sitio Colonia, Brgy. Ilihan FMR, Brgy. Ilihan, Tabogon, Cebu	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	813
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. Sab-a to Brgy. Libaong FMR (Phase II) with Box Culvert,
Brgy. Sab-a, Libaong, San Remegio, Cebu	15,000,000
Concreting of Brgy. Basiao-Brgy. Candiis FMR, Brgy. Basiao, Badian, Cebu	15,000,000
Concreting of Brgy. Manlapay-Pawa FMR, Brgy. Manlapay, Dumanjug, Cebu	15,000,000
Concreting of Brgy. Balogo FMR, Brgy. Balogo, Guihulngan City, Negros Oriental	15,000,000
Concreting of Brgy. San Jose to Biga-a FMR, Brgy. San Jose, La Libertad, Negros Oriental	15,000,000
Concreting of Brgy. Liptong FMR (Phase II), Brgy. Liptong, Bacong, Negros Oriental	15,000,000
Concreting of Brgy. Amio FMR, Brgy. Amio, Sta. Catalina, Negros Oriental	15,000,000
Concreting of Sitio Proper to Sitio Camadmad FMR, Brgy. Old Namangka, Mabinay, Negros Oriental	15,000,000
Concreting of Brgy. Jantianon FMR, Brgy. Jantianon, Amlan, Negros Oriental	15,000,000
Concreting of Brgy. Tacloban to Brgy. Olo FMR, Brgy. Tacloban, Lazi, Siquijor	15,000,000
Concreting of Brgy. Talayong to Sitio Bonacan FMR, Brgy. Talayong, Lazi, Siquijor	15,000,000
Concreting of Brgy. Cabadiangan FMR, Brgy. Cabadiangan, Alcantara, Cebu	15,000,000
Concreting of Brgy. Tubod-Brgy. Basiao FMR, Brgy. Tubod and Brgy. Basiao, Badian, Cebu	15,000,000
Concreting of Sitio Lower, Brgy. Taptap FMR, Brgy. Taptap, Cebu City	15,000,000
Concreting of Paril Upper Cantisang FMR, Brgy. Paril, Cebu City	15,000,000
Concreting of Sitio Santa Cruz, Brgy. Antipolo FMR, Brgy. Antipolo, Medellin, Cebu	10,000,000
Concreting of Brgy. Luyong Baybay FMR, Brgy. Luyong Baybay, Bantayan, Cebu	10,000,000
Concreting of Brgy. Maricaban FMR, Brgy. Maricaban, Sta. Fe, Cebu	10,000,000
Concreting of Brgy. Cantipay to Brgy. Kulo FMR, Brgy. Cantipay and Brgy. Kulo, Carmen, Cebu	10,000,000
Concreting of Brgy. Can-Ibuang to Brgy. Flores FMR, Brgy. Can-Ibuang and Brgy. Flores, Catmon, Cebu	10,000,000
Concreting of Purok Maduwao, Brgy. Esperanza FMR, Brgy. Esperanza, Poro, Cebu	10,000,000
Concreting of Brgy. Panas FMR, Brgy. Panas, Consolacion, Cebu	10,000,000
Concreting of Brgy. Lindogon FMR, Brgy. Lindogon, Sibonga, Cebu	10,000,000
Concreting of Brgy. Tabon to Brgy. Lugsangan FMR, Brgy. Tabon, Dalaguete, Cebu	50,000,000
Concreting of Brgy. Cansuje FMR, Brgy. Cansuje, Argao, Cebu	50,000,000
Concreting of Brgy. Tabon FMR, Brgy. Tabon, Dalaguete, Cebu	50,000,000
Concreting of Brgy. Alo FMR, Brgy. Alo, Oslob, Cebu	50,000,000
Concreting of Brgy. Buenavista FMR, Brgy. Buenavista, Carcar City, Cebu	50,000,000
Concreting of Brgy. Ylaya FMR, Brgy. Ylaya, San Fernando, Cebu	50,000,000
Concreting of Brgy. Pulangyuta-Bolos-Songcuian FMR, Siquijor, Siquijor	10,000,000
Concreting of FMR at Brgy. Cabatbatan to Brgy. Magsico, San Fernando, Cebu	20,000,000
Concreting of FMR at Brgy. Uling to Brgy. Tagjaguimit, City of Naga, Cebu	20,000,000
Concreting of Sitio Lawis FMR, Brgy. Rosario, Aloguisan, Cebu	30,000,000
Concreting of Sitio Kandahunog, Brgy. Balao FMR, Barili, Cebu	30,000,000
Concreting of Brgy. Paril FMR, Brgy. Paril, Barili, Cebu	30,000,000
Concreting of Brgy. Bulasa FMR, Brgy. Bulasa, Oslob, Cebu	30,000,000
Concreting of Sitio Abaca, Brgy. Nug-as FMR, Brgy. Nug-as, Alcoy, Cebu	30,000,000
Concreting of Brgy. Gawi to Brgy. Kanangkaan FMR, Brgy. Gawi and Brgy. Kanangkaan, Oslob, Cebu	30,000,000
Concreting of Brgys. Bactas - Tinabyonan - Ginabucan - Agsuwao FMR, Brgys. Bactas - Tinabyonan - Ginabucan - Agsuwao, Catmon, Cebu	30,000,000
Concreting of Brgy. Aguipo to Brgy. Abaca FMR, Brgy. Aguipo and Brgy. Abaca, Mabini, Bohol	5,000,000
Concreting of Brgy. Aurora FMR, Brgy. Aurora, Pilar, Bohol	5,000,000
Concreting of Brgy. Poblacion East to Brgy. Manaba FMR, Brgy. Poblacion East and Brgy. Manaba, Garcia-Hernandez, Bohol	5,000,000
Concreting of Brgy. Badiang-Brgy. Linawan-Brgy. Talisay FMR, Brgy. Badiang, Anda, Bohol	5,000,000

814	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Brgy. Cotcoton to Brgy. Bullogan FMR, Brgys. Cotcoton and Bullogan, Dumanjug, Cebu	50,000,000
Concreting of Brgy. Candabong FMR, Brgy. Candabong, Dumanjug, Cebu	50,000,000

Region VIII - EASTERN VISAYAS	2,096,000,000

Concreting of Brgy. Balite FMR, Brgy. Balite, Kawayan, Biliran	15,000,000
Concreting of Brgy. Jamorawon FMR, Brgy. Jamorawon, Almeria, Biliran	15,000,000
Concreting of Brgy. Veteranos to Brgy. Tabangohay FMR, Brgy. Veteranos and Brgy. Tabangohay, Alangalang, Leyte	15,000,000
Concreting of Brgy. Camansihay FMR, Brgy. Camansihay, Tacloban City, Leyte	15,000,000
Concreting of Brgy. Calingga to Sitio Samoyaw, Brgy. Hitomnog FMR, Brgy. Calingga and Brgy. Hitomnog, Dagami, Leyte	15,000,000
Concreting of Brgy. San Isidro to Brgy. Osmeña FMR, Brgy. San Isidro and Brgy. Osmeña, MacArthur, Leyte	15,000,000
Concreting of Sitio Rimas to Brgy. Pararao FMR, Leyte, Leyte	15,000,000
Concreting of Brgy, Villahermosa to Brgy. Garrido FMR, Brgy. Villahermosa and Brgy. Garrido, Calubian, Leyte	15,000,000
Concreting of Brgy. Dolores - Brgy. Milagro FMR, Brgy. Dolores and Brgy. Milagro, Ormoc City, Leyte	15,000,000
Concreting of Brgy. Mansalip FMR, Brgy. Mansalip, Matag-ob, Leyte	15,000,000
Concreting of Brgy. Calumpang to Brgy. San Vicente to Brgy. Esperanza FMR, Brgys. Calumpang, San Vicente and Esperanza, Matalom, Leyte	15,000,000
Concreting of Brgy. Tagaytay to Brgy. Himamara FMR, Brgy. Tagaytay and Brgy. Himamara, Mahaplag, Leyte	15,000,000
Concreting of Brgy. Luan to Brgy. Biasong FMR, Brgy. Luan and Brgy. Biasong, Tomas Oppus, Southern Leyte	15,000,000
Concreting of Brgy. Pansaan to Brgy. Cabadiangan FMR, Brgy. Pansaan and Brgy. Cabadiangan, Maasin City, Southern Leyte	15,000,000
Concreting of Brgy. Biasong to Brgy. Amaga FMR, Brgy. Biasong and Brgy. Amaga, Hinundayan, Southern Leyte	15,000,000
Concreting of Brgy. Sta. Maria FMR, Brgy. Sta. Maria, Sogod, Southern Leyte	15,000,000
Concreting of Brgy. Bool-West FMR, Brgy. Bool-West, Culaba, Biliran	15,000,000
Concreting of Brgy. Tucdao FMR (Phase II), Brgy. Tucdao, Kawayan, Biliran	15,000,000
Concreting of Brgy. Garawon to Brgy. Cacatmonan FMR, Brgy. Garawon and Brgy. Cacatmonan, Hernani, Eastern Samar	15,000,000
Concreting of Brgy. Caisawan to Sitio Jumalag FMR, Brgy. Caisawan, Balangkayan, Eastern Samar	15,000,000
Concreting of Brgy. Libjo FMR, Brgy. Libjo, Catarman, Northern Samar	15,000,000
Concreting of Brgy. Ligaya to Brgy. Buenavista FMR, Brgy. Ligaya and Brgy. Buenavista, Rosario, Northern Samar	15,000,000
Concreting of Sitio Camambanan to Sitio Guinbanderahan, Brgy. Bantayan FMR, Brgy. Bantayan, San Roque, Northern Samar	15,000,000
Concreting of Brgy. Bangon to Brgy. Bonifacio FMR, Brgy. Bangon and Brgy. Bonifacio, Gamay, Northern Samar	15,000,000
Concreting of Brgy. Bugtong to Brgy. Bayo FMR, Brgy. Bugtong and Brgy. Bayo, Calbayog City, Samar	15,000,000
Concreting of Brgy. Curry to Brgy. Matayonas FMR, Brgy. Curry and Brgy. Matayonas, Sta. Margarita, Samar	15,000,000
Concreting of Brgy. Bacyaran to Brgy. Bulao FMR, Brgy. Bacyaran and Brgy. Bulao, Calbiga, Samar	15,000,000
Concreting of Brgy. Albalate to Brgy. Cagutian to Brgy. Cagusipan FMR, Brgy. Albalate, Brgy. Cagutian and Brgy. Cagusipan, Catbalogan City, Samar	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	815
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. Libjo to Brgy. Daganas to Brgy. Old Rizal FMR (Phase II), Brgys. Libjo, Daganas and Old Rizal, Catarman, Northern Samar	15,000,000
Concreting of Sitio Kankinaway-Sitio Laoangan-Sitio Rombang, Brgy. Poblacion 7 to Sitio Ilong Bukid, Brgy. Cababto-an FMR (Phase III), Brgy. Poblacion 7 and Brgy. Cababto-an, Pambujan, Northern Samar	15,000,000
Concreting of Brgy. San Antonio FMR, Brgy. San Antonio, Hilongos, Leyte	15,000,000
Concreting of Brgy. Mabunga to Brgy. Hinaguimitan FMR, Brgy. Mabunga and Brgy. Hinaguimitan, Mahaplag, Leyte	15,000,000
Concreting of Brgy. Cagaot to Brgy. Casilion (via Sta. Cruz-Taclaon and Tagbacan) FMR, Brgy. Cagaot and Brgy. Casilion, Salcedo, Eastern Samar	35,000,000
Concreting of Brgy. Polangi - Paticua FMR Phase IV, Brgy. Polangi and Brgy. Paticua, Catarman, Northern Samar	25,000,000
Concreting of Brgy. Patag FMR, Brgy. Patag, Ormoc City, Leyte	10,000,000
Concreting of Brgy. Tomogbong FMR, Brgy. Tomogbong, San Jorge, Samar	21,000,000
Concreting of Brgy. Cabagoan FMR, Brgy. Cabagoan, Laoang, Northern Samar	10,000,000
Concreting of San Vicente to Palanyugon FMR, Brgy. San Vicente and Brgy. Palanyugon, Catbalogan City, Samar	10,000,000
Concreting of Brgy. Paglaum to Brgy. Palanog FMR (Phase II), Brgy. Paglaum and Brgy. Palanog, Tacloban City	100,000,000
Concreting of Brgy. Bagacay to Brgy. Camansihay FMR, Brgy. Bagacay and Brgy. Camansihay, Tacloban City	100,000,000
Concreting of Brgy. Sta. Elena, Tacloban City to Brgy. Bagong Silang, Babatngon FMR, Tacloban City and Babatngon, Leyte	50,000,000
Concreting of Brgy. Binongto-an to Brgy. Malaguicay FMR, Brgy. Binongto-an and Brgy. Malaguicay, Tanauan, Leyte	22,000,000
Concreting of Brgy. Amanluran to Brgy. Sacme FMR, Brgy. Amanluran and Brgy. Sacme, Tanauan, Leyte	31,000,000
Concreting of Brgy. Amanluran to Brgy. Talolora to Brgy. Bangon FMR, Brgys. Amanluran, Talolora and Bangon, Tanauan, Leyte	40,000,000
Concreting of Brgy. Linao to Brgy. Cogon to Brgy. Talolora FMR, Brgys. Linao, Bangon and Talolora, Tanauan, Leyte	17,000,000
Concreting of Brgy. Nagaasan to Brgy. Pagsulhugon FMR, Brgy. Nagaasan and Brgy. Pagsulhugon, Babatngon, Leyte	15,000,000
Opening and Concreting of Brgy. Bahay to Sitio Malaihao to Sitio Man-ay FMR, Brgy. Bahay, San Miguel, Leyte	15,000,000
Concreting of Sitio Tabang, Brgy. District III FMR, Brgy. District III, Babatngon, Leyte	15,000,000
Concreting of Brgy. San Antonio Farm FMR, Brgy. San Antonio, Alangalang, Leyte	15,000,000
Concreting of Brgy. Calaasan to Brgy. Bugho FMR (Phase II), Brgy. Calaasan and Brgy. Bugho, Alangalang, Leyte	15,000,000
Concreting of Brgy. San Antonio to Brgy. Cabarasan Daku FMR, Brgy. San Antonio and Brgy. Cabarasan Daku, Palo, Leyte	15,000,000
Concreting of Brgy. Canvertudes to Brgy. Buri FMR, Brgy. Canvertudes and Brgy. Buri, Alangalang, Leyte	15,000,000
Concreting of Brgy. Borseth, Alangalang to Brgy. Patong, San Miguel FMR, Alangalang and San Miguel, Leyte	15,000,000
Concreting of Sitio Casaguingan, Brgy. Bairan to Brgy. Malaguinabot FMR (Phase II), Brgy. Bairan and Brgy. Malaguinabot, San Miguel, Leyte	15,000,000
Concreting of Brgy. Gapas, Sta. Fe to Brgy. Salvacion Farm, Alangalang FMR, Sta. Fe and Alangalang, Leyte	15,000,000
Concreting of FMR at Sitio Lukton, Brgy. San Vicente, Tolosa, Leyte	15,000,000
Concreting of FMR at Brgy. Cogon, Tanauan, Leyte	15,000,000
Concreting of FMR at Brgy. Talolora to Brgy. Amanluran, Tanauan, Leyte	15,000,000

816	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of FMR at Sitio Atagon to Brgy. San Antonio, Palo, Leyte	15,000,000
Concreting of FMR at Brgy. San Isidro to Sitio Banawag, Sta. Fe, Leyte	15,000,000
Concreting of FMR at Brgy. Tibak to Brgy. Bulod, Sta. Fe, Leyte	15,000,000
Concreting of Brgy. Dapdap to Brgy. Lingayon to Sitio Sim FMR, Brgy. Lingayon, Alangalang, Leyte	15,000,000
Concreting of Brgy. San Isidro FMR, Brgy. San Isidro, Tanauan, Leyte	15,000,000
Concreting of FMR at Brgy. Lourdes to Brgy. San Francisco West, Alangalang, Leyte	15,000,000
Concreting of FMR at Sitio Calbayogay, Brgy. Cabadsan, Alangalang, Leyte	15,000,000
Concreting of FMR at Brgy. Caraycaray to Binombuhan Falls, San Miguel, Leyte	15,000,000
Concreting of FMR at Brgy. Impo to Sonia Falls, San Miguel, Leyte	15,000,000
Concreting of FMR at Brgy. Pinarigusan to Lipasan Falls, San Miguel, Leyte	15,000,000
Concreting of Brgy. Impo to Brgy. Canap FMR Phase II, Brgy. Impo and Brgy. Canap, San Miguel, Leyte	15,000,000
Concreting of FMR at Sitio Kasagingan, Brgy. Bairan to Brgy. Cabatianuhan, San Miguel, Leyte	15,000,000
Concreting of FMR, Sitio Malaihao, Brgy. Bahay to Maaral Falls, San Miguel, Leyte	15,000,000
Concreting of Brgy. Salvacion Farm to Brgy. Langit FMR, Alangalang, Leyte	20,000,000
Concreting of Brgy. Canbañez, La Paz to Brgy. Sto. Niño, Julita FMR, La Paz and Julita, Leyte	20,000,000
Concreting of Brgy. San Francisco to Brgy. Bantigue FMR, Brgy. San Francisco and Brgy. Bantigue, Isabel, Leyte	20,000,000
Concreting of Brgy. Imelda to Brgy. Sto. Niño FMR, Brgy. Imelda and Brgy. Sto. Niño, Hilongos, Leyte	20,000,000
Concreting of Brgy. Caybago to Brgy. San Rufino FMR, Brgy. Caybago and Brgy. San Rufino, Calbayog, Samar	20,000,000
Concreting of Sitio Jupiter to Sitio Pluto FMR, Brgy. Montebello, Kananga, Leyte	50,000,000
Concreting of Brgy. Domonar-Brgy. Cambacbac FMR, Brgy. Domonar, Ormoc City, Leyte	50,000,000
Concreting of Brgy. Libas-Brgy. Calunasan FMR, Brgy. Libas and Brgy. Calunasan, Merida, Leyte	50,000,000
Concreting of Brgy. Malazarte-Brgy. Cambadbad FMR, Brgy. Malazarte and Brgy. Cambadbad, Matag-ob, Leyte	50,000,000
Concreting of Brgy. Lapgap to Brgy. Malobago FMR, Brgy. Lapgap and Brgy. Malobago, Maydolong, Eastern Samar	5,000,000
Concreting of Brgy. 02 Poblacion to Brgy. San Roque to Brgy. Banuyo FMR, Brgys. 02 Poblacion, San Roque and Banuyo, Mercedes, Eastern Samar	5,000,000
Concreting of Brgy. Abejao to Brgy. Seguinon FMR, Brgy. Abejao and Brgy. Seguinon, Salcedo, Eastern Samar	5,000,000
Concreting of Brgy. Polangi FMR, Brgy. Polangi, Taft, Eastern Samar	5,000,000
Concreting of National Highway to Sitio Amampagao FMR, Lawaan, Eastern Samar	5,000,000
Concreting of Brgy. Gap-ang FMR, Brgy. Gap-ang, Dolores, Eastern Samar	5,000,000
Concreting of Sitio Innulanguhan, Brgy. Roxas to Brgy. Magsaysay FMR, Brgy. Roxas and Brgy. Magsaysay, General MacArthur, Eastern Samar	5,000,000
Concreting of Brgy. 02 to Sitio Balud FMR, Brgy. 02, San Policarpio, Eastern Samar	5,000,000
Concreting of Brgy. San Isidro to Brgy. San Juan FMR, Brgy. San Isidro and Brgy. San Juan, Lavezares, Northern Samar	10,000,000
Concreting of Brgy. Quezon to Brgy. Paticua FMR. Brgy. Quezon and Brgy. Paticua, Catarman, Northern Samar	10,000,000
Concreting of Brgy. De Maria to Brgy. San Jose FMR, Brgy. De Maria and Brgy. San Jose, Mondragon, Northern Samar	5,000,000
Concreting of Brgy. Polangi to Brgy. Paticua FMR, Brgy. Polangi and Brgy. Paticua, Catarman, Northern Samar	5,000,000
Concreting of FMR at Brgy. Sauring to Brgy. Iwayan (Phase II), Oras, Eastern Samar	50,000,000
Concreting of FMR at Brgy. Alang-alang to Brgy. Cadian (Phase II), Oras, Eastern Samar	50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	817
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. Caduhaan to Masaba FMR, Palompon, Leyte	30,000,000
Concreting of Brgy. Biliboy to Brgy. Bagong FMR, Brgy. Biliboy and Brgy. Bagong, Ormoc City, Leyte	20,000,000
Concreting of Brgy. Cabaliwan to Brgy. Masumbang FMR, Brgy. Cabaliwan and Brgy. Masumbang, Merida, Leyte	20,000,000
Concreting of Sitio Naga, Brgy. Tinag-an to Brgy. Antipolo, Albuera, Leyte	10,000,000
Concreting of Brgy. Catigahan to Brgy. San Pablo to Brgy. San Roque FMR (Phase II), Brgys. Catigahan, San Pablo and San Roque, Palompon, Leyte	25,000,000
Concreting of Brgy. Cambacbac to Sitio Luwakan FMR, Brgy. Cambacbac, Palompon, Leyte	10,000,000
Concreting of Brgy. San Joaquin to Brgy. Cambacbac FMR, Brgy. San Joaquin and Brgy. Cambacbac, Palompon, Leyte	10,000,000
Concreting of Brgy. Nasunogan to Brgy. Airport and Lilo-an FMR (Phase I), Brgy. Nasunogan, Ormoc City, Leyte	15,000,000
Concreting of Brgy. Labrador-Brgy. Catmon FMR, Brgy. Labrador, Ormoc City, Leyte	15,000,000
Concreting Brgy. Amantillo FMR, Brgy. Amantillo, Marabut, Samar	20,000,000
Concreting of Brgy. Dao and Brgy. Japay FMR, Brgy. Dao and Brgy. Japay, Oras, Eastern Samar	30,000,000
Rehabilitation of Sitio Palo 1, Brgy. San e Putong FMR, San Julian, Eastern Samar	20,000,000
Concreting of Brgy. 2 Pob. to Sitio Pagnas FMR, San Policarpio, Eastern Samar	30,000,000
Concreting of Brgy. Nato FMR, Brgy. Nato, Taft, Eastern Samar	20,000,000
Concreting of Brgy. Caisawan - Brgy. Bangon FMR, Balangkayan, Eastern Samar	10,000,000

Region IX - ZAMBOANGA PENINSULA	656,000,000

Concreting of Brgy. Dulian (Upper Pasonanca) FMR, Brgy. Dulian (Upper Pasonanca), Zamboanga City	15,000,000
Concreting of Brgy. Sinubong FMR, Brgy. Sinubong, Zamboanga City	15,000,000
Concreting of FMR at Sitio Balinsungay, Brgy. Mercedes, Zamboanga City	15,000,000
Concreting of FMR at Brgy. Tigbalagbag, Zamboanga City	15,000,000
Concreting of Brgy. Antipolo FMR, Brgy. Antipolo, Dapitan, Zamboanga Del Norte	15,000,000
Concreting of Brgy. Mitimos FMR, Brgy. Mitimos, Rizal, Zamboanga Del Norte	15,000,000
Concreting of Brgy. Siparok FMR, Brgy. Siparok, Jose Dalman, Zamboanga del Norte	15,000,000
Concreting of Brgy. Paranglumba to Domogok FMR, Brgy. Paranglumba, Siayan, Zamboanga del Norte	15,000,000
Concreting of Brgy. Lux to Brgy. Sas FMR, Brgy. Lux and Brgy. Sas, Gutalac, Zamboanga del Norte	15,000,000
Concreting of Brgy. Poblacion FMR, Brgy. Poblacion, Kalawit, Zamboanga Del Norte	15,000,000
Concreting of Brgy. Santo Rosario FMR, Brgy. Santo Rosario, Ramon Magsaysay, Zamboanga Del Sur	15,000,000
Concreting of Brgy. Deborok FMR, Brgy. Deborok, Pagadian, Zamboanga Del Sur	15,000,000
Concreting of Brgy. Anonang FMR, Brgy. Anonang, Dumalinao, Zamboanga Del Sur	15,000,000
Concreting of Brgy. Tina FMR, Brgy. Tina, Dumalinao, Zamboanga Del Sur	15,000,000
Concreting of Brgy. Camanga FMR, Brgy. Camanga, Malangas, Zamboanga Sibugay	15,000,000
Concreting of Brgy. Lumbog FMR, Brgy. Lumbog, Imelda, Zamboanga Sibugay	15,000,000
Concreting of Sitio Goling, Brgy. Tipan FMR, Brgy. Tipan, Naga, Zamboanga Sibugay	15,000,000
Concreting of Brgy. Balansag FMR, Brgy. Balansag, Roseller T. Lim, Zamboanga Sibugay	15,000,000
Concreting of Brgy. Busay to Tabiawan FMR, Brgy. Busay, Isabela City, Basilan	15,000,000
Concreting of Brgy. Lumbang to Makiri FMR, Brgy. Lumbang, Isabela City, Basilan	15,000,000
Concreting of Brgy. Old Labangan FMR, Brgy. Old Labangan, Labangan, Zamboanga del Sur	15,000,000
Concreting of Brgy. New Katipunan to Brgy. Licuro-an FMR, Brgy. New Katipunan and Brgy. Licuro-an, Midsalip, Zamboanga del Sur	15,000,000
Concreting of FMR at Brgy. Tumitus, Zamboanga City	50,000,000

818	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of FMR at Sitio Sapa Kolebra (Sapa Moro), Brgy. Latuan, Zamboanga City	15,000,000
Concreting of FMR at Licopon to Manga Bolong, Brgy. Bolong, Zamboanga City	15,000,000
Concreting of FMR at Mantaha Road, Brgy. Buenavista, Zamboanga City	15,000,000
Concreting of FMR at Sitio Tamionto-Sitio Germelina, Brgy. Vitali, Zamboanga City	15,000,000
Concreting of FMR at Sitio Mambala, Brgy. Licomo, Zamboanga City	15,000,000
Concreting of FMR at Lugakit, Brgy. Lumayang, Zamboanga City	15,000,000
Concreting of FMR at Sibulao Bukmundo & Sibulao Sitio Pat, Zamboanga City	15,000,000
Concreting of Brgy. Guintolan FMR, Brgy. Guintolan, Payao, Zamboanga Sibugay	15,000,000
Concreting of Kan Kan Saada-Lambago FMR, Brgy. Lambago, Luuk, Sulu	10,000,000
Concreting of Purok Alo to Purok Otero, Brgy. Poblacion FMR, Brgy. Poblacion, San Miguel, Zamboanga Del Sur	10,000,000
Concreting of Brgy. Cabunbata FMR Phase II, Brgy. Cabunbata, Isabela City, Basilan	21,000,000
Concreting of FMR at Lunawi - Muti, Brgy. Lanzones, Zamboanga City	15,000,000
Concreting of FMR at Kapuk to Nangka Elementary School, Manicahan District, Brgy. Lamisahan, Zamboanga City	15,000,000
Concreting of FMR at Tala, Brgy. Lumbangan, Zamboanga City	15,000,000
Concreting of FMR at Zone 1 to Sitio Baluno, Brgy. Salaan, Zamboanga City	15,000,000
Concreting of FMR at Brgy. Tictapul, Zamboanga City	15,000,000
Concreting of FMR at Purok 5 Boundary Lumbangan Exit Lunzuran Phase III, Zamboanga City	15,000,000
Concreting of FMR at Purok 6 Phase 3, Brgy. Lunzuran, Zamboanga City	15,000,000
Concreting of Brgy. Cocob-Brgy. Panganuran FMR, Brgy. Cocob and Brgy. Panganuran, Gutalac, Zamboanga del Norte	10,000,000

Region X - NORTHERN MINDANAO	940,000,000

Concreting of Sitio San Abel, Brgy. Miarayon FMR, Brgy. Miarayon, Talakag, Bukidnon	15,000,000
Concreting of Sitio Minongon, Brgy. Imbatug FMR, Brgy. Imbatug, Baungon, Bukidnon	15,000,000
Concreting of Purok 2 to Purok 3, Brgy. Patpat FMR, Brgy. Patpat, Malaybalay City, Bukidnon	15,000,000
Concreting of Zone 1A to Purok 1, Brgy. Mapulo FMR, Brgy. Mapulo, Malaybalay City, Bukidnon	15,000,000
Concreting of Purok 1, Brgy. Sibonga FMR, Kadingilan, Bukidnon	15,000,000
Concreting of Brgy. Poblacion to Brgy. Migcuya to Brgy. Miaray FMR, Dangcagan, Bukidnon	15,000,000
Concreting of Sitio Migbadjang, Brgy. Bacusanon FMR, Brgy. Bacusanon, Pangantucan, Bukidnon	15,000,000
Concreting of Sitio Darusalam, Brgy. Ninoy Aquino FMR, Brgy. Ninoy Aquino, Kalilangan, Bukidnon	15,000,000
Concreting of Sitio Kandiis to Maambog, Brgy. Bura FMR, Catarman, Camiguin	15,000,000
Concreting of Purok 2,3,4, Brgy. Panghiawan FMR, Brgy. Panghiawan, Catarman, Camiguin	15,000,000
Concreting of Brgy. Napo FMR, Brgy. Napo, Linamon, Lanao del Norte	10,000,000
Concreting of Brgy. Matampay FMR, Brgy. Matampay, Matungao, Lanao del Norte	10,000,000
Concreting of Brgy. Taguranao FMR, Brgy. Taguranao, Tubod, Lanao del Norte	10,000,000
Concreting of Brgy. Pinuyak to Brgy. El Salvador FMR, Brgy. Pinuyak, Lala, Lanao del Norte	15,000,000
Concreting of Brgy. Bagong Badian to Brgy. San Isidro FMR, Brgy. Bagong Badian, Kapatagan, Lanao del Norte	15,000,000
Concreting of Purok Lower Lumbatin, Brgy. Puga-an FMR, Brgy. Puga-an, Iligan City, Lanao del Norte	15,000,000
Concreting of Zone 4 to Zone 6, Brgy. Bunawan FMR, Brgy. Bunawan, Iligan City, Lanao del Norte	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	819
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. Sinaad FMR, Brgy. Sinaad, Sapang Dalaga, Misamis Occidental	15,000,000
Concreting of Brgy. Manamong FMR, Brgy. Manamong, Aloran, Misamis Occidental	15,000,000
Concreting of Pan-ay to Mialen FMR, Clarin, Misamis Occidental	17,000,000
Concreting of Dolores, Clarin to Yahong, Tudela FMR, Misamis Occidental	10,000,000
Concreting of Brgy. Gaston FMR, Brgy. Gaston, Lagonglong, Misamis Oriental	15,000,000
Concreting of Brgy. Malinao FMR, Brgy. Malinao, Gingoog City, Misamis Oriental	15,000,000
Concreting of Aya-Aya and Brgy. Kaluknayan FMR, Brgy. Kaluknayan, Lugait, Misamis Oriental	15,000,000
Concreting of Brgy. Bolisong FMR, Brgy. Bolisong, El Salvador City, Misamis Oriental	15,000,000
Concreting of Brgy. Lumbia FMR (Phase II), Brgy. Lumbia, Cagayan de Oro City, Misamis Oriental	15,000,000
Concreting of Brgy. Dansolihon FMR, Brgy. Dansolihon, Cagayan de Oro City, Misamis Oriental	15,000,000
Concreting of Brgy. Bugo FMR (Phase II), Brgy. Bugo, Cagayan de Oro City, Misamis Oriental	15,000,000
Concreting of Brgy. Cugman FMR (Phase III), Brgy. Cugman, Cagayan de Oro City, Misamis Oriental	15,000,000
Concreting of Brgy. Palao-Sugod FMR, Brgy. Palao, Bubong, Lanao del Sur	40,000,000
Concreting of Purok 7 to IP Village, Brgy. Lorega FMR, Brgy. Lorega, Kitaotao, Bukidnon	10,000,000
Concreting of Brgy. Sampagar Proper to Sitio Langahan FMR, Brgy. Sampagar, Damulog, Bukidnon	20,000,000
Concreting of FMR at Brgy. Capucao to Stimson Abordo FMR, Ozamiz City, Misamis Occidental	10,000,000
Concreting of Brgy. Dado-Matampay FMR, Brgy. Dado, Balindong, Lanao del Sur	30,000,000
Concreting of Brgy. Sinayawan FMR (Phase II), Brgy. Sinayawan, Valencia City, Bukidnon	10,000,000
Concreting of Brgy. Cosina to Batang Road FMR, Brgy. Cosina, Talakag, Bukidnon	25,000,000
Concreting of Brgy. Candis to Brgy. Taguranao FMR, Brgys. Candis and Taguranao, Tubod, Lanao del Norte	15,000,000
Concreting of Brgy. Bualan to Brgy. Palao FMR, Brgys. Bualan and Palao, Tubod, Lanao del Norte	30,000,000
Concreting of Brgy. Cauyonan, Opol, Misamis Oriental	15,000,000
Concreting of Sitio Nasalaban, Brgy. Sta. Ana, Tagoloan, Misamis Oriental	15,000,000
Concreting of Brgy. Liberty, Laguindingan, Misamis Oriental	15,000,000
Concreting of Tablon FMR, Brgy. Tablon, Cagayan de Oro City	20,000,000
Concreting of Indahag FMR, Brgy. Indahag, Cagayan de Oro City	20,000,000
Concreting of Brgy. Balubal FMR, Brgy. Balubal, Cagayan de Oro City	20,000,000
Concreting of Brgy. F. S. Catanico FMR (Phase I), Brgy. F. S. Catanico, Cagayan de Oro City, Misamis Oriental	10,000,000
Concreting of Brgy. Bayanga FMR, Brgy. Bayanga, Cagayan de Oro City	24,000,000
Concreting of Brgy. Kulasihan FMR, Lantapan, Bukidnon	24,000,000
Concreting of Jct. Provincial Road, Sitio Sta. Cruz to Sitio Kikipot, Brgy. Talahiron FMR, Sitio Sta. Cruz to Sitio Kikipot, Brgy. Talahiron, Kibawe, Bukidnon	25,000,000
Concreting of Brgy. White Kulaman to Brgy. Pagan FMR, Brgy White Kulaman and Brgy. Pagan, Kitaotao, Bukidnon	25,000,000
Concreting of Brgy. F. S. Catanico FMR (Phase II), Brgy. F. S. Catanico, Cagayan de Oro City, Misamis Oriental	20,000,000
Concreting of Brgy. Anakan to Brgy. Bagubad, Brgy. Anakan and Brgy. Bagubad, Gingoog City, Misamis Oriental	50,000,000
Concreting of Brgy. Kisawa FMR, Brgy. Kisawa, Kibawe, Bukidnon	50,000,000

820	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Region XI - DAVAO	1,583,000,000

Concreting of Brgy. Panansalan FMR (Phase III), Brgy. Panansalan, Compostela, Davao de Oro	15,000,000
Concreting of Brgy. Magangit FMR (Phase II), Brgy. Magangit, New Bataan, Davao de Oro	15,000,000
Concreting of Brgy. Malinawon FMR (Phase IV), Brgy. Malinawon, Mawab, Davao de Oro	15,000,000
Concreting of Brgy. Kiokmay to Brgy. Aguinaldo FMR, Brgy. Kiokmay, Laak, Davao de Oro	15,000,000
Concreting of Brgy. La Filipina FMR, Brgy. La Filipina, Tagum City, Davao del Norte	15,000,000
Concreting of Brgy. Kipalili FMR, Brgy. Kipalili, San Isidro, Davao del Norte	15,000,000
Concreting of Brgy. Pangubatan FMR, Brgy. Pangubatan, IGACOS, Davao del Norte	15,000,000
Concreting of Brgy. New Casay FMR, Brgy. New Casay, BE Dujali, Davao del Norte	15,000,000
Concreting of Brgy. Camanchiles FMR, Brgy. Camanchiles, Matanao, Davao del Sur	15,000,000
Concreting of Brgy. Bulacan FMR, Brgy. Bulacan, Malalag, Davao del Sur	15,000,000
Concreting of Brgy. Tanglad FMR (Phase II), Brgy. Tanglad, Sta. Maria, Davao Occidental	15,000,000
Concreting of Brgy. South Lamidan FMR (Phase II), Brgy. South Lamidan, Don Marcelino, Davao Occidental	15,000,000
Concreting of Brgy. San Jose FMR, Brgy. San Jose, Boston, Davao Oriental	15,000,000
Concreting of Brgy. Tubaon FMR (Phase III), Brgy. Tubaon, Tarragona, Davao Oriental	15,000,000
Concreting of Brgy. Bobon FMR, Brgy. Bobon, Mati City, Davao Oriental	15,000,000
Concreting of Brgy. Maag FMR, Brgy. Maag, San Isidro, Davao Oriental	15,000,000
Concreting of Brgy. Salapawan FMR, Brgy. Salapawan, Paquibato District, Davao City	15,000,000
Concreting of Brgy. Mapula FMR, Brgy. Mapula, Paquibato District, Davao City	15,000,000
Concreting of Brgy. Salaysay FMR, Brgy. Salaysay, Marilog District, Davao City	15,000,000
Concreting of Brgy. Malamba FMR (Phase II), Brgy. Malamba, Marilog District, Davao City	15,000,000
Concreting of Brgy. Pongpong FMR, Brgy. Pongpong, Sta. Maria, Davao Occidental	15,000,000
Concreting of Brgy. Mamacao FMR, Brgy. Mamacao, Sta. Maria, Davao Occidental	15,000,000
Concreting of FMR at Brgy. Demoloc, Malita, Davao Occidental	10,000,000
Concreting of FMR at Brgy. Inayangan, Calinan District, Davao City	20,000,000
Concreting of Brgy. Cogon to Brgy. Libuak FMR (Phase II), Brgy. Cogon and Brgy. Libuak, Island Garden City of Samal, Davao del Norte	15,000,000
Concreting of Brgy. Kinamayan to Lungaog FMR, Brgy. Kinamayan and Brgy. Lungaog, Santo Tomas, Davao del Norte	15,000,000
Concreting of Brgy. Malinawon FMR, Brgy. Malinawon, Mawab, Davao de Oro	15,000,000
Concreting of Brgy. Mipangi FMR, Brgy. Mipangi, Nabunturan, Davao De Oro	15,000,000
Concreting of Sitio Sugod, Brgy. Union to Sitio Lower Ulip, Brgy. Poblacion FMR, Brgy. Union, Monkayo, Davao de Oro	30,000,000
Concreting of Brgy. Mahayahay FMR, Brgy. Mahayahay, Hagonoy, Davao del Sur	10,000,000
Concreting of Sitio Balandig, Brgy. Kapatagan FMR, Brgy. Kapatagan, Digos City, Davao del Sur	5,000,000
Concreting of Sitio Mabuhay, Brgy. Awao FMR, Brgy. Awao, Monkayo, Davao de Oro	80,000,000
Concreting of Brgy. Camantangan to New Dalaguete FMR, Brgy. Camantangan, Monte Vista, Davao de Oro	35,000,000
Concreting of Purok-12 to Purok-13, Brgy. Camanlangan FMR, Brgy. Camanlangan, New Bataan, Davao de Oro	20,000,000
Concreting of Brgy. Tandik FMR (Phase II), Brgy. Tandik, Maragusan, Davao de Oro	15,000,000
Concreting of Brgy. Camudmud to Brgy. San Isidro FMR, Babak District, Island Garden City of Samal, Davao del Norte	100,000,000
Concreting of Brgy. Malativas to Brgy. San Roque FMR, Brgy. Malativas and Brgy. San Roque, Panabo City, Davao Del Norte	50,000,000
Concreting of Sitio Panlaisan, Brgy. Pichon FMR, Brgy. Pichon, Caraga, Davao Oriental	85,000,000
Concreting of FMR at Brgy. Malativas to Brgy. San Roque, Panabo City, Davao del Norte	100,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	821
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of FMR at Sitio San Isidro to Sitio Bulahan, Brgy. San Jose, Sto. Tomas, Davao del Norte	100,000,000
Concreting of FMR at Jct. Tagum- Panabo Circus Road to Sitio Maguintalunan, New Visayas, Sto. Tomas, Davao del Norte	100,000,000
Concreting of Road Lagab- Aurora-Siocon, Compostela, Davao de Oro	100,000,000
Concreting of Brgy. Matiao FMR, Brgy. Matiao, City of Mati, Davao Oriental	25,000,000
Concreting of Brgy. Mayo FMR, Brgy. Mayo, City of Mati, Davao Oriental	25,000,000
Concreting of Purok 1 to Purok 4 FMR, Brgy. Sindaton, Panabo City, Davao del Norte	3,000,000
Concreting of Batang, Brgy.Palili FMR, Brgy.Palili, Sulop, Davao del Sur	20,000,000
Concreting of National Highway to Brgy. Palili FMR, Sulop, Davao del Sur	20,000,000
Concreting of Malano Poblacion to Lower Bala FMR, Magsaysay, Davao del Sur	20,000,000
Concreting of Barayong-Mabini FMR, Magsaysay, Davao del Sur	20,000,000
Concreting of Prk. 4 to Prk 6 Brgy. Balutakay FMR, Balutakay, Hagonoy, Davao del Sur	20,000,000
Concreting of Prk. 2 to Prk. 3 Brgy. Balutakay FMR, Balutakay, Hagonoy, Davao del Sur	20,000,000
Concreting of Valdez to Purok 3 New Ilocos FMR, New Ilocos, Magsaysay, Davao del Sur	20,000,000
Concreting of Prk. 5 to Prk. 6 Brgy. San Isidro FMR, San Isidro, Hagonoy Davo del Sur	20,000,000
Concreting of Bob Barayonl to Macapagal Steel bridge FMR, Barayong Magsaysay, Davao del Sur	20,000,000
Concreting of Centro Maibo to Sitio Limonso Maibo, FMR, Maibo, Magsaysay, Davo del Sur	20,000,000
Concreting of NHJ, Brgy. Macangao - Prk. Santo Nino, Brgy. Ilangay FMR, Brgy. Macangao and Brgy. Ilangay, Lupon, Davao Oriental	10,000,000
Concreting of Brgy. Batang Palili FMR, Sulop, Davao del Sur	5,000,000
Concreting of Brgy. Langaan to Brgy. Kauswagan FMR, Brgy. Langaan and Brgy. Kauswagan, Matanao, Davao del Sur	5,000,000
Concreting of Brgy. Linawan FMR, Brgy. Linawan, Bansalan, Davao del Sur	10,000,000
Concreting of Sitio Gusatbak to Sitio Dalupon, Brgy. North Lamidan FMR, Brgy. North Lamidan, Don Marcelino, Davao Occidental	35,000,000
Concreting of Purok 2, Brgy. Kasuga to Brgy. Blocon FMR, Brgy. Kasuga and Brgy. Blocon, Magsaysay, Davao del Sur	15,000,000

Region XII - SOCCSKSARGEN	445,000,000

Concreting of Brgy. Poblacion to Brgy. Bulacaon FMR, Brgy. Poblacion and Brgy. Bulacaon, Pigcawayan, Cotabato	15,000,000
Concreting of Brgy. Lagumbingan to Brgy. Bagumba FMR, Brgy. Lagumbingan and Brgy. Bagumba, Midsayap, Cotabato	15,000,000
Concreting of Brgy. Batasan - Brgy. Biangan FMR, Brgy. Batasan and Brgy. Biangan, Makilala, Cotabato	15,000,000
Concreting of Brgy. Camutan (Boundary Temporan) to Brgy. Camutan Proper to Sitio Embanganto Sitio Sumin, Brgy. B. Cadungon to Brgy. Poblacion FMR (Phase I), Brgys. Camutan, B. Cadungon and Poblacion, Antipas, Cotabato	15,000,000
Concreting of Purok 2 to Purok 4 to Purok 6A, Brgy. La Esperanza FMR, Brgy. La Esperanza, Tulunan, Cotabato	15,000,000
Concreting of Brgy. Miguel Macasarte to Brgy. Malinao FMR, Brgy. Miguel Macasarte and Brgy. Malinao, Banisilan, Cotabato	15,000,000
Concreting of Brgy. Lutay FMR, Brgy. Lutay, Malungon, Sarangani	15,000,000
Concreting of Brgy. Bales to Sitio Lebe FMR (Phase II), Brgy. Bales, Maasim, Sarangani	15,000,000
Concreting of Purok 6, Brgy. Crossing Palkan to Purok 7, Brgy. Sulit FMR, Polomolok, South Cotabato	15,000,000
Concreting of Sitio Palacasam to Sitio Alnamang, Brgy. Palkan FMR, Brgy. Palkan, Polomolok, South Cotabato	15,000,000
Concreting of Purok Balite to Crossing Bungot, Brgy. San Jose FMR (Phase II), Brgy. San Jose, Norala, South Cotabato	15,000,000

822	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Concreting of Brgy. Lamdalag to Brgy. Tablu to Brgy. Lamlahak FMR (Phase I), Brgys. Lamdalag, Tablu and Lamlahak, Lake Sebu, South Cotabato	15,000,000
Concreting of Brgy. Katico to Brgy. Sinakulay FMR, Brgy. Katico and Brgy. Sinakulay, Pres. Quirino, Sultan Kudarat	15,000,000
Concreting of Purok 1, Brgy. C. Mangilala to Brgy. Mangelen FMR, Brgy. C. Mangilala and Brgy. Mangelen, Pres. Quirino, Sultan Kudarat	15,000,000
Concreting of Baluan National High School to Purok 5, Brgy. Baluan FMR, Brgy. Baluan, Palimbang, Sultan Kudarat	15,000,000
Concreting of Highway Brgy. Jct. Poloy-Poloy to Brgy. Ragandang FMR, Brgy. Poloy-Poloy and Brgy. Ragandang, Lebak, Sultan Kudarat	15,000,000
Concreting of Purok 7-Purok 15, Brgy. Mabuhay FMR (Phase V), Brgy. Mabuhay, General Santos City, South Cotabato	15,000,000
Concreting of Blel from Brgy. Sinawal-Paopao Road to Cabuay River FMR (Phase I), Brgy. Sinawal, General Santos City, South Cotabato	15,000,000
Concreting of Brgy. Batomelong FMR, Brgy. Batomelong, General Santos City, South Cotabato	15,000,000
Concreting of Brgy. Upper Labay FMR, Brgy. Upper Labay, General Santos City, South Cotabato	15,000,000
Concreting of Sitio Proper Nuling to Lower Nuling FMR, Brgy. Nuling, Lebak, Sultan Kudarat	10,000,000
Concreting of Purok Molave 2A to Brgy. Hall, Brgy. Aurelio F. Freires, Sr. FMR, Brgy. Aurelio F. Freires, Sr., Lebak, Sultan Kudarat	10,000,000
Concreting of Purok Neem Tree to Sitio San Isidro, Brgy. Milbuk FMR, Brgy. Milbuk, Palimbang, Sultan Kudarat	10,000,000
Concreting of FMR at Brgy. Bunawan, Matalam, Cotabato	10,000,000
Concreting of FMR at Brgy. Kibia, Matalam, Cotabato	10,000,000
Concreting of FMR at Brgy. Taguranao, Matalam, Cotabato	10,000,000
Concreting of Brgy. La Suerte to Brgy. Palma Perez FMR, M’lang, Cotabato	10,000,000
Concreting of Brgy. Katangawan FMR, Brgy. Katangawan, General Santos City, South Cotabato	10,000,000
Concreting of Brgy. Banaba to Brgy. Guinibon FMR, Datu Abdullah, Sangki, Maguindanao Del Sur	10,000,000
Concreting of National Highway Road 3a, Brgy. Tokawal FMR, Brgy. Tokawal, Alabel, Sarangani	15,000,000
Concreting of Proper Kihan, Brgy. Kihan FMR, Malapatan, Sarangani	10,000,000
Concreting of Sitio Klemon, Brgy. Kihan FMR, Malapatan, Sarangani	10,000,000
Concreting of Jct. Malungon to Alabel Provincial Road Sitio Supa Mlanob to Sitio Nian, Brgy. Tamban FMR, Brgy. Tamban, Malungon, Sarangani	15,000,000
Concreting of Brgy. Maituamig to Brgy. Macalag FMR, Brgy. Maituamig and Brgy. Macalag, Datu Unsay, Maguindanao Del Sur	5,000,000

Region XIII - CARAGA	740,000,000

Concreting of Purok 6, Brgy. Casiklan to Sitio San Jose Brgy. Durian FMR, Las Nieves, Agusan del Norte	30,000,000
Concreting of Brgy. San Isidro-Baraas FMR, Sitio Baraas, Brgy. San Isidro, Kitcharao, Agusan del Norte	15,000,000
Concreting of Tanug-Tanugon-Magdagunot FMR, Brgy. Poblacion 2, Tubay, Agusan del Norte	15,000,000
Concreting of Brgy. Ilihan, Canete to Sinai FMR, Sibagat, Agusan del Sur	15,000,000
Concreting of Brgy. Afga to Brgy. San Isidro II FMR, Sibagat, Agusan del Sur	15,000,000
Concreting of Purok 8 to Sitio Manangahon to Sitio Palo, Brgy. Mate FMR (Phase II), San Francisco, Agusan del Sur	15,000,000
Concreting of Brgy. Awao FMR, Brgy. Awao, Sta. Josefa, Agusan del Sur	15,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	823
DEPT. OF AGRICULTURE - FARM-TO-MARKET ROADS

Concreting of Brgy. Del Carmen-Sta. Paz FMR, San Isidro, Surigao del Norte	15,000,000
Concreting of Sitio Sabang, Brgy. San Roque FMR, Brgy. San Roque, Socorro, Surigao del Norte	15,000,000
Concreting of Baliw-Danao, Brgy. Laurel FMR, Brgy. Laurel, Tagana-an, Surigao del Norte	15,000,000
Concreting of Brgy. Cagtinae FMR, Brgy. Cagtinae, Malimono, Surigao del Norte	15,000,000
Concreting of Brgy. Magroyong FMR, Brgy. Magroyong, San Miguel, Surigao del Sur	30,000,000
Concreting of Brgy. Burboanan FMR, Brgy. Burboanan, Bislig City, Surigao del Sur	15,000,000
Concreting of Brgy. San Vicente to Brgy. Tidman FMR, Brgy. San Vicente and Brgy. Tidman, Bislig City & Hinatuan, Surigao del Sur	15,000,000
Concreting of P3 Luna to Sitio Bunga, Brgy. Luna FMR, San Jose, Dinagat Islands	15,000,000
Concreting of Brgy. Sering to Brgy. Roma FMR, Brgy. Sering and Brgy. Roma, Basilisa, Dinagat Islands	15,000,000
Concreting of NRJ-P9 (Layaw), Brgy. Los Angeles FMR, Brgy. Los Angeles, Butuan City, Agusan del Norte	15,000,000
Concreting of Purok 6, Brgy. Banza FMR, Brgy. Banza, Butuan City, Agusan del Norte	15,000,000
Concreting of Brgy. Roxas-Jct. Del Carmen to Sta. Paz FMR, Brgy. Roxas-Jct. Del Carmen and Brgy. Sta. Paz, San Isidro, Surigao Del Norte	30,000,000
Concreting of Brgy. Matho FMR, Brgy. Matho, Cortes, Surigao del Sur	10,000,000
Concreting of Brgy. Marihatag to San Pedro FMR, Brgy. Marihatag and Brgy. San Pedro, Marihatag, Surigao del Sur	20,000,000
Concreting of Brgy. San Vicente to Top Bridge FMR (Phase I), Brgy. San Vicente, Jabonga, Agusan Del Norte	45,000,000
Concreting of Purok 3, Sitio Bungso, Brgy. Anomar to Brgy. Sukailang FMR, Brgy. Anomar and Brgy. Sukailang,Surigao City, Surigao Del Norte	30,000,000
Concreting of FMR at NRJ Brgy. Pasta to Brgy. Buenasuerte, San Franscisco, Agusan Del Sur	10,000,000
Concreting of Sitio Lapas, Brgy. Sena to Brgy. Poctoy FMR, Brgy. Sena and Brgy. Poctoy, Surigao City, Surigao del Norte	40,000,000
Concreting of Brgy. Cabongbongan to Brgy Trinidad FMR, Brgy. Cabongbongan and Brgy. Trinidad, Surigao City, Surigao del Norte	60,000,000
Concreting of Brgy. Mapawa to Brgy. Silop FMR, Brgy. Mapawa and Brgy. Silop, Surigao City, Surigao del Norte	60,000,000
Concreting of Brgy. Danao to Brgy. Mat-I FMR, Brgy. Danao and Brgy. Mat-I, Surigao City, Surigao del Norte	30,000,000
Concreting of Purok 4 to Purok 5 Sitio Villamon, Brgy. Nabago FMR, Brgy. Nabago, Surigao City, Surigao del Norte	30,000,000
Concreting of Purok 4 to Purok 2, Brgy. Trinidad FMR, Brgy. Trinidad, Surigao City, Surigao del Norte	30,000,000
Concreting of Purok 2 to Purok 3, Brgy. Maug FMR, Brgy. Maug, Butuan City	25,000,000
Concreting of Tambo to Binungan, Brgy. Anitap FMR, Brgy. Anitap, Veruela, Agusan del Sur	10,000,000
Concreting of PRJ Sitio Mamparasan FMR, Brgy. San Roque, Bislig City, Surigao del Sur	10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

DEPARTMENT OF EDUCATION

LIST OF NON-IMPLEMENTING UNIT

SECONDARY SCHOOLS

824	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

DEPARTMENT OF EDUCATION - OFFICE OF THE SECRETARY

NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

National Capital Region (NCR)	3,143,744,000	256,376,000	3,400,120,000	150,707,000

Division of Caloocan	502,471,000	39,181,000	541,652,000	15,809,000

Division Office - Proper	10,013,000		10,013,000
Antonio Luna High School	6,041,000	1,288,000	7,329,000
Antonio Uy Tan Senior High School				782,000
Bagong Barrio Senior High School				1,296,000
Benigno Aquino, Jr. High School	32,310,000	3,357,000	35,667,000
Brixton Senior High School				1,116,000
Caloocan City Business High School (Urduja Business High School)	37,022,000	4,786,000	41,808,000	2,653,000
Caloocan City Science High School	11,430,000	1,138,000	12,568,000	946,000
Caloocan National Science and Technology High School	11,673,000	1,115,000	12,788,000	794,000
Camarin High School-Cielito Zamora Annex 1	75,574,000		75,574,000	1,895,000
Camarin High School-Cielito Zamora Annex 2		5,919,000	5,919,000
Horacio Dela Costa High School (Horacio Dela Costa-Amparo High School Annex)	14,865,000	1,604,000	16,469,000	1,440,000
Kasarinlan High School	43,392,000	2,465,000	45,857,000
Llano High School (Deparo High School - Llano Annex)	44,716,000	3,234,000	47,950,000
Maria Clara High School	50,365,000	3,558,000	53,923,000
Maypajo High School	35,888,000	2,684,000	38,572,000	738,000
Mountain Heights High School	17,768,000	1,106,000	18,874,000
N.H.C. High School (Main)	22,454,000	1,532,000	23,986,000	1,425,000
Samaria Senior High School				654,000
Sampaguita High School	68,090,000	3,571,000	71,661,000
Tandang Sora Integrated School	20,870,000	1,824,000	22,694,000	576,000
Vicente Malapitan (North Caloocan) Senior High School				1,494,000

Division of Las Piñas	326,479,000	20,503,000	346,982,000	11,665,000

Division Office - Proper	4,912,000		4,912,000
Equitable Village National High School	31,597,000	1,700,000	33,297,000
Gonzalo Gatchalian National High School		1,724,000	1,724,000
Las Piñas CAA National High School	57,841,000	3,162,000	61,003,000
Las Piñas City National Science High School	29,679,000	1,309,000	30,988,000	781,000
Las Piñas City National Senior High School - CAA Campus				3,300,000
Las Piñas City National Senior High School - Doña Josefa Campus				4,925,000
Las Piñas City National Senior High School - Manuyo Campus				1,514,000
Las Piñas City National Senior High School - Talon Dos Campus				787,000
Las Piñas City Technical Vocational High School	33,139,000	1,841,000	34,980,000	358,000
Las Piñas National High School - Almanza	53,546,000	4,289,000	57,835,000
Lydia Aguilar National High School	67,144,000	3,667,000	70,811,000
Talon Village National High School	48,621,000	2,811,000	51,432,000

Division of Makati				3,887,000

Bangkal Senior High School				609,000
Maximo Estrella Senior High School				1,398,000
Nemesio I. Yabut Senior High School				1,880,000

Division of Malabon City	156,885,000	12,651,000	169,536,000	2,411,000

Division Office - Proper	3,116,000		3,116,000
Acacia National High School	27,502,000	1,766,000	29,268,000	264,000
Catmon Integrated School	35,648,000	2,656,000	38,304,000
Col. Ramon Camus Integrated School (Col. R. Camus Integrated School)	12,544,000	999,000	13,543,000
Concepcion Technical-Vocational School	19,830,000	1,273,000	21,103,000	180,000
Dampalit Integrated School	9,279,000	816,000	10,095,000
Imelda Integrated Secondary School	12,430,000	1,505,000	13,935,000	388,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	825
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Malabon City National Science and Mathematics High School	2,158,000	692,000	2,850,000
Malabon City Techvoc and Entrepreneurship Senior High School (CMPI Campus)				609,000
Ninoy Aquino Senior High School				772,000
Santiago Syjuco Memorial Integrated Secondary School	11,015,000	856,000	11,871,000	198,000
Tañong Integrated School	23,363,000	2,088,000	25,451,000

Division of Mandaluyong	180,447,000	22,377,000	202,824,000	15,525,000

Division Office - Proper	3,494,000		3,494,000
Addition Hills Integrated School	28,012,000	3,722,000	31,734,000	3,426,000
City of Mandaluyong Science High School	20,064,000	3,025,000	23,089,000	3,020,000
Hulo Integrated School	20,129,000	3,048,000	23,177,000
Ilaya Barangka Integrated School	17,932,000	2,991,000	20,923,000	2,625,000
Mataas na Paaralang Neptali A. Gonzales	73,278,000	6,738,000	80,016,000	6,454,000
Senate President Neptali A. Gonzales Integrated School	17,538,000	2,853,000	20,391,000

Division of Manila	73,801,000	4,686,000	78,487,000	3,787,000

Division Office - Proper	1,512,000		1,512,000
E. Quirino Senior High School within Bacood				1,129,000
Pres. Corazon Aquino High School - Manila High School Annex	72,289,000	4,686,000	76,975,000	1,595,000
Senior High School within A. Maceda Integrated School				1,063,000

Division of Marikina	309,862,000	20,400,000	330,262,000	4,360,000

Division Office - Proper	6,044,000		6,044,000
Concepcion Integrated School (Concepcion Integrated HS)	100,645,000	3,923,000	104,568,000	738,000
Industrial Valley Complex National High School	431,000	978,000	1,409,000
Jesus dela Peña National High School	14,503,000	1,194,000	15,697,000	462,000
Kalumpang National High School	16,292,000	1,384,000	17,676,000	320,000
Marikina Heights National High School (Marikina High School Annex)	30,330,000	2,053,000	32,383,000
Marikina Science High School	22,766,000	1,481,000	24,247,000	773,000
Nangka High School	40,406,000	3,075,000	43,481,000	403,000
San Roque National High School	21,179,000	1,749,000	22,928,000	614,000
SSS National High School	16,974,000	1,884,000	18,858,000
Sto. Niño National High School	40,292,000	2,679,000	42,971,000	1,050,000

Division of Muntinlupa	161,529,000	17,662,000	179,191,000	14,310,000

Division Office - Proper	3,305,000		3,305,000
Cupang Senior High School				5,422,000
Lakeview Integrated School	36,902,000	2,729,000	39,631,000	948,000
Muntinlupa Business High School - Sucat Annex		3,402,000	3,402,000
Muntinlupa National High School - NBP Annex	50,706,000	3,539,000	54,245,000
Muntinlupa National High School - Tunasan Annex	46,935,000	6,111,000	53,046,000	6,337,000
Muntinlupa Science High School	23,681,000	1,881,000	25,562,000	1,603,000

Division of Navotas City	8,966,000	1,949,000	10,915,000	3,273,000

Division Office - Proper	189,000		189,000
Bangkulasi National High School	5,241,000	999,000	6,240,000
Bangkulasi Senior High School				772,000
Filemon T. Lizan Senior High School				2,245,000
Navotas National Science High School	3,536,000	950,000	4,486,000	256,000

Division of Parañaque	440,215,000	30,163,000	470,378,000	12,878,000

Division Office - Proper	8,879,000		8,879,000
Don Bosco High School Parañaque	31,826,000	2,542,000	34,368,000	1,547,000
Don Galo National High School	28,355,000	1,849,000	30,204,000	155,000
La Huerta National High School	28,207,000	2,259,000	30,466,000
Marcelo Green High School Parañaque	20,927,000	1,871,000	22,798,000
Masville National High School (Dr. Arcadio Santos National High School - Masville Annex)	29,958,000	1,830,000	31,788,000	915,000
Moonwalk National High School	65,930,000	3,976,000	69,906,000	3,020,000
Parañaque National High School - Baclaran Annex	43,984,000	3,497,000	47,481,000	969,000

826	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Parañaque Science High School - PNHS Annex	18,153,000	1,026,000	19,179,000	685,000
Parañaque Senior High School				1,202,000
San Antonio High School Parañaque	63,872,000	3,711,000	67,583,000
Sto. Niño National High School	28,441,000	2,322,000	30,763,000
Sto. Niño Senior High School				1,689,000
Sun Valley National High School	50,662,000	3,291,000	53,953,000	2,696,000
Tambo National High School	21,021,000	1,989,000	23,010,000

Division of Pasay City	66,738,000	4,797,000	71,535,000	2,706,000

Division Office - Proper	1,323,000		1,323,000
Pasay City North High School - Tramo Campus (Pasay City North High School - Cuneta Annex)	34,290,000	2,610,000	36,900,000	1,813,000
President Corazon “Cory” C. Aquino National High School	31,125,000	2,187,000	33,312,000	893,000

Division of Pasig City	190,331,000	14,217,000	204,548,000	18,622,000

Division Office - Proper	3,683,000		3,683,000
Dela Paz High School		1,242,000	1,242,000
Nagpayong High School	159,550,000	10,265,000	169,815,000	5,211,000
Pasig City Science High School	26,667,000	1,868,000	28,535,000	1,357,000
San Lorenzo Ruiz Senior High School				4,055,000
Senior High School in Buting, Pasig City				7,248,000
Ugong Pasig National High School	431,000	842,000	1,273,000	751,000

Division of Quezon City	60,277,000	9,172,000	69,449,000	16,334,000

Division Office - Proper	1,418,000		1,418,000
Apolonio Samson National High School				749,000
Carlos P. Romulo Senior High School				1,154,000
Emilio Jacinto National High School		2,196,000	2,196,000	1,169,000
Eugenio M. Lopez, Jr. Center for Media Arts Senior High School				936,000
Fernando C. Amorsolo Senior High School				792,000
Jose Maria Panganiban Senior High School				773,000
Jose V. Palma Senior High School				850,000
Justice Cecilia Muñoz Palma Senior High School				2,027,000
Leandro Locsin Integrated School		2,236,000	2,236,000	1,194,000
Lucrecia R. Kasilag Senior High School				1,286,000
Melchora Aquino High School	20,123,000	1,530,000	21,653,000	1,347,000
Nick M. Joaquin Senior High School				1,020,000
NOH-Sta. Lucia Senior High School		345,000	345,000	1,210,000
Pedro Tuason Senior High School				665,000
Talipapa Senior High School				567,000
Vito L. Belarmino Senior High School				595,000
West Fairview High School	38,736,000	2,865,000	41,601,000

Division of San Juan City	11,438,000	1,977,000	13,415,000	2,806,000

Division Office - Proper	95,000		95,000
Kabayanan Integrated School		335,000	335,000
Salapan Integrated School		335,000	335,000
San Juan City Academic Senior High School				1,489,000
San Juan City Integrated School		335,000	335,000
San Juan City Science High School	11,343,000	972,000	12,315,000
San Juan City Technical-Vocational and Livelihood - Senior High School				1,317,000

Division of Taguig and Pateros	233,589,000	28,882,000	262,471,000	11,238,000

Division Office - Proper	4,911,000		4,911,000
Agripino Manalo National High School	11,095,000	817,000	11,912,000	307,000
Bagong Tanyag Integrated School	5,347,000	1,643,000	6,990,000
Barangay Fort Bonifacio Senior High School				768,000
Fort Bonifacio High School - Tibagan High School Annex		2,264,000	2,264,000
Gat. Andres Bonifacio High School	18,014,000	1,654,000	19,668,000
Gen. Ricardo G. Papa, Sr. Memorial High School Annex		1,874,000	1,874,000	1,331,000
Kapitan Eddie T. Reyes Memorial Integrated School	41,743,000	3,298,000	45,041,000	1,184,000
Kapt. Jose Cardones Integrated School	6,542,000	2,237,000	8,779,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	827
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Maharlika Integrated School	1,739,000	1,277,000	3,016,000
Maria Asuncion Rodriguez Tinga National High School	42,174,000	2,548,000	44,722,000	1,932,000
Maria Concepcion Cruz High School	14,918,000	928,000	15,846,000
Napindan Integrated School	20,852,000	2,114,000	22,966,000
Palar Integrated School	4,356,000	2,094,000	6,450,000
Pres. Diosdado Macapagal High School - Signal Village National High School Annex		1,948,000	1,948,000	2,328,000
Stand-Alone Senior High School within Taguig Integrated School				3,388,000
Taguig Integrated School	61,898,000	4,186,000	66,084,000

Division of Valenzuela	420,716,000	27,759,000	448,475,000	11,096,000

Division Office - Proper	8,218,000		8,218,000
Arkong Bato National High School	17,998,000	1,481,000	19,479,000	155,000
Bagbaguin National High School	33,424,000	2,259,000	35,683,000
Canumay East National High School (Valenzuela National High School - Canumay East Annex)	17,695,000	1,571,000	19,266,000
Canumay West National High School	38,866,000	2,291,000	41,157,000
Disiplina Village - Bignay National High School	18,060,000	1,728,000	19,788,000
Justice Eliezer R. Delos Santos High School	27,143,000	1,922,000	29,065,000
Lingunan National High School	30,614,000	2,322,000	32,936,000
Lingunan Senior High School				1,322,000
Malanday National High School	30,656,000	2,161,000	32,817,000	330,000
Paso de Blas National High School	26,628,000	1,996,000	28,624,000
Paso de Blas Senior High School				1,167,000
Punturin Senior High School				2,508,000
Sitero Francisco Memorial National High School	58,181,000	3,558,000	61,739,000	2,480,000
Ugong Senior High School				666,000
Valenzuela City Science High School	24,281,000	1,489,000	25,770,000	867,000
Veinte Reales National High School	27,753,000	1,703,000	29,456,000
Vicente P. Trinidad National High School	41,580,000	2,099,000	43,679,000	1,309,000
Wawang Pulo National High School (Valenzuela NHS - Wawang Pulo Annex)	19,619,000	1,179,000	20,798,000	292,000

Region I - Ilocos	3,326,094,000	348,420,000	3,674,514,000	133,214,000

Division of Alaminos City	35,727,000	3,912,000	39,639,000	1,111,000

Division Office - Proper	662,000		662,000
Cayucay National High School	6,786,000	796,000	7,582,000	241,000
Ildefonso Quimson Community High School	5,970,000	739,000	6,709,000	224,000
Inerangan National High School	9,606,000	907,000	10,513,000	243,000
Pangapisan Integrated School	5,539,000	742,000	6,281,000	226,000
Polo National High School	7,164,000	728,000	7,892,000	177,000

Division of Batac City	15,178,000	2,286,000	17,464,000	3,208,000

Division Office - Proper	284,000		284,000
City of Batac National High School - Rayuray	1,297,000	634,000	1,931,000
City of Batac National High School Payao	6,639,000	838,000	7,477,000	269,000
Crispina Marcos Valdez National High School	6,958,000	814,000	7,772,000	205,000
Ferdinand E. Marcos Senior High School				1,466,000
Gen. Artemio Ricarte Senior High School				1,268,000

Division of Candon City	42,838,000	4,073,000	46,911,000	1,924,000

Division Office - Proper	756,000		756,000
Candon City High School	6,659,000	817,000	7,476,000	431,000
Candon City Information Technology National High School	9,602,000	949,000	10,551,000	451,000
Dr. Ricardo Gacula Memorial National High School	12,739,000	1,057,000	13,796,000	550,000
Sto. Tomas National High School	13,082,000	1,250,000	14,332,000	492,000

Division of Dagupan City	79,286,000	6,386,000	85,672,000	3,331,000

Division Office - Proper	1,512,000		1,512,000
Carael National High School	22,139,000	1,580,000	23,719,000	794,000
East Central Integrated School	21,563,000	1,813,000	23,376,000	1,050,000
Federico Narag Ceralde Integrated School	15,090,000	1,333,000	16,423,000	761,000

828	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pugaro Integrated School	9,403,000	827,000	10,230,000	396,000
Salapingao National High School	9,579,000	833,000	10,412,000	330,000

Division of Ilocos Norte	191,690,000	23,483,000	215,173,000	10,243,000

Division Office - Proper	3,777,000		3,777,000
Adams National High School	4,869,000	660,000	5,529,000	265,000
Adriano P. Arzadon National High School	6,576,000	675,000	7,251,000	241,000
Bagbag Solsona National High School	14,176,000	1,283,000	15,459,000	776,000
Balaoi Integrated School		345,000	345,000
Banban National High School	9,524,000	1,033,000	10,557,000	413,000
Banna National High School	9,016,000	994,000	10,010,000	459,000
Bingao National High School	14,373,000	1,314,000	15,687,000	1,009,000
Caraitan Integrated School	7,495,000	819,000	8,314,000	451,000
Carasi National High School	5,584,000	657,000	6,241,000	155,000
Currimao National High School	13,429,000	1,262,000	14,691,000	593,000
Dingras National High School & Lt. Edgar Foz Memorial National High School (Barong Campus)		753,000	753,000	256,000
Dingras National High School & Lt. Edgar Foz Memorial National High School (San Marcos Campus)		628,000	628,000	183,000
Dingras National High School & Lt. Edgar Foz Memorial National High School (Sulquian Campus)		540,000	540,000	213,000
Florentino Camaquin Integrated School	10,605,000	1,057,000	11,662,000	1,068,000
Garnaden Integrated School		345,000	345,000
Isic-Isic National High School	5,721,000	561,000	6,282,000	240,000
Lanao National High School	5,038,000	778,000	5,816,000	353,000
Malaguip Integrated School	4,313,000	682,000	4,995,000	238,000
Marcos National High School (Agunit Campus)	3,810,000	706,000	4,516,000	244,000
Marcos National High School (Santiago Campus)	6,590,000	829,000	7,419,000	294,000
Pallas Integrated School	6,359,000	733,000	7,092,000	236,000
Pandan Integrated School	3,215,000	516,000	3,731,000	155,000
Paoay Lake National High School	9,618,000	1,275,000	10,893,000	383,000
Sacritan Integrated School	3,956,000	543,000	4,499,000	155,000
Salpad Integrated School	2,934,000	531,000	3,465,000	155,000
San Marcelino National High School	11,297,000	1,052,000	12,349,000	652,000
Suyo National High School	8,615,000	713,000	9,328,000	252,000
Talugtog Solsona National High School	8,730,000	744,000	9,474,000	312,000
Uguis Integrated School	3,219,000	703,000	3,922,000	155,000
Vintar National High School	8,851,000	752,000	9,603,000	337,000

Division of Ilocos Sur	377,782,000	47,504,000	425,286,000	14,669,000

Division Office - Proper	7,273,000		7,273,000
Ag-agrao National High School	6,352,000	727,000	7,079,000	206,000
Alilem National High School	13,256,000	1,195,000	14,451,000	413,000
Amarao National High School	5,918,000	845,000	6,763,000	322,000
Ambalayat Integrated School	5,828,000	670,000	6,498,000	155,000
Banayoyo National High School	13,212,000	1,180,000	14,392,000	568,000
Bantay National High School	11,114,000	1,094,000	12,208,000	507,000
Bantay West Integrated School	431,000	345,000	776,000
Bantugo-Mission Integrated School	924,000	408,000	1,332,000
Baringcucurong National High School	5,413,000	662,000	6,075,000	178,000
Basug National High School	5,792,000	613,000	6,405,000	155,000
Belen National High School	5,877,000	727,000	6,604,000	209,000
Binacud Integrated School	2,424,000	487,000	2,911,000	155,000
Boguibog Integrated School	431,000	345,000	776,000
Busiing Integrated School	431,000	350,000	781,000
Butac Integrated School	863,000	453,000	1,316,000
Cabittaogan National High School	6,757,000	862,000	7,619,000	195,000
Cabugao Integrated School		335,000	335,000
Caoayan National High School	6,671,000	727,000	7,398,000	155,000
Comillas North Integrated School	3,021,000	590,000	3,611,000	167,000
Dadalaquiten Integrated School	1,726,000	345,000	2,071,000	155,000
Daing Integrated School	863,000	415,000	1,278,000
Dan-ar Integrated School	863,000	385,000	1,248,000
Dili National High School	14,338,000	1,047,000	15,385,000	517,000
Dinaratan National High School	4,095,000	614,000	4,709,000	161,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	829
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
G. del Pilar National High School	6,343,000	701,000	7,044,000	185,000
Galimuyod Integrated School	863,000	485,000	1,348,000
Garitan Integrated School	4,237,000	493,000	4,730,000	155,000
Imelda National High School	4,672,000	601,000	5,273,000	155,000
Kalumsing Integrated School	3,401,000	518,000	3,919,000	155,000
Libtong Integrated School	5,516,000	588,000	6,104,000	170,000
Lidlidda National High School	7,820,000	953,000	8,773,000	365,000
Lipit National High School	9,039,000	839,000	9,878,000	370,000
Lungog Integrated School	5,698,000	686,000	6,384,000	183,000
Mabilbila Integrated School	8,604,000	866,000	9,470,000	327,000
Manzante National High School	4,923,000	634,000	5,557,000	202,000
Nagbukel National High School	12,236,000	1,069,000	13,305,000	327,000
Nagsuputan National High School	4,417,000	634,000	5,051,000	229,000
Nagtablaan National High School	7,566,000	673,000	8,239,000	260,000
Namitpit Integrated School	863,000	443,000	1,306,000
Pagangpang National High School	7,958,000	742,000	8,700,000	178,000
Palali National High School	3,908,000	601,000	4,509,000	243,000
Pangada-Cabaroan Integrated School	431,000	430,000	861,000
Pantay Tamurong National High School	6,038,000	745,000	6,783,000	199,000
Paoc Integrated School	431,000	353,000	784,000
Patong Integrated School		345,000	345,000
Patungcaleo Integrated School	863,000	451,000	1,314,000
Pias Integrated School		335,000	335,000
Pudoc West Integrated School	9,041,000	826,000	9,867,000	365,000
Pug-os National High School, Cabugao	5,808,000	651,000	6,459,000	162,000
Puro National High School (Magsingal)	8,732,000	872,000	9,604,000	391,000
Puro National High School, Caoayan	3,649,000	550,000	4,199,000	236,000
Quirino National High School	9,018,000	957,000	9,975,000	396,000
Rancho National High School	3,963,000	616,000	4,579,000	155,000
Salcedo National High School	13,814,000	1,273,000	15,087,000	761,000
San Emilio National High School	5,863,000	735,000	6,598,000	355,000
San Esteban National High School	14,863,000	1,299,000	16,162,000	495,000
San Pedro National High School	5,230,000	690,000	5,920,000	163,000
San Sebastian National High School	4,849,000	678,000	5,527,000	199,000
San Vicente Integrated School	8,970,000	1,086,000	10,056,000	487,000
Santa National High School	863,000	733,000	1,596,000	155,000
Santiago National High School	14,984,000	1,523,000	16,507,000	1,012,000
Sigay National High School	3,389,000	566,000	3,955,000	183,000
Silag-Pacang Integrated School		335,000	335,000
Sisim National High School	6,776,000	812,000	7,588,000	307,000
Solotsolot National High School	8,347,000	714,000	9,061,000	292,000
Sto. Domingo Integrated School	431,000	421,000	852,000
Sugpon National High School	7,739,000	824,000	8,563,000	218,000
Sulvec Integrated School	3,878,000	507,000	4,385,000	155,000
Tagudin Integrated School	431,000	403,000	834,000
Tay-ac National High School	7,444,000	827,000	8,271,000	261,000

Division of La Union	503,741,000	58,011,000	561,752,000	20,938,000

Division Office - Proper	9,352,000		9,352,000
Agoo National Vocational High School	4,347,000	711,000	5,058,000	157,000
Amlang-Nagtagaan National High School	7,631,000	859,000	8,490,000	276,000
Anduyan National High School	10,422,000	866,000	11,288,000	314,000
Aringay Senior High School				657,000
Baay Integrated School	5,393,000	604,000	5,997,000	155,000
Baccuit National High School	12,422,000	1,029,000	13,451,000	261,000
Bail National High School	7,790,000	824,000	8,614,000	243,000
Balbalayang National High School	8,695,000	723,000	9,418,000	316,000
Ballay National High School	4,079,000	578,000	4,657,000
Basca National High School	2,947,000	612,000	3,559,000	155,000
Bawanta National High School	7,470,000	724,000	8,194,000	332,000
Bay-o Integrated School	1,303,000	468,000	1,771,000
Bitalag Integrated School	3,867,000	708,000	4,575,000	157,000
Bucayab Integrated School		345,000	345,000
Bungol National High School	7,314,000	655,000	7,969,000	176,000
Bungro-Sucoc Integrated School	2,808,000	509,000	3,317,000	155,000

830	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Burgos National High School	14,659,000	1,138,000	15,797,000	368,000
Butubut National High School	7,171,000	678,000	7,849,000	221,000
Caba National High School (Poblacion Norte National High School)	17,246,000	1,463,000	18,709,000	895,000
Cabaritan Sur Integrated School	866,000	414,000	1,280,000
Cabaruan Integrated School	3,742,000	545,000	4,287,000	155,000
Cambaly National High School	4,826,000	679,000	5,505,000	155,000
Canbarbusuy National High School	4,257,000	615,000	4,872,000	181,000
Capas Integrated School	4,822,000	543,000	5,365,000	155,000
Casacristo National High School	5,891,000	876,000	6,767,000	327,000
Casilagan Integrated School	7,101,000	519,000	7,620,000	353,000
Casilagan-Naguilian Integrated School	924,000	397,000	1,321,000
Corrooy National High School	7,682,000	813,000	8,495,000	302,000
Cubal Integrated School	863,000	424,000	1,287,000
Cuenca National High School	4,292,000	628,000	4,920,000	155,000
Cupang Integrated School	1,357,000	425,000	1,782,000
Dagup Integrated School	8,600,000	833,000	9,433,000	162,000
Daramuangan Integrated School	6,109,000	529,000	6,638,000	155,000
Delles Integrated School		345,000	345,000
DMMMSU National High School (Alipang)	2,873,000	656,000	3,529,000	198,000
Don Rufino Olarte Memorial National High School (Lloren National High School)	7,363,000	783,000	8,146,000	243,000
Dr. Manuel T. Cases, Sr. National High School	13,004,000	1,043,000	14,047,000	512,000
Dulao Integrated School	1,303,000	547,000	1,850,000
Duplas National High School	4,256,000	563,000	4,819,000	171,000
Eastern Naguilian National High School	7,955,000	835,000	8,790,000	155,000
Eulogio Clarence de Guzman Junior Memorial National Vocational High School	6,903,000	679,000	7,582,000	340,000
Halog West National High School	3,508,000	608,000	4,116,000
La Union Special School for Culture and Arts	2,794,000	402,000	3,196,000
Lacong Integrated School	431,000	345,000	776,000
Leones National High School	7,376,000	821,000	8,197,000	294,000
Libtong Integrated School	4,437,000	556,000	4,993,000	155,000
Lipay Integrated School	6,086,000	755,000	6,841,000	160,000
Liquicia Integrated School	4,467,000	505,000	4,972,000	155,000
Luna National Vocational High School	6,688,000	708,000	7,396,000	347,000
Luzong Sur Integrated School	1,294,000	471,000	1,765,000
Manga Community High School	5,699,000	631,000	6,330,000	224,000
Maoasoas National High School	7,374,000	800,000	8,174,000	155,000
Mindoro Integrated School	3,725,000	625,000	4,350,000	165,000
Naguilian Senior High School				1,251,000
Nayba Integrated School	431,000	345,000	776,000
Northern Naguilian National High School (Gusing National High School)	13,128,000	938,000	14,066,000	228,000
Oanari National High School	13,589,000	1,115,000	14,704,000	307,000
Old Sudipen National High School	6,755,000	678,000	7,433,000	162,000
Paraoir National High School	10,432,000	890,000	11,322,000	307,000
Parasapas National High School	7,717,000	703,000	8,420,000	391,000
Paratong Integrated School		345,000	345,000
Parian Este Integrated School	1,726,000	394,000	2,120,000
Paringao National High School	10,791,000	959,000	11,750,000	403,000
Pugo Central National High School	16,332,000	1,569,000	17,901,000	905,000
Quirino Integrated School		345,000	345,000
Rimos National High School	4,040,000	711,000	4,751,000	256,000
San Francisco National High School	6,264,000	794,000	7,058,000	243,000
San Gabriel Senior High School				865,000
San Gregorio National High School	6,470,000	699,000	7,169,000	211,000
San Jose National High School	7,518,000	891,000	8,409,000	299,000
San Juan Senior High School				1,393,000
San Julian Integrated School	4,202,000	665,000	4,867,000	155,000
San Luis National High School	6,929,000	775,000	7,704,000	155,000
San Simon Integrated School	2,756,000	443,000	3,199,000
Santiago Sur Integrated School	4,272,000	536,000	4,808,000	155,000
Santol Vocational High School (Santol National High School)	14,286,000	874,000	15,160,000	398,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	831
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Santol Vocational High School (Santol National High School) Lignay Annex		700,000	700,000	287,000
Saytan National High School	4,785,000	706,000	5,491,000	193,000
Sinapangan National High School	7,979,000	697,000	8,676,000	225,000
Southern Naguilian National High School (Magungunay National High School)	8,005,000	693,000	8,698,000	155,000
Sta. Teresa National High School	10,047,000	922,000	10,969,000	276,000
Sudipen Vocational High School	8,382,000	793,000	9,175,000	383,000
Suguidan Integrated School	2,858,000	391,000	3,249,000
Suyo National High School	7,442,000	820,000	8,262,000	287,000
Tagudtod National High School	7,299,000	768,000	8,067,000	273,000
Tanglag National High School	7,720,000	752,000	8,472,000	251,000
Upper Tumapoc National High School	1,005,000	679,000	1,684,000	157,000
Wenceslao National High School	6,797,000	664,000	7,461,000	155,000
Zaragosa Integrated School		345,000	345,000

Division of Laoag City	12,185,000	3,265,000	15,450,000	923,000

Division Office - Proper	284,000		284,000
Balatong Integrated School	6,976,000	1,110,000	8,086,000	545,000
Buttong Integrated School		470,000	470,000
Caaoacan High School	4,062,000	555,000	4,617,000	223,000
Rodolfo CG. Fariñas, Jr. National Science High School		507,000	507,000
San Mateo Integrated School	863,000	623,000	1,486,000	155,000

Division of Pangasinan I	995,894,000	91,763,000	1,087,657,000	39,968,000

Division Office - Proper	18,235,000		18,235,000
A.P. Guevara Integrated School	7,528,000	819,000	8,347,000	226,000
Abagatanen Integrated School	4,123,000	503,000	4,626,000	155,000
Aguilar Integrated School	21,856,000	2,032,000	23,888,000	1,600,000
Aliaga High School	7,050,000	781,000	7,831,000	360,000
Ambayat Integrated School	4,630,000	527,000	5,157,000	155,000
Anda Integrated School	4,459,000	706,000	5,165,000	287,000
Arnedo National High School	9,875,000	742,000	10,617,000	218,000
Awag Integrated School	3,161,000	485,000	3,646,000
Bacnit Integrated School	6,221,000	640,000	6,861,000	180,000
Balangay National High School	9,556,000	838,000	10,394,000	266,000
Baloling National High School	5,709,000	666,000	6,375,000	155,000
Banaoang National High School	14,767,000	1,081,000	15,848,000	314,000
Bani East Integrated School	12,817,000	1,327,000	14,144,000	756,000
Banog Sur National High School	4,324,000	587,000	4,911,000	194,000
Barlo Integrated School	3,286,000	525,000	3,811,000	183,000
Bayambang National High School (Infanta)	8,198,000	865,000	9,063,000	276,000
Bayaoas Integrated School	15,205,000	1,300,000	16,505,000	533,000
Bayoyong National High School	4,012,000	622,000	4,634,000	160,000
Beleng National High School	7,512,000	774,000	8,286,000	383,000
Bocboc East National High School	12,507,000	1,023,000	13,530,000	345,000
Bogtong National High School	9,160,000	880,000	10,040,000	266,000
Bolinao Integrated School	21,438,000	2,003,000	23,441,000	2,242,000
Botao National High School	13,147,000	1,012,000	14,159,000	469,000
Buenlag National High School	14,703,000	1,163,000	15,866,000	398,000
Bugallon Integrated School	38,297,000	2,808,000	41,105,000	2,140,000
Cabanaetan National High School	3,935,000	610,000	4,545,000	181,000
Cabayaoasan National High School	11,130,000	977,000	12,107,000	586,000
Cabungan National High School	7,709,000	725,000	8,434,000	261,000
Calbeg National High School	9,723,000	753,000	10,476,000	325,000
Canan National High School	10,426,000	879,000	11,305,000	378,000
Carot National High School	7,682,000	824,000	8,506,000	304,000
Catalino D. Cerezo National High School	6,108,000	782,000	6,890,000	322,000
Cato National High School	13,942,000	1,033,000	14,975,000	358,000
Catubig Integrated School	5,272,000	612,000	5,884,000	223,000
Catuday National High School	5,535,000	724,000	6,259,000	317,000
Clemente Cristobal National High School	5,794,000	640,000	6,434,000	231,000
Dalanguiring Integrated School	9,896,000	885,000	10,781,000	155,000
Dalupang Integrated School		335,000	335,000
Dasol Integrated School	6,516,000	1,080,000	7,596,000	533,000

832	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
De Guzman Integrated School		335,000	335,000
Dewey National High School	7,816,000	734,000	8,550,000	192,000
Domalandan Center Integrated School	14,394,000	1,133,000	15,527,000	459,000
Domingo P. Boquiren National High School	8,976,000	763,000	9,739,000	162,000
Don Gaudencio B. Dumlao National High School	7,019,000	740,000	7,759,000	175,000
Don Pedro National High School	10,187,000	892,000	11,079,000	307,000
Doyong Malabago National High School	22,278,000	1,427,000	23,705,000	1,002,000
Galarin National High School	12,896,000	1,129,000	14,025,000	312,000
Garrita National High School	8,035,000	686,000	8,721,000	239,000
Gayusan Integrated School	5,290,000	650,000	5,940,000	155,000
Hermosa National High School	10,275,000	945,000	11,220,000	360,000
Ilog Malino National High School	6,326,000	778,000	7,104,000	261,000
Infanta Integrated School	15,101,000	1,576,000	16,677,000	1,078,000
Jose Rivera Bonsay National High School	12,875,000	1,181,000	14,056,000	609,000
Lareg-Lareg National High School	5,816,000	667,000	6,483,000	205,000
Liwa-Liwa Integrated School	4,740,000	523,000	5,263,000	178,000
Lokeb Norte National High School	7,592,000	729,000	8,321,000	271,000
Lokeb Sur National High School	17,867,000	1,228,000	19,095,000	690,000
Luciente II National High School	8,770,000	733,000	9,503,000	281,000
Lunec National High School	7,606,000	833,000	8,439,000	320,000
Mabulitec Integrated School	7,910,000	641,000	8,551,000	289,000
Macaleeng National High School	6,576,000	793,000	7,369,000	292,000
Magalong National High School	9,193,000	789,000	9,982,000	294,000
Malawa Integrated School	8,300,000	611,000	8,911,000	190,000
Malimpin National High School	7,005,000	646,000	7,651,000	232,000
Mapita Integrated School	2,289,000	444,000	2,733,000	155,000
Matic-Matic National High School	10,626,000	1,004,000	11,630,000	517,000
Minien National High School	13,475,000	996,000	14,471,000	396,000
Moises Rebamontan National High School	12,282,000	1,087,000	13,369,000	525,000
Naguilayan National High School	3,950,000	554,000	4,504,000	200,000
Nalsian Tomling National High School	17,774,000	1,213,000	18,987,000	659,000
Nancapian National High School	4,536,000	571,000	5,107,000	214,000
Olo National High School	7,217,000	837,000	8,054,000	314,000
Paitan Integrated School	10,126,000	1,052,000	11,178,000	527,000
Palapar National High School	7,831,000	745,000	8,576,000	284,000
Pangascasan Integrated School	11,259,000	933,000	12,192,000	484,000
Pita Integrated School		443,000	443,000	155,000
Portic Integrated School	4,934,000	558,000	5,492,000	155,000
Primicias National High School	8,209,000	782,000	8,991,000	182,000
Quetegan National High School	9,279,000	908,000	10,187,000	522,000
Quinaoayanan National High School	7,685,000	681,000	8,366,000	193,000
Ramon Magsaysay Integrated School	5,321,000	659,000	5,980,000	155,000
Ranao National High School	9,701,000	809,000	10,510,000	393,000
Ranom Iloco National High School	5,798,000	782,000	6,580,000	284,000
Real National High School	15,631,000	1,187,000	16,818,000	464,000
Sampaloc National High School	10,698,000	929,000	11,627,000	411,000
San Jose National High School, Anda	12,952,000	1,079,000	14,031,000	456,000
San Julian National High School	10,202,000	887,000	11,089,000	426,000
San Miguel National High School, Bani	6,555,000	683,000	7,238,000	223,000
Sanlibo National High School	11,712,000	918,000	12,630,000	406,000
Sapa Grande Integrated School	3,899,000	497,000	4,396,000	155,000
Siapar Integrated School	2,662,000	457,000	3,119,000	155,000
Sioasio Integrated School		452,000	452,000
Tagudin National High School	17,119,000	1,540,000	18,659,000	824,000
Talospatang National High School	15,828,000	1,092,000	16,920,000	500,000
Tambobong National High School	11,252,000	993,000	12,245,000	380,000
Tampac Integrated School	3,283,000	570,000	3,853,000	155,000
Tanolong National High School	10,443,000	905,000	11,348,000	421,000
Tiep National High School	8,136,000	778,000	8,914,000	325,000
Tobor National High School	7,200,000	757,000	7,957,000	287,000
Tondol National High School	9,705,000	840,000	10,545,000	342,000
Torres National High School	11,738,000	923,000	12,661,000	198,000
Tuliao National High School	13,581,000	933,000	14,514,000	413,000
Tupa Integrated School	6,572,000	554,000	7,126,000	231,000
Urbiztondo Integrated School	36,147,000	3,001,000	39,148,000	1,894,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	833
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

Division of Pangasinan II	683,821,000	67,674,000	751,495,000	23,555,000

Division Office - Proper	11,998,000		11,998,000
Alibeng National High School	5,730,000	684,000	6,414,000	156,000
Amagbagan National High School	8,376,000	664,000	9,040,000	155,000
Ambalangan-Dalin National High School	6,496,000	665,000	7,161,000	237,000
Anonang National High School	13,853,000	1,044,000	14,897,000	593,000
Ariston Bantog National High School	14,285,000	979,000	15,264,000	370,000
Atainan-Caranglaan Integrated School	924,000	380,000	1,304,000
Baguinay National High School	7,759,000	596,000	8,355,000	191,000
Baluyot National High School	6,803,000	722,000	7,525,000	260,000
Bantay Insik Integrated School	4,040,000	541,000	4,581,000	155,000
Baracbac National High School	8,336,000	728,000	9,064,000	241,000
Barangobong National High School	8,152,000	653,000	8,805,000	189,000
Batasan National High School	6,633,000	728,000	7,361,000	155,000
Bersamin Agro-Industrial High School	11,590,000	1,033,000	12,623,000	223,000
Binday National High School	10,039,000	779,000	10,818,000	226,000
Bugayong Integrated School	7,960,000	649,000	8,609,000	155,000
Bulaoen East National High School	7,537,000	684,000	8,221,000	242,000
Cabalitian National High School	4,898,000	595,000	5,493,000	204,000
Cabanbanan National High School	15,194,000	1,041,000	16,235,000	794,000
Cacabugaoan National High School	3,442,000	515,000	3,957,000	155,000
Calepaan Integrated School	2,598,000	445,000	3,043,000	155,000
Calmay Integrated School	4,754,000	524,000	5,278,000	155,000
Caloscaoayan National High School	16,686,000	1,369,000	18,055,000	639,000
Canarvacanan National High School	4,029,000	604,000	4,633,000	155,000
Capulaan National High School	7,900,000	707,000	8,607,000	271,000
Carusucan Norte National High School	7,249,000	675,000	7,924,000	216,000
Carusucan Sur National High School	7,020,000	669,000	7,689,000	216,000
Castusu Integrated School	3,408,000	574,000	3,982,000	155,000
Dalumpinas National High School	6,783,000	577,000	7,360,000	172,000
Dilan Integrated School	6,843,000	658,000	7,501,000	208,000
Don Amadeo Perez, Sr. National High School	7,426,000	698,000	8,124,000	196,000
Don Benito Agro-Industrial High School	8,035,000	777,000	8,812,000	203,000
Don Maximo G. Gombio Panaga-Tabao Integrated School	3,477,000	506,000	3,983,000	155,000
Don Robert Estrella, Sr. National High School	3,289,000	554,000	3,843,000	163,000
Don Valentin Torres Integrated School	3,844,000	541,000	4,385,000	155,000
Dungon Integrated School	4,013,000	496,000	4,509,000	155,000
Esmeralda Integrated School		345,000	345,000
Esperanza National High School	3,927,000	560,000	4,487,000	183,000
Eugenio Perez National High School	6,946,000	663,000	7,609,000	208,000
Flores Integrated School	14,772,000	1,143,000	15,915,000	614,000
Flores National High School	7,694,000	696,000	8,390,000	227,000
Gualsic Integrated School	863,000	345,000	1,208,000
Gueguesangen Integrated School	8,242,000	921,000	9,163,000	487,000
La Paz National High School	18,107,000	1,156,000	19,263,000	619,000
Labayug National High School	9,235,000	854,000	10,089,000	401,000
Lagasit National High School	7,009,000	892,000	7,901,000	163,000
Linmansangan Integrated School		345,000	345,000
Lipit National High School	7,742,000	751,000	8,493,000	218,000
Lumayao Integrated School	5,029,000	722,000	5,751,000	320,000
Macayo Integrated School	5,633,000	560,000	6,193,000	210,000
Malico National High School	3,930,000	551,000	4,481,000	155,000
Mangaldan Integrated School	15,195,000	1,226,000	16,421,000	464,000
Maseil-seil National High School	7,140,000	734,000	7,874,000	274,000
Nama National High School	7,623,000	772,000	8,395,000	249,000
Nantangalan National High School	11,129,000	963,000	12,092,000	350,000
Palguyod National High School	8,032,000	835,000	8,867,000	211,000
Panganiban National High School	9,029,000	774,000	9,803,000	238,000
Pangaoan Integrated School		345,000	345,000
Piaz National High School	10,088,000	871,000	10,959,000	388,000
Pindangan National High School, Sison	9,097,000	693,000	9,790,000	155,000
Pinmilapil National High School	7,357,000	756,000	8,113,000	155,000
Prado National High School	8,644,000	715,000	9,359,000	276,000
Rajal Angayan National High School	10,282,000	959,000	11,241,000	373,000
Robert Estrella National High School	12,252,000	962,000	13,214,000	401,000

834	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Rosario National High School	6,900,000	733,000	7,633,000	195,000
Saguitlang Integrated School	863,000	345,000	1,208,000
Salud-San Eugenio National High School	4,980,000	651,000	5,631,000	260,000
San Antonio National High School	7,961,000	1,055,000	9,016,000	327,000
San Aurelio National High School	8,329,000	827,000	9,156,000	251,000
San Fabian Integrated School	10,991,000	833,000	11,824,000	444,000
San Felipe Integrated School	5,911,000	717,000	6,628,000	347,000
San Felipe National High School	11,308,000	948,000	12,256,000	383,000
San Isidro National High School	7,636,000	537,000	8,173,000	208,000
San Juan National High School	7,260,000	680,000	7,940,000	168,000
San Leon National High School	7,125,000	821,000	7,946,000	216,000
San Luis National High School	13,397,000	870,000	14,267,000	302,000
San Macario National High School	4,228,000	659,000	4,887,000	244,000
San Miguel National High School	4,712,000	626,000	5,338,000	236,000
San Pedro Apartado National High School	9,138,000	896,000	10,034,000	474,000
San Rafael National High School	5,938,000	676,000	6,614,000	200,000
San Roque Integrated School		345,000	345,000
San Vicente Integrated School	1,307,000	546,000	1,853,000
San Vicente West Integrated School	2,925,000	433,000	3,358,000	155,000
Sison Central Integrated School	9,188,000	969,000	10,157,000	441,000
Sta. Catalina Integrated School		347,000	347,000
Sta. Cruz Integrated School	3,663,000	680,000	4,343,000	208,000
Sta. Maria East Integrated School	16,076,000	1,874,000	17,950,000	1,466,000
Sta. Maria National High School, Binalonan	10,678,000	799,000	11,477,000	218,000
Sta. Maria National High School, San Nicolas	9,452,000	763,000	10,215,000	276,000
Sto. Domingo National High School	8,334,000	768,000	9,102,000	398,000
Sto. Tomas National High School	8,003,000	705,000	8,708,000	176,000
Sumabnit National High School	7,570,000	676,000	8,246,000	190,000
Tombod Integrated School	5,162,000	568,000	5,730,000	155,000
Unzad National High School	8,390,000	819,000	9,209,000	208,000
Vacante Integrated School		345,000	345,000

Division of San Carlos City	159,770,000	14,648,000	174,418,000	5,495,000

Division Office - Proper	2,927,000		2,927,000
Agdao Integrated School	12,661,000	1,257,000	13,918,000	347,000
Bacnar National High School	12,799,000	1,036,000	13,835,000	383,000
Bolingit National High School	10,013,000	871,000	10,884,000	312,000
Candido Marcellano Integrated School	5,309,000	775,000	6,084,000	155,000
Cobol National High School	8,032,000	819,000	8,851,000	243,000
Coliling National High School	12,207,000	1,112,000	13,319,000	487,000
Doyong National High School	14,383,000	1,237,000	15,620,000	530,000
Guelew Integrated School	8,252,000	916,000	9,168,000	297,000
Libas National High School	9,962,000	902,000	10,864,000	337,000
Lilimasan National High School	6,975,000	717,000	7,692,000	197,000
Mabalbalino National High School	12,749,000	1,127,000	13,876,000	563,000
Malacañang National High School	11,402,000	925,000	12,327,000	365,000
Salinap National High School	12,466,000	985,000	13,451,000	330,000
Tamayo National High School	9,654,000	945,000	10,599,000	500,000
Tarece Integrated School	9,979,000	1,024,000	11,003,000	449,000

Division of San Fernando City	54,362,000	8,592,000	62,954,000	2,861,000

Division Office - Proper	1,040,000		1,040,000
Bangbangolan National High School	4,896,000	638,000	5,534,000	177,000
Dr. Quintin Balcita, Sr. National High School	8,527,000	798,000	9,325,000	289,000
La Union National High School - Sacyud Annex	2,377,000	591,000	2,968,000	155,000
Lingsat Integrated School	2,592,000	1,379,000	3,971,000	702,000
Nagyubuyuban Integrated School		397,000	397,000	155,000
Pagudpud Integrated School	872,000	641,000	1,513,000	155,000
Pao National High School	3,324,000	552,000	3,876,000	155,000
San Fernando City National Vocational High School	6,289,000	922,000	7,211,000
San Fernando City SPED Integrated High School	2,916,000	422,000	3,338,000	155,000
San Fernando South Central Integrated School	21,037,000	1,843,000	22,880,000	763,000
Sibuan-Otong Integrated School	492,000	409,000	901,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	835
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

Division of Urdaneta City	151,772,000	14,361,000	166,133,000	4,316,000

Division Office - Proper	2,643,000		2,643,000
Anonas National High School	11,561,000	909,000	12,470,000	160,000
Bactad East National High School	6,290,000	629,000	6,919,000	160,000
Cabaruan National High School	13,627,000	911,000	14,538,000	398,000
Cabuloan National High School	8,741,000	832,000	9,573,000	226,000
Calegu Integrated School	1,851,000	431,000	2,282,000	155,000
Camabu National High School	6,911,000	787,000	7,698,000	155,000
Camantiles National High School	11,166,000	959,000	12,125,000	411,000
Casabula National High School	4,814,000	624,000	5,438,000	166,000
Catablan Integrated School	9,107,000	736,000	9,843,000	292,000
Cayambanan National High School	10,128,000	887,000	11,015,000	309,000
Don Alipio Fernandez, Sr. Integrated School	4,717,000	593,000	5,310,000	190,000
Don Antonio Bongolan Memorial High School	11,620,000	803,000	12,423,000	307,000
Labit National High School	8,327,000	847,000	9,174,000	193,000
Mariano Q. Umipig National High School	10,794,000	905,000	11,699,000	246,000
Nancalobasaan National High School	9,272,000	748,000	10,020,000	167,000
Nancalobasaan Riverside Integrated School		335,000	335,000
Palina West National High School	6,842,000	683,000	7,525,000	251,000
Pedro T. Orata National High School	8,991,000	842,000	9,833,000	375,000
San Jose Leet Integrated School	4,370,000	565,000	4,935,000	155,000
Tulong Integrated School		335,000	335,000

Division of Vigan City	22,048,000	2,462,000	24,510,000	672,000

Division Office - Proper	378,000		378,000
Pantay Integrated School		345,000	345,000
Vigan National High School East	14,577,000	1,361,000	15,938,000	474,000
Vigan National High School West	7,093,000	756,000	7,849,000	198,000

Cordillera Administrative Region (CAR)	1,642,245,000	211,760,000	1,854,005,000	61,712,000

Division of Abra	228,529,000	29,012,000	257,541,000	9,366,000

Division Office - Proper	4,061,000		4,061,000
Abas National High School	4,404,000	574,000	4,978,000	227,000
Abra High School - Calot Extension		584,000	584,000	187,000
Alfredo D. Bersamina National High School		665,000	665,000	204,000
An-Anaao Integrated School	1,294,000	568,000	1,862,000	208,000
Baay National High School	7,849,000	654,000	8,503,000	188,000
Ba-i Integrated School	863,000	365,000	1,228,000
Bolbolo National High School	4,944,000	566,000	5,510,000	162,000
Boliney National High School	4,976,000	653,000	5,629,000	275,000
Caganayan National High School	3,709,000	567,000	4,276,000	172,000
Capitan National High School	6,253,000	701,000	6,954,000	195,000
Cayapa National High School	7,288,000	714,000	8,002,000	227,000
Dalit National High School	8,975,000	929,000	9,904,000	322,000
Danac Integrated School	863,000	350,000	1,213,000
Dilong National High School	4,788,000	541,000	5,329,000	187,000
Dugong National High School	7,667,000	776,000	8,443,000	241,000
Gaddani National High School	18,245,000	1,546,000	19,791,000	728,000
La Paz Integrated School	3,481,000	904,000	4,385,000	477,000
Langiden National High School	6,458,000	689,000	7,147,000	238,000
Layugan Integrated School	863,000	460,000	1,323,000
Licuan Integrated School	872,000	454,000	1,326,000
Lul-luno National High School	4,475,000	563,000	5,038,000	156,000
Lumaba Integrated School		351,000	351,000
Luzong National High School	4,756,000	605,000	5,361,000	230,000
Maguyepyep Integrated School	1,303,000	459,000	1,762,000
Marc Ysrael B. Bernos Memorial National High School	17,349,000	1,506,000	18,855,000	832,000
Naglibacan Integrated School	431,000	367,000	798,000
Pangtod National High School	8,667,000	869,000	9,536,000	228,000
Peñarrubia Integrated School	5,521,000	1,052,000	6,573,000	380,000
Pulot National High School	8,851,000	869,000	9,720,000	299,000
Quidaoen National High School	4,934,000	590,000	5,524,000	236,000
Rosalio Eduarte National High School	11,763,000	1,186,000	12,949,000	467,000
San Isidro National High School	8,164,000	916,000	9,080,000	309,000

836	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Quintin National High School	7,947,000	886,000	8,833,000	271,000
Supo National High School	4,644,000	545,000	5,189,000	182,000
Suyo National High School	15,787,000	1,462,000	17,249,000	682,000
Tabangao Integrated School	1,729,000	389,000	2,118,000
Tagodtod National High School	11,295,000	1,178,000	12,473,000	474,000
Tamac Integrated School	863,000	363,000	1,226,000
Tiempo National High School	5,013,000	626,000	5,639,000	181,000
Tineg National High School	6,196,000	608,000	6,804,000	201,000
Tuquib Integrated School	988,000	362,000	1,350,000

Division of Apayao	193,475,000	25,543,000	219,018,000	8,150,000

Division Office - Proper	3,588,000		3,588,000
Allangigan Integrated School		335,000	335,000
Allig National Agricultural and Trade High School	5,044,000	592,000	5,636,000	188,000
Apayao Science High School	6,439,000	674,000	7,113,000	252,000
Bacsay Dagupan National High School	9,406,000	842,000	10,248,000	474,000
Butao Integrated School	1,294,000	363,000	1,657,000
Cadaclan Integrated School	2,219,000	345,000	2,564,000
Calanasan National High School	7,261,000	505,000	7,766,000	280,000
Conner National High School	10,423,000	907,000	11,330,000	370,000
Consuelo National High School	2,315,000	571,000	2,886,000	155,000
Cupis National High School	3,877,000	644,000	4,521,000	162,000
Dagara Integrated School	431,000	421,000	852,000
Gov. Benjamin Leguiab, Sr. Memorial National High School	5,855,000	658,000	6,513,000	245,000
Guina-ang National High School	2,943,000	560,000	3,503,000
Ili National High School	6,344,000	849,000	7,193,000	385,000
Kabugao Agro-Industrial High School	11,314,000	590,000	11,904,000	206,000
Kabugao National High School		619,000	619,000	244,000
Kalliat Integrated School	1,788,000	387,000	2,175,000
Karikitan Integrated School		335,000	335,000
Katablangan Integrated School		335,000	335,000
Luna National High School	11,829,000	1,021,000	12,850,000	517,000
Malama Integrated School		335,000	335,000
Malayugan Integrated School		335,000	335,000
Marag Valley Agricultural and Trade High School	4,778,000	596,000	5,374,000	209,000
Mataguisi Comprehensive High School	5,675,000	746,000	6,421,000	248,000
Mayor Bartolome Serut National Agricultural and Trade High School	4,040,000	542,000	4,582,000
Mayor Guillermo Barsatan Memorial School of Arts and Trade	6,127,000	848,000	6,975,000	228,000
Mayor Ricardo de San Jose, Sr. Comprehensive High School	9,385,000	940,000	10,325,000	403,000
Musimut National High School	2,307,000	560,000	2,867,000
Pio Dalim Memorial School of Arts and Trades	10,894,000	501,000	11,395,000	202,000
Pudtol Vocational High School	12,872,000	1,550,000	14,422,000	1,144,000
Sacpil National High School	1,886,000	530,000	2,416,000
San Francisco National Agricultural and Trade High School	3,460,000	631,000	4,091,000	155,000
San Jose Integrated School	863,000	345,000	1,208,000
Sipa-Imelda National High School	7,955,000	710,000	8,665,000	275,000
Sta. Filomena School of Arts and Trades		487,000	487,000	202,000
Sta. Marcela National High School	11,653,000	1,157,000	12,810,000	654,000
Swan National Agricultural and Trade High School	4,948,000	569,000	5,517,000
Talifugo National High School	6,150,000	720,000	6,870,000	192,000
Tanglagan National High School		564,000	564,000	268,000
Tawit National High School	2,734,000	612,000	3,346,000	203,000
Tumog National Agricultural and Trade High School	5,378,000	712,000	6,090,000	289,000

Division of Baguio City	125,650,000	15,945,000	141,595,000	6,610,000

Division Office - Proper	2,454,000		2,454,000
Baguio City National Science High School	7,715,000	1,128,000	8,843,000	3,015,000
Bakakeng National High School (Baguio City NHS - Bakakeng Annex)	6,415,000	853,000	7,268,000
Dominican-Mirador National High School (Pines City National High School - Dominican Mirador Annex)	5,214,000	707,000	5,921,000
Doña Aurora National High School (Baguio City National High School - Doña Aurora Annex)	12,677,000	1,255,000	13,932,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	837
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Fort Del Pilar National High School		1,428,000	1,428,000	238,000
Happy Hollow National High School (Baguio City National High School - Happy Hollow Annex)	3,812,000	588,000	4,400,000	169,000
Hillside National High School		738,000	738,000
Joaquin Smith National High School	16,991,000	1,205,000	18,196,000	662,000
Lindawan National High School (Baguio City National High School - Lindawan Annex)	4,359,000	736,000	5,095,000	155,000
Pinget National High School (Pines City National High School - Pinsao Extension)	7,776,000	1,099,000	8,875,000	155,000
Pinsao National High School	14,509,000	1,014,000	15,523,000	261,000
Quezon Hill National High School (Pines City National High School - Quezon Hill Annex)	12,488,000	1,440,000	13,928,000	238,000
Rizal National High School (Baguio City National High School - Rizal Annex)	13,143,000	1,578,000	14,721,000	621,000
San Vicente National High School (Baguio City National High School - San Vicente Annex)	10,161,000	1,183,000	11,344,000	408,000
Sto. Tomas National High School (Baguio City National High School - Sto. Tomas Annex)	7,936,000	993,000	8,929,000	533,000

Division of Benguet	321,986,000	46,018,000	368,004,000	13,655,000

Division Office - Proper	6,044,000		6,044,000
Abucot Integrated School	431,000	550,000	981,000	155,000
Adaoay National High School	11,234,000	806,000	12,040,000	416,000
Alno National High School	4,318,000	995,000	5,313,000	213,000
Ambangeg National High School	863,000	800,000	1,663,000	459,000
Ambiong National High School	3,472,000	714,000	4,186,000
Ambuklao National High School	431,000	665,000	1,096,000	231,000
Amlimay Integrated School	3,030,000	469,000	3,499,000
Ampucao National High School	9,170,000	805,000	9,975,000	857,000
Bad-ayan Integrated School	3,030,000	479,000	3,509,000	155,000
Bagu Integrated School		335,000	335,000
Bakun National High School	8,037,000	640,000	8,677,000	183,000
Balili National High School	11,459,000	767,000	12,226,000	332,000
Ballay Integrated School	431,000	432,000	863,000
Bangao National High School	10,536,000	972,000	11,508,000	520,000
Bantic National High School	431,000	612,000	1,043,000	155,000
Bedbed National High School	3,920,000	539,000	4,459,000	181,000
Bineng National High School	2,158,000	672,000	2,830,000	155,000
Binga National High School	5,353,000	584,000	5,937,000	171,000
Boneng Integrated School	1,294,000	373,000	1,667,000
Bulalacao National High School	6,469,000	678,000	7,147,000	234,000
Cabacab National High School		630,000	630,000	182,000
Cabiten National High School	5,740,000	610,000	6,350,000	277,000
Cagui-ing Integrated School		335,000	335,000
Camanpaguey Integrated School	431,000	345,000	776,000
Camp 30 National High School	5,872,000	957,000	6,829,000	294,000
Catlubong National High School	7,050,000	849,000	7,899,000	213,000
Cordillera Regional Science High School	10,468,000	2,000,000	12,468,000	391,000
Daklan National High School	5,974,000	690,000	6,664,000	294,000
Datakan Integrated School	3,472,000	496,000	3,968,000	178,000
Eastern La Trinidad National High School	10,506,000	898,000	11,404,000	609,000
Evelio Javier Memorial National High School	16,616,000	984,000	17,600,000	512,000
Franklin Guy Haight National High School	431,000	600,000	1,031,000
Gaswiling Integrated School		335,000	335,000
Gatawa C. Dontongan Integrated School	3,024,000	440,000	3,464,000
Guinaoang National High School	9,672,000	872,000	10,544,000	479,000
Gumatdang Integrated School	431,000	431,000	862,000
Kabayan Central Integrated School		335,000	335,000
Kapangan Central National High School	11,425,000	996,000	12,421,000	505,000
Kapangan National High School	8,284,000	770,000	9,054,000	289,000
Kayapa National High School		608,000	608,000	203,000
Kiwas Integrated School	1,297,000	384,000	1,681,000
Lam-ayan Integrated School	2,659,000	401,000	3,060,000	155,000

838	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Laurencio Fianza National High School	7,552,000	594,000	8,146,000	294,000
Lengaoan-Waking Integrated School	1,294,000	394,000	1,688,000
Loacan National High School (Alejo M. Pacalso Memorial National High School)	7,324,000	712,000	8,036,000	454,000
Lubo Integrated School	863,000	373,000	1,236,000
Madaymen National High School	6,468,000	796,000	7,264,000	302,000
Manganese Integrated School	3,452,000	425,000	3,877,000
Marcelo Marquez National High School	863,000	613,000	1,476,000	155,000
Miguel Palispis Integrated School	431,000	345,000	776,000
Mocgao Integrated School	431,000	345,000	776,000
Mogao Integrated School	431,000	374,000	805,000
Natubleng National High School		788,000	788,000	264,000
Nawal Integrated School	3,024,000	391,000	3,415,000
Omas Ampaguey Integrated School		465,000	465,000
Palidan Integrated School	1,712,000	461,000	2,173,000
Puguis National High School	3,452,000	706,000	4,158,000
Sablan National High School	11,414,000	1,040,000	12,454,000	391,000
Sagpat Integrated School	3,033,000	448,000	3,481,000
Saguitlang Integrated School	3,465,000	345,000	3,810,000
Sinacbat National High School	431,000	595,000	1,026,000	182,000
Sinipsip National High School	13,989,000	900,000	14,889,000	368,000
Taba-ao Integrated School	863,000	554,000	1,417,000	218,000
Tabio National High School	5,420,000	588,000	6,008,000	241,000
Tacadang Integrated School	3,698,000	464,000	4,162,000	155,000
Taloy Sur National High School	6,856,000	708,000	7,564,000	299,000
Tawangan-Lusod National High School	5,047,000	612,000	5,659,000	162,000
Tocmo Integrated School	863,000	444,000	1,307,000
Trazon S. Fianza, Sr. National High School	5,576,000	573,000	6,149,000	247,000
Tuba Central National High School	12,161,000	1,081,000	13,242,000	393,000
Tublay National Trade High School	5,683,000	690,000	6,373,000	182,000
Twin Peaks National High School (Tuba National High School, Twin Peaks)	10,296,000	903,000	11,199,000	350,000
Virac Integrated School	431,000	438,000	869,000

Division of Ifugao	191,070,000	25,528,000	216,598,000	7,293,000

Division Office - Proper	3,588,000		3,588,000
Aguinaldo National High School	8,942,000	986,000	9,928,000	441,000
Alupapan Integrated School		538,000	538,000	170,000
Asipulo National High School	9,749,000	1,206,000	10,955,000	325,000
Ayangan National Agricultural & Vocational High School	5,359,000	587,000	5,946,000	219,000
Banaue National High School Extension		681,000	681,000	207,000
Bangbang National High School	4,887,000	647,000	5,534,000	160,000
Caba National High School	4,659,000	654,000	5,313,000	155,000
Camandag National High School	4,298,000	673,000	4,971,000	155,000
Caragasan National High School	7,773,000	870,000	8,643,000	180,000
Cudog National High School		661,000	661,000
Danggo National High School	5,466,000	573,000	6,039,000
Eastern Potia National High School	11,053,000	898,000	11,951,000	297,000
Gohang National High School	9,812,000	956,000	10,768,000	223,000
Haliap National High School	10,238,000	953,000	11,191,000	370,000
Hungduan National High School	8,290,000	850,000	9,140,000	155,000
Ifugao Provincial Science High School	7,725,000	799,000	8,524,000	634,000
Ifugao Technical Vocational School		1,106,000	1,106,000	672,000
Itab Integrated School		345,000	345,000
Kalanguya National High School	3,334,000	636,000	3,970,000	221,000
Kiangan National High School	8,412,000	786,000	9,198,000	206,000
Lagawe National High School	6,373,000	693,000	7,066,000
Lawig National High School Extension		580,000	580,000
Mongilit Ligmayo National High School	6,375,000	671,000	7,046,000
Mungayang National High School	1,294,000	557,000	1,851,000
Namulditan Senior High School				662,000
Natcak National High School (Haliap National High School - Ammoweg Annex)	3,442,000	649,000	4,091,000	155,000
Pinto National High School	8,966,000	869,000	9,835,000	281,000
Potia National High School		860,000	860,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	839
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Rufino I. Chungalao Science High School	4,705,000	658,000	5,363,000	210,000
Southern Hingyon National High School	12,988,000	1,109,000	14,097,000
Tinoc National High School	12,019,000	1,148,000	13,167,000	492,000
Tulaed National High School	6,309,000	721,000	7,030,000
Ubao National High School	15,014,000	1,088,000	16,102,000	477,000
Ubao National High School Extension		520,000	520,000	226,000

Division of Kalinga	176,095,000	20,314,000	196,409,000	6,886,000

Division Office - Proper	3,210,000		3,210,000
Allaguia National High School	3,950,000	582,000	4,532,000	226,000
Asibanglan National High School (Kalinga National High School - Asibanglan Annex)	4,403,000	515,000	4,918,000	201,000
Balbalan National High School		615,000	615,000	232,000
Bangad National High School	6,247,000	734,000	6,981,000	240,000
Batong Buhay National High School (Pasil National High School - Batong Buhay Annex)	5,890,000	612,000	6,502,000	157,000
Biga National High School	2,907,000	603,000	3,510,000	188,000
Cal-owan Agricultural and Vocational National High School	7,808,000	792,000	8,600,000	424,000
Camalog National High School	8,916,000	654,000	9,570,000	275,000
Cawagayan National High School	8,684,000	785,000	9,469,000	256,000
Central Pasil National High School (Pasil National High School - Amdalao National High School Annex)	10,820,000	849,000	11,669,000	320,000
Dao-angan Integrated School		338,000	338,000
Eastern Balbalan National High School		563,000	563,000
Kinama National High School	7,302,000	849,000	8,151,000	307,000
Limos National High School	7,738,000	560,000	8,298,000	191,000
Lubuagan National High School	6,901,000	924,000	7,825,000	221,000
Macutay-Palao National High School	11,804,000	1,235,000	13,039,000	652,000
Magtoma Pangol National High School	12,410,000	881,000	13,291,000	218,000
Malagnat National High School	866,000	756,000	1,622,000	403,000
Mananig National High School (Kalinga National High School - Mananig Annex)	4,012,000	557,000	4,569,000
Pasil National High School	7,433,000	690,000	8,123,000	243,000
Santor National High School	2,665,000	692,000	3,357,000	261,000
Senior High School in Lubuagan, Kalinga				668,000
Socbot National High School (Cawagayan National High School - Socbot Annex)	5,824,000	712,000	6,536,000	170,000
Southern Tinglayan National High School	7,641,000	720,000	8,361,000	182,000
Sumadel National High School	8,370,000	640,000	9,010,000	155,000
Taloctoc General Comprehensive National High School (Tanudan Vocational School - Taloctoc Annex)	4,381,000	551,000	4,932,000	155,000
Tanudan National High School	7,569,000	667,000	8,236,000	155,000
Tappo Vocational High School	8,007,000	679,000	8,686,000
Tinglayan National High School	4,418,000	550,000	4,968,000	204,000
Tulgao West Integrated School	2,170,000	397,000	2,567,000
Western Kalinga National High School	3,749,000	612,000	4,361,000	182,000

Division of Mt. Province	295,966,000	33,712,000	329,678,000	6,655,000

Division Office - Proper	5,477,000		5,477,000
Abatan National High School	3,715,000	531,000	4,246,000
Agawa National High School	3,666,000	522,000	4,188,000
Albago National High School	6,690,000	573,000	7,263,000
Am-Am National High School	4,806,000	603,000	5,409,000	158,000
Ankileng National High School	8,166,000	741,000	8,907,000	298,000
Anonat National Agricultural and Vocational High School	4,337,000	599,000	4,936,000	204,000
Bacarri National Trade Agricultural High School - Bunot Extension		518,000	518,000
Bagnen National High School	4,573,000	570,000	5,143,000
Balaoa National High School (Tadian School of Arts and Trades - Balaoa Extension)	3,765,000	512,000	4,277,000
Balugan National High School	4,855,000	551,000	5,406,000
Banao National High School	7,286,000	702,000	7,988,000
Banawel National High School	4,340,000	559,000	4,899,000
Bangaan National High School	8,066,000	867,000	8,933,000
Banguitan National High School	3,779,000	505,000	4,284,000

840	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Bansa National High School	4,776,000	634,000	5,410,000
Barlig National High School	7,261,000	661,000	7,922,000
Belwang National High School	3,464,000	522,000	3,986,000
Besao National High School	4,891,000	597,000	5,488,000	375,000
Betwagan National High School	6,637,000	819,000	7,456,000
Bunga National High School	3,552,000	524,000	4,076,000
Buringal National High School	5,177,000	619,000	5,796,000
Butigue National High School	6,827,000	631,000	7,458,000	558,000
Cagubatan National High School	6,995,000	641,000	7,636,000	195,000
Dacudac National High School	4,265,000	641,000	4,906,000	155,000
Dalican National High School	4,336,000	548,000	4,884,000
Data National High School	4,256,000	526,000	4,782,000
Guinaang National High School	6,107,000	543,000	6,650,000
Kadaclan National High School	5,488,000	691,000	6,179,000	155,000
Leseb National High School	4,381,000	533,000	4,914,000
Lias National High School	3,810,000	508,000	4,318,000
Lubon National High School	9,479,000	713,000	10,192,000	155,000
Mabaay National High School	9,728,000	637,000	10,365,000	310,000
Mabalite National High School	1,294,000	499,000	1,793,000
Mainit National High School	1,294,000	520,000	1,814,000
Masla National High School	7,155,000	620,000	7,775,000	262,000
Mayag National High School	2,622,000	524,000	3,146,000
Mt. Data National High School	11,179,000	999,000	12,178,000	675,000
Namatec National High School	4,739,000	573,000	5,312,000
Natonin Senior High School				989,000
Otucan-Bila National High School	7,503,000	711,000	8,214,000	313,000
Palitod National High School	5,820,000	792,000	6,612,000	155,000
Pingad National High School	8,449,000	882,000	9,331,000	525,000
Sabangan National High School	7,405,000	725,000	8,130,000	201,000
Saclit National High School	3,730,000	535,000	4,265,000
Sadanga National Technical-Vocational and Skills Training High School	7,829,000	805,000	8,634,000	302,000
Sagada National High School	7,491,000	751,000	8,242,000	515,000
Saliok National Technical-Vocational and Skills Training High School	4,112,000	574,000	4,686,000
San Rafael National High School	6,398,000	697,000	7,095,000
Sta. Isabel National High School	5,018,000	606,000	5,624,000
Subaba National High School	3,693,000	576,000	4,269,000
Talubin National High School	4,829,000	508,000	5,337,000
Tamboan National High School	3,734,000	515,000	4,249,000
Tapapan National High School	6,243,000	765,000	7,008,000	155,000
Tipunan National High School	6,973,000	697,000	7,670,000
Tocucan National High School	3,505,000	497,000	4,002,000

Division of Tabuk City	109,474,000	15,688,000	125,162,000	3,097,000

Division Office - Proper	1,985,000		1,985,000
Agbannawag National High School	21,450,000	2,030,000	23,480,000	1,255,000
Amlao Integrated School	1,294,000	345,000	1,639,000
Appas Integrated School	431,000	442,000	873,000
Bado Dangwa National High School (Tuga National High School - Bado Dangwa Annex)	7,824,000	834,000	8,658,000	307,000
Balawag National High School	5,454,000	708,000	6,162,000	238,000
Balong National High School (Tabuk National High School - Balong Annex)	6,746,000	755,000	7,501,000	172,000
Bantay National High School	2,841,000	585,000	3,426,000
Bulo National High School (Sumadel National High School - Bulo Annex)	6,304,000	681,000	6,985,000	163,000
Calaccad National High School	7,759,000	690,000	8,449,000
Cudal National High School	6,450,000	775,000	7,225,000	279,000
Dilag Integrated School	4,521,000	634,000	5,155,000	249,000
Dupag National High School		545,000	545,000
Eastern Kalinga National High School	5,838,000	578,000	6,416,000
Guilayon Integrated School	863,000	345,000	1,208,000
Ipil Integrated School		335,000	335,000
Lacnog Integrated School	431,000	398,000	829,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	841
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Laya Integrated School	863,000	488,000	1,351,000
Maledda Integrated School	863,000	487,000	1,350,000
Nambaran Agro-Industrial National High School (Nambaran National High School)	6,400,000	879,000	7,279,000	200,000
Nambucayan National High School	4,921,000	581,000	5,502,000
Naneng National High School	6,982,000	641,000	7,623,000
New Tanglag National High School	6,234,000	784,000	7,018,000	234,000
San Pablo Integrated School	863,000	428,000	1,291,000
Southern Tabuk Integrated School	863,000	375,000	1,238,000
Toppan Integrated School	1,294,000	345,000	1,639,000

Region II - Cagayan Valley	2,767,529,000	308,932,000	3,076,461,000	150,366,000

Division of Batanes	33,851,000	3,481,000	37,332,000	821,000

Division Office - Proper	567,000		567,000
Batanes General Comprehensive High School (BPC-Uyugan High School)	5,686,000	591,000	6,277,000	155,000
Itbud Integrated School	5,375,000	584,000	5,959,000	155,000
Ivana National High School	9,132,000	749,000	9,881,000	155,000
Mahatao National High School	9,160,000	723,000	9,883,000	201,000
Raele Integrated School	3,491,000	489,000	3,980,000	155,000
Valugan Integrated School	440,000	345,000	785,000

Division of Cagayan	1,136,275,000	109,423,000	1,245,698,000	57,288,000

Division Office - Proper	20,030,000		20,030,000
Afusing National High School	14,422,000	1,230,000	15,652,000	614,000
Alig Valley National High School	6,782,000	592,000	7,374,000	253,000
Amulung National High School - Baculud Extension	937,000	763,000	1,700,000	251,000
Andarayan National High School	33,665,000	2,209,000	35,874,000	1,765,000
Aparri East National High School	31,223,000	2,198,000	33,421,000	2,021,000
Asassi Integrated School		335,000	335,000
Awallan Integrated School		335,000	335,000
Babuyan Claro Integrated School	4,784,000	544,000	5,328,000	155,000
Baggao National Agricultural School - Sta. Margarita Annex	9,361,000	1,353,000	10,714,000	918,000
Baggao National High School	34,943,000	2,272,000	37,215,000	1,902,000
Baggao National High School - Agaman Annex	9,821,000	935,000	10,756,000	426,000
Baggao National School of Arts and Trades	20,894,000	1,735,000	22,629,000	1,058,000
Ballesteros National High School	44,333,000	3,985,000	48,318,000	2,774,000
Bangag Integrated School		351,000	351,000
Banua-Pilid Integrated School		345,000	345,000
Baua National High School	15,546,000	1,177,000	16,723,000	832,000
Bayabat National High School	12,489,000	790,000	13,279,000	327,000
Bayabat National High School - La Suerte Extension	1,943,000	726,000	2,669,000	233,000
Baybayog National High School	23,718,000	1,874,000	25,592,000	1,468,000
Bidduang National High School	9,897,000	873,000	10,770,000	322,000
Bural Integrated School	2,158,000	445,000	2,603,000	155,000
Cabatacan High School	13,353,000	1,004,000	14,357,000	540,000
Cabatacan High School - Nabannagan Annex	8,924,000	869,000	9,793,000	259,000
Cabbo National High School	14,968,000	1,196,000	16,164,000	690,000
Cabiraoan National High School	6,001,000	712,000	6,713,000	223,000
Calaoagan Dackel National High School	34,329,000	1,781,000	36,110,000	1,212,000
Calaoagan Dackel National High School - Capissayan Annex		1,192,000	1,192,000	609,000
Calayan High School	21,262,000	1,300,000	22,562,000	776,000
Calayan High School - Dibay Extension	2,319,000	612,000	2,931,000
Calayan High School - Dilam Extension		600,000	600,000
Calayan High School Annex (Camiguin)	3,943,000	693,000	4,636,000
Callao Norte High School	8,225,000	690,000	8,915,000	177,000
Caridad B. Trinidad National High School	7,339,000	835,000	8,174,000	314,000
Casambalangan National High School (Sta. Ana High School)	11,563,000	954,000	12,517,000	515,000
Cataratan Integrated School	3,878,000	514,000	4,392,000	155,000
Catotoran Integrated School	1,481,000	651,000	2,132,000	345,000
Claveria National High School	4,490,000	561,000	5,051,000	228,000
Cordova National High School	18,642,000	1,336,000	19,978,000	814,000
Dadda National High School	7,059,000	743,000	7,802,000	332,000

842	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Dassun National High School	12,592,000	1,015,000	13,607,000	477,000
David M. Puzon Memorial National High School	16,461,000	1,437,000	17,898,000	987,000
Don Mariano Marcos High School	20,292,000	1,384,000	21,676,000	918,000
Don Severino Paglilauan High School (Nannarian National High School)	18,726,000	1,247,000	19,973,000	806,000
Dungao Integrated School	2,650,000	520,000	3,170,000	155,000
Felipe Tuzon Agricultural High School	4,604,000	596,000	5,200,000	209,000
Fuga Island Integrated School		454,000	454,000
Gabut Integrated School		335,000	335,000
Gadu National High School	29,836,000	1,969,000	31,805,000	1,212,000
Gadu National High School - Nangalisan Extension	10,491,000	1,541,000	12,032,000	971,000
Gammad National High School	13,560,000	1,218,000	14,778,000	353,000
Gonzaga National High School	18,797,000	1,483,000	20,280,000	1,309,000
Gonzaga National High School - Sta. Clara Annex		686,000	686,000	221,000
Hacienda Intal National High School (Baggao National High School)	14,716,000	1,125,000	15,841,000	692,000
Illuru High School	12,236,000	1,127,000	13,363,000	631,000
Imurung National High School	10,030,000	874,000	10,904,000	484,000
Ipil High School	7,800,000	829,000	8,629,000	375,000
Itawes National Agriculture and Technological School - Bagumbayan Annex	9,101,000	1,047,000	10,148,000	652,000
Itawes National High School	27,850,000	2,099,000	29,949,000	1,907,000
Joaquin Dela Cruz Integrated School		335,000	335,000
Lagum Integrated School		439,000	439,000
Lal-lo National High School	45,695,000	2,961,000	48,656,000	2,716,000
Lal-lo National High School - Bulala Norte Annex	5,820,000	724,000	6,544,000	264,000
Lal-lo National High School - Cabayabasan Annex	2,415,000	735,000	3,150,000	373,000
Lemu National High School	16,816,000	1,144,000	17,960,000	431,000
Libertad High School	23,363,000	2,006,000	25,369,000	1,719,000
Licerio Antiporda, Sr. High School	22,688,000	1,613,000	24,301,000	1,136,000
Licerio Antiporda, Sr. High School - Dalaya Extension	995,000	747,000	1,742,000	269,000
Licerio Antiporda, Sr. High School - Sta. Isabel Extension	1,436,000	674,000	2,110,000	209,000
Lipatan Integrated School	863,000	470,000	1,333,000
Logac National High School	18,357,000	1,245,000	19,602,000	883,000
Magalalag National High School	17,297,000	1,281,000	18,578,000	670,000
Magapit National High School	12,266,000	958,000	13,224,000	779,000
Magsaysay Integrated School		335,000	335,000
Magsidel National High School		654,000	654,000
Mapurao Integrated Learning School	4,305,000	491,000	4,796,000
Marede Integrated School		374,000	374,000
Matucay High School	12,217,000	1,176,000	13,393,000	728,000
Mauanan High School	8,174,000	877,000	9,051,000	269,000
Minabel Integrated School	1,726,000	432,000	2,158,000
Minanga Integrated School		385,000	385,000
Morol Integrated School		345,000	345,000
Namuccayan Integrated School	4,074,000	525,000	4,599,000	190,000
Nangalasauan Integrated School		335,000	335,000
Pacac Grande National High School	12,967,000	1,099,000	14,066,000	677,000
Pacac Integrated School		345,000	345,000
Palaui Integrated School		345,000	345,000
Pata Integrated School		408,000	408,000
Pattao National High School	19,144,000	1,386,000	20,530,000	672,000
Pattao National High School - Maddalero Extension	492,000	684,000	1,176,000	238,000
Patunungan Integrated School		335,000	335,000
Peñablanca East National High School	10,471,000	978,000	11,449,000	530,000
Piat National High School	24,250,000	1,978,000	26,228,000	1,207,000
Quibal Integrated School		355,000	355,000
Rebecca High School	18,664,000	1,036,000	19,700,000	586,000
Sampaguita National High School	21,133,000	1,486,000	22,619,000	1,116,000
San Isidro Integrated School	4,376,000	743,000	5,119,000
San Juan Integrated School	863,000	411,000	1,274,000	155,000
Sanchez Mira High School	10,922,000	1,063,000	11,985,000	733,000
Sicalao Integrated School	5,436,000	549,000	5,985,000	155,000
Sta. Praxedes High School	8,952,000	949,000	9,901,000	312,000
Sta. Teresita National High School	23,027,000	1,955,000	24,982,000	1,159,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	843
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Sta. Teresita National High School - Luga Extension	4,415,000	653,000	5,068,000	244,000
Sto. Niño National High School	20,920,000	1,614,000	22,534,000	1,375,000
Sto. Niño National High School - Abariongan Annex	8,712,000	844,000	9,556,000	446,000
Sto. Niño National High School - Lubo Extension	6,848,000	781,000	7,629,000	213,000
Tabang Integrated School		504,000	504,000
Taguing Integrated School	3,021,000	423,000	3,444,000
Taribubu Integrated School		335,000	335,000
Tuao Vocational and Technical School - Culung Annex	10,949,000	1,141,000	12,090,000	710,000
Tuao Vocational and Technical School - Malummin Annex	4,987,000	894,000	5,881,000	456,000
Tuao Vocational and Technical School - Pata Extension	4,355,000	649,000	5,004,000	199,000
Utan Integrated School	4,677,000	584,000	5,261,000	155,000
Valley Cove Integrated School	3,580,000	425,000	4,005,000
Western Enrile Vocational School	10,143,000	914,000	11,057,000	292,000

Division of Cauayan City	100,027,000	12,720,000	112,747,000	13,256,000

Division Office - Proper	1,796,000		1,796,000
Buyon Integrated School	431,000	411,000	842,000
Cauayan City National High School - Cabaruan Annex	1,005,000	664,000	1,669,000	198,000
Cauayan City National High School - Research Annex	5,678,000	1,132,000	6,810,000	441,000
Cauayan City Stand-Alone Senior High School				8,516,000
Cauayan National High School - Marabulig Extension		956,000	956,000	340,000
Gappal National High School	11,173,000	958,000	12,131,000	378,000
Linglingay National High School - (Isabela National High School Linglingay Extension)	5,909,000	525,000	6,434,000	287,000
Pinoma National High School (Isabela National High School - Pinoma Extension)	11,203,000	1,249,000	12,452,000	586,000
San Antonio National High School	9,184,000	868,000	10,052,000	332,000
San Luis Integrated School	2,219,000	416,000	2,635,000
Sillawit National High School	8,574,000	928,000	9,502,000	431,000
Villa Concepcion High School - Baculod Annex	502,000	798,000	1,300,000	180,000
Villa Concepcion High School - Rogus Extension	995,000	761,000	1,756,000	200,000
Villa Concepcion National High School	30,147,000	1,889,000	32,036,000	817,000
West Tabacal Region National High School	11,211,000	1,165,000	12,376,000	550,000

Division of Ilagan City	95,600,000	10,950,000	106,550,000	3,880,000

Division Office - Proper	1,890,000		1,890,000
Abuan National High School	863,000	576,000	1,439,000
Alinguigan 2nd Integrated School	431,000	480,000	911,000
Dappat Integrated School (Isabela National High School - Dappat Extension)	8,613,000	665,000	9,278,000	205,000
Gayong-Gayong Sur Integrated School	4,428,000	526,000	4,954,000	167,000
Ilagan East Integrated SPED Center	431,000	345,000	776,000
Ilagan Sports High School	8,837,000	671,000	9,508,000
Isabela School of Arts and Trades - Cabannungan Annex	2,500,000	1,003,000	3,503,000	327,000
Lupigue Integrated School	7,959,000	625,000	8,584,000	294,000
Manaring Integrated School	11,152,000	1,000,000	12,152,000	446,000
Rang-Ayan National High School (Isabela National High School- Rang-ayan Annex)	13,487,000	1,182,000	14,669,000	741,000
San Antonio Agricultural High School - San Rafael Annex	7,436,000	971,000	8,407,000	434,000
San Lorenzo Integrated School	9,324,000	848,000	10,172,000	421,000
San Pedro Integrated School	4,001,000	530,000	4,531,000	155,000
Sindun Bayabo Integrated School	1,420,000	453,000	1,873,000	155,000
Sta. Isabel National High School	12,828,000	1,075,000	13,903,000	535,000

Division of Isabela	856,732,000	98,951,000	955,683,000	44,952,000

Division Office - Proper	15,494,000		15,494,000
Addalam Region High School - Divinan Annex	1,423,000	544,000	1,967,000
Alfreda Albano National High School - Masipi Annex		685,000	685,000
Alibadabad National High School	10,264,000	1,017,000	11,281,000	522,000
Alicia Vocational School	13,942,000	1,202,000	15,144,000	670,000
Andabuen National High School	11,576,000	1,211,000	12,787,000	687,000
Aneg National High School	3,488,000	592,000	4,080,000
Antagan National High School (Isabela National High School - Antagan I Annex)	11,780,000	899,000	12,679,000	391,000
Aurora Senior High School				4,180,000

844	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Ayod Integrated School	866,000	372,000	1,238,000
Bacnor National High School (Calaguian National High School - Bacnor Annex)	10,856,000	1,086,000	11,942,000	527,000
Bagnos Integrated School	1,297,000	441,000	1,738,000
Balagan Integrated School	1,726,000	416,000	2,142,000
Balliao Integrated School	1,297,000	409,000	1,706,000
Banquero Integrated School	5,365,000	685,000	6,050,000
Barucboc National High School	10,834,000	1,166,000	12,000,000	434,000
Bayabo East Integrated School	1,726,000	444,000	2,170,000
Biga Integrated School	1,297,000	378,000	1,675,000
Bimonton Integrated School	4,506,000	607,000	5,113,000	155,000
Bitabian National High School	2,228,000	646,000	2,874,000
Buenaventura G. Masigan National High School	12,190,000	1,221,000	13,411,000	619,000
Buyasan Integrated School	431,000	346,000	777,000
Cabagan Riverside National High School	7,896,000	1,181,000	9,077,000	837,000
Cabaruan Integrated School	10,283,000	957,000	11,240,000	284,000
Cadaloria High School	10,066,000	900,000	10,966,000	284,000
Cadsalan Integrated School	4,670,000	497,000	5,167,000
Cebu Integrated School	4,901,000	577,000	5,478,000	155,000
Colorado Integrated School	5,985,000	678,000	6,663,000
Cordon National High School	5,358,000	1,325,000	6,683,000	997,000
Cubag Integrated School	863,000	395,000	1,258,000
Cumabao Integrated School	10,498,000	952,000	11,450,000	413,000
Cumu Integrated School	4,415,000	509,000	4,924,000
Dabubu High School	16,255,000	1,022,000	17,277,000	424,000
Dalena High School	4,344,000	681,000	5,025,000
Daragutan West Integrated School	1,303,000	470,000	1,773,000
Del Pilar Integrated School	7,735,000	653,000	8,388,000	155,000
Delfin Albano (Magsaysay) Stand-Alone Senior High School				1,421,000
Diadi Region High School	12,096,000	1,200,000	13,296,000	583,000
Dibewan Integrated School	1,294,000	407,000	1,701,000
Dibulo Integrated School	863,000	409,000	1,272,000
Dicamay Integrated School	3,638,000	482,000	4,120,000	155,000
Dicamay National High School	3,037,000	668,000	3,705,000
Dietban Integrated School	5,642,000	689,000	6,331,000
Dinapigue National High School	10,480,000	857,000	11,337,000	464,000
Dingading Integrated School	7,749,000	739,000	8,488,000	289,000
Divilacan National High School (Isabela National High School - Divilacan Annex)	6,870,000	717,000	7,587,000	304,000
Dolores Integrated School	3,809,000	482,000	4,291,000
Doña Josefa E. Marcos National High School	11,896,000	1,012,000	12,908,000	543,000
Doña Magdalena Gaffud National High School	10,749,000	890,000	11,639,000	444,000
Dorganda High School	4,773,000	559,000	5,332,000	202,000
Duroc Integrated School	5,213,000	479,000	5,692,000
Echague National High School	28,672,000	2,007,000	30,679,000	1,828,000
Eden Integrated School	2,315,000	528,000	2,843,000	155,000
Fermeldy National High School	12,487,000	1,099,000	13,586,000	540,000
Fugaru Integrated School	4,359,000	494,000	4,853,000
Gamu Rural School - Junction Upi Annex	3,461,000	945,000	4,406,000
General Emilio Aguinaldo National High School	13,289,000	1,114,000	14,403,000	477,000
Highway Region High School	7,166,000	840,000	8,006,000	226,000
Ibujan Integrated School	431,000	368,000	799,000
Imbiao Integrated School	1,294,000	345,000	1,639,000
Imelda Marcos High School - Mabbayad Annex	431,000	570,000	1,001,000
Imelda Marcos National High School	11,058,000	923,000	11,981,000	560,000
Ingud - Ramona Integrated School	4,409,000	460,000	4,869,000
Isabela SPED Center Extension (School for the Deaf)	1,294,000	412,000	1,706,000
Isabela Sports Senior High School				612,000
Jones West High School	492,000	611,000	1,103,000	195,000
Josefina Albano National High School (San Antonio High School - Paragu Extension)	5,024,000	631,000	5,655,000	168,000
La Paz National High School	8,509,000	817,000	9,326,000	269,000
La Suerte High School (Isabela National High School - La Suerte Extension)	6,494,000	659,000	7,153,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	845
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Lanna National High School (Isabela National High School - Camp Samal Annex)	12,962,000	1,020,000	13,982,000	446,000
Lanting Region National High School (Roxas National High School - Lanting Region Annex)	12,461,000	925,000	13,386,000	398,000
Lapogan Integrated School	2,589,000	469,000	3,058,000
Lomboy Integrated School	8,244,000	692,000	8,936,000
Luis Fe - Gomez Diamantina National High School (Cabatuan National High School - Diamantina Annex)	8,410,000	920,000	9,330,000	284,000
Luna General Comprehensive High School	8,852,000	970,000	9,822,000	396,000
Macaniao Integrated School	7,827,000	697,000	8,524,000
Maconacon National High School	7,659,000	780,000	8,439,000	373,000
Malalinta National High School	4,001,000	711,000	4,712,000	198,000
Mallig National High School - Main	22,149,000	1,589,000	23,738,000	578,000
Mallig Plains National High School	4,315,000	1,145,000	5,460,000	411,000
Maluno Integrated School	4,899,000	624,000	5,523,000
Manuel L. Quezon National High School	6,604,000	733,000	7,337,000	155,000
Mapalad Integrated School		335,000	335,000
Marannao Integrated School	4,511,000	391,000	4,902,000
Matusalem National High School	6,115,000	790,000	6,905,000	259,000
Minagbag High School	8,215,000	874,000	9,089,000
Monico Rarama National High School (Muñoz High School Extension)	7,649,000	694,000	8,343,000	269,000
Naganacan - Villabuena National High School	6,992,000	791,000	7,783,000	289,000
New Magsaysay Integrated School	1,855,000	405,000	2,260,000
Nueva Era National High School	863,000	590,000	1,453,000
Old San Mariano Integrated School	2,298,000	512,000	2,810,000
Palanan School of Agriculture and Trades	4,005,000	930,000	4,935,000
Palawan Integrated School	4,388,000	519,000	4,907,000
Palayan Region High School (Palayan National High School)	15,348,000	1,201,000	16,549,000	728,000
Pangal Sur National High School	7,660,000	763,000	8,423,000	396,000
Panninan Integrated School	924,000	517,000	1,441,000
Ragan Sur National High School (San Antonio High School - Ragan Sur Annex)	10,241,000	1,238,000	11,479,000	784,000
Rang-Ayan Integrated School	4,279,000	492,000	4,771,000
Reina Mercedes Integrated School	924,000	345,000	1,269,000
Reina Mercedes National High School	6,331,000	915,000	7,246,000	391,000
Rizal Comprehensive National High School	9,455,000	822,000	10,277,000	274,000
Rizal Integrated School	4,277,000	554,000	4,831,000	155,000
Rodolfo B. Albano Stand-Alone Senior High School				2,516,000
Roxas Stand-Alone Senior High School				2,605,000
Salinungan Stand-Alone Senior High School				2,057,000
San Antonino National High School	15,198,000	1,463,000	16,661,000	604,000
San Guillermo Agro-Industrial School (San Guillermo VIS)	14,001,000	1,498,000	15,499,000	1,108,000
San Isidro Integrated School	3,145,000	414,000	3,559,000
San Jose Integrated School	5,746,000	603,000	6,349,000	155,000
San Juan Integrated School	5,610,000	554,000	6,164,000
San Mariano II Central Integrated School	7,287,000	658,000	7,945,000
San Mariano National High School - Cataguing Extension	502,000	570,000	1,072,000
San Mariano National High School - Daragutan East Extension	7,189,000	716,000	7,905,000	307,000
San Mateo General Comprehensive High School	6,644,000	898,000	7,542,000	236,000
San Mateo National High School	14,108,000	1,144,000	15,252,000	644,000
San Miguel Integrated School	14,144,000	1,323,000	15,467,000	657,000
San Sebastian Integrated School, Jones	434,000	363,000	797,000
San Sebastian Integrated School, Ramon	10,144,000	947,000	11,091,000	441,000
San Vicente Integrated School	1,726,000	478,000	2,204,000
Sgt. Prospero Bello High School - Dumaweng Annex	988,000	545,000	1,533,000
Sgt. Prospero Bello High School - Main	12,499,000	846,000	13,345,000	702,000
Simanu National High School	8,060,000	757,000	8,817,000	431,000
Simiimbaan Integrated School	6,591,000	678,000	7,269,000	218,000
Southeastern Region High School	3,972,000	689,000	4,661,000	155,000
Sta. Cruz Integrated School	1,294,000	452,000	1,746,000
Sta. Filomena Integrated School	3,460,000	441,000	3,901,000
Sto. Domingo Integrated School	4,395,000	549,000	4,944,000	155,000
Sto. Domingo-San Isidro Integrated School	2,224,000	560,000	2,784,000

846	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Sto. Niño Integrated School	7,321,000	1,032,000	8,353,000	216,000
Sto. Tomas Integrated School	2,726,000	510,000	3,236,000
Surcoc Integrated School	1,726,000	396,000	2,122,000
Taliktik Integrated School	434,000	443,000	877,000
Tomas Pua, Sr. Integrated School	6,769,000	737,000	7,506,000
Tumauini Stand-Alone Senior High School				2,607,000
Turod Integrated School	7,068,000	703,000	7,771,000	155,000
Ueg National High School	9,078,000	741,000	9,819,000	375,000
Victoria Integrated School	863,000	372,000	1,235,000
Villa Cacho Integrated School	3,863,000	593,000	4,456,000	155,000
Villa Domingo National High School (Angadanan High School - Villa Domingo Annex)	6,973,000	770,000	7,743,000	170,000
Villa Fugu Integrated School	434,000	345,000	779,000
Villa Miranda Integrated School	4,568,000	416,000	4,984,000
Villaluz Integrated School	7,372,000	795,000	8,167,000
Wigan Integrated School	8,368,000	784,000	9,152,000	330,000
Yeban Integrated School (Isabela National High School - Yeban Annex)	6,054,000	638,000	6,692,000

Division of Nueva Vizcaya	256,446,000	32,425,000	288,871,000	11,175,000

Division Office - Proper	4,817,000		4,817,000
Abuyo National High School	991,000	532,000	1,523,000	196,000
Alimit Integrated School	1,294,000	372,000	1,666,000
Ambaguio National High School	10,895,000	1,174,000	12,069,000	451,000
Balong Integrated School	863,000	414,000	1,277,000
Bambang CS Integrated SPED Center		345,000	345,000
Bascaran National High School	9,093,000	843,000	9,936,000	297,000
Belance High School (NVSIT Campus)	16,462,000	1,345,000	17,807,000	872,000
Binalian Integrated School	6,130,000	610,000	6,740,000	155,000
Binogawan Integrated School	863,000	366,000	1,229,000
Bone North Integrated School	431,000	567,000	998,000
Bua Integrated School	863,000	427,000	1,290,000
Bugkalot National High School	4,301,000	592,000	4,893,000	188,000
Cabayo Integrated School	863,000	345,000	1,208,000
Canabuan National High School	4,857,000	720,000	5,577,000	276,000
Carolotan National High School - NVSPC Campus	3,927,000	610,000	4,537,000	187,000
Casat National High School - NVSIT Campus	6,801,000	782,000	7,583,000	312,000
Casecnan National High School	7,174,000	626,000	7,800,000	282,000
Dippog National High School	4,506,000	711,000	5,217,000	155,000
Dulli Integrated School	866,000	415,000	1,281,000
Dupax Del Norte National High School	7,223,000	984,000	8,207,000	545,000
Eastern Nueva Vizcaya National High School	6,922,000	889,000	7,811,000	383,000
Ganao High School	6,493,000	831,000	7,324,000	317,000
Indiana Integrated School	431,000	345,000	776,000
Kakiduguen National High School	5,780,000	747,000	6,527,000	233,000
Kayapa National High School	10,484,000	870,000	11,354,000	254,000
Kongkong Valley National High School	13,335,000	1,334,000	14,669,000	695,000
Luclocos Integrated School	431,000	345,000	776,000
Malabing Valley High School (Malabing High School - NVSPC Campus)	6,786,000	861,000	7,647,000	358,000
Mapayao Integrated School	431,000	345,000	776,000
Martinez Cuyangan National High School	1,947,000	631,000	2,578,000	262,000
Mungia National High School (NVSPC Campus)	8,696,000	982,000	9,678,000	449,000
Murong National High School (NVSPC Campus)	8,139,000	864,000	9,003,000	269,000
Napo Tuyak National High School	4,444,000	565,000	5,009,000	170,000
Paima National High School	4,973,000	648,000	5,621,000	225,000
Paniki High School (NVSPC Campus)	7,864,000	787,000	8,651,000	271,000
Paquet Integrated School	863,000	501,000	1,364,000
Pinayag National High School	5,313,000	746,000	6,059,000	360,000
Runruno National High School	10,792,000	1,113,000	11,905,000	525,000
San Fernando Integrated School		335,000	335,000
Solano East Integrated School	863,000	345,000	1,208,000
Sta. Clara High School (NVSPC Campus)	7,074,000	807,000	7,881,000	236,000
Sta. Cruz Pingkian High School (NVSIT Campus)	15,670,000	1,101,000	16,771,000	672,000
Sta. Fe National High School (NVSIT Campus)	22,690,000	1,523,000	24,213,000	1,116,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	847
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Sto. Domingo Integrated School	2,174,000	622,000	2,796,000
Tiblac National High School	2,608,000	712,000	3,320,000	241,000
Tuao High School (NVSIT Campus)	8,023,000	796,000	8,819,000	223,000

Division of Quirino	200,946,000	24,387,000	225,333,000	5,255,000

Division Office - Proper	3,777,000		3,777,000
Aglipay National High School	10,993,000	894,000	11,887,000	439,000
Alicia Integrated School	4,484,000	554,000	5,038,000	155,000
Anak Integrated School	872,000	377,000	1,249,000
Asaclat Integrated School	431,000	345,000	776,000
Balligui High School	7,079,000	705,000	7,784,000	340,000
Bannawag Integrated School	8,460,000	726,000	9,186,000	170,000
Burgos National High School	8,441,000	785,000	9,226,000	231,000
Cabarroguis Central School - Integrated SPED Center	863,000	345,000	1,208,000
Cabaruan Integrated School	5,295,000	485,000	5,780,000	157,000
Calaocan Integrated School	4,303,000	470,000	4,773,000
Cofcaville Integrated School	872,000	365,000	1,237,000
Dagupan Integrated School	872,000	362,000	1,234,000
Debibi Integrated School	6,759,000	699,000	7,458,000
Der-an Integrated School	872,000	345,000	1,217,000
Diffun CS - Integrated SPED Center	866,000	345,000	1,211,000
Dingasan Integrated School	4,025,000	443,000	4,468,000
Dioryong Integrated School	3,871,000	446,000	4,317,000	155,000
Dipintin High School	8,171,000	816,000	8,987,000	294,000
Disimungal Integrated School	3,926,000	511,000	4,437,000
Divisoria Sur Integrated School	4,180,000	442,000	4,622,000	155,000
Dumabel Integrated School	3,917,000	455,000	4,372,000
Dumanisi Integrated School	1,303,000	486,000	1,789,000
Eden Integrated School	434,000	382,000	816,000
Giayan Integrated School	5,997,000	560,000	6,557,000	155,000
Gulac Integrated School	875,000	379,000	1,254,000
Ifugao Village Integrated School	6,190,000	615,000	6,805,000	185,000
Kimmabayo Integrated School	434,000	345,000	779,000
Landingan Integrated School	3,851,000	424,000	4,275,000
Maddela Integrated School of Arts and Trades	7,351,000	742,000	8,093,000	320,000
Maddela North CS Integrated SPED Center	1,297,000	345,000	1,642,000
Magsaysay National High School	7,001,000	777,000	7,778,000	424,000
Mataddi Integrated School		355,000	355,000
Matmad Integrated School	4,720,000	359,000	5,079,000
Nagabgaban Integrated School	6,034,000	473,000	6,507,000
Nagtipunan CS Integrated SPED Center	431,000	345,000	776,000
Nagtipunan National High School	10,557,000	834,000	11,391,000	720,000
Salvacion Integrated School	2,167,000	403,000	2,570,000
San Antonio Integrated School	6,440,000	715,000	7,155,000	236,000
San Isidro Integrated School	4,432,000	540,000	4,972,000
San Manuel Integrated School	434,000	345,000	779,000
San Martin Integrated School	4,678,000	423,000	5,101,000	155,000
Sangbay Integrated School	6,565,000	578,000	7,143,000	210,000
Scala Integrated School	9,244,000	742,000	9,986,000	350,000
Tucod High School	4,400,000	572,000	4,972,000	249,000
Upper Gabriela Integrated School	872,000	352,000	1,224,000
Villa Gracia Integrated School	3,913,000	425,000	4,338,000	155,000
Villarose Integrated School	3,725,000	475,000	4,200,000
Wasid Integrated School	4,272,000	481,000	4,753,000

Division of Santiago City	28,178,000	7,826,000	36,004,000	3,113,000

Division Office - Proper	567,000		567,000
Balintocatoc Integrated School	2,626,000	617,000	3,243,000	203,000
Bannawag Integrated School		335,000	335,000
Divisoria High School - Naggasican Extension		839,000	839,000	365,000
Nabbuan Integrated School		345,000	345,000
Patul High School	17,093,000	1,343,000	18,436,000	548,000
Rosario National High School	5,705,000	1,029,000	6,734,000	616,000
Sagana National High School		960,000	960,000	462,000
Salvador Integrated School		478,000	478,000	155,000

848	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Jose Integrated School	1,307,000	525,000	1,832,000	155,000
Santiago City National High School-Sinsayon		896,000	896,000	426,000
Sinili Integrated School	880,000	459,000	1,339,000	183,000

Division of Tuguegarao City	59,474,000	8,769,000	68,243,000	10,626,000

Division Office - Proper	1,134,000		1,134,000
Annafunan Integrated School	3,021,000	807,000	3,828,000
Bagay Integrated School	863,000	345,000	1,208,000
Cagayan National High School - Senior High School				8,184,000
Capatan Integrated School	3,884,000	834,000	4,718,000
Carig Integrated School	4,318,000	847,000	5,165,000	340,000
Cataggaman National High School (Cagayan National High School - Cataggaman Annex)	18,229,000	1,640,000	19,869,000	1,126,000
Libag Integrated School	2,589,000	615,000	3,204,000
Namabbalan Integrated School	1,294,000	428,000	1,722,000
Pallua Integrated School	863,000	377,000	1,240,000
Tuguegarao City Science High School	12,253,000	1,171,000	13,424,000	672,000
Tuguegarao City West High School	9,732,000	985,000	10,717,000	304,000
Tuguegarao Northeast Central Integrated School	863,000	375,000	1,238,000
Ugac Integrated School	431,000	345,000	776,000

Region III - Central Luzon	3,691,906,000	502,155,000	4,194,061,000	178,566,000

Division of Angeles City	153,782,000	16,309,000	170,091,000	8,565,000

Division Office - Proper	3,021,000		3,021,000
Amsic Integrated School	14,553,000	1,347,000	15,900,000	1,075,000
Angeles City Senior High School				2,055,000
CM Recto ICT High School	18,812,000	2,102,000	20,914,000
Don Ambrocio Mendiola Integrated School	1,297,000	403,000	1,700,000
Dr. Clemente N. Dayrit, Sr. Memorial High School	11,925,000	2,292,000	14,217,000
Gov. Rafael L. Lazatin Integrated School	20,826,000	1,838,000	22,664,000	997,000
Leoncia Village Integrated School		335,000	335,000
Malabanias Integrated School	16,547,000	1,607,000	18,154,000	1,060,000
Northville 15 Integrated School	24,852,000	2,168,000	27,020,000	1,273,000
Sapang Bato National High School	23,234,000	1,989,000	25,223,000	1,060,000
Sitio Target Integrated School	863,000	350,000	1,213,000
Sto. Domingo Integrated School	17,852,000	1,878,000	19,730,000	1,045,000

Division of Aurora	198,753,000	21,881,000	220,634,000	4,651,000

Division Office - Proper	3,399,000		3,399,000
Aurora National Science High School	14,286,000	969,000	15,255,000	588,000
Baler Stand-Alone Senior High School				817,000
Bayanihan National High School	10,247,000	678,000	10,925,000
Borlongan National High School	7,124,000	782,000	7,906,000
Cabog Integrated School	799,000	683,000	1,482,000	155,000
Calabuanan National High School	9,955,000	771,000	10,726,000
Calantas Integrated School		335,000	335,000
Calaocan Integrated School		335,000	335,000
Canili Area National High School	8,122,000	727,000	8,849,000	281,000
Carmen T. Valenzuela Integrated School	7,330,000	630,000	7,960,000
Diabarasin National High School	9,452,000	674,000	10,126,000	155,000
Diagyan National High School	10,445,000	791,000	11,236,000	297,000
Dianawan National High School	7,072,000	576,000	7,648,000
Dibacong National High School	12,612,000	630,000	13,242,000
Dikapinisan National High School	8,540,000	728,000	9,268,000	210,000
Dimanayat Integrated School	2,725,000	469,000	3,194,000	155,000
Dimaseset National High School	1,875,000	591,000	2,466,000
Dinadiawan National High School	11,384,000	1,009,000	12,393,000	320,000
Diniog High School	5,703,000	664,000	6,367,000	184,000
Lipit Integrated School	863,000	350,000	1,213,000
Mariano D. Marquez Memorial National High School	9,226,000	897,000	10,123,000	241,000
Mariano Sindac Integrated School	3,980,000	482,000	4,462,000
Mijares National High School	2,943,000	804,000	3,747,000
Obligacion Integrated School	3,636,000	487,000	4,123,000
Puangi National High School	7,194,000	695,000	7,889,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	849
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Ramada National High School	8,131,000	646,000	8,777,000
Rodrigo D. Palmero Memorial National High School	5,960,000	656,000	6,616,000	155,000
Rosauro R. Tangson, Sr. National High School	2,182,000	709,000	2,891,000	289,000
Suguit National High School	1,458,000	643,000	2,101,000	155,000
Teresita Ong Palmero National High School		465,000	465,000
Tinib-Calangcuasan Integrated School	510,000	647,000	1,157,000	200,000
Umiray National High School	9,244,000	1,071,000	10,315,000	294,000
Villa Aurora National High School	5,796,000	646,000	6,442,000	155,000
Wenceslao National High School	6,560,000	641,000	7,201,000

Division of Balanga City	8,821,000	4,097,000	12,918,000	11,039,000

Division Office - Proper	189,000		189,000
Balanga City National Science High School	2,161,000	921,000	3,082,000	172,000
Bani Integrated School	863,000	355,000	1,218,000
Bataan National High School - Senior High School				10,867,000
Cabog-Cabog Integrated School	863,000	345,000	1,208,000
Cataning Integrated School	431,000	345,000	776,000
Cupang Integrated School	863,000	387,000	1,250,000
G.L. David Memorial Integrated School	863,000	345,000	1,208,000
Tanato Integrated School	431,000	345,000	776,000
Tenejero Integrated School	431,000	345,000	776,000
Tortugas Integrated School	863,000	345,000	1,208,000
Tuyo Integrated School	863,000	364,000	1,227,000

Division of Bataan	247,852,000	52,257,000	300,109,000	17,790,000

Division Office - Proper	4,439,000		4,439,000
Alion National High School	5,624,000	741,000	6,365,000	157,000
Bagac National High School, Parang	13,677,000	1,121,000	14,798,000	507,000
Bangkal High School	2,601,000	602,000	3,203,000	155,000
Baseco National High School	3,540,000	692,000	4,232,000
Bataan High School for the Arts	17,904,000	18,500,000	36,404,000
Bigaan Integrated School	4,616,000	401,000	5,017,000	155,000
Doña Integrated School		335,000	335,000
Dr. Victoria B. Roman Memorial High School	11,159,000	1,084,000	12,243,000	238,000
F.C. Del Rosario Integrated School	431,000	452,000	883,000
Gov. Efren B. Pascual, Sr. Orani Integrated Central School				3,234,000
Hermosa National High School - Annex	6,121,000	1,162,000	7,283,000	467,000
Ipag National High School	11,968,000	1,079,000	13,047,000
Kanawan Integrated School	1,760,000	584,000	2,344,000	155,000
Kinaragan Integrated School	431,000	376,000	807,000	155,000
Layac Integrated School		335,000	335,000
Legua Integrated School	434,000	345,000	779,000	155,000
Luakan National High School - Annex	18,376,000	1,754,000	20,130,000	393,000
Lucanin Integrated School		335,000	335,000
Mabatang National High School	6,801,000	729,000	7,530,000	219,000
Mabiga Integrated School		335,000	335,000
Maite Integrated School		335,000	335,000
Mariveles National High School - Camaya Campus				4,405,000
Mariveles National High School, Cabcaben Annex (Alasasin)	10,494,000	1,457,000	11,951,000
Mariveles National High School, Cabcaben Annex (Batangas II)	7,288,000	984,000	8,272,000	330,000
Mariveles National High School, Malaya	12,719,000	1,021,000	13,740,000	708,000
Mariveles Senior High School - Sitio Mabuhay				2,866,000
Morong National High School - Mabayo Annex	6,532,000	1,043,000	7,575,000	195,000
Nagbalayong High School	11,025,000	1,023,000	12,048,000	337,000
Orani National High School - Parang-Parang	27,315,000	2,096,000	29,411,000	1,410,000
Orani National High School Annex, Pagasa	4,041,000	869,000	4,910,000	155,000
Palili Integrated School	431,000	423,000	854,000
Pastolan Integrated School		335,000	335,000
Payangan Integrated School	431,000	394,000	825,000
Pulo Integrated School, Orani	863,000	397,000	1,260,000
Pulo Integrated School, Hermosa		335,000	335,000
Quinawan Integrated School	863,000	345,000	1,208,000
Roosevelt National High School	4,344,000	1,134,000	5,478,000	309,000
Saba Integrated School		335,000	335,000

850	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Samal National High School - Annex	7,716,000	1,166,000	8,882,000
Sampaloc Integrated School	866,000	444,000	1,310,000
Saysain High School	7,673,000	972,000	8,645,000	195,000
Sisiman National High School		993,000	993,000
St. Francis National High School	19,608,000	1,509,000	21,117,000	598,000
St. Ma. Virginia P. Leonzon Memorial Integrated School		335,000	335,000
Sta. Lucia High School	12,291,000	1,065,000	13,356,000	292,000
Sumalo Integrated School	872,000	615,000	1,487,000
Tubo-Tubo Integrated School	863,000	345,000	1,208,000
Tucop Integrated School	872,000	598,000	1,470,000
Udyong National High School	863,000	727,000	1,590,000

Division of Bulacan	246,823,000	39,348,000	286,171,000	7,159,000

Division Office - Proper	4,911,000		4,911,000
Baliuag Senior High School				747,000
Banga High School	27,301,000	2,075,000	29,376,000	330,000
Batia High School	16,274,000	1,460,000	17,734,000
Binagbag High School (Angel M. Del Rosario High School)	13,344,000	1,063,000	14,407,000	342,000
Binagbag National High School Annex (DRT) - Sapang Bulac High School	6,604,000	713,000	7,317,000	236,000
Binagbag National High School Annex (DRT) - Talbak High School	3,441,000	520,000	3,961,000	242,000
Bulihan High School	7,152,000	881,000	8,033,000	155,000
Catacte Integrated School		335,000	335,000
Dr. Pablito V. Mendoza, Sr. High School	16,681,000	1,519,000	18,200,000	799,000
Dulong Malabon Integrated School	1,294,000	535,000	1,829,000
Emilia Perez Ligon High School	3,957,000	709,000	4,666,000	191,000
Esteban Paulino High School	3,640,000	615,000	4,255,000	155,000
F.F. Halili National Agricultural School - Annex		844,000	844,000
Fortunato F. Halili National Agricultural School, Cay Pambo-Annex	11,652,000	2,037,000	13,689,000
Gabihan High School	431,000	843,000	1,274,000
GAT Francisco Balagtas High School	14,380,000	1,288,000	15,668,000
Gen. Gregorio H. del Pilar Integrated School	4,341,000	2,920,000	7,261,000
Guiguinto National Vocational High School - Annex	4,749,000	1,471,000	6,220,000
Heritage Homes Integrated School	4,749,000	1,325,000	6,074,000	180,000
Inaon Integrated School	863,000	606,000	1,469,000
Kalayakan High School	1,294,000	708,000	2,002,000
Kapitangan National High School	8,926,000	970,000	9,896,000	172,000
Lydia D. Villangca Trade School	13,286,000	1,434,000	14,720,000	728,000
Mapulang Lupa High School	880,000	710,000	1,590,000
Marilao Central Integrated School		1,248,000	1,248,000
Matictic Integrated School	431,000	693,000	1,124,000
National Power Corporation National High School	4,800,000	673,000	5,473,000
Obando Senior High School				755,000
Pinag-anakan Integrated School	431,000	345,000	776,000
Pinagkuartelan Integrated School	883,000	544,000	1,427,000
Pinalagdan High School	3,701,000	653,000	4,354,000
Romeo Acuña Santos Memorial High School	10,421,000	1,047,000	11,468,000	155,000
San Gabriel National High School	5,178,000	1,670,000	6,848,000
San Miguel - Meysulao High School	5,944,000	906,000	6,850,000	256,000
Senior High School within Luis Gravador Elementary School				605,000
Sta. Barbara High School	863,000	570,000	1,433,000
Sta. Catalina Bata National High School	6,012,000	982,000	6,994,000	378,000
Sta. Cruz High School	13,227,000	1,600,000	14,827,000	406,000
Sta. Cruz National High School	6,633,000	814,000	7,447,000	155,000
Teodoro Evangelista Memorial High School	12,195,000	1,167,000	13,362,000
Upig High School	5,954,000	855,000	6,809,000	172,000

Division of Cabanatuan City	42,957,000	11,584,000	54,541,000	1,228,000

Division Office - Proper	851,000		851,000
Bakod Bayan Integrated School	1,294,000	659,000	1,953,000
Balite Integrated School	1,294,000	475,000	1,769,000
Caalibangbangan Integrated School	1,357,000	918,000	2,275,000
Cabanatuan City Senior High School				1,228,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	851
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Daan Sarile Integrated School	4,095,000	1,017,000	5,112,000
Imelda Integrated School	8,417,000	1,308,000	9,725,000
Lazaro Francisco Integrated School	5,759,000	2,022,000	7,781,000
Luis O. Renon Integrated School	863,000	605,000	1,468,000
Mabini Homesite Integrated School	3,091,000	1,213,000	4,304,000
Macatbong Integrated School	872,000	529,000	1,401,000
P.G. Crisostomo Integrated School	894,000	937,000	1,831,000
Palagay Integrated School	4,095,000	532,000	4,627,000
San Isidro Integrated School	10,075,000	1,369,000	11,444,000

Division of Gapan City	23,994,000	4,243,000	28,237,000	921,000

Division Office - Proper	473,000		473,000
Gapan East Integrated School	1,294,000	673,000	1,967,000
Herminio G. Nicolas High School	6,210,000	939,000	7,149,000	355,000
Kapalangan National High School	6,817,000	804,000	7,621,000	178,000
Marelo Integrated School	1,294,000	436,000	1,730,000
Maruhat National High School	7,472,000	880,000	8,352,000	388,000
Sto. Cristo Proper Integrated School	434,000	511,000	945,000

Division of Mabalacat City	117,542,000	11,997,000	129,539,000	4,517,000

Division Office - Proper	2,360,000		2,360,000
Air Force City High School	6,574,000	666,000	7,240,000
Atlu Bola National High School	24,289,000	1,502,000	25,791,000
Bical High School	10,162,000	1,059,000	11,221,000	188,000
Dr. Adelaido C. Bernardo National High School	9,393,000	1,006,000	10,399,000
Duquit High School	31,087,000	2,471,000	33,558,000
Haduan Negrito Integrated School		345,000	345,000
Hearing Impaired Special Education (HI - SPED)		503,000	503,000
Mabalacat Technical Vocational High School	24,986,000	1,835,000	26,821,000	360,000
Monicayo Integrated School		365,000	365,000
Santos Ventura National High School	8,691,000	1,087,000	9,778,000	1,570,000
Senior High School within Sapang Biabas Resettlement Elementary School				2,399,000
Sta. Ines Integrated School		1,158,000	1,158,000

Division of Malolos City	155,110,000	15,127,000	170,237,000	3,190,000

Division Office - Proper	3,116,000		3,116,000
Barasoain Memorial Integrated School	6,904,000	1,480,000	8,384,000
City of Malolos High School - Canalate	7,030,000	706,000	7,736,000
City of Malolos Integrated School - Atlag	17,042,000	1,480,000	18,522,000	644,000
City of Malolos Integrated School - Babatnin	3,838,000	526,000	4,364,000
City of Malolos Integrated School - Catmon	7,818,000	998,000	8,816,000
City of Malolos Integrated School - Sto. Rosario	41,762,000	3,352,000	45,114,000	1,440,000
City of Malolos Senior High School				639,000
Cong. Teodulo Natividad High School	21,429,000	1,739,000	23,168,000
Look 2nd Integrated School	431,000	345,000	776,000
Malolos City High School - Bungahan	13,991,000	1,211,000	15,202,000
Malolos City High School - Santisima Trinidad	14,506,000	1,608,000	16,114,000
Pamarawan High School (M. H. del Pilar Annex)	6,814,000	848,000	7,662,000	155,000
President Corazon Cojuangco-Aquino Memorial National High School	10,429,000	834,000	11,263,000	312,000

Division of Meycauayan City	77,238,000	10,118,000	87,356,000	1,880,000

Division Office - Proper	1,512,000		1,512,000
Academic Senior High School of the City of Meycauayan				992,000
Bancal Integrated School	36,571,000	2,130,000	38,701,000
Caingin National High School	12,656,000	1,252,000	13,908,000
City of Meycauayan Vocational Senior High School				733,000
Langka Integrated School	1,797,000	584,000	2,381,000
Malhacan Integrated School	6,077,000	1,538,000	7,615,000
Meycauayan West Central Integrated School	9,453,000	2,681,000	12,134,000
Saluysoy Integrated School	5,299,000	1,250,000	6,549,000
Ubihan High School	3,873,000	683,000	4,556,000	155,000

852	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Division of Muñoz Science City	32,907,000	3,508,000	36,415,000	596,000

Division Office - Proper	662,000		662,000
Gabaldon Integrated School	6,740,000	685,000	7,425,000	155,000
Magtanggol Integrated School	2,852,000	561,000	3,413,000
Maragol Integrated School	6,293,000	676,000	6,969,000
Palusapis Integrated School	4,198,000	729,000	4,927,000	170,000
San Antonio Integrated School	12,162,000	857,000	13,019,000	271,000

Division of Nueva Ecija	476,386,000	69,987,000	546,373,000	37,434,000

Division Office - Proper	8,974,000		8,974,000
Aliaga National High School - Annex	5,986,000	775,000	6,761,000	155,000
Andres Bonifacio National High School	7,141,000	868,000	8,009,000	307,000
Azarcon Integrated School	1,297,000	444,000	1,741,000
Bagong Sikat Integrated School	1,294,000	616,000	1,910,000
Bagting National High School	2,086,000	731,000	2,817,000	226,000
Bakal II Integrated School	1,726,000	396,000	2,122,000
Baloy National High School (Paitan Sur High School - Baloy Annex)	4,187,000	697,000	4,884,000	216,000
Barangay Militar National High School	9,386,000	1,066,000	10,452,000	385,000
Bartolome R. Sangalang National High School Annex - Macatcatuit	6,028,000	839,000	6,867,000	216,000
Batitang National High School	10,260,000	993,000	11,253,000	370,000
Binbin Integrated School	872,000	415,000	1,287,000	155,000
Bongabon Senior High School				5,123,000
Bued-Luna High School	1,294,000	537,000	1,831,000
Bulac High School	7,475,000	720,000	8,195,000	292,000
Bunga Integrated School	4,383,000	654,000	5,037,000	266,000
Bunol Integrated School	1,297,000	539,000	1,836,000
Burgos National High School	7,577,000	881,000	8,458,000	157,000
Cabiao National High School Annex - Sta. Isabel	3,570,000	698,000	4,268,000	165,000
Cabiao Senior High School				4,857,000
Callos Integrated School	434,000	441,000	875,000
Cambitala National High School	4,625,000	644,000	5,269,000	155,000
Caridad Sur Integrated School	863,000	481,000	1,344,000
Carranglan National High School - Capintalan Annex	10,052,000	900,000	10,952,000	477,000
Cinense Integrated School	1,729,000	603,000	2,332,000
Concepcion Integrated School	1,726,000	464,000	2,190,000
Conversion Integrated School	3,111,000	754,000	3,865,000	172,000
Cuyapo National High School - Annex	3,974,000	704,000	4,678,000	221,000
Doña Juana Chioco National High School Annex - Agupalo Weste	7,141,000	794,000	7,935,000	304,000
Dr. A. Oliveros Integrated School	431,000	529,000	960,000
Emilia Belmonte Acosta National High School	7,342,000	1,101,000	8,443,000	545,000
Eng’r. J. & F. Vallarta Integrated School	431,000	345,000	776,000
Engr. Porfirio V. Reyes High School		648,000	648,000
Eusebio G. Asuncion Integrated School	1,294,000	377,000	1,671,000
F. Buencamino, Sr. Integrated School	6,520,000	1,027,000	7,547,000	388,000
Fronda Integrated School	863,000	531,000	1,394,000
G. Villegas Integrated School	431,000	420,000	851,000
Gabaldon Vocational Agricultural High School - Annex	15,883,000	1,331,000	17,214,000	578,000
Ganduz High School	9,698,000	801,000	10,499,000	302,000
Gen. Luna Integrated School	3,729,000	433,000	4,162,000	155,000
Gen. Mariano N. Llanera High School	431,000	772,000	1,203,000	155,000
General Tinio National High School (Pias Campus Annex)	8,995,000	957,000	9,952,000	375,000
Gregorio T. Crespo Memorial High School	5,230,000	769,000	5,999,000	226,000
Irenea Integrated School	431,000	345,000	776,000
Jaen National High School - Marawa Annex	7,482,000	1,108,000	8,590,000	155,000
Jaen National High School Annex - San Pablo	7,273,000	1,119,000	8,392,000	385,000
Lambakin High School (Putlod - San Jose National High School Annex)	14,575,000	1,266,000	15,841,000	621,000
Las Piñas Integrated School	872,000	480,000	1,352,000
Luis Gonzales Integrated School	1,726,000	448,000	2,174,000
Malacañang National High School	8,817,000	805,000	9,622,000	269,000
Maligaya National High School Annex - Doña Josefa	4,497,000	598,000	5,095,000	155,000
Mambangnan National High School	13,482,000	1,238,000	14,720,000	614,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	853
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Marikit Integrated School	1,726,000	372,000	2,098,000
Mataas Na Kahoy National High School	9,515,000	1,010,000	10,525,000	302,000
Maybubon Integrated School	863,000	388,000	1,251,000
Nagcancionan Integrated School		345,000	345,000
Nagpandayan High School Annex	4,999,000	824,000	5,823,000	271,000
Nagpandayan National High School	9,437,000	735,000	10,172,000	226,000
Nampicuan National High School (Recuerdo National High School Annex)	8,994,000	1,226,000	10,220,000	484,000
NEHS Senior High School				4,791,000
Pagtalunan High School	431,000	699,000	1,130,000
Paitan Sur National High School	10,286,000	1,031,000	11,317,000	484,000
Palale High School	872,000	535,000	1,407,000	161,000
Pantabangan National High School - Cadaclan Integrated School	6,973,000	778,000	7,751,000	178,000
Pantabangan West Integrated School		345,000	345,000
Pulo National High School	10,749,000	987,000	11,736,000	335,000
Puncan Integrated School		456,000	456,000
Quezon Integrated School	1,726,000	564,000	2,290,000
Rajal Centro Integrated School		335,000	335,000
Recuerdo National High School	7,395,000	900,000	8,295,000	284,000
Restituto B. Peria High School Annex - San Carlos	8,098,000	868,000	8,966,000	241,000
Salagusog National High School	6,984,000	715,000	7,699,000	195,000
Salvacion 2nd Integrated School	431,000	345,000	776,000
San Alejandro Integrated School	1,294,000	415,000	1,709,000
San Andres High School	5,889,000	929,000	6,818,000	353,000
San Andres High School - Annex	8,477,000	920,000	9,397,000	347,000
San Andres I Integrated School	1,726,000	523,000	2,249,000
San Bernardino Integrated School	1,726,000	453,000	2,179,000
San Isidro National High School, Lupao	10,507,000	1,094,000	11,601,000	436,000
San Isidro National High School, Laur		570,000	570,000
San Juan Integrated School	2,158,000	435,000	2,593,000
San Leonardo National High School	6,626,000	804,000	7,430,000	294,000
San Pascual Integrated School	1,294,000	596,000	1,890,000
Santa Rosa Integrated School	3,021,000	1,169,000	4,190,000
Santor National High School	2,953,000	663,000	3,616,000
Simimbaan High School	431,000	520,000	951,000
St. Joseph National High School	924,000	637,000	1,561,000	155,000
Sta. Barbara Integrated School	4,294,000	581,000	4,875,000	155,000
Sta. Barbara National High School	13,870,000	1,085,000	14,955,000	446,000
Sta. Barbara National High School Annex - Panabingan	7,095,000	717,000	7,812,000	223,000
Sta. Maria National High School	13,055,000	1,070,000	14,125,000	297,000
Sto. Cristo Integrated School	431,000	484,000	915,000
Sto. Rosario National High School, Sto. Domingo	11,089,000	1,027,000	12,116,000	527,000
Tabacao High School	11,780,000	1,067,000	12,847,000	373,000
Tagumpay Integrated School	434,000	345,000	779,000
Tagumpay Nagaño High School	13,806,000	1,202,000	15,008,000	388,000
Talabutab National High School - E. L. Joson Annex	9,836,000	1,023,000	10,859,000	363,000
Talavera Senior High School				4,816,000
Talugtug National High School Annex - Saverona		752,000	752,000	218,000
Vaca Valley National High School Annex - San Felipe Integrated School	4,501,000	694,000	5,195,000	155,000
Vega National High School	9,472,000	876,000	10,348,000	794,000
Villaflores Integrated School		345,000	345,000
Virginia D. Dulay Integrated School	1,297,000	431,000	1,728,000

Division of Olongapo City	72,261,000	7,141,000	79,402,000	7,993,000

Division Office - Proper	1,418,000		1,418,000
Bangal Integrated School		335,000	335,000
Barretto Senior High School				1,007,000
City of Olongapo National High School - James L. Gordon Integrated School	11,335,000	1,099,000	12,434,000
Gordon Heights National High School - Sta. Rita High School	10,149,000	1,290,000	11,439,000	155,000
Iram High School (resettlement school)	9,911,000	945,000	10,856,000	155,000
Mabayuan Senior High School Stand-Alone 2				1,393,000
New Cabalan Senior High School				2,001,000

854	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Old Cabalan High School	22,658,000	1,824,000	24,482,000
Sergia Soriano Esteban High School	13,558,000	1,177,000	14,735,000
Sergia Soriano Esteban High School II	3,232,000	471,000	3,703,000
Tapinac Senior High School				3,282,000

Division of Pampanga	500,342,000	62,657,000	562,999,000	18,696,000

Division Office - Proper	10,108,000		10,108,000
Ambrosio S. Simpao Educational and Trade Center of Learning (ASSET)	9,120,000	1,107,000	10,227,000	155,000
Ayala High School	13,243,000	1,329,000	14,572,000	931,000
Bacolor High School	9,606,000	1,057,000	10,663,000	155,000
Bacolor Integrated School		335,000	335,000
Bancal Pugad Integrated School	4,009,000	551,000	4,560,000
Baruya National High School	16,109,000	960,000	17,069,000	155,000
Batang II Integrated School		362,000	362,000
Bulac High School	4,757,000	927,000	5,684,000	175,000
Calantipe High School	1,294,000	720,000	2,014,000
Camba National High School - Candating High School	8,126,000	804,000	8,930,000
Camias High School	4,543,000	698,000	5,241,000	155,000
Carmelo F. Lazatin National High School		664,000	664,000
Concepcion Integrated School (San Pedro National High School - Concepcion Integrated School)	17,761,000	1,007,000	18,768,000	388,000
Conrado C. Macapinlac, Sr. National High School	5,364,000	758,000	6,122,000
Dalayap High School	6,042,000	650,000	6,692,000	198,000
Del Carmen National High School	13,603,000	1,025,000	14,628,000	370,000
Don Antonio Lee Chi Uan Integrated School	14,066,000	1,179,000	15,245,000	365,000
Gatiawin High School	8,665,000	1,508,000	10,173,000	155,000
Gerry Rodriguez High School	10,265,000	966,000	11,231,000	735,000
Gulap High School		500,000	500,000
Lanang High School	3,068,000	850,000	3,918,000
Macabebe High School	13,946,000	1,255,000	15,201,000	421,000
Malauli High School	5,924,000	780,000	6,704,000	231,000
Malusac National High School	6,478,000	695,000	7,173,000	229,000
Mangga High School	4,784,000	956,000	5,740,000	284,000
Mapaniqui National High School	10,336,000	1,307,000	11,643,000	358,000
Nabuclod Integrated School	1,726,000	432,000	2,158,000	155,000
Paralaya High School	17,172,000	1,356,000	18,528,000
Pasay City North High School - Basa Air Base Annex	8,446,000	692,000	9,138,000
Pedrita National High School		489,000	489,000
Planas High School	9,777,000	1,125,000	10,902,000	284,000
Prado Siongco High School	431,000	834,000	1,265,000
Pulong Gubat High School	1,828,000	679,000	2,507,000	155,000
Rodolfo V. Feliciano Memorial High School	13,166,000	1,806,000	14,972,000
Salapungan National High School - Annex Mandili	6,755,000	1,112,000	7,867,000	573,000
Sampaga High School	13,665,000	1,193,000	14,858,000	155,000
San Antonio Integrated School		384,000	384,000
San Basilio National High School	11,092,000	1,169,000	12,261,000	340,000
San Esteban National High School	9,019,000	803,000	9,822,000	155,000
San Esteban National High School-Consuelo		621,000	621,000	155,000
San Isidro National High School (San Jose Integrated)	5,604,000	791,000	6,395,000	155,000
San Isidro National High School, Bacolor	11,229,000	1,012,000	12,241,000	216,000
San Jose Gumi Integrated School	2,204,000	585,000	2,789,000
San Jose National High School	10,217,000	1,060,000	11,277,000	426,000
San Juan Baño High School	3,452,000	1,158,000	4,610,000	155,000
San Juan-San Luis National High School	10,050,000	991,000	11,041,000	276,000
San Luis National High School	24,305,000	2,167,000	26,472,000	1,892,000
San Nicolas Integrated School	4,560,000	510,000	5,070,000
San Roque Arbol High School	5,985,000	942,000	6,927,000	246,000
San Simon High School	21,520,000	1,928,000	23,448,000	880,000
Santiago National High School	1,726,000	952,000	2,678,000	155,000
Sapang Kawayan High School	4,360,000	657,000	5,017,000	179,000
Sapang Uwak High School		549,000	549,000	155,000
Sebitanan Integrated School	3,455,000	482,000	3,937,000	155,000
Senior High School in Apalit, Pampanga				1,322,000
Senior High School in Magalang, Pampanga				1,522,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	855
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Sitio Mindanao Integrated School	1,294,000	390,000	1,684,000
Sta. Ana Central High School		791,000	791,000
Sta. Catalina High School	8,074,000	849,000	8,923,000	155,000
Sta. Monica High School	4,885,000	993,000	5,878,000	231,000
Sta. Teresa II Integrated School	4,176,000	639,000	4,815,000
Sto. Rosario National High School		1,039,000	1,039,000
Sto. Tomas National High School, Sto. Tomas	10,970,000	992,000	11,962,000	449,000
Sucad National High School, Apalit	11,768,000	1,009,000	12,777,000	469,000
Tagulod National High School	5,637,000	723,000	6,360,000	284,000
Tarik Suliman High School	13,426,000	1,137,000	14,563,000	555,000
Telacsan National High School	12,833,000	936,000	13,769,000	510,000
Telesforo Natividad National High School	12,608,000	1,365,000	13,973,000	614,000
Valdez High School		652,000	652,000
Villa Maria Integrated School	4,381,000	545,000	4,926,000	263,000
Vizal San Pablo National High School		471,000	471,000
Wenceslao Village High School	7,329,000	697,000	8,026,000

Division of San Fernando City	243,458,000	24,180,000	267,638,000	8,490,000

Division Office - Proper	4,722,000		4,722,000
Archbishop Emilio Cinense Integrated School	3,066,000	533,000	3,599,000	155,000
Baliti Integrated School	9,703,000	854,000	10,557,000	330,000
Calulut Integrated School	8,591,000	1,284,000	9,875,000	637,000
City of San Fernando Tech-Voc Senior High School				558,000
City of San Fernando West Integrated School	8,916,000	640,000	9,556,000	180,000
Del Carmen Integrated School	4,419,000	793,000	5,212,000	375,000
Del Rosario Integrated School	434,000	611,000	1,045,000
Dolores Integrated School	434,000	744,000	1,178,000
Dolores Stand-Alone Senior High School				716,000
Information and Communication Technology (ICT) High School	11,776,000	1,096,000	12,872,000	667,000
Lara Integrated School	6,863,000	686,000	7,549,000
Magliman Integrated School	5,585,000	643,000	6,228,000	155,000
Maimpis Integrated School	10,286,000	905,000	11,191,000	355,000
Malino Integrated School	2,684,000	523,000	3,207,000
Malpitic Integrated School	3,512,000	611,000	4,123,000
Northville High School	34,545,000	2,466,000	37,011,000	1,283,000
Nuestra Señora del Pilar Integrated School	23,077,000	1,242,000	24,319,000	596,000
Pandaras Integrated School	1,314,000	435,000	1,749,000	155,000
Panipuan High School	17,216,000	1,142,000	18,358,000	588,000
Pulungbulu Integrated School	3,062,000	628,000	3,690,000	155,000
Saguin Integrated School	7,687,000	719,000	8,406,000	155,000
San Agustin Integrated School	3,619,000	660,000	4,279,000
San Isidro Integrated School	19,284,000	1,529,000	20,813,000
San Jose Panlumacan Integrated School	3,946,000	676,000	4,622,000
San Nicolas Integrated School	11,549,000	887,000	12,436,000	155,000
San Pablo Integrated School	3,515,000	668,000	4,183,000
San Pedro Integrated School		505,000	505,000
St. Vincent of Quebiawan Integrated School	12,291,000	856,000	13,147,000	342,000
Sta. Lucia Integrated School	9,440,000	1,044,000	10,484,000	413,000
Telabastagan Integrated School	11,922,000	800,000	12,722,000	520,000

Division of San Jose City	85,414,000	10,847,000	96,261,000	3,877,000

Division Office - Proper	1,607,000		1,607,000
Bagong Sikat Integrated School		478,000	478,000
Caanawan National High School (Constancio Padilla National High School - Caanawan Annex)	21,590,000	2,044,000	23,634,000	1,151,000
Kaliwanagan National High School		701,000	701,000
Kita-Kita High School	10,472,000	1,208,000	11,680,000	370,000
Porais National High School	15,984,000	1,346,000	17,330,000	621,000
Salvador and Ofelia Dysico Tabulac High School		596,000	596,000
San Agustin Integrated School	3,577,000	860,000	4,437,000	365,000
Sto. Niño 3rd National High School	14,953,000	1,615,000	16,568,000	604,000
Tayabo High School	6,693,000	943,000	7,636,000	388,000
Tondod National High School	10,538,000	1,056,000	11,594,000	378,000

856	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Division of San Jose del Monte City	253,577,000	28,335,000	281,912,000	6,706,000

Division Office - Proper	5,100,000		5,100,000
Bagong Buhay A Integrated School	863,000	756,000	1,619,000
Bagong Buhay B Integrated School	863,000	1,420,000	2,283,000	249,000
Bagong Buhay F Integrated School	863,000	526,000	1,389,000
Citrus National High School (Citrus High School)	36,412,000	2,679,000	39,091,000	398,000
City of San Jose del Monte National Science High School	6,190,000	1,094,000	7,284,000	959,000
Kakawate High School	21,828,000	2,045,000	23,873,000	1,395,000
Kaypian National High School	32,312,000	2,969,000	35,281,000	1,288,000
Marangal National High School	36,595,000	3,311,000	39,906,000	890,000
Mulawin National High School	5,693,000	1,669,000	7,362,000	205,000
Muzon Harmony Hills High School	41,875,000	3,205,000	45,080,000	175,000
San Isidro National High School	431,000	853,000	1,284,000
San Jose del Monte Heights High School	18,169,000	2,439,000	20,608,000
San Manuel National High School	3,884,000	1,344,000	5,228,000
San Rafael National High School	8,071,000	1,530,000	9,601,000	193,000
Sto. Cristo National High School	34,428,000	2,495,000	36,923,000	954,000

Division of Tarlac	416,472,000	53,203,000	469,675,000	23,937,000

Division Office - Proper	8,092,000		8,092,000
Amacalan Integrated School		461,000	461,000
Anastacio G. Yumul High School	21,567,000	1,705,000	23,272,000	987,000
Aranguren Integrated School	14,727,000	1,168,000	15,895,000	482,000
Balayang High School	7,694,000	1,065,000	8,759,000	403,000
Bamban National High School	9,840,000	1,133,000	10,973,000	497,000
Bantog Integrated School		335,000	335,000
Baquero Norte Integrated School	1,294,000	497,000	1,791,000
Bigbiga Integrated School		335,000	335,000
Birbira High School	15,173,000	1,264,000	16,437,000	718,000
Buenlag National High School	7,501,000	793,000	8,294,000	208,000
Bueno Integrated School	1,726,000	384,000	2,110,000
Burgos Integrated School		404,000	404,000
Burog Integrated School		335,000	335,000
Caanamongan National High School	7,245,000	716,000	7,961,000	284,000
Calawitan High School (resettlement school) - Calangitan High School (resettlement school)	6,951,000	743,000	7,694,000	238,000
Calayaan Integrated School	431,000	347,000	778,000
Calipayan National High School		687,000	687,000	219,000
Camiling Science High School		529,000	529,000
Capas Senior High School				4,984,000
Carabaoan-Caocaoayan National High School	1,444,000	665,000	2,109,000	168,000
Cardona National High School	7,549,000	812,000	8,361,000	309,000
Comillas National High School	15,112,000	1,077,000	16,189,000	527,000
Demetrio F. Nagtalon Integrated School	863,000	372,000	1,235,000
Don Casimiro G. Tanedo Integrated School	6,215,000	789,000	7,004,000	259,000
Dueg High School (resettlement school)	3,960,000	548,000	4,508,000	174,000
Estipona National High School - Annex	7,677,000	1,131,000	8,808,000	629,000
Estrella Aquino National High School	3,231,000	790,000	4,021,000	218,000
Gerona Western National High School	10,721,000	841,000	11,562,000	401,000
Jose V. Yap National High School	49,074,000	4,135,000	53,209,000	3,066,000
La Purisima Integrated School		335,000	335,000
Labney Integrated School	863,000	372,000	1,235,000
Maamot Integrated School		549,000	549,000
Magao High School		874,000	874,000
Mainang High School		593,000	593,000
Malacampa National High School	25,922,000	2,144,000	28,066,000	2,817,000
Malasa Integrated School		345,000	345,000
Maungib National High School	7,659,000	784,000	8,443,000	160,000
Mayantoc Technical-Vocational High School	8,349,000	1,083,000	9,432,000	406,000
Nambalan Integrated School	1,726,000	422,000	2,148,000	155,000
O’Donnel High School - Annex	5,464,000	983,000	6,447,000	314,000
Pacpaco Integrated School	1,303,000	515,000	1,818,000
Pilpila National High School	4,789,000	670,000	5,459,000	158,000
Pitombayog National High School	13,238,000	1,137,000	14,375,000	482,000
Quezon National High School	7,520,000	747,000	8,267,000	249,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	857
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Sacata National High School	9,536,000	867,000	10,403,000	365,000
San Agustin Integrated School, Gerona	431,000	397,000	828,000
San Agustin Integrated School, San Manuel	3,033,000	660,000	3,693,000
San Bartolome National High School	10,219,000	671,000	10,890,000	226,000
San Clemente Integrated School	1,743,000	811,000	2,554,000
San Jose National High School	7,893,000	689,000	8,582,000	249,000
San Juan de Valdez Integrated School	9,012,000	897,000	9,909,000	281,000
San Juan Integrated School		347,000	347,000
San Manuel National High School	10,431,000	1,422,000	11,853,000	913,000
Santa Ignacia National High School		751,000	751,000
Santiago Integrated School	863,000	422,000	1,285,000
Sapang National High School	13,946,000	1,130,000	15,076,000	449,000
Sta. Ines National High School	6,633,000	780,000	7,413,000	261,000
Sta. Monica Integrated School	863,000	369,000	1,232,000
Sta. Rosa Integrated School	8,682,000	1,041,000	9,723,000	243,000
Surgui Integrated School	880,000	492,000	1,372,000
Timmaguab Integrated School		352,000	352,000
Toledo Integrated School		381,000	381,000
Vargas National High School	8,439,000	900,000	9,339,000	304,000
Ventinilla High School	14,379,000	1,366,000	15,745,000	413,000
Victoria National High School - Annex	8,397,000	981,000	9,378,000	216,000
Villa Aglipay National High School - Iba High School	8,840,000	995,000	9,835,000	350,000
Villa Aglipay National High School - Moriones High School	7,332,000	868,000	8,200,000	155,000

Division of Tarlac City	109,608,000	11,985,000	121,593,000	2,966,000

Division Office - Proper	2,171,000		2,171,000
Armenia Integrated School	7,247,000	822,000	8,069,000	233,000
Balanti High School	2,161,000	687,000	2,848,000	155,000
Balibago Primero Integrated School	12,738,000	1,089,000	13,827,000	436,000
Baras Baras High School	16,021,000	1,311,000	17,332,000	304,000
Batangbatang Integrated School	3,676,000	506,000	4,182,000
Burot Integrated School	8,856,000	898,000	9,754,000	210,000
Central Azucarera De Tarlac National High School Annex		772,000	772,000
Matatalaib High School	16,214,000	1,559,000	17,773,000	454,000
Sapang Maragul Integrated School	924,000	599,000	1,523,000
Sinait Integrated School		431,000	431,000
Sto. Cristo Integrated School	39,600,000	3,311,000	42,911,000	1,174,000

Division of Zambales	228,609,000	43,351,000	271,960,000	6,931,000

Division Office - Proper	4,628,000		4,628,000
Acoje National High School	6,307,000	536,000	6,843,000	155,000
Agusuhin High School	5,061,000	733,000	5,794,000	155,000
Angeles National High School	9,781,000	760,000	10,541,000	190,000
Babuyan Integrated School	863,000	383,000	1,246,000	155,000
Bamban National High School	5,804,000	1,385,000	7,189,000	213,000
Bancal Integrated School	1,303,000	830,000	2,133,000	327,000
Bangan-Capayawan Integrated School	1,357,000	393,000	1,750,000
Bani National High School Coto Annex	3,619,000	559,000	4,178,000	171,000
Baquilan High School (resettlement school)	9,133,000	916,000	10,049,000	330,000
Batiawan-I Integrated School		387,000	387,000	155,000
Beneg National High School	6,173,000	562,000	6,735,000	159,000
Botolan North Integrated School	1,294,000	415,000	1,709,000
Bucao Integrated School	863,000	388,000	1,251,000
Buhawen High School	5,607,000	683,000	6,290,000	165,000
Bunga Integrated School		335,000	335,000
Cabatuan Integrated School		345,000	345,000
Cabitaugan Integrated School	3,708,000	384,000	4,092,000
Calapandayan Integrated School	1,726,000	1,004,000	2,730,000
Carael Integrated School	863,000	365,000	1,228,000
Cawag High School (resettlement school)	9,095,000	723,000	9,818,000	155,000
Collat Integrated School	863,000	1,311,000	2,174,000
Consuelo Integrated School	863,000	368,000	1,231,000
Dojoc Balite Integrated School	1,325,000	345,000	1,670,000	155,000
Don Brigido Miraflor Integrated School	4,826,000	976,000	5,802,000	281,000

858	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Don Marcelo C. Marty High School		1,330,000	1,330,000	155,000
Doña Luisa Obieta Integrated School		335,000	335,000
Gov. Manuel Barreto National High School Annex II - Don Getulio F. Arendaeng High School	3,728,000	710,000	4,438,000
Hanjin Integrated School	4,443,000	656,000	5,099,000
Ilwas Integrated School (Josephine Khonghun Special Education Center)	6,986,000	680,000	7,666,000
Judd Hendricks Memorial Aeta Integrated School	863,000	345,000	1,208,000
Kinabuksan Integrated School	863,000	384,000	1,247,000	155,000
Lakas High School	3,432,000	670,000	4,102,000	155,000
Laoag Integrated School	3,050,000	625,000	3,675,000
Longos Integrated School	894,000	588,000	1,482,000
Loob Bunga High School (resettlement school)	11,617,000	993,000	12,610,000	294,000
Looc Integrated School	1,726,000	393,000	2,119,000
Maguisguis Integrated School	431,000	351,000	782,000	155,000
Mambog Integrated School	1,303,000	354,000	1,657,000
Moraza Integrated School		335,000	335,000
Nacolcol Integrated School	863,000	414,000	1,277,000
Nagbunga Integrated School		335,000	335,000
Nagyantok High School	7,592,000	957,000	8,549,000	383,000
Namatacan National High School	3,406,000	644,000	4,050,000	155,000
Naugsol Integrated School	5,389,000	588,000	5,977,000	185,000
Paite-Balincaguing National High School	4,338,000	687,000	5,025,000	181,000
Pamatawan Integrated School	3,784,000	607,000	4,391,000
Poonbato Integrated School	863,000	345,000	1,208,000
Porac Integrated School	894,000	345,000	1,239,000
Pundakit High School	1,739,000	737,000	2,476,000	155,000
Sagpat High School	3,361,000	581,000	3,942,000	168,000
San Agustin Integrated School	5,639,000	726,000	6,365,000
San Fernando High School		653,000	653,000
San Isidro Integrated School	863,000	345,000	1,208,000
San Juan Integrated School	431,000	448,000	879,000	155,000
San Marcelino High School	4,305,000	582,000	4,887,000	190,000
San Rafael High School	4,878,000	705,000	5,583,000	264,000
San Salvador High School	7,058,000	695,000	7,753,000	266,000
Santiago Integrated School	1,294,000	345,000	1,639,000
Sta. Barbara Integrated School	863,000	534,000	1,397,000
Sta. Fe National High School	5,110,000	602,000	5,712,000	155,000
Sto. Rosario Integrated School	18,764,000	1,273,000	20,037,000	243,000
Sto. Tomas National High School	9,303,000	1,098,000	10,401,000	155,000
Subic National High School Annex III - Batiawan Annex Integrated School	4,518,000	511,000	5,029,000
Subic National High School Annex IV - San Isidro High School		1,058,000	1,058,000	441,000
Subic National High School Annex V - Iiwas High School		1,678,000	1,678,000
Subic National High School Annex VI - Sacatihan High School		524,000	524,000
Uacon Integrated School	7,662,000	761,000	8,423,000
Ubat Integrated School	431,000	393,000	824,000	155,000
Villar Integrated School	863,000	345,000	1,208,000

Region IVA - CALABARZON	3,347,323,000	485,135,000	3,832,458,000	342,825,000

Division of Antipolo City	178,215,000	16,260,000	194,475,000	13,714,000

Division Office - Proper	3,575,000		3,575,000
Antipolo City National Science and Technology High School	6,413,000	920,000	7,333,000	500,000
Antipolo City Senior High School				7,695,000
Apia Integrated School	863,000	430,000	1,293,000
Binayoyo Integrated School	1,329,000	414,000	1,743,000
Calawis National High School	11,273,000	919,000	12,192,000	515,000
Canumay National High School	3,125,000	701,000	3,826,000	205,000
Dalig National High School	36,067,000	2,991,000	39,058,000	1,329,000
Dela Paz National High School	57,007,000	4,344,000	61,351,000	1,296,000
Kaysakat National High School	9,405,000	1,070,000	10,475,000	363,000
Muntindilaw National High School	19,412,000	1,523,000	20,935,000	862,000
Old Boso-Boso National High School	15,699,000	1,580,000	17,279,000	515,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	859
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Rizza National High School	14,047,000	1,368,000	15,415,000	434,000

Division of Bacoor City	124,467,000	21,908,000	146,375,000	12,071,000

Division Office - Proper	2,549,000		2,549,000
Bacoor National High School - Gawaran Annex	14,548,000	1,881,000	16,429,000
Bacoor National High School - Villa Maria Annex		2,368,000	2,368,000
City of Bacoor National High School - Georgetown	15,794,000	3,324,000	19,118,000
City of Bacoor National High School - San Nicolas	20,911,000	3,440,000	24,351,000
City of Bacoor National High School - Springville	17,780,000	2,466,000	20,246,000
City of Bacoor National High School- Salinas	13,063,000	2,313,000	15,376,000
Mariano Gomes National High School	33,740,000	4,728,000	38,468,000
Responsible Village Leaders Learning Academy (REVILLA) High School	6,082,000	1,388,000	7,470,000
Senior High School in Progressive, Bacoor City				1,730,000
Senior High School in San Nicholas III, Bacoor City				6,662,000
Senior High School within Bacoor Elementary School				1,568,000
Senior High School within Sineguelasan Elementary School				944,000
Senior High School-Dulong Bayan				1,167,000

Division of Batangas	642,386,000	76,447,000	718,833,000	89,475,000

Division Office - Proper	11,998,000		11,998,000
Agoncillo National High School	12,443,000	1,216,000	13,659,000
Agoncillo Senior High School				2,174,000
Alitagtag Senior High School				1,885,000
Alupay Integrated National High School	13,435,000	1,129,000	14,564,000	961,000
Ananias C. Hernandez Memorial National High School	10,794,000	904,000	11,698,000
Angeles Luistro Integrated Senior High School	3,200,000	631,000	3,831,000	157,000
Apacay Integrated School	431,000	345,000	776,000
Aplaya National High School	5,795,000	689,000	6,484,000
Apolinario Mabini National High School	3,337,000	622,000	3,959,000
As-Is Integrated School	866,000	521,000	1,387,000
Balakilong Integrated School	1,311,000	732,000	2,043,000
Balayan Senior High School				7,388,000
Balaytigue National High School	11,564,000	960,000	12,524,000
Balibago-Biga National High School	9,528,000	897,000	10,425,000
Banyaga National High School	12,815,000	1,199,000	14,014,000
Basilio S. Marasigan Memorial National High School	1,294,000	532,000	1,826,000
Batangas High School for Culture and Arts	3,804,000	643,000	4,447,000	155,000
Batangas Province Science High School	3,965,000	601,000	4,566,000
Bayanan National High School	8,625,000	879,000	9,504,000
Bayawang Integrated School	875,000	349,000	1,224,000
Bigain Integrated School	8,080,000	844,000	8,924,000	190,000
Bilogo Integrated National High School	11,147,000	907,000	12,054,000	233,000
Bolbok National High School	8,776,000	914,000	9,690,000
Bugaan Integrated School	2,174,000	841,000	3,015,000
Bukal Integrated National High School	13,123,000	1,115,000	14,238,000	358,000
Bulihan Integrated Senior High School	11,258,000	841,000	12,099,000	464,000
Bunducan National High School	6,887,000	730,000	7,617,000
Cahil National High School	10,123,000	864,000	10,987,000
Calaca Senior High School				6,860,000
Calantas Integrated School		651,000	651,000
Calantas National High School	4,331,000	681,000	5,012,000
Calantas Senior High School				629,000
Calatagan Senior High School				3,472,000
Calubcub I Senior High School				1,266,000
Canda Integrated School	431,000	522,000	953,000
Catandaan Yabut National High School	7,366,000	830,000	8,196,000
Cubamba Integrated School	863,000	443,000	1,306,000
Cuenca National High School	16,891,000	1,774,000	18,665,000
Cuenca Senior High School				3,069,000
Dionisio P. Vito National High School	6,869,000	840,000	7,709,000
Don Julio Leviste Memorial National High School	6,201,000	809,000	7,010,000
Doña Maria Laurel Platon School of Agriculture	17,442,000	1,830,000	19,272,000
Dr. Bonifacio A. Masilungan National High School	9,202,000	1,064,000	10,266,000	667,000
Emilia L. Malabanan Integrated School	866,000	431,000	1,297,000

860	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Francisco G. Perez Memorial National High School	9,615,000	764,000	10,379,000
Ilat National High School	9,514,000	796,000	10,310,000
Inicluban National High School	7,481,000	678,000	8,159,000
Itlugan National High School	11,397,000	902,000	12,299,000	728,000
Jaybanga Integrated National High School	6,418,000	834,000	7,252,000	276,000
Kaylaway National High School	16,751,000	1,383,000	18,134,000
Lemery Senior High School				8,303,000
Lian Senior High School				2,131,000
Libato National High School	863,000	608,000	1,471,000
Lipahan National High School	10,465,000	1,103,000	11,568,000
Lobo Senior High School				2,706,000
Lucban National High School	12,033,000	1,039,000	13,072,000
Lucsuhin Integrated School	866,000	398,000	1,264,000
Lumangbayan Integrated National High School	2,183,000	802,000	2,985,000	165,000
Lumbang Na Matanda National High School	6,841,000	826,000	7,667,000
Luta Sur National High School	431,000	952,000	1,383,000
Luya Integrated School	866,000	510,000	1,376,000
Mabalor - Catandala Integrated School	1,303,000	409,000	1,712,000
Mabini National High School	6,813,000	720,000	7,533,000
Macalamcam-B National High School	7,162,000	694,000	7,856,000
Mahanadiong National High School	3,932,000	1,186,000	5,118,000
Mainaga-San Francisco Integrated School	863,000	396,000	1,259,000
Malabrigo National High School	9,169,000	878,000	10,047,000
Malaking Pook National High School	8,579,000	785,000	9,364,000
Malapad na Bato National High School	7,303,000	724,000	8,027,000
Malapad na Parang National High School	7,019,000	832,000	7,851,000
Malvar Senior High School				4,689,000
Marcos Espejo Integrated School	1,297,000	624,000	1,921,000
Maria Paz Fronda National High School	6,786,000	695,000	7,481,000
Mataasnakahoy Senior High School				2,001,000
Matabungkay National High School	17,048,000	1,454,000	18,502,000
Mavalor Integrated School	434,000	380,000	814,000
Maximo T. Hernandez Memorial Integrated High School	10,048,000	976,000	11,024,000	522,000
Mayuro National High School	12,884,000	997,000	13,881,000
Mayuro Senior High School				706,000
Nagsaulay Integrated National High School	10,095,000	928,000	11,023,000	287,000
Nasugbu East Senior High School				3,406,000
Nasugbu National High School		558,000	558,000
Pacita Ramos Mendoza Memorial National High School	3,813,000	622,000	4,435,000
Palakpak Integrated National High School	6,789,000	590,000	7,379,000	193,000
Pantalan Senior High School				5,965,000
Papaya National High School	7,335,000	830,000	8,165,000
Payapa Senior High School				868,000
Pinagbayanan Integrated National High School	10,383,000	1,193,000	11,576,000	672,000
Pinagsibaan Integrated School	440,000	355,000	795,000
Placido T. Amo Senior High School				3,049,000
Primitivo Kalaw Senior High School				875,000
Procopio Mailig Memorial Integrated School	2,174,000	701,000	2,875,000
Pulangbato National High School	863,000	674,000	1,537,000
Puting Kahoy National High School	2,320,000	741,000	3,061,000
Rosario Technical High School	14,002,000	1,330,000	15,332,000
Sampa-Pacifico Integrated School	1,303,000	684,000	1,987,000	155,000
Sampiro Integrated Senior High School	6,875,000	763,000	7,638,000	198,000
San Agustin Integrated School	2,620,000	894,000	3,514,000
San Gregorio Integrated School	492,000	537,000	1,029,000
San Isidro National High School	4,768,000	1,100,000	5,868,000
San Isidro National High School, Malvar	11,402,000	651,000	12,053,000
San Isidro-Malvar Senior High School				595,000
San Juan Senior High School				1,928,000
San Luis Senior High School				783,000
San Nicolas Integrated High School	11,619,000	1,560,000	13,179,000	989,000
San Pascual Senior High School 1				3,186,000
San Pascual Senior High School 2				746,000
San Pedro I Integrated School		335,000	335,000
San Piro National High School	15,484,000	1,116,000	16,600,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	861
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Vicente Manalupang National High School	7,271,000	598,000	7,869,000
Santiago National High School	12,988,000	1,227,000	14,215,000
Taal Senior High School				3,231,000
Tala Senior High School				855,000
Talisay Senior High School				2,734,000
Tambo Integrated School	431,000	397,000	828,000
Taysan Senior High School				2,024,000
The Saint Isidore National High School	8,582,000	707,000	9,289,000
Tilambo National High School	8,686,000	828,000	9,514,000
Timbugan National High School	7,694,000	754,000	8,448,000
Tingloy Senior High School				1,139,000
Tulos National High School	8,157,000	645,000	8,802,000
Tumalim National High School	11,849,000	971,000	12,820,000
Tuy National High School	9,477,000	1,033,000	10,510,000
Tuy Senior High School				3,442,000

Division of Batangas City	93,316,000	10,663,000	103,979,000	10,328,000

Division Office - Proper	1,890,000		1,890,000
Alangilan Senior High School				4,925,000
Batangas City High School for the Arts	1,362,000	604,000	1,966,000
Batangas City South Senior High School				890,000
Conde Labac Integrated School	12,014,000	1,034,000	13,048,000	670,000
Gulod Integrated School		335,000	335,000
Gulod Senior High School				1,644,000
Haligue Silangan National High School	434,000	676,000	1,110,000
Mahabang Dahilig Senior High School - Stand-Alone				1,159,000
Malitam National High School	3,611,000	1,013,000	4,624,000
San Agapito Integrated High School	5,036,000	577,000	5,613,000	192,000
San Agustin Integrated School	7,674,000	628,000	8,302,000	275,000
San Antonio National High School	4,180,000	562,000	4,742,000
Sta. Rita National High School	23,437,000	1,928,000	25,365,000
Talahib Pandayan National High School	7,448,000	695,000	8,143,000
Talumpok Integrated School	9,051,000	825,000	9,876,000	256,000
Tinga Sorosoro Integrated School	17,179,000	1,786,000	18,965,000	317,000

Division of Biñan City	4,410,000	7,717,000	12,127,000	5,373,000

Division Office - Proper	95,000		95,000
Biñan City Science and Technology High School	1,294,000	872,000	2,166,000
Biñan City Senior High School - San Antonio Campus				2,552,000
Biñan City Senior High School - West Campus				984,000
Biñan Senior High School Sto. Tomas Campus				713,000
Biñan Senior High School Timbao Campus				1,124,000
Dela Paz National High School		1,809,000	1,809,000
Mamplasan National High School - Jacobo Annex		1,356,000	1,356,000
Southville 5-A Integrated National High School	3,021,000	3,345,000	6,366,000
St. Anthony Integrated School		335,000	335,000

Division of Cabuyao City	12,123,000	7,804,000	19,927,000	3,169,000

Division Office - Proper	284,000		284,000
Casile Integrated National High School	2,333,000	780,000	3,113,000	188,000
Diezmo Integrated School		714,000	714,000
Mamatid National High School		4,450,000	4,450,000
Mamatid Senior High School				1,507,000
Marinig National High School	9,506,000	1,515,000	11,021,000
Pittland Integrated School		345,000	345,000
Pulo Senior High School				1,474,000

Division of Calamba City	89,482,000	10,704,000	100,186,000	4,010,000

Division Office - Proper	1,701,000		1,701,000
Bubuyan Integrated School	7,286,000	1,074,000	8,360,000	335,000
Bunggo National High School	9,395,000	858,000	10,253,000	365,000
Buntog National High School	4,456,000	556,000	5,012,000
Calamba City School for the Arts	3,570,000	845,000	4,415,000	183,000
Calamba City Science Integrated School	8,312,000	1,036,000	9,348,000	1,478,000
Canlubang Integrated School	7,152,000	617,000	7,769,000	184,000

862	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Integrated School of Lawa	15,649,000	1,478,000	17,127,000	631,000
Mabato National High School	9,123,000	633,000	9,756,000
Majada In Integrated School	18,123,000	1,581,000	19,704,000	834,000
San Cristobal National High School	4,715,000	2,026,000	6,741,000

Division of Cavite	161,591,000	38,247,000	199,838,000	19,519,000

Division Office - Proper	3,210,000		3,210,000
Angelo L. Loyola Senior High School				6,629,000
Anuling Integrated High School	6,530,000	824,000	7,354,000	302,000
Banaba Cerca Integrated School	2,630,000	704,000	3,334,000
Bucal National High School - Sta. Mercedes Annex		589,000	589,000
Buck Estate National High School	6,741,000	761,000	7,502,000
Caluangan National High School	8,784,000	889,000	9,673,000
Calumpang National High School		907,000	907,000
Centro De Naic National High School	10,072,000	3,142,000	13,214,000
Ciudad Nuevo De Naic National High School	14,997,000	3,926,000	18,923,000
Emilia Ambalada Poblete Integrated High School	26,923,000	3,996,000	30,919,000	2,224,000
Escuela Secondaria Señor de Salinas				987,000
Eugenio Cabezas National High School	7,735,000	1,674,000	9,409,000
Fiscal Mundo National High School	9,338,000	1,242,000	10,580,000
General Mariano Alvarez National High School	2,774,000	1,630,000	4,404,000
Halang Banaybanay Integrated School	7,824,000	852,000	8,676,000	294,000
Indang Integrated National High School	866,000	3,170,000	4,036,000	2,353,000
Kaysuyo National High School	4,240,000	591,000	4,831,000
Malainen Bago Integrated School		554,000	554,000
Mendez-Nuñez National High School	4,340,000	999,000	5,339,000
Naic Senior High School Stand-Alone				731,000
Noveleta Senior High School				913,000
Palocpoc National High School	6,667,000	703,000	7,370,000
Pangil National High School	6,465,000	761,000	7,226,000
Pedro Alegre Aure Senior High School				893,000
Pueblo del Mar National High School	960,000	889,000	1,849,000
Pulo Ni Sara Integrated School	7,736,000	785,000	8,521,000	236,000
Punta National High School		557,000	557,000
Tagaytay City Integrated School	5,255,000	946,000	6,201,000
Talon Integrated School	6,992,000	983,000	7,975,000	165,000
Tanza National Trade School Annex		2,756,000	2,756,000
Taywanak National High School	4,014,000	631,000	4,645,000
Timalan Hillsview Integrated School		682,000	682,000
Trece Martires City National High School - Conchu Annex		1,409,000	1,409,000
Trece Martires City Senior High School				3,792,000
Ulat Integrated School	6,498,000	695,000	7,193,000

Division of Dasmariñas City	176,973,000	15,836,000	192,809,000	11,561,000

Division Office - Proper	3,588,000		3,588,000
Dr. Jose P. Rizal Senior High School				2,288,000
Edilberto S. Legaspi Integrated High School	2,713,000	2,347,000	5,060,000
Francisco E. Barzaga Integrated High School	59,905,000	3,748,000	63,653,000	1,816,000
Langkaan II National High School - Congressional National High School Annex	37,887,000	2,591,000	40,478,000
New Era Senior High School				698,000
Paliparan II Integrated High School	68,971,000	3,932,000	72,903,000	1,613,000
Paliparan III Senior High School				5,146,000
Salawag National High School	3,909,000	3,218,000	7,127,000

Division of General Trias City	134,326,000	16,731,000	151,057,000	10,385,000

Division Office - Proper	2,643,000		2,643,000
Andres A. Nocon National High School	21,634,000	1,994,000	23,628,000
Governor Luis A. Ferrer, Jr. East National High School	41,013,000	4,617,000	45,630,000
Lucio A. Nocon National High School	7,741,000	3,144,000	10,885,000
Luis Y. Ferrer, Jr. North National High School	32,834,000	3,684,000	36,518,000
Luis Y. Ferrer, Jr. Senior High School				10,385,000
Luis Y. Ferrer, Jr. West National High School	28,461,000	3,292,000	31,753,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	863
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Division of Imus City	70,094,000	13,658,000	83,752,000	11,764,000

Division Office - Proper	1,512,000		1,512,000
Gen. Flaviano Yengko Senior High School (Senior High School in Pasong Buaya)				2,978,000
Gen. Juan Castañeda Senior High School (Senior High School in Anabu)				1,958,000
Gen. Pantaleon Garcia Senior High School (Senior High School in Pedro Reyes)				3,645,000
Gen. Tomas Mascardo National High School	27,131,000	5,603,000	32,734,000
General Licerio Topacio National High School	26,300,000	3,430,000	29,730,000
Gov. D. M. Camerino Integrated School	6,904,000	2,767,000	9,671,000
Gov. Juanito Reyes Remulla Senior High School (Senior High School in Toclong)				3,183,000
Hipolito Saquilayan National High School	8,247,000	1,858,000	10,105,000

Division of Laguna	266,284,000	42,966,000	309,250,000	34,799,000

Division Office - Proper	5,100,000		5,100,000
B.N. Calara Integrated National High School	3,037,000	1,142,000	4,179,000	568,000
Banca-Banca Integrated National High School	10,846,000	1,034,000	11,880,000	195,000
Barangay Longos Senior High School				727,000
Biñan Pagsanjan Senior High School				523,000
Bitin Integrated National High School	17,181,000	1,430,000	18,611,000	431,000
Buenaventura E. Fundialan Memorial Integrated National High School	4,975,000	914,000	5,889,000	418,000
Buenavista Integrated National High School	34,064,000	1,832,000	35,896,000	472,000
Bukal National High School, Cavinti	6,977,000	719,000	7,696,000
Calangay Integrated High School		574,000	574,000	182,000
Calminue Integrated National High School		522,000	522,000	221,000
Cavinti Integrated National High School	18,175,000	1,578,000	19,753,000	888,000
Dambo National High School	4,176,000	592,000	4,768,000
Dayap National High School (Mabacan Annex)		969,000	969,000
Dayap National Integrated High School		2,270,000	2,270,000	2,493,000
Galalan Integrated National High School		582,000	582,000	183,000
Gaudencio Octavio Integrated High School	2,174,000	737,000	2,911,000	155,000
Gov. Felicisimo T. San Luis Integrated Senior High School	34,729,000	2,145,000	36,874,000	870,000
Gov. Felicisimo T. San Luis National Agro-Industrial Integrated High School	11,414,000	1,117,000	12,531,000	639,000
Ibayiw Integrated National High School	17,216,000	1,447,000	18,663,000	642,000
J. Santiago Integrated High School		801,000	801,000	375,000
Laguna Science Integrated High School		788,000	788,000	431,000
Laguna Senior High School				6,962,000
Liliw Senior High School				1,278,000
Los Baños - Bayog Senior High School Stand-Alone				774,000
Los Baños Bambang Senior High School Stand-Alone				677,000
Los Baños Integrated School (LBCHS Annex)		1,791,000	1,791,000
Los Baños Lalakay Senior High School Stand-Alone				749,000
Los Baños Senior High School Stand-Alone				1,656,000
Lowland Integrated National High School		834,000	834,000	249,000
Luis C. Obial Senior High School				1,007,000
Luisiana Integrated National High School	1,737,000	1,057,000	2,794,000	670,000
Lumban Senior High School				746,000
Magdalena Integrated National High School		2,017,000	2,017,000	1,058,000
Masapang Integrated National High School	15,503,000	1,379,000	16,882,000	751,000
Masico National High School	12,574,000	1,186,000	13,760,000
Matalatala Integrated National High School		942,000	942,000	221,000
Nagcarlan Senior High School				571,000
Nanhaya National High School		925,000	925,000
Paagahan Integrated National High School	15,806,000	1,102,000	16,908,000	309,000
Pagsanjan Stand-Alone Senior High School				639,000
Pakil Senior High School (Stand-Alone Senior High School No. 2 Pakil)				635,000
Pila Senior High School				1,421,000
Poten & Eliseo M. Quesada Memorial National High School - Papatahan Annex		568,000	568,000

864	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Antonio Integrated National High School	2,672,000	911,000	3,583,000	368,000
San Benito National High School	1,303,000	669,000	1,972,000
San Buenaventura Integrated National High School - Main	7,205,000	707,000	7,912,000	176,000
San Roque National High School	8,550,000	972,000	9,522,000
Santa Cruz Integrated National High School	3,908,000	1,141,000	5,049,000	738,000
Sta. Catalina National High School Extension (Bakia-Botocan)		568,000	568,000
Stand-Alone Senior High School No. 21 Papatahan				562,000
Sto. Tomas Integrated High School	1,297,000	1,546,000	2,843,000	718,000
Suba National High School	12,112,000	869,000	12,981,000
Suba National High School (Gagalot Annex)		581,000	581,000
Tuntungin-Putho Integrated National High School	5,186,000	1,132,000	6,318,000	375,000
Upland Integrated National High School	8,367,000	876,000	9,243,000	350,000
Victoria Senior High School				726,000

Division of Lipa City	52,672,000	11,169,000	63,841,000	5,804,000

Division Office - Proper	1,040,000		1,040,000
Anilao Integrated National High School	13,871,000	1,200,000	15,071,000	175,000
Cumba-Quezon Integrated School	955,000	549,000	1,504,000
Gaudencio B. Lontok Memorial Integrated School	5,315,000	2,312,000	7,627,000
Lipa City Science Integrated National High School	7,094,000	823,000	7,917,000	408,000
Lipa City Senior High School				4,479,000
Lipa City Sports Academy				587,000
Pangao Integrated School	2,158,000	713,000	2,871,000
Plaridel National High School	3,585,000	1,163,000	4,748,000
Rizal Integrated National High School	8,499,000	875,000	9,374,000	155,000
San Jose Integrated School	3,122,000	1,215,000	4,337,000
Sen. Claro M. Recto Memorial Integrated School	6,170,000	1,927,000	8,097,000
Tangway Integrated School	863,000	392,000	1,255,000

Division of Lucena City	8,518,000	5,701,000	14,219,000	890,000

Division Office - Proper	189,000		189,000
Ibabang Talim Integrated High School	5,670,000	1,047,000	6,717,000	330,000
Lucena City National High School - Ilayang Dupay Extension		613,000	613,000
Lucena City National High School - Mayao Crossing Extension		971,000	971,000
Lucena Dalahican National High School - Barra Annex		865,000	865,000
Mayao Parada Agricultural Integrated High School		909,000	909,000	560,000
Napoleon Ravanzo National High School		852,000	852,000
Ransohan Integrated School	2,659,000	444,000	3,103,000

Division of Quezon	854,591,000	114,829,000	969,420,000	37,030,000

Division Office - Proper	16,970,000		16,970,000
Adela S. Torres National High School	6,870,000	1,030,000	7,900,000
Ajos National High School	6,471,000	826,000	7,297,000	155,000
Alejandro P. Libao National High School	11,189,000	811,000	12,000,000	205,000
Alitap Integrated School		335,000	335,000
Aloneros National High School	6,844,000	810,000	7,654,000	219,000
Ananias A. Diamante Integrated National High School	1,760,000	582,000	2,342,000	179,000
Angeles Caglate Integrated School	924,000	451,000	1,375,000
Apad Jomalig National High School		657,000	657,000
Apad National High School	4,859,000	649,000	5,508,000	155,000
Atty. Celso M. Reyes Integrated National High School	434,000	1,242,000	1,676,000	550,000
Bagong Silang National High School	6,198,000	767,000	6,965,000	238,000
Bagupaye Integrated High School	14,125,000	1,104,000	15,229,000	644,000
Balesin Integrated School	4,044,000	488,000	4,532,000	155,000
Balubad Integrated School	1,726,000	526,000	2,252,000
Bamban National High School	8,287,000	823,000	9,110,000	183,000
Bantad National High School	4,484,000	608,000	5,092,000	235,000
Bantulinao Integrated School	8,203,000	747,000	8,950,000	327,000
Batangan National High School	9,265,000	785,000	10,050,000	299,000
Bignay National High School	6,943,000	880,000	7,823,000	195,000
Binagbag Integrated High School	6,397,000	755,000	7,152,000	155,000
Binahaan Integrated School	4,431,000	847,000	5,278,000	406,000
Bonbon National High School	2,636,000	809,000	3,445,000	289,000
Bonifacio National High School	5,515,000	786,000	6,301,000	185,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	865
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Burgos National High School	1,294,000	575,000	1,869,000	168,000
Busdak National High School, Patnanungan	6,989,000	967,000	7,956,000	256,000
Butanguiad National High School	5,326,000	690,000	6,016,000	212,000
Cabibihan National High School	4,223,000	631,000	4,854,000	164,000
Cabong National High School	3,744,000	569,000	4,313,000	175,000
Cabulihan National High School	4,511,000	653,000	5,164,000	172,000
Cagbalete Island National High School	6,792,000	773,000	7,565,000	304,000
Cagsiay III National High School	866,000	611,000	1,477,000	155,000
Caigdal National High School	8,027,000	920,000	8,947,000	281,000
Calantas National High School	7,982,000	940,000	8,922,000	345,000
Calasumanga National High School	5,853,000	767,000	6,620,000	269,000
Callejon National High School	13,410,000	1,366,000	14,776,000	591,000
Calutcot Integrated School	1,294,000	460,000	1,754,000
Camohaguin National High School	12,526,000	1,129,000	13,655,000	416,000
Caridad Ilaya Integrated School	431,000	372,000	803,000
Carlagan Integrated School	863,000	611,000	1,474,000
Casay National High School	12,801,000	1,071,000	13,872,000	604,000
Castañas National High School	16,699,000	1,542,000	18,241,000	606,000
Catanauan National High School	10,572,000	975,000	11,547,000	299,000
CB Encarnado Integrated School	431,000	458,000	889,000
Cesar C. Tan Memorial National High School	2,158,000	956,000	3,114,000	621,000
Cogorin Ibaba National High School (Lopez National Comprehensive High School)	10,711,000	758,000	11,469,000	236,000
Danlagan National High School	7,463,000	905,000	8,368,000	578,000
Dao National High School	4,076,000	573,000	4,649,000	200,000
Dinigman Integrated School		356,000	356,000
Doña Francisca Alvarez Rejano Integrated School	11,776,000	958,000	12,734,000	469,000
Doña Salud National High School	3,699,000	640,000	4,339,000
Doongan Ilaya National High School (Catanauan National High School - Doongan Ilaya Extension)	9,272,000	849,000	10,121,000	335,000
Dr. Arsenio C. Nicolas Integrated National High School	5,972,000	676,000	6,648,000	254,000
Dr. Vivencio V. Marquez National High School	5,713,000	730,000	6,443,000	223,000
Dungawan National High School	6,268,000	775,000	7,043,000	244,000
Emilio V. Quizon National High School	5,293,000	983,000	6,276,000	444,000
Estanislao Perlas National High School	4,198,000	653,000	4,851,000	227,000
Evaristo R. Macalintal Memorial National High School (Cometa National High School)	12,086,000	994,000	13,080,000	270,000
General Luna National High School	863,000	926,000	1,789,000
Gloria Umali Integrated National High School	10,765,000	1,041,000	11,806,000	256,000
Gov. Anacleto C. Alcala National High School	10,564,000	958,000	11,522,000	342,000
Gregorio Reyes National High School	8,078,000	880,000	8,958,000	317,000
Guinayangan Senior High School				2,202,000
Guites National High School (Hondagua National High School - Guites Extension)	3,667,000	561,000	4,228,000	155,000
Gumaca Integrated School	6,747,000	709,000	7,456,000	325,000
Hagonghong Integrated High School	8,654,000	1,064,000	9,718,000	391,000
Huyon-Uyon National High School	5,783,000	773,000	6,556,000	156,000
Ilayang Ilog-A National High School	3,584,000	475,000	4,059,000	218,000
Ilayang Yuni Junior and Senior Integrated National High School	14,227,000	1,215,000	15,442,000	723,000
Jacinto G. Esplana National High School	7,602,000	789,000	8,391,000	155,000
Joel B. Arquiza National High School	2,629,000	608,000	3,237,000	175,000
Jomalig National High School (Talisay National High School)	13,376,000	1,199,000	14,575,000	578,000
Jongo National High School	2,167,000	726,000	2,893,000	304,000
Juanito C. Wagan Integrated National High School	1,862,000	798,000	2,660,000	155,000
Katimo National High School	7,291,000	729,000	8,020,000	421,000
Kinatakutan National High School	6,748,000	718,000	7,466,000	202,000
Lagay National High School	4,848,000	719,000	5,567,000	271,000
Lalig National High School	7,541,000	1,223,000	8,764,000	274,000
Lamon Bay School of Fisheries Annex - Capalohan, Calauag		641,000	641,000	155,000
Langgas National High School	8,944,000	840,000	9,784,000	281,000
Lina Gayeta - Lasquety National High School	7,322,000	782,000	8,104,000	312,000
Liwayway National High School	9,902,000	996,000	10,898,000	370,000
Lualhati D. Edaño National High School	5,395,000	688,000	6,083,000	170,000
Lubayat National High School	4,381,000	911,000	5,292,000	408,000

866	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Luod Integrated School	1,294,000	494,000	1,788,000
Mabunga National High School	3,539,000	697,000	4,236,000
Madagoldol Integrated School	431,000	372,000	803,000
Magsaysay National High School (Ajos National High School - Magsaysay Extension)	4,570,000	645,000	5,215,000	179,000
Magsikap Integrated School	431,000	425,000	856,000
Malaya National High School	6,259,000	672,000	6,931,000	214,000
Maligaya Integrated National High School	11,088,000	950,000	12,038,000	155,000
Maligaya National High School	1,325,000	718,000	2,043,000	256,000
Maligaya National High School - Buenavista	6,150,000	740,000	6,890,000	212,000
Malusak National High School	6,778,000	805,000	7,583,000	254,000
Mamala Integrated School	1,726,000	750,000	2,476,000	155,000
Mansilay National High School	3,748,000	681,000	4,429,000	155,000
Mapulot National High School	5,088,000	786,000	5,874,000	195,000
Mararaot Integrated School	431,000	357,000	788,000
Matandang Sabang National High School	9,465,000	985,000	10,450,000	502,000
Nabangka National High School	9,130,000	1,036,000	10,166,000	317,000
Nagsinamo National High School	4,320,000	622,000	4,942,000	197,000
Paaralang Sekundarya Ng Patnanungan Norte	1,816,000	630,000	2,446,000
Paaralang Sekundarya ng Umiray		774,000	774,000	380,000
Pablo D. Maningas National High School (Cometa National High School Extension - Argosino)	3,734,000	584,000	4,318,000	178,000
Pakiing National High School	7,739,000	922,000	8,661,000	325,000
Pamampangin National High School	5,898,000	710,000	6,608,000	208,000
Pambuhan Integrated School		335,000	335,000
Panikihan National High School	10,093,000	909,000	11,002,000	398,000
Panukulan National High School	6,518,000	891,000	7,409,000	297,000
Pili National High School	16,857,000	1,863,000	18,720,000	421,000
Pisipis National High School	3,179,000	535,000	3,714,000	173,000
Pitogo Community High School	12,908,000	1,439,000	14,347,000	844,000
Polillo National High School Extension		659,000	659,000
Polo Integrated School	863,000	465,000	1,328,000	155,000
Pugon National High School	6,755,000	763,000	7,518,000	208,000
Quezon Science High School	7,089,000	951,000	8,040,000	337,000
Renato Edaño Vicencio National High School	6,347,000	896,000	7,243,000	370,000
RT Camacho Integrated School	924,000	405,000	1,329,000
Rufina P. Trinidad Memorial National High School	5,250,000	657,000	5,907,000	259,000
Sabang National High School	7,204,000	834,000	8,038,000	299,000
Sampaloc National High School, Pitogo	5,078,000	615,000	5,693,000
San Francisco B National High School	8,988,000	898,000	9,886,000	413,000
San Isidro Integrated School	8,493,000	833,000	9,326,000	434,000
San Isidro National High School, Padre Burgos	7,031,000	783,000	7,814,000	223,000
San Jose National High School		621,000	621,000	177,000
San Nicolas Integrated School	431,000	345,000	776,000
San Pedro National High School	434,000	562,000	996,000
San Rafael National High School	6,733,000	676,000	7,409,000
San Roque Ilaya National High School	6,803,000	803,000	7,606,000	190,000
San Roque National High School - Catanauan	13,429,000	1,060,000	14,489,000	462,000
San Vicente Kanluran National High School	6,311,000	669,000	6,980,000	252,000
Sanmandelcar National High School	6,673,000	681,000	7,354,000	276,000
Sariaya National High School	4,085,000	1,240,000	5,325,000
Sergio Balane Integrated School	863,000	411,000	1,274,000
Severo Tejada Integrated School	872,000	467,000	1,339,000
Sta. Catalina National High School	431,000	593,000	1,024,000	155,000
Sta. Cruz National High School, Guinayangan	4,612,000	599,000	5,211,000	230,000
Sta. Lucia National High School (Dagatan National High School Annex - Sta. Lucia)	9,473,000	1,106,000	10,579,000	444,000
Sto. Angel National High School, Calauag	4,935,000	646,000	5,581,000	176,000
Sto. Niño Ilaya National High School	5,432,000	629,000	6,061,000	241,000
Sto. Niño National High School	9,156,000	921,000	10,077,000	581,000
Tabason National High School	7,689,000	808,000	8,497,000	261,000
Talisay Integrated School	10,905,000	1,166,000	12,071,000	261,000
Taluong National High School	7,100,000	838,000	7,938,000	266,000
Tumbaga National High School	4,060,000	639,000	4,699,000	155,000
Ungos National High School Extension		946,000	946,000	256,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	867
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Veronica National High School, Lopez	4,152,000	690,000	4,842,000	194,000
Villa Ibaba Integrated School	431,000	366,000	797,000
Villa Perez National High School (Gumaca)	5,608,000	717,000	6,325,000	155,000
Villa San Isidro National High School	5,226,000	646,000	5,872,000	172,000
White Cliff National High School	5,376,000	725,000	6,101,000	205,000

Division of Rizal	325,861,000	41,198,000	367,059,000	49,022,000

Division Office - Proper	6,800,000		6,800,000
Aldea National High School	7,185,000	1,261,000	8,446,000
Baras - Pinugay National High School	44,561,000	3,258,000	47,819,000	1,996,000
Baras Senior High School				951,000
Baras-Pinugay Phase 2 National High School	7,837,000	2,345,000	10,182,000
Bugarin National High School	5,214,000	800,000	6,014,000	155,000
Cainta Senior High School				6,622,000
Cardona Senior High School				3,257,000
Cayabu National High School	1,307,000	658,000	1,965,000	155,000
Daraetan National High School	8,613,000	1,030,000	9,643,000	332,000
Dr. Vivencio B. Villamayor National High School (Angono National High School)	15,468,000	1,407,000	16,875,000	555,000
Francisco P. Felix Memorial National High School - Jica Annex		3,072,000	3,072,000
Francisco P. Felix Memorial National High School - Karangalan Annex		1,576,000	1,576,000
Hulo National High School	6,059,000	842,000	6,901,000	155,000
Kasiglahan Village Senior High School				3,589,000
Laiban National High School	4,029,000	590,000	4,619,000	178,000
Macabud National High School	10,508,000	1,025,000	11,533,000
Macaingalan High School	3,738,000	566,000	4,304,000
Mascap National High School	8,710,000	787,000	9,497,000
Mascap National High School - Puray Annex		654,000	654,000
Morong Integrated Science High School	431,000	557,000	988,000
Morong National Senior High School				4,585,000
Pag-asa National High School	22,312,000	1,732,000	24,044,000
Pintong Bukawe National High School	7,500,000	838,000	8,338,000	342,000
Regional Pilot School for the Arts	6,393,000	734,000	7,127,000	256,000
Rizal Sports Academy				604,000
Sampaloc National High School - Cuyambay Annex		854,000	854,000
San Isidro Senior High School				3,003,000
San Jose Litex Senior High School				7,748,000
San Mateo National High School - Guinayang Annex	14,639,000	2,273,000	16,912,000
San Mateo Senior High School				3,378,000
Southville 8B National High School	37,128,000	3,112,000	40,240,000
Southville 8B Senior High School				1,740,000
Southville 8C National High School	31,338,000	2,632,000	33,970,000
Sta. Ines National High School	4,989,000	738,000	5,727,000	259,000
Sto. Niño National High School	12,631,000	786,000	13,417,000	269,000
Talim Point National High School	8,178,000	885,000	9,063,000	500,000
Tanay East National High School (Jesus S. Yujuico Memorial National High School)	10,652,000	1,232,000	11,884,000	155,000
Tanay National Science High School		501,000	501,000
Tanay North National High School	5,957,000	829,000	6,786,000
Tanay Senior High School				984,000
Tanay West National High School	11,938,000	1,539,000	13,477,000	505,000
Taytay National High School - Simone Annex	12,887,000	1,182,000	14,069,000
Taytay Senior High School				6,419,000
Tuna Balibago National High School	8,859,000	903,000	9,762,000	330,000

Division of San Pablo City	49,259,000	4,345,000	53,604,000	9,929,000

Division Office - Proper	945,000		945,000
Atisan Integrated School	2,589,000	395,000	2,984,000
Crecencia Drucila Lopez Senior High School				5,574,000
Dolores National High School	11,146,000	1,063,000	12,209,000
Felix Amante Senior High School				3,472,000
Paaralang Pag-Ibig at Pag-Asa	6,794,000	439,000	7,233,000
San Isidro National High School	9,937,000	780,000	10,717,000

868	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Pablo City Science Integrated High School	10,708,000	965,000	11,673,000	883,000
Sta. Filomena Integrated School	7,140,000	703,000	7,843,000

Division of San Pedro City	4,671,000	8,544,000	13,215,000	2,627,000

Division Office - Proper	95,000		95,000
Adelina I National High School - Sampaguita Annex		2,281,000	2,281,000
Cuyab Integrated National High School		1,748,000	1,748,000	266,000
Doña Pilar M. Alberto Integrated High School	4,576,000	2,721,000	7,297,000	915,000
Pacita Complex Senior High School				1,446,000
Southville 3A National High School (Sampaguita Extension)		1,794,000	1,794,000

Division of Sta. Rosa City	12,397,000	6,560,000	18,957,000	4,319,000

Division Office - Proper	284,000		284,000
Aplaya National High School - Annex 1 Apex School		4,665,000	4,665,000
Labas Senior High School Stand-Alone				2,983,000
Sinalhan Senior High School	12,113,000	1,895,000	14,008,000	1,336,000

Division of Sto. Tomas City		934,000	934,000	4,002,000

Sto. Tomas City National High School		934,000	934,000
Sto. Tomas Senior High School				4,002,000

Division of Tanauan City	63,156,000	6,839,000	69,995,000	573,000

Division Office - Proper	1,229,000		1,229,000
Balele Integrated High School	10,414,000	1,267,000	11,681,000	573,000
Banjo Laurel National High School	6,983,000	752,000	7,735,000
Dr. Alcantara National High School	5,454,000	758,000	6,212,000
Janopol Oriental National High School	10,686,000	1,171,000	11,857,000
Malaking Pulo National High School	7,837,000	805,000	8,642,000
Pres. Jose P. Laurel National High School (Sulpok)	9,368,000	908,000	10,276,000
Ulango Integrated School	4,700,000	547,000	5,247,000
Wawa National High School	6,485,000	631,000	7,116,000

Division of Tayabas City	22,531,000	6,075,000	28,606,000	2,461,000

Division Office - Proper	473,000		473,000
Alsam Integrated School		335,000	335,000
Buenaventura Alandy National High School	863,000	1,114,000	1,977,000	1,456,000
Busal Integrated School		335,000	335,000
Dapdap Integrated School	2,167,000	746,000	2,913,000	155,000
Eugenio Francia Integrated School		335,000	335,000
Ilasan Integrated School		335,000	335,000
Mate Integrated School		335,000	335,000
Pandakake Integrated School		335,000	335,000
Rosario Quesada Integrated National High School	5,813,000	795,000	6,608,000	180,000
West Palale National High School	13,215,000	1,410,000	14,625,000	670,000

Region IVB - MIMAROPA	2,098,880,000	291,560,000	2,390,440,000	81,992,000

Division of Calapan City	48,193,000	5,033,000	53,226,000	1,413,000

Division Office - Proper	851,000		851,000
Arturo Arce Ignacio Integrated School		345,000	345,000
Bucayao National High School	11,411,000	1,003,000	12,414,000	216,000
Ceriaco A. Abes Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Mahal na Pangalan Annex)	9,057,000	896,000	9,953,000	249,000
Nag-iba National High School (Jose J. Leido, Jr. Memorial National High School - Nag-iba II Annex)	10,542,000	1,068,000	11,610,000	535,000
Parang National High School (Jose J. Leido, Jr. Memorial National High School - Parang Annex)	16,332,000	1,239,000	17,571,000	413,000
Personas National High School		482,000	482,000

Division of Marinduque	235,154,000	27,754,000	262,908,000	7,899,000

Division Office - Proper	4,817,000		4,817,000
Alobo National High School	5,357,000	599,000	5,956,000
Argao National High School	6,342,000	766,000	7,108,000	155,000
Bagtingon National High School	4,202,000	701,000	4,903,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	869
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Balanacan National High School	10,204,000	917,000	11,121,000	223,000
Bonliw National High School	4,884,000	590,000	5,474,000	189,000
Botilao National High School	3,784,000	587,000	4,371,000	155,000
Buenavista National High School - Bagacay Annex	2,292,000	615,000	2,907,000	225,000
Buenavista National High School - Daykitin Annex	3,222,000	698,000	3,920,000
Buenavista National High School - Lipata-Tungib Annex	1,335,000	619,000	1,954,000	175,000
Buenavista National High School - Sihi Annex	2,219,000	597,000	2,816,000
Butansapa National High School	7,851,000	750,000	8,601,000
Cawit National Comprehensive High School	11,542,000	997,000	12,539,000	160,000
Dolores National High School	3,741,000	686,000	4,427,000	160,000
Hupi National High School	6,364,000	636,000	7,000,000	221,000
Ilaya National High School	9,132,000	885,000	10,017,000	236,000
Ipil National High School	6,524,000	745,000	7,269,000	203,000
Kasily National High School	3,861,000	571,000	4,432,000
Kilo-Kilo National High School	6,088,000	716,000	6,804,000	191,000
Makapuyat National High School - Masaguisi Annex	1,777,000	550,000	2,327,000	175,000
Malibago National High School	9,169,000	917,000	10,086,000	304,000
Maniwaya National High School	3,734,000	628,000	4,362,000	155,000
Maranlig National High School	6,360,000	729,000	7,089,000	299,000
Matalaba National High School	8,938,000	811,000	9,749,000	434,000
Matuyatuya National High School	14,795,000	1,096,000	15,891,000	566,000
Mogpog National Comprehensive High School	11,764,000	1,182,000	12,946,000	555,000
Mongpong National High School	4,361,000	577,000	4,938,000	213,000
Paciano A. Sena Memorial High School (Tabionan National High School)	4,130,000	644,000	4,774,000	155,000
Poctoy National High School	7,687,000	711,000	8,398,000	236,000
Polo National High School	4,140,000	543,000	4,683,000
Punong National High School	4,310,000	633,000	4,943,000	155,000
Puting Buhangin National High School	4,099,000	608,000	4,707,000	155,000
Sayao National High School	5,825,000	700,000	6,525,000	169,000
Sibuyao National High School	6,442,000	816,000	7,258,000	284,000
Tagum National High School	5,648,000	713,000	6,361,000	159,000
Tambangan National High School	3,576,000	556,000	4,132,000
Tapuyan National High School	5,900,000	787,000	6,687,000	249,000
Tiguion National High School	8,975,000	838,000	9,813,000	155,000
Torrijos Senior High School				696,000
Yook National High School	9,763,000	1,040,000	10,803,000	337,000

Division of Occidental Mindoro	240,467,000	33,045,000	273,512,000	6,716,000

Division Office - Proper	4,722,000		4,722,000
Abra de Ilog National High School - Camurong Annex	1,908,000	597,000	2,505,000
Abra de Ilog National High School Extension (Biga Extension)	1,855,000	689,000	2,544,000
Aguas National High School	11,586,000	898,000	12,484,000
Ambulong Island Integrated School	8,789,000	585,000	9,374,000
Barahan National High School	11,178,000	950,000	12,128,000	517,000
Barahan National High School - Sinagtala Annex	3,375,000	641,000	4,016,000
Bubog National High School	12,164,000	1,080,000	13,244,000
Burgos National High School	863,000	632,000	1,495,000
Cabacao National High School (Abra de Ilog - Cabacao National High School)	12,963,000	1,024,000	13,987,000	538,000
Caminawit National High School	25,027,000	1,561,000	26,588,000
Claudio Salgado National High School	3,492,000	731,000	4,223,000	254,000
Concepcion National High School	9,701,000	842,000	10,543,000	462,000
Iling National High School - Pawikan Annex		780,000	780,000
Iriron National High School	9,648,000	846,000	10,494,000	393,000
La Curva National High School		688,000	688,000
Looc National High School	7,217,000	900,000	8,117,000	216,000
Lubang Vocational High School - Cabra Annex	863,000	602,000	1,465,000
Magsaysay National High School - Alibog Annex	1,818,000	665,000	2,483,000
Magsaysay National High School - Pumaga Annex	2,468,000	722,000	3,190,000
Magsikap National High School	12,956,000	1,101,000	14,057,000
Malisbong National High School		582,000	582,000
Malpalon National High School	5,854,000	655,000	6,509,000
Mangarin National High School	2,722,000	808,000	3,530,000	342,000
Manoot National High School	8,344,000	1,080,000	9,424,000	634,000

870	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Mapaya National High School	5,445,000	1,109,000	6,554,000	571,000
Paclolo National High School	2,589,000	727,000	3,316,000
Pambuhan Indigenous People Village High School		606,000	606,000
Paulino Legaspi, Sr. Memorial National High School	7,104,000	791,000	7,895,000	421,000
Pinagturilan National High School	5,966,000	1,288,000	7,254,000	690,000
Poypoy National High School	1,481,000	659,000	2,140,000
Prudencio L. Gadiano National High School	5,482,000	749,000	6,231,000	347,000
Rizal Integrated School	2,650,000	530,000	3,180,000
Sablayan National High School - Sta. Lucia Annex	5,311,000	785,000	6,096,000
San Francisco National High School	1,788,000	664,000	2,452,000
San Vicente National High School - Yapang Annex	4,215,000	851,000	5,066,000	327,000
Sta. Teresa National High School	9,105,000	964,000	10,069,000	396,000
Tagumpay National High School	1,420,000	654,000	2,074,000
Tanyag National High School	10,152,000	899,000	11,051,000	373,000
Tilik National High School	6,542,000	782,000	7,324,000
Victoria National High School	9,809,000	658,000	10,467,000
Victoria National High School - Ilvita Annex	1,895,000	670,000	2,565,000	235,000

Division of Oriental Mindoro	306,576,000	55,571,000	362,147,000	12,702,000

Division Office - Proper	6,044,000		6,044,000
Alcate High School (formerly A. Arago MNHS-Alcate Annex)	3,358,000	844,000	4,202,000
Anastacio Dela Chica High School	3,402,000	1,009,000	4,411,000	530,000
Anoling High School	2,415,000	657,000	3,072,000
Apitong National High School	9,440,000	802,000	10,242,000	317,000
Apnagan High School	863,000	557,000	1,420,000	220,000
Araceli B. Pantilanan - Bacawan High School	1,883,000	655,000	2,538,000	267,000
Bacungan High School	1,913,000	629,000	2,542,000
Bagong Sikat High School		544,000	544,000
Bailan Katutubong Mangyan High School		562,000	562,000
Balatasan National High School	924,000	586,000	1,510,000
Baras National High School	1,294,000	556,000	1,850,000
Batangan Buhid High School		566,000	566,000
Bayuin National High School	9,670,000	925,000	10,595,000	299,000
Benli National High School	5,095,000	646,000	5,741,000	293,000
Bethel High School	3,514,000	782,000	4,296,000
Bonbon High School		567,000	567,000
Bongabong Technical and Vocational High School	3,391,000	679,000	4,070,000	221,000
Buli High School	1,294,000	729,000	2,023,000	218,000
Buong Lupa Integrated School		425,000	425,000
Cabugao National High School		743,000	743,000	243,000
Cacawan High School	6,844,000	991,000	7,835,000	155,000
Carmundo National High School (Vicente B. Ylagan NHS - Carmundo Annex)	12,954,000	905,000	13,859,000	327,000
Cawayan National High School	13,322,000	929,000	14,251,000	416,000
Conrazon High School	5,057,000	664,000	5,721,000	255,000
Don Pedro High School	431,000	1,119,000	1,550,000	332,000
Dr. Aristeo Baldos, Sr. Papandayan High School	2,774,000	739,000	3,513,000	159,000
Ecological Public Secondary School	5,895,000	710,000	6,605,000	249,000
Elim Lisap Mangyan High School	2,219,000	743,000	2,962,000
Evangelista National High School	8,919,000	897,000	9,816,000	226,000
Facundo C. Lopez - Palangan Integrated School	2,375,000	689,000	3,064,000
Felimon M. Salcedo, Sr. Memorial National High School	8,738,000	912,000	9,650,000	429,000
Formon National High School	8,654,000	786,000	9,440,000	254,000
Fortuna National High School	6,640,000	690,000	7,330,000	211,000
Fortunato Perez High School		666,000	666,000	342,000
Francisco “Kiko” Manlises - Calingag High School	4,722,000	652,000	5,374,000	155,000
Gatol Mangyan High School	1,294,000	633,000	1,927,000
Gerardo Fanoga, Sr. - Pambisan Munti High School	2,835,000	563,000	3,398,000
Graciano Politico Dela Chica Mangyan School		650,000	650,000
Gregorio Manalo, Sr. Mangyan High School		577,000	577,000
Guillermo Raymundo - Calima High School	1,726,000	605,000	2,331,000	202,000
Jose D. Udasco Mangangan I National High School	6,834,000	799,000	7,633,000	337,000
Julio R. Hernandez Integrated School		467,000	467,000
Kilapnit High School		538,000	538,000
Laguna National High School	2,557,000	773,000	3,330,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	871
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Leandro Panganiban, Sr. - Tagumpay High School		784,000	784,000	226,000
Lumangbayan National High School		662,000	662,000	169,000
Maasin High School		513,000	513,000	217,000
Macatoc National High School (Aurelio Arago Memorial National High School - Macatoc)	14,876,000	1,106,000	15,982,000	943,000
Malamig National High School	9,770,000	908,000	10,678,000	403,000
Malo High School	2,158,000	623,000	2,781,000
Malvar National High School		674,000	674,000
Manaul National High School	12,930,000	1,007,000	13,937,000	406,000
Manuel Adriano Memorial National High School	7,260,000	705,000	7,965,000	198,000
Masaguing High School	1,481,000	587,000	2,068,000
Matulatula High School	9,100,000	957,000	10,057,000	317,000
Maujao National High School	14,795,000	1,028,000	15,823,000	332,000
Milagrosa National High School	1,294,000	614,000	1,908,000
Morente National High School	17,834,000	975,000	18,809,000	606,000
Nasucob High School		593,000	593,000
Panluan Hagan Mangyan High School	1,788,000	696,000	2,484,000
Puerto Galera National High School - Dulangan Extension		714,000	714,000
Puerto Galera National High School - San Isidro Extension		985,000	985,000	317,000
Ranzo National High School	6,790,000	543,000	7,333,000
Rufino Asi National High School	3,984,000	565,000	4,549,000	228,000
Sabang High School	4,878,000	737,000	5,615,000	176,000
San Roque National High School	22,657,000	1,555,000	24,212,000	1,019,000
San Roque National High School - Bangkal Extension		680,000	680,000
San Vicente High School		632,000	632,000
San Vicente National High School	9,032,000	798,000	9,830,000	302,000
Sinariri High School		599,000	599,000
Tacligan High School	1,294,000	705,000	1,999,000	186,000
Tigbao High School		537,000	537,000
Umabang Katutubong Mangyan High School		526,000	526,000
Victoria National High School	4,071,000	1,204,000	5,275,000
Villa Cerveza High School	1,294,000	657,000	1,951,000
Waring Katutubong Mangyan High School		542,000	542,000

Division of Palawan	944,555,000	125,561,000	1,070,116,000	36,409,000

Division Office - Proper	18,896,000		18,896,000
Abaroan National High School	10,695,000	797,000	11,492,000	527,000
Agutayan National High School	434,000	553,000	987,000
Alava Integrated School		345,000	345,000
Alimaguan National High School	13,509,000	1,126,000	14,635,000	685,000
Amando Carlos Lahoz National High School	1,307,000	645,000	1,952,000
Apurawan National High School	9,116,000	781,000	9,897,000	302,000
Araceli Plainview National High School	1,314,000	576,000	1,890,000
Araceli Western National High School	5,930,000	689,000	6,619,000
Bacao National High School	7,205,000	729,000	7,934,000	259,000
Bagong Bayan National High School	8,256,000	919,000	9,175,000	231,000
Bagong Sikat National High School	6,421,000	601,000	7,022,000
Balisungan Integrated School		428,000	428,000
Banbanan National High School		697,000	697,000	194,000
Bancalaan National High School	3,909,000	1,581,000	5,490,000	804,000
Banuang Daan Integrated School		372,000	372,000
Baratuan National High School	16,580,000	991,000	17,571,000	1,727,000
Bato National High School	15,174,000	1,465,000	16,639,000	1,263,000
Bintuan High School	872,000	622,000	1,494,000
Biriran Integrated School		373,000	373,000
Bohol National High School	4,555,000	701,000	5,256,000	155,000
Borac National High School (Coron SOF - Borac Annex)	33,687,000	1,978,000	35,665,000	393,000
Bubusawin National High School	875,000	522,000	1,397,000
Bucana National High School	9,580,000	819,000	10,399,000
Buenavista National High School	1,743,000	628,000	2,371,000
Bugsuk National High School	14,294,000	674,000	14,968,000
Bulalacao Integrated School	1,729,000	546,000	2,275,000
Bulawit National High School	3,625,000	623,000	4,248,000	187,000
Buliluyan National High School	2,240,000	611,000	2,851,000
Bunog National High School	6,632,000	678,000	7,310,000

872	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Burirao National High School	4,147,000	611,000	4,758,000
Busy Bees National High School	6,159,000	551,000	6,710,000
Cabigaan National High School	3,666,000	607,000	4,273,000
Cabugao High School		563,000	563,000
Cagayancillo National High School	11,346,000	1,353,000	12,699,000	677,000
Calandagan National High School	7,347,000	769,000	8,116,000	238,000
Calasaguen National High School	5,908,000	664,000	6,572,000
Calategas National High School	8,178,000	832,000	9,010,000
Calawag National High School	9,261,000	966,000	10,227,000	218,000
Calawit - Quezon High School		530,000	530,000
Calumpang National High School	930,000	590,000	1,520,000
Candawaga National High School	15,805,000	1,614,000	17,419,000	921,000
Canimango National High School	2,608,000	646,000	3,254,000
Canipaan National High School	3,111,000	734,000	3,845,000	191,000
Canipo Integrated School		360,000	360,000
Canique National High School	5,679,000	783,000	6,462,000	155,000
Capayas National High School		562,000	562,000
Caponayan National High School	1,759,000	552,000	2,311,000	260,000
Caruray National High School	9,709,000	785,000	10,494,000	325,000
Casian National High School	8,308,000	850,000	9,158,000	467,000
Catagupan National High School	1,303,000	599,000	1,902,000
Catama Barangay High School	3,693,000	516,000	4,209,000
Central Taytay Senior High School				3,038,000
Cheey National High School	4,845,000	757,000	5,602,000	190,000
Concepcion National High School, Agutaya	18,791,000	1,854,000	20,645,000	634,000
Concepcion National High School, Busuanga		785,000	785,000	1,156,000
Culadanun National High School	4,110,000	611,000	4,721,000
Danawan National High School	8,121,000	1,189,000	9,310,000	294,000
Danleg National High School		596,000	596,000
Decalachao National High School	1,307,000	897,000	2,204,000	454,000
Diapila National High School	863,000	581,000	1,444,000
Doris E. Martinez National High School	14,611,000	1,257,000	15,868,000	938,000
Dumagueña National High School	6,658,000	805,000	7,463,000	314,000
Dumaran National High School	7,944,000	829,000	8,773,000	421,000
Dumaran National High School (Mainland)	7,464,000	1,090,000	8,554,000	573,000
Dumarao Barangay High School	6,214,000	624,000	6,838,000
Eliseo A. Lagrada Oblian National High School	4,131,000	614,000	4,745,000
Estrella Village National High School	1,369,000	545,000	1,914,000
F. Lagan, Sr. Memorial National High School (Caramay National High School)	6,876,000	773,000	7,649,000
Federico G. Del Rosario National High School (formerly Berong Barangay High School)	6,749,000	778,000	7,527,000	330,000
Galoc Integrated School		345,000	345,000
Gaudencio Abordo Memorial National High School - Balaguen National High School		661,000	661,000
Gaudencio Abordo Memorial National High School - Bisucay National High School		590,000	590,000
Gaudencio Abordo Memorial National High School - Rizal National High School		645,000	645,000
Green Island National High School		632,000	632,000
Halsey National High School	1,743,000	686,000	2,429,000	155,000
Ilian National High School	930,000	604,000	1,534,000
Inil U. Taha National High School	4,267,000	740,000	5,007,000	670,000
Ipilan National High School	11,514,000	1,084,000	12,598,000	728,000
Iraan-Sagpangan National High School	6,317,000	618,000	6,935,000
Isaub National High School	8,284,000	903,000	9,187,000	824,000
Isla Sombrero National High School	3,505,000	557,000	4,062,000
Isugod National High School	12,195,000	864,000	13,059,000
Jose Rizal Apoc-Apoc National High School	5,438,000	609,000	6,047,000
Labog National High School		641,000	641,000
Lajala Integrated School		383,000	383,000
Lapu-Lapu National High School	3,752,000	515,000	4,267,000
Liminangcong National High School	15,529,000	1,051,000	16,580,000	761,000
Little Baguio - Maasin National High School	2,177,000	713,000	2,890,000
Lumber Camp National High School	1,294,000	636,000	1,930,000	317,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	873
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Maasin National High School (Bernas National High School)	14,130,000	969,000	15,099,000	748,000
Mabini National High School	872,000	589,000	1,461,000
Magbabadil National High School	8,181,000	634,000	8,815,000
Maglalambay High School		554,000	554,000
Magsaysay National High School	5,691,000	755,000	6,446,000	155,000
Malaking Ilog National High School	924,000	556,000	1,480,000
Malampaya - San Jose National High School		633,000	633,000
Malatgao National High School, Narra		646,000	646,000
Malatgao National High School, Quezon	7,990,000	655,000	8,645,000
Malihud National High School	2,671,000	741,000	3,412,000
Malis National High School	5,253,000	802,000	6,055,000	155,000
Manamoc National High School	5,103,000	959,000	6,062,000	292,000
Mangsee National High School	7,075,000	1,125,000	8,200,000	725,000
Manlag National High School	1,743,000	701,000	2,444,000	228,000
Marcelo A. Bantug National High School	6,258,000	600,000	6,858,000
Marcilla Integrated School		414,000	414,000
Mendoza National High School	5,536,000	631,000	6,167,000
Nangalao National High School	3,477,000	685,000	4,162,000	229,000
New Busuanga National High School	11,897,000	767,000	12,664,000	327,000
New Canipo National High School	6,166,000	728,000	6,894,000	266,000
New Guinlo National High School	7,969,000	822,000	8,791,000
New Ibajay National High School	12,542,000	952,000	13,494,000	314,000
Nicanor Zabala National High School	7,409,000	866,000	8,275,000	155,000
Ocam Ocam Integrated School	431,000	345,000	776,000
Ocayan Integrated School		345,000	345,000
Pag-asa Integrated School		345,000	345,000
Paly National High School	2,177,000	679,000	2,856,000
Pamantolon National High School	2,620,000	706,000	3,326,000	284,000
Panalingaan National High School	3,281,000	766,000	4,047,000	223,000
Pancol National High School	9,007,000	804,000	9,811,000	158,000
Panitian National High School	16,175,000	1,194,000	17,369,000	824,000
Panlaitan National High School	5,427,000	746,000	6,173,000	208,000
Pasadeña National High School	1,743,000	722,000	2,465,000
Pawa National High School	13,237,000	689,000	13,926,000
Peace and Development Community National High School	3,559,000	569,000	4,128,000
Pical National High School	866,000	586,000	1,452,000
Pinaglabanan National High School	6,215,000	731,000	6,946,000
Port Barton National High School	10,588,000	1,032,000	11,620,000	639,000
Punang National High School	3,123,000	741,000	3,864,000
Quezon Panitian National High School	11,523,000	919,000	12,442,000	530,000
Quezon-Aramaywan National High School	10,775,000	959,000	11,734,000	489,000
Quinlogan National High School	11,212,000	861,000	12,073,000	530,000
Ramos High School		652,000	652,000
Ransang National High School	8,120,000	829,000	8,949,000
Salang National High School	872,000	614,000	1,486,000
Samariñana National High School	3,836,000	832,000	4,668,000	155,000
San Carlos National High School	3,952,000	538,000	4,490,000
San Fernando National High School	7,610,000	715,000	8,325,000
San Jose (Roxas) National High School (Roxas National Comprehensive High School - San Jose Annex)	11,461,000	1,062,000	12,523,000	796,000
San Miguel National High School	18,261,000	1,568,000	19,829,000	1,052,000
San Nicolas National High School	897,000	685,000	1,582,000
Sandoval National High School, Narra	10,373,000	855,000	11,228,000	695,000
Sandoval National High School, Taytay	9,604,000	675,000	10,279,000	403,000
Sarong National High School	3,304,000	604,000	3,908,000
Sibaltan National High School	4,408,000	564,000	4,972,000	378,000
Sibaring National High School	3,596,000	594,000	4,190,000	155,000
Silanga National High School	1,804,000	625,000	2,429,000
Southern Bataraza National High School	10,734,000	767,000	11,501,000	522,000
Sowangan National High School	2,411,000	577,000	2,988,000
Speaker Ramon V. Mitra, Jr. National High School	11,728,000	988,000	12,716,000
Sta. Maria National High School	3,543,000	553,000	4,096,000
Sta. Monica High School	1,743,000	783,000	2,526,000
Suba National High School	10,194,000	977,000	11,171,000
Sumbiling National High School	9,062,000	1,045,000	10,107,000	720,000

874	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Tabon National High School	6,128,000	681,000	6,809,000
Taburi National High School	3,979,000	838,000	4,817,000	254,000
Tagumpay High School		647,000	647,000
Tagumpay National High School	4,719,000	633,000	5,352,000
Tagusao National High School	9,786,000	849,000	10,635,000	495,000
Tara High School	1,307,000	595,000	1,902,000
Tarusan National High School	20,597,000	1,373,000	21,970,000	761,000
Teneguiban National High School (El Nido National High School - Teneguiban Extension)	5,484,000	660,000	6,144,000
Tinitian National High School	5,541,000	631,000	6,172,000
Tumarbong National High School	8,259,000	1,033,000	9,292,000	413,000
Turda National High School		673,000	673,000
Villa Libertad National High School		706,000	706,000
Villa Paz National High School	872,000	557,000	1,429,000
Vito Pechangco Memorial National High School	18,840,000	1,218,000	20,058,000	155,000
Wenceslao Villapa High School (Mainit NHS)	4,191,000	673,000	4,864,000

Division of Puerto Princesa City	135,689,000	17,943,000	153,632,000	12,666,000

Division Office - Proper	2,643,000		2,643,000
Babuyan National High School (Palawan National School - Babuyan Annex)	8,437,000	774,000	9,211,000	347,000
Bacungan National High School	8,301,000	945,000	9,246,000	520,000
Bahile National High School	8,542,000	822,000	9,364,000	396,000
Buenavista High School	863,000	553,000	1,416,000
Cabayugan National High School	13,384,000	885,000	14,269,000	462,000
Inagawan National High School	11,492,000	1,107,000	12,599,000	378,000
Langogan National High School	9,379,000	927,000	10,306,000	586,000
Luzviminda National High School	7,666,000	752,000	8,418,000	345,000
Macarascas National High School	7,118,000	586,000	7,704,000	336,000
Mandaragat - San Miguel Senior High School				2,067,000
Marcelino Abadiano Javarez National High School	14,433,000	892,000	15,325,000	408,000
Marufinas Integrated School		360,000	360,000
Matahimik-Bucana High School	1,297,000	626,000	1,923,000
Napsan National High School	8,513,000	765,000	9,278,000	578,000
Puerto Princesa City National Science High School	10,444,000	895,000	11,339,000	621,000
San Rafael National High School	8,037,000	894,000	8,931,000	533,000
Simpucan National High School (Napsan National High School - Simpucan Annex)	3,709,000	619,000	4,328,000	398,000
Sta. Lourdes National High School	10,011,000	1,024,000	11,035,000	497,000
Sta. Monica High School	1,420,000	2,951,000	4,371,000	3,885,000
Tagabinet High School		542,000	542,000
Talaudyong Integrated School		345,000	345,000
Ubaldo L. Conde High School		679,000	679,000	309,000

Division of Romblon	188,246,000	26,653,000	214,899,000	4,187,000

Division Office - Proper	3,683,000		3,683,000
Agojo Integrated School		345,000	345,000
Agripino Armedilla National High School	1,480,000	611,000	2,091,000
Agutay National High School	443,000	782,000	1,225,000	203,000
Alad National High School	4,919,000	629,000	5,548,000
Anahao Integrated School		335,000	335,000
Armin Rios - Marin National High School	3,265,000	568,000	3,833,000
Azagra National High School	8,843,000	864,000	9,707,000
Bakhawan National High School (formerly Concepcion National High School - Annex)		508,000	508,000
Buenavista National High School		643,000	643,000
Cabolutan National High School (RCFF - San Agustin)	7,994,000	697,000	8,691,000
Cambalo National High School (RCFF - Sibuyan)	7,634,000	834,000	8,468,000	563,000
Carmen National High School	7,185,000	731,000	7,916,000	662,000
Danao National High School	11,889,000	1,257,000	13,146,000	183,000
Eduardo M. Moreno National High School (Bachawan National High School - Binongaan Annex)	8,900,000	855,000	9,755,000
Ferrol National High School (RCFF - Ferrol)	11,825,000	1,254,000	13,079,000	576,000
Gabawan National High School	1,294,000	563,000	1,857,000
Guinbirayan National High School	14,016,000	1,259,000	15,275,000	241,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	875
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Limon Norte National High School	2,732,000	694,000	3,426,000
Linawan Integrated School		345,000	345,000
Lindero Integrated School		345,000	345,000
Lumbang East National High School	6,316,000	940,000	7,256,000	444,000
Marigondon Norte Integrated School		345,000	345,000
Mauricio F. Fabito National High School	4,888,000	659,000	5,547,000
Mayha National High School	10,527,000	861,000	11,388,000	155,000
Melodias Imperial, Sr. National High School	4,554,000	603,000	5,157,000
Pascual Catajay Linao National High School	4,835,000	617,000	5,452,000
Pinamihagan National High School	1,757,000	686,000	2,443,000
San Agustin National Trade School	9,703,000	942,000	10,645,000	155,000
San Andres Cultural High School	863,000	634,000	1,497,000
Sta. Maria National High School (RCFF - Sta. Maria)	11,965,000	1,285,000	13,250,000	657,000
Sto. Niño National High School	3,268,000	622,000	3,890,000
Talisay Integrated School		268,000	268,000
Tanagan National High School (RCFF - Tanagan)	10,515,000	1,140,000	11,655,000	165,000
Tranquilino Cawaling, Sr. National High School	6,804,000	717,000	7,521,000
Tugdan National High School	9,754,000	975,000	10,729,000	183,000
Tungonan National High School	6,395,000	631,000	7,026,000
Victorio Sixon - Balogo National High School		609,000	609,000
Region V - Bicol	3,936,784,000	458,357,000	4,395,141,000	173,663,000

Division of Albay	453,709,000	48,364,000	502,073,000	16,644,000

Division Office - Proper	8,974,000		8,974,000
Alabangpuro High School	7,044,000	763,000	7,807,000	309,000
Alimsog Integrated School	3,828,000	511,000	4,339,000	155,000
Anislag National High School - San Vicente Grande		864,000	864,000	375,000
Bañadero High School	6,953,000	648,000	7,601,000	172,000
Bangiawon Integrated School		335,000	335,000
Bariw Integrated School		335,000	335,000
Bascaran High School	3,376,000	1,075,000	4,451,000	249,000
Batan National High School	7,379,000	737,000	8,116,000	429,000
Batbat High School	5,182,000	610,000	5,792,000	214,000
Bical National High School	7,394,000	767,000	8,161,000	277,000
Bilbao National High School	6,341,000	815,000	7,156,000	330,000
Bogtong National High School	5,905,000	772,000	6,677,000	193,000
Bonbon High School	18,579,000	1,225,000	19,804,000	560,000
Caguiba National High School	7,883,000	683,000	8,566,000	289,000
Cawayan High School, Manito	8,970,000	839,000	9,809,000	271,000
Cawayan National High School, Bacacay	14,774,000	1,189,000	15,963,000	525,000
Estancia National High School	7,909,000	840,000	8,749,000	261,000
Joroan High School	13,861,000	1,109,000	14,970,000	535,000
Julian B. Gonzales Memorial National High School		567,000	567,000
Kinuartelan Integrated School		335,000	335,000
La Medalla High School	1,788,000	677,000	2,465,000
La Medalla National High School	4,737,000	550,000	5,287,000	257,000
Labnig National High School	11,346,000	1,029,000	12,375,000	403,000
Lacag National High School	10,158,000	804,000	10,962,000	213,000
Lanigay High School	12,523,000	971,000	13,494,000	396,000
Macabugos High School	9,127,000	732,000	9,859,000	350,000
Magpanambo National High School	6,229,000	695,000	6,924,000	191,000
Malabiga High School	4,266,000	571,000	4,837,000	172,000
Malapay High School	9,060,000	799,000	9,859,000	312,000
Malidong High School	16,437,000	1,312,000	17,749,000	652,000
Mamlad High School	4,160,000	597,000	4,757,000	168,000
Mananao Integrated School		335,000	335,000
Mancao High School	9,062,000	920,000	9,982,000	368,000
Manuel Andaya Bustamante High School	4,938,000	853,000	5,791,000	363,000
Marigondon National High School	10,810,000	905,000	11,715,000	299,000
Matacon National High School	13,695,000	1,066,000	14,761,000	558,000
Matara High School	5,396,000	546,000	5,942,000	241,000
Maysua National High School	5,189,000	779,000	5,968,000	497,000
Medalla Milagrosa Integrated School		335,000	335,000
Misibis Integrated School		335,000	335,000

876	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Nagotgot High School	9,101,000	988,000	10,089,000	464,000
Namantao Integrated School		335,000	335,000
Panoypoy High School	7,747,000	682,000	8,429,000	224,000
Paraian National High School	9,184,000	759,000	9,943,000	246,000
Rawis High School	10,967,000	812,000	11,779,000	365,000
Sabino Rebagay Memorial High School	6,820,000	731,000	7,551,000	243,000
San Agustin Integrated High School	17,006,000	1,095,000	18,101,000	495,000
San Andres Integrated School		335,000	335,000
San Antonio Integrated School		335,000	335,000
San Fernando National High School	10,536,000	1,057,000	11,593,000	358,000
San Francisco National High School	9,055,000	794,000	9,849,000	218,000
San Isidro National High School, Jovellar	7,488,000	648,000	8,136,000	155,000
San Isidro National High School, Malilipot	11,749,000	1,099,000	12,848,000	416,000
San Jose National High School, Libon	10,631,000	854,000	11,485,000	335,000
San Juan High School	14,997,000	1,143,000	16,140,000	467,000
San Miguel High School	8,922,000	736,000	9,658,000	345,000
San Pablo High School	8,210,000	783,000	8,993,000	340,000
San Pascual High School	6,191,000	679,000	6,870,000	213,000
San Ramon High School	4,526,000	553,000	5,079,000	207,000
San Vicente National High School	9,610,000	892,000	10,502,000	436,000
Soa Integrated School		335,000	335,000
Sogod National High School	6,850,000	671,000	7,521,000	208,000
Sugcad Integrated School		360,000	360,000
Taloto Integrated School		335,000	335,000
Tinopan High School	5,753,000	729,000	6,482,000	170,000
Tobog High School	5,093,000	794,000	5,887,000	155,000

Division of Camarines Norte	241,682,000	33,571,000	275,253,000	9,826,000

Division Office - Proper	4,628,000		4,628,000
Anameam High School	431,000	700,000	1,131,000
Aniceta De Lara Pimentel High School	4,123,000	806,000	4,929,000
Baay High School	431,000	639,000	1,070,000
Bagong Silang II High School	7,003,000	832,000	7,835,000	243,000
Bulala High School	7,418,000	811,000	8,229,000	246,000
Calabaca Integrated School	863,000	619,000	1,482,000
Calabasa Integrated School	1,357,000	496,000	1,853,000
Camarines Norte Senior High School				1,545,000
Capalonga National High School	431,000	657,000	1,088,000
Caringo High School (San Roque NHS Annex)		612,000	612,000	169,000
Colasi Integrated School	1,294,000	573,000	1,867,000	155,000
Dominador G. Mendoza High School	863,000	631,000	1,494,000
Dominador Narido High School	8,780,000	949,000	9,729,000	236,000
Dumagmang Integrated School	7,905,000	649,000	8,554,000	172,000
E.P. Borja High School	9,590,000	952,000	10,542,000	309,000
Eugenia Morana - Quintela Memorial High School	9,568,000	1,019,000	10,587,000	325,000
Fabrica High School	7,214,000	805,000	8,019,000	330,000
Gawad Kalinga High School	6,367,000	656,000	7,023,000	244,000
Gonzales-Azcutia High School	8,396,000	943,000	9,339,000	284,000
Gumaus National High School	8,513,000	986,000	9,499,000	297,000
Hamoraon Integrated School		335,000	335,000
Kabatuhan Integrated School	431,000	384,000	815,000
Lalawigan National High School	8,080,000	771,000	8,851,000	284,000
Lazaro Cabezudo High School	4,495,000	622,000	5,117,000	193,000
Magsaysay National High School	6,529,000	716,000	7,245,000	233,000
Malaya Integrated School	863,000	444,000	1,307,000
Mangcawayan Island Integrated School		335,000	335,000
Matango National High School	7,061,000	770,000	7,831,000	216,000
Maulawin National High School	8,362,000	832,000	9,194,000	256,000
Maximo Manarang High School	431,000	631,000	1,062,000	277,000
Pag-asa High School, Labo	3,862,000	513,000	4,375,000	289,000
Pagsangahan Integrated School	2,589,000	544,000	3,133,000
Palali Integrated School	431,000	393,000	824,000	155,000
Pambuhan National High School	15,256,000	1,114,000	16,370,000	368,000
Pinagtigasan Calaguas Island Integrated School	431,000	345,000	776,000
Porfirio R. Ponayo High School	7,856,000	818,000	8,674,000	165,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	877
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Regino A. Yet Integrated School		335,000	335,000
Sabang National High School, Vinzons	10,978,000	1,133,000	12,111,000	393,000
San Antonio High School	1,883,000	574,000	2,457,000
San Francisco National High School	12,085,000	1,191,000	13,276,000	383,000
San Isidro High School	5,457,000	797,000	6,254,000	220,000
San Pedro - Domingo Llarena High School	8,620,000	767,000	9,387,000	276,000
Sarah Jane Ferrer High School	10,599,000	1,072,000	11,671,000	304,000
Sta. Cruz National High School	8,398,000	832,000	9,230,000	413,000
Sta. Elena Integrated School	1,788,000	1,057,000	2,845,000	299,000
Tuaca High School	11,572,000	1,008,000	12,580,000	266,000
Victoria Tuacar High School	8,450,000	903,000	9,353,000	281,000

Division of Camarines Sur	1,220,716,000	142,620,000	1,363,336,000	54,879,000

Division Office - Proper	23,526,000		23,526,000
Adiangao High School	1,552,000	641,000	2,193,000	240,000
Agay-ayan National High School	5,808,000	604,000	6,412,000	232,000
Anib National High School	10,833,000	883,000	11,716,000	383,000
Antipolo Heights Integrated School		783,000	783,000	155,000
Antipolo National High School, Tinambac	9,025,000	861,000	9,886,000	330,000
Apad Provincial High School	10,472,000	1,020,000	11,492,000	672,000
Atulayan Sagñay Integrated School		335,000	335,000
Bagacay High School	11,409,000	1,070,000	12,479,000	439,000
Bagadion High School	431,000	614,000	1,045,000	155,000
Bagolatao National High School	3,514,000	650,000	4,164,000	222,000
Bahao National High School	12,233,000	974,000	13,207,000	522,000
Bahi National High School	9,340,000	962,000	10,302,000	358,000
Balaogan National High School	11,596,000	1,033,000	12,629,000	426,000
Balaton National High School	8,403,000	736,000	9,139,000	264,000
Banga National High School	4,306,000	540,000	4,846,000	228,000
Bantugan National High School	4,335,000	620,000	4,955,000	155,000
Bikol High School for Arts and Culture	863,000	654,000	1,517,000
Binagasbasan National High School	9,553,000	626,000	10,179,000	188,000
Binagasbasan National High School - Denrica NHS		665,000	665,000	223,000
Binahian Sipocot Integrated School		416,000	416,000
Binobong High School	8,642,000	807,000	9,449,000	304,000
Bitaogan National High School	5,516,000	678,000	6,194,000	322,000
Bolo Norte High School	13,776,000	1,030,000	14,806,000	418,000
Buenavista National High School	8,063,000	742,000	8,805,000	365,000
Buhi High School	5,129,000	1,821,000	6,950,000
Buhi SPED Integrated School	4,143,000	605,000	4,748,000	155,000
Bula National High School - Caorasan NHS Annex (Bula)		636,000	636,000	227,000
Burabod Integrated School		335,000	335,000
Burabod National High School	8,962,000	1,038,000	10,000,000	205,000
Cabalinadan High School	941,000	745,000	1,686,000	368,000
Cabotonan High School	5,071,000	679,000	5,750,000	299,000
Cagbibi National High School	3,811,000	574,000	4,385,000	226,000
Calabnigan Green Meadows High School		614,000	614,000	166,000
Camarines Sur National Agro-Industrial High School	431,000	557,000	988,000
Camarines Sur Sports Academy	4,438,000	526,000	4,964,000	173,000
Canayonan National High School	4,947,000	782,000	5,729,000	279,000
Caranday National High School	7,230,000	775,000	8,005,000	277,000
Carmel National High School	10,943,000	1,013,000	11,956,000	228,000
Casay Provincial High School	13,409,000	1,294,000	14,703,000	548,000
Casugad National High School	9,151,000	841,000	9,992,000	312,000
Catalotoan National High School	7,244,000	729,000	7,973,000	228,000
Coguit Provincial High School	14,045,000	1,429,000	15,474,000	680,000
Computer Science High School of Bicolandia	6,319,000	955,000	7,274,000
Cristobal D. Aquino Memorial High School	2,120,000	783,000	2,903,000	281,000
Curry National High School	11,020,000	830,000	11,850,000	368,000
Dahat National Vocational High School	19,878,000	1,370,000	21,248,000	913,000
Dalipay High School	1,556,000	616,000	2,172,000	220,000
Dalupaon National High School	16,185,000	983,000	17,168,000	446,000
Del Rosario National High School	7,031,000	720,000	7,751,000	185,000
Divine Shepherd High School		545,000	545,000
Don Mariano C. San Juan High School	4,217,000	606,000	4,823,000	173,000

878	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Don Teofilo H. Dilanco Memorial High School	14,255,000	1,105,000	15,360,000	771,000
Doña Basilia S. Quilon Memorial High School	10,676,000	881,000	11,557,000	530,000
Doroteo Federis, Sr. National High School	6,801,000	736,000	7,537,000	241,000
Dr. Lorenzo P. Ziga Memorial High School	9,004,000	859,000	9,863,000	370,000
Dr. Nelson Mejia National High School	6,573,000	637,000	7,210,000	213,000
Eduardo T. Agomaa National High School	7,032,000	772,000	7,804,000	241,000
Eleonor P. Lelis Senior High School				559,000
Eusebia Paz Arroyo Memorial National High School	13,272,000	1,320,000	14,592,000	626,000
Fabrica High School	11,846,000	864,000	12,710,000	190,000
Federico P. Condat National High School, Presentacion	12,078,000	1,046,000	13,124,000	464,000
Felipe P. Panton High School	10,042,000	924,000	10,966,000	426,000
Gibgos National High School	5,690,000	709,000	6,399,000	385,000
Goa Science High School	1,764,000	719,000	2,483,000	677,000
Gov. Mariano E. Villafuerte High School, Pili	8,083,000	1,170,000	9,253,000	563,000
Gregorio O. Bercasio Memorial High School	9,539,000	758,000	10,297,000	368,000
Guijalo National High School	10,262,000	909,000	11,171,000	563,000
Haluban National High School	7,534,000	710,000	8,244,000	261,000
Harrison Integrated School		637,000	637,000	165,000
Himanag National High School	11,216,000	960,000	12,176,000	403,000
Huyonhuyon High School	9,313,000	1,087,000	10,400,000	586,000
Iraya High School	434,000	746,000	1,180,000
Iyagan National High School		571,000	571,000
Jaime Macatangay, Sr. National High School	12,234,000	1,170,000	13,404,000	543,000
Jose de Villa National High School	21,655,000	1,453,000	23,108,000	771,000
Jose T. Fuentebella National High School		635,000	635,000
La Purisima Pili National High School	866,000	707,000	1,573,000
La Salvacion National High School	18,223,000	1,296,000	19,519,000	743,000
La Victoria High School (Fabrica NHS Annex)	3,037,000	702,000	3,739,000	226,000
Laganac High School	7,488,000	765,000	8,253,000	228,000
Lamon National High School		618,000	618,000
Leon A. Ablaza High School		557,000	557,000
Lidong High School	4,111,000	560,000	4,671,000	216,000
Lip-ac Integrated School (Sitio Catagbacan)	1,307,000	373,000	1,680,000
Lourdes Provincial High School	6,169,000	700,000	6,869,000	155,000
Lubigan, Sr. High School		687,000	687,000	220,000
Lupi National High School	14,043,000	1,247,000	15,290,000	555,000
Lupi-Iligan National High School	9,229,000	854,000	10,083,000	654,000
Maangas High School - Buenavista Annex	4,525,000	629,000	5,154,000	237,000
Mabca National High School	431,000	628,000	1,059,000
Magsaysay National High School	6,367,000	673,000	7,040,000	309,000
Malansad National High School	6,156,000	647,000	6,803,000	270,000
Malate-Olos High School	3,045,000	752,000	3,797,000
Mambayawas High School	3,962,000	667,000	4,629,000	185,000
Manangle High School	7,968,000	718,000	8,686,000	155,000
Mangayawan National High School	7,000,000	741,000	7,741,000	256,000
Mansalaya National High School	8,777,000	932,000	9,709,000	398,000
Mantalisay National High School	8,012,000	733,000	8,745,000	226,000
Marangi High School	3,075,000	633,000	3,708,000	254,000
Masoli National High School	9,302,000	929,000	10,231,000	373,000
Medroso Mendoza High School	13,041,000	904,000	13,945,000	330,000
New Partido High School	2,174,000	807,000	2,981,000	332,000
Nonito Paz Arroyo Memorial National High School	9,328,000	817,000	10,145,000	233,000
Northern Canaman High School	5,147,000	728,000	5,875,000	256,000
Northern Plain High School	6,878,000	657,000	7,535,000	155,000
Ombao National High School	5,833,000	639,000	6,472,000	239,000
Oring National High School	9,989,000	926,000	10,915,000	408,000
Pablo Lim Olivan National High School	17,498,000	1,468,000	18,966,000	1,009,000
Pag-Oring Nuevo National High School	4,741,000	654,000	5,395,000	191,000
Palangon High School	4,841,000	600,000	5,441,000	197,000
Palo Integrated School	2,419,000	475,000	2,894,000
Pambuhan National High School	13,681,000	1,336,000	15,017,000	1,136,000
Panagan High School	12,022,000	856,000	12,878,000	469,000
Pararao National High School	14,038,000	1,361,000	15,399,000	510,000
Payak High School	5,082,000	801,000	5,883,000	287,000
Payatan National High School	9,103,000	863,000	9,966,000	312,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	879
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pinamasagan National High School	8,861,000	958,000	9,819,000	411,000
Ponong Integrated School	4,191,000	587,000	4,778,000	155,000
Presentacion National High School	15,876,000	1,413,000	17,289,000	974,000
Pulang Daga National High School	5,364,000	648,000	6,012,000	231,000
R.T. Subastil Memorial High School	5,846,000	690,000	6,536,000	159,000
Rabano High School	988,000	534,000	1,522,000
Ragay Science and Mathematics Oriented High School	4,131,000	587,000	4,718,000	305,000
Ramon B. Felipe, Sr. High School	11,855,000	1,141,000	12,996,000	553,000
Rangas Ramos National High School (San Jose Fishery)	8,948,000	882,000	9,830,000	259,000
Rolando R. Andaya, Sr. Memorial High School	10,547,000	1,200,000	11,747,000	609,000
Sabang High School, Calabanga	14,571,000	1,246,000	15,817,000	619,000
Sacred Heart High School	10,725,000	1,039,000	11,764,000	576,000
Sagrada National High School - Tinambac	9,097,000	654,000	9,751,000	358,000
Sagrada Provincial High School	12,829,000	1,193,000	14,022,000	393,000
Sagurong High School, Sagurong	1,899,000	677,000	2,576,000	206,000
Salogon High School	8,588,000	866,000	9,454,000	302,000
Salvacion High School (Sagnay Southeastern)	4,994,000	844,000	5,838,000	289,000
Salvacion High School, Buhi		597,000	597,000
Salvacion High School, Sipocot		610,000	610,000	204,000
Salvacion Libmanan Integrated School	863,000	345,000	1,208,000
San Antonio High School		554,000	554,000
San Antonio National High School	13,402,000	1,254,000	14,656,000	489,000
San Jose Alanao High School	6,221,000	831,000	7,052,000	236,000
San Jose Integrated School	1,757,000	366,000	2,123,000
San Pablo Integrated School	2,688,000	664,000	3,352,000	155,000
San Ramon National High School - Bula	8,980,000	909,000	9,889,000	396,000
San Ramon Provincial High School	6,100,000	737,000	6,837,000	155,000
San Roque High School, Bato	10,242,000	1,104,000	11,346,000	690,000
San Sebastian Fisheries High School	434,000	613,000	1,047,000
San Vicente High School, Sipocot	5,406,000	646,000	6,052,000	161,000
Severo High School	5,517,000	916,000	6,433,000	241,000
Sibaguan Agro-Industrial High School	13,316,000	1,136,000	14,452,000	403,000
Siembre High School	5,249,000	751,000	6,000,000	186,000
Sinuknipan National High School	13,076,000	1,384,000	14,460,000	753,000
Siruma High School (Fundado High School Annex)	1,121,000	583,000	1,704,000	211,000
Sisa Feliciano Memorial High School	10,125,000	962,000	11,087,000	505,000
Sto. Nino Integrated School	1,556,000	452,000	2,008,000
Sumaoy Integrated School	249,000	586,000	835,000	183,000
Tabgon High School	10,952,000	953,000	11,905,000	568,000
Tabgon National High School	11,922,000	998,000	12,920,000	900,000
Tambo National High School	18,734,000	1,318,000	20,052,000	1,098,000
Tandoc National High School	11,756,000	1,154,000	12,910,000	495,000
Tapayas National High School	11,383,000	1,163,000	12,546,000	479,000
Tawog National High School - Eastern Coast NHS (Tawog)		678,000	678,000	398,000
Tawog National High School - Northern Peninsula	249,000	653,000	902,000	271,000
Tierra Nevada National High School	7,610,000	720,000	8,330,000	256,000
Tinalmud National High School, Pasacao	2,920,000	948,000	3,868,000	451,000
Tinawagan National High School	11,647,000	1,166,000	12,813,000	510,000
Tinorongan National High School	3,155,000	752,000	3,907,000	345,000
Toytoy Integrated School	680,000	487,000	1,167,000	167,000
V. Bagasina, Sr. Memorial High School	25,405,000	1,748,000	27,153,000	385,000
Victor Bernal Provincial High School	10,501,000	900,000	11,401,000	472,000
Villafuerte - Peña High School	5,840,000	743,000	6,583,000	254,000
Villamayor National High School	11,658,000	1,273,000	12,931,000	495,000
Visita De Salog High School	6,528,000	781,000	7,309,000	238,000
Vito National High School	7,665,000	946,000	8,611,000	314,000
West Coast National High School (West Coast High School)	6,871,000	717,000	7,588,000	218,000

Division of Catanduanes	239,882,000	25,833,000	265,715,000	9,982,000

Division Office - Proper	4,533,000		4,533,000
Agban National High School	6,891,000	787,000	7,678,000	233,000
Antipolo National High School	8,232,000	695,000	8,927,000	327,000
Baldoc Integrated School		335,000	335,000
Bote Integrated School	6,544,000	734,000	7,278,000	249,000
Bugao National High School	6,969,000	817,000	7,786,000	225,000

880	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Buyo Integrated School	13,016,000	979,000	13,995,000	467,000
Cabcab National High School	9,648,000	973,000	10,621,000	403,000
Cabugao Integrated School	11,992,000	1,272,000	13,264,000	629,000
Cobo Integrated School	6,481,000	745,000	7,226,000	205,000
Codon National High School	6,225,000	666,000	6,891,000	249,000
Dariao National High School	6,164,000	686,000	6,850,000	166,000
Dororian National High School	4,102,000	552,000	4,654,000	227,000
Hawan National High School	7,609,000	665,000	8,274,000	211,000
Lictin Integrated School	5,362,000	672,000	6,034,000	195,000
Magnesia National High School	6,397,000	718,000	7,115,000	201,000
Manambrag National High School	10,826,000	1,024,000	11,850,000	474,000
Mayngaway National High School	11,209,000	1,082,000	12,291,000	558,000
Milaviga Integrated School	5,406,000	570,000	5,976,000	183,000
Pagsangahan Integrated School		353,000	353,000
Palta National High School	10,366,000	861,000	11,227,000	380,000
Palumbanes Integrated School		484,000	484,000	162,000
Panganiban National High School	17,264,000	839,000	18,103,000	304,000
Panganiban National High School, Caic Compound (Panganiban)		1,268,000	1,268,000	720,000
San Jose National High School	12,152,000	1,275,000	13,427,000	403,000
San Miguel Rural Development High School (Mabato High School Annex)	522,000	831,000	1,353,000	426,000
San Vicente National High School	6,740,000	745,000	7,485,000	202,000
Sicmil Integrated School	4,337,000	605,000	4,942,000	155,000
Tabugoc National High School	14,175,000	1,323,000	15,498,000	510,000
Tambongon National High School	10,281,000	1,051,000	11,332,000	451,000
Tinago National High School	7,599,000	695,000	8,294,000	268,000
Tubli National High School	18,840,000	1,531,000	20,371,000	799,000

Division of Iriga City	53,416,000	7,175,000	60,591,000	4,082,000

Division Office - Proper	1,040,000		1,040,000
Antipolo Integrated School	434,000	345,000	779,000
Cristo Rey Integrated School	7,655,000	836,000	8,491,000	281,000
Iriga City Division Integrated Special School (SPED)		474,000	474,000
Rinconada National Technical Vocational School - San Francisco High School Annex		729,000	729,000
Salvacion Integrated School	1,294,000	432,000	1,726,000
San Agustin (Stand-Alone) Senior High School				2,412,000
San Juan Integrated School	1,788,000	416,000	2,204,000
San Pedro National High School	7,010,000	758,000	7,768,000	276,000
Santiago Integrated School	8,898,000	903,000	9,801,000	264,000
Sta. Maria High School	9,638,000	985,000	10,623,000	375,000
Sto. Niño National High School	15,659,000	1,297,000	16,956,000	474,000

Division of Legazpi City	65,262,000	7,013,000	72,275,000	2,599,000

Division Office - Proper	1,229,000		1,229,000
Bariis Integrated School		335,000	335,000
Cagbacong High School	5,161,000	686,000	5,847,000	164,000
Gogon High School	19,668,000	1,642,000	21,310,000	1,093,000
Maslog National High School	7,492,000	925,000	8,417,000	302,000
Pawa High School	11,473,000	943,000	12,416,000	436,000
San Francisco Integrated School		335,000	335,000
Special Education Center		475,000	475,000
Taysan Resettlement Integrated School	20,239,000	1,672,000	21,911,000	604,000

Division of Ligao City	93,717,000	7,930,000	101,647,000	3,679,000

Division Office - Proper	1,796,000		1,796,000
Amtic National High School	12,510,000	1,124,000	13,634,000	451,000
Barayong High School	13,371,000	1,157,000	14,528,000	408,000
Cabarian National High School	12,824,000	1,203,000	14,027,000	664,000
Ligao City National Technical-Vocational High School	28,070,000	1,524,000	29,594,000	1,101,000
Maonon High School	5,462,000	792,000	6,254,000	241,000
Oma-Oma National High School	8,341,000	953,000	9,294,000	393,000
Palapas National High School	11,343,000	1,177,000	12,520,000	421,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	881
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

Division of Masbate	953,801,000	113,866,000	1,067,667,000	44,942,000

Division Office - Proper	17,479,000		17,479,000
Adelina P. Laurio National High School	9,631,000	860,000	10,491,000	431,000
Alejandra B. Tambago High School	8,288,000	793,000	9,081,000	215,000
Allanaraiz-Marfil High School	14,799,000	1,546,000	16,345,000	809,000
Amado E. Lazaro High School		675,000	675,000	413,000
Amador-Bello High School		914,000	914,000	309,000
Amotag National High School		714,000	714,000	294,000
Antonio Lee Llacer, Sr. Integrated School	6,705,000	748,000	7,453,000	198,000
Aroroy Stand-Alone Senior High School				793,000
Arriesgado-Sevillano High School	9,324,000	860,000	10,184,000	403,000
Balete High School	1,294,000	642,000	1,936,000	188,000
Bangalisan Barangay High School	9,184,000	793,000	9,977,000	261,000
Bartolabac Integrated School	866,000	451,000	1,317,000
Batuila Integrated School	431,000	345,000	776,000
Bibiano A. Avenir Parina Integrated School		335,000	335,000
Bricio Aninang, Sr. Memorial High School (Panguiranan National High School)	15,869,000	1,382,000	17,251,000	454,000
Buenasuerte Integrated School	4,344,000	1,313,000	5,657,000	472,000
Buenavista Integrated School	930,000	796,000	1,726,000	276,000
Bugtong High School	6,628,000	698,000	7,326,000	270,000
Buracan National High School	12,344,000	1,195,000	13,539,000	378,000
Burgos National High School	8,190,000	960,000	9,150,000	337,000
Busing Integrated School	863,000	434,000	1,297,000
Buyo National High School	6,967,000	810,000	7,777,000	242,000
Cabangcalan High School		601,000	601,000	255,000
Cabas-an High School	431,000	586,000	1,017,000
Cabitan High School	21,081,000	1,806,000	22,887,000	989,000
Casamongan Integrated School	863,000	476,000	1,339,000	155,000
Casinillo-Monteroyo High School	1,726,000	716,000	2,442,000	191,000
Cawayan National High School	8,863,000	687,000	9,550,000	230,000
Centro Integrated School	1,294,000	398,000	1,692,000
Cleofe A. Arce Memorial High School	8,011,000	778,000	8,789,000	322,000
Cogon High School	14,368,000	1,230,000	15,598,000	578,000
Conrada Tero Kho Memorial High School	11,800,000	911,000	12,711,000	264,000
Costa Rica Integrated School	8,813,000	859,000	9,672,000	165,000
Cristeta Bagano Memorial High School	1,672,000	1,481,000	3,153,000	784,000
Dacu Integrated School	863,000	376,000	1,239,000
Dalipe High School	9,056,000	796,000	9,852,000	330,000
Damaso R. Rubia Memorial High School	9,739,000	810,000	10,549,000	424,000
Delavin-Rubia High School	8,197,000	717,000	8,914,000	269,000
Don Benito Maristela Memorial High School	9,567,000	892,000	10,459,000	289,000
Eastern Capsay Integrated School	866,000	425,000	1,291,000	155,000
Emilio Lee Llacer, Sr. High School	3,840,000	678,000	4,518,000	164,000
Enrique A. Bayola, Sr. Memorial Integrated School		424,000	424,000
F. Alindogan National High School	14,888,000	1,358,000	16,246,000	553,000
Feliciano S. Samonte Memorial High School	8,543,000	898,000	9,441,000	388,000
Felixberto del Rosario, Jr. Memorial High School	10,776,000	952,000	11,728,000	370,000
Floro L. Medina Memorial High School	6,077,000	770,000	6,847,000	198,000
Francisca Conag Lavisto Memorial High School	5,117,000	622,000	5,739,000	216,000
Gerardo C. Cardiño, Sr. High School	5,484,000	756,000	6,240,000	233,000
Guin-awayan Integrated School		350,000	350,000
Gulapo Jumao-as High School		610,000	610,000
Halabangbaybay National High School	6,581,000	631,000	7,212,000	268,000
Iniwaran Integrated School		655,000	655,000	269,000
Ipil National High School	8,656,000	869,000	9,525,000	201,000
Isidro C. Mendoza High School	431,000	606,000	1,037,000
Jamorawon Barangay High School	16,344,000	1,131,000	17,475,000	619,000
Labangco High School		681,000	681,000	215,000
Lagta National High School	10,582,000	1,014,000	11,596,000	314,000
Lahong National High School	9,475,000	888,000	10,363,000	368,000
Lantangan High School	5,936,000	744,000	6,680,000	274,000
Liberato P. Tacurda, Sr. High School	9,051,000	940,000	9,991,000	368,000
Libertad High School	7,865,000	696,000	8,561,000	193,000
Liong National High School	15,473,000	1,564,000	17,037,000	560,000

882	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Mababangbaybay National High School	7,463,000	889,000	8,352,000	434,000
Mabuhay Integrated School	1,294,000	404,000	1,698,000
Madamba Integrated School	1,294,000	443,000	1,737,000	155,000
Magdalena National High School	11,709,000	931,000	12,640,000	378,000
Magsalangi Integrated School		335,000	335,000
Malaking Ilog National High School	8,017,000	774,000	8,791,000	398,000
Malbug High School	18,456,000	1,501,000	19,957,000	784,000
Manamoc Upland Integrated School	431,000	415,000	846,000
Maravilla National High School		1,097,000	1,097,000	492,000
Marcelo A. Añonuevo National High School	9,202,000	777,000	9,979,000	403,000
Marintoc National High School	13,658,000	1,256,000	14,914,000	489,000
Mary Perpetua E. Brioso National High School	11,218,000	919,000	12,137,000	462,000
Masbate Sports Academy		485,000	485,000	167,000
Mataba Integrated School	7,606,000	643,000	8,249,000	264,000
Matagangtang National High School	8,519,000	859,000	9,378,000	368,000
Matiporon Integrated School		335,000	335,000
Melchor B. Burlaos Memorial High School	13,599,000	917,000	14,516,000	370,000
Milagros National High School	12,329,000	1,057,000	13,386,000	670,000
Morocborocan Integrated School	924,000	379,000	1,303,000
Nabongsoran High School	6,161,000	707,000	6,868,000	284,000
Naro High School	23,905,000	1,851,000	25,756,000	1,192,000
Nonilon C. Hermosa, Sr. High School	431,000	617,000	1,048,000
Osmeña High School	10,557,000	922,000	11,479,000	446,000
Palanas National Agricultural High School	10,809,000	1,103,000	11,912,000	459,000
Palanas National High School	8,049,000	680,000	8,729,000	260,000
Palani Integrated School	924,000	469,000	1,393,000	155,000
Paral Integrated School		379,000	379,000
Pedro C. Sese, Sr. Memorial High School	9,432,000	922,000	10,354,000	373,000
Pinamandayan High School	6,390,000	629,000	7,019,000	213,000
Polot Integrated School	863,000	398,000	1,261,000
Puro High School	19,947,000	1,351,000	21,298,000	885,000
Quezon National High School	9,197,000	847,000	10,044,000	312,000
Quinayangan National High School	7,839,000	871,000	8,710,000	254,000
Revil-Bajar National High School		652,000	652,000	375,000
Rivera-Brizo National High School	863,000	707,000	1,570,000
Rizal Integrated School	431,000	534,000	965,000	175,000
Rodolfo Z. Titong National High School	11,270,000	830,000	12,100,000	416,000
Rondina - Atendido National High School	23,711,000	1,681,000	25,392,000	781,000
Roxas Integrated High School	863,000	387,000	1,250,000
Salvacion High School		651,000	651,000	185,000
Salvacion Integrated School	431,000	504,000	935,000	203,000
San Carlos National High School	1,297,000	665,000	1,962,000	234,000
San Isidro National High School	9,578,000	996,000	10,574,000	360,000
San Pablo National High School	13,729,000	1,207,000	14,936,000	548,000
San Pedro National High School	12,215,000	1,136,000	13,351,000	530,000
San Ramon National High School	16,145,000	1,190,000	17,335,000	543,000
Santos E. Conag National High School	17,040,000	1,326,000	18,366,000	642,000
Serafin C. Rosero Memorial High School	11,047,000	1,034,000	12,081,000	456,000
Severino P. Arellano National High School		723,000	723,000
Simawa National High School		806,000	806,000	266,000
Sulpicio T. Condor, Sr. National High School		878,000	878,000	527,000
Syndicate National High School	431,000	746,000	1,177,000	155,000
Tagpu High School	3,523,000	821,000	4,344,000
Taisan High School		719,000	719,000	317,000
Tanque National High School	17,983,000	1,789,000	19,772,000	1,068,000
Temistocles A. Merioles, Sr. Memorial High School	19,902,000	1,558,000	21,460,000	781,000
Teresita C. Young Memorial High School	8,792,000	953,000	9,745,000	451,000
Tiburcio Berdida High School (Pasig NHS)	15,489,000	1,381,000	16,870,000	702,000
Tigbao Integrated School	9,861,000	762,000	10,623,000	292,000
Tinapian Integrated School		335,000	335,000
Tinigban National High School	10,727,000	984,000	11,711,000	439,000
Tito R. Espinosa Memorial National Agricultural High School (Burias National Agricultural High School)	13,847,000	1,275,000	15,122,000	657,000
Tomas V. Rivera National High School	34,701,000	2,331,000	37,032,000	1,588,000
Tugbo Integrated School	1,357,000	460,000	1,817,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	883
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Tumalaytay High School		795,000	795,000	337,000
Ubo Integrated School	872,000	475,000	1,347,000
Uson National High School	18,366,000	1,445,000	19,811,000	621,000
Verdida Sabrido High School	14,916,000	1,174,000	16,090,000	604,000
Vicente D. Alburo High School		787,000	787,000	269,000
Victory Integrated School	431,000	556,000	987,000	155,000
Villa Integrated School	2,589,000	826,000	3,415,000	517,000
Vivencio P. Casas, Sr. Memorial High School, Placer	24,275,000	1,614,000	25,889,000	1,012,000
Zapatos Integrated School	431,000	365,000	796,000

Division of Masbate City	61,149,000	7,825,000	68,974,000	3,008,000

Division Office - Proper	1,229,000		1,229,000
Alejandro Delos Reyes Integrated School	7,633,000	895,000	8,528,000	312,000
B. Titong High School		655,000	655,000
Bantigue High School	8,564,000	974,000	9,538,000	347,000
Bayombon High School	7,141,000	923,000	8,064,000	294,000
Bolo High School	14,305,000	1,479,000	15,784,000	832,000
Igang Integrated School	431,000	345,000	776,000
Nursery High School	9,797,000	1,155,000	10,952,000	515,000
Usab High School	12,049,000	1,399,000	13,448,000	708,000

Division of Naga City	8,084,000	3,771,000	11,855,000	185,000

Division Office - Proper	189,000		189,000
Balatas National High School	863,000	842,000	1,705,000
Del Rosario High School	4,874,000	848,000	5,722,000	185,000
San Isidro National High School		801,000	801,000
Sta. Cruz National High School	2,158,000	1,280,000	3,438,000

Division of Sorsogon	421,552,000	47,186,000	468,738,000	16,838,000

Division Office - Proper	8,218,000		8,218,000
Alegria Integrated School	440,000	345,000	785,000
Bagacay National High School	13,586,000	1,045,000	14,631,000	396,000
Bagatao National High School	6,456,000	727,000	7,183,000	194,000
Bagong Sirang High School	3,103,000	596,000	3,699,000	235,000
Bantayan National High School	7,175,000	727,000	7,902,000	264,000
Bartolome G. Lee, Sr. Integrated School	431,000	345,000	776,000
Batang Integrated School	431,000	517,000	948,000
Bayasong National High School	13,246,000	960,000	14,206,000	426,000
Beguin High School, Bulan	7,267,000	726,000	7,993,000	182,000
Bentuco National High School	9,099,000	784,000	9,883,000	183,000
Biton High School	6,042,000	785,000	6,827,000	327,000
Buenavista National High School, Castilla	7,522,000	693,000	8,215,000	314,000
Butag School of Fisheries	7,049,000	740,000	7,789,000	393,000
Cabugao National High School	6,917,000	769,000	7,686,000	302,000
Cadandanan National High School	6,095,000	682,000	6,777,000	226,000
Caditaan National High School	9,116,000	897,000	10,013,000	233,000
Cagbolo National Vocational High School	6,560,000	676,000	7,236,000	244,000
Calateo Integrated School	872,000	345,000	1,217,000
Calintaan Integrated School	431,000	495,000	926,000
Calpi Integrated School	431,000	345,000	776,000
Celso F. Falcotelo National High School	6,744,000	766,000	7,510,000	161,000
Culasi National High School	9,463,000	976,000	10,439,000	446,000
Danao National High School	7,487,000	644,000	8,131,000	262,000
Del Carmen Memorial High School	8,044,000	893,000	8,937,000	155,000
Donsol National Comprehensive High School - Banuang Gurang Extension	9,120,000	945,000	10,065,000	495,000
Donsol National Comprehensive High School - Sta. Cruz Extension High School		983,000	983,000	652,000
Donsol Vocational High School - Gimagaan		1,093,000	1,093,000	429,000
Donsol Vocational High School - Gogon Annex		847,000	847,000	269,000
Faustino G. Glua High School	7,681,000	823,000	8,504,000	345,000
Gate National High School	11,249,000	839,000	12,088,000	446,000
Guruyan High School	8,346,000	919,000	9,265,000	383,000
Irosin North National High School	10,625,000	1,030,000	11,655,000	388,000
J.P. Laurel High School	12,462,000	1,097,000	13,559,000	560,000

884	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Jupi National High School	9,008,000	750,000	9,758,000	164,000
Lajong National High School	3,806,000	620,000	4,426,000	196,000
Lungib National High School	7,369,000	739,000	8,108,000	256,000
Manlabong National High School	6,655,000	821,000	7,476,000	236,000
Manuel T. Sia Memorial High School	9,128,000	775,000	9,903,000	411,000
Mayon National High School	13,254,000	1,138,000	14,392,000	474,000
Milagrosa National High School	11,288,000	857,000	12,145,000	335,000
Olimpio A. Guarin, Jr. National High School	9,341,000	871,000	10,212,000	302,000
Oras National High School	10,006,000	920,000	10,926,000	421,000
Palanas National High School	9,517,000	913,000	10,430,000	434,000
Pandan High School	7,353,000	787,000	8,140,000	327,000
Patag Integrated School	1,726,000	667,000	2,393,000	198,000
Pawik Integrated School		335,000	335,000
Pili National High School	6,453,000	745,000	7,198,000	210,000
Quezon National High School	10,251,000	840,000	11,091,000	375,000
Quirapi Integrated School	431,000	345,000	776,000
Rizal National High School - Gubat	11,363,000	816,000	12,179,000	335,000
Sablayan High School	863,000	515,000	1,378,000	250,000
San Antonio National High School	6,042,000	793,000	6,835,000	210,000
San Juan Bag-o High School	8,879,000	820,000	9,699,000	281,000
San Rafael High School, Castilla	10,872,000	1,054,000	11,926,000	626,000
San Rafael High School, Pilar	6,871,000	758,000	7,629,000	284,000
San Rafael Integrated School	2,158,000	382,000	2,540,000
San Roque National High School	8,641,000	918,000	9,559,000	314,000
Sisigon Integrated School	2,170,000	533,000	2,703,000
Siuton National High School	10,887,000	993,000	11,880,000	340,000
Sua High School, Matnog	10,732,000	930,000	11,662,000	304,000
Tingco National High School	7,265,000	722,000	7,987,000	292,000
Tiong Hen So Memorial High School	7,515,000	775,000	8,290,000	353,000

Division of Sorsogon City	76,274,000	8,797,000	85,071,000	5,916,000

Division Office - Proper	1,512,000		1,512,000
Bogña Integrated School	8,310,000	907,000	9,217,000	350,000
Buenavista National High School	5,354,000	651,000	6,005,000	164,000
Buhatan Integrated National School	6,250,000	763,000	7,013,000	223,000
Buhatan National High School	9,074,000	779,000	9,853,000	217,000
Capuy Integrated National School	1,294,000	389,000	1,683,000
Gatbo National High School	6,638,000	695,000	7,333,000	235,000
Lydia D. Martinez Memorial High School (Sugod NHS)	9,962,000	943,000	10,905,000
Mercedes B. Peralta Senior High School				1,040,000
Osiao Paglingap National High School	6,007,000	667,000	6,674,000	274,000
Pamurayan Integrated School	7,370,000	739,000	8,109,000	236,000
Rawis Senior High School				1,694,000
San Lorenzo Integrated National School	1,788,000	425,000	2,213,000
Sawanga National High School	6,260,000	723,000	6,983,000	360,000
Sto. Domingo Integrated School		335,000	335,000
Sto. Niño Integrated School	6,455,000	781,000	7,236,000	391,000
Sugod Senior High School				732,000

Division of Tabaco City	47,540,000	4,406,000	51,946,000	1,083,000

Division Office - Proper	851,000		851,000
Bongabong High School	8,041,000	894,000	8,935,000	172,000
Comon High School	7,138,000	780,000	7,918,000	155,000
Hacienda High School	13,176,000	887,000	14,063,000	218,000
Malictay High School	4,871,000	722,000	5,593,000	226,000
Mariroc High School	13,463,000	1,123,000	14,586,000	312,000

Region VI - Western Visayas	1,948,817,000	321,028,000	2,269,845,000	107,696,000

Division of Aklan	278,996,000	33,587,000	312,583,000	12,115,000

Division Office - Proper	5,572,000		5,572,000
Agtughangin Integrated School	5,753,000	654,000	6,407,000	259,000
Alfonso XII National High School	5,224,000	622,000	5,846,000	280,000
Altavas National High School (Cabangila Annex)	6,699,000	721,000	7,420,000	237,000
Angas Integrated School	3,892,000	542,000	4,434,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	885
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Anselmo B. Legazpi National High School (Formerly Cayangwan National High School)	6,764,000	731,000	7,495,000	276,000
Bacan National High School - Mangan Extension	6,784,000	728,000	7,512,000	261,000
Bagong Barrio Integrated School	4,823,000	502,000	5,325,000
Bakhaw Norte Integrated School	4,272,000	528,000	4,800,000	188,000
Balete Integrated School	11,872,000	1,106,000	12,978,000	515,000
Baybay-Alibagon Integrated School	3,519,000	537,000	4,056,000	188,000
Buruanga National High School	6,216,000	725,000	6,941,000	208,000
Catalino M. Prado National High School	7,521,000	851,000	8,372,000	309,000
Catmon Integrated School	3,801,000	496,000	4,297,000	155,000
Dalagsaan Integrated School	3,526,000	486,000	4,012,000	155,000
Don Edecio S. Venturanza Integrated School	872,000	361,000	1,233,000
Guadalupe National High School	11,485,000	913,000	12,398,000	469,000
Habana Integrated School	4,029,000	666,000	4,695,000	205,000
Ibajay Integrated School	20,425,000	1,775,000	22,200,000	1,002,000
Ipil Integrated School	3,186,000	478,000	3,664,000	155,000
Jawili Integrated School	5,716,000	734,000	6,450,000	216,000
Jose F. Meñez Memorial National High School	7,996,000	746,000	8,742,000	270,000
Kalibo Integrated Special Education Center	6,990,000	796,000	7,786,000	456,000
Kinaangay Integrated School	5,219,000	694,000	5,913,000	165,000
Laguinbanua Integrated School		335,000	335,000
Lalab National High School	2,711,000	610,000	3,321,000
Lamberto H. Tirol National High School	8,188,000	885,000	9,073,000	403,000
Laserna Integrated School	2,167,000	526,000	2,693,000	266,000
Lezo Integrated School	9,034,000	1,057,000	10,091,000	416,000
Loctuga National High School	9,503,000	928,000	10,431,000	477,000
Loreto N. Nedric National High School	7,722,000	813,000	8,535,000	269,000
Lupo National High School	4,699,000	631,000	5,330,000	192,000
Ma. Cristina Integrated School	3,543,000	478,000	4,021,000	155,000
Madalag National High School - Mamba Extension	1,366,000	557,000	1,923,000	238,000
Mambuquiao Integrated School	3,515,000	433,000	3,948,000	155,000
Mandong Integrated School	3,316,000	623,000	3,939,000	155,000
Manocmanoc National High School	21,228,000	1,713,000	22,941,000	1,248,000
Medina Integrated School	2,858,000	453,000	3,311,000	155,000
Monlaque National High School	431,000	607,000	1,038,000
Napti Integrated School	4,214,000	540,000	4,754,000	155,000
Ortega Integrated School	3,868,000	493,000	4,361,000	155,000
Palay Integrated School	3,238,000	508,000	3,746,000	155,000
Patrocinio A. Lachica Integrated School	4,591,000	567,000	5,158,000	167,000
Pinamuk-an Integrated Farm School	3,635,000	538,000	4,173,000	172,000
Pook Integrated School		335,000	335,000
San Roque Integrated School	3,724,000	513,000	4,237,000	155,000
Tabon Integrated School	3,169,000	437,000	3,606,000	155,000
Tagororoc Integrated School	4,015,000	485,000	4,500,000
Talon Integrated School	1,303,000	470,000	1,773,000	155,000
Tamalagon Integrated School	11,765,000	1,272,000	13,037,000	593,000
Vivo Integrated School	3,037,000	388,000	3,425,000

Division of Antique	88,613,000	16,466,000	105,079,000	4,829,000

Division Office - Proper	1,985,000		1,985,000
Aningalan Integrated Farm School		345,000	345,000
Antique Integrated School	2,158,000	345,000	2,503,000
Bunlao Integrated School		335,000	335,000
Caluya National High School - Sibay Annex	7,395,000	846,000	8,241,000	436,000
Capoyuan Integrated School		345,000	345,000
Dr. Luis E. Baraquia National High School		787,000	787,000	353,000
Eastern Laua-an National High School	6,185,000	796,000	6,981,000	200,000
Flores Integrated School		356,000	356,000
General Fullon Integrated School		335,000	335,000
Governor Evelio B. Javier Memorial National High School	12,900,000	1,266,000	14,166,000	609,000
Guintas National High School (Annex of Moscoso Rios National High School)	8,374,000	916,000	9,290,000	322,000
Hininga-an Integrated School		404,000	404,000
Igsoro Integrated School		472,000	472,000	155,000
Kawit Integrated School	4,315,000	687,000	5,002,000	167,000

886	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
La Paz Integrated School	2,589,000	485,000	3,074,000
Lacaron Integrated School	4,749,000	600,000	5,349,000	155,000
Lipata-Lamputong Integrated School	4,315,000	713,000	5,028,000	289,000
Manlacbo Integrated School		541,000	541,000
Osorio I Integrated School		388,000	388,000
Pangalcagan National High School	1,736,000	784,000	2,520,000	322,000
Panpanan I Integrated School		409,000	409,000
San Remigio Integrated School		420,000	420,000
Sebaste High School	13,719,000	1,467,000	15,186,000	746,000
Semirara National High School	18,193,000	1,449,000	19,642,000	1,075,000
Sumaray Integrated School		624,000	624,000
Tulatula Integrated School		351,000	351,000

Division of Bacolod City	63,748,000	11,430,000	75,178,000	3,962,000

Division Office - Proper	1,323,000		1,323,000
Alangilan Farm School		629,000	629,000
Andres Bonifacio Senior High School				743,000
Angela Gonzaga National High School - Emiliano Lizares National High School Extension	2,220,000	920,000	3,140,000	155,000
Fr. Gratian Murray Integrated School	14,514,000	1,269,000	15,783,000	687,000
Jovito Sayson National High School (MRRP NHS - Felisa Extension) Handuman National High School Extension	1,398,000	867,000	2,265,000	393,000
Luis Hervias National High School - Mandalagan Extension	1,561,000	1,217,000	2,778,000	548,000
M.G. Medalla Integrated School	18,754,000	1,563,000	20,317,000	822,000
Progreso Village National High School	10,807,000	1,663,000	12,470,000
Romanito P. Maravilla, Sr. National High School	13,171,000	1,602,000	14,773,000	614,000
Sum-ag Farm School		529,000	529,000
Sum-ag National High School - Cabug National High School - Sum-ag Extension		1,171,000	1,171,000

Division of Bago City	7,587,000	2,439,000	10,026,000	873,000

Division Office - Proper	189,000		189,000
Bago City Senior High School				873,000
Ramon Torres Atipuluan National High School	1,726,000	752,000	2,478,000
Ramon Torres Bacong National High School	5,672,000	1,138,000	6,810,000
Ramon Torres Malingin Farm School		549,000	549,000

Division of Cadiz City	42,387,000	7,441,000	49,828,000	2,117,000

Division Office - Proper	945,000		945,000
Burgos National High School (Cadiz Viejo National High School - Burgos Extension High School)	6,639,000	786,000	7,425,000	218,000
Caduha-an National High School - Andres Bonifacio Extension High School	5,977,000	1,025,000	7,002,000	426,000
Caduha-an National High School - Luna Extension High School	4,205,000	979,000	5,184,000	322,000
Caduha-an National High School - Tagbanon Extension High School	4,143,000	729,000	4,872,000	180,000
Dr. Vicente F. Gustilo Memorial National High School - Daga Extension High School	5,446,000	972,000	6,418,000	155,000
Mabini National High School - Alimatoc Extension High School	2,177,000	658,000	2,835,000	242,000
Tiglawigan National High School - Magsaysay Campus Extension High School	4,562,000	774,000	5,336,000	158,000
Villacin National High School - Jerusalem Extension High School	6,439,000	939,000	7,378,000	193,000
Villacin National High School - Sewahon Extension	1,854,000	579,000	2,433,000	223,000

Division of Capiz	134,690,000	20,501,000	155,191,000	4,422,000

Division Office - Proper	2,832,000		2,832,000
Agkawayan Integrated School	2,375,000	454,000	2,829,000
Aglalana Integrated School	4,353,000	652,000	5,005,000	545,000
Aglanot Integrated School	2,158,000	473,000	2,631,000
Antonio Belo Memorial Integrated School	1,726,000	513,000	2,239,000
Bago Chiquito Integrated School	1,294,000	368,000	1,662,000
Bag-ong Barrio National High School	6,424,000	643,000	7,067,000	300,000
Bailan Integrated School	1,726,000	620,000	2,346,000
Basiao National High School	9,661,000	955,000	10,616,000	363,000
Bilao Integrated School	2,158,000	577,000	2,735,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	887
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Bula Integrated School	1,297,000	495,000	1,792,000
Calixto Loyola, Sr. Integrated School	1,294,000	370,000	1,664,000
Canapian Integrated School	1,294,000	504,000	1,798,000
Celestino D. Diaz Integrated School	863,000	345,000	1,208,000
Dayhagan Integrated School	1,294,000	358,000	1,652,000
Don Leopoldo Gialogo Integrated School	863,000	388,000	1,251,000
Dr. Laureano R. Frial Integrated School	1,294,000	375,000	1,669,000
Duluan Integrated School	863,000	439,000	1,302,000
East Villaflores National High School (Maayon Extension)	6,662,000	695,000	7,357,000	266,000
Eleodoro J. Ponsaran Integrated School	2,158,000	434,000	2,592,000
Felixberto Dicon Dorado, Sr. Integrated School	1,294,000	437,000	1,731,000
Guinbialan Integrated School	2,170,000	356,000	2,526,000
Guise Integrated School	863,000	387,000	1,250,000
Ishmael B. Orillos Farm School	10,561,000	1,040,000	11,601,000	299,000
Malonoy National High School - Duyoc Extension	6,829,000	794,000	7,623,000	216,000
Manuel Ganzon Advincula Integrated School	1,726,000	406,000	2,132,000
Marciano M. Patricio National High School - Yating Extension	10,628,000	964,000	11,592,000	424,000
Pawa National High School	10,844,000	1,034,000	11,878,000	474,000
Presentacion Diez Gregorio National High School	7,861,000	715,000	8,576,000	216,000
Quiajo Integrated School	1,357,000	391,000	1,748,000
Reverend Tomas Conejar National High School	5,923,000	643,000	6,566,000	211,000
Roxas Farm School	4,628,000	661,000	5,289,000	223,000
San Antonio National High School - Putian National High School Extension	6,662,000	715,000	7,377,000	183,000
Sinamongan Integrated School	1,294,000	394,000	1,688,000
Tapulang Integrated School	863,000	386,000	1,249,000
Tinigban Integrated School	863,000	345,000	1,208,000
Vicente Andaya, Jr. National High School - Mianay Extension	7,735,000	1,175,000	8,910,000	702,000

Division of Escalante City	17,873,000	6,666,000	24,539,000	2,218,000

Division Office - Proper	378,000		378,000
Cervantes National High School	1,307,000	654,000	1,961,000	242,000
Floro T. Bongco Farm School	2,174,000	710,000	2,884,000	355,000
Japitan National High School	1,307,000	742,000	2,049,000	208,000
Langub National High School	1,743,000	706,000	2,449,000	192,000
Libertad National High School	1,736,000	671,000	2,407,000	173,000
Magsaysay National High School	1,743,000	650,000	2,393,000	239,000
Malasibog Integrated School	1,307,000	489,000	1,796,000	155,000
Paitan Integrated School	2,692,000	514,000	3,206,000	162,000
Pinapugasan National High School	1,743,000	768,000	2,511,000	188,000
Washington National High School	1,743,000	762,000	2,505,000	304,000

Division of Guimaras	50,089,000	4,707,000	54,796,000	2,073,000

Division Office - Proper	945,000		945,000
Agsanayan National High School	14,350,000	1,085,000	15,435,000	459,000
Ayangan National High School	5,867,000	700,000	6,567,000	189,000
Calaya National High School	10,747,000	976,000	11,723,000	479,000
Catalino G. Nava Farm School		587,000	587,000
Supang National High School	18,180,000	1,359,000	19,539,000	946,000

Division of Himamaylan City	46,272,000	7,178,000	53,450,000	2,811,000

Division Office - Proper	945,000		945,000
Cantupa Integrated School	1,726,000	379,000	2,105,000	155,000
Cunalum Integrated School	2,158,000	469,000	2,627,000	155,000
Libacao National High School	6,568,000	770,000	7,338,000	287,000
Mahalang National High School	8,267,000	962,000	9,229,000	408,000
Mambagaton Farm School	6,732,000	774,000	7,506,000	365,000
Paloypoy Integrated Farm School	7,902,000	803,000	8,705,000	162,000
Raymundo Tongson National High School - Suay Extension		1,079,000	1,079,000	515,000
San Antonio National High School	7,660,000	815,000	8,475,000	299,000
Sibucao Integrated School	1,294,000	367,000	1,661,000	155,000
Tiqui Integrated School	1,726,000	383,000	2,109,000	155,000
Tugas Integrated School	1,294,000	377,000	1,671,000	155,000

888	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

Division of Iloilo	556,433,000	84,291,000	640,724,000	24,500,000

Division Office - Proper	11,620,000		11,620,000
Adcadarao Integrated School	866,000	478,000	1,344,000
Adgao-Tagpuan-Ingay Integrated School	1,297,000	430,000	1,727,000
Adriano Cabardo National High School	7,960,000	854,000	8,814,000	385,000
Agbatuan Integrated School	2,161,000	392,000	2,553,000
Agcarope Integrated School	863,000	691,000	1,554,000
Agusipan Integrated School	866,000	378,000	1,244,000
Alameda National High School	2,608,000	681,000	3,289,000	222,000
Alberto Sorongon, Sr. Memorial National High School	9,534,000	871,000	10,405,000	261,000
Alejandro Firmeza Memorial High School - San Jose Extension	6,314,000	626,000	6,940,000	217,000
Alimodian National Comprehensive High School - Dalid Extension	5,808,000	791,000	6,599,000	332,000
Alimodian National Comprehensive High School - Sinamay Extension	7,061,000	787,000	7,848,000	304,000
Anabo National High School	7,443,000	850,000	8,293,000	375,000
Andres S. Ravena Integrated School	1,736,000	711,000	2,447,000
Bad-as National High School	4,931,000	563,000	5,494,000	279,000
Badlan National High School - Datagan Extension	7,148,000	795,000	7,943,000	424,000
Bagacay National High School	7,051,000	656,000	7,707,000	261,000
Bagongbong Integrated School	1,736,000	532,000	2,268,000
Bagumbayan Integrated School	866,000	345,000	1,211,000
Bancal Integrated School	2,170,000	641,000	2,811,000
Bancal National High School	9,761,000	989,000	10,750,000	431,000
Barangcalan Integrated School	863,000	422,000	1,285,000
Barasalon Integrated School	2,167,000	529,000	2,696,000
Barotac Nuevo National Comprehensive High School - Tiwi Annex		774,000	774,000	347,000
Batuan Integrated School, Carles	434,000	345,000	779,000
Batuan Integrated School, Dueñas	2,161,000	445,000	2,606,000
Batuanan Integrated School	866,000	345,000	1,211,000
Bayag National High School	6,243,000	655,000	6,898,000	272,000
Bayas National High School	6,510,000	742,000	7,252,000	350,000
Bingawan National High School - Tapacon Campus	7,386,000	1,064,000	8,450,000	439,000
Binuluangan Integrated School	866,000	410,000	1,276,000
Bontoc Integrated School	866,000	438,000	1,304,000
Buenavista Integrated School	866,000	349,000	1,215,000
Buga National High School - Gines Extension	3,461,000	611,000	4,072,000
Bulabog Integrated School	872,000	448,000	1,320,000
Bulak Integrated School	866,000	417,000	1,283,000
Bulwang Camandag Integrated School	1,294,000	345,000	1,639,000
Cabalic National High School	8,417,000	1,061,000	9,478,000	337,000
Cabasi-Sta. Rosa Integrated School	1,297,000	389,000	1,686,000
Cabudian High School	6,393,000	961,000	7,354,000	279,000
Cadoldolan Integrated School	866,000	345,000	1,211,000
Cale-Indaluyon Integrated School	872,000	352,000	1,224,000
Calicuang National High School	6,319,000	804,000	7,123,000	330,000
Calinog National Comprehensive High School - Binolusan Pequeño Extension	1,396,000	857,000	2,253,000	431,000
Cambitu National High School	7,763,000	842,000	8,605,000	340,000
Cananaman Integrated School	863,000	365,000	1,228,000
Canas Integrated School	1,297,000	446,000	1,743,000
Caninguan National High School	21,174,000	1,560,000	22,734,000	1,281,000
Carlos S. Lopez National High School - Had. Conchita Extension	10,638,000	1,050,000	11,688,000	477,000
Crisanto M. Ciriaco Integrated School	863,000	588,000	1,451,000
Daanbanwa Integrated School	2,167,000	610,000	2,777,000
Dela Paz National High School	14,741,000	1,338,000	16,079,000	687,000
Dominador Abang Memorial National High School	5,726,000	770,000	6,496,000	375,000
Don Salvador Hortelano Integrated School	863,000	345,000	1,208,000
Dorong-an Integrated School	1,729,000	385,000	2,114,000
Embarcadero Integrated School	866,000	423,000	1,289,000
Felimon Alfeche National High School		730,000	730,000
Gama Integrated School	1,303,000	596,000	1,899,000
Gen. Luna Vocational High School	6,459,000	677,000	7,136,000	193,000
Granada National High School - Ballesteros Campus	4,527,000	1,355,000	5,882,000	923,000
Guibongan-Igtuba Integrated School	1,303,000	464,000	1,767,000
Guipis Integrated School	866,000	345,000	1,211,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	889
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Igcabugao Integrated School	434,000	345,000	779,000
Igcores Integrated School	434,000	361,000	795,000
Igdagmay Integrated School	866,000	385,000	1,251,000
Igpigus Integrated School	434,000	348,000	782,000
Igtalongon National High School	11,524,000	985,000	12,509,000	416,000
Igtuble Integrated School	872,000	443,000	1,315,000
Ilongbukid National High School	8,011,000	922,000	8,933,000	299,000
Jamog Integrated School	2,598,000	368,000	2,966,000
Jayobo Farm School	14,217,000	1,204,000	15,421,000	966,000
Jose Facultad Memorial National High School	7,534,000	814,000	8,348,000	335,000
Juanico Integrated School	872,000	435,000	1,307,000
La Consolacion Integrated School	1,297,000	433,000	1,730,000
Lanag Norte National High School	11,059,000	1,006,000	12,065,000	451,000
Langca Integrated School	434,000	349,000	783,000
Lanot Grande Integrated School	866,000	461,000	1,327,000
Leon National High School - Tacurong Sur Extension	8,387,000	803,000	9,190,000	385,000
Libertad Integrated School	1,736,000	530,000	2,266,000
Lipata Integrated School	1,303,000	565,000	1,868,000
Loong National High School	18,352,000	1,664,000	20,016,000	915,000
Lumbia Integrated School	866,000	465,000	1,331,000
Maasin National Comprehensive High School - Dagami Extension	7,134,000	717,000	7,851,000	314,000
Manlot Integrated School	866,000	345,000	1,211,000
Maribuyong National High School	6,633,000	686,000	7,319,000	261,000
Miagao National High School - Miranda Extension	5,181,000	619,000	5,800,000	266,000
Milan National High School	11,200,000	1,344,000	12,544,000	670,000
Mostro National High School (Anilao National High School Extension)	6,729,000	773,000	7,502,000	256,000
Muyco Integrated School	866,000	386,000	1,252,000
Nanga Integrated School	872,000	417,000	1,289,000
Nazuni Summit Comprehensive National High School	5,964,000	604,000	6,568,000	280,000
Olango Integrated School	866,000	433,000	1,299,000
Pagdugue National High School	5,849,000	637,000	6,486,000	211,000
Palaca-Damilisan National High School - Bacolod Extension	7,886,000	683,000	8,569,000	365,000
Pandan Integrated School	2,598,000	900,000	3,498,000
Panuran National High School (Lambunao National High School Extension)	7,270,000	730,000	8,000,000	325,000
Pili National High School - Bucana Bunglas Extension	6,636,000	700,000	7,336,000	274,000
Pitogo National High School	9,256,000	820,000	10,076,000	281,000
Polopina National High School	9,787,000	984,000	10,771,000	439,000
Puente Bunglas Integrated School	866,000	454,000	1,320,000
Puga Integrated School	2,161,000	442,000	2,603,000
Pughanan Integrated School	866,000	491,000	1,357,000	210,000
Punong Integrated School	431,000	345,000	776,000
Punta Buri National High School	5,430,000	638,000	6,068,000	299,000
Quipot National High School	11,779,000	1,020,000	12,799,000	702,000
Salihid National High School	4,141,000	540,000	4,681,000	234,000
San Antonio National High School	7,979,000	848,000	8,827,000	368,000
San Carlos Integrated School	434,000	386,000	820,000
San Dionisio Integrated School	872,000	383,000	1,255,000
San Enrique Manuel Paluay, Sr. Memorial Extension High School	7,878,000	839,000	8,717,000	439,000
San Enrique National Comprehensive High School - Abaca Extension	9,071,000	922,000	9,993,000	401,000
San Joaquin Farm School		563,000	563,000
Santiago National High School	7,712,000	878,000	8,590,000	353,000
Sta. Ana National High School	2,177,000	584,000	2,761,000	270,000
Sto. Niño Integrated School	3,810,000	550,000	4,360,000	155,000
Tabugon Integrated School	866,000	424,000	1,290,000
Tabugon National High School (Dingle National High School Extension)	4,593,000	639,000	5,232,000	264,000
Talagutac Integrated School	434,000	436,000	870,000
Talingting National High School	11,260,000	1,137,000	12,397,000	728,000
Tambaliza National High School	12,975,000	1,310,000	14,285,000	654,000
Taminla Integrated School	866,000	411,000	1,277,000
Tinigban Integrated School	866,000	405,000	1,271,000
Toong Integrated School	2,598,000	529,000	3,127,000

890	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Trangka Integrated School	1,739,000	409,000	2,148,000
Tuble Integrated School	866,000	418,000	1,284,000
Tuyongan Integrated School	1,739,000	512,000	2,251,000
Ubian Integrated School		394,000	394,000
Valerio P. Palmares National High School	10,642,000	1,548,000	12,190,000	789,000
Valverde National High School	4,266,000	565,000	4,831,000	218,000
Velasco Integrated School	434,000	502,000	936,000
Victoria Integrated School	1,303,000	415,000	1,718,000
Western Visayas Sanitarium Integrated School	3,461,000	632,000	4,093,000	155,000

Division of Iloilo City	64,958,000	7,710,000	72,668,000	1,441,000

Division Office - Proper	1,418,000		1,418,000
A. Bonifacio Integrated School	12,516,000	1,789,000	14,305,000
Bakhaw Integrated School	3,484,000	578,000	4,062,000
Buntatala National High School (Jaro High School - Buntatala Extension)	13,534,000	1,221,000	14,755,000	302,000
Hibao-an Integrated School		370,000	370,000
Iloilo River Plains Integrated School	5,203,000	598,000	5,801,000
Nabitasan Integrated School		358,000	358,000
R.G. Hechanova Memorial National High School (Jaro High School - R.G. Hechanova Extension)	10,123,000	1,175,000	11,298,000	495,000
SPED - Integrated School for Exceptional Children	8,244,000	552,000	8,796,000	155,000
Tiu Cho Teg-Ana Ros Foundation Integrated Farm School	10,436,000	1,069,000	11,505,000	489,000

Division of Kabankalan City	120,905,000	14,227,000	135,132,000	6,486,000

Division Office - Proper	2,454,000		2,454,000
Bantayan National High School - Baras Diutay Extension		611,000	611,000	243,000
Bula National High School	431,000	645,000	1,076,000
Camingawan National High School		1,008,000	1,008,000
Carol-an National High School	13,685,000	1,257,000	14,942,000	812,000
Daan Banwa National High School	7,438,000	920,000	8,358,000	155,000
Hinapunan Integrated School	5,929,000	571,000	6,500,000	190,000
Kabankalan National High School	31,132,000	2,508,000	33,640,000	2,678,000
Magballo National High School	7,050,000	941,000	7,991,000	533,000
Pinaguinpinan National High School	7,565,000	802,000	8,367,000	259,000
Tabugon Farm School		579,000	579,000
Tagoc National High School	3,500,000	797,000	4,297,000	155,000
Tagukon National High School	14,989,000	1,192,000	16,181,000	325,000
Talubangi National High School	14,159,000	1,264,000	15,423,000	492,000
Tan-awan National High School	12,573,000	1,132,000	13,705,000	644,000

Division of La Carlota City	10,218,000	2,541,000	12,759,000	421,000

Division Office - Proper	189,000		189,000
Balabag National High School		684,000	684,000
La Carlota City SPED Integrated School	5,086,000	432,000	5,518,000
La Granja Farm School	863,000	652,000	1,515,000
La Granja National High School - Yubo Extension	4,080,000	773,000	4,853,000	421,000

Division of Negros Occidental	124,038,000	36,417,000	160,455,000	17,832,000

Division Office - Proper	2,549,000		2,549,000
Augurio Marañon Abeto National High School	8,740,000	800,000	9,540,000	365,000
Baclao Integrated School	863,000	345,000	1,208,000
Bilbao Uybico National High School	23,675,000	1,884,000	25,559,000	1,768,000
Binalbagan National High School - Santol Extension (Paglaum National High School - Santol Extension)		1,101,000	1,101,000	500,000
Bulwangan National High School - Talacagay Extension		1,224,000	1,224,000	1,123,000
Bunga Integrated School	431,000	1,034,000	1,465,000
Cabacungan National High School - Masulog Extension		953,000	953,000	421,000
Calatrava Senior High School - Stand-Alone				3,784,000
Caningay National High School - Banga Extension		692,000	692,000	383,000
Dolis National High School	1,726,000	683,000	2,409,000
Dr. Antonio Lizares National High School Extension		695,000	695,000
Ecogan Integrated School	431,000	345,000	776,000
Efegenio Lizares National High School	3,684,000	727,000	4,411,000	155,000
Enrique B. Magalona National High School - Consing Extension		925,000	925,000	302,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	891
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Enrique B. Magalona National High School - San Isidro Extension		711,000	711,000	246,000
Enriqueta Montilla Esteban National High School - Ubay Extension		622,000	622,000
Esteban Jalandoni Farm School	15,220,000	1,243,000	16,463,000	819,000
Florentina F. Caña Recto National High School (Linaon National High School)		887,000	887,000	505,000
Galicia National High School		827,000	827,000	426,000
Guiljungan National High School - Abaca Extension		604,000	604,000	252,000
Guiljungan National High School - Camindangan Extension	1,314,000	629,000	1,943,000	176,000
Guinpana-an National High School - Mamballo Extension		771,000	771,000	355,000
Guinpana-an National High School - Odiong Extension		705,000	705,000	294,000
Guinpana-an National High School - Poblacion Extension		1,410,000	1,410,000	910,000
Ilog National High School		970,000	970,000	609,000
Isabela National High School - Sikatuna Extension		1,111,000	1,111,000	545,000
Jose N. Villanueva National High School	1,294,000	646,000	1,940,000
Jose Valmayor National High School	1,726,000	697,000	2,423,000	220,000
Lagaan National High School	16,245,000	1,163,000	17,408,000	751,000
Lagoc Integrated School		335,000	335,000
Lalong Integrated School		335,000	335,000
Libas National High School	7,912,000	965,000	8,877,000	424,000
Lumbia National High School	1,294,000	626,000	1,920,000	198,000
Magsaysay Integrated School	1,294,000	345,000	1,639,000
Manapla National High School - Brgy. Purisima Extension		1,000,000	1,000,000	251,000
Manghanoy Farm School	6,718,000	931,000	7,649,000	284,000
Mateo Libo-on National High School	3,452,000	768,000	4,220,000
Minoyan National High School	16,248,000	1,337,000	17,585,000	786,000
Molobolo National High School	3,584,000	578,000	4,162,000	217,000
Paghumayan National High School	2,158,000	761,000	2,919,000
Payao National High School - Namulo Extension		645,000	645,000	229,000
Salvador C. Resol National High School	1,307,000	599,000	1,906,000
San Benito Integrated School		388,000	388,000
San Isidro Integrated School		335,000	335,000
Tabao National High School - Lacaron Extension		657,000	657,000
Tabu National High School - Caniamay Extension	1,726,000	638,000	2,364,000	166,000
Talacdan National High School	447,000	770,000	1,217,000	368,000

Division of Passi City	46,134,000	8,244,000	54,378,000	1,413,000

Division Office - Proper	945,000		945,000
Agdahon Farm School	6,406,000	747,000	7,153,000
Agdayao Integrated School	3,623,000	518,000	4,141,000
Aglalana Integrated School	1,729,000	542,000	2,271,000
Agtabo Integrated School		335,000	335,000
Anecito Panolino Integrated School		335,000	335,000
Efraim M. Santibañez National High School	13,839,000	1,331,000	15,170,000	576,000
Gemumua-Agahon National High School	9,305,000	1,193,000	10,498,000	378,000
Libo-o Integrated School		335,000	335,000
Magdungao Integrated School		335,000	335,000
Maila Paderes Aritalla National High School		860,000	860,000
Man-It Integrated School	10,287,000	1,378,000	11,665,000	459,000
Tagubong Integrated School		335,000	335,000

Division of Roxas City	60,980,000	10,771,000	71,751,000	3,742,000

Division Office - Proper	1,229,000		1,229,000
Adlawan Integrated School	866,000	407,000	1,273,000	155,000
Cogon Integrated School	866,000	380,000	1,246,000
Don Amando Bayot, Sr. Memorial Integrated School	2,161,000	564,000	2,725,000	155,000
Don Canuto Fuentes Integrated School	1,736,000	415,000	2,151,000
Don Jose Acevedo Integrated School	1,325,000	425,000	1,750,000	155,000
Don Juan B. Celino Integrated School		396,000	396,000
Don Ynocencio A. del Rosario National High School	19,933,000	1,801,000	21,734,000	1,167,000
Inzo Arnaldo Village Integrated School	7,774,000	1,466,000	9,240,000	763,000
Lawa-an Integrated School	4,766,000	999,000	5,765,000	368,000
Loctugan Integrated Farm School	1,297,000	458,000	1,755,000
Marcos Fuentes Integrated School	7,994,000	901,000	8,895,000	413,000
Olotayan Integrated School	2,614,000	499,000	3,113,000	155,000

892	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
President Manuel A. Roxas Memorial Integrated School - SPED	866,000	390,000	1,256,000
President Manuel Roxas Memorial Integrated School South	3,455,000	1,053,000	4,508,000
Sofronio Cordovero Integrated School	4,098,000	617,000	4,715,000	411,000

Division of Sagay City	85,149,000	12,067,000	97,216,000	6,236,000

Division Office - Proper	1,701,000		1,701,000
Bato National High School - Baviera Extension	863,000	606,000	1,469,000
Bato National High School - Campo Bago Extension	7,639,000	914,000	8,553,000	299,000
Bulanon Farm School	17,858,000	1,957,000	19,815,000	893,000
Colonia Divina Integrated School (Bato National High School - Colonia Divina Extension)	7,114,000	793,000	7,907,000	269,000
Himoga-an Baybay Integrated School	12,412,000	1,088,000	13,500,000	380,000
Molocaboc Integrated School (Vito National High School - Molocaboc National High School Extension)	7,754,000	962,000	8,716,000
Sagay City Eco-Zone Farm School	3,049,000	899,000	3,948,000	385,000
Sagay City Farm School	863,000	742,000	1,605,000	246,000
Sagay City Senior High School (Stand-Alone)				3,363,000
Sagay National High School - General Luna Extension	2,177,000	688,000	2,865,000
Sagay National High School - Lopez Jaena Extension	3,062,000	827,000	3,889,000	401,000
Sagay National High School - Old Sagay Extension	15,158,000	1,564,000	16,722,000
Serafin V. Aguilar Integrated School - Sewahon Extension	3,763,000	557,000	4,320,000
Sherman Hill Integrated School	1,736,000	470,000	2,206,000

Division of San Carlos City	15,135,000	5,369,000	20,504,000	406,000

Division Office - Proper	284,000		284,000
Guadalupe Integrated School		335,000	335,000
Handalago Integrated School	431,000	345,000	776,000
Iliranan Integrated School	872,000	616,000	1,488,000
Lamesa Integrated School	431,000	427,000	858,000
Lina Dela Viña Valmayor Integrated School	863,000	607,000	1,470,000
Medina Integrated School	1,294,000	569,000	1,863,000
Nataban Integrated School	431,000	418,000	849,000
Quezon Farm School		551,000	551,000
Sipaway National High School (Quezon National High School Extension)	10,098,000	955,000	11,053,000	406,000
Talave Integrated School	431,000	546,000	977,000

Division of Silay City	79,529,000	10,187,000	89,716,000	3,912,000

Division Office - Proper	1,701,000		1,701,000
Angeles J. Montinola Farm School	5,963,000	711,000	6,674,000	155,000
Barangay Eustaquio Lopez National High School	23,928,000	2,356,000	26,284,000	1,598,000
Don Albino & Doña Dolores Integrated School	5,072,000	648,000	5,720,000	155,000
Don Felix T. Lacson Memorial National High School	10,228,000	1,185,000	11,413,000	560,000
Don Serafin L. Golez Memorial Integrated School	3,741,000	454,000	4,195,000	155,000
Doña Montserrat Lopez Memorial High School - HPCO Extension		863,000	863,000	155,000
Doña Montserrat Lopez Memorial High School - Patag Extension		657,000	657,000	184,000
Guinhalaran Integrated School	10,023,000	1,032,000	11,055,000	175,000
Lantawan Integrated School - Annex of Guinbalaon National High School	3,726,000	478,000	4,204,000	155,000
Napilas Integrated School	3,190,000	433,000	3,623,000	155,000
Sibato Integrated School	3,612,000	401,000	4,013,000	155,000
SPED Center - Silay South	4,201,000	427,000	4,628,000	155,000
Violeta Integrated School	4,144,000	542,000	4,686,000	155,000

Division of Sipalay City	30,359,000	12,828,000	43,187,000	4,441,000

Division Office - Proper	662,000		662,000
Cambogui-ot National High School		722,000	722,000
Dung-I Integrated School		370,000	370,000
Gil Montilla National High School - Barangay 5 Extension	16,909,000	1,585,000	18,494,000	832,000
Gil Montilla National High School - Binulig Extension		907,000	907,000	279,000
Gil Montilla National High School - Cabadiangan Extension		898,000	898,000	287,000
Gil Montilla National High School - Camindangan Extension		1,134,000	1,134,000	434,000
Gil Montilla National High School - Cartegena Extension		1,320,000	1,320,000	789,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	893
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Gil Montilla National High School - Crossing Tanduay Extension		621,000	621,000	156,000
Gil Montilla National High School - Manlucahoc Extension		845,000	845,000	474,000
Jacinto Montilla Memorial National High School	10,630,000	1,164,000	11,794,000	510,000
Maricalum Farm School		951,000	951,000	320,000
Mauboy Integrated School		358,000	358,000
Nabulao National High School - Cayhangan Extension		860,000	860,000	360,000
Omas Integrated School		342,000	342,000
Tugas Integrated School	2,158,000	369,000	2,527,000
Vista Alegre Integrated School		382,000	382,000

Division of Victorias City	24,724,000	5,961,000	30,685,000	1,446,000

Division Office - Proper	473,000		473,000
Abelardo D. L. Bantug, Sr. National High School		798,000	798,000	178,000
Barangay Estado National High School	16,550,000	1,752,000	18,302,000	751,000
Barangay I National High School		615,000	615,000
Gawahon Integrated School		478,000	478,000
Negros Occidental National Science High School	7,701,000	1,047,000	8,748,000	517,000
Victorias City Farm School		1,271,000	1,271,000

Region VII - Central Visayas	3,706,912,000	679,517,000	4,386,429,000	267,841,000

Division of Bais City	79,444,000	15,153,000	94,597,000	4,051,000

Division Office - Proper	1,607,000		1,607,000
Bais City National Science High School	5,705,000	706,000	6,411,000	510,000
Bais City Olympia National High School	3,162,000	425,000	3,587,000	155,000
Basak Integrated School		506,000	506,000
Cabugan National High School	6,627,000	676,000	7,303,000	264,000
Cambagahan National High School	7,993,000	661,000	8,654,000	228,000
Cipriano Alcala Memorial Integrated School		335,000	335,000
Dansulan Integrated School		403,000	403,000
Dodong Escaño Memorial High School (Bais City HS)	7,171,000	794,000	7,965,000	243,000
Governor Julian L. Teves Memorial High School	1,383,000	706,000	2,089,000	163,000
Javier Laxina I Memorial High School	1,927,000	893,000	2,820,000	368,000
Josefina T. Valencia National High School	6,709,000	735,000	7,444,000	321,000
Lonoy National High School	6,658,000	805,000	7,463,000	297,000
Lucila C. Yared National High School	897,000	622,000	1,519,000	174,000
Mabunao Integrated School		389,000	389,000
Mangganay Integrated School		437,000	437,000
Mansangaban National High School	8,159,000	697,000	8,856,000	242,000
Manuel L. Teves Memorial High School	1,327,000	610,000	1,937,000	155,000
Mayor Praxedes P. Villanueva II Memorial High School		697,000	697,000	198,000
Okiot National High School	10,084,000	762,000	10,846,000	241,000
Palaypay Integrated School		367,000	367,000
Sab-ahan Integrated School		341,000	341,000
San Vicente Integrated School		446,000	446,000
Sto. Thomas National High School	1,839,000	839,000	2,678,000	337,000
Tagpo National High School	6,823,000	592,000	7,415,000
Tangculogan High School	1,373,000	709,000	2,082,000	155,000

Division of Bayawan City	40,758,000	22,243,000	63,001,000	7,580,000

Division Office - Proper	851,000		851,000
Abundio Agarpao, Sr. Memorial High School		678,000	678,000	355,000
Actin High School	11,380,000	1,193,000	12,573,000	685,000
Ali-is Integrated School	1,726,000	524,000	2,250,000	155,000
Antonio M. Lacson, Sr. Memorial High School		671,000	671,000	208,000
Atilano B. Cabangal Memorial High School		793,000	793,000	210,000
Bal-os National High School	1,295,000	1,166,000	2,461,000	629,000
Banaybanay High School		682,000	682,000	212,000
Banaybanay Rural Farm School		477,000	477,000
Bayawan City Science High School		779,000	779,000	388,000
Bayawan City School for the Arts		490,000	490,000
Bugay National High School		801,000	801,000	195,000
Cabatuanan National High School		559,000	559,000
Cansumalig High School		690,000	690,000	190,000

894	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION/ SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Dawis National High School		962,000	962,000	459,000
Enzo Nicolai T. Teves High School		789,000	789,000	246,000
Kalamtukan National High School		732,000	732,000	189,000
Kalumboyan Rural Farm School		538,000	538,000
Lapay National High School		980,000	980,000	368,000
Maglinao National High School	8,644,000	982,000	9,626,000	495,000
Manduaw National High School		797,000	797,000	160,000
Minaba High School		893,000	893,000	426,000
Minaba Rural Farm School		489,000	489,000
Narra High School	7,491,000	769,000	8,260,000	330,000
Omod High School	9,371,000	950,000	10,321,000	365,000
Pagatban High School		711,000	711,000	174,000
San Jose High School		656,000	656,000	222,000
Tabuan Provincial Community High School		824,000	824,000	256,000
Tayawan High School		929,000	929,000	484,000
Villasol National High School		739,000	739,000	179,000

Division of Bogo City	60,433,000	13,717,000	74,150,000	7,845,000

Division Office - Proper	1,134,000		1,134,000
Anonang Norte National High School		570,000	570,000
Anonang Sur National High School	3,895,000	829,000	4,724,000	329,000
Banban National High School - Bartolome Pianar Memorial National High School Extension	863,000	668,000	1,531,000	182,000
Banban National High School, Binagbag High School		857,000	857,000	652,000
Banban National High School, Cayang High School Extension	2,101,000	912,000	3,013,000	241,000
Banban National High School, Don Potenciano Catarata Memorial National High School Extension	4,536,000	736,000	5,272,000	276,000
Banban National High School, Lapaz High School Extension	3,065,000	1,187,000	4,252,000	436,000
Banban National High School, Libertad High School Extension	3,229,000	1,430,000	4,659,000	596,000
Banban National High School, Odlot High School Extension	1,033,000	827,000	1,860,000	297,000
City of Bogo Science and Arts Academy	17,493,000	1,176,000	18,669,000	261,000
City of Bogo Senior High School				2,962,000
Don Celestino Martinez, Sr. Taytayan Integrated School	1,793,000	983,000	2,776,000	424,000
Don Jose (Pepe) Lepiten National High School	431,000	570,000	1,001,000
Jovencio N. Masong National High School	18,636,000	1,590,000	20,226,000	1,189,000
Malingin National High School		602,000	602,000
Marcelo B. Fernan National High School	2,224,000	780,000	3,004,000

Division of Bohol	775,205,000	102,349,000	877,554,000	39,026,000

Division Office - Proper	14,738,000		14,738,000
Abaca Integrated School	1,297,000	444,000	1,741,000
Abijilan High School		493,000	493,000
Ambassador Pablo R. Suarez, Jr. National High School	5,546,000	715,000	6,261,000	281,000
Anas High School		498,000	498,000
Anda High School	4,369,000	715,000	5,084,000	172,000
Anoling National High School	9,682,000	935,000	10,617,000	350,000
Anoyon High School		566,000	566,000
Badiang National High School	6,869,000	938,000	7,807,000	269,000
Bagongbanwa High School	3,111,000	621,000	3,732,000	155,000
Bangwalog High School		703,000	703,000	274,000
Basiao High School	2,177,000	648,000	2,825,000	258,000
Bayawahan National High School	5,065,000	689,000	5,754,000	293,000
Bonbonon High School	3,136,000	952,000	4,088,000	449,000
Buenavista Municipal High School		601,000	601,000
Bugang National High School	8,927,000	904,000	9,831,000	411,000
Bugsoc High School	6,353,000	778,000	7,131,000	276,000
Bulilis High School	6,228,000	813,000	7,041,000	492,000
Busao National High School	8,267,000	799,000	9,066,000	292,000
Cabanugan Integrated School	4,932,000	748,000	5,680,000	223,000
Cabul-an National High School	9,548,000	813,000	10,361,000	413,000
Cagting High School	9,865,000	813,000	10,678,000	474,000
Calabacita National High School	7,635,000	601,000	8,236,000	182,000
Calituban High School	11,047,000	876,000	11,923,000	411,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	895
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Camaya-an National High School	16,404,000	1,448,000	17,852,000	921,000
Cambagui-Calinginan Norte High School	6,455,000	797,000	7,252,000	330,000
Cambansag High School	2,592,000	523,000	3,115,000	210,000
Cambuyo High School	2,812,000	615,000	3,427,000	310,000
Campagao High School	4,318,000	812,000	5,130,000
Campamanog High School		611,000	611,000	216,000
Canangcaan Integrated School	3,145,000	612,000	3,757,000
Candabong National High School	16,789,000	1,555,000	18,344,000	936,000
Candijay High School	23,204,000	1,543,000	24,747,000	948,000
Candijay Municipal High School	2,161,000	684,000	2,845,000	155,000
Candungao High School	3,558,000	532,000	4,090,000	180,000
Canhayupon National High School	9,159,000	969,000	10,128,000	408,000
Canlaas High School	4,966,000	703,000	5,669,000	280,000
Canmaya Diot High School	1,726,000	631,000	2,357,000
Cantubod National High School	11,420,000	1,111,000	12,531,000	434,000
Cataban Integrated School	6,790,000	701,000	7,491,000	294,000
Catagdaan Integrated School	863,000	385,000	1,248,000
Cawayanan National High School	8,449,000	788,000	9,237,000	436,000
Cayacay High School	2,691,000	763,000	3,454,000	290,000
Cayam High School		508,000	508,000
Cogtong National High School	10,839,000	1,138,000	11,977,000	738,000
Concepcion National High School	8,222,000	835,000	9,057,000	396,000
Cuaming High School	6,289,000	742,000	7,031,000	322,000
Dagnawan Inabanga High School	7,097,000	692,000	7,789,000	244,000
Danahaw Integrated School	3,671,000	563,000	4,234,000	175,000
Dauis National High School	10,737,000	997,000	11,734,000	456,000
De La Paz High School	2,158,000	761,000	2,919,000	155,000
Don Aguedo Reyes Maboloc Memorial National High School	1,373,000	625,000	1,998,000	215,000
Duero National High School	7,187,000	937,000	8,124,000	257,000
Dusita High School	17,353,000	1,248,000	18,601,000	751,000
Erico B. Aumentado High School	4,890,000	1,181,000	6,071,000	1,080,000
Estaca Integrated School	1,297,000	566,000	1,863,000	292,000
Eugenio V. Amores Memorial High School (Canmano HS)	8,536,000	930,000	9,466,000	378,000
Fatima National High School	10,276,000	882,000	11,158,000	281,000
Felix E. Bompat High School	4,017,000	869,000	4,886,000	312,000
Fermin Tayabas National High School	4,673,000	616,000	5,289,000	253,000
Francisco Dagohoy Memorial High School	6,762,000	802,000	7,564,000	251,000
Garcia-Hernandez High School	14,898,000	1,382,000	16,280,000	715,000
Gov. Jacinto Borja National High School	8,491,000	864,000	9,355,000	555,000
Guindacpan High School	431,000	662,000	1,093,000
Guinobatan High School	863,000	593,000	1,456,000
Hagbuaya High School	4,684,000	667,000	5,351,000	258,000
Haguilanan High School	6,656,000	691,000	7,347,000	206,000
Hambabauran High School	431,000	503,000	934,000	268,000
Handumon National High School	12,056,000	1,221,000	13,277,000	819,000
Hinawanan National High School	11,456,000	1,151,000	12,607,000	560,000
Hingotangan National High School	11,586,000	1,085,000	12,671,000	424,000
Inabanga North Central Integrated School	7,918,000	750,000	8,668,000	198,000
Isabel Gujol Memorial High School	5,115,000	617,000	5,732,000	178,000
Jagna High School	10,775,000	1,037,000	11,812,000	515,000
Japer Memorial High School	5,194,000	805,000	5,999,000	373,000
Juanito-Paula Cruse High School	1,871,000	579,000	2,450,000	202,000
Katipunan High School		731,000	731,000	289,000
Kauswagan National High School (Hinlayagan Annex)	7,278,000	694,000	7,972,000	312,000
Kinan-oan High School	12,092,000	961,000	13,053,000	566,000
Loay National High School		565,000	565,000
Lonoy Heroes Memorial High School	15,983,000	1,129,000	17,112,000	492,000
Loon East High School		521,000	521,000
Loon North High School		509,000	509,000
Loon South National High School	9,831,000	893,000	10,724,000	560,000
Lopez-Dano-Simbajon High School		562,000	562,000
Loreto High School		508,000	508,000
Lourdes High School	3,037,000	648,000	3,685,000	244,000
Lubang National High School	9,053,000	976,000	10,029,000	401,000

896	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Lundag Integrated School	863,000	345,000	1,208,000
Lungsodaan High School	1,303,000	523,000	1,826,000	177,000
Mahanay High School	3,922,000	627,000	4,549,000	310,000
Mantacida National High School	12,634,000	739,000	13,373,000	281,000
Maomawan Integrated School	866,000	574,000	1,440,000
Mayor Inocencio B. Mendez High School	5,726,000	1,175,000	6,901,000	715,000
Mayor Pablo O. Lim Memorial High School	6,675,000	932,000	7,607,000	708,000
Mayuga National High School	16,646,000	1,391,000	18,037,000	675,000
Modesto G. Autida High School	866,000	639,000	1,505,000
Nan-od High School	4,600,000	567,000	5,167,000	256,000
Nueva Esperanza Integrated School	863,000	515,000	1,378,000
Oy National High School	5,210,000	625,000	5,835,000	186,000
Pamilacan High School	3,945,000	582,000	4,527,000	279,000
Pandanon High School	3,577,000	743,000	4,320,000
Panghagban High School	6,339,000	713,000	7,052,000	279,000
Pedro S. Budiongan High School	6,417,000	772,000	7,189,000	368,000
Ponciana E. Leoligao High School	8,494,000	772,000	9,266,000	246,000
Ponciano F. Ramasola, Sr. High School	9,350,000	634,000	9,984,000	216,000
Ponciano L. Padin National High School	1,859,000	749,000	2,608,000	259,000
Quezon High School	4,620,000	672,000	5,292,000	252,000
Ricardo O. Boyles, Sr. National High School		559,000	559,000
Rizal High School	5,541,000	703,000	6,244,000	276,000
San Carlos High School		504,000	504,000
San Isidro Integrated School, Sagbayan	2,327,000	506,000	2,833,000	155,000
San Isidro Integrated School, Talibon	14,260,000	722,000	14,982,000	292,000
San Jose High School, Mabini	3,782,000	549,000	4,331,000	211,000
San Jose Integrated School	1,736,000	614,000	2,350,000
San Miguel-Puertos High School	5,849,000	901,000	6,750,000	299,000
San Roque Integrated School	4,311,000		4,311,000
San Roque National High School		671,000	671,000	202,000
Sandingan National High School	19,726,000	1,402,000	21,128,000	966,000
Sebastian A. Jala Memorial High School	3,748,000	598,000	4,346,000	248,000
Sikatuna National Agricultural High School		611,000	611,000	291,000
Soom High School		731,000	731,000	294,000
Soom Integrated School	4,109,000		4,109,000
Sto. Niño High School	4,757,000	869,000	5,626,000	421,000
Sto. Rosario Integrated School	431,000	445,000	876,000
Tambongan National High School	12,853,000	1,095,000	13,948,000	520,000
Taming National High School	9,357,000	827,000	10,184,000	320,000
Tangkigan Integrated School	1,916,000	500,000	2,416,000	155,000
Tapal Integrated School	3,564,000	490,000	4,054,000	162,000
Tipolo National High School		541,000	541,000
Tubigon West Central High School	27,029,000	1,542,000	28,571,000	1,159,000
Tubod Monte Integrated School	3,215,000	457,000	3,672,000	155,000
Tubog Integrated School	4,935,000	668,000	5,603,000	330,000
Tupas High School	1,294,000	605,000	1,899,000	266,000
Ubojan Integrated School	1,297,000	481,000	1,778,000
Valeriano Ganas High School	1,297,000	634,000	1,931,000	189,000
Vallehermoso High School	1,726,000	678,000	2,404,000	194,000
Villa Aurora High School		515,000	515,000

Division of Canlaon City	44,149,000	6,643,000	50,792,000	2,845,000

Division Office - Proper	851,000		851,000
Bayog National High School	3,642,000	673,000	4,315,000	217,000
Budlasan National High School Annex	7,109,000	881,000	7,990,000	155,000
Canlaon City Agro-Industrial National High School		586,000	586,000
Jose B. Cardenas Memorial High School - Uptown Annex	12,987,000	1,197,000	14,184,000	1,438,000
Malaiba High School	5,271,000	908,000	6,179,000	167,000
Masulog High School	7,934,000	1,040,000	8,974,000	558,000
Patrocina D. Encarnacion High School	3,116,000	625,000	3,741,000	155,000
Pula National High School	3,239,000	733,000	3,972,000	155,000

Division of Carcar City	105,267,000	12,975,000	118,242,000	4,626,000

Division Office - Proper	2,079,000		2,079,000
Can-asujan National High School	13,730,000	1,122,000	14,852,000	294,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	897
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Hunob National High School		695,000	695,000	259,000
Liburon National High School	9,829,000	1,440,000	11,269,000	462,000
Maximiano Noel National High School (Guadalupe National High School)	26,410,000	2,004,000	28,414,000	720,000
Ocaña National High School (Kalangyawon Extension)		590,000	590,000	238,000
Perrelos National High School	10,748,000	1,168,000	11,916,000	304,000
Pit-os National High School	1,307,000	594,000	1,901,000	174,000
Puesto Integrated School	1,307,000	455,000	1,762,000	155,000
Roberto Sato National High School	21,805,000	1,306,000	23,111,000	421,000
Sacsac Integrated School	431,000	410,000	841,000
Tagaytay National High School		681,000	681,000	155,000
Tal-ut National High School	5,279,000	855,000	6,134,000	271,000
Tuyom National High School	6,223,000	871,000	7,094,000
Tuyom Senior High School				883,000
Valencia National High School	6,119,000	784,000	6,903,000	290,000

Division of Cebu City	352,392,000	42,603,000	394,995,000	16,638,000

Division Office - Proper	6,800,000		6,800,000
Agsungot National High School	5,264,000	584,000	5,848,000	198,000
Alaska High School		1,368,000	1,368,000	644,000
Babag National High School	8,382,000	712,000	9,094,000	350,000
Banilad National High School	2,011,000	1,045,000	3,056,000	530,000
Barrio Luz National High School (Night)	21,199,000	1,525,000	22,724,000	368,000
Basak Community High School	16,557,000	1,666,000	18,223,000	713,000
Binaliw National High School	5,825,000	749,000	6,574,000	259,000
Bitlang Integrated School	1,855,000	639,000	2,494,000	233,000
Budlaan Integrated School	3,591,000	589,000	4,180,000
Bulacao National High School (Night)	19,998,000	1,735,000	21,733,000	611,000
Cantipla Integrated School	3,527,000	514,000	4,041,000	198,000
City Central National High School (Night)	24,201,000	2,019,000	26,220,000	591,000
Dr. Emilio Osmeña National High School	2,704,000	596,000	3,300,000	284,000
First High School for the Hearing Impaired		462,000	462,000	188,000
Inayawan National High School (Night)	22,872,000	2,160,000	25,032,000	1,129,000
Lahug National High School (Night)	35,501,000	2,940,000	38,441,000	1,481,000
Lusaran National High School	9,177,000	959,000	10,136,000	500,000
Mabini Integrated School	5,473,000	543,000	6,016,000	195,000
Malubog High School (Busay National High School Extension)	6,087,000	585,000	6,672,000
Oprra National High School (Night)	19,940,000	1,744,000	21,684,000	649,000
Pamutan Integrated School	2,167,000	512,000	2,679,000	188,000
Paril National High School	3,563,000	628,000	4,191,000	285,000
Pasil National High School (Night)	431,000	1,071,000	1,502,000	363,000
Punta Princesa National High School (Night)	14,147,000	1,349,000	15,496,000	812,000
Quiot High School		1,671,000	1,671,000
Regino Mercado National High School (Night)		861,000	861,000	355,000
Sibugay High School	3,303,000	606,000	3,909,000	203,000
Sinsin National High School	5,974,000	712,000	6,686,000	155,000
Sirao National High School	5,834,000	525,000	6,359,000	198,000
Sudlon National High School	10,147,000	967,000	11,114,000	555,000
Tabunan National High School	1,294,000	402,000	1,696,000	185,000
Tagba-o National High School	431,000	554,000	985,000
Taptap Integrated School	1,297,000	514,000	1,811,000	312,000
Tejero National High School (Night)	29,177,000	2,361,000	31,538,000	728,000
Tisa Night High School	20,364,000	3,532,000	23,896,000	1,565,000
Toong National High School (Night)	3,727,000	725,000	4,452,000	467,000
Vicente B. Cosido Memorial National High School (Cambinocot National High School)	6,454,000	812,000	7,266,000	446,000
Zapatera National High School (Night)	23,118,000	1,667,000	24,785,000	700,000

Division of Cebu Province	985,861,000	228,756,000	1,214,617,000	105,129,000

Division Office - Proper	20,691,000		20,691,000
Alcantara National High School (Badian NHS - Alcantara NHS Extension)	431,000	1,409,000	1,840,000	1,174,000
Alcoy High School - Nug-as National High School		1,087,000	1,087,000	449,000
Alcoy National High School	28,976,000	2,564,000	31,540,000	1,349,000

898	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION/ SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Anapog Integrated School	863,000	555,000	1,418,000	193,000
Anapog National High School		461,000	461,000
Angilan National High School		897,000	897,000	598,000
Antipolo Integrated School	863,000	613,000	1,476,000
Antonio O. Singco Senior High School				642,000
Arcelo Memorial National High School (San Vicente MNHS) - Arcelo Memorial National High School - Night HS	863,000	539,000	1,402,000	284,000
Arcelo Memorial National High School (San Vicente MNHS)- Poblacion Extension		3,460,000	3,460,000	4,730,000
Argao National High School	36,189,000	3,201,000	39,390,000	4,245,000
Argawanon Integrated School	2,219,000	832,000	3,051,000	380,000
B. Minolos Integrated School	863,000	520,000	1,383,000
Badian National High School - Manduyong Extension		708,000	708,000
Badian National High School - Sanlagan Extension		721,000	721,000	155,000
Badian National High School - Tubod National High School Extension		716,000	716,000	214,000
Bagalnga Integrated School	2,158,000	860,000	3,018,000	162,000
Bagtik Integrated School		335,000	335,000
Bahay-Bagacay National High School		492,000	492,000
Bakhawan National High School	7,597,000	877,000	8,474,000	426,000
Bala National High School - Busay National High School Extension		646,000	646,000	276,000
Balao National High School	14,382,000	1,239,000	15,621,000	781,000
Balungag National High School		612,000	612,000	249,000
Bantayan National High School - Putian Annex		1,840,000	1,840,000	1,245,000
Bantayan Science High School	5,678,000	737,000	6,415,000	467,000
Basak Integrated School	431,000	345,000	776,000
Batad Integrated School	1,294,000	450,000	1,744,000
Biasong National High School	863,000	615,000	1,478,000	262,000
Boljoon National High School - El Pardo Extension		903,000	903,000	297,000
Boljoon National High School - Lunop Extension		725,000	725,000	167,000
Bonbon Integrated School	2,158,000	627,000	2,785,000
Botigues Integrated School		627,000	627,000
Buanoy National High School - Cabagdalan NHS Extension		594,000	594,000	174,000
Buanoy National High School - Gaas NHS Extension	431,000	909,000	1,340,000	512,000
Buanoy National High School - Ginatilan NHS Extension	1,357,000	613,000	1,970,000	256,000
Buanoy National High School - Lamesa NHS Extension		842,000	842,000	408,000
Buanoy National High School - Nangka NHS Extension		2,440,000	2,440,000	2,468,000
Buanoy National High School - Night Extension	10,961,000	715,000	11,676,000	261,000
Bugho Integrated School, Moalboal	431,000	569,000	1,000,000
Bugho Integrated School, San Fernando	431,000	445,000	876,000
Bulangsuran Integrated School	2,589,000	586,000	3,175,000	180,000
Bulasa National High School	9,026,000	930,000	9,956,000	515,000
Bunakan Integrated School	4,315,000	946,000	5,261,000
Busogon Integrated School	1,294,000	456,000	1,750,000	162,000
Cabadiangan Integrated School, Alcantara	3,452,000	798,000	4,250,000
Cabadiangan Integrated School, Compostela	431,000	538,000	969,000
Cabatbatan Integrated School	863,000	411,000	1,274,000
Cabungaan National High School		483,000	483,000
Cadulawan Integrated School	863,000	449,000	1,312,000
Calambua Integrated School	4,315,000	671,000	4,986,000	335,000
Calape National High School - Baterina Extension		762,000	762,000	609,000
Calape National High School - Carnaza NHS Extension	431,000	664,000	1,095,000	350,000
Calape National High School - Malingin NHS Extension	431,000	723,000	1,154,000	446,000
Calape National High School - Tominjao Extension	1,211,000	976,000	2,187,000	796,000
Calatagan Integrated School	863,000	345,000	1,208,000
Calbasaan Integrated School	863,000	351,000	1,214,000
Calero Integrated School	3,452,000	983,000	4,435,000	637,000
Calumboyan National High School (Teodoro B. Dosados Memorial National High School)	16,388,000	1,115,000	17,503,000	411,000
Camotes National High School - Cabongan NHS Extension		1,807,000	1,807,000	1,489,000
Camp 7 National High School	10,140,000	938,000	11,078,000	385,000
Campo Integrated School	863,000	359,000	1,222,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	899
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Cañang National High School - Oslob National High School Extension		638,000	638,000	247,000
Candaguit National High School		485,000	485,000
Canhabagat Integrated School	863,000	469,000	1,332,000
Cansaloay Integrated School	3,452,000	559,000	4,011,000	155,000
Caputatan Norte Integrated School	431,000	410,000	841,000
Carmen National High School - Cabalawan NHS	431,000	791,000	1,222,000	434,000
Carmen National High School - Cantumog NHS		1,516,000	1,516,000	756,000
Carmen National High School - Cawasan National High School		631,000	631,000	166,000
Carmen National High School - Night Extension		471,000	471,000	497,000
Casay National High School	16,681,000	1,246,000	17,927,000	773,000
Casiano D. Gerona National High School	431,000	502,000	933,000
Catarman Integrated School	863,000	1,344,000	2,207,000
Catmon Integrated School	10,356,000	1,876,000	12,232,000	1,717,000
Catmon National High School - Ceferino Sususco NHS	3,021,000	784,000	3,805,000	224,000
Catmon National High School - Tinabyonan NHS Extension		680,000	680,000	258,000
Cawayan National High School	8,214,000	883,000	9,097,000	489,000
Ciriaco V. Paradela Integrated School		468,000	468,000
Cogon National High School - Hipolito Boquecosa MNHS (Bullogan National High School Extension)		579,000	579,000	268,000
Colawin National High School - Mandilikit Extension		617,000	617,000	232,000
Colonia National High School	14,505,000	1,311,000	15,816,000	741,000
Compostela National High School - Evening Class	2,158,000	597,000	2,755,000	439,000
Consolacion National High School - Consolacion Night HS		1,402,000	1,402,000	905,000
Consolacion National High School - Jugan NHS Extension	431,000	1,970,000	2,401,000	497,000
Consolacion National High School - Pulpogan NHS Extension		1,386,000	1,386,000	723,000
Consolacion National High School - Tolotolo National High School Extension	431,000	898,000	1,329,000	155,000
Consolacion National High School - Tugbungan NHS		1,416,000	1,416,000	649,000
Consuelo National High School	12,330,000	1,190,000	13,520,000	690,000
Cordova National High School	34,122,000	4,185,000	38,307,000	3,051,000
Cuanos Integrated School	863,000	628,000	1,491,000	294,000
Daanbantayan National High School - SK Luis P. Cañete, Sr. Extension		621,000	621,000	187,000
Daantabogon National High School (Doña Liling Neis Negapatan Memorial NHS-Daantabogon NHS Extension)	884,000	730,000	1,614,000	307,000
Dalaguete National High School - Caleriohan NHS		876,000	876,000	418,000
Dalaguete National High School - Caliongan NHS		824,000	824,000	210,000
Dalaguete National High School - Manlapay NHS	865,000	907,000	1,772,000	444,000
Dalaguete National High School - Mantalongan NHS		2,454,000	2,454,000	2,244,000
Dalid Integrated School	863,000	345,000	1,208,000
Dapdap Integrated School	863,000	416,000	1,279,000
Dapdap National High School	18,259,000	1,118,000	19,377,000	358,000
Don Esteban Nolasco Memorial National High School	7,889,000	651,000	8,540,000	190,000
Don Esteban Nolasco Memorial National High School - Horacio Franco MNHS Extension	526,000	786,000	1,312,000	261,000
Don Felomino M. Torres Memorial National High School	1,797,000	674,000	2,471,000	300,000
Doña Liling Neis Negapatan Memorial National High School - Loreto Remedios National High School Extension	431,000	655,000	1,086,000	276,000
Dumalan National High School	431,000	690,000	1,121,000	229,000
Dumanjug National High School, Bitoon National Vocational High School, Poblacion Extension	492,000	1,904,000	2,396,000	1,714,000
Duyan National High School		463,000	463,000
Esperanza Integrated School	863,000	347,000	1,210,000
Estaca Integrated School	863,000	573,000	1,436,000
Garing National High School	11,296,000	979,000	12,275,000	350,000
Garing National High School - Lanipga NHS Extension	498,000	672,000	1,170,000	207,000
Gibitngil Integrated School	2,161,000	549,000	2,710,000	243,000
Giloctog National High School	14,006,000	845,000	14,851,000	228,000
Giloctog National High School, Bolocboloc NHS Extension		732,000	732,000	251,000
Gilutongan Integrated School	4,315,000	571,000	4,886,000	155,000
Ginatilan Integrated School	1,294,000	744,000	2,038,000
Greenhills National High School	9,229,000	672,000	9,901,000	207,000
Guindaruhan National High School	8,940,000	1,122,000	10,062,000	396,000
Guiwanon National High School	13,106,000	1,198,000	14,304,000	375,000

900	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Hagnaya Integrated School	1,736,000	668,000	2,404,000
Hilantagaan National High School Extension		990,000	990,000	604,000
Hilotongan Integrated School	4,324,000	643,000	4,967,000	276,000
Ilaya Integrated School	431,000	402,000	833,000
Ilihan Integrated School	3,024,000	967,000	3,991,000	586,000
Inghoy National High School	1,726,000	700,000	2,426,000	173,000
Ireneo V. Diamante National High School	1,726,000	763,000	2,489,000	330,000
Jose Chona Jo Integrated School	28,694,000	2,371,000	31,065,000	1,615,000
Jose R. Martinez Memorial National High School	3,126,000	598,000	3,724,000	196,000
Juanco and Placida Padayao National High School	1,233,000	802,000	2,035,000	467,000
Julian Enad National High School	6,667,000	914,000	7,581,000	555,000
Jumangpas National High School - Samboan Extension		746,000	746,000	269,000
Kabalawan Integrated School	431,000	466,000	897,000
Kal-anan National High School	10,449,000	1,009,000	11,458,000	281,000
Kalangahan National High School	431,000	687,000	1,118,000	187,000
Kanluma Integrated School	863,000	364,000	1,227,000
Kansi National High School	2,158,000	746,000	2,904,000	155,000
Kantubaon Integrated School	863,000	424,000	1,287,000
Kawit National High School - Almacin Torrevillas National High School (Lamintak) Extension	14,236,000	1,239,000	15,475,000	822,000
Kawit National High School - Curva NHS Extension		1,094,000	1,094,000	877,000
Kawit National High School - Medellin Science NHS Extension		730,000	730,000	375,000
Kinartacan National High School		1,351,000	1,351,000	999,000
Kinawahan Integrated School	863,000	586,000	1,449,000	155,000
Kodia Integrated School	1,294,000	616,000	1,910,000
Lamak National High School	2,158,000	728,000	2,886,000	363,000
Lanao Integrated School	1,294,000	422,000	1,716,000
Lanao National High School	10,331,000	1,038,000	11,369,000	393,000
Lanao National High School - Pilar Dapdap NHS Extension		525,000	525,000	223,000
Langin National High School - Ronda National High School Poblacion Extension		1,266,000	1,266,000	923,000
Lantawan Integrated School	863,000	484,000	1,347,000	155,000
Lataban National High School		778,000	778,000	261,000
Libaong National High School	6,821,000	724,000	7,545,000	228,000
Liki Integrated School	1,294,000	481,000	1,775,000	155,000
Liloan National High School Extension Don Bosco	1,289,000	1,315,000	2,604,000	314,000
Lipayran Integrated School		595,000	595,000
Logon National High School		1,068,000	1,068,000	576,000
Looc Integrated School	431,000	345,000	776,000
Lorenzo S. Tanza Memorial National High School (Union National High School)	14,657,000	1,575,000	16,232,000	1,126,000
Lubo Integrated School	431,000	401,000	832,000
Lubo Senior High School				549,000
Luciano B. Rama, Sr. Memorial National High School - Zosimo E. Fabroa MNHS Extension	3,802,000	866,000	4,668,000	403,000
Luciano B. Rama, Sr. Memorial National High School (Esperanza National High School)	20,919,000	1,777,000	22,696,000	1,080,000
Lucio O. Arquillano Integrated School	863,000	456,000	1,319,000
Luhod National High School	7,733,000	973,000	8,706,000	477,000
Lusong National High School	431,000	557,000	988,000
Luyang National High School	431,000	955,000	1,386,000	276,000
Mabunao National High School - Juan Pamplona Extension		606,000	606,000	210,000
Macaas National High School		502,000	502,000
Madridejos National High School		1,075,000	1,075,000	631,000
Madridejos National High School - San Agustin High School Extension		1,243,000	1,243,000	852,000
Magsico National High School	14,885,000	1,122,000	16,007,000	888,000
Mahanlud National High School	863,000	554,000	1,417,000	200,000
Malolos National High School	7,889,000	854,000	8,743,000	350,000
Manatad National High School	5,181,000	748,000	5,929,000	365,000
Manduang Integrated School	1,726,000	490,000	2,216,000	155,000
Mangaco Integrated School	2,158,000	575,000	2,733,000	155,000
Manguiao National High School		739,000	739,000	335,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	901
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Mangyan National High School	5,116,000	635,000	5,751,000	242,000
Maño Integrated School	863,000	676,000	1,539,000
Mantalongon National High School	37,688,000	2,575,000	40,263,000	1,478,000
Mar & Dorie Darunday National High School (Mangase National High School)	4,501,000	757,000	5,258,000	314,000
Marikaban Integrated School	2,161,000	819,000	2,980,000	246,000
Milan-Cantuod National High School		758,000	758,000	185,000
Minglanilla Science High School	15,271,000	932,000	16,203,000	365,000
Moalboal Tourism Management Integrated National High School		657,000	657,000
Mohon Integrated School	4,786,000	586,000	5,372,000
Montaneza National High School - Cerdeña National High School Extension	6,272,000	718,000	6,990,000	272,000
Montealegre National High School - Putat NHS Extension		886,000	886,000	489,000
Montealegre National High School - Tuburan NHS Extension		3,410,000	3,410,000	4,877,000
Montpeller National High School		795,000	795,000	322,000
Mulao National High School - Compostela Science and Technology	5,322,000	1,001,000	6,323,000	479,000
Nangka National High School	4,315,000	1,214,000	5,529,000
Oboob Integrated School	1,726,000	481,000	2,207,000	155,000
Oslob National High School (Santander NHS) - Don Apolonio Abines, Sr. Memorial High School Extension		1,514,000	1,514,000	1,385,000
Palanas Integrated School	1,726,000	551,000	2,277,000	155,000
Panadtaran Integrated School	440,000	370,000	810,000
Pansoy Integrated School	1,729,000	484,000	2,213,000
Pasol-Pugalo Integrated School	4,315,000	687,000	5,002,000	175,000
Patupat National High School - Cagay NHS Extension		738,000	738,000	378,000
Patupat National High School (Guibungan NHS Extension)		829,000	829,000	289,000
Paulo Gallarde, Sr. Integrated School	863,000	390,000	1,253,000
Paypay National High School (Calape National High School - Paypay NHS Extension)	5,057,000	799,000	5,856,000	299,000
Pilar National High School	16,875,000	1,283,000	18,158,000	464,000
Pilipog Night High School	431,000	1,180,000	1,611,000
Pinamungajan National High School - Anapog NHS Extension	791,000	884,000	1,675,000	497,000
Pinamungajan National High School - Anislag NHS Extension		679,000	679,000	269,000
Pinamungajan National High School - Lut-od NHS Extension	791,000	793,000	1,584,000	309,000
Pinamungajan National High School - Night Extension		423,000	423,000	323,000
Puertobello National High School	15,161,000	1,341,000	16,502,000	515,000
Puertobello National High School - Poblacion Extension		761,000	761,000	155,000
Pungtod National High School		778,000	778,000	228,000
Ricardo Y. Reluya, Jr. Technical-Vocational High School	431,000	515,000	946,000
Rosario National High School	16,758,000	1,478,000	18,236,000	644,000
S. Duterte Integrated School	863,000	461,000	1,324,000
Sabang National High School		565,000	565,000
Salag National High School	3,954,000	609,000	4,563,000	266,000
Salamanca National High School	8,427,000	840,000	9,267,000	286,000
Samboan High School (San Sebastian National High School Extension)	32,247,000	2,478,000	34,725,000	1,227,000
San Antonio Integrated School	1,294,000	415,000	1,709,000
San Fernando National High School	17,323,000	1,331,000	18,654,000	771,000
San Fernando Open & Night High School	863,000	579,000	1,442,000	232,000
San Jose National High School	11,041,000	1,211,000	12,252,000	487,000
San Miguel National High School	15,087,000	1,215,000	16,302,000	385,000
Sangat National High School - Balud NHS Extension	4,606,000	989,000	5,595,000	738,000
Santa Cruz National High School		654,000	654,000
Santa Fe National High School - Doong NHS Extension		866,000	866,000	893,000
Santa Filomena National High School	31,892,000	1,885,000	33,777,000	505,000
Santa Lucia National High School - Sta. Rita Extension	431,000	916,000	1,347,000	416,000
Santiago National High School	7,794,000	920,000	8,714,000	388,000
Servillano Aranco National High School		466,000	466,000
Sillon Integrated School	2,022,000	785,000	2,807,000	429,000
Simala Senior High School				592,000
Sogod National High School	3,024,000	1,015,000	4,039,000
Sorsogon National High School		711,000	711,000	226,000

902	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
South Poblacion National High School - Math & Science School	863,000	855,000	1,718,000	155,000
Sta. Rita Integrated School	863,000	412,000	1,275,000
Sulungan Integrated School	5,610,000	945,000	6,555,000	459,000
Sumon Integrated School	863,000	374,000	1,237,000
Tabionan Integrated School	408,000	376,000	784,000
Tabunan National High School - Bongdo NHS Extension		741,000	741,000	261,000
Tabunan National High School - Borbon NHS Extension	431,000	1,334,000	1,765,000	1,438,000
Tabunan National High School - Campusong NHS Extension		662,000	662,000	226,000
Tabunan National High School - Doña Milagros NHS Extension		906,000	906,000	441,000
Tabunan National High School - Liki NHS Extension		917,000	917,000	484,000
Tabunan National High School - Mohon NHS Extension		891,000	891,000	550,000
Tag-ubi Integrated School	431,000	371,000	802,000
Talaga National High School	11,229,000	1,076,000	12,305,000	487,000
Talisay Integrated School	1,294,000	417,000	1,711,000
Taloot Integrated School	1,788,000	642,000	2,430,000
Tambongon Integrated School	2,158,000	670,000	2,828,000	451,000
Tamiao Integrated School	431,000	461,000	892,000
Tampaan Integrated School	1,294,000	399,000	1,693,000
Tan-awan National High School	3,884,000	703,000	4,587,000	208,000
Tapilon National High School (Calape National High School - Tapilon Extension)	9,936,000	1,205,000	11,141,000	799,000
Teodoro de la Vega (Kalidngan) National High School	10,827,000	1,030,000	11,857,000	604,000
Tindog Integrated School	863,000	561,000	1,424,000
Tinubdan Integrated School	1,726,000	482,000	2,208,000
Tonggo Integrated School	431,000	398,000	829,000
Tubod (San Fernando) National High School	4,456,000	640,000	5,096,000	222,000
Tubod National High School		494,000	494,000
Tulang Integrated School	3,021,000	670,000	3,691,000
Tumalog Integrated School	1,726,000	401,000	2,127,000
Tungkil National High School	1,294,000	944,000	2,238,000	155,000
Tuyokon Integrated School	863,000	345,000	1,208,000
Usmad National High School - Calagasan NHS Extension		654,000	654,000	236,000
Usmad National High School - Cansuje NHS Extension		728,000	728,000	375,000
Vito National High School	13,260,000	1,877,000	15,137,000	322,000
Willy B. Wenceslao National High School	7,829,000	1,037,000	8,866,000	292,000
Zaragosa Integrated School	1,726,000	456,000	2,182,000

Division of Danao City	172,546,000	24,215,000	196,761,000	6,014,000

Division Office - Proper	3,494,000		3,494,000
B. Durano Integrated School	1,294,000	595,000	1,889,000
B. Enriquez Integrated School	1,297,000	481,000	1,778,000
Baliang National High School	3,162,000	706,000	3,868,000	155,000
Bayabas Integrated School	872,000	456,000	1,328,000
Beatriz D. Durano Memorial National High School	31,608,000	2,025,000	33,633,000
Bibiana Mercado Integrated School	18,598,000	1,677,000	20,275,000
Binaliw Integrated School	872,000	552,000	1,424,000
Cahumayan Senior High School				765,000
Cambubho Integrated School	863,000	412,000	1,275,000	155,000
Cogon Cruz Integrated School	8,295,000	831,000	9,126,000
D. T. Durano Memorial Integrated School	4,960,000	1,532,000	6,492,000
Dungga Integrated School	431,000	346,000	777,000
Eduardo Gorre Memorial Integrated School	6,941,000	650,000	7,591,000	246,000
Elpidio H. Perez Memorial Technical-Vocational High School	11,027,000	1,033,000	12,060,000	634,000
Gerardo Ypil Integrated School	492,000	434,000	926,000
Guinacot Integrated School	6,410,000	891,000	7,301,000
Langosig Integrated School	863,000	402,000	1,265,000
Lawaan National High School - Sabang NHS Extension	18,948,000	1,478,000	20,426,000
Malapoc Integrated School	431,000	519,000	950,000
Malapoc National High School	431,000	573,000	1,004,000
Maslog National High School	11,406,000	1,395,000	12,801,000	860,000
Nicolas U. Tiongko Memorial National High School	1,382,000	652,000	2,034,000	312,000
Pili Integrated School	866,000	409,000	1,275,000
Quisol Integrated School	863,000	430,000	1,293,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	903
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Ramon M. Durano, Sr. Foundation - Science and Technology Education Center	6,383,000	784,000	7,167,000	2,186,000
Ramon M. Durano, Sr. Memorial National High School	10,539,000	1,009,000	11,548,000
Raymunda B. Hermosilla Integrated School	1,809,000	567,000	2,376,000	183,000
S.A. Tecala Integrated School	434,000	347,000	781,000
Sacsac Integrated School	866,000	345,000	1,211,000
Sandayong Sur National High School	11,362,000	928,000	12,290,000	363,000
Santican National High School	3,610,000	618,000	4,228,000
Sta. Rosa Integrated School	1,303,000	471,000	1,774,000	155,000
Taytay Integrated School	434,000	667,000	1,101,000

Division of Dumaguete City	21,364,000	3,255,000	24,619,000	1,882,000

Division Office - Proper	473,000		473,000
Dumaguete City National High School, Camanjac	12,881,000	1,294,000	14,175,000	756,000
Hermenegilda F. Gloria Memorial School	1,537,000	697,000	2,234,000
Piapi High School	6,473,000	1,264,000	7,737,000	1,126,000

Division of Guihulngan City	88,094,000	17,821,000	105,915,000	5,632,000

Division Office - Proper	1,796,000		1,796,000
Balogo National High School	1,297,000	728,000	2,025,000	155,000
Banwague National High School		478,000	478,000
Buenavista High School	3,903,000	813,000	4,716,000	238,000
Calamba National High School		664,000	664,000
Guihulngan National Agricultural School	8,154,000	784,000	8,938,000	234,000
Guihulngan National High School - Lip-o Extension		655,000	655,000	155,000
Guihulngan National High School - Maculos Extension		650,000	650,000	177,000
Guihulngan National High School - P. Binobohan Annex		639,000	639,000	210,000
Guihulngan National High School, Hilaitan	48,529,000	2,647,000	51,176,000	1,017,000
Guihulngan National High School-Hilaitan (Hibaiyo Annex)	2,174,000	665,000	2,839,000	157,000
Hinakpan National High School		587,000	587,000
Linantuyan High School		847,000	847,000	347,000
Mabunga National High School		483,000	483,000
Magsaysay High School	3,903,000	791,000	4,694,000	365,000
Maximina Lim Tabilon High School		524,000	524,000
P. Zamora High School	3,903,000	808,000	4,711,000	264,000
Pinucauan High School	3,621,000	806,000	4,427,000	216,000
Planas National High School	434,000	788,000	1,222,000	155,000
Sandayao High School	2,959,000	840,000	3,799,000	292,000
Tagbino Provincial High School - Guba High School Annex		649,000	649,000	302,000
Tagbino Senior High School				747,000
T-Hill National High School		452,000	452,000
Trinidad High School	7,421,000	1,043,000	8,464,000	601,000
Villegas National High School		480,000	480,000

Division of Lapu-lapu City	37,410,000	18,301,000	55,711,000	2,420,000

Division Office - Proper	662,000		662,000
Babag National High School - Babag Night HS Extension	618,000	540,000	1,158,000
Babag National High School, Poblacion Night High School Extension	823,000	581,000	1,404,000
Bankal National High School - Abuno HS Extension	779,000	1,429,000	2,208,000
Bankal National High School - Maribago HS Extension	779,000	1,559,000	2,338,000
Bankal Night High School		508,000	508,000
Buyong High School	3,091,000	1,196,000	4,287,000
Cawhagan Integrated School		335,000	335,000
Gun-ob High School		1,549,000	1,549,000
Mactan National High School - Punta Engano HS Extension	791,000	1,249,000	2,040,000
Marigondon National High School - Basak Night High School Extension	618,000	1,060,000	1,678,000
Marigondon National High School - Gun-ob Night High School	1,373,000	602,000	1,975,000
Marigondon National High School - Science and Technology Education Center Extension	791,000	587,000	1,378,000	738,000
Marigondon National High School - Sudtonggan Night High School		1,142,000	1,142,000
Nemesio-Epifania Taneo Memorial High School	15,261,000	1,587,000	16,848,000	1,527,000

904	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pajo National High School - Pajo Night High School	779,000	617,000	1,396,000
Pajo National High School - Pasay North MAB Annex	6,758,000	981,000	7,739,000
Pusok National High School - Pusod Night High School		611,000	611,000
Sta. Rosa National High School - Caubian HS Extension	1,931,000	769,000	2,700,000	155,000
Sta. Rosa National High School - Pangan-an HS Extension	1,059,000	740,000	1,799,000
Tungasan High School	1,297,000	659,000	1,956,000

Division of Mandaue City	72,752,000	12,873,000	85,625,000	3,146,000

Division Office - Proper	1,323,000		1,323,000
Banilad National High School (Cabancalan NHS Extension)		1,015,000	1,015,000
Basak National High School		600,000	600,000
Canduman National High School - Tabok High School	15,174,000	1,490,000	16,664,000
Canduman National High School - Pagsabungan High School	10,666,000	1,538,000	12,204,000
Casili Night High School	5,015,000	906,000	5,921,000
Cubacub National High School		573,000	573,000
Maguikay High School	7,788,000	1,222,000	9,010,000	261,000
Mandaue City Comprehensive National High School - Labogon National High School Extension	21,845,000	2,086,000	23,931,000	1,456,000
Mandaue City Comprehensive National High School - Mandaue City Night High School Extension	779,000		779,000
Mandaue City Comprehensive National High School - Mandaue City Science High School Extension	6,109,000	760,000	6,869,000	378,000
Mandaue City School for the Arts	4,053,000	757,000	4,810,000	155,000
Mandaue SPED Center High School		550,000	550,000	194,000
Tawason National High School		520,000	520,000
Tingub High School		856,000	856,000	702,000

Division of Naga City	140,857,000	21,901,000	162,758,000	5,592,000

Division Office - Proper	2,643,000		2,643,000
Alpaco National High School	6,629,000	920,000	7,549,000	403,000
Antonio R. Lapiz Memorial National High School	2,845,000	747,000	3,592,000	216,000
Bairan National High School	431,000	615,000	1,046,000
Balirong National High School	15,558,000	1,130,000	16,688,000	200,000
Cabuan National High School	2,228,000	502,000	2,730,000	226,000
Cabungahan National High School	431,000	502,000	933,000
Calavera National High School	431,000	483,000	914,000
Cantao-an National High School	5,882,000	1,044,000	6,926,000	175,000
City of Naga Integrated Center for Science, Technology, Culture and Arts	4,327,000	858,000	5,185,000	337,000
Cogon National High School	4,211,000	740,000	4,951,000	177,000
Don Emilio Canonigo Memorial National High School	13,843,000	1,203,000	15,046,000	566,000
Inayagan National High School	6,456,000	1,294,000	7,750,000	335,000
Lanas National High School	3,711,000	649,000	4,360,000	168,000
Lutac National High School	6,487,000	836,000	7,323,000
Mainit National High School	2,960,000	724,000	3,684,000	229,000
Mayana National High School	2,716,000	615,000	3,331,000	155,000
Naalad National High School	4,575,000	863,000	5,438,000	155,000
Naga Special Education (SPED) Center	2,785,000	414,000	3,199,000	155,000
NPC-Colon Integrated School	863,000	703,000	1,566,000
Patag National High School	431,000	499,000	930,000
Placido L. Señor National High School	26,168,000	2,473,000	28,641,000	642,000
South Poblacion National High School	863,000	588,000	1,451,000
Tagjaguimit National High School	4,636,000	800,000	5,436,000	256,000
Tangke National High School	431,000	534,000	965,000
Tina-an National High School	5,358,000	851,000	6,209,000	398,000
Uling National High School	12,958,000	1,314,000	14,272,000
Uling Senior High School				799,000

Division of Negros Oriental	232,670,000	72,634,000	305,304,000	31,112,000

Division Office - Proper	4,439,000		4,439,000
Amio Comprehensive High School	12,879,000	753,000	13,632,000	353,000
Amlan National High School - Jugno Campus		570,000	570,000	158,000
Antonio B. Alejado Memorial High School		753,000	753,000	180,000
Apo Island High School		582,000	582,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	905
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Apolinar B. Macias Memorial High School	5,233,000	607,000	5,840,000	188,000
Aurelia G. Merecido Memorial High School		650,000	650,000	256,000
Avocado High School	2,158,000	552,000	2,710,000	188,000
Ayungon National High School - Carol-an Extension		680,000	680,000	236,000
Ayungon Science High School	431,000	497,000	928,000	273,000
Bago National High School	6,972,000	1,135,000	8,107,000	482,000
Bagtic National High School	8,558,000	891,000	9,449,000	276,000
Bangcal High School	1,729,000	699,000	2,428,000	155,000
Barras Annex National High School	823,000	770,000	1,593,000	210,000
Benedicto P. Tirambulo Memorial National High School	19,483,000	1,638,000	21,121,000	1,164,000
Bolocboloc High School		1,000,000	1,000,000	446,000
Buntod High School		638,000	638,000	159,000
Cambaloctot High School		526,000	526,000	197,000
Cambonbon National High School		609,000	609,000	240,000
Campanun-an High School	4,645,000	644,000	5,289,000	159,000
Candugay High School (Siaton National High School Annex)		819,000	819,000	441,000
Canggohob High School	5,355,000	639,000	5,994,000	202,000
Cansal-ing Provincial Community High School		668,000	668,000	155,000
Caticugan High School		737,000	737,000	241,000
Cawitan High School		1,069,000	1,069,000	702,000
Crisostomo O. Retes National High School	32,830,000	1,886,000	34,716,000	1,022,000
Dahile Provincial Community High School Extension	1,237,000	952,000	2,189,000	616,000
Dauin Science High School		553,000	553,000	265,000
Demetrio L. Alviola National High School - Cabcaban Annex	995,000	848,000	1,843,000	172,000
Demetrio L. Alviola National High School - Nalundan Extension		803,000	803,000	320,000
Dr. Benjamin T. Locsin High School		676,000	676,000	155,000
Dr. Ernesto A. Uy, Sr. National High School	2,598,000	650,000	3,248,000
Eligio T. Monte De Ramos High School	1,439,000	716,000	2,155,000	185,000
Enrique Villanueva High School		565,000	565,000	197,000
Froilan A. Alanano Memorial High School		636,000	636,000	173,000
Giligaon High School		907,000	907,000	309,000
Gregorio Elmaga Memorial High School	5,329,000	643,000	5,972,000	172,000
Inapoy High School	5,076,000	684,000	5,760,000	238,000
Jantianon National High School	791,000	904,000	1,695,000
Jimalalud National High School - Tamao Extension		679,000	679,000	228,000
Kakha High School		636,000	636,000	197,000
Kaladias High School	872,000	544,000	1,416,000
Kauswagan High School		624,000	624,000	193,000
Lorenza P. Palarpalar Memorial High School (Bonbonon Provincial Community High School)	791,000	592,000	1,383,000	179,000
Mabato Provincial Community High School		977,000	977,000	474,000
Mabinay National High School - Manlingay Annex		636,000	636,000	155,000
Mabinay Science High School		557,000	557,000	317,000
Mainit High School		734,000	734,000	155,000
Malaga High School		731,000	731,000
Maloh Provincial Community High School		1,087,000	1,087,000	776,000
Malongcay Dacu High School		668,000	668,000	209,000
Maningcao National High School	791,000	665,000	1,456,000	195,000
Manjuyod Science High School		562,000	562,000	247,000
Mantiquil Masaligan High School		757,000	757,000	155,000
Matauta Community High School	863,000	546,000	1,409,000
Mayaposi Community High School		707,000	707,000	185,000
Nagbalaye High School	4,855,000	877,000	5,732,000	403,000
Nagbinlod High School		675,000	675,000	220,000
Obat High School	1,743,000	951,000	2,694,000	451,000
Ong Che Tee - Bacong High School	7,373,000	1,375,000	8,748,000	705,000
Owacan Provincial Community High School	1,954,000	1,017,000	2,971,000	642,000
Paciente Cesar G. Cabrera High School		675,000	675,000	186,000
Pacuan Provincial Community High School	25,093,000	1,942,000	27,035,000	1,004,000
Palayuhan High School		687,000	687,000	232,000
Panciao High School		610,000	610,000	167,000
Pantao National High School	9,015,000	874,000	9,889,000	304,000
Pedro Abul Memorial High School		648,000	648,000	174,000
Pinalubngan Community High School	7,603,000	853,000	8,456,000	436,000

906	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pulangbato National High School	12,636,000	816,000	13,452,000
Pulangbato National Senior High School				679,000
Sampinitan Provincial Community High School	938,000	749,000	1,687,000	309,000
San Antonio High School	802,000	721,000	1,523,000	196,000
San Jose Provincial High School	720,000	1,310,000	2,030,000	910,000
San Miguel High School	9,181,000	703,000	9,884,000	204,000
San Miguel National High School	6,447,000	1,543,000	7,990,000	553,000
Siapo High School		708,000	708,000	155,000
Siaton Science High School	2,528,000	583,000	3,111,000	388,000
Sibulan National High School - Ajong Unit	1,299,000	797,000	2,096,000	304,000
Sibulan National High School - Balugo Extension		681,000	681,000	237,000
Sibulan Night High School	3,779,000	515,000	4,294,000	409,000
Sibulan Science High School		548,000	548,000	230,000
Silab Community High School Annex		686,000	686,000	418,000
Simplicia and Dionisio Sedillo Senior High School				638,000
Sta. Catalina National High School	779,000	2,069,000	2,848,000	2,077,000
Sta. Catalina Science High School		690,000	690,000	212,000
Sumaliring High School (Inalad High School)		1,359,000	1,359,000	1,326,000
Tambulan Community High School	1,294,000	669,000	1,963,000
Tamlang High School		527,000	527,000	187,000
Tara Provincial Community High School	2,214,000	983,000	3,197,000	507,000
Tayasan National Science High School		651,000	651,000	218,000
Tubigon High School - Sibulan National High School Annex		518,000	518,000	212,000
Valencia National High School - Balugo High School Extension	492,000	1,090,000	1,582,000	761,000
Valencia National High School - Dobdob Extension		565,000	565,000	158,000
Zamboanguita Science High School	5,608,000	718,000	6,326,000	195,000

Division of Siquijor	81,931,000	11,833,000	93,764,000	3,702,000

Division Office - Proper	1,607,000		1,607,000
Banban National High School	9,551,000	1,059,000	10,610,000	451,000
Basac National High School (Enrique Villanueva NHS - Siquijor)	6,557,000	1,006,000	7,563,000	307,000
Cabulihan Integrated School	4,693,000	585,000	5,278,000	155,000
Candaping National High School	13,393,000	1,574,000	14,967,000	583,000
Catulayan National High School	6,529,000	1,227,000	7,756,000	441,000
Kinamandagan High School	5,762,000	702,000	6,464,000	159,000
Larena Integrated School	866,000	609,000	1,475,000
Leon Parami High School	5,604,000	707,000	6,311,000	172,000
Maria Integrated School	1,726,000	652,000	2,378,000	155,000
Ponong High School	5,609,000	656,000	6,265,000	182,000
San Antonio National High School	6,621,000	645,000	7,266,000	214,000
San Juan Integrated School	863,000	606,000	1,469,000	155,000
Siquijor Integrated School	866,000	887,000	1,753,000	155,000
Siquijor Provincial Science High School	11,684,000	918,000	12,602,000	573,000

Division of Tagbilaran City	10,284,000	1,857,000	12,141,000	294,000

Division Office - Proper	189,000		189,000
City of Tagbilaran National High School		466,000	466,000
San Isidro National High School	10,095,000	904,000	10,999,000	294,000
Tagbilaran High School for the Hearing Impaired		487,000	487,000

Division of Talisay City	251,472,000	27,015,000	278,487,000	11,985,000

Division Office - Proper	5,100,000		5,100,000
Bulacao National High School		1,217,000	1,217,000	391,000
Candulawan National High School (Mohon Divino Amore - Candulawan)	6,854,000	904,000	7,758,000
Jaclupan National High School	37,911,000	2,664,000	40,575,000	1,557,000
Lagtang National High School (Night)	14,532,000	1,577,000	16,109,000	791,000
Lawaan III National High School	11,121,000	1,334,000	12,455,000
Lawaan National High School - Talisay	28,661,000	2,409,000	31,070,000	1,235,000
Maghaway National High School	8,652,000	1,164,000	9,816,000	489,000
Manipis National High School	3,168,000	581,000	3,749,000
Pooc National High School (Jaclupan NHS - Pooc Extension)		1,355,000	1,355,000	743,000
San Isidro National High School (Night)	6,747,000	885,000	7,632,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	907
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Roque National High School (Jaclupan)	14,257,000	1,407,000	15,664,000	730,000
Tabunoc National High School	29,377,000	1,864,000	31,241,000	566,000
Talisay City Science High School	4,170,000	772,000	4,942,000
Talisay National High School	67,876,000	6,621,000	74,497,000	5,209,000
Tangke National High School (San Roque National High School - Tangke National High School Extension)	13,046,000	1,436,000	14,482,000
Tapul National High School		825,000	825,000	274,000

Division of Tanjay City	72,192,000	15,945,000	88,137,000	4,847,000

Division Office - Proper	1,418,000		1,418,000
Adela Pera Memorial High School	1,294,000	568,000	1,862,000
Apolinario Gerarda Arnaiz High School		597,000	597,000	181,000
Azagra High School	6,615,000	750,000	7,365,000	190,000
Bahian High School	5,547,000	588,000	6,135,000	225,000
Exequil P. Toroy High School	863,000	513,000	1,376,000
Graciano Banogon High School		647,000	647,000	236,000
Hunop High School	1,423,000	799,000	2,222,000	167,000
Inawasan Provincial Community High School		603,000	603,000	223,000
Isidro Salma High School (Balayong)	779,000	775,000	1,554,000	342,000
Luca High School		672,000	672,000	155,000
Nagsala High School		832,000	832,000	292,000
Namonbon High School		612,000	612,000	155,000
Novallas High School	5,138,000	633,000	5,771,000	172,000
Pal-ew High School	10,426,000	833,000	11,259,000	472,000
Patricio Palomar Memorial High School (Isabelo Palomar)		583,000	583,000	155,000
Polo High School	4,704,000	801,000	5,505,000	155,000
Samoyao High School	1,294,000	526,000	1,820,000
San Isidro High School		541,000	541,000
San Miguel High School	5,820,000	617,000	6,437,000	201,000
Santa Agueda National High School - Calicanan High School Extension		637,000	637,000	269,000
Tanjay City Science High School	6,328,000	708,000	7,036,000	469,000
Tanjay Legislated High School	13,945,000	1,331,000	15,276,000	555,000
Tanjay National High School (Sto. Niño)	6,598,000	779,000	7,377,000	233,000

Division of Toledo City	81,831,000	7,428,000	89,259,000	3,475,000

Division Office - Proper	1,607,000		1,607,000
Awihao National High School	19,854,000	1,825,000	21,679,000	1,055,000
Bunga National High School	7,300,000	808,000	8,108,000	266,000
Cantabaco National High School	12,226,000	1,197,000	13,423,000	586,000
General Climaco National High School	22,602,000	1,849,000	24,451,000	1,012,000
Media Once National High School	14,159,000	1,092,000	15,251,000	259,000
Toledo City Science High School	4,083,000	657,000	4,740,000	297,000

Region VIII - Eastern Visayas	6,443,156,000	606,136,000	7,049,292,000	271,257,000

Division of Baybay City	138,442,000	12,128,000	150,570,000	10,977,000

Division Office - Proper	2,454,000		2,454,000
Banahao National High School		774,000	774,000	269,000
Baybay City National Night High School	6,841,000	579,000	7,420,000	344,000
Baybay City Senior High School				6,690,000
Bitanhuan National High School	9,202,000	802,000	10,004,000	203,000
Bunga National High School	15,816,000	1,055,000	16,871,000	287,000
Caridad National High School	14,133,000	1,045,000	15,178,000	708,000
Ciabu National High School	11,674,000	975,000	12,649,000	571,000
Gabas Integrated School	9,235,000	784,000	10,019,000	198,000
Kabunga-an Integrated School	431,000	478,000	909,000
Maganhan National High School	431,000	640,000	1,071,000
Mailhi National High School	8,012,000	709,000	8,721,000	205,000
Makinhas National High School	14,632,000	1,139,000	15,771,000	249,000
Mapgap Integrated School	431,000	457,000	888,000	155,000
Plaridel National High School	15,403,000	1,062,000	16,465,000	583,000
Pomponan National High School	29,747,000	1,015,000	30,762,000	515,000
Punta National High School		614,000	614,000

908	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

Division of Biliran	222,466,000	21,497,000	243,963,000	9,861,000

Division Office - Proper	3,966,000		3,966,000
Almeria National High School	27,481,000	2,341,000	29,822,000	1,273,000
Biliran National Agricultural High School	21,914,000	2,450,000	24,364,000	1,407,000
Biliran Science High School	6,398,000	1,171,000	7,569,000	401,000
Bool National High School	16,024,000	1,276,000	17,300,000	601,000
Cabucgayan National High School	24,981,000	1,603,000	26,584,000	644,000
Cabucgayan National School of Arts and Trades	26,918,000	2,883,000	29,801,000	1,572,000
Fidel M. Limpiado, Sr. National High School	613,000	604,000	1,217,000	200,000
Inasuyan Integrated School	1,294,000	608,000	1,902,000
Information & Communications Technology (ICT) High School of Eastern Biliran	4,751,000	924,000	5,675,000	649,000
Lucsoon National High School	31,390,000	1,708,000	33,098,000	685,000
Naval Night High School	3,827,000	450,000	4,277,000	407,000
Pinamihagan Integrated School	924,000	474,000	1,398,000
Tabunan National High School	7,946,000	872,000	8,818,000	353,000
Tucdao National High School	26,513,000	1,846,000	28,359,000	1,144,000
Union Integrated School	1,362,000	602,000	1,964,000
Viga National High School	7,395,000	718,000	8,113,000	218,000
Western Biliran High School for the Arts & Culture	8,769,000	967,000	9,736,000	307,000

Division of Borongan City	44,403,000	3,806,000	48,209,000	1,342,000

Division Office - Proper	756,000		756,000
Benowangan National High School (Lalawigan NHS-Benowangan Annex)	3,797,000	662,000	4,459,000	155,000
Calingatngan National High School	10,569,000	803,000	11,372,000	264,000
Eastern Samar National Comprehensive High School (Supt. Fidel E. Anacta, Sr. MHS)	7,666,000	660,000	8,326,000	193,000
Maypangdan National High School	21,184,000	1,336,000	22,520,000	730,000
Sabang Integrated School	431,000	345,000	776,000

Division of Calbayog City	381,660,000	32,271,000	413,931,000	16,466,000

Division Office - Proper	6,706,000		6,706,000
Acedillo Integrated School	1,294,000	370,000	1,664,000
Basud Integrated School	431,000	345,000	776,000
Cabicahan Integrated School	431,000	345,000	776,000
Cagbayang Integrated School	431,000	345,000	776,000
Caglanipao Sur Integrated School	1,294,000	345,000	1,639,000
Cagmanipis Norte Integrated School		335,000	335,000
Calbayog Arts and Design School of Eastern Visayas				592,000
Calbayog City High School	74,116,000	4,516,000	78,632,000	5,125,000
Calbayog City National High School - Bagacay Campus	17,550,000	1,132,000	18,682,000	479,000
Calbayog City National High School - Carayman Campus	4,484,000	811,000	5,295,000	183,000
Calbayog City Night High School	14,541,000	786,000	15,327,000
Canjumadac Integrated School	431,000	396,000	827,000
Dawo Integrated School	4,528,000	426,000	4,954,000
Gadgaran Integrated School	7,779,000	545,000	8,324,000
Himalandrog - Seven Hills Integrated School	4,434,000	349,000	4,783,000	187,000
Lapaan Integrated School	431,000	345,000	776,000
Limarayon Integrated School	431,000	345,000	776,000
Lonoy Integrated School	863,000	392,000	1,255,000
Mabini II Integrated School	431,000	418,000	849,000
Macatingog Integrated School	6,773,000	507,000	7,280,000
Mag-ubay National High School	11,420,000	902,000	12,322,000	363,000
Malaga National High School	28,954,000	1,500,000	30,454,000	672,000
Malaga National High School (Pena 1 Annex School)	2,650,000	851,000	3,501,000	398,000
Mancol Integrated School	431,000	345,000	776,000
Mawacat Integrated School	431,000	345,000	776,000
Migara National High School	10,896,000	836,000	11,732,000	314,000
Oquendo National High School	27,414,000	1,779,000	29,193,000	1,552,000
Oquendo National High School - Cabatuan Annex	7,151,000	730,000	7,881,000	199,000
Panoypoy Integrated School	431,000	345,000	776,000
Patong - Happy Valley Integrated School	4,044,000	449,000	4,493,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	909
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pilar Agricultural High School	12,781,000	952,000	13,733,000	477,000
Pinamurotan Integrated School	431,000	345,000	776,000
San Joaquin National High School	33,469,000	2,110,000	35,579,000	1,238,000
San Joaquin National High School - Malahog Annex School	863,000	461,000	1,324,000
San Joaquin National High School (Manguinoo Annex School)		552,000	552,000
San Jose Integrated School	431,000	345,000	776,000
San Policarpio National High School	35,002,000	2,171,000	37,173,000	2,848,000
Tabawan Integrated School	15,238,000	1,103,000	16,341,000	619,000
Tarabucan National High School	17,348,000	1,278,000	18,626,000	631,000
Trinidad National High School	24,033,000	1,398,000	25,431,000	434,000
Trinidad National High School - Tomaligues Annex	863,000	421,000	1,284,000

Division of Catbalogan City	83,282,000	10,858,000	94,140,000	4,338,000

Division Office - Proper	1,512,000		1,512,000
Albalate Integrated School	863,000	345,000	1,208,000
Antonio G. Tuazon High School (Sierra Island NHS)	12,994,000	1,332,000	14,326,000	548,000
Catbalogan City Agro-Industrial School	1,788,000	606,000	2,394,000	247,000
Eastern Visayas Regional Science High School	8,164,000	2,877,000	11,041,000	545,000
Guinsorongan Integrated School (Samar National High School - Guinsorongan Annex)	16,492,000	1,859,000	18,351,000	1,235,000
Pangdan National High School	9,190,000	1,052,000	10,242,000	264,000
Samar National High School - Silanga Annex	32,279,000	2,787,000	35,066,000	1,499,000

Division of Eastern Samar	533,266,000	50,888,000	584,154,000	17,219,000

Division Office - Proper	9,446,000		9,446,000
Agsam Integrated School	863,000	524,000	1,387,000
Arteche National High School	39,942,000	2,171,000	42,113,000	1,296,000
Arteche National High School - Concepcion Annex		593,000	593,000
Arteche National High School (Carapdapan Annex)	2,589,000	1,216,000	3,805,000
Balangkayan National High School	18,778,000	1,592,000	20,370,000
Balangkayan Senior High School Stand-Alone				771,000
Bobon National High School	4,734,000	581,000	5,315,000
Bolusao National High School	5,610,000	792,000	6,402,000
Buntay Integrated School	1,325,000	437,000	1,762,000
Cagpile Integrated School	1,726,000	458,000	2,184,000
Camantang National High School	8,843,000	802,000	9,645,000
Can-Avid National High School	32,641,000	3,154,000	35,795,000	2,640,000
Catumsan Integrated School	863,000	383,000	1,246,000
Dolores National High School (Dapdap Annex)	12,322,000	1,004,000	13,326,000
Guiuan National High School - Manicani Annex	5,689,000	628,000	6,317,000
Hilabaan National High School	8,360,000	751,000	9,111,000	256,000
Hinolaso National High School	14,925,000	936,000	15,861,000
Hinolaso National High School (Caglao-an Annex)	1,793,000	552,000	2,345,000
Homonhon National High School	9,951,000	813,000	10,764,000	188,000
Homonhon National High School - Sulangan Annex	10,096,000	866,000	10,962,000	360,000
Jipapad National High School	15,329,000	1,867,000	17,196,000	956,000
Llorente National High School - Barobo Annex	7,651,000	784,000	8,435,000	246,000
Malabag High School	8,801,000	890,000	9,691,000
Malinao Integrated School	7,977,000	638,000	8,615,000
Maslog High School	10,733,000	1,206,000	11,939,000	441,000
Maydolong National High School	29,845,000	2,239,000	32,084,000	1,387,000
Maydolong National High School - Lapgap Annex		755,000	755,000
Mercedes High School	15,127,000	1,397,000	16,524,000	687,000
Nena National High School (Nena SAT)	14,961,000	1,279,000	16,240,000	385,000
Nicasio Alvarez II Memorial High School (Sta. Monica Annex)	4,425,000	552,000	4,977,000
Nicasio M. Alvarez Memorial High School	12,923,000	956,000	13,879,000
Oras National Agricultural Industrial School (Arteche NAS)	9,746,000	984,000	10,730,000	178,000
Oras National High School	33,877,000	2,370,000	36,247,000	2,282,000
Oras National High School (Dao Annex)	16,504,000	1,273,000	17,777,000
Pedro E. Candio Memorial National High School	22,624,000	1,862,000	24,486,000	1,004,000
Quinapundan High School	27,520,000	2,418,000	29,938,000	1,344,000
Quinapundan National High School (Anislag Annex)	4,849,000	525,000	5,374,000
Salcedo High School	15,711,000	1,153,000	16,864,000	505,000
Salcedo Vocational High School	14,909,000	1,598,000	16,507,000	1,235,000
San Isidro Integrated School		221,000	221,000

910	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Juan Integrated School		335,000	335,000
San Julian National High School	15,416,000	1,422,000	16,838,000	733,000
San Roque Integrated School	863,000	470,000	1,333,000
San Vicente Integrated School	4,327,000	516,000	4,843,000
Sto. Niño National High School	6,802,000	890,000	7,692,000
Sulu-an Integrated School	4,091,000	480,000	4,571,000
Tagbacan National High School (Tagbacan RHS)	11,701,000	1,057,000	12,758,000
Taytay Integrated School	17,981,000	1,198,000	19,179,000	325,000
Tubabao National High School	5,488,000	620,000	6,108,000
Vigan National High School	2,589,000	680,000	3,269,000

Division of Leyte	2,307,815,000	213,743,000	2,521,558,000	102,737,000

Division Office - Proper	40,441,000		40,441,000
Abuyog National High School	38,954,000	2,419,000	41,373,000	2,161,000
Agapito Amado Memorial National High School	8,180,000	873,000	9,053,000	314,000
Alangalang Agro-Industrial School (LSU-Alangalang Campus)	14,156,000	1,066,000	15,222,000	548,000
Alangalang National High School	69,584,000	5,100,000	74,684,000	3,969,000
Alangalang Night High School	4,137,000	514,000	4,651,000
Alegria Integrated School	2,158,000	569,000	2,727,000
Alfredo Parilla National High School	12,246,000	938,000	13,184,000	398,000
Ana G. Yu National High School		643,000	643,000
Anahawan National High School	15,772,000	1,422,000	17,194,000	659,000
Anahaway National High School	15,794,000	1,189,000	16,983,000	441,000
Armasen National High School		553,000	553,000
Astorga National High School	7,103,000	712,000	7,815,000	241,000
Asuncion S. Melgar National High School	30,884,000	2,634,000	33,518,000	1,415,000
Atty. Roque A. Marcos Memorial School (La Paz NHS)	32,950,000	3,106,000	36,056,000	1,692,000
Bachao Integrated School		533,000	533,000
Balocawehay National High School	22,393,000	1,601,000	23,994,000	1,014,000
Balugo National High School	10,974,000	918,000	11,892,000	292,000
Barugo National High School	17,959,000	1,693,000	19,652,000	1,007,000
Bato National High School	36,466,000	2,635,000	39,101,000	1,669,000
Bienvenido Guillera Celebre National High School		769,000	769,000	269,000
Bilwang National High School	1,294,000	757,000	2,051,000
Bontoc National High School	13,773,000	1,305,000	15,078,000	715,000
Borseth National High School	4,182,000	573,000	4,755,000	194,000
Buli National High School (Anahawan National High School - Buli Annex)	5,708,000	619,000	6,327,000	232,000
Bung-aw National High School	6,955,000	700,000	7,655,000	191,000
Buraburon National High School	3,887,000	658,000	4,545,000
Buracan National High School	5,715,000	652,000	6,367,000	205,000
Burauen National High School	30,084,000	1,984,000	32,068,000	1,194,000
Cabacungan National High School	14,898,000	1,210,000	16,108,000	733,000
Cabatianuhan National High School		563,000	563,000
Cabatoan National High School	5,137,000	733,000	5,870,000	199,000
Cagbolo Senior High School				623,000
Cahagnaan National High School	13,322,000	1,023,000	14,345,000	462,000
Cahigan National High School	7,875,000	746,000	8,621,000
Calingcaguing National High School	19,031,000	1,443,000	20,474,000	692,000
Calubian Integrated School	7,671,000	769,000	8,440,000	264,000
Calubian National High School (Calubian NVS)	39,648,000	3,698,000	43,346,000	2,290,000
Calunangan National High School	4,716,000	749,000	5,465,000	199,000
Cañete-Bughao National High School	431,000	581,000	1,012,000
Canmarating National High School	1,760,000	695,000	2,455,000
Cantuha-on National High School	11,940,000	988,000	12,928,000	358,000
Capudlosan National High School	4,524,000	584,000	5,108,000	189,000
Carigara National Vocational School	25,500,000	2,020,000	27,520,000	964,000
Celestino de Guzman Memorial National High School	12,652,000	1,058,000	13,710,000
Conalum National High School	7,263,000	785,000	8,048,000	281,000
Concepcion National High School	15,629,000	1,110,000	16,739,000	243,000
Damulaan National High School	18,787,000	1,630,000	20,417,000	652,000
Daniel Z. Romualdez State Comprehensive School of Fisheries	10,238,000	1,001,000	11,239,000	271,000
Dawahon Integrated School	1,726,000	712,000	2,438,000
Don Mariano Salvacion Memorial National High School	8,249,000	1,207,000	9,456,000	231,000
Doos del Norte National High School		496,000	496,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	911
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Emeterio-Federica Gerez National High School	12,561,000	1,215,000	13,776,000	492,000
Esperanza National High School	7,212,000	726,000	7,938,000	166,000
Euperfia Puda National High School	4,649,000	624,000	5,273,000	217,000
Felix Caneja Lafuente National High School	11,885,000	1,133,000	13,018,000	533,000
Francisco Y. Baranda, Sr. National High School	863,000	574,000	1,437,000
Gibacungan National High School	7,921,000	852,000	8,773,000	297,000
Granja-Kalinawan National High School	67,689,000	4,658,000	72,347,000	3,264,000
Granja-Kalinawan National High School (Hiagsam Annex)		659,000	659,000
Gregorio C. Catenza National High School	32,927,000	3,077,000	36,004,000	2,069,000
Guinarona National High School	7,012,000	751,000	7,763,000	256,000
Hampangan National High School	3,103,000	640,000	3,743,000
Hampipila National High School	16,706,000	1,109,000	17,815,000	672,000
Hibunauan National High School	7,251,000	964,000	8,215,000	368,000
Hilusig National High School	1,294,000	573,000	1,867,000
Himokilan Integrated School		253,000	253,000
Hinabuyan National High School		662,000	662,000
Hindang National High School	20,374,000	1,869,000	22,243,000
Hindang Stand-Alone Senior High School				880,000
Hitudpan National High School	3,676,000	563,000	4,239,000	203,000
Inopacan National High School	8,194,000	999,000	9,193,000	484,000
Isabel National Comprehensive High School (Isabel NAVS)	31,143,000	2,365,000	33,508,000	1,828,000
Isabel National High School	18,995,000	1,323,000	20,318,000	1,380,000
Javier National High School	33,232,000	2,751,000	35,983,000	1,453,000
Jose Rizal National High School	4,940,000	654,000	5,594,000	163,000
Juan S. Tismo National High School	24,984,000	2,244,000	27,228,000	1,296,000
Juan V. Delantar National High School	15,568,000	1,286,000	16,854,000	545,000
Juan Villablanca Memorial High School	26,535,000	2,506,000	29,041,000	1,238,000
Jugaban National High School	29,560,000	2,172,000	31,732,000	1,839,000
Julita National High School	28,057,000	2,303,000	30,360,000	700,000
Justimbaste-Remandaban National High School	25,547,000	2,164,000	27,711,000	1,088,000
Kananga National High School	73,678,000	4,096,000	77,774,000	1,707,000
Kananga National High School - Kawayan Annex	7,638,000	765,000	8,403,000
Kananga National High School - Libertad Annex	5,101,000	650,000	5,751,000
Kananga National High School (Montebello Annex)		883,000	883,000
Kauswagan National High School	4,257,000	661,000	4,918,000
Kikilo National High School	5,286,000	610,000	5,896,000	174,000
Kiling National High School	12,860,000	984,000	13,844,000	451,000
Leyte National High School	23,708,000	2,344,000	26,052,000	1,108,000
Libas National High School	6,538,000	752,000	7,290,000
Libertad National High School, Abuyog	4,090,000	677,000	4,767,000	171,000
Libertad National High School, Capoocan	9,402,000	940,000	10,342,000	373,000
Lim-Ao National High School	13,919,000	962,000	14,881,000	482,000
Lomonon National High School	8,912,000	775,000	9,687,000	385,000
Macalpi-ay National High School	5,218,000	756,000	5,974,000	284,000
MacArthur National High School	34,540,000	3,085,000	37,625,000	1,598,000
Mahaplag National High School	34,661,000	2,855,000	37,516,000	1,879,000
Mahaplag National High School - Upper	17,909,000	1,482,000	19,391,000	502,000
Malibago National High School	9,527,000	953,000	10,480,000	337,000
Manaybanay National High School	9,524,000	1,077,000	10,601,000	370,000
Manlilisid National High School	10,044,000	1,124,000	11,168,000	525,000
Marao National High School	7,420,000	785,000	8,205,000	254,000
Marcelino R. Veloso National High School (Marcelino R. Veloso National Comprehensive High School)	23,450,000	1,989,000	25,439,000	786,000
Mariano Salazar National High School	4,269,000	638,000	4,907,000	245,000
Matag-ob National High School	32,299,000	2,806,000	35,105,000
Matag-ob Stand-Alone Senior High School				1,743,000
Matalom National High School	28,232,000	2,147,000	30,379,000	1,207,000
Matlang National High School	25,598,000	1,678,000	27,276,000	1,273,000
Mayorga National High School	28,297,000	2,548,000	30,845,000	1,443,000
Minesite National High School	2,261,000	540,000	2,801,000
Minuhang Stand-Alone Senior High School				652,000
Muertegui National High School	14,567,000	1,353,000	15,920,000	609,000
Naval National High School	6,983,000	781,000	7,764,000	202,000
Pagsulhugon National High School	12,469,000	1,218,000	13,687,000	550,000
Palale National High School	9,242,000	1,066,000	10,308,000	309,000

912	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Palo National High School	73,569,000	5,860,000	79,429,000	2,402,000
Palompon National High School	23,575,000	2,271,000	25,846,000	2,759,000
Pastor Salazar National High School	11,384,000	984,000	12,368,000	297,000
Patoc National High School	16,966,000	1,462,000	18,428,000
Patoc Stand-Alone Senior High School				865,000
Paulino M. Covacha National High School	431,000	629,000	1,060,000
Pawing National High School	7,552,000	1,327,000	8,879,000	936,000
PCCC St. Filomena National High School	2,702,000	604,000	3,306,000	155,000
Picas National High School		581,000	581,000
Pinamopoan National High School	934,000	1,276,000	2,210,000
Pinamopoan Senior High School Stand-Alone				676,000
Polahongon National High School	10,062,000	1,148,000	11,210,000	396,000
Puerto Bello National High School	8,560,000	1,190,000	9,750,000	520,000
Rafaelito Cabañas Martinez National High School	8,001,000	851,000	8,852,000	281,000
Rizal National High School		964,000	964,000	279,000
Sambulawan National High School		551,000	551,000
San Francisco National High School	8,261,000	738,000	8,999,000	309,000
San Guillermo National High School	5,493,000	681,000	6,174,000	252,000
San Isidro National High School, San Isidro	26,908,000	2,638,000	29,546,000	1,435,000
San Isidro National High School, Tanauan		504,000	504,000
San Joaquin National High School	16,224,000	1,283,000	17,507,000	776,000
San Jose National High School	11,603,000	1,053,000	12,656,000	548,000
San Miguel National High School	31,320,000	2,395,000	33,715,000	1,486,000
Seguinon National High School	23,976,000	1,939,000	25,915,000
Seguinon Stand-Alone Senior High School				1,555,000
Sogod National High School (Carigara School of Fisheries - Sogod Annex)	5,872,000	648,000	6,520,000
Sta. Ana National High School	7,128,000	952,000	8,080,000	325,000
Sta. Cruz National High School	18,600,000	1,509,000	20,109,000	505,000
Sta. Fe National High School	35,534,000	3,096,000	38,630,000
Sta. Fe Stand-Alone Senior High School				2,161,000
Sta. Margarita National High School	9,786,000	753,000	10,539,000	155,000
Sta. Mesa National High School	37,092,000	2,922,000	40,014,000	1,811,000
Sta. Paz Integrated School	1,988,000	668,000	2,656,000	209,000
Sta. Rosa National High School, Barugo I	14,975,000	1,147,000	16,122,000	325,000
Sta. Rosa National High School, Matag-ob	3,877,000	614,000	4,491,000	166,000
Sulpa National High School	5,192,000	671,000	5,863,000	155,000
Tabango National High School	26,035,000	2,278,000	28,313,000	1,552,000
Taberna National High School	16,260,000	1,254,000	17,514,000	451,000
Tahud National High School	5,665,000	664,000	6,329,000	227,000
Talisay National High School	2,158,000	775,000	2,933,000
Tanauan National High School (San Roque NHS)	37,544,000	3,091,000	40,635,000	3,238,000
Tanauan School of Arts and Trade	8,012,000	786,000	8,798,000	292,000
Tanauan School of Craftsmanship & Home Industries (LIT Tanauan)	39,241,000	2,630,000	41,871,000	1,585,000
Teofilo R. Macaso Memorial National High School	11,867,000	1,012,000	12,879,000	424,000
Tinabilan National High School	8,705,000	684,000	9,389,000	231,000
Tinago National High School	15,077,000	1,238,000	16,315,000	403,000
Tolosa National High School	34,318,000	3,221,000	37,539,000
Tolosa Stand-Alone Senior High School				2,245,000
Trinidad B. Caidic National High School	5,118,000	675,000	5,793,000
Villaba National Comprehensive High School	26,828,000	2,416,000	29,244,000	1,273,000
Villaba National High School (LNCAST)	9,412,000	992,000	10,404,000	358,000
Visares National High School		522,000	522,000
Waterloo National High School	7,487,000	676,000	8,163,000	198,000
Yapad Integrated School		335,000	335,000

Division of Maasin City	162,720,000	15,225,000	177,945,000	5,030,000

Division Office - Proper	2,738,000		2,738,000
Asuncion Integrated School	6,015,000	964,000	6,979,000
Batuan Integrated School	1,913,000	450,000	2,363,000
Baugo National High School	6,096,000	556,000	6,652,000
Canyuom Integrated School	1,420,000	387,000	1,807,000
Dongon National High School	14,483,000	1,083,000	15,566,000	456,000
Guadalupe National High School	9,722,000	829,000	10,551,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	913
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Hinapu Daku National High School	3,783,000	547,000	4,330,000
Ibarra National High School	14,666,000	1,075,000	15,741,000	510,000
Libhu National High School	11,464,000	951,000	12,415,000	355,000
Lunas National High School	4,788,000	659,000	5,447,000	263,000
Maasin City National High School	23,686,000	2,163,000	25,849,000	1,595,000
Maasin City National High School Night	3,845,000		3,845,000
Malapoc Sur National High School	11,831,000	728,000	12,559,000
Manhilo National High School	12,617,000	1,122,000	13,739,000	517,000
Maria Clara Integrated School	866,000	402,000	1,268,000
Matin-aw National High School	3,933,000	508,000	4,441,000	210,000
Nonok Norte National High School	10,533,000	862,000	11,395,000	396,000
Panan-awan Integrated School	866,000	451,000	1,317,000
San Rafael National High School	10,288,000	840,000	11,128,000
San Rafael Stand-Alone Senior High School				728,000
Tigbawan Integrated School	7,167,000	648,000	7,815,000

Division of Northern Samar	807,155,000	72,489,000	879,644,000	26,718,000

Division Office - Proper	14,171,000		14,171,000
Acereda Integrated School	1,788,000	729,000	2,517,000
Alegria National High School	24,311,000	1,907,000	26,218,000	1,002,000
Balnasan National High School		561,000	561,000	218,000
Batag National High School	9,119,000	733,000	9,852,000	299,000
Biri National High School	20,774,000	1,881,000	22,655,000	923,000
Buenavista National High School	7,346,000	771,000	8,117,000	244,000
Bukid National High School	431,000	520,000	951,000
Bulao National High School	2,282,000	647,000	2,929,000
Cabacungan National High School	8,298,000	891,000	9,189,000	190,000
Cagamutan National High School	7,487,000	789,000	8,276,000
Cahayagan National High School	6,481,000	630,000	7,111,000	269,000
Canjumadal National High School	431,000	619,000	1,050,000
Capacujan National High School	10,150,000	852,000	11,002,000	332,000
Capacujan National High School - Jangtud Integrated School Annex	6,687,000	628,000	7,315,000	157,000
Catarman IV Central Integrated School	23,923,000	1,393,000	25,316,000
Catarman National High School - Galutan ANHS Annex	14,947,000	1,250,000	16,197,000	829,000
Catigbi-An National High School (Rawis National High School Annex)	11,039,000	816,000	11,855,000
Cervantes National High School (Rosario Lim Uy National High School)	13,555,000	961,000	14,516,000
Dancalan Integrated School		335,000	335,000
Dapdap National High School		732,000	732,000	236,000
Don Juan F. Avalon National High School - Bantayan National High School Annex	13,776,000	1,144,000	14,920,000	439,000
E.J. Dulay National High School		547,000	547,000
F. Dominice National High School	16,688,000	1,297,000	17,985,000	773,000
Francisco B. Rosales, Sr. National High School	1,939,000	609,000	2,548,000
Froctuoso B. Regulacion National High School		662,000	662,000	155,000
Gamay National High School	24,598,000	1,776,000	26,374,000	1,014,000
Gamay National High School - Anito NHS Annex	6,406,000	721,000	7,127,000	184,000
Gamay National High School - Bangon Annex	12,134,000	1,017,000	13,151,000	231,000
Guindaulan National High School	4,939,000	582,000	5,521,000
Hibubullao National High School	22,831,000	1,434,000	24,265,000	340,000
Hinabangan National High School		478,000	478,000
Landusan National High School	8,539,000	822,000	9,361,000
Laoang National High School	15,940,000	1,044,000	16,984,000	1,184,000
Laoang National High School - Rawis NHS Annex	26,028,000	1,823,000	27,851,000	1,220,000
Laoang National High School - Suba National High School Annex	5,012,000	564,000	5,576,000
Laoang National Technical High School	36,370,000	2,224,000	38,594,000	1,268,000
Laperla National High School (Rawis National High School Annex)	8,164,000	634,000	8,798,000
Las Navas National High School	72,227,000	2,804,000	75,031,000	1,902,000
Lipata National High School	6,082,000	671,000	6,753,000
Lope de Vega National High School	20,496,000	1,961,000	22,457,000
Lope de Vega Stand-Alone Senior High School				1,223,000
Magsaysay National High School		542,000	542,000
Magtaon National High School	3,858,000	674,000	4,532,000

914	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Makiwalo National High School	11,575,000	1,028,000	12,603,000	489,000
Malobago - Pagsang-An National High School	8,988,000	834,000	9,822,000
Mapanas AIS - Magno Siljagon National High School Annex	6,565,000	737,000	7,302,000
Maravilla National High School	3,405,000	770,000	4,175,000	416,000
Marubay National High School	6,415,000	731,000	7,146,000	353,000
Maxvilla National High School	3,514,000	544,000	4,058,000
Mongolbongol National High School	11,786,000	1,053,000	12,839,000	320,000
Nenita National High School	9,271,000	1,004,000	10,275,000	545,000
Oleras National High School		807,000	807,000	451,000
Pambujan National High School	58,063,000	4,011,000	62,074,000	2,998,000
Polangi National High School	17,321,000	1,508,000	18,829,000	667,000
Poponton National High School		569,000	569,000
Potong National High School	12,869,000	1,177,000	14,046,000	238,000
Raymundo Bocboc Daza Stand-Alone Senior High School				639,000
Rosario National High School	18,960,000	1,743,000	20,703,000	753,000
Ruperto S. Sampayan National High School	431,000	582,000	1,013,000
Salvacion National High School	7,300,000	612,000	7,912,000
San Antonio Integrated School		228,000	228,000
San Antonio National High School	8,091,000	891,000	8,982,000	378,000
San Isidro National High School (LN)	16,623,000	760,000	17,383,000	254,000
San Isidro National High School (SI)	24,881,000	1,752,000	26,633,000	890,000
San Miguel National High School	10,686,000	904,000	11,590,000	238,000
San Vicente National High School	462,000	729,000	1,191,000	216,000
Sumuroy Agro-Industrial School - Cabatuan NHS Annex	6,931,000	853,000	7,784,000	266,000
Sumuroy Agro-Industrial School - Pangpang Integrated School Annex	6,134,000	639,000	6,773,000
Taylor National High School - Las Navas National High School Annex		552,000	552,000
Veriato National High School	11,340,000	968,000	12,308,000
Victoria National High School (Mawo NHS)	28,421,000	2,195,000	30,616,000
Victoria Senior High School (Stand-Alone)				1,055,000
Vigo National High School	12,495,000	919,000	13,414,000	424,000
Washington National High School	15,381,000	1,029,000	16,410,000	327,000
Zoilo T. Lobos Memorial High School		685,000	685,000	169,000

Division of Ormoc City	199,343,000	20,824,000	220,167,000	14,207,000

Division Office - Proper	3,683,000		3,683,000
Dolores National High School	29,792,000	1,703,000	31,495,000	761,000
Donghol Integrated School	1,726,000	586,000	2,312,000
Gaas Integrated School	1,303,000	489,000	1,792,000
Genaro B. Lureñana National High School	17,941,000	1,371,000	19,312,000	619,000
Genero B. Lureñana National High School (Matica-a National High School Annex)	8,487,000	775,000	9,262,000	254,000
Julian Gantuangco National High School	431,000	734,000	1,165,000	208,000
Lake Danao Integrated School	431,000	356,000	787,000
Lao Integrated School	431,000	440,000	871,000
Liberty Integrated School	431,000	345,000	776,000
Lilo-an National High School	21,295,000	1,702,000	22,997,000	829,000
Linao National High School	27,503,000	1,972,000	29,475,000	1,169,000
Margen National High School	21,650,000	1,694,000	23,344,000	766,000
Mas-in Integrated School	1,736,000	670,000	2,406,000
Monterico Integrated School	431,000	369,000	800,000
New Ormoc City National High School (Ormoc City Night High School Annex)	971,000	470,000	1,441,000	609,000
Nueva Vista Integrated School		335,000	335,000
Ormoc City Regional Sports Academy				1,015,000
Ormoc City Senior High School				4,804,000
Ormoc City SPED Integrated School	863,000	345,000	1,208,000
Pedro G. Bañez National High School	8,458,000	888,000	9,346,000	416,000
Rustico Capahi, Sr. Memorial National High School (Sabang Bao NHS)	11,587,000	703,000	12,290,000	210,000
Salvacion National High School	431,000	849,000	1,280,000
San Antonio Integrated School	1,726,000	685,000	2,411,000
San Isidro Integrated School	431,000	443,000	874,000
Valencia National High School	29,725,000	2,200,000	31,925,000	2,260,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	915
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Valencia National High School (Cabintan Integrated High School)	7,880,000	700,000	8,580,000	287,000

Division of Samar	865,873,000	86,364,000	952,237,000	30,495,000

Division Office - Proper	15,683,000		15,683,000
Almagro National High School	10,097,000	900,000	10,997,000	276,000
Anibongon Integrated School	9,007,000	678,000	9,685,000
Apolonia Integrated School	1,357,000	559,000	1,916,000
Astorga Integrated School	924,000	505,000	1,429,000
Babaclayon Integrated School	1,357,000	399,000	1,756,000
Baclayan National High School	9,590,000	763,000	10,353,000
Bagacay National High School	16,032,000	1,180,000	17,212,000	431,000
Bagacay National High School-Daram National High School Annex	5,803,000	725,000	6,528,000	335,000
Bakhaw National High School	3,824,000	679,000	4,503,000	199,000
Balocawe Integrated School	1,852,000	707,000	2,559,000	193,000
Baquiw National High School	6,259,000	753,000	7,012,000	239,000
Baras National High School	4,880,000	626,000	5,506,000	167,000
Bioso Integrated School	9,475,000	937,000	10,412,000	231,000
Birawan National High School	14,466,000	1,123,000	15,589,000	365,000
Blanca Aurora Integrated School	1,357,000	420,000	1,777,000
Bonga National High School	5,277,000	751,000	6,028,000
Buao Integrated School	431,000	345,000	776,000
Buenavista National High School	19,808,000	1,214,000	21,022,000	482,000
Buenos Aires Integrated School	2,805,000	507,000	3,312,000	155,000
Burgos Integrated School (Burgos National High School)	11,902,000	976,000	12,878,000	489,000
Cabiton-an National High School	5,488,000	685,000	6,173,000	269,000
Cabunga-an Integrated School	4,760,000	645,000	5,405,000	190,000
Calapi National High School	19,829,000	1,454,000	21,283,000	708,000
Camayse Integrated School	863,000	438,000	1,301,000
Caparangasan Integrated School		262,000	262,000
Caranas Integrated School	431,000	385,000	816,000
Casandig National High School	11,608,000	931,000	12,539,000	388,000
Casapa National High School - Jiabong National High School Annex	4,199,000	563,000	4,762,000	217,000
Concord Integrated School	1,294,000	350,000	1,644,000
Costa Rica National High School	8,919,000	957,000	9,876,000	309,000
Curry National High School	431,000	551,000	982,000
Cuyting Uy National High School	4,811,000	1,074,000	5,885,000	243,000
Dampigan National High School	9,529,000	1,201,000	10,730,000
Daram National High School	35,173,000	2,211,000	37,384,000	938,000
Guintarcan National High School	9,397,000	860,000	10,257,000	370,000
Hampton Integrated School		511,000	511,000
Hinangutdan National High School - Sta. Rita National High School Annex	6,375,000	735,000	7,110,000	182,000
Igang-igang Integrated School	431,000	345,000	776,000
Igot National High School	13,513,000	1,019,000	14,532,000	337,000
Inobongan Integrated School	1,294,000	563,000	1,857,000
Jiabong National High School	29,555,000	2,054,000	31,609,000	1,075,000
Kerikite Integrated School	863,000	406,000	1,269,000
Lamingao National High School	4,687,000	681,000	5,368,000	203,000
Lawaan National High School	7,825,000	853,000	8,678,000	279,000
Lokilokon Integrated School	894,000	378,000	1,272,000
Mabini National High School	7,502,000	754,000	8,256,000	180,000
Majacob Integrated School	9,441,000	981,000	10,422,000	327,000
Marabut National High School	16,099,000	1,312,000	17,411,000	598,000
Matalud Integrated School	924,000	390,000	1,314,000
Matuguinao National High School	11,171,000	1,408,000	12,579,000	637,000
Minarog Integrated School	863,000	385,000	1,248,000
Motiong National High School	27,599,000	1,965,000	29,564,000	1,372,000
Mualbual Integrated School	10,219,000	943,000	11,162,000	276,000
Napuro National High School (Sta. Margarita National High School - Napuro Annex)	7,856,000	858,000	8,714,000	314,000
Old San Agustin National High School	9,996,000	887,000	10,883,000	368,000
Osmeña National High School	23,364,000	2,189,000	25,553,000	1,098,000
Pagsanghan National High School	21,604,000	1,633,000	23,237,000	933,000

916	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Parasan National High School	17,891,000	1,115,000	19,006,000	276,000
Parasanon National High School - Pinabacdao National High School Annex	11,270,000	1,054,000	12,324,000	350,000
Patong National High School	3,145,000	744,000	3,889,000
Pequit Integrated School	1,325,000	599,000	1,924,000	155,000
Pinabacdao National High School	5,838,000	648,000	6,486,000	155,000
Piñaplata Integrated School	5,833,000	600,000	6,433,000	223,000
Plaridel National High School	6,042,000	717,000	6,759,000	185,000
Primitivo T. Torrechiva National High School	431,000	578,000	1,009,000	178,000
Ramon T. Diaz Memorial High School (Gandara NHS)	46,618,000	3,018,000	49,636,000	2,460,000
Rizal Integrated School	5,357,000	665,000	6,022,000	214,000
Rosalim Integrated School	1,357,000	448,000	1,805,000
Sabang Integrated School	863,000	368,000	1,231,000
San Andres National High School	9,979,000	1,043,000	11,022,000	350,000
San Fernando National High School - Valeriano C. Yancha Memorial Agricultural School Annex	4,562,000	865,000	5,427,000	330,000
San Isidro National High School - Zumarraga National High School Annex	2,375,000	835,000	3,210,000	335,000
San Jorge National High School	28,107,000	1,869,000	29,976,000	1,113,000
San Jose de Buan National High School	12,325,000	1,255,000	13,580,000	439,000
San Rafael Integrated School	863,000	345,000	1,208,000
San Sebastian National High School	11,626,000	1,178,000	12,804,000	429,000
Sevilla Integrated School	924,000	477,000	1,401,000
Simeon Ocdol National High School	11,949,000	1,030,000	12,979,000	406,000
Sta. Elena Integrated School	863,000	390,000	1,253,000
Sta. Rita National High School	19,608,000	1,334,000	20,942,000	690,000
Sto. Niño Integrated School		473,000	473,000
Sto. Niño National High School	15,325,000	1,341,000	16,666,000	596,000
Sua National High School	8,774,000	1,178,000	9,952,000	548,000
Tagapul-an National High School	12,181,000	1,006,000	13,187,000	266,000
Talalora National High School	22,399,000	1,886,000	24,285,000	1,058,000
Tarangnan National High School - Oeste Annex	9,936,000	995,000	10,931,000	401,000
Tatabunan Integrated School	1,726,000	526,000	2,252,000
Tenani Integrated National High School	7,256,000	688,000	7,944,000
Tingib Integrated School		305,000	305,000
Tizon National High School	4,512,000	863,000	5,375,000
Tominamos Integrated School	33,316,000	2,287,000	35,603,000	1,714,000
Villahermosa Integrated School	1,788,000	703,000	2,491,000
Villahermosa National High School	11,927,000	853,000	12,780,000	321,000
Villareal National High School	28,423,000	2,193,000	30,616,000	1,349,000
Zumarraga National High School	18,166,000	1,328,000	19,494,000	581,000

Division of Southern Leyte	611,842,000	57,437,000	669,279,000	27,762,000

Division Office - Proper	10,864,000		10,864,000
Anahawan Vocational High School	8,971,000	1,069,000	10,040,000	279,000
Beniton Integrated School	1,294,000	522,000	1,816,000
Bontoc National High School	25,194,000	2,397,000	27,591,000	877,000
Buenavista Integrated School	863,000	386,000	1,249,000
Canipaan National High School	19,096,000	1,467,000	20,563,000	730,000
Canipaan National High School - Hinunangan Annex	24,437,000	1,555,000	25,992,000	1,217,000
Catmon Integrated School	2,589,000	705,000	3,294,000
Concepcion National High School	11,240,000	819,000	12,059,000	234,000
Consolacion National High School	14,794,000	1,112,000	15,906,000	614,000
Divisoria National High School	9,120,000	864,000	9,984,000	304,000
Don Agustin F. Escano National High School	14,393,000	1,323,000	15,716,000	662,000
Esperanza National High School	5,093,000	637,000	5,730,000	200,000
Estela National High School	9,466,000	864,000	10,330,000	512,000
Higatungan National High School	16,517,000	1,036,000	17,553,000	413,000
Hilaan National High School	12,476,000	1,055,000	13,531,000	355,000
Himay-angan National High School	15,368,000	1,205,000	16,573,000	604,000
Himbangan National High School	21,365,000	1,526,000	22,891,000	586,000
Hitawos Integrated School	863,000	417,000	1,280,000
Ichon National High School	24,235,000	2,091,000	26,326,000	1,400,000
Kahupian Integrated School	2,282,000	589,000	2,871,000	218,000
Katipunan National High School	4,904,000	661,000	5,565,000	224,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	917
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Libagon National High School	9,487,000	1,056,000	10,543,000	467,000
Libas National High School	8,738,000	730,000	9,468,000	314,000
Liloan National Technical Vocational High School	24,454,000	2,459,000	26,913,000	1,621,000
Limasawa National High School	10,568,000	1,275,000	11,843,000	563,000
Lungsodaan National High School	20,959,000	1,943,000	22,902,000	1,161,000
Malitbog National High School	3,514,000	1,013,000	4,527,000	444,000
Marayag National High School	506,000	942,000	1,448,000	436,000
Mercedes National High School	17,555,000	788,000	18,343,000	200,000
Nahaong National High School	12,685,000	1,533,000	14,218,000	936,000
Nava National High School	8,862,000	773,000	9,635,000	210,000
New Guinsaugon National High School	16,565,000	1,247,000	17,812,000	553,000
Padre Burgos National Technical Vocational High School	6,312,000	717,000	7,029,000	212,000
Paku National High School	12,488,000	1,386,000	13,874,000	799,000
Pintuyan National High School	9,691,000	998,000	10,689,000	416,000
Pinut-an National High School	6,036,000	779,000	6,815,000	228,000
Rizal National High School	4,995,000	677,000	5,672,000	413,000
San Francisco National High School		500,000	500,000
San Isidro National High School, Sogod	3,423,000	812,000	4,235,000
San Isidro National High School, Tomas Oppus	13,353,000	1,060,000	14,413,000	337,000
San Juan National High School	31,220,000	2,658,000	33,878,000	1,803,000
San Pablo Integrated School		335,000	335,000
San Ricardo National High School	10,563,000	958,000	11,521,000	264,000
San Roque National High School	11,459,000	1,086,000	12,545,000	363,000
Saub Integrated School	863,000	490,000	1,353,000	155,000
Sogod National High School	58,818,000	4,109,000	62,927,000	4,255,000
Sta. Cruz National High School	21,592,000	1,572,000	23,164,000	814,000
Sta. Paz National High School	11,344,000	1,051,000	12,395,000	436,000
Sto. Niño National High School	3,021,000	562,000	3,583,000
Tambis National High School	17,347,000	1,628,000	18,975,000	933,000

Division of Tacloban City	84,889,000	8,606,000	93,495,000	4,105,000

Division Office - Proper	1,701,000		1,701,000
Anibong Night High School	6,636,000		6,636,000
Cirilo Roy Montejo National High School - Night High School	4,100,000		4,100,000
Greendale Residences Integrated School	3,641,000	466,000	4,107,000
Guadalupe Heights Integrated School	6,254,000	835,000	7,089,000	289,000
Kapuso Village Integrated School	1,303,000	828,000	2,131,000
Lorenzo Daa Integrated Memorial School	6,986,000	718,000	7,704,000	177,000
North Hill Arbours Integrated School	6,160,000	787,000	6,947,000
Northern Tacloban City National High School	23,698,000	1,751,000	25,449,000	1,818,000
Ridge View Park Integrated School	4,095,000	1,058,000	5,153,000
San Jose National High School - Night High School	5,377,000		5,377,000
Scandinavian National High School	9,350,000	909,000	10,259,000	393,000
Sto. Nino Senior High School				1,050,000
V & G National High School	5,588,000	1,254,000	6,842,000	378,000

Region IX - Zamboanga Peninsula	3,133,388,000	373,970,000	3,507,358,000	146,659,000

Division of Dapitan City	102,880,000	11,174,000	114,054,000	3,471,000

Division Office - Proper	1,796,000		1,796,000
Aliguay Integrated School	1,294,000	392,000	1,686,000	155,000
Aseniero National High School	11,018,000	1,005,000	12,023,000	330,000
Barcelona National High School	10,252,000	726,000	10,978,000	254,000
Baylimango National High School	13,506,000	898,000	14,404,000	383,000
Dakak National High School (Baylimango NHS Annex)	10,194,000	1,105,000	11,299,000	477,000
Dampalan Secondary School		565,000	565,000
Guimputlan Integrated School	1,294,000	377,000	1,671,000
Kauswagan Integrated School	3,454,000	518,000	3,972,000	155,000
Oro National High School	5,516,000	665,000	6,181,000	185,000
Potungan National High School	16,498,000	1,281,000	17,779,000	578,000
San Pedro Integrated School	1,294,000	394,000	1,688,000
Selinog Integrated School	1,303,000	345,000	1,648,000
Sigayan Secondary School		526,000	526,000
Sulangon National High School	21,441,000	1,549,000	22,990,000	954,000
Talisay Integrated School	4,020,000	828,000	4,848,000

918	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

Division of Dipolog City	47,450,000	9,699,000	57,149,000	5,330,000

Division Office - Proper	945,000		945,000
Cayasan Integrated School		335,000	335,000
Cogon National High School	13,158,000	1,154,000	14,312,000	637,000
Gulayon Integrated School	10,094,000	850,000	10,944,000	155,000
Miputak National High School	7,665,000	1,271,000	8,936,000
Pamansalan Eco-Tech High School	3,954,000	647,000	4,601,000	241,000
Sinaman Integrated School	1,739,000	482,000	2,221,000	155,000
Sta. Filomena Integrated School	2,719,000	795,000	3,514,000
Tubod Integrated School	1,797,000	510,000	2,307,000
Upper Dicayas Integrated School	5,379,000	595,000	5,974,000	155,000
Zamboanga del Norte National High School - Turno		3,060,000	3,060,000	3,987,000

Division of Isabela City	86,700,000	11,261,000	97,961,000	3,534,000

Division Office - Proper	1,701,000		1,701,000
Badjao Floating Integrated School	863,000	545,000	1,408,000
Baluno National High School	7,582,000	852,000	8,434,000	309,000
Basilan National High School - Night	1,294,000	485,000	1,779,000	454,000
Calvario Peak National High School	6,245,000	817,000	7,062,000	279,000
Caro National High School	3,116,000	617,000	3,733,000	173,000
Geras Integrated School	10,864,000	1,332,000	12,196,000	340,000
Isabela City National High School	13,346,000	1,231,000	14,577,000	429,000
Ismael Integrated School	1,294,000	409,000	1,703,000	155,000
Kumalarang National High School	6,938,000	710,000	7,648,000	156,000
Lampinigan National High School	431,000	623,000	1,054,000	182,000
Malamawi National High School	21,864,000	2,289,000	24,153,000	773,000
Panigayan Integrated School		422,000	422,000
Tandung Ahas National High School	11,162,000	929,000	12,091,000	284,000

Division of Pagadian City	132,755,000	16,075,000	148,830,000	3,937,000

Division Office - Proper	2,454,000		2,454,000
Bogo Integrated School	988,000	345,000	1,333,000
Bulatok Integrated School	2,733,000	762,000	3,495,000	155,000
Bulawan Integrated School	431,000	345,000	776,000
Co Tek Chun National Trade School	14,385,000	1,214,000	15,599,000	637,000
Ditoray National High School	5,314,000	622,000	5,936,000	178,000
Dominador A. Yocogo, Sr. Integrated School	863,000	345,000	1,208,000
Dumalian Integrated School	431,000	345,000	776,000
Francisco P. Consolacion National High School	10,149,000	915,000	11,064,000	368,000
Gubang Integrated School	924,000	353,000	1,277,000
Kagawasan Integrated School	924,000	345,000	1,269,000
Kalasan Integrated School	866,000	345,000	1,211,000
La Suerte Integrated School	863,000	345,000	1,208,000
Lison Valley National High School	7,214,000	816,000	8,030,000	294,000
Lourdes National High School	5,448,000	630,000	6,078,000	190,000
Manga National High School	8,892,000	697,000	9,589,000	254,000
Norberta Guillar Memorial National High School (Napolan National High School Norbeta Guillar Memorial School Extension)	9,392,000	1,058,000	10,450,000	223,000
Otto Lingue National High School	6,847,000	648,000	7,495,000	252,000
Pagadian City Science High School	9,640,000	1,011,000	10,651,000	921,000
Poloyagan Integrated School	930,000	455,000	1,385,000
San Pedro National High School	10,554,000	1,203,000	11,757,000	155,000
Sta. Lucia National High School	26,777,000	1,767,000	28,544,000	155,000
Tomas Sagun Integrated School	431,000	549,000	980,000
Tulangan Integrated School	863,000	345,000	1,208,000
Tulawas Integrated School	4,442,000	615,000	5,057,000	155,000

Division of Zamboanga City	369,717,000	40,565,000	410,282,000	32,339,000

Division Office - Proper	7,084,000		7,084,000
Baliwasan Senior High School - Stand-Alone				8,430,000
Bolong National High School	12,389,000	1,049,000	13,438,000	530,000
Buenavista Integrated School	4,779,000	936,000	5,715,000	223,000
Bunguiao National High School	15,380,000	1,325,000	16,705,000	555,000
Cabaluay National High School	11,993,000	1,160,000	13,153,000	604,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	919
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Canelar Integrated School	863,000	1,098,000	1,961,000
Capisan National High School	4,025,000	683,000	4,708,000	271,000
Don Pablo A. Lorenzo Memorial Senior High School				5,057,000
Enerdino C. Coronel - Baluno National High School	4,615,000	750,000	5,365,000	182,000
Lamisahan National High School	431,000	663,000	1,094,000
Landang Gua National High School	3,219,000	1,076,000	4,295,000	614,000
Limaong National High School	9,234,000	1,031,000	10,265,000	484,000
Limpapa National High School	11,139,000	1,146,000	12,285,000	436,000
Lubigan National High School - Curuan Annex	2,167,000	875,000	3,042,000	347,000
Mampang National High School	431,000	2,010,000	2,441,000
Manalipa Integrated School	1,739,000	555,000	2,294,000	208,000
Mangusu Integrated School	6,662,000	837,000	7,499,000	287,000
Pasobolong Integrated School	431,000	685,000	1,116,000
Pasonanca National High School	28,146,000	2,282,000	30,428,000	1,139,000
Ramon Enriquez High School (Don Ramon Enriquez Memorial NHS - Labuan NHS)	34,610,000	2,683,000	37,293,000	3,008,000
Recodo National High School	24,808,000	1,909,000	26,717,000	1,529,000
San Roque National High School	16,376,000	1,246,000	17,622,000	522,000
Sangali National High School	29,056,000	2,579,000	31,635,000	2,130,000
Sibuktok National High School		527,000	527,000
Sibulao National High School	6,582,000	828,000	7,410,000	281,000
Sinoropan National High School	866,000	740,000	1,606,000	155,000
Sinubong National High School	8,753,000	937,000	9,690,000	312,000
Sinunuc National High School	27,692,000	2,153,000	29,845,000	839,000
Tagasilay National High School	12,622,000	1,048,000	13,670,000	543,000
Talisayan National High School	22,893,000	1,843,000	24,736,000	1,265,000
Tictapul National High School	15,598,000	1,223,000	16,821,000	631,000
Tigtabon National High School	431,000	762,000	1,193,000
Tolosa National High School	9,680,000	916,000	10,596,000	297,000
Tuan Datu Hadji Abdullah Nuño Memorial Integrated School	22,597,000	1,389,000	23,986,000	725,000
Tulungatung National High School	12,426,000	1,621,000	14,047,000	735,000

Division of Zamboanga del Norte	651,783,000	99,205,000	750,988,000	35,264,000

Division Office - Proper	12,281,000		12,281,000
Alam Mudja Sai National High School	3,991,000	730,000	4,721,000	287,000
Apolonio Molina Integrated School		383,000	383,000
Bacong National High School	10,196,000	1,015,000	11,211,000	472,000
Balakan National High School	8,132,000	884,000	9,016,000	327,000
Balas National High School	10,104,000	1,156,000	11,260,000	312,000
Baliguian National High School	13,509,000	1,535,000	15,044,000	926,000
Banuangan Integrated School		464,000	464,000
Bartolome C. Lira, Sr. National High School (Maras National High School)	12,438,000	1,304,000	13,742,000	401,000
Bartolome C. Lira, Sr. National High School (Maras National High School) - Siasin Extension	498,000	565,000	1,063,000
Basagan National High School (Katipunan National High School - Basagan Annex)	2,781,000	727,000	3,508,000	186,000
Batayan National High School (Kalawit National High School - Batayan Annex)	4,137,000	728,000	4,865,000	236,000
Bethlehem Integrated School		335,000	335,000
Binoni National High School (Salug National High School - Binoni Extension)	7,425,000	781,000	8,206,000	378,000
Bitoon Integrated School		363,000	363,000
Bucana Integrated School		454,000	454,000
Bulawan Integrated School	7,880,000	814,000	8,694,000	274,000
C. Callao Integrated School		365,000	365,000
Canatuan National High School (Siocon National High School - Canatuan Annex)	4,088,000	666,000	4,754,000	223,000
Canuto Enerio National High School	943,000	732,000	1,675,000	238,000
Cawit-Cawit National High School		778,000	778,000	271,000
Celestino T. Montaño, Sr. National High School		622,000	622,000
Compra National High School (Liloy National High School - Compra Annex)	17,836,000	1,455,000	19,291,000	855,000
Dabiak National High School		613,000	613,000
Dacon National High School	1,391,000	814,000	2,205,000	294,000

920	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Daniel Maing Integrated School		345,000	345,000
Dansalan Integrated School		357,000	357,000
Datagan National High School		570,000	570,000
Dilawa National High School	6,103,000	726,000	6,829,000	220,000
Dinasan National High School	12,397,000	1,167,000	13,564,000	418,000
Diongan National High School	5,578,000	992,000	6,570,000	170,000
Disakan National High School (Bartolome Aripal Memorial National High School - Upper Disakan)	13,085,000	1,097,000	14,182,000	353,000
Don Jose Aguirre National High School (Villaramos National High School - Don J. Aguirre Extension)	8,737,000	863,000	9,600,000	340,000
Don Teotimo Z. Ochotorena National High School	6,889,000	654,000	7,543,000	161,000
Doña Natividad L. Macias Integrated School	4,455,000	494,000	4,949,000	185,000
Dumalogdog National High School	11,707,000	1,073,000	12,780,000	515,000
Feliciano Castillo National High School		597,000	597,000	393,000
Felipe Cadavedo Integrated School		366,000	366,000
Galingon National High School	1,535,000	687,000	2,222,000
Gatas National High School (Kalawit National High School - Gatas Extension)	5,289,000	706,000	5,995,000	236,000
Godod National High School	18,402,000	1,385,000	19,787,000	578,000
Gunyan National High School (Siayan National High School - Gunyan Annex)	6,188,000	990,000	7,178,000	446,000
Gutalac National High School - Mamawan Annex	988,000	721,000	1,709,000	209,000
Gutalac National High School Extension - Panganuran		694,000	694,000	172,000
Gutalac National High School Extension - San Juan		736,000	736,000	188,000
Gutalac National High School Extension - Tipan		688,000	688,000	157,000
Gutalac Senior High School				2,912,000
Head Tipan Integrated School		335,000	335,000
Ilihan National High School		769,000	769,000
Immaculada Integrated School		361,000	361,000
Kalawit National High School	25,309,000	1,513,000	26,822,000	708,000
Kalawit National High School Extension - Paraiso		565,000	565,000	155,000
Kanim National High School	12,707,000	904,000	13,611,000	284,000
Kayok Integrated School		433,000	433,000
La Libertad National High School	12,884,000	1,218,000	14,102,000	583,000
La Union Integrated School		469,000	469,000	155,000
Labason Integrated School		1,042,000	1,042,000	155,000
Lapero National High School (Dinasan National High School - Lapero Extension)	1,739,000	641,000	2,380,000	189,000
Lintangan Integrated School	863,000	472,000	1,335,000
Lipakan National High School (Langatian National High School Extension - Lipakan)	2,715,000	633,000	3,348,000	179,000
Lunday National High School	988,000	626,000	1,614,000
Maharadja Asim Integrated School		354,000	354,000
Makiang National High School		591,000	591,000
Malayal National High School	15,980,000	1,401,000	17,381,000	1,019,000
Malintuboan National High School	5,605,000	770,000	6,375,000	236,000
Mambong Integrated School		345,000	345,000
Manawan National High School	14,360,000	1,291,000	15,651,000	522,000
Mangilay National High School	5,927,000	695,000	6,622,000
Manukan National High School (Serongan Annex)	3,062,000	750,000	3,812,000	193,000
Marupay National High School	12,005,000	756,000	12,761,000	254,000
Matam National High School	5,537,000	654,000	6,191,000	174,000
Matias C. Ranillo National High School		586,000	586,000	327,000
Mauricio V. Landingin Integrated School		980,000	980,000	424,000
Moliton National High School (Marupay National High School - Moliton Extension)	1,934,000	994,000	2,928,000	365,000
Molos Integrated School	2,589,000	382,000	2,971,000
Motibot Integrated School		335,000	335,000
Moyo Integrated School		335,000	335,000
Mutia National High School	20,756,000	1,529,000	22,285,000	748,000
Mutia National High School - Tubak Annex	2,261,000	643,000	2,904,000
Mutia National High School Extension - Alvenda	434,000	632,000	1,066,000	325,000
Nasibac Integrated School		335,000	335,000
Nato Integrated School		424,000	424,000
New Dapitan National High School	1,930,000	599,000	2,529,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	921
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Palandok National High School	462,000	711,000	1,173,000	345,000
Paranglumba Integrated School		370,000	370,000
Patawag National High School		559,000	559,000
Pedro Torio Integrated School		348,000	348,000
Pianon National High School	4,645,000	781,000	5,426,000	256,000
Piñalan Integrated School		379,000	379,000
Pitawe Integrated School	2,240,000	427,000	2,667,000
Polanco National High School - Isis Extension	1,997,000	812,000	2,809,000	304,000
Polanco National High School Extension - Lingasad	1,930,000	859,000	2,789,000	188,000
Ponot National High School	21,209,000	2,287,000	23,496,000	1,344,000
Raba National High School	1,930,000	999,000	2,929,000	383,000
Ramon Magsaysay National High School	2,494,000	706,000	3,200,000
Rizal National High School (Rizal A. I. National High School)	14,486,000	1,570,000	16,056,000	915,000
Saluyong National High School	5,133,000	763,000	5,896,000	307,000
San Isidro National High School	5,121,000	682,000	5,803,000	218,000
San Jose National High School	4,180,000	720,000	4,900,000	204,000
San Pedro Integrated School		335,000	335,000
San Pedro National High School	9,666,000	920,000	10,586,000	345,000
Sas Integrated School		404,000	404,000
Sawang National High School (Kanim National High School - Sawang Annex)	3,664,000	620,000	4,284,000	251,000
Sebaca National High School	8,440,000	866,000	9,306,000	261,000
Seres National High School	6,542,000	671,000	7,213,000	259,000
Sergio Osmeña National High School - Bagong Baguio Extension	1,328,000	681,000	2,009,000	159,000
Sergio Osmeña National High School Extension - Marapong	3,334,000	913,000	4,247,000	380,000
Seroan Integrated School		409,000	409,000
Sianan National High School	4,224,000	638,000	4,862,000	214,000
Sianib National High School	4,862,000	689,000	5,551,000	155,000
Siari John Roemer Memorial National High School (Siari National High School)	26,459,000	1,968,000	28,427,000	1,443,000
Siay Integrated School	9,535,000	903,000	10,438,000	307,000
Siayan National High School	25,239,000	1,835,000	27,074,000	670,000
Sibuco National High School	27,307,000	2,115,000	29,422,000	1,225,000
Sibuco National High School - Pangian Annex	1,785,000	622,000	2,407,000
Silawe National High School (Polanco National High School - Silawe NHS Annex)	6,103,000	753,000	6,856,000	264,000
Sinuyak National High School	1,889,000	682,000	2,571,000	230,000
Sirawai National High School	34,585,000	2,645,000	37,230,000	1,674,000
Sirawai National High School - Piacan Annex	2,272,000		2,272,000
Sitog National High School (Katipunan National High School - Sitog Annex)	4,215,000	811,000	5,026,000	177,000
Situbo National High School	3,297,000	658,000	3,955,000	241,000
Sta. Maria National High School (Siocon National High School - Sta. Maria Annex)	6,741,000	966,000	7,707,000	451,000
Talinga National High School	8,383,000	967,000	9,350,000	393,000
Teresita Integrated School		477,000	477,000
Tinaplan Integrated School	431,000	697,000	1,128,000	155,000
Tininggaan National High School	1,855,000	512,000	2,367,000
Tinuyop National High School	1,433,000	618,000	2,051,000	254,000
Tugop National High School	1,396,000	744,000	2,140,000	220,000
Ubay National High School - Patawag Extension		595,000	595,000	214,000
Villaramos National High School	12,403,000	965,000	13,368,000	530,000

Division of Zamboanga del Sur	1,104,093,000	124,014,000	1,228,107,000	39,615,000

Division Office - Proper	20,786,000		20,786,000
Antonio National High School	16,348,000	1,595,000	17,943,000	540,000
Aurora National High School	42,643,000	2,585,000	45,228,000	2,133,000
Baganian National High School	13,544,000	1,305,000	14,849,000	441,000
Bag-ong Baroy Integrated School		359,000	359,000
Bag-ong Kahayag National High School	3,275,000	600,000	3,875,000	322,000
Bag-ong Kauswagan National High School (Tambulig NHS - Bag-ong Kauswagan Extension)	1,366,000	576,000	1,942,000	158,000
Balintawak National High School	10,746,000	719,000	11,465,000	232,000
Balukbahan National High School	5,828,000	676,000	6,504,000
Baluno National High School		563,000	563,000

922	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Betinan National High School	15,614,000	1,785,000	17,399,000	1,080,000
Bibilik National High School (Rebokon Agricultural Vocational High School - Bibilik Extension)	8,494,000	710,000	9,204,000	281,000
Binuay National High School	6,375,000	859,000	7,234,000	353,000
Bobuan National High School	8,602,000	951,000	9,553,000	256,000
Bogayo National High School	5,762,000	637,000	6,399,000
Bogo Calabat Integrated School	3,231,000	547,000	3,778,000	155,000
Bokong National High School	12,952,000	764,000	13,716,000	172,000
Bokong National High School - Tabak NHS Annex	447,000	762,000	1,209,000
Boniao National High School (Mahayag National High School - Boniao Annex)	4,821,000	957,000	5,778,000	345,000
Buburay National High School	12,185,000	868,000	13,053,000
Bulawan National High School (Lapuyan National High School - Bulawan Extension Class)	10,399,000	805,000	11,204,000	172,000
Buloron National High School		794,000	794,000	175,000
Bululawan National High School	6,569,000	629,000	7,198,000
Calube Integrated School		335,000	335,000
Camalig National High School (Dumalinao National High School - Camalig Extension)		533,000	533,000
Cogon National High School	11,003,000	1,017,000	12,020,000	375,000
Cogonan Integrated School	2,719,000	483,000	3,202,000
Concepcion National High School	15,506,000	857,000	16,363,000	223,000
Concepcion National High School - Tultolan Extension	896,000	617,000	1,513,000
Culabay National High School	10,463,000	1,454,000	11,917,000	675,000
Dagum Integrated School		335,000	335,000
Damit National High School	889,000	700,000	1,589,000	213,000
Daniel C. Mantos National High School	1,490,000	841,000	2,331,000	195,000
Dao-an National High School	4,273,000	638,000	4,911,000	177,000
Dawa National High School (Leonardo National High School - Dawa Annex)	492,000	546,000	1,038,000	210,000
Depase National High School		566,000	566,000	212,000
Digon National High School	3,484,000	595,000	4,079,000
Diosdado Macapagal Memorial National High School	5,806,000	641,000	6,447,000
Dulop National High School	46,782,000	1,736,000	48,518,000	477,000
Dulop National High School - Bag-ong Valencia Extension	3,364,000	1,033,000	4,397,000	370,000
Dumalinao National High School	27,857,000	1,689,000	29,546,000	933,000
Dumingag National High School (Dulop National High School - Dulop (Dumingag NHS Annex))	68,399,000	4,315,000	72,714,000
Dumingag Senior High School				3,036,000
Eleuterio P. Bacaltos Integrated School		345,000	345,000
Esperanza Switch National High School (Esperanza NHS)	13,752,000	1,235,000	14,987,000	388,000
Eugenio Andrin National High School	12,604,000	1,122,000	13,726,000	259,000
Fatima National High School (Legarda Dos National High School - Fatima Extension)	447,000	673,000	1,120,000	267,000
Francisco A. Relacion Senior High School		722,000	722,000	342,000
Gawil Integrated School		335,000	335,000
Glab Integrated School	863,000	362,000	1,225,000
Golictop National High School (Midsalip National HS - Golictop Extension)	3,878,000	733,000	4,611,000	187,000
Gubaan National High School (Commonwealth National High School - Gubaan Annex)	1,490,000	661,000	2,151,000
Guinicolalay National High School	5,145,000	700,000	5,845,000	264,000
Guinicolalay National High School - Tarakan Extension	5,141,000	567,000	5,708,000
Guipos National High School (J. Cerilles)	22,122,000	2,113,000	24,235,000	1,324,000
Guling National High School	8,471,000	806,000	9,277,000	155,000
Ignacio Garrata National High School (Dinas National High School - Ignacio Garrata Annex)	1,916,000	587,000	2,503,000
Juan Lumosad Memorial National High School	11,194,000	655,000	11,849,000
Judge Edmundo S. Pinga National High School	9,464,000	1,028,000	10,492,000	289,000
Kalian National High School	16,280,000	1,649,000	17,929,000	1,060,000
Karpok National High School		674,000	674,000
Kauswagan National High School (Commonwealth National High School - Kauswagan NHS)	2,794,000	739,000	3,533,000
Kumalarang National High School	27,860,000	2,182,000	30,042,000	1,141,000
Lababgon Subanen Agricultural National High School		564,000	564,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	923
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Langapod Integrated School	2,662,000	1,096,000	3,758,000
Lantungan National High School	8,098,000	780,000	8,878,000	246,000
Laperian National High School	10,352,000	1,104,000	11,456,000	317,000
Lapuyan National High School - Maralag Extension		527,000	527,000
Laureano Salusod National High School	15,552,000	1,521,000	17,073,000	1,281,000
Legarda Dos National High School (Legarda NHS)	15,626,000	1,122,000	16,748,000	335,000
Leonardo National High School	17,646,000	1,693,000	19,339,000	687,000
Liba National High School		576,000	576,000
Libayoy National High School	6,427,000	770,000	7,197,000	166,000
Libertad National High School	10,363,000	806,000	11,169,000	223,000
Lintugop National High School	2,225,000	757,000	2,982,000	163,000
Litapan Integrated School		335,000	335,000
Locuban National High School	7,075,000	715,000	7,790,000	155,000
Lunib Integrated School	863,000	366,000	1,229,000
Ma. Clara Lobregat National High School	3,174,000	738,000	3,912,000	195,000
Maestro Cornelio Minor National High School	9,131,000	1,235,000	10,366,000	418,000
Malim National High School	5,617,000	696,000	6,313,000	155,000
Maruing National High School	10,967,000	940,000	11,907,000	365,000
Matalang National High School	8,472,000	889,000	9,361,000	188,000
Mecolong National High School	5,231,000	660,000	5,891,000	155,000
Midsalip National High School	39,084,000	2,984,000	42,068,000	1,775,000
Mohammad Ali Dimaporo Integrated School		345,000	345,000
Monte Alegre National High School	4,132,000	665,000	4,797,000	155,000
Navalan National High School	14,994,000	1,433,000	16,427,000
New Labangan National High School	19,282,000	1,389,000	20,671,000	530,000
Nilo National High School	12,189,000	1,230,000	13,419,000	413,000
Nuboran Integrated School	431,000	422,000	853,000
Old Mirapao National High School (Guinicolalay National High School - Old Mirapao Extension)	4,747,000	586,000	5,333,000	179,000
Panubigan National High School	11,053,000	1,039,000	12,092,000	320,000
Paquito S. Yu Memorial National High School (Dulop National High School - Lower Timonan Extension)	434,000	635,000	1,069,000
Paraiso National High School (Panagaan National High School - Lactayan NHS)		529,000	529,000
Parasan National High School (Simata National High School - Parasan Annex)	7,201,000	857,000	8,058,000	155,000
Paulino Dari National High School	20,299,000	1,798,000	22,097,000	571,000
Paulino Dari National High School - Punta Flecha Extension	4,428,000	610,000	5,038,000
Payag National High School	8,310,000	686,000	8,996,000	179,000
Picanan National High School	11,874,000	1,022,000	12,896,000	195,000
Pisompongan Integrated School		592,000	592,000
Poblacion Comprehensive National High School	15,113,000	1,448,000	16,561,000	1,075,000
Pongapong National High School (San Pablo National High School - Pongapong Extension)	3,116,000	640,000	3,756,000
Potenciano Solon Bandolon Memorial National High School (San Carlos National HS - Taguio Extension)	492,000	923,000	1,415,000	210,000
Proper Dimaya National High School	7,762,000	873,000	8,635,000	299,000
Rebokon Agricultural Vocational High School (Rebokon NHS)	13,788,000	1,539,000	15,327,000	598,000
Sagacad National High School	6,583,000	737,000	7,320,000	258,000
Sagucan National High School	7,460,000	748,000	8,208,000	193,000
Salagmanok National High School (Kumalarang NHS - Salagmanok Extension)		595,000	595,000
Saloagan National High School (Salauwagan NHS)	6,125,000	723,000	6,848,000	172,000
San Jose National High School	16,459,000	1,082,000	17,541,000	449,000
San Pablo National High School	16,581,000	1,492,000	18,073,000	1,106,000
San Pablo National High School - Sacbulan Extension		574,000	574,000
Sapa Anding Agricultural Vocational Technical School (Sapa Anding National High School)	15,422,000	1,017,000	16,439,000	487,000
Sapa Anding National High School - R. Magsaysay Extension	7,247,000	1,359,000	8,606,000	763,000
Sikatuna National High School	4,402,000	617,000	5,019,000
Simata National High School	9,566,000	893,000	10,459,000	256,000
Sominot (DMMNHS) National High School	21,252,000	2,098,000	23,350,000	885,000
Subanen Agricultural National High School	5,733,000	673,000	6,406,000	155,000
Sumalig National High School (Tambulig (Echanca) National High School - Sumalig Annex)	2,812,000	727,000	3,539,000	155,000

924	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Sumpot Integrated School		335,000	335,000
Supon National High School		584,000	584,000
Tabina National High School (Culabay National High School - Tabina Annex)	23,499,000	1,661,000	25,160,000	566,000
Tabuan National High School	10,062,000	723,000	10,785,000
Tambulig National High School - Lower Tiparak	1,439,000	805,000	2,244,000	170,000
Tandubuay National High School	5,626,000	652,000	6,278,000
Tawagan Norte National High School (Tawagan NHS)	4,893,000	711,000	5,604,000
Teniapan National High School	5,972,000	649,000	6,621,000	199,000
Tigbao National High School	9,611,000	1,073,000	10,684,000	314,000
Tiguha National High School	443,000	707,000	1,150,000	281,000
Tina National High School	2,249,000	661,000	2,910,000	155,000
Tinggabulong National High School (Buburay National High School - Tinggabulong Extension)		568,000	568,000
Toribio Minor National High School	18,343,000	1,717,000	20,060,000	1,177,000
Tukuran Technical Vocational High School - Baclay Extension	431,000	675,000	1,106,000
Upper Dimorok Integrated School		335,000	335,000
Upper Panikian Integrated School		345,000	345,000
Vicenta C. Enerio National High School	6,842,000	941,000	7,783,000	429,000
Zamboanga Del Sur School for Arts		537,000	537,000	155,000

Division of Zamboanga Sibugay	638,010,000	61,977,000	699,987,000	23,169,000

Division Office - Proper	11,903,000		11,903,000
Bacalan National High School (Pangi National High School - Bacalan Annex)	8,172,000	743,000	8,915,000	155,000
Baga National High School	7,222,000	740,000	7,962,000
Balagon Integrated School		335,000	335,000
Balangao National High School (Diplahan National High School - Balangao High School)	6,157,000	695,000	6,852,000
Balungisan National High School	10,758,000	1,078,000	11,836,000	439,000
Bangco Integrated School		335,000	335,000
Basalem National High School	7,010,000	765,000	7,775,000	166,000
Bulawan National High School	16,984,000	1,502,000	18,486,000	824,000
Buug National High School	22,017,000	2,048,000	24,065,000	1,448,000
Camanga National High School	8,810,000	854,000	9,664,000	385,000
Catituan National High School (Malangas National High School - Catituan Annex)	9,761,000	968,000	10,729,000	383,000
Coloran Integrated School		335,000	335,000
Dalama National High School (Payao National High School - Dalama Annex)	5,648,000	683,000	6,331,000	200,000
Dawa-Dawa National High School (Alicia NHS - Dawa-Dawa NHS Annex)	13,499,000	1,276,000	14,775,000	680,000
Del Monte National High School (Diplahan National High School - Del Monte Annex)	17,125,000	1,428,000	18,553,000	517,000
Dionisio Lopez, Sr. National High School	7,122,000	712,000	7,834,000	210,000
Ditay National High School	5,410,000	720,000	6,130,000	915,000
Gango National High School	9,676,000	894,000	10,570,000	388,000
Gaulan National High School (Diplahan National High School - Gaulan Annex)	4,730,000	673,000	5,403,000
Guinoman National High School	9,000,000	969,000	9,969,000
Guintolan National High School	12,661,000	1,113,000	13,774,000	581,000
Guintoloan National High School (Santa Clara National High School - Guintoloan Annex)	5,918,000	694,000	6,612,000
Kabasalan Science and Technology High School	15,740,000	1,136,000	16,876,000	976,000
Kasigpitan National High School (Talusan National High School - Kasigpitan Annex)	3,147,000	535,000	3,682,000
Kawayan National High School	14,399,000	1,134,000	15,533,000	522,000
Kipit National High School	6,462,000	672,000	7,134,000
Kitabog National High School	8,718,000	818,000	9,536,000	188,000
La Dicha National High School	10,336,000	974,000	11,310,000
Laih Batu National High School	13,063,000	898,000	13,961,000	474,000
Lali Alam Integrated School	1,743,000	442,000	2,185,000
Langon National High School	7,524,000	806,000	8,330,000	297,000
Laparay National High School	8,730,000	991,000	9,721,000	330,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	925
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Lindang National High School (Diplahan National High School - Lindang Annex)	3,684,000	598,000	4,282,000
Lutiman National High School (Alicia NHS - Lutiman NHS Annex)	8,489,000	794,000	9,283,000	221,000
Mabuhay Agro-Industrial High School (Mabuhay Agri-Fisheries School)	14,964,000	1,689,000	16,653,000	763,000
Mabuhay National High School	18,693,000	1,686,000	20,379,000	1,243,000
Magdaup National High School	11,083,000	958,000	12,041,000	238,000
Makilas National High School	23,554,000	1,418,000	24,972,000	434,000
Malagandis National High School	7,704,000	798,000	8,502,000	261,000
Malubal National High School (Surabay National High School - Malubal Annex)	11,864,000	1,141,000	13,005,000	522,000
Marcelo Baquial, Sr. National High School				1,124,000
Milagrosa National High School	7,395,000	789,000	8,184,000	178,000
Minsulao National High School	9,259,000	812,000	10,071,000	368,000
Monching National High School (Siay National High School - Monching Annex)	9,593,000	950,000	10,543,000	320,000
Nanan National High School	7,457,000	717,000	8,174,000	155,000
Natan National High School	13,262,000	1,037,000	14,299,000	467,000
Palinta National High School	7,135,000	751,000	7,886,000	269,000
Palomoc National High School (Titay National High School - Palomoc Annex)	11,399,000	945,000	12,344,000	322,000
Pantaleon Cudiera National High School	7,127,000	741,000	7,868,000
Payao National High School	19,090,000	1,488,000	20,578,000	692,000
Perfecto National High School		556,000	556,000
Pioneer National High School	22,225,000	1,587,000	23,812,000	839,000
Salinding Integrated School		335,000	335,000
Salip T. Hasim National High School	4,215,000	597,000	4,812,000
San Antonio (Titay) National High School	18,890,000	1,363,000	20,253,000	702,000
San Fernandino National High School (Surabay NHS - San Fernandino Annex)	14,860,000	1,351,000	16,211,000	654,000
San Isidro National High School	10,549,000	1,028,000	11,577,000	454,000
San Pedro National High School (Pioneer National High School - San Pedro Annex)	8,645,000	804,000	9,449,000	320,000
Sandayong National High School	4,871,000	686,000	5,557,000	227,000
Santo Rosario National High School	6,244,000	728,000	6,972,000	226,000
Silingan Integrated School	1,311,000	383,000	1,694,000
Simbol National High School	8,197,000	802,000	8,999,000	254,000
Sisay National High School	11,074,000	1,074,000	12,148,000	520,000
Sta. Fe National High School	5,776,000	635,000	6,411,000	225,000
Sulo National High School (Santa Clara National High School - Sulo Annex)	7,975,000	762,000	8,737,000	210,000
Talairan Integrated School (Diplahan National High School - Talairan Annex)	4,506,000	594,000	5,100,000	155,000
Tambanan National High School	8,763,000	879,000	9,642,000	155,000
Taway National High School	7,089,000	749,000	7,838,000	190,000
Tiayon Integrated School		335,000	335,000
Timalang National High School	7,830,000	779,000	8,609,000	180,000
Villacastor National High School (Diplahan National High School - Villacastor Annex)	3,793,000	672,000	4,465,000	203,000

Region X - Northern Mindanao	4,531,327,000	543,836,000	5,075,163,000	216,738,000

Division of Bukidnon	1,141,469,000	127,383,000	1,268,852,000	65,170,000

Division Office - Proper	22,297,000		22,297,000
Alae National High School	29,543,000	2,065,000	31,608,000	1,385,000
Anggaan Integrated School	1,294,000	550,000	1,844,000
Apyao National High School	4,755,000	1,383,000	6,138,000	535,000
Awol Integrated School		387,000	387,000
Bacusanon National High School	14,728,000	1,511,000	16,239,000	806,000
Bangahan Integrated School	863,000	523,000	1,386,000
Bantuanon Integrated School		356,000	356,000
Basac Integrated School	2,158,000	893,000	3,051,000	185,000
Baungon National High School	29,468,000	2,357,000	31,825,000	1,699,000
Bocboc National High School	34,703,000	1,847,000	36,550,000	1,638,000
Bugcaon National High School	11,161,000	954,000	12,115,000	314,000

926	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Bukidnon National School of Home Industries - San Miguel Annex		1,265,000	1,265,000	631,000
Bulonay Integrated School	1,294,000	396,000	1,690,000
Buyot Integrated School	1,726,000	428,000	2,154,000	155,000
Cabanglasan National High School	863,000	1,753,000	2,616,000	1,631,000
Cabulohan-Paradise National High School	36,449,000	1,666,000	38,115,000	784,000
Capinonan National High School	1,294,000	686,000	1,980,000
Capitan Bayong National High School	2,167,000	846,000	3,013,000	502,000
Capitan Juan Integrated School	2,158,000	423,000	2,581,000
Cayaga National High School		767,000	767,000
Cosina Integrated School	1,294,000	573,000	1,867,000
Dagumbaan Integrated School, Maramag	863,000	371,000	1,234,000
Dagumbaan Integrated School, Talakag	8,338,000	953,000	9,291,000
Dahilayan Integrated School	863,000	471,000	1,334,000
Dalirig National High School	10,099,000	902,000	11,001,000	363,000
Damilag Integrated School	5,270,000	1,040,000	6,310,000
Danatag National High School		902,000	902,000	545,000
Dangcagan National High School	32,933,000	2,513,000	35,446,000	1,798,000
Dilapa Integrated School	3,472,000	523,000	3,995,000	155,000
Dologon National High School	36,864,000	1,919,000	38,783,000	1,610,000
Dologon National High School - Kiharong Annex		970,000	970,000	269,000
Dologon National High School - San Roque Annex		758,000	758,000	159,000
Don Carlos National High School	17,441,000	1,587,000	19,028,000	908,000
Dumalaguing Integrated School	1,294,000	469,000	1,763,000
Famador Integrated School		373,000	373,000
Gamot Integrated School	431,000	345,000	776,000
Guihean Integrated School	431,000	362,000	793,000
Guilang-Guilang Integrated School	924,000	404,000	1,328,000
Hagpa Integrated School		335,000	335,000
Halapitan National High School	53,698,000	3,015,000	56,713,000	2,645,000
Iba Integrated School	4,341,000	788,000	5,129,000	155,000
Impalutao Integrated School	6,070,000	688,000	6,758,000
Impasug-ong National High School	34,051,000	2,645,000	36,696,000	2,409,000
Indulang Integrated School	1,294,000	744,000	2,038,000
Intavas Integrated School	863,000	389,000	1,252,000
Kalabugao National High School	19,663,000	1,570,000	21,233,000	682,000
Kalagangan National High School		900,000	900,000
Kalilangan National High School	45,765,000	3,548,000	49,313,000	3,043,000
Kiara National High School	3,452,000	885,000	4,337,000	441,000
Kibatang National High School	10,819,000	932,000	11,751,000	241,000
Kibawe National High School	18,737,000	1,777,000	20,514,000	1,240,000
Kibawe National High School Poblacion Campus		1,464,000	1,464,000	459,000
Kibenton Integrated School	9,093,000	784,000	9,877,000	406,000
Kibongkog Integrated School		454,000	454,000
Kiburiao National High School	26,744,000	1,882,000	28,626,000	1,978,000
Kikipot Integrated School	431,000	345,000	776,000
Kimanait National High School	9,923,000	889,000	10,812,000	378,000
Kinawe National High School (Libona NHS - Kinawe Annex)	11,947,000	1,158,000	13,105,000	320,000
Kipolot Integrated School	863,000	502,000	1,365,000
Kitaotao National High School	28,255,000	1,957,000	30,212,000	1,768,000
Kitaotao National High School - Digongan Annex		760,000	760,000	155,000
Kitubo National High School	13,017,000	1,073,000	14,090,000	880,000
Kuya National High School	19,332,000	1,101,000	20,433,000	515,000
Kuya National High School - La Roxas Annex		900,000	900,000	365,000
Lampanusan National High School	10,843,000	924,000	11,767,000	469,000
Langcataon National High School	10,632,000	1,337,000	11,969,000	538,000
Lantapan National High School	41,174,000	3,259,000	44,433,000	3,051,000
Libona National High School	44,838,000	3,285,000	48,123,000	3,079,000
Licoan Integrated School	863,000	419,000	1,282,000
Linabo Integrated School	863,000	345,000	1,208,000
Lingating Integrated School	863,000	685,000	1,548,000
Little Baguio National High School		960,000	960,000	429,000
Macapari National High School	8,558,000	1,026,000	9,584,000	464,000
Malinao National High School	8,627,000	907,000	9,534,000	271,000
Malitbog Agricultural High School	14,877,000	1,381,000	16,258,000	832,000
Maluko National High School	863,000	758,000	1,621,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	927
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Mambatangan National High School		609,000	609,000
Mantibugao Integrated School	1,294,000	432,000	1,726,000
Manuto Integrated School		381,000	381,000
Marapange Integrated School	1,726,000	522,000	2,248,000
Matupe Integrated School		406,000	406,000
Merangeran Integrated School	1,294,000	454,000	1,748,000
Miaray National High School	3,082,000	930,000	4,012,000	535,000
Mibantang Integrated School		309,000	309,000
Minsalirac Integrated School		335,000	335,000
Musuan Integrated School	431,000	815,000	1,246,000
Namnam Integrated School	3,884,000	945,000	4,829,000	365,000
New Kidapawan Integrated School	1,294,000	397,000	1,691,000
New Nongnongan National High School	29,467,000	1,275,000	30,742,000	459,000
Old Damulog National High School	24,808,000	2,503,000	27,311,000	1,897,000
Old Nongnongan National High School	11,299,000	1,062,000	12,361,000	487,000
Paitan Integrated School	1,294,000	533,000	1,827,000
Palacapao Integrated School		431,000	431,000
Pangantucan National High School	32,742,000	2,656,000	35,398,000	2,389,000
Pinamula Integrated School	863,000	451,000	1,314,000
Poblacion Kadingilan National High School		647,000	647,000
Quezon National High School	54,070,000	3,859,000	57,929,000	4,022,000
Sagundanon Integrated School	1,294,000	484,000	1,778,000
Salawagan National High School	29,518,000	2,098,000	31,616,000	1,816,000
Salaysay Integrated School	1,294,000	439,000	1,733,000
Salimbalan Integrated School	863,000	396,000	1,259,000
Salumayag Tigwahanon Integrated School		457,000	457,000
San Andres National High School	33,396,000	2,247,000	35,643,000	1,232,000
San Andres National High School - Cabadiangan Annex		1,256,000	1,256,000	459,000
San Isidro Integrated School		335,000	335,000
San Jose Integrated School	3,477,000	843,000	4,320,000	241,000
San Luis National High School	10,107,000	1,032,000	11,139,000	322,000
San Luis National High School - Sabangaan Annex		632,000	632,000
San Nicolas National High School	4,346,000	1,404,000	5,750,000	690,000
San Vicente National High School	278,000	1,077,000	1,355,000	510,000
Sankanan National High School	10,597,000	1,049,000	11,646,000	467,000
Santiago Integrated School	863,000	435,000	1,298,000
Sil-Ipon Integrated School	863,000	418,000	1,281,000
Sinuda National High School	14,148,000	1,305,000	15,453,000	938,000
South Dalurong Integrated School	5,195,000	605,000	5,800,000	155,000
Sta. Cruz Integrated School	431,000	364,000	795,000
Sto. Domingo Integrated School		335,000	335,000
Sumilao National High School	27,117,000	1,129,000	28,246,000	530,000
Sumilao National High School - Vista Villa Annex		947,000	947,000	436,000
Talakag National High School	29,748,000	2,327,000	32,075,000	3,020,000
Ticala Integrated School	431,000	364,000	795,000
Tikalaan National High School	15,520,000	1,360,000	16,880,000	915,000
Tumaras Integrated School	431,000	345,000	776,000
White Kulaman Integrated School	5,207,000	486,000	5,693,000

Division of Cagayan de Oro City	789,369,000	75,083,000	864,452,000	28,728,000

Division Office - Proper	15,589,000		15,589,000
Agusan National High School	67,234,000	3,442,000	70,676,000	1,167,000
Angeles Sisters National High School (Consolacion NHS)	15,176,000	1,140,000	16,316,000	200,000
Baikingon National High School	431,000	727,000	1,158,000	155,000
Balongkot Integrated School	863,000	345,000	1,208,000	155,000
Balubal National High School	8,143,000	1,169,000	9,312,000	355,000
Balulang National High School	431,000	1,351,000	1,782,000	543,000
Bayabas National High School	19,904,000	1,292,000	21,196,000	327,000
Bayanga National High School	431,000	832,000	1,263,000	276,000
Besigan National High School	431,000	623,000	1,054,000	180,000
Bonbon National High School	7,677,000	1,082,000	8,759,000	309,000
Bugo National High School	33,039,000	2,906,000	35,945,000	492,000
Bulua National High School	55,848,000	4,420,000	60,268,000	2,744,000
Cadayonan Integrated School	863,000	345,000	1,208,000	155,000
Cagayan de Oro City National High School	87,718,000	6,404,000	94,122,000	3,413,000

928	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Camaman-an National High School	13,666,000	1,289,000	14,955,000	406,000
Camansi Integrated School		335,000	335,000
Canitoan National High School	26,958,000	2,066,000	29,024,000	817,000
Carmen National High School (Macanhan NHS)	29,969,000	2,666,000	32,635,000	1,288,000
Cugman National High School		1,855,000	1,855,000	446,000
Dansolihon National High School	431,000	822,000	1,253,000	251,000
Dunggoan Integrated School		345,000	345,000
East Gusa National High School	863,000	2,514,000	3,377,000	809,000
Gusa National High School	37,424,000	693,000	38,117,000	155,000
Gusa Regional Science High School - X	10,000,000	3,234,000	13,234,000	987,000
Iba Integrated School	863,000	413,000	1,276,000	155,000
Indahag National High School	20,336,000	2,181,000	22,517,000	1,169,000
Iponan National High School	26,531,000	2,061,000	28,592,000	796,000
Kauswagan National High School	24,103,000	2,412,000	26,515,000	1,489,000
Lapasan National High School	60,247,000	3,003,000	63,250,000	915,000
Lumbia National High School	42,079,000	3,137,000	45,216,000	2,145,000
Macabalan National High School	23,824,000	1,807,000	25,631,000	652,000
Macasandig National High School	17,180,000	1,613,000	18,793,000	624,000
Magayad Integrated School	863,000	370,000	1,233,000
Mambuaya National High School	20,885,000	1,300,000	22,185,000	441,000
Man-ai National High School	431,000	624,000	1,055,000
Midkiwan Integrated School	431,000	345,000	776,000	155,000
Pagalungan National High School	431,000	605,000	1,036,000	155,000
Pagatpat National High School	431,000	1,132,000	1,563,000	266,000
Palalan Integrated School	431,000	377,000	808,000
Pedro “Oloy” N. Roa, Sr. High School	26,806,000	2,487,000	29,293,000	1,382,000
Pigsag-an National High School	431,000	603,000	1,034,000	175,000
Puerto National High School	22,013,000	1,941,000	23,954,000	812,000
Puntod National High School	15,643,000	1,147,000	16,790,000	243,000
San Simon National High School	431,000	559,000	990,000	202,000
Tablon National High School	17,434,000	1,331,000	18,765,000	200,000
Taglimao National High School	13,862,000	651,000	14,513,000	155,000
Tagpangi National High School	11,963,000	758,000	12,721,000	203,000
Tignapoloan National High School	7,769,000	934,000	8,703,000	340,000
Tuburan National High School	431,000	692,000	1,123,000	181,000
Tumpagon National High School	431,000	703,000	1,134,000	243,000

Division of Camiguin	163,134,000	16,614,000	179,748,000	7,536,000

Division Office - Proper	3,021,000		3,021,000
Alangilan Integrated School	5,320,000	639,000	5,959,000	155,000
Bacnit Integrated School	2,174,000	500,000	2,674,000	155,000
Bonbon National High School	6,306,000	818,000	7,124,000	155,000
Bugang Integrated School	2,190,000	537,000	2,727,000	155,000
Eulalio U. Pabillore National High School	15,547,000	1,595,000	17,142,000	809,000
Guinsiliban National High School	10,187,000	1,103,000	11,290,000	261,000
Kuguita Integrated School	1,307,000	428,000	1,735,000	155,000
Lawigan Bura National High School	7,261,000	767,000	8,028,000	220,000
Maac National High School	5,981,000	914,000	6,895,000	289,000
Mahinog National High School II	8,179,000	962,000	9,141,000	426,000
Mambajao National High School	37,506,000	3,043,000	40,549,000	2,158,000
Sixto A. Abao National High School	16,776,000	1,721,000	18,497,000	700,000
Sto. Niño Integrated School	1,335,000	452,000	1,787,000	155,000
Tupsan National High School	13,584,000	1,080,000	14,664,000	500,000
Yumbing National High School	26,460,000	2,055,000	28,515,000	1,243,000

Division of El Salvador City	75,396,000	10,105,000	85,501,000	4,049,000

Division Office - Proper	1,418,000		1,418,000
Cogon National High School	20,242,000	1,617,000	21,859,000	1,052,000
El Salvador City National High School	7,841,000	1,318,000	9,159,000	441,000
Himaya National High School	1,307,000	697,000	2,004,000	174,000
Hinigdaan National High School	3,786,000	876,000	4,662,000	393,000
Kalabaylabay Integrated School	431,000	511,000	942,000
Molugan National High School	35,525,000	3,059,000	38,584,000	1,344,000
Sambulawan National High School	1,307,000	611,000	1,918,000	239,000
San Francisco de Asis National High School	1,800,000	629,000	2,429,000	244,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	929
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Sinaloc National High School	1,739,000	787,000	2,526,000	162,000

Division of Gingoog City	237,826,000	25,558,000	263,384,000	12,170,000

Division Office - Proper	4,533,000		4,533,000
Agaton E. Oclarit, Sr. National High School	10,368,000	689,000	11,057,000	173,000
Alfonso Ang Militante Integrated School		546,000	546,000	155,000
BACKKISMI Comprehensive National High School (Gingoog City Comprehensive NHS - BACKKISMI NHS Annex)		617,000	617,000	208,000
Bal-ason National High School	14,683,000	1,104,000	15,787,000	520,000
Baliguihan Integrated School	431,000	345,000	776,000
Bantaawan Integrated School	866,000	345,000	1,211,000	155,000
Civoleg Integrated School	863,000	345,000	1,208,000
Dukdokaan Integrated School	2,170,000	504,000	2,674,000	198,000
Eureka National High School	9,364,000	514,000	9,878,000	248,000
Fructuso Rife Integrated School	431,000	345,000	776,000
Gingoog City Comprehensive National High School	98,388,000	5,707,000	104,095,000	5,077,000
Gingoog City Comprehensive National High School - Anakan National High School		945,000	945,000	535,000
Gingoog City Comprehensive National High School - Pundasan		1,023,000	1,023,000	588,000
Jacinto D. Malimas, Sr. National High School	25,407,000	1,437,000	26,844,000	530,000
Kalagonoy Integrated School	431,000	434,000	865,000	155,000
Kalipay National High School	12,639,000	1,006,000	13,645,000	297,000
Kamanikan Integrated School	431,000	401,000	832,000
Kisandi National High School	6,246,000	609,000	6,855,000	196,000
Lunao National High School	8,505,000	857,000	9,362,000	373,000
Lurisa National High School		697,000	697,000	236,000
Malibud National High School	13,987,000	771,000	14,758,000	255,000
Mimbalagon Integrated School	431,000	345,000	776,000
Mimbunga National High School	10,559,000	765,000	11,324,000	322,000
Minpakiki Integrated School		335,000	335,000
Murallon Integrated School	866,000	460,000	1,326,000	155,000
Odiongan National High School - Talisay NHS Annex		842,000	842,000	347,000
Pedro Maligmat Integrated School	2,170,000	507,000	2,677,000	155,000
Pigsalohan Integrated School	1,743,000	385,000	2,128,000	155,000
San Luis National High School	9,215,000	1,024,000	10,239,000	649,000
Sangalan Integrated School	1,303,000	488,000	1,791,000	178,000
Sioan Integrated School	930,000	374,000	1,304,000	155,000
Sulpicio Lugod Integrated School	866,000	345,000	1,211,000	155,000
Talon Integrated School		447,000	447,000

Division of Iligan City	42,033,000	17,738,000	59,771,000	5,959,000

Division Office - Proper	851,000		851,000
Abuno National High School	863,000	904,000	1,767,000	332,000
Catalino Sumile Integrated School		335,000	335,000
Dalamas Integrated School	2,589,000	465,000	3,054,000	200,000
Dalipuga National High School - Hindang NHS Annex		580,000	580,000	302,000
Del Carmen Integrated School (Iligan City National High School, Del Carmen Annex)	2,589,000	604,000	3,193,000	155,000
Digkilaan National High School (Tubaran National High School - Digkilaan HS Annex)	2,589,000	973,000	3,562,000	429,000
Ditucalan National High School (Maria Cristina National High School - Ditucalan HS Annex)		879,000	879,000	281,000
Esperidion F. Encabo Memorial High School	14,585,000	1,116,000	15,701,000	634,000
Francisco Laya Integrated School	3,037,000	610,000	3,647,000	160,000
Hinaplanon National High School (Iligan City East National High School - Hinaplanon Annex)	8,199,000	2,046,000	10,245,000	976,000
Iligan City National High School - Pala-o High School Annex		1,050,000	1,050,000
Iligan City National High School - Tambakan National High School		1,565,000	1,565,000	396,000
Kabacsanan National High School (Dalipuga National High School - Kabacsanan NHS Annex)		641,000	641,000	302,000
Kalubihon High School		733,000	733,000	155,000
Kapisahan Integrated School		439,000	439,000
Kiwalan National High School (Iligan City East National High School - Kiwalan Annex)		928,000	928,000	421,000
Mainit High School	5,005,000	597,000	5,602,000	280,000

930	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Santiago National High School		1,071,000	1,071,000	469,000
Sultan Mamarinta Integrated School	1,726,000	492,000	2,218,000
Tomas Cabili National High School - Annex (Scions)		873,000	873,000	312,000
Tubaran National High School - Lanipao Annex		837,000	837,000	155,000

Division of Lanao del Norte	501,970,000	63,546,000	565,516,000	21,098,000

Division Office - Proper	9,919,000		9,919,000
Abaga Integrated School	863,000	345,000	1,208,000
Andres Bersales, Sr. Memorial High School (Pandanan NHS)	13,196,000	1,128,000	14,324,000	370,000
Arsenio A. Quibranza National High School (LNNAIHS)	4,347,000	933,000	5,280,000	393,000
Atanacia Logronio Integrated School	863,000	446,000	1,309,000
Bacolod Central Integrated School	5,619,000	848,000	6,467,000	236,000
Bansarvil National High School	20,403,000	1,408,000	21,811,000	994,000
Baraason Integrated School	431,000	359,000	790,000
Beruar Integrated School	431,000	345,000	776,000
Big Banisilon Integrated School	431,000	409,000	840,000
Binuni-Demologan National High School	11,961,000	1,100,000	13,061,000	715,000
Cadayonan Integrated School	2,589,000	552,000	3,141,000
Calube Integrated School	863,000	403,000	1,266,000
Carusa Integrated School	2,601,000	458,000	3,059,000	155,000
Cathedral Falls Integrated School	431,000	345,000	776,000
Dalama Integrated School	6,380,000	615,000	6,995,000	284,000
Datu Timbul Ali Integrated School	863,000	501,000	1,364,000
Diego H. Patigayon National High School	12,302,000	1,097,000	13,399,000	515,000
Diosdado Yap, Sr. National High School	10,168,000	1,034,000	11,202,000	259,000
Don Juan Diaz Memorial Integrated School	866,000	346,000	1,212,000
Glicerio A. Lim Integrated School	431,000	345,000	776,000
Kahayag Integrated School	1,294,000	357,000	1,651,000
Kalinaw Kalilintad Integrated Peace School	1,726,000	406,000	2,132,000
Kawit Oriental Integrated School of Fisheries	3,103,000	644,000	3,747,000
Kiasar Integrated School	1,294,000	367,000	1,661,000
Lala Proper Integrated School	17,763,000	1,245,000	19,008,000	730,000
Lanao del Norte Provincial Science and Technology High School	4,697,000	1,347,000	6,044,000	761,000
Lapinig National High School	18,060,000	1,343,000	19,403,000	581,000
Liangan National High School	14,884,000	1,302,000	16,186,000	773,000
Linamon National High School	12,112,000	1,351,000	13,463,000	563,000
Lininding Integrated School	431,000	402,000	833,000
Mabuhay Integrated School	863,000	358,000	1,221,000
Madaya Integrated School	863,000	426,000	1,289,000
Magsaysay National High School	14,648,000	1,274,000	15,922,000	444,000
Maguindanao Integrated School	1,726,000	463,000	2,189,000
Mahayahay Integrated School	863,000	345,000	1,208,000
Mamagum Integrated School	1,726,000	470,000	2,196,000
Manga Integrated School	2,158,000	778,000	2,936,000
Marcela T. Mabanta Memorial National High School	28,002,000	2,127,000	30,129,000	1,009,000
Masibay Integrated School	863,000	509,000	1,372,000
Matampay Integrated School	2,158,000	548,000	2,706,000
Matungao National High School	16,934,000	1,546,000	18,480,000	487,000
Mentring Integrated School	431,000	345,000	776,000
Miguel E. Esmade Memorial Integrated School	431,000	415,000	846,000
Munai Central Integrated School	866,000	558,000	1,424,000
Munai National High School	7,166,000	871,000	8,037,000	370,000
Nangka Integrated School	431,000	345,000	776,000
Nunungan National High School	5,081,000	474,000	5,555,000	307,000
Olango Integrated School	866,000	378,000	1,244,000
Pacalundo Integrated School	863,000	433,000	1,296,000
Pagayawan Integrated School	3,103,000	587,000	3,690,000	172,000
Panoloon National High School	13,516,000	1,227,000	14,743,000	332,000
Pantao Ragat Agro-Industrial High School	22,459,000	2,276,000	24,735,000	1,453,000
Pantar National High School	21,530,000	2,406,000	23,936,000	1,342,000
Pelingkingan Integrated School	863,000	428,000	1,291,000
Pendolonan Integrated School	2,158,000	505,000	2,663,000
Pigcarangan Integrated School	3,452,000	672,000	4,124,000	259,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	931
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pikalawag Integrated School	1,726,000	539,000	2,265,000
Poonapiagapo Central Integrated School	1,726,000	661,000	2,387,000
Poonapiagapo National High School	440,000	747,000	1,187,000	205,000
Ramain Integrated School	1,726,000	385,000	2,111,000
Riverside National High School	21,810,000	2,081,000	23,891,000	959,000
Rufo del Cruz Integrated School	3,045,000	1,058,000	4,103,000	459,000
Salvador National High School (Salvador Trade High School)	13,658,000	2,387,000	16,045,000	1,359,000
Samburon Integrated School	3,452,000	790,000	4,242,000	251,000
Sapad Integrated School	2,592,000	624,000	3,216,000
Sergio P. Cerujales, Jr. National High School	3,601,000	636,000	4,237,000	221,000
Shiek Omar Integrated School	1,294,000	353,000	1,647,000
Sigayan Integrated School	1,294,000	426,000	1,720,000
Sultan Ali Dimaporo Memorial Integrated School (Bauyan National High School)	27,204,000	2,201,000	29,405,000	1,187,000
Sultan Dimasangcay Mananggolo Integrated School (Delabayan ES)	863,000	965,000	1,828,000	403,000
Sultan Naga Dimaporo Memorial Integrated School	20,956,000	1,509,000	22,465,000	1,202,000
Suso Integrated School	1,294,000	450,000	1,744,000
Tagoloan Integrated School	2,589,000	557,000	3,146,000
Tagoloan National High School	5,630,000	710,000	6,340,000	168,000
Taguitic Integrated School	10,020,000	754,000	10,774,000	208,000
Tambacon Integrated School	1,362,000	423,000	1,785,000	193,000
Tangcal High School		680,000	680,000	305,000
Teofila C. Quibranza National High School	39,052,000	1,647,000	40,699,000	474,000
Tumple Integrated School	1,294,000	418,000	1,712,000

Division of Malaybalay City	113,242,000	18,152,000	131,394,000	9,232,000

Division Office - Proper	2,265,000		2,265,000
Apo Macote National High School	7,525,000	820,000	8,345,000	317,000
Busdi Integrated School	5,779,000	597,000	6,376,000	180,000
Can-ayan Integrated School	10,065,000	758,000	10,823,000	350,000
Candiisan Integrated School	866,000	372,000	1,238,000	155,000
Capitan Angel Integrated School	1,736,000	459,000	2,195,000	155,000
Casisang Central Integrated School	1,303,000	603,000	1,906,000
Casisang National High School (Bukidnon National High School - Casisang Annex)	9,005,000	948,000	9,953,000	446,000
Dalwangan National High School	1,294,000	1,113,000	2,407,000	576,000
Imbayao National High School	1,303,000	562,000	1,865,000	253,000
Kalasungay National High School (Bukidnon National High School - Kalasungay Extension)	1,746,000	666,000	2,412,000	176,000
Kibalabag Integrated School	1,739,000	489,000	2,228,000	155,000
Kilap-agan Integrated School	1,297,000	392,000	1,689,000	155,000
Lalawan National High School	1,294,000	641,000	1,935,000	273,000
Luyungan High School	3,101,000	558,000	3,659,000	178,000
Mabuhay Integrated School	431,000	437,000	868,000	155,000
Magsaysay Integrated School	1,736,000	511,000	2,247,000	155,000
Malaybalay City National High School (Bukidnon National High School - San Jose Annex)	7,694,000	942,000	8,636,000	396,000
Malaybalay City National Science High School (Bukidnon National High School - Aglayan Annex)	19,375,000	2,107,000	21,482,000	1,940,000
Malaybalay City Senior High School				1,494,000
Manalog Integrated School	1,726,000	360,000	2,086,000	155,000
Mapayag Integrated School	863,000	402,000	1,265,000	155,000
Miglamin National High School		724,000	724,000	216,000
Patpat National High School		286,000	286,000
San Martin Agro-Industrial National High School	12,266,000	977,000	13,243,000	451,000
Silae National High School	11,892,000	737,000	12,629,000	286,000
Simaya Integrated School	1,297,000	387,000	1,684,000
St. Peter National High School	4,347,000	669,000	5,016,000	267,000
Tuburan Integrated School	1,297,000	635,000	1,932,000	193,000

Division of Misamis Occidental	291,068,000	39,715,000	330,783,000	11,524,000

Division Office - Proper	5,855,000		5,855,000
Adorable Integrated School	431,000	438,000	869,000
Alegria Integrated School	431,000	377,000	808,000

932	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Aquino Integrated School	9,245,000	869,000	10,114,000	365,000
Bernad Integrated School	431,000	368,000	799,000
Bitibut Integrated School	4,083,000	603,000	4,686,000	155,000
Bolinsong Integrated School	431,000	377,000	808,000
Bonifacio Integrated School	431,000	416,000	847,000
Bonifacio National High School	24,636,000	1,628,000	26,264,000	512,000
Buenavista Integrated School	431,000	368,000	799,000
Bunawan Integrated School	431,000	354,000	785,000
Burgos Integrated School	431,000	356,000	787,000
Calamba National Comprehensive High School	24,053,000	2,138,000	26,191,000	1,451,000
Caputol Integrated School		347,000	347,000
Carmen Integrated School	1,294,000	464,000	1,758,000	155,000
Colambutan Bajo National High School	3,396,000	578,000	3,974,000	236,000
Conat Integrated School	431,000	345,000	776,000
Concepcion National High School	5,963,000	935,000	6,898,000	241,000
Cong. Hilarion J. Ramiro, Jr. Memorial National High School	6,530,000	713,000	7,243,000	231,000
Dampalan Integrated School	431,000	425,000	856,000
Diwat National High School	18,004,000	1,006,000	19,010,000	522,000
Don Victoriano National High School	6,414,000	823,000	7,237,000	322,000
Felina Sevilla Oaminal National High School	4,172,000	881,000	5,053,000
Guinabot National High School	3,654,000	640,000	4,294,000	155,000
Ignacio Tan Memorial Integrated School	3,292,000	747,000	4,039,000	398,000
Jimenez National Comprehensive High School	18,812,000	1,739,000	20,551,000	1,078,000
Kanao-Kanao National High School	1,739,000	696,000	2,435,000	216,000
Katipunan National High School	9,803,000	1,003,000	10,806,000	304,000
Kinangay Sur Integrated School	866,000	488,000	1,354,000
Lampasan Integrated School	5,384,000	499,000	5,883,000	155,000
Libertad Bajo Integrated School	431,000	518,000	949,000
Locus Integrated School	431,000	379,000	810,000
Macalibre Alto National High School	6,993,000	757,000	7,750,000	252,000
Maikay Integrated School	431,000	345,000	776,000
Manla Integrated School	431,000	347,000	778,000
Mansabay Alto Integrated School	866,000	618,000	1,484,000	203,000
Matugas Bajo Integrated School	431,000	352,000	783,000
Mitazan Integrated School	4,544,000	402,000	4,946,000
Napangan Integrated School	431,000	345,000	776,000
New Casul Integrated School	408,000	345,000	753,000
Nueva Vista National High School	5,929,000	652,000	6,581,000	219,000
Ozamiz Integrated School	1,294,000	392,000	1,686,000
Panalsalan Integrated School	431,000	424,000	855,000
Panaon National High School	4,601,000	675,000	5,276,000	251,000
Petianan Integrated School	1,294,000	368,000	1,662,000
Pisaan National High School	872,000	707,000	1,579,000	241,000
Roque L. Su Memorial National High School (Mabini NHS)	8,142,000	713,000	8,855,000	169,000
Sapang Ama Integrated School		599,000	599,000
Sapang Dalaga National High School	16,875,000	1,675,000	18,550,000	467,000
Sibugon Integrated School	17,394,000	1,447,000	18,841,000	550,000
Sinonoc National High School	17,655,000	1,822,000	19,477,000	956,000
Sta. Cruz Integrated School	431,000	424,000	855,000
Sumasap Integrated School		345,000	345,000
Tabo-o Integrated School	5,454,000	522,000	5,976,000	155,000
Tagwanao Integrated School	4,624,000	410,000	5,034,000
Tipolo Integrated School	431,000	385,000	816,000
Tonggo Integrated School	431,000	493,000	924,000
Tudela National Comprehensive High School	24,693,000	2,062,000	26,755,000	1,372,000
Upper Usugan National Comprehensive High School	3,615,000	571,000	4,186,000	193,000

Division of Misamis Oriental	817,439,000	94,107,000	911,546,000	33,409,000

Division Office - Proper	15,967,000		15,967,000
Abunda Integrated School	1,294,000	424,000	1,718,000
Alipuaton Integrated School	3,559,000	486,000	4,045,000
Andales Integrated School	1,297,000	438,000	1,735,000
Aplaya National High School	6,720,000	854,000	7,574,000
Aposkahoy National High School	4,480,000	664,000	5,144,000	264,000
Artadi Integrated School	2,158,000	518,000	2,676,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	933
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Bagocboc National High School	4,986,000	620,000	5,606,000	281,000
Balagnan Integrated School	431,000	372,000	803,000
Balingasag Senior High School				786,000
Baliwagan National High School	34,140,000	2,590,000	36,730,000	2,462,000
Bangbang Integrated School	863,000	347,000	1,210,000
Bayugbayogan Integrated School	431,000	345,000	776,000
Binuangan National High School	8,887,000	1,126,000	10,013,000	292,000
Bobontugan National High School	12,893,000	1,163,000	14,056,000	302,000
Bulahan Integrated School	1,729,000	465,000	2,194,000
Cabalantian National High School	13,964,000	1,416,000	15,380,000	741,000
Cabalawan Integrated School	1,726,000	516,000	2,242,000
Calawag Integrated School	863,000	395,000	1,258,000
Calubo Integrated School	3,539,000	634,000	4,173,000
Casinglot National High School	12,420,000	1,129,000	13,549,000
Cauyonan Integrated School	1,729,000	421,000	2,150,000
Consuelo National High School	18,450,000	1,460,000	19,910,000	1,075,000
Corrales Integrated School	863,000	357,000	1,220,000
Damayuhan National High School	4,749,000	818,000	5,567,000	223,000
Dampias A.O. Rañises National High School	4,611,000	706,000	5,317,000
Dampil National High School	12,480,000	1,355,000	13,835,000
Danao National High School	6,880,000	865,000	7,745,000	198,000
Don Gregorio Pelaez National High School	3,021,000	711,000	3,732,000
Dr. Gerardo Sabal Memorial National High School	23,769,000	1,963,000	25,732,000	1,357,000
Esperanza National High School	11,042,000	1,313,000	12,355,000
Esperanza Senior High School				794,000
G. Pelaez Integrated School	1,294,000	385,000	1,679,000
Gimangpang Integrated School	1,294,000	475,000	1,769,000
Gumabon National High School	4,318,000	570,000	4,888,000	160,000
Gumaod Integrated School	863,000	439,000	1,302,000
Hinaplanan National High School	10,535,000	1,074,000	11,609,000	477,000
Inobulan (Hunga Gue) National High School	6,298,000	733,000	7,031,000
Jasaan National High School	49,360,000	3,661,000	53,021,000	3,746,000
Kabulakan Integrated School	2,158,000	541,000	2,699,000
Kalacapan National High School	4,887,000	804,000	5,691,000	218,000
Kalingagan National High School	8,157,000	959,000	9,116,000	776,000
Kandiis Integrated School	1,726,000	530,000	2,256,000
Kibaghot National High School	5,485,000	634,000	6,119,000
Kibanban Integrated School	1,726,000	381,000	2,107,000
Kibungsod National High School	24,962,000	1,967,000	26,929,000	931,000
Kidampas Integrated School	3,512,000	572,000	4,084,000
Kimaya Integrated School	1,294,000	366,000	1,660,000
Kinoguitan National Agricultural High School	7,478,000	954,000	8,432,000	284,000
Kinoguitan Senior High School				626,000
Lagonglong Senior High School				1,324,000
Lantad Integrated School	3,539,000	461,000	4,000,000	155,000
Limunda Integrated School	1,729,000	348,000	2,077,000
Linabu Integrated School	2,158,000	485,000	2,643,000
Looc National High School	7,800,000	737,000	8,537,000	191,000
Lourdes Alubijid National High School	9,429,000	904,000	10,333,000	434,000
Lubilan Integrated School	863,000	395,000	1,258,000
Lubluban Integrated School	863,000	396,000	1,259,000
Lugait National High School	29,462,000	2,234,000	31,696,000
Lugait Senior High School				1,849,000
Lukong Integrated School	863,000	413,000	1,276,000
Lumbo National High School	13,871,000	1,660,000	15,531,000	421,000
Luna Integrated School	1,294,000	517,000	1,811,000
Luz Banzon Integrated School	1,726,000	805,000	2,531,000
Macopa Integrated School	1,294,000	382,000	1,676,000
Mahayahay Integrated School	1,303,000	382,000	1,685,000
Malagana National High School	8,141,000	851,000	8,992,000	375,000
Malanang Integrated School	863,000	472,000	1,335,000
Malibato Integrated School	431,000	347,000	778,000
Malunsagay Integrated School	431,000	348,000	779,000
Mambayaan Integrated School	863,000	576,000	1,439,000
Mandahilag National High School	4,193,000	595,000	4,788,000

934	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Mantangale National High School	14,196,000	1,478,000	15,674,000
Mantangale Senior High School				797,000
Manticao National High School	14,009,000	1,510,000	15,519,000	692,000
Maputi Senior High School				1,634,000
Maribojoc Integrated School	1,294,000	359,000	1,653,000
Matangad National High School	11,733,000	1,346,000	13,079,000	497,000
Mat-i National High School (Claveria)	9,169,000	957,000	10,126,000	568,000
Mat-i National High School (Naawan)	16,351,000	1,159,000	17,510,000	183,000
Mauswagon Integrated School	863,000	485,000	1,348,000
Minalwang Integrated School	1,294,000	384,000	1,678,000
Misamis Oriental National High School	27,000,000	1,969,000	28,969,000
Naawan National High School	24,156,000	2,271,000	26,427,000
Nangcaon Integrated School	431,000	345,000	776,000
Natubo Integrated School	1,726,000	522,000	2,248,000
Patrocinio National High School	5,939,000	907,000	6,846,000
Portulin National High School	9,567,000	1,100,000	10,667,000	474,000
Punta Silum Integrated School	1,726,000	543,000	2,269,000
Quezon Integrated School	863,000	385,000	1,248,000
Rizal National High School	5,482,000	695,000	6,177,000
Rosario National High School	9,709,000	958,000	10,667,000	406,000
Rosario National High School of Tagoloan	3,455,000	571,000	4,026,000
Salawaga Integrated School	431,000	398,000	829,000
Samay Integrated School	863,000	499,000	1,362,000	155,000
Sampatulog Integrated School	3,633,000	596,000	4,229,000
San Isidro National High School	14,776,000	1,258,000	16,034,000	477,000
San Juan National High School	10,300,000	861,000	11,161,000	459,000
San Martin Integrated School	3,452,000	883,000	4,335,000
Sibantang Integrated School	863,000	400,000	1,263,000
Sta. Ana National High School	20,876,000	1,783,000	22,659,000	692,000
Sta. Ines National High School	10,223,000	1,153,000	11,376,000
Sta. Ines Senior High School				697,000
Sungay Integrated School	2,158,000	534,000	2,692,000
Tagoloan National High School	70,036,000	5,486,000	75,522,000
Tagoloan Senior High School				2,136,000
Talacogon Integrated School	863,000	504,000	1,367,000
Talisayan National High School (Misamis Oriental National Trade School)	24,301,000	2,083,000	26,384,000	1,440,000
Tama Integrated School	1,294,000	365,000	1,659,000
Tambobong-Balacanas National High School	4,036,000	838,000	4,874,000	216,000
Taparak Integrated School	431,000	384,000	815,000
Tawantawan Integrated School	1,357,000	447,000	1,804,000
Tinagaan Integrated School	1,729,000	382,000	2,111,000
Tingalan Integrated School	1,739,000	407,000	2,146,000	155,000
Tubajon Integrated School	863,000	472,000	1,335,000
Tuod Integrated School	2,158,000	644,000	2,802,000
Villanueva National High School	35,690,000	2,962,000	38,652,000
Villanueva Senior High School				989,000

Division of Oroquieta City	70,830,000	8,871,000	79,701,000	2,451,000

Division Office - Proper	1,323,000		1,323,000
Apil Integrated School	863,000	348,000	1,211,000
Bunga National High School	5,041,000	675,000	5,716,000	155,000
Clarin Settlement Integrated School	863,000	450,000	1,313,000	155,000
Dullan Integrated School	2,742,000	473,000	3,215,000	155,000
Langcangan Central Integrated School	1,294,000	524,000	1,818,000
Misamis Occidental Science & Technology High School (Pines National High School)	16,146,000	1,443,000	17,589,000	659,000
Mobod Integrated School	9,409,000	951,000	10,360,000	294,000
Oroquieta City National High School - Villaflor Campus	8,781,000	684,000	9,465,000	166,000
Rizal National High School	4,075,000	614,000	4,689,000	155,000
Sebucal Integrated School	2,674,000	432,000	3,106,000
Senote National High School	4,337,000	531,000	4,868,000	230,000
Taboc Integrated School	863,000	363,000	1,226,000
Talairon National High School	11,556,000	1,038,000	12,594,000	482,000
Tipan Integrated School	863,000	345,000	1,208,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	935
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE

Division of Ozamiz City	108,797,000	13,844,000	122,641,000	4,158,000

Division Office - Proper	2,171,000		2,171,000
Capucao Integrated School	431,000	415,000	846,000
Cogon Integrated School	4,441,000	535,000	4,976,000
Cruz Lanzado Saligan Integrated School	1,736,000	401,000	2,137,000	155,000
Dimaluna Integrated School		374,000	374,000
Domingo A. Barloa Integrated School		335,000	335,000
Faustino C. Decena Integrated School		335,000	335,000
Gala National High School	3,763,000	514,000	4,277,000	223,000
Guingona Integrated School		335,000	335,000
Jacinto Nemeno Integrated School	1,303,000	408,000	1,711,000
Jose Lim Ho National High School	13,133,000	1,173,000	14,306,000	614,000
Labinay National High School	12,881,000	927,000	13,808,000	262,000
Malaubang Integrated School	6,859,000	776,000	7,635,000
Marcelino C. Regis Integrated School	5,949,000	622,000	6,571,000	325,000
Misamis Annex Integrated School	6,672,000	895,000	7,567,000
Montol National High School	12,208,000	1,194,000	13,402,000	654,000
Pulot National High School	15,840,000	1,407,000	17,247,000	746,000
San Antonio National High School	7,543,000	834,000	8,377,000	276,000
Sancho Capa Integrated School	431,000	524,000	955,000
Sangay Integrated School	863,000	345,000	1,208,000	155,000
Sinusa Integrated School	863,000	456,000	1,319,000	155,000
Tabid National High School	11,710,000	1,039,000	12,749,000	593,000

Division of Tangub City	92,157,000	11,568,000	103,725,000	4,647,000

Division Office - Proper	1,796,000		1,796,000
Banglay National High School	7,033,000	771,000	7,804,000	215,000
Bintana Integrated School	866,000	432,000	1,298,000	155,000
Bongabong National High School	7,026,000	619,000	7,645,000	244,000
Caniangan National High School	6,591,000	771,000	7,362,000	304,000
Lorenzo Tan National High School	20,197,000	1,568,000	21,765,000	880,000
Maloro Integrated School	1,303,000	618,000	1,921,000	193,000
Maquilao Integrated School	5,830,000	780,000	6,610,000	418,000
Mayor Alfonso Tan High School	3,606,000	550,000	4,156,000	246,000
Paiton Integrated School	431,000	382,000	813,000
Pangabuan Integrated School	2,170,000	727,000	2,897,000	213,000
Polao Integrated School	866,000	517,000	1,383,000	155,000
Silangit National High School	6,422,000	792,000	7,214,000	244,000
Simasay National High School	2,605,000	689,000	3,294,000	274,000
Sta. Maria National High School	9,631,000	902,000	10,533,000	492,000
Sumirap National High School	15,784,000	1,450,000	17,234,000	614,000

Division of Valencia City	86,597,000	21,552,000	108,149,000	6,607,000

Division Office - Proper	1,796,000		1,796,000
Araneta Integrated School		345,000	345,000
Banlag Integrated School	7,576,000	674,000	8,250,000	312,000
Barobo Integrated School		349,000	349,000
Batangan Integrated School	3,030,000	811,000	3,841,000	221,000
Buco-Sinait Integrated School		488,000	488,000
Bulacao Integrated School		389,000	389,000
Buyog Integrated School		238,000	238,000
Cabanbanagan Integrated School		215,000	215,000
Cabanuangan Integrated School		203,000	203,000
Cambangon Integrated School	2,228,000	485,000	2,713,000	155,000
Catumbalon National High School (Valencia National High School - Catumbalon Annex)	2,754,000	881,000	3,635,000	611,000
Colonia Integrated School		212,000	212,000
Concepcion National High School (Valencia National High School - Concepcion Annex)		873,000	873,000	332,000
Dagatkidavao Integrated School	12,451,000	1,094,000	13,545,000	621,000
Dalit Integrated School		220,000	220,000
Guinoyoran National High School (Valencia National High School - Guinoyoran Annex)	865,000	1,115,000	1,980,000	626,000
Kahaponan Integrated School		354,000	354,000
Kilangi Integrated School		345,000	345,000

936	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Lilingayon National High School	7,788,000	958,000	8,746,000	710,000
Lourdes Integrated School	3,623,000	571,000	4,194,000	190,000
Lumbayao Integrated School		281,000	281,000
Lumbo Integrated School	2,598,000	667,000	3,265,000	155,000
Lurugan National High School	23,830,000	1,556,000	25,386,000	976,000
Mabuhay Integrated School		187,000	187,000
Magsal Integrated School		345,000	345,000
Migtulod Integrated School		345,000	345,000
Mt. Nebo Integrated School	5,226,000	549,000	5,775,000	165,000
Nabag-o Integrated School		345,000	345,000
New Visayas Integrated School		345,000	345,000
Pantaron Integrated School		345,000	345,000
Pinatilan Integrated School		247,000	247,000
Salubsub Integrated School		224,000	224,000
San Carlos Integrated School		345,000	345,000
San Isidro Integrated School	3,779,000	653,000	4,432,000	155,000
San Vicente Integrated School		345,000	345,000
Sinabuagan Integrated School		345,000	345,000
Sinalayan Integrated School		217,000	217,000
Sugod Integrated School	1,294,000	681,000	1,975,000	155,000
Tandacol Integrated School		351,000	351,000
Tongantongan National High School (Valencia National High School - Tongantongan Annex)	6,452,000	1,295,000	7,747,000	1,068,000
Tugaya Integrated School		345,000	345,000
Ulaligan Integrated School		206,000	206,000
Vintar Integrated School	1,307,000	513,000	1,820,000	155,000

Region XI - Davao	2,608,455,000	379,860,000	2,988,315,000	134,225,000

Division of Davao City	418,162,000	91,432,000	509,594,000	28,830,000

Division Office - Proper	8,785,000		8,785,000
Acacia National High School	3,912,000	779,000	4,691,000
Alambre National Agricultural High School		633,000	633,000
Ampon National High School	1,773,000	747,000	2,520,000	155,000
Bago Oshiro National High School		941,000	941,000
Balah Licosan National High School	875,000	516,000	1,391,000
Balderas Integrated School	1,294,000	345,000	1,639,000
Balugo Integrated School	431,000	345,000	776,000
Bantol National High School	1,307,000	699,000	2,006,000	155,000
Baon Aguan National High School	431,000	653,000	1,084,000
Baracatan National High School	447,000	824,000	1,271,000	309,000
Baracayo Integrated School	863,000	524,000	1,387,000
Bartolome Integrated School	1,739,000	508,000	2,247,000
Bartolome R. Luardo National High School	6,175,000	803,000	6,978,000	375,000
Bayabas Integrated School	1,303,000	468,000	1,771,000
Bayanihan Integrated School	2,589,000	548,000	3,137,000
Bernardino B. Bosque National High School	26,804,000	1,865,000	28,669,000	898,000
Betan Integrated School	431,000	345,000	776,000
Buatan National High School	1,303,000	593,000	1,896,000
Buda National High School	8,688,000	851,000	9,539,000	545,000
Buhisan National High School	2,605,000	1,227,000	3,832,000
Butay National High School	863,000	578,000	1,441,000
Cabantian Stand-Alone Senior High School				1,885,000
Cabonbon National High School	866,000	557,000	1,423,000
Cadalian National High School	431,000	663,000	1,094,000
Camansi National High School	5,656,000	710,000	6,366,000	312,000
Carlos P. Garcia Senior High School				6,850,000
Carmen Integrated School	1,297,000	345,000	1,642,000
Catigan National High School	3,908,000	850,000	4,758,000	259,000
Colosas Integrated School	431,000	345,000	776,000
Communal National High School	6,296,000	1,406,000	7,702,000	563,000
Dalagdag National High School	866,000	652,000	1,518,000	199,000
Damilag Integrated School	863,000	352,000	1,215,000
Datu Ambis Diarog Integrated School	431,000	345,000	776,000
Datu Duyan National High School	1,297,000	591,000	1,888,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	937
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Datu Lamanta Integrated School		335,000	335,000
Datu Lompipi National High School	863,000	535,000	1,398,000
Datu Manlangan Integrated School	431,000	364,000	795,000
Davao City Special National High School	13,502,000	1,370,000	14,872,000	198,000
Dominga National High School	1,297,000	578,000	1,875,000
Don Mariano Marcos Integrated School	863,000	345,000	1,208,000
Dumoy National High School	4,755,000	1,011,000	5,766,000	347,000
E. Ramos National High School	8,398,000	1,226,000	9,624,000	634,000
Elias B. Lopez Memorial National High School	7,495,000	738,000	8,233,000	249,000
Elias P. Dacudao Gumalang School of Home Industries	6,039,000	829,000	6,868,000	259,000
Emilio J. Estipona High School	10,328,000	859,000	11,187,000	500,000
Erico T. Nograles National High School-B	6,627,000	1,002,000	7,629,000
Fatima Integrated School	431,000	427,000	858,000
G. Astilla, Sr. Cultural Minority High School	4,988,000	670,000	5,658,000	180,000
Gasco & Centina Integrated School	1,294,000	547,000	1,841,000
Gatungan Integrated School	863,000	410,000	1,273,000
GSIS Heights National High School	3,472,000	809,000	4,281,000
Gumitan National High School	431,000	546,000	977,000
Inayangan High School	6,753,000	769,000	7,522,000	320,000
Ipil National High School	863,000	536,000	1,399,000
Joaquin National High School	431,000	842,000	1,273,000
Jose T. Quiboloy, Sr. National High School		816,000	816,000	507,000
Kanacan National High School	431,000	542,000	973,000
Kiman-anao Integrated School	863,000	478,000	1,341,000
Labo National High School	863,000	541,000	1,404,000
Lacson Integrated School	2,183,000	666,000	2,849,000	155,000
Laho Integrated School	434,000	345,000	779,000
Lamanan National High School	6,747,000	825,000	7,572,000	436,000
Langub National High School	2,592,000	747,000	3,339,000	172,000
Lorenzo Latawan National High School	3,131,000	807,000	3,938,000	178,000
Lumatag National High School	866,000	568,000	1,434,000	185,000
Lumiad National High School	434,000	607,000	1,041,000
M. Guloman Integrated School	431,000	348,000	779,000
Ma. Cristina P. Belcar Agricultural High School	12,081,000	874,000	12,955,000	484,000
Mabuhay National High School	863,000	521,000	1,384,000
Magsaysay National High School	1,307,000	624,000	1,931,000
Magtuod National High School	7,018,000	907,000	7,925,000	403,000
Mahayag National High School	17,786,000	1,483,000	19,269,000	786,000
Malamboon Integrated School	431,000	421,000	852,000
Malikongkong National High School	1,303,000	628,000	1,931,000
Manaong National High School	431,000	504,000	935,000
Mangani National High School		581,000	581,000
Mangas-As Integrated School	431,000	356,000	787,000
Mangmang and Canoy Integrated School	434,000	357,000	791,000
Mapula National High School	866,000	590,000	1,456,000	228,000
Marahan National High School	8,466,000	774,000	9,240,000	411,000
Marciano Amancio Integrated School	431,000	345,000	776,000
Marilog High School of Agriculture	6,307,000	735,000	7,042,000	279,000
Matina Biao National High School	2,161,000	744,000	2,905,000	190,000
Matina Pangi National High School	5,613,000	1,152,000	6,765,000
Mt. Apo National High School	863,000	569,000	1,432,000
Mudiang Integrated School	431,000	586,000	1,017,000
Namnam National High School	872,000	520,000	1,392,000
New Valencia Integrated School	863,000	399,000	1,262,000
Norberto G. Bacaro, Sr. National High School	431,000	717,000	1,148,000
Optaciano Hilay National High School	8,142,000	781,000	8,923,000	337,000
Pablo M. Piatos, Sr. Integrated School	2,161,000	574,000	2,735,000
Pamantawan Integrated School	863,000	352,000	1,215,000
Panaga National High School	6,156,000	702,000	6,858,000	380,000
Pangyan National High School	434,000	521,000	955,000
Panulawan Integrated School	431,000	387,000	818,000
Paquibato National High School	12,378,000	914,000	13,292,000	680,000
Paradise Embac National High School	8,125,000	737,000	8,862,000	269,000
Patag National High School	431,000	569,000	1,000,000
Pegalongan National High School	431,000	523,000	954,000

938	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pilar P. Rodriguez Integrated School	1,755,000	765,000	2,520,000
Porferio L. Antipala National High School		792,000	792,000	304,000
Ruferto F. Capulong National High School	866,000	600,000	1,466,000
Salaysay National High School	2,608,000	728,000	3,336,000	302,000
Saloy National High School	4,931,000	626,000	5,557,000	218,000
San Isidro Integrated School	443,000	391,000	834,000
San Miguel Integrated School	863,000	1,088,000	1,951,000
San Pablo Integrated School	431,000	345,000	776,000
Simon A. Lada National High School	431,000	587,000	1,018,000
Soledad R. Duterte National High School	3,465,000	1,185,000	4,650,000	330,000
Sta. Maria Integrated School	866,000	345,000	1,211,000
Sto. Niño National High School	16,034,000	1,777,000	17,811,000	1,103,000
Sualon RPSB Integrated School	863,000	345,000	1,208,000
Suawan High School		905,000	905,000	507,000
Subasta National High School	431,000	730,000	1,161,000
Sumilop National High School	431,000	562,000	993,000
Sumimao National High School	2,191,000	503,000	2,694,000	311,000
Sumpitan Integrated School	431,000	352,000	783,000
Surayan Integrated School	431,000	347,000	778,000
Tacunan National High School	11,340,000	1,344,000	12,684,000	1,090,000
Taga-ibo National High School	434,000	553,000	987,000
Tagluno Integrated School		335,000	335,000
Tambobong National High School	3,530,000	991,000	4,521,000	299,000
Tamugan National High School	431,000	751,000	1,182,000	155,000
Tapak National High School	1,297,000	690,000	1,987,000	155,000
Telesforo Singson National High School	7,316,000	828,000	8,144,000	393,000
Tibuloy National High School	1,726,000	563,000	2,289,000
Tugbok National High School	13,468,000	1,452,000	14,920,000	713,000
Tungkalan National High School	4,791,000	769,000	5,560,000	157,000
Ula National High School	3,967,000	875,000	4,842,000	231,000
Upian National High School	863,000	542,000	1,405,000
V. Bontilao, Sr. Integrated School	1,297,000	362,000	1,659,000	155,000
Vicenta C. Nograles National High School	11,487,000	2,190,000	13,677,000	702,000
Victor Bernal Integrated School	863,000	391,000	1,254,000
Waan National High School	5,646,000	739,000	6,385,000	200,000
Wangan National High School	9,235,000	991,000	10,226,000	233,000

Division of Davao Occidental	258,165,000	35,482,000	293,647,000	11,155,000

Division Office - Proper	5,195,000		5,195,000
Aldo Pagagao Integrated School	2,589,000	585,000	3,174,000
Antonio T. Doromal National High School	1,726,000	656,000	2,382,000
Balangonan National High School	9,700,000	765,000	10,465,000	469,000
Benjamin Velasco Bautista, Sr. National High School	9,181,000	929,000	10,110,000	659,000
Bolila National High School	2,271,000	710,000	2,981,000	314,000
Bolo Bolo Integrated School	872,000	475,000	1,347,000
Buca Integrated School	431,000	360,000	791,000
Buhangin National High School	863,000	595,000	1,458,000	155,000
Bukid Integrated School	1,294,000	416,000	1,710,000
Calian National High School	4,772,000	796,000	5,568,000
Clotildo Reyes Barrios, Sr. National High School	4,364,000	820,000	5,184,000
Corona A. Cabanilla National High School	1,788,000	595,000	2,383,000
Cristina Calnantoc Rosario National High School	1,726,000	707,000	2,433,000
David Lachica, Sr. National High School	863,000	588,000	1,451,000
Demolok Valley National High School	16,449,000	1,289,000	17,738,000	895,000
Don Marcelino National High School	19,798,000	1,576,000	21,374,000	801,000
Emeliano S. Fontanares, Sr. National High School	3,040,000	734,000	3,774,000	173,000
Ernesto Balindan Sumbo National High School	3,487,000	661,000	4,148,000
Ernesto Lopez National High School	3,118,000	652,000	3,770,000
Fishing Village Comprehensive National High School	23,633,000	1,208,000	24,841,000	611,000
Fulong Maliona M. San, Sr. National High School	12,514,000	1,182,000	13,696,000	1,027,000
Gaspar Danwata National High School	2,655,000	741,000	3,396,000
Harden Joyce Integrated School	2,161,000	584,000	2,745,000
Jaime Rillo National High School		525,000	525,000
John Martin Johnson National High School	14,655,000	1,192,000	15,847,000	581,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	939
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOES

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Jose de Arce Memorial High School (Sangkokdatal National High School)	5,436,000	650,000	6,086,000	238,000
Kidaman Integrated School	1,297,000	367,000	1,664,000
Kinangan Integrated School	866,000	402,000	1,268,000
Kisawel Integrated School		335,000	335,000
L. Payan Integrated School	863,000	345,000	1,208,000
Lacaron National High School	2,199,000	793,000	2,992,000	221,000
Lawa National High School	18,531,000	1,633,000	20,164,000	1,238,000
Luisa Joyce Mallari National High School	7,679,000	808,000	8,487,000	309,000
Mahayahay National High School	1,392,000	595,000	1,987,000
Mangile National High School	5,610,000	955,000	6,565,000	421,000
Manuel Medel Integrated School		427,000	427,000
Mariano Anoy Sangay Integrated School	2,589,000	477,000	3,066,000
Martino Masiwel National High School	1,294,000	585,000	1,879,000
Patuko Integrated School	1,303,000	477,000	1,780,000
Pedro Mariscal National High School	5,894,000	908,000	6,802,000	441,000
Sta. Maria National High School	10,803,000	1,052,000	11,855,000	545,000
Sumaya Senon Integrated School	431,000	452,000	883,000
Tabayon National High School	4,746,000	811,000	5,557,000
Tamaing Tribal National High School	1,778,000	614,000	2,392,000
TFS of Tambelang Integrated School	1,303,000	402,000	1,705,000
Ticulon National High School	15,469,000	892,000	16,361,000	966,000
Tingolo Integrated School	930,000	346,000	1,276,000
Tomas Lim Alcordo, Sr. National High School	4,360,000	696,000	5,056,000	391,000
Tubalan Comprehensive National High School	14,247,000	1,119,000	15,366,000	700,000

Division of Davao Oriental	399,365,000	53,269,000	452,634,000	16,864,000

Division Office - Proper	8,029,000		8,029,000
Alegria Integrated School	1,294,000	437,000	1,731,000	157,000
Aliwagwag Integrated School	863,000	380,000	1,243,000
Bagumbayan Agro-Industrial High School	7,343,000	851,000	8,194,000	238,000
Bantay Integrated School	863,000	359,000	1,222,000
Baugo Integrated School	863,000	510,000	1,373,000
Binaton Integrated School	961,000	376,000	1,337,000
Binondo Integrated School	2,188,000	451,000	2,639,000
Bitaogan National High School	9,477,000	940,000	10,417,000	233,000
Boston National High School	22,506,000	1,769,000	24,275,000	1,022,000
Butay Integrated School	863,000	460,000	1,323,000	155,000
Caatijan National High School	3,455,000	606,000	4,061,000	201,000
Calapagan National High School	8,114,000	777,000	8,891,000	353,000
Concepcion Integrated School	863,000	345,000	1,208,000
Coog Integrated School	863,000	471,000	1,334,000
Corporacion National High School	1,726,000	757,000	2,483,000
Crispin E. Rojas National High School	19,369,000	1,565,000	20,934,000	1,215,000
Del Pilar National High School	4,947,000	677,000	5,624,000	269,000
Don Mariano Marcos National High School	6,328,000	763,000	7,091,000	231,000
Donguila-Pacres National High School	7,351,000	795,000	8,146,000	249,000
Dr. Beato C. Macayra National High School	14,849,000	1,303,000	16,152,000	705,000
Ernesto D. Violan National High School	431,000	499,000	930,000
Evaristo Moralizon National Vocational High School	25,323,000	1,817,000	27,140,000	984,000
Francisco E. Lahora, Sr. Integrated School	863,000	345,000	1,208,000
Jose Antop, Sr. San Isidro Integrated School	2,191,000	487,000	2,678,000	155,000
Jose Bitac Integrated School	431,000	416,000	847,000
Jose P. Laurel Integrated School	431,000	345,000	776,000
Lamiawan Integrated School	863,000	477,000	1,340,000
Lavigan National High School	7,006,000	791,000	7,797,000	358,000
Leandro G. Japos National High School	6,878,000	822,000	7,700,000	221,000
Limot Integrated School		400,000	400,000
Lucatan Integrated School	431,000	447,000	878,000
Mabasa Integrated School	863,000	345,000	1,208,000
Macangao Agricultural Vocational High School	9,301,000	795,000	10,096,000	231,000
Magdug National High School	924,000	606,000	1,530,000
Magsayap Integrated School	863,000	365,000	1,228,000
Manay National High School	23,425,000	1,833,000	25,258,000	1,281,000
Manikling National High School		494,000	494,000

940	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Manuel S. Nasser, Sr. National High School	8,594,000	980,000	9,574,000	195,000
Maputi National High School		534,000	534,000
Maragatas Integrated School	431,000	444,000	875,000
Marayag National High School	7,810,000	749,000	8,559,000	391,000
Maylaya Integrated School	1,726,000	389,000	2,115,000	155,000
Mc Arthur S. Madani Integrated School	431,000	345,000	776,000
Modesto T. Veroy, Sr. Integrated School	863,000	345,000	1,208,000
Nangan National High School	18,400,000	1,592,000	19,992,000	1,032,000
Old Macopa National High School	5,000,000	783,000	5,783,000	495,000
Oregon Integrated School	863,000	349,000	1,212,000
Our Lady of Guadalupe National High School	9,571,000	910,000	10,481,000	383,000
Paglusngan Integrated School	431,000	392,000	823,000
Pantuyan National High School	6,302,000	748,000	7,050,000	383,000
Paulina Gambong Abayon National High School	3,976,000	829,000	4,805,000	195,000
Potenciano A. Mabanding Integrated School	863,000	345,000	1,208,000
Pundaguitan National High School	6,846,000	755,000	7,601,000	408,000
Puntalinao National High School	6,776,000	781,000	7,557,000	261,000
San Antonio National High School	8,398,000	808,000	9,206,000	312,000
San Isidro Integrated School	1,757,000	464,000	2,221,000
San Lorenzo Integrated School	431,000	345,000	776,000
San Luis National High School	16,701,000	1,088,000	17,789,000	753,000
San Miguel Integrated School	3,465,000	421,000	3,886,000
San Pedro Integrated School	863,000	345,000	1,208,000
San Rafael Integrated School	863,000	453,000	1,316,000
Sangab National High School	8,453,000	828,000	9,281,000	325,000
Santiago National High School	6,700,000	700,000	7,400,000	261,000
Sigaboy Agricultural Vocational High School	18,301,000	2,152,000	20,453,000	766,000
Simulao Integrated School	431,000	411,000	842,000
Spur 2 Integrated School	431,000	345,000	776,000
Surop National High School		504,000	504,000
Tagboa Agri-Vocational High School	2,343,000	645,000	2,988,000	252,000
Tagugpo National High School	7,702,000	684,000	8,386,000	249,000
Talisay National High School	1,325,000	650,000	1,975,000
Tamban National High School	431,000	662,000	1,093,000
Taocanga Integrated School	1,913,000	469,000	2,382,000	155,000
Tarragona National High School	28,326,000	1,770,000	30,096,000	1,113,000
Taytayan Integrated School	3,452,000	746,000	4,198,000	353,000
Tiblawan National High School		534,000	534,000
Tiombocan National High School	2,699,000	492,000	3,191,000	169,000
Tubaon National High School	2,158,000	607,000	2,765,000

Division of Davao de Oro	585,949,000	71,582,000	657,531,000	25,207,000

Division Office - Proper	11,903,000		11,903,000
Alimadmad Integrated School	1,736,000	538,000	2,274,000
Anagase Integrated School	872,000	345,000	1,217,000
Andap National High School	7,364,000	789,000	8,153,000	160,000
Anitapan National High School	10,657,000	795,000	11,452,000	178,000
Antequera Integrated School	863,000	345,000	1,208,000
Araibo National High School	3,205,000	651,000	3,856,000	208,000
Awao National High School	9,189,000	784,000	9,973,000	302,000
Babag National High School	11,248,000	987,000	12,235,000	264,000
Bagong Silang National High School	6,154,000	794,000	6,948,000	203,000
Bahi National High School	1,294,000	537,000	1,831,000
Bango National High School	7,667,000	762,000	8,429,000	388,000
Bantacan National High School	12,657,000	1,104,000	13,761,000	497,000
Basak Integrated School	1,736,000	542,000	2,278,000
Bayabas National High School	6,934,000	646,000	7,580,000	159,000
Belmonte Integrated School	866,000	402,000	1,268,000
Bongabong National High School	15,758,000	1,321,000	17,079,000	573,000
Bongkilaton Integrated School	866,000	345,000	1,211,000
Boringot National High School	5,210,000	961,000	6,171,000	155,000
Cabangkalan Integrated School	431,000	345,000	776,000
Cabidianan National High School	2,725,000	644,000	3,369,000
Cagan National High School	2,613,000	548,000	3,161,000
Camanlangan National High School	17,736,000	1,244,000	18,980,000	533,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	941
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOES

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Camansi National High School	4,902,000	727,000	5,629,000	314,000
Canidkid Integrated School	1,303,000	439,000	1,742,000
Casoon National High School	3,634,000	620,000	4,254,000	330,000
Cogonon Integrated School	1,303,000	397,000	1,700,000
Concepcion Integrated School	863,000	345,000	1,208,000
Consuelo M. Valderrama National High School	7,732,000	812,000	8,544,000	289,000
Corazon C. Aquino National High School	3,912,000	788,000	4,700,000	190,000
Coronobe Integrated School	863,000	412,000	1,275,000
Danggayon Integrated School	1,329,000	345,000	1,674,000
Datu Davao National High School	1,294,000	679,000	1,973,000	199,000
Depot Ancestral Domain National High School	2,601,000	774,000	3,375,000	190,000
Diosdado Macapagal National High School	4,790,000	615,000	5,405,000	194,000
Don Vicente Romualdez National High School	11,860,000	950,000	12,810,000	563,000
Elizalde National High School	16,965,000	1,496,000	18,461,000	1,293,000
Golden Valley National High School	6,082,000	805,000	6,887,000	297,000
Gumayan Integrated School	866,000	370,000	1,236,000
Kaligutan Integrated School	431,000	365,000	796,000
Kao National High School	5,835,000	755,000	6,590,000	261,000
Kapatagan National High School	19,696,000	1,521,000	21,217,000	1,200,000
Katipunan Integrated School	863,000	378,000	1,241,000
Kidawa National High School	7,621,000	715,000	8,336,000	398,000
Kilagding National High School	1,294,000	679,000	1,973,000
Langgawisan National High School	6,269,000	694,000	6,963,000	155,000
Lawaan National High School	4,414,000	702,000	5,116,000
Libaylibay National High School	6,614,000	762,000	7,376,000	166,000
Linda Integrated School	863,000	356,000	1,219,000
Longanapan Integrated School	431,000	350,000	781,000
Mabuhay National High School	6,562,000	684,000	7,246,000	320,000
Magangit Integrated School	1,297,000	345,000	1,642,000
Magcagong National High School	431,000	580,000	1,011,000
Magnaga National High School	23,681,000	2,016,000	25,697,000	1,311,000
Magsaysay National High School	431,000	680,000	1,111,000
Major Angel V. Fajardo National High School	863,000	554,000	1,417,000
Mangayon National High School	9,961,000	1,006,000	10,967,000	363,000
Mangloy National High School	431,000	555,000	986,000
Manurigao Integrated School	1,303,000	358,000	1,661,000
Maparat National High School	17,291,000	1,399,000	18,690,000	642,000
Mapawa National High School	15,131,000	1,099,000	16,230,000	472,000
Masara Integrated School	2,158,000	459,000	2,617,000
Mayaon National High School	7,623,000	800,000	8,423,000	383,000
Melale National High School	16,605,000	1,222,000	17,827,000	690,000
Montevista Stand-Alone Senior High School		638,000	638,000	3,096,000
Napnapan National High School	7,541,000	790,000	8,331,000	479,000
New Albay National High School	11,776,000	993,000	12,769,000	216,000
New Kapatagan National High School	2,637,000	663,000	3,300,000	268,000
New Leyte National High School	10,582,000	814,000	11,396,000	462,000
New Panay Integrated School	431,000	366,000	797,000
New Sibonga National High School	8,181,000	835,000	9,016,000	365,000
New Visayas National High School	431,000	527,000	958,000
Nuevo Iloco National High School	11,070,000	1,194,000	12,264,000	393,000
Olaycon Integrated School	5,677,000	612,000	6,289,000	155,000
Paloc National High School	7,825,000	804,000	8,629,000	155,000
Pamintaran Integrated School	863,000	377,000	1,240,000
Panansalan Integrated School	2,620,000	416,000	3,036,000
Pangi National High School	5,538,000	751,000	6,289,000	256,000
Panibasan National High School	6,603,000	742,000	7,345,000	335,000
Parasanon Integrated School	863,000	400,000	1,263,000
Pasian National High School	11,726,000	949,000	12,675,000	350,000
Pongpong Integrated School	863,000	391,000	1,254,000
Salvacion Integrated School	863,000	382,000	1,245,000
San Antonio National High School	7,954,000	738,000	8,692,000	360,000
San Isidro Integrated School, Monkayo	863,000	382,000	1,245,000
San Isidro Integrated School, Nabunturan	863,000	395,000	1,258,000
San Miguel National High School	11,945,000	1,007,000	12,952,000	373,000
San Vicente Integrated School	1,736,000	446,000	2,182,000

942	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Saosao Integrated School	863,000	345,000	1,208,000
Siocon National High School	7,991,000	821,000	8,812,000	297,000
Tagugpo National High School	9,028,000	884,000	9,912,000	396,000
Tambongon National High School	21,960,000	1,744,000	23,704,000	1,184,000
Tan-Awan Integrated School	863,000	345,000	1,208,000
Tandawan Integrated School	2,158,000	462,000	2,620,000
Teresa National High School	1,736,000	621,000	2,357,000
Tigbao Integrated School	863,000	391,000	1,254,000
Tuboran National High School	7,136,000	837,000	7,973,000	185,000
Tubo-tubo National High School	8,597,000	957,000	9,554,000	530,000
Tupaz National High School	9,968,000	806,000	10,774,000	320,000
Ulip National High School	7,423,000	809,000	8,232,000	358,000
Union National High School	19,830,000	1,028,000	20,858,000	446,000
Union National High School - Mt. Diwata High School Annex		883,000	883,000	388,000

Division of Davao del Norte	339,751,000	42,860,000	382,611,000	16,943,000

Division Office - Proper	6,800,000		6,800,000
Alejal National High School	18,020,000	1,203,000	19,223,000	555,000
Alia National High School	1,294,000	700,000	1,994,000
Anibongan National High School	10,695,000	1,052,000	11,747,000	644,000
Balagunan National High School	11,660,000	957,000	12,617,000	657,000
Baltazar Nicor Valenzuela National High School		857,000	857,000	484,000
Basak Integrated School		373,000	373,000
Benigno Q. Martir National High School	3,073,000	629,000	3,702,000	330,000
Butay Integrated School	1,366,000	454,000	1,820,000	155,000
Cabadiangan Integrated School	1,297,000	530,000	1,827,000	162,000
Central Baugan Integrated School	863,000	345,000	1,208,000
Dagohoy National High School	4,949,000	599,000	5,548,000	167,000
Datu Balong National High School	11,992,000	920,000	12,912,000	276,000
Datu Jose A. Libayao Memorial National High School	8,808,000	794,000	9,602,000	325,000
Davao del Norte Regional Sports Academy	863,000	655,000	1,518,000	196,000
Doña Carmen Soriano National High School	13,275,000	1,079,000	14,354,000	477,000
Dugayan National High School	4,778,000	685,000	5,463,000	219,000
Dulyan Integrated School	431,000	345,000	776,000
Gupitan Integrated School	3,484,000	517,000	4,001,000	155,000
Igangon Integrated School	3,500,000	629,000	4,129,000	213,000
Kamansi Integrated School	434,000	345,000	779,000
Kapatagan Integrated School	3,182,000	620,000	3,802,000	155,000
Kinamayan Integrated School	7,162,000	935,000	8,097,000	697,000
La Libertad National High School	11,571,000	993,000	12,564,000	451,000
La Paz National High School	8,196,000	835,000	9,031,000	860,000
Langan Integrated School	1,297,000	431,000	1,728,000
Limbaan National High School	17,475,000	1,321,000	18,796,000	659,000
Linao National High School	9,155,000	1,111,000	10,266,000	487,000
Lumabag Integrated School	1,739,000	378,000	2,117,000
Luna National High School	11,837,000	931,000	12,768,000	454,000
Mabantao National High School	8,440,000	826,000	9,266,000	155,000
Mabuhay National High School	6,625,000	628,000	7,253,000	245,000
Macgum Integrated School	1,739,000	461,000	2,200,000	155,000
Magatos Integrated School	2,601,000	663,000	3,264,000	213,000
Maguintalunan Integrated School	863,000	345,000	1,208,000
Magwawa Integrated School	1,736,000	483,000	2,219,000	155,000
Mambago Integrated School	863,000	345,000	1,208,000
Mangguangan Integrated School	863,000	386,000	1,249,000	155,000
Mangkay Integrated School	863,000	345,000	1,208,000
Marsman National High School	6,747,000	651,000	7,398,000	330,000
Mesaoy National High School	10,790,000	999,000	11,789,000	469,000
Mesolong Integrated School	4,554,000	612,000	5,166,000	155,000
Naseco Integrated School	1,797,000	352,000	2,149,000	155,000
Nasilaban Integrated School	2,183,000	362,000	2,545,000
Natulinan National High School	863,000	588,000	1,451,000
New Casay Integrated School	863,000	420,000	1,283,000	155,000
Paiton Integrated School	2,605,000	442,000	3,047,000
Palma Gil Integrated School	872,000	345,000	1,217,000	155,000
Pamacaun Integrated School		491,000	491,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	943
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Pinamuno National High School	3,158,000	683,000	3,841,000	186,000
Ramon S. Segundo, Sr. National High School	2,191,000	677,000	2,868,000	204,000
Rizal Integrated School	872,000	345,000	1,217,000	155,000
Salvacion National High School	15,316,000	1,225,000	16,541,000	670,000
Sampao Integrated School	5,219,000	674,000	5,893,000	289,000
Semong National High School	7,604,000	708,000	8,312,000	220,000
Sonlon National High School	14,271,000	1,094,000	15,365,000	601,000
Sta. Fe National High School	4,951,000	697,000	5,648,000	180,000
Sua-on National High School	8,818,000	743,000	9,561,000	312,000
Talomo National High School		673,000	673,000
Tanglaw National High School	11,873,000	1,169,000	13,042,000	1,068,000
Tibucag Integrated School	1,373,000	373,000	1,746,000
Tubod National High School	19,580,000	1,417,000	20,997,000	1,022,000
Tulalian National High School	8,168,000	1,013,000	9,181,000	761,000
Upper Tagasan Integrated School	1,294,000	402,000	1,696,000

Division of Davao del Sur	219,515,000	26,562,000	246,077,000	6,906,000

Division Office - Proper	4,250,000		4,250,000
Bangkal National High School	13,947,000	1,241,000	15,188,000	403,000
Bato National High School	11,290,000	1,228,000	12,518,000	421,000
Bolton National High School	1,294,000	689,000	1,983,000
Don Amancio Bendigo, Sr. Integrated School		345,000	345,000
Felipe - Inocencia Deluao National High School	5,293,000	715,000	6,008,000	227,000
Kasuga National High School	3,235,000	654,000	3,889,000
Kimlawis National High School	3,131,000	552,000	3,683,000	218,000
Lapulabao National High School	4,324,000	987,000	5,311,000	297,000
Libertad National High School	4,700,000	569,000	5,269,000
Lower Bala National High School	12,211,000	1,300,000	13,511,000	619,000
Mabuhay National High School	7,837,000	1,186,000	9,023,000	434,000
Maibo National High School		626,000	626,000
Malinao National High School of Arts and Trade	5,216,000	681,000	5,897,000
Manual National High School		739,000	739,000
Manuel Francisco C. Ramos, Sr. National High School	12,463,000	1,017,000	13,480,000
Maria Cleta R. Delos Cientos National High School	7,140,000	879,000	8,019,000
Molopolo National High School	22,432,000	1,723,000	24,155,000	583,000
New Clarin National High School	8,212,000	911,000	9,123,000	155,000
New Katipunan National High School	5,593,000	791,000	6,384,000	155,000
Pedro A. Arches National High School	17,646,000	1,405,000	19,051,000	781,000
Perfecto O. Sagarino, Sr. National High School	3,573,000	675,000	4,248,000	163,000
Sacub National High School	8,523,000	969,000	9,492,000	566,000
Salud Cagas Technical & Vocational High School	5,960,000	942,000	6,902,000	284,000
San Isidro National High School	5,900,000	787,000	6,687,000
Sibulan National High School	7,198,000	679,000	7,877,000	247,000
Sinawilan National High School	15,486,000	1,449,000	16,935,000	535,000
Tacul Agricultural High School	16,075,000	1,395,000	17,470,000	500,000
Tudaya National High School	4,331,000	731,000	5,062,000	155,000
Zosimo S. Magdadaro National High School	2,255,000	697,000	2,952,000	163,000

Division of Digos City	51,736,000	8,921,000	60,657,000	4,936,000

Division Office - Proper	1,040,000		1,040,000
Balabag National High School	1,726,000	687,000	2,413,000
Dawis National High School	4,978,000	905,000	5,883,000
Goma National High School	3,037,000	770,000	3,807,000	193,000
Igpit National High School	4,978,000	1,164,000	6,142,000
Kapatagan National High School	18,474,000	1,808,000	20,282,000	1,438,000
Matti National High School	7,549,000	1,455,000	9,004,000	992,000
Palan Bagobo-Tagabawa National High School		546,000	546,000
Ruparan National High School	7,292,000	759,000	8,051,000	210,000
Senior High School in Digos City				1,925,000
Soong National High School	2,662,000	827,000	3,489,000	178,000

Division of Island Garden City of Samal	129,128,000	16,727,000	145,855,000	6,895,000

Division Office - Proper	2,454,000		2,454,000
Anonang National High School	12,182,000	1,198,000	13,380,000	1,149,000
Balet National High School	7,132,000	709,000	7,841,000	155,000

944	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Bandera National High School	4,480,000	726,000	5,206,000	266,000
Cogon National High School	11,989,000	1,228,000	13,217,000	489,000
Del Monte National High School	7,635,000	882,000	8,517,000	365,000
Diosdado Alorro, Sr. National High School	4,445,000	700,000	5,145,000	183,000
Don Esteban Dasalla National High School	6,451,000	697,000	7,148,000	186,000
Gamban Dadatan National High School	3,073,000	601,000	3,674,000	177,000
Kaputian National High School	11,811,000	1,147,000	12,958,000	484,000
Leonardo B. Canillo National High School	431,000	612,000	1,043,000
Libertad National High School	5,254,000	708,000	5,962,000	195,000
Limao National High School	4,002,000	762,000	4,764,000	155,000
Matanos National High School	12,136,000	957,000	13,093,000	218,000
Maximo A. Arellano National High School		656,000	656,000	155,000
Remedios C. Ortiz National High School	863,000	586,000	1,449,000
Samal Senior High School				1,235,000
San Antonio National High School	5,547,000	634,000	6,181,000	165,000
San Isidro Integrated School	3,131,000	659,000	3,790,000	249,000
San Jose National High School	3,143,000	678,000	3,821,000	204,000
Sta. Cruz National High School	13,271,000	1,177,000	14,448,000	555,000
Tagbitan-ag National High School	6,544,000	788,000	7,332,000	155,000
Tagpopongan National High School	3,154,000	622,000	3,776,000	155,000

Division of Mati City	111,485,000	18,365,000	129,850,000	5,147,000

Division Office - Proper	2,171,000		2,171,000
Bobon National High School	11,025,000	1,361,000	12,386,000	497,000
Buso National High School	10,434,000	1,147,000	11,581,000	378,000
Cabuaya Integrated School	2,589,000	652,000	3,241,000
City of Mati National High School	4,362,000	1,573,000	5,935,000	667,000
Culian Integrated School	872,000	475,000	1,347,000	155,000
Davao Oriental Regional Science High School	12,590,000	3,299,000	15,889,000	606,000
Don Enrique Lopez National High School	5,950,000	864,000	6,814,000	325,000
Don Salvador Lopez National High School	11,433,000	1,178,000	12,611,000	340,000
Doña Rosa Garcia Rabat Memorial National High School	8,827,000	984,000	9,811,000	155,000
Lanca Integrated School	866,000	448,000	1,314,000
Lawigan National High School	7,116,000	981,000	8,097,000	358,000
Libudon National High School	10,981,000	1,128,000	12,109,000	307,000
Licop Integrated School	2,352,000	492,000	2,844,000	155,000
Luban Integrated School	1,726,000	484,000	2,210,000	155,000
Macambol National High School	4,658,000	897,000	5,555,000	302,000
Mayo National High School	7,275,000	1,027,000	8,302,000	342,000
Sanghay National High School		552,000	552,000	199,000
Taguibo Agricultural Vocational High School	6,258,000	823,000	7,081,000	206,000

Division of Panabo City	57,725,000	9,813,000	67,538,000	8,022,000

Division Office - Proper	1,229,000		1,229,000
Cagangohan National High School	6,503,000	1,334,000	7,837,000	155,000
Desiderio F. Dalisay, Sr. National High School	1,726,000	652,000	2,378,000
Kasilak National High School	1,726,000	620,000	2,346,000
Kauswagan National High School	10,162,000	933,000	11,095,000	416,000
Little Panay National High School	5,551,000	915,000	6,466,000	360,000
Lorenzo T. Concepcion Integrated School	431,000	460,000	891,000
Mabunao National High School	2,691,000	718,000	3,409,000	264,000
Malativas National High School	5,783,000	666,000	6,449,000	269,000
Manay National High School	11,045,000	1,010,000	12,055,000	629,000
Nanyo National high School	431,000	705,000	1,136,000
Panabo City Senior High School				5,455,000
Quezon National High School	3,080,000	1,034,000	4,114,000	256,000
Sindaton National High School	7,367,000	766,000	8,133,000	218,000

Division of Tagum City	37,474,000	4,847,000	42,321,000	3,320,000

Division Office - Proper	662,000		662,000
Busaon Integrated School	5,779,000	642,000	6,421,000	261,000
Canocotan National High School	13,751,000	1,114,000	14,865,000	538,000
Liboganon Integrated School	4,184,000	585,000	4,769,000	193,000
Magdum National High School	8,152,000	1,317,000	9,469,000	373,000
Pandapan Integrated School	4,946,000	780,000	5,726,000	200,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	945
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
San Agustin Integrated School		409,000	409,000
Tagum City Regional Academy for Senior High School				1,755,000

Region XII - SOCCSKSARGEN	3,142,527,000	419,454,000	3,561,981,000	138,959,000

Division of Cotabato	1,071,251,000	142,636,000	1,213,887,000	35,853,000

Division Office - Proper	21,070,000		21,070,000
Agriculture High School	12,119,000	996,000	13,115,000
Agriculture National High School - Baliki Annex	447,000	573,000	1,020,000
Agustin M. Valdevieso, Sr. High School	9,209,000	931,000	10,140,000	208,000
Aleosan National High School	11,859,000	1,153,000	13,012,000	781,000
Alibayon High School	2,419,000	615,000	3,034,000	155,000
Aliudin-Pontongan Integrated School		400,000	400,000
Anapolon National High School		519,000	519,000
Aringay National High School	9,448,000	1,065,000	10,513,000	533,000
Arizona High School	7,127,000	685,000	7,812,000	327,000
B.A. Calamba National High School	10,218,000	734,000	10,952,000	380,000
Bacong National High School	863,000	711,000	1,574,000
Badiangon High School	5,640,000	619,000	6,259,000
Bagumbayan High School	3,677,000	573,000	4,250,000
Balite High School	3,622,000	710,000	4,332,000	155,000
Banayal High School	8,864,000	764,000	9,628,000	370,000
Bangkal High School	1,294,000	558,000	1,852,000
Bannawag High School	8,620,000	1,022,000	9,642,000	325,000
Barangiran High School		610,000	610,000
Barongis High School	4,505,000	661,000	5,166,000	169,000
Basak National High School	8,826,000	778,000	9,604,000	289,000
Bato High School	863,000	557,000	1,420,000
Bentangan High School	4,927,000	759,000	5,686,000	210,000
Bialong High School	2,167,000	729,000	2,896,000
Bienvenido Orteza National High School	1,314,000	625,000	1,939,000
Binoongan High School	3,052,000	566,000	3,618,000
Bongolanon High School	2,608,000	641,000	3,249,000	176,000
Buenavida National High School (New Israel National High School - Buenavida Annex)	3,275,000	599,000	3,874,000
Buhay High School	1,768,000	581,000	2,349,000
Bulakanon High School	14,304,000	1,399,000	15,703,000	1,017,000
Busaon Integrated School		335,000	335,000
Cabilao High School	2,186,000	570,000	2,756,000
Calunasan High School	7,043,000	669,000	7,712,000
Camutan High School	4,096,000	625,000	4,721,000
Carugmanan National High School		579,000	579,000
Cawilihan High School	1,764,000	568,000	2,332,000
Central Panatan Integrated School	431,000	345,000	776,000
Cesar B. Equipado High School		655,000	655,000
Cesar C. Cabaya, Sr. High School	3,033,000	609,000	3,642,000
Dado High School	17,949,000	1,642,000	19,591,000	1,230,000
Dalapitan High School	13,705,000	1,021,000	14,726,000	548,000
Dallag High School	6,302,000	658,000	6,960,000	179,000
Datu Ambel High School	2,228,000	653,000	2,881,000
Datu Bitol Mangansakan Memorial High School	7,999,000	997,000	8,996,000
Datu Dalandag National High School (Pikit National High School - Datu Dalandag Memorial Annex)	7,692,000	685,000	8,377,000	363,000
Datu Guiabo High School	1,743,000	603,000	2,346,000
Datu Guiambangan National High School		581,000	581,000
Datu Ladayon High School	3,190,000	537,000	3,727,000
Datu Mambiling Ansabo High School	863,000	578,000	1,441,000
Datu Mantangkil High School	1,307,000	524,000	1,831,000
Datu Sundungan High School	863,000	586,000	1,449,000
Dimakanit High School	4,216,000	644,000	4,860,000
Don Antonio Jayme Memorial High School	9,893,000	772,000	10,665,000	566,000
Don Panaca High School	1,294,000	560,000	1,854,000
Dr. Onofre H. Campo High School	1,303,000	634,000	1,937,000	286,000
Dualing High School	15,193,000	1,159,000	16,352,000	903,000
Dungoan High School	1,726,000	743,000	2,469,000

946	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Elpidio M. Singco National High School	4,125,000	635,000	4,760,000
Ernesto Agustin Reyes High School	11,770,000	1,136,000	12,906,000	495,000
Estado High School	431,000	559,000	990,000
F. A. Andolana Memorial High School (Greenfield National High School - Sto. Niño Annex)	6,267,000	645,000	6,912,000	222,000
Ganatan High School	431,000	658,000	1,089,000
Garsika National High School	1,729,000	593,000	2,322,000
Gastav High School		624,000	624,000
Generoso A. Reovoca, Sr. High School	2,170,000	593,000	2,763,000
Gil B. Manalo High School	7,190,000	842,000	8,032,000
Greenhill High School	2,717,000	602,000	3,319,000
Guiling High School	1,739,000	757,000	2,496,000
Idaoman High School	1,303,000	571,000	1,874,000
Ilian High School	863,000	547,000	1,410,000
Ilustre High School	6,323,000	710,000	7,033,000	263,000
Imamaling High School	1,726,000	560,000	2,286,000	264,000
Inac High School	2,617,000	522,000	3,139,000
Indangan National High School	5,938,000	631,000	6,569,000
James Q. Llaban, Sr. High School	1,739,000	565,000	2,304,000
Jose Rizal National High School	8,654,000	837,000	9,491,000	388,000
Juan C. Brosas Integrated School		459,000	459,000
Juan Dillo Memorial High School	3,123,000	648,000	3,771,000
Kabalantian High School	7,894,000	773,000	8,667,000	345,000
Kabulacan High School	5,518,000	719,000	6,237,000
Kalakacan High School	863,000	581,000	1,444,000
Kamarahan High School	7,050,000	625,000	7,675,000
Kamasi High School	3,104,000	563,000	3,667,000
Katalicanan High School	1,396,000	661,000	2,057,000	335,000
Katipunan High School	8,064,000	790,000	8,854,000	616,000
Kiaring High School	5,364,000	746,000	6,110,000
Kibia High School	8,775,000	855,000	9,630,000	444,000
Kibudtungan National High School	15,735,000	1,270,000	17,005,000	576,000
Kinayawan National High School		563,000	563,000
Kisandal High School	863,000	527,000	1,390,000
Kisupaan High School	431,000	585,000	1,016,000
Kitub-bao National High School	19,516,000	1,615,000	21,131,000	1,169,000
Kitubod High School	5,717,000	749,000	6,466,000	163,000
Kulaman Valley High School	863,000	541,000	1,404,000
La Esperanza Integrated School		345,000	345,000
Ladtingan National High School	6,753,000	1,018,000	7,771,000
Lampayan National High School	8,608,000	859,000	9,467,000	200,000
Lanao-Kuran National Vocational and Technical High School	3,659,000	633,000	4,292,000	194,000
Langayen-ZT Hamid High School		613,000	613,000
Latagan High School	863,000	592,000	1,455,000
Leonardo Romero, Sr. High School	2,204,000	752,000	2,956,000	174,000
Lepaga High School	4,820,000	690,000	5,510,000
Libertad National High School	863,000	557,000	1,420,000
Lika National High School - Katipunan Annex	1,423,000	610,000	2,033,000
Liliongan National High School	6,199,000	1,038,000	7,237,000	401,000
Lomonay Integrated School	863,000	422,000	1,285,000
Luayon National High School (New Israel National High School - Luayon Annex)	4,540,000	571,000	5,111,000
Lumayong High School (Kabacan National High School - Lumayong Annex)	12,004,000	941,000	12,945,000	469,000
Luz Village High School	2,186,000	629,000	2,815,000
Ma. Caridad National High School		535,000	535,000
Mahongkog High School	4,517,000	636,000	5,153,000	169,000
Makalangot High School	3,624,000	564,000	4,188,000
Malabuan National High School (Bulakanon National High School - Malabuan Annex)	9,772,000	833,000	10,605,000	396,000
Malagap Integrated School		335,000	335,000
Malamote High School	4,188,000	668,000	4,856,000	178,000
Malamote National High School (Kimagango National High School - Malamote Annex)	5,322,000	684,000	6,006,000
Malapag High School	20,777,000	1,447,000	22,224,000	670,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	947
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Malapang High School	1,736,000	555,000	2,291,000
Malasila National Vocational and Technological High School	12,318,000	1,494,000	13,812,000	730,000
Malatab High School	5,260,000	758,000	6,018,000	238,000
Malibatuan High School	9,478,000	708,000	10,186,000	322,000
Malinao High School	27,575,000	2,147,000	29,722,000	1,136,000
Malire National High School	447,000	744,000	1,191,000
Malugasa Integrated School		345,000	345,000
Malungon High School	4,134,000	533,000	4,667,000
Manglicmot High School	5,016,000	725,000	5,741,000	243,000
Manili High School	431,000	669,000	1,100,000
Manobisa High School	2,605,000	745,000	3,350,000	176,000
Manobo National High School	8,544,000	869,000	9,413,000	236,000
Manuangan High School	8,513,000	703,000	9,216,000	236,000
Manumba National High School (Magpet National High School - Tagbak Annex)	6,341,000	647,000	6,988,000	158,000
Marbel National High School	7,520,000	699,000	8,219,000
Marciano Dahan High School	7,978,000	957,000	8,935,000	568,000
Mariano Untal High School	18,628,000	1,586,000	20,214,000	1,468,000
Matalam National High School Brgy. Linao - Alimodian Annex	10,392,000	747,000	11,139,000	274,000
Meocan High School	7,668,000	815,000	8,483,000	421,000
Minapan High School	8,314,000	998,000	9,312,000	474,000
Napalico National Vocational and Technological High School	3,667,000	552,000	4,219,000
New Caridad National Vocational and Technical High School	3,606,000	562,000	4,168,000
New Cebu High School	9,407,000	791,000	10,198,000	307,000
New Israel High School	7,560,000	678,000	8,238,000	155,000
New Leon High School	1,752,000	651,000	2,403,000
New Rizal High School	10,650,000	980,000	11,630,000	413,000
Nicaan High School	19,804,000	1,457,000	21,261,000	804,000
Nueva Vida National High School	17,378,000	1,082,000	18,460,000	1,050,000
Osias High School	4,114,000	795,000	4,909,000
Padura-Espabo High School	8,018,000	799,000	8,817,000	274,000
Pagangan High School	8,312,000	1,039,000	9,351,000	188,000
Palacat High School	1,294,000	542,000	1,836,000
Patindeguen High School	7,435,000	905,000	8,340,000	200,000
Pentil High School	3,524,000	598,000	4,122,000
Pigcawaran National High School	7,961,000	723,000	8,684,000	233,000
Pigcawayan National High School - New Culasi Annex		536,000	536,000
Pinamulaan National High School		647,000	647,000
Presbitero High School	23,208,000	1,737,000	24,945,000	1,212,000
President Roxas National High School - Datu Inda Annex	2,183,000	567,000	2,750,000
Rajah Sumunsang High School	1,294,000	607,000	1,901,000
Rangayen High School	4,985,000	749,000	5,734,000	167,000
Ranzo National High School	4,934,000	822,000	5,756,000	249,000
Raradangan Integrated School	863,000	388,000	1,251,000
Ricardo L. Ipong National High School (Kisante National High School - Old Bulatukan Annex)	11,176,000	855,000	12,031,000	383,000
Sagkungan Integrated School	863,000	365,000	1,228,000
Saguing National High School	5,434,000	833,000	6,267,000
Salama National High School	5,990,000	866,000	6,856,000	249,000
Salasang National High School		568,000	568,000
Salat High School	863,000	563,000	1,426,000
Sallab High School	3,481,000	557,000	4,038,000
Salunayan High School	18,175,000	1,452,000	19,627,000	852,000
Salvacion High School	1,726,000	577,000	2,303,000
San Miguel Integrated School		413,000	413,000
Sarayan High School	11,089,000	800,000	11,889,000	309,000
Sibsib National High School	14,787,000	1,282,000	16,069,000	728,000
Silik High School	20,972,000	1,485,000	22,457,000	1,311,000
Simeon Panganiban National High School	3,040,000	724,000	3,764,000
Sta. Maria High School	5,574,000	634,000	6,208,000
Sto. Niño High School	863,000	587,000	1,450,000
Sultan Memorial High School	10,526,000	909,000	11,435,000	373,000
Taguranao High School	5,032,000	686,000	5,718,000
Takepan High School	22,889,000	1,553,000	24,442,000	779,000
Tambad High School	3,484,000	565,000	4,049,000

948	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Tamped High School	863,000	604,000	1,467,000
Temporan National High School (Magpet National High School - Temporan Annex)	4,122,000	661,000	4,783,000	155,000
Timuey Anguang B. Campong Integrated School	2,158,000	441,000	2,599,000
Tomado High School	5,313,000	723,000	6,036,000
Tonganon National High School	2,212,000	659,000	2,871,000
Tuael High School	6,566,000	634,000	7,200,000
Tubak National High School	17,814,000	1,021,000	18,835,000	515,000
Tukuran T. Kendenga High School	3,046,000	526,000	3,572,000
Upper Mingading High School	1,297,000	625,000	1,922,000
Upper Paatan High School	3,963,000	609,000	4,572,000
Victor S. Manlinoc High School	2,177,000	631,000	2,808,000
Villarica High School	20,224,000	1,483,000	21,707,000	966,000
Yanson High School	5,368,000	600,000	5,968,000

Division of General Santos City	272,809,000	30,841,000	303,650,000	14,434,000

Division Office - Proper	5,289,000		5,289,000
Alagao National High School of General Santos City		1,069,000	1,069,000
Antonino G. Busano, Sr. High School (Conel National High School)	27,099,000	1,799,000	28,898,000	1,182,000
Aspang High School		548,000	548,000
Baluan National High School	4,017,000	1,494,000	5,511,000	495,000
Bawing High School	21,258,000	1,792,000	23,050,000	1,025,000
Buayan National High School	27,335,000	1,509,000	28,844,000	365,000
Buscano High School (A.G. Buscano, Sr. High School Annex)	447,000	722,000	1,169,000	185,000
Calumpang High School	1,294,000	1,042,000	2,336,000	155,000
Dadiangas North High School	27,223,000	2,524,000	29,747,000	1,045,000
Datu Andiam Manza National High School	14,776,000	1,382,000	16,158,000	690,000
Datu B. Balunto National High School	1,400,000	939,000	2,339,000	269,000
Engracia L. Valdomar National High School	19,386,000	1,901,000	21,287,000	852,000
General Santos City High School - Banisil Annex	33,955,000	2,706,000	36,661,000	1,552,000
General Santos City High School - Lanton Annex	4,275,000	1,818,000	6,093,000	1,879,000
General Santos City SPED Integrated School	49,834,000	4,022,000	53,856,000	2,544,000
Johnny Ang National High School	23,063,000	1,872,000	24,935,000	1,085,000
Labangal National High School - Ligaya Annex	2,216,000	788,000	3,004,000	231,000
Labangal National High School - Pao-Pao High School Annex	1,344,000	726,000	2,070,000	190,000
Lagao National High School Annex	1,337,000	911,000	2,248,000	228,000
Samboang - Ngilay High School	5,867,000	662,000	6,529,000	237,000
Upper Labay National High School	1,394,000	615,000	2,009,000	225,000

Division of Kidapawan City	129,147,000	16,739,000	145,886,000	6,254,000

Division Office - Proper	2,549,000		2,549,000
Binoligan Integrated School	3,962,000	512,000	4,474,000	157,000
Datu Igwas IP Integrated School	1,916,000	423,000	2,339,000
Gayola National High School (Amas National High School - Gayola National High School Annex)	4,983,000	657,000	5,640,000	206,000
Juan L. Gantuangco School of Arts & Trades	8,518,000	1,055,000	9,573,000	779,000
Juan P. Jalipa Memorial High School	7,898,000	965,000	8,863,000	274,000
Kalaisan National High School	9,494,000	1,022,000	10,516,000	474,000
Lake Agco Integrated School	4,269,000	510,000	4,779,000
Lanao National High School	3,469,000	915,000	4,384,000	155,000
Linagkob National High School	5,963,000	775,000	6,738,000	261,000
Macebolig Integrated School	4,161,000	543,000	4,704,000	155,000
Manongol National High School	9,735,000	1,144,000	10,879,000	728,000
Marbel National High School		623,000	623,000	155,000
Marciano Mancera Integrated School	7,471,000	821,000	8,292,000	167,000
Mt. Apo National High School	6,555,000	705,000	7,260,000	155,000
Mua-an Integrated School	4,262,000	543,000	4,805,000
Nuangan Integrated School	4,492,000	486,000	4,978,000
Onica National High School	3,748,000	644,000	4,392,000	155,000
Patadon High School	5,036,000	713,000	5,749,000	192,000
Perez Integrated School, Kidapawan	5,646,000	659,000	6,305,000	217,000
Puasinda Integrated School	4,212,000	548,000	4,760,000
Saniel Cruz National High School	10,272,000	1,148,000	11,420,000	1,466,000
Singao Integrated School	4,210,000	613,000	4,823,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	949
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Spottswood National High School	6,326,000	715,000	7,041,000	403,000

Division of Koronadal City	24,482,000	4,968,000	29,450,000	2,306,000

Division Office - Proper	473,000		473,000
Concepcion National High School	17,951,000	1,556,000	19,507,000	1,083,000
Esperanza National High School - Annex, San Jose Campus		1,337,000	1,337,000	713,000
Governor Sergio B. Morales National High School	431,000	1,049,000	1,480,000
Rotonda National High School	5,627,000	1,026,000	6,653,000	510,000

Division of Sarangani	604,685,000	69,863,000	674,548,000	22,002,000

Division Office - Proper	11,903,000		11,903,000
Alabel Integrated School	12,577,000	1,151,000	13,728,000	880,000
Alegria National High School	15,141,000	1,078,000	16,219,000	713,000
Alna IP Integrated School		335,000	335,000
Amado M. Quirit, Sr. National High School	2,199,000	651,000	2,850,000	276,000
Anecito Bartulaba Integrated School	3,123,000	444,000	3,567,000	155,000
Baliton National High School	11,575,000	995,000	12,570,000	350,000
Banata National High School - Malungon Gamay National High School Annex	8,950,000	692,000	9,642,000	249,000
Bangkal Integrated School	880,000	345,000	1,225,000
Banlas Integrated School	1,307,000	345,000	1,652,000
Banlibato Integrated School	3,186,000	489,000	3,675,000	155,000
Batotoling Integrated School	1,736,000	409,000	2,145,000	155,000
Batulaki High School	4,551,000	463,000	5,014,000	251,000
Biangan Integrated School	2,617,000	482,000	3,099,000	190,000
B’laan Integrated School	4,103,000	433,000	4,536,000
Blat Integrated School	3,481,000	346,000	3,827,000	155,000
Bongo Integrated School	3,058,000	486,000	3,544,000	155,000
Cabales Enarbia, Sr. Integrated School	10,634,000	974,000	11,608,000	314,000
Cablalan Integrated School	4,542,000	536,000	5,078,000	155,000
Calonkambing Integrated School	431,000	345,000	776,000
Camen Wata Bagi National High School		509,000	509,000
Colon National High School - Aniceto Lopez Annex	15,943,000	1,226,000	17,169,000	733,000
Columbio Integrated School	863,000	394,000	1,257,000
Consolacion Integrated School	3,634,000	426,000	4,060,000	155,000
Daan Suyan High School	8,148,000	713,000	8,861,000	279,000
Dakok Tamulon Integrated School	1,746,000	405,000	2,151,000
Dalamuan Integrated School	3,938,000	391,000	4,329,000
Danao Integrated School	3,177,000	397,000	3,574,000
Datal Anggas Integrated School	4,498,000	692,000	5,190,000	243,000
Datal Basak Indigenous People School	1,307,000	363,000	1,670,000
Datal Bila Integrated School	3,066,000	381,000	3,447,000
Datalbatong Integrated School	5,969,000	529,000	6,498,000	178,000
Datu Abdulbali Integrated School	2,733,000	480,000	3,213,000
Datu Abdullah Tondog Integrated School		335,000	335,000
Datu Molod Integrated School	7,676,000	669,000	8,345,000	246,000
Datu Pangolima Integrated School	9,043,000	898,000	9,941,000	454,000
Domnar-Lopez-Copada IP Integrated School	1,303,000	455,000	1,758,000
Domolok Integrated School	4,048,000	529,000	4,577,000	155,000
E. Alegado Integrated School	5,892,000	534,000	6,426,000	155,000
Edro Malayo Integrated School	863,000	347,000	1,210,000
Edsa Integrated School	1,294,000	345,000	1,639,000
Elena M. Mapaña National High School	2,161,000	659,000	2,820,000
Falel Kesbung Integrated School	2,617,000	345,000	2,962,000
Francisco A. Cagang Integrated School	3,062,000	396,000	3,458,000
Glan Central Integrated SPED Center	2,263,000	554,000	2,817,000
Glan Padidu National High School - San Vicente Annex	7,356,000	667,000	8,023,000	232,000
Green Valley Integrated School	1,729,000	389,000	2,118,000
Gulo Integrated School	1,294,000	488,000	1,782,000
Hadji Musa Integrated School	6,425,000	592,000	7,017,000	228,000
Happy Valley Integrated School	2,666,000	448,000	3,114,000	155,000
James Alfred Strong Integrated School	1,739,000	426,000	2,165,000	155,000
JBT Caing, Sr. Integrated School	14,300,000	1,210,000	15,510,000	406,000
Jose Ah Young Integrated School	1,769,000	405,000	2,174,000	155,000
JP Laurel Integrated School	2,297,000	440,000	2,737,000	185,000

950	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Kablacan Integrated School	8,985,000	682,000	9,667,000	188,000
Kaltuad Integrated School	863,000	386,000	1,249,000
Kawas National High School	8,943,000	892,000	9,835,000	378,000
Kawayan Integrated School	1,362,000	354,000	1,716,000
Kiahe Integrated School	5,729,000	651,000	6,380,000	185,000
Kiamba National High School	32,514,000	2,630,000	35,144,000	1,823,000
Kibac Integrated School	1,743,000	379,000	2,122,000	155,000
Kinabalan Integrated School	3,929,000	432,000	4,361,000	155,000
Kisoy National High School	863,000	545,000	1,408,000
Kyumad Integrated School	5,043,000	581,000	5,624,000	216,000
Laginan Integrated School	5,009,000	462,000	5,471,000	200,000
Lamlabong Integrated School	3,080,000	399,000	3,479,000	155,000
Lamlifew Integrated School	4,488,000	428,000	4,916,000
Lanao Kapanglao Integrated School	863,000	397,000	1,260,000
Langkuas Integrated School	1,307,000	345,000	1,652,000
Lebe Integrated School	1,739,000	474,000	2,213,000	155,000
Leopoldo P. Dacera Integrated School	5,556,000	453,000	6,009,000	155,000
Libi Integrated School	4,119,000	503,000	4,622,000
Luis Casiple, Sr. Integrated School	2,742,000	387,000	3,129,000
Lumigo High School	6,199,000	523,000	6,722,000	160,000
Lutay Integrated School	4,009,000	464,000	4,473,000	175,000
Maguling National High School	16,761,000	1,317,000	18,078,000	687,000
Malabod Integrated School	2,212,000	425,000	2,637,000	155,000
Malalag National High School - Upo Annex	4,015,000	804,000	4,819,000	198,000
Malalag-Cogon National High School	14,194,000	958,000	15,152,000	517,000
Malandang National High School - Kiblat National High School Annex	5,958,000	724,000	6,682,000	201,000
Malandang National High School - Tamban Annex	11,545,000	916,000	12,461,000	662,000
Malapatan National High School - Kinam Annex	2,274,000	829,000	3,103,000	208,000
Malungon National High School	19,939,000	1,191,000	21,130,000	1,321,000
Malungon National High School - San Roque Annex	5,814,000	675,000	6,489,000	325,000
Malungon National High School - Upper Mainit Annex	10,306,000	827,000	11,133,000	396,000
Mangelen Integrated School	9,262,000	898,000	10,160,000	609,000
Matingao Integrated School	1,294,000	345,000	1,639,000
Miasong Integrated School	5,694,000	523,000	6,217,000	155,000
Millona Upper Suyan Integrated School	4,471,000	538,000	5,009,000	155,000
New Canaan Integrated School	6,636,000	662,000	7,298,000	249,000
Nian Integrated School	3,046,000	424,000	3,470,000	155,000
Nomoh Integrated School	6,011,000	507,000	6,518,000	175,000
Pag-asa Integrated School	4,991,000	564,000	5,555,000	185,000
Pait Integrated School	2,247,000	396,000	2,643,000
Panambalan Integrated School	1,736,000	395,000	2,131,000
Panamin Integrated School	2,177,000	390,000	2,567,000
Paraiso Integrated School	2,177,000	408,000	2,585,000	155,000
Perrett Central Integrated School	1,314,000	412,000	1,726,000
PH Millona Integrated School	7,784,000	676,000	8,460,000	276,000
Pongoleel Integrated School	3,177,000	391,000	3,568,000
Prudencio Mariano, Sr. Integrated School	2,170,000	441,000	2,611,000
Pula-Tana Integrated School	1,769,000	369,000	2,138,000
Rogaya Bajunaid Integrated School	6,515,000	565,000	7,080,000	175,000
Roque Adarna Integrated School	6,353,000	616,000	6,969,000	210,000
Salakit National High School	7,351,000	720,000	8,071,000	216,000
Salimama Integrated School	1,739,000	455,000	2,194,000
San Juan Integrated School	3,593,000	454,000	4,047,000
San Miguel Integrated School	1,303,000	345,000	1,648,000
Sarangani National Sports Academy	440,000	648,000	1,088,000
Segafu Esgapo Integrated School	1,294,000	399,000	1,693,000
Sofan Integrated School	2,200,000	447,000	2,647,000
Spring Integrated School	3,945,000	594,000	4,539,000	228,000
Tagaytay Integrated School	4,004,000	384,000	4,388,000	155,000
Talus National High School	8,526,000	679,000	9,205,000	309,000
Tampos Integrated School	4,458,000	425,000	4,883,000	155,000
Tandawanan Integrated School	1,297,000	345,000	1,642,000
Tangali Integrated School	4,123,000	362,000	4,485,000
Tangan Integrated School	4,593,000	465,000	5,058,000	155,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	951
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOES

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Tokawal National High School	9,427,000	872,000	10,299,000	444,000
Tonga Lim Siao, Sr. Integrated School	7,895,000	639,000	8,534,000	259,000
Tuyan Integrated School	4,431,000	524,000	4,955,000
Ulo Latian Integrated School		335,000	335,000
Upper Lumabat Integrated School	6,242,000	544,000	6,786,000	289,000
Wali Integrated School	6,084,000	638,000	6,722,000	256,000

Division of South Cotabato	616,738,000	88,091,000	704,829,000	38,243,000

Division Office - Proper	11,903,000		11,903,000
Acmonan Integrated School	434,000	420,000	854,000
Aflek National High School - Edward’s National High School Annex	872,000	703,000	1,575,000	220,000
Banga National High School - Lamba Campus	3,239,000	864,000	4,103,000	621,000
Banga National High School - Punong Grande Campus	4,209,000	801,000	5,010,000	274,000
Basag Integrated School		376,000	376,000
Basag National High School	883,000	776,000	1,659,000	287,000
Bengue Integrated School	863,000	391,000	1,254,000
Benigno S. Aquino Integrated School	434,000	354,000	788,000
Bentung Sulit National High School - Glamang Annex	961,000	1,075,000	2,036,000	763,000
Bianan Integrated School	434,000	401,000	835,000
Blit Integrated School	431,000	385,000	816,000
Bonifacio R. Tagaban, Sr. Integrated School	1,314,000	416,000	1,730,000	155,000
Bucay Pait National High School	10,326,000	1,055,000	11,381,000	492,000
Cebuano National High School	18,725,000	1,494,000	20,219,000	976,000
Centrala National High School	10,628,000	895,000	11,523,000	383,000
Cinco Integrated School	431,000	380,000	811,000
Colongulo National High School	6,654,000	1,026,000	7,680,000	474,000
Datal Biao Integrated School	434,000	414,000	848,000
Datal Bila Integrated School	863,000	474,000	1,337,000
Datal Dlanag Integrated School		402,000	402,000
Datal Tablo Integrated School	863,000	374,000	1,237,000
Datal Teblow Integrated School		369,000	369,000
Demamis Integrated School	866,000	453,000	1,319,000
Denlag Integrated School	1,294,000	535,000	1,829,000
Diata Integrated School	431,000	345,000	776,000
Diente Integrated School	863,000	380,000	1,243,000
Dumadalig Integrated School	4,128,000	703,000	4,831,000
E. Asion Integrated School	431,000	411,000	842,000
Edwards National High School	16,668,000	1,244,000	17,912,000	697,000
El Nonok Integrated School	7,791,000	595,000	8,386,000	251,000
Ellaw Integrated School		400,000	400,000
Emeliano P. Bacquial National High School - Tupi NHS Annex	1,423,000	911,000	2,334,000	647,000
Faviola Villa-Gasis National High School - San Miguel National High School Annex		671,000	671,000	200,000
Godwino Integrated School	2,759,000	598,000	3,357,000	195,000
Guinsangan National High School	7,633,000	707,000	8,340,000	187,000
Haliland Integrated School		366,000	366,000
Jose Natividad, Jr. Integrated School	431,000	345,000	776,000
Juan-Loreto Tamayo Integrated School	863,000	349,000	1,212,000
Kalyong Integrated School	872,000	409,000	1,281,000
Katipunan National High School	7,753,000	651,000	8,404,000	271,000
Kesegmung Integrated School	1,366,000	350,000	1,716,000
Klinan Integrated School	1,307,000	482,000	1,789,000
Kusan National High School	2,231,000	763,000	2,994,000	276,000
Laconon Integrated School	15,983,000	1,484,000	17,467,000	832,000
Lake Sebu National High School	30,570,000	2,242,000	32,812,000	2,457,000
Lake Sebu National High School - Kibang Campus	4,946,000	715,000	5,661,000	251,000
Lake Sebu National High School - Proper Ned Campus	1,297,000	1,040,000	2,337,000	424,000
Lake Soluton Integrated School	11,555,000	1,046,000	12,601,000
Lambangan Integrated School		444,000	444,000
Lambontong National High School	3,235,000	751,000	3,986,000	195,000
Lambukay Integrated School	872,000	431,000	1,303,000
Lamcade Integrated School	1,294,000	464,000	1,758,000
Lamcaliaf Integrated School		345,000	345,000
Lamhako Integrated School	3,245,000	511,000	3,756,000	155,000

952	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Lampari National High School	2,161,000	766,000	2,927,000	226,000
Lamsalome Integrated School	4,081,000	460,000	4,541,000
Lamsugod National High School	6,740,000	1,041,000	7,781,000	563,000
Laureano Escovidal Integrated School	1,828,000	502,000	2,330,000
Liberty National High School (Tampakan National High School - Liberty Annex)	9,537,000	948,000	10,485,000	385,000
LR Morandante Integrated School	1,294,000	593,000	1,887,000
Lubol Integrated School	2,714,000	405,000	3,119,000	155,000
Lumakil Integrated School	872,000	466,000	1,338,000	190,000
Lunen Integrated School	434,000	433,000	867,000
Lusok Integrated School	3,571,000	432,000	4,003,000	155,000
Maan National High School	2,224,000	808,000	3,032,000	281,000
Malaya National High School - Banga National High School Annex	4,400,000	847,000	5,247,000	535,000
Mangilala Integrated School	3,177,000	437,000	3,614,000
Naci Integrated School	4,013,000	695,000	4,708,000	241,000
Ned National High School	7,153,000	638,000	7,791,000	208,000
New Dumangas National High School	12,516,000	1,016,000	13,532,000	388,000
New Lambunao Integrated School	4,706,000	744,000	5,450,000	327,000
New Tupi Integrated School	872,000	438,000	1,310,000	155,000
Odos Angkoy Integrated School	1,726,000	570,000	2,296,000
Palakasam Integrated School	872,000	422,000	1,294,000	155,000
Palo 19 National High School	447,000	533,000	980,000
Panay National High School	12,249,000	1,192,000	13,441,000	416,000
Poblacion Polomolok National High School	58,155,000	3,756,000	61,911,000	3,989,000
Poblacion Polomolok National High School - Pablo Valencia Annex	6,684,000	1,021,000	7,705,000	700,000
Polo Integrated School	872,000	419,000	1,291,000
Polomolok Creek Integrated School	2,605,000	530,000	3,135,000	256,000
Polonuling National High School	27,703,000	1,531,000	29,234,000	834,000
Polonuling National High School - Kablon Campus	1,798,000	860,000	2,658,000	434,000
Polonuling National High School - Miasong Campus	1,362,000	713,000	2,075,000	355,000
Polonuling National High School - Simbo Campus	1,391,000	688,000	2,079,000	495,000
Pulo Subong Integrated School	3,052,000	543,000	3,595,000	155,000
Rang-ay Integrated School	6,792,000	728,000	7,520,000	459,000
Rizal (Bo. 3) National High School	440,000	855,000	1,295,000	317,000
Salacafe Integrated School	1,743,000	602,000	2,345,000
San Jose National High School	13,284,000	1,064,000	14,348,000	931,000
San Jose National High School - Lapuz National High School Annex	3,416,000	673,000	4,089,000	216,000
San Miguel National High School	17,415,000	1,298,000	18,713,000	550,000
San Vicente National High School	1,794,000	991,000	2,785,000	649,000
Sergio L. Legayda National High School	1,396,000	905,000	2,301,000	434,000
Silway 7 Integrated School	431,000	423,000	854,000
Silway 8 National High School	31,461,000	2,453,000	33,914,000	2,414,000
Simsiman Integrated School	434,000	481,000	915,000	155,000
Surallah National High School	18,288,000	1,204,000	19,492,000	1,019,000
Tablu National High School - Tampakan National High School Annex	1,828,000	628,000	2,456,000	210,000
Tacub Integrated School	3,141,000	438,000	3,579,000
Talahik Integrated School	866,000	446,000	1,312,000	155,000
Talisay Integrated School	10,312,000	948,000	11,260,000	456,000
Talufo Integrated School	3,684,000	607,000	4,291,000	155,000
Tampakan National High School	40,846,000	2,715,000	43,561,000	1,927,000
Tampakan National High School - Danlag Campus	2,271,000	634,000	2,905,000	174,000
Tampakan National High School - Lampitak Campus	4,579,000	865,000	5,444,000	279,000
Tantangan National High School	17,928,000	1,547,000	19,475,000	1,212,000
Tantangan National Trade High School	18,313,000	1,832,000	20,145,000	809,000
Taplan Integrated School		474,000	474,000
Tapok Integrated School	434,000	356,000	790,000
Tboli Integrated School	431,000	527,000	958,000
Tboli Sbu Senior High School				749,000
T’boyung Integrated School		384,000	384,000
Tudok Integrated School	863,000	345,000	1,208,000
Upper Klinan National High School - Landan Campus	7,634,000	1,089,000	8,723,000	776,000
Upper Klinan National High School - Palkan Annex	4,110,000	725,000	4,835,000	302,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	953
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Upper Maculan National High School	492,000	793,000	1,285,000	459,000
Upper Sepaka Integrated School	872,000	409,000	1,281,000	155,000
Upper Talahik Integrated School		345,000	345,000
Upper Tantangan Integrated School	1,729,000	453,000	2,182,000
Viray-Lising Integrated School	1,294,000	421,000	1,715,000

Division of Sultan Kudarat	378,526,000	60,547,000	439,073,000	17,686,000

Division Office - Proper	7,556,000		7,556,000
Antong Integrated School	3,979,000	615,000	4,594,000
Artemio L. Martin Integrated School	1,739,000	430,000	2,169,000	155,000
Bagumbayan National High School - Kapaya Annex	9,479,000	848,000	10,327,000	347,000
Bagumbayan National High School - Masiag Annex	880,000	799,000	1,679,000	254,000
Bagumbayan National High School - Sumilil Annex	431,000	653,000	1,084,000	155,000
Baluan National High School	1,726,000	826,000	2,552,000	535,000
Bolebok Integrated School	1,859,000	448,000	2,307,000	155,000
Bongo-Bongo Integrated School	866,000	345,000	1,211,000
Busok National High School	13,476,000	1,058,000	14,534,000	451,000
Capilan Integrated School	1,303,000	423,000	1,726,000
Chua Integrated School	2,783,000	438,000	3,221,000
Dante Integrated School	3,961,000	600,000	4,561,000	165,000
Datu Bak-Bak Apang Integrated School	431,000	345,000	776,000
Datu Etang Integrated School	2,297,000	376,000	2,673,000	155,000
Datu Ina Capitan Integrated School	863,000	345,000	1,208,000
Datu Ito Andong Integrated School	434,000	345,000	779,000
Datu Malayat Integrated School	434,000	479,000	913,000	155,000
Datu Matilondo Galmak National High School	17,125,000	1,596,000	18,721,000	860,000
Dimapitan Integrated School		345,000	345,000
Doña Catalina Integrated School	1,314,000	405,000	1,719,000
Dumolol Integrated School	863,000	423,000	1,286,000
E. Arcaño Memorial National High School (Basak National High School)	12,502,000	1,088,000	13,590,000	654,000
Esperanza National High School - Salumping National High School Annex	1,294,000	592,000	1,886,000	305,000
Estrella Integrated School	1,303,000	458,000	1,761,000
Gestosani Memorial Integrated School		345,000	345,000
Guintales Integrated School		345,000	345,000
Hinalaan Integrated School	863,000	402,000	1,265,000	155,000
Imam Adil Memorial Integrated School	872,000	556,000	1,428,000
Isuko Integrated School	1,357,000	501,000	1,858,000	155,000
Kabulanan Integrated School	1,743,000	408,000	2,151,000
Kalamansig National High School - Annex B		756,000	756,000	193,000
Kalamansig National High School - Sabanal HS Annex	1,294,000	684,000	1,978,000	155,000
Kalanawe II National High School	10,962,000	1,181,000	12,143,000	548,000
Keytodac National High School	7,213,000	895,000	8,108,000	375,000
Kilbog Integrated School	863,000	346,000	1,209,000
Kolong-Kolong Integrated School	872,000	432,000	1,304,000
Kuden National High School		525,000	525,000
Laguilayan National High School - Sultan Ali Akbar Sinegayan High School Annex	1,410,000	634,000	2,044,000	191,000
Lambayong National High School (Mariano Marcos) - Pimbalayan High School Annex	5,519,000	1,065,000	6,584,000	591,000
Langali Integrated School	4,787,000	612,000	5,399,000
Langgal National High School	19,559,000	1,058,000	20,617,000	192,000
Langgal National High School - Bugso National High School Annex		579,000	579,000
Langgal National High School - Datu Ampak U. Kawan Annex	492,000	670,000	1,162,000	155,000
Langgal National High School - Gapok Annex	7,914,000	971,000	8,885,000	406,000
Langgal National High School - Sewod Annex	431,000	725,000	1,156,000	155,000
Lebak National High School	16,853,000	1,002,000	17,855,000	332,000
Lebak National High School - Mangudadatu Annex	883,000	877,000	1,760,000	279,000
Legodon Integrated School	434,000	458,000	892,000
Limulan Integrated School	1,739,000	507,000	2,246,000
Madanding National High School	7,473,000	701,000	8,174,000	213,000
Maligaya Integrated School	2,183,000	590,000	2,773,000
Maligaya National High School	11,071,000	860,000	11,931,000	477,000

954	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
REGION / SDO / SECONDARY SCHOOLS	PS	MOOE	TOTAL	MOOE
Malok Integrated School	431,000	354,000	785,000
Mamali National High School	9,476,000	863,000	10,339,000	444,000
Mamansual Abdul National High School (Palimbang National High School - Kraan Annex)	897,000	824,000	1,721,000	388,000
Manirub Integrated School	2,247,000	418,000	2,665,000
Marawir Integrated School	1,307,000	582,000	1,889,000	155,000
Mayo Integrated School	2,285,000	667,000	2,952,000
Midtungok Integrated School	1,736,000	569,000	2,305,000
Milbuk National High School	23,608,000	1,891,000	25,499,000	1,222,000
Nabagbag Integrated School	431,000	345,000	776,000
New Natividad Integrated School	866,000	475,000	1,341,000
New Panay National High School	10,999,000	880,000	11,879,000	426,000
New Pangasinan National High School	8,788,000	900,000	9,688,000	355,000
Nuling Integrated School	872,000	386,000	1,258,000
Pakil Integrated School	431,000	345,000	776,000
Palavilla Integrated School	2,224,000	590,000	2,814,000	266,000
Palimbang National High School	32,473,000	2,222,000	34,695,000	1,565,000
Palimbang National High School - Kalibuhan Annex		639,000	639,000	193,000
Palumbe Integrated School		447,000	447,000
Pigel integrated School	866,000	345,000	1,211,000
Plamango Integrated School	2,620,000	565,000	3,185,000	155,000
President Quirino National High School - C. Mangilala High School	2,598,000	908,000	3,506,000	456,000
Purikay National High School	12,856,000	1,081,000	13,937,000	408,000
Ragandang Integrated School		243,000	243,000
Sabanal Integrated School	431,000	469,000	900,000
Salabaca National High School	9,048,000	830,000	9,878,000	398,000
Salaman National High School	863,000	653,000	1,516,000
Sangay National High School	6,331,000	863,000	7,194,000	233,000
Sen. Ninoy Aquino High School	15,514,000	1,589,000	17,103,000	1,063,000
Sigayan Integrated School	863,000	458,000	1,321,000
Sisiman Integrated School	431,000	445,000	876,000
Sta. Clara National High School	10,168,000	984,000	11,152,000	363,000
Sultan Sinanggayan Integrated School	2,302,000	456,000	2,758,000	155,000
Sultan Tibong Bote Integrated School	431,000	345,000	776,000
Tagadtal Integrated School	1,303,000	501,000	1,804,000
Tapudi Integrated School	5,783,000	750,000	6,533,000	317,000
Telafas National High School - Datalblao National High School Annex	988,000	599,000	1,587,000
Tibong-Tibong Integrated School	434,000	351,000	785,000
Tran National High School	6,411,000	615,000	7,026,000	206,000
Upper Bunawan Integrated School	1,736,000	546,000	2,282,000
Zeneben Integrated School	1,793,000	589,000	2,382,000

Division of Tacurong City	44,889,000	5,769,000	50,658,000	2,181,000

Division Office - Proper	756,000		756,000
Abang Suizo Integrated School	431,000	539,000	970,000
Apolinario S. Bernardo Memorial National High School	12,022,000	1,084,000	13,106,000	441,000
Rajah Muda National High School	7,562,000	817,000	8,379,000	223,000
San Emmanuel National High School	19,362,000	1,492,000	20,854,000	1,078,000
San Pablo National High School	1,726,000	987,000	2,713,000	241,000
Upper Katungal National High School	3,030,000	850,000	3,880,000	198,000

Region XIII - Caraga	1,442,575,000	256,132,000	1,698,707,000	81,785,000

Division of Agusan del Norte	277,190,000	36,538,000	313,728,000	15,825,000

Division Office - Proper	5,289,000		5,289,000
Abilan Integrated School		724,000	724,000	249,000
Agong-ong Integrated School		780,000	780,000	155,000
Balangbalang Integrated School		830,000	830,000	281,000
Bangonay National High School		794,000	794,000	160,000
Buenavista National High School	74,081,000	2,952,000	77,033,000	1,463,000
Buenavista West SPED Integrated School		1,265,000	1,265,000	325,000
Cahayagan Integrated School		730,000	730,000	210,000
Culit Integrated School		714,000	714,000	246,000
Cuyago National High School	15,281,000	1,127,000	16,408,000	426,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	955
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Doña Rosario National High School (Tubay National High School)		1,161,000	1,161,000	441,000
Durian National High School	15,914,000	917,000	16,831,000	155,000
Durian National High School - Casiklan National High School Annex		752,000	752,000	269,000
Durian National High School - Lawan-Lawan National High School Annex		358,000	358,000	155,000
E.G. Montilla Integrated School		701,000	701,000	246,000
F.S. Omayana Integrated School		406,000	406,000	185,000
Guinabsan National High School - Sangay National High School Annex		778,000	778,000	312,000
Guinabsan National High School - Simbalan National High School Annex		987,000	987,000	918,000
Hinandayan Integrated School		511,000	511,000	233,000
Jabonga National High School	16,309,000	1,397,000	17,706,000	642,000
Jaliobong National High School	8,820,000	1,025,000	9,845,000	449,000
Kitcharao National High School	18,448,000	1,942,000	20,390,000	1,192,000
Lekda Integrated School		506,000	506,000	261,000
Lingayao National High School	6,728,000	845,000	7,573,000	243,000
Magdagooc National High School	7,542,000	724,000	8,266,000	248,000
Manapa II Integrated School		620,000	620,000	155,000
Maningalao National High School	4,870,000	567,000	5,437,000	201,000
Manoligao Integrated School		449,000	449,000	170,000
Marcos Calo National High School	8,740,000	806,000	9,546,000	176,000
Mat-i National High School	15,658,000	1,165,000	16,823,000	525,000
Nasipit National High School	14,370,000	1,243,000	15,613,000	680,000
Pupotsan National High School		569,000	569,000	168,000
Rizal Integrated School		795,000	795,000	172,000
Sacol National High School		613,000	613,000
Sagbuco National High School		564,000	564,000
San Vicente National High School	3,087,000	672,000	3,759,000	187,000
Santiago National High School	20,878,000	2,073,000	22,951,000	1,141,000
Senior High School in Carmen, Agusan Del Norte				1,372,000
Tinigbasan National High School	6,066,000	636,000	6,702,000	215,000
Tubay National High School	23,524,000	1,757,000	25,281,000	753,000
Vinapor National High School	11,585,000	1,083,000	12,668,000	446,000

Division of Agusan del Sur	343,018,000	59,626,000	402,644,000	13,268,000

Division Office - Proper	6,895,000		6,895,000
Afga National High School	9,609,000	852,000	10,461,000	200,000
Agusan del Sur National Science High School	7,233,000	759,000	7,992,000	538,000
Alegria National High School		714,000	714,000
Angas Integrated School		548,000	548,000
Anislagan National High School	5,661,000	711,000	6,372,000	155,000
Anolingan Integrated School		359,000	359,000
Aurora National High School, Santa Josefa	9,371,000	702,000	10,073,000	155,000
Aurora National High School, Prosperidad		772,000	772,000	155,000
Azpetia National High School	12,913,000	967,000	13,880,000	489,000
Balobo Integrated School		367,000	367,000
Bayugan 3 National High School	18,798,000	1,313,000	20,111,000	535,000
Bayugan II National High School	10,112,000	870,000	10,982,000	221,000
Bentahon Integrated School		380,000	380,000
Binucayan National High School	12,407,000	970,000	13,377,000	373,000
Binucayan National High School - Johnson Integrated School		619,000	619,000	279,000
Buena-Gracia National High School	5,340,000	691,000	6,031,000	155,000
Buenasuerte National High School	5,944,000	590,000	6,534,000	175,000
Bunaguit Integrated School		499,000	499,000
Caimpugan Integrated School		441,000	441,000
Catmonon National High School	5,832,000	765,000	6,597,000	210,000
Causwagan National High School	6,510,000	713,000	7,223,000	178,000
Cebolin National High School		571,000	571,000	167,000
Cecilia National High School	7,291,000	686,000	7,977,000	155,000
Coalicion Integrated School		351,000	351,000
Comota National High School		629,000	629,000
Corpuz National High School		530,000	530,000	155,000
Das-Agan National High School		587,000	587,000

956	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Desamparados National High School		633,000	633,000	194,000
Duangan National High School	4,685,000	721,000	5,406,000	194,000
Guadalupe National High School	11,186,000	1,017,000	12,203,000	185,000
Hawilian National High School	7,822,000	955,000	8,777,000	155,000
Jose T. Cuyos, Sr. II Integrated School		345,000	345,000
Kapatungan National High School	7,722,000	741,000	8,463,000	155,000
Kasapa National High School	15,215,000	719,000	15,934,000	155,000
Katipunan National High School		809,000	809,000
Kauswagan National High School		718,000	718,000	162,000
Kolambugan National High School		688,000	688,000
La Fortuna National High School	16,585,000	1,314,000	17,899,000	621,000
Labnig National High School	4,220,000	825,000	5,045,000	233,000
Laminga National High School	12,614,000	902,000	13,516,000	178,000
Lapinigan National High School - New Visayas Extension		625,000	625,000	155,000
Maasin Integrated School		383,000	383,000
Mabuhay National High School	8,237,000	718,000	8,955,000	175,000
Magaud National High School	6,402,000	881,000	7,283,000	350,000
Magsaysay National High School		565,000	565,000	216,000
Maharlika National High School		606,000	606,000	155,000
Mahayahay Integrated School		354,000	354,000
Maligaya Integrated School		387,000	387,000
Manat National High School	5,603,000	729,000	6,332,000	161,000
Marbon National High School	4,333,000	690,000	5,023,000	159,000
Marfil National High School	3,814,000	642,000	4,456,000	155,000
Nato National High School	4,758,000	603,000	5,361,000	179,000
New Tubigon High School of Home Industries	2,964,000	575,000	3,539,000	165,000
Novele National High School	4,832,000	735,000	5,567,000	178,000
Nueva Era National High School		723,000	723,000	155,000
Nueva Gracia National High School		789,000	789,000	183,000
Oro National High School	1,797,000	697,000	2,494,000	155,000
Padiay National High and Home Industries		678,000	678,000	155,000
Panagangan National High School	11,475,000	1,152,000	12,627,000	424,000
Patrocinio Integrated School		438,000	438,000
Pulang Lupa National High School	9,192,000	781,000	9,973,000	302,000
Salug National High School	7,217,000	659,000	7,876,000	155,000
Salvacion National High School	3,828,000	834,000	4,662,000	155,000
San Isidro National High School	6,960,000	594,000	7,554,000	155,000
San Jose National High School	6,534,000	808,000	7,342,000	180,000
San Luis National High School - Balit High School Extension		765,000	765,000	155,000
San Martin National High School		746,000	746,000
San Pascual Integrated School		467,000	467,000
San Pedro Integrated School		437,000	437,000
San Roque National High School	3,219,000	626,000	3,845,000	155,000
San Toribio National High School		909,000	909,000	155,000
San Vicente National High School, Loreto		704,000	704,000	216,000
San Vicente National High School, Prosperidad	8,949,000	917,000	9,866,000	183,000
Sayon National High School		730,000	730,000	244,000
Singapore Integrated School		370,000	370,000
Sinobong National High School	21,111,000	1,435,000	22,546,000	497,000
Sta. Fe National High School	3,941,000	690,000	4,631,000	155,000
Sta. Maria National High School	13,024,000	885,000	13,909,000	259,000
Sta. Rosa Integrated School		345,000	345,000
Talacogon National High School - Sabang Integrated School		460,000	460,000	155,000
Tapaz Integrated School		477,000	477,000
Tumalog National High School		478,000	478,000
Ulanguan National High School		594,000	594,000	155,000
Waloe National High School		738,000	738,000	190,000
Wasian Integrated School		588,000	588,000
West Bunawan National High School		593,000	593,000
West Prosperidad National High School	863,000	683,000	1,546,000	155,000

Division of Bayugan City	16,649,000	5,214,000	21,863,000	4,004,000

Division Office - Proper	378,000		378,000
Bayugan City Senior High School (Stand-Alone)				2,587,000
Berseba National High School	1,432,000	703,000	2,135,000	220,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	957
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Calaitan National High School	3,260,000	931,000	4,191,000	252,000
Magkiangkang National High School	3,273,000	808,000	4,081,000	228,000
Maygatasan National High School		538,000	538,000
Mount Carmel National High School	6,684,000	613,000	7,297,000	236,000
Mt. Olive National High School	1,622,000	542,000	2,164,000	246,000
San Agustin National High School		564,000	564,000
Victoriana Peling Tagbe National High School		515,000	515,000	235,000

Division of Bislig City	68,542,000	9,540,000	78,082,000	2,858,000

Division Office - Proper	1,323,000		1,323,000
Bucto National High School	4,055,000	542,000	4,597,000	351,000
Coleto National High School	492,000	629,000	1,121,000	155,000
Danipas National High School	6,199,000	563,000	6,762,000
Labisma National High School	431,000	637,000	1,068,000	155,000
Mabog National High School	7,647,000	879,000	8,526,000	287,000
Maharlika National High School	11,127,000	1,035,000	12,162,000	462,000
Mone National High School	4,501,000	581,000	5,082,000
Pamaypayan Integrated School		369,000	369,000	155,000
San Fernando Integrated School	431,000	573,000	1,004,000
San Isidro National High School	6,595,000	675,000	7,270,000
San Jose National High School	6,971,000	706,000	7,677,000	243,000
San Vicente National High School	5,479,000	689,000	6,168,000	242,000
Sikahoy National High School	4,364,000	518,000	4,882,000	155,000
Sta. Cruz National High School	4,604,000	552,000	5,156,000
Stand-Alone Senior High School				653,000
Tumanan National High School	4,323,000	592,000	4,915,000

Division of Butuan City	205,954,000	26,742,000	232,696,000	8,293,000

Division Office - Proper	4,155,000		4,155,000
Alviola Integrated School		1,254,000	1,254,000	401,000
Ambago Integrated School		667,000	667,000
Ampayon National High School	23,637,000	1,535,000	25,172,000	642,000
Anticala National High School	16,231,000	1,076,000	17,307,000	406,000
Aupagan National High School	7,867,000	581,000	8,448,000	214,000
Bagong Silang National High School	6,769,000	730,000	7,499,000	249,000
Bancasi Integrated School		472,000	472,000
Baobaoan Integrated School		387,000	387,000
Basag National High School	6,455,000	715,000	7,170,000	155,000
Bilay National High School	4,668,000	682,000	5,350,000	186,000
Butuan City Senior High School Stand-Alone				1,573,000
Cabcabon National High School	6,189,000	648,000	6,837,000	155,000
Consuelo National High School	4,812,000	687,000	5,499,000	266,000
Doongan Integrated School		1,168,000	1,168,000
Eulogio M. Garcia Integrated School		551,000	551,000	155,000
Florida National High School	7,483,000	785,000	8,268,000	170,000
Kinamlutan National High School	28,277,000	1,058,000	29,335,000	307,000
La Soledad National High School	7,596,000	621,000	8,217,000	234,000
La Trinidad Integrated School		765,000	765,000	355,000
Maguinda National High School	10,116,000	785,000	10,901,000	370,000
Mahay Integrated School		691,000	691,000	325,000
Maibu National High School	5,619,000	633,000	6,252,000	155,000
Manila de Bugabus National High School	5,406,000	573,000	5,979,000	171,000
Maon Integrated School		937,000	937,000
Pagatpatan National High School		833,000	833,000
Pareja Integrated School		538,000	538,000	175,000
Pedro D. Duncano National High School	12,519,000	906,000	13,425,000	368,000
Pigdaulan National High School	34,850,000	1,331,000	36,181,000	644,000
Pinamanculan National High School	7,420,000	743,000	8,163,000	228,000
Riverside Integrated School		866,000	866,000
Salvacion Integrated School		435,000	435,000
Sumile National High School	5,885,000	681,000	6,566,000	234,000
Tagabaca Integrated School		464,000	464,000
Tagkiling Tribal Integrated School		531,000	531,000	155,000
Villa Kananga Integrated School		630,000	630,000

958	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
West Central Integrated School		783,000	783,000

Division of Cabadbaran City	42,239,000	9,856,000	52,095,000	2,382,000

Division Office - Proper	851,000		851,000
Alfonso B. Dagani Integrated School		586,000	586,000
Antonio C. Dagani Integrated School		537,000	537,000
Calamba National High School	41,388,000	2,130,000	43,518,000	642,000
Chief Justice Ramon Avancena Integrated School		552,000	552,000
Concepcion Integrated School		345,000	345,000
Del Pilar National High School		1,176,000	1,176,000	522,000
Francisco C. Jongko National High School		678,000	678,000
La Union National High School		1,539,000	1,539,000
La Union Senior High School (Stand-Alone)				736,000
Lusong National High School		537,000	537,000	155,000
Mahaba Integrated School		596,000	596,000
NORCACES Integrated School (Evening Opportunity High School)		436,000	436,000
Puting Bato National High School		744,000	744,000	327,000

Division of Dinagat Island	77,397,000	16,418,000	93,815,000	5,331,000

Division Office - Proper	1,607,000		1,607,000
Cab-Ilan National High School	2,235,000	574,000	2,809,000
Cuarenta National High School	3,220,000	651,000	3,871,000	159,000
Del Pilar National High School	7,068,000	582,000	7,650,000	229,000
Doña Helene National High School		588,000	588,000	189,000
Edera National High School	960,000	539,000	1,499,000	232,000
General Aguinaldo National High School		659,000	659,000	155,000
Jade B. Ecleo-Aurelio National High School	4,087,000	1,007,000	5,094,000	160,000
Llamera National High School	937,000	617,000	1,554,000	155,000
Loreto National High School				1,007,000
Malinao National High School	4,082,000	622,000	4,704,000	208,000
Melgar National High School	4,381,000	570,000	4,951,000	167,000
New Nazareth National High School	1,294,000	783,000	2,077,000	165,000
Osmeña - Sto. Niño National High School	1,366,000	580,000	1,946,000	235,000
Panamaon National High School	1,913,000	577,000	2,490,000
Plaridel National High School	8,209,000	804,000	9,013,000	256,000
Primitivo J. Ebol Memorial National High School (Lapus Magsaysay National High School)	2,716,000	667,000	3,383,000	208,000
Puerto Princesa National High School	1,981,000	607,000	2,588,000	155,000
Rita-Glenda National High School	1,855,000	641,000	2,496,000	163,000
Rizal National High School	5,882,000	610,000	6,492,000	202,000
Roma National High School		518,000	518,000
Rosita National High School	3,885,000	612,000	4,497,000	180,000
San Jose National High School	8,179,000	876,000	9,055,000	294,000
Sering National High School	7,851,000	730,000	8,581,000	274,000
Sta. Rita National High School		529,000	529,000
Trinidad Mapa-Gupana National High School	1,858,000	647,000	2,505,000	155,000
Valencia National High School	1,831,000	828,000	2,659,000	383,000

Division of Siargao	79,197,000	12,744,000	91,941,000	3,309,000

Division Office - Proper	1,512,000		1,512,000
Alegria National High School	1,411,000	594,000	2,005,000	185,000
Atoyay National High School	1,001,000	641,000	1,642,000	189,000
Burgos National High School	8,312,000	931,000	9,243,000	337,000
Caridad National High School	4,196,000	590,000	4,786,000	204,000
Consolacion National High School	6,299,000	732,000	7,031,000	204,000
Dapa National High School - Annex		491,000	491,000
Gen. Luna National High School - Consuelo National High School Annex		687,000	687,000
Libertad National High School	4,242,000	626,000	4,868,000	200,000
Mariano Matugas Memorial National High School	6,431,000	766,000	7,197,000	197,000
Nueva Estrella National High School	6,934,000	781,000	7,715,000	216,000
Oguing Navarro Memorial National High School	1,327,000	649,000	1,976,000	155,000
Pamosaingan National High School	4,575,000	624,000	5,199,000	155,000
Roxas National High School	6,903,000	859,000	7,762,000	216,000
San Benito National High School	7,090,000	918,000	8,008,000	287,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	959
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Siargao National Science High School	4,844,000	700,000	5,544,000	189,000
Sta. Fe National High School	6,975,000	814,000	7,789,000	166,000
Suyangan National High School	930,000	612,000	1,542,000	188,000
Union National High School	6,215,000	729,000	6,944,000	221,000

Division of Surigao City	73,474,000	11,344,000	84,818,000	3,829,000

Division Office - Proper	1,418,000		1,418,000
Alegria National High School	3,205,000	536,000	3,741,000	191,000
Cabrera-Altres National High School		1,167,000	1,167,000	540,000
Cantiasay National High School (Zaragoza National High School - Cantiasay National High School Annex)	2,685,000	671,000	3,356,000	259,000
Capalayan National High School	10,711,000	938,000	11,649,000	380,000
Day-asan National High School	11,717,000	1,113,000	12,830,000	385,000
Juan P. Cedo, Sr. Memorial High School (Buenavista National High School)	5,015,000	580,000	5,595,000	190,000
Libuac National High School	2,769,000	502,000	3,271,000	206,000
Lipata National High School	3,896,000	669,000	4,565,000	155,000
Manjagao National High School	2,315,000	614,000	2,929,000	190,000
Nonoc National High School		581,000	581,000	165,000
Patricio A. Bernaldez Memorial National High School	2,864,000	635,000	3,499,000	155,000
Rizal National High School	7,426,000	814,000	8,240,000	271,000
San Jose National High School (Zaragoza National High School - San Jose National High School Annex)	2,346,000	595,000	2,941,000	155,000
Talisay National High School		494,000	494,000	240,000
Wilfredo D. Rafols Memorial National High School	3,739,000	722,000	4,461,000	159,000
Zaragoza National High School	13,368,000	713,000	14,081,000	188,000

Division of Surigao del Norte	97,813,000	16,395,000	114,208,000	8,128,000

Division Office - Proper	1,890,000		1,890,000
Alegria Stand-Alone Senior High School				2,415,000
Bunyasan National High School	8,011,000	922,000	8,933,000	337,000
Cagdianao National High School		799,000	799,000
Cantapoy National High School	8,856,000	847,000	9,703,000	254,000
Cantugas Cultural National High School		625,000	625,000
Cawilan National High School		655,000	655,000	211,000
Dakung Patag National High School	3,397,000	686,000	4,083,000	191,000
Hacienda National High School	4,260,000	839,000	5,099,000	408,000
Himama-ug National High School		559,000	559,000
Hinatuan Integrated School		348,000	348,000
Jubgan Integrated School		346,000	346,000
Lakandula National High School	4,412,000	591,000	5,003,000	254,000
Lasicam - Perral National High School	2,303,000	670,000	2,973,000	212,000
Magpayang National High School	10,569,000	959,000	11,528,000	261,000
Malimono National High School	9,160,000	1,064,000	10,224,000	393,000
Mayag National High School	3,750,000	588,000	4,338,000	244,000
Paco National High School	4,115,000	561,000	4,676,000	216,000
Pananay-an National High School		604,000	604,000	155,000
Payapag National High School	880,000	726,000	1,606,000	320,000
Pili National High School	6,854,000	862,000	7,716,000	317,000
Taganito National High School	20,692,000	1,811,000	22,503,000	1,684,000
Talavera National High School	3,536,000	834,000	4,370,000	256,000
Villa Riza National High School	5,128,000	499,000	5,627,000

Division of Surigao del Sur	153,970,000	48,877,000	202,847,000	14,403,000

Division Office - Proper	3,021,000		3,021,000
Agsam Integrated School		507,000	507,000	284,000
Alba Integrated School		413,000	413,000
Angga A. Maca Tribal National High School		508,000	508,000
Anibongan Integrated School		423,000	423,000	155,000
Antipolo National High School	4,691,000	627,000	5,318,000	174,000
Baculin Integrated School		520,000	520,000	155,000
Badong National High School	3,616,000	612,000	4,228,000	237,000
Balbuena Integrated School		360,000	360,000
Bangsud Integrated School		607,000	607,000	297,000
Bigaan National High School	1,420,000	635,000	2,055,000	182,000

960	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
Bingcongan Integrated School (Tagasaka National High School - Bingcongan National High School Annex)		470,000	470,000	155,000
Bitaugan East Integrated School		507,000	507,000	155,000
Bolhoon National High School	3,763,000	891,000	4,654,000	332,000
Bunga Integrated School		345,000	345,000
Burgos National High School	8,496,000	930,000	9,426,000	302,000
Cabacungan National High School	4,144,000	607,000	4,751,000	203,000
Cabangahan Integrated School		473,000	473,000	155,000
Calatngan Integrated School		465,000	465,000
Cambatong National High School		735,000	735,000	309,000
Canico P. Iriberri National High School		567,000	567,000	203,000
Carpenito Integrated School		445,000	445,000	155,000
Clarence Ty Pimentel National High School	14,074,000	1,057,000	15,131,000	685,000
Cresencio S. Lago National High School	5,511,000	974,000	6,485,000	335,000
Davisol National High School	2,763,000	539,000	3,302,000	164,000
Dinuyan Integrated School		422,000	422,000
DL Osano Maputi National High School	5,695,000	708,000	6,403,000	155,000
Domingo M. Alimboyong Memorial Integrated School		439,000	439,000
Dugmanon National High School	7,549,000	698,000	8,247,000	206,000
Esperanza Integrated School (Carmen NAHS - Esperanza NHS)		596,000	596,000	163,000
Eufemio B. Ariate Integrated School		393,000	393,000
Gacub Atad S. Iligan Tribal National High School		606,000	606,000
Gata Integrated School		477,000	477,000	180,000
Himat-E Integrated School		345,000	345,000
Ibuan Tribal National High School		508,000	508,000
Isla General Integrated School		371,000	371,000	155,000
Javier National High School	6,828,000	923,000	7,751,000	358,000
Jobar Integrated School		498,000	498,000	155,000
Jose Sanvictores, Sr. National School Annex		890,000	890,000	495,000
Kahayagan National High School	3,261,000	676,000	3,937,000	155,000
Libas Sud Integrated School		601,000	601,000	205,000
Loyola National High School (Tagasaka National High School - Loyola National High School Annex)	1,832,000	704,000	2,536,000	155,000
Maglambing Integrated School		581,000	581,000	155,000
Maglatab National High School	4,154,000	587,000	4,741,000	160,000
Mahayag National High School	3,524,000	757,000	4,281,000	155,000
Mahogany Integrated School		408,000	408,000
Malixi Integrated School		458,000	458,000	155,000
Manambia Integrated School		530,000	530,000	155,000
Mararag National High School	3,304,000	736,000	4,040,000	264,000
Matho Integrated School		689,000	689,000	160,000
Maurillo Avila Integrated School		351,000	351,000
Napanpanan Integrated School		345,000	345,000
Nurcia Integrated School		493,000	493,000	155,000
Osmeña Integrated School		441,000	441,000	155,000
Pagtilaan Integrated School		391,000	391,000
Pakwan Integrated School		509,000	509,000	155,000
Palasao Integrated School (Cantilan National High School - Palasao National High School Annex)		466,000	466,000	155,000
Pamian Integrated School		353,000	353,000
Panikian National High School	7,257,000	748,000	8,005,000	215,000
Pantukan Integrated School		356,000	356,000
Parang National High School	9,873,000	867,000	10,740,000	439,000
Pinanapatan Integrated School		365,000	365,000
Quary I Integrated School		589,000	589,000	155,000
Quezon Integrated School		534,000	534,000	155,000
R. Moreno Integrated School		509,000	509,000
Rajah Cabungsuan Integrated School		405,000	405,000	155,000
Rizal National High School	955,000	708,000	1,663,000	201,000
Roxas National High School	431,000	554,000	985,000	185,000
Sagbayan National High School		1,105,000	1,105,000	527,000
San Isidro Integrated School		402,000	402,000
San Miguel National High School		1,237,000	1,237,000	1,090,000
San Pedro Integrated School		345,000	345,000
San Roque National High School		802,000	802,000	203,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	961
DEPARTMENT OF EDUCATION - NON-IMPLEMENTING UNIT SECONDARY SCHOOLS

REGION / SDO / SECONDARY SCHOOLS	JUNIOR HIGH SCHOOL			SENIOR HIGH SCHOOL
	PS	MOOE	TOTAL	MOOE
San Vicente II National High School	4,169,000	673,000	4,842,000	155,000
Siagao Integrated School		443,000	443,000
Sta. Juana National High School	10,711,000	685,000	11,396,000	162,000
Sta. Maria Integrated School		541,000	541,000	155,000
Sunrise Integrated School		345,000	345,000
Tambis National High School	13,905,000	1,374,000	15,279,000	588,000
Tarusan Integrated School		345,000	345,000	155,000
Tigao National High School	12,109,000	981,000	13,090,000	527,000
Union National High School	3,554,000	556,000	4,110,000	212,000
Victoria Integrated School		367,000	367,000
Wakat National High School	3,360,000	874,000	4,234,000	281,000

Division of Tandag City	7,132,000	2,838,000	9,970,000	155,000

Division Office - Proper	189,000		189,000
Carmen Integrated School		629,000	629,000	155,000
Mabuhay Integrated School		372,000	372,000
Meliton M. Ajos Memorial Integrated School		547,000	547,000
Rosario Integrated School		345,000	345,000
Vicente L. Pimentel, Sr. National High School	6,943,000	945,000	7,888,000

Grand Total	50,911,662,000	6,442,628,000	57,354,290,000	2,638,205,000

DECEMBER 30, 2024	OFFICIAL GAZETTE
DEPARTMENT OF EDUCATION - SCHOOL BUILDING PROGRAM

DEPARTMENT OF EDUCATION

SCHOOL BUILDING PROGRAM

962	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

DEPARTMENT OF EDUCATION - OFFICE OF THE SECRETARY

SCHOOL BUILDING PROGRAM

NAME OF PROJECT	AMOUNT
National Capital Region (NCR)	660,000,000

Caloocan	80,000,000

Construction of School Building, Bagong Silang High School, Barangay 176, Caloocan City	20,000,000
Construction of School Building (Phase 1), Caybiga High School, Barangay 165, Caloocan City	20,000,000
Construction of School Building, Camarin D Elementary School (Annex II), Brgy. 178, Caloocan City	20,000,000
Construction of School Building, Lerma Elementary School, Caloocan City	20,000,000

Malabon	20,000,000

Construction of School Building (Phase 2), Tugatog National High School, Brgy. Tugatog, Malabon City	20,000,000

Mandaluyong	20,000,000

Construction of School Building (Phase 1), Highway Hills Integrated School, Barangay Highway Hills, Mandaluyong City	20,000,000

Manila	120,000,000

Construction of School Building (Phase 2), Justo Lucban Elementary School, Brgy. 672, Paco, District 5, Manila	20,000,000
Construction of School Building, Trinidad Tecson Elementary School, Manila	20,000,000
Construction of School Building, Teodora Alonzo High School, Manila	20,000,000
Construction of School Building, Librada Avelino Elementary School, Tondo, Manila	20,000,000
Construction of School Building, Bacood Elementary School, Sampaloc VIII, Manila	20,000,000
Construction of School Building, Tondo High School, Barangay 72, Manila	20,000,000

Marikina	100,000,000

Construction of School Building, Marikina High School, Concepcion Uno, Marikina	80,000,000
Construction of School Building, San Roque National High School, Barangay San Roque, City of Marikina	20,000,000

Muntinlupa	20,000,000

Construction of School Building, Poblacion Elementary School, Muntinlupa City	20,000,000

Navotas City	20,000,000

Construction of School Building, Dagat-Dagatan Elementary School, North Bay Boulevard South, Dagat-Dagatan, Navotas City	20,000,000

Parañaque	40,000,000

Construction of School Building, Baclaran Elementary School Unit 2, Brgy. Baclaran, Parañaque City	20,000,000
Construction of School Building, Fourth Estate Elementary School, Brgy. San Antonio, Parañaque City	20,000,000

Pasay City	20,000,000

Construction of School Building (Phase 2), Apelo Cruz Elementary School, Barangay 165 Zone 18, Pasay City	20,000,000

Pasig City	20,000,000

Construction of School Building (Phase 2), Sta. Lucia High School, 30 Tramo St., Rosario Village, Brgy. Sta. Lucia, Pasig City	20,000,000

Quezon City	120,000,000

Construction of School Building, Emilio Aguinaldo Elementary School, Barangay San Roque, Quezon City	20,000,000
Construction of School Building, Sto. Cristo Elementary School, Quezon City	20,000,000
Construction of School Building (Phase 2), Raymundo Punongbayan Elementary School, Barangay Payatas, Quezon City	20,000,000
Construction of School Building, M.H. Del Pilar Elementary School, Barangay Kamuning, Quezon City	20,000,000
Construction of School Building, Sta. Lucia High School, Brgy. Sta. Lucia, Quezon City	20,000,000
Construction of School Building, Pasong Tamo Elementary School, Barangay Pasong Tamo, Quezon City	20,000,000

San Juan City	20,000,000

Construction of School Building, San Juan City Science High School, Brgy St. Joseph, San Juan City	7,500,000
Construction of School Building, Sta. Lucia Elementary School, Brgy Sta. Lucia, San Juan City	12,500,000

Taguig and Pateros	20,000,000

Construction of School Building, Napindan Integrated Elementary School, Barangay Napindan, Taguig City	20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	963
DEPARTMENT OF EDUCATION - SCHOOL BUILDING PROGRAM

NAME OF PROJECT	AMOUNT

Valenzuela	40,000,000

Construction of School Building (Phase 1), Pasolo National High School (Bldg.2), Barangay Pasolo, Valenzuela City	20,000,000
Construction of School Building, Valenzuela National High School, Brgy. Marulas, Valenzuela City	20,000,000

Region I - Ilocos	530,000,000

Ilocos Norte	120,000,000

Construction of School Building, Caaoacan Elementary School, Barangay 60-A Caaoacan, Laoag City, Ilocos Norte	14,000,000
Construction of School Building, Ilocos Norte National High School, Laoag City, Ilocos Norte	30,000,000
Construction of School Building, San Juan Elementary School, Pasuquin, Ilocos Norte	9,000,000
Construction of School Building, Calambeg Elementary School, Piddig, Ilocos Norte	6,000,000
Construction of School Building, Maruaya Elementary School, Piddig, Ilocos Norte	9,000,000
Construction of School Building, Gayamat Elementary School, Piddig, Ilocos Norte	6,000,000
Construction of School Building, Sta. Rosa National High School, Sarrat City, Ilocos Norte	26,000,000
Construction of School Building, Wilbur C. Go National High School, Brgy. Lioes, Currimao, Ilocos Norte	20,000,000

Ilocos Sur	60,000,000

Construction of School Building, Candon South Central Elementary School, Brgy. San Isidro, Candon City, Ilocos Sur	10,000,000
Construction of School Building, Ag-agrao National High School, Brgy. Ag-agrao, Sta. Maria, Ilocos Sur	10,000,000
Construction of School Building, Cabugao North Central School, Rizal, Cabugao, Ilocos Sur	10,000,000
Construction of School Building, Dean Leopoldo Yabes Memorial Elementary School, Quimmalogong, Sinait, Ilocos Sur	10,000,000
Construction of School Building, Pantay Quitiquit Primary School, Caoayan, Ilocos Sur	10,000,000
Construction of School Building, Pug-os National High School, Cabugao, Ilocos Sur	10,000,000

La Union	210,000,000

Construction of School Building, Mindoro Integrated School, Bangar, La Union	5,000,000
Construction of School Building, Cadapil Elementary School, Bangar, La Union	5,000,000
Construction of School Building, Bungro-Sucoc Integrated School, Luna, La Union	5,000,000
Construction of School Building, Cantoria Central School, Luna, La Union	5,000,000
Construction of School Building, Bawanta National High School, Barangay Bawanta, Bauang, La Union	20,000,000
Construciton of School Building, Castor Z Concepcion Memorial National High School, Balaoan, La Union	10,000,000
Construction of School Building, Santol Vocational High School (Santol National High School) Liguay Annex, Santol, La Union	10,000,000
Construction of School Building, Cubal Integrated School, Agoo, La Union	20,000,000
Construction of School Building, Caba National High School, Caba, La Union	20,000,000
Construction of School Building, Aringay National High School, Aringay, La Union	20,000,000
Construction of School Building, Sta. Teresa National High School, Tubao, La Union	10,000,000
Construction of School Building, Leones National High School, Tubao, La Union	10,000,000
Construction of School Building, Sta. Rita West Elementary School, Aringay, La Union	10,000,000
Construction of School Building, Baccuit National High School, Brgy. Baccuit Sur, Bauang, La Union	20,000,000
Construction of School Building, Paringao National High School, Bauang, La Union	20,000,000
Construction of School Building, San Luis National High School, Pugo, La Union	20,000,000

Pangasinan	140,000,000

Construction of School Building, Balingasay National High School, Barangay Balingasay, Bolinao, Pangasinan	15,000,000
Construction of School Building, Samang Norte Elementary School, Barangay Samang Norte, Bolinao, Pangasinan	5,000,000
Construction of School Building, Anulid Elementary School, Brgy. Anulid, Alcala, Pangasinan	20,000,000
Construction of School Building, East Central Elementary School, Barangay Mayombo, Dagupan City, Pangasinan	20,000,000
Construction of School Building, San Roque ANP Pilot School, Barangay San Roque, San Nicolas, Pangasinan	20,000,000
Construction of School Building, Baybay Elementary School, Brgy. Baybay, Aguilar, Pangasinan	20,000,000
Construction of School Building, Gen. Gregorio del Pilar Elementary School, Dagupan City, Pangasinan	20,000,000
Construction of School Building, Malacañang National High School, Brgy. Malacañang, San Carlos City, Pangasinan	10,000,000
Construction of School Building, Catalino D. Cerezo National High School, Brgy. Malimpec, Malasiqui, Pangasinan	10,000,000

Cordillera Administrative Region (CAR)	268,000,000

Abra	68,000,000

Construction of School Building, Abra High School, Bangued, Abra	20,000,000
Construction of School Building, Apao Primary School, Tineg, Abra	6,000,000
Construction of School Building, Baybayatin Primary School, Lagayan, Abra	14,000,000
Construction of School Building, Lam-ag Elementary School, San Juan, Abra	14,000,000
Construction of School Building, Abas National High School, Sallapadan, Abra	14,000,000

Apayao	20,000,000

Construction of School Building, Kalliat Integrated School, Kabugao, Apayao	6,500,000

964	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

NAME OF PROJECT	AMOUNT
Construction of School Building, Sacpil Elementary School, Luna, Apayao	6,500,000
Construction of School Building, San Isidro Elementary School, Luna, Apayao	3,500,000
Construction of School Building, Nueva Elementary School, Santa Marcela, Apayao	3,500,000

Benguet	120,000,000

Construction of School Building, Tocmo Integrated School, Barangay Loacan, Itogon, Benguet	20,000,000
Construction of School Building, Tublay National Trade High School, Barangay Tublay Central, Tublay, Benguet	20,000,000
Construction of School Building, Tuba Central National High School, Barangay Poblacion, Tuba, Benguet	20,000,000
Construction of School Building, Virac Integrated School, Barangay Virac, Itogon, Benguet	20,000,000
Construction of School Building, Bangao National High School, Barangay Bangao, Buguias, Benguet	20,000,000
Construction of School Building, Pines City National High School, Camdas Barangay, Baguio City, Benguet	10,000,000
Construction of School Building, Pinsao National High School, Pinsao Pilot Project Barangay, Baguio City, Benguet	10,000,000

Ifugao	20,000,000

Construction of School Building, Caba National High School, Caba, Lagawe, Ifugao	10,000,000
Construction of School Building, Lower Pitawan Elementary School, Pitawan, Hingyon, Ifugao	10,000,000

Kalinga	20,000,000

Construction of School Building, Allaguia Elementary School, Pinukpuk, Kalinga	12,500,000
Construction of School Building, Talalang Elementary School, Balbalan, Kalinga	7,500,000

Mt. Province	20,000,000

Construction of School Building, Otucan Elementary School, Barangay Otucan Sur, Bauko, Mountain Province	10,000,000
Construction of School Building, Mt. Data National High School, Barangay Mount Data, Bauko, Mountain Province	10,000,000

Region II - Cagayan Valley	340,000,000

Batanes	20,000,000

Construction of School Building, Itbud Integrated School, Brgy. Itbud, Uyugan, Batanes	10,000,000
Construction of School Building, Mayan Elementary School, Brgy. San Rafael, Itbayat, Batanes	10,000,000

Cagayan	60,000,000

Construction of School Building (Phase 2), Baccuit Elementary School, Barangay Baccuit, Amulung, Cagayan	10,000,000
Construction of School Building (Phase 2), Enrile West Central School, Barangay San Jose, Enrile, Cagayan	10,000,000
Construction of School Building, Linawan Elementary School, Sitio Linawan, Barangay Sta. Margarita, Baggao, Cagayan	8,000,000
Construction of School Building, Alberto C. Antonio Primary School, Barangay Takiki, Gattaran, Cagayan	7,000,000
Construction of School Building, Cunig Elementary School, Barangay Cunig, Gattaran, Cagayan	5,000,000
Construction of School Building, Masi Primary School, Pamplona, Cagayan	5,000,000
Construction of School Building, David M. Puzon National High School, Pamplona, Cagayan	5,000,000
Construction of School Building, Bidduang National High School, Pamplona, Cagayan	5,000,000
Construction of School Building, Alinunu Elementary School, Abulug, Cagayan	5,000,000

Isabela	220,000,000

Construction of School Building, Palattao Elementary School, Barangay Palattao, Naguilian, Isabela	5,000,000
Construction of School Building, San Mateo East Central School, Barangay II, San Mateo, Isabela	15,000,000
Construction of School Building, Cadaloria Angadanan High School, Barangay Cadaloria, Angadanan, Isabela	10,000,000
Construction of School Building, La Paz Elementary School, Barangay La Paz, Cabatuan, Isabela	10,000,000
Construction of School Building, Naggasican Elementary School, Santiago City, Isabela	10,000,000
Construction of School Building, Cabulay Elementary School, Santiago City, Isabela	10,000,000
Construction of School Building, Bantay Primary School, Brgy. Bantay, Jones, Isabela	5,000,000
Construction of School Building, Arubub Primary School, Brgy. Arubub, Jones, Isabela	5,000,000
Construction of School Building, Barangcuag Primary School, Brgy. Barangcuag, Jones, Isabela	5,000,000
Construction of School Building, Pungpongan Primary School, Brgy. Pungpongan, Jones, Isabela	5,000,000
Construction of School Building, Cubag Integrated School, Barangay Cubag, Cabagan, Isabela	20,000,000
Construction of School Building, Andabuen National High School, Brgy. Andabuen Benito Soliven, Province of Isabela	10,000,000
Construction of School Building, Del Pilar Integrated School, Brgy. Del Pilar, San Mariano, Province of Isabela	10,000,000
Construction of School Building, Cabiseria 19 Elementary School, Ilagan City, Isabela	10,000,000
Construction of School Building, Mangcuram Elementary School, Ilagan City, Isabela	10,000,000
Construction of School Building, Rizaluna Elementary School, Brgy. Rizaluna, Cordon, Isabela	10,000,000
Construction of School Building, Patul National High School, Brgy. Patul, Santiago City, Isabela	10,000,000
Construction of School Building, Zamora Elementary School, Brgy. Zamora, San Mariano, Isabela	8,000,000
Construction of School Building, Balagan Integrated School, Brgy. Balagan, San Mariano, Isabela	12,000,000
Construction of School Building, Cauayan South Central School (Phase 2), Barangay District 1, Cauayan City, Isabela	20,000,000
Construction of School Building, Sta. Cruz Integrated School, San Manuel, Isabela	5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	965
DEPARTMENT OF EDUCATION - SCHOOL BUILDING PROGRAM

NAME OF PROJECT	AMOUNT
Construction of School Building, Quirino Central School, Quirino, Isabela	5,000,000
Construction of School Building, San Antonio Elementary School, Roxas, Isabela	5,000,000
Construction of School Building, Minagbag Integrated School, Quezon, Isabela	5,000,000

Nueva Vizcaya	20,000,000

Construction of School Building, Sto. Domingo Integrated School, Brgy. Sto. Domingo, Bambang, Nueva Vizcava	10,000,000
Construction of School Building, Unib Primary School, Brgy, Unib, Sta. Fe, Nueva Vizcaya	10,000,000

Quirino	20,000,000

Construction of School Building, Pinaripad National High School, Barangay Pinaripad Norte, Aglipay, Quirino	5,000,000
Construction of School Building, San Benigno Elementary School, Barangay San Benigno, Aglipay, Quirino	5,000,000
Construction of School Building, Pinahiw Elementary School, Barangay San Manuel, Aglipay, Quirino	5,000,000
Construction of School Building, Gulac Integrated School, Barangay Gulac, Diffun, Quirino	5,000,000

Region III - Central Luzon	660,000,000

Aurora	20,000,000

Construction of School Building, Abungan Elementary School, Dingalan, Aurora	10,000,000
Construction of School Building, Teresita Ong Palmero National High School, San Luis, Aurora	10,000,000

Bataan	100,000,000

Construction of School Building, Pilar Elementary School, Barangay Poblacion, Pilar, Bataan	20,000,000
Construction of School Building, Bagac Elementary School, Brgy. Tabing-ilog (Poblacion), Bagac, Bataan	20,000,000
Construction of School Building, Gov. Efren Pascual Sr. Orani Integrated Central School, Orani, Bataan	20,000,000
Construction of School Building, Cabog-Cabog Integrated School, Brgy, Cabog-Cabog, Balanga City, Bataan	20,000,000
Construction of School Building, Mabuco Elementary School, Barangay Mabuco, Hermosa, Bataan	20,000,000

Bulacan	220,000,000

Construction of School Building, Sto. Cristo Elementary School, Pulilan, Bulacan	20,000,000
Construction of School Building, Masalipit Elementary School, Brgy. Masalipit, San Miguel, Bulacan	20,000,000
Construction of School Building, Camatchile Elementary School, Barangay Pulong Buhangin, Santa Maria, Bulacan	20,000,000
Construction of School Building, Eusebio Roque Elementary School, Pandi, Bulacan	20,000,000
Construction of School Building (Phase 2), Muzon Pabahay Elementary School, Brgy. Muzon South, City of San Jose del Monte, Bulacan	20,000,000
Construction of School Building, Sto. Nirio Elementary School, Sto. Nifto, Plaridel, Bulacan	20,000,000
Construction of School Building, Virginia Ramirez - Cruz High School Pandi, Bulacan	20,000,000
Construction of School Building, Ubihan Elementary School, Meycauayan City, Bulacan	20,000,000
Construction of School Building, Balagtas Central School, Balagtas, Bulacan	20,000,000
Construction of School Building, Guiguinto National Vocational High School, Guiguinto, Bulacan	20,000,000
Construction of School Building, Dalig Elementary School, Dalig, Balagtas, Bulacan	20,000,000

Nueva Ecija	100,000,000

Construction of School Building, Azarcon Integrated School, Barangay Balaring, General Mamerto Natividad, Nueva Ecija	15,000,000
Construction of School Building, Santor Elementary School, Barangay Santor, Bongabon, Nueva Ecija	5,000,000
Construction of School Building, Carranglan National High School, Barangay FC Otic, Carranglan, Nueva Ecija	20,000,000
Construction of School Building, San Roque Elementary School, San Isidro, Nueva Ecija	10,000,000
Construction of School Building, San Nicolas Central School, Gapan City, Nueva Ecija	10,000,000
Construction of School Building, Sta. Clara Elementary School, Barangay Sta. Clara, Cuyapo, Nueva Ecija	5,000,000
Construction of School Building, Aliaga Central School, Barangay Poblacion Centro, Aliaga, Nueva Ecija	5,000,000
Construction of School Building, Quezon Integrated School, Barangay Dos, Quezon, Nueva Ecija	5,000,000
Construction of School Building, Burnay Elementary School, Barangay Burnay, Talavera, Nueva Ecija	5,000,000
Construction of School Building, Cristina David Pascual National High School, Gapan, Nueva Ecija	20,000,000

Pampanga	110,000,000

Construction of School Building, Capalangan Elementary School, Capalangan, Apalit, Pampanga	5,000,000
Construction of School Building, Cansinala Elementary School, Cansinala, Apalit, Pampanga	5,000,000
Construction of School Building, Caduang Tete National High School, Caduang Tete, Macabebe, Pampanga	10,000,000
Construction of School Building, San Pedro 2 Elementary School, Magalang, Pampanga	10,000,000
Construction of School Building, Sitio Pader Elementary School, Angeles City, Pampanga	10,000,000
Construction of School Building, Pampanga High School, City of San Fernando, Pampanga	70,000,000

Tarlac	70,000,000

Construction of School Building, Magao High School, Barangay Magao, Concepcion, Tarlac	20,000,000
Construction of School Building, Jose V. Yap National High School, Tarlac City, Tarlac	20,000,000
Construction of School Building, Ramos National High School, Ramos. Tarlac	10,000,000

966	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

NAME OF PROJECT	AMOUNT
Construction of School Building, Santa Ignacia South Central Elementary School, Santa Ignacia, Tarlac	20,000,000

Zambales	40,000,000

Construction of School Building, Collat Integrated School, Barangay Collat, Masinloc, Zambales	20,000,000
Construction of School Building, Olongapo City Elementary School (Phase 2), Barangay West Bajac-Bajac,Olongapo City, Zambales	20,000,000

Region IVA - CALABARZON	850,000,000

Batangas	240,000,000

Construction of School Building, Balagbag Elementary School, San Juan, Batangas	20,000,000
Construction of School Building, Lapo Lapo Elementary School, Brgy. Lapo Lapo 2, San Jose, Batangas	20,000,000
Construction of School Building, Bolo Elementary School, Bauan, Batangas	20,000,000
Construction of School Building, San Juan-Sto. Nino Elementary School, Mabini, Batangas	10,000,000
Construction of School Building, San Luis Central School, Batangas	10,000,000
Construction of School Building, Papaya National High School, Tingloy, Batangas	8,000,000
Construction of School Building, Kaingin Elementary School, San Pascual, Batangas	20,000,000
Construction of School Building, San Miguel Elementary School, Lobo, Batangas	12,000,000
Construction of School Building, Upa Primary School, Brgy. Upa, Mataasnakahoy, Batangas	15,000,000
Construction of School Building, San Sebastian Elementary School, Brgy. San Sebastian, Mataasnakahoy, Batangas	5,000,000
Construction of School Building, Mahanadiong National High School, Brgy. Mahanadiong, Taysan, Batangas	20,000,000
Construction of School Building, Talaga Central School, Brgy. Talaga, Tanauan City, Batangas	20,000,000
Construction of School Building, Jose Lopez, Manzano National High School, Barangay Mataywanac, Tuy, Batangas	20,000,000
Construction of School Building, Alangilan Senior High School, Brgy. Alangilan, Batangas City, Province of Batangas	20,000,000
Construction of School Building, Bugtong na Pulo Elementary School, Brgy. Bugtong na Pulo, Lipa City, Batangas	20,000,000

Cavite	180,000,000

Construction of School Building, Belvedere Elementary School, General Trias, Cavite	20,000,000
Construction of School Building, Potol-Sta. Isabel Elementary School, Kawit, Cavite	20,000,000
Construction of School Building, Cecilio M. Saliba Elementary School, Barangay Pasong Camachile II, General Trias City, Cavite	20,000,000
Construction of School Building, Real Elementary School, Barangay Real, Bacoor City, Cavite	20,000,000
Construction of School Building (Phase 1), Francisca Tirona Benitez Integrated School, Barangay Malagasang 1-D, Imus, Cavite	20,000,000
Construction of School Building, Green Breeze Integrated High School, Dasmarinas, Cavite	20,000,000
Construction of School Building, Sabutan Elementary School, Silang, Cavite	20,000,000
Construction of School Building, Capipisa Elementary School, Brgy. Capipisa, Tanza, Cavite	10,000,000
Construction of School Building, Indang Central Elementary School, Brgy. Poblacion I, Indang, Cavite	10,000,000
Construction of School Building, Matagbak Elementary School, Brgy. Matagbak 1, Alfonso, Cavite	20,000,000

Laguna	160,000,000

Construction of School Building, Bagong Pook Elementary School, Barangay VI-C, San Pablo City, Laguna	10,000,000
Construction of School Building, Major Juan Eseo Elementary School, Barangay Santiago 2, San Pablo City, Laguna	10,000,000
Construction of School Building, Dolores Elementary School, Barangay Dolores, San Pablo, Laguna	10,000,000
Construction of School Building, Margarita Lopez Laurel Memorial School, Barangay San Rafael, San Pablo City, Laguna	10,000,000
Construction of School Building, Saray Elementary School, Brgy. Saray, Pakil, Laguna	20,000,000
Construction of School Building, Landayan Elementary School, San Pedro City, Laguna	20,000,000
Construction of School Building, Bambang Elementary School, Barangay Bambang, Los Banos, Laguna	20,000,000
Construction of School Building, Binan City Senior High School West Campus, Barangay Langkiwa, Binan City, Laguna	20,000,000
Construction of School Building (Phase 2), Kay-anlog Elementary School, Barangay Kay-anlog , Calamba City, Laguna	20,000,000
Construction of School Building, J.P Rizal Central 2 Elementary School, Barangay Kanluran, Santa Rosa, Laguna	20,000,000

Quezon	170,000,000

Construction of School Building, Paiisa National High School, Paiisa, Tiaong, Quezon	20,000,000
Construction of School Building, San Rafael Elementary School, Barangay San Rafael, Lopez, Quezon	5,000,000
Construction of School Building, Magsaysay Elementary School, Barangay Magsaysay, Tagkawayan, Quezon	5,000,000
Construction of School Building, Angeles Elementary School, Barangay Angeles, Atimonan, Quezon	5,000,000
Construction of School Building, Villa Ibaba Elementary School, Barangay Villa Ibaba, Atimonan, Quezon	5,000,000
Construction of School Building, Ibabang Yuni Elementary School, Barangay Ibabang Yuni, Mulanay, Quezon	5,000,000
Construction of School Building, Santa Rosa Elementary School, Barangay Santa Rosa, Mulanay, Quezon	5,000,000
Construction of School Building, Yugno Elementary School, Sito Yugno, Barangay Camflora, San Andres, Quezon	5,000,000
Construction of School Building, Marcial B. Villanueva National High School, Barangay Cawayan 1, San Francisco, Quezon	5,000,000
Construction of School Building, Mamala Integrated School, Barangay Mamala I, Sariaya, Quezon Province	20,000,000
Construction of School Building, Binonoan Elementary School, Barangay Binonoan, Infanta, Quezon	5,000,000
Construction of School Building, Cagbalete 1 Elementary School, Barangay Cagbalete, Mauban, Quezon	5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	967
DEPARTMENT OF EDUCATION - SCHOOL BUILDING PROGRAM

NAME OF PROJECT	AMOUNT
Construction of School Building, Kiloloron Elementary School, Barangay Kiloloron, Real, Quezon	5,000,000
Construction of School Building, Polillo National High School-Languyin Campus, Barangay Languyin, Polillo, Quezon	5,000,000
Construction of School Building, Pury Elementary School, Barangay Pury, San Antonio, Quezon Province	20,000,000
Construction of School Building, Sta. Catalina Norte Elemetary School, Candelaria, Quezon	10,000,000
Construction of School Building, Cabay National High School, Tiaong, Quezon	20,000,000
Construction of School Building, Behia Elementary School, Tiaong, Quezon	20,000,000

Rizal	100,000,000

Construction of School Building, Quiterio San Jose Elementary School, Barangay May-lba, Teresa, Rizal	20,000,000
Construction of School Building, Muntindilaw National High School, Barangay Muntindilaw, Antipolo City, Rizal	20,000,000
Construction of School Building, Joaquin Guido Elementary School (Angono ES Unit 1), Barangay Kalayaan, Angono, Rizal	20,000,000
Construction of School Building, Banaba Elementary School-Annex, Brgy. Banaba, San Mateo, Rizal	20,000,000
Construction of School Building, Cabading Elementary School, Brgy. San Jose, Antipolo City, Rizal	20,000,000

Region IVB - MIMAROPA	160,000,000

Marinduque	20,000,000

Construction of School Building, Maniwaya National High School, Santa Cruz, Marinduque	20,000,000

Occidental Mindoro	20,000,000

Construction of School Building, Santa Cruz National High School, Barangay Casague, Santa Cruz, Occidental Mindoro	10,000,000
Construction of School Building, Salafay Elementary School, Barangay Monteclaro, San Jose, Occidental Mindoro	5,000,000
Construction of School Building, Batasan Elementary School, Barangay Batasan, San Jose, Occidental Mindoro	5,000,000

Oriental Mindoro	40,000,000

Construction of School Building, Oriental Mindoro National High School, San Vicente East, Calapan City Oriental Mindoro	20,000,000
Construction of School Building, Anoling High School, Barangay Anoling, Pinamalayan, Oriental Mindoro	10,000,000
Construction of School Building, Buli High School, Barangay Buli, Pinamalayan, Oriental Mindoro	10,000,000

Palawan	60,000,000

Construction of School Building, Princess Urduja Elementary School, Brgy. Princess Urduja, Narra, Palawan	8,000,000
Construction of School Building, Narra Integrated School, Brgy. Panacan 2, Narra, Palawan	12,000,000
Construction of School Building, Pasadena Elementary School, Pasadena, El Nido, Palawan	8,000,000
Construction of School Building, Abongan Elementary School, Abongan, Taytay, Palawan	12,000,000
Construction of School Building, Brooke’s Point Central School SPED Center, Brgy. Poblacion, Brooke’s Point, Palawan	20,000,000

Romblon	20,000,000

Construction of School Building, Agnocnoc Elementary School, Ferrol, Romblon	5,000,000
Construction of School Building, Canyayo Elementary School, Santa Fe, Romblon	5,000,000
Construction of School Building, Ferrol Central Elementary School, Ferrol, Romblon	5,000,000
Construction of School Building, Talisay Integrated School, Calatrava, Romblon	5,000,000

Region V - Bicol	1,015,000,000

Albay	524,200,000

Construction of School Building, Binanderahan Elementary School, Barangay Binanderahan, Camalig, Albay	20,000,000
Construction of School Building, Arimbay Elementary School, Arimbay, Legazpi City, Albay	20,000,000
Construction of School Building, Muladbucad Grande Elementary School, Brgy. Muladbucad Grande, Guinobatan, Albay	20,000,000
Construction of School Building, Mauraro Elementary School, Guinobatan, Albay	5,000,000
Construction of School Building, San Isidro Elementary School, Libon, Albay	5,000,000
Construction of School Building, San Vicente Elementary School, Libon, Albay	5,000,000
Construction of School Building, Binanowan Elementary School, Ligao City, Albay	5,000,000
Construction of School Building, San Jose National High School, Malilipot, Albay	20,000,000
Construction of School Building, Tabaco National High School, Tabaco City, Albay	20,000,000
Construction of School Building (Phase 1), Legazpi Science High School, Barangay Banquerohan, Legazpi City, Albay	40,000,000
Construction of School Building, Arimbay High School, Barangay Arimbay, Legazpi City, Albay	40,000,000
Construction of School Building, Banquerohan National High School, Barangay Banquerohan, Legazpi City, Albay	89,600,000
Construction of School Building, Cabangan High School, Barangay Cabangan, Legazpi City, Albay	89,600,000
Construction of School Building, Bagumbayan East Washington National High School (Bldg. 1), Legazpi City, Albay	80,000,000
Construction of School Building, Anoling Elementary School, Barangay Anoling, Camalig, Albay	65,000,000

Camarines Norte	40,000,000

Construction of School Building, Parang Elementary School, Barangay Parang, Jose Panganiban, Camarines Norte	15,000,000
Construction of School Building, San Jose Elementary School, Barangay San Jose, Jose Panganiban, Camarines Norte	5,000,000

968	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

NAME OF PROJECT	AMOUNT
Construction of School Building, Vinzons Pilot High School, Vinzons, Camarines Norte	20,000,000

Camarines Sur	120,000,000

Construction of School Building, Iriga City Science High School, Brgy. Salvacion, Iriga City, Camarines Sur	20,000,000
Construction of School Building, Mancawayan Elementary School, Barangay Mangcawayan, Lupi, Camarines Sur	5,000,000
Construction of School Building, Del Carmen Elementary School, Barangay Del Carmen, Lupi, Camarines Sur	5,000,000
Construction of School Building, Del Gallego Central School for SPED, Barangay Poblacion Zone 3, Del Gallego, Camarines Sur	5,000,000
Construction of School Building, Godofredo Reyes Sr. High School, Barangay Godofredo Reyes Sr., Ragay, Camarines Sur	5,000,000
Construction of School Building, Balatas Elementary School, Brgy. Balatas, Naga City, Camarines Sur	10,000,000
Construction of School Building, Triangulo Elementary School, Brgy. Triangulo, Naga City, Camarines Sur	10,000,000
Construction of School Building, Capucnasan Elementary School, Milaor, Camarines Sur	10,000,000
Construction of School Building, Bal Flor Elementary School, Milaor, Camarines Sur	10,000,000
Construction of School Building, Rinconada National Technical Vocational School, Brgy. Sto Domingo, Iriga City, Camarines Sur	20,000,000
Construction of School Building, Haponan Elementary School, Caramoan, Camarines Sur	3,500,000
Construction of School Building, Gata Integrated School, Caramoan, Camarines Sur	6,500,000
Construction of School Building, Oring Elementary School, Caramoan, Camarines Sur	10,000,000

Catanduanes	20,000,000

Construction of School Building, San Roque Elementary School, Bato, Catanduanes	10,000,000
Construction of School Building, Bagamanoc Rural Development High School, Bagamanoc, Catanduanes	10,000,000

Masbate	60,000,000

Construction of School Building, Bantigue Elementary School, Bantigue, Masbate City, Masbate	20,000,000
Construction of School Building, Chico Elementary School, Brgy. Chico, Municipality of Cawayan, Masbate Province	10,000,000
Construction of School Building, Guin-awayan Integrated School, Brgy. Guin-awayan, Municipality of Placer, Masbate Province	10,000,000
Construction of School Building, Buenavista Integrated School, Barangay Buenavista, San Fernando, Masbate	10,000,000
Construction of School Building, Halabangbaybay Elementary School, Barangay Halabangbaybay, San Pascual, Masbate	10,000,000

Sorsogon	250,800,000

Construction of School Building, Anastacio Castaneda Escaro Elementary School, Sitio Bancal, Brgy. San Roque, Bacon District, Sorsogon City, Sorsogon	20,000,000
Construction of School Building, Buhang National High School, Municipality of Bulusan, Province of Sorsogon	20,000,000
Construction of School Building, Poctol Elementary School, Brgy. Poctol, Pilar, Sorsogon	10,000,000
Construction of School Building, Del Rosario Elementary School, Brgy. Del Rosario, Pilar, Sorsogon	10,000,000
Construction of School Building, Bacon Central School, Bacon District, Sorsogon	63,600,000
Construction of School Building, Olandia Central School, Barcelona, Sorsogon	63,600,000
Construction of School Building, Bulusan National High School, Bulusan, Sorsogon	63,600,000

Region VI - Western Visayas	590,500,000

Aklan	40,000,000

Construction of School Building, Tomas SM Bautista Elementary School, Barangay Fatima, New Washington, Aklan	5,000,000
Construction of School Building, Kalibo Pilot Elementary School, Barangay Poblacion, Kalibo, Aklan	15,000,000
Construction of School Building, Toledo National High School, Barangay Toledo, Nabas, Aklan	10,000,000
Construction of School Building, Laserna Integrated School, Barangay Laserna, Nabas, Aklan	10,000,000

Antique	40,000,000

Construction of School Building, Pitac Elementary School, Pitac, Municipality of Tibiao, Antique	5,000,000
Construction of School Building, Nelia Boston Municipal Elementary School, Igbalangao, Municipality of Bugasong, Antique	5,000,000
Construction of School Building, Bonifacio Gella Candari Elementary School, Candari, Municipality of Pandan, Antique	5,000,000
Construction of School Building, Cabugao Elementary School, Cabugao, Municipality of Pandan, Antique	5,000,000
Construction of School Building, Ysulat Elementary School, Tobias Fornier, Antique	5,000,000
Construction of School Building, Governor Julian Fullon Pacificador National School, Hamtic, Antique	5,000,000
Construction of School Building, Barbaza Central Elementary School, Barangay Poblacion, Barbaza, Antique	5,000,000
Construction of School Building, Bia-an Elementary School, Hamtic, Antique	5,000,000

Capiz	60,000,000

Construction of School Building, Aranguel Elementary School, Barangay Aranguel, President Roxas, Capiz	20,000,000
Construction of School Building, Concepcion Elementary School, Brgy. Concepcion, Dumalag, Capiz	5,000,000
Construction of School Building, Consolacion Elementary School, Brgy. Consolacion, Dumalag, Capiz	5,000,000
Construction of School Building, Dolores Elementary School, Brgy. Dolores, Dumalag, Capiz	5,000,000
Construction of School Building, Duran Elementary School, Brgy. Duran, Dumalag, Capiz	5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	969
DEPARTMENT OF EDUCATION - SCHOOL BUILDING PROGRAM

NAME OF PROJECT	AMOUNT
Construction of School Building, Bailan Integrated School, Brgy. Bailan, Pontevedra, Capiz	20,000,000

Guimaras	20,000,000

Construction of School Building, Buenavista National High School, Barangay New Poblacion, Buenavista, Guimaras	20,000,000

Iloilo	270,500,000

Construction of School Building, Supanga Elementary School, Brgy. Supanga, Municipality of Calinog, Iloilo	5,000,000
Construction of School Building, Canauili Elementary School, Brgy. Canauili, Municipality of Janiuay, Iloilo	5,000,000
Construction of School Building, Mina National High School, Brgy. Bangac, Municipality of Mina, Iloilo	10,000,000
Construction of School Building, Nagsulang Primary School, Barangay Nagsulang, Lemery, Iloilo	6,500,000
Construction of School Building, San Diego Primary School, Barangay San Diego, Lemery, Iloilo	7,000,000
Construction of School Building, Tanao Elementary School, Barangay Tanao, Batad, Iloilo	6,500,000
Construction of School Building, Sinamay Elementary School, Barangay Sinamay, Alimodian, Iloilo	10,000,000
Construction of School Building, Tugas Elementary School, Barangay Tugas, Sta. Barbara, Iloilo	10,000,000
Construction of School Building, Nalundan Elementary School, Iloilo	10,000,000
Construction of School Building, Cabasi-Sta. Rosa Integrated School, Iloilo	10,000,000
Construction of School Building, Santa Barbara Central Elementary School, Brgy. Zone 3, Sta. Barbara, Iloilo	20,000,000
Construction of School Building, E. Juntado Elementary School, Iloilo City	20,000,000
Construction of School Building, Alameda National High School, Brgy. Alameda, Igbaras, Iloilo	20,000,000
Construction of School Building, Palaciawan Elementary School, Barotac Nuevo, Iloilo	6,600,000
Construction of School Building, Tubungan Primary School, Barotac Nuevo, Iloilo	6,600,000
Construction of School Building, Tinori-an Elementary School, Barotac Nuevo, Iloilo	6,800,000
Construction of School Building, Tigbauan National High School, Tigbauan, Iloilo	60,000,000
Construction of School Building, Duenas Central Elementary School, Duenas, Iloilo	25,500,000
Construction of School Building, Alimodian National Comprehensive High School, Alimodian, Iloilo	25,000,000

Negros Occidental	160,000,000

Construction of School Building, Tugas Integrated School, Brgy. Cabadiangan, Sipalay, Negros Occidental	20,000,000
Construction of School Building, Lagha Elementary School Main, Sitio Lagha, Barangay Quezon, San Carlos City, Negros Occidental	10,000,000
Construction of School Building, Bunga Integrated School, Barangay Bunga, Municipality of Salvador Benedicto, Negros Occidental	5,000,000
Construction of School Building, Pinowayan Elementary School, Barangay Pinowayan, Municipality of Salvador Benedicto, Negros Occidental	5,000,000
Construction of School Building, Dr. Vicente F. Gustilo Memorial National High School, Barangay Zone II, Cadiz City, Negros Occidental	20,000,000
Construction of School Building, Anahaw Elementary School, Brgy. Anahaw, Hinigaran, Negros Occidental	5,000,000
Construction of School Building, Esteban Jalandoni Farm School, Brgy. Baga-as, Hinigaran, Negros Occidental	5,000,000
Construction of School Building, Paloypoy Integrated Farm School, Brgy. Buenavista, Himamaylan City, Negros Occidental	5,000,000
Construction of School Building, Mambagaton Farm School, Brgy. Mambagaton, Himamaylan City, Negros Occidental	5,000,000
Construction of School Building, Progreso Village National High School, Barangay Vista Alegre, Bacolod City, Negros Occidental	20,000,000
Construction of School Building, La Granja Farm School, Barangay La Granja, La Carlota City, Negros Occidental	8,500,000
Construction of School Building, RSB Elementary School, Barangay RSB, La Carlota City, Negros Occidental	5,750,000
Construction of School Building, Ayungon Elementary School, Barangay Ayungon, La Carlota City, Negros Occidental	5,750,000
Construction of School Building, Lopez Jaena National High School, Murcia, Negros Occidental	10,000,000
Construction of School Building, Murcia National High School, Murcia, Negros Occidental	10,000,000
Construction of School Building, A.L. Jayme Elementary School, Brgy. Mansilingan, Bacolod City, Negros Occidental	10,000,000
Construction of School Building, Mansilingan Agro Industrial High School, Brgy. Mansilingan, Bacolod City, Negros Occidental	10,000,000

Region VII - Central Visayas	420,000,000

Bohol	120,000,000

Construction of School Building, Bilar National High School, Brgy. Yanaya, Bilar, Bohol	5,000,000
Construction of School Building, La Paz Elementary School, Brgy. La Paz, Carmen, Bohol	5,000,000
Construction of School Building, Guinsularan Elementary School, Brgy. Guinsularan, Duero, Bohol	5,000,000
Construction of School Building, Guio-ang Elementary School, Brgy. Guio-ang, Guindulman, Bohol	5,000,000
Construction of School Building, Biabas Trade High School, Biabas, Ubay, Bohol	20,000,000
Construction of School Building, Gov. Boyles Elementary School, Barangay Gov. Boyles, Ubay, Bohol	10,000,000
Construction of School Building, Balilihan Central Elementary School, Balilihan, Bohol	15,000,000
Construction of School Building, Badiang Elementary School, Barangay Badiang, Sikatuna, Bohol	5,000,000
Construction of School Building, San Pascual Elementary School, Barangay San Pascual, Ubay, Bohol	10,000,000

970	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

NAME OF PROJECT	AMOUNT
Construction of School Building, Bay-ang Elementary School, Bay-ang, Ubay, Bohol	10,000,000
Construction of School Building, Union Elementary School, Union, Ubay, Bohol	10,000,000
Construction of School Building, Magsaysay High School, Brgy. Magsaysay, Talibon, Bohol	10,000,000
Construction of School Building, Mahanay High School, Barangay Mahanay, Talibon, Bohol	10,000,000

Cebu	240,000,000

Construction of School Building, Cordova National High School, Cordova, Cebu	20,000,000
Construction of School Building, Arcelo Memorial National High School, Barangay San Vicente, Municpality of Liloan, Cebu	20,000,000
Construction of School Building (Phase 2), Cawhagan Integrated School, Barangay Caohagan, Lapu-Lapu City, Cebu	20,000,000
Construction of School Building, Guba National High School, Brgy. Guba, Cebu City, Cebu	20,000,000
Construction of School Building, Hilotongan Integrated School, Brgy. Hilotongan, Bantayan, Cebu	5,000,000
Construction of School Building, Okoy Elementary School, Brgy. Okoy, Sta. Fe, Cebu	5,000,000
Construction of School Building, Daantabogon National High School, Brgy. Daantabogon, Tabogon, Cebu	5,000,000
Construction of School Building, Caputatan Sur Elementray School, Brgy. Caputatan Sur, Medellin, Cebu	5,000,000
Construction of School Building, Bacay Elementary School, Barangay Tulay, Municipality of Minglanilla, Cebu	20,000,000
Construction of School Building, Consolacion National High School, Consolacion, Cebu	20,000,000
Construction of School Building, Tulic Elementary School, Barangay Tulic, Argao, Cebu	10,000,000
Construction of School Building, Taloot Integrated School, Barangay Taloot, Argao, Cebu	10,000,000
Construction of School Building, Tisa Il Elementary School, Barangay Tisa, Cebu City, Cebu	20,000,000
Construction of School Building, Guibuangan Central School, Barangay Guibuangan, Barili, Cebu	20,000,000
Construction of School Building, Langin National High School, Ronda, Cebu	20,000,000
Construction of School Building, Mandaue City Central School, Mandaue City, Cebu	20,000,000

Negros Oriental	40,000,000

Construction of School Building, Basak Integrated School, Bais City, Negros Oriental	20,000,000
Construction of School Building, Linothangan High School, Brgy. Linothangan, Canlaon City, Negros Oriental	10,000,000
Construction of School Building, La Libertad Technical-Vocational School Junior High School, La Libertad, Negros Oriental	10,000,000

Siquijor	20,000,000

Construction of School Building, Siquijor Integrated School, Siquijor, Siquijor	20,000,000

Region VIII - Eastern Visayas	360,000,000

Biliran	20,000,000

Construction of School Building, Uson Elementary School, Brgy. Uson, Caibiran, Biliran	13,000,000
Construction of School Building, Culaba National Vocational School, Brgy. Virginia, Culaba, Biliran	7,000,000

Eastern Samar	46,000,000

Construction of School Building, Caglao-an Elementary School, Brgy. Caglao-on, Dolores, Eastern Samar	5,000,000
Construction of School Building, Rizal Elementary School, Brgy. Rizal, Dolores, Eastern Samar	5,000,000
Construction of School Building, Abejao Elementary School, Brgy. Abejao, Salcedo, Eastern Samar	5,000,000
Construction of School Building, Caghalong Elementary School, Brgy. Caghalong, Can-Avid, Eastern Samar	5,000,000
Construction of School Building, San Juan Integrated School, Sulat, Eastern Samar	10,000,000
Construction of School Building, Sabang Integrated School, Borongan City, Eastern Samar	10,000,000
Construction of School Building, Malingon Elementary School, Brgy. Malingon, Oras, Eastern Samar	6,000,000

Leyte	122,000,000

Construction of School Building, Granja-Kalinawan National High School - Hiagsam Annex, Brgy. Hiagsam, Jaro, Leyte	20,000,000
Construction of School Building, Tapol Elementary School, Brgy. Tapol, Leyte, Leyte	5,000,000
Construction of School Building, Catagbacan Elementary School, Brgy. Catagbacan, Villaba, Leyte	5,000,000
Construction of School Building, Iligay Elementary School, Brgy. Iligay, Villaba, Leyte	5,000,000
Construction of School Building, Butason II Elementary School, Brgy. Butason II, Tabango, Leyte	5,000,000
Construction of School Building, Cogon Elementary School, Brgy. Cogon, Alangalang, Leyte	6,000,000
Construction of School Building, Cangumbang Elementary School, Brgy. Cangumbang, Palo, Leyte	6,000,000
Construction of School Building, Canmogsay Elementary School, Brgy. Canmogsay, Tolosa, Leyte	6,000,000
Construction of School Building, Minuswang Elementary School, Brgy. Minuswang, Barugo, Leyte	6,000,000
Construction of School Building, Felix Caneja Lafuente National High School, Brgy. Caneja, Calubian, Leyte	6,000,000
Construction of School Building, Liloan Central Elementary School, Brgy. Liloan, Ormoc City, Leyte	6,000,000
Construction of School Building, Tagkip Elementary School, Brgy. Tagkip, Dagami, Leyte	6,000,000
Construction of School Building, Makinhas Elementary School, Barangay Makinhas, Baybay City, Leyte	5,000,000
Construction of School Building, Linao Primary School, Barangay Linao, Inopacan, Leyte	5,000,000
Construction of School Building, Matapay Elementary School, Barangay Matapay, Hilongos, Leyte	5,000,000
Construction of School Building (Phase 2), Canmarating National High School, Barangay Canmarating, Abuyog, Leyte	5,000,000
Construction of School Building, Liloan Central School, Ormoc City, Leyte	20,000,000

Northern Samar	86,000,000

Construction of School Building, Marubay National High School,Barangay Marubay, Laoang, Northern Samar	10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	971
DEPARTMENT OF EDUCATION - SCHOOL BUILDING PROGRAM

NAME OF PROJECT	AMOUNT
Construction of School Building, San Isidro National High School,Barangay San Isidro, Las Navas, Northern Samar	10,000,000
Construction of School Building, San Isidro Elementary School, Barangay San Isidro, Bobon, Northern Samar	10,000,000
Construction of School Building, Guba Elementary School, Barangay Guba, Catarman, Northern Samar	10,000,000
Construction of School Building, Libertad Elementary School, Gamay, Northern Samar	5,000,000
Construction of School Building, Oleras Elementary School, Laoang, Northern Samar	5,000,000
Construction of School Building, Bantayan Elementary School, San Roque, Northern Samar	10,000,000
Construction of School Building, Bobon Central Elementary School, Brgy. Sta. Clara, Bobon, Northern Samar	6,000,000
Construction of School Building, Nenita National High School, Brgy. Nenita, Mondragon, Northern Samar	10,000,000
Construction of School Building, San Jose Elementary School, Brgy. San Jose, Mondragon, Northern Samar	10,000,000

Samar	46,000,000

Construction of School Building, Pologon Elementary School, Gandara, Samar	5,000,000
Construction of School Building, San Joaquin Central Elementary School, Calbayog City, Samar	5,000,000
Construction of School Building, Cagsalaosao Elementary School, Calbayog City, Samar	10,000,000
Construction of School Building, Mabini National High School, Brgy. Mabini, Basey, Samar	6,000,000
Construction of School Building, Albalate Integrated School, Brgy. Albalate, Catbalogan City, Samar	20,000,000

Southern Leyte	40,000,000

Construction of School Building, Saub Integrated School, San Ricardo, Southern Leyte	6,500,000
Construction of School Building, Katipunan Elementary School, Silago, Southern Leyte	7,000,000
Construction of School Building, San Juan National High School, San Juan, Southern Leyte	6,500,000
Construction of School Building, Hanginan Elementary School, Maasin City, Southern Leyte	5,000,000
Construction of School Building, Laboon Elementary School, Maasin City, Southern Leyte	5,000,000
Construction of School Building, Canyuom Integrated School, Maasin City, Southern Leyte	5,000,000
Construction of School Building, Hitawos Integrated School, Bontoc, Southern Leyte	5,000,000

Region IX - Zamboanga Peninsula	220,000,000

Zamboanga City	80,000,000

Construction of School Building, Manicahan National High School, Barangay Manicahan, Zamboanga City	40,000,000
Construction of School Building, Mampang Elementary School, Barangay Mampang, Zamboanga City	40,000,000

Zamboanga del Norte	60,000,000

Construction of School Building, San Antonio Elementary School, Brgy. San Antonio, Polanco, Zamboanga del Norte	5,000,000
Construction of School Building, San Antonio Elementary School, Brgy. San Antonio, Sergio Osmena, Zamboanga del Norte	5,000,000
Construction of School Building, Princesa Lamaya Elementary School, Brgy. Princesa Lamaya, Sergio Osmena, Zamboanga del Norte	5,000,000
Construction of School Building, New Sicayab Elementary School, Brgy. New Sicayab, Polanco, Zamboanga del Norte	5,000,000
Construction of School Building, Daniel Maing Integrated School, Brgy. Daniel Maing, Kalawit, Zamboanga del Norte	5,000,000
Construction of School Building, Palalian Elementary School, Brgy. Palalian, Kalawit, Zamboanga del Norte	5,000,000
Construction of School Building, Matunoy Elementary School, Brgy. Matunoy, Gutalac, Zamboanga del Norte	5,000,000
Construction of School Building, Cocob Elementary School, Brgy. Cocob, Gutalac, Zamboanga del Norte	5,000,000
Construction of School Building, Paranglumba Integrated School, Barangay Paranglumba, Siayan, Zamboanga del Norte	5,000,000
Construction of School Building, Don Jose Aguirre National High School, Barangay Don Jose Aguirre, Manukan, Zamboanga del Norte	5,000,000
Construction of School Building, Denuyan Elementary School, Barangay Denuyan, Siayan, Zamboanga del Norte	5,000,000
Construction of School Building, Marupay National High School- Pinalan Extension, Brgy. Pinalan, Pres. Manuel A. Roxas, Zamboanga del Norte	5,000,000

Zamboanga del Sur	40,000,000

Construction of School Building, Dulop National High School, Barangay Dulop, Municipality of Dumingag, Zamboanga del Sur	10,000,000
Construction of School Building, Bokong National High School, Barangay Bokong, Municipality of Labangan, Zamboanga del Sur	10,000,000
Construction of School Building, Antonio V. Apostol Sr. Mem. Central Elementary School, Barangay Poblacion, Municipality of Lapuyan, Zamboanga del Sur	10,000,000
Construction of School Building, Margosatubig Regional Pilot School-SPED, Barangay Poblacion, Municipality of Margosatubig, Zamboanga del Sur	10,000,000

Zamboanga Sibugay	40,000,000

Construction of School Building, Magsaysay Elementary School, Siay, Zamboanga Sibugay	7,000,000
Construction of School Building, Makilas Elementary School, Ipil, Zamboanga Sibugay	6,000,000
Construction of School Building, Katipunan Elementary School, RT Lim, Zamboanga Sibugay	7,000,000
Construction of School Building, Kahayagan Elementary School, Olutanga, Zamboanga Sibugay	5,000,000
Construction of School Building, Lalat Elementary School, Imelda, Zamboanga Sibugay	5,000,000

972	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

NAME OF PROJECT	AMOUNT
Construction of School Building, San Roque Elementary School, Mabuhay, Zamboanga Sibugay	5,000,000
Construction of School Building, Moalboal Elementary School, Talusan, Zamboanga Sibugay	5,000,000

Region X - Northern Mindanao	300,000,000

Bukidnon	80,000,000

Construction of School Building, Bukidnon National High School, Malaybalay City, Bukidnon	20,000,000
Construction of School Building, New Nongnongan National High School, Barangay New Nongnongan, Don Carlos, Bukidnon	5,000,000
Construction of School Building, Anahawon Elementary School, Barangay Anahawon, Maramag, Bukidnon	5,000,000
Construction of School Building, Danggawan Elementary School, Barangay Danggawan, Maramag, Bukidnon	5,000,000
Construction of School Building, San Miguel Elementary School, Barangay San Miguel, Maramag, Bukidnon	5,000,000
Construction of School Building, Damilag Integrated School, Damilag, Manolo Fortich, Bukidnon	10,000,000
Construction of School Building, Sankanan Elementary School, Sankanan, Manolo Fortich, Bukidnon	10,000,000
Construction of School Building, Bagontaas Central Elementary School, Bagontaas, Valencia City, Bukidnon	20,000,000

Camiguin	20,000,000

Construction of School Building, Hubangon Elementary School, Barangay Hubangon, Municipality of Mahinog, Camiguin	12,000,000
Construction of School Building, Quiboro Elementary School, Barangay Poblacion, Municipality of Mambajao, Camiguin	8,000,000

Lanao del Norte	60,000,000

Construction of School Building, Iligan City Central School, Iligan City, Lanao Del Norte	10,000,000
Construction of School Building, Dona Matrona Actub Yanez Memorial Elementary School, Iligan City, Lanao Del Norte	10,000,000
Construction of School Building, Calube Integrated School, Sultan Naga Dimaporo, Lanao del Norte	15,000,000
Construction of School Building, Inudaran Elementary School, Sapad, Lanao del Norte	5,000,000
Construction of School Building, Rufo Dela Cruz Integrated School, Tubod West, Lanao del Norte	20,000,000

Misamis Occidental	40,000,000

Construction of School Building, Guintomoyan Elementary School, Jimenez, Misamis Occidental	5,000,000
Construction of School Building, Sapang Dalaga Elementary School, Brgy. Poblacion, Sapang Dalaga, Misamis Occidental	15,000,000
Construction of School Building, Tabid Elementary School, Brgy. Tabid, Ozamiz City, Misamis Occidental	10,000,000
Construction of School Building, Gandawan Elementary School, Brgy. Gandawan, Don Victoriano, Misamis Occidental	5,000,000
Construction of School Building, Liboron Elementary School, Brgy. Liboron, Don Victoriano, Misamis Occidental	5,000,000

Misamis Oriental	100,000,000

Construction of School Building, Camaman-an Elementary School, Barangay Camaman-an, Cagayan de Oro City, Misamis Oriental	20,000,000
Construction of School Building, Ulab Elementary School, Barangay Ulab, Gitagum, Misamis Oriental	20,000,000
Construction of School Building, San Juan Elementary School, Balingasag, Misamis Oriental	20,000,000
Construction of School Building, West City Central School, Cagayan de Oro City, Misamis Oriental	20,000,000
Construction of School Building, Bulua Central School, Barangay Bulua, Cagayan de Oro City, Misamis Oriental	20,000,000

Region XI - Davao	250,000,000

Davao de Oro	70,000,000

Construction of School Building, Cabidianan National High School, Nabunturan, Davao de Oro	6,500,000
Construction of School Building, Lawaan National High School, Pantukan, Davao de Oro	6,500,000
Construction of School Building, Concepcion Integrated School, Laak, Davao de Oro	7,000,000
Construction of School Building, New Panay Integrated School-Junior High School, Maragusan, Davao de Oro	25,000,000
Construction of School Building, Cabinuangan Elementary School, New Bataan, Davao de Oro	25,000,000

Davao del Norte	40,000,000

Construction of School Building, Balagunan Elementary School, Brgy. Balagunan, Sto. Tomas, Davao Del Norte	5,000,000
Construction of School Building, Don Manuel Javellana Elementary School, Brgy. Dapco, Panabo, Davao Del Norte	5,000,000
Construction of School Building, Kimamon Elementary School, Brgy. Kimamon, Sto. Tomas, Davao Del Norte	5,000,000
Construction of School Building, Adecor Elementary School, Brgy. Adecor, Igacos, Davao Del Norte	5,000,000
Construction of School Building, Angel Villarica Central Elem. School, Barangay Villarica, Babak District, IGACOS, Davao del Norte	10,000,000
Construction of School Building, Galapin Elem. School, Barangay Maduao, Panabo City, Davao del Norte	10,000,000

Davao del Sur	80,000,000

Construction of School Building, Buhangin Central Elementary School, Davao City, Davao del Sur	20,000,000
Construction of School Building, Jose P. Rizal Elementary School, Poblacion, Davao City, Davao del Sur	20,000,000
Construction of School Building, Langub Elementary School, Barangay Langub, Davao City, Davao del Sur	20,000,000
Construction of School Building, Coronon Elementary School, Sta. Cruz, Davao del Sur	5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	973
DEPARTMENT OF EDUCATION - SCHOOL BUILDING PROGRAM

NAME OF PROJECT	AMOUNT
Construction of School Building, Astorga Central Elementary School, Sta. Cruz, Davao del Sur	5,000,000
Construction of School Building, Tuban Elementary School, Sta. Cruz, Davao del Sur	5,000,000
Construction of School Building, Cogon Elementary School, Digos City, Davao del Sur	5,000,000

Davao Occidental	20,000,000

Construction of School Building, Sta. Maria National High School-San Juan Extension, Brgy. San Juan, Sta. Maria, Davao Occidental	5,000,000
Construction of School Building, Sta. Maria National High School-San Pedro Extension, Brgy. San Pedro, Sta. Maria, Davao	5,000,000
Construction of School Building, Mariano Peralta National High School-Bito Extension, Brgy. Bito, Malita, Davao Occidental	10,000,000

Davao Oriental	40,000,000

Construction of School Building, Baso Elementary School, Barangay Badas, City of Mati, Davao Oriental	10,000,000
Construction of School Building, Macambol Elementary School, Barangay Macambol, City of Mati, Davao Oriental	10,000,000
Construction of School Building, Baganga National High School, Baganga, Davao Oriental	20,000,000

Region XII - SOCCSKSARGEN	200,000,000

Cotabato	60,000,000

Construction of School Building, Asuncion Elementary School, Barangay Poblacion, Makilala, Cotabato	7,500,000
Construction of School Building, Sto. Nino Elementary School, Barangay Sto Nino, Makilala, Cotabato	7,500,000
Construction of School Building, New Cebu Elementary School, Barangay New Cebu, Makilala, Cotabato	5,000,000
Construction of School Building, Macabasa Elementary School, Barangay Macabasa, Alamada, Cotabato	5,000,000
Construction of School Building, Del Pilar Elementary School, Barangay Rangayen, Alamada, Cotabato	5,000,000
Construction of School Building, Lawili Elementary School, Barangay Lawili, Aleosan, Cotabato	5,000,000
Construction of School Building, Malengen Elementary School, Barangay Malengen, Libungan, Cotabato	5,000,000
Construction of School Building, Dungo-An High School, Brgy. Dungo-An, M’Lang, Cotabato	20,000,000

Sarangani	20,000,000

Construction of School Building, Malalag Central Elementary School - SPED Center, Maitum, Sarangani	20,000,000

South Cotabato	80,000,000

Construction of School Building, Cirila G. Odal National High School, Barangay Linan, Tupi, South Cotabato	5,000,000
Construction of School Building, Benigno S. Aquino Integrated School, Barangay Miasong, Tupi, South Cotabato	5,000,000
Construction of School Building, Taplan Integrated School - Buto Extension, Barangay Buto, Tampakan, South Cotabato	5,000,000
Construction of School Building, Ubo Elementary School - Lamfenek Extension, Barangay Lamfugon, Lake Sebu, South Cotabato	5,000,000
Construction of School Building, Lamcaliaf Integrated School, Brgy. Lamcaliaf, Polomolok, South Cotabato	5,000,000
Construction of School Building, Upper Klinan Elementary School, Brgy. Upper Klinan, Polomolok, South Cotabato	5,000,000
Construction of School Building, Palkan Elementary School, Brgy. Palkan, Polomolok, South Cotabato	5,000,000
Construction of School Building, Viray Lising Integrated School, Brgy. Glamang, Polomolok, South Cotabato	5,000,000
Construction of School Building, Datu Acad Dalid Elementary School, Barangay Buayan, General Santos City, South Cotabato	10,000,000
Construction of School Building, Romana C. Acharon Central Elementary School, Barangay Calumpang, General Santos City, South Cotabato	10,000,000
Construction of School Building, Koronadal National Comprehensive High School, Koronadal City, South Cotabato	20,000,000

Sultan Kudarat	40,000,000

Construction of School Building, Guintales Integrated School, Brgy. Poloy-Poloy, Lebak, Sultan Kudarat	10,000,000
Construction of School Building, Kuden National High School, Brgy. Kuden, Sen. Ninoy Aquino, Sultan Kudarat	10,000,000
Construction of School Building, Tayugo Elementary School, Barangay Tayugo, Isulan, Sultan Kudarat	5,000,000
Construction of School Building, Isulan Central Elementary School SPED Center, Barangay Kalawag II, Isulan, Sultan Kudarat	5,000,000
Construction of School Building, Laguilayan National High School, Barangay Laguilayan, Isulan, Sultan Kudarat	5,000,000
Construction of School Building, Bambad Central Elementary School, Barangay Bambad, Isulan, Sultan Kudarat	5,000,000

Region XIII - Caraga	180,000,000

Agusan del Norte	40,000,000

Construction of School Building, Concepcion Integrated School, Brgy. Concepcion, Cabadbaran City, Agusan del Norte	10,000,000
Construction of School Building, Comagascas Elementary School, Brgy. Comagascas, Cabadbaran City, Agusan del Norte	10,000,000

974	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

NAME OF PROJECT	AMOUNT
Construction of School Building, Agusan National High School, Barangay Diego Silang, Butuan City, Agusan del Norte	20,000,000

Agusan del Sur	40,000,000

Construction of School Building, San Francisco Pilot Central Elementary School, Barobo Rd., San Francisco, Agusan del Sur	20,000,000
Construction of School Building, East Prosperidad Central Elementary School, Brgy. Poblacion, Prosperidad, Agusan del	10,000,000
Construction of School Building, Patin-ay Central Elementary School, Brgy. Patin-ay, Prosperidad, Agusan del Sur	10,000,000

Dinagat Island	20,000,000

Construction of School Building, Boa Elementary School, Cagdianao, Dinagat Islands	20,000,000

Surigao del Norte	40,000,000

Construction of School Building, Pelaez Elementary School, San Isidro, Surigao del Norte	10,000,000
Construction of School Building, Abad Santos Elementary School, Sta.Monica, Surigao del Norte	10,000,000
Construction of School Building, Himamaug Elementary School, Taganaan, Surigao del Norte	20,000,000
Surigao del Sur	40,000,000

Construction of School Building, Greenfield Elementary School, Sta. Juana, Tagbina, Surigao del Sur	10,000,000
Construction of School Building, Barcelona Central Elementary School, Barcelona, Lingig, Surigao del Sur	10,000,000
Construction of School Building, Nurcia Integrated School, Lanuza, Surigao del Sur	5,000,000
Construction of School Building, Bolhoon National High School, San Miguel, Surigao del Sur	15,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	180,000,000

Basilan	20,000,000

Construction of School Building, Isabela City National High School, Barangay Cabunbata, Isabela City, Province of Basilan	20,000,000

Lanao del Sur	40,000,000

Construction of School Building, Datu Raquib Sinoden National High School, Brgy. Dilausan Madalum, 2nd District, Lanao del Sur	10,000,000
Construction of School Building, Biosong Elementary School, Barangay Biosong, Picong, Lanao del Sur	10,000,000
Construction of School Building, Datu Mamintal National High School, Bubong, Lanao del Sur	20,000,000

Maguindanao del Norte	20,000,000

Construction of School Building, Cotabato City Central Pilot Elementary School, Cotabato City, Maguindanao del Norte	20,000,000

Maguindanao del Sur	20,000,000

Construction of School Building, Datu Paglas National High School, Poblacion, Datu Paglas, Maguindanao del Sur	20,000,000

Sulu	60,000,000

Construction of School Building, Allayon Elementary School, Camp Andres, Luuk, Sulu	20,000,000
Construction of School Building, Sultan Jamalul Elementary School, Maimbung, Sulu	20,000,000
Construction of School Building (Phase 2), Sultan Jamalul Elementary School, Maimbung, Sulu	20,000,000

Tawi-Tawi	20,000,000

Construction of School Building, Tawi-Tawi School of Arts and Trades (TTSAT), Barangay Pag-asa, Bongao, Tawi-Tawi	20,000,000

Grand Total	7,183,500,000

DECEMBER 30, 2024	OFFICIAL GAZETTE
HEALTH FACILITIES ENHANCEMENT PROGRAM

HEALTH FACILITIES ENHANCEMENT

PROGRAM UNDER DOH

FISCAL YEAR 2025

DECEMBER 30, 2024	OFFICIAL GAZETTE	975
HEALTH FACILITIES ENHANCEMENT PROGRAM

DEPARTMENT OF HEALTH
FY 2025 HEALTH FACILITIES ENHANCEMENT PROGRAM (HFEP)
(Amount in Pesos)

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
1. Barangay Health Stations (BHS)	53,500,000			53,500,000

1.a. Construction/Completion/Equipping of BHS	53,500,000			53,500,000

Region IV-A	3,000,000			3,000,000

Quezon	3,000,000			3,000,000

Barangay Bagong Niing, San Antonio BHS	3,000,000			3,000,000

Region IV-B	6,000,000			6,000,000

Palawan	3,000,000			3,000,000

Barangay Kamuning, Puerto Princesa BHS	3,000,000			3,000,000

Romblon	3,000,000			3,000,000

Barangay Agnipa, Romblon BHS	3,000,000			3,000,000

Region VIII	6,000,000			6,000,000

Northern Samar	6,000,000			6,000,000

Barangay West San Jose, San Jose BHS	3,000,000			3,000,000
Barangay Bagong Sabang, San Jose BHS	3,000,000			3,000,000

Region IX	3,000,000			3,000,000

Zamboanga City	3,000,000			3,000,000

Sacol Island BHS	3,000,000			3,000,000

Region X	3,000,000			3,000,000

Bukidnon	3,000,000			3,000,000

Barangay Dalirig, Manolo Fortich BHS	3,000,000			3,000,000

Region XI	12,000,000			12,000,000

Davao Oriental	9,000,000			9,000,000

Barangay Malibago, Cateel BHS	3,000,000			3,000,000
Barangay Causwagan, Banaybanay BHS	3,000,000			3,000,000
Barangay Central, Manay BHS	3,000,000			3,000,000

Davao City	3,000,000			3,000,000

Barangay 3-A, Poblacion BHS	3,000,000			3,000,000

Region XII	12,000,000			12,000,000

South Cotabato	12,000,000			12,000,000

Barangay New Pangasinan, Koronadal City BHS	3,000,000			3,000,000
Barangay Lamdalag, Lake Sebu BHS	3,000,000			3,000,000
Barangay Luhib, Lake Sebu BHS	3,000,000			3,000,000
Barangay Surallah BHS	3,000,000			3,000,000

Region XIII	8,500,000			8,500,000

Surigao del Norte	5,500,000			5,500,000

Barangay Sayak, Del Carmen BHS	2,500,000			2,500,000
BHS and Birthing Facility at Brgy. Caub, Del Carmen	3,000,000			3,000,000

Surigao del Sur	3,000,000			3,000,000

Barangay Mat-e, Cagwait BHS	3,000,000			3,000,000

976	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
2. Super Health Center (SHC)/Rural Health Units (RHU) - Primary Care Facility	3,139,850,000	1,482,826,500	18,000,000	4,640,676,500

2.a. Construction of Super Health Centers	1,449,000,000	175,000,000		1,624,000,000

Region I	52,000,000	10,000,000		62,000,000

Ilocos Sur	12,000,000			12,000,000

Caoayan Bagong Pilipinas Health Center	12,000,000			12,000,000

La Union	8,000,000	2,000,000		10,000,000

Luna Super Health Center	8,000,000	2,000,000		10,000,000

Pangasinan	32,000,000	8,000,000		40,000,000

Lingayen Super Health Center	8,000,000	2,000,000		10,000,000
Basista Super Health Center	8,000,000	2,000,000		10,000,000
Santo Tomas Super Health Center	8,000,000	2,000,000		10,000,000
San Carlos Super Health Center	8,000,000	2,000,000		10,000,000

CAR	32,000,000	7,000,000		39,000,000

Kalinga	12,000,000			12,000,000

Pinukpuk Bagong Pilipinas Health Center	12,000,000			12,000,000

Mountain Province	20,000,000	7,000,000		27,000,000

Tadian Super Health Center	8,000,000	2,000,000		10,000,000
Barangay Kayan East, Tadian Super Health Center	12,000,000	5,000,000		17,000,000

Region II	120,000,000	4,000,000		124,000,000

Cagayan	32,000,000	2,000,000		34,000,000

Baggao Bagong Pilipinas Health Center	12,000,000			12,000,000
Pamplona Bagong Pilipinas Health Center	12,000,000			12,000,000
Rizal Super Health Center	8,000,000	2,000,000		10,000,000

Isabela	76,000,000	2,000,000		78,000,000

Alicia Bagong Pilipinas Health Center	12,000,000			12,000,000
Mallig Bagong Pilipinas Health Center	12,000,000			12,000,000
Batal, Santiago Bagong Pilipinas Health Center	12,000,000			12,000,000
Sta. Maria Bagong Pilipinas Health Center	12,000,000			12,000,000
Cordon Super Health Center	8,000,000	2,000,000		10,000,000
Cauayan Super Health Center	10,000,000			10,000,000
Tumauini Super Health Center	10,000,000			10,000,000

Quirino	12,000,000			12,000,000

Diffun Bagong Pilipinas Health Center	12,000,000			12,000,000

Region III	164,000,000	2,000,000		166,000,000

Bataan	60,000,000			60,000,000

Balanga City Bagong Pilipinas Health Center	12,000,000			12,000,000
Brgy. Sto. Domingo, Orion, Rural Health Unit	12,000,000			12,000,000
Orion Bagong Pilipinas Health Center	12,000,000			12,000,000
Pilar Bagong Pilipinas Health Center	12,000,000			12,000,000
Brgy. Diwa, Pilar Rural Health Unit	12,000,000			12,000,000

Bulacan	36,000,000			36,000,000

City Health Center, Brgy. Poblacion I, City of San Jose Del Monte	12,000,000			12,000,000
City Health Center, Muzon East, City of San Jose Del Monte	12,000,000			12,000,000
City Health Center, Brgy. Francisco Homes, Mulawin, City of San Jose Del Monte	12,000,000			12,000,000

Pampanga	8,000,000	2,000,000		10,000,000

Porac Super Health Center	8,000,000	2,000,000		10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	977
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Nueva Ecija	36,000,000			36,000,000

Licab Bagong Pilipinas Health Center	12,000,000			12,000,000
Cabiao Bagong Pilipinas Health Center	12,000,000			12,000,000
Quezon Bagong Pilipinas Health Center	12,000,000			12,000,000

Tarlac	12,000,000			12,000,000

Ramos Bagong Pilipinas Health Center	12,000,000			12,000,000

Zambales	12,000,000			12,000,000

San Narciso Rural Health Unit	12,000,000			12,000,000

Region IV-A	292,000,000	56,000,000		348,000,000

Batangas	114,000,000	34,000,000		148,000,000

Alitagtag Bagong Pilipinas Health Center	12,000,000			12,000,000
Calaca Bagong Pilipinas Health Center	12,000,000	5,000,000		17,000,000
San Pascual Bagong Pilipinas Health Center	12,000,000			12,000,000
Sta. Teresita Bagong Pilipinas Health Center	12,000,000			12,000,000
Nasugbu Super Health Center	10,000,000	5,000,000		15,000,000
Balayan Super Health Center	10,000,000	5,000,000		15,000,000
Lian Super Health Center	10,000,000	5,000,000		15,000,000
Lemery Super Health Center	10,000,000	5,000,000		15,000,000
T uy Super Health Center	10,000,000	5,000,000		15,000,000
Bauan Super Health Center	8,000,000	2,000,000		10,000,000
Lobo Super Health Center	8,000,000	2,000,000		10,000,000

Cavite	32,000,000	7,000,000		39,000,000

Barangay Pasong Kawayan, General Trias Super Health Center	8,000,000	2,000,000		10,000,000
Gen. Emilio Aguinaldo Bagong Pilipinas Health Center	12,000,000	5,000,000		17,000,000
Mendez Bagong Pilipinas Health Center	12,000,000			12,000,000
Laguna	46,000,000	6,000,000		52,000,000

Pagsanjan Bagong Pilipinas Health Center	12,000,000			12,000,000
Rizal Super Health Center	8,000,000	2,000,000		10,000,000
Luisiana Super Health Center	8,000,000	2,000,000		10,000,000
Paete Super Health Center	8,000,000	2,000,000		10,000,000
Liliw Super Health Center	10,000,000			10,000,000

Quezon	80,000,000	2,000,000		82,000,000

Jomalig Super Health Center	8,000,000	2,000,000		10,000,000
Macalelon Bagong Pilipinas Health Center	12,000,000			12,000,000
Malunay Bagong Pilipinas Health Center	12,000,000			12,000,000
Padre Burgos Bagong Pilipinas Health Center	12,000,000			12,000,000
Pagbilao Bagong Pilipinas Health Center	12,000,000			12,000,000
San Andres Bagong Pilipinas Health Center	12,000,000			12,000,000
Unisan Bagong Pilipinas Health Center	12,000,000			12,000,000

Rizal	20,000,000	7,000,000		27,000,000

Morong Super Health Center	8,000,000	2,000,000		10,000,000
Barangay Silangan, San Mateo Super Health Center	12,000,000	5,000,000		17,000,000

Region IV-B	32,000,000	8,000,000		40,000,000

Oriental Mindoro	8,000,000	2,000,000		10,000,000

Baco Super Health Center	8,000,000	2,000,000		10,000,000

Palawan	16,000,000	4,000,000		20,000,000

Culion Super Health Center	8,000,000	2,000,000		10,000,000
Cuyo Super Health Center	8,000,000	2,000,000		10,000,000

Romblon	8,000,000	2,000,000		10,000,000

Corcuera Super Health Center	8,000,000	2,000,000		10,000,000

978	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region V	76,000,000	15,000,000		91,000,000

Camarines Norte	20,000,000	2,000,000		22,000,000

Calaguas Super Health Center	8,000,000	2,000,000		10,000,000
Vinzons Bagong Pilipinas Health Center	12,000,000			12,000,000

Camarines Sur	20,000,000	2,000,000		22,000,000

Lagonoy Super Health Center	8,000,000	2,000,000		10,000,000
Tigaon Rural Health Unit II	12,000,000			12,000,000

Catanduanes	8,000,000	2,000,000		10,000,000

San Andres Super Health Center	8,000,000	2,000,000		10,000,000

Masbate	16,000,000	4,000,000		20,000,000

Batuan Super Health Center	8,000,000	2,000,000		10,000,000
Mandaon Super Health Center	8,000,000	2,000,000		10,000,000

Sorsogon	12,000,000	5,000,000		17,000,000

Juban, Sorsogon Super Health Center	12,000,000	5,000,000		17,000,000

Region VI	73,000,000	8,000,000		81,000,000

Antique	12,000,000			12,000,000

Tobias Bagong Pilipinas Health Center	12,000,000			12,000,000

Aklan	12,000,000			12,000,000

Tangalan Bagong Pilipinas Health Center	12,000,000			12,000,000

Capiz	8,000,000	2,000,000		10,000,000

Cuartero Super Health Center	8,000,000	2,000,000		10,000,000

Negros Occidental	41,000,000	6,000,000		47,000,000

La Castellana Bagong Pilipinas Health Center	12,000,000			12,000,000
Ilog Bagong Pilipinas Health Center	5,000,000			5,000,000
Ilog Super Health Center	8,000,000	2,000,000		10,000,000
Amlan Super Health Center	8,000,000	2,000,000		10,000,000
Kabangkalan Super Health Center	8,000,000	2,000,000		10,000,000

Region VII	59,000,000	13,000,000		72,000,000

Bohol	31,000,000	9,000,000		40,000,000

Barangay San Pascual, Ubay Super Health Center	8,000,000	2,000,000		10,000,000
Barangay Tabuan, Garcia-Hernandez Super Health Center	15,000,000	5,000,000		20,000,000
Poblacion Getafe, Getafe Super Health Center	8,000,000	2,000,000		10,000,000

Cebu	16,000,000	4,000,000		20,000,000

Sogod Super Health Center	8,000,000	2,000,000		10,000,000
Poro Super Health Center	8,000,000	2,000,000		10,000,000

Negros Oriental	12,000,000			12,000,000

Bajumpandan, Dumaguete Bagong Pilipinas Health Center	12,000,000			12,000,000

Region VIII	112,000,000	22,000,000		134,000,000

Biliran	8,000,000	2,000,000		10,000,000

Caibiran Super Health Center	8,000,000	2,000,000		10,000,000

Leyte	16,000,000	4,000,000		20,000,000

Villaba Super Health Center	8,000,000	2,000,000		10,000,000
Limasawa Super Health Center	8,000,000	2,000,000		10,000,000

Northern Samar	40,000,000	4,000,000		44,000,000

Bobon Bagong Pilipinas Health Center	12,000,000			12,000,000
San Jose Bagong Pilipinas Health Center	12,000,000			12,000,000
Silvino Lobos Super Health Center	8,000,000	2,000,000		10,000,000
Brgy. Aguadahan, San Jose Super Health Center	8,000,000	2,000,000		10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	979
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Samar	32,000,000	8,000,000		40,000,000

Jiabong Super Health Center	8,000,000	2,000,000		10,000,000
Motiong Super Health Center	8,000,000	2,000,000		10,000,000
Almagro Super Health Center	8,000,000	2,000,000		10,000,000
Calbayog Super Health Center	8,000,000	2,000,000		10,000,000

Southern Leyte	16,000,000	4,000,000		20,000,000

Hinundayan Super Health Center	8,000,000	2,000,000		10,000,000
Bontoc Super Health Center	8,000,000	2,000,000		10,000,000

Region IX	24,000,000	6,000,000		30,000,000

Zamboanga del Norte	8,000,000	2,000,000		10,000,000

Siocon Super Health Center	8,000,000	2,000,000		10,000,000

Zamboanga Sibugay	16,000,000	4,000,000		20,000,000

Alicia Super Health Center	8,000,000	2,000,000		10,000,000
Mabuhay Super Health Center	8,000,000	2,000,000		10,000,000

Region X	212,000,000	2,000,000		214,000,000

Camiguin	8,000,000	2,000,000		10,000,000

Barangay Bonbon, Catarman Super Health Center	8,000,000	2,000,000		10,000,000

Lanao del Norte	36,000,000			36,000,000

Tubod Bagong Pilipinas Health Center	12,000,000			12,000,000
Magsaysay Bagong Pilipinas Health Center	12,000,000			12,000,000
Sultan Naga Dimaporo Bagong Pilipinas Health Center	12,000,000			12,000,000

Misamis Oriental	156,000,000			156,000,000

Balason Bagong Pilipinas Health Center	12,000,000			12,000,000
Cugman Bagong Pilipinas Health Center	12,000,000			12,000,000
Gusa Bagong Pilipinas Health Center	12,000,000			12,000,000
Hinaplanan Bagong Pilipinas Health Center	12,000,000			12,000,000
Hinigdaan Bagong Pilipinas Health Center	12,000,000			12,000,000
Indahag Bagong Pilipinas Health Center	12,000,000			12,000,000
Kalipay Bagong Pilipinas Health Center	12,000,000			12,000,000
Macabalan Bagong Pilipinas Health Center	12,000,000			12,000,000
Molugan Bagong Pilipinas Health Center	12,000,000			12,000,000
Pagatpat Bagong Pilipinas Health Center	12,000,000			12,000,000
Puerto Bagong Pilipinas Health Center	12,000,000			12,000,000
Santo Nino Bagong Pilipinas Health Center	12,000,000			12,000,000
Taguanao Bagong Pilipinas Health Center	12,000,000			12,000,000

Cagayan de Oro City	12,000,000			12,000,000

Baikingon Bagong Pilipinas Health Center	12,000,000			12,000,000

Region XI	80,000,000	8,000,000		88,000,000

Davao del Norte	8,000,000	2,000,000		10,000,000

Barangay Penaplata, Island Garden City of Samal Super Health Station	8,000,000	2,000,000		10,000,000

Davao del Sur	24,000,000			24,000,000

Kapatagan Bagong Pilipinas Health Center, Digos City	12,000,000			12,000,000
Malalag Bagong Pilipinas Health Center	12,000,000			12,000,000

Davao Occidental	8,000,000	2,000,000		10,000,000

Jose Abad Santos Super Health Center	8,000,000	2,000,000		10,000,000

Davao Oriental	40,000,000	4,000,000		44,000,000

Banaybanay Bagong Pilipinas Health Center	12,000,000			12,000,000
Bagong Pilipinas Health Center in Brgy. Puntalinao, Banaybanay, Davao Oriental	12,000,000			12,000,000

980	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Gov. Generoso Super Health Center	8,000,000	2,000,000		10,000,000
Manay Super Health Center	8,000,000	2,000,000		10,000,000

Region XII	8,000,000	2,000,000		10,000,000

General Santos City	8,000,000	2,000,000		10,000,000

Barangay Dadiangas South Super Health Center	8,000,000	2,000,000		10,000,000

Region XIII	41,000,000	6,000,000		47,000,000

Agusan del Sur	8,000,000	2,000,000		10,000,000

Bunawan Super Health Center	8,000,000	2,000,000		10,000,000

Dinagat Islands	17,000,000			17,000,000

Basilisa Bagong Pilipinas Health Center	12,000,000			12,000,000
Basilisa Super Health Center	5,000,000			5,000,000

Surigao del Norte	8,000,000	2,000,000		10,000,000

Del Carmen Super Health Center	8,000,000	2,000,000		10,000,000

Surigao del Sur	8,000,000	2,000,000		10,000,000

Madrid Super Health Center	8,000,000	2,000,000		10,000,000

BARMM	72,000,000	6,000,000		78,000,000

Maguindanao	12,000,000			12,000,000

Midtimbang Bagong Pilipinas Health Center	12,000,000			12,000,000

Lanao del Sur	60,000,000	6,000,000		66,000,000

Ditsaan Ramain Rural Health Unit	12,000,000			12,000,000
Marantao Rural Health Unit	12,000,000			12,000,000
Saguiran Rural Health Unit	12,000,000			12,000,000
Tamparan Rural Health Unit	12,000,000	6,000,000		18,000,000
Watu Balindong Rural Health Unit	12,000,000			12,000,000

2.b. Completion/Upgrading/Repair and Equipping of RHU/SHC	1,690,850,000	1,307,826,500	18,000,000	3,016,676,500

NCR	35,000,000	22,311,000		57,311,000

Metro Manila	35,000,000	22,311,000		57,311,000

Deparo Super Health Center	10,000,000			10,000,000
Longos Super Health Center		1,831,000		1,831,000
Manggahan Super Health Center		540,000		540,000
Nagpayong Super Health Center		680,000		680,000
Navotas Medical and Wellness Center		2,000,000		2,000,000
Navotas SHC (Kaunlaran Super Health Center)	25,000,000			25,000,000
Pasig City Maternity Clinic and Family Wellness (CHAMP)		15,240,000		15,240,000
Rosario Super Health Center		470,000		470,000
San Joaquin Super Health Center		300,000		300,000
Santolan Super Health Center		590,000		590,000
Sumilang Super Health Center		660,000		660,000

Region I	36,200,000	52,275,000		88,475,000

Ilocos Norte	5,000,000	5,000,000		10,000,000

Sarrat Rural Health Unit	5,000,000	5,000,000		10,000,000

Ilocos Sur	25,000,000	12,500,000		37,500,000

Alilem Super Health Center	5,000,000	5,000,000		10,000,000
Bantay Super Health Center	4,000,000			4,000,000
Gregorio del Pilar Super Health Center	5,000,000	5,000,000		10,000,000
Santa Maria Super Health Center	1,000,000	2,000,000		3,000,000
Sigay Super Health Center	5,000,000	500,000		5,500,000
Tagudin Super Health Center	5,000,000			5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	981
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

La Union	6,200,000	29,200,000		35,400,000

Apayao Barangay Health Station		1,000,000		1,000,000
Bagulin Municipal Health Office		700,000		700,000
Balaoc Rural Health Unit	1,200,000			1,200,000
Balbalayang Barangay Health Station		1,000,000		1,000,000
Bangbangolan City Health Office 2		5,000,000		5,000,000
Naguilian Rural Health Unit		2,000,000		2,000,000
Rosario Rural Health Unit		6,500,000		6,500,000
San Gabriel Rural Health Unit 1	5,000,000	5,000,000		10,000,000
San Juan Rural Health Unit		5,000,000		5,000,000
Agoo Rural Health Unit		3,000,000		3,000,000

Pangasinan		5,575,000		5,575,000

Agno Super Health Center		2,575,000		2,575,000
Manaoag Super Health Center		3,000,000		3,000,000

CAR	57,000,000	64,500,000		121,500,000

Abra	33,000,000	8,000,000		41,000,000

Boliney Rural Health Unit	6,000,000	1,500,000		7,500,000
Bucloc Rural Health Unit	2,000,000			2,000,000
Danglas Rural Health Unit	2,000,000			2,000,000
Lagayan Rural Health Unit	6,000,000	1,500,000		7,500,000
Manabo Rural Health Unit	6,000,000	1,500,000		7,500,000
Penarrubia Rural Health Unit	3,000,000			3,000,000
San Quintin Rural Health Unit	2,000,000	1,500,000		3,500,000
Tubo Rural Health Unit	6,000,000	2,000,000		8,000,000

Apayao	18,000,000	1,500,000		19,500,000

Calanasan Rural Health Unit	6,000,000			6,000,000
Conner Rural Health Unit	2,000,000			2,000,000
Luna Rural Health Unit	2,000,000			2,000,000
Pudtol Rural Health Unit	6,000,000	1,500,000		7,500,000
Sta. Marcela Rural Health Unit	2,000,000			2,000,000

Benguet	6,000,000	15,500,000		21,500,000

Bakun Rural Health Unit		5,000,000		5,000,000
Irisan District Health Center		1,000,000		1,000,000
Kabayan Rural Health Unit		1,500,000		1,500,000
Kibungan Rural Health Unit		1,000,000		1,000,000
Lucban District Health Center		1,000,000		1,000,000
Quezon Hill District Health Center		1,000,000		1,000,000
Quirino Hill District Health Center	6,000,000			6,000,000
Tuba Rural Health Unit		5,000,000		5,000,000

Ifugao		35,000,000		35,000,000

Asipulo Rural Health Unit		5,000,000		5,000,000
Banaue Rural Health Unit		5,000,000		5,000,000
Hingyon Rural Health Unit		5,000,000		5,000,000
Hingyon Super Health Center		5,000,000		5,000,000
Kiangan Rural Health Unit		5,000,000		5,000,000
Mayoyao Rural Health Unit		5,000,000		5,000,000
Tinoc Rural Health Unit		5,000,000		5,000,000

Kalinga		2,500,000		2,500,000

Tinglayan Rural Health Unit		2,500,000		2,500,000

Mountain Province		2,000,000		2,000,000

Barlig Rural Health Unit		1,000,000		1,000,000
Bontoc Municipal Health Office		1,000,000		1,000,000

Region II	205,000,000	133,156,000	12,000,000	350,156,000

Batanes	13,000,000	10,000,000	12,000,000	35,000,000

Basco Rural Health Unit	5,000,000	3,000,000		8,000,000
Basco Super Health Center	5,000,000		12,000,000	17,000,000

982	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Itbayat Rural Health Unit	3,000,000			3,000,000
Mahatao Rural Health Unit		5,000,000		5,000,000
Sabtang Rural Health Unit		2,000,000		2,000,000

Cagayan	20,000,000	21,000,000		41,000,000

Aparri East Super Health Center	5,000,000	5,000,000		10,000,000
Balatubat - Calayan Super Health Center	5,000,000	5,000,000		10,000,000
Lallo Super Health Center		3,000,000		3,000,000
Santa Ana Super Health Center	5,000,000	5,000,000		10,000,000
Tuao Super Health Center	5,000,000	3,000,000		8,000,000

Isabela	138,000,000	86,500,000		224,500,000

Alicia Rural Health Unit	5,000,000	3,000,000		8,000,000
Angadanan Rural Health Unit	5,000,000	6,500,000		11,500,000
Aurora Rural Health Unit	2,000,000	1,500,000		3,500,000
Benito Soliven Rural Health Unit	5,000,000			5,000,000
Burgos Rural Health Unit	2,000,000	500,000		2,500,000
Cabagan Rural Health Unit	5,000,000	1,000,000		6,000,000
Cauayan City Office II	5,000,000	3,000,000		8,000,000
Cauayan City Office III	5,000,000	3,000,000		8,000,000
Delfin Albano Rural Health Unit		1,000,000		1,000,000
Divilacan Rural Health Unit	12,000,000			12,000,000
Divilacan Super Health Center	5,000,000	5,000,000		10,000,000
Echague Rural Health Unit	5,000,000	1,500,000		6,500,000
Gamu Rural Health Unit	5,000,000			5,000,000
Ilagan City Health Office II	1,000,000	2,000,000		3,000,000
Luna Rural Health Unit	5,000,000	5,000,000		10,000,000
Mallig Rural Health Unit		5,000,000		5,000,000
Naguillian Rural Health Unit	5,000,000			5,000,000
Palanan Rural Health Unit	1,500,000	3,000,000		4,500,000
Quezon Rural Health Unit	5,000,000	500,000		5,500,000
Quirino Rural Health Unit	5,000,000	1,000,000		6,000,000
Ramon Rural Health Unit	5,000,000	5,000,000		10,000,000
Ramon Super Health Center	5,000,000	5,000,000		10,000,000
Reina Mercedes Super Health Center	5,000,000	5,000,000		10,000,000
San Guillermo Rural Health Unit	1,000,000			1,000,000
San Guillermo Super Health Center	5,000,000	2,500,000		7,500,000
San Manuel Rural Health Unit	1,500,000	1,000,000		2,500,000
San Manuel Super Health Center	5,000,000	5,000,000		10,000,000
San Mariano Rural Health Unit	5,000,000	500,000		5,500,000
San Mateo Rural Health Unit		5,000,000		5,000,000
Santa Maria Rural Health Unit	2,000,000	1,500,000		3,500,000
Santiago City Health Office	5,000,000	5,000,000		10,000,000
Sto. Tomas Rural Health Unit	5,000,000	3,000,000		8,000,000
Tumauini Rural Health Unit	5,000,000	2,500,000		7,500,000
Villaluna Birthing Center	5,000,000	3,000,000		8,000,000

Nueva Vizcaya	24,000,000	8,656,000		32,656,000

Ambaguio Rural Health Unit		1,156,000		1,156,000
Bagabag Rural Health Unit	5,000,000	1,500,000		6,500,000
Bayombong Rural Health Unit	3,500,000	1,500,000		5,000,000
Kayapa Rural Health Unit	5,000,000	1,000,000		6,000,000
Quezon Rural Health Unit	3,000,000	500,000		3,500,000
Santa Fe Rural Health Unit	5,000,000	3,000,000		8,000,000
Villaverde Rural Health Unit	2,500,000			2,500,000

Quirino	10,000,000	7,000,000		17,000,000

Aglipay Super Health Center	5,000,000	2,000,000		7,000,000
Maddela Super Health Center	5,000,000	5,000,000		10,000,000

Region III	30,000,000	87,850,000		117,850,000

Bataan	3,000,000	41,850,000		44,850,000

City Health Center 4, Talisay		350,000		350,000
City Health Center 5, Talisay		5,000,000		5,000,000
City Health Center 6, Talisay		9,000,000		9,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	983
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Limay Rural Health Unit		5,000,000		5,000,000
Orani Super Health Center		5,000,000		5,000,000
Orion Rural Health Unit		5,000,000		5,000,000
Orion Super Health Center		7,500,000		7,500,000
Pilar Rural Health Unit		5,000,000		5,000,000
Tundol Health Center, Brgy. Reformista, Limay	3,000,000			3,000,000

Nueva Ecija	10,000,000	8,000,000		18,000,000

Llanera Super Health Center	5,000,000			5,000,000
Rizal Super Health Center	5,000,000			5,000,000
Camp Tinio Super Health Center		5,000,000		5,000,000
Nampicuan Rural Health Unit		3,000,000		3,000,000

Pampanga	4,000,000	1,000,000		5,000,000

Macabebe Rural Health Unit	4,000,000			4,000,000
Magalang Super Health Center		1,000,000		1,000,000

Bulacan	6,000,000	8,000,000		14,000,000

City Health Center, Brgy. Graceville, City of San Jose Del Monte	6,000,000			6,000,000
Angat Super Health Center		3,000,000		3,000,000
Obando Super Health Center		5,000,000		5,000,000

Tarlac	5,000,000	27,000,000		32,000,000

Aliaga Super Health Center		3,000,000		3,000,000
Anao Super Health Center		3,000,000		3,000,000
Bamban Super Health Center		3,000,000		3,000,000
Capas Super Health Center		3,000,000		3,000,000
Concepcion Super Health Center	5,000,000	3,000,000		8,000,000
La Paz Super Health Center		3,000,000		3,000,000
Moncada Super Health Center		3,000,000		3,000,000
Victoria Super Health Center		3,000,000		3,000,000
Zaragosa Super Health Center		3,000,000		3,000,000

Zambales	2,000,000	2,000,000		4,000,000

Cabangan Rural Health Unit	2,000,000	1,000,000		3,000,000
Sta. Cruz Rural Health Unit II		1,000,000		1,000,000

Region IV-A	94,000,000	125,000,000		219,000,000

Batangas	20,000,000	54,000,000		74,000,000

Cuenca Super Health Center		5,000,000		5,000,000
Mabini Super Health Center		5,000,000		5,000,000
Malvar Super Health Center	5,000,000	5,000,000		10,000,000
Mataas na Kahoy Super Health Center		5,000,000		5,000,000
Nasugbu Super Health Center		5,000,000		5,000,000
Rosario Super Health Center		5,000,000		5,000,000
San Luis Super Health Center		5,000,000		5,000,000
Sta. Teresita Rural Health Unit		6,000,000		6,000,000
Taal Super Health Center		5,000,000		5,000,000
Tanauan Super Health Center	5,000,000			5,000,000
Tingloy Super Health Center		5,000,000		5,000,000
Ibaan Municipal Health Building	10,000,000			10,000,000
Lobo Rural Health Unit		3,000,000		3,000,000

Cavite	15,000,000	27,000,000		42,000,000

Amadeo Super Health Center		5,000,000		5,000,000
Dasmarinas CHO II	5,000,000	2,000,000		7,000,000
Indang Super Health Center		5,000,000		5,000,000
Magallanes Super Health Center	5,000,000			5,000,000
Mendez Rural Health Unit	5,000,000	5,000,000		10,000,000
Naic Super Health Center		5,000,000		5,000,000
Silang Rural Health Unit		2,000,000		2,000,000
Imus Rural Health Unit		3,000,000		3,000,000

984	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Laguna		19,000,000		19,000,000

Alaminos Super Health Center		5,000,000		5,000,000
Nagcarlan Super Health Center		5,000,000		5,000,000
Lumban Super Health Center		3,000,000		3,000,000
Luisiana Rural Health Unit		3,000,000		3,000,000
Calauan Super Health Center		3,000,000		3,000,000

Quezon	27,000,000	20,000,000		47,000,000

Alabat Super Health Center	5,000,000			5,000,000
Buenavista Super Health Center		5,000,000		5,000,000
Burdeos Super Health Center	5,000,000			5,000,000
Candelaria Super Health Center	5,000,000			5,000,000
General Nakar Super Health Center		5,000,000		5,000,000
Guinayangan Super Health Center		5,000,000		5,000,000
Perez Super Health Center	2,000,000	5,000,000		7,000,000
Quezon Super Health Center	5,000,000			5,000,000
Tiaong Super Health Center	5,000,000			5,000,000

Rizal	32,000,000	5,000,000		37,000,000

Angono Super Health Center	5,000,000			5,000,000
Antipolo 2 Super Health Center	7,000,000			7,000,000
Baras Super Health Center		5,000,000		5,000,000
Cainta Super Health Center	5,000,000			5,000,000
Cardona Super Health Center	5,000,000			5,000,000
San Mateo Super Health Center	5,000,000			5,000,000
Tanay Super Health Center	5,000,000			5,000,000

Region IV-B	31,800,000	35,200,000		67,000,000

Palawan		3,000,000		3,000,000

Quezon Rural Health Unit		3,000,000		3,000,000

Oriental Mindoro		5,000,000		5,000,000

Barangay Parang, Calapan City Rural Health Unit		2,500,000		2,500,000
Barangay Bucayao, Calapan City Rural Health Unit		2,500,000		2,500,000

Occidental Mindoro	31,800,000	19,500,000		51,300,000

Abra de Ilog Super Health Center		6,500,000		6,500,000
Looc Rural Health Unit	10,000,000			10,000,000
Lubang Rural Health Unit		3,000,000		3,000,000
Magsaysay Rural Health Unit	10,000,000	6,000,000		16,000,000
Mamburao Rural Health Unit	10,000,000			10,000,000
Paluan Rural Health Unit	1,000,000			1,000,000
Rizal Rural Health Unit	800,000	3,000,000		3,800,000
Santa Cruz Rural Health Unit		1,000,000		1,000,000

Romblon		7,700,000		7,700,000

Banton Rural Health Unit		1,500,000		1,500,000
Corcuera Rural Health Unit		200,000		200,000
Odiongan Rural Health Unit		3,000,000		3,000,000
San Andres Rural Health Unit		3,000,000		3,000,000

Region V	240,900,000	211,704,500		452,604,500

Albay	36,300,000	21,300,000		57,600,000

Bacacay Rural Health Unit II	5,000,000			5,000,000
Camalig Rural Health Unit II	2,600,000			2,600,000
Guinobatan Rural Health Unit	3,000,000	1,100,000		4,100,000
Jovellar Rural Health Unit		2,000,000		2,000,000
Legazpi City Health Office II		5,000,000		5,000,000
Ligao Super Health Center	5,000,000	3,000,000		8,000,000
Malinao Rural Health Unit	5,000,000	1,500,000		6,500,000
Pio Duran Rural Health Unit	800,000			800,000
Pio Duran Super Health Center	5,000,000	3,000,000		8,000,000
Rapu-Rapu Municipal Health Office	4,900,000	5,700,000		10,600,000
Tabaco Super Health Center	5,000,000			5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	985
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Camarines Norte	15,000,000	11,000,000		26,000,000

Basud Rural Health Unit	5,000,000			5,000,000
Capalonga Rural Health Unit		5,000,000		5,000,000
Daet Super Health Center	5,000,000	3,000,000		8,000,000
Talisay Super Health Center	5,000,000	3,000,000		8,000,000

Camarines Sur	98,500,000	78,104,500		176,604,500

Baao Super Health Center	5,000,000	3,000,000		8,000,000
Bato Rural Health Center	2,000,000			2,000,000
Bato Super Health Center	5,000,000	3,000,000		8,000,000
Bombon Super Health Center	5,000,000	3,000,000		8,000,000
Buhi Super Health Center	5,000,000	3,000,000		8,000,000
Bula Rural Health Unit		1,000,000		1,000,000
Cabusao Rural Health Unit	2,000,000			2,000,000
Garchitorena Rural Health Unit		1,000,000		1,000,000
Goa Super Health Center	5,000,000	3,000,000		8,000,000
Iriga Super Health Center	5,000,000	3,000,000		8,000,000
Lagonoy Super Health Center	5,000,000	3,000,000		8,000,000
Libmanan Super Health Center	5,000,000	3,000,000		8,000,000
Lupi Super Health Center	5,000,000	3,000,000		8,000,000
Minalabac Rural Health Unit		1,300,000		1,300,000
Naga City Health Office	500,000	4,500,000		5,000,000
Naga Super Health Center		3,000,000		3,000,000
Ocampo Rural Health Unit		2,000,000		2,000,000
Ocampo Super Health Center	5,000,000	3,000,000		8,000,000
Pasacao Rural Health Unit		500,000		500,000
Pasacao Super Health Center	5,000,000	3,000,000		8,000,000
Pili Super Health Center	5,000,000	3,000,000		8,000,000
Ragay Rural Health Unit		363,000		363,000
Ragay Super Health Center	5,000,000	3,000,000		8,000,000
San Fernando Super Health Center	5,000,000	8,000,000		13,000,000
Sangay Super Health Center	5,000,000	3,000,000		8,000,000
Sipocot Super Health Center	5,000,000	3,000,000		8,000,000
Tigaon Super Health Center	5,000,000	3,000,000		8,000,000
Tinambac Rural Health Unit I	4,000,000	4,911,500		8,911,500
Tinambac Rural Health Unit II (birthing facility)		530,000		530,000
Tinambac Super Health Center	5,000,000	3,000,000		8,000,000

Catanduanes	7,500,000	5,000,000		12,500,000

Baras Rural Health Unit	2,500,000			2,500,000
Bato Rural Health Unit	5,000,000			5,000,000
Caramoran Super Health Center		5,000,000		5,000,000

Masbate	47,000,000	84,300,000		131,300,000

Aroroy Super Health Center	5,000,000	3,000,000		8,000,000
Baleno Rural Health Unit		500,000		500,000
Baleno Super Health Center		5,000,000		5,000,000
Cataingan Rural Health Unit		500,000		500,000
Cataingan Super Health Center	5,000,000	3,000,000		8,000,000
Cawayan Rural Health Unit I		6,500,000		6,500,000
Cawayan Super Health Center	5,000,000	3,000,000		8,000,000
Claveria Rural Health Unit	1,000,000			1,000,000
Dimasalang Rural Health Unit		4,700,000		4,700,000
Masbate Super Health Center	6,000,000			6,000,000
Milagros Rural Health Unit		2,000,000		2,000,000
Mobo Rural Health Unit	2,000,000	6,500,000		8,500,000
Mobo Super Health Center	5,000,000	3,000,000		8,000,000
Monreal Rural Health Unit	5,000,000	5,000,000		10,000,000
Monreal Super Health Center		5,000,000		5,000,000
Pio V. Corpus Rural Health Unit		3,200,000		3,200,000
Placer Rural Health Unit		5,000,000		5,000,000
San Fernando Rural Health Unit		1,000,000		1,000,000
San Jacinto Rural Health Unit		400,000		400,000
San Jacinto Super Health Center		5,000,000		5,000,000
San Pascual Birthing Facility II	4,000,000	2,000,000		6,000,000

986	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
San Pascual Rural Health Unit	4,000,000	7,000,000		11,000,000
San Pascual Super Health Center	5,000,000	3,000,000		8,000,000
Uson Rural Health Unit		5,000,000		5,000,000
Uson Rural Health Unit II		5,000,000		5,000,000

Sorsogon	36,600,000	12,000,000		48,600,000

Bulan Super Health Center	5,000,000	3,000,000		8,000,000
Castilla Rural Health Unit II	600,000			600,000
Castilla Super Health Center	5,000,000			5,000,000
Gubat Rural Health Unit	1,000,000			1,000,000
Irosin Rural Health Center	5,000,000			5,000,000
Irosin Super Health Center	5,000,000	3,000,000		8,000,000
Matnog Super Health Center	5,000,000	3,000,000		8,000,000
Sorsogon City Super Health Center	5,000,000	3,000,000		8,000,000
Sta Magdalena Super Health Center	5,000,000			5,000,000

Region VI	326,000,000	27,500,000		353,500,000

Aklan	56,000,000	12,000,000		68,000,000

Balete Super Health Center	5,000,000			5,000,000
Banga Super Health Center	5,000,000			5,000,000
Batan Super Health Center	5,000,000			5,000,000
Buruanga Rural Health Unit	5,000,000			5,000,000
Kalibo Super Health Center		6,500,000		6,500,000
Madalag Primary Care Facility	3,000,000	2,500,000		5,500,000
Madalag Rural Health Unit	3,000,000			3,000,000
Malay Rural Health Unit III	5,000,000			5,000,000
Malay Super Health Center	5,000,000			5,000,000
Malinao Rural Health Unit	5,000,000			5,000,000
Nabas Rural Health Unit	5,000,000			5,000,000
New Washington Super Health Center	5,000,000	3,000,000		8,000,000
Numancia Super Health Center	5,000,000			5,000,000

Antique	15,000,000			15,000,000

Culasi Super Health Center	5,000,000			5,000,000
San Jose de Buenavista Super Health Center	5,000,000			5,000,000
Valderrama Super Health Center	5,000,000			5,000,000

Capiz	40,000,000	4,000,000		44,000,000

Jamindan Super Health Center	5,000,000			5,000,000
Maayon Super Health Center	5,000,000			5,000,000
Mambusao Super Health Center	5,000,000			5,000,000
Panay Super Health Center	5,000,000			5,000,000
Panitan Super Health Center	5,000,000			5,000,000
Pilar Super Health Center	5,000,000			5,000,000
President Roxas Super Health Center	5,000,000			5,000,000
Sigma Super Health Center	5,000,000			5,000,000
Tapaz Rural Health Unit		4,000,000		4,000,000

Guimaras	20,000,000			20,000,000

Buenavista Super Health Center	5,000,000			5,000,000
Buenavista Primary Care Facility I	5,000,000			5,000,000
Buenavista Rural Health Unit	5,000,000			5,000,000
Jordan Primary Care Facility	5,000,000			5,000,000

Iloilo	90,000,000	11,500,000		101,500,000

Ajuy Super Health Center	5,000,000			5,000,000
Alimodian Rural Health Unit	5,000,000			5,000,000
Anilao Super Health Center		6,500,000		6,500,000
Balasan Super Health Center	5,000,000			5,000,000
Barotac Viejo Super Health Center	5,000,000			5,000,000
Batad Primary Care Facility	5,000,000	2,000,000		7,000,000
Carles Super Health Center	5,000,000			5,000,000
Concepcion Super Health Center	5,000,000			5,000,000
Guimbal Super Health Center	5,000,000			5,000,000
Iloilo City Super Health Center	10,000,000			10,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	987
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Janiuay Super Health Center	5,000,000			5,000,000
Lambunao Super Health Center	5,000,000			5,000,000
Miagao Rural Health Unit	10,000,000			10,000,000
Pototan Super Health Center	5,000,000			5,000,000
San Joaquin Rural Health Unit II	5,000,000			5,000,000
Sta. Barbara Super Health Center	5,000,000			5,000,000
Tigbauan Super Health Center	5,000,000			5,000,000
Pavia Super Health Center		3,000,000		3,000,000

Negros Occidental	105,000,000			105,000,000

Bacolod City Family Super Health Center	5,000,000			5,000,000
Bago City Super Health Center	5,000,000			5,000,000
Calatrava Rural Health Unit	5,000,000			5,000,000
Calatrava Super Health Center	5,000,000			5,000,000
Cauayan Rural Health Unit	5,000,000			5,000,000
Cauayan Super Health Center	5,000,000			5,000,000
EB Magalona Rural Health Unit	5,000,000			5,000,000
Escalante City Health Office	5,000,000			5,000,000
Isabela Super Health Center	5,000,000			5,000,000
Manapla Super Health Center	5,000,000			5,000,000
Moises Padilla Super Health Center	5,000,000			5,000,000
Murcia Rural Health Unit	5,000,000			5,000,000
Pontevedra Super Health Center	5,000,000			5,000,000
Pulupandan Super Health Center	5,000,000			5,000,000
Sagay City Health Office II	5,000,000			5,000,000
San Carlos City Super Health Center	5,000,000			5,000,000
Sipalay City Super Health Center	5,000,000			5,000,000
Talisay City Super Health Center	5,000,000			5,000,000
Toboso Super Health Center	5,000,000			5,000,000
Valladolid Super Health Center	5,000,000			5,000,000
Victorias City Super Health Center	5,000,000			5,000,000

Region VII	25,500,000	27,500,000		53,000,000

Bohol	10,000,000	6,000,000		16,000,000

Balilihan Rural Health Unit	10,000,000			10,000,000
Clarin Rural Health Unit		3,000,000		3,000,000
Dauis Super Health Center		3,000,000		3,000,000

Cebu		15,000,000		15,000,000

Badian Rural Health Unit		15,000,000		15,000,000

Negros Oriental	10,500,000	6,500,000		17,000,000

Ayungon Super Health Center	5,000,000			5,000,000
Bais City Super Health Center		6,500,000		6,500,000
Mabinay Rural Health Unit II	2,000,000			2,000,000
Pamplona Rural Health Unit	2,000,000			2,000,000
Vallehermoso Rural Health Unit	1,500,000			1,500,000

Siquijor	5,000,000			5,000,000

San Juan Super Health Center	5,000,000			5,000,000

Region VIII	32,000,000	21,200,000	6,000,000	59,200,000

Eastern Samar		2,500,000		2,500,000

Balangkayan Rural Health Unit		500,000		500,000
Jipapad Rural Health Unit		2,000,000		2,000,000

Leyte	20,000,000	6,700,000		26,700,000

Abuyog Rural Health Unit		200,000		200,000
Alang-Alang Main Health Center I	2,500,000			2,500,000
Alang-Alang Main Health Center II	2,500,000			2,500,000
Alang-Alang Rural Health Unit		800,000		800,000
Alang-Alang Super Health Center	7,000,000			7,000,000
Babatngon Rural Health Unit	5,000,000			5,000,000
Dulag Rural Health Unit		1,000,000		1,000,000

988	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Hindang Rural Health Unit		500,000		500,000
Kananga Rural Health Unit		100,000		100,000
Matalom Rural Health Unit		800,000		800,000
Mayorga Rural Health Unit		2,000,000		2,000,000
Palompon Rural Health Unit		800,000		800,000
Villaba Rural Health Unit		500,000		500,000
Maasin Super Health Center	3,000,000			3,000,000

Northern Samar		5,900,000		5,900,000

Allen Rural Health Unit		800,000		800,000
Catarman Rural Health Unit		1,000,000		1,000,000
Gamay Rural Health Unit		800,000		800,000
Lope De Vega Rural Health Unit		800,000		800,000
Mapanas Rural Health Unit		1,000,000		1,000,000
Rosario Rural Health Unit		500,000		500,000
San Antonio Rural Health Unit		1,000,000		1,000,000

Samar (Western Samar)	12,000,000	3,100,000	6,000,000	21,100,000

Almagro Rural Health Unit	5,000,000			5,000,000
Catbalogan CHO		800,000		800,000
Daram Rural Health Unit	2,000,000		6,000,000	8,000,000
Matuguinao Rural Health Unit	5,000,000	500,000		5,500,000
Paranas Rural Health Unit		500,000		500,000
Pinabacdao Rural Health Unit		500,000		500,000
Tarangnan Rural Health Unit		800,000		800,000

Southern Leyte		3,000,000		3,000,000

Anhawan Rural Health Unit		3,000,000		3,000,000

Region IX	63,000,000	26,000,000		89,000,000

Basilan		5,000,000		5,000,000
Isabela Rural Health Unit East		2,000,000		2,000,000
Isabela Rural Health Unit West		1,000,000		1,000,000
Isabela City Health Office		2,000,000		2,000,000

Zamboanga del Norte	17,000,000	3,500,000		20,500,000

Baliguian Rural Health Unit		1,000,000		1,000,000
Dipolog City Health Office	5,000,000			5,000,000
Sibutad Rural Health Unit		2,500,000		2,500,000
Sindangan Rural Health Unit	3,000,000			3,000,000
Tampilisan Rural Health Unit	5,000,000			5,000,000
Silinog Island, Dapitan City Rural Health Unit	4,000,000			4,000,000

Zamboanga del Sur	12,500,000	1,500,000		14,000,000

Bayog Rural Health Unit	2,500,000			2,500,000
Dumingag Rural Health Unit	2,000,000			2,000,000
Josefina Rural Health Unit		500,000		500,000
Kumalarang Rural Health Unit	1,000,000			1,000,000
Mahayag Rural Health Unit	7,000,000			7,000,000
Sominot Rural Health Unit		500,000		500,000
Tabina Rural Health Unit		500,000		500,000

Zamboanga Sibugay	33,500,000	16,000,000		49,500,000

Ipil Rural Health Unit	12,000,000			12,000,000
Mabuhay Rural Health Unit	2,000,000	3,000,000		5,000,000
Mabuhay Super Health Center		2,000,000		2,000,000
Malangas Rural Health Unit	10,000,000			10,000,000
Naga Rural Health Unit		2,000,000		2,000,000
Olutanga Rural Health Unit	4,000,000			4,000,000
Payao Rural Health Unit		2,000,000		2,000,000
Roseller T. Lim Rural Health Unit		3,000,000		3,000,000
Siay Rural Health Unit		2,000,000		2,000,000
Talusan Rural Health Unit	2,000,000			2,000,000
Titay Rural Health Unit		2,000,000		2,000,000
Tungawan Rural Health Unit	3,500,000			3,500,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	989
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region X	285,300,000			285,300,000

Bukidnon	88,500,000			88,500,000

Cabanglasan Rural Health Unit	4,500,000			4,500,000
Dangcagan Rural Health Unit	4,500,000			4,500,000
Kadingilan Rural Health Unit	4,500,000			4,500,000
Kalilangan Rural Health Unit	4,500,000			4,500,000
Kitaotao Rural Health Unit	4,500,000			4,500,000
Lantapan Rural Health Unit	4,500,000			4,500,000
Libona Rural Health Unit	4,500,000			4,500,000
Malitbog Rural Health Unit	9,500,000			9,500,000
Manolo Fortich Rural Health Unit	4,500,000			4,500,000
Maramag Rural Health Unit	4,500,000			4,500,000
Pangantucan Rural Health Unit	4,500,000			4,500,000
Quezon Rural Health Unit	4,500,000			4,500,000
San Fernando Rural Health Unit	4,500,000			4,500,000
San Fernando Super Health Center	10,000,000			10,000,000
Sumilao Rural Health Unit	4,500,000			4,500,000
Talakag Rural Health Unit	4,500,000			4,500,000
Valencia City Health Office	6,000,000			6,000,000

Lanao del Norte	92,300,000			92,300,000

Bacolod Rural Health Unit	4,500,000			4,500,000
Baloi Rural Health Unit	4,500,000			4,500,000
Baroy Rural Health Unit	6,300,000			6,300,000
Lala Rural Health Unit	4,500,000			4,500,000
Linamon Rural Health Unit	4,500,000			4,500,000
Maigo Rural Health Unit	4,500,000			4,500,000
Matungao Super Health Center	9,500,000			9,500,000
Munai Rural Health Unit	4,000,000			4,000,000
Nunungan Rural Health Unit	4,500,000			4,500,000
Pantao Ragat Rural Health Unit	6,500,000			6,500,000
Pantar Rural Health Unit	4,500,000			4,500,000
Poona Piagapo Rural Health Unit	7,000,000			7,000,000
Salvador Rural Health Unit	4,000,000			4,000,000
Sapad Rural Health Unit	6,500,000			6,500,000
Sultan Naga Dimaporo Rural Health Unit	4,000,000			4,000,000
Tagoloan Rural Health Unit	4,500,000			4,500,000
Tangcal Rural Health Unit	4,000,000			4,000,000
Tubod Rural Health Unit	4,500,000			4,500,000
Misamis Occidental	20,000,000			20,000,000

Baliangao Rural Health Unit	5,000,000			5,000,000
Concepcion Rural Health Unit	5,000,000			5,000,000
Plaridel Rural Health Unit	5,000,000			5,000,000
Tudela Rural Health Unit	5,000,000			5,000,000

Misamis Oriental	84,500,000			84,500,000

Balingoan Rural Health Unit	4,500,000			4,500,000
Barangay 31 Urban Health Center	10,000,000			10,000,000
Binuangan Rural Health Unit	5,000,000			5,000,000
Claveria Rural Health Unit	5,000,000			5,000,000
Gingoog City Health Office	4,500,000			4,500,000
Gitagum Rural Health Unit	5,000,000			5,000,000
Kinoguitan Rural Health Unit	4,500,000			4,500,000
Laguindingan Super Health Center	1,000,000			1,000,000
Libertad Rural Health Unit	5,000,000			5,000,000
Opol Super Health Center	10,000,000			10,000,000
Sugbongcogon Rural Health Unit	5,000,000			5,000,000
Tagoloan Rural Health Unit	5,000,000			5,000,000
Talisayan Rural Health Unit	5,000,000			5,000,000
Villanueva Rural Health Unit	15,000,000			15,000,000

990	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region XI	97,500,000	136,000,000		233,500,000

Davao De Oro (Compostela Valley)	10,000,000	15,000,000		25,000,000

Maco Super Health Center		5,000,000		5,000,000
Pangi Super Health Center		5,000,000		5,000,000
Monkayo Super Health Center	5,000,000	5,000,000		10,000,000
Mabini Rural Health Unit	5,000,000			5,000,000

Davao del Norte	62,000,000	17,000,000		79,000,000

Asuncion Rural Health Unit	5,000,000			5,000,000
BE Dujali Rural Health Unit	5,000,000			5,000,000
Carmen Rural Health Unit	5,000,000			5,000,000
Island Garden City of Samal Rural Health Unit	10,000,000			10,000,000
Kapalong Rural Health Unit	15,000,000			15,000,000
La Filipina Super Health Center		5,000,000		5,000,000
Little Panay Super Health Center		5,000,000		5,000,000
New Corella Rural Health Unit	5,000,000			5,000,000
San Isidro Rural Health Unit	2,000,000	2,000,000		4,000,000
Sto Tomas Rural Health Unit	5,000,000			5,000,000
Talaingod Rural Health Unit	5,000,000			5,000,000
Talaingod Super Health Center		5,000,000		5,000,000
Sitio Maag, Barangay Penaplata IGACOS Rural Health Unit	5,000,000			5,000,000

Davao del Sur	3,000,000	50,000,000		53,000,000

Balasiao Super Health Center		5,000,000		5,000,000
Catalunan Grande Super Health Center		5,000,000		5,000,000
Dumoy Super Health Center		5,000,000		5,000,000
Guihing Super Health Center		5,000,000		5,000,000
Ihan Super Health Center		5,000,000		5,000,000
Indangan Super Health Center		5,000,000		5,000,000
Paquibato Super Health Center		5,000,000		5,000,000
Tacunan Super Health Center		5,000,000		5,000,000
Tamayong Super Health Center		5,000,000		5,000,000
Tibungco Super Health Center		5,000,000		5,000,000
Hagonoy Super Health Center	3,000,000			3,000,000

Davao Occidental	12,500,000	3,000,000		15,500,000

Jose Abad Santos Rural Health Unit	3,500,000			3,500,000
Malita Rural Health Unit	2,000,000	1,500,000		3,500,000
Sarangani Rural Health Unit	5,000,000			5,000,000
Sta Maria Rural Health Unit	2,000,000	1,500,000		3,500,000

Davao Oriental	10,000,000	51,000,000		61,000,000

Alegria, Cateel Super Health Center		5,000,000		5,000,000
Baganga Rural Health Unit		1,000,000		1,000,000
Baganga Super Health Center		5,000,000		5,000,000
Boston Super Health Center		5,000,000		5,000,000
Calapagan Super Health Center		5,000,000		5,000,000
Caraga Super Health Center		5,000,000		5,000,000
Dahican Super Health Center		5,000,000		5,000,000
Dawan Super Health Center		5,000,000		5,000,000
Mati City Health Office	5,000,000			5,000,000
Mati Super Health Center Central		5,000,000		5,000,000
San Isidro Rural Health Unit	5,000,000			5,000,000
San Isidro Super Health Center		5,000,000		5,000,000
Tarragona Super Health Center		5,000,000		5,000,000

Region XII	99,000,000	63,000,000		162,000,000

Cotabato	5,000,000			5,000,000

Midsayap Rural Health Unit	5,000,000			5,000,000

Cotabato (North Cotabato)	21,000,000	20,000,000		41,000,000

Arakan Super Health Center	2,000,000	2,000,000		4,000,000
Banisilan Super Health Center		2,000,000		2,000,000
Binoligan Super Health Center	2,000,000	2,000,000		4,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	991
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Kalaisan Super Health Center	2,000,000	2,000,000		4,000,000
Kidapawan City Health Office	5,000,000			5,000,000
Libungan Super Health Center		2,000,000		2,000,000
Magpet Super Health Center	2,000,000	2,000,000		4,000,000
Midsayap Super Health Center	2,000,000	2,000,000		4,000,000
Pigkawayan Super Health Center	2,000,000	2,000,000		4,000,000
Pres. Roxas Super Health Center	2,000,000	2,000,000		4,000,000
San Isidro Super Health Center	2,000,000	2,000,000		4,000,000

Sarangani	5,000,000	5,000,000		10,000,000

Glan Super Health Center		5,000,000		5,000,000
Kiamba Rural Health Unit	5,000,000			5,000,000

South Cotabato	58,000,000	23,000,000		81,000,000

Aflek Super Health Center	2,000,000	7,000,000		9,000,000
Banga Rural Health Unit	5,000,000			5,000,000
Banga Super Health Center	2,000,000	7,000,000		9,000,000
Centrala Super Health Center	2,000,000	2,000,000		4,000,000
Lake Sebu Rural Health Unit	5,000,000			5,000,000
Maltan Super Health Center	2,000,000	7,000,000		9,000,000
Norala Rural Health Unit	5,000,000			5,000,000
Polomolok Rural Health Unit	5,000,000			5,000,000
Sto Nino Rural Health Unit	5,000,000			5,000,000
Surallah Rural Health Unit	5,000,000			5,000,000
Tampakan Rural Health Unit	5,000,000			5,000,000
Tantangan Rural Health Unit	5,000,000			5,000,000
T’boli Rural Health Unit	5,000,000			5,000,000
Tupi Rural Health Unit	5,000,000			5,000,000

Sultan Kudarat	10,000,000	15,000,000		25,000,000

Bagumbayan Super Health Center	2,000,000	2,000,000		4,000,000
Baras Super Health Center	2,000,000	2,000,000		4,000,000
Columbio Super Health Center	2,000,000	2,000,000		4,000,000
Esperanza Super Health Center		5,000,000		5,000,000
Grino Super Health Center	2,000,000	2,000,000		4,000,000
Isulan Super Health Center	2,000,000	2,000,000		4,000,000

Region XIII	32,650,000	55,630,000		88,280,000

Agusan del Norte		21,000,000		21,000,000

Buenavista Rural Health Unit		2,000,000		2,000,000
Butuan City Health Office		5,000,000		5,000,000
Carmen Rural Health Unit		1,500,000		1,500,000
Kitcharao Rural Health Unit		1,000,000		1,000,000
Las Nieves Rural Health Unit		2,000,000		2,000,000
Nasipit Rural Health Unit and Family Planning		1,500,000		1,500,000
Remedios T Romualdez Rural Health Unit and Family Planning		1,500,000		1,500,000
Santiago Rural Health Unit		5,000,000		5,000,000
Tubay Rural Health Unit		1,500,000		1,500,000

Agusan del Sur	10,650,000	14,000,000		24,650,000

Bunawan Municipal Health Center and Reproductive Health Center		2,800,000		2,800,000
Rosario Municipal Health Office and Reproductive Health Center	150,000	4,600,000		4,750,000
San Francisco Rural Health Unit	3,000,000	6,600,000		9,600,000
Talacogon Rural Health Unit	2,500,000			2,500,000
Trento Super Health Center	5,000,000			5,000,000

Dinagat Islands	3,500,000	2,605,000		6,105,000

Albor Rural Health Unit		950,000		950,000
Basilisa Rural Health Unit	500,000	1,200,000		1,700,000
Don Ruben Ecleo Rural Health Unit	3,000,000			3,000,000
San Jose Rural Health Unit		455,000		455,000

992	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Surigao del Norte	13,500,000	11,525,000		25,025,000

Bacuag Rural Health Unit		525,000		525,000
Bacuag Super Health Center		3,000,000		3,000,000
Pilar Super Health Center	10,000,000			10,000,000
Tubod Rural Health Unit	3,500,000			3,500,000
Dapa Rural Health Unit		8,000,000		8,000,000

Surigao del Sur	5,000,000	6,500,000		11,500,000

Cantilan Rural Health Unit		6,500,000		6,500,000
Hinatuan Rural Health Unit	5,000,000			5,000,000

BARMM		219,000,000		219,000,000

Basilan		27,000,000		27,000,000

Akbar Rural Health Unit		3,000,000		3,000,000
Al-Barka Rural Health Unit		3,000,000		3,000,000
Hadji Mohammad Ajul Rural Health Unit		3,000,000		3,000,000
Hadji Muhtamad Rural Health Unit		3,000,000		3,000,000
Lamitan City Rural Health Unit		3,000,000		3,000,000
Lantawan Rural Health Unit		3,000,000		3,000,000
Maluso Rural Health Unit		3,000,000		3,000,000
Sumisip Rural Health Unit		3,000,000		3,000,000
Tipo-Tipo Rural Health Unit		3,000,000		3,000,000

Lanao del Sur		75,000,000		75,000,000

Amai Manabilang (Bumbaran) Rural Health Unit		3,000,000		3,000,000
Bacolod-Kalawi (Bacolod-Grande) Rural Health Unit		3,000,000		3,000,000
Binidayan Rural Health Unit		3,000,000		3,000,000
Buadiposo-Buntong Rural Health Unit		3,000,000		3,000,000
Bubong Rural Health Unit		3,000,000		3,000,000
Butig Rural Health Unit		3,000,000		3,000,000
Calanogas Rural Health Unit		3,000,000		3,000,000
Kapai Rural Health Unit		3,000,000		3,000,000
Kapatagan Rural Health Unit		3,000,000		3,000,000
Madalum Rural Health Unit		3,000,000		3,000,000
Madamba Rural Health Unit		3,000,000		3,000,000
Maguing Rural Health Unit		3,000,000		3,000,000
Malabang Rural Health Unit		3,000,000		3,000,000
Masiu Rural Health Unit		3,000,000		3,000,000
Mulondo Rural Health Unit		3,000,000		3,000,000
Pagayawan (Tatarikan) Rural Health Unit		3,000,000		3,000,000
Picong (Sultan Gumander) Rural Health Unit		3,000,000		3,000,000
Poona Bayabao (Gata) Rural Health Unit		3,000,000		3,000,000
Pualas Rural Health Unit		3,000,000		3,000,000
Saguiaran Rural Health Unit		3,000,000		3,000,000
Tagoloan Rural Health Unit		3,000,000		3,000,000
Taraka Rural Health Unit		3,000,000		3,000,000
Tubaran Rural Health Unit		3,000,000		3,000,000
Tugaya Rural Health Unit		3,000,000		3,000,000
Wao Rural Health Unit		3,000,000		3,000,000

Maguindanao		69,000,000		69,000,000

Ampatuan Rural Health Unit		3,000,000		3,000,000
Barira Rural Health Unit		3,000,000		3,000,000
Buldon Rural Health Unit		3,000,000		3,000,000
Datu Abdullah Sangki Rural Health Unit		3,000,000		3,000,000
Datu Anggal Midtimbang Rural Health Unit		3,000,000		3,000,000
Datu Blah S. Sinsuat Rural Health Unit		3,000,000		3,000,000
Datu Paglas Rural Health Unit		3,000,000		3,000,000
Datu Piang Rural Health Unit		3,000,000		3,000,000
Datu Saidona Mustapha Rural Health Unit		3,000,000		3,000,000
Guindulungan Rural Health Unit		3,000,000		3,000,000
Mamasapano Rural Health Unit		3,000,000		3,000,000
Mangudadatu Rural Health Unit		3,000,000		3,000,000
Mother Kabuntalan Rural Health Unit		3,000,000		3,000,000
Pagalungan Rural Health Unit		3,000,000		3,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	993
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Pandag Rural Health Unit		3,000,000		3,000,000
Parang Rural Health Unit		6,000,000		6,000,000
South Upi Rural Health Unit		3,000,000		3,000,000
Sultan Kudarat Rural Health Unit		3,000,000		3,000,000
Sultan Mastura Rural Health Unit		3,000,000		3,000,000
Sultan sa Barongis Rural Health Unit		3,000,000		3,000,000
Talayan Rural Health Unit		3,000,000		3,000,000
Talitay Rural Health Unit		3,000,000		3,000,000

North Cotabato		3,000,000		3,000,000

Pigkawayan Cluster Rural Health Unit		3,000,000		3,000,000

Sulu		27,000,000		27,000,000

Hadji Panglima Tahil Rural Health Unit		3,000,000		3,000,000
Indanan Rural Health Unit		3,000,000		3,000,000
Jolo Rural Health Unit		3,000,000		3,000,000
Kalingalan Caluang Rural Health Unit		3,000,000		3,000,000
Pata Rural Health Unit		3,000,000		3,000,000
Patikul Rural Health Unit		3,000,000		3,000,000
Siasi Rural Health Unit		3,000,000		3,000,000
Talipao Rural Health Unit		3,000,000		3,000,000
Tapul Rural Health Unit		3,000,000		3,000,000

Tawi-Tawi		18,000,000		18,000,000

Languyan Rural Health Unit		3,000,000		3,000,000
Mapun Rural Health Unit		3,000,000		3,000,000
Sapa-Sapa Rural Health Unit		3,000,000		3,000,000
Sibutu Rural Health Unit		3,000,000		3,000,000
Sitangkai Rural Health Unit		3,000,000		3,000,000
South Ubian Rural Health Unit		3,000,000		3,000,000

3. Polyclinics	64,000,000	13,000,000		77,000,000

3.a. Completion/Upgrading/Repair and Equipping of Existing Polyclinic	64,000,000	13,000,000		77,000,000

Region I	40,000,000			40,000,000

Ilocos Sur	40,000,000			40,000,000

Vigan Polyclinic	40,000,000			40,000,000

Region VI	24,000,000	13,000,000		37,000,000

Antique	24,000,000	13,000,000		37,000,000

Anini-y Polyclinic	5,000,000			5,000,000
Caluya Polyclinic	3,000,000	6,500,000		9,500,000
Hamtic Polyclinic	5,000,000			5,000,000
Laua-an Polyclinic	5,000,000			5,000,000
Libertad Polyclinic	3,000,000	6,500,000		9,500,000
San Remigio Polyclinic	3,000,000			3,000,000

4. LGU Hospitals	4,770,540,000	2,867,707,000	8,000,000	7,646,247,000

4.a. LGU Hospitals	4,770,540,000	2,867,707,000	8,000,000	7,646,247,000

NCR	340,000,000	349,255,000		689,255,000

Metro Manila	340,000,000	349,255,000		689,255,000

Gat Andres Bonifacio Memorial Medical Center		10,000,000		10,000,000
Justice Jose Abad Santos General Hospital		49,000,000		49,000,000
Navotas City Hospital		40,000,000		40,000,000
Novaliches District Hospital		30,000,000		30,000,000
Ospital ng Maynila Medical Center	270,000,000			270,000,000
Ospital ng Paranaque I		82,000,000		82,000,000
Ospital ng Paranaque II		45,320,000		45,320,000
Ospital ng Sampaloc		10,000,000		10,000,000

994	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Pasay City General Hospital		30,000,000		30,000,000
San Juan Medical Center	20,000,000	40,000,000		60,000,000
Sta. Ana Hospital	10,000,000			10,000,000
Taguig Pateros District Hospital	40,000,000			40,000,000
Valenzuela City Emergency Hospital		12,935,000		12,935,000

Region I	201,000,000	200,000,000		401,000,000

Ilocos Norte		180,000,000		180,000,000

Bangui District Hospital		30,000,000		30,000,000
Dona Josefa E. Marcos District Hospital		10,000,000		10,000,000
Gov. Roque B. Ablan Sr. Memorial Hospital		50,000,000		50,000,000
Laoag City General Hospital		50,000,000		50,000,000
Pagudpud District Hospital		20,000,000		20,000,000
Vintar District Hospital		20,000,000		20,000,000

La Union	60,000,000	10,000,000		70,000,000

Naguilian District Hospital	30,000,000			30,000,000
Rosario District Hospital	30,000,000	10,000,000		40,000,000

Pangasinan	141,000,000	10,000,000		151,000,000

Bayambang District Hospital	5,400,000			5,400,000
Urdaneta City District Hospital	10,000,000	10,000,000		20,000,000
Western Pangasinan District Hospital	25,600,000			25,600,000
Eastern Pangasinan Hospital	100,000,000			100,000,000

CAR	234,000,000	58,500,000		292,500,000

Abra		12,000,000		12,000,000

La Paz District Hospital		12,000,000		12,000,000

Apayao	30,000,000	5,000,000		35,000,000

Amma Jadsac District Hospital	6,000,000			6,000,000
Apayao District Hospital	6,000,000			6,000,000
Apayao Provincial Hospital	6,000,000			6,000,000
Flora District Hospital	6,000,000			6,000,000
Sta. Marcela District Hospital	6,000,000	5,000,000		11,000,000

Benguet	60,000,000	12,000,000		72,000,000

Benguet General Hospital	40,000,000			40,000,000
Dennis Molintas District Hospital	10,000,000			10,000,000
Itogon District Hospital		4,000,000		4,000,000
Kapangan District Hospital		4,000,000		4,000,000
Northern Benguet District Hospital	10,000,000	4,000,000		14,000,000

Ifugao	48,000,000	16,000,000		64,000,000

Ifugao General Hospital	36,000,000			36,000,000
Mayoyao District Hospital	6,000,000	7,000,000		13,000,000
Panopdopan District Hospital Laboratory Building	6,000,000			6,000,000
Potia District Hospital		2,000,000		2,000,000
Tinoc District Hospital		7,000,000		7,000,000

Kalinga	16,000,000			16,000,000

Kalinga Provincial Hospital	10,000,000			10,000,000
Western Kalinga District Hospital	6,000,000			6,000,000

Mountain Province	80,000,000	13,500,000		93,500,000

Barlig District Hospital	10,000,000	1,500,000		11,500,000
Besao District Hospital	25,000,000	2,000,000		27,000,000
Bontoc General Hospital	30,000,000			30,000,000
Paracelis District Hospital	15,000,000	10,000,000		25,000,000

Region II	483,000,000	134,000,000	8,000,000	625,000,000

Batanes	23,000,000	10,000,000	6,000,000	39,000,000

Itbayat District Hospital	3,000,000	5,000,000		8,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	995
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Sabtang Community Hospital	20,000,000	5,000,000	6,000,000	31,000,000

Cagayan	70,000,000	25,000,000	2,000,000	97,000,000

Alfonso Ponce Enrile Memorial District Hospital	20,000,000			20,000,000
Aparri Provincial Hospital	50,000,000	25,000,000	2,000,000	77,000,000

Isabela	105,000,000	35,000,000		140,000,000

Cauayan District Hospital	30,000,000	10,000,000		40,000,000
Echague District Hospital	10,000,000	5,000,000		15,000,000
Governor Faustino N. Dy, Sr. Memorial Hospital	30,000,000	20,000,000		50,000,000
Quezon Community Hospital	20,000,000			20,000,000
Mallig District Hospital	15,000,000			15,000,000

Nueva Vizcaya	115,000,000	40,000,000		155,000,000

Kasibu Municipal Hospital	25,000,000	10,000,000		35,000,000
Nueva Vizcaya Provincial Hospital	50,000,000	30,000,000		80,000,000
Quezon Community Hospital	40,000,000			40,000,000

Quirino	170,000,000	24,000,000		194,000,000

Aglipay District Hospital	20,000,000			20,000,000
Diffun District Hospital	20,000,000			20,000,000
Maddela District Hospital	50,000,000			50,000,000
Quirino Province Medical Center	80,000,000	24,000,000		104,000,000

Region III	510,000,000	557,500,000		1,067,500,000

Aurora		30,000,000		30,000,000

Casiguran District Hospital		30,000,000		30,000,000

Bataan	115,000,000	30,000,000		145,000,000

Mariveles District Hospital	100,000,000	30,000,000		130,000,000
Limay General Hospital	15,000,000			15,000,000

Bulacan	200,000,000	150,000,000		350,000,000

Bustos Community Hospital	10,000,000			10,000,000
Rogaciano Mercado Memorial Hospital	90,000,000			90,000,000
Ospital ng Lungsod ng San Jose Del Monte		150,000,000		150,000,000
St. Bernadette Children and Maternity Hospital	100,000,000			100,000,000

Nueva Ecija	30,000,000	35,000,000		65,000,000

Gapan District Hospital	30,000,000	10,000,000		40,000,000
MV Gallego Cabanatuan City Gen. Hospital		20,000,000		20,000,000
Science City of Munoz Infirmary Hospital		5,000,000		5,000,000

Pampanga	15,000,000	112,500,000		127,500,000

Mexico Community Hospital	15,000,000			15,000,000
Pampanga Provincial Dialysis IV		50,000,000		50,000,000
City of San Fernando People’s Hospital		62,500,000		62,500,000

Tarlac		120,000,000		120,000,000

Tarlac City General Hospital		100,000,000		100,000,000
Tarlac Provincial Hosital		10,000,000		10,000,000
Cong. Enrique M. Cojuangco Memorial District Hospital		10,000,000		10,000,000

Zambales	150,000,000	80,000,000		230,000,000

Candelaria District Hospital	30,000,000	10,000,000		40,000,000
Dr. Florentino C. Doble Memorial Hospital	30,000,000	20,000,000		50,000,000
Ospital ng Sta. Cruz	40,000,000			40,000,000
Subic General Hospital	50,000,000	50,000,000		100,000,000

Region IV-A	159,000,000	300,000,000		459,000,000

Batangas	54,000,000	130,000,000		184,000,000

Batangas Provincial Hospital	24,000,000	110,000,000		134,000,000
Lipa City District Hospital	30,000,000	10,000,000		40,000,000
Ospital ng Nasugbu		10,000,000		10,000,000

996	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Cavite	30,000,000	10,000,000		40,000,000

Pagamutan ng Dasmarinas	30,000,000	5,000,000		35,000,000
Pagamutang Bayan ng Carmona		5,000,000		5,000,000

Laguna	20,000,000	45,000,000		65,000,000

Laguna Provincial Hospital- San Pedro District Hospital	20,000,000	5,000,000		25,000,000
San Pablo City General Hospital		5,000,000		5,000,000
Siniloan Infirmary Hospital		35,000,000		35,000,000

Quezon	55,000,000	15,000,000		70,000,000

Claro M. Recto Memorial District Hospital		5,000,000		5,000,000
Lucena City General Hospital	20,000,000	5,000,000		25,000,000
Ospital ng San Antonio	15,000,000			15,000,000
Quezon Medical Center- Lucena City	20,000,000	5,000,000		25,000,000

Rizal		100,000,000		100,000,000

Antipolo City Hospital System - Annex 4 Mambugan		10,000,000		10,000,000
Rizal Provincial Hospital - Binangonan		30,000,000		30,000,000
Rizal Provincial Hospital - Angono		30,000,000		30,000,000
Rizal Provincial Hospital - Montalban		30,000,000		30,000,000

Region IV-B	170,000,000	140,000,000		310,000,000

Marinduque	50,000,000	30,000,000		80,000,000

Marinduque Provincial Hospital	50,000,000	30,000,000		80,000,000

Occidental Mindoro	60,000,000	25,000,000		85,000,000

Occidental Mindoro Provincial Hospital	30,000,000	10,000,000		40,000,000
San Sebastian District Hospital	30,000,000	15,000,000		45,000,000

Oriental Mindoro	50,000,000			50,000,000

Oriental Mindoro Central District Hospital	50,000,000			50,000,000

Palawan	10,000,000			10,000,000

El Nido Community Hospital	10,000,000			10,000,000

Romblon		85,000,000		85,000,000

Romblon Provincial Hospital		85,000,000		85,000,000

Region V	439,800,000	100,900,000		540,700,000

Albay	335,000,000	25,000,000		360,000,000

Cagraray District Hospital	100,000,000			100,000,000
Manito Municipal Hospital	66,000,000			66,000,000
Pantao District Hospital	100,000,000			100,000,000
Rapu-Rapu District Hospital	69,000,000	5,000,000		74,000,000
Dr. Lorenzo P. Ziga Memorial District Hospital		20,000,000		20,000,000

Camarines Norte	15,000,000			15,000,000

Camarines Norte Provincial Hospital	15,000,000			15,000,000

Camarines Sur	17,000,000	30,400,000		47,400,000

New Partido District Hospital		30,400,000		30,400,000
Ocampo Municipal Hospital	500,000			500,000
Tigaon Primary Hospital	1,500,000			1,500,000
Naga City Hospital	15,000,000			15,000,000

Catanduanes		500,000		500,000

Bato Maternity and Children’s Hospital		500,000		500,000

Masbate	17,300,000	45,000,000		62,300,000

Aroroy Municipal Hospital		5,000,000		5,000,000
Balud Municipal Hospital		15,000,000		15,000,000
Cataingan District Hospital		5,000,000		5,000,000
Claveria District Hospital	12,300,000	15,000,000		27,300,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	997
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Moises Espinosa Municipal Hospital		5,000,000		5,000,000
Ticao District Hospital	5,000,000			5,000,000
Sorsogon	55,500,000			55,500,000

Bulan Medicare Hospital	10,000,000			10,000,000
Donsol District Hospital	15,000,000			15,000,000
Gubat District Hospital	10,000,000			10,000,000
Magallanes Municipal District Hospital	4,500,000			4,500,000
Matnog Medicare Municipal Hospital	1,000,000			1,000,000
Sorsogon Provincial 2nd District Hospital	15,000,000			15,000,000

Region VI	525,000,000	168,500,000		693,500,000

Aklan	185,000,000	20,000,000		205,000,000

Altavas District Hospital	20,000,000			20,000,000
Ciriaco S. Tirol Hospital	50,000,000			50,000,000
Dr. Rafael S. Tumbokon Memorial Hospital	20,000,000	10,000,000		30,000,000
Ibajay District Hospital	15,000,000			15,000,000
Madalag District Hospital	30,000,000			30,000,000
Malay District Hospital	50,000,000			50,000,000
Kalibo Community Hospital		10,000,000		10,000,000

Capiz	50,000,000	23,000,000		73,000,000

Bailan District Hospital		10,000,000		10,000,000
Mambusao District Hospital		13,000,000		13,000,000
Roxas Memorial Provincial Hospital	50,000,000			50,000,000

Guimaras	150,000,000	15,000,000		165,000,000

Dr. Catalino Gallego Nava Provincial Hospital	150,000,000	15,000,000		165,000,000

Iloilo	60,000,000	45,000,000		105,000,000

Barotac Viejo District Hospital		5,000,000		5,000,000
Cabatuan District Hospital		15,000,000		15,000,000
Dr. Ricardo S. Provido Sr. Memorial District Hospital	30,000,000	5,000,000		35,000,000
Iloilo Provincial Hospital		20,000,000		20,000,000
Sara District Hospital	30,000,000			30,000,000
Negros Occidental	80,000,000	65,500,000		145,500,000

Bacolod City General Hospital	30,000,000			30,000,000
Bago City General Hospital		50,000,000		50,000,000
Lorenzo D. Zayco District Hospital	30,000,000	5,500,000		35,500,000
Teresita Jalandoni Provincial Hospital	20,000,000	10,000,000		30,000,000

Region VII	160,000,000	162,950,000		322,950,000

Bohol	50,000,000	40,000,000		90,000,000

Cong. Natalio Castillo Memorial Hospital		20,000,000		20,000,000
Maribojoc Community Hospital		20,000,000		20,000,000
Loay, Bohol Hospital	50,000,000			50,000,000

Cebu	95,000,000	59,000,000		154,000,000

Cebu City Medical Center	15,000,000			15,000,000
Cebu Provincial Hospital - Danao		20,000,000		20,000,000
Daanbantayan District Hospital		12,000,000		12,000,000
Liloan Hospital	50,000,000			50,000,000
Mandaue City Hospital	30,000,000			30,000,000
Minglanilla District Hospital		10,000,000		10,000,000
Toledo City General Hospital		17,000,000		17,000,000

Negros Oriental	5,000,000	13,950,000		18,950,000

Dawis Community Primary Hospital		13,950,000		13,950,000
Pacuan Primary Community Hospitals	5,000,000			5,000,000

Siquijor	10,000,000	50,000,000		60,000,000

Lazi Medicare Community Hospital		25,000,000		25,000,000
Siquijor Provincial Hospital	10,000,000	25,000,000		35,000,000

998	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region VIII	98,000,000	200,500,000		298,500,000

Biliran		20,000,000		20,000,000

Biliran Provincial Hospital		20,000,000		20,000,000

Eastern Samar	25,000,000	44,500,000		69,500,000

Albino M. Duran Memorial Hospital		1,000,000		1,000,000
Can- Avid Municipal Hospital	5,000,000	1,000,000		6,000,000
Eastern Samar Provincial Hospital	20,000,000	41,000,000		61,000,000
Quinapondan Community Hospital		500,000		500,000
Taft District Hospital		1,000,000		1,000,000

Northern Samar		50,000,000		50,000,000

Northern Samar Provincial Hospital		50,000,000		50,000,000

Samar (Western Samar)	70,000,000	80,000,000		150,000,000

Calbayog District Hospital	70,000,000	70,000,000		140,000,000
Gandara District Hospital		10,000,000		10,000,000

Leyte		6,000,000		6,000,000

Carigara District Hospital		1,000,000		1,000,000
Hilongos District Hospital		5,000,000		5,000,000

Southern Leyte	3,000,000			3,000,000

Liloan Community Hospital	3,000,000			3,000,000

Region IX	318,000,000	20,102,000		338,102,000

Zamboanga del Norte	84,000,000	20,102,000		104,102,000

Corazon C. Aquino Hospital		16,102,000		16,102,000
Labason District Hospital	18,000,000			18,000,000
Liloy District Hospital	5,000,000	4,000,000		9,000,000
Pinan District Hospital	20,000,000			20,000,000
Sibutad District Hospital	6,000,000			6,000,000
Siocon District Hospital	5,000,000			5,000,000
Zamboanga del Norte Medical Center	30,000,000			30,000,000
Zamboanga del Sur	108,000,000			108,000,000

Aurora Infirmary Hospital	5,000,000			5,000,000
Mahayag Municipal Hospital	13,000,000			13,000,000
Ramon Magsaysay District Hospital	30,000,000			30,000,000
San Miguel District Hospital	30,000,000			30,000,000
Zamboanga del Sur Medical Center	30,000,000			30,000,000

Zamboanga Sibugay	126,000,000			126,000,000

Alicia District Hospital	10,000,000			10,000,000
Dr. George Tocao Hofer Medical Center	80,000,000			80,000,000
Malangas Infirmary Hospital	30,000,000			30,000,000
Olutanga Municipal Hospital	6,000,000			6,000,000

Region X	255,240,000	65,000,000		320,240,000

Bukidnon	30,000,000	50,000,000		80,000,000

Bukidnon Provincial Hospital - Kibawe	30,000,000			30,000,000
Bukidnon Provincial Medical Center - Malaybalay City		50,000,000		50,000,000

Lanao del Norte	127,000,000			127,000,000

Balo-I Provincial Hospital	30,000,000			30,000,000
Gregorio T. Lluch Memorial Hospital	30,000,000			30,000,000
Kolambugan Provincial Hospital	32,000,000			32,000,000
Sultan Naga Dimaporo Provincial Hospital	35,000,000			35,000,000

Misamis Oriental	98,240,000	15,000,000		113,240,000

J.R. Borja General Hospital	50,000,000			50,000,000
Jasaan Municipal Hospital	5,000,000			5,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	999
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Misamis Oriental Provincial Hospital- Balingasag	28,240,000	5,000,000		33,240,000
Misamis Oriental Provincial Hospital- Claveria	15,000,000			15,000,000
Misamis Oriental Provincial Hospital- Gingoog		5,000,000		5,000,000
Misamis Oriental Provincial Hospital- Manticao		5,000,000		5,000,000

Region XI	321,500,000	101,500,000		423,000,000

Davao De Oro (Compostela Valley)	50,000,000			50,000,000

Davao de Oro Provincial Hosptial - Montevista	50,000,000			50,000,000

Davao del Norte		50,000,000		50,000,000

Davao del Norte Hospital - Samal Island Hospital		50,000,000		50,000,000

Davao del Sur	56,500,000	39,500,000		96,000,000

Davao Del Sur Provincial Hospital	50,000,000	20,000,000		70,000,000
Gregorio Matas District Hospital	6,500,000	19,500,000		26,000,000

Davao Occidental	115,000,000	2,000,000		117,000,000

Malita Women’s and Children’s Wellness Center	50,000,000			50,000,000
Sarangani District Hospital	50,000,000			50,000,000
Tomas Lachica District Hospital	15,000,000	2,000,000		17,000,000

Davao Oriental	100,000,000	10,000,000		110,000,000

Baganga Municipal Hospital	10,000,000			10,000,000
Davao Oriental Provincial Hospital - Manay	40,000,000			40,000,000
Davao Oriental Provincial Medical Center - Mati	50,000,000	10,000,000		60,000,000

Region XII	340,000,000	11,000,000		351,000,000

Cotabato (North Cotabato)	25,000,000	6,000,000		31,000,000

Aleosan District Hospital		6,000,000		6,000,000
Arakan Valley District Hospital	5,000,000			5,000,000
Fr. Tulio Favali Municipal Hospital	10,000,000			10,000,000
M’lang District Hospital	10,000,000			10,000,000

General Santos City	15,000,000			15,000,000

Dr. Jorge Royeca Hospital	15,000,000			15,000,000

Sarangani	100,000,000			100,000,000

Dr. Cornelio T. Martinez Memorial Hospital	40,000,000			40,000,000
Sarangani Provincial Hospital - Glan	30,000,000			30,000,000
Sarangani Provincial Hospital - Maitum	15,000,000			15,000,000
Sarangani Provincial Hospital - Maasim	15,000,000			15,000,000

South Cotabato	180,000,000	5,000,000		185,000,000

Norala District Hospital	50,000,000			50,000,000
Roel I Senador Memorial Hospital	50,000,000	5,000,000		55,000,000
South Cotabato Provincial Hospital	80,000,000			80,000,000

Sultan Kudarat	20,000,000			20,000,000

Lambayong District Hospital	5,000,000			5,000,000
Sultan Kudarat District Hospital	15,000,000			15,000,000

Region XIII	76,000,000	28,000,000		104,000,000

Agusan del Norte	76,000,000	28,000,000		104,000,000

Agusan Del Norte Provincial Hospital	50,000,000	5,000,000		55,000,000
Butuan Medical Center	10,000,000	10,000,000		20,000,000
Cabadbaran District Hospital	5,000,000			5,000,000
Las Nieves Municipal Hospital	6,000,000	5,000,000		11,000,000
Nasipit District Hospital	5,000,000	8,000,000		13,000,000

BARMM	140,000,000	270,000,000		410,000,000

Basilan		20,000,000		20,000,000

Lamitan District Hospital		10,000,000		10,000,000

1000	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Sumisip District Hospital		10,000,000		10,000,000

Lanao del Sur	20,000,000	180,000,000		200,000,000

Balindong District Hospital	20,000,000	10,000,000		30,000,000
Dr. Serapio Montaner Memorial Hospital		30,000,000		30,000,000
Kapatagan Community Hospital		10,000,000		10,000,000
Lanao General Hospital - Marantao		100,000,000		100,000,000
Wao District Hospital		30,000,000		30,000,000

Maguindanao	50,000,000	40,000,000		90,000,000

Datu Blah T. Sinsuat District Hospital	20,000,000	10,000,000		30,000,000
Datu Odin Sinsuat District Hospital		20,000,000		20,000,000
Maguindanao Provincial Hospital	30,000,000	10,000,000		40,000,000

Sulu	50,000,000			50,000,000

Luuk District Hospital	50,000,000			50,000,000

Tawi-Tawi	20,000,000	30,000,000		50,000,000

Datu Halun Sakilan Memorial Hospital	20,000,000	20,000,000		40,000,000
Tuan Ligaddung District Hospital		10,000,000		10,000,000

5. DOH Hospitals	8,774,935,000	3,981,238,000		12,756,173,000

5.a. Regular HFEP	6,461,000,000	3,081,238,000		9,542,238,000

NCR	780,000,000	1,001,787,000		1,781,787,000

Amang Rodriguez Memorial Medical Center	50,000,000	50,000,000		100,000,000
Dr. Jose N. Rodriguez Memorial Hospital and Sanitarium		70,000,000		70,000,000
East Avenue Medical Center		130,000,000		130,000,000
Jose R. Reyes Memorial Medical Center		200,000,000		200,000,000
Las Pinas General Hospital and Satellite Trauma Center	75,000,000			75,000,000
Lung Center of the Philippines	50,000,000	68,000,000		118,000,000
National Center for Mental Health	60,000,000			60,000,000
National Children’s Hospital		50,000,000		50,000,000
Philippine Children’s Medical Center		100,000,000		100,000,000
Philippine Heart Center		200,000,000		200,000,000
Research Institute for Tropical Medicine	220,000,000			220,000,000
Rizal Medical Center	50,000,000			50,000,000
San Lazaro Hospital	75,000,000			75,000,000
San Lorenzo Ruiz General Hospital		70,000,000		70,000,000
Senate President Neptali Gonzales General Hospital	200,000,000			200,000,000
Tondo Medical Center		30,000,000		30,000,000
Valenzuela Medical Center		33,787,000		33,787,000

Region I	100,000,000	200,000,000		300,000,000

Conrado F. Estrella Regional Medical and Trauma Center		100,000,000		100,000,000
Ilocos Sur Medical Center		100,000,000		100,000,000
Ilocos Training and Regional Medical Center	100,000,000			100,000,000

CAR	205,000,000	100,000,000		305,000,000

Conner District Hospital	25,000,000	50,000,000		75,000,000
Far North Luzon General Hospital and Training Center	80,000,000			80,000,000
Luis Hora Memorial Regional Hospital		50,000,000		50,000,000
Baguio General Hospital and Medical Center	100,000,000			100,000,000

Region II	240,000,000	151,600,000		391,600,000

Batanes General Hospital	40,000,000	34,000,000		74,000,000
Cagayan Valley Medical Center	100,000,000	7,600,000		107,600,000
Northwestern Cagayan General Hospital	50,000,000			50,000,000
Southern Isabela Medical Center		110,000,000		110,000,000
Southern Isabela Medical Center Cancer Center	50,000,000			50,000,000

Region III	575,000,000	116,801,000		691,801,000

Bataan General Hospital and Medical Center		80,000,000		80,000,000
Joni Villanueva General Hospital	50,000,000			50,000,000
Jose B. Lingad Memorial General Hospital	100,000,000			100,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1001
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Multi-Specialty Center, Clark, Pampanga	270,000,000			270,000,000
Mariveles Mental Wellness and General Hospital	80,000,000			80,000,000
Sen. Edgardo J. Angara General Hospital	75,000,000			75,000,000
Talavera General Hospital		36,801,000		36,801,000

Region IV-A	760,000,000	110,000,000		870,000,000

Batangas Medical Center	450,000,000	20,000,000		470,000,000
Maria L. Eleazar General Hospital	100,000,000			100,000,000
Northern Tagalog Regional Hospital	50,000,000	50,000,000		100,000,000
Southern Luzon Multi-Specialty Medical Center	80,000,000	20,000,000		100,000,000
Southern Tagalog Regional Hospital	80,000,000	20,000,000		100,000,000

Region IV-B	4,000,000	125,000,000		129,000,000

Culion Sanitarium and General Hospital		25,000,000		25,000,000
Coron District Hospital	4,000,000			4,000,000
Ospital ng Palawan		100,000,000		100,000,000

Region V	1,060,000,000	50,000,000		1,110,000,000

Bicol Medical Center	100,000,000			100,000,000
Bicol Regional Hospital and Medical Center	900,000,000			900,000,000
Bicol Region General Hospital and Geriatric Medical Center	60,000,000	50,000,000		110,000,000

Region VI	250,000,000	130,000,000		380,000,000

Corazon Locsin Montelibano Memorial Regional Hospital	100,000,000			100,000,000
Don Jose S. Monfort Medical Center	75,000,000			75,000,000
Western Visayas Medical Center		130,000,000		130,000,000
Western Visayas Sanitarium and General Hospital	75,000,000			75,000,000

Region VII	160,000,000	210,000,000		370,000,000

Don Emilio del Valle Memorial Hospital	80,000,000			80,000,000
Eversley Childs Sanitarium and General Hospital	80,000,000			80,000,000
Vicente Sotto Memorial Medical Center		130,000,000		130,000,000
St. Anthony Mother and Child Hospital		80,000,000		80,000,000

Region VIII	1,247,000,000	215,000,000		1,462,000,000

Eastern Visayas Medical Center	1,247,000,000	200,000,000		1,447,000,000
Governor Benjamin T. Romualdez General Hospital and Schistosomiasis Center		15,000,000		15,000,000

Region IX	250,000,000	100,000,000		350,000,000

Basilan General Hospital	75,000,000	50,000,000		125,000,000
Dr. Jose Rizal Memorial Hospital	25,000,000	50,000,000		75,000,000
Labuan General Hospital	150,000,000			150,000,000

Region X	450,000,000	297,050,000		747,050,000

Camiguin General Hospital	50,000,000	50,000,000		100,000,000
First Misamis Oriental General Hospital	150,000,000			150,000,000
Mayor Hilarion A. Ramiro Sr. Medical Center	50,000,000	50,000,000		100,000,000
Northeastern Misamis General Hospital	200,000,000			200,000,000
Northern Mindanao Medical Center		197,050,000		197,050,000

Region XI	100,000,000			100,000,000

Davao Regional Medical Center	100,000,000			100,000,000

Region XII	150,000,000	224,000,000		374,000,000

Cotabato Regional and Medical Center		150,000,000		150,000,000
Cotabato Sanitarium and General Hospital	150,000,000			150,000,000
SOCCSKSARGEN General Hospital		74,000,000		74,000,000

Region XIII	130,000,000	50,000,000		180,000,000

Adela Serra Ty Memorial Medical Center	50,000,000			50,000,000
Caraga Regional Hospital		50,000,000		50,000,000
Siargao Island Medical Center	80,000,000			80,000,000

1002	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

5.b. MYCA	1,788,935,000			1,788,935,000

NCR	294,375,000			294,375,000

Philippine Heart Center	94,375,000			94,375,000
Philippine Orthopedic Center	200,000,000			200,000,000

Region I	227,520,000			227,520,000

Ilocos Training and Regional Medical Center	154,020,000			154,020,000
Mariano Marcos Memorial Hospital and Medical Center	73,500,000			73,500,000

CAR	120,000,000			120,000,000

Baguio General Hospital and Medical Center	120,000,000			120,000,000

Region II	222,040,000			222,040,000

Region II Trauma and Medical Center	122,040,000			122,040,000
Southern Isabela Medical Center	100,000,000			100,000,000

Region IV-A	100,000,000			100,000,000

Tagaytay Rehabilitation Center	100,000,000			100,000,000

Region VII	230,000,000			230,000,000

Cebu South Medical Center	230,000,000			230,000,000

Region IX	350,000,000			350,000,000

Margosatubig Regional Hospital	200,000,000			200,000,000
Zamboanga City Medical Center	150,000,000			150,000,000

Region X	245,000,000			245,000,000

Amai Pakpak Medical Center	245,000,000			245,000,000

5.c. BUCAS Center	525,000,000	900,000,000		1,425,000,000

NCR		50,000,000		50,000,000

Amang Rodriguez Memorial Medical Center		50,000,000		50,000,000

Region I	50,000,000	60,000,000		110,000,000

Mariano Marcos Memorial Hospital and Medical Center (Banna)	25,000,000	30,000,000		55,000,000
Mariano Marcos Memorial Hospital and Medical Center (Pancian)	25,000,000	30,000,000		55,000,000

CAR	75,000,000	110,000,000		185,000,000

Baguio General Hospital and Medical Center	25,000,000	30,000,000		55,000,000
Conner District Hospital	25,000,000	30,000,000		55,000,000
Luis Hora Memorial Regional Hospital (Natonin)	25,000,000	50,000,000		75,000,000

Region II	75,000,000	90,000,000		165,000,000

Cagayan Valley Medical Center (Amulung)	25,000,000	30,000,000		55,000,000
Cagayan Valley Medical Center (Sta. Teresita)	25,000,000	30,000,000		55,000,000
Southern Isabela Medical Center (Malig)	25,000,000	30,000,000		55,000,000

Region III		55,000,000		55,000,000

Bataan General Hospital and Medical Center		55,000,000		55,000,000

Region IV-A	50,000,000	30,000,000		80,000,000

Mataas na Kahoy (BatMC)	50,000,000	30,000,000		80,000,000

Region VI	25,000,000	115,000,000		140,000,000

Corazon Locsin Montelibano Memorial Regional Hospital	25,000,000	30,000,000		55,000,000
Western Visayas Medical Center		30,000,000		30,000,000
Western Visayas Sanitarium and General Hospital		30,000,000		30,000,000
Tanjay City Urgent Care Clinic		25,000,000		25,000,000

Region VII	50,000,000	90,000,000		140,000,000

Bantayan District Hospital c/o VSMMC		20,000,000		20,000,000
Bohol Provincial Health Office	25,000,000	30,000,000		55,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1003
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Cebu Provincial Hospital (Carcar City) c/o VSMMC		10,000,000		10,000,000
Gov. Celestino Gallares Memorial Medical Center	25,000,000	30,000,000		55,000,000

Region VIII	25,000,000	30,000,000		55,000,000

Eastern Visayas Medical Center (Villaba)	25,000,000	30,000,000		55,000,000

Region IX	50,000,000	95,000,000		145,000,000

Basilan General Hospital	25,000,000	30,000,000		55,000,000
Dr. Jose Rizal Memorial Hospital		5,000,000		5,000,000
Mindanao Central Sanitarium	25,000,000	30,000,000		55,000,000
Zamboanga City Medical Center (WMSU)		30,000,000		30,000,000

Region X	25,000,000	30,000,000		55,000,000

Northern Mindanao Medical Center	25,000,000	30,000,000		55,000,000

Region XI	25,000,000	55,000,000		80,000,000

Davao Regional Medical Center		25,000,000		25,000,000
Southern Philippines Medical Center (Marilog)	25,000,000	30,000,000		55,000,000

Region XII	50,000,000	60,000,000		110,000,000

Cotabato Regional and Medical Center (Talus Kanu)	25,000,000	30,000,000		55,000,000
Sultan Kudarat Provincial Hospital	25,000,000	30,000,000		55,000,000

Region XIII	25,000,000	30,000,000		55,000,000

Siargao Island Medical Center	25,000,000	30,000,000		55,000,000

6. Other Health Care Facilities	2,324,500,000	4,933,122,500	2,871,000,000	10,128,622,500

6.a. Drug Abuse Treatment and Rehabilitation Centers (DATRC)	772,000,000	61,622,000		833,622,000

NCR	130,000,000	10,080,000		140,080,000

Metro Manila	130,000,000	10,080,000		140,080,000

Bicutan Rehabilitation Center	55,000,000	10,080,000		65,080,000
Las Pinas Drug Abuse T reatment and Rehabilitation Center	75,000,000			75,000,000

Region I		6,550,000		6,550,000

La Union		6,550,000		6,550,000

San Fernando, La Union Treatment and Rehabilitation Center		6,550,000		6,550,000

CAR	10,000,000	2,500,000		12,500,000

Mountain Province	10,000,000	2,500,000		12,500,000

Bauko, Mountain Province Treatment and Rehabilitation Center	10,000,000	2,500,000		12,500,000

Region III	50,000,000			50,000,000

Bataan	50,000,000			50,000,000

Bataan Rehabilitation Center	50,000,000			50,000,000

Region IV-A	350,000,000			350,000,000

Cavite	350,000,000			350,000,000

CALABARZON Drug Abuse Treatment and Rehabilitation Center	350,000,000			350,000,000

Region V	80,000,000	13,000,000		93,000,000

Albay	30,000,000			30,000,000

Malinao, Albay Rehabilitation Center	30,000,000			30,000,000

Camarines Sur	50,000,000	13,000,000		63,000,000

Camarines Sur Rehabilitation Center	50,000,000	13,000,000		63,000,000

1004	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region VII	52,000,000	8,620,000		60,620,000

Cebu	52,000,000	8,620,000		60,620,000

Argao, Cebu Rehabilitation Center	30,000,000	1,000,000		31,000,000
Cebu City Rehabilitation Center	22,000,000	7,620,000		29,620,000

Region IX	50,000,000			50,000,000

Zamboanga City	50,000,000			50,000,000

Zamboanga City Treatment and Rehabilitation Center	50,000,000			50,000,000

Region X		3,502,000		3,502,000

Bukidnon		3,502,000		3,502,000

Malaybalay, Bukidnon Treatment and Rehabilitation Center		3,502,000		3,502,000

Region XI	50,000,000	2,700,000		52,700,000

Davao del Sur	50,000,000	2,700,000		52,700,000

Malagos, Davao Treatment and Rehabilitation Center	50,000,000	2,700,000		52,700,000

Region XIII		14,670,000		14,670,000

Surigao del Norte		14,670,000		14,670,000

CARAGA Rehabilitation Center		14,670,000		14,670,000

6.b. Subnational Laboratories		45,000,000		45,000,000

Region XI		45,000,000		45,000,000

Davao del Sur		45,000,000		45,000,000

Mindanao Sub-National Blood Center		45,000,000		45,000,000

6.c. Blood Service Facilities		55,000,000		55,000,000

Region II		5,000,000		5,000,000

Cagayan		5,000,000		5,000,000

Regional Blood Center - Region II		5,000,000		5,000,000

Region III		20,000,000		20,000,000

Pampanga		20,000,000		20,000,000

Regional Blood Center - San Fernando, Pampanga		20,000,000		20,000,000

Region IV-A		10,000,000		10,000,000

Batangas		10,000,000		10,000,000

Regional Blood Center - Calabarzon		10,000,000		10,000,000

Region VII		5,000,000		5,000,000

Cebu		5,000,000		5,000,000

Regional Blood Center - Cebu		5,000,000		5,000,000

Region IX		15,000,000		15,000,000

Zamboanga City		15,000,000		15,000,000

Zamboanga Peninsula - Regional Blood Center		15,000,000		15,000,000

6.d. Regional Offices	730,000,000			730,000,000

Region II	50,000,000			50,000,000

Cagayan	50,000,000			50,000,000

Cagayan Valley Centers for Health Development	50,000,000			50,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1005
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Region III	30,000,000			30,000,000

Pampanga	30,000,000			30,000,000

Central Luzon Centers for Health Development	30,000,000			30,000,000

Region IV-A	300,000,000			300,000,000

Batangas	300,000,000			300,000,000

CALABARZON Centers for Health Development	300,000,000			300,000,000

Region VII	200,000,000			200,000,000

Cebu	200,000,000			200,000,000

Central Visayas Centers for Health Development	200,000,000			200,000,000

Region IX	20,000,000			20,000,000

Zamboanga City	20,000,000			20,000,000

Zamboanga Peninsula Centers for Health Development	20,000,000			20,000,000

Region X	50,000,000			50,000,000

Northern Mindanao Centers for Health Development	50,000,000			50,000,000

Region XII	30,000,000			30,000,000

South Cotabato	30,000,000			30,000,000

SOCCSKSARGEN Centers for Health Development	30,000,000			30,000,000

Region XIII	50,000,000			50,000,000

Agusan del Norte	50,000,000			50,000,000

Caraga Centers for Health Development	50,000,000			50,000,000

6.e. Other Facilities	46,000,000	105,500,000	6,000,000	157,500,000

Region II	5,000,000			5,000,000

Isabela	5,000,000			5,000,000

Luna Dialysis Center	5,000,000			5,000,000

Region III	5,000,000			5,000,000

Pampanga	5,000,000			5,000,000

Arayat Dialysis Center	5,000,000			5,000,000

Region IV-A		41,500,000		41,500,000

Batangas		11,500,000		11,500,000

Mataas na Kahoy Dialysis Center		10,000,000		10,000,000
Municipal Health Office, Barangay Talaibon, Ibaan		1,500,000		1,500,000

Laguna		10,000,000		10,000,000

Siniloan Dialysis Center		10,000,000		10,000,000

Quezon		10,000,000		10,000,000

Sariaya Dialysis Center		10,000,000		10,000,000

Rizal		10,000,000		10,000,000

San Mateo Dialysis Center		10,000,000		10,000,000

Region VI	26,000,000	54,000,000		80,000,000

Iloilo	26,000,000	54,000,000		80,000,000

Guimbal Dialysis Center	20,000,000			20,000,000

1006	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Tigbauan Dialysis Center	6,000,000	27,000,000		33,000,000
Miagao Dialysis Center		27,000,000		27,000,000

Region VIII		10,000,000		10,000,000

Northern Samar		10,000,000		10,000,000

Municipality of Allen		10,000,000		10,000,000
Region X	5,000,000			5,000,000

Misamis Occidental	5,000,000			5,000,000

Plaridel Dialysis Center	5,000,000			5,000,000
Region XI	5,000,000			5,000,000

Davao Oriental	5,000,000			5,000,000

Davao Oriental Dialysis Center	5,000,000			5,000,000
BARMM			6,000,000	6,000,000

Tawi-Tawi			6,000,000	6,000,000

Municipality of Panglima Sugala			6,000,000	6,000,000

6.f. Military Hospital	28,000,000	44,500,000		72,500,000

NCR	8,000,000			8,000,000

Quezon City	8,000,000			8,000,000

Camp Aguinaldo General Hospital	8,000,000			8,000,000
Region III	10,000,000	34,500,000		44,500,000

Nueva Ecija		14,500,000		14,500,000

Fort Magsaysay Army Station Hospital		14,500,000		14,500,000

Pampanga	10,000,000	20,000,000		30,000,000

Air Force City Hospital, Clark Air Base		10,000,000		10,000,000
Camp Olivas Infirmary Hospital	10,000,000	10,000,000		20,000,000
Region VII		10,000,000		10,000,000

Cebu		10,000,000		10,000,000

Camp Lapu-Lapu Hospital		5,000,000		5,000,000
Philippine National Police Station Hospital		5,000,000		5,000,000
Region IX	10,000,000			10,000,000

Zamboanga City	10,000,000			10,000,000

Camp Navarro General Hospital	10,000,000			10,000,000

6.g. State Universities	500,000,000	31,000,000		531,000,000

NCR		1,000,000		1,000,000

Metro Manila		1,000,000		1,000,000

Philippine General Hospital		1,000,000		1,000,000
Region VI	450,000,000			450,000,000

Iloilo	450,000,000			450,000,000

West Visayas State University Medical Center	450,000,000			450,000,000
Region X	20,000,000			20,000,000

Misamis Oriental	20,000,000			20,000,000

Mindanao State University Infirmary Hospital- Naawan	20,000,000			20,000,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	1007
HEALTH FACILITIES ENHANCEMENT PROGRAM

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total

Region XII	10,000,000	20,000,000		30,000,000

Cotabato (North Cotabato)	10,000,000	20,000,000		30,000,000

University of Southern Mindanao Hospital	10,000,000	20,000,000		30,000,000

BARMM	20,000,000	10,000,000		30,000,000

Maguindanao	20,000,000	10,000,000		30,000,000

Mindanao State University Infirmary Hospital- Maguindanao	20,000,000	10,000,000		30,000,000

6.h. Bureau of Quarantine	28,500,000	5,000,000	25,000,000	58,500,000

Region IV-A	20,000,000			20,000,000

Batangas	20,000,000			20,000,000

Bureau of Quarantine Batangas	20,000,000			20,000,000

Region VI	8,500,000			8,500,000

Aklan	8,500,000			8,500,000

Bureau of Quarantine Kalibo	8,500,000			8,500,000

Region IX		5,000,000		5,000,000

Zamboanga City		5,000,000		5,000,000

Bureau of Quarantine Zamboanga City		5,000,000		5,000,000

BARMM			25,000,000	25,000,000

Tawi-Tawi			25,000,000	25,000,000

Bureau of Quarantine Tawi-Tawi			25,000,000	25,000,000

6.i. Central Office	220,000,000	4,585,500,500	932,500,000	5,738,000,500

NCR	220,000,000	4,585,500,500	932,500,000	5,738,000,500

Metro Manila	220,000,000	4,585,500,500	932,500,000	5,738,000,500

DOH Central Office, Office of the Secretary		355,500,500	932,500,000	1,288,000,500
DOH Central Office, Administrative Service Personnel Administration Division	50,000,000			50,000,000
DOH Central Office, Administrative Service General Services Division	30,000,000			30,000,000
DOH Central Office, Health Facilities and Services Regulatory Bureau	40,000,000			40,000,000
DOH Central Office, Malasakit Center	100,000,000			100,000,000
DOH Central Office		3,456,000,000		3,456,000,000
BUCAS Centers Nationwide		774,000,000		774,000,000

6.j. Provision of Motor Vehicles			1,907,500,000	1,907,500,000

NCR			1,852,500,000	1,852,500,000

Metro Manila			1,852,500,000	1,852,500,000

Central Office			1,850,000,000	1,850,000,000
Philippine Navy			2,500,000	2,500,000

Region I			17,500,000	17,500,000

Pangasinan			17,500,000	17,500,000

Municipality of San Carlos			15,000,000	15,000,000
Municipality of Laoac			2,500,000	2,500,000

1008	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Name of Projects and Facilities	Infrastructure	Medical Equipment	Motor Vehicle	Total
Region III			7,000,000	7,000,000

Bulacan			7,000,000	7,000,000

Municipality of Paombong			2,000,000	2,000,000
Municipality of Angat			2,500,000	2,500,000
Municipality of Pandi			2,500,000	2,500,000

Region IV-A			9,500,000	9,500,000

Batangas			2,500,000	2,500,000

City of Santo Tomas			2,500,000	2,500,000

Laguna			2,500,000	2,500,000

Municipality of Rizal			2,500,000	2,500,000

Cavite			4,500,000	4,500,000

City of Imus			2,000,000	2,000,000
Municipality of Naic			2,500,000	2,500,000

Region V			2,500,000	2,500,000

Masbate			2,500,000	2,500,000

Municipality of Mandaon			2,500,000	2,500,000

Region VI			4,500,000	4,500,000

Antique			2,000,000	2,000,000

Municipality of Libertad			2,000,000	2,000,000

Iloilo			2,500,000	2,500,000

Municipality of Estancia			2,500,000	2,500,000

Region VIII			2,000,000	2,000,000

Biliran			2,000,000	2,000,000

Municipality of Biliran			2,000,000	2,000,000

Region X			2,500,000	2,500,000

Cagayan de Oro			2,500,000	2,500,000

City of Cagayan de Oro			2,500,000	2,500,000

Region XI			2,500,000	2,500,000

Davao del Norte			2,500,000	2,500,000

Island Garden City of Samal			2,500,000	2,500,000

Region XII			5,000,000	5,000,000

South Cotabato			5,000,000	5,000,000

City of Koronadal			2,500,000	2,500,000
Municipality of Lake Sebu			2,500,000	2,500,000

Region XIII			2,000,000	2,000,000

Surigao del Norte			2,000,000	2,000,000

Municipality of Gigaquit			2,000,000	2,000,000

GRAND TOTAL	19,127,325,000	13,277,894,000	2,897,000,000	35,302,219,000

DECEMBER 30, 2024	OFFICIAL GAZETTE
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

SUPPORT TO THE BARANGAY

DEVELOPMENT PROGRAM (SBDP)

FISCAL YEAR 2025

DECEMBER 30, 2024	OFFICIAL GAZETTE	1009
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

FY 2025 LOCAL GOVERNMENT SUPPORT FUND - SUPPORT TO THE BARANGAY DEVELOPMENT PROGRAM (SBDP)

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
1	CAR	Ifugao	Lamut	Bimpal
2	CAR	Ifugao	Lamut	Hapid
3	CAR	Ifugao	Lamut	Nayon
4	CAR	Ifugao	Lamut	Payawan
5	CAR	Ifugao	Lamut	Sanafe
6	CAR	Kalinga	Lubuagan	Mabongtot
7	CAR	Kalinga	Pasil	Bagtayan
8	CAR	Kalinga	Pasil	Balatoc
9	CAR	Kalinga	Pasil	Colayo
10	CAR	Kalinga	Pasil	Galdang
11	CAR	Kalinga	Tabuk City	Bagumbayan
12	CAR	Kalinga	Tanudan	Lower Taloctoc
13	CAR	Kalinga	Tanudan	Upper Taloctoc
14	CAR	Mountain Province	Bontoc	Alab Proper
15	CAR	Mountain Province	Bontoc	Balili
16	CAR	Mountain Province	Bontoc	Bayyo
17	CAR	Mountain Province	Bontoc	Maligcong
18	CAR	Mountain Province	Bontoc	Talubin
19	CAR	Mountain Province	Natonin	Maducayan
20	CAR	Mountain Province	Natonin	Saliok
21	CAR	Mountain Province	Sabangan	Bun-ayan
22	CAR	Mountain Province	Sabangan	Camatagan
23	CAR	Mountain Province	Sabangan	Lagan
24	CAR	Mountain Province	Sabangan	Losad
25	CAR	Mountain Province	Sabangan	Poblacion
26	CAR	Mountain Province	Sabangan	Tambingan
27	CAR	Mountain Province	Sagada	Antadao
28	CAR	Mountain Province	Sagada	Kilong
29	CAR	Mountain Province	Sagada	Tetepan Norte
30	CAR	Mountain Province	Sagada	Tetepan Sur
31	Region I	Ilocos Norte	Badoc	Alay-Nangbabaan
32	Region I	Ilocos Norte	Badoc	Camanga
33	Region I	Ilocos Norte	Badoc	Labut
34	Region I	Ilocos Norte	Badoc	Lubigan
35	Region I	Ilocos Norte	Badoc	Madupayas
36	Region I	Ilocos Norte	Badoc	Nagrebcan
37	Region I	Ilocos Norte	Badoc	Turod
38	Region I	Ilocos Norte	Pinili	Bungro
39	Region I	Ilocos Norte	Pinili	Liliputen

1010	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
40	Region I	Ilocos Norte	Pinili	Lumbaan-Bicbica
41	Region I	Ilocos Norte	Pinili	Pugaoan
42	Region I	Ilocos Norte	Pinili	Sacritan
43	Region I	Ilocos Norte	Pinili	Salanap
44	Region I	Ilocos Norte	Pinili	Santo Tomas
45	Region I	Ilocos Sur	Salcedo	Baybayading
46	Region I	Ilocos Sur	Santa Cruz	Casilagan
47	Region I	Ilocos Sur	Santa Cruz	Sevilla
48	Region I	Ilocos Sur	Sigay	Matallucod
49	Region I	Ilocos Sur	Sigay	San Elias
50	Region I	Ilocos Sur	Sigay	San Ramon
51	Region I	Ilocos Sur	Sigay	Santo Rosario
52	Region I	Ilocos Sur	Sinait	Cabulalaan
53	Region I	Ilocos Sur	Sinait	Nagcullooban
54	Region I	Ilocos Sur	Tagudin	Tampugo
55	Region I	Pangasinan	Dasol	Viga
56	Region I	Pangasinan	Mabini	Barlo
57	Region I	Pangasinan	Mangatarem	Cabaluyan 1st
58	Region II	Cagayan	Allacapan	Capanickian Norte
59	Region II	Cagayan	Allacapan	Utan
60	Region II	Isabela	Benito Soliven	Gomez
61	Region II	Isabela	Jones	Linomot
62	Region II	Isabela	Jones	San Sebastian
63	Region II	Nueva Vizcaya	Alfonso Castañeda	Abuyo
64	Region II	Quirino	Maddela	Manglad
65	Region II	Quirino	Maddela	San Pedro
66	Region II	Quirino	Maddela	Villa Agullana
67	Region III	Aurora	Maria Aurora	Baubo
68	Region III	Aurora	Maria Aurora	Decoliat
69	Region III	Aurora	Maria Aurora	Galintuja
70	Region III	Aurora	Maria Aurora	Ponglo
71	Region III	Aurora	Maria Aurora	San Juan
72	Region III	Aurora	Maria Aurora	Villa Aurora
73	Region III	Bataan	Bagac	San Antonio
74	Region III	Bataan	Hermosa	Pandatung
75	Region III	Bataan	Hermosa	Sumalo
76	Region III	Bataan	Morong	Binaritan
77	Region III	Bulacan	City of San Jose Del Monte	San Isidro
78	Region III	Nueva Ecija	Bongabon	Macabaclay
79	Region III	Nueva Ecija	Bongabon	Olivete
80	Region III	Nueva Ecija	Bongabon	Vega
81	Region III	Nueva Ecija	Lupao	Namulandayan
82	Region III	Pampanga	Porac	Babo Pangulo

DECEMBER 30, 2024	OFFICIAL GAZETTE	1011
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
83	Region III	Pampanga	Porac	Dolores
84	Region III	Pampanga	Porac	Pio
85	Region III	Pampanga	Porac	Planas
86	Region III	Tarlac	Pura	Nilasin 2nd
87	Region III	Tarlac	San Clemente	Casipo
88	Region III	Zambales	Botolan	Mambog
89	Region III	Zambales	Iba	Amungan
90	Region III	Zambales	Iba	Bangantalinga
91	Region III	Zambales	Iba	Santa Barbara
92	Region III	Zambales	Palauig	Liozon
93	Region III	Zambales	Palauig	Lipay
94	Region III	Zambales	San Marcelino	San Rafael
95	Region III	Zambales	Santa Cruz	Tabalong
96	Region IV-A	Quezon	Atimonan	Villa Ilaya
97	Region IV-A	Quezon	Buenavista	De La Paz
98	Region IV-A	Quezon	Buenavista	Del Rosario
99	Region IV-A	Quezon	Buenavista	Mabini
100	Region IV-A	Quezon	Buenavista	San Diego
101	Region IV-A	Quezon	Buenavista	San Pedro
102	Region IV-A	Quezon	Calauag	Ipil
103	Region IV-A	Quezon	Calauag	Pinagsakahan
104	Region IV-A	Quezon	Candelaria	Pahinga Norte
105	Region IV-A	Quezon	Catanauan	Anusan
106	Region IV-A	Quezon	General Luna	San Ignacio Ibaba
107	Region IV-A	Quezon	General Luna	San Ignacio Ilaya
108	Region IV-A	Quezon	General Nakar	Pisa
109	Region IV-A	Quezon	Mauban	San Jose
110	Region IV-A	Quezon	Mauban	Santo Niño
111	Region IV-A	Quezon	Mulanay	Ajos
112	Region IV-A	Quezon	Mulanay	San Pedro
113	Region IV-A	Quezon	Real	Malapad
114	Region IV-A	Quezon	Real	Masikap
115	Region IV-A	Quezon	Real	Maunlad
116	Region IV-A	Quezon	Real	Pandan
117	Region IV-A	Quezon	San Andres	Talisay
118	Region IV-A	Quezon	San Francisco	Ibabang Tayuman
119	Region IV-A	Quezon	San Francisco	Ilayang Tayuman
120	Region IV-A	Quezon	Tagkawayan	Kinatakutan
121	Region IV-A	Quezon	Tagkawayan	San Diego
122	Region IV-A	Quezon	Tagkawayan	San Isidro
123	Region IV-A	Quezon	Tagkawayan	Santa Monica
124	Region IV-B	Occidental Mindoro	Abra De Ilog	Lumangbayan
125	Region IV-B	Occidental Mindoro	Abra De Ilog	Tibag

1012	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
126	Region IV-B	Occidental Mindoro	Magsaysay	Sibalat
127	Region IV-B	Occidental Mindoro	Paluan	Alipaoy
128	Region IV-B	Occidental Mindoro	Paluan	Tubili
129	Region IV-B	Occidental Mindoro	San Jose	Labangan Poblacion
130	Region IV-B	Occidental Mindoro	San Jose	Magbay
131	Region IV-B	Oriental Mindoro	Baco	Bayanan
132	Region IV-B	Oriental Mindoro	Baco	Mangangan I
133	Region IV-B	Oriental Mindoro	Calapan City	Bulusan
134	Region IV-B	Oriental Mindoro	Calapan City	Canubing II
135	Region IV-B	Oriental Mindoro	Calapan City	Parang
136	Region IV-B	Oriental Mindoro	Puerto Galera	Baclayan
137	Region IV-B	Oriental Mindoro	Puerto Galera	Poblacion
138	Region IV-B	Oriental Mindoro	Puerto Galera	Santo Niño
139	Region IV-B	Oriental Mindoro	Puerto Galera	Villaflor
140	Region IV-B	Oriental Mindoro	San Teodoro	Ilag
141	Region IV-B	Oriental Mindoro	San Teodoro	Poblacion
142	Region IV-B	Palawan	Bataraza	Ocayan
143	Region IV-B	Palawan	Bataraza	Sandoval
144	Region IV-B	Palawan	Coron	Decalachao
145	Region IV-B	Palawan	Coron	Guadalupe
146	Region IV-B	Palawan	Coron	San Nicolas
147	Region IV-B	Palawan	Coron	Tagumpay
148	Region IV-B	Palawan	Dumaran	Culasian
149	Region IV-B	Palawan	Dumaran	Santa Teresita
150	Region IV-B	Palawan	Quezon	Berong
151	Region IV-B	Palawan	Quezon	Isugod
152	Region IV-B	Palawan	Quezon	Sowangan
153	Region IV-B	Palawan	Roxas	Nicanor Zabala
154	Region IV-B	Palawan	Roxas	Tumarbong
155	Region IV-B	Palawan	San Vicente	Binga
156	Region IV-B	Palawan	San Vicente	New Agutaya
157	Region IV-B	Palawan	San Vicente	New Canipo
158	Region IV-B	Palawan	San Vicente	Port Barton
159	Region IV-B	Palawan	San Vicente	San Isidro
160	Region IV-B	Palawan	Taytay	Bantulan
161	Region IV-B	Palawan	Taytay	Liminangcong
162	Region IV-B	Palawan	Taytay	Pamantolon
163	Region IV-B	Palawan	Taytay	Pancol
164	Region IV-B	Palawan	Taytay	Poblacion
165	Region IV-B	Palawan	Taytay	San Jose
166	Region V	Camarines Sur	Del Gallego	San Pablo
167	Region V	Camarines Sur	Del Gallego	Tabion
168	Region V	Catanduanes	Gigmoto	Biong

DECEMBER 30, 2024	OFFICIAL GAZETTE	1013
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
169	Region V	Catanduanes	Gigmoto	San Pedro
170	Region V	Masbate	Baleno	Poblacion
171	Region V	Masbate	Dimasalang	Gaid
172	Region V	Masbate	Masbate City	Bantigue
173	Region V	Masbate	Masbate City	Bayombon
174	Region V	Masbate	Milagros	Matiporon
175	Region V	Masbate	Milagros	Moises R. Espinosa
176	Region V	Masbate	Mobo	Lalaguna
177	Region V	Masbate	Mobo	Marintoc
178	Region V	Masbate	Uson	Dapdap
179	Region V	Masbate	Uson	Panicijan
180	Region V	Masbate	Uson	Sawang
181	Region V	Sorsogon	Casiguran	Trece Martires
182	Region V	Sorsogon	Donsol	San Isidro
183	Region V	Sorsogon	Pilar	Catamlangan
184	Region V	Sorsogon	Pilar	Lourdes
185	Region V	Sorsogon	Pilar	Pinagsalog
186	Region VI	Antique	San Remigio	Alegria
187	Region VI	Antique	San Remigio	Aningalan
188	Region VI	Antique	Sibalom	Cabanbanan
189	Region VI	Antique	Sibalom	Igparas
190	Region VI	Antique	Sibalom	Luyang
191	Region VI	Antique	Sibalom	Panlagangan
192	Region VI	Antique	Sibalom	Tabongtabong
193	Region VI	Antique	Sibalom	Tig-Ohot
194	Region VI	Antique	Sibalom	Tulatula
195	Region VI	Capiz	Cuartero	Lunayan
196	Region VI	Capiz	Dumalag	San Agustin
197	Region VI	Capiz	Dumarao	Astorga
198	Region VI	Capiz	Dumarao	Lawaan
199	Region VI	Capiz	Dumarao	Nagsulang
200	Region VI	Capiz	Dumarao	Sibariwan
201	Region VI	Capiz	Ma-ayon	East Villaflores
202	Region VI	Capiz	Ma-ayon	West Villaflores
203	Region VI	Capiz	Tapaz	Bag-Ong Barrio
204	Region VI	Capiz	Tapaz	Candelaria
205	Region VI	Capiz	Tapaz	Carida
206	Region VI	Capiz	Tapaz	Cristina
207	Region VI	Capiz	Tapaz	Da-an Banwa
208	Region VI	Capiz	Tapaz	Initan
209	Region VI	Capiz	Tapaz	Maliao
210	Region VI	Capiz	Tapaz	Salong
211	Region VI	Capiz	Tapaz	San Antonio

1014	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
212	Region VI	Capiz	Tapaz	San Miguel Ilawod
213	Region VI	Capiz	Tapaz	San Miguel Ilaya
214	Region VI	Capiz	Tapaz	San Nicolas
215	Region VI	Capiz	Tapaz	Santa Petronila
216	Region VI	Capiz	Tapaz	Taft
217	Region VI	Capiz	Tapaz	Taslan
218	Region VI	Iloilo	Alimodian	Ingwan
219	Region VI	Iloilo	Alimodian	Lico
220	Region VI	Iloilo	Alimodian	Luan-Luan
221	Region VI	Iloilo	Bingawan	Malitbog Ilawod
222	Region VI	Iloilo	Bingawan	Tapacon
223	Region VI	Iloilo	Calinog	Baje San Julian
224	Region VI	Iloilo	Calinog	Balaticon
225	Region VI	Iloilo	Calinog	Carvasana
226	Region VI	Iloilo	Calinog	Datagan
227	Region VI	Iloilo	Calinog	Manaripay
228	Region VI	Iloilo	Calinog	Maspasan
229	Region VI	Iloilo	Calinog	Nalbugan
230	Region VI	Iloilo	Calinog	Ulayan
231	Region VI	Iloilo	Igbaras	Amorogtong
232	Region VI	Iloilo	Igbaras	Bagacay
233	Region VI	Iloilo	Igbaras	Buga
234	Region VI	Iloilo	Lemery	Alcantara
235	Region VI	Iloilo	Leon	Ayabang
236	Region VI	Iloilo	Leon	Tagsing
237	Region VI	Iloilo	Leon	Ticuan
238	Region VI	Negros Occidental	Binalbagan	Bagroy
239	Region VI	Negros Occidental	Binalbagan	Canmoros
240	Region VI	Negros Occidental	Binalbagan	Enclaro
241	Region VI	Negros Occidental	Binalbagan	Paglaum
242	Region VI	Negros Occidental	Calatrava	Lalong
243	Region VI	Negros Occidental	Candoni	Caningay
244	Region VI	Negros Occidental	Cauayan	Lumbia
245	Region VI	Negros Occidental	Enrique B. Magalona	Alicante
246	Region VI	Negros Occidental	Enrique B. Magalona	Batea
247	Region VI	Negros Occidental	Hinigaran	Camba-og
248	Region VI	Negros Occidental	Hinigaran	Gargato
249	Region VI	Negros Occidental	Hinigaran	Nanunga
250	Region VI	Negros Occidental	Hinoba-an	Alim
251	Region VI	Negros Occidental	Hinoba-an	Bacuyangan
252	Region VI	Negros Occidental	Hinoba-an	Talacagay
253	Region VI	Negros Occidental	Isabela	Cansalongon
254	Region VI	Negros Occidental	Isabela	Guintubhan

DECEMBER 30, 2024	OFFICIAL GAZETTE	1015
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
255	Region VI	Negros Occidental	Isabela	Limalima
256	Region VI	Negros Occidental	Isabela	Rumirang
257	Region VI	Negros Occidental	La Carlota City	La Granja
258	Region VI	Negros Occidental	Moises Padilla	Barangay 7
259	Region VI	Negros Occidental	Moises Padilla	Crossing Magallon
260	Region VI	Negros Occidental	Murcia	Alegria
261	Region VI	Negros Occidental	Murcia	Minoyan
262	Region VI	Negros Occidental	Murcia	Santa Rosa
263	Region VI	Negros Occidental	Sagay City	Bulanon
264	Region VI	Negros Occidental	Sagay City	Colonia Divina
265	Region VI	Negros Occidental	Sagay City	Rafaela Barrera
266	Region VI	Negros Occidental	Salvador Benedicto	Pandanon
267	Region VI	Negros Occidental	Salvador Benedicto	Pinowayan
268	Region VI	Negros Occidental	San Carlos City	Prosperidad
269	Region VI	Negros Occidental	San Carlos City	Rizal
270	Region VI	Negros Occidental	Silay City	Bagtic
271	Region VI	Negros Occidental	Silay City	Eustaquio Lopez
272	Region VI	Negros Occidental	Silay City	Guimbala-on
273	Region VI	Negros Occidental	Sipalay City	Cayhagan
274	Region VI	Negros Occidental	Talisay City	Katilingban
275	Region VI	Negros Occidental	Talisay City	San Fernando
276	Region VI	Negros Occidental	Valladolid	Bagumbayan
277	Region VI	Negros Occidental	Valladolid	Bayabas
278	Region VI	Negros Occidental	Valladolid	Pacol
279	Region VI	Negros Occidental	Valladolid	Palaka
280	Region VI	Negros Occidental	Valladolid	Paloma
281	Region VII	Negros Oriental	Bacong	Doldol
282	Region VII	Negros Oriental	Bacong	Sacsac
283	Region VII	Negros Oriental	Bacong	Sulodpan
284	Region VII	Negros Oriental	Basay	Maglinao
285	Region VII	Negros Oriental	Basay	Nagbo-alao
286	Region VII	Negros Oriental	Basay	Poblacion
287	Region VII	Negros Oriental	Bayawan City	Ali-is
288	Region VII	Negros Oriental	Bayawan City	Nangka
289	Region VII	Negros Oriental	Bayawan City	Narra
290	Region VII	Negros Oriental	Dauin	Apo Island
291	Region VII	Negros Oriental	Dauin	Lipayo
292	Region VII	Negros Oriental	Dauin	Mag-aso
293	Region VII	Negros Oriental	Dumaguete City	Bagacay
294	Region VII	Negros Oriental	Dumaguete City	Batinguel
295	Region VII	Negros Oriental	Dumaguete City	Mangnao-Canal
296	Region VII	Negros Oriental	Mabinay	Canggohob
297	Region VII	Negros Oriental	Mabinay	Dahile

1016	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
298	Region VII	Negros Oriental	Mabinay	Hagtu
299	Region VII	Negros Oriental	Mabinay	Inapoy
300	Region VII	Negros Oriental	Mabinay	Mayaposi
301	Region VII	Negros Oriental	Mabinay	Old Namangka
302	Region VII	Negros Oriental	Mabinay	Tara
303	Region VII	Negros Oriental	Manjuyod	Kauswagan
304	Region VII	Negros Oriental	Santa Catalina	Buenavista
305	Region VII	Negros Oriental	Valencia	Bong-ao
306	Region VII	Negros Oriental	Valencia	Caidiocan
307	Region VII	Negros Oriental	Valencia	Calayugan
308	Region VII	Negros Oriental	Vallehermoso	Maglahos
309	Region VIII	Eastern Samar	Arteche	Aguinaldo
310	Region VIII	Eastern Samar	Arteche	Bato
311	Region VIII	Eastern Samar	Arteche	Catumsan
312	Region VIII	Eastern Samar	Arteche	Tangbo
313	Region VIII	Eastern Samar	Dolores	Osmeña
314	Region VIII	Eastern Samar	General Macarthur	Camcuevas
315	Region VIII	Eastern Samar	General Macarthur	Santa Fe
316	Region VIII	Eastern Samar	Llorente	Canliwag
317	Region VIII	Eastern Samar	Llorente	Naubay
318	Region VIII	Eastern Samar	Llorente	Piliw
319	Region VIII	Eastern Samar	Llorente	San Jose
320	Region VIII	Eastern Samar	Llorente	So-ong
321	Region VIII	Eastern Samar	Maydolong	Camada
322	Region VIII	Eastern Samar	Maydolong	Lapgap
323	Region VIII	Eastern Samar	Maydolong	Maybocog
324	Region VIII	Leyte	Albuera	Antipolo
325	Region VIII	Leyte	Albuera	Benolho
326	Region VIII	Leyte	Albuera	Doña Maria
327	Region VIII	Leyte	Albuera	Mahayag
328	Region VIII	Leyte	Albuera	Mahayahay
329	Region VIII	Leyte	Albuera	San Pedro
330	Region VIII	Leyte	Albuera	Seguinon
331	Region VIII	Leyte	Albuera	Tinag-an
332	Region VIII	Leyte	Barugo	Abango
333	Region VIII	Leyte	Baybay City	Caridad
334	Region VIII	Leyte	Baybay City	Hilapnitan
335	Region VIII	Leyte	Baybay City	Kansungka
336	Region VIII	Leyte	Baybay City	Maybog
337	Region VIII	Leyte	Baybay City	Patag
338	Region VIII	Leyte	Baybay City	Villa Mag-aso
339	Region VIII	Leyte	Burauen	Dina-ayan
340	Region VIII	Leyte	Burauen	Kagbana

DECEMBER 30, 2024	OFFICIAL GAZETTE	1017
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
341	Region VIII	Leyte	Burauen	Logsongan
342	Region VIII	Leyte	Burauen	Mahagnao
343	Region VIII	Leyte	Burauen	Villa Patria
344	Region VIII	Leyte	Capoocan	Balucanad
345	Region VIII	Leyte	Capoocan	Cabul-an
346	Region VIII	Leyte	Capoocan	Manloy
347	Region VIII	Leyte	Carigara	Bagong Lipunan
348	Region VIII	Leyte	Carigara	Barugohay Sur
349	Region VIII	Leyte	Carigara	Caghalo
350	Region VIII	Leyte	Carigara	Cogon
351	Region VIII	Leyte	Carigara	Lower Sogod
352	Region VIII	Leyte	Carigara	Manloy
353	Region VIII	Leyte	Carigara	Pangna
354	Region VIII	Leyte	Carigara	Rizal
355	Region VIII	Leyte	Carigara	Upper Hiraan
356	Region VIII	Leyte	Carigara	Uyawan
357	Region VIII	Leyte	Jaro	Burabod
358	Region VIII	Leyte	Jaro	Daro
359	Region VIII	Leyte	Jaro	Likod
360	Region VIII	Leyte	Jaro	Mag-aso
361	Region VIII	Leyte	La Paz	Bagacay East
362	Region VIII	Leyte	La Paz	Bagacay West
363	Region VIII	Leyte	La Paz	Bocawon
364	Region VIII	Leyte	La Paz	Caabangan
365	Region VIII	Leyte	La Paz	Calabnian
366	Region VIII	Leyte	La Paz	Cogon
367	Region VIII	Leyte	La Paz	Gimiranat East
368	Region VIII	Leyte	La Paz	Luneta
369	Region VIII	Leyte	La Paz	Mag-aso
370	Region VIII	Leyte	La Paz	Piliway
371	Region VIII	Leyte	La Paz	San Victoray
372	Region VIII	Leyte	La Paz	Santa Ana
373	Region VIII	Leyte	La Paz	Santa Elena
374	Region VIII	Leyte	Macarthur	Burabod
375	Region VIII	Leyte	Macarthur	Kiling
376	Region VIII	Leyte	Macarthur	Lanawan
377	Region VIII	Leyte	Macarthur	Liwayway
378	Region VIII	Leyte	Macarthur	Maya
379	Region VIII	Leyte	Macarthur	Pongon
380	Region VIII	Leyte	Macarthur	Salvacion
381	Region VIII	Leyte	Macarthur	San Antonio
382	Region VIII	Leyte	Macarthur	Santa Isabel
383	Region VIII	Leyte	Macarthur	Villa Imelda

1018	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
384	Region VIII	Leyte	Mayorga	A. Bonifacio
385	Region VIII	Leyte	Mayorga	Burgos
386	Region VIII	Leyte	Mayorga	General Antonio Luna
387	Region VIII	Leyte	Mayorga	Liberty
388	Region VIII	Leyte	Mayorga	San Roque
389	Region VIII	Leyte	Mayorga	Union
390	Region VIII	Leyte	Ormoc City	Borok
391	Region VIII	Leyte	Ormoc City	Hugpa
392	Region VIII	Leyte	Ormoc City	Liberty
393	Region VIII	Leyte	Ormoc City	Patag
394	Region VIII	Leyte	Ormoc City	Quezon, Jr.
395	Region VIII	Northern Samar	Gamay	Cagamutan del Sur
396	Region VIII	Northern Samar	Laoang	La Perla
397	Region VIII	Northern Samar	Las Navas	Lumala-og
398	Region VIII	Northern Samar	Mapanas	Manaybanay
399	Region VIII	Northern Samar	Pambujan	Cababto-an
400	Region VIII	Northern Samar	Silvino Lobos	Balud
401	Region VIII	Northern Samar	Silvino Lobos	Cabunga-an
402	Region VIII	Northern Samar	Silvino Lobos	Genagasan
403	Region VIII	Northern Samar	Silvino Lobos	Victory
404	Region VIII	Northern Samar	Victoria	Acedillo
405	Region VIII	Northern Samar	Victoria	Libertad
406	Region VIII	Samar	Calbiga	Hubasan
407	Region VIII	Samar	Daram	Birawan
408	Region VIII	Samar	Daram	Cagboboto
409	Region VIII	Samar	Daram	Pondang
410	Region VIII	Samar	Gandara	Buao
411	Region VIII	Samar	Gandara	Caranas
412	Region VIII	Samar	Gandara	Hinayagan
413	Region VIII	Samar	Gandara	San Antonio
414	Region VIII	Samar	Gandara	Santa Elena
415	Region VIII	Samar	Paranas	Tula
416	Region VIII	Samar	Pinabacdao	Parasanon
417	Region VIII	Samar	San Jose De Buan	Barangay 1
418	Region VIII	Samar	San Jose De Buan	Barangay 2
419	Region VIII	Samar	Santa Margarita	Bana-ao
420	Region VIII	Samar	Santa Margarita	Inoraguiao
421	Region VIII	Samar	Santa Margarita	Nabulo
422	Region VIII	Samar	Santa Margarita	Napuro
423	Region VIII	Samar	Santa Margarita	Napuro II
424	Region VIII	Samar	Santa Rita	Pagsulhogon
425	Region VIII	Samar	Talalora	San Juan
426	Region VIII	Samar	Villareal	Mahayag

DECEMBER 30, 2024	OFFICIAL GAZETTE	1019
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
427	Region VIII	Samar	Villareal	Pangpang
428	Region VIII	Samar	Villareal	Santa Rosa
429	Region VIII	Samar	Villareal	Villarosa Pob.
430	Region X	Bukidnon	Malaybalay City	Caburacanan
431	Region X	Bukidnon	Malaybalay City	Managok
432	Region X	Bukidnon	Malaybalay City	San Martin
433	Region X	Bukidnon	Malaybalay City	Simaya
434	Region X	Bukidnon	Manolo Fortich	Dahilayan
435	Region X	Bukidnon	Manolo Fortich	Dalirig
436	Region X	Bukidnon	Manolo Fortich	Maluko
437	Region X	Bukidnon	Manolo Fortich	Santiago
438	Region X	Bukidnon	Pangantucan	Madaya
439	Region X	Bukidnon	Pangantucan	Portulin
440	Region X	Bukidnon	Sumilao	Kisolon
441	Region X	Bukidnon	Sumilao	San Vicente
442	Region X	Bukidnon	Talakag	Sagaran
443	Region X	Misamis Occidental	Aloran	Balintonga
444	Region X	Misamis Occidental	Aloran	Sinampongan
445	Region X	Misamis Occidental	Tangub City	Kimat
446	Region X	Misamis Oriental	Balingasag	Balagnan
447	Region X	Misamis Oriental	Balingasag	Dumarait
448	Region X	Misamis Oriental	Balingasag	Rosario
449	Region X	Misamis Oriental	Balingasag	San Francisco
450	Region X	Misamis Oriental	Gingoog City	Dinawehan
451	Region X	Misamis Oriental	Gingoog City	Kianlagan
452	Region X	Misamis Oriental	Gingoog City	Kibuging
453	Region X	Misamis Oriental	Gingoog City	Lawit
454	Region X	Misamis Oriental	Gingoog City	Libon
455	Region X	Misamis Oriental	Gingoog City	Malibud
456	Region X	Misamis Oriental	Gingoog City	Mimbalagon
457	Region X	Misamis Oriental	Gingoog City	Ricoro
458	Region X	Misamis Oriental	Gingoog City	Sangalan
459	Region X	Misamis Oriental	Gingoog City	Tinulongan
460	Region X	Misamis Oriental	Lagonglong	Dampil
461	Region X	Misamis Oriental	Lagonglong	Kabulawan
462	Region X	Misamis Oriental	Lagonglong	Lumbo
463	Region X	Misamis Oriental	Magsaysay	Cabantian
464	Region X	Misamis Oriental	Magsaysay	Cabubuhan
465	Region X	Misamis Oriental	Magsaysay	Kauswagan
466	Region X	Misamis Oriental	Magsaysay	Tulang
467	Region XI	Davao de Oro	Maco	Kinuban
468	Region XI	Davao de Oro	Maco	Pangi
469	Region XI	Davao de Oro	Maco	Taglawig

1020	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
470	Region XI	Davao del Norte	Braulio E. Dujali	Cabayangan
471	Region XI	Davao del Norte	Braulio E. Dujali	Dujali
472	Region XI	Davao del Norte	Braulio E. Dujali	Magupising
473	Region XI	Davao del Norte	Braulio E. Dujali	New Casay
474	Region XI	Davao del Norte	Braulio E. Dujali	Tanglaw
475	Region XI	Davao del Norte	Carmen	Alejal
476	Region XI	Davao del Norte	Carmen	Anibongan
477	Region XI	Davao del Norte	Carmen	Asuncion
478	Region XI	Davao del Norte	Carmen	Cebulano
479	Region XI	Davao del Norte	Carmen	Guadalupe
480	Region XI	Davao del Norte	Carmen	Ising
481	Region XI	Davao del Norte	Carmen	La Paz
482	Region XI	Davao del Norte	Carmen	Mabaus
483	Region XI	Davao del Norte	Carmen	Magsaysay
484	Region XI	Davao del Norte	Carmen	Mangalcal
485	Region XI	Davao del Norte	Carmen	Minda
486	Region XI	Davao del Norte	Carmen	New Camiling
487	Region XI	Davao del Norte	Carmen	Salvacion
488	Region XI	Davao del Norte	Carmen	San Isidro
489	Region XI	Davao del Norte	Carmen	Santo Niño
490	Region XI	Davao del Norte	Carmen	Taba
491	Region XI	Davao del Norte	Carmen	Tubod
492	Region XI	Davao del Norte	Carmen	Tuganay
493	Region XI	Davao del Norte	Kapalong	Florida
494	Region XI	Davao del Norte	Kapalong	Maniki
495	Region XI	Davao del Norte	Kapalong	Sua-on
496	Region XI	Davao del Norte	New Corella	Del Pilar
497	Region XI	Davao del Norte	New Corella	Limba-an
498	Region XI	Davao del Norte	New Corella	Macgum
499	Region XI	Davao del Norte	New Corella	Mesaoy
500	Region XI	Davao del Norte	New Corella	New Bohol
501	Region XI	Davao del Norte	New Corella	New Sambog
502	Region XI	Davao del Norte	New Corella	Poblacion
503	Region XI	Davao del Norte	New Corella	San Roque
504	Region XI	Davao del Norte	New Corella	Santa Cruz
505	Region XI	Davao del Norte	New Corella	Santo Niño
506	Region XI	Davao del Norte	San Isidro	Dacudao
507	Region XI	Davao del Norte	San Isidro	Datu Balong
508	Region XI	Davao del Norte	San Isidro	Kipalili
509	Region XI	Davao del Norte	San Isidro	Libuton
510	Region XI	Davao del Norte	San Isidro	Linao
511	Region XI	Davao del Norte	San Isidro	Mamangan
512	Region XI	Davao del Norte	San Isidro	Monte Dujali

DECEMBER 30, 2024	OFFICIAL GAZETTE	1021
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
513	Region XI	Davao del Norte	San Isidro	Pinamuno
514	Region XI	Davao del Norte	San Isidro	Sabangan
515	Region XI	Davao del Norte	San Isidro	San Miguel
516	Region XI	Davao del Norte	San Isidro	Santo Niño
517	Region XI	Davao del Norte	San Isidro	Sawata
518	Region XI	Davao del Norte	Santo Tomas	Casig-Ang
519	Region XI	Davao del Norte	Santo Tomas	Esperanza
520	Region XI	Davao del Norte	Santo Tomas	Kimamon
521	Region XI	Davao del Norte	Santo Tomas	Kinamayan
522	Region XI	Davao del Norte	Santo Tomas	La Libertad
523	Region XI	Davao del Norte	Santo Tomas	Lungaog
524	Region XI	Davao del Norte	Santo Tomas	New Katipunan
525	Region XI	Davao del Norte	Santo Tomas	Pantaron
526	Region XI	Davao del Norte	Santo Tomas	Salvacion
527	Region XI	Davao del Norte	Santo Tomas	San Miguel
528	Region XI	Davao del Norte	Santo Tomas	San Vicente
529	Region XI	Davao del Norte	Santo Tomas	Talomo
530	Region XI	Davao del Norte	Santo Tomas	Tibal-og
531	Region XI	Davao del Norte	Tagum City	Magdum
532	Region XI	Davao del Norte	Tagum City	New Balamban
533	Region XI	Davao del Norte	Tagum City	Pandapan
534	Region XI	Davao del Sur	Bansalan	Alta Vista
535	Region XI	Davao del Sur	Bansalan	Anonang
536	Region XI	Davao del Sur	Bansalan	Bitaug
537	Region XI	Davao del Sur	Bansalan	Linawan
538	Region XI	Davao del Sur	Digos City	Binaton
539	Region XI	Davao del Sur	Digos City	Colorado
540	Region XI	Davao del Sur	Digos City	Igpit
541	Region XI	Davao del Sur	Digos City	Ruparan
542	Region XI	Davao del Sur	Kiblawan	Bulol-Salo
543	Region XI	Davao del Sur	Kiblawan	Tacul
544	Region XI	Davao del Sur	Magsaysay	Kanapulo
545	Region XI	Davao del Sur	Magsaysay	New Opon
546	Region XI	Davao del Sur	Magsaysay	Tacul
547	Region XI	Davao Oriental	Caraga	Alvar
548	Region XI	Davao Oriental	Caraga	Caningag
549	Region XI	Davao Oriental	Caraga	Don Leon Balante
550	Region XI	Davao Oriental	Caraga	Lamiawan
551	Region XI	Davao Oriental	Caraga	Manorigao
552	Region XI	Davao Oriental	Caraga	Mercedes
553	Region XI	Davao Oriental	Caraga	Palma Gil
554	Region XI	Davao Oriental	Caraga	Poblacion
555	Region XI	Davao Oriental	Caraga	San Antonio

1022	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
556	Region XI	Davao Oriental	Caraga	San Jose
557	Region XI	Davao Oriental	Caraga	San Luis
558	Region XI	Davao Oriental	Caraga	San Miguel
559	Region XI	Davao Oriental	Caraga	San Pedro
560	Region XI	Davao Oriental	Caraga	Santa Fe
561	Region XI	Davao Oriental	Caraga	Santiago
562	Region XII	Sarangani	Kiamba	Badtasan
563	Region XII	Sarangani	Kiamba	Kapate
564	Region XII	Sarangani	Kiamba	Katubao
565	Region XII	Sarangani	Kiamba	Lomuyon
566	Region XII	Sarangani	Kiamba	Maligang
567	Region XII	Sarangani	Kiamba	Salakit
568	Region XII	Sarangani	Kiamba	Tambilil
569	Region XII	Sarangani	Maasim	Colon
570	Region XII	Sarangani	Maasim	Daliao
571	Region XII	Sarangani	Maasim	Kanalo
572	Region XII	Sarangani	Maasim	Lumatil
573	Region XII	Sarangani	Maasim	Poblacion
574	Region XII	Sarangani	Maasim	Tinoto
575	Region XII	Sarangani	Maitum	Kalaneg
576	Region XII	Sarangani	Maitum	Kalaong
577	Region XII	Sarangani	Maitum	Kiambing
578	Region XII	Sarangani	Maitum	Kiayap
579	Region XII	Sarangani	Maitum	Mabay
580	Region XII	Sarangani	Maitum	Maguling
581	Region XII	Sarangani	Maitum	Malalag
582	Region XII	Sarangani	Maitum	Mindupok
583	Region XII	Sarangani	Maitum	New La Union
584	Region XII	Sarangani	Maitum	Old Poblacion
585	Region XII	Sarangani	Maitum	Pangi
586	Region XII	Sarangani	Maitum	Pinol
587	Region XII	Sarangani	Maitum	Sison
588	Region XII	Sarangani	Maitum	Ticulab
589	Region XII	Sarangani	Maitum	Tuanadatu
590	Region XII	Sarangani	Maitum	Upo
591	Region XII	Sarangani	Maitum	Wali
592	Region XII	South Cotabato	T’boli	Afus
593	Region XII	South Cotabato	T’boli	Datal Bob
594	Region XII	South Cotabato	T’boli	Desawo
595	Region XII	South Cotabato	T’boli	Edwards
596	Region XII	South Cotabato	T’boli	Lambangan
597	Region XII	South Cotabato	T’boli	Lambuling
598	Region XII	South Cotabato	T’boli	Lamhako

DECEMBER 30, 2024	OFFICIAL GAZETTE	1023
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
599	Region XII	South Cotabato	T’boli	Lamsalome
600	Region XII	South Cotabato	T’boli	Lemsnolon
601	Region XII	South Cotabato	T’boli	Malugong
602	Region XII	South Cotabato	T’boli	New Dumangas
603	Region XII	South Cotabato	T’boli	Poblacion
604	Region XII	South Cotabato	T’boli	Salacafe
605	Region XII	South Cotabato	T’boli	Sinolon
606	Region XII	South Cotabato	T’boli	T’bolok
607	Region XII	South Cotabato	T’boli	Talcon
608	Region XII	South Cotabato	T’boli	Talufo
609	Region XIII	Agusan del Norte	Buenavista	Alubijid
610	Region XIII	Agusan del Norte	Buenavista	Talo-ao
611	Region XIII	Agusan del Norte	Cabadbaran City	Calamba
612	Region XIII	Agusan del Norte	Cabadbaran City	Concepcion
613	Region XIII	Agusan del Norte	Cabadbaran City	Sanghan
614	Region XIII	Agusan del Norte	Jabonga	San Jose
615	Region XIII	Agusan del Norte	Jabonga	San Vicente
616	Region XIII	Agusan del Norte	Santiago	Poblacion I
617	Region XIII	Agusan del Sur	Bayugan City	Magkiangkang
618	Region XIII	Agusan del Sur	Bunawan	Consuelo
619	Region XIII	Agusan del Sur	Bunawan	Mambalili
620	Region XIII	Agusan del Sur	Bunawan	San Andres
621	Region XIII	Agusan del Sur	Bunawan	San Marcos
622	Region XIII	Agusan del Sur	La Paz	Valentina
623	Region XIII	Agusan del Sur	Rosario	Cabawan
624	Region XIII	Agusan del Sur	Rosario	Libuac
625	Region XIII	Agusan del Sur	Rosario	Novele
626	Region XIII	Agusan del Sur	Rosario	Tagbayagan
627	Region XIII	Agusan del Sur	San Luis	Culi
628	Region XIII	Agusan del Sur	San Luis	Dimasalang
629	Region XIII	Agusan del Sur	San Luis	Don Pedro
630	Region XIII	Agusan del Sur	San Luis	Doña Flavia
631	Region XIII	Agusan del Sur	San Luis	Doña Maxima
632	Region XIII	Agusan del Sur	San Luis	Mahapag
633	Region XIII	Agusan del Sur	Talacogon	Batucan
634	Region XIII	Agusan del Sur	Talacogon	Causwagan
635	Region XIII	Agusan del Sur	Talacogon	Labnig
636	Region XIII	Agusan del Sur	Talacogon	Maharlika
637	Region XIII	Butuan City	Butuan City	De Oro
638	Region XIII	Butuan City	Butuan City	Tagabaca
639	Region XIII	Surigao del Norte	Alegria	Anahaw
640	Region XIII	Surigao del Norte	Alegria	Gamuton
641	Region XIII	Surigao del Norte	Alegria	Julio Ouano

1024	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
642	Region XIII	Surigao del Norte	Alegria	Poblacion
643	Region XIII	Surigao del Norte	Bacuag	Cabugao
644	Region XIII	Surigao del Norte	Bacuag	Poblacion
645	Region XIII	Surigao del Norte	Claver	Cagdianao
646	Region XIII	Surigao del Norte	Claver	Lapinigan
647	Region XIII	Surigao del Norte	Claver	Magallanes
648	Region XIII	Surigao del Norte	Claver	Tayaga
649	Region XIII	Surigao del Norte	Gigaquit	Anibongan
650	Region XIII	Surigao del Norte	Gigaquit	Ipil
651	Region XIII	Surigao del Norte	Gigaquit	Sico-Sico
652	Region XIII	Surigao del Norte	Gigaquit	Villaflor
653	Region XIII	Surigao del Norte	Gigaquit	Villafranca
654	Region XIII	Surigao del Norte	Mainit	Binga
655	Region XIII	Surigao del Norte	Mainit	Marayag
656	Region XIII	Surigao del Norte	Mainit	Matin-ao
657	Region XIII	Surigao del Norte	Mainit	Paco
658	Region XIII	Surigao del Norte	Mainit	Roxas
659	Region XIII	Surigao del Norte	Mainit	San Isidro
660	Region XIII	Surigao del Norte	Mainit	Silop
661	Region XIII	Surigao del Norte	Malimono	San Isidro
662	Region XIII	Surigao del Norte	Placer	Anislagan
663	Region XIII	Surigao del Norte	Placer	Bad-as
664	Region XIII	Surigao del Norte	Placer	Boyongan
665	Region XIII	Surigao del Norte	Placer	Bugas-bugas
666	Region XIII	Surigao del Norte	Placer	Panhutongan
667	Region XIII	Surigao del Norte	Placer	San Isidro
668	Region XIII	Surigao del Norte	Placer	Santa Cruz
669	Region XIII	Surigao del Norte	Tubod	Capayahan
670	Region XIII	Surigao del Norte	Tubod	Del Rosario
671	Region XIII	Surigao del Norte	Tubod	Marga
672	Region XIII	Surigao del Sur	Barobo	Bahi
673	Region XIII	Surigao del Sur	Barobo	Cabacungan
674	Region XIII	Surigao del Sur	Barobo	Cambagang
675	Region XIII	Surigao del Sur	Barobo	Causwagan
676	Region XIII	Surigao del Sur	Barobo	Dapdap
677	Region XIII	Surigao del Sur	Barobo	Dughan
678	Region XIII	Surigao del Sur	Barobo	Gamut
679	Region XIII	Surigao del Sur	Barobo	Javier
680	Region XIII	Surigao del Sur	Barobo	Kinayan
681	Region XIII	Surigao del Sur	Barobo	Mamis
682	Region XIII	Surigao del Sur	Barobo	Poblacion
683	Region XIII	Surigao del Sur	Barobo	Rizal
684	Region XIII	Surigao del Sur	Barobo	San Jose

DECEMBER 30, 2024	OFFICIAL GAZETTE	1025
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
685	Region XIII	Surigao del Sur	Barobo	San Roque
686	Region XIII	Surigao del Sur	Barobo	Sua
687	Region XIII	Surigao del Sur	Barobo	Unidad
688	Region XIII	Surigao del Sur	Barobo	Wakat
689	Region XIII	Surigao del Sur	Bayabas	Amag
690	Region XIII	Surigao del Sur	Bayabas	Cabugo
691	Region XIII	Surigao del Sur	Bayabas	Cagbaoto
692	Region XIII	Surigao del Sur	Bayabas	La Paz
693	Region XIII	Surigao del Sur	Bayabas	Panaosawon
694	Region XIII	Surigao del Sur	Bislig City	Coleto
695	Region XIII	Surigao del Sur	Bislig City	Maharlika
696	Region XIII	Surigao del Sur	Bislig City	Mone
697	Region XIII	Surigao del Sur	Bislig City	San Isidro
698	Region XIII	Surigao del Sur	Bislig City	San Jose
699	Region XIII	Surigao del Sur	Bislig City	San Vicente
700	Region XIII	Surigao del Sur	Bislig City	Tumanan
701	Region XIII	Surigao del Sur	Cagwait	Bacolod
702	Region XIII	Surigao del Sur	Cagwait	Bitaugan East
703	Region XIII	Surigao del Sur	Cagwait	Bitaugan West
704	Region XIII	Surigao del Sur	Cantilan	Bugsukan
705	Region XIII	Surigao del Sur	Cantilan	Calagdaan
706	Region XIII	Surigao del Sur	Cantilan	Consuelo
707	Region XIII	Surigao del Sur	Cantilan	General Island
708	Region XIII	Surigao del Sur	Cantilan	Magasang
709	Region XIII	Surigao del Sur	Carmen	Antao
710	Region XIII	Surigao del Sur	Carmen	Cancavan
711	Region XIII	Surigao del Sur	Carmen	Esperanza
712	Region XIII	Surigao del Sur	Carmen	San Vicente
713	Region XIII	Surigao del Sur	Carrascal	Babuyan
714	Region XIII	Surigao del Sur	Carrascal	Bacolod
715	Region XIII	Surigao del Sur	Carrascal	Caglayag
716	Region XIII	Surigao del Sur	Carrascal	Gamuton
717	Region XIII	Surigao del Sur	Carrascal	Pantukan
718	Region XIII	Surigao del Sur	Cortes	Capandan
719	Region XIII	Surigao del Sur	Cortes	Manlico
720	Region XIII	Surigao del Sur	Cortes	Tuboran
721	Region XIII	Surigao del Sur	Cortes	Uba
722	Region XIII	Surigao del Sur	Hinatuan	Dugmanon
723	Region XIII	Surigao del Sur	Hinatuan	Harip
724	Region XIII	Surigao del Sur	Hinatuan	Pagtigni-an
725	Region XIII	Surigao del Sur	Hinatuan	San Juan
726	Region XIII	Surigao del Sur	Hinatuan	Tarusan
727	Region XIII	Surigao del Sur	Hinatuan	Tidman

1026	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
728	Region XIII	Surigao del Sur	Lanuza	Agsam
729	Region XIII	Surigao del Sur	Lanuza	Bocawe
730	Region XIII	Surigao del Sur	Lanuza	Zone II
731	Region XIII	Surigao del Sur	Lianga	Anibongan
732	Region XIII	Surigao del Sur	Lianga	Ban-as
733	Region XIII	Surigao del Sur	Lianga	Banahao
734	Region XIII	Surigao del Sur	Lianga	Ganayon
735	Region XIII	Surigao del Sur	Lianga	Liatimco
736	Region XIII	Surigao del Sur	Lianga	Manyayay
737	Region XIII	Surigao del Sur	Lianga	Payasan
738	Region XIII	Surigao del Sur	Lianga	Poblacion
739	Region XIII	Surigao del Sur	Madrid	San Roque
740	Region XIII	Surigao del Sur	Madrid	San Vicente
741	Region XIII	Surigao del Sur	Madrid	Union
742	Region XIII	Surigao del Sur	Marihatag	Alegria
743	Region XIII	Surigao del Sur	Marihatag	Amontay
744	Region XIII	Surigao del Sur	Marihatag	Antipolo
745	Region XIII	Surigao del Sur	Marihatag	Mararag
746	Region XIII	Surigao del Sur	Marihatag	San Antonio
747	Region XIII	Surigao del Sur	Marihatag	San Isidro
748	Region XIII	Surigao del Sur	Marihatag	Santa Cruz
749	Region XIII	Surigao del Sur	San Agustin	Bretania
750	Region XIII	Surigao del Sur	San Agustin	Buatong
751	Region XIII	Surigao del Sur	San Agustin	Gata
752	Region XIII	Surigao del Sur	San Agustin	Kauswagan
753	Region XIII	Surigao del Sur	San Agustin	Pongtod
754	Region XIII	Surigao del Sur	San Miguel	Baras
755	Region XIII	Surigao del Sur	San Miguel	Libas Gua
756	Region XIII	Surigao del Sur	San Miguel	Tina
757	Region XIII	Surigao del Sur	Tagbina	Batunan
758	Region XIII	Surigao del Sur	Tagbina	Carpenito
759	Region XIII	Surigao del Sur	Tagbina	Kahayagan
760	Region XIII	Surigao del Sur	Tagbina	Lago
761	Region XIII	Surigao del Sur	Tagbina	Maglambing
762	Region XIII	Surigao del Sur	Tagbina	Maglatab
763	Region XIII	Surigao del Sur	Tagbina	Magsaysay
764	Region XIII	Surigao del Sur	Tagbina	Osmeña
765	Region XIII	Surigao del Sur	Tagbina	Poblacion
766	Region XIII	Surigao del Sur	Tagbina	Quezon
767	Region XIII	Surigao del Sur	Tagbina	Santa Cruz
768	Region XIII	Surigao del Sur	Tagbina	Santa Maria
769	Region XIII	Surigao del Sur	Tagbina	Sayon
770	Region XIII	Surigao del Sur	Tagbina	Tagongon

DECEMBER 30, 2024	OFFICIAL GAZETTE	1027
FY 2024 SUPPORT TO BARANGAY DEVELOPMENT PROGRAM

	REGION	PROVINCE	CITY/MUNICIPALITY	BARANGAY
771	Region XIII	Surigao del Sur	Tagbina	Trinidad
772	Region XIII	Surigao del Sur	Tagbina	Villaverde
773	Region XIII	Surigao del Sur	Tago	Alba
774	Region XIII	Surigao del Sur	Tago	Bajao
775	Region XIII	Surigao del Sur	Tago	Camagong
776	Region XIII	Surigao del Sur	Tago	Gamut
777	Region XIII	Surigao del Sur	Tago	Jubang
778	Region XIII	Surigao del Sur	Tago	Kinabigtasan
779	Region XIII	Surigao del Sur	Tago	Sumo-Sumo
780	Region XIII	Surigao del Sur	Tago	Unidos